                                                  Filed Pursuant to Rule 433
                                                  Registration No. 333-141648-01

            THE DATE OF THIS FREE WRITING PROSPECTUS IS JULY 9, 2007

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-141648) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-877-858-5407 or by emailing Citigroup
DCM-Prospectus@Citigroup.com.

                  CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
                                    DEPOSITOR
                   CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-C6
                                 ISSUING ENTITY

 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C6 CLASS A-1, CLASS
 A-2, CLASS A-3, CLASS A-3B, CLASS A-SB, CLASS A-4, CLASS A-1A,CLASS A-M, CLASS
          A-J, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS X

     APPROXIMATE TOTAL PRINCIPAL BALANCE AT INITIAL ISSUANCE: $4,403,508,000

     We are Citigroup Commercial Mortgage Securities Inc., the depositor with respect to the securitization transaction that is the subject of this offering prospectus. This offering prospectus specifically relates to, and is accompanied by, our base prospectus dated July 9, 2007. This offering prospectus and the accompanying base prospectus are intended to offer and relate only to the classes of commercial mortgage pass-through certificates identified above, and not to the other classes of certificates that will be issued by the Citigroup
Commercial Mortgage Trust 2007-C6, which is the issuing entity. The offered certificates are not listed on any national securities exchange or any automated quotation system of any registered securities associations, such as NASDAQ.

     The sponsors of the series 2007-C6 securitization transaction are LaSalle
Bank National Association, Citigroup Global Markets Realty Corp., Capmark
Finance Inc. and PNC Bank, National Association.

     The offered certificates represent the obligations of the issuing entity only and do not represent the obligations of or interests in any sponsor, the depositor or any of their affiliates. The assets of the issuing entity will include a pool of multifamily, commercial and manufactured housing community mortgage loans having the characteristics described in this offering prospectus.
No governmental agency or instrumentality or private insurer has insured or guaranteed payment on the offered certificates or any of the mortgage loans that back them. The assets of the issuing entity will also include an interest rate swap agreement that relates to a class of series 2007-C6 certificates that are not offered by this offering prospectus.

     The holders of each class of offered certificates will be entitled to receive, to the extent of available funds, monthly distributions of interest, principal or both, commencing on the distribution date in August 2007. The table on page 9 of this offering prospectus contains a list of the respective classes of offered certificates and states the original principal balance or notional amount, initial interest rate, interest rate description and other select characteristics of each of those classes. Credit enhancement is being provided to the offered certificates through the subordination of various other classes, including multiple non-offered classes, of the series 2007-C6 certificates. That same table on page 9 of this offering prospectus also contains a list of the non-offered classes of the series 2007-C6 certificates.

     YOU SHOULD FULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 50 IN THIS
OFFERING PROSPECTUS AND ON PAGE 19 IN THE ACCOMPANYING BASE PROSPECTUS PRIOR TO
INVESTING IN THE OFFERED CERTIFICATES.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this offering prospectus or the accompanying base prospectus. Any representation to the contrary is a criminal offense.

     Citigroup Global Markets Inc., Banc of America Securities LLC, Capmark
Securities Inc., Lehman Brothers Inc. and PNC Capital Markets LLC are the
underwriters with respect to the offered certificates. They will purchase their respective allocations, in each case if any, of the offered certificates from us, subject to the satisfaction of specified conditions. We will identify in a final prospectus supplement relating to the offered certificates the amount of proceeds that we will receive from the sale of the offered certificates before deducting expenses payable by us. Each underwriter currently intends to sell its allocation of offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. However, not every underwriter will have an obligation to purchase offered certificates from us. See "Method of Distribution" in this offering prospectus.

     With respect to this offering, Citigroup Global Markets Inc. is acting as lead manager and sole bookrunner. Banc of America Securities LLC, Capmark
Securities Inc., Lehman Brothers Inc. and PNC Capital Markets LLC are acting as co-managers.

                                    CITIGROUP
CAPMARK SECURITIES INC.                                  PNC CAPITAL MARKETS LLC
BANC OF AMERICA SECURITIES LLC                                   LEHMAN BROTHERS

                       CITIGROUP COMMERCIAL MORTGAGE TRUST
          Commercial Mortgage Pass-Through Certificates, Series 2007-C6

                                 [MAP OMITTED]

WASHINGTON
17 properties
$153,988,719
3.2% of total

NEBRASKA
3 properties
$48,946,077
1.0% of total

MISSOURI
10 properties
$53,367,104
1.1% of total

IOWA
1 property
$4,800,000
0.1% of total

ILLINOIS
54 properties
$257,593,514
5.4% of total

MINNESOTA
4 properties
$37,916,070
0.8% of total

WISCONSIN
5 properties
$39,927,495
0.8% of total

INDIANA
5 properties
$37,488,504
0.8% of total

MICHIGAN
5 properties
$48,995,946
1.0% of total

OHIO
7 properties
$58,597,683
1.2% of total

PENNSYLVANIA
18 properties
$307,391,419
6.5% of total

NEW YORK
14 properties
$78,905,708
1.7% of total

NEW HAMPSHIRE
2 properties
$9,520,000
0.2% of total

MAINE
1 property
$10,000,000
0.2% of total

MASSACHUSETTS
14 properties
$139,569,788
2.9% of total

CONNECTICUT
4 properties
$33,206,000
0.7% of total

RHODE ISLAND
1 property
$17,265,000
0.4% of total

NEW JERSEY
13 properties
$160,605,199
3.4% of total

DELAWARE
6 properties
$29,295,000
0.6% of total

MARYLAND
14 properties
$184,760,283
3.9% of total

DISTRICT OF COLUMBIA
3 properties
$57,400,000
1.2% of total

VIRGINIA
21 properties
$418,705,338
8.8% of total

NORTH CAROLINA
21 properties
$253,588,058
5.3% of total

SOUTH CAROLINA
12 properties
$62,553,920
1.3% of total

GEORGIA
37 properties
$207,828,144
4.4% of total

FLORIDA
57 properties
$392,493,796
8.2% of total

KENTUCKY
7 properties
$24,602,512
0.5% of total

ALABAMA
3 properties
$14,404,310
0.3% of total

TENNESSEE
26 properties
$79,113,863
1.7% of total

MISSISSIPPI
2 properties
$9,291,167
0.2% of total

LOUISIANA
1 property
$1,718,368
0.04% of total

ARKANSAS
5 properties
$32,541,688
0.7% of total

TEXAS
18 properties
$143,646,740
3.0% of total

OKLAHOMA
2 properties
$13,278,178
0.3% of total

KANSAS
1 property
$4,291,753
0.09% of total

NEW MEXICO
2 properties
$8,700,000
0.2% of total

ARIZONA
5 properties
$38,345,856
0.8% of total

COLORADO
2 properties
$8,500,000
0.2% of total

HAWAII
4 properties
$100,000,000
2.1% of total

SOUTHERN CALIFORNIA
39 properties
$725,955,536
15.2% of total

NORTHERN CALIFORNIA
14 properties
$201,224,993
4.2% of total

NEVADA
5 properties
$40,774,605
0.9% of total

UTAH
6 properties
$70,120,000
1.5% of total

OREGON
11 properties
$139,331,077
2.9% of total

                               [PIE CHART OMITTED]

                       % OF INITIAL MORTGAGE POOL BALANCE

Anchored Retail        35.5%
Office                 26.6%
Hospitality            10.6%
Industrial              9.7%
Multifamily             9.4%
Unanchored Retail       3.6%
Mixed Use               2.3%
Manufactured Housing    1.3%
Self Storage            0.6%
Other                   0.2%
Land                    0.1%

                              [LEGEND/KEY OMITTED]

> $151 MM of Initial Mortgage Pool Balance

$101 - $150 MM of Initial Mortgage Pool Balance

$51 - $100 MM of Initial Mortgage Pool Balance

$0 - $50 MM of Initial Mortgage Pool Balance

                                TABLE OF CONTENTS

                                                                            Page
                                                                           -----
IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS OFFERING
   PROSPECTUS AND THE ACCOMPANYING BASE PROSPECTUS .....................       7
IMPORTANT INFORMATION RELATING TO AUTOMATICALLY GENERATED EMAIL

   The Class A-M, A-J, B, C, D, E and F Certificates Are Subordinate to,
      and Are Therefore Riskier than, the Class A-1, A-2, A-3, A-3B,
      A-SB, A-4 and A-1A Certificates ..................................      50
   The Offered Certificates Have Uncertain Yields to Maturity...........      50
   The Investment Performance of Your Offered Certificates May Vary
      Materially and Adversely from Your Expectations Because the Rate of Prepayments and Other Unscheduled Collections of Principal on
      the Underlying Mortgage Loans Is Faster or Slower than You
      Anticipated ......................................................      51
   The Interests of the Series 2007-C6 Controlling Class
      Certificateholders May Be in Conflict with the Interests of the
      Offered Certificateholders .......................................      52
   Repayment of the Underlying Mortgage Loans Depends on the Operation
      of the Mortgaged Real Properties .................................      53
   The Mortgaged Real Property Will Be the Sole Asset Available to
      Satisfy the Amounts Owing Under an Underlying Mortgage Loan in the
      Event of Default .................................................      54
   In Some Cases, Payments on an Underlying Mortgage Loan Are Dependent
      on a Single Tenant or on One or a Few Major Tenants at the Related
      Mortgaged Real Property ..........................................      54
   Mortgaged Properties Leased to Borrowers or Borrower-Affiliated
      Entities Have Unique Risks .......................................      54
   Five Percent or More of the Initial Mortgage Pool Balance Will Be
      Secured by Mortgage Liens on the Respective Borrower's Interests
      in Each of the Following Property Types--Retail, Office,
      Hospitality, Industrial and Multifamily ..........................      55
   Risks Associated with Condominium Ownership .........................      56
   Ten Percent or More of the Initial Mortgage Pool Balance Will Be
      Secured by Mortgage Liens on Real Properties Located in the State
      of California and Five Percent or More of the Initial Mortgage
      Pool Balance Will Be Secured by Mortgage Liens on Real Properties
      Located in the State of Virginia, Florida, Pennsylvania, Illinois
      and North Carolina ...............................................      57
   The Mortgage Pool Will Include Material Concentrations of Balloon
      Loans and Loans with Anticipated Repayment Dates .................      57
   The Mortgage Pool Will Include Some Disproportionately Large
      Mortgage Loans....................................................      58
   The Mortgage Pool Will Include Leasehold Mortgage Loans and Lending
      on a Leasehold Interest in Real Property is Riskier
      Than Lending on the Fee Interest in That Property ................      58
   Some of the Mortgaged Real Properties Are Legal Nonconforming Uses or
      Legal Nonconforming Structures ...................................      59
   Some of the Mortgaged Real Properties May Not Comply with All
      Applicable Zoning Laws and/or Local Building Codes or with the
      Americans with Disabilities Act of 1990 ..........................      59
   Some Mortgaged Properties May Not Be Readily Convertible to
      Alternative Uses .................................................      59
   Multiple Mortgaged Real Properties Are Owned by the Same Borrower,
      Affiliated Borrowers or Borrowers with Related Principals or Are

                                       3

      Occupied, in Whole or in Part, by the Same Tenant or Affiliated
      Tenants, Which Presents a Greater Risk to Investors in the Event
      of the Bankruptcy or Insolvency of Any Such Borrower or Tenant....      59
   Some of the Mortgaged Real Properties Are or May Be Encumbered by
      Additional Debt and the Ownership Interests in Some Borrowers Have
      Been or May Be Pledged to Secure Debt Which, in Either Case, May
      Reduce the Cash Flow Available to the Subject Mortgaged Real
      Property .........................................................      60
   Borrower Sponsorship May Affect Performance .........................      62
   Conflicting Rights of Tenants May Adversely Affect a Mortgaged
      Real Property ....................................................      62
   Certain Borrower Covenants May Affect That Borrower's Available
      Cash Flow ........................................................      62
   Some Borrowers Under the Underlying Mortgage Loans Will Not Be
      Special Purpose Entities .........................................      62
   Tenancies in Common May Hinder Recovery .............................      63
   Changes in Mortgage Pool Composition Can Change the Nature of
      Your Investment ..................................................      63
   Risks Related to Redevelopment and Renovation at the Mortgaged
      Properties .......................................................      63
   Decisions Made by the Trustee, the Master Servicers or the Special
      Servicer May Negatively Affect Your Interests ....................      64
   Obligated Parties May Not Be Able to Make a Required Repurchase or
      Substitution of a Defective Mortgage Loan ........................      64
   The Mortgage Loans Have Not Been Reunderwritten by Us................      64
   Mortgage Loans Secured by Mortgaged Real Properties Subject to
      Assistance and Affordable Housing Programs are Subject to the
      Risk That Those Programs May Terminate or Be Altered..............      65
   Lending on Income-Producing Real Properties Entails Environmental
      Risks ............................................................      65
   Lending on Income-Producing Properties Entails Risks Related to
      Property Condition ...............................................      66
   Appraisals Performed on Mortgaged Real Properties May Not Accurately
      Reflect the Respective Values of Those Mortgaged Real Properties..      67
   Terrorism Insurance Coverage on the Mortgaged Properties May Be
      Expensive and/or Difficult to Obtain .............................      67
   The Absence or Inadequacy of Insurance Coverage on the Mortgaged
      Properties May Adversely Affect Payments on the Offered
      Certificates .....................................................      70
   There May be Restrictions on the Ability of a Borrower, a Lender or
      Any Transferee Thereof to Terminate or Renegotiate Property
      Management Agreements That are in Existence With Respect to Some
      of the Mortgaged Real Properties .................................      71
   The Mortgaged Real Properties that Secure Some Mortgage Loans in the
      Series 2007-C6 Securitization Transaction Also Secure One or More
      Related Mortgage Loans That Will Not Be Transferred to the Issuing
      Entity; The Interests of the Holders of Those Related Mortgage
      Loans May Conflict with Your Interests............................      71
   Conflicts of Interest May Exist in Connection with Certain Previous or Existing Relationships of a Sponsor for the Series 2007-C6
      Securitization Transaction or an Affiliate Thereof to Certain of
      the Underlying Mortgage Loans, Related Borrowers or Related
      Mortgaged Real Properties ........................................      73
   Limitations on Enforceability of Cross-Collateralization May Reduce

   The Underwritten Net Cash Flow Debt Service Coverage Ratios and/or
      Loan-to-Value Ratios for Certain of the Underlying Mortgage Loans
      Have Been Adjusted in Consideration of Certain Financial
      Performance Assumptions or a Cash Holdback or a Guaranty or Based

   Cross-Collateralized Mortgage Loans and Multiple Property Mortgage
      Loans.............................................................      78

                                       4

   The Series 2007-C6 Controlling Class Representative and the
      Serviced Non-Trust Loan Noteholders...............................     183
   Replacement of the Special Servicer..................................     187
   Beneficial Owners of the Controlling Class of Series 2007-C6

   Reductions of Certificate Principal Balances in Connection with

                                       5

ANNEX A-1--Characteristics of the Underlying Mortgage Loans and the
   Mortgaged Real Properties............................................   A-1-1
ANNEX A-2--Summary Characteristics of the Underlying Mortgage Loans and
   the Mortgaged Real Properties........................................   A-2-1
ANNEX A-3--Summary Characteristics of the Underlying Mortgage Loans in
   Loan Group No. 1 and the related Mortgaged Real Properties...........   A-3-1
ANNEX A-4--Summary Characteristics of the Underlying Mortgage Loans in
   Loan Group No. 2 and the related Mortgaged Real Properties...........   A-4-1
ANNEX A-5--Characteristics of the Multifamily, Manufactured Housing
   Community and Mixed Use Mortgaged Real Properties....................   A-5-1
ANNEX B--Description of Ten Largest Mortgage Loans and/or Groups of
   Cross-Collateralized Mortgage Loans..................................   B-1-1
ANNEX C-1--Yield Tables.................................................   C-1-1
ANNEX C-2--Decrement Tables.............................................   C-2-1
ANNEX D--Form of Distribution Date Statement............................   D-1-1
ANNEX E--Class A-SB Planned Principal Balance Schedule..................   E-1-1
ANNEX F--Global Clearance, Settlement and Tax Documentation Procedures..   F-1-1

                                       6

            IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS
            OFFERING PROSPECTUS AND THE ACCOMPANYING BASE PROSPECTUS

     The information in this offering prospectus may be amended and/or supplemented prior to the time of sale. The information in this offering prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this offering prospectus.

     Information about the offered certificates is contained in two separate documents:

     o    this offering prospectus, which describes the specific terms of the offered certificates; and

     o    the accompanying base prospectus, which provides general information, some of which may not apply to the offered certificates.

     You should read both this offering prospectus and the accompanying base prospectus in full to obtain material information concerning the offered certificates. When reading the accompanying base prospectus in conjunction with this offering prospectus, references in the accompanying base prospectus to
"prospectus supplement" should be read as references to this offering prospectus.

     The annexes attached to this offering prospectus are hereby incorporated into and made a part of this offering prospectus.

     This offering prospectus and the accompanying base prospectus do not constitute an offer to sell or a solicitation of an offer to buy any security other than the offered certificates, nor does it constitute an offer to sell or a solicitation of an offer to buy any of the offered certificates to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation to such person.

     In this offering prospectus, the terms "depositor," "we," "us" and "our"
refer to Citigroup Commercial Mortgage Securities Inc.

   IMPORTANT INFORMATION RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

     Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom or top of, or attached to, an email communication to which these materials may have been attached, that are substantially similar to or in the nature of the following disclaimers, statements or language, are not applicable to these materials and should be disregarded: (i) disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;
(ii) disclaimers of responsibility or liability; (iii) statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends; (iv) language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy; (v) statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and (vi)
a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

                                       7

                          NOTICE TO NON-U.S. INVESTORS

     The distribution of this offering prospectus and the accompanying base prospectus and the offer or sale of the offered certificates may be restricted by law in certain jurisdictions. Persons into whose possession this offering prospectus and the accompanying base prospectus or any of the offered certificates come must inform themselves about, and observe, any such restrictions. Each prospective purchaser of the offered certificates must comply with all applicable laws and regulations in force in any jurisdiction in which it purchases, offers or sells the offered certificates or possesses or distributes this offering prospectus and the accompanying base prospectus and must obtain any consent, approval or permission required by it for the purchase, offer or sale by it of the offered certificates under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes such purchases, offers or sales, and neither we nor any of the underwriters have any responsibility therefor.

                             EUROPEAN ECONOMIC AREA

     Each underwriter has agreed with us that it will abide by certain selling restrictions with respect to offers of series 2007-C6 certificates to the public in the European Economic Area. See "Method of Distribution" in this offering prospectus.

                                       8

--------------------------------------------------------------------------------

                         SUMMARY OF OFFERING PROSPECTUS

     This summary contains selected information regarding the offering being made by this offering prospectus. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of the offering of the offered certificates, you should carefully read this offering prospectus and the accompanying base prospectus in full.

                         INTRODUCTION TO THE TRANSACTION

     The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as the series 2007-C6 commercial mortgage pass-through certificates and consisting of multiple classes. The table below identifies the respective classes of that series, specifies various characteristics of each of those classes and indicates which of those classes are offered by this offering prospectus and which are not offered by this offering prospectus. "TBD" means to be determined, and "NAP" means not applicable.

          SERIES 2007-C6 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

            APPROX. TOTAL
              PRINCIPAL                       APPROX. %
               BALANCE        APPROX. % OF      TOTAL                                      WEIGHTED
             OR NOTIONAL        INITIAL        CREDIT                                      AVERAGE
              AMOUNT AT         MORTGAGE     SUPPORT AT     PASS-THROUGH      INITIAL       LIFE                     RATINGS(17)
               INITIAL            POOL         INITIAL          RATE        PASS-THROUGH   (YEARS)     PRINCIPAL       FITCH/
 CLASS         ISSUANCE        BALANCE(5)    ISSUANCE(6)   DESCRIPTION(11)    RATE(12)    (14)((15)  WINDOW(15)(16)     S&P
--------   -----------------  ------------  -------------  ---------------  ------------  ---------  --------------  -----------

Offered Certificates
A-1           $64,000,000         1.34%     30.000%(7)           TBD            TBD          2.99      8/07-9/11       AAA/AAA
A-2          $430,000,000(3)      9.03%     30.000%(7)(8)        TBD            TBD          4.97      9/11-9/13       AAA/AAA
A-3          $404,300,000         8.49%     30.000%(7)           TBD            TBD          7.08      9/13-2/17       AAA/AAA
A-3B         $100,000,000         2.10%     30.000%(7)           TBD            TBD          9.53      2/17-2/17       AAA/AAA
A-SB         $100,000,000         2.10%     30.000%(7)           TBD            TBD          6.93      3/12-8/16       AAA/AAA
A-4        $1,745,153,000        36.66%     30.000%(7)           TBD            TBD          9.73      2/17-6/17       AAA/AAA
A-1A         $488,932,000        10.27%     30.000%(7)           TBD            TBD          9.23      8/07-6/17       AAA/AAA
A-M          $476,055,000(3)     10.00%     20.000%(9)           TBD            TBD          9.86      6/17-6/17       AAA/AAA
A-J          $398,696,000(3)      8.37%     11.625%(10)          TBD            TBD          9.87      6/17-7/17       AAA/AAA
B             $23,802,000         0.50%     11.125%              TBD            TBD          9.94      7/17-7/17       AA+/AA+
C             $71,409,000         1.50%      9.625%              TBD            TBD          9.94      7/17-7/17        AA/AA
D             $35,704,000         0.75%      8.875%              TBD            TBD          9.94      7/17-7/17       AA-/AA-
E             $29,753,000         0.62%      8.250%              TBD            TBD          9.94      7/17-7/17        A+/A+
F             $35,704,000         0.75%      7.500%              TBD            TBD          9.94      7/17-7/17         A/A
X          $4,760,549,403(4)       NAP         NAP           Variable IO        TBD           NAP          NAP         AAA/AAA
Non-Offered Certificates(1)
A-2FL(2)         TBD(3)            TBD         NAP(8)          Floating       LIBOR +         NAP          NAP         AAA/AAA
                                                                              __%(13)
A-MFL(2)         TBD(3)            TBD         NAP(9)          Floating       LIBOR +         NAP          NAP         AAA/AAA
                                                                              __%(13)
A-JFL(2)         TBD(3)            TBD         NAP(10)         Floating       LIBOR +         NAP          NAP         AAA/AAA
                                                                              __%(13)
G             $47,606,000         1.00%        NAP               TBD            TBD           NAP          NAP          A-/A-
H             $53,556,000         1.12%        NAP               TBD            TBD           NAP          NAP        BBB+/BBB+
J             $65,457,000         1.37%        NAP               TBD            TBD           NAP          NAP         BBB/BBB
K             $53,557,000         1.13%        NAP               TBD            TBD           NAP          NAP        BBB-/BBB-
L             $11,901,000         0.25%        NAP               TBD            TBD           NAP          NAP         BB+/BB+
M             $11,901,000         0.25%        NAP               TBD            TBD           NAP          NAP          BB/BB
N             $17,852,000         0.37%        NAP               TBD            TBD           NAP          NAP         BB-/BB-
O             $11,902,000         0.25%        NAP               TBD            TBD           NAP          NAP          B+/B+
P              $5,950,000         0.12%        NAP               TBD            TBD           NAP          NAP           B/B
Q              $5,951,000         0.13%        NAP               TBD            TBD           NAP          NAP          B-/B-
S             $71,408,403         1.50%        NAP               TBD            TBD           NAP          NAP          NR/NR

----------
(1)  The non-offered classes of the series 2007-C6 certificates will also include the class Y and R certificates. Those classes of series 2007-C6 certificates will not have principal balances, notional amounts or pass-through rates.

(2)  The class A-2FL, A-MFL and A-JFL certificates are the floating rate classes of the series 2007-C6 certificates. The assets of the trust will include an interest rate swap agreement that relates to each of the floating rate classes of the series 2007-C6 certificates. Each of the floating rate classes of the series 2007-C6 certificates will represent undivided interests in, among other things, a real estate mortgage investment conduit regular interest, which REMIC regular interest will have the same alphabetic or alphanumeric designation (i.e., Class A-2FL, A-MFL and A-JFL, as applicable) as that class, together with the rights and obligations under the related swap agreement. For so long as it

--------------------------------------------------------------------------------

                                       9

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     is in effect, the swap agreement with respect to each floating rate class of series 2007-C6 certificates will provide, among other things, that amounts payable by the issuing entity as interest with respect to the corresponding REMIC regular interest will be exchanged for floating amounts payable as interest by the swap provider under that swap agreement, with regularly scheduled payments with respect to any floating rate class of series 2007-C6 certificates to be made between the issuing entity and the swap counterparty on a net basis. The swap agreement with respect to each floating rate class of series 2007-C6 certificates will provide for the calculation of interest accruing at a LIBOR-based rate on a notional amount equal to the total principal balance of that class of series 2007-C6 certificates outstanding from time to time. The total principal balance of a floating rate class of series 2007-C6 certificates at any time will equal the total principal balance of the corresponding REMIC regular interest.
     The REMIC regular interest with respect to any floating rate class of series 2007-C6 certificates will accrue interest at one of the following pass-through rates: (a) a fixed annual rate; (b) the weighted average from time to time of certain net interest rates on the underlying mortgage loans; (c) the weighted average rate described in clause (b) of this sentence minus a specified percentage; and (d) the lesser of a specified rate per annum and the weighted average rate described in clause (b) of this sentence. If interest distributions with respect to the REMIC regular interest corresponding to any floating rate class of series 2007-C6 certificates are less than the applicable amount payable to the swap counterparty under the related swap agreement for any distribution date, then there will be a dollar-for-dollar reduction in the amounts payable by the related swap counterparty under the swap agreement and, accordingly, in the amount of interest payable on that class of series 2007-C6 certificates, thereby resulting in an effective pass-through rate for that class of series 2007-C6 certificates below the applicable LIBOR-based rate.

(3)  The allocations of total principal balance between the A-2 and A-2FL classes, between the A-M and A-MFL classes and between the A-J and A-JFL classes, respectively, will be determined by market demand up to the amount indicated for the respective class of offered certificates.

(4)  Notional amount. The total notional amount of the class X certificates will equal the total principal balance of the class A-1, A-2, A-2FL, A-3, A-3B,
     A-SB, A-4, A-1A, A-M, A-MFL, A-J, A-JFL, B, C, D, E, F, G, H, J, K, L, M,
     N, O, P, Q and S certificates outstanding from time to time. In general, the total principal balance of each such class of series 2007-C6 certificates will constitute a separate component of the total notional amount of the class X certificates. The class X certificates do not have principal balances and do not entitle holders to distributions of principal.

(5)  The initial mortgage pool balance will equal $4,760,549,404, subject to a variance of plus or minus 5%.

(6)  Structural credit enhancement is provided for the offered certificates through the subordination of more junior classes - or of REMIC regular interests corresponding to more junior classes - of series 2007-C6 certificates. The approximate percentage of total credit support at initial issuance shown in the foregoing table with respect to each class of offered certificates represents the total initial principal balance, expressed as a percentage of the initial mortgage pool balance, of all more subordinate classes of the series 2007-C6 certificates.

(7)  Presented on an aggregate basis for the class A-1, A-2, A-3, A-3B, A-SB,
     A-4 and A-1A certificates.

(8)  The class A-2 certificates and the class A-2FL REMIC regular interest are pro rata and pari passu in right of payment.

(9)  The class A-M certificates and the class A-MFL REMIC regular interest are pro rata and pari passu in right of payment.

(10) The class of A-J certificates and the class A-JFL REMIC regular interest are pro rata and pari passu in right of payment.

(11) In the case of any particular class of series 2007-C6 certificates shown in the foregoing table:

     (a)  "Fixed" refers to a pass-through rate that remains fixed at the initial pass-through rate for the subject class;

     (b)  "WAC" refers to a variable pass-through rate equal to the weighted average from time to time of certain net interest rates on the underlying mortgage loans;

     (c)  "WAC Cap" refers to a variable pass-through rate equal to the lesser of (i) the initial pass-through rate for the subject class and (ii)
          the weighted average from time to time of certain net interest rates on the underlying mortgage loans;

     (d)  "WAC-x%" refers to a variable pass-through rate equal to (i) the weighted average from time to time of certain net interest rates on the underlying mortgage loans, minus (ii) x%;

     (e)  "Variable IO" refers to a variable pass-through rate equal to the weighted average from time to time of certain strip rates at which interest accrues on the respective components of the total notional amount of a class of interest-only certificates; and

     (f)  "Floating" refers to an adjustable pass-through rate that is subject to adjustment monthly based on an independent interest rate index.

     See "Description of the Offered Certificates--General" and
     "--Payments--Calculation of Pass-Through Rates" in this offering prospectus.

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(12) Unless a class of series 2007-C6 certificates is identified as having a
     "Fixed" or "WAC Cap" pass-through rate, then the initial pass-through rate specified for that class in the table above is approximate.

(13) The initial value of LIBOR will be calculated two LIBOR business days prior to the date of initial issuance of the series 2007-C6 certificates.

(14) The weighted average life of any class of offered certificates refers to the average amount of time that will elapse from the date of their issuance until each dollar to be applied in reduction of the total principal balance of those certificates is paid to the investors.

(15) Calculated based on: (a) the assumptions that the related borrower timely makes all payments on each underlying mortgage loan, that each underlying mortgage loan with an anticipated repayment date (see "--The Underlying
     Mortgage Loans and the Mortgaged Real Properties--Payment and Other Terms"
     below) is paid in full on that date and that no underlying mortgage loan is otherwise prepaid prior to maturity; and (b) the other maturity assumptions referred to under "Yield and Maturity Considerations" in, and set forth in the glossary to, this offering prospectus.

(16) The principal window for any class of offered certificates (other than the class X certificates) is the period during which the holders of those certificates will receive payments of principal. The distribution date in the last month of the principal window for any class of offered certificates (other than the class X certificates) would be the final principal distribution date for that class.

(17) The ratings shown in the foregoing table for the offered certificates are those of Fitch, Inc. and Standard & Poor's Ratings Services, a division of
     The McGraw-Hill Companies, Inc., respectively. It is a condition to their issuance that the respective classes of the offered certificates receive credit ratings no lower than those shown in the foregoing table. See
     "Ratings" in this offering prospectus for a discussion of those ratings and the limitations thereof.

     The governing document for purposes of issuing the series 2007-C6 certificates and forming the issuing entity will be a pooling and servicing agreement to be dated as of July 1, 2007. Except as described under
"--Transaction Participants--Ala Moana Portfolio Mortgagee of Record, Master
Servicer and Special Servicer," and "--Transaction Participants--CGM AmeriCold
Portfolio Mortgagee of Record, Master Servicer and Special Servicer" below, the series 2007-C6 pooling and servicing agreement will also govern the servicing and administration of the mortgage loans and other assets that back the series
2007-C6 certificates. The parties to the series 2007-C6 pooling and servicing agreement will include us, a trustee, a certificate administrator, three (3)
master servicers and a special servicer. See "The Series 2007-C6 Pooling and
Servicing Agreement" in this offering prospectus. A copy of the series 2007-C6 pooling and servicing agreement, including the exhibits thereto, will be filed with the SEC as an exhibit to a current report on Form 8-K under the Securities
Exchange Act of 1934, as amended, following the initial issuance of the offered certificates. In addition, if and to the extent that any material terms of the series 2007-C6 pooling and servicing agreement or the exhibits thereto have not been disclosed in this offering prospectus, then the series 2007-C6 pooling and servicing agreement, together with such exhibits, will be filed with the SEC as an exhibit to a current report on Form 8-K on the date of initial issuance of the offered certificates. Upon filing with the SEC, those current reports on
Form 8-K and their exhibits will be available to the public for inspection. See
"Available Information" in the accompanying base prospectus.

                            TRANSACTION PARTICIPANTS

ISSUING ENTITY................   The Citigroup Commercial Mortgage Trust 2007-C6
                                 will be the issuing entity for the series
                                 2007-C6 securitization transaction. See
                                 "Transaction Participants--The Issuing Entity"
                                 in each of this offering prospectus and the
                                 accompanying base prospectus.

DEPOSITOR.....................   We are Citigroup Commercial Mortgage Securities
                                 Inc., the depositor for the series 2007-C6
                                 securitization transaction. We are a Delaware
                                 corporation. Our address is 388 Greenwich
                                 Street, New York, New York 10013 and our
                                 telephone number is (212) 816-6000. We are a
                                 wholly-owned subsidiary of Citigroup Financial
                                 Products Inc. and an affiliate of (a) Citigroup
                                 Global Markets Inc., one of the underwriters,
                                 and (b) Citigroup Global

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                                       11

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                                 Markets Realty Corp., one of the sponsors. See
                                 "Transaction Participants--The Depositor" in
                                 each of this offering prospectus and the
                                 accompanying base prospectus.

SPONSORS......................   LaSalle Bank National Association, Citigroup
                                 Global Markets Realty Corp., Capmark Finance
                                 Inc. and PNC Bank, National Association will be
                                 the sponsors for the series 2007-C6
                                 securitization transaction. Citigroup Global
                                 Markets Realty Corp. is our affiliate and an
                                 affiliate of Citigroup Global Markets Inc., one
                                 of the underwriters. LaSalle Bank National
                                 Association is also the certificate
                                 administrator. PNC Bank, National Association
                                 is an affiliate of (a) PNC Capital Markets LLC,
                                 one of the underwriters, and (b) Midland Loan
                                 Services, Inc., one of the master servicers.
                                 Capmark Finance Inc. is (a) an affiliate of
                                 Capmark Securities Inc., one of the
                                 underwriters, and (b) also a master servicer.
                                 See "Transaction Participants--The Sponsors" in
                                 this offering prospectus and "Transaction
                                 Participants--The Sponsor" in the accompanying
                                 base prospectus.

                                 Each of the underlying mortgage loans was
                                 originated, acquired or co-originated by one of
                                 the sponsors or an affiliate of a sponsor. We
                                 will acquire the underlying mortgage loans from
                                 the sponsors. Accordingly, they are from time
                                 to time referred to in this offering prospectus
                                 as mortgage loan sellers.

INITIAL TRUSTEE...............   Wells Fargo Bank, N.A., a national banking
                                 association, will act as the initial trustee on
                                 behalf of the series 2007-C6
                                 certificateholders. See "Transaction
                                 Participants--The Trustee" in this offering
                                 prospectus. Following the transfer of the
                                 underlying mortgage loans to the issuing
                                 entity, the trustee, on behalf of the series
                                 2007-C6 certificateholders, will become the
                                 mortgagee of record under each underlying
                                 mortgage loan, subject to the discussion under
                                 "--Transaction Participants--Ala Moana
                                 Portfolio Mortgagee of Record, Master Servicer
                                 and Special Servicer" and "--Transaction
                                 Participants--CGM AmeriCold Portfolio Mortgagee
                                 of Record, Master Servicer and Special
                                 Servicer" below.

INITIAL CERTIFICATE
ADMINISTRATOR.................   LaSalle Bank National Association, a national
                                 banking association with corporate trust
                                 offices located in Chicago, Illinois, will act
                                 as the initial certificate administrator on
                                 behalf of the series 2007-C6
                                 certificateholders. See "Transaction
                                 Participants--The Certificate Administrator" in
                                 this offering prospectus. The certificate
                                 administrator will be responsible for
                                 calculating the amount of principal and
                                 interest to be paid to, and making
                                 distributions to, the series 2007-C6
                                 certificateholders, as described under
                                 "Description of the Offered Certificates" in
                                 this offering prospectus. The certificate
                                 administrator will also have, or be responsible
                                 for appointing an agent to perform, additional
                                 duties with respect to tax administration.

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                                       12

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INITIAL MASTER SERVICERS......   Midland Loan Services, Inc., a Delaware
                                 corporation, will act as the initial master
                                 servicer under the series 2007-C6 pooling and
                                 servicing agreement with respect to the
                                 underlying mortgage loans being sold to us by
                                 Citigroup Global Markets Realty Corp. and PNC
                                 Bank, National Association for inclusion in the
                                 series 2007-C6 securitization transaction;
                                 provided that most servicing functions with
                                 respect to the CGM AmeriCold Portfolio
                                 underlying mortgage loan are being performed
                                 pursuant to a pooling and servicing agreement
                                 for a separate securitization transaction.
                                 Midland Loan Services, Inc. is an affiliate of
                                 PNC Bank, National Association, one of the
                                 sponsors, and PNC Capital Markets LLC, one of
                                 the underwriters. See "Transaction
                                 Participants--The Servicers--Midland Loan
                                 Services, Inc." in this offering prospectus.

                                 Capmark Finance Inc., a California corporation,
                                 will act as the initial master servicer under
                                 the series 2007-C6 pooling and servicing
                                 agreement with respect to the underlying
                                 mortgage loans being sold to us by them for
                                 inclusion in the series 2007-C6 securitization
                                 transaction. Capmark Finance Inc. is (a) an
                                 affiliate of Capmark Securities Inc., one of
                                 the underwriters, and (b) also one of the
                                 sponsors. See "Transaction Participants--The
                                 Servicers--Capmark Finance Inc." in this
                                 offering prospectus.

                                 Wachovia Bank, National Association, a national
                                 banking association, will act as the initial
                                 master servicer with respect to the underlying
                                 mortgage loans being sold to us by LaSalle Bank
                                 National Association for inclusion in the
                                 series 2007-C6 securitization transaction;
                                 provided that most servicing functions with
                                 respect to the Ala Moana Portfolio underlying
                                 mortgage loan are being performed pursuant to a
                                 pooling and servicing agreement for a separate
                                 securitization transaction.

                                 As indicated below under "--Transaction
                                 Participants--Ala Moana Portfolio Mortgagee of
                                 Record, Master Servicer and Special Servicer,"
                                 and "--Transaction Participants--CGM AmeriCold
                                 Portfolio Mortgagee of Record, Master Servicer
                                 and Special Servicer": (a) Wachovia Bank,
                                 National Association is the master servicer for
                                 the Ala Moana Portfolio underlying mortgage
                                 loan pursuant to the pooling and servicing
                                 agreement for the series CD 2006-CD3 commercial
                                 mortgage securitization transaction; and (b)
                                 Midland Loan Services, Inc. is the master
                                 servicer for the CGM AmeriCold Portfolio
                                 underlying mortgage loan pursuant to the
                                 pooling and servicing agreement for the series
                                 CD 2007-CD4 commercial mortgage securitization
                                 transaction.

INITIAL SPECIAL SERVICER......   CWCapital Asset Management LLC, a Massachusetts
                                 limited liability company, will act as the
                                 initial special servicer with respect to the
                                 underlying mortgage loans, except as otherwise
                                 disclosed under "--Transaction
                                 Participants--Ala Moana Portfolio Mortgagee of
                                 Record, Master Servicer and Special

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                                       13

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                                 Servicer," and "--Transaction Participants--CGM
                                 AmeriCold Portfolio Mortgagee of Record, Master
                                 Servicer and Special Servicer" below. See
                                 "Transaction Participants--The
                                 Servicers--CWCapital Asset Management LLC" in
                                 this offering prospectus.

ALA MOANA PORTFOLIO MORTGAGEE
OF RECORD, MASTER SERVICER AND
SPECIAL SERVICER .............   The assets of the issuing entity will include a
                                 mortgage loan that is secured by the mortgaged
                                 real properties identified on Annex A-1 to this
                                 offering prospectus as the Ala Moana Portfolio.
                                 The Ala Moana Portfolio underlying mortgage
                                 loan will be serviced and administered pursuant
                                 to the pooling and servicing agreement relating
                                 to the series CD 2006-CD3 Commercial Mortgage
                                 Pass-Through Certificates, which provides that:

                                 o    LaSalle Bank National Association, a
                                      national banking association, which is the
                                      initial trustee under the series CD
                                      2006-CD3 pooling and servicing agreement,
                                      will, in that capacity, be the mortgagee
                                      of record for the Ala Moana Portfolio
                                      underlying mortgage loan;

                                 o    Wachovia Bank, National Association, a
                                      national banking association, which is one
                                      of the initial master servicers under the
                                      series CD 2006-CD3 pooling and servicing
                                      agreement, will, in that capacity, be the
                                      initial master servicer for the Ala Moana
                                      Portfolio underlying mortgage loan; and

                                 o    J.E. Robert Company, Inc., a Virginia
                                      corporation, which is the initial special
                                      servicer under the series CD 2006-CD3
                                      pooling and servicing agreement, will, in
                                      that capacity, be the initial special
                                      servicer for the Ala Moana Portfolio
                                      underlying mortgage loan.

                                 Notwithstanding the foregoing, references in
                                 this offering prospectus to the trustee, the
                                 certificate administrator, a master servicer
                                 and the special servicer will mean the trustee,
                                 the certificate administrator, the applicable
                                 master servicer and the special servicer under
                                 the series 2007-C6 pooling and servicing
                                 agreement unless the context clearly indicates
                                 otherwise.

CGM AMERICOLD PORTFOLIO
MORTGAGEE OF RECORD, MASTER
SERVICER AND SPECIAL
SERVICER .....................   The assets of the issuing entity will include a
                                 mortgage loan that is secured by the mortgaged
                                 real properties identified on Annex A-1 to this
                                 offering prospectus as the CGM AmeriCold
                                 Portfolio. The CGM AmeriCold Portfolio
                                 underlying mortgage loan will be serviced and
                                 administered pursuant to the pooling and
                                 servicing agreement relating to the series CD
                                 2007-CD4 Commercial Mortgage Pass-Through
                                 Certificates, which provides that:

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                                       14

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                                 o    Wells Fargo Bank, National Association, a
                                      national banking association, which is the
                                      initial trustee under the series CD
                                      2007-CD4 pooling and servicing agreement,
                                      will, in that capacity, be the mortgagee
                                      of record for the CGM AmeriCold Portfolio
                                      underlying mortgage loan;

                                 o    Midland Loan Services, Inc., a Delaware
                                      corporation, which is the initial master
                                      servicer of the CGM AmeriCold Portfolio
                                      underlying mortgage loan under the series
                                      CD 2007-CD4 pooling and servicing
                                      agreement, will, in that capacity, be the
                                      initial master servicer for the CGM
                                      AmeriCold Portfolio underlying mortgage
                                      loan; and

                                 o    LNR Partners, Inc., a Florida corporation,
                                      which is the initial special servicer
                                      under the series CD 2007-CD4 pooling and
                                      servicing agreement, will, in that
                                      capacity, be the initial special servicer
                                      for the CGM AmeriCold Portfolio underlying
                                      mortgage loan.

                                 Notwithstanding the foregoing, references in
                                 this offering prospectus to the trustee, the
                                 certificate administrator, a master servicer
                                 and the special servicer will mean the trustee,
                                 the certificate administrator, the applicable
                                 master servicer and the special servicer under
                                 the series 2007-C6 pooling and servicing
                                 agreement unless the context clearly indicates
                                 otherwise.

                           RELEVANT DATES AND PERIODS

CUT-OFF DATE .................   References in this offering prospectus to the
                                 "cut-off date" mean, individually and
                                 collectively, as the context may require: (a)
                                 with respect to each of the underlying mortgage
                                 loans having their first due dates in or prior
                                 to July 2007, the related due date of the
                                 subject underlying mortgage loan in July 2007;
                                 and (b) with respect to each of the underlying
                                 mortgage loans having their first due dates
                                 after July 2007, the later of the related date
                                 of origination of the subject underlying
                                 mortgage loan and July 1, 2007.

                                 All payments and collections received on each
                                 underlying mortgage loan after the cut-off
                                 date, excluding any payments or collections
                                 that represent amounts due on or before that
                                 date, will belong to the issuing entity.

                                 Certain of the underlying mortgage loans may
                                 not have a monthly debt service payment in
                                 August 2007. At the time of initial issuance of
                                 the series 2007-C6 certificates, the related
                                 mortgage loan seller will make a supplemental
                                 interest payment to the issuing entity to cover
                                 one month's interest on the cut-off date
                                 principal balance of each of those underlying
                                 mortgage loans. For purposes of calculating
                                 distributions on the series

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                                       15

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                                 2007-C6 certificates, those supplemental
                                 interest payments will be treated as if they
                                 were made by the respective borrowers.

                                 In addition, six (6) underlying mortgage loans,
                                 representing 3.3% of the initial mortgage pool
                                 balance, of which five (5) mortgage loans are
                                 in loan group no. 1 representing 3.2% of the
                                 initial loan group no. 1 balance and one (1)
                                 mortgage loan is in loan group no. 2
                                 representing 4.6% of the initial loan group no.
                                 2 balance, have a due date in August 2007 (and
                                 each month thereafter) that is subsequent to
                                 the determination date in such month. In the
                                 case of each of those six (6) mortgage loans,
                                 the applicable master servicer has agreed, to
                                 the extent necessary, to advance the amount of
                                 the monthly payment due each month and not to
                                 receive interest thereon except to the extent
                                 that the delinquency extends beyond the actual
                                 due date. The maturity date for each of those
                                 six (6) underlying mortgage loans occurs before
                                 the determination date in the applicable
                                 calendar month, and the applicable master
                                 servicer has agreed to make up, without
                                 reimbursement, any interest shortfall resulting
                                 from such maturity date being less than a full
                                 month after the prior due date. For purposes of
                                 calculating distributions on the series 2007-C6
                                 certificates, any such "make-up payments" will
                                 be treated as if they were made by the
                                 respective borrowers.

ISSUE DATE ...................   The date of initial issuance of the offered
                                 certificates will be on or about July 31, 2007.

DISTRIBUTION FREQUENCY/
DISTRIBUTION DATE ............   Payments on the offered certificates are
                                 scheduled to occur monthly, commencing in
                                 August 2007. During any given month, the
                                 distribution date will be the fourth business
                                 day following the related determination date.

DETERMINATION DATE ...........   The sixth day of each month or, if such sixth
                                 day is not a business day, the next succeeding
                                 business day, commencing in August 2007.

RECORD DATE ..................   The record date for each monthly payment on an
                                 offered certificate will be the last business
                                 day of the prior calendar month. The registered
                                 holders of the offered certificates at the
                                 close of business on each record date will be
                                 entitled to receive, on the following
                                 distribution date, any payments on those
                                 certificates, except that the last payment on
                                 any offered certificate will be made only upon
                                 presentation and surrender of the certificate.

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                                       16

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COLLECTION PERIOD ............   Amounts available for payment on the series
                                 2007-C6 certificates on any distribution date
                                 will depend on the payments and other
                                 collections received, and any advances of
                                 payments due, on or with respect to the
                                 underlying mortgage loans during the related
                                 collection period. Each collection period:

                                 o   will relate to a particular distribution
                                     date;

                                 o   will be approximately one month long;

                                 o   will begin when the prior collection period
                                     ends or, in the case of the first
                                     collection period, will begin on the day
                                     following the cut-off date; and

                                 o   will generally end at the close of business
                                     on the determination date immediately
                                     preceding the related distribution date.

                                 However, the collection period for any
                                 distribution date for certain mortgage loans
                                 may differ from the collection period with
                                 respect to the rest of the mortgage pool for
                                 that distribution date because the collection
                                 period for any such mortgage loan will end
                                 earlier or later, as the case may be, than the
                                 determination date in each month.

                                 With respect to any distribution date,
                                 references in this offering prospectus to
                                 "collection period" mean, as to each mortgage
                                 loan, the applicable collection period ending
                                 in the month in which that distribution date
                                 occurs.

INTEREST ACCRUAL PERIOD ......   The amount of interest payable with respect to
                                 the offered certificates on any distribution
                                 date will be a function of the interest accrued
                                 during the related interest accrual period. The
                                 interest accrual period for the offered
                                 certificates for any distribution date will be
                                 the calendar month immediately preceding the
                                 month in which that distribution date occurs.

RATED FINAL DISTRIBUTION
DATE .........................   The rated final distribution date with respect
                                 to the offered certificates will be the
                                 distribution date in December 2049.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

REGISTRATION AND
DENOMINATIONS ................   We intend to deliver the offered certificates
                                 in book-entry form in original denominations of
                                 $10,000 initial principal balance and in any
                                 whole dollar denomination in excess
                                 thereof--or, solely in the case of the class X
                                 certificates, $10,000 initial notional
                                 amount--and in any greater whole dollar
                                 denominations.

                                 You will initially hold your offered
                                 certificates, directly or indirectly, through
                                 The Depository Trust Company, and they will

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                                       17

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                                 be registered in the name of Cede & Co. as
                                 nominee for The Depository Trust Company. As a
                                 result, you will not receive a fully registered
                                 physical certificate representing your interest
                                 in any offered certificate, except under the
                                 limited circumstances described under
                                 "Description of the Offered Certificates-
                                 -Registration and Denominations" in this
                                 offering prospectus and under "Description of
                                 the Certificates--Book-Entry Registration" in
                                 the accompanying base prospectus.

PAYMENTS

A. GENERAL ...................   The certificate administrator will make
                                 payments of interest and, except in the case of
                                 the class X certificates, principal with
                                 respect to the following classes of series
                                 2007-C6 certificates and REMIC regular
                                 interests, sequentially as follows:

                                 1st .............    A-1, A-2, A-2FL(1), A-3,
                                                        A-3B, A-SB, A-4, A-1A
                                                                 and X
                                 2nd .............        A-M and A-MFL(2)
                                 3rd .............        A-J and A-JFL(3)
                                 4th .............                B
                                 5th .............                C
                                 6th .............                D
                                 7th .............                E
                                 8th .............                F
                                 9th .............                G
                                 10th ............                H
                                 11th ............                J
                                 12th ............                K
                                 13th ............                L
                                 14th ............                M
                                 15th ............                N
                                 16th ............                O
                                 17th ............                P
                                 18th ............                Q
                                 19th ............                S

                                 ----------
                                 (1) Refers to the Class A-2FL REMIC regular
                                     interest.

                                 (2) Refers to the Class A-MFL REMIC regular
                                     interest.

                                 (3) Refers to the Class A-JFL REMIC regular
                                     interest.

                                 For purposes of allocating payments on certain
                                 classes of the offered certificates and the
                                 class A-2FL REMIC regular interest, the
                                 mortgage pool will be divided into:

                                 o   a loan group no. 1 consisting of 269
                                     underlying mortgage loans that represent
                                     89.7% of the initial mortgage pool balance
                                     and are secured by a variety of property
                                     types; and

                                 o   a loan group no. 2 consisting of 50
                                     underlying mortgage loans that represent
                                     10.3% of the initial mortgage pool

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                                     balance and are secured by multifamily
                                     properties and manufactured housing
                                     community properties.

                                 Interest payments with respect to the class
                                 A-1, A-2, A-3, A-3B, A-SB, A-4, A-1A and X
                                 certificates and the class A-2FL REMIC regular
                                 interest are to be made concurrently:

                                 o   in the case of the class A-1, A-2, A-3,
                                     A-3B, A-SB and A-4 certificates and the
                                     class A-2FL REMIC regular interest, on a
                                     pro rata basis in accordance with the
                                     respective interest entitlements evidenced
                                     by those classes of series 2007-C6
                                     certificates and that REMIC regular
                                     interest, from funds attributable to loan
                                     group no. 1;

                                 o   in the case of the class A-1A certificates,
                                     from funds attributable to loan group no.
                                     2; and

                                 o   in the case of the class X certificates,
                                     from funds attributable to loan group no. 1
                                     and/or loan group no. 2;

                                 provided that, if the foregoing would result in
                                 a shortfall in the interest payments on any of
                                 the class A-1, A-2, A-3, A-3B, A-SB, A-4, A-1A
                                 and X certificates and/or the class A-2FL REMIC
                                 regular interest, then payments of interest
                                 will be made on those classes of series 2007-C6
                                 certificates and that REMIC regular interest,
                                 on a pro rata basis in accordance with the
                                 respective interest entitlements evidenced
                                 thereby, from available funds attributable to
                                 the entire mortgage pool; and provided,
                                 further, that the "available funds" referred to
                                 above in this sentence do not include amounts
                                 attributable to any mortgage loan not held by
                                 the issuing entity.

                                 The class Y and R certificates do not bear
                                 interest and do not entitle their respective
                                 holders to payments of interest.

                                 Payments with respect to the REMIC regular
                                 interest corresponding to any floating rate
                                 class of series 2007-C6 certificates will be
                                 deposited in the applicable subaccount of the
                                 certificate administrator's floating rate
                                 account, from which payments will be made to
                                 the holders of that class of series 2007-C6
                                 certificates and/or the swap counterparty.
                                 Payments under the interest rate swap agreement
                                 related to any floating rate class of series
                                 2007-C6 certificates will also be deposited in
                                 the applicable subaccount of the certificate
                                 administrator's floating rate account.

                                 Allocation of principal payments among the A-1,
                                 A-2, A-3, A-3B, A-SB, A-4 and A-1A classes and
                                 the class A-2FL REMIC regular interest also
                                 takes into account loan groups and is described
                                 under "--Payments--Payments of Principal"
                                 below. The class X, Y and R certificates do not
                                 have principal balances

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                                       19

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                                 and do not entitle their respective holders to
                                 payments of principal.

                                 See "Description of the Offered
                                 Certificates--Payments--Priority of Payments"
                                 in this offering prospectus.

B. PAYMENTS OF INTEREST.......   Each class of series 2007-C6 certificates
                                 (other than the class Y and R certificates) and
                                 each REMIC regular interest that corresponds to
                                 a floating rate class of series 2007-C6
                                 certificates will bear interest. In each case,
                                 that interest will accrue during each
                                 applicable interest accrual period based upon--

                                 o    the pass-through rate applicable for the
                                      particular class of series 2007-C6
                                      certificates or the particular REMIC
                                      regular interest, as the case may be, for
                                      that interest accrual period,

                                 o    the total principal balance or notional
                                      amount, as the case may be, of the
                                      particular class of series 2007-C6
                                      certificates or the particular REMIC
                                      regular interest, as the case may be,
                                      outstanding immediately prior to the
                                      related distribution date, and

                                 o    the assumption that each year consists of
                                      twelve 30-day months (or, in the case of a
                                      floating rate class of series 2007-C6
                                      certificates, for so long as the related
                                      interest rate swap agreement is in effect
                                      and there is no continuing payment default
                                      thereunder on the part of the swap
                                      counterparty, based on the actual number
                                      of days in the applicable interest accrual
                                      period and the assumption that each year
                                      consists of 360 days).

                                 Interest payments with respect to the REMIC
                                 regular interest corresponding to any floating
                                 rate class of series 2007-C6 certificates will
                                 be applied to make any payments due to the swap
                                 counterparty and/or, together with any payments
                                 received by the issuing entity under the
                                 related interest rate swap agreement, to make
                                 payments on that class of series 2007-C6
                                 certificates.

                                 On each distribution date, subject to (i)
                                 available funds from collections and advances
                                 on the underlying mortgage loans and (ii) the
                                 payment priorities described under
                                 "--Payments--General" above, the holders of
                                 each class of offered certificates will
                                 generally be entitled to receive:

                                 o    all interest accrued with respect to that
                                      class of offered certificates during the
                                      related interest accrual period, as
                                      described above in this
                                      "--Payments--Payments of Interest"
                                      subsection; plus

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                                 o    any interest that the holders of such
                                      class of offered certificates were
                                      entitled to receive on all prior
                                      distribution dates, to the extent not
                                      previously received; minus

                                 o    such class' allocable share of any
                                      shortfalls in interest collections due to
                                      prepayments on the underlying mortgage
                                      loans, to the extent that such interest
                                      shortfalls are not offset by certain
                                      payments made by the master servicers;
                                      minus

                                 o    except in the case of the class X
                                      certificates, such class' allocable share
                                      of any reduction in interest paid on any
                                      underlying mortgage loan as a result of a
                                      modification that allows the reduction in
                                      accrued but unpaid interest to be added to
                                      the principal balance of the subject
                                      mortgage loan.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Interest"
                                 in this offering prospectus.

C. PAYMENTS OF PRINCIPAL......   Subject to (i) available funds from collections
                                 and advances on the underlying mortgage loans
                                 and (ii) the payment priorities described under
                                 "-- Payments--General" above, the holders of
                                 each class of offered certificates will be
                                 entitled to receive a total amount of principal
                                 over time equal to the total principal balance
                                 of that particular class.

                                 The total payments of principal to be made with
                                 respect to the class A-1, A-2, A-2FL, A-3,
                                 A-3B, A-SB, A-4, A-1A, A-M, A-MFL, A-J, A-JFL,
                                 B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and
                                 S certificates on any distribution date will,
                                 in general, be a function of--

                                 o    the amount of scheduled payments of
                                      principal due or, in some cases, deemed
                                      due on the underlying mortgage loans
                                      during the related collection period,
                                      which payments are either received as of
                                      the end of that collection period or
                                      advanced by the master servicers and/or
                                      the trustee; and

                                 o    the amount of any prepayments and other
                                      unscheduled collections of previously
                                      unadvanced principal with respect to the
                                      underlying mortgage loans that are
                                      received during the related collection
                                      period.

                                 In the case of each floating rate class of
                                 series 2007-C6 certificates, however, any
                                 payments of principal will first be made with
                                 respect to the corresponding REMIC regular
                                 interest, after which any corresponding
                                 payments of principal will be made to the
                                 holders of that class of series 2007-C6
                                 certificates.

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                                       21

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                                 If a master servicer, the special servicer or
                                 the trustee reimburses itself out of general
                                 collections on the mortgage pool for any
                                 advance that it has determined is not
                                 recoverable out of collections on the related
                                 underlying mortgage loan, then that advance
                                 (together with accrued interest thereon) will
                                 be deemed, to the fullest extent permitted, to
                                 be reimbursed first out of payments and other
                                 collections of principal otherwise available
                                 for distribution, prior to being deemed
                                 reimbursed out of payments and other
                                 collections of interest otherwise available for
                                 distribution. In addition, if payments and
                                 other collections of principal on the mortgage
                                 pool are applied to reimburse, or pay interest
                                 on, any advance that is determined to be
                                 nonrecoverable from collections on the related
                                 underlying mortgage loan, as described in the
                                 prior sentence, then that advance will be
                                 reimbursed, and/or interest thereon will be
                                 paid, first out of payments or other
                                 collections of principal on the loan group
                                 (i.e., loan group no. 1 or loan group no. 2, as
                                 applicable) that includes the subject
                                 underlying mortgage loan as to which the
                                 advance was made, and prior to using payments
                                 or other collections of principal on the other
                                 loan group.

                                 The certificate administrator is required to
                                 make payments of principal to the holders of
                                 the various classes of the series 2007-C6
                                 principal balance certificates (in the case of
                                 each floating rate class of the series 2007-C6
                                 certificates, through the corresponding REMIC
                                 regular interest) in a specified sequential
                                 order, taking account of whether the payments
                                 (or advances in lieu thereof) and other
                                 collections of principal that are to be
                                 distributed were received and/or made with
                                 respect to underlying mortgage loans in loan
                                 group no. 1 or underlying mortgage loans in
                                 loan group no. 2.

                                 On any distribution date, subject to the
                                 discussion under "--Payments--Amortization,
                                 Liquidation and Payment Triggers" below,
                                 amounts allocable to distributable principal of
                                 loan group no. 1 will be applied to make
                                 distributions of principal, first, with respect
                                 to the class A-SB certificates, until the total
                                 principal balance of that class is paid down to
                                 the applicable scheduled principal balance
                                 thereof set forth on Annex E to this offering
                                 prospectus, and thereafter with respect to the
                                 following classes of series 2007-C6 principal
                                 balance certificates and the following REMIC
                                 regular interests in the following order (in
                                 each case until the related total principal
                                 balance is reduced to zero):

                                 1.   class A-1,

                                 2.   class A-2 and class A-2FL(1), pro rata by
                                      total principal balance,

                                 3.   class A-3,

                                 4.   class A-3B,

                                 5.   class A-SB,

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                                       22

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                                 6.   class A-4,

                                 7.   class A-1A,

                                 8.   class A-M and class A-MFL(2), pro rata by
                                      total principal balance,

                                 9.   class A-J and class A-JFL(3), pro rata by
                                      total principal balance,

                                 10.  class B,

                                 11.  class C,

                                 12.  class D,

                                 13.  class E,

                                 14.  class F, and

                                 15.  classes G, H, J, K, L, M, N, O, P, Q and
                                      S, in that order.

                                 ----------
                                 (1)  Refers to class A-2FL REMIC regular
                                      interest.

                                 (2)  Refers to class A-MFL REMIC regular
                                      interest.

                                 (3)  Refers to class A-JFL REMIC regular
                                      interest.

                                 On any distribution date, subject to the
                                 discussion under "--Payments--Amortization,
                                 Liquidation and Payment Triggers" below,
                                 amounts allocable to distributable principal of
                                 loan group no. 2 will be applied to make
                                 distributions of principal, first, with respect
                                 to the class A-1A certificates, until the total
                                 principal balance of that class is reduced to
                                 zero, second, with respect to the class A-SB
                                 certificates, until the total principal balance
                                 of that class is paid down to the applicable
                                 scheduled principal balance thereof set forth
                                 on Annex E to this offering prospectus, and
                                 thereafter with respect to the following
                                 classes of series 2007-C6 principal balance
                                 certificates and the following REMIC regular
                                 interests in the following order (in each case
                                 until the related total principal balance is
                                 reduced to zero):

                                 1.   class A-1,

                                 2.   class A-2 and class A-2FL(1), pro rata by
                                      total principal balance,

                                 3.   class A-3,

                                 4.   class A-3B,

                                 5.   class A-SB,

                                 6.   class A-4,

                                 7.   class A-M and class A-MFL(2), pro rata by
                                      total principal balance,

                                 8.   class A-J and class A-JFL(3), pro rata by
                                      total principal balance,

                                 9.   class B,

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                                       23

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                                 10.  class C,

                                 11.  class D,

                                 12.  class E,

                                 13.  class F, and

                                 14.  classes G, H, J, K, L, M, N, O, P, Q and
                                      S, in that order.

                                 ----------
                                 (1)  Refers to class A-2FL REMIC regular
                                      interest.

                                 (2)  Refers to class A-MFL REMIC regular
                                      interest.

                                 (3)  Refers to class A-JFL REMIC regular
                                      interest.

                                 The class X, Y and R certificates do not have
                                 principal balances and do not entitle their
                                 holders to payments of principal.

                                 See "Description of the Offered
                                 Certificates--Payments--Payments of Principal"
                                 in this offering prospectus.

D. AMORTIZATION, LIQUIDATION
   AND PAYMENT TRIGGERS.......   Because of losses on the underlying mortgage
                                 loans and/or default-related or other
                                 unanticipated expenses of the issuing entity,
                                 the total principal balance of the class A-M,
                                 A-MFL, A-J, A-JFL, B, C, D, E, F, G, H, J, K,
                                 L, M, N, O, P, Q and S certificates could be
                                 reduced to zero at a time when the class A-1,
                                 A-2, A-2FL, A-3, A-3B, A-SB, A-4 and A-1A
                                 certificates, or any two or more classes of
                                 those certificates, remain outstanding. Under
                                 those circumstances, and in any event on the
                                 final distribution date, any payments of
                                 principal on the outstanding class A-1, A-2,
                                 A-2FL, A-3, A-3B, A-SB, A-4 and A-1A
                                 certificates will be made among those classes
                                 of series 2007-C6 certificates (in the case of
                                 the class A-2FL certificates, through the class
                                 A-2FL REMIC regular interest) on a pro rata
                                 basis, rather than sequentially, in accordance
                                 with their respective total principal balances.

                                 Also, specified parties may terminate the
                                 issuing entity and cause the retirement of the
                                 series 2007-C6 certificates, as and when
                                 described under "--Description of the Offered
                                 Certificates--Optional Termination" below.

E. PAYMENTS OF PREPAYMENT
   PREMIUMS AND YIELD
   MAINTENANCE CHARGES........   If any prepayment premium or yield maintenance
                                 charge is collected on any of the underlying
                                 mortgage loans, then the certificate
                                 administrator will pay that amount, net of any
                                 liquidation, workout or other fee payable in
                                 connection with the receipt thereof, in the
                                 proportions described under "Description of the
                                 Offered Certificates--Payments--Payments of
                                 Prepayment Premiums and Yield Maintenance
                                 Charges" in this offering prospectus, to--

                                 o    the holders of the class X certificates;
                                      and/or

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                                 o    the holders of any of the class A-1, A-2,
                                      A-3, A-3B, A-SB, A-4, A-1A, A-M, A-J, B,
                                      C, D, E, F, G, H, J and/or K certificates
                                      that are then entitled to receive any
                                      principal payments with respect to the
                                      loan group that includes the prepaid
                                      mortgage loan; and/ or

                                 o    the applicable subaccount of the
                                      certificate administrator's floating rate
                                      account in respect of the REMIC regular
                                      interest corresponding to a floating rate
                                      class of series 2007-C6 certificates, if
                                      principal payments are being made on that
                                      REMIC regular interest with respect to the
                                      loan group that includes the prepaid
                                      mortgage loan.

                                 For so long as the swap agreement related to a
                                 floating rate class of series 2007-C6
                                 certificates is in effect and no payment
                                 default has occurred thereunder, prepayment
                                 premiums and/or yield maintenance charges
                                 allocable to the corresponding REMIC regular
                                 interest will be payable to the swap
                                 counterparty. Otherwise, they will be payable
                                 to the holders of that class of series 2007-C6
                                 certificates.

F. FEES AND EXPENSES..........   The amounts available for distribution on the
                                 series 2007-C6 certificates on any distribution
                                 date will generally be net of the following
                                 fees and expenses:

          TYPE / RECIPIENT                                          AMOUNT/SOURCE                                  FREQUENCY
------------------------------------   -----------------------------------------------------------------------   ------------

FEES

Master Servicing Fee / Master          Payable with respect to each and every mortgage loan held by the             Monthly
Servicers                              issuing entity, including the Ala Moana Portfolio underlying mortgage loan and the CGM AmeriCold Portfolio underlying mortgage loan, each specially serviced mortgage loan, if any, and each mortgage loan, if any, as to which the corresponding mortgaged real property has been acquired as foreclosure property (in whole or in part) on behalf of the issuing entity. With respect to each such mortgage loan, the master servicing fee will: (a) generally be calculated on the same interest accrual basis as is applicable to the accrual of interest with respect to that mortgage loan; (b) accrue on the same principal amount as interest accrues or is deemed to accrue on that mortgage loan; (c)
                                       accrue at an annual rate that ranges, on a loan-by-loan basis, from
                                       0.01% to 0.145% per annum; and (d) be payable (i) monthly from amounts allocable as interest with respect to that mortgage loan and/or (ii) if the subject mortgage loan and any related foreclosure property has been liquidated on behalf of the issuing entity, out of general collections on the mortgage pool. Master servicing fees with respect to any underlying mortgage loan will include the primary servicing fees payable by the applicable master servicer to any sub-servicer with respect to that mortgage loan.

Primary Servicing Fee on the Ala       The applicable master servicer under the series CD 2006-CD3 pooling and
Moana Portfolio underlying mortgage    servicing agreement will be entitled to receive a primary servicing fee
loan /CD 2006-CD3 Master Servicer      calculated at the rate of 0.01% per annum for primary servicing the Ala
                                       Moana Portfolio underlying mortgage loan, which will be payable in a manner similar to that described in clause (d) above.

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                                       25

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          TYPE / RECIPIENT                                          AMOUNT/SOURCE                                  FREQUENCY
------------------------------------   -----------------------------------------------------------------------   ------------

Primary Servicing Fee on the CGM       The applicable master servicer under the series CD 2007-CD4 pooling and
AmeriCold Portfolio underlying         servicing agreement will be entitled to receive a primary servicing fee
mortgage loan/CD 2007-CD4 Master       calculated at the rate of 0.01% per annum for primary servicing the CGM
Servicer                               AmeriCold Portfolio underlying mortgage loan, which will be payable in a manner similar to that described in clause (d) above.

Special Servicing Fee / Special        Payable with respect to each mortgage loan (other than the Ala Moana         Monthly
Servicer                               Portfolio underlying mortgage loan and the CGM AmeriCold Portfolio underlying mortgage loan) held by the issuing entity that is being specially serviced or as to which the corresponding mortgaged real property has been acquired as foreclosure property (in whole or in part) on behalf of the issuing entity. With respect to each such mortgage loan, the special servicing fee will: (a) generally be calculated on the same interest accrual basis as is applicable to the accrual of interest with respect to that mortgage loan; (b) accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; (c) accrue at a special servicing fee rate of 0.25% per annum; and (d) be payable monthly from general collections on the mortgage pool.

Workout Fee / Special Servicer         Payable with respect to each specially serviced mortgage loan (other         Time to
                                       than, if applicable, the Ala Moana Portfolio underlying mortgage loan         time
                                       and the CGM AmeriCold Portfolio underlying mortgage loan) held by the issuing entity that the special servicer successfully works out. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of principal and interest, other than default interest and post-ARD additional interest, received on the subject mortgage loan for so long as it is not returned to special servicing by reason of an actual or reasonably foreseeable default.

Liquidation Fee / Special Servicer     Subject to the exceptions (including as regards the Ala Moana Portfolio      Time to
                                       underlying mortgage loan and the CGM AmeriCold Portfolio underlying           time
                                       mortgage loan) described under "The Series 2007-C6 Pooling and
                                       Servicing Agreement--Servicing and Other Compensation and Payment of
                                       Expenses--Principal Special Servicing Compensation--The Liquidation
                                       Fee" in this offering prospectus, payable with respect to: (a) each specially serviced mortgage loan--or any replacement mortgage loan substituted for it--as to which the special servicer obtains a full or discounted payoff from the related borrower; and (b) any specially serviced mortgage loan or foreclosure property as to which the special servicer receives any liquidation proceeds, sale proceeds, insurance proceeds or condemnation proceeds. As to each such specially serviced mortgage loan or foreclosure property, the liquidation fee will be payable from, and will be calculated by application of a liquidation fee rate of 1.0% to, the related payment or proceeds.

Special Servicing Fee, Workout Fee     Comparable to the corresponding fees under the series 2007-C6 pooling     From time to
and Liquidation Fee on the Ala Moana   and servicing agreement and, to the extent earned with respect to the         time
Portfolio underlying mortgage          Ala Moana Portfolio loan combination, payable out of collections
loan/CD 2006-CD3 Special Servicer      thereon.(1)

Special Servicing Fee, Workout Fee     Comparable to the corresponding fees under the series 2007-C6 pooling     From time to
and Liquidation Fee on the CGM         and servicing agreement and, to the extent earned with respect to the         time
AmeriCold Portfolio underlying         CGM AmeriCold Portfolio loan combination, payable out of collections
mortgage loan/ CD 2007-CD4 Special     thereon.(1)
Servicer

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                                       26

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          TYPE / RECIPIENT                                          AMOUNT/SOURCE                                  FREQUENCY
------------------------------------   -----------------------------------------------------------------------   ------------

Trustee and Certificate                Payable out of general collections on the mortgage pool and, for any         Monthly
Administrator Fee / Trustee and        distribution date, will equal one month's interest at 0.00048% per
Certificate Administrator              annum with respect to each and every mortgage loan held by the issuing entity, including the Ala Moana Portfolio underlying mortgage loan and the CGM AmeriCold Portfolio underlying mortgage loan, each specially serviced mortgage loan, if any, and each mortgage loan, if any, as to which the corresponding mortgaged real property has been acquired as foreclosure property on behalf of the issuing entity.

EXPENSES

Servicing Advances / Trustee, Master   To the extent of funds available, the amount of any servicing                Time to
Servicers or Special Servicer          advances.(2)(4)                                                               time

Interest on Servicing Advances /       At a rate per annum equal to a published prime rate, accrued on the          Time to
Master Servicers, Special Servicer     amount of each outstanding servicing advance.(3)(4)                           time
or Trustee

P&I Advances / Master Servicers and    To the extent of funds available, the amount of any P&I advances.(1)         Time to
Trustee                                                                                                              time

Interest on P&I Advances / Master      At a rate per annum equal to a published prime rate, accrued on the          Time to
Servicers and Trustee                  amount of each outstanding P&I advance.(3)(4)                                 time

Indemnification Expenses /             Amount to which such party is entitled to indemnification under the          Time to
Depositor, Trustee, Certificate        series 2007-C6 pooling and servicing agreement.(5)                            time
Administrator, Master Servicers or
Special Servicer and any affiliate,
director, officer, employee or agent
of the Depositor, Trustee,
Certificate Administrator, Master
Servicers or Special Servicer

Servicing Advances, Interest on        Comparable to corresponding expenses under the series 2007-C6 pooling     From time to
Servicing Advances and                 and servicing agreement and, to the extent related to the Ala Moana           time
Indemnification Expenses/Parties to    Portfolio underlying mortgage loan, payable out of collections
CD 2006-CD3 Pooling and Servicing      thereon.(1)
Agreement and Related Persons

Servicing Advances, Interest on        Comparable to corresponding expenses under the series 2007-C6 pooling     From time to
Servicing Advances and                 and servicing agreement and, to the extent related to the CGM AmeriCold       time
Indemnification Expenses/Parties to    Portfolio underlying mortgage loan, payable out of collections
CD 2007-CD4 Pooling and Servicing      thereon.(1)
Agreement and Related Persons

                                       -------------
                                       (1) See "Description of the Mortgage Pool--The Loan Combinations--The Ala Moana
                                           Portfolio Loan Combination" and "--The Loan Combinations-- The CGM AmeriCold
                                           Portfolio Loan Combination," "Servicing of the Ala Moana Portfolio Mortgage Loan"
                                           and "Servicing of the CGM AmeriCold Portfolio Mortgage Loan".

                                       (2) Reimbursable out of collections on the related mortgage loan, except that advances that are determined not to be recoverable out of related collections will be reimbursable first out of general collections of principal on the mortgage pool and then out of other general collections on the mortgage pool.

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                                       27

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                                       (3) Payable out of late payment charges and/or default interest on the related mortgage loan or, in connection with or after reimbursement of the related advance, out of general collections on the mortgage pool, although in some cases interest on advances may be payable first out of general collections of principal on the mortgage pool.

                                       (4) If any underlying mortgage loan is part of a loan combination that includes a subordinate non-trust mortgage loan (see "--The Underlying Mortgage Loans and the
                                           Mortgaged Real Properties--Loan Combinations" below), then collections on that subordinate non-trust mortgage loan will be available to make the subject payment/reimbursement to the extent provided under the related co-lender agreement.

                                       (5) Payable out of general collections on the mortgage pool. In general, none of the above specified persons are entitled to indemnification for (1) any liability specifically required to be borne by the related person pursuant to the terms of the series 2007-C6 pooling and servicing agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the series 2007-C6 pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the series 2007-C6 pooling and servicing agreement.

                                                The foregoing fees and expenses will generally be payable prior to distribution on the offered certificates. If any of the foregoing fees and expenses are identified as being payable out of a particular source of funds, then the subject fee or expense, as the case may be, will be payable out of that particular source of funds prior to any application of those funds to make payments with respect to the offered certificates. In addition, if any of the foregoing fees and expenses are identified as being payable out of general collections with respect to the mortgage pool, then the subject fee or expense, as the case may be, will be payable out of those general collections prior to any application of those general collections to make payments with respect to the offered certificates. Further information with respect to the foregoing fees and expenses, as well as information regarding other fees and expenses, is set forth under "Description of the Offered
                                                Certificates--Fees and Expenses" in this offering prospectus.

REDUCTIONS OF CERTIFICATE
PRINCIPAL BALANCES IN CONNECTION
WITH LOSSES ON THE UNDERLYING
MORTGAGE LOANS AND DEFAULT-
RELATED AND OTHER UNANTICIPATED
EXPENSES.........................               As and to the extent described under "Description of the Offered
                                                Certificates--Reductions of Certificate Principal Balances in Connection with
                                                Realized Losses and Additional Trust Fund Expenses" in this offering prospectus, losses on the underlying mortgage loans and default-related and/or otherwise unanticipated expenses of the issuing entity will generally be allocated to reduce the respective total principal balances of the following classes of series 2007-C6 principal balance certificates (in the case of a floating rate class of series 2007-C6 certificates, through the corresponding REMIC regular interest), sequentially in the following order:

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                                  REDUCTION ORDER               CLASS
                                 -----------------  ----------------------------
                                 1st..............                S
                                 2nd..............                Q
                                 3rd..............                P
                                 4th..............                O
                                 5th..............                N
                                 6th..............                M
                                 7th..............                L
                                 8th..............                K
                                 9th..............                J
                                 10th.............                H
                                 11th.............                G
                                 12th.............                F
                                 13th.............                E
                                 14th.............                D
                                 15th.............                C
                                 16th.............                B
                                 17th.............   A-J and A-JFL, pro rata by
                                                       total principal balance
                                 18th.............  A-M and A-MFL, pro rata
                                                         by total principal
                                                              balance
                                 19th.............     A-1, A-2, A-2FL, A-3,
                                                      A-3B, A-SB, A-4 and A-1A,
                                                          pro rata by total
                                                          principal balance

                                 Although losses on the underlying mortgage
                                 loans, extraordinary expenses and available
                                 funds shortfalls will not be directly allocated
                                 to a floating rate class of the series 2007-C6
                                 certificates, such losses, expenses and
                                 shortfalls may be allocated to the
                                 corresponding REMIC regular interest in
                                 reduction of the total principal balance of the
                                 corresponding REMIC regular interest and/or the
                                 amount of its interest entitlement. Any
                                 decrease in the total principal balance of the
                                 REMIC regular interest corresponding to a
                                 floating rate of series 2007-C6 certificates
                                 will result in a corresponding decrease in the
                                 total principal balance of that class of series
                                 2007-C6 certificates, and any interest
                                 shortfalls suffered by the REMIC regular
                                 interest corresponding to a floating rate class
                                 of series 2007-C6 certificates (for whatever
                                 reason) will reduce the amount of interest
                                 distributed on that class of series 2007-C6
                                 certificates.

                                 See "Description of the Offered
                                 Certificates--Reductions of Certificate
                                 Principal Balances in Connection with Realized
                                 Losses and Additional Trust Fund Expenses" in
                                 this offering prospectus.

ADVANCES OF DELINQUENT
MONTHLY DEBT SERVICE
PAYMENTS .....................   As and to the extent, and subject to the
                                 exceptions and limitations, described under
                                 "The Series 2007-C6 Pooling and Servicing
                                 Agreement--Advances--Advances of Delinquent
                                 Monthly Debt Service Payments" in this offering
                                 prospectus, each master servicer will be
                                 required to make (with respect to

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                                 each mortgage loan serviced by that master
                                 servicer and, in the case of Wachovia Bank,
                                 National Association, the Ala Moana Portfolio
                                 underlying mortgage loan, and in the case of
                                 Midland Loan Services, Inc., the CGM AmeriCold
                                 Portfolio underlying mortgage loan), for each
                                 distribution date, a total amount of advances
                                 of principal and/or interest generally equal to
                                 all monthly debt service payments -- other than
                                 balloon payments -- and assumed monthly debt
                                 service payments, in each case net of related
                                 master servicing fees (and, in the case of each
                                 of the Ala Moana Portfolio underlying mortgage
                                 loan and the CGM AmeriCold Portfolio underlying
                                 mortgage loan, further net of any related
                                 servicing fee under the related pooling and
                                 servicing agreement for the separate
                                 securitization pursuant to which it is being
                                 serviced), that:

                                 o    were due or deemed due, as the case may
                                      be, with respect to the underlying
                                      mortgage loans during the related
                                      collection period; and

                                 o    were not paid by or on behalf of the
                                      respective borrowers or otherwise
                                      collected as of the close of business on
                                      the last day of the related collection
                                      period.

                                 In addition, the trustee must make any of those
                                 advances that a master servicer is required,
                                 but fails, to make. As described under "The
                                 Series 2007-C6 Pooling and Servicing
                                 Agreement--Advances--Advances of Delinquent
                                 Monthly Debt Service Payments" in this offering
                                 prospectus, any party that makes an advance
                                 will be entitled to be reimbursed for the
                                 advance, together with interest at a published
                                 prime rate.

                                 Notwithstanding the foregoing, none of the
                                 master servicers nor the trustee will be
                                 required to make any advance that it
                                 determines, or that the special servicer
                                 determines, will not be recoverable from
                                 proceeds of the related underlying mortgage
                                 loan.

                                 See "The Series 2007-C6 Pooling and Servicing
                                 Agreement--Advances" in this offering
                                 prospectus and "Description of the Governing
                                 Documents--Advances" in the accompanying base
                                 prospectus.

REPORTS TO
CERTIFICATEHOLDERS ...........   On each distribution date, the certificate
                                 administrator will provide or make available to
                                 the registered holders of the series 2007-C6
                                 certificates a monthly report substantially in
                                 the form of Annex D to this offering
                                 prospectus. The certificate administrator's
                                 report will detail, among other things, the
                                 payments made to the series 2007-C6
                                 certificateholders on that distribution date
                                 and the performance of the underlying mortgage
                                 loans and the mortgaged real properties.

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                                 Upon reasonable prior notice, you may also
                                 review at the office of the certificate
                                 administrator, the trustee, the custodian, the
                                 master servicers and/or the special servicer
                                 during normal business hours a variety of
                                 information and documents that pertain to the
                                 underlying mortgage loans and the mortgaged
                                 real properties for those loans.

                                 See "Description of the Offered
                                 Certificates--Reports to Certificateholders;
                                 Available Information" in this offering
                                 prospectus.

OPTIONAL TERMINATION .........   Specified parties to the transaction may
                                 terminate the issuing entity by purchasing all
                                 of the mortgage loans and any foreclosure
                                 properties held by the issuing entity, but only
                                 when the outstanding total principal balance of
                                 the series 2007-C6 certificates with principal
                                 balances is less than 1.0% of the initial total
                                 principal balance of the series 2007-C6
                                 certificates with principal balances.

                                 In addition, following the date on which the
                                 total principal balance of the class A-1, A-2,
                                 A-2FL, A-3, A-3B, A-SB, A-4, A-1A, A-M, A-MFL,
                                 A-J, A-JFL, B, C, D, E, F, G, H, J and K
                                 certificates are reduced to zero, the issuing
                                 entity may also be terminated, with the consent
                                 of 100% of the remaining series 2007-C6
                                 certificateholders (other than the class R
                                 certificateholders) and subject to such
                                 additional conditions as may be set forth in
                                 the series 2007-C6 pooling and servicing
                                 agreement, in connection with the exchange of
                                 all the remaining series 2007-C6 certificates
                                 for all the mortgage loans and foreclosure
                                 properties held by the issuing entity at the
                                 time of the exchange.

                                 See "Description of the Offered
                                 Certificates--Termination" in this offering
                                 prospectus.

        THE UNDERLYING MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL ......................   In this section, "--The Underlying Mortgage
                                 Loans and the Mortgaged Real Properties," we
                                 provide summary information with respect to the
                                 mortgage loans that we intend to transfer to
                                 the issuing entity. For more detailed
                                 information regarding those mortgage loans, you
                                 should review the following sections in this
                                 offering prospectus:

                                 o    "Risk Factors;"

                                 o    "Description of the Mortgage Pool;"

                                 o    Annex A-1--Characteristics of the
                                      Underlying Mortgage Loans and the
                                      Mortgaged Real Properties;

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                                 o    Annex A-2--Summary Characteristics of the
                                      Underlying Mortgage Loans and the
                                      Mortgaged Real Properties;

                                 o    Annex A-3--Summary Characteristics of the
                                      Underlying Mortgage Loans in Loan Group
                                      No. 1 and the related Mortgaged Real
                                      Properties;

                                 o    Annex A-4--Summary Characteristics of the
                                      Underlying Mortgage Loans in Loan Group
                                      No. 2 and the related Mortgaged Real
                                      Properties;

                                 o    Annex A-5--Characteristics of the
                                      Multifamily and Manufactured Housing
                                      Community Mortgaged Real Properties; and

                                 o    Annex B--Description of Ten Largest
                                      Mortgage Loans and/or Groups of
                                      Cross-Collateralized Mortgage Loans.

                                 For purposes of calculating distributions on
                                 various classes of the offered certificates and
                                 the class A-2FL REMIC regular interest, the
                                 pool of mortgage loans backing the series
                                 2007-C6 certificates will be divided into a
                                 loan group no. 1 and a loan group no. 2.

                                 Loan group no. 1 will consist of 269 mortgage
                                 loans, with an initial loan group no. 1 balance
                                 of $4,271,616,678 and representing
                                 approximately 89.7% of the initial mortgage
                                 pool balance, that are secured by the various
                                 property types that constitute collateral for
                                 those mortgage loans.

                                 Loan group no. 2 will consist of 50 mortgage
                                 loans, with an initial loan group no. 2 balance
                                 of $488,932,725 and representing approximately
                                 10.3% of the initial mortgage pool balance,
                                 that are secured by multifamily properties and
                                 manufactured housing community properties.

                                 When reviewing the information that we have
                                 included in this offering prospectus, including
                                 the Annexes hereto, with respect to the
                                 mortgage loans that are to back the offered
                                 certificates, please note that--

                                 o    All numerical information provided with
                                      respect to the underlying mortgage loans
                                      is provided on an approximate basis.

                                 o    References to initial mortgage pool
                                      balance mean the aggregate cut-off date
                                      principal balance of all the underlying
                                      mortgage loans; references to the initial
                                      loan group no. 1 balance mean the
                                      aggregate cut-off date principal balance
                                      of the underlying mortgage loans in loan
                                      group no. 1; and references to the initial
                                      loan group

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                                      no. 2 balance mean the aggregate cut-off
                                      date principal balance of the underlying
                                      mortgage loans in loan group no. 2. We
                                      will transfer each of the underlying
                                      mortgage loans, at its respective cut-off
                                      date principal balance, to the issuing
                                      entity. We show the cut-off date principal
                                      balance for each of the underlying
                                      mortgage loans on Annex A-1 to this
                                      offering prospectus.

                                 o    All weighted average information provided
                                      with respect to the underlying mortgage
                                      loans reflects a weighting based on their
                                      respective cut-off date principal
                                      balances.

                                 o    When information with respect to mortgaged
                                      real properties is expressed as a
                                      percentage of the initial mortgage pool
                                      balance, the initial loan group no. 1
                                      balance or the initial loan group no. 2
                                      balance, the percentages are based on the
                                      cut-off date principal balances of the
                                      related underlying mortgage loans or
                                      allocated portions of those balances.

                                 o    Unless specifically indicated otherwise
                                      (for example, with respect to
                                      loan-to-value and debt service coverage
                                      ratios and cut-off date balances per
                                      square foot of mortgaged real property, in
                                      which cases, each related pari passu
                                      non-trust mortgage loan, if any, is taken
                                      into account), statistical information
                                      presented in this offering prospectus with
                                      respect to each underlying mortgage loan
                                      that is part of a loan combination (see
                                      "--The Underlying Mortgage Loans and the
                                      Mortgaged Real Properties" below) excludes
                                      the related non-trust mortgage loan(s).

                                 o    If any of the underlying mortgage loans is
                                      secured by multiple mortgaged real
                                      properties, a portion of that mortgage
                                      loan has been allocated to each of those
                                      properties for purposes of providing
                                      various statistical information in this
                                      offering prospectus as set forth on Annex
                                      A-1 to this offering prospectus.

                                 o    The general characteristics of the entire
                                      mortgage pool backing the offered
                                      certificates are not necessarily
                                      representative of the general
                                      characteristics of either loan group no. 1
                                      or loan group no. 2. The yield and risk of
                                      loss on any class of offered certificates
                                      may depend on, among other things, the
                                      composition of each of loan group no. 1
                                      and loan group no. 2. The general
                                      characteristics of each such loan group
                                      should also be analyzed when making an
                                      investment decision.

                                 o    One (1) mortgage loan that we intend to
                                      transfer to the issuing entity,
                                      representing 0.1% of the initial mortgage
                                      pool balance and 0.1% of the initial loan
                                      group no. 1

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                                      balance, has not closed as of the date of
                                      the preparation of this offering
                                      prospectus and therefore certain mortgage
                                      loan characteristics included in this
                                      offering prospectus for that mortgage loan
                                      may have been estimated. As a result,
                                      certain statistical information in this
                                      offering prospectus may change if that
                                      mortgage loan has different loan
                                      characteristics than anticipated.

                                 o    Whenever we refer to a particular
                                      underlying mortgage loan or mortgaged real
                                      property by name, we mean the underlying
                                      mortgage loan or mortgaged real property,
                                      as the case may be, identified by that
                                      name on Annex A-1 to this offering
                                      prospectus. Whenever we identify a
                                      particular underlying mortgage loan by
                                      loan number, we are referring to the
                                      underlying mortgage loan identified by
                                      that loan number on Annex A-1 to this
                                      offering prospectus.

                                 o    Statistical information regarding the
                                      underlying mortgage loans may change prior
                                      to the date of initial issuance of the
                                      offered certificates due to changes in the
                                      composition of the mortgage pool prior to
                                      that date, and the initial mortgage pool
                                      balance may be as much as 5% larger or
                                      smaller than indicated.

LOAN COMBINATIONS.............   Six (6) underlying mortgage loans are, in each
                                 case, part of a loan combination comprised of
                                 two (2) or more cross-defaulted mortgage loans
                                 that are all: (a) obligations of the same
                                 borrower(s); and (b) secured by the same
                                 mortgage instrument(s) encumbering the same
                                 mortgaged real property or properties. One or
                                 more (but not all) of the mortgage loans in
                                 each such loan combination will be transferred
                                 to the issuing entity. The other mortgage
                                 loan(s) in each such loan combination will not
                                 be transferred to the issuing entity, and each
                                 is sometimes referred to in this offering
                                 prospectus as a non-trust mortgage loan.

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                                 The following underlying mortgage loans are
                                 each part of a loan combination:

                                                                         ORIGINAL        ORIGINAL
                                                             % OF        PRINCIPAL       PRINCIPAL
                                                 % OF      INITIAL        BALANCE         BALANCE
                                                INITIAL      LOAN        OF RELATED      OF RELATED
   MORTGAGED PROPERTY NAME      CUT-OFF DATE   MORTGAGE   GROUP NO.     PARI PASSU      SUBORDINATE
 (AS IDENTIFIED ON ANNEX A-1      PRINCIPAL      POOL        1/2         NON-TRUST       NON-TRUST
TO THIS OFFERING PROSPECTUS)       BALANCE      BALANCE    BALANCE       LOANS(1)        LOANS(2)
-----------------------------   ------------   --------   ---------   --------------   ------------

1. DDR Southeast Portfolio...   $442,500,000     9.3%       10.4%     $  442,500,000        NAP
2. CGM AmeriCold Portfolio...   $145,000,000     3.0%        3.4%     $  180,000,000        NAP
3. Greensboro Corporate
      Center ................   $130,000,000     2.7%        3.0%           NAP        $ 10,000,000
4. Ala Moana Portfolio ......   $100,000,000     2.1%        2.3%     $1,100,000,000   $300,000,000
5. 600 West Chicago .........   $ 66,250,000     1.4%        1.6%     $  198,750,000        NAP
6. Bear Creek Apartments ....   $  6,345,689     0.1%        1.3%           NAP        $    405,000

----------
(1)  Reflects pari passu non-trust mortgage loans that are, in each case, entitled to payments of interest and principal on a pro rata and pari passu basis with the underlying mortgage loan that is part of the subject loan combination.

(2)  Reflects subordinate non-trust mortgage loans that are, in each case: (i)
     prior to the occurrence of certain material uncured events of default, entitled to monthly payments of principal and interest on a pro rata (but subordinate) basis with the related underlying mortgage loan in the subject loan combination; and (ii) following and during the continuance of certain material uncured events of default with respect to the subject loan combination, entitled to payments of principal and interest only following payment of all accrued interest (other than default interest) and the total outstanding principal balance of the related underlying mortgage loan in the subject loan combination.

                                 See "Description of the Mortgage Pool--The Loan
                                 Combinations" in this offering prospectus for a
                                 description of the related co-lender
                                 arrangement and the priority of payments among
                                 the mortgage loans comprising each of the
                                 above-discussed loan combinations, and see "The
                                 Series 2007-C6 Pooling and Servicing
                                 Agreement--The Series 2007-C6 Controlling Class
                                 Representative and the Serviced Non-Trust Loan
                                 Noteholders" and "Description of the Mortgage
                                 Pool--The Loan Combinations" in this offering
                                 prospectus for a description of certain rights
                                 of the holders of the respective mortgage loans
                                 in those loan combinations that will not be
                                 included in the series 2007-C6 securitization
                                 transaction. See also the description of the
                                 DDR Southeast Pool underlying mortgage loan,
                                 the CGM AmeriCold Portfolio underlying mortgage
                                 loan, the Greensboro Corporate Center
                                 underlying mortgage loan and the Ala Moana
                                 Portfolio underlying mortgage loan on Annex B
                                 to this offering prospectus and the discussion
                                 under "Risk Factors--The Mortgaged Real
                                 Properties that Secure Some Mortgage Loans in
                                 the series 2007-C6 Securitization Transaction
                                 Also Secure One or More Related Mortgage Loans
                                 That Will Not Be Transferred to the Issuing
                                 Entity; The Interests of the Holders of Those
                                 Related Mortgage Loans May Conflict with Your
                                 Interests" in this offering prospectus.

ACQUISITION OF MORTGAGE
LOANS ........................   On or prior to the date of initial issuance of
                                 the offered certificates, we will acquire the
                                 underlying mortgage loans from

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                                 the sponsors and will transfer those mortgage
                                 loans to the issuing entity.

                                 Following the date of initial issuance of the
                                 series 2007-C6 certificates, no party will have
                                 the ability to add mortgage loans to the assets
                                 of the issuing entity. However, substitutions
                                 of underlying mortgage loans as to which there
                                 exists a material uncured breach of certain
                                 representations and warranties or a material
                                 uncured document defect or omission may occur
                                 under the circumstances described under
                                 "Description of the Mortgage Pool-
                                 -Representations and Warranties; Repurchases
                                 and Substitutions," "--Assignment of the
                                 Mortgage Loans; Repurchases and Substitutions"
                                 and "--Repurchase or Substitution of
                                 Cross-Collateralized Mortgage Loans" in this
                                 offering prospectus.

PAYMENT AND OTHER TERMS

A. General ...................   Each of the mortgage loans that we intend to
                                 transfer to the issuing entity is the
                                 obligation of a borrower to repay a specified
                                 sum with interest.

                                 Repayment of each of the mortgage loans that we
                                 intend to transfer to the issuing entity is
                                 secured by a mortgage lien on the fee simple
                                 and/or leasehold interest of the related
                                 borrower or another party in one or more
                                 commercial, multifamily or manufactured housing
                                 community real properties. That mortgage lien
                                 will generally be a first priority lien, except
                                 for limited permitted encumbrances, which we
                                 identify in the glossary to this offering
                                 prospectus. However, four (4) of the underlying
                                 mortgage loans that are part of a loan
                                 combination, representing 15.8% of the initial
                                 mortgage pool balance and 17.6% of the initial
                                 loan group no. 1 balance, respectively, are
                                 pari passu in right of payment to one or more
                                 other mortgage loans that are not assets of the
                                 issuing entity.

                                 All of the mortgage loans that we intend to
                                 transfer to the issuing entity are or should be
                                 considered nonrecourse. None of those mortgage
                                 loans is insured or guaranteed by any
                                 governmental agency or instrumentality or by
                                 any private mortgage insurer.

B. Mortgage Rates ............   Each of the mortgage loans that we intend to
                                 transfer to the issuing entity currently
                                 accrues interest at the annual rate(s)
                                 specified with respect to that loan on Annex
                                 A-1 to this offering prospectus. Except as
                                 otherwise described below with respect to the
                                 mortgage loans that have anticipated repayment
                                 dates, the mortgage rate for each mortgage loan
                                 that we intend to transfer to the issuing
                                 entity is, in the absence of default, fixed for
                                 the entire term of the loan.

C. Balloon Loans .............   Three hundred ten (310) of the mortgage loans
                                 that we intend to transfer to the issuing
                                 entity, representing 97.4% of the initial

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                                 mortgage pool balance, of which 260 mortgage
                                 loans are in loan group no. 1, representing
                                 97.1% of the initial loan group no. 1 balance,
                                 and 50 mortgage loans are in loan group no. 2,
                                 representing 100.0% of the initial loan group
                                 no. 2 balance, each provide for:

                                 o    an amortization schedule that is
                                      significantly longer than its remaining
                                      term to stated maturity or for no
                                      amortization prior to stated maturity; and

                                 o    a substantial balloon payment of principal
                                      on its maturity date.

                                 Seventy (70) of the 310 balloon mortgage loans
                                 that we intend to transfer to the issuing
                                 entity, representing 48.8% of the initial
                                 mortgage pool balance, of which 63 mortgage
                                 loans are in loan group no. 1, representing
                                 49.8% of the initial loan group no. 1 balance,
                                 and seven (7) mortgage loans are in loan group
                                 no. 2, representing 39.4% of the initial loan
                                 group no. 2 balance, provide for payments of
                                 interest only until maturity. One hundred
                                 forty-five (145) other balloon mortgage loans
                                 that we intend to transfer to the issuing
                                 entity, representing 37.1% of the initial
                                 mortgage pool balance, of which 122 mortgage
                                 loans are in loan group no. 1, representing
                                 35.9% of the initial loan group no. 1 balance,
                                 and 23 mortgage loans are in loan group no. 2,
                                 representing 47.3% of the initial loan group
                                 no. 2 balance, provide for payments of interest
                                 only for periods ending prior to maturity that
                                 range from the first payment to the first 72
                                 payments following origination.

D.  ARD Loans ................   Eight (8) of the mortgage loans that we intend
                                 to transfer to the issuing entity, representing
                                 2.6% of the initial mortgage pool balance, and
                                 2.9% of the initial loan group no. 1 balance,
                                 each provides incentives to the related
                                 borrower to pay the subject mortgage loan in
                                 full by a specified date prior to maturity. We
                                 consider that date to be the anticipated
                                 repayment date for each of those mortgage
                                 loans. There can be no assurance, however, that
                                 these incentives will result in any of those
                                 mortgage loans being paid in full on or before
                                 its anticipated repayment date. The incentives,
                                 which in each case will become effective as of
                                 the related anticipated repayment date, may
                                 (but need not) include:

                                 o    the calculation of interest at an annual
                                      rate in excess of the initial mortgage
                                      rate, which additional interest will be
                                      deferred, may be compounded, will be
                                      payable only after the outstanding
                                      principal balance of the mortgage loan is
                                      paid in full and, if collected, will be
                                      distributed with respect to the class Y
                                      certificates; and

                                 o    the application of all or a portion of
                                      excess cash flow from the mortgaged real
                                      property, after debt service

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                                     payments and any specified reserves or
                                     expenses have been funded or paid, to pay
                                     the principal amount of the mortgage loan,
                                     which payment of principal will be in
                                     addition to the principal portion of the
                                     normal monthly debt service payment.

                                 Two (2) of the eight (8) mortgage loans with
                                 anticipated repayment dates that we intend to
                                 transfer to the issuing entity, representing
                                 1.0% of the initial mortgage pool balance and
                                 1.1% of the initial loan group no. 1 balance,
                                 provide for payments of interest only up to the
                                 related anticipated repayment date. Five (5) of
                                 the mortgage loans with anticipated repayment
                                 dates that we intend to transfer to the issuing
                                 entity, representing 1.4% of the initial
                                 mortgage pool balance and 1.5% of the initial
                                 loan group no. 1 balance, provide for payments
                                 of interest only for periods ending prior to
                                 the anticipated repayment date that range from
                                 the first 24 payments to the first 60 payments
                                 following origination.

E.  Fully Amortizing Loans ...   One (1) mortgage loan that we intend to
                                 transfer to the issuing entity, representing
                                 0.04% of the initial mortgage pool balance and
                                 0.05% of the initial loan group no. 1 balance,
                                 has a payment schedule that provides for the
                                 payment of the subject mortgage loan in full or
                                 substantially in full by its respective
                                 maturity date. This mortgage loan does not
                                 provide for any of the repayment incentives
                                 associated with a mortgage loan that has an
                                 anticipated repayment date.

DELINQUENCY STATUS/LOSS
INFORMATION ..................   None of the mortgage loans that we intend to
                                 transfer to the issuing entity was more than 30
                                 days delinquent with respect to any monthly
                                 debt service payment at any time since
                                 origination of the subject underlying mortgage
                                 loan. Further, none of the mortgage loans that
                                 we intend to transfer to the issuing entity
                                 have experienced any losses of principal or
                                 interest (through forgiveness of debt or
                                 restructuring) since origination.

PREPAYMENT RESTRICTIONS ......   Except as described below, all of the mortgage
                                 loans that we intend to transfer to the issuing
                                 entity currently (as of the cut-off date)
                                 provide for a prepayment lock-out period,
                                 during which the principal balance of the
                                 mortgage loan may not be voluntarily prepaid in
                                 whole or in part, and which lock-out period
                                 will be followed by one or both of:

                                 o   a defeasance period, during which voluntary
                                     prepayments are still prohibited, but the
                                     related borrower may obtain a release of
                                     the related mortgaged real property through
                                     full or partial defeasance; or

                                 o   a prepayment consideration period, during
                                     which voluntary prepayments are permitted,
                                     subject to the payment of a yield
                                     maintenance premium or other additional
                                     consideration for the prepayment.

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                                 Notwithstanding the foregoing prepayment
                                 restrictions, several of the underlying
                                 mortgage loans allow for exceptions to their
                                 standard prepayment restrictions, including,
                                 but not limited to: (i) partial prepayments up
                                 to a specified amount or a specified percentage
                                 of the original or outstanding loan amount;
                                 (ii) partial prepayments in connection with the
                                 release of a particular parcel of the related
                                 mortgaged real property; and (iii) a required
                                 repayment of the subject mortgage loan, in
                                 whole or in part, if a specified condition is
                                 not satisfied by a designated date. These
                                 prepayments may be permitted or required
                                 notwithstanding that a prepayment lock-out
                                 period is otherwise in effect and may not be
                                 accompanied by prepayment consideration. See
                                 the footnotes to Annex A-1 of this offering
                                 prospectus. For example:

                                 o   one of the mortgage loans (loan number 1)
                                     that we intend to transfer to the issuing
                                     entity, representing 9.3% of the initial
                                     mortgage pool balance and 10.4% of the
                                     initial loan group no. 1 balance, may be
                                     prepaid from time to time up to an amount
                                     equal to 10% of the original principal
                                     balance of the mortgage loan in the
                                     aggregate without any prepayment premium or
                                     yield maintenance charge;

                                 o   one of the mortgage loans (loan number 4)
                                     that we intend to transfer to the issuing
                                     entity, representing 2.6% of the initial
                                     mortgage pool balance and 25.2% of the
                                     initial loan group no. 2 balance, permits
                                     the mortgage loan borrower to prepay up to
                                     $11.5 million of the principal balance at
                                     any time before the maturity of the loan in
                                     connection with the partial release of the
                                     individual mortgaged properties;

                                 o   one of the mortgage loans (loan number 5)
                                     that we intend to transfer to the issuing
                                     entity, representing 2.5% of the initial
                                     mortgage pool balance and 2.8% of the
                                     initial loan group no. 1 balance, may be
                                     prepaid beginning on March 1, 2012, and
                                     during each subsequent calendar year, in an
                                     amount up to 1% of the original principal
                                     balance of the mortgage loan without any
                                     prepayment premium or yield maintenance
                                     charge; and

                                 o   with respect to one of the mortgage loans
                                     (loan number 319) that we intend to
                                     transfer to the issuing entity,
                                     representing 0.02% of the initial mortgage
                                     pool balance and 0.03% of the initial loan
                                     group no. 1 balance, if the sole tenant
                                     does not receive the regulatory approval
                                     from the Federal Deposit Insurance
                                     Corporation to commence occupancy of the
                                     related mortgaged property and does not
                                     provide a tenant estoppel to lender
                                     evidencing such regulatory approval by
                                     October 31, 2007, then the entire unpaid
                                     principal amount of the

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                                     mortgage loan will be due and payable no
                                     later than November 30, 2007, and in
                                     connection with such prepayment, no
                                     prepayment premium, yield maintenance
                                     charge or defeasance payment is required.

                                 Also notwithstanding the foregoing prepayment
                                 restrictions, prepayments may occur in
                                 connection with loan defaults (including, if
                                 applicable, as a result of the exercise of
                                 related purchase options by other creditors),
                                 casualties and condemnations in respect of the
                                 mortgaged real properties and, in certain
                                 cases, out of cash holdbacks where certain
                                 conditions relating to the holdback have not
                                 been satisfied. Furthermore, prepayment
                                 premiums and/or yield maintenance charges may
                                 not be payable in connection with prepayments
                                 of this type.

                                 The prepayment terms of each of the mortgage
                                 loans that we intend to transfer to the issuing
                                 entity are set forth in Annex A-1 to this
                                 offering prospectus. See also "Description of
                                 the Mortgage Pool--Terms and Conditions of the
                                 Underlying Mortgage Loans--Prepayment
                                 Provisions" in this offering prospectus.

DEFEASANCE ...................   Two hundred fifty-nine (259) of the mortgage
                                 loans that we intend to transfer to the issuing
                                 entity, representing 76.9% of the initial
                                 mortgage pool balance, of which 217 mortgage
                                 loans are in loan group no. 1, representing
                                 76.1% of the initial loan group no. 1 balance,
                                 and 42 mortgage loans are in loan group no. 2,
                                 representing 83.9% of the initial loan group
                                 no. 2 balance, permit the related borrower to
                                 defease the mortgage loan and obtain a release
                                 of the mortgaged real property from the related
                                 mortgage lien by delivering U.S. Treasury
                                 obligations or certain other government-related
                                 securities as substitute collateral, but
                                 prohibit voluntary prepayments during the
                                 defeasance period. All of the mortgage loans
                                 prohibit defeasance prior to the second
                                 anniversary of the date of initial issuance of
                                 the series 2007-C6 certificates.

ADDITIONAL STATISTICAL
INFORMATION ..................   Set forth below is selected statistical
                                 information regarding the mortgage pool, loan
                                 group no. 1 and loan group no. 2, respectively.

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A. GENERAL
   CHARACTERISTICS ...........   The mortgage pool, loan group no. 1 and loan
                                 group no. 2, respectively, will have the
                                 following general characteristics as of the
                                 cut-off date:

                                                         MORTGAGE        LOAN GROUP      LOAN GROUP
                                                           POOL             NO. 1           NO. 2
                                                      --------------   --------------   ------------

Initial mortgage pool/loan group balance ..........   $4,760,549,404   $4,271,616,678   $488,932,725
Number of mortgage loans ..........................              319              269             50
Number of mortgaged real properties ...............              502              401            101

Highest cut-off date principal balance ............   $  442,500,000   $  442,500,000   $123,150,000
Lowest cut-off date principal balance .............   $    1,082,009   $    1,082,009   $  1,098,016
Average cut-off date principal balance ............   $   14,923,352   $   15,879,616   $  9,778,655

Highest mortgage rate .............................           6.9000%          6.9000%        6.2800%
Lowest mortgage rate ..............................           5.0200%          5.0200%        5.2250%
Weighted average mortgage rate ....................           5.7314%          5.7216%        5.8177%

Longest original loan term to maturity or
   anticipated repayment date .....................       180 months       180 months     120 months
Shortest original loan term to maturity or
   anticipated repayment date .....................        60 months        60 months      60 months
Weighted average original loan term to
   maturity or anticipated repayment date .........       112 months       112 months     117 months

Longest remaining loan term to maturity or
   anticipated repayment date .....................       177 months       177 months     120 months
Shortest remaining loan term to maturity or
   anticipated repayment date .....................        50 months        50 months      50 months
Weighted average remaining loan term to
   maturity or anticipated repayment date .........       110 months       109 months     114 months

Highest underwritten net cash flow debt
   service coverage ratio .........................             2.98x            2.98x          2.17x
Lowest underwritten net cash flow debt service
   coverage ratio .................................             1.10x            1.10x          1.14x
Weighted average underwritten net cash flow
   debt service coverage ratio ....................             1.41x            1.41x          1.34x

Highest cut-off date loan-to-value ratio ..........             81.7%            81.7%          80.1%
Lowest cut-off date loan-to-value ratio ...........             31.9%            31.9%          32.2%
Weighted average cut-off date loan-to-value
   ratio ..........................................             72.0%            71.6%          75.5%
Highest maturity date/ARD loan-to-value
   ratio(1) .......................................             81.3%            81.3%          79.9%
Lowest maturity date/ARD loan-to-value ratio(1) ...             27.1%            31.9%          27.1%
Weighted average maturity date/ARD
   loan-to-value ratio(1) .........................             68.4%            68.1%          71.2%

----------
(1)  Excludes fully amortizing loans.

                                 When reviewing the foregoing table, please note
                                 the following:

                                 o   The initial mortgage pool balance is
                                     subject to a permitted variance of plus or
                                     minus 5%. The initial loan group no. 1
                                     balance and the initial loan group no. 2
                                     balance may each also vary.

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                                 o   With respect to one (1) mortgage loan that
                                     we intend to transfer to the issuing entity
                                     (loan number 4), representing 2.6% of the
                                     initial mortgage pool balance and 25.2% of
                                     the initial loan group no. 2 balance, the
                                     calculation of underwritten net cash flow
                                     for the related mortgaged real
                                     property--which is, in turn, used in the
                                     calculation of underwritten net cash flow
                                     debt service coverage ratios--was based on
                                     various assumptions regarding projected
                                     increased rental income from property
                                     renovation as of 2011. See "Description of
                                     the Ten Largest Mortgage Loans and/or
                                     Groups of Cross-Collateralized Mortgage
                                     Loans--The Hyde Park Apartment Portfolio"
                                     on Annex B to this offering prospectus for
                                     more information. In the case of eight (8)
                                     mortgage loans that we intend to transfer
                                     to the issuing entity (loan numbers 27, 32,
                                     34, 35, 43, 61, 81 and 280), representing
                                     3.7% of the initial mortgage pool balance,
                                     of which seven (7) mortgage loans are in
                                     loan group no. 1, representing 3.7% of the
                                     initial loan group no. 1 balance, and one
                                     (1) mortgage loan is in loan group no. 2,
                                     representing 4.6% of the initial loan group
                                     no. 2 balance, respectively, the debt
                                     service coverage information, and in the
                                     case of two (2) of those eight (8) mortgage
                                     loans (loan numbers 27 and 280),
                                     representing 0.8% of the initial mortgage
                                     pool balance, and 0.9% of the initial loan
                                     group no. 1 balance, the cut-off date
                                     loan-to-value ratio and maturity date/ARD
                                     loan-to-value ratio information, presented
                                     in the foregoing table (a) takes into
                                     account various assumptions regarding the
                                     financial performance of the related
                                     mortgaged real property that are consistent
                                     with the respective performance related
                                     criteria required to obtain the release of
                                     a cash holdback, letter of credit or
                                     guaranty and/or (b) reflects an application
                                     of that cash holdback, letter of credit or
                                     guaranty to pay down the subject mortgage
                                     loan. In addition, in the case of five (5)
                                     mortgage loans (loan numbers 4, 42, 133,
                                     151 and 239), representing 3.5% of the
                                     initial mortgage pool balance, of which
                                     four (4) mortgage loans are in loan group
                                     no. 1, representing 1.0% of the initial
                                     loan group no. 1 balance, and one (1)
                                     mortgage loan is in loan group no. 2,
                                     representing 25.2% of the initial loan
                                     group no. 2 balance, respectively, the
                                     "as-stabilized" appraised value was used to
                                     calculate the loan-to-value ratios.

                                 o   In the case of each mortgage loan that is
                                     part of a loan combination, the
                                     loan-to-value and debt service coverage
                                     information presented in the foregoing
                                     table takes into account each non-trust
                                     mortgage loan that is part of the related
                                     loan combination and that is pari passu in
                                     right of payment with the related
                                     underlying mortgage loan, but

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                                       42

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                                     does not take into account any related
                                     subordinate non-trust mortgage loans in a
                                     loan combination.

B. GEOGRAPHIC CONCENTRATION ..   The table below shows the number of, and the
                                 respective percentages of the initial mortgage
                                 pool balance, the initial loan group no. 1
                                 balance and the initial loan group no. 2
                                 balance secured by, mortgaged real properties
                                 located in the indicated states or regions:

                          NUMBER OF   % OF INITIAL    % OF INITIAL    % OF INITIAL
                          MORTGAGED     MORTGAGE       LOAN GROUP      LOAN GROUP
     STATE/REGION        PROPERTIES   POOL BALANCE   NO. 1 BALANCE   NO. 2 BALANCE
----------------------   ----------   ------------   -------------   -------------

California                   53           19.5%          20.8%            7.6%
   Southern California       39           15.2%          16.3%            6.3%
   Northern California       14            4.2%           4.6%            1.3%
Virginia                     21            8.8%           9.6%            1.4%
Florida                      57            8.2%           8.8%            3.5%
Pennsylvania                 18            6.5%           6.2%            8.6%
Illinois                     54            5.4%           3.1%           25.8%
North Carolina               21            5.3%           5.7%            2.3%
Georgia                      37            4.4%           4.7%            1.1%
Maryland                     14            3.9%           4.3%             --
New Jersey                   13            3.4%           3.4%            2.9%
Washington                   17            3.2%           3.4%            1.5%
Other                       197           31.4%          29.8%           45.3%

                                 The reference to "Other" in the foregoing
                                 table, insofar as it relates to the entire
                                 mortgage pool, includes 32 other states and the
                                 District of Columbia. No more than 3.1% of the
                                 initial mortgage pool balance is secured by
                                 mortgaged real properties located in any of
                                 those other jurisdictions. Northern California
                                 includes areas with zip codes of 93309 and
                                 above, and Southern California includes areas
                                 with zip codes of 93003 and below.

C. PROPERTY TYPES ............   The table below shows the number of, and the
                                 respective percentages of the initial mortgage
                                 pool balance, the initial loan group no. 1
                                 balance and the initial loan group no. 2
                                 balance secured by, mortgaged real properties
                                 predominantly operated for each indicated
                                 purpose:

                                NUMBER OF   % OF INITIAL    % OF INITIAL    % OF INITIAL
                                MORTGAGED     MORTGAGE       LOAN GROUP      LOAN GROUP
       PROPERTY TYPES          PROPERTIES   POOL BALANCE   NO. 1 BALANCE   NO. 2 BALANCE
----------------------------   ----------   ------------   -------------   -------------

Retail                             174          39.1%          43.6%             --
   Anchored                         99          26.9%          30.0%             --
   Regional Mall                     3           3.8%           4.3%             --
   Shadow Anchored                  18           3.0%           3.3%             --
   Unanchored                       23           2.7%           3.0%             --
   Anchored, Single Tenant          18           1.7%           1.9%             --
   Unanchored, Single Tenant        13           0.9%           1.0%             --
Office                              84          26.6%          29.6%             --
   Suburban                         54          15.2%          16.9%             --
   CBD                               9           6.0%           6.6%             --
   Medical Office                   21           5.4%           6.0%             --

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                                NUMBER OF   % OF INITIAL    % OF INITIAL    % OF INITIAL
                                MORTGAGED     MORTGAGE       LOAN GROUP      LOAN GROUP
       PROPERTY TYPES          PROPERTIES   POOL BALANCE   NO. 1 BALANCE   NO. 2 BALANCE
----------------------------   ----------   ------------   -------------   -------------

Hospitality                         41          10.6%          11.9%             --
   Limited Service                  32           7.4%           8.2%             --
   Full Service                      6           2.7%           3.0%             --
   Extended Stay                     3           0.5%           0.6%             --
Industrial                          76           9.7%          10.8%             --
Multifamily                         88           9.4%           0.5%           87.3%
   Conventional                     86           9.1%           0.3%           85.7%
   Student Housing                   1           0.2%            --             1.6%
   Live/Work                         1           0.2%           0.2%             --
Mixed Use___                        13           2.3%           2.6%             --
Manufactured Housing                15           1.3%            --            12.7%
Self Storage                         8           0.6%           0.7%             --
Other                                1           0.2%           0.2%             --
Land                                 2           0.1%           0.2%             --

                                 With respect to each of the 18 mortgaged real
                                 properties identified in the foregoing table as
                                 "Shadow Anchored," none of the relevant anchor
                                 tenants is on any portion of the particular
                                 property that is subject to the lien of the
                                 related mortgage instrument.

D. ENCUMBERED INTERESTS.......   The table below shows the number of, and the
                                 respective percentages of the initial mortgage
                                 pool balance, the initial loan group no. 1
                                 balance and the initial loan group no. 2
                                 balance secured by, mortgaged real properties
                                 for which the whole or predominant encumbered
                                 interest is as indicated:

                                      NUMBER OF   % OF INITIAL    % OF INITIAL    % OF INITIAL
                                      MORTGAGED     MORTGAGE       LOAN GROUP      LOAN GROUP
       ENCUMBERED INTERESTS          PROPERTIES   POOL BALANCE   NO. 1 BALANCE   NO. 2 BALANCE
----------------------------------   ----------   ------------   -------------   -------------

Fee Simple........................     490(1)         94.8%          94.2%           100.0%
Leasehold.........................       9(2)          2.6%           2.9%              --%
Fee Simple in part and Leasehold
   in part........................       3(2)          2.6%           2.9%              --%

----------
(1)  Three hundred eighty-nine (389) of these mortgaged real properties secure mortgage loans in loan group no. 1 and 101 of these mortgaged real properties secure mortgage loans in loan group no. 2.

(2)  All of these mortgaged real properties secure mortgage loans in loan group
     no. 1.

                                 It should be noted that each mortgage loan
                                 secured by overlapping fee and leasehold
                                 interests is presented as being secured by a
                                 fee simple interest in this offering prospectus
                                 and is therefore included within the category
                                 referred to as "Fee Simple" in the chart above.

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REMOVAL OF UNDERLYING MORTGAGE
LOANS

A. REPURCHASE OR SUBSTITUTION
   DUE TO BREACH OF
   REPRESENTATION OR WARRANTY,
   A DOCUMENT DEFICIENCY OR
   EARLY DEFEASANCE...........   As of the date of initial issuance of the
                                 offered certificates, and subject to certain
                                 exceptions, each sponsor will make with respect
                                 to each underlying mortgage loan contributed by
                                 it the representations and warranties generally
                                 described under "Description of the Mortgage
                                 Pool--Representations and Warranties;
                                 Repurchases and Substitutions" in this offering
                                 prospectus. If there exists a material uncured
                                 breach of any of those representations and
                                 warranties, or if there exists a material
                                 uncured document defect or omission with
                                 respect to any underlying mortgage loan (as
                                 discussed under "Description of the Mortgage
                                 Pool--Assignment of the Mortgage Loans;
                                 Repurchases and Substitutions" in this offering
                                 prospectus), then the sponsor that contributed
                                 the affected mortgage loan will be required,
                                 under certain circumstances, to (1) repurchase
                                 the affected mortgage loan at a price generally
                                 equal to the sum of (a) the unpaid principal
                                 balance of that mortgage loan at the time of
                                 purchase, (b) all unpaid interest, other than
                                 post-ARD additional interest and default
                                 interest, due with respect to that mortgage
                                 loan through the due date in the collection
                                 period of purchase, (c) all unreimbursed
                                 servicing advances with respect to that
                                 mortgage loan, (d) all unpaid interest accrued
                                 on advances made with respect to that mortgage
                                 loan, and (e) certain other amounts payable
                                 under the series 2007-C6 pooling and servicing
                                 agreement, or (2) until the second anniversary
                                 of the date of initial issuance of the series
                                 2007-C6 certificates, substitute a qualified
                                 substitute mortgage loan and pay the shortfall
                                 amount equal to the difference between the
                                 amounts set forth in clause (1) above and the
                                 stated principal balance of such qualified
                                 substitute mortgage loan as of the date of
                                 substitution. See "Description of the Mortgage
                                 Pool--Terms and Conditions of the Underlying
                                 Mortgage Loans--Defeasance Loans,"
                                 "--Representations and Warranties; Repurchases
                                 and Substitutions," "--Assignment of the
                                 Mortgage Loans; Repurchases and Substitutions"
                                 and "--Repurchase or Substitution of
                                 Cross-Collateralized Mortgage Loans" in this
                                 offering prospectus. No yield maintenance
                                 charge or other prepayment penalty will be paid
                                 in connection with any repurchase described
                                 above.

B. FAIR VALUE OPTION..........   The largest single holder or beneficial owner,
                                 as applicable, of certificates of the series
                                 2007-C6 controlling class (which is described
                                 under "The Series 2007-C6 Pooling and Servicing
                                 Agreement--The Series 2007-C6 Controlling Class
                                 Representative and the Serviced Non-Trust Loan
                                 Noteholders--Series 2007-C6 Controlling Class"
                                 in this offering prospectus) and the special
                                 servicer will each have an assignable option to
                                 purchase any mortgage loan held by the issuing
                                 entity that meets the requisite default
                                 criteria, at a price generally equal to either:

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                                       45

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                                 (1) the sum of (a) the outstanding principal
                                 balance of that mortgage loan, (b) all accrued
                                 and unpaid interest on that mortgage loan,
                                 other than default interest, (c) all
                                 unreimbursed servicing advances with respect to
                                 that mortgage loan, (d) all unpaid interest
                                 accrued on advances made by the applicable
                                 master servicer, the special servicer and/or
                                 the trustee with respect to that mortgage loan,
                                 and (e) any other amounts payable under the
                                 series 2007-C6 pooling and servicing agreement;
                                 or (2) following the determination thereof, the
                                 fair value of that mortgage loan. In addition,
                                 the holder of the CGM AmeriCold Portfolio
                                 mortgage loan that is not transferred to the
                                 issuing entity will have a fair value purchase
                                 option solely as to the CGM AmeriCold Portfolio
                                 underlying mortgage loan. See "The Series
                                 2007-C6 Pooling and Servicing Agreement--Fair
                                 Value Purchase Option" in this offering
                                 prospectus.

C. OTHER PURCHASE OPTIONS.....   The following third parties or their designees
                                 will have the option to purchase one or more
                                 underlying mortgage loans from the issuing
                                 entity, at no less than the outstanding
                                 principal balance thereof plus accrued
                                 interest, generally after such mortgage loan
                                 has become a specially serviced mortgage loan
                                 or otherwise under various default scenarios:

                                 o    in the case of each underlying mortgage
                                      loan that is part of a loan combination,
                                      pursuant to a related co-lender,
                                      intercreditor or similar agreement, the
                                      holder of any (or a designated) pari passu
                                      or subordinate non-trust mortgage loan
                                      included in that loan combination may be
                                      granted the right to purchase the subject
                                      underlying mortgage loan from the issuing
                                      entity to the extent and under various
                                      default scenarios as described under
                                      "Description of the Mortgage Pool--The
                                      Loan Combinations" in this offering
                                      prospectus; and

                                 o    a mezzanine lender with respect to the
                                      borrower under an underlying mortgage loan
                                      may be entitled to purchase a defaulted
                                      mortgage loan from the issuing entity upon
                                      the occurrence of a default thereunder or
                                      upon the transfer to special servicing,
                                      pursuant to a purchase right as set forth
                                      in the related intercreditor agreement
                                      (see "Description of the Mortgage
                                      Pool--Additional Loan and Property
                                      Information--Additional and Other
                                      Financing" in this offering prospectus).

                       LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME TAX
CONSEQUENCES..................   The certificate administrator or its agent will
                                 make elections to treat designated portions of
                                 the assets of the issuing entity as one or more
                                 real estate mortgage investment conduits, or
                                 REMICs, under sections 860A through 860G of the
                                 Internal Revenue Code of 1986, as amended. Any
                                 assets not included in a REMIC will

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                                       46

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                                 constitute one or more grantor trusts for U.S.
                                 federal income tax purposes.

                                 The offered certificates will be treated as
                                 regular interests in a REMIC. This means that
                                 they will be treated as newly issued debt
                                 instruments for federal income tax purposes.
                                 You will have to report income on your offered
                                 certificates in accordance with the accrual
                                 method of accounting even if you are otherwise
                                 a cash method taxpayer. The offered
                                 certificates will not represent any interest in
                                 the grantor trust referred to above.

                                 The class X certificates will, and one or more
                                 of the other classes of the offered
                                 certificates may, be issued with more than a de
                                 minimis amount of original issue discount. If
                                 you own an offered certificate issued with
                                 original issue discount, you may have to report
                                 original issue discount income and be subject
                                 to a tax on this income before you receive a
                                 corresponding cash payment. Some of the offered
                                 certificates may be treated as having been
                                 issued at a premium.

                                 When determining the rate of accrual of
                                 original issue discount, market discount and
                                 premium, if any, with respect to the series
                                 2007-C6 certificates for federal income tax
                                 purposes, the prepayment assumption used will
                                 be that following any date of determination:

                                 o    any underlying mortgage loan with an
                                      anticipated repayment date will be paid in
                                      full on that date,

                                 o    no underlying mortgage loan will otherwise
                                      be prepaid prior to maturity, and

                                 o    there will be no extension of maturity for
                                      any mortgage loan held by the issuing
                                      entity.

                                 For a more detailed discussion of the federal
                                 income tax aspects of investing in the offered
                                 certificates, see "Federal Income Tax
                                 Consequences" in each of this offering
                                 prospectus and the accompanying base
                                 prospectus.

ERISA ........................   We anticipate that, subject to satisfaction of
                                 the conditions referred to under "ERISA
                                 Considerations" in this offering prospectus,
                                 retirement plans and other employee benefit
                                 plans and arrangements subject to--

                                 o    Title I of the Employee Retirement Income
                                      Security Act of 1974, as amended, or

                                 o    section 4975 of the Internal Revenue Code
                                      of 1986, as amended,

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                                       47

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                                 will be able to invest in the offered
                                 certificates without giving rise to a
                                 prohibited transaction. This is based upon an
                                 individual prohibited transaction exemption
                                 granted to a predecessor to Citigroup Global
                                 Markets Inc. by the U.S. Department of Labor.

                                 If you are a fiduciary of any retirement plan
                                 or other employee benefit plan or arrangement
                                 subject to Title I of ERISA or section 4975 of
                                 the Internal Revenue Code of 1986, as amended,
                                 you are encouraged to review carefully with
                                 your legal advisors whether the purchase or
                                 holding of the offered certificates could give
                                 rise to a transaction that is prohibited under
                                 ERISA or section 4975 of the Internal Revenue
                                 Code of 1986, as amended.

LEGAL INVESTMENT .............   The offered certificates will not be mortgage
                                 related securities within the meaning of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984, as amended. All institutions whose
                                 investment activities are subject to legal
                                 investment laws and regulations, regulatory
                                 capital requirements or review by regulatory
                                 authorities are encouraged to consult with
                                 their own legal advisors in determining whether
                                 and to what extent the offered certificates
                                 will be legal investments for them. See "Legal
                                 Investment" in this offering prospectus and in
                                 the accompanying base prospectus.

INVESTMENT CONSIDERATIONS ....   The rate and timing of payments and other
                                 collections of principal on or with respect to
                                 the underlying mortgage loans may affect the
                                 yield to maturity on your offered certificates.
                                 In the case of any offered certificate
                                 purchased at a discount from its principal
                                 balance, a slower than anticipated rate of
                                 payments and other collections of principal on
                                 the underlying mortgage loans could result in a
                                 lower than anticipated yield. In the case of
                                 any offered certificate purchased at a premium
                                 from its principal balance, a faster than
                                 anticipated rate of payments and other
                                 collections of principal on the underlying
                                 mortgage loans could result in a lower than
                                 anticipated yield.

                                 In addition, if you are contemplating the
                                 purchase of class X certificates, you should be
                                 aware that--

                                 o    the yield to maturity on the class X
                                      certificate will be highly sensitive to
                                      the rate and timing of any principal
                                      prepayments and/or other early
                                      liquidations of the underlying mortgage
                                      loans;

                                 o    a faster than anticipated rate of payments
                                      and other collections of principal on the
                                      underlying mortgage loans could result in
                                      a lower anticipated yield with respect to
                                      the class X certificates; and

                                 o    an extremely rapid rate of prepayments
                                      and/or other liquidations of the
                                      underlying mortgage loans could

--------------------------------------------------------------------------------

                                       48

--------------------------------------------------------------------------------

                                      result in a complete or partial loss of
                                      your initial investment with respect to
                                      the class X certificates.

                                 The yield on the other offered certificates
                                 with variable or capped pass-through rates
                                 could also be adversely affected if the
                                 underlying mortgage loans with relatively
                                 higher net mortgage interest rates pay
                                 principal faster than the underlying mortgage
                                 loans with relatively lower net mortgage
                                 interest rates.

                                 In addition, the pass-through rate for, and
                                 yield on, the class X certificates will vary
                                 with changes in the relative sizes of the
                                 respective components that make up the related
                                 total notional amount of that class.

                                 See "Yield and Maturity Considerations" in this
                                 offering prospectus and in the accompanying
                                 base prospectus.

--------------------------------------------------------------------------------

                                       49

                                  RISK FACTORS

     The offered certificates are not suitable investments for all investors.
You should not purchase any offered certificates unless you understand and are able to bear the risks associated with those certificates.

     The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this offering prospectus and the accompanying base prospectus in the context of your financial situation.

     You should consider the following factors, as well as those set forth under
"Risk Factors" in the accompanying base prospectus, in deciding whether to purchase any offered certificates. The "Risk Factors" section in the accompanying base prospectus includes a number of general risks associated with making an investment in the offered certificates.

THE CLASS A-M, A-J, B, C, D, E AND F CERTIFICATES ARE SUBORDINATE TO, AND ARE
THEREFORE RISKIER THAN, THE CLASS A-1, A-2, A-3, A-3B, A-SB, A-4 AND A-1A
CERTIFICATES

     If you purchase class A-M, A-J, B, C, D, E and F certificates, then your offered certificates will provide credit support to other classes of series
2007-C6 certificates, including the A-1, A-2, A-3, A-3B, A-SB, A-4, A-1A and X classes, and some or all of the REMIC regular interests corresponding to the floating rate classes of the series 2007-C6 certificates. As a result, you will receive payments after, and must bear the effects of losses on the underlying mortgage loans before, the holders of those other classes of series 2007-C6 certificates.

     When making an investment decision, you should consider, among other things--

     o    the payment priorities of the respective classes of the series 2007-C6 certificates,

     o    the order in which the principal balances of the respective classes of the series 2007-C6 certificates with balances will be reduced in connection with losses and default-related shortfalls, and

     o    the characteristics and quality of the mortgage loans backing the offered certificates.

     See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions of Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this offering prospectus. See also "Risk Factors--The Investment Performance of Your
Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable," "--Any Credit Support for Your Offered Certificates May Be
Insufficient to Protect You Against All Potential Losses" and "--Payments on the
Offered Certificates Will Be Made Solely from the Limited Assets of the Related
Trust, and Those Assets May Be Insufficient to Make All Required Payments on
Those Certificates" in the accompanying base prospectus.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

     The yields on your offered certificates will depend on--

     o    the price you paid for your offered certificates, and

     o    the rate, timing and amount of payments on your offered certificates.

                                       50

     The rate, timing and amount of payments on your offered certificates will depend on:

     (a)  the pass-through rate for, and other payment terms of, your offered certificates;

     (b)  the rate and timing of payments and other collections of principal on the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans;

     (c)  the rate and timing of defaults, and the severity of losses, if any, on the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans;

     (d)  the rate, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for payment on your offered certificates;

     (e)  the collection and payment of prepayment premiums and yield maintenance charges with respect to the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans; and

     (f)  servicing decisions with respect to the underlying mortgage loans or, in some cases, a particular group of underlying mortgage loans.

     In general, the factors described in clauses (a) through (f) of the preceding paragraph cannot be predicted with any certainty. Accordingly, you may find it difficult to determine the effect that these factors might have on the yield to maturity of your offered certificates. In the absence of significant losses on the mortgage pool, holders of the class A-1, A-2, A-3, A-3B, A-SB and
A-4 certificates should be concerned with the factors described in clauses (b)
through (f) of the preceding paragraph primarily insofar as they relate to the underlying mortgage loans in loan group no. 1. Until the class A-1, A-2, A-2FL,
A-3, A-3B, A-SB and A-4 certificates are retired, holders of the class A-1A certificates should, in the absence of significant losses on the mortgage pool, be concerned with the factors described in clauses (b) through (f) of the preceding paragraph primarily insofar are they relate to the underlying mortgage loans in loan group no. 2.

     See "Description of the Mortgage Pool," "The Series 2007-C6 Pooling and
Servicing Agreement," "Servicing of the Ala Moana Portfolio Mortgage Loan," and
"Servicing of the CGM AmeriCold Portfolio Mortgage Loan," and "--Reductions of
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" and "Yield and Maturity Considerations" in this offering prospectus. See also "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable" and "Yield and Maturity Considerations" in the accompanying base prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE UNDERLYING MORTGAGE LOANS IS FASTER
OR SLOWER THAN YOU ANTICIPATED

     If you purchase any offered certificate at a premium from its principal balance, and if payments and other collections of principal on the underlying mortgage loans occur at a rate faster than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificate at a discount from its principal balance, and if payments and other collections of principal on the underlying mortgage loans occur at a rate slower than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase.

     Holders of the class A-1, A-2, A-3, A-3B, A-SB and A-4 certificates will be very affected by the rate of payments and other collections of principal on the underlying mortgage loans in loan group no. 1 and, in the absence of significant losses on the mortgage pool, should be largely unaffected by the rate and timing of

                                       51

payments and other collections of principal on the underlying mortgage loans in loan group no. 2. Conversely, holders of the class A-1A certificates will be very affected by the rate and timing of payments and other collections of principal on the underlying mortgage loans in loan group no. 2 and, only after the retirement of the class A-1, A-2, A-2FL, A-3, A-3B, A-SB and A-4 certificates or in connection with significant losses on the mortgage pool, will be affected by the rate and timing of payments and other collections of principal on the underlying mortgage loans in loan group no. 1.

     If you purchase a class X certificate, your yield to maturity will be particularly sensitive to the rate and timing of principal payments on the underlying mortgage loans. A payment of principal in reduction of the total principal balance of any class of series 2007-C6 principal balance certificates will result in a reduction in the total notional amount of the class X certificates. Accordingly, if principal payments on the underlying mortgage loans occur at a rate faster than that assumed at the time of purchase, then your actual yield to maturity with respect to the class X certificates may be lower than that assumed at the time of purchase. Your yield to maturity could also be adversely affected by--

     o    the repurchase of any underlying mortgage loan in connection with a material breach of representation and warranty or a material document omission, all as described under "Description of the Mortgage
          Pool--Representations and Warranties; Repurchases and Substitutions"
          and "--Assignment of the Mortgage Loans; Repurchases and
          Substitutions" in this offering prospectus; and

     o    the sale of defaulted underlying mortgage loans from the issuing entity in accordance with a fair value or other purchase option.

     Prior to investing in the class X certificates, you should fully consider the associated risks, including the risk that an extremely rapid rate of amortization, prepayment or other early liquidation of the underlying mortgage loans could result in your failure to fully recover your initial investment. The ratings on the class X certificates do not address whether a purchaser of those certificates would be able to recover its initial investment in them.

     You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates resulting from the corresponding prepayment.

     The yield on offered certificates with a variable or capped pass-through rate could also be adversely affected if the underlying mortgage loans with relatively higher net mortgage interest rates pay principal faster than the mortgage loans with relatively lower net mortgage interest rates. In addition, the pass-through rate for, and yield on, the class X certificates will vary with changes in the relative sizes of the respective components that make up the related total notional amount of that class.

THE INTERESTS OF THE SERIES 2007-C6 CONTROLLING CLASS CERTIFICATEHOLDERS MAY BE
IN CONFLICT WITH THE INTERESTS OF THE OFFERED CERTIFICATEHOLDERS

     The holders or beneficial owners of series 2007-C6 certificates representing a majority interest in the controlling class of series 2007-C6 certificates will be entitled to: (a) appoint a representative having the rights and powers described and/or referred to under "The Series 2007-C6 Pooling and
Servicing Agreement--The Series 2007-C6 Controlling Class Representative and the
Serviced Non-Trust Loan Noteholders" in this offering prospectus; and (b)
replace the special servicer under the series 2007-C6 pooling and servicing agreement, subject to any limitations, and satisfaction of the conditions, described under "The Series 2007-C6 Pooling and Servicing Agreement--Replacement
of the Special Servicer" in this offering prospectus, and further subject (in the case of a loan combination serviced under the series 2007-C6 pooling and servicing agreement) to any rights in that regard of the holder(s) of a related non-trust mortgage loan or group of related non-trust mortgage loan(s). Among other

                                       52

things, the series 2007-C6 controlling class representative may direct the special servicer under the series 2007-C6 pooling and servicing agreement to take, or to refrain from taking, certain actions with respect to the servicing and/or administration of any specially serviced mortgage loans and foreclosure properties held by the issuing entity (exclusive of the underlying mortgage loans or any related foreclosure property serviced and/or administered under other pooling and servicing agreements) that the series 2007-C6 controlling class representative may consider advisable, subject (in the case of a loan combination serviced under the series 2007-C6 pooling and servicing agreement)
to any rights in that regard of the holder(s) of a related non-trust mortgage loan or group of related non-trust mortgage loan(s).

     In the absence of significant losses on the underlying mortgage loans, the series 2007-C6 controlling class will be a non-offered class of series 2007-C6 certificates. The series 2007-C6 controlling class certificateholders are therefore likely to have interests that conflict with those of the holders of the offered certificates. You should expect that the series 2007-C6 controlling class representative will exercise its rights and powers on behalf of the series
2007-C6 controlling class certificateholders, and it will not be liable to any other class of series 2007-C6 certificateholders for so doing.

REPAYMENT OF THE UNDERLYING MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE
MORTGAGED REAL PROPERTIES

     The underlying mortgage loans are secured by mortgage liens on fee and/or leasehold interests in the following types of real property:

     o    retail;

     o    office;

     o    hospitality;

     o    industrial;

     o    multifamily;

     o    mixed use;

     o    manufactured housing communities;

     o    self storage;

     o    health club; and

     o    land.

     The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, repayment of each of the underlying mortgage loans is dependent on--

     o    the successful operation and value of the related mortgaged real property, and

     o    the related borrower's ability to refinance the mortgage loan or sell the related mortgaged real property.

     See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends Upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related

                                       53

Borrower's Ability to Refinance the Property, of Which There Is No Assurance"
and "--The Various Types of Multifamily and Commercial Properties that May
Secure Mortgage Loans Underlying a Series of Offered Certificates May Present
Special Risks" in the accompanying base prospectus.

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER AN UNDERLYING MORTGAGE LOAN IN THE EVENT OF DEFAULT

     All of the mortgage loans that we intend to transfer to the issuing entity are or should be considered nonrecourse loans. You should anticipate that, if the related borrower defaults on any of the underlying mortgage loans, only the mortgaged real property and any additional collateral for the relevant loan, such as escrows or letters of credit, but none of the other assets of the borrower, is available to satisfy the debt. Even if the related loan documents permit recourse to the borrower or a guarantor, the special servicer may not be able to ultimately collect the amount due under a defaulted mortgage loan or under a guaranty. None of the mortgage loans are insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer. See
"Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan Depends
Upon the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There Is No Assurance--Most of the Mortgage Loans Underlying Your
Offered Certificates Will Be Nonrecourse" in the accompanying base prospectus.

IN SOME CASES, PAYMENTS ON AN UNDERLYING MORTGAGE LOAN ARE DEPENDENT ON A SINGLE
TENANT OR ON ONE OR A FEW MAJOR TENANTS AT THE RELATED MORTGAGED REAL PROPERTY

     In the case of 262 mortgaged real properties, securing 45.0% of the initial mortgage pool balance, and 50.2% of the initial loan group no. 1 balance, the related borrower has leased the property to at least one tenant that occupies
25% or more of the particular property. In the case of 93 of those properties, securing 13.3% of the initial mortgage pool balance and 14.8% of the initial loan group no. 1 balance, the related borrower has leased the particular property to a single tenant that occupies 100% or nearly 100% of the property.
Accordingly, the full and timely payment of each of the related underlying mortgage loans is highly dependent on the continued operation of one or more major tenants, which, in some cases, is the sole tenant at the mortgaged real property. See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage
Loan Depends Upon the Performance and Value of the Underlying Real Property,
Which May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance--The Successful Operation of a
Multifamily or Commercial Property Depends on Tenants," "--Repayment of a
Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value
of the Underlying Real Property, Which May Decline Over Time, and the Related
Borrower's Ability to Refinance the Property, of Which There Is No
Assurance--Dependence on a Single Tenant or a Small Number of Tenants Makes a
Property Riskier Collateral" and "--Repayment of a Commercial or Multifamily
Mortgage Loan Depends Upon the Performance and Value of the Underlying Real
Property, Which May Decline Over Time and the Related Borrower's Ability to
Refinance the Property, of Which There Is No Assurance--Tenant Bankruptcy
Adversely Affects Property Performance" in the accompanying base prospectus.

MORTGAGED PROPERTIES LEASED TO BORROWERS OR BORROWER-AFFILIATED ENTITIES HAVE
UNIQUE RISKS

     If a mortgaged real property is leased in whole or substantial part to the borrower under the underlying mortgage loan or to an affiliate of the borrower, a deterioration in the financial condition of the borrower or its affiliates can be particularly significant to the borrower's ability to perform under the underlying mortgage loan as it can directly interrupt the cash flow from the mortgaged real property if the borrower's or its affiliate's financial condition worsens.

     Certain mortgaged real properties or portions thereof are master leased to affiliates of the borrower under arrangements whereby the affiliate tenant operates and/or leases the mortgaged real property or the master leased premises. Such master lease arrangements present additional risks, such as potential limitations on the ability of a

                                       54

lender upon default to obtain a receiver to obtain control of, and collect the underlying revenues from, the mortgaged real property unless and until the master lease is terminated and the affiliate tenant evicted from the mortgaged real property or master leased premises (which may not be possible if the master lease is not in default or may be limited by an affiliate tenant bankruptcy or by requirements of local laws pertaining to the dispossession of defaulted tenants under the leases) and the risk that a master lease termination may result in a termination or interruption of rent payments under the underlying subleases between the subtenants and the affiliated master tenant. These risks may be mitigated when mortgaged properties are leased to unrelated third parties.

FIVE PERCENT OR MORE OF THE INITIAL MORTGAGE POOL BALANCE WILL BE SECURED BY
MORTGAGE LIENS ON THE RESPECTIVE BORROWER'S INTERESTS IN EACH OF THE FOLLOWING
PROPERTY TYPES--RETAIL, OFFICE, HOSPITALITY, INDUSTRIAL AND MULTIFAMILY

     One hundred seventy-four (174) of the mortgaged real properties, securing
39.1% of the initial mortgage pool balance and 43.6% of the initial loan group
no. 1 balance, are primarily used for retail purposes. We consider 138 of the subject retail properties (which include regional malls), securing 35.5% of the initial mortgage pool balance and 39.5% of the initial loan group no. 1 balance, respectively, to be anchored, including shadow anchored; and 36 of the subject retail properties, securing 3.6% of the initial mortgage pool balance and 4.0%
of the initial loan group no. 1 balance, respectively, to be unanchored. A number of factors may adversely affect the value and successful operation of a retail property as discussed under "Risk Factors--The Various Types of
Multifamily and Commercial Properties that May Secure Mortgage Loans Underlying a Series of Offered Certificates May Present Special Risks--Retail Properties"
in the accompanying base prospectus.

     Eighty-four (84) of the mortgaged real properties, securing 26.6% of the initial mortgage pool balance and 29.6% of the initial loan group no. 1 balance, respectively, are primarily used for office purposes. Some of those office properties are heavily dependent on one or a few major tenants that lease a substantial portion of the related mortgaged real property. A number of factors may adversely affect the value and successful operation of an office property as discussed under "Risk Factors--The Various Types of Multifamily and Commercial
Properties that May Secure Mortgage Loans Underlying a Series of Offered
Certificates May Present Special Risks--Office Properties" in the accompanying base prospectus.

     Forty-one (41) of the mortgaged real properties, collectively securing
10.6% of the initial mortgage pool balance and 11.9% of the initial loan group
no. 1 balance, respectively, are primarily used for hospitality purposes, such as hotels and motels. Hospitality properties may be operated under franchise agreements. A number of factors may adversely affect the value and successful operation of a hospitality property as discussed under "Risk Factors--The
Various Types of Multifamily and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates May Present Special Risks
--Hospitality Properties" in the accompanying base prospectus.

     Seventy-six (76) of the mortgaged real properties, securing 9.7% of the initial mortgage pool balance and 10.8% of the initial loan group no. 1 balance, respectively, are primarily used for industrial purposes. A number of factors may adversely affect the value and successful operation of an industrial property as discussed under "Risk Factors--The Various Types of Multifamily and
Commercial Properties that May Secure Mortgage Loans Underlying a Series of
Offered Certificates May Present Special Risks--Industrial Properties" in the
accompanying base prospectus.

     Eighty-eight (88) of the mortgaged real properties, securing 9.4% of the initial mortgage pool balance, of which two (2) mortgaged real properties secure mortgage loans in loan group no. 1, representing 0.5% of the initial loan group
no. 1 balance, and 86 mortgaged real properties secure mortgage loans in loan group no. 2, representing 87.3% of the initial loan group no. 2 balance, respectively, are primarily used for multifamily rental purposes. A number of factors may adversely affect the value and successful operation of a multifamily rental property as discussed under "Risk Factors--The Various Types of
Multifamily and Commercial Properties that

                                       55

May Secure Mortgage Loans Underlying a Series of Offered Certificates May
Present Special Risks --Multifamily Rental Properties" in the accompanying base prospectus.

     One (1) of the underlying mortgage loans that we intend to transfer to the issuing entity, representing 3.0% of the initial mortgage pool balance and 3.4%
of the initial loan group no. 1 balance, respectively, is secured by mortgaged real properties identified on Annex A-1 to this offering prospectus as the CGM
AmeriCold Portfolio, which mortgaged real properties consist of industrial properties utilized as refrigerated distribution/warehouse facilities, which we refer to below as "cold storage facilities." Significant factors determining the value of such cold storage facilities are the quality and mix of tenants, building design and the location of the property. Since tenants frequently incur transportation costs which are significantly greater than warehousing costs, location is a major factor. A cold storage facility requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels. In certain locations, tenants depend upon shipping products in pooled shipments with products of other tenants going to the same markets. In these cases, the mix of tenants in a cold storage facility can significantly influence the cost of delivering products to markets. Cold storage facilities are often located near or adjacent to tenants' processing facilities and in such cases, a majority of and, in some cases, the entire property is devoted to the use of a single tenant or a small number of major tenants' commodities. An interruption or reduction in the business received by such properties from such tenants or a reduction in demand for such commodities could result in a decrease in the sales and overall profitability at cold storage facilities. Cold storage facilities may be adversely affected by reduced demand for cold storage space occasioned by a decline in a particular industry segment, and a particular facility that suited the needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Aspects of building site design and adaptability affect the value of a cold storage facility. Site characteristics which are valuable to such a property include high clear heights, wide column spacing, a large number of bays and large bay depths, divisibility, large minimum truck turning radii and overall functionality and accessibility. Warehousing sales can be seasonal, depending on the timing and availability of crops grown for frozen food production and the seasonal build-up of certain products for holiday consumption, and this seasonality can be expected to cause periodic fluctuations in a cold storage facility's revenues and operating expenses.

     In general, if the issuing entity holds a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property, then the overall performance of the mortgage pool will be materially more dependent on the factors that affect the operations at and value of that property type. See "Risk Factors--The Various Types of
Multifamily and Commercial Properties that May Secure Mortgage Loans Underlying a Series of Offered Certificates May Present Special Risks" in the accompanying base prospectus.

RISKS ASSOCIATED WITH CONDOMINIUM OWNERSHIP

     Eight (8) mortgage loans that we intend to transfer to the issuing entity
(loan numbers 46, 72, 153, 171, 173, 221, 251 and 270), representing 0.4%, 0.3%,
0.2%, 0.2%, 0.1%, 0.1%, 0.1% and 0.1%, respectively, of the initial mortgage pool balance, are each secured in whole or in part by the related borrower's interest in a commercial or residential condominium project. See "Risk
Factors--Lending on Condominium Units Creates Risks for Lenders That Are Not
Present When Lending on Non-Condominiums" in the accompanying base prospectus, for risks related to lending on a mortgage loan secured by an interest in one or more condominium unit(s).

                                       56

TEN PERCENT OR MORE OF THE INITIAL MORTGAGE POOL BALANCE WILL BE SECURED BY
MORTGAGE LIENS ON REAL PROPERTIES LOCATED IN THE STATE OF CALIFORNIA AND FIVE
PERCENT OR MORE OF THE INITIAL MORTGAGE POOL BALANCE WILL BE SECURED BY MORTGAGE
LIENS ON REAL PROPERTIES LOCATED IN THE STATE OF VIRGINIA, FLORIDA,
PENNSYLVANIA, ILLINOIS AND NORTH CAROLINA

     The mortgaged real properties located in each of the following states secure mortgage loans or allocated portions of mortgage loans that represent
5.0% or more of the initial mortgage pool balance:

                                            % OF INITIAL     % OF INITIAL       % OF INITIAL
                                NUMBER OF     MORTGAGE     LOAN GROUP NO. 1   LOAN GROUP NO. 2
            STATE              PROPERTIES   POOL BALANCE       BALANCE             BALANCE
----------------------------   ----------   ------------   ----------------   ----------------

California..................       53           19.5%            20.8%               7.6%
   Southern California(1)...       39           15.2%            16.3%               6.3%
   Northern California(1)...       14            4.2%             4.6%               1.3%
Virginia....................       21            8.8%             9.6%               1.4%
Florida.....................       57            8.2%             8.8%               3.5%
Pennsylvania................       18            6.5%             6.2%               8.6%
Illinois....................       54            5.4%             3.1%              25.8%
North Carolina                     21            5.3%             5.7%               2.3%

----------
(1)  Northern California includes areas with zip codes of 93309 and above, and
     Southern California includes areas with zip codes of 93003 and below.

     If the issuing entity holds a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state or jurisdiction, then the overall performance of the mortgage pool will be materially more dependent on economic and other conditions or events in that jurisdiction. See "Risk Factors--Geographic Concentration Within a Trust Exposes
Investors to Greater Risk of Default and Loss" in the accompanying base prospectus. The mortgaged real properties located in any given state or jurisdiction may be concentrated in one or more areas within that state. Annex
A-1 to this offering prospectus contains the address for each mortgaged real property.

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS AND
LOANS WITH ANTICIPATED REPAYMENT DATES

     Three hundred ten (310) of the mortgage loans that we intend to transfer to the issuing entity, representing 97.4% of the initial mortgage pool balance, of which 260 mortgage loans are in loan group no. 1, representing 97.1% of the initial loan group no. 1 balance, and 50 mortgage loans are in loan group no. 2, representing 100.0% of the initial loan group no. 2 balance, respectively, are balloon loans. In addition, eight (8) mortgage loans that we intend to transfer to the issuing entity, representing 2.6% of the initial mortgage pool balance and 2.9% of the initial loan group no. 1 balance, provide material incentives for the related borrower to repay the loan by an anticipated repayment date prior to maturity. Seventy (70) of those 310 balloon loans, representing 48.8%
of the initial mortgage pool balance, of which 63 mortgage loans are in loan group no. 1, representing 49.8% of the initial loan group no. 1 balance, and seven (7) mortgage loans are in loan group no. 2, representing 39.4% of the initial loan group no. 2 balance, respectively, provide for payments of interest-only through maturity; and 145 of those 310 balloon loans, representing
37.1% of the initial mortgage pool balance, of which 122 mortgage loans are in loan group no. 1, representing 35.9% of the initial loan group no. 1 balance, and 23 mortgage loans are in loan group no. 2, representing 47.3% of the initial loan group no. 2 balance, respectively, provides for payments of interest only for periods ending prior to maturity that range from the first payment to the first 72 payments following origination. Two (2) of the eight (8) mortgage loans with anticipated repayment dates that we intend to transfer to the issuing entity, representing 1.0% of the initial mortgage pool balance and 1.1% of the initial loan group no. 1 balance, provide for payments of interest only up to the related anticipated repayment date; and five (5) of the eight (8) mortgage loans with anticipated repayment dates, representing 1.4% of the initial mortgage pool balance, and 1.5% of the initial loan group no. 1 balance, provides for interest only payments for the first 24

                                       57

payments to the first 60 payments following origination (which ends prior to the related anticipated repayment date). The ability of a borrower to make the required balloon payment on a balloon loan, or payment of the entire principal balance of an interest-only balloon loan, at maturity, and the ability of a borrower to repay a mortgage loan, on or before any related anticipated repayment date, in each case depends upon the borrower's ability either to refinance the loan or to sell the mortgaged real property. Although a mortgage loan may provide the related borrower with incentives to repay the loan by an anticipated repayment date prior to maturity, the failure of that borrower to do so will not be a default under that loan. See "Description of the Mortgage
Pool--Terms and Conditions of the Underlying Mortgage Loans" in this offering prospectus and "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--There Is an Increased Risk of Default Associated with Balloon
Payments" in the accompanying base prospectus.

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS

     The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans in that pool can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly among all the mortgage loans. The
10 largest mortgage loans and/or groups of cross-collateralized mortgage loans that will be transferred to the issuing entity represent 29.0% of the initial mortgage pool balance, the 10 largest mortgage loans and/or groups of cross-collateralized mortgage loans to be included in loan group no. 1 represent
31.1% of the initial loan group no. 1 balance, and the 10 largest mortgage loans and/or groups of cross-collateralized mortgage loans to be included in loan group no. 2 represent 62.9% of the initial loan group no. 2 balance. See
"Description of the Mortgage Pool--General" and "--Cross-Collateralized Mortgage
Loans and Multiple Property Mortgage Loans" in, and Annex B to, this offering prospectus and "Risk Factors--Loan Concentration Within a Trust Exposes
Investors to Greater Risk of Default and Loss" in the accompanying base prospectus.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS AND LENDING ON A
LEASEHOLD INTEREST IN REAL PROPERTY IS RISKIER THAN LENDING ON THE FEE INTEREST
IN THAT PROPERTY

     Nine (9) mortgage loans, representing 2.6% of the initial mortgage pool balance and 2.9% of the loan group no. 1 balance, are secured by a mortgage lien on the related borrower's leasehold interest (but not by the underlying fee interest) in all or a material portion of the related mortgaged real property.
In addition, three (3) mortgage loans, representing 2.6% of the initial mortgage pool balance, and 2.9% of the initial loan group no. 1 balance, are each secured by a mortgage lien on the related borrower's leasehold interest on a portion of the mortgaged real property and the fee simple interest in the other portion of that property (or, in the case of one (1) of these three (3) mortgage loans, involving portfolios of multiple properties, on the related borrower's leasehold interest in some of the subject mortgaged real properties and the borrower's fee simple interest in the remaining subject mortgaged real properties).

     Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual ownership interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the issuing entity, generally will have the right to cure defaults under the related ground lease. In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan. Finally, there can be no assurance that any of the ground leases securing an underlying mortgage loan contain all of the provisions that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Ground Leases" in this offering prospectus and "Risk Factors--Lending on Ground Leases Creates Risks for Lenders
That Are Not Present When Lending on an Actual Ownership Interest in a Real
Property" and "Legal Aspects of Mortgage Loans--Foreclosure--Leasehold
Considerations" in the accompanying base prospectus.

                                       58

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

     Many of the mortgage loans are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure.
This may impair the ability of the related borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty. See "Description of the Mortgage Pool--Additional Loan and Property
Information--Zoning and Building Code Compliance" in this offering prospectus and "Risk Factors--Changes in Zoning Laws May Adversely Affect the Use or Value
of a Real Property" in the accompanying base prospectus.

SOME OF THE MORTGAGED REAL PROPERTIES MAY NOT COMPLY WITH ALL APPLICABLE ZONING
LAWS AND/OR LOCAL BUILDING CODES OR WITH THE AMERICANS WITH DISABILITIES ACT OF
1990

     Some of the mortgaged real properties securing mortgage loans that we intend to transfer to the issuing entity may not comply with all applicable zoning or land-use laws and ordinances, with all applicable local building codes or with the Americans with Disabilities Act of 1990. Compliance, if required, can be expensive. Failure to comply could result in penalties and/or restrictions on the use of the subject mortgaged real property, in whole or in part. There can be no assurance that any of the mortgage loans that we intend to transfer to the issuing entity do not have outstanding building code violations.
See "Description of the Mortgage Pool--Additional Loan and Property
Information--Zoning and Building Code Compliance" in this offering prospectus and "Risk Factors--Compliance with the Americans with Disabilities Act of 1990
May Be Expensive" and "Legal Aspects of Mortgage Loans--Americans with
Disabilities Act" in the accompanying base prospectus.

     Further, some of the mortgaged real properties securing mortgage loans that we intend to transfer to the issuing entity may comply currently with applicable zoning or land-use ordinances by virtue of certain contractual arrangements or agreements. However, if those contractual arrangements or agreements are breached or otherwise terminated or expire by their terms, then the related mortgaged real property or properties may no longer be in compliance.

SOME MORTGAGED PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE USES

     Some of the mortgaged properties may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason.
Converting commercial properties to alternate uses generally requires substantial capital expenditures. In addition, zoning restrictions, condominium documents for mortgage loans secured by condominium units, covenants or agreements to which the related mortgaged properties or the owners thereof are subject or other restrictions also may prevent alternative uses. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses.

     Some of the mortgaged properties have been designated as historic or landmark buildings or are located in areas designated as historic or landmark.
Such properties may have restrictions related to renovations, construction or other restrictions may not be permitted to be converted to alternative uses because of such restrictions.

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER, AFFILIATED
BORROWERS OR BORROWERS WITH RELATED PRINCIPALS OR ARE OCCUPIED, IN WHOLE OR IN
PART, BY THE SAME TENANT OR AFFILIATED TENANTS, WHICH PRESENTS A GREATER RISK TO
INVESTORS IN THE EVENT OF THE BANKRUPTCY OR INSOLVENCY OF ANY SUCH BORROWER OR
TENANT

     Forty-two (42) separate groups of mortgage loans that we intend to transfer to the issuing entity have borrowers that, in the case of each of those groups, are the same or under common control. The three (3) largest of these separate groups represent 3.9%, 3.0%, and 2.5%, respectively, of the initial mortgage pool balance. See

                                       59

"Description of the Mortgage Pool--Cross-Collateralized Mortgage Loans and
Multiple Property Mortgage Loans" and "--Mortgage Loans with Affiliated
Borrowers" in this offering prospectus.

     In addition, there are tenants who lease space at more than one mortgaged real property securing mortgage loans that we intend to transfer to the issuing entity. Furthermore, there may be tenants that are related to or affiliated with a borrower and, like other contracts with affiliates, leases with tenants who are affiliates of the landlord may not have been negotiated on an arm's-length basis and may contain terms more favorable to the affiliate tenant than might be available to tenants unrelated to the borrower. See Annex A-1 to this offering prospectus for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and/or industrial/warehouse purposes.

     The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties securing the underlying mortgage loans could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the subject mortgage loans. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value
of the Underlying Real Property, Which May Decline Over Time, and the Related
Borrower's Ability to Refinance the Property, of Which There Is No
Assurance--Tenant Bankruptcy Adversely Affects Property Performance,"
"--Borrower Concentration Within a Trust Exposes Investors to Greater Risk of
Default and Loss" and "--Borrower Bankruptcy Proceedings Can Delay and Impair
Recovery on a Mortgage Loan Underlying Your Offered Certificates" in the
accompanying base prospectus.

     Bally Total Fitness Corp., which is a tenant at multiple mortgaged real properties securing the underlying mortgage loans (for example, the property identified on Annex A-1 to this offering prospectus as Columbia Park), has publicly announced that, absent a financial restructuring, it does not expect to attain operating cash flow sufficient for its anticipated business needs, and as of July 6th, was in the process of soliciting consents to its prepackaged plan of reorganization.

SOME OF THE MORTGAGED REAL PROPERTIES ARE OR MAY BE ENCUMBERED BY ADDITIONAL
DEBT AND THE OWNERSHIP INTERESTS IN SOME BORROWERS HAVE BEEN OR MAY BE PLEDGED
TO SECURE DEBT WHICH, IN EITHER CASE, MAY REDUCE THE CASH FLOW AVAILABLE TO THE
SUBJECT MORTGAGED REAL PROPERTY

     As discussed under "Description of the Mortgage Pool--The Loan
Combinations" in this offering prospectus, six (6) underlying mortgage loans, representing 18.7% of the initial mortgage pool balance, of which five (5)
mortgage loans are in loan group no. 1, representing 20.7% of the initial loan group no. 1 balance, and one (1) mortgage loan is in loan group no. 2, representing 1.3% of the initial loan group no. 2 balance, are each part of a loan combination that also includes one or more other mortgage loans that will not be transferred to the issuing entity, but which are obligations of the same borrower(s) as, secured by the same mortgage instrument(s) encumbering the same mortgaged real property or group of mortgaged real properties as, and cross-defaulted with, the subject underlying mortgage loan.

     In the case of one (1) mortgage loan, secured by mortgaged real property identified on Annex A-1 to this offering prospectus as Hilton Garden Inn-Detroit and representing 0.4% of the initial mortgage pool balance and 0.5% of the initial loan group no. 1 balance, the related mortgaged real property has been additionally encumbered by the lien of a mortgage that secures a subordinate mortgage loan.

     In the case of five (5) mortgage loans, secured by mortgaged real properties identified on Annex A-1 to this offering prospectus as Wachovia
Capitol Center, IonBond Inc., Stonefield Villa Apartments, 1515 Garnet Mine Road
and Pavillion Center, respectively, and representing 3.1% of the initial mortgage pool balance, of which four (4) mortgage loans are in loan group no. 1, representing 3.3% of the initial loan group no. 1 balance, and one (1) mortgage loan is in loan group no. 2, representing 1.4% of the initial loan group no. 2 balance, respectively, the related borrower or a permitted transferee under the loan documents has a right to obtain

                                       60

subordinate financing which is secured by a junior mortgage on the related mortgaged real property generally subject to certain debt service coverage ratio and loan-to-value ratio requirements.

     The existence of additional secured indebtedness may adversely affect the borrower's financial viability and/or the issuing entity's security interest in the mortgaged real property. Any or all of the following may result from the existence of additional secured indebtedness on a mortgaged real property:

     1.   refinancing the related underlying mortgage loan at maturity for the purpose of making any balloon payments may be more difficult;

     2.   reduced cash flow could result in deferred maintenance at the particular real property;

     3.   if the holder of the additional secured debt files for bankruptcy or is placed in involuntary receivership, foreclosing on the particular real property could be delayed; and

     4.   if the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be extinguished, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan held by the issuing entity.

See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this offering prospectus for more information regarding these underlying mortgage loans.

     In addition, with respect to each of eight (8) mortgage loans that we intend to transfer to the issuing entity (loan numbers 13, 16, 18, 28, 63, 68,
90 and 152), which mortgage loans collectively represent 5.4% of the initial mortgage pool balance, of which seven (7) mortgage loans are in loan group no.
1, representing 5.9% of the initial loan group no. 1 balance, and one (1)
mortgage loan is in loan group no. 2, representing 1.6% of the initial loan group no. 2 balance, respectively, the direct or indirect equity interests in the related borrower have been pledged to secure a related mezzanine loan, in each case as indicated under "Description of the Mortgage Pool--Additional Loan and Property Information--Additional and Other Financing" in this offering prospectus.

     Further, with respect to each of 36 mortgage loans that we intend to transfer to the issuing entity, which mortgage loans collectively represent
31.9% of the initial mortgage pool balance, of which 34 mortgage loans are in loan group no. 1, representing 32.1% of the initial loan group no. 1 balance, and two (2) mortgage loans are in loan group no. 2, representing 30.7% of the initial loan group no. 2 balance, the equity holders of the borrower have a right to obtain mezzanine financing, secured by a pledge of the direct or indirect ownership interests in the borrower, provided that the requirements set forth in the related loan documents are satisfied, as indicated under
"Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this offering prospectus.

     It is also possible that, in the case of some of the other mortgage loans that we intend to transfer to the issuing entity, one or more of the principals of the related borrower may have incurred without our knowledge, or may in the future incur, mezzanine debt.

     Mezzanine debt is secured by the principal's direct or indirect ownership interest in the related borrower. While a mezzanine debt lender has no security interest in or rights to the related mortgaged real property, a default under the subject mezzanine loan could cause a change in control of the related borrower. Mezzanine financing reduces the subject principal's indirect equity in the subject mortgaged real property, and therefore may reduce its incentive to support such mortgaged real property.

     Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not generally prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers.

                                       61

     See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this offering prospectus and
"Risk Factors--Additional Secured Debt Increases the Likelihood that a Borrower
Will Default on a Mortgage Loan Underlying Your Offered Certificates; Co-Lender,
Intercreditor and Similar Agreements May Limit a Mortgage Lender's Rights" in
the accompanying base prospectus.

BORROWER SPONSORSHIP MAY AFFECT PERFORMANCE

     The abilities, capacities and characteristics of the direct and indirect principals controlling the related borrowers for each of the underlying mortgage loans may have an impact on performance of the related mortgaged real properties and on payment and performance under each of the related mortgage loans. Certain of the mortgage loans that we intend to include in the trust may have direct or indirect principals of the related borrowers that were, or for which affiliates were, parties to foreclosure proceedings, deed-in-lieu of foreclosure transactions, criminal proceedings or convictions or other material proceedings.

CONFLICTING RIGHTS OF TENANTS MAY ADVERSELY AFFECT A MORTGAGED REAL PROPERTY

     With respect to some of the mortgaged real properties operated for office, retail or other commercial use, different tenants may have rights of first offer, rights of first refusal or expansion rights with respect to the same space in the related improvements. There is a risk that a tenant who loses any such right in the event of a simultaneous exercise of another tenant's right for the same space may have remedies under its lease due to such tenant's inability to exercise such right. In addition, a mortgaged real property may be subject to several leases, each of which may benefit from a currently operative exclusive use right. Several other leases of space at the related mortgaged real property contain exclusive use provisions which may become operative upon the granting of a currently operative exclusive use right to another tenant, and such exclusive use provisions may allow tenants benefiting therefrom to terminate their lease or take other remedial action in the event that another tenant's operation violates such tenant's exclusive use provision. Furthermore, certain leases of space at a related mortgaged real property contain co-tenancy provisions (which may permit a tenant to terminate its lease and/or to pay reduced rent) which could be triggered if certain tenants exercised their right to terminate their lease for breach of the exclusive use provisions. There are likely other underlying mortgage loans as to which tenants at the subject mortgaged real property have the foregoing rights.

CERTAIN BORROWER COVENANTS MAY AFFECT THAT BORROWER'S AVAILABLE CASH FLOW

     Borrower covenants with respect to payments for landlord improvements, tenant improvements and leasing commissions, required repairs, taxes and other matters may adversely affect a borrower's available cash flow and the failure to satisfy those obligations may result in a default under the subject lease.

SOME BORROWERS UNDER THE UNDERLYING MORTGAGE LOANS WILL NOT BE SPECIAL PURPOSE
ENTITIES

     The business activities of the borrowers under the underlying mortgage loans with cut-off date principal balances below $5,000,000 are in many cases not limited to owning their respective mortgaged real properties. In addition, the business activities of borrowers under underlying mortgage loans with cut-off date principal balances above $5,000,000 may, in some cases, not be limited to owning their respective mortgaged real properties.

     In general, as a result of a borrower not being a special purpose entity or not being limited to owning the related mortgaged real property, the borrower may be engaged in activities unrelated to the subject mortgaged real property and may incur indebtedness or suffer liabilities with respect to those activities. Borrowers that are not special purpose entities and thus are not structured to limit the possibility of becoming insolvent or bankrupt, may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding. In addition, certain borrowers, although currently special purpose entities, may not have met the criteria of a special purpose entity in the past or may have engaged in activities unrelated to the subject mortgaged real property in the

                                       62

past. This could negatively impact the borrower's financial conditions and thus its ability to pay amounts due and owing under the subject underlying mortgage loan.

     In addition, if an underlying mortgage loan is secured by a mortgage on both the related borrower's leasehold interest in the related mortgaged real property and the underlying fee interest in such property (in which case we reflect that the mortgage loan is secured by a mortgage on the related fee interest), the related borrower may be a special purpose entity, but the owner and pledgor of the related fee interest may not be a special purpose entity.

     See "Risk Factors--The Borrower's Form of Entity May Cause Special Risks
and/or Hinder Recovery" in the accompanying base prospectus.

TENANCIES IN COMMON MAY HINDER RECOVERY

     Certain of the mortgage loans that we intend to transfer to the issuing entity have borrowers that own the related mortgaged real properties as tenants-in-common. Under certain circumstances, a tenant-in-common can be forced to sell its property, including by a bankruptcy trustee, by one or more tenants-in-common seeking to partition the property and/or by a governmental lienholder in the event of unpaid taxes. Such a forced sale or action for partition of a mortgaged real property may occur during a market downturn and could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers and/or a substantial decrease in the amount recoverable upon the related mortgage loan. Additionally, mortgaged real properties owned by tenant-in-common borrowers may be characterized by inefficient property management, inability to raise capital, possible serial bankruptcy filings and the need to deal with multiple borrowers in the event of a default on the loan. Forty (40) mortgage loans that we intend to transfer to the issuing entity (loan numbers 5, 22, 41, 42, 48, 50, 57, 59,
63, 65, 71, 76, 77, 80, 86, 88, 94, 95, 97, 106, 109, 115, 123, 129, 149, 150,
158, 172, 178, 185, 203, 206, 212, 217, 219, 222, 237, 263, 282 and 285),
representing 12.0% of the initial mortgage pool balance, of which 36 mortgage loans are in loan group no. 1, representing 12.6% of the initial loan group no.
1 balance, and four (4) mortgage loans are in loan group no. 2, representing
6.7% of the initial loan group no. 2 balance, are owned by tenant-in-common borrowers. In addition, one (1) of the underlying mortgage loans (loan number
112), representing 0.2% of the initial mortgage pool balance and 0.2% of the initial loan group no. 1 balance) permits the related borrower to convert into a tenant-in-common structure in the future. Not all tenant-in-common borrowers for these mortgage loans are special purpose entities and some of those tenants-in-common are individuals. See "Risk Factors--The Borrower's Form of
Entity May Cause Special Risks and/or Hinder Recovery" in the accompanying base prospectus.

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

     In general, if you purchase any offered certificates that have a relatively longer weighted average life, or if you purchase class X certificates, then you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons that own offered certificates with relatively shorter weighted average lives. See "Risk
Factors--Changes in Pool Composition Will Change the Nature of Your Investment"
in the accompanying base prospectus.

RISKS RELATED TO REDEVELOPMENT AND RENOVATION AT THE MORTGAGED PROPERTIES

     Certain of the mortgaged properties are properties which are currently undergoing or are expected to undergo in the future redevelopment or renovation.
For example, in the case of the Ala Moana Portfolio underlying mortgage loan, which represents 2.1% of the initial mortgage pool balance and 2.3% of the initial loan group no. 1 balance, the expansion space intended to be occupied by
Nordstrom is currently under construction. For example, with respect to the Hyde
Park Apartment Portfolio, which represents 2.6% of the initial mortgage pool balance and 25.2% of the initial loan group no. 2 balance, the mortgaged real properties are currently undergoing renovations. All apartment units comprising the Hyde Park Apartment Portfolio are expected to be

                                       63

renovated by 2011, one-third each year. As the units undergo renovations, they will be unoccupied and no income will be collected from such units during renovations. No assurance can be given that the entire renovation process will be successfully completed or completed on time.

     See "Risk Factors--Redevelopment and Renovation of the Mortgaged Properties
May Have Uncertain and Adverse Results" in the accompanying base prospectus.

DECISIONS MADE BY THE TRUSTEE, THE MASTER SERVICERS OR THE SPECIAL SERVICER MAY
NEGATIVELY AFFECT YOUR INTERESTS

     You and other holders of the offered certificates generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the issuing entity. Those decisions are generally made, subject to the express terms of the series 2007-C6 pooling and servicing agreement, by the master servicers, the trustee or the special servicer, as applicable. Any decision made by one of those parties in respect of the issuing party and/or its assets, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other holders of the offered certificates would have made and may negatively affect your interests.

OBLIGATED PARTIES MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR SUBSTITUTION
OF A DEFECTIVE MORTGAGE LOAN

     LaSalle Bank National Association, Citigroup Global Markets Realty Corp.,
PNC Bank, National Association and Capmark Finance Inc. will each be required to deliver or cause the delivery of various loan documents and make various representations and warranties in connection with its sale of mortgage loans to us, as generally described in "Description of the Mortgage Pool--Assignment of
the Mortgage Loans; Repurchases and Substitutions" and "--Representations and
Warranties; Repurchases and Substitutions," respectively. A breach by a sponsor with respect to its document delivery obligations or its representations and warranties that materially and adversely affects the value of any underlying mortgage loan or the interests of the series 2007-C6 certificateholders therein, may result in an obligation on the part of that entity to repurchase or replace that underlying mortgage loan that is the subject of such breach. Neither we nor any of our affiliates (except for Citigroup Global Markets Realty Corp. in its capacity as a mortgage loan seller, but only with respect to underlying mortgage loans transferred by it to us) are obligated to repurchase or replace any underlying mortgage loan in connection with either a material breach of any sponsor's representations and warranties or any material document defects, if such sponsor defaults on its obligation to do so. We cannot assure you that any sponsor will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a "qualified mortgage" for a REMIC may cause the issuing entity to fail to qualify as one or more REMICs or cause the issuing entity to incur a tax. See
"Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases
and Substitutions" and "--Representations and Warranties; Repurchases and
Substitutions" in this offering prospectus and "Description of the Governing
Documents--Representations and Warranties with Respect to Mortgage Assets" in the accompanying base prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN REUNDERWRITTEN BY US

     We have not reunderwritten the underlying mortgage loans. Instead, we have relied on the representations and warranties made by the sponsors, and the sponsors' respective obligations to repurchase, cure or substitute an underlying mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the subject underlying mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for reunderwriting the underlying mortgage loans. If we had reunderwritten the underlying mortgage loans, it is possible that the reunderwriting process may have revealed problems with one or more of the underlying mortgage loans not covered by representations or warranties given by the mortgage loan sellers.

                                       64

MORTGAGE LOANS SECURED BY MORTGAGED REAL PROPERTIES SUBJECT TO ASSISTANCE AND
AFFORDABLE HOUSING PROGRAMS ARE SUBJECT TO THE RISK THAT THOSE PROGRAMS MAY
TERMINATE OR BE ALTERED

     Certain of the underlying mortgage loans may be secured by mortgaged real properties that are eligible for and have received low income housing tax credits pursuant to Section 42 of the Internal Revenue Code of 1986 in respect of various units within the related mortgaged real property or have a material concentration of tenants that rely on rent subsidies under various government funded programs, including the Section 8 Tenant Based Assistance Rental
Certificate Program of the United States Department of Housing and Urban
Development. With respect to certain of the underlying mortgage loans, the related borrowers may receive subsidies or other assistance from government programs. Generally, in the case of mortgaged real properties that are subject to assistance programs of the kind described above, the subject mortgaged real property must satisfy certain requirements, the borrower must observe certain leasing practices and/or the tenant(s) must regularly meet certain income requirements. No assurance can be given that any government or other assistance programs will be continued in their present form during the terms of the related mortgage loans, that the borrower will continue to comply with the requirements of the programs to enable the borrower to receive the subsidies or assistance in the future, or that the owners of a borrower will continue to receive tax credits or that the level of assistance provided will be sufficient to generate enough revenues for the related borrower to meet its obligations under the related mortgage loans even though the related mortgage loan seller may have underwritten the related mortgage loan on the assumption that any applicable assistance program would remain in place. Loss of any applicable assistance could have an adverse effect on the ability of a borrower whose property is subject to an assistance program to make debt service payments. Additionally, the restrictions described above relating to the use of the related mortgaged real property could reduce the market value of that property.

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

     The issuing entity could become liable for a material adverse environmental condition at one or more of the mortgaged real properties securing the mortgage loans in the series 2007-C6 securitization transaction. Any potential environmental liability could reduce or delay payments on the offered certificates.

     A third-party environmental consultant conducted a Phase I environmental study for all of the mortgaged real properties securing the mortgage loans that we intend to transfer to the issuing entity. The resulting environmental reports were prepared:

     o    in the case of 495 mortgaged real properties, securing 98.2% of the initial mortgage pool balance (of which 395 mortgaged real properties secure mortgage loans in loan group no. 1, representing 98.5% of the initial loan group no. 1 balance, and 100 mortgaged real properties secure mortgage loans in loan group no. 2, representing 95.4% of the initial loan group no. 2 balance), during the 12-month period preceding the cut-off date, and

     o    in the case of seven (7) mortgaged real properties, securing 1.8% of the initial mortgage pool balance (of which six (6) mortgaged real properties secure mortgage loans in loan group no. 1, representing
          1.5% of the initial loan group no. 1 balance, and one (1) mortgaged real property secures a mortgage loans in loan group no. 2, representing 4.6% of the initial loan group no. 2 balance), prior to the 12-month period preceding the cut-off date.

     The environmental assessment conducted at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint, mold and lead in drinking water was conducted in most instances only at multifamily rental properties and only when the originator of the related mortgage loan or the environmental consultant involved believed that such an analysis was warranted under the circumstances.

                                       65

     The above-described environmental assessments may have identified various adverse or potentially adverse environmental conditions at the respective mortgaged real properties. If the particular condition is significant, it could result in a claim for damages by any party injured by that condition.

     For a further discussion regarding the above-referenced environmental assessments and the responses to the findings of those reports, as well as a discussion of certain environmental matters with respect to certain of the mortgaged real properties, see "Description of the Mortgage Pool--Additional
Loan and Property Information--Environmental Reports" in this offering prospectus.

     The information provided by us in this offering prospectus regarding environmental conditions at the respective mortgaged real properties is based on the results of the environmental assessments referred to in this "--Lending on
Income-Producing Real Properties Entails Environmental Risks" subsection and has not been independently verified by us, the underwriters or any of our or their respective affiliates.

     There can be no assurance that the environmental assessments referred to above identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties securing the underlying mortgage loans.

     See "Risk Factors--Environmental Liabilities Will Adversely Affect the
Value and Operation of the Contaminated Property and May Deter a Lender from
Foreclosing" and "Legal Aspects of Mortgage Loans--Environmental Considerations"
in the accompanying base prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

     Professional engineers or architects inspected all but one (1) of the mortgaged real properties for the underlying mortgage loans. Four hundred ninety-two (492) of the mortgaged real properties, securing 97.7% of the initial mortgage pool balance, of which 392 mortgaged real properties secure mortgage loans in loan group no. 1, representing 98.0% of the initial loan group no. 1 balance, and 100 mortgaged real properties secure mortgage loans in loan group
no. 2, representing 95.4% of the initial loan group no. 2 balance, were inspected during the 12-month period preceding the cut-off date, and nine (9) of the mortgaged real properties, securing 2.2% of the initial mortgage pool balance, of which eight (8) mortgaged real properties secure mortgage loans in loan group no. 1, representing 1.9% of the initial loan group no. 1 balance, and one (1) mortgaged real property secures a mortgage loan in loan group no. 2, representing 4.6% of the initial loan group no. 2 balance, were inspected prior to the 12-month period preceding the cut-off date. One (1) mortgaged real property, securing 0.1% of the initial mortgage pool balance and 0.1% of the initial loan group no. 1 balance, is secured by land and therefore required no property condition assessment. The scope of those inspections included an assessment of:

     o    the general condition of the exterior walls, roofing, interior construction, mechanical and electrical systems; and

     o    the general condition of the site, buildings and other improvements located at each mortgaged real property.

     There can be no assurance that the above-referenced inspections identified all risks related to property condition at the mortgaged real properties securing the underlying mortgage loans or that adverse property conditions, including deferred maintenance and waste, have not developed at any of the mortgaged real properties since that inspection.

     In some cases, the inspections identified, at origination of the related mortgage loan, conditions requiring escrows to be established for repairs or replacements or other work to be performed at the related mortgaged real property, in each case estimated to cost in excess of $100,000. In those cases, the originator generally required the related borrower or a sponsor of the borrower to fund reserves, or deliver letters of credit, guaranties or other

                                       66

instruments, to cover or partially cover these costs. There can be no assurance that, in any such case, the reserves established by the related borrower to cover the costs of required repairs, replacements or installations will be sufficient for their intended purpose or that the related borrowers will complete such repairs, replacements or installations which, in some cases, are necessary to maintain compliance with state or municipal regulations.

APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT ACCURATELY REFLECT THE
RESPECTIVE VALUES OF THOSE MORTGAGED REAL PROPERTIES

     Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. Different appraisers may reach different conclusions regarding the value of a mortgaged real property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale. We cannot assure you that the information set forth in this offering prospectus regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties securing the underlying mortgage loans.

     As indicated under "--The Underwritten Net Cash Flow Debt Service Coverage
Ratios and/or Loan-to-Value Ratios for Certain of the Underlying Mortgage Loans
Have Been Adjusted in Consideration of Certain Financial Performance Assumptions
or a Cash Holdback or a Guaranty or Based on a Stabilized Appraised Value" below and under "Description of the Mortgage Pool--Additional Loan and Property
Information--Appraisals and Market Studies," in some cases, an appraisal contained an "as is" value, with an "as of" date consistent with the date that the appraisal was prepared, and a "stabilized" value, with a specified future
"as of" date. There can be no assurance that the relied-upon assumptions related to a "stabilized" value are valid or will occur.

TERRORISM INSURANCE COVERAGE ON THE MORTGAGED PROPERTIES MAY BE EXPENSIVE AND/OR
DIFFICULT TO OBTAIN

     After the terrorist attacks of September 11, 2001, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In response to this situation, Congress enacted the Terrorism Risk
Insurance Act of 2002, which was amended and extended by the Terrorism Risk
Insurance Extension Act of 2005, signed into law by President Bush on December
22, 2005. The Terrorism Risk Insurance Extension Act of 2005 requires that qualifying insurers offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses. The federal government currently covers 85% of the losses from covered certified acts of terrorism on commercial risks in the
United States only, in excess of a specified deductible amount calculated as a percentage of an affiliated insurance group's prior year premiums on commercial lines policies covering risks in the United States. This specified deductible amount is 20% of such premiums for losses occurring in 2007. Further, to trigger coverage under the Terrorism Risk Insurance Extension Act of 2005, the aggregate industry property and casualty insurance losses resulting from an act of terrorism must exceed $100 million for acts of terrorism occurring in 2007. The
Terrorism Risk Insurance Extension Act of 2005 now excludes coverage for commercial auto, burglary and theft, surety, professional liability and farm owners' multiperil. The Terrorism Risk Insurance Extension Act of 2005 will expire on December 31, 2007.

     The Terrorism Risk Insurance Extension Act of 2005 applies only to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism"
by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude from coverage under their policies losses resulting from terrorist acts not covered by the Terrorism Risk
Insurance Extension Act of 2005. Moreover, the deductible and co-payment provisions under the Terrorism Risk Insurance Extension Act of 2005 still leave insurers with high potential exposure for terrorism-related claims. Because

                                       67

nothing in the act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high.

     With respect to each of the mortgaged real properties securing the mortgage loan that we intend to transfer to the issuing entity, the related borrower is required under the related mortgage loan documents to maintain comprehensive fire and extended perils casualty insurance, which may be provided under a blanket insurance policy. Generally, but not in all cases, the mortgage loans specifically require terrorism insurance, but in the case of some mortgage loans, such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold.

     Set forth below are examples of limitations on borrowers' obligations to maintain insurance against acts of terrorism with respect to certain underlying mortgage loans:

     o    In the case of the underlying mortgage loan that is secured by the portfolio of mortgaged real properties identified on Annex A-1 of this offering prospectus as DDR Southeast Pool, which mortgage loan represents 9.3% of the initial mortgage pool balance and 10.4% of the initial loan group no. 1 balance, the borrower is only required to obtain terrorism insurance (a) so long as the Terrorism Risk Insurance
          Extension Act is in effect, up to the amount of $375,000 for the year of 2007, and thereafter, increasing by the consumer price index each year during the term of the mortgage loan on a compounded basis, and
          (b) in the event that the Terrorism Risk Insurance Extension Act is no longer in effect, terrorism insurance is required so long as terrorism insurance coverage is commercially available in an amount not to exceed 150% of the portion of the annual insurance premium allocated to terrorism coverage in such prior year's "special causes of loss"
          policy (as calculated annually) up to the premium cap referred to in the immediately preceding clause (a).

     o    In the case of the underlying mortgage loan that is secured by the portfolio of mortgaged real properties identified on Annex A-1 to this prospectus supplement as CGM AmeriCold Portfolio, which mortgage loan represents 3.0% of the initial mortgage pool balance and 3.4% of the initial loan group no. 1 balance, terrorism insurance is only required up to such amount that can be purchased for premium not in excess of
          $250,000.

     o    In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as
          Greensboro Corporate Center, which mortgage loan represents 3.0% of the initial mortgage pool balance and 2.7% of the initial loan group
          no. 1 balance, the borrower is not required to pay insurance premiums solely with respect to terrorism coverage in excess of $225,000, provided that, if such premiums exceed $225,000, the mortgage lender, at its option, may obtain the terrorism coverage with the borrower paying up to $225,000 of the premium and the mortgage lender paying any excess above such amount.

     o    In the case of the underlying mortgage loan that is secured by the portfolio of mortgaged real properties identified on Annex A-1 of this offering prospectus as Hyde Park Apartment Portfolio, which mortgage loan represents 2.6% of the initial mortgage pool balance and 25.2% of the initial loan group no. 2 balance, the related borrower is not required to pay any terrorism insurance premium in excess of an amount equal to the lesser of: (a) at origination, 25% of the insurance premiums payable solely with respect to the all-risk insurance carried by the borrower for the mortgaged real properties for the next succeeding 12-month period, and (b) after the first anniversary of the origination date of the mortgage loan, 135% of the aggregate insurance premiums payable with respect to the terrorism insurance carried by the borrower in accordance with the loan documents (either as stand alone coverage or allocated under an all-risk policy) for

                                       68

          the immediately prior 12-month period; provided, however, that if the insurance premiums payable with respect to such terrorism coverage exceed the amounts required under clauses (a) or (b) above, as applicable, the lender may, at its option (but is not in any event be obligated to) (i) purchase such terrorism insurance coverage, with the borrower paying the portion of such premium up the amounts required under clauses (a) or (b) above, as applicable, and lender paying any excess thereof; or (ii) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to the required terrorism coverage to the amount required under clauses (a) or (b) above, as applicable.

     o    In the case of the underlying mortgage loan that is secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as the Ala Moana Portfolio, which mortgage loan represents 2.1% of the initial mortgage pool balance and 2.3% of the initial loan group no. 1 balance, the borrower is only required to obtain terrorism insurance provided it is commercially available and can be obtained at a commercially reasonable cost.

     o    In the case of the underlying mortgage loan that is secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as the Moreno Valley Mall, which mortgage loan represents 1.8% of the initial mortgage pool balance and 2.1% of the initial loan group no. 1 balance, the borrower is only required to obtain terrorism insurance provided it is commercially available and can be obtained at a commercially reasonable cost.

     o    In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as
          Courtyard by Marriot - Pasadena, which mortgage loan represents 1.6%
          of the initial mortgage pool balance and 1.8% initial loan group no. 1 balance, the borrower is only required to obtain terrorism insurance in such amount that may be purchased for premium not in excess of
          $150,000.

     o    In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as
          Columbia Park, which mortgage loan represents 1.5% of the initial mortgage pool balance and 1.7% initial loan group no. 1 balance, the borrower is only required to obtain terrorism insurance in such amount that may be purchased for premium not in excess of 100% of the borrower's annual cost for the prior year of general all-risk insurance allocated to the mortgaged property, with a maximum deductible of $50,000.

     With respect to those mortgage loans included in the series 2007-C6 securitization transaction that do not specifically require coverage for acts of terrorism, the related mortgage loan documents may permit the lender to require such insurance as is reasonable. However, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost.

     In the case of some of the mortgaged real properties securing mortgage loans that we intend to transfer to the issuing entity, the insurance covering any of such mortgaged real properties for acts of terrorism may be provided through a blanket policy that also covers properties unrelated to the series
2007-C6 securitization transaction. Acts of terrorism at those other properties could exhaust coverage under the blanket policy. No representation is made as to the adequacy of any such insurance coverage provided under a blanket policy, in light of the fact that multiple properties are covered by that policy.

     In the case of certain mortgage loans that we intend to transfer to the issuing entity, the requirement that terrorism insurance be obtained was waived.
In the case of certain other mortgage loans that we intend to transfer to the issuing entity, the borrower was not required to maintain terrorism insurance for the related mortgaged real property.

                                       69

     If a borrower is required to maintain insurance for terrorist or similar acts that was not previously maintained, the borrower may incur higher costs for insurance premiums in obtaining such coverage which would have an adverse effect on the net cash flow of the related mortgaged real property. Further, if the federal insurance back-stop program referred to above is not extended or renewed, premiums for terrorism insurance coverage will likely increase and/or the terms of such insurance may be materially amended to enlarge stated
exclusions or to otherwise effectively decrease the scope of coverage available.
In addition, in the event that any mortgaged real property securing an underlying mortgage loan sustains damage as a result of an uninsured terrorist or similar act, such damaged mortgaged real property may not generate adequate cash flow to pay, and/or provide adequate collateral to satisfy, all amounts owing under such mortgage loan, which could result in a default on that mortgage loan and, potentially, losses on some classes of the series 2007-C6 certificates.

THE ABSENCE OR INADEQUACY OF INSURANCE COVERAGE ON THE MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENTS ON THE OFFERED CERTIFICATES

     The borrowers under the mortgage loans that we intend to transfer to the issuing entity are, with limited exception, required to maintain the insurance coverage described under "Description of the Mortgage Pool--Additional Loan and
Property Information--Hazard, Liability and Other Insurance" in this offering prospectus. Some types of losses, however, may be either uninsurable or not economically insurable, such as losses due to riots or acts of war or terrorism or earthquakes. Furthermore, there is a possibility of casualty losses on a mortgaged real property for which insurance proceeds may not be adequate.
Consequently, there can be no assurance that each casualty loss incurred with respect to a mortgaged real property securing one of the underlying mortgage loans will be fully covered by insurance.

     Eighty-four (84) mortgaged real properties, securing 26.3% of the initial mortgage pool balance, are located in seismic zones 3 and 4, which are areas that are considered to have a high earthquake risk. Seventy-nine (79) of those
84 mortgaged real properties secure mortgage loans in loan group no. 1, representing 27.9% of the initial loan group no. 1 balance, and five (5) of those 84 mortgaged real properties secure mortgage loans in loan group no. 2, representing 12.4% of the initial loan group no. 2 balance. However, earthquake insurance is not necessarily required to be maintained by a borrower, even in the case of mortgaged real properties located in areas that are considered to have a high earthquake risk. Earthquake insurance is generally required only if the seismic report has concluded that probable maximum loss for the subject property is greater than 20% of the replacement cost of the improvements on the property and no retrofitting will be done to reduce that percentage below 20%.

     In addition, the southern and eastern coasts of the continental United
States have historically been at greater risk, than other areas, of experiencing losses due to windstorms, such as tropical storms or hurricanes. For purposes of this offering prospectus, we consider all areas within 20 miles of the coast from the southern tip of Texas to the northern border of North Carolina to have such a high windstorm risk. Sixty-seven (67) mortgaged real properties, securing
9.3% of the initial mortgage pool balance, are located in high windstorm risk areas. Sixty-one (61) of those 67 mortgaged real properties secure mortgage loans in loan group no. 1, representing 9.6% of the initial loan group no. 1 balance, and six (6) of those 67 mortgaged real properties secure mortgage loans in loan group no. 2, representing 6.2% of the initial loan group no. 2 balance.

     Set forth below are examples of limitations on borrowers' obligations to maintain insurance against windstorms with respect to certain underlying mortgage loans:

     o    In the case of the underlying mortgage loan secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as DDR Southeast Pool, representing 9.3% of the initial mortgage pool balance and 10.4% of the initial loan group no. 1 balance, if the special causes of loss policy required under the mortgage loan documents excludes coverage for wind damage, the borrower must maintain separate coverage for such risk. In addition, if any mortgaged real property is located in the State of Florida, or within 25 miles of the ocean coast of the states of Texas, Louisiana,
          Mississippi, Alabama, Georgia, North Carolina, Hawaii or South

                                       70

          Carolina, windstorm insurance must be maintained in an amount equal to
          $100,000,000 per occurrence with a maximum deductible of 5% of insured values or such deductibles commercially available. If commercially available, a minimum of 12 months general business income coverage specifically relating to wind damage is required with an extended period of indemnity endorsement for an additional 6 months.

     o    In the case of the underlying mortgage loan identified on Annex A-1 to this offering prospectus as the Ala Moana Portfolio, representing 2.1%
          of the initial mortgage pool balance and 2.3% of the initial loan group no. 1 balance, the borrower is allowed to have a sub-limit for windstorm coverage equal to not less than the product of (A) the probable maximum loss (as set forth in a windstorm probable maximum loss report), and (B) the replacement costs of the improvements.

     The standard fire and extended perils casualty insurance policies that borrowers under the mortgage loans are required to maintain typically do not cover flood or mold damage. Although certain mortgage loans may require borrowers to maintain additional flood insurance, there can be no assurance that such additional insurance will be sufficient to cover damage to a mortgaged real property in a heavily flooded area, such as was experienced in New Orleans,
Louisiana in 2005 as a result of Hurricane Katrina.

THERE MAY BE RESTRICTIONS ON THE ABILITY OF A BORROWER, A LENDER OR ANY
TRANSFEREE THEREOF TO TERMINATE OR RENEGOTIATE PROPERTY MANAGEMENT AGREEMENTS
THAT ARE IN EXISTENCE WITH RESPECT TO SOME OF THE MORTGAGED REAL PROPERTIES

     In the case of some of the mortgage loans that we intend to transfer to the issuing entity, the property manager and/or the property management agreement in existence with respect to the related mortgaged real property cannot be terminated by the borrower or the lender, other than under the very limited circumstances set forth in that management agreement, and the terms of the property management agreement are not subject to negotiation. The terms of those property management agreements may provide for the granting of broad powers and discretion to the property manager with respect to the management and operation of the subject property including the right to set pricing or rates, hire and fire employees and manage revenues, operating accounts and reserves. In addition, the fees payable to a property manager pursuant to any property management agreement related to an underlying mortgage loan may be in excess of property management fees paid with respect to similar real properties for similar management responsibilities and may consist of a base fee plus an incentive fee (after expenses and a specified return to the property owner).
Further, those property management agreements (including with respect to the identity of the property manager) may be binding on transferees of the mortgaged real property, including a lender as transferee that succeeds to the rights of the borrower through foreclosure or acceptance of a deed in lieu of foreclosure, and any transferee of such lender. In addition, certain property management agreements contain provisions restricting the owner of the related mortgaged real property from mortgaging, or refinancing mortgage debt on, its interest in such property and/or from selling the subject mortgaged real property to specified entities that might provide business competition to or taint the reputation of the subject business enterprise or the property manager and/or its affiliates, and may require any transferees of the subject mortgaged real property to execute a recognition or nondisturbance agreement binding such entity to the foregoing terms. These restrictions may restrict the liquidity of the related mortgaged real property.

THE MORTGAGED REAL PROPERTIES THAT SECURE SOME MORTGAGE LOANS IN THE SERIES
2007-C6 SECURITIZATION TRANSACTION ALSO SECURE ONE OR MORE RELATED MORTGAGE
LOANS THAT WILL NOT BE TRANSFERRED TO THE ISSUING ENTITY; THE INTERESTS OF THE
HOLDERS OF THOSE RELATED MORTGAGE LOANS MAY CONFLICT WITH YOUR INTERESTS

     Six (6) mortgage loans that we intend to transfer to the issuing entity, which mortgage loans (a) are described under "Description of the Mortgage
Pool--The Loan Combinations" in and/or on Annex B to this offering prospectus and (b) collectively represent 18.7% of the initial mortgage pool balance (with five (5) of those mortgage loans in loan group no. 1, representing 20.7% of the loan group no. 1 balance and one (1) of those

                                       71

mortgage loans in loan group no. 2, representing 1.3% of the initial loan group
no. 2 balance), are each part of a loan combination that includes one or more additional mortgage loans (not included among the assets of the issuing entity)
that are secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties, as applicable, as is the subject underlying mortgage loan. Pursuant to one or more co-lender or similar agreements, a holder of a particular non-trust mortgage loan in a subject loan combination, or a group of holders of non-trust mortgage loans in a subject loan combination (acting together), may be granted various rights and powers that affect the underlying mortgage loan in that loan combination, including (a) cure rights with respect to the underlying mortgage loan in that loan combination,
(b) a purchase option with respect to the underlying mortgage loan in that loan combination, (c) the right to advise, direct and/or consult with the applicable servicer regarding various servicing matters, including foreclosures and workouts, affecting that loan combination, and/or (d) the right to replace the applicable special servicer (without cause). In some cases, those rights and powers may be assignable or may be exercised through a representative or designee. In connection with exercising any of the foregoing rights afforded to it, the holder of any of the non-trust mortgage loans in any of the above-described loan combinations (or, if applicable, any representative, designee or assignee thereof with respect to the particular right) will likely not be an interested party with respect to the series 2007-C6 securitization, will have no obligation to consider the interests of, or the impact of exercising such rights on, the series 2007-C6 certificateholders and may have interests that conflict with your interests. If any such non-trust mortgage loan is included in a separate securitization, then the representative, designee or assignee exercising any of the rights of the holder of that non-trust mortgage loan may be a securityholder, an operating advisor, a controlling class representative, or other comparable party or a servicer from that separate securitization. You should expect that the holder or beneficial owner of a non-trust mortgage loan will exercise its rights and powers to protect its own economic interests, and will not be liable to the series 2007-C6 certificateholders for so doing. See "Description of the Mortgage Pool--The Loan
Combinations" in this offering prospectus for a more detailed description, with respect to each loan combination, of the related co-lender arrangement and the priority of payments among the mortgage loans comprising that loan combination.
Also, see "The Series 2007-C6 Pooling and Servicing Agreement--The Series
2007-C6 Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders" and "--Replacement of the Special Servicer" and "Description of the
Mortgage Pool--The Loan Combinations" in this offering prospectus for a more detailed description of certain of the foregoing rights of the respective non-trust mortgage loan noteholders.

     Some provisions contained in the co-lender, intercreditor or similar agreement for a loan combination restricting another lender's actions may not be enforceable by the trustee on behalf of the issuing entity. If, in the event of the related borrower's bankruptcy, a court refuses to enforce certain restrictions against another lender, such as provisions whereby such other lender has agreed not to take direct actions with respect to the related debt, including any actions relating to the bankruptcy of the related borrower, or not to vote a mortgagee's claim with respect to a bankruptcy proceeding, there could be resulting delays in the trustee's ability to recover with respect to the related borrower. See "Risk Factors--Certain Aspects of Co-Lender, Intercreditor
and Similar Agreements Executed in Connection with Mortgage Loans Underlying
Your Offered Certificates May be Unenforceable" in the accompanying base prospectus.

     In addition, (i) the Ala Moana Portfolio underlying mortgage loan, which represents 2.1% of the initial mortgage pool balance and 2.3% of the initial loan group no. 1 balance, is being serviced pursuant to the pooling and servicing agreement relating to the series CD 2006-CD3 Mortgage Trust, Series CD
2006-CD3 Commercial Mortgage Pass-Through Certificates, which is the governing document for the securitization of an Ala Moana Portfolio non-trust mortgage loan, and (ii) the CGM AmeriCold Portfolio underlying mortgage loan, which represents 3.0% of the initial mortgage pool balance and 3.4% of the initial loan group no. 1 balance, is being serviced pursuant to the pooling and servicing agreement relating to the Series CD 2007-CD4 Commercial Mortgage
Trust, CD 2007-CD4 Commercial Mortgage Pass-Through Certificates, which is the governing document for the securitization of a CGM AmeriCold Portfolio non-trust mortgage loan. See "Servicing of the Ala Moana Portfolio Loan Combination" and
"Servicing of the CGM AmeriCold Portfolio Mortgage Loan" in this offering prospectus for certain information regarding the servicing of the Ala Moana
Portfolio underlying mortgage loan and the CGM AmeriCold Portfolio underlying mortgage loan, respectively. As a result, the

                                       72

holders of the offered certificates will have limited ability to control the servicing of that underlying mortgage loan and the parties with control over the servicing of that underlying mortgage loan may have interests that conflict with your interests.

CONFLICTS OF INTEREST MAY EXIST IN CONNECTION WITH CERTAIN PREVIOUS OR EXISTING
RELATIONSHIPS OF A SPONSOR FOR THE SERIES 2007-C6 SECURITIZATION TRANSACTION OR
AN AFFILIATE THEREOF TO CERTAIN OF THE UNDERLYING MORTGAGE LOANS, RELATED
BORROWERS OR RELATED MORTGAGED REAL PROPERTIES

     Certain of the underlying mortgage loans may have been refinancings of debt previously held by a sponsor for the series 2007-C6 securitization transaction or an affiliate thereof, or a sponsor or its respective affiliates may have or have had equity investments in the borrowers or mortgaged real properties relating to certain of the mortgage loans that we intend to transfer to the issuing entity. In addition, a sponsor and its affiliates may have made and/or may make loans to, or equity investments in, or may otherwise have or have had business relationships with, affiliates of the borrowers under the mortgage loans in the series 2007-C6 securitization transaction. Further, a sponsor and/or its affiliates may have had or may have (currently or at a future time) a managing or non-managing ownership interest in certain of the borrowers under the mortgage loans in the series 2007-C6 securitization transaction.

     In the foregoing cases, the relationship of a sponsor or an affiliate to, or the ownership interest of the mortgage loan seller or an affiliate in, the borrower under any mortgage loan to be included in the series 2007-C6 securitization transaction or a borrower affiliate may have presented a conflict of interest in connection with the underwriting and origination of that underlying mortgage loan. There can be no assurance that there are not other underlying mortgage loans that involve the related sponsor or its affiliates in a manner similar to those described above.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION MAY REDUCE ITS BENEFITS

     The mortgage pool will include mortgage loans that are secured, including through cross-collateralization with other mortgage loans, by multiple mortgaged real properties. These mortgage loans are identified in the tables contained in
Annex A-1 to this offering prospectus. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, some of these mortgage loans may permit--

     o    the release of one or more of the related mortgaged real properties from the related mortgage lien, and/or

     o    a full or partial termination of the applicable
          cross-collateralization,

in each case, upon the satisfaction of the conditions described under
"Description of the Mortgage Pool--Terms and Conditions of the Underlying
Mortgage Loans" and "--Substitution and Release of Real Property Collateral" in
this offering prospectus.

     If the borrower under any mortgage loan that is cross-collateralized with the mortgage loans of other borrowers were to become a debtor in a bankruptcy case, the creditors of that borrower or the representative of that borrower's bankruptcy estate could challenge that borrower's pledging of the underlying mortgaged real property as a fraudulent conveyance. See "Risk Factors--Some
Provisions in the Mortgage Loans Underlying Your Offered Certificates May Be
Challenged as Being Unenforceable--Cross-Collateralization Arrangements" in the
accompanying base prospectus.

     In addition, when multiple real properties secure an individual mortgage loan or group of cross-collateralized mortgage loans, the amount of the mortgage encumbering any particular one of those properties may be less than the full amount of that individual mortgage loan or group of cross-collateralized mortgage loans,

                                       73

generally to avoid recording tax. This mortgage amount may equal the appraised value or allocated loan amount for the mortgaged real property and will limit the extent to which proceeds from the property will be available to offset declines in value of the other properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

BANKRUPTCY PROCEEDINGS MAY ADVERSELY AFFECT PROPERTY PERFORMANCE

     We are not aware of any mortgage loans that we intend to transfer to the issuing entity where the related borrower, a controlling principal in the related borrower or a guarantor has been a party to prior bankruptcy proceedings within the last 10 years. However, there can be no assurances that any borrower, controlling principal, guarantor or tenant will not in the future be a party to a bankruptcy proceeding.

LITIGATION MAY ADVERSELY AFFECT PROPERTY PERFORMANCE

     There may be pending or threatened legal proceedings against the borrowers and/or guarantors under the underlying mortgage loans, the managers of the related mortgaged real properties and their respective affiliates, arising out of the ordinary business of those borrowers, managers and affiliates. We cannot assure you that litigation will not have a material adverse effect on your investment. See "Risk Factors--Litigation and Other Legal Proceedings May
Adversely Affect a Borrower's Ability to Repay Its Mortgage Loan" in the
accompanying base prospectus.

     A principal of the borrower under the underlying mortgage loans secured by the mortgaged properties identified on Annex A-1 of this offering prospectus as
Woodside Corporate Park, NNN--Lenox Park (Buildings A & B), Culver Medical Plaza
and NNN--Lenox Park (Building G), which in the aggregate represent 1.8% of the initial mortgage pool balance and 2.0% of the initial loan group no. 1 balance, is Triple Net Properties, LLC. Triple Net Properties LLC's affiliate, Triple Net
Property Realty, Inc., is the property manager for the related mortgaged real properties. Triple Net Properties LLC has advised the related mortgage loan seller that the SEC has opened an investigation regarding certain of its activities (and activities of certain of its affiliates).

     In recent filings with the SEC, T REIT, Inc., an affiliate of Triple Net
Properties LLC, indicated that the information disclosed in connection with securities offerings relating to the prior performance of all public and non-public investment programs sponsored by Triple Net Properties, LLC contained certain errors. T REIT, Inc. reported that these errors included the following:
(i) the prior performance tables included in the offering documents were stated
to be presented on a GAAP basis but generally were not; (ii) a number of prior performance data figures were themselves erroneous, even as presented on a tax or cash basis; and (iii) with respect to certain programs sponsored by Triple
Net Properties, LLC, where Triple Net Properties, LLC invested either alongside or in other programs sponsored by Triple Net Properties, LLC, the nature and results of these investments were not fully and accurately disclosed in the performance tables resulting in an overstatement of Triple Net Properties, LLC's program and aggregate portfolio operating results. As discussed in T REIT,
Inc.'s most recent Form 10-Q quarterly filing with the SEC, Triple Net
Properties, LLC is engaged in preliminary settlement negotiations with the SEC staff regarding this matter. We cannot assure you that T REIT, Inc. or Triple
Net Properties, LLC will be able to settle with the SEC with respect to these disclosure issues or that these investigations will not result in fines, penalties or administrative remedies or otherwise have an adverse effect on the performance, operations or financial condition of T REIT, Inc. or Triple Net
Properties, LLC. In addition, we cannot assure you that if litigation were to commence or securityholders were to assert claims related to the foregoing, it would not have a material adverse effect on your investment.

                                       74

THE UNDERWRITTEN NET CASH FLOW DEBT SERVICE COVERAGE RATIOS AND/OR LOAN-TO-VALUE
RATIOS FOR CERTAIN OF THE UNDERLYING MORTGAGE LOANS HAVE BEEN ADJUSTED IN
CONSIDERATION OF CERTAIN FINANCIAL PERFORMANCE ASSUMPTIONS OR A CASH HOLDBACK OR
A GUARANTY OR BASED ON A STABILIZED APPRAISED VALUE

     With respect to one (1) mortgage loan that we intend to transfer to the issuing entity (loan number 4), representing 2.6% of the initial mortgage pool balance and 25.2% of the initial loan group no. 2 balance, the calculation of underwritten net cash flow for the related mortgaged real property--which is, in turn, used in the calculation of underwritten net cash flow debt service coverage ratios--was based on various assumptions regarding projected increased rental income from property renovation as of 2011. See "Description of the Ten
Largest Mortgage Loans and/or Groups of Cross-Collateralized Mortgage Loans--The
Hyde Park Portfolio Loan" on Annex B to this offering prospectus for more information regarding this calculation. With respect to eight (8) mortgage loans that we intend to transfer to the issuing entity (loan numbers 27, 32, 34, 35,
43, 61, 81 and 280), representing 3.8% of the initial mortgage pool balance, of which seven (7) mortgage loans are in loan group no. 1, representing 3.7% of the initial loan group no. 1 balance, and one (1) mortgage loan is in loan group no.
2, representing 4.6% of the initial loan group no. 2 balance, the underwritten net cash flow debt service coverage ratios have been, and with respect to two
(2) of those eight (8) mortgage loans (loan numbers 27 and 280), representing
0.8% of the initial mortgage pool balance and 0.9% of the initial loan group no.
1 balance, the cut-off date loan-to-value ratio and maturity date/ARD loan-to-value ratio have been, calculated and/or presented on an adjusted basis that (a) takes into account various assumptions regarding the financial performance of the related mortgaged real property that are consistent with the respective performance related criteria required to obtain the release of a cash holdback, letter of credit or guaranty which serves as additional collateral or otherwise covers losses to a limited extent and/or (b) reflects an application of that cash holdback, letter of credit or guaranty to pay down the subject mortgage loan, with (if applicable) a corresponding reamortization of the monthly debt service payment. The unadjusted underwritten net cash flow debt service coverage ratios, cut-off date loan-to-value ratios and maturity date/ARD loan-to-value ratios for these eight (8) mortgage loans are set forth in the footnotes to Annex A-1 to this offering prospectus. With respect to five (5)
mortgage loans that we intend to transfer to the issuing entity (loan numbers 4,
42, 133, 151 and 239), representing 3.5% of the initial mortgage pool balance, of which four (4) mortgage loans are in loan group no. 1, representing 1.0% of the initial loan group no. 1 balance, and one (1) mortgage loan is in loan group
no. 2, representing 25.2% of the initial loan group no. 2 balance, respectively, the cut-off date loan-to-value ratio and the maturity date/ARD loan-to-value ratio have been calculated using the "as-stabilized" appraised value rather than the "as-is" appraised value. The "as-is" loan-to-value ratios for these five (5)
mortgage loans are set forth in the footnotes to Annex A-1 to this offering prospectus. If the related cash holdbacks, guaranty, financial performance assumptions or stabilized appraised values were not taken into account in calculating debt service coverage ratios and/or loan-to-value ratios for any of the 13 underlying mortgage loans referred to above in this paragraph then: (a)
the underwritten net cash flow debt service coverage ratios for the mortgage pool would range from 0.85x to 2.98x, with a weighted average of 1.38x; (b) the cut-off date loan-to-value ratios of the mortgage pool would range from 31.9% to
107.9%, with a weighted average of 72.9%; (c) the maturity date/ARD loan-to-value ratios of the mortgage pool would range from 27.1% to 107.9%, with a weighted average of 69.3%; (d) the underwritten net cash flow debt service coverage ratios for loan group no. 1 would range from 1.00x to 2.98x, with a weighted average of 1.41x and the underwritten net cash flow debt service coverage ratios for loan group no. 2 would range from 0.85x to 2.17x, with a weighted average of 1.15x; (e) the cut-off date loan-to-value ratios of loan group no. 1 would range from 31.9% to 89.0%, with a weighted average of 71.8%
and the cut-off date loan-to-value ratios of loan group no. 2 would range from
32.2% to 107.9%, with a weighted average of 82.9%; and (f) the maturity date/ARD loan-to-value ratios of loan group no. 1 would range from 31.9% to 89.0%, with a weighted average of 68.3% and the maturity date/ARD loan-to-value ratios of loan group no. 2 would range from 27.1% to 107.9%, with a weighted average of 78.6%.
Weighted average underwritten net cash flow debt service coverage ratio, cut-off date loan-to-value ratio and maturity date/ARD loan-to-value ratio information for the mortgage pool (or portions thereof that contain any of those 13 underlying mortgage loans) set forth in this offering prospectus reflect the respective adjustments referenced above.

                                       75

               CAPITALIZED TERMS USED IN THIS OFFERING PROSPECTUS

     From time to time we use capitalized terms in this offering prospectus, including in Annexes A-1, A-2, A-3, A-4, A-5, A-6 and B to this offering prospectus. In cases where a particular capitalized term is frequently used, it will have the meaning assigned to it in the glossary attached to this offering prospectus.

                           FORWARD-LOOKING STATEMENTS

     This offering prospectus and the accompanying base prospectus include the words "expects," "intends," "anticipates," "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
The forward-looking statements made in this offering prospectus are accurate as of the date stated on the cover of this offering prospectus. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The assets of the issuing entity, which we collectively refer to as the
"trust fund" in this offering prospectus, will primarily consist of a pool of multifamily, commercial and manufactured housing community mortgage loans. Upon initial issuance of the series 2007-C6 certificates, we intend to include the
319 mortgage loans identified on Annex A-1 to this offering prospectus in the trust fund. The mortgage pool consisting of those mortgage loans will have an
Initial Mortgage Pool Balance of $4,760,549,404. However, the actual Initial
Mortgage Pool Balance may be as much as 5% smaller or larger than that amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool
Characteristics" below.

     For purposes of calculating distributions on certain classes of the offered certificates and the class A-2FL REMIC regular interest, the pool of mortgage loans backing the series 2007-C6 certificates will be divided into a loan group
no. 1 and a loan group no. 2.

     Loan group no. 1 will consist of 269 mortgage loans, with an Initial Loan
Group No. 1 Balance of $4,271,616,678 and representing approximately 89.7% of the Initial Mortgage Pool Balance, that are secured by the various property types that constitute collateral for those mortgage loans.

     Loan group no. 2 will consist of 50 mortgage loans, with an Initial Loan
Group No. 2 Balance of $488,932,725 and representing approximately 10.3% of the
Initial Mortgage Pool Balance, that are secured by multifamily properties, manufactured housing community properties and mixed-use properties with a multifamily component.

     The "Initial Mortgage Pool Balance" will equal the total cut-off date principal balance of the underlying mortgage loans; the "Initial Loan Group No.
1 Balance" will equal the total cut-off date principal balance of the underlying mortgage loans in loan group no. 1; and the "Initial Loan Group No. 2 Balance"
will equal the total cut-off date principal balance of the underlying mortgage loans in loan group no. 2. The cut-off date principal balance of any underlying mortgage loan is equal to its unpaid principal balance as of the cut-off date, after

                                       76

application of all monthly debt service payments due with respect to that mortgage loan on or before that date, whether or not those payments were received. We will transfer each of the underlying mortgage loans, at its respective cut-off date principal balance, to the issuing entity. The cut-off date principal balance of each mortgage loan that we intend to transfer to the issuing entity is shown on Annex A-1 to this offering prospectus. Those cut-off date principal balances range from $1,082,009 to $442,500,000, and the average of those cut-off date principal balances is $14,923,352.

     Each of the mortgage loans that we intend to transfer to the issuing entity is an obligation of the related borrower to repay a specified sum with interest.
Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee simple and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily or manufactured housing community real properties. That mortgage lien will, in all cases, be a first priority lien, subject only to Permitted Encumbrances. However, four (4)
of the underlying mortgage loans that are part of a Loan Combination, representing 15.8% of the Initial Mortgage Pool Balance, are pari passu in right of payment with one or more related Non-Trust Loans.

     You should consider each of the underlying mortgage loans to be a nonrecourse obligation of the related borrower. In the event of a payment default by the related borrower, recourse will be, or you should expect recourse to be, limited to the corresponding mortgaged real property or properties (and any reserves, letters of credit or other additional collateral for the mortgage loan) for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the underlying mortgage loans will be insured or guaranteed by any governmental agency or instrumentality.

     We provide in this offering prospectus a variety of information regarding the mortgage loans that we intend to include in the trust fund. When reviewing this information, please note that:

     o    All numerical information provided with respect to the underlying mortgage loans is provided on an approximate basis.

     o    Except as described in the next sentence, all weighted average information provided with respect to the underlying mortgage loans or any sub-group thereof reflects a weighting based on their respective cut-off date principal balances.

     o    When information with respect to mortgaged real properties is expressed as a percentage of the Initial Mortgage Pool Balance, the
          Initial Loan Group No. 1 Balance or the Initial Loan Group No. 2
          Balance, the percentages are based upon the cut-off date principal balances of the related underlying mortgage loans or allocated portions of those balances.

     o    Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per square foot of mortgaged real property, in which cases, each Pari Passu Non-Trust Loan is taken into account), statistical information presented in this offering prospectus with respect to each underlying mortgage loan in a Loan Combination excludes the related
          Non-Trust Loan(s).

     o    If any of the underlying mortgage loans is secured by multiple mortgaged real properties, a portion of that mortgage loan has been allocated to each of those properties for purposes of providing various statistical information in this offering prospectus as set forth on Annex A-1 to this offering prospectus.

     o    The general characteristics of the entire mortgage pool backing the offered certificates are not necessarily representative of the general characteristics of either loan group no. 1 or loan group

                                       77

          no. 2. The yield and risk of loss on any class of offered certificates may depend on, among other things, the composition of each of loan group no. 1 and loan group no. 2. The general characteristics of each such loan group should also be analyzed when making an investment decision.

     o    Whenever loan-level information, such as loan-to-value ratios or debt service coverage ratios, is presented in the context of the mortgaged real properties, the loan level statistic attributed to a mortgaged real property is the same as the statistic for the related underlying mortgage loan.

     o    Whenever we refer to a particular underlying mortgage loan or mortgaged real property by name, we mean the underlying mortgage loan or mortgaged real property, as the case may be, identified by that name on Annex A-1 to this offering prospectus. Whenever we refer to a particular underlying mortgage loan by loan number, we are referring to the underlying mortgage loan identified by that loan number on
          Annex A-1 to this offering prospectus.

     o    One (1) mortgage loan that we intend to transfer to the issuing entity, representing 0.1% of the Initial Mortgage Pool Balance and
          0.1% of the Initial Loan Group No. 1 Balance, has not closed as of the date of the preparation of this offering prospectus and therefore certain mortgage loan characteristics included in this offering prospectus for that mortgage loan may have been estimated. As a result, certain statistical information in this offering prospectus may change if that mortgage loan has different loan characteristics than anticipated.

     o    Statistical information regarding the underlying mortgage loans may change prior to the Issue Date due to changes in the composition of the mortgage pool prior to that date, and the Initial Mortgage Pool
          Balance may be as much as 5% larger or smaller than indicated.

CROSS-COLLATERALIZED MORTGAGE LOANS AND MULTIPLE PROPERTY MORTGAGE LOANS

     General. The mortgage pool will include two (2) mortgage loans, representing 0.1% of the Initial Mortgage Pool Balance and 0.8% of the Initial
Loan Group No. 2 Balance, that are, in each case, cross-collateralized and cross-defaulted with one or more other underlying mortgage loans.

     The mortgage pool will also include 20 mortgage loans, representing 25.3%
of the Initial Mortgage Pool Balance, of which 16 mortgage loans are in loan group no. 1, representing 24.1% of the Initial Loan Group No. 1 Balance, and
four (4) mortgage loans are in loan group no. 2, representing 35.6% of the
Initial Loan Group No. 2 Balance, that are, in each case, without regard to any cross-collateralization with any other underlying mortgage loan, secured by two or more mortgaged real properties.

     The amount of the mortgage lien encumbering any particular one of the related mortgaged real properties may be less than the full amount of the subject Multiple Property Mortgage Loan or Crossed Group, as the case may be, generally to minimize mortgage recording tax. The mortgage amount may be an amount based on the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from that property would be available to offset declines in value of the other mortgaged real properties securing the same Multiple Property Mortgage Loan or Crossed
Group, as the case may be.

     The following table identifies the various individual Multiple Property
Mortgage Loans and Crossed Groups that we will include in the trust fund.

                                       78

 CROSS-COLLATERALIZED MORTGAGE LOAN GROUPS AND MULTIPLE PROPERTY MORTGAGE LOANS

                                                                                                            % OF INITIAL
                                       MULTIPLE PROPERTY                                     % OF INITIAL    LOAN GROUP
                                        MORTGAGE LOAN/                    CUT-OFF DATE      MORTGAGE POOL      NO. 1/2
          LOAN/PORTFOLIO NAME(S)         CROSSED GROUP     LOAN GROUP   PRINCIPAL BALANCE      BALANCE         BALANCE
      ------------------------------   -----------------   ----------   -----------------   -------------   ------------

1.    DDR Southeast Pool               Multiple Property       1           $442,500,000          9.3%           10.4%
2.    CGM AmeriCold Portfolio          Multiple Property       1           $145,000,000          3.0%            3.4%
3.    Hyde Park Apartment Portfolio    Multiple Property       2           $123,150,000          2.6%           25.2%
4.    Ala Moana Portfolio              Multiple Property       1           $100,000,000          2.1%            2.3%
5.    Northmeadow Business Park        Multiple Property       1           $ 70,000,000          1.5%            1.6%
6.    IAC - CA & WA Industrial         Multiple Property       1           $ 49,000,000          1.0%            1.1%
      Portfolio
7.    BCBG Portfolio                   Multiple Property       1           $ 37,220,000          0.8%            0.9%
8.    Southeast Apartment Portfolio    Multiple Property       2           $ 37,000,000          0.8%            7.6%
9.    IAC - Oregon Industrial          Multiple Property       1           $ 35,000,000          0.7%            0.8%
      Portfolio
10.   Prologis Industrial              Multiple Property       1           $ 32,450,000          0.7%            0.8%
11.   2, 4 & 6 Omni Way                Multiple Property       1           $ 23,050,000          0.5%            0.5%
12.   VDR Retail Portfolio             Multiple Property       1           $ 21,000,000          0.4%            0.5%
13.   TownePlace Suites - Miami        Multiple Property       1           $ 17,635,000          0.4%            0.4%
14.   NNN - Lenox Park (Buildings A    Multiple Property       1           $ 17,300,000          0.4%            0.4%
      & B)
15.   KFC - Florida Portfolio          Multiple Property       1           $ 12,700,000          0.3%            0.3%
16.   Magnolia Office Portfolio        Multiple Property       1           $ 12,000,000          0.3%            0.3%
17.   Cambridge and Windgate           Multiple Property       2           $  9,750,000          0.2%            2.0%
18.   Northlake and Atlanta Business   Multiple Property       1           $  8,250,000          0.2%            0.2%
      Park
19.   Barclay's Portfolio              Multiple Property       1           $  8,100,000          0.2%            0.2%
20.   Bennett Edge Park Village Glen   Multiple Property       2           $  4,292,208          0.1%            0.9%
21.   Hoopes Place Apartments            Crossed Group         2           $  2,313,185         0.05%            0.5%
22.   Lenox Garden Apartments            Crossed Group         2           $  1,395,888         0.03%            0.3%

     For a discussion regarding the possible release and/or substitution of any mortgaged real property securing a Multiple Property Mortgage Loan or a Crossed
Group, see "--Substitution and Release of Real Property Collateral" below.

SUBSTITUTION AND RELEASE OF REAL PROPERTY COLLATERAL

     Property Releases. Certain of the underlying mortgage loans, Multiple
Property Mortgage Loans and Crossed Groups that we intend to include in the trust fund entitle the related borrowers to obtain a release of one or more of the corresponding mortgaged real properties or a portion of the mortgaged real property from the related lien and/or a corresponding termination of the related cross-collateralization arrangement, subject, in each case, to the fulfillment of one or more of the following conditions, among others:

     o    the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 100% to 125%, of the portion of the total loan amount allocated to the property or properties to be released;

     o    the satisfaction of debt service coverage and/or, in certain cases, loan-to-value tests for the property or properties that will remain as collateral for the subject mortgage loan(s); and/or

     o    in certain cases, receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

     The following paragraphs describe examples of underlying mortgage loans as to which the related borrower may obtain a release of one or more portions of the related mortgaged real property other than by partially defeasing the subject mortgage loans with U.S. Treasury obligations or other non-callable government securities.

     In the case of the DDR Southeast Pool Mortgage Loan, which represents 9.3%
of the Initial Mortgage Pool Balance and 10.4% of the Initial Loan Group No. 1
Balance, the loan documents provide for the release of a specified parcel of the mortgaged property in connection with the exercise of an option to purchase by a specified tenant at such mortgaged real property upon payment of the allocated loan amount.

     In the case of the CGM AmeriCold Portfolio Mortgage Loan, which represents
3.0% of the Initial Mortgage Pool Balance and 3.4% of the Initial Loan Group No.
1 Balance, during the period when defeasance is

                                       79

prohibited, the loan documents permit the release of certain individual properties securing the mortgage loan in connection with payment of a specified release amount and yield maintenance payment in the case in which an event of default or a non-monetary default for which the lender has given notice to the borrower exists and can not be cured except if the applicable individual property were released. Such release is subject to the following conditions, among others: (i) no event of default shall exist after the release; and (ii)
the management agreement shall be amended to drop the released property from the list of properties being managed thereunder. In addition, the loan documents provide for the release of unimproved areas of any individual property constituting the mortgaged real property which, among other things, generate no rents, are not necessary for the operation of the remainder of such individual property, and would not materially and adversely affect the value of, or cash flow from, the remainder of such individual property. Such release must satisfy certain conditions including, without limitation, the following: (i)
certification that the proposed use of the release parcel shall not be incompatible with the remaining property and shall not have a material adverse impact on the income and expense of the remaining property; (ii) the delivery of an endorsement to the lender's title insurance policy insuring that the lender will continue to have a first lien against the remaining property; and (iii)
receipt by the lender of an appraisal of the remaining property showing that the value of such property before and after any construction of improvements on the released property shall be equal to the greater of 100% of the value of the property prior to release or 100% of the allocated loan amount of the property on the date of release.

     In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Greensboro
Corporate Center, which mortgage loan represents 2.7% of the Initial Mortgage
Pool Balance and 3.0% of the Initial Loan Group No. 1 Balance, the related loan documents permit the borrower to obtain the release of a significant specified non-income producing portion of the related mortgaged real property (that is improved by roads, roadway parking, landscaping and other similar improvements)
and/or the release of transferable development rights not required for the existing improvements on the related mortgaged real property, in either case without required prepayment or partial defeasance of the related mortgage loan, subject to satisfaction of conditions set forth in the loan documents, including
(i) the related borrower establishes to the lender's reasonable satisfaction that the partial release will not adversely affect net operating income and that the debt service coverage ratio for the remaining property is at least equal to the greater of the debt service coverage ratio for the related mortgaged real property calculated immediately prior to the partial release and the debt service coverage ratio calculated at the time of origination of the related mortgage loan, and (ii) the related borrower establishes to the lender's reasonable satisfaction that the appraised value of the remaining related mortgaged real property is sufficient to satisfy a loan-to-value ratio not in excess of the lesser of 80% or the loan-to-value ratio for the related mortgaged real property calculated immediately prior to the partial release.

     In the case of the underlying mortgage loan secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as
Hyde Park Apartment Portfolio, which mortgage loan represents 2.6% of the
Initial Mortgage Pool Balance and 25.2% of the Initial Loan Group No. 2 Balance,
the borrower may, on any date after the origination date of the mortgage loan, obtain the release of one or more individual properties securing the loan, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) payment of (x) the aggregate allocated loan amounts of the individual properties being released, (y) a release fee equal to 0.75% of the related allocated loan amounts of each of the individual properties being released, and (z) any other amounts due and payable with respect to each of the individual properties being released; (ii) the aggregate allocated loan amounts of the properties released may not exceed $11,500,000; and (iii) no event of default has occurred and is continuing. In addition, on any date on or after
August 1, 2009, the borrower may obtain the partial release of any of the related mortgaged real properties from the lien of the mortgage, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) payment of an amount equal to 110% of the allocated loan amount of the release property; (ii) a debt service coverage ratio of not less than
1.10x; (iii) a loan-to-value ratio for the remaining property not greater than the loan-to-value ratio of the mortgaged property as of the closing date of the mortgage loan; and (iv) a rating agency confirmation in connection with the release. Lastly, on any date after September 25, 2007, the borrower may obtain a release of one or more related mortgaged real properties having an aggregate allocated loan amount in excess of

                                       80

$15,000,000 by a transfer to a third party transferee subject to the satisfaction of certain terms and conditions, including, but not limited to, the following: (i) the third party transferee must assume a portion of the Hyde Park
Apartment Portfolio underlying mortgage loan in an amount equal to the aggregate
Hyde Park Apartment Portfolio loan amount(s) allocated for the released property(s), (ii) after giving effect to such release(s), the debt service coverage ratio is greater than or equal to 1.10x and (iii) after giving effect to such release(s), the loan-to-value ratio for the remaining properties is not greater than the loan-to-value ratio as of the origination date of the mortgage loan.

     In the case of the Ala Moana Portfolio Mortgage Loan, which represents 2.1%
of the Initial Mortgage Pool Balance and 2.3% of the Initial Loan Group No. 1
Balance, the related loan documents provide for the release of one or more portions or one or more acquired portions of the related mortgaged real property from the lien of the mortgage, subject to the satisfaction of certain conditions in the loan documents, including, among other things, that: (i) the borrower delivers to the lender evidence which would be satisfactory to a prudent lender acting reasonably that the portion of the related mortgaged real property being released is not necessary for the borrower's operation or use of the related mortgaged real property for its then current use and may be readily separated from the related mortgaged real property without a material diminution in the value of the related mortgaged real property, provided, however, that this condition will not apply to the release of an acquired portion; (ii) no event of default has occurred and is continuing; and (iii) the borrower delivers to the lender evidence that the portion being released has been legally subdivided from the remainder of the related mortgaged real property, after giving effect to such transfer, each of the portion being released and the remaining related mortgaged real property conforms to and is in compliance in all material respects with applicable legal requirements, and the portion being released is not necessary for the remaining related mortgaged real property to comply with any zoning, building, land use or parking requirements.

     In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Moreno Valley
Mall, which mortgage loan represents 1.8% of the Initial Mortgage Pool Balance and 2.1% of the Initial Loan Group No. 1 Balance, the related loan documents permit the borrower at its option to acquire and add to the mortgaged collateral one or more parcels of land, together with improvements thereon, constituting an integral part of the shopping center at the related mortgaged property, and the related loan documents also permit the borrower to obtain a release of one or more portions of the related mortgaged property, including, but not limited to, any such acquired property, without required prepayment or partial defeasance of the related mortgage loan, subject to satisfaction of certain conditions in the loan documents, including, among other things, that : (i) the borrower delivers to the lender evidence that would be satisfactory to a prudent lender acting reasonably that the portion of the related mortgaged property being released is not necessary for the borrower's operation or use of the related mortgaged real property for its then current use and may be readily separated from the related mortgaged real property without a material diminution in the value of the related mortgaged real property, provided, however, that this condition will not apply to the release of an acquired parcel; (ii) no event of default has occurred and is continuing; and (iii) the borrower delivers to the lender evidence that the portion being released has been legally subdivided from the remainder of the related mortgaged real property and is not necessary (or if necessary a reciprocal easement agreement is executed to permit the owner of the remaining related mortgaged property to continue to use the released parcel to the extent necessary) for the remaining related mortgaged real property to comply with applicable zoning, building, land use, parking or other applicable legal requirements.

     With respect to the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Northmeadow
Business Park, which mortgage loan represents 1.5% of the Initial Mortgage Pool
Balance and 1.6% of the Initial Loan Group No. 1 Balance, the loan documents permit the partial release of certain specified individual parcels of the related mortgaged real property, subject to satisfaction of the following conditions, among others: (1) the borrower pays a partial release price in an amount equal to the greater of (a) an amount that is required to be prepaid such that, after giving effect to the applicable partial release, the debt service coverage ratio for the remaining property based on the operation of the property during three full calendar months immediately preceding the date of determination is no less than debt service coverage ratio for

                                       81

said three calendar month period prior to giving effect to the applicable partial release, all as determined in good faith by the lender or (b) the amount as set forth in the loan document for the applicable released property; (2) no event of default shall have occurred at the time of borrower's request; (3) the borrower shall have paid the applicable yield maintenance premium; (4) the remaining property continues to be in compliance with all requirements of law;
(5) the released parcel shall not be conveyed to any affiliate of the borrower or the borrower's special-purpose entity owner; and (6) the lender shall have received such utility and access easements as it may reasonably require. In addition, with respect to two of the individual parcels that do not constitute separate legally described parcels of land, the following conditions shall also be satisfied: (1) the delivery of an endorsement to the lender's title insurance policy amending the legal description of the original property and insuring the lender's continued first-priority lien in the remaining property; (2) after release, the remaining property shall have a legal description reasonably satisfactory to the lender and shall be self-contained; and (3) the borrower shall have delivered an ALTA survey of the remaining property reasonably satisfactory to the lender and the title insurer.

     In the case of the underlying mortgage loan secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as the KFC - Florida Portfolio, which mortgage loan represents 0.3% of the Initial
Mortgage Pool Balance and 0.3% of the Initial Loan Group No. 1 Balance,
following the expiration of the applicable lockout period, the loan documents permit the release of up to three of the seven individual properties securing the mortgage loan in connection with payment of a specified release amount. Such release must satisfy certain conditions including, without limitation, the following: (i) no event of default shall then exist; (ii) after the completion of the contemplated release, the subject mortgage loan must have a loan-to-value ratio at or below eighty percent (80%); and (iii) immediately after the completion of the contemplated release, the aggregate debt service coverage ratio for the subject mortgage loan shall be at least 1.20x.

     In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Cambridge
Commons, which mortgage loan represents 0.2% of the Initial Mortgage Pool
Balance and 0.2% of the Initial Loan Group No. 1 Balance, the loan documents provide for the release of any of the parcels designated as "Tract 3", "Tract
5", "Tract 6", respectively, and a portion of "Tract 4". At the closing of any conveyance triggered by the related borrower's decision to exercise its right to sell or otherwise convey any of the release parcels, the related borrower must
(i) with respect to Tract 3, deposit with the mortgage lender $775,000 or effect a partial defeasance (as specified in loan documents); (ii) with respect to
Tract 5, deposit with the mortgage lender $155,250 or effect a partial defeasance (as specified in the related loan documents); (iii) with respect to
Tract 6, deposit with the mortgage lender $1; and (iv) with respect to Tract 4, so long as Tract 3 has been previously sold, deposit with the mortgage lender
$1.

     In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Northlake and
Atlantic Business Parks, which mortgage loan represents 0.2% of the Initial
Mortgage Pool Balance and 0.2% of the Initial Loan Group No. 1 Balance, the loan documents permit the partial release of certain specified individual parcels of the related mortgaged property, subject to satisfaction of the following conditions, among others: (1) the borrower pays a partial release price in an amount equal to the greater of (a) an amount that is required to be prepaid such that, after giving effect to the applicable partial release, the debt service coverage ratio for the remaining property based on the operation of the property during three full calendar months immediately preceding the date of determination is no less than debt service coverage ratio for said three calendar month period prior to giving effect to the applicable partial release, all as determined in good faith by the lender or (b) the amount as set forth in the loan document for the applicable released property; (2) no event of default has occurred at the time of borrower's request; (3) the borrower has paid the applicable yield maintenance premium; (4) the remaining property continues to be in compliance with all requirements of law; (5) the released parcel is not conveyed to any affiliate of the borrower or the borrower's special-purpose entity owner; and (6) the lender has received such utility and access easements as it may reasonably require. In addition, with respect to two of the individual parcels that do not constitute separate legally described parcels of land, the following conditions must also be satisfied: (1) the delivery of an endorsement to the lender's title insurance

                                       82

policy amending the legal description of the original property and insuring the lender's continued first-priority lien in the remaining property; (2) after release, the remaining property has a legal description reasonably satisfactory to the lender and shall be self-contained; and (3) the borrower has delivered an
ALTA survey of the remaining property reasonably satisfactory to the lender and the title insurer.

     In addition to the releases described above, some of the mortgage loans that we intend to include in the trust fund may permit the release of one or more undeveloped or non-income producing parcels or outparcels that, in each such case, do not represent a significant portion of the appraised value of the related mortgaged real property.

     Property Substitution.

     Certain of the underlying mortgage loans that we intend to include in the trust fund entitle the related borrowers to substitute one or more of the related mortgaged real properties or a portion of the related mortgaged real property with one or more properties that did not initially constitute part of the security for the related mortgage loan. The following paragraphs describe examples of mortgage loans that permit property substitutions.

     In the case of the DDR Southeast Pool Mortgage Loan, which represents 9.3%
of the Initial Mortgage Pool Balance and 10.4% of the Initial Loan Group No. 1
Balance, the borrower may obtain the release of a related mortgaged real property from lien of the mortgage by substituting another property of like or better kind acquired by borrower for the released property, subject to the satisfaction of certain conditions, including, but not limited to, the following: (a) no more than 35 mortgaged real properties may be substituted during the term of the mortgage loan; (b) the aggregate allocated loan amount of the substituted property combined with the allocated loan amounts of any properties that have been substituted previously will not exceed 50% of the original amount of the mortgage loan; (c) the debt service coverage ratio for the related mortgaged real properties after giving effect to the substitution is at least 1.20x; (d) the loan-to-value ratio for the substitute property (based on the allocated loan amount for such substitute property) is less than or equal to the loan to value ratio for the substituted property (based on the allocated loan amount for such substituted property); (e) no event of default has occurred and is continuing; and (f) the mortgage lender has received the approvals, opinions, documents and information in connection with the substitution as the rating agencies may reasonably request.

     In the case of the CGM AmeriCold Portfolio Mortgage Loan, which represents
3.0% of the Initial Mortgage Pool Balance and 3.4% of the Initial Loan Group No.
1 Balance, prior to the permitted prepayment date, the related loan documents permit the borrower to obtain the release of one or more portions of the related mortgaged real property from the lien of the mortgage by simultaneously substituting another property for the released property, subject to the satisfaction of certain conditions, including, among other things, that: (i) the allocated loan amount of the substituted property, when taken together with all the allocated loan amounts of all other substituted properties, does not exceed
30% of the original mortgage loan balance; (ii) no event of default shall exist after giving effect to the substitution; (iii) after giving effect to the substitution, the debt service coverage ratio determined at the time of substitution shall not be less than the greater of the debt service coverage ratio at closing and the debt service coverage ratio for the 12 calendar months prior to the substitution; provided that the borrower may defease a portion of the loan in order to satisfy such debt service coverage ratio, (iv) (A) the loan-to-value ratio of the substitute property is not greater than the lesser of the loan-to-value ratio of the substituted property (1) as of the closing date and (2) immediately prior to the substitution, or (B) after giving effect to such substitution, the loan-to-value ratio for the property (excluding the substituted property and including the substitute property) is not greater than the lesser of (1) the loan-to-value ratio as of the closing date and (2) the loan-to-value ratio as of the date immediately preceding such substitution; (v)
the borrower has obtained written confirmation from each rating agency that such action will not result in the downgrade, withdrawal or qualification of the ratings assigned by such rating agency to the series 2007-C6 certificates; (vi)
the borrower shall execute and deliver all appropriate loan documents with respect to the substitute property; and (vii) the borrower shall have delivered title insurance in an amount equal to 125% of the substitute property's allocated loan amount with applicable endorsements.

                                       83

     In the case of the Ala Moana Portfolio Mortgage Loan, which represents 2.1%
of the Initial Mortgage Pool Balance and 2.3% of the Initial Loan Group No. 1
Balance, the related loan documents permit the borrower to obtain the release of one or more portions of the related mortgaged real property from the lien of the mortgage by simultaneously substituting another property for the released property, subject to the satisfaction of certain conditions, including, among other things, that: (i) no event of default has occurred and is continuing; (ii)
simultaneously with the substitution, the borrower will acquire fee simple or leasehold interest to a parcel of real property reasonably equivalent in use, value and condition to the parcel being released as established by a letter of value; and (iii) the parcel to be released is vacant, non-income-producing and unimproved or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas.

     In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Moreno Valley
Mall, which mortgage loan represents 1.8% of the Initial Mortgage Pool Balance and 2.1% of the Initial Loan Group No. 1 Balance, the related loan documents permit the borrower to obtain the release of one or more portions of the related mortgaged real property from the lien of the mortgage by simultaneously substituting another property for the released property, subject to the satisfaction of certain conditions, including, among other things, that: (i) no event of default has occurred and is continuing; (ii) simultaneously with the substitution, the borrower will acquire fee simple or leasehold interest to a parcel of real property reasonably equivalent in use, value and condition to the parcel being released as established by a letter of value; and (iii) the parcel to be released is vacant, non-income-producing and unimproved or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas.

     In the case of the underlying mortgage loan secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as
IAC - CA & WA Industrial Portfolio, which mortgage loan represents 1.0% of the
Initial Mortgage Pool Balance and 1.1% of the Initial Loan Group No. 1 Balance,
the borrower may obtain the release of a mortgaged real property from the lien of the mortgage by substituting another parcel of like or better kind, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the ratio of the amount (based on the rental income for the fully leased mortgaged properties less certain expenses) that would be generated from the substituted property (during the 12 month period commencing on the first day of the calendar month following the month during which the calculation is made)
(the "IAC California &Washington Net Underwritable Cash Flow") to the aggregate payments of principal and interest on the mortgage loan during such period, cannot be less than the greater of (x) such ratio for the released property on the origination date of the mortgage loan and (y) the ratio for the released property on the date immediately preceding the date of the substitution; (ii)
the IAC California & Washington Net Underwritable Cash Flow for the substituted property does not show a downward trend over the 3 consecutive years prior immediately preceding the date of substitution; and (iii) a rating agency confirmation.

     In the case of the underlying mortgage loan secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as
Prologis Industrial, which mortgage loan represents 0.7% of the Initial Mortgage
Pool Balance and 0.8% of the Initial Loan Group No. 1 Balance, the borrower may obtain the release of a mortgaged real property from lien of the mortgage by substituting another property of like or better kind acquired by the borrower for the released property, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) payment of a fee equal to
1.00% of the allocated loan amount for the substituted property; (ii) a rating agency confirmation; (iii) a debt service coverage ratio for all of the subject mortgage loan (including the substitute property) of not less than the greater of (x) the debt service coverage ratio for the subject mortgage loan as of the closing date and (y) the debt service coverage ratio for the subject mortgage loan as of the date immediately prior to the substitution; (iv) the net operating income for the substitute property does not show a downward trend over the 3 years prior to the date of the substitution; and (v) no event of default shall have occurred and be continuing.

     In the case of the underlying mortgage loan secured by the portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as
IAC - Oregon Industrial Portfolio, which mortgage loan represents 0.7% of the
Initial Mortgage Pool Balance and 0.8% of the Initial Loan Group No. 1 Balance,
the

                                       84

borrower may obtain the release of a mortgaged real property from the lien of the mortgage by substituting another parcel of like or better kind, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) the ratio of the amount (based on the rental income of the mortgaged properties had they been fully leased less certain expenses) that will be generated from the substituted property (during the 12 month period commencing on the first day of the calendar month following the month during which the calculation is made) (the "IAC Oregon Net Underwritable Cash Flow") to the aggregate payments of principal and interest on the mortgage loan during such period cannot be less than the greater of (x) such ratio for the released property on the origination date of the mortgage loan and (y) the ratio for the released property on the date immediately preceding the date of the substitution; (ii) the IAC Oregon Net Underwritable Cash Flow for the
substituted property does not show a downward trend over the 3 consecutive years prior immediately preceding the date of substitution; and (iii) a rating agency confirmation.

     In the case of the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as IAC 1850 Arthur, which mortgage loan represents 0.1% of the Initial Mortgage Pool Balance and
0.1% of the Initial Loan Group No. 1 Balance, the borrower may obtain the release of the related mortgaged real property from the lien of the mortgage by substituting another property of like or better kind acquired by the borrower for the released property, subject to the satisfaction of certain conditions, including, but not limited to, the following: (i) a loan-to-value ratio of the substituted property of not greater than the lesser of (a) the loan-to-value ratio for the released property on the origination date of the mortgage loan and
(b) the loan-to-value ratio for the released property on the date immediately preceding the date of the substitution; (ii) the ratio of the amount (based on the fully leased rental income from the substituted property less certain expenses) that would be generated from the improvements with respect to the substituted property during the 12-month period commencing on the first day of the calendar month following the month during which the calculation is made (the
"1850 Arthur Net Underwritable Cash Flow") to aggregate payments of principal and interest on the mortgage loan for such period is not less than the greater of (a) the ratio for the released property on the origination date of the mortgage loan and (b) the ratio for the released property on the date immediately preceding the date of substitution; (iii) the IAC 1850 Arthur Net
Underwritable Cash Flow for the substituted property does not show a downward trend over the 3 consecutive years prior immediately preceding the date of substitution; (iv) a rating agency confirmation; and (v) no event of default then exists.

MORTGAGE LOANS WITH AFFILIATED BORROWERS

     Forty-two (42) separate groups of mortgage loans that we intend to include in the trust fund, consisting of a total of 101 mortgage loans, and representing a total of 31.0% of the Initial Mortgage Pool Balance, of which 85 mortgage loans are in loan group no. 1, representing 32.6% of the Initial Loan Group No.
1 Balance, and 16 mortgage loans are in loan group no. 2, representing 16.9% of the Initial Loan Group No. 2 Balance, have borrowers that, in the case of the mortgage loans contained within a particular group, are related such that they have at least one controlling project sponsor or principal in common.

     The table below shows each group of mortgaged real properties that: (a) are owned by the same or affiliated borrowers; and (b) secure in total two or more mortgage loans that may or may not be cross-collateralized and that represent in the aggregate at least 1.0% of the Initial Mortgage Pool Balance. See Annex A-1
to this offering prospectus for identification of additional affiliated borrower groupings.

                                                                                     % OF INITIAL    % OF INITIAL
                                                      CUT-OFF DATE                     MORTGAGE     LOAN GROUP NO.
            LOAN/PORTFOLIO NAME(S)                  PRINCIPAL BALANCE   LOAN GROUP   POOL BALANCE     1/2 BALANCE
-------------------------------------------------   -----------------   ----------   ------------   --------------

1   Ala Moana Portfolio                                $100,000,000          1           2.1%            2.3%
    Moreno Valley Mall                                 $ 88,000,000          1           1.8%            2.1%

2   Crossroads Marketplace                             $ 63,000,000          1           1.3%            1.5%
    Gateway at Burbank                                 $ 31,600,000          1           0.7%            0.7%
    Blue Oaks Marketplace                              $ 28,500,000          1           0.6%            0.7%
    Creekside Place                                    $ 18,600,000          1           0.4%            0.4%

                                       85

3   Fifty West Corporate Center                        $ 56,000,000          1           1.2%            1.3%
    Herndon Square Office Park                         $ 47,500,000          1           1.0%            1.1%
    International Towers Building                      $ 15,200,000          1           0.3%            0.4%

4   Residence Inn - Rosslyn                            $ 46,000,000          1           1.0%            1.1%
    Courtyard by Marriott - Washington Convention
    Center                                             $ 34,000,000          1           0.7%            0.8%
    Residence Inn - DuPont Circle                      $ 17,400,000          1           0.4%            0.4%

5   IAC - CA & WA Industrial Portfolio                 $ 49,000,000          1           1.0%            1.1%
    IAC - Oregon Industrial Portfolio                  $ 35,000,000          1           0.7%            0.8%
    IAC 1850 Arthur                                    $  5,750,000          1           0.1%            0.1%

6   Woodside Corporate Park                            $ 40,000,000          1           0.8%            0.9%
    NNN - Lenox Park (Buildings A & B)                 $ 17,300,000          1           0.4%            0.4%
    Culver Medical Plaza                               $ 14,120,000          1           0.3%            0.3%
    NNN - Lenox Park (Building G)                      $ 12,000,000          1           0.3%            0.3%

7   Northmeadow Business Park                          $ 70,000,000          1           1.5%            1.6%
    Northlake and Atlanta Business Park                $  8,250,000          1           0.2%            0.2%

8   Miracle Mile SC                                    $ 59,600,000          1           1.3%            1.4%
    Oakmont- Raceway Shopping Center                   $  8,700,000          1           0.2%            0.2%

9   Alderwood Plaza                                    $ 30,350,000          1           0.6%            0.7%
    Top Foods - Puyallup, WA                           $ 15,000,000          1           0.3%            0.4%
    Barclay's Portfolio                                $  8,100,000          1           0.2%            0.2%

SIGNIFICANT UNDERLYING MORTGAGE LOANS

     Set forth on Annex B to this offering prospectus are summary descriptions
(including a presentation of selected loan and property information) of the 10 largest mortgage loans and/or groups of cross-collateralized mortgage loans that we intend to include in the trust fund.

     The following table shows certain characteristics of the 10 largest mortgage loans and/or groups of cross-collateralized mortgage loans that we intend to include in the trust fund, by cut-off date principal balance.

                          LOAN    LOAN    PROPERTY
   MORTGAGE LOAN NAME    SELLER    GRP      TYPE       CITY        LOCATION
-----------------------  -------  ----  -----------  ------------  --------

DDR Southeast Pool (1)   LaSalle    1   Retail       Various       Various
CGM AmeriCold Portfolio
   (1)                    CGM       1   Industrial   Various       Various
Greensboro Corporate
   Center (1)            CGM        1   Office       McLean        VA
Hyde Park Apartment
   Portfolio             LaSalle    2   Multifamiy   Chicago       IL
Wachovia Capitol Center  LaSalle    1   Office       Raleigh       NC
Ala Moana Portfolio (1)  LaSalle    1   Various      Honolulu      HI
                                                     Moreno
Moreno Valley Mall       CGM        1   Retail       Valley        CA
3535 Market Street       CGM        1   Office       Philadelphia  PA
Courtyard by Marriot--
   Pasadena              Capmark    1   Hospitality  Pasadena      CA
Columbia Park            Capmark    1   Retail       North Bergen  NJ

   TOTAL/WTD. AVG.

                                                               % OF
                                          CUT-OFF             INITIAL
                                           DATE       % OF      LOAN         CUT-OFF
                             CUT-OFF     PRINCIPAL   INITIAL   GROUP           DATE
                              DATE        BALANCE   MORTGAGE    NO.     U/W  LOAN-TO
                            PRINCIPAL     PER SF/     POOL      1/2     NCF   VALUE
   MORTGAGE LOAN NAME        BALANCE     UNIT/ROOM   BALANCE  BALANCE  DSCR   RATIO
-----------------------  --------------  ---------  --------  -------  ----  -------

DDR Southeast Pool (1)   $  442,500,000   $    121     9.3%    10.4%   1.49x  63.39%
CGM AmeriCold Portfolio
   (1)                   $  145,000,000         77     3.0      3.4    1.83   77.92
Greensboro Corporate
   Center (1)            $  130,000,000        296     2.7      3.0    1.10   67.71
Hyde Park Apartment
   Portfolio             $  123,150,000    129,495     2.6     25.2    1.61   78.43
Wachovia Capitol Center  $  120,300,000        215     2.5      2.8    1.35   77.61
Ala Moana Portfolio (1)  $  100,000,000        603     2.1      2.3    1.81   51.51

Moreno Valley Mall       $   88,000,000        186     1.8      2.1    1.31   74.58
3535 Market Street       $   85,000,000        195     1.8      2.0    1.24   73.91
Courtyard by Marriot--
   Pasadena              $   75,000,000    238,854     1.6      1.8    1.45   80.04
Columbia Park            $   71,000,000        256     1.5      1.7    1.55   76.34
                         --------------               ----             ----   -----
   TOTAL/WTD. AVG.       $1,379,950,000               29.0%            1.49x  69.98%

                                       86

----------
(1)  In the case of each of the DDR Southeast Pool Mortgage Loan, the CGM
     AmeriCold Portfolio Mortgage Loan, the Greensboro Corporate Center Mortgage
     Loan and the Ala Moana Portfolio Mortgage Loan, the Cut-off Date Principal
     Balance Per SF/Unit, U/W NCF DSCR and Cut-off Date Loan-to-Value Ratio were calculated based on the balance of the subject underlying mortgage loan and the mortgage loan(s) in the related loan combination with which that mortgage loan is pari passu in right of payment but not with respect to any mortgage loan that is subordinate to the subject underlying mortgage loan.

TERMS AND CONDITIONS OF THE UNDERLYING MORTGAGE LOANS

     Due Dates. Subject, in some cases, to a next business day convention:

     o    two hundred (200) of the mortgage loans that we intend to include in the trust fund, representing 54.2% of the Initial Mortgage Pool
          Balance, of which 160 mortgage loans are in loan group no. 1, representing 52.1% of the Initial Loan Group No. 1 Balance, and 40
          mortgage loans are in loan group no. 2, representing 73.1% of the
          Initial Loan Group No. 2 Balance, provide for scheduled payments of principal and/or interest to be due on the first day of each month;

     o    one hundred twelve (112) of the mortgage loans that we intend to include in the trust fund, representing 33.2% of the Initial Mortgage
          Pool Balance, of which 103 mortgage loans are in loan group no. 1, representing 34.4% of the Initial Loan Group No. 1 Balance, and nine
          (9) mortgage loans are in loan group no. 2, representing 22.3% of the
          Initial Loan Group No. 2 Balance, provide for scheduled payments of principal and/or interest to be due on the sixth day of each month;

     o    one (1) of the mortgage loans that we intend to include in the trust fund, representing 9.3% of the Initial Mortgage Pool Balance and 10.4%
          of the Initial Loan Group No. 1 Balance, provides for scheduled payments of principal and/or interest to be due on the fifth day of each month; and

     o    six (6) of the mortgage loans that we intend to include in the trust fund, representing 3.3% of the Initial Mortgage Pool Balance, of which five (5) mortgage loans are in loan group no. 1, representing 3.2% of the Initial Loan Group No. 1 Balance, and one (1) mortgage loan is in loan group no. 2, representing 4.6% of the Initial Loan Group No. 2
          Balance, provide for scheduled payments of principal and/or interest to be due on the eleventh day of each month.

     Six (6) underlying mortgage loans, representing 3.3% of the Initial
Mortgage Pool Balance of which five (5) underlying mortgage loans are in loan group no. 1, representing 3.2% of the Initial Loan Group No. 1 Balance, and one
(1) underlying mortgage loan is in loan group no. 2, representing 4.6% of the
Initial Loan Group No. 2 Balance, have a due date in August 2007 (and each month thereafter) that is subsequent to the determination date in such month. In the case of each of those underlying mortgage loans, the applicable master servicer has agreed, to the extent necessary, to advance the amount of the monthly payment due each month and not to receive interest thereon except to the extent that the delinquency extends beyond the actual due date. The maturity date for each of those underlying mortgage loans occurs before the determination date in the applicable calendar month, and the applicable master servicer has agreed to make up, without reimbursement, any interest shortfall resulting from such maturity date being less than a full month after the prior due date. For purposes of calculating distributions on the series 2007-C6 certificates, any such "make-up payments" will be treated as if they were made by the respective borrowers.

     Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans that we intend to include in the trust fund bears interest at a mortgage rate that, in the absence of default, is fixed until maturity. However, as described under "--ARD Loans" below, each ARD Loan will accrue interest after its anticipated repayment date at a rate that is in excess of its mortgage rate prior to that date.

                                       87

     The current mortgage rate for each of the mortgage loans that we intend to include in the trust fund is shown on Annex A-1 to this offering prospectus. As of the cut-off date, those mortgage rates ranged from 5.0200% per annum to
6.9000% per annum, and the weighted average of those mortgage rates was 5.7314%
per annum. As of the cut-off date the mortgage rates for the mortgage loans in loan group no. 1 ranged from 5.0200% per annum to 6.9000% per annum, and the weighted average of those mortgage rates was 5.7216% per annum. As of the cut-off date the mortgage rates for the mortgage loans in loan group no. 2 ranged from 5.2250% per annum to 6.2800% per annum, and the weighted average of those mortgage rates was 5.8177% per annum.

     Except if an ARD Loan remains outstanding past its anticipated repayment date, none of the mortgage loans that we intend to include in the trust fund provides for negative amortization or for the deferral of interest.

     Three hundred seventeen (317) of the underlying mortgage loans, representing 99.1% of the Initial Mortgage Pool Balance, of which 267 mortgage loans are in loan group no. 1, representing 99.0% of the Initial Loan Group No.
1 Balance and 50 mortgage loans are in loan group no. 2, representing 100.0% of the Initial Loan Group No. 2 Balance, will accrue interest on an Actual/360
Basis. Two (2) of the underlying mortgage loans, representing 0.9% of the
Initial Mortgage Pool Balance and 1.0% of the Initial Loan Group No. 1 Balance,
will accrue interest on a 30/360 Basis.

     Balloon Loans. Three hundred ten (310) of the mortgage loans that we intend to include in the trust fund, representing 97.4% of the Initial Mortgage Pool
Balance, of which 260 mortgage loans are in loan group no. 1, representing 97.1%
of the Initial Loan Group No. 1 Balance and 50 mortgage loans are in loan group
no. 2, representing 100.0% of the Initial Loan Group No. 2 Balance, are in each case characterized by:

     o    an amortization schedule that is significantly longer than the actual term of the mortgage loan or for no amortization prior to stated
          maturity; and

     o    a substantial payment, or balloon payment, being due with respect to the mortgage loan on its stated maturity date.

     Seventy (70) of the balloon mortgage loans that we intend to include in the trust fund, representing 48.8% of the Initial Mortgage Pool Balance, of which 63 mortgage loans are in loan group no. 1, representing 49.8% of the Initial Loan
Group No. 1 Balance, and seven (7) mortgage loans are in loan group no. 2, representing 39.4% of the Initial Loan Group No. 2 Balance, provide for payments of interest only until maturity. Another 145 of the balloon mortgage loans that we intend to include in the trust fund, representing 37.1% of the Initial
Mortgage Pool Balance, of which 122 mortgage loans are in loan group no. 1, representing 35.9% of the Initial Loan Group No. 1 Balance and 23 mortgage loans are in loan group no. 2, representing 47.3% of the Initial Loan Group No. 2
Balance, provide for payments of interest only for periods ending prior to maturity and ranging from the first payment to the first 72 payments following origination and prior to amortization.

     ARD Loans. Eight mortgage loans that we intend to include in the trust fund, representing 2.6% of the Initial Mortgage Pool Balance and 2.9% of the
Initial Loan Group No. 1 Balance, are each characterized by the following features:

     o    A maturity date that is generally 30 years following origination.

     o    The designation of an anticipated repayment date that is generally seven to ten years following origination. The anticipated repayment date for each ARD Loan is listed on Annex A-1 to this offering prospectus.

     o    The ability of the related borrower to prepay the mortgage loan, without restriction, including without any obligation to pay a prepayment premium or a yield maintenance charge, at any time on or after a date that is no earlier than three (3) months prior to the related anticipated repayment date.

                                       88

     o    Until its anticipated repayment date, the calculation of interest at its initial mortgage rate.

     o    From and after its anticipated repayment date, the accrual of interest at a revised annual rate that will be at least two percentage points in excess of its initial mortgage rate.

     o    The deferral of any additional interest accrued with respect to the mortgage loan from and after the related anticipated repayment date at the difference between its revised mortgage rate and its initial mortgage rate. This Post-ARD Additional Interest may, in some cases, to the extent permitted by applicable law, compound at the new revised mortgage rate. Any Post-ARD Additional Interest accrued with respect to the mortgage loan following its anticipated repayment date will not be payable until the entire principal balance of the mortgage loan has been paid in full.

     o    From and after its anticipated repayment date, the accelerated amortization of the mortgage loan out of any and all monthly cash flow from the corresponding mortgaged real property that remains after payment of the applicable monthly debt service payments and permitted operating expenses and capital expenditures and the funding of any required reserves. These accelerated amortization payments and the
          Post-ARD Additional Interest are considered separate from the monthly debt service payments due with respect to the mortgage loan.

     Five (5) of the ARD Loans that we intend to include in the trust fund, representing 1.4% of the Initial Mortgage Pool Balance and 1.5% of the Initial
Loan Group No. 1 Balance, provide for payments of interest only for the first 24 to 60 payments following origination. Two (2) of the ARD Loans that we intend to include in the trust fund, representing 1.0% of the Initial Mortgage Pool
Balance and 1.1% of the Initial Loan Group No. 1 Balance, provide for payments of interest only until the related anticipated repayment date.

     In the case of each of the ARD Loans that we intend to include in the trust fund, the related borrower has either entered into a cash management agreement or has agreed to enter into a cash management agreement on or prior to the anticipated repayment date if it has not previously done so. The related borrower or the manager of the corresponding mortgaged real property will be required under the terms of that cash management agreement to deposit or cause the deposit of all revenue from that property received after the anticipated repayment date into a lockbox account designated by the lender under the loan documents for the related ARD Loan.

     Fully Amortizing Loans. One (1) mortgage loan that we intend to transfer to the issuing entity, representing 0.04% of the Initial Mortgage Pool Balance and
0.05% of the Initial Loan Group No. 1 Balance, has a payment schedule that provides for its payment in full or substantially in full by its maturity date.
This mortgage loan does not provide for any of the repayment incentives associated with a mortgage loan that has an anticipated repayment date.

     Prepayment Provisions.

     General. As indicated on Annex A-1 to this offering prospectus, all of the mortgage loans that we intend to transfer to the issuing entity currently (as of the cut-off date) provide for a prepayment lock-out period, during which the principal balance of the mortgage loan may not be voluntarily prepaid in whole or in part, and which lock-out period will be followed by one or both of:

     o    a defeasance period, during which voluntary prepayments are still prohibited, but the related borrower may obtain a full or partial release of the related mortgaged real property through defeasance; or

     o    a prepayment consideration period, during which voluntary prepayments are permitted, subject to the payment of a yield maintenance premium or other additional consideration for the prepayment.

                                       89

     Notwithstanding the foregoing prepayment restrictions, several of the underlying mortgage loans allow for exceptions to their standard prepayment restrictions, including, but not limited to: (i) partial prepayments up to a specified amount or a specified percentage of the original or outstanding loan amount; (ii) partial prepayments in connection with the release of a particular parcel of the related mortgaged real property; and (iii) a required repayment of the subject mortgage loan, in whole or in part, if a specified condition is not satisfied by a designated date. These prepayments may be permitted or required notwithstanding that a prepayment lock-out period is otherwise in effect and may not be accompanied by prepayment consideration. See the footnotes to Annex A-1 of this offering prospectus. For example:

     o    one of the underlying mortgage loans, secured by a portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as DDR Southeast Pool, which mortgage loan represents 9.3%
          of the Initial Mortgage Pool Balance and 10.4% of the Initial Loan
          Group No. 1 Balance, may be prepaid from time to time in an amount up to 10% of the original outstanding principal balance of the mortgage loan in the aggregate without any prepayment premium or yield maintenance charge;

     o    in connection with the partial release of individual mortgaged properties, one of the underlying mortgage loans, secured by a portfolio of mortgaged real properties identified on Annex A-1 to this offering prospectus as Hyde Park Apartment Portfolio, which mortgage loan represents 2.6% of the Initial Mortgage Pool Balance and 25.2% of
          the Initial Loan Group No. 2 Balance, permits the mortgage loan borrower to prepay up to $11,500,000 of the principal balance at any time before the maturity of the loan;

     o    one of the underlying mortgage loans, secured by a mortgaged real property identified on Annex A-1 to this offering prospectus as
          Wachovia Capitol Center, which mortgage loan represents 2.5% of the
          Initial Mortgage Pool Balance and 2.8% of the Initial Loan Group No. 1
          Balance, may be prepaid beginning on March 1, 2012, and during each subsequent calendar year, in an amount up to 1% of the original principal balance of the mortgage loan without any prepayment premium or yield maintenance charge; and

     o    in the case of the underlying mortgage loans secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as
          Regions Bank, which mortgage loan represents 0.02% of the Initial
          Mortgage Pool Balance and 0.03% of the Initial Loan Group No. 1
          Balance, if the sole tenant does not receive the regulatory approval by the Federal Deposit Insurance Corporation to commence occupancy of the related mortgaged property and does not provide a tenant estoppel to lender evidencing such regulatory approval by October 31, 2007, then the entire unpaid principal amount of the mortgage loan will be due and payable no later than November 30, 2007. In connection with such prepayment, no fee or defeasance payment is required.

     The prepayment terms of each of the mortgage loans that we intend to include in the trust fund are set forth in Annex A-1 to this offering prospectus.

     Generally, the prepayment restrictions relating to each of the underlying mortgage loans do not apply to prepayments arising out of a casualty or condemnation of the corresponding mortgaged real property. Prepayments of this type are generally not required to be accompanied by any prepayment consideration. In addition, several of the mortgage loans that we intend to include in the trust fund also permit the related borrower to prepay the entire principal balance of the mortgage loan remaining, without prepayment consideration, after application of insurance proceeds or a condemnation award to a partial prepayment of the mortgage loan, provided that such prepayment of the entire principal balance is made within a specified time period following the date of such application. In the case of certain mortgage loans, if the entire principal balance is not prepaid, the monthly principal and interest payment is reduced to reflect the smaller principal balance.

                                       90

     Also notwithstanding the foregoing prepayment restrictions, prepayments may occur in connection with loan defaults (including, if applicable, as a result of the exercise of related purchase options by other creditors) and, in certain cases, out of cash holdbacks where certain conditions relating to the holdback have not been satisfied. Prepayment premiums and/or yield maintenance charges may not be collectable in connection with prepayments of this type.

     The aggregate characteristics of the prepayment provisions of the underlying mortgage loans will vary over time as:

     o    lock-out periods expire and mortgage loans enter periods during which prepayment consideration may be required in connection with principal prepayments and, thereafter, enter open prepayment periods; and

     o    mortgage loans are prepaid, repurchased, replaced or liquidated following a default or as a result of a delinquency.

     Prepayment Lock-Out or Prepayment Lock-Out/Defeasance Periods. As of the
cut-off date, except as otherwise described under "--Terms and Conditions of the
Underlying Mortgage Loans--Prepayment Provisions--General" above, the initial prepayment lock-out period is currently in effect for all of the mortgage loans that we intend to include in the trust fund. With respect to 259 underlying mortgage loans for which the initial prepayment lock-out period is currently in effect, collectively representing 76.9% of the Initial Mortgage Pool Balance, of which 217 mortgage loans are in loan group no. 1, representing 76.1% of the
Initial Loan Group No. 1 Balance, and 42 mortgage loans are in loan group no. 2, representing 83.9% of the Initial Loan Group No. 2 Balance, the initial prepayment lock-out period is followed by a defeasance period during which principal prepayments are still prohibited. See "--Terms and Conditions of the
Underlying Mortgage Loans--Defeasance Loans" below.

     Set forth below is information regarding the remaining terms of the prepayment lock-out period and any defeasance period for the underlying mortgage loans:

     o    the maximum remaining prepayment lock-out period and, if applicable, defeasance period as of the cut-off date is 174 months with respect to the entire mortgage pool, 174 months with respect to loan group no. 1 and 118 months with respect to loan group no. 2,

     o    the minimum remaining prepayment lock-out period and, if applicable, defeasance period as of the cut-off date is 21 months with respect to the entire mortgage pool, 21 months with respect to loan group no. 1 and 24 months with respect to loan group no. 2, and

     o    the weighted average remaining prepayment lock-out period and, if applicable, defeasance period as of the cut-off date is 86 months with respect to the entire mortgage pool, 85 months with respect to loan group no. 1 and 96 months with respect to loan group no. 2.

     Four (4) underlying mortgage loans, collectively representing 1.5% of the
Initial Mortgage Pool Balance of which three (3) mortgage loans are in Loan
Group No. 1, representing 1.0% of the Initial Loan Group No. 1 Balance, and one
(1) mortgage loan is in Loan Group No. 2, representing 5.5% of the Initial Loan
Group No. 2 Balance, respectively, provide in each such case for a period following the initial prepayment lock-out period during which the related borrower may either prepay the subject mortgage loan with prepayment consideration or defease the subject mortgage loan. These four (4) mortgage loans are not included in the 260 underlying mortgage loans referred to above that have defeasance periods after their initial prepayment lock-out periods.

     Prepayment Consideration. Sixty (60) of the mortgage loans that we intend to include in the trust fund, representing 23.1% of the Initial Mortgage Pool
Balance, of which 52 mortgage loans are in loan group no. 1, representing 23.9%
of the Initial Loan Group No. 1 Balance, and 8 mortgage loans are in loan group
no. 2,

                                       91

representing 16.1% of the Initial Loan Group No. 2 Balance, each provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term, commencing at origination or at the expiration of an initial prepayment lock-out period. That prepayment consideration is calculated on the basis of a yield maintenance formula or a yield maintenance formula plus an additional specified percentage of the principal amount prepaid, that is, in some cases, subject to a minimum amount equal to a specified percentage of the principal amount prepaid.

     In the case of four (4) of the 59 mortgage loans referred to above, representing 1.5% of the Initial Mortgage Pool Balance of which three (3)
mortgage loans are in Loan Group No. 1, representing 1.0% of the Initial Loan
Group No. 1 Balance, and one (1) mortgage loan is in Loan Group No. 2, representing 5.5% of the Initial Loan Group No. 2 Balance, respectively, the related loan documents provide that during all or part of their respective prepayment consideration periods, the related borrower may elect to defease the mortgage loan.

     Prepayment consideration received on the underlying mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the series 2007-C6 certificateholders, in the amounts and in accordance with the priorities, described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this offering prospectus. Certain limitations exist under applicable state law on the enforceability of the provisions of the underlying mortgage loans that require payment of prepayment premiums or yield maintenance charges.
Neither we nor any of the underwriters and/or mortgage loan sellers makes any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of those mortgage loans. See "Legal
Aspects of Mortgage Loans--Default Interest and Limitations on Prepayments" in
the accompanying base prospectus.

     Proceeds received in connection with the liquidation of any defaulted mortgage loan in the trust fund may be insufficient to pay any prepayment premium or yield maintenance charge due in connection with such involuntary prepayment.

     Open Prepayment Periods. All of the mortgage loans that we intend to include in the trust fund, provide for an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration. Those open prepayment periods range between 2 and 39 payments up to and including the related stated maturity date or, in the case of an ARD
Loan, up to and including the related anticipated repayment date.

     Defeasance Loans. Two hundred fifty-nine (259) of the mortgage loans that we intend to include in the trust fund, representing 76.9% of the Initial
Mortgage Pool Balance, of which 217 mortgage loans are in loan group no. 1, representing 76.1% of the Initial Loan Group No. 1 Balance, and 42 mortgage loans are in loan group no. 2, representing 83.9% of the Initial Loan Group No.
2 Balance, each permit the related borrower to deliver U.S. Treasury obligations or certain other government-related securities as substitute collateral for all or a portion of the related mortgaged real property, but prohibit voluntary prepayments during the defeasance period.

     Each of these mortgage loans permits the related borrower, during specified periods and subject to specified conditions, to pledge to the holder of the mortgage loan the requisite amount of U.S. Treasury obligations or other government securities and obtain a full or partial release of the mortgaged real property or properties. In general, the U.S. Treasury obligations or other government securities that are to be delivered in connection with the defeasance of any mortgage loan must provide for a series of payments that:

     o    will be made on or prior, but as closely as possible, to all successive due dates through and including the maturity date (or, in some cases, through and including the beginning of the subject mortgage loan's open prepayment period); and

                                       92

     o    will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment, including any applicable balloon payment, scheduled to be due on that date, with any excess to be returned to the related borrower.

     For purposes of determining the defeasance collateral for an ARD Loan, that mortgage loan will be treated as if a balloon payment is due on its anticipated repayment date.

     Generally, in connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the issuing entity a first priority security interest in the collateral.

     No borrower will be permitted to defease the related mortgage loan prior to the second anniversary of the date of initial issuance of the offered certificates.

     Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans that we intend to include in the trust fund contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed below, these clauses either:

     o    permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property; or

     o    prohibit the borrower from doing so without the consent of the holder of the mortgage.

     See "Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance
Provisions" in the accompanying base prospectus.

     All of the mortgage loans that we intend to include in the trust fund permit one or more of the following types of transfers:

     o    transfers of the corresponding mortgaged real property or of ownership interests in the related borrower if specified conditions are satisfied;

     o    a transfer of the corresponding mortgaged real property or of ownership interests in the related borrower to a person that is affiliated with or otherwise related to the borrower;

     o    transfers of the corresponding mortgaged real property or of ownership interests in the related borrower to specified entities or types of entities;

     o    transfers of ownership interests in the related borrower for estate-planning purposes;

     o    transfers of non-controlling ownership interests in the related borrower;

     o    involuntary transfers caused by the death of any owner, general partner or manager of the related borrower;

     o    changes of ownership among existing partners or members of the related borrower;

     o    issuance by a related borrower of new partnership or membership interests; or

     o    other transfers similar to the foregoing.

                                       93

ADDITIONAL LOAN AND PROPERTY INFORMATION

     Escrows and Reserves. Information regarding escrows and reserves with respect to the underlying mortgage loans is presented on Annex A-1 to this offering prospectus.

     Delinquency and Loss Information. None of the mortgage loans that we intend to include in the trust fund are 30 days or more delinquent with respect to any monthly debt service payment as of the cut-off date. Further, none of the mortgage loans that we intend to include in the trust fund were 30 days or more delinquent with respect to any monthly debt service payment at any time since origination of the subject underlying mortgage loan. None of the mortgage loans that we intend to include in the trust have experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

     Tenant Matters. Described and listed below are certain special considerations regarding tenants at the mortgaged real properties securing the mortgage loans that we intend to include in the trust fund:

     o    Two hundred sixty-two (262) of the mortgaged real properties, securing
          45.0% of the Initial Mortgage Pool Balance, and 50.2% of the Initial
          Loan Group No. 1 Balance, are each a commercial property that is leased, in whole or in part, to one or more tenants that, in each case, occupies 25% or more of the net rentable area of the particular property.

     o    Ninety-three (93) of those mortgaged real properties, securing 13.3%
          of the Initial Mortgage Pool Balance and 14.8% of the Initial Loan
          Group No. 1 Balance, are each a commercial property that is leased, in whole or in part, to a tenant that occupies 100% or nearly 100% of the net rentable area of the particular property.

     o    There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

     o    Certain of the multifamily rental properties are properties that have material concentrations of student tenants or that constitute a student housing facility.

     o    Certain of the multifamily rental properties receive rent subsidies from the United States Department of Housing and Urban Development
          under its Section 8 program or otherwise. Certain of the mortgaged real properties are subject to state private housing finance laws which grant the related state authority broad powers including, without limitation, to consent to changes to the loan documents and prohibit the sale of the property without the consent of the state authority.

     o    Certain of the multifamily rental properties are subject to rent stabilization laws limiting the amount of rent that may be charged by the related borrower.

     o    With respect to certain of the mortgage loans, the related borrower has given to certain tenants, or third parties, or the project developer has retained, an option to purchase, a right of first refusal or a right of first offer to purchase all or a portion of the related mortgaged real property in the event a sale is contemplated or in connection with a prohibited use or other specified event. This may impede the lender's ability to sell the related mortgaged real property at foreclosure, or, upon foreclosure, this may affect the value and/or marketability of the related mortgaged real property.

     o    With respect to certain of the underlying mortgage loans, one or more tenants (which may include significant tenants) have lease expiration dates or early termination options that occur prior to the maturity date of the related underlying mortgage loan. Additionally, underlying mortgage loans may have concentrations of leases expiring at varying rates in varying percentages prior to the

                                       94

          related maturity date and in some situations, all of the leases, at a mortgaged real property may expire prior to the related maturity date.
          Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties.

     o    Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who may have certain rights to cancel their leases or reduce the rent payable with respect to such lease at any time for, among other reasons, a lack of appropriations or upon notice.

     o    With respect to certain of the mortgage loans, one or more of the tenants at the related mortgaged real property have yet to take possession of their leased premises or may have taken possession of their leased premises but have yet to open their respective businesses to the general public and, in some cases, may not have commenced paying rent under their leases. For example, with respect to the mortgaged real property identified on Annex A-1 to this offering prospectus as Regions Bank, which property secures a mortgage loan representing 0.02% of the Initial Mortgage Pool Balance an 0.03% of
          the Initial Loan Group No. 1 Balance, the single tenant, Regions Bank, is not opened for business. As of the date of the closing of the mortgage loan, Regions Bank was paying rent under its lease, but in order to start occupying the property Regions Bank must obtain certain approvals from the Federal Deposit Insurance Corporation. If Regions
          Bank has not received its regulatory approvals and provided a tenant estoppel to lender evidencing such regulatory approvals by October 31,
          2007, then the entire unpaid principal amount on the mortgage loan will be due and payable no later than November 30, 2007. In connection with such prepayment, no prepayment fee or defeasance payment shall be required. We cannot assure you that Regions Bank will obtain the necessary approvals or that the loan will not be prepaid.

Ground Leases. Nine (9) of the mortgage loans that we intend to include in the trust fund, collectively representing 2.6% of the Initial Mortgage Pool Balance and 2.9% of the Initial Loan Group No. 1 Balance, are each secured by a mortgage lien on the borrower's leasehold interest in the corresponding mortgaged real property, but not on the fee simple interest in that property. Three (3) of the mortgage loans that we intend to include in the trust fund, collectively representing 2.6% of the Initial Mortgage Pool Balance and 2.9% of the Initial
Loan Group No. 1 Balance, are each secured by a mortgage lien on the borrower's leasehold interest in certain portions of the corresponding mortgaged real property and on the borrower's fee simple interest in the remainder of the mortgaged real property (or, in the case of one (1) of these three (3) mortgage loans, involving portfolios of multiple properties, on the related borrower's leasehold interest in some of the subject mortgaged real properties and borrower's fee simple interest in the remaining subject mortgaged real properties). With respect to all of these mortgage loans, the term of the related ground lease, after giving effect to all extension options exercisable by the lender, expires more than 10 years after the stated maturity date of the related mortgage loan, and the related ground lessor has agreed to give, or the related ground lease provides that the ground lessor must give, the holder of each leasehold mortgage loan we intend to include in the trust fund notice of, and the right to cure, any curable default or breach by the ground lessee.

     Additional and Other Financing.

     Additional Secured Debt. In the case of each of the underlying mortgage loans described under "--The Loan Combinations" below, the related mortgaged real property or properties also secure one or more related mortgage loans that are not included in the trust fund. See "--The Loan Combinations" below for a more detailed description of the related co-lender arrangement and the priority of payments among the mortgage loans comprising each such loan combination.

                                       95

     As indicated under "Risk Factors--Some of the Mortgaged Real Properties Are
or May Be Encumbered by Additional Debt and the Ownership Interests in some
Borrowers Have Been or May Be Pledged to Secure Debt Which, in Either Case, May
Reduce the Cash Flow Available to the Subject Mortgaged Real Property" in this offering prospectus, in the case of four (4) mortgage loans, representing 2.9%
of the Initial Mortgage Pool Balance, of which three (3) mortgage loans are in loan group no. 1, representing 3.1% of the Initial Loan Group No. 1 Balance, and
one (1) mortgage loan is in loan group no. 2, representing 1.4% of the Initial
Loan Group No. 2 Balance, the related borrowers are permitted to incur subordinated indebtedness secured by their related mortgaged real properties as identified in the table below.

                                MORTGAGE LOAN       MAXIMUM          MINIMUM
                                 CUT-OFF DATE    COMBINED LTV     COMBINED DSCR
   MORTGAGED PROPERTY NAME         BALANCE      RATIO PERMITTED     PERMITTED
-----------------------------   -------------   ---------------   -------------
Wachovia Capitol Center          $120,300,000         80%(1)          1.10x
1515 Garnet Mine Road(1)         $  9,500,000         90%             1.10x
Stonefield Village Apartments    $  6,635,000         85%             1.10x
IonBond, Inc.                    $  1,498,518         50%             1.10x

----------
(1)  At borrower's option, either future secured debt or future mezzanine debt is permitted, subject to satisfaction of certain conditions.

     In addition to the foregoing, in the case of one (1) mortgage loan, secured by the mortgaged property identified on Annex A-1 of this offering prospectus as
Pavillion Center, and representing 0.2% of the Initial Mortgage Pool Balance and
0.2% of the Initial Loan Group No. 1 Balance, the related borrower is not prohibited by the loan documents from incurring any additional debt secured by the mortgaged property. However, the related borrower has agreed that it will not incur any additional debt secured by the mortgaged real property after to the occurrence of any of the following events: (a) the outstanding balance of all debt of the borrower exceeds 40% of the market value of the assets of the borrower and (b) the combined debt service coverage ratio of all assets of borrower falls below 2.0x (each, an "SPE Trigger Event"). Within 90 days of the occurrence of an SPE Trigger Event, the borrower must transfer the mortgaged real property to a special purpose entity satisfactory to lender. If borrower fails to timely transfer the mortgaged real property to a special purpose entity, then (at the lender's sole discretion) either (a) the Pavillion Center mortgage loan will become full recourse to the borrower or (b) an event of default will exist.

     Mezzanine Debt. As indicated under "Risk Factors--Some of the Mortgaged
Real Properties Are or May Be Encumbered by Additional Debt and the Ownership
Interests in Some Borrowers Have Been or May Be Pledged to Secure Debt Which, in
Either Case, May Reduce the Cash Flow Available to the Subject Mortgaged Real
Property" in this offering prospectus, in the case of eight (8) mortgage loans that we intend to include in the trust fund, representing 5.4% of the Initial
Mortgage Pool Balance, of which seven (7) mortgage loans are in loan group no.
1, representing 5.9% of the Initial Loan Group No. 1 Balance, and one (1)
mortgage loans are in loan group no. 2, representing 1.6% of the Initial Loan
Group No. 2 Balance, one or more of the principals of the related borrower have incurred mezzanine debt as indicated below.

                                                      ORIGINAL                       MATURITY DATE   INTEREST RATE
                                 MORTGAGE LOAN       MEZZANINE         AGGREGATE      OF MEZZANINE    ON MEZZANINE
 MORTGAGED PROPERTY NAME     CUT-OFF DATE BALANCE   DEBT BALANCE     DEBT BALANCE         LOAN            LOAN
--------------------------   --------------------   ------------     ------------    -------------   -------------

Culver Center                     $64,000,000        $ 8,000,000     $72,000,000         5/4/17          10.5%
City Crescent                     $57,750,000        $ 7,700,000      65,450,000         7/6/12          6.15%
IAC - CA & WA Industrial
   Portfolio                      $49,000,000        $38,275,000     $87,275,000         7/1/12          5.72%
IAC - Oregon Industrial
   Portfolio                      $35,000,000        $28,725,000     $63,725,000         7/1/12          5.72%
University Shopping Center        $16,800,000        $ 4,918,250     $21,718,250        9/28/07(1)       13.0%
South Jordan Market Place         $15,650,000            (2)         $23,650,000(2)       (3)             (3)

                                       96

South Jordan Town Center          $12,700,000            (2)         $20,700,000(2)       (3)             (3)
The Oaks of McCandless            $ 8,000,000        $ 1,128,700     $ 9,128,700        3/16/17          11.5%

----------
(1)  Borrower may extend maturity date of mezzanine loan to March 28, 2008.

(2)  Aggregate mezzanine debt balance totaling $8,000,000 on both loans.

(3)  Not available at this time, will be updated prior to pricing.

     Certain of the above-referenced mezzanine loans are held by the related mortgage loan seller as mezzanine lender. In the case of each of the above-
referenced underlying mortgage loans as to which equity owners of the related borrowers have incurred mezzanine debt, the mezzanine loan is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which, generally, the mezzanine lender--

     o    has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade, withdrawal or qualification of the then-current ratings of the offered certificates, unless certain conditions are met relating to the identity and status of the transferee of the collateral and the replacement property manager and, in certain cases, the delivery of an acceptable non-consolidation opinion letter by counsel;

     o    has subordinated and made junior its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral);

     o    has the option to purchase the related mortgage loan if that mortgage loan becomes a defaulted mortgage loan or to cure the default; and

     o    may have certain consent and/or approval rights with respect to actions to be taken by the holder of the related underlying mortgage loan.

     The table below identifies, by mortgage loan name set forth on Annex A-1 to this offering prospectus, those 37 mortgage loans, collectively representing
32.4% of the Initial Mortgage Pool Balance, of which 35 mortgage loans are in loan group no. 1, representing 32.6% of the Initial Loan Group No. 1 Balance and
two (2) mortgage loans are in loan group no. 2, representing 30.7% of the
Initial Loan Group No. 2 Balance, respectively, for which the owners of the related borrowers are permitted to pledge their ownership interests in the borrower as collateral for mezzanine debt. The incurrence of this mezzanine indebtedness is generally subject to certain conditions that may include any one or more of the following:

     o    consent of the mortgage lender;

     o    satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related underlying mortgage loan and the subject mezzanine debt may not exceed a specified percentage and/or debt service coverage tests, which provide that the combined debt service coverage ratio of the related underlying mortgage loan and the subject mezzanine loan may not be less than a specified amount;

     o    subordination of the mezzanine debt pursuant to a subordination and intercreditor agreement; and/or

     o    confirmation from each rating agency that the mezzanine financing will not result in a downgrade, qualification or withdrawal of the then current ratings of the offered certificates.

                                       97

                                                                           MAXIMUM           MINIMUM
                                                    MORTGAGE LOAN        COMBINED LTV       COMBINED
               MORTGAGE LOAN NAME               CUT-OFF DATE BALANCE   RATIO PERMITTED   DSCR PERMITTED
---------------------------------------------   --------------------   ---------------   --------------

DDR Southeast Pool                                  $442,500,000             75%                1.10x
Hyde Park Apartment Portfolio                       $123,150,000             90%                1.10x
Wachovia Capitol Center                             $120,300,000             80%                1.10x
Ala Moana Portfolio                                 $100,000,000           64.5%                1.45x
Moreno Valley Mall                                  $ 88,000,000             70%          1.30x/1.15x(7)
Columbia Park                                       $ 71,000,000             90%                1.05x
Miracle Mile SC                                     $ 59,600,000             85%                1.05x
Fifty West Corporate Center                         $ 56,000,000             80%                1.20x
Herndon Square Office Park                          $ 47,500,000             80%                1.20x
Residence Inn - Rosslyn(5)                          $ 46,000,000             80%                1.75x
Renaissance Club Sport - Walnut Creek(5)            $ 43,879,983             80%                1.45x
Courtyard by Marriott - Washington Convention
   Center(5)                                        $ 34,000,000             80%                1.75x
Alderwood Plaza                                     $ 30,350,000             85%                1.15x
Forest Ridge Apartments                             $ 26,775,000             85%                1.25x
2, 4 & 6 Omni Way                                   $ 23,050,000             90%                1.05x
Regency Court                                       $ 22,700,000             85%                1.10x
Gateway Plaza                                       $ 20,720,000             80%                1.10x
Residence Inn - DuPont Circle(5)                    $ 17,400,000             80%                1.45x
Bursca Business Park                                $ 17,000,000             85%                1.05x
International Towers Building                       $ 15,200,000             80%                1.20x
Windsor Commerce Center                             $ 13,176,000             80%                1.20x
1556 20th Street                                    $ 12,700,000             85%                1.10x
Riverbirch Corner Shopping Center                   $ 12,080,000             85%                1.07x
Bald Mountain                                       $ 11,000,000             85%                1.07x
Quality Inn & Suites - Dulles, VA                   $ 10,979,388             90%                1.10x
1515 Garnet Mine Road(6)                            $  9,500,000             90%                1.10x
Ransley Square                                      $  9,000,000             90%(1)             1.20x(1)
Metro Plaza                                         $  8,091,000             90%                1.10x
2308 Broadway                                       $  7,350,000             85%                1.10x
580 Howard Street                                   $  7,200,000             85%                1.10x
Regal Theatre                                       $  6,984,285             85%                1.07x
Village on the Green                                $  6,200,000             90%(2)             1.15x(2)
Hampton Inn - Victoria                              $  5,800,000             (3)                  (3)
Holiday Inn Express & Suites - Grand Prairie        $  5,240,140             (3)                  (3)
La Quinta Inn & Suites                              $  5,094,903             (4)                  (4)
Centennial Area Learning Center                     $  4,500,000             80%                1.20x
2345 West Ryan Road                                 $  2,120,929             85%                1.07x

----------
(1)  Permitted on or after 2/13/09.

(2)  Permitted after first two (2) years of the loan term.

(3)  Subject to lender's approval.

(4)  Subject to prevailing industry standards.

(5)  Borrower is permitted to incur future mezzanine debt or future unsecured debt under the terms of the mortgage loan.

(6)  At borrower's option, either future secured debt or future mezzanine debt is permitted, subject to satisfaction of certain conditions.

(7)  Prior to the October, 2008 monthly payment date, the minimum combined DSCR permitted is 1.30x, and thereafter it is 1.15x.

     While a mezzanine lender has no security interest in or rights to the related mortgaged real properties, a default under the mezzanine loan could cause a change in control in the mortgage borrower as a result of the realization on the pledged ownership interests by the mezzanine lender.

                                       98

     Furthermore, in connection with most of the underlying mortgage loans for which mezzanine financing is permitted as referenced above in this section, if the mezzanine financing bears interest at a floating rate, the lender may determine the debt service coverage ratio on the basis of a market-based constant reasonably determined by the lender.

     A mezzanine lender is often entitled to purchase the related underlying mortgage loan under certain actual or reasonably foreseeable default scenarios and/or to cure defaults thereunder.

     In addition, in the case of some of the other mortgage loans that we intend to include in the trust fund, one or more of the principals of the related borrower may have incurred or may in the future also incur mezzanine debt.

     Additional Unsecured Debt. The borrowers with respect to 12 mortgage loans that we intend to include in the trust fund, representing 6.7% of the Initial
Mortgage Pool Balance and 7.5% of the Initial Loan Group No. 1 Balance, have incurred or are permitted to incur additional unsecured debt. The 12 mortgage loans referred to above are set forth in the table below.

                                     MORTGAGE LOAN      AMOUNT OF        MAXIMUM         MINIMUM       MAXIMUM AMOUNT
                                      CUT-OFF DATE   UNSECURED DEBT     COMBINED         COMBINED       OF UNSECURED
         MORTGAGE LOAN NAME             BALANCE         INCURRED      LTV PERMITTED   DSCR PERMITTED   DEBT PERMITTED
----------------------------------   -------------   --------------   -------------   --------------   --------------

Ala Moana Portfolio                   $100,000,000         NAP             NAP              NAP        $112,500,000
Residence Inn - Rosslyn(2)            $ 46,000,000         NAP             80%             1.75        $  9,000,000
Renaissance Club Sport - Walnut
   Creek(2)                           $ 43,879,983         NAP             70%             1.40        $  5,000,000
Courtyard by Marriott - Washington
   Convention Center(2)               $ 34,000,000         NAP             80%             1.75        $  7,000,000
Country Club Village (1)              $ 20,200,000         NAP             NAP              NAP             NAP
Salishan Spa & Golf Resort            $ 19,750,000     $5,500,000          NAP              NAP             NAP
Residence Inn - DuPont Circle(2)      $ 17,400,000         NAP             80%             1.45        $  3,000,000
Westport Warehouse                    $ 11,987,730     $2,000,000          NAP              NAP             NAP
29 Orangewood Place                   $ 10,000,000         NAP             80%              NAP        $  1,000,000
Country Suites - Lake Norman          $  7,831,907         NAP             NAP              NAP        $    300,000
Midtown Business Center               $  5,000,000         NAP             80%              NAP        $  1,000,000
Hampton Inn Greenwood                 $  3,664,022         NAP             NAP              NAP        $    500,000

----------
(1)  Borrower is permitted to incur additional unsecured debt provided that any such debt must be repaid in full not more than 180 days from the origination date of the mortgage loan, subject to satisfaction of certain conditions.

(2)  At borrower's option, either future mezzanine debt or future unsecured debt is permitted under the terms of the mortgage loan, subject to satisfaction of certain conditions.

     Substantially all the mortgage loans permit the related borrower to incur limited indebtedness in the ordinary course of business that is not secured by the related mortgaged real property.

     Additionally, in the case of those underlying mortgage loans that require or allow letters of credit to be posted by the related borrower as additional security for the subject mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

     Except as disclosed under this "--Additional and Other Financing"
subsection and "Risk Factors--Some of the Mortgaged Real Properties Are or May
Be Encumbered by Additional Debt and the Ownership Interests in Some Borrowers
Have Been or May Be Pledged to Secure Debt Which, in Either Case, May Reduce the
Cash Flow Available to the Subject Mortgaged Real Property" in this offering prospectus, we have not been able to confirm whether the respective borrowers under the mortgage loans that we intend to include in the trust fund

                                       99

have any other debt outstanding or whether the principals of those borrowers have any mezzanine debt outstanding. Such debt may be outstanding despite our inability to confirm its existence.

     Environmental Reports. A third-party environmental consultant conducted a
Phase I environmental study for all of the mortgaged real properties securing the mortgage loans that we intend to include in the trust fund. The resulting
Environmental Reports were prepared:

     o    in the case of 495 mortgaged real properties, securing 98.2% of the
          Initial Mortgage Pool Balance (of which 395 mortgaged real properties secure mortgage loans in loan group no. 1, representing 98.5% of the
          Initial Loan Group No. 1 Balance, and 100 mortgaged real properties secure mortgage loans in loan group no. 2, representing 95.4% of the
          Initial Loan Group No. 2 Balance), during the 12-month period preceding the cut-off date; and

     o    in the case of seven (7) mortgaged real properties, securing 1.8% of the Initial Mortgage Pool Balance (of which six (6) mortgaged real properties secure mortgage loans in loan group no. 1, representing
          1.5% of the Initial Loan Group No. 1 Balance and one (1) mortgaged real properties secure mortgage loans in loan group no. 2, representing 4.6% of the Initial Loan Group No. 2 Balance), respectively, prior to the 12-month period preceding the cut-off date.

     The environmental investigation at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, mold, lead-based paint, and lead in drinking water were generally performed only at multifamily rental properties and only when the environmental consultant or originator of the related mortgage loan believed this testing was warranted under the circumstances.

     The above-described environmental investigations identified various adverse or potentially adverse environmental conditions at some of the mortgaged real properties. If the particular condition is significant, it could result in a claim for damages by any party injured by that condition. In many cases, the identified condition related to the suspected or confirmed presence of asbestos-containing materials, mold, lead-based paint and/or radon. Where these substances were suspected or present, and depending upon the amount and/or condition of the substances, the environmental consultant generally recommended, and the lender required, the implementation of the recommendations prior to closing, or the escrowing of funds sufficient to effect such recommendations, including:

     o    that the substances not be disturbed and that additional testing be performed prior to any renovation or demolition activities; or

     o    the establishment of an operation and maintenance plan to address the issue; or

     o    an abatement or removal program and, where appropriate, a notification program.

     In other cases, where the environmental consultant recommended specific remediation of a material adverse environmental condition, the related originator of the mortgage loan generally required the related borrower:

     1.   to carry out the specific remedial measures prior to closing; or

     2.   to carry out the specific remedial measures post-closing and deposit with the lender a cash reserve or letter of credit in an amount equal to at least 100% of the estimated cost to complete the remedial measures; or

     3.   to obtain from a party with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects a guaranty or indemnity to cover the costs of any necessary remedial measures; or

                                       100

     4.   to obtain environmental insurance (in the form of a lender's environmental insurance property policy or other form of environmental insurance); or

     5.   to establish and implement an operations and maintenance plan or other monitoring program to address the condition as recommended by the environmental consultant; or

     6.   to furnish a "no further action" letter or other evidence that the applicable governmental authorities have no intention of taking any action or requiring any further remedial action in respect of such environmental condition; or

     7.   to have such environmental condition investigated further, and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or

     8.   to establish that a separate responsible party having financial resources estimated to be adequate to take the remedial measures is required to take such measures or is liable for the failure to take such measures by the applicable governmental authority or applicable environmental law or regulation; or

     9.   to take no further remedial action or investigation because the environmental consultant's estimate of the cost of cleanup, remedial action or other response under environmental laws was less than 2% of the original principal amount of the mortgage loan.

     However, some borrowers under the mortgage loans have not yet satisfied all post-closing obligations required by the related loan documents with respect to environmental matters. In addition, there can be no assurance that these obligations or the recommended operations and maintenance plans have been or will continue to be implemented, or that the cost of implementing them will not exceed the estimated cost. If any adverse environmental conditions are not properly addressed or monitored over time by the related borrower, it could result in a significant loss or environmental liability for the issuing entity.

     In some cases, residual contamination does or will remain at a mortgaged real property after remedial action is performed. While the presence of this residual contamination may be acceptable today, there can be no assurance that future legal requirements, prospective purchasers or future owners will not require additional investigation or cleanup.

     In some cases, the environmental consultant did not recommend that any action be taken with respect to a potential adverse environmental condition at a mortgaged real property because:

     o    an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

     o    the responsible party or parties with respect to that condition had already been identified; or

     o    the responsible party or parties currently monitor actual or potential adverse environmental conditions at that property; or

     o    the levels of hazardous substances at that property were found to be below or very close to applicable thresholds for reporting, abatement or remediation; or

     o    the property had been accepted into a state-funded remediation program; or

     o    a letter was obtained from the applicable regulatory authority stating that no further action was required, or the issue has received proper closure with the applicable regulatory authority.

                                       101

     However, there can be no assurance that the responsible party or parties, in each case, are financially able to correct or will actually correct the problem. In some of these cases, the responsible party or parties have installed monitoring wells on the mortgaged real property and/or need access to the mortgaged real property for monitoring or to perform remedial action.

     In some cases, the environmental report for a mortgaged real property identified potential environmental problems at nearby properties, including but not limited to spills of hazardous materials and leaking underground storage tanks. In those cases, the environmental reports generally indicated that:

     o    the subject mortgaged real property had not been affected;

     o    the potential for the problem to affect the subject mortgaged real property was limited;

     o    the party or parties responsible for remediating the potential environmental problems had been identified; or

     o    there was no evidence to suggest that there has been an adverse environmental impact to the subject mortgaged real property.

     In those cases where the party or parties responsible for remediation had been identified, there can be no assurance that such party or parties, in each case, are financially able to correct or will actually correct the problem.

     See "Risk Factors--Lending on Income-Producing Real Properties Entails
Environmental Risks" in this offering prospectus for a discussion of certain environmental conditions identified at specific mortgaged real properties securing mortgage loans that we intend to include in the trust fund.

     The information contained in this offering prospectus regarding environmental conditions at the mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental Reports"
subsection and has not been independently verified by:

     o    us;

     o    any of the sponsors;

     o    any of the underwriters;

     o    the master servicers;

     o    the special servicer;

     o    the certificate administrator;

     o    the trustee; or

     o    the affiliates of any of these parties.

     There can be no assurance that the environmental assessments or studies, as applicable, identified all adverse environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties or will not result in a claim for damages by a party injured by the condition.

                                       102

     The series 2007-C6 pooling and servicing agreement requires that the special servicer obtain an environmental site assessment of a mortgaged real property prior to acquiring title to the property or assuming its operation.
This requirement precludes enforcement of the security for the related mortgage loan until a satisfactory environmental site assessment is obtained or until any required remedial action is taken. In addition, there can be no assurance that the requirements of the series 2007-C6 pooling and servicing agreement will effectively insulate the issuing entity from potential liability for a materially adverse environmental condition at any mortgaged real property.

     Property Condition Assessments. All except for one (1) of the mortgaged real properties securing mortgage loans that we intend to include in the trust fund were inspected by professional engineers or architects. Four hundred ninety-two (492) of those mortgaged real properties, securing 97.7% of the
Initial Mortgage Pool Balance, of which 392 mortgaged real properties secure mortgage loans in loan group no. 1, representing 98.0% of the Initial Loan Group
No. 1 Balance, and 100 mortgaged real properties secure mortgage loans in loan group no. 2, representing 95.4% of the Initial Loan Group No. 2 Balance, were inspected during the 12-month period preceding the cut-off date, and nine (9) of those mortgaged real properties securing mortgage loans representing 2.2% of the
Initial Mortgage Pool Balance, of which eight (8) mortgaged real properties secure mortgage loans in loan group no. 1, representing 1.9% of the Initial Loan
Group No. 1 Balance, and one (1) mortgaged real property secures a mortgage loan in loan group no. 2, representing 4.6% of the Initial Loan Group No. 2 Balance, were inspected prior to the 12 month period preceding the cut-off date. In the case of the one (1) mortgaged real property referred to above as an exception, securing a mortgage loan representing 0.1% of the Initial Mortgage Pool Balance and 0.1% of the Initial Loan Group No. 1 Balance, is secured by land and therefore required no property condition assessment. These inspections included an assessment of the general condition of the mortgaged real properties'
exterior walls, roofing, interior construction, mechanical and electrical systems and the general condition of the site, buildings and other improvements located at each of the mortgaged real properties.

     The inspections identified various deferred maintenance items and necessary capital improvements at some of the mortgaged real properties. The resulting inspection reports generally included an estimate of cost for any recommended repairs or replacements at a mortgaged real property. When repairs or replacements were recommended, the related borrower was generally required to:

     o    carry out necessary repairs or replacements; or

     o    establish reserves, generally in the amount ranging from 100% to 125%
          of the estimated cost of the repairs or replacements necessary to cure the deferred maintenance items identified in the inspection report that, at the time of origination, remained outstanding, with that estimated cost being based upon the estimates given in the inspection report, or, in certain cases, upon an actual contractor's estimate.

     There can be no assurance that another inspector would not have discovered additional maintenance problems or risks, or arrived at different, and perhaps significantly different, judgments regarding the problems and risks disclosed by the respective inspection reports and the cost of corrective action.

     Appraisals and Market Studies. An independent appraiser that is state-certified and/or a member of the Appraisal Institute prepared an appraisal of each of the mortgaged real properties securing the mortgage loans that we intend to include in the trust fund, in order to establish the approximate value of the property. Those appraisals are the basis for the appraised values for the respective mortgaged real properties set forth on Annex A-1 to this offering prospectus. For 496 mortgaged real properties, securing 99.2% of the Initial
Mortgage Pool Balance, of which 395 mortgaged real properties secure mortgage loans in loan group no. 1, representing 99.1% of the Initial Loan Group No. 1
Balance, and 101 mortgaged real properties secure mortgage loans in loan group
no. 2, representing 100.0% of the Initial Loan Group No. 2 Balance, the
appraised value is as of a date within 12 months of the cut-off date. For six
(6) mortgaged real properties, securing 0.8% of the Initial Mortgage Pool

                                       103

Balance and 0.9% of the Initial Loan Group No. 1 Balance, the appraised value is as of a date prior to the 12-month period preceding the cut-off date.

     In some cases, an appraisal contained an "as is" value, with an "as of"
date consistent with the date that the appraisal was prepared, and a
"stabilized" value, with a specified future "as of" date. For mortgaged real properties where the specified conditions for the stabilized value were met, the stabilized value "as of" date contained in the analysis of the related appraiser is set forth in Annex A-1. In certain cases, stabilized values were used even when specified conditions have not been met. No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged real property or the amount that would be realized upon a sale. See "Risk Factors--The Underwritten Net Cash Flow
Debt Service Coverage Ratios and/or Loan-to-Value Ratios for Certain of the
Underlying Mortgage Loans Have Been Adjusted in Consideration of Certain
Financial Performance Assumptions or a Cash Holdback or a Guaranty or Based on a
Stabilized Appraised Value" in this offering prospectus.

     Each of the appraisals referred to above represents the analysis and opinions of the appraiser at or before the origination of the related underlying mortgage loan. The appraisals are not guarantees of, and may not be indicative of, the present or future value of the subject mortgaged real property. There can be no assurance that another appraiser would not have arrived at a different valuation of any particular mortgaged real property, even if the appraiser used the same general approach to, and the same method of, appraising that property.
Neither we nor any of the underwriters has confirmed the values of the respective mortgaged real properties in the appraisals referred to above.

     In general, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. However, this amount could be significantly higher than the amount obtained from the sale of a property under a distress or liquidation sale.

     The appraisal upon which the appraised value for each mortgaged real property is based contains, or is accompanied by a separate letter that contains, a statement by the respective appraiser, to the effect that the appraisal guidelines set forth in Title XI of the Financial Institutions Reform,
Recovery and Enforcement Act of 1989 were followed in preparing that appraisal.
However, neither we nor any of the underwriters, the related mortgage loan seller or the related originator has independently verified the accuracy of this statement.

     Zoning and Building Code Compliance. Each sponsor has, with respect to the mortgage loans that it is selling to us for inclusion in the trust fund, examined whether the use and operation of the related mortgaged real properties were in material compliance with all zoning and land-use ordinance, rules, regulations and orders applicable to those real properties at the time of origination. The sponsors may have considered--

     o    legal opinions or zoning consultants' reports,

     o    certifications from, and/or discussions with, government officials,

     o    information contained in appraisals, surveys and site plan,

     o    title insurance endorsements,

     o    representations by the related borrower contained in the related mortgage loan documents, or

     o    property condition assessments undertaken by independent licensed engineers, in determining whether the mortgaged real properties were in compliance.

                                       104

     In some cases, the use, operation or structure of a mortgaged real property constitutes a permitted nonconforming use or structure. Generally, the improvements on that mortgaged real property may not be rebuilt to their current state in the event that those improvements are materially damaged or destroyed.
Generally, where a mortgaged real property constitutes a permitted nonconforming use or structure and the improvements on the particular property may not be rebuilt to their current specifications in the event of a major casualty, the related sponsor conducted an analysis as to:

     o    whether the extent of the nonconformity is material;

     o    whether sufficient insurance proceeds would be available to restore the mortgaged real property in accordance with then-applicable requirements, and whether the mortgaged real property, if permitted to be repaired or restored in conformity with current law, would be adequate security for the related mortgage loan;

     o    whether the risk that the mortgaged real property would suffer a material casualty of a magnitude that applicable ordinances would require conformity with current requirements is remote; and/or

     o    whether the insurance proceeds, together with the value of the remaining property, would be sufficient to pay the loan.

     There is no assurance, however, that any such analysis was correct, or that the above determinations were made in each and every case.

     Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans we intend to include in the trust fund generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage:

     o    except in the case of manufactured housing, hazard insurance in an amount, subject to a customary deductible, that is at least equal to the lesser of--

          1.   the outstanding principal balance of the mortgage loan, and

          2.   replacement cost or the full insurable replacement cost of the improvements located on the insured property;

     o    if any portion of the improvements at the property are in an area identified in the federal register by the Flood Emergency Management
          Agency as having special flood hazards, flood insurance meeting the requirements of the Federal Insurance Administration guidelines in an amount that is equal to the least of--

          1.   the outstanding principal balance of the related mortgage loan,

          2.   the full insurable value of the insured property, and

          3.   the maximum amount of insurance available under the National
               Flood Insurance Act of 1968;

     o    comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the insured property, in an amount at least equal to $1,000,000 per occurrence;

                                       105

     o    business interruption or rent loss insurance either in an amount ranging from 100% to 125% of the projected rental income or revenue from the insured property for at least 12 months or, alternatively, in an amount as may be required by the lender; and

     o    if the mortgaged real property is in an area identified as having a high risk of loss due to windstorms, windstorm insurance.

     In general, the mortgaged real properties for the mortgage loans that we intend to include in the trust fund are not insured against earthquake risks.
Eighty-four (84) mortgaged real properties, securing 26.3% of the Initial
Mortgage Pool Balance, of which 79 of those mortgaged real properties secure mortgage loans in loan group no. 1, representing 27.9% of the Initial Loan Group
No. 1 Balance, and five (5) of those mortgaged real properties secure mortgage loans in loan group no. 2, representing 12.4% of the Initial Loan Group No. 2
Balance, are located in seismic zones 3 and 4, which are areas that are considered to have a high earthquake risk. In most of these cases, a third-party consultant conducted seismic studies to assess the probable maximum loss ("PML")
for the property. In general, those studies were performed in accordance with generally accepted industry standard assumptions and methodologies. Earthquake insurance was obtained for all of the mortgaged properties for which the seismic study showed a PML of greater than 20%.

     In the case of some of the mortgaged real properties securing mortgage loans that we intend to include in the trust fund, the insurance covering any of such mortgaged real properties for acts of terrorism may be provided through a blanket policy that also covers properties unrelated to the trust fund. Acts of terrorism at those other properties could exhaust coverage under the blanket policy. No representation is made as to the adequacy of any such insurance coverage provided under a blanket policy, in light of the fact that multiple properties are covered by that policy.

THE LOAN COMBINATIONS

     General. The mortgage pool will include six (6) mortgage loans that are each part of a separate Loan Combination. Each of those Loan Combinations consists of an aggregate debt evidenced by two (2) or more promissory notes, one or more of which we intend to include in the trust fund and one or more of which we will not include in the trust fund. In the case of any Loan Combination, the related promissory note(s) that we include in the trust fund will be treated as evidencing a single mortgage loan, and each related promissory note that is not included in the trust fund will be treated as evidencing a separate mortgage loan. The aggregate debt constituting any Loan Combination is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged real property or properties. The promissory notes evidencing a particular Loan Combination are obligations of the same borrower(s) and are cross-defaulted.

     The allocation of payments to the respective mortgage loans comprising a
Loan Combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is either effected through a co-lender agreement or other intercreditor arrangement to which the respective holders of the subject promissory notes are parties and/or may be reflected by virtue of relevant provisions contained in the subject promissory notes and/or a common loan agreement. Such co-lender agreement or other intercreditor arrangement will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a Loan
Combination.

                                       106

     The table below identifies each underlying mortgage loan that is part of a
Loan Combination.

                                                                                      RELATED PARI     SUBORDINATE
                                                                                    PASSU/NON-TRUST     NON-TRUST
                                                       % OF       % OF      % OF          LOANS           LOANS
                                                      INITIAL   INITIAL   INITIAL       AGGREGATE       AGGREGATE      APPLICABLE
                                      CUT-OFF DATE   MORTGAGE     LOAN      LOAN        ORIGINAL         ORIGINAL      POOLING &
                               LOAN     PRINCIPAL      POOL      GROUP     GROUP        PRINCIPAL       PRINCIPAL      SERVICING
         LOAN NAME            GROUP      BALANCE      BALANCE    NO. 1     NO. 2         BALANCE         BALANCE       AGREEMENT
---------------------------   -----   ------------   --------   -------   -------   ---------------   ------------   -------------

DDR Southeast Pool              1     $442,500,000     9.3%      10.4%      NAP      $  442,500,000       NAP        CGCMT 2007-C6
CGM AmeriCold Portfolio         1     $145,000,000     3.0%       3.4%      NAP      $  180,000,000       NAP        CD 2007-C4
Greensboro Corporate Center     1     $130,000,000     2.7%       3.0%      NAP            NAP        $ 10,000,000   CGCMT 2007-C6
Ala Moana Portfolio             1     $100,000,000     2.1%       2.3%      NAP      $1,100,000,000   $300,000,000   CD 2006-CD3
600 West Chicago                1     $ 66,250,000     1.4%       1.6%      NAP      $  198,750,000       NAP        CGCMT 2007-C6
Bear Creek Apartments           2     $  6,345,689     0.1%       NAP       1.3%           NAP        $    405,000   CGCMT 2007-C6

                                       107

     The Ala Moana Portfolio Loan Combination.

     General. The Ala Moana Portfolio Mortgage Loan, representing 2.1% of the
Initial Mortgage Pool Balance and 2.3% of the Initial Loan Group No. 1 Balance,
has a cut-off date principal balance of $100,000,000. The Ala Moana Portfolio
Mortgaged Properties also secure multiple Non-Trust Loans (the "Ala Moana
Portfolio Non-Trust Loans"), including: (i) six (6) Non-Trust Loans (the "Ala
Moana Portfolio Pari Passu Non-Trust Loans") that are pari passu in right of payment of principal and interest with the Ala Moana Portfolio Mortgage Loan and senior in right of payment of principal and interest relative to the other Ala
Moana Portfolio Non-Trust Loans; and (ii) 14 subordinate Non-Trust Loans (the
"Ala Moana Portfolio Subordinate Non-Trust Loans" and, together with the Ala
Moana Portfolio Mortgage Loan and the Ala Moana Portfolio Pari Passu Non-Trust
Loans, the "Ala Moana Portfolio Loan Combination"). The Ala Moana Portfolio
Subordinate Non-Trust Loans are subordinate to both the Ala Moana Portfolio
Mortgage Loan and the Ala Moana Portfolio Pari Passu Non-Trust Loans. The Ala
Moana Portfolio Non-Trust Loans have aggregate principal balances as of the
Cut-off Date and current holders as listed in the table below:

                                    AGGREGATE
        NON-TRUST LOAN          PRINCIPAL BALANCE   CURRENT HOLDER(S)
-----------------------------   -----------------   -----------------
             A-3                  $300,000,000         CD 2006-CD3
             A-1                  $ 96,000,000        CGCMT 2006-C5
B-1A, B-2A, B-1B, B-2B, B-1C,
             B-2C                 $115,000,000        CGCMT 2006-C5
             A-5                  $200,000,000       COBALT 2006-C1
             E-1                  $ 25,000,000       COBALT 2006-C1
           A-6, A-7               $404,000,000         CD 2007-CD4
             A-8                  $100,000,000       COBALT 2007-C2
   C-1, C-2, D-1, D-2, E-2,
           F-1, F-2               $160,000,000      Multiple holders

     Each of the loans in the Ala Moana Portfolio Loan Combination has the same maturity date. Each of the Ala Moana Portfolio Pari Passu Non-Trust Loans has
the same interest rate as the Ala Moana Portfolio Mortgage Loan. Each Ala Moana
Portfolio Subordinate Non-Trust Loan has the same interest rate of 5.5215% per annum.

     For the purpose of the information presented in this offering prospectus with respect to the Ala Moana Portfolio Loan Combination, unless otherwise indicated, the debt service coverage ratio and loan-to-value ratio reflect the indebtedness evidenced by the Ala Moana Portfolio Mortgage Loan and the Ala
Moana Portfolio Pari Passu Non-Trust Loans (collectively, the "Ala Moana
Portfolio Note A Loans"), but excludes the Ala Moana Portfolio Subordinate
Non-Trust Loans.

     Servicing. The Ala Moana Portfolio Loan Combination will be serviced pursuant to the terms of the series CD 2006-CD3 Mortgage Trust, CD 2006-CD3 pooling and servicing agreement and the Ala Moana Portfolio Co-Lender Agreement
(and all decisions, consents, waivers, approvals and other actions on the part of any holder of the Ala Moana Portfolio Loan Combination will be effected in accordance with the series CD 2006-CD3 pooling and servicing agreement and the
Ala Moana Portfolio Co-Lender Agreement). The master servicer or the trustee, as applicable, under the series CD 2006-CD3 pooling and servicing agreement will be obligated to make any required property protection advances with respect to the
Ala Moana Portfolio Loan Combination unless the master servicer, the special servicer or the trustee, as applicable, under the series CD 2006-CD3 pooling and servicing agreement determines that such an advance would not be recoverable from collections on the Ala Moana Portfolio Loan Combination. The CD 2006-CD3
pooling and servicing agreement governs the securitization of one of the Ala
Moana Portfolio Pari Passu Non-Trust Loans.

                                       108

     Distributions. If no monetary event of default or non-monetary event of default which causes the Ala Moana Portfolio Loan Combination to become a specially serviced mortgage loan has occurred and is continuing (or if it is being cured by the holder of a portion of the Ala Moana Portfolio Loan
Combination), all amounts tendered by the borrower or otherwise available for payment of the Ala Moana Portfolio Loan Combination, whether received in the form of monthly debt service payments, balloon payments, liquidation proceeds, proceeds under title, hazard or other insurance policies or awards or settlements in respect of condemnation proceedings or similar domain (other than any amounts for required reserves or escrows required by the loan documents and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged real property or released to the borrower) will be applied in the following order of priority:

     (i)      to any servicer or the trustee (if any), as applicable, and any holder of an Ala Moana Portfolio Pari Passu Non-Trust Loan or the
              Ala Moana Portfolio Mortgage Loan up to the amount of any
              unreimbursed costs paid or advanced by such person, with respect to the property or the Ala Moana Portfolio Loan Combination pursuant to the Ala Moana Portfolio Co-Lender Agreement or the
              series CD 2006-CD3 pooling and servicing agreement;

     (ii)     to the master servicer, the applicable accrued and unpaid
              servicing fee, and then to the special servicer, any special servicing fees, workout fees and liquidation fees earned by it with respect to the Ala Moana Portfolio Loan Combination under the
              Ala Moana Portfolio Co-Lender Agreement or the series CD 2006-CD3 pooling and servicing agreement;

     (iii)    pro rata (based on their respective interest rates and principal balances) and pari passu, to each of Note A-1, Note A-2, Note A-3,
              Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (iv)     pro rata and pari passu, to each of Note A-1, Note A-2, Note A-3,
              Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8 an amount equal to their pro rata portion of any payments received on account of principal with respect to the Ala Moana Portfolio Loan
              Combination in accordance with their respective percentage interests;

     (v)      pro rata and pari passu, to each of Note A-1, Note A-2, Note A-3,
              Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, in an amount equal to any realized loss allocated to those notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (vi)     in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such Note (a) pro rata to
              Note B-1A and Note B-2A then (b) pro rata to Note B-1B and Note
              B-2B and then (c) pro rata to Note B-1C and Note B-2C;

     (vii)    (a) pro rata (based on their respective interest rates and principal balances) and pari passu, to each of Note B-1A and Note
              B-2A, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate, then (b) pro rata (based on their respective interest rates and principal balances) and pari passu, to each of Note B-1B and Note B-2B, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate, and then (c) pro rata (based on their respective interest rates and principal balances) and pari passu, to each of
              Note B-1C and Note B-2C, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (viii)   (a) pro rata and pari passu, to each of Note B-1A and Note B-2A, in an amount equal to their pro rata portion of any payments received on account of principal with respect to the Ala Moana
              Portfolio Loan Combination in accordance with their respective percentage interests, then (b) pro rata and pari passu, to each of
              Note B-1B and Note B-2B, in an amount equal to their pro rata

                                       109

              portion of any payments received on account of principal with respect to the Ala Moana Portfolio Loan Combination in accordance with their respective percentage interests, and then (c) pro rata and pari passu, to each of Note B-1C and Note B-2C, in an amount equal to their pro rata portion of any payments received on account of principal with respect to the Ala Moana Portfolio Loan
              Combination in accordance with their respective percentage interests;

     (ix)     (a) pro rata and pari passu, to each of Note B-1A and Note B-2A, in an amount equal to any realized loss allocated to those notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed, then (b) pro rata and pari passu, to each of Note B-1B and Note
              B-2B, in an amount equal to any realized loss allocated to those notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until
              reimbursed, and then (c) pro rata and pari passu, to each of Note
              B-1C and Note B-2C, in an amount equal to any realized loss allocated to those notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (x)      in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such note, pro rata and pari passu to Note C-1 and Note C-2;

     (xi)     pro rata (based on their respective principal balances) and pari passu, to each of Note C-1 and Note C-2, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xii)    pro rata and pari passu, to each of Note C-1 and Note C-2 an amount equal to their pro rata portion of any payments received on account of principal with respect to the Ala Moana Portfolio Loan
              Combination in accordance with their respective percentage interests;

     (xiii)   pro rata and pari passu, to each of Note C-1 and Note C-2, in an amount equal to any realized loss allocated to those notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xiv)    in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such note, pro rata and pari passu to Note D-1 and Note D-2;

     (xv)     pro rata (based on their respective principal balances) and pari passu, to each of Note D-1 and Note D-2, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xvi)    pro rata and pari passu, to each of Note D-1 and Note D-2 an amount equal to their pro rata portion of any payments received on account of principal with respect to the Ala Moana Portfolio Loan
              Combination in accordance with their respective percentage interests;

     (xvii)   pro rata and pari passu, to each of Note D-1 and Note D-2, in an amount equal to any realized loss allocated to those notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xviii)  in connection with the exercise of its cure rights pursuant to the
              Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such note, to Note E-1;

     (xix)    to Note E-1, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

                                       110

     (xx)     to Note E-1, in an amount equal to its pro rata portion of any payments received on account of principal with respect to the Ala
              Moana Portfolio Loan Combination in accordance with its percentage interest;

     (xxi)    to Note E-1, in an amount equal to any realized loss allocated to
              Note E-1, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xxii)   in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such note, pro rata and pari passu to Note E-2 and Note F-1;

     (xxiii)  pro rata (based on their respective principal balances) and pari passu, to each of Note E-2 and Note F-1, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xxiv)   pro rata and pari passu, to each of Note E-2 and Note F-1 an amount equal to their pro rata portion of any payments received on account of principal with respect to the Ala Moana Portfolio Loan
              Combination in accordance with their respective percentage interests;

     (xxv)    pro rata and pari passu, to each of Note E-2 and Note F-1, in an amount equal to any realized loss allocated to those notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xxvi)   in connection with the exercise of its cure rights pursuant to the
              Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such note, to Note F-2;

     (xxvii)  to Note F-2, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xxviii) to Note F-2, in an amount equal to its pro rata portion of any payments received on account of principal with respect to the Ala
              Moana Portfolio Loan Combination in accordance with its percentage interest;

     (xxix)   to Note F-2, in an amount equal to any realized losses allocated to Note F-2, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xxx)    any interest accrued at the default rate on the mortgage loan principal balance, in each case up to an amount calculated based on their respective principal balances (a) pro rata and pari passu to Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6,
              Note A-7 and Note A-8, then (b) pro rata and pari passu to Note
              B-1A and Note B-2A, then (c) pro rata and pari passu to Note B-1B and Note B-2B, then (d) pro rata and pari passu to Note B-1C and
              Note B-2C, then (e) pro rata and pari passu to Note C-1 and Note
              C-2, then (f) pro rata and pari passu to Note D-1 and Note D-2, then (g) to Note E-1, then (h) pro rata and pari passu to Note E-2 and Note F-1 and then (i) to Note F-2;

     (xxxi)   to each note, their respective percentage interests of any penalty charges to the extent actually paid by the borrower and not payable to any servicer or the trustee (if any) pursuant to the
              Ala Moana Portfolio Co-Lender Agreement or the series CD 2006-CD3 pooling and servicing agreement, (a) pro rata and pari passu to
              Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note
              A-7 and Note A-8, then (b) pro rata and pari passu to Note B-1A and Note B-2A, then (c) pro rata and pari passu to Note B-1B and
              Note B-2B, then (d) pro rata and pari passu to

                                       111

              Note B-1C and Note B-2C, then (e) pro rata and pari passu to Note
              C-1 and Note C-2, then (f) pro rata and pari passu to Note D-1 and
              Note D-2, then (g) to Note E-1, then (h) pro rata and pari passu to Note E-2 and Note F-1 and then (h) to Note F-2; and

     (xxxii)  any remaining amounts, in each case in accordance with their respective percentage interests (a) pro rata and pari passu to
              Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note
              A-7 and Note A-8, then (b) pro rata and pari passu to Note B-1A and Note B-2A, then (c) pro rata and pari passu to Note B-1B and
              Note B-2B, then (d) pro rata and pari passu to Note B-1C and Note
              B-2C, then (e) pro rata and pari passu to Note C-1 and Note C-2, then (f) pro rata and pari passu to Note D-1 and Note D-2, then
              (g) to Note E-1, then (h) pro rata and pari passu to Note E-2 and
              Note F-1 and then (h) to Note F-2.

     If a monetary event of default or non-monetary event of default which causes the Ala Moana Portfolio Loan Combination to become a specially serviced mortgage loan has occurred and is continuing, all amounts tendered by the borrower or otherwise available for payment of the Ala Moana Portfolio Loan
Combination, whether received in the form of monthly debt service payments, balloon payments, liquidation proceeds, proceeds under title, hazard or other insurance policies or awards or settlements in respect of condemnation proceedings or similar domain (other than any amounts for required reserves or escrows required by the loan documents and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged real property or released to the borrower) will be applied in the following order of priority:

     (i)      to any servicer or the trustee (if any), as applicable, and any holder of an Ala Moana Portfolio Pari Passu Non-Trust Loan or the
              Ala Moana Portfolio Mortgage Loan up to the amount of any
              unreimbursed costs paid or advanced by such person, with respect to the property or the Ala Moana Portfolio Loan Combination pursuant to the Ala Moana Portfolio Co-Lender Agreement or the
              series CD 2006-CD3 pooling and servicing agreement;

     (ii)     to the master servicer, the applicable accrued and unpaid
              servicing fee, and then to the special servicer, any special servicing fees, workout fees and liquidation fees earned by it with respect to the Ala Moana Portfolio Loan Combination under the
              Ala Moana Portfolio Co-Lender Agreement or the series CD 2006-CD3 pooling and servicing agreement;

     (iii)    pro rata (based on their respective interest rates and principal balances) and pari passu, to each of Note A-1, Note A-2, Note A-3,
              Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8 in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (iv)     pro rata and pari passu, to each of Note A-1, Note A-2, Note A-3,
              Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan Combination until their principal balances are reduced to zero;

     (v)      pro rata and pari passu, to each of Note A-1, Note A-2, Note A-3,
              Note A-4, Note A-5, Note A-6, Note A-7 and Note A-8, in an amount equal to any realized loss allocated to those Notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (vi)     in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such Note (a) pro rata to
              Note B-1A and Note B-2A then (b) pro rata to Note B-1B and Note
              B-2B and then (c) pro rata to Note B-1C and Note B-2C;

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     (vii)    (a) pro rata (based on their respective interest rates and principal balances) and pari passu, to each of Note B-1A and B-2A in an amount equal to the accrued and unpaid interest thereon at the related net interest rate, then (b) pro rata (based on their respective interest rates and principal balances) and pari passu, to each of Note B-1B and B-2B in an amount equal to the accrued and unpaid interest thereon at the related net interest rate, and then (c) pro rata (based on their respective interest rates and principal balances) and pari passu, to each of Note B-1C and B-2C in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (viii)   (a) pro rata and pari passu, to each of Note B-1A and Note B-2A, in an amount equal to all payments received on account of
              principal with respect to the Ala Moana Portfolio Loan Combination until their principal balances are reduced to zero, then (b) pro rata and pari passu, to each of Note B-1B and Note B-2B, in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan Combination until their principal balances are reduced to zero, and then (c) pro rata and pari passu, to each of Note B-1C and Note B-2C, in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan Combination until their principal balances are reduced to zero;

     (ix)     (a) pro rata and pari passu, to each of Note B-1A and B-2A, in an amount equal to any realized loss allocated to those Notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed, then (b) pro rata and pari passu, to each of Note B-1B and B-2B, in an amount equal to any realized loss allocated to those Notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed, and then (c) pro rata and pari passu, to each of Note B-1C and
              B-2C, in an amount equal to any realized loss allocated to those
              Notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until
              reimbursed;

     (x)      in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such Note, pro rata and pari passu to Note C-1 and Note C-2;

     (xi)     pro rata (based on their respective principal balances) and pari passu, to each of Note C-1 and C-2 in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xii)    pro rata and pari passu, to each of Note C-1 and Note C-2, in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan Combination until their principal balances are reduced to zero;

     (xiii)   pro rata and pari passu, to each of Note C-1 and Note C-2, in an amount equal to any realized loss allocated to those Notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xiv)    in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such Note, pro rata and pari passu to Note D-1 and Note D-2;

     (xv)     pro rata (based on their respective principal balances) and pari passu, to each of Note D-1 and Note D-2 in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xvi)    pro rata and pari passu, to each of Note D-1 and Note D-2, in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan Combination until their principal balances are reduced to zero;

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     (xvii)   pro rata and pari passu, to each of Note D-1 and Note D-2, in an amount equal to any realized loss allocated to those Notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xviii)  in connection with the exercise of its cure rights pursuant to the
              Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such Note, to Note E-1;

     (xix)    to Note E-1 in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xx)     to Note E-1 in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan
              Combination until its principal balance is reduced to zero;

     (xxi)    to Note E-1, in an amount equal to any realized loss allocated to
              Note E-1, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xxii)   in connection with the exercise of their cure rights pursuant to the Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such Note, pro rata and pari passu to Note E-2 and F-1;

     (xxiii)  pro rata (based on their respective principal balances) and pari passu, to each of Note E-2 and F-1 in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xxiv)   pro rata and pari passu, to each of Note E-2 and Note F-1, in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan Combination until their principal balances are reduced to zero;

     (xxv)    pro rata and pari passu, to each of Note E-2 and Note F-1, in an amount equal to any realized loss allocated to those Notes, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xxvi)   in connection with the exercise of its cure rights pursuant to the
              Ala Moana Portfolio Co-Lender Agreement up to the amount of any cure payments made by the holder of such note, to Note F-2;

     (xxvii)  to Note F-2, in an amount equal to the accrued and unpaid interest thereon at the related net interest rate;

     (xxviii) to Note F-2, in an amount equal to all payments received on account of principal with respect to the Ala Moana Portfolio Loan
              Combination until its principal balance is reduced to zero;

     (xxix)   to Note F-2, in an amount equal to any realized losses allocated to Note F-2, together with any interest thereon at the related interest rate from the date such realized loss was allocated until reimbursed;

     (xxx)    any interest accrued at the default rate on the mortgage loan principal balance, in each case up to an amount calculated based on their respective principal balances (a) pro rata and pari passu to Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6,
              Note A-7 and Note A-8, then (b) pro rata and pari passu to Note
              B-1A and Note B-2A then (c) pro rata and pari passu to Note B-1B and Note B-2B, then (d) pro rata and pari passu to Note B-1C and
              Note B-2C, then (e) pro rata and pari passu to Note C-1 and Note
              C-2, then (f) pro rata and pari passu to Note D-1 and Note D-2, then (g) to Note E-1, then (h) pro rata and pari passu to Note E-2 and Note F-1, and then (h) to Note F-2;

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     (xxxi)   to each Note, their respective percentage interests of any penalty charges to the extent actually paid by the borrower and not payable to any servicer or the trustee (if any) pursuant to the
              Ala Moana Portfolio Co-Lender Agreement or the series CD-2006-CD3 pooling and servicing agreement, (a) pro rata and pari passu to
              Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note
              A-7 and Note A-8 then (b) pro rata and pari passu to Note B-1A and
              Note B-2A, then (c) pro rata and pari passu to Note B-1B and Note
              B-2B, then (d) pro rata and pari passu to Note B-1C and Note B-2C, then (e) pro rata and pari passu to Note C-1 and Note C-2, then
              (f) pro rata and pari passu to Note D-1 and Note D-2, then (g) to
              Note E-1, then (h) pro rata and pari passu to Note E-2 and Note
              F-1, and then (i) to Note F-2; and

     (xxxii)  any remaining amounts, in each case in accordance with their respective percentage interests (a) pro rata and pari passu to
              Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note
              A-7 and Note A-8, then (b) pro rata and pari passu to Note B-1A and Note B-2A, then (c) pro rata and pari passu to Note B-1B and
              Note B-2B, then (d) pro rata and pari passu to Note B-1C and Note
              B-2C, then (e) pro rata and pari passu to Note C-1 and Note C-2, then (f) pro rata and pari passu to Note D-1 and Note D-2, then
              (g) to Note E-1, then (h) pro rata and pari passu to Note E-2 and
              Note F-1, and then (i) to Note F-2.

     Ala Moana Portfolio Controlling Holder. The term "Ala Moana Portfolio
Controlling Holder" will mean, as of any date of determination, (i) the holder(s) of the most subordinate Ala Moana Portfolio Subordinate Loan(s)
(initially Note F-2, then Note E-2 and F-1 (taken as a whole), then Note E-1, then Note D-1 and D-2 (taken as a whole), then Note C-1 and C-2 (taken as a whole), then Note B-1C, B-2C, B-1B, B-2B, B-1A and B-2A (taken as a whole)) as to which no control appraisal event, as described below, exists, or (ii) if a control appraisal event, as described below, has occurred and is continuing with respect to each Ala Moana Portfolio Subordinate Loan, Note A-1, A-2, A-3, A-4,
A-5, A-6, A-7 and A-8 (taken as a whole). If the Ala Moana Portfolio Controlling
Holder is the holder of Note B-1C, B-2C, B-1B, B-2B, B-1A and B-2A (taken as a whole) or the consent of any holder thereof is required under the Ala Moana
Portfolio Co-Lender Agreement, then unless a control appraisal event has occurred with respect to Note B-1C, B-2C, B-1B, B-2B, B-1A and B-2A (taken as a whole), the Note B Controlling Holder will be entitled to exercise all rights of the Ala Moana Portfolio Controlling Holder.

     If the borrower or an affiliate thereof owns more than 50% of the principal balance of any class (Note B-1A and B-2A (taken as a whole), Note B-1B and B-2B
(taken as a whole), Note B-1C and B-2C (taken as a whole), Note C-1 and C-2
(taken as a whole), Note D-1 and D-2 (taken as a whole), Note E-1, Note E-2 and
F-1 (taken as a whole) or Note F-2) (as to which a control appraisal event has not occurred and is not continuing), then (i) such class will not qualify as the
Ala Moana Portfolio Controlling Holder and (ii)(a) if such class is Note B-1A and B-2A, then Note A-1, A-2, A-3, A-4, A-5, A-6 A-7 and A-8 (taken as a whole)
will become the Ala Moana Portfolio Controlling Holder and (b) if such class is any other class of subordinate notes, then the next most junior class as to which (x) a control appraisal event has not occurred and is not continuing and
(y) more than 50% of the related principal balance is not owned by the borrower or an affiliate thereof will become the Ala Moana Portfolio Controlling Holder.

     The term "Note B Controlling Holder" will mean, as of any date of determination, the holder(s) of the most subordinate of Note B-1C, B-2C, B-1B,
B-2B, B-1A or B-2A (initially Note B-1C and B-2C (taken as a whole), then Note
B-1B and B-2B (taken as a whole) and then Note B-1A and B-2A (taken as a whole))
as to which no control appraisal event, as described below, exists and at least
50% of the principal balance of that Ala Moana Portfolio Subordinate Non-Trust
Loan and each Ala Moana Portfolio Subordinate Non-Trust Loan subordinate to that
Note is not held by the related borrower or an affiliate thereof.

     For purposes of the foregoing, a control appraisal event will be deemed to have occurred with respect to an Ala Moana Portfolio Subordinate Non-Trust Loan if and so long as (a)(1) the initial principal balance of the Ala Moana
Portfolio Subordinate Non-Trust Loan minus (2) the sum of (x) any payments of principal allocated

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to, and received on, the subject Ala Moana Portfolio Subordinate Non-Trust Loan,
(y) any Appraisal Reduction Amount allocated to the subject Ala Moana Portfolio
Subordinate Non-Trust Loan and (z) any losses realized with respect to the subject Ala Moana Portfolio Subordinate Non-Trust Loan, is less than (b) 25% of
(1) the initial principal balance of the subject Ala Moana Portfolio Subordinate
Non-Trust Loan, minus (2) any payments of principal allocated to, and received on, the subject Ala Moana Portfolio Subordinate Non-Trust Loan; provided that the holder of an Ala Moana Portfolio Subordinate Non-Trust Loan can avoid such a control appraisal event by posting cash collateral or a standby letter of credit satisfying the requirements, including with respect to the amount thereof and the ratings of any letter of credit provider, set forth in the Ala Moana
Portfolio Co-Lender Agreement. For purposes of determining a control appraisal event, each note with the same priority will be considered one Ala Moana
Portfolio Subordinate Non-Trust Loan.

     The Ala Moana Portfolio Co-Lender Agreement permits the Ala Moana Portfolio
Controlling Holder to act through a representative.

     Rights of the Ala Moana Portfolio Controlling Holder.

     A. Consultation and Consent. The applicable master servicer or special servicer, as the case may be, under the series CD 2006-CD3 pooling and servicing agreement will be required to notify the Ala Moana Portfolio Controlling Holder in writing and receive the written approval of the Ala Moana Portfolio
Controlling Holder prior to taking any of the following actions (collectively,
"Ala Moana Portfolio Major Decisions"):

     1.   reinstating the Ala Moana Portfolio Loan Combination, or waiving any default or event of default under the Ala Moana Portfolio Loan
          Combination prior to or after acceleration of the indebtedness;

     2.   consenting to (a) any sale or transfer of the related mortgaged real property, the related borrower, or any interest in any of them or (b)
          any modification of the provisions of the related mortgage loan documents with regard to any matter restricted pursuant to the foregoing clause (a);

     3.   entering into any material amendment, modification, renewal, replacement, consolidation or supplement to the related loan documents or material waiver of the terms thereof, including, without limitation, amending or modifying any provisions of the related loan documents relating to financial terms, transfers, cash management, the timing, matter or method of payments or the application thereof, waiving or extending fees and costs of collection;

     4.   converting or exchanging the Ala Moana Portfolio Loan Combination into or for any other indebtedness;

     5.   accelerating the maturity of the Ala Moana Portfolio Loan Combination or commencing the pursuit of remedies, including any foreclosure upon or comparable conversion of the ownership of the related mortgaged real property;

     6.   consenting to any release of the related borrower, any guarantor or other obligor from liability with respect to the Ala Moana Portfolio
          Loan Combination or any change of the borrower or sponsor thereof;

     7.   making any determination not to enforce a "due-on-sale" or
          "due-on-encumbrance" clause (unless such clause is not exercisable under applicable law or such exercise is reasonably likely to result in successful legal action by the borrower);

     8.   consenting to the adoption or approval of a plan in a bankruptcy or reorganization of the Ala Moana Portfolio Loan Combination;

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     9.   consenting to any material change in the standards contained in the related loan documents for alterations, construction of improvements, leasing and budget approvals, if any, at the related mortgaged real property;

     10.  consenting to any change in the property manager for any portion of the related mortgaged real property or any material amendment or modification or termination of any property management agreement;

     11.  consenting to any replacement of the then existing insurance policies or any waiver, modification or amendment of any material insurance requirements under the related loan documents;

     12.  consenting to the waiver of any of the special purpose entity covenants of the related borrower;

     13.  appointing a property manager after foreclosure, or receipt of an assignment-in-lieu of foreclosure, or authorizing the sale of the related mortgaged real property following foreclosure;

     14.  consenting to the modification of any reciprocal easement agreement;

     15.  consenting to any material modification to any existing membership program or similar program at the related mortgaged real property, or consenting to any new membership or similar program at the related mortgaged real property;

     16.  consenting to any zoning reclassification of any portion of the related mortgaged real property;

     17.  approving any (i) material lease, (ii) modification to any material lease, or (iii) termination of any material lease, if lender's approval is required under the related loan documents;

     18.  making any decisions with respect to any casualty and condemnation affecting all or any portion of the related mortgaged real property, including, without limitation, release, application, settlement disposition of insurance and condemnation proceeds or reconstruction or restoration of the related mortgaged real property;

     19.  making any decisions with respect to the operation, maintenance or disposition of the related mortgaged real property following the acquisition of the related mortgaged real property by foreclosure, deed-in-lieu or otherwise (e.g. any transfer of all or any portion of the related mortgaged real property, incurring financing, engaging any property manager or leasing agent, decisions with respect to operating and capital expenses, etc.);

     20.  consenting to the related borrower or any beneficial owner of the related borrower incurring any additional indebtedness except as expressly permitted under the related loan documents;

     21.  approving any asset status report delivered by the special servicer under the series CD 2006-CD3 pooling and servicing agreement;

     22.  entering into, or materially modifying, any intercreditor agreement with a mezzanine lender; or

     23.  replacing the special servicer under the series CD 2006-CD3 pooling and servicing agreement in accordance with the Ala Moana Portfolio
          Co-Lender Agreement.

     The applicable master servicer or special servicer, as the case may be, under the series CD 2006-CD3 pooling and servicing agreement must provide written notice and request for approval of any Ala Moana Portfolio Major
Decision and the Ala Moana Portfolio Controlling Holder will have five (5)
business days after receipt of such notice within which to approve or reject such Ala Moana Portfolio Major Decision. If the Ala Moana

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Portfolio Controlling Holder has been provided with all reasonably requested information and fails to respond within five (5) business days after receipt of such first notice, the applicable master servicer or the special servicer, as the case may be, under the series CD 2006-CD3 pooling and servicing agreement may deliver a second notice and request for approval of such Ala Moana Portfolio
Major Decision to the Ala Moana Portfolio Controlling Holder. If the Ala Moana
Portfolio Controlling Holder fails to approve or reject such Ala Moana Portfolio
Major Decision within five (5) business days after receipt of such second notice, such Ala Moana Portfolio Major Decision will be deemed to have been approved by the Ala Moana Portfolio Controlling Holder.

     Notwithstanding the foregoing, the applicable master servicer or the special servicer, as the case may be, under the series CD 2006-CD3 pooling and servicing agreement may not comply with any advice, direction or objection of the Ala Moana Portfolio Controlling Holder if such master servicer or special servicer, as the case may be, has determined that such advice, direction or objection would require or cause such master servicer or the special servicer, as the case may be, to violate any law of any applicable jurisdiction, any provision of the Ala Moana Portfolio Co-Lender Agreement, the related loan documents, the series CD 2006-CD3 pooling and servicing agreement (including the
REMIC provisions), or such master servicer's or special servicer's, as the case may be, obligation to act in accordance with the applicable servicing standard.
In addition, the special servicer under the series CD 2006-CD3 pooling and servicing agreement will not be obligated to seek approval from the Ala Moana
Portfolio Controlling Holder for any actions to be taken by such special servicer if such special servicer has notified the Ala Moana Portfolio
Controlling Holder in writing of various actions that such special servicer proposes to take with respect to the workout or liquidation of the Ala Moana
Portfolio Loan Combination and for 60 days following the first such notice, the
Ala Moana Portfolio Controlling Holder has objected to all of those proposed actions and has failed to suggest any alternative actions that such special servicer considers to be consistent with the applicable servicing standard. In such event, the special servicer under the series CD 2006-CD3 pooling and servicing agreement may proceed with the proposed action without the consent of the Ala Moana Portfolio Controlling Holder provided that such action is in accordance with the applicable servicing standard.

     B. Removal and Replacement of the Special Servicer. The Ala Moana Portfolio
Controlling Holder, at its expense, may remove the special servicer under the series CD 2006-CD3 pooling and servicing agreement with respect to the Ala Moana
Portfolio Loan Combination at any time for any reason whatsoever or no reason, upon prior notice to such special servicer and the other noteholders of the Ala
Moana Portfolio Loan Combination. Upon any such termination, the Ala Moana
Portfolio Controlling Holder shall be required to appoint a successor special servicer in accordance with the terms, conditions and procedures set forth in the series CD 2006-CD3 pooling and servicing agreement.

     C. Cure Rights. In the event that the borrower under the Ala Moana
Portfolio Loan Combination commits a monetary default by failing to make any payment of principal or interest on the Ala Moana Portfolio Loan Combination by the end of the applicable grace period or a non-monetary default beyond the applicable notice and grace periods, the applicable master servicer or the special servicer, as the case may be, under the series CD 2006-CD3 pooling and servicing agreement must provide notice of such default to the holder of each
Ala Moana Portfolio Subordinate Loan. The holder of each Ala Moana Portfolio
Subordinate Non-Trust Loan will have the right, but not the obligation, to cure such monetary default within five (5) business days after receiving the monetary default notice or within 30 days after receiving the non-monetary default notice. The holder of each Ala Moana Portfolio Subordinate Non-Trust Loan will have no right to exercise its cure rights with respect to the Ala Moana
Portfolio Loan Combination unless such holder is also simultaneously exercising its cure rights with respect to each Ala Moana Portfolio Subordinate Non-Trust
Loan with a higher priority. At the time a cure payment is made, the holder of the Ala Moana Portfolio Subordinate Non-Trust Loan effecting the cure must pay or reimburse the holders of the Ala Moana Portfolio Note A Loans, all securitization master servicers, special servicers and trustees, as applicable, for all costs, expenses, losses, liabilities, obligations, damages, penalties, and disbursements imposed on, incurred by or asserted against the holders of the
Ala Moana Portfolio Note A Loans (including, without limitation, any interest on advances but excluding default interest and late payment charges) during the period of time from the expiration of such grace period until the cure payment is

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made or a cure is otherwise effected. So long as a monetary default exists for which a permitted cure payment is made or non-monetary default exists for which the holder(s) of an Ala Moana Portfolio Subordinate Non-Trust Loan are pursuing a cure in accordance with the time limit and terms described above, such default will not be treated as an event of default under the Ala Moana Portfolio Loan
Combination (including for purposes of treating the Ala Moana Portfolio Loan
Combination as a specially serviced mortgage loan), provided, that, such limitation will not prevent the holders of the Ala Moana Portfolio Note A Loans from sending notices of the default to, or making any demands on, the borrower or any related guarantor or from collecting default interest, late charges or any other similar or applicable amounts from the borrower or guarantor.

     In the event that more than one holder of an Ala Moana Portfolio
Subordinate Non-Trust Loan desires to cure the default specified in the cure option notice, the holder of an Ala Moana Portfolio Subordinate Non-Trust Loan with the lowest payment priority with respect to the other holders of any Ala
Moana Portfolio Subordinate Loans (i.e. first, the Note F-1 and Note F-2 holders, second, the Note E-1 and Note E-2 holders, third, the Note D-1 and Note
D-2 holders, fourth, the Note C-1 and Note C-2 holders, fifth, the Note B-1C and
Note B-2C holders, sixth, the Note B-1B and Note B-2B holders, and seventh, the
Note B-1A and Note B-2A holders) will have the exclusive right to cure the default specified in the cure option notice with respect to the Ala Moana
Portfolio Loan Combination.

     Notwithstanding the foregoing, the right of the holders of the Ala Moana
Portfolio Subordinate Loans collectively to cure a monetary default or non-monetary default will be limited as follows: (A) there may not be more than nine (9) cure events during the term of the Ala Moana Portfolio Loan
Combination, (B) no single cure event may exceed three (3) consecutive months and (C) there may not be more than six (6) cure events, whether or not consecutive, in any 12-month period. For purposes of the foregoing, an individual "cure event" shall mean the exercise by the holder of an Ala Moana
Portfolio Subordinate Non-Trust Loan of its cure rights, whether for one month or consecutive months in the aggregate.

     D. Purchase Option. Upon the occurrence of (i) a monetary event of default or (ii) a non-monetary event of default under the Ala Moana Portfolio Loan
Combination which causes the Ala Moana Portfolio Loan Combination to become a specially serviced mortgage loan, the special servicer under the series CD
2006-CD3 pooling and servicing agreement is required to deliver notice thereof to the holders of the Ala Moana Portfolio Subordinate Loans and the holders will have the right, by written notice to such special servicer and the holders of the Ala Moana Note A Loans, delivered within ninety (90) business days after receipt of notice from such special servicer to purchase the Ala Moana Portfolio
Note A Loans in whole but not in part at the Ala Moana Portfolio Defaulted
Mortgage Loan Purchase Price. Upon the delivery of the purchase notice to the holders of the Ala Moana Portfolio Note A Loans, the holders of the Ala Moana
Note A Loans (and, where applicable, the applicable holders of the Ala Moana
Portfolio Subordinate Loans) must sell, and the holder(s) of the Ala Moana
Portfolio Subordinate Loan(s) that exercised such purchase option must purchase, the Ala Moana Portfolio Note A Loans (including, without limitation, any participations therein) (and, where applicable, the applicable Ala Moana
Portfolio Subordinate Loans) at the Ala Moana Portfolio Defaulted Mortgage Loan
Purchase Price (and, where applicable, the purchase price for the Ala Moana
Portfolio Subordinate Loans, as discussed below), on a date not more than sixty
(60) business days after the date of the purchase notice. The right of the holders of the Ala Moana Portfolio Subordinate Loans to purchase the Ala Moana
Portfolio Note A Loans will automatically terminate (a) upon a foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure with respect to the Ala Moana Portfolio Mortgaged Properties, (b) upon the cure of the applicable event of default or (c) the modification of the Ala Moana Portfolio
Loan Combination.

     In the event that more than one holder of an Ala Moana Portfolio
Subordinate Non-Trust Loan elects to purchase the Ala Moana Portfolio Note A
Loans, the holder of an Ala Moana Portfolio Subordinate Non-Trust Loan with the lowest payment priority with respect to the other holders of any Ala Moana
Portfolio Subordinate Loans (i.e. first, the Note F-1 and Note F-2 holders, second, the Note E-1 and Note E-2 holders, third, the Note D-1 and Note D-2 holders, fourth, the Note C-1 and Note C-2 holders, fifth, the Note B-1C and
Note B-2C holders, sixth, the Note B-1B and Note B-2B holders, and seventh, the
Note B-1A and Note B-2A holders) will have the

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exclusive right to purchase the Ala Moana Portfolio Note A Loans, provided that such holder must also concurrently purchase each Ala Moana Portfolio Subordinate
Non-Trust Loan with a higher priority at a price generally equal to the principal balance of such Ala Moana Portfolio Subordinate Non-Trust Loan plus accrued interest. A holder of an Ala Moana Portfolio Subordinate Non-Trust Loan may not purchase the Ala Moana Portfolio Note A Loans without concurrently purchasing the Ala Moana Portfolio Subordinate Loans with a higher priority.

     The "Ala Moana Portfolio Defaulted Mortgage Loan Purchase Price" shall mean the sum, without duplication, of: (a) the outstanding principal balance of each loan in the Ala Moana Portfolio Loan Combination being purchased (the "Ala Moana
Portfolio Defaulted Loans") as of the date of purchase; (b) accrued and unpaid interest on such Ala Moana Portfolio Defaulted Loans at the applicable interest rate, up to the end of the accrual period relating to the monthly payment date immediately following the date of purchase; (c) any unreimbursed advances and interest thereon and any interest on any advances for principal and interest;
(d) any unreimbursed servicing advances and any expenses incurred in enforcing the related loan documents, including, without limitation, fees and expenses payable or reimbursable to the applicable master servicer, the special servicer and/or the trustee under the series CD 2006-CD3 pooling and servicing agreement, including, without limitation, earned and unpaid special servicing fees, and any liquidation fees and workout fees (unless such purchase is consummated within 90 days after notice) required to be paid pursuant to the series CD 2006-CD3 pooling and servicing agreement; and (e) any unreimbursed costs allocable to the
Ala Moana Portfolio Defaulted Loans.

     The DDR Southeast Pool Loan Combination.

     General. The DDR Southeast Pool Mortgage Loan, representing 9.3% of the
Initial Mortgage Pool Balance and 10.4% of the Initial Loan Group No. 1 Balance,
has a cut-off date principal balance of $442,500,000. The DDR Southeast Pool
Mortgaged Properties also secure two (2) other mortgage loans that are pari passu in right of payment of principal and interest with the DDR Southeast Pool
Mortgage Loan (the "DDR Southeast Pool Pari Passu Non-Trust Loans" and, together with the DDR Southeast Pool Mortgage Loan, the "DDR Southeast Pool Loan
Combination"). The DDR Southeast Pool Pari Passu Non-Trust Loans have aggregate principal balances as of the cut-off date and current holders as listed in the table below:

                             AGGREGATE PRINCIPAL
PARI PASSU NON-TRUST LOAN           BALANCE            CURRENT HOLDER
--------------------------   -------------------   -----------------------
            A-2                 $221,250,000           WBCMT 2007-C32
            A-3                 $221,250,000       German American Capital
                                                         Corporation

     The holders of the DDR Southeast Pool Loan Combination notes (the "DDR
Southeast Pool Pari Passu Noteholders") have entered into a co-lender agreement that sets forth their respective rights (the "DDR Southeast Pool Co-Lender
Agreement"). The DDR Southeast Pool Co-Lender Agreement provides that expenses, losses and shortfalls relating to the DDR Southeast Portfolio Loan Combination will be allocated, on a pro rata and pari passu basis, to the DDR Southeast Pari
Passu Pool Noteholders.

     Servicing. The DDR Southeast Pool Co-Lender Agreement generally provides that the DDR Southeast Pool Loan Combination will be serviced by the applicable master servicer and the special servicer according to the Servicing Standards pursuant to the DDR Southeast Pool Co-Lender Agreement and the series 2007-C6 pooling and servicing agreement.

     Distributions. Under the terms of the DDR Southeast Pool Co-Lender
Agreement, any payment (whether of principal or interest or prepayment under the
DDR Southeast Pool Pari Passu Non-Trust Loans and the DDR Southeast Pool
Mortgage Loan, or any proceeds relating to a DDR Southeast Pool Mortgaged
Property), will be

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applied to the DDR Southeast Pool Mortgage Loan and the DDR Southeast Pool Pari
Passu Non-Trust Loans on a pro rata and pari passu basis according to their respective outstanding principal balances.

     Consultation and Consent. Any decision to be made with respect to the DDR
Southeast Pool Loan Combination that requires the approval of a "controlling holder" or otherwise requires approval under the DDR Southeast Pool Co-Lender
Agreement will require approval of the series 2007-C6 controlling class representative after consultation with the controlling class representative of each of the DDR Southeast Pool Non-Trust Loans (to the extent any such loans are included in a securitization) or, if such loans are not included in a securitization, the related DDR Southeast Pool Pari Passu Noteholders, as applicable. In addition, and only with respect to the DDR Southeast Pool Loan
Combination, the 2007-C6 controlling class representative is required to consult with, but is not obligated to follow the advice of, the controlling class representative of each of the DDR Southeast Pool Non-Trust Loans (to the extent that any of such loans are included in a securitization) or, if such loan or loans are not included in a securitization, the related DDR Southeast Pool Pari
Passu Noteholders, as applicable, prior to the termination of the special servicer and/or appointment of a successor special servicer solely as to the DDR
Southeast Pool Loan Combination. See "The Series 2007-C6 Pooling and Servicing
Agreement-The Series 2007-C6 Controlling Class Representative and the Serviced
Non-Trust Loan Noteholders" in this offering prospectus.

The 600 West Chicago Loan Combination.

     General. The 600 West Chicago Mortgage Loan, representing 1.4% of the
Initial Mortgage Pool Balance and 1.6% of the Initial Loan Group No. 1 Balance,
has a cut-off date principal balance of $66,250,000. The 600 West Chicago
Mortgaged Properties also secure 3 other mortgage loans that are pari passu in right of payment of principal and interest with the 600 West Chicago Mortgage
Loan (the "600 West Chicago Pari Passu Non-Trust Loans" and, together with the
600 West Chicago Mortgage Loan, the "600 West Chicago Loan Combination"). The
600 West Chicago Pari Passu Non-Trust Loans have aggregate principal balances as of the Cut-off Date and current/expected holders as listed in the table below:

PARI PASSU NON-TRUST
        LOAN           AGGREGATE PRINCIPAL BALANCE   CURRENT/EXPECTED HOLDER
--------------------------------------------------------------------------------
        A-1                    $66,250,000                CGCMT 2007-C6
--------------------------------------------------------------------------------

        A-2                    $64,750,000                 MLMT 2007-C1
        A-3                    $67,000,000                     TBD
        A-4                    $67,000,000                     TBD

     The holders of the 600 West Chicago Loan Combination (the "600 West Chicago
Pari Passu Loan Noteholders") have entered into a co-lender agreement that sets forth their respective rights (the "600 West Chicago Co-Lender Agreement"). The
600 West Chicago Co-Lender Agreement provides that expenses, losses and shortfalls relating to the 600 West Chicago Loan Combination will be allocated, on a pro rata and pari passu basis, to the 600 West Chicago Pari Passu
Noteholders.

     Servicing. The 600 West Chicago Co-Lender Agreement generally provides that the 600 West Chicago Loan Combination will be serviced by the applicable master servicer and the special servicer according to the Servicing Standards pursuant to the 600 West Chicago Co-Lender Agreement and the series 2007-C6 pooling and servicing agreement.

     Distributions. Under the terms of the 600 West Chicago Co-Lender Agreement, any payment (whether of principal or interest or prepayment under the 600 West
Chicago Pari Passu Non-Trust Loans and the 600 West Chicago Mortgage Loan, or
any proceeds relating to the 600 West Chicago Mortgaged Property) will be applied

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to the 600 West Chicago Mortgage Loan and the 600 West Chicago Pari Passu
Non-Trust Loans on a pro rata and pari passu basis according to their respective outstanding principal balances.

     Consultation and Consent. Any decision to be made with respect to the 600
West Chicago Loan Combination that requires the approval of a "controlling holder" or otherwise requires approval under the 600 West Chicago Co-Lender
Agreement will require approval of the 2007-C6 controlling class representative after consultation with the controlling class of the 600 West Chicago Non-Trust
Loans (to the extent that any such loans are included in a securitization) or, if such loan or loans are not included in a securitization, the related 600 West
Chicago Pari Passu Noteholders, provided that, the termination of the special servicer and appointment of a successor special servicer solely with respect to the 600 West Chicago Loan Combination must be consented to by (i) a majority of the holders of the series 2007-C6 controlling class and (ii) (a) a majority of the holders of the controlling class of each of the 600 West Chicago Non-Trust
Loans (to the extent that any of such loans are included in a securitization) or
(b) if such loan or loans are not included in a securitization, the majority of the holders of each of the 600 West Chicago Non-Trust Loans, as applicable. See
"The Series 2007-C6 Pooling and Servicing Agreement--The Series 2007-C6
Controlling Class Representative and the Serviced Non-Trust Loan Noteholders" in
this offering prospectus.

     The CGM AmeriCold Portfolio Loan Combination.

     General. The CGM AmeriCold Portfolio Mortgage Loan, representing 3.0% of the Initial Mortgage Pool Balance and 3.4% of the Initial Loan Group No. 1
Balance, has a cut-off date principal balance of $145,000,000. The CGM AmeriCold
Portfolio Mortgage Loan is collectively evidenced by four (4) promissory notes, each currently held by Citigroup Global Markets Realty Corp. The CGM AmeriCold
Portfolio Mortgage Loan consists of one (1) of two (2) mortgage loans, together referred to as the CGM AmeriCold Portfolio Loan Combination, that are all: (a)
obligations of the same borrowers; (b) secured by the same mortgage instrument(s) encumbering the CGM AmeriCold Portfolio Mortgaged Properties; (c)
cross-defaulted with each other; and (d) entitled to payments of interest and principal on a pro rata and pari passu basis.

     The CGM AmeriCold Portfolio Pari Passu Non-Trust Loan has the same interest rate and maturity date as the CGM AmeriCold Portfolio Mortgage Loan. The CGM
AmeriCold Portfolio Pari Passu Non-Trust Loan has an unpaid principal balance as of the cut-off date of $180,000,000, and the entire CGM AmeriCold Portfolio Loan
Combination has an unpaid principal balance as of the cut-off date of
$325,000,000.

     The CGM AmeriCold Portfolio Pari Passu Non-Trust Loan will not be transferred to the issuing entity. The CGM AmeriCold Portfolio Pari Passu
Non-Trust Loan was included in a commercial mortgage securitization involving the issuance of the CD 2007-CD4 Commercial Mortgage Trust, Commercial Mortgage
Pass-Through Certificates, Series CD 2007-CD4.

     Servicing. The CGM AmeriCold Portfolio Loan Combination will be serviced under the series CD 2007-CD4 pooling and servicing agreement by the applicable master servicer and the special servicer thereunder and in accordance with the
CGM AmeriCold Portfolio Co-Lender Agreement. See "Servicing of the CGM AmeriCold
Portfolio Mortgage Loan" in this offering prospectus.

     Payments. Pursuant to the CGM AmeriCold Portfolio Co-Lender Agreement,
following the allocation of payments to each mortgage loan in the CGM AmeriCold
Portfolio Loan Combination in accordance with the related loan documents, collections on the CGM AmeriCold Portfolio Loan Combination will be allocated
(after application to certain related unreimbursed or unpaid costs and expenses, including outstanding advances, together with interest thereon, and unpaid servicing compensation) generally in the following manner:

     o    first, to the CGM AmeriCold Portfolio Mortgage Loan and the CGM
          AmeriCold Portfolio Pari Passu Non-Trust Loan, on a pro rata and pari passu basis, in an amount up to all accrued and

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          unpaid interest (other than Default Interest) on the respective principal balances of such mortgage loans (net of related master servicing fees), until all such interest is paid in full;

     o    second, to the CGM AmeriCold Portfolio Mortgage Loan and the CGM
          AmeriCold Portfolio Pari Passu Non-Trust Loan, on a pari passu basis, their respective pro rata portions (based on balance) of any payments and other collections of principal with respect to the CGM AmeriCold
          Portfolio Loan Combination;

     o    third, to the CGM AmeriCold Portfolio Mortgage Loan and the CGM
          AmeriCold Portfolio Pari Passu Non-Trust Loan, on a pari passu basis, their respective pro rata portions (based on balance) of any prepayment consideration on the CGM AmeriCold Portfolio Loan
          Combination, to the extent actually paid by the borrower;

     o    fourth, to the CGM AmeriCold Portfolio Mortgage Loan and the CGM
          AmeriCold Portfolio Pari Passu Non-Trust Loan, their respective pro rata portions (based on balance) of any late payment charges and
          Default Interest (after application as provided in the series CD
          2007-CD4 pooling and servicing agreement), to the extent actually paid by the borrower, based on their respective principal balances;

     o    fifth, following a payment application trigger event with respect to the CGM AmeriCold Portfolio Loan Combination, on a pari passu basis, their respective pro rata portions of any unpaid excess interest accrued with respect to any replacement notes representing the CGM
          AmeriCold Portfolio Pari Passu Non-Trust Loan; and

     o    sixth, if any excess amount is paid by the borrower and is not required to be returned to the borrower or to any other party under the loan documents, pro rata (by balance) to the CGM AmeriCold
          Portfolio Mortgage Loan and the CGM AmeriCold Portfolio Pari Passu
          Non-Trust Loan.

     CGM AmeriCold Portfolio Co-Lender Agreement. The respective rights of the
CGM AmeriCold Portfolio Pari Passu Non-Trust Loan Noteholder and the issuing entity, as holder of the promissory note for the CGM AmeriCold Portfolio
Mortgage Loan, will be governed by a co-lender agreement (the "CGM AmeriCold
Portfolio Co-Lender Agreement").

     Rights of the CGM AmeriCold Portfolio Controlling Party. With respect to the CGM AmeriCold Portfolio Loan Combination, the series CD 2007-CD4 special servicer will, in general, not be permitted to take, or consent to the applicable series CD 2007-CD4 master servicer's taking, any of the following actions, among others, under the series CD 2007-CD4 pooling and servicing agreement with respect to the CGM AmeriCold Portfolio Loan Combination, as to
which the CGM AmeriCold Portfolio Controlling Party has objected within 15 business days of having been notified thereof in writing and receiving the information reasonably necessary to make an informed decision with respect thereto:

     o    any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of the related mortgaged real properties following a default,

     o    any modification, extension, amendment or waiver of a monetary term
          (including the timing of payments, but excluding the waiver of default charges) or any material non monetary term (including any material term relating to insurance) of a specially serviced mortgage loan in the CGM AmeriCold Portfolio Loan Combination,

     o    any proposed sale of an REO Property for less than the outstanding principal balance of, together with accrued interest on, the CGM
          AmeriCold Portfolio Loan Combination,

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     o    any acceptance of a discounted payoff with respect to a specially serviced mortgage loan in the CGM AmeriCold Portfolio Loan
          Combination,

     o    any determination to bring a CGM AmeriCold Portfolio Mortgaged
          Property securing a specially serviced mortgage loan in the CGM
          AmeriCold Portfolio Loan Combination or a related REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at a CGM AmeriCold Portfolio Mortgaged
          Property securing a specially serviced mortgage loan in the CGM
          AmeriCold Portfolio Loan Combination or a related REO Property,

     o    any release of collateral for a mortgage loan in the CGM AmeriCold
          Portfolio Loan Combination, other than in accordance with the terms of, or upon satisfaction of, such mortgage loan,

     o    any acceptance of substitute or additional collateral for the mortgage loans in the CGM AmeriCold Portfolio Loan Combination, other than in accordance with the terms of such mortgage loan,

     o    any waiver of a "due on sale" or "due on encumbrance" clause with respect to any mortgage loan in the CGM AmeriCold Portfolio Loan
          Combination,

     o    any acceptance of an assumption agreement releasing a borrower from liability under any mortgage loan in the CGM AmeriCold Portfolio Loan
          Combination,

     o    any adoption or approval of a plan in bankruptcy of a related borrower,

     o    any replacement of the property manager or, if applicable, the franchise in respect of a CGM AmeriCold Portfolio Mortgaged Property, if lender approval is required by the loan documents,

     o    any release, waiver or reduction of the amounts of escrows or reserves held in conjunction with the mortgage loans in the CGM AmeriCold
          Portfolio Loan Combination not expressly required by the terms of the loan documents or under applicable law,

     o    any renewal or replacement of the then existing insurance policies to the extent that the renewal or replacement policy does not comply with the terms of the loan documents or any material waiver, modification or amendment of any material insurance requirements under the loan documents, in each case if lender's approval is required by the loan documents, and

     o    any approval of a material capital expenditure, if lender's approval is required by the loan documents;

provided that, if the series CD 2007-CD4 special servicer determines that immediate action is necessary to protect the interests of the series CD 2007-CD4 certificateholders and the series 2007-C6 certificateholders, as a collective whole, then the special servicer may take any such action without waiting for the response of the CGM AmeriCold Portfolio Controlling Party.

     The CGM AmeriCold Portfolio Controlling Party is currently the series CD
2007-CD4 controlling class representative.

     Purchase Option. If and for so long as the CGM AmeriCold Portfolio Loan
Combination remains a specially serviced mortgage loan and upon the date when any monthly payment becomes at least 60 days delinquent, then the issuing entity, as holder of the promissory note for the CGM AmeriCold Portfolio
Mortgage Loan, and the CGM AmeriCold Portfolio Pari Passu Non-Trust Loan
Noteholder (or their respective designees) will each have the option to purchase the entire remaining portion of the CGM AmeriCold Portfolio Loan

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Combination (with preference to be given to the first such party to exercise such option) at a price at least equal to the sum of (i) the unpaid principal balance of the CGM AmeriCold Portfolio promissory notes to be purchased, together with all accrued unpaid interest on those notes (other than Default
Interest) to but not including the date of such purchase, (ii) all other sums
(in addition to principal and interest) then due and owing under the terms of such CGM AmeriCold Portfolio promissory notes (excluding, however, default interest and prepayment premiums), (iii) all expenses (including amounts incurred by and owing to the related holders of the CGM AmeriCold Portfolio promissory notes, the series CD 2007-CD4 master servicer and the series CD
2007-CD4 special servicer, if any) associated with the subject purchase, and
(iv) to the extent related or allocable to such CGM AmeriCold Portfolio promissory notes, any amount in respect of servicing compensation, debt service advances (without duplication of amounts payable under clause (i) above), servicing advances (including the amount of any servicing advance that has been previously reimbursed as a nonrecoverable advance out of general collections of principal on the mortgage pool for a securitization trust holding a CGM
AmeriCold Portfolio promissory note (but only to the extent such amounts have not been reimbursed to such trust)), and advance interest on all such advances, which are, at the time of purchase, payable or reimbursable to the holders of the CGM AmeriCold Portfolio promissory notes, the series CD 2007-CD4 master servicer or the series CD 2007-CD4 special servicer or any other person under
(x) any servicing agreement, (y) the CGM AmeriCold Portfolio Co-Lender Agreement
and/or (z) with respect to any such amount in respect of advance interest on debt service advances, any securitization agreement governing a securitization trust holding a CGM AmeriCold Portfolio promissory note; provided that no liquidation fee to any servicer or special servicer will be due and payable if such CGM AmeriCold Portfolio promissory notes are purchased within 60 days of the transfer of such CGM AmeriCold Portfolio promissory notes to the series CD
2007-CD4 special servicer). In any event, however, that price will not include any default interest, late payment charges or prepayment consideration. Any holder of a promissory note evidencing a mortgage loan that is part of the CGM
AmeriCold Portfolio Loan Combination will be entitled to appoint a representative to exercise the purchase option described in this paragraph, which representative will, in the case of the issuing entity, be the 2007-C6 controlling class representative pursuant to the series 2007-C6 pooling and servicing agreement.

     Furthermore, the CGM AmeriCold Portfolio Pari Passu Non-Trust Loan
Noteholder or its designee will have a fair value purchase option with respect to the CGM AmeriCold Portfolio Mortgage Loan as described under "The Series
2007-C6 Pooling and Servicing Agreement--Fair Value Purchase Option."

     Termination of Special Servicer. The CGM AmeriCold Portfolio Controlling
Party may terminate an existing series CD 2007-CD4 special servicer with respect to, but solely with respect to, the CGM AmeriCold Portfolio Loan Combination, with or without cause, and appoint a successor to any series CD 2007-CD4 special servicer with respect to, but solely with respect to, the CGM AmeriCold
Portfolio Loan Combination that has resigned or been terminated, subject to receipt by the series CD 2007-CD4 trustee of, among other things, items comparable to those described in clauses 1. and 2. of the first paragraph under the heading "The Series 2007-C6 Pooling and Servicing Agreement--Replacement of
the Special Servicer."

     The Greensboro Corporate Center Loan Combination.

     General. The Greensboro Corporate Center Mortgage Loan has a cut-off date principal balance of $130,000,000, which represents 2.7% of the Initial Mortgage
Pool Balance and 3.0% of the Initial Loan Group No. 1 Balance. The Greensboro
Corporate Center Mortgage Loan is evidenced by a promissory note currently held by Citigroup Global Markets Realty Corp. The Greensboro Corporate Center
Mortgage Loan is one of two mortgage loans, together referred to as the
Greensboro Corporate Center Loan Combination, that are both: (a) obligations of the same borrowers; (b) secured by the same mortgage instrument(s) encumbering the Greensboro Corporate Center Mortgaged Properties; and (c) cross-defaulted with each other. The Greensboro Corporate Center Mortgage Loan is senior in right of payment of interest and principal to the Greensboro Corporate Center
Subordinate Non-Trust Loan as described in further detail below under
"--Payments".

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     The Greensboro Corporate Center Subordinate Non-Trust Loan (a) is evidenced by a separate promissory note held by Citigroup Global Markets Realty Corp., (b)
has the same maturity date as the Greensboro Corporate Center Mortgage Loan, (c)
bears interest at a rate of 9.129% per annum, and (d) has an unpaid principal balance of $10,000,000 as of the cut-off date, and the entire Greensboro
Corporate Center Loan Combination has an unpaid principal balance as of the cut-off date of $140,000,000.

     The Greensboro Corporate Center Subordinate Non-Trust Loan will not be transferred to the issuing entity. It is expected that the Greensboro Corporate
Center Subordinate Non-Trust Loan will be transferred to a third-party institutional investor or included in a separate commercial mortgage securitization transaction. However, the Greensboro Corporate Center Subordinate
Non-Trust Loan will be serviced, along with the Greensboro Corporate Center
Mortgage Loan, under the series 2007-C6 pooling and servicing agreement by the applicable master servicer and the special servicer and in accordance with the
Greensboro Corporate Center Co-Lender Agreement, generally as if the Greensboro
Corporate Center Subordinate Non-Trust Loan was a mortgage loan in the trust fund.

     Greensboro Corporate Center Co-Lender Agreement. The respective rights of the Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder and the
issuing entity, as holder of the promissory note for the Greensboro Corporate
Center Mortgage Loan, will be governed by a co-lender agreement (the "Greensboro
Corporate Center Co-Lender Agreement").

     Priority of Payments. Pursuant to the Greensboro Corporate Center Co-Lender
Agreement, following the allocation of payments to each mortgage loan in the
Greensboro Corporate Center Loan Combination in accordance with the related mortgage loan documents, unless (i) a monetary event of default has occurred,
(ii) a non-monetary event of default has occurred so as to cause the Greensboro
Corporate Center Loan Combination to become specially serviced mortgage loans or
(iii) the Greensboro Corporate Center Mortgaged Property has become REO
Property, collections on the Greensboro Corporate Center Loan Combination will generally be allocated (after application to certain related unreimbursed or unpaid costs and expenses, including outstanding advances, together with interest thereon, and unpaid servicing compensation) to the Greensboro Corporate
Center Mortgage Loan and the Greensboro Corporate Center Subordinate Non-Trust
Loan generally in the following manner:

     o    first, to the Greensboro Corporate Center Mortgage Loan, in an amount equal to all accrued and unpaid interest (other than default interest)
          on the unpaid principal balance thereof (net of related master servicing fees);

     o    second, to the Greensboro Corporate Center Mortgage Loan, in an amount equal to the sum of (i) the Greensboro Corporate Center Mortgage
          Loan's pro rata share (based on the outstanding principal balance of the Greensboro Corporate Center Mortgage Loan compared to the outstanding principal balance of the Greensboro Corporate Center Loan
          Combination) of principal payments received, if any, with respect to the Greensboro Corporate Center Loan Combination, and (ii) to the
          extent not previously offset by payments pursuant to this subclause
          (ii) of this clause second, any principal of the Greensboro Corporate
          Center Mortgage Loan forgiven as part of a workout or restructuring;

     o    third, to the Greensboro Corporate Center Subordinate Non-Trust Loan,
          in an amount equal to all accrued and unpaid interest (other than default interest) on the unpaid principal balance thereof;

     o    fourth, to the Greensboro Corporate Center Subordinate Non-Trust Loan,
          in an amount equal to the sum of (i) the Greensboro Corporate Center
          Subordinate Non-Trust Loan's pro rata share (based on the outstanding principal balance of the Greensboro Corporate Center Subordinate
          Non-Trust Loan compared to the outstanding principal balance of the
          Greensboro Corporate Center Loan Combination) of principal payments received, if any, with respect to the Greensboro

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          Corporate Center Loan Combination, and (ii) to the extent not previously offset by payments pursuant to this subclause (ii) of this clause fourth, any principal of the Greensboro Corporate Center
          Subordinate Non-Trust Loan forgiven as part of a workout or restructuring;

     o    fifth, pro rata, either: (I) if any prepayment premium is calculated as a percentage of the principal amount prepaid, then to (A) the
          Greensboro Corporate Center Mortgage Loan in an amount equal to the
          Greensboro Corporate Center Mortgage Loan's pro rata share (based on the outstanding principal balance of the Greensboro Corporate Center
          Mortgage Loan compared to the outstanding principal balance of the
          Greensboro Corporate Center Loan Combination) of any prepayment premium, to the extent actually paid by the borrower, and (B) the
          Greensboro Corporate Center Subordinate Non-Trust Loan in an amount equal to the Greensboro Corporate Center Subordinate Non-Trust Loan's
          pro rata share (based on the outstanding principal balance of the
          Greensboro Corporate Center Subordinate Non-Trust Loan compared to the outstanding principal balance of the Greensboro Corporate Center Loan
          Combination) of any prepayment premium, to the extent actually paid by the borrower, or (II) if any prepayment premium is calculated according to a yield maintenance or spread maintenance formula, then to (A) the Greensboro Corporate Center Mortgage Loan in an amount equal to the portion of such prepayment premium calculated at the interest rate for, and based on the prepaid portion of, the Greensboro
          Corporate Center Mortgage Loan, to the extent actually paid by the borrower, and (B) to the Greensboro Corporate Center Subordinate
          Non-Trust Loan in an amount equal to the portion of such prepayment premium calculated at the interest rate for, and based on the prepaid portion of, the Greensboro Corporate Center Subordinate Non-Trust
          Loan, to the extent actually paid by the borrower;

     o    sixth, if any excess amount is paid by the borrower, and not otherwise applied in accordance with the foregoing clauses first through fifth, such amount will be paid as follows: (A) first, to the Greensboro
          Corporate Center Subordinate Non-Trust Loan, any unreimbursed cure payments made by the holder thereof pursuant to the Greensboro
          Corporate Center Co-Lender Agreement, and (B) second, any remaining amounts to the Greensboro Corporate Center Mortgage Loan and
          Greensboro Corporate Center Subordinate Non-Trust Loan in accordance with their respective initial percentage interests.

     Pursuant to the Greensboro Corporate Center Co-Lender Agreement, if (i) a
monetary event of default has occurred which has not been cured by the
Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder, (ii) a
non-monetary event of default has occurred so as to cause the Greensboro
Corporate Center Loan Combination to become specially serviced mortgage loans or
(iii) the Greensboro Corporate Center Mortgaged Property has become REO
Property, collections on the Greensboro Corporate Center Loan Combination will be allocated (after application to certain related unreimbursed or unpaid costs and expenses, including outstanding advances, together with interest thereon, and unpaid servicing compensation) to the Greensboro Corporate Center Mortgage
Loan and the Greensboro Corporate Center Subordinate Non-Trust Loan generally in the following manner:

     o    first, to the Greensboro Corporate Center Mortgage Loan, in an amount equal to all accrued and unpaid interest (other than default interest)
          on the unpaid principal balance thereof (net of related master servicing fees);

     o    second, to the Greensboro Corporate Center Mortgage Loan, as payments of principal, in an amount equal to the unpaid principal balance thereof (calculated without giving effect to any reduction for an amount previously forgiven in connection with a workout or restructuring), until such amount has been paid in full;

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     o    third, to the Greensboro Corporate Center Subordinate Non-Trust Loan,
          in an amount equal to all accrued and unpaid interest (other than default interest) on the unpaid principal balance thereof;

     o    fourth, to the Greensboro Corporate Center Subordinate Non-Trust Loan,
          as payments of principal, in an amount equal to the unpaid principal balance thereof (calculated without giving effect to any reduction for an amount previously forgiven in connection with a workout or restructuring), until such amount has been paid in full;

     o    fifth, to the Greensboro Corporate Center Subordinate Non-Trust Loan
          up to the amount of any unreimbursed cure payments made by the
          Greensboro Corporate Center Subordinate Non-Trust Loan pursuant to the
          Greensboro Corporate Center Co-Lender Agreement;

     o    sixth, to the Greensboro Corporate Center Mortgage Loan in an amount equal to either (I) if any prepayment premium is calculated as a percentage of the principal amount prepaid, then the Greensboro
          Corporate Center Mortgage Loan's pro rata share (based on the outstanding principal balance of the Greensboro Corporate Center
          Mortgage Loan compared to the outstanding principal balance of the
          Greensboro Corporate Center Loan Combination) of any prepayment premium, to the extent actually paid by the borrower, or (II) if any prepayment premium is calculated according to a yield maintenance or spread maintenance formula, then the portion of such prepayment premium calculated at the interest rate for, and based on the prepaid portion of, the Greensboro Corporate Center Mortgage Loan, to the
          extent actually paid by the borrower;

     o    seventh, to the Greensboro Corporate Center Subordinate Non-Trust Loan
          in an amount equal to either (I) if any prepayment premium is calculated as a percentage of the principal amount prepaid, then the
          Greensboro Corporate Center Subordinate Non-Trust Loan's pro rata share (based on the outstanding principal balance of the Greensboro
          Corporate Center Subordinate Non-Trust Loan compared to the outstanding principal balance of the Greensboro Corporate Center Loan
          Combination) of any prepayment premium, to the extent actually paid by the borrower, or (II) if any prepayment premium is calculated according to a yield maintenance or spread maintenance formula, then the portion of such prepayment premium calculated at the interest rate for, and based on the prepaid portion of, the Greensboro Corporate
          Center Subordinate Non-Trust Loan, to the extent actually paid by the borrower;

     o    eighth, in each case to the extent actually paid by the borrower and not payable to the applicable master servicer, the special servicer or the trustee pursuant to the Greensboro Corporate Center Co-Lender
          Agreement or the series 2007-C6 pooling and servicing agreement, first, to the Greensboro Corporate Center Mortgage Loan, any default interest accrued and not previously paid on the Greensboro Corporate
          Center Mortgage Loan, and second, to the Greensboro Corporate Center
          Subordinate Non-Trust Loan, any default interest accrued and not previously paid on the Greensboro Corporate Center Non-Trust Loan; and

     o    ninth, if any excess amount is paid by the borrower, and not otherwise applied in accordance with the foregoing clauses first through eighth, such amount shall be paid to the Greensboro Corporate Center Mortgage
          Loan and the Greensboro Corporate Center Subordinate Non-Trust Loan in
          accordance with their respective initial percentage interests.

     Rights of the Greensboro Corporate Center Controlling Party. With respect to the Greensboro Corporate Center Loan Combination, subject to the second following paragraph, the Greensboro Corporate Center Controlling Party will be entitled to advise the applicable master servicer and the special servicer with respect to the following actions thereof; and the applicable master servicer
(or, if the Greensboro Corporate Center Loan Combination constitute specially serviced mortgage loans or REO Property, the special servicer) the special servicer will, in general, not be permitted to take, or consent to the master servicer's taking, any of the following

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actions, among others, under the series 2007-C6 pooling and servicing agreement with respect to the Greensboro Corporate Center Loan Combination, as to which the Greensboro Corporate Center Controlling Party has objected within 10 business days of having been notified thereof in writing and receiving the information reasonably necessary to make an informed decision with respect thereto:

     o    any voting on or adoption or approval of a plan in a bankruptcy of the borrower;

     o    any adoption or implementation of a business plan or budget submitted by the borrower with respect to the Greensboro Corporate Center
          Mortgaged Property;

     o    the execution, termination or renewal of any lease (if lender approval is provided for in the mortgage loan documents);

     o    the release of any escrow held in conjunction with the Greensboro
          Corporate Center Loan Combination to the borrower not expressly required by the terms of the mortgage loan documents or under applicable law;

     o    (A) any modification, waiver or amendment of the provisions in the mortgage loan documents regarding the deposit of and distribution of funds in any reserve, escrow or lockbox accounts or (B) any change in any ancillary mortgage loan documents except for non-economic loan terms that are required to be changed upon the satisfaction of certain conditions specified in the mortgage loan documents and with respect to which the lender has no discretion;

     o    any renewal or replacement of the then existing insurance policies (to the extent that the lender's approval is required under the mortgage loan documents) or any waiver, modification or amendment of any material insurance requirements under the mortgage loan documents;

     o    the waiver of any notice provisions relating to prepayment;

     o    any action to bring the Greensboro Corporate Center Mortgaged Property into compliance with applicable environmental laws;

     o    any transfer of the Greensboro Corporate Center Mortgaged Property or
          any portion thereof, or any transfer of any direct or indirect ownership interest in the borrower and, in each case, any documents executed in connection therewith, to the extent the lender's approval is required under the applicable mortgage loan documents;

     o    any acceptance of substitute or additional collateral for the
          Greensboro Corporate Center Loan Combination (other than in accordance with the terms of the mortgage loan documents) or any release of collateral for the Greensboro Corporate Center Loan Combination (other than as permitted without lender's consent in accordance with the terms of the mortgage loan documents or upon satisfaction of the
          Greensboro Corporate Center Loan Combination);

     o    any waiver of or determination not to enforce any "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance of an assumption agreement releasing the borrower or any guarantor or other obligor from liability;

     o    the incurrence of additional indebtedness by the borrower or indebtedness secured by the Greensboro Corporate Center Mortgaged
          Property, if lender's approval is required by the mortgage loan documents by any beneficial owner of the borrower;

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     o    any termination or replacement of the property manager or any approval, termination or modification of the property management agreement (in each case if approval is required under the terms of the mortgage loan documents);

     o    any release of the borrower or any guarantor from liability with respect to the Mortgage Loans or any material modification to, waiver of any material provision of, or material release of, any guaranty or indemnity agreement;

     o    the settlement of any insurance claim for a cash payment that will be applied to the principal amount of the Greensboro Corporate Center
          Loan Combination (instead of rebuilding the Greensboro Corporate
          Center Mortgaged Property) if such repayment would not result in the payment in full of all amounts due and payable to the Greensboro
          Corporate Center Controlling Party;

     o    any amendment to the special purpose entity provisions in the mortgage loan documents;

     o    the subordination of the related mortgage to any other interest in the
          Greensboro Corporate Center Mortgaged Property;

     o    approval of any plans and specifications submitted to the lender for approval under the terms and provisions of the mortgage loan documents;

     o    waiver of any of the extension conditions set forth in the mortgage loan documents;

     o    waiver of any material event of default or any event that, with notice or the passage of time, would constitute a material event of default;
          and

     o    approving any renovation plans and specifications, renovation agreements or architects agreements (and any material amendments, modifications or waivers thereto), change orders, architects, general contractors, contractors and subcontractors in each case to the extent the lender's approval is required under the mortgage loan documents.

     With respect to the Greensboro Corporate Center Loan Combination, subject to the following paragraph, the special servicer will, in general, not be permitted to take, or consent to the applicable master servicer's taking, any of the following actions, among others, under the series 2007-C6 pooling and servicing agreement with respect to the Greensboro Corporate Center Loan
Combination, as to which the Greensboro Corporate Center Controlling Party has objected within 10 business days of having been notified thereof in writing and receiving the information reasonably necessary to make an informed decision with respect thereto:

     o    if the Greensboro Corporate Center Loan Combination constitute specially serviced mortgage loans, any proposed modification or waiver of any monetary terms of either mortgage loan in the Greensboro
          Corporate Center Loan Combination or waiver or modification of either such mortgage loan that would result in the extension of the stated
          maturity of such mortgage loan, a reduction in the mortgage rate or scheduled payment of such mortgage loan or any waiver of or modification relating to timing of any payment of principal and interest (other than default interest) or a forgiveness of interest on or principal of such mortgage loan, or any acceptance of a discounted payoff;

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of the Greensboro
          Corporate Center Mortgaged Property or any acquisition of the
          Greensboro Corporate Center Mortgaged Property by deed-in-lieu of foreclosure or any other enforcement action under the mortgage loan documents;

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     o    following an event of default, if the Greensboro Corporate Center Loan
          Combination constitute specially serviced mortgage loans, any exercise of remedies, including the acceleration of the Greensboro Corporate
          Center Loan Combination or initiation of any proceedings, judicial or otherwise, under the mortgage loan documents;

     o    any proposed sale of any Greensboro Corporate Center REO Property
          (other than upon termination of the trust established under the series
          2007-C6 pooling and servicing agreement); and

     o    any action to bring any Greensboro Corporate Center Loan REO Property into compliance with applicable environmental laws.

     Notwithstanding the two preceding paragraphs, if the applicable master servicer or the special servicer determines that immediate action is necessary to protect the interests of the series 2007-C6 certificateholders and the
Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder (as a
collective whole), then the applicable master servicer or the special servicer, as the case may be, may take any such action without waiting for the Greensboro
Corporate Center Controlling Party's response so long as it has made good faith efforts to contact the Greensboro Corporate Center Controlling Party. Further
notwithstanding the two preceding paragraphs, no advice, direction or objection from or by the Greensboro Corporate Center Controlling Party may (and the
applicable master servicer or the special servicer, as the case may be, is required to ignore and act without regard to any such advice, direction or objection that such servicer has determined, in its reasonable, good faith judgment, will) require or cause such servicer to violate any applicable law, any provision of the Greensboro Corporate Center Co-Lender Agreement or the
series 2007-C6 pooling and servicing agreement, including, without limitation, the Servicing Standard. Furthermore, neither the applicable master servicer nor the special servicer will be obligated to seek approval from the Greensboro
Corporate Center Controlling Party for any actions to be taken by such servicer to which the Greensboro Corporate Center Controlling Party has objected if: (i)
such servicer has notified the Greensboro Corporate Center Controlling Party in
writing of various actions that such servicer proposes to take with respect to the Greensboro Corporate Center Loan Combination and upon receipt of such objection from the Greensboro Corporate Center Controlling Party shall have notified in writing the Greensboro Corporate Center Controlling Party within ten
(10) business days after receipt of such objection that such servicer continues to propose to take such action; and (ii) for 60 days following the first such notice, the Greensboro Corporate Center Controlling Party has objected to all of those proposed actions and has failed to suggest any alternative actions that such servicer considers to be consistent with the applicable servicing standard.

     Under the Greensboro Corporate Center Co-Lender Agreement, following the preparation of any required appraisal following an Appraisal Trigger Event under the series 2007-C6 pooling and servicing agreement and the Greensboro Corporate
Center Co-Lender Agreement, the Greensboro Corporate Center Controlling Party
will have the right to direct the special servicer to hire an appraiser reasonably satisfactory to the Greensboro Corporate Center Controlling Party to
prepare a second appraisal of the Greensboro Corporate Center Mortgaged Property
at the expense of the Greensboro Corporate Center Controlling Party. If the
appraised value of the Greensboro Corporate Center Mortgaged Property determined by the second appraisal does not differ from that used in determining the
Appraisal Reduction Amount by more than 10%, the first appraisal shall be utilized to determine the allocation of the Appraisal Reduction Amount to the principal balance of the Greensboro Corporate Center Subordinate Non-Trust Loan.
If the appraised value of the Greensboro Corporate Center Mortgaged Property determined by the second appraisal differs from that used in determining the
Appraisal Reduction Amount by more than 10%, the special servicer will be required to direct the appraisers to jointly appoint a third appraiser, at the expense of the Greensboro Corporate Center Subordinate Non-Trust Loan
Noteholder, to reconcile the differences between the appraised values determined under each appraisal; provided that the appraised value of the Greensboro
Corporate Center Mortgaged Property set forth in the first appraisal will be used to calculate any Appraisal Reduction Amount until the determination of the third appraiser is rendered. The determination of the third appraiser will be the final and binding determination of the appraised value of the Greensboro
Corporate Center Mortgaged Property for purposes of the Greensboro Corporate
Center Co-Lender

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Agreement until the preparation of a new appraisal, if any, is required in accordance with the terms of the Greensboro Corporate Center Co-Lender Agreement and the terms of the series 2007-C6 pooling and servicing agreement.

     In addition, subject to the satisfaction of certain conditions specified in the Greensboro Corporate Center Co-Lender Agreement, within ten business days after receipt by the Greensboro Corporate Center Subordinate Non-Trust Loan
Noteholder of notice indicating that it is no longer the Greensboro Corporate
Center Controlling Party, the Greensboro Corporate Center Subordinate Non-Trust
Loan Noteholder may elect to post with the holder of the Greensboro Corporate
Center Mortgage Loan cash, letters of credit in form and substance satisfactory to such holder and the rating agencies, or U.S. government securities that have maturities of not more than 30 days meeting rating agency criteria as "eligible investments" or "permitted investments" in an amount which, when added to and for this purpose considered a part of the appraised value of the Greensboro
Corporate Center Mortgaged Property, will cause the Greensboro Corporate Center
Subordinate Non-Trust Loan Noteholder to remain the Greensboro Corporate Center
Controlling Party. Upon providing written notice of its intent to exercise that option, the Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder
will be required to post any such reserve collateral as quickly as practicable
(but in no event more than three business days following the receipt of the above notice). Upon the posting of such reserve collateral, the Greensboro
Corporate Center Subordinate Non-Trust Loan Noteholder will be entitled to exercise all of the rights of the Greensboro Corporate Center Controlling Party under the Greensboro Corporate Center Co-Lender Agreement; provided, however, that such posting of such reserve collateral will not prevent the Greensboro
Corporate Center Subordinate Non-Trust Loan Noteholder from losing its status as the Greensboro Corporate Center Controlling Party again (provided that the reserve collateral will be taken into account in determining the Greensboro
Corporate Center Mortgaged Property's value when calculating whether the
Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder is no longer the Greensboro Corporate Center Controlling Party), in which event the foregoing provisions described in this paragraph will again apply and the Greensboro
Corporate Center Subordinate Non-Trust Loan Noteholder will again be entitled to post reserve collateral. Notwithstanding the foregoing, if the appraised value of the Greensboro Corporate Center Mortgaged Property has increased such that the Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder is the
Greensboro Corporate Center Controlling Party without regard to any such reserve collateral, then the holder of the Greensboro Corporate Center Mortgage Loan will release the then remaining reserve collateral upon the written request of the Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder and the
Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder's payment of any costs and expenses in connection with the release.

     Cure Rights. The Greensboro Corporate Center Subordinate Non-Trust Loan
Noteholder (or its designee) will have the right to cure an event of default on the Greensboro Corporate Center Loan Combination (i) within 10 days of receipt of notice of the subject event of default, if such default is a monetary default or (ii) within the later of (A) 10 days after the expiration of the applicable grace period for the subject event of default and (B) 30 days of receipt of notice of the subject event of default, if such default is a non-monetary default; provided that no more than (1) three consecutive cure events are permitted and (2) six cure events are permitted during the term of the
Greensboro Corporate Center Loan Combination. Under certain circumstances specified in the Greensboro Corporate Center Co-Lender Agreement, the 30-day
cure period may be extended for an additional 45 days for a total of up to 75 days.

     Purchase Option. In the event that the Greensboro Corporate Center Loan
Combination become specially serviced mortgage loans and either (i) a monetary event of default has occurred, (ii) a non-monetary event of default has occurred so as to cause the Greensboro Corporate Center Loan Combination to become specially serviced mortgage loans or (iii) the Greensboro Corporate Center
Mortgaged Property has become REO Property, then the Greensboro Corporate Center
Subordinate Non-Trust Loan Noteholder will have the option to purchase the
Greensboro Corporate Center Mortgage Loan at a price generally equal to the unpaid principal balance of the Greensboro Corporate Center Mortgage Loan, together with all accrued and unpaid interest on the Greensboro Corporate Center
Mortgage Loan (other than default interest) to but not including the date of such purchase, any unreimbursed servicing advances and advance interest thereon and additional trust fund expenses allocable to the

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Greensboro Corporate Center Loan Combination pursuant to the series 2007-C6 pooling and servicing agreement, if any servicer is entitled to a liquidation fee in connection with such purchase under the terms of the series 2007-C6 pooling and servicing agreement, the amount of such liquidation fee, any unpaid servicing compensation in respect of the Greensboro Corporate Center Mortgage
Loan for which the borrower is contractually obligated to make payment to the applicable master servicer, and the amount of any unreimbursed advance interest on any debt service advance made to the beneficial owners of the Greensboro
Corporate Center Mortgage Loan by the trustee, the applicable master servicer or the special servicer allocable to the Greensboro Corporate Center Mortgage Loan pursuant to the series 2007-C6 pooling and servicing agreement (but exclusive of any prepayment consideration and late payment charges).

     Termination of Special Servicer. The Greensboro Corporate Center
Controlling Party may terminate an existing special servicer with respect to, but solely with respect to, the Greensboro Corporate Center Loan Combination,
with or without cause, and appoint a successor to any special servicer with respect to, but solely with respect to, the Greensboro Corporate Center Loan
Combination that has resigned or been terminated, subject to receipt by the trustee of the items described in clauses 1 and 2 of the first paragraph under the heading "The Series 2007-C6 Pooling and Servicing Agreement--Replacement of
the Special Servicer" in this offering prospectus.

     The MezzCap Loan Combination.

     General. One (1) underlying mortgage loan, which represents 0.1% of the
Initial Mortgage Pool Balance and 1.3% of the Initial Loan Group No. 2 Balance,
is secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as Bear Creek Apartments. The related borrower has encumbered the subject mortgaged real property with junior debt, which constitutes the related Subordinate Non-Trust Loan. The aggregate debt consisting of the Bear Creek Apartments underlying mortgage loan and the related
Subordinate Non-Trust Loan, which two mortgage loans constitute a Loan
Combination, is secured by a single mortgage or deed of trust on the subject mortgaged real property. We intend to include the Bear Creek Apartments underlying mortgage loan in the trust fund. The related Subordinate Non-Trust
Loan was sold immediately after origination to Mezz Cap Finance, LLC, and will not be included in the trust fund. We refer to this Loan Combination as the
"MezzCap Loan Combination."

     In the case of the MezzCap Loan Combination, the related underlying mortgage loan and related Subordinate Non-Trust Loan are cross-defaulted. Such
Subordinate Non-Trust Loan has the same maturity date and prepayment structure as the related underlying mortgage loan. For purposes of the information presented in this offering prospectus with respect to the underlying mortgage loan that is part of the MezzCap Loan Combination, unless the context clearly indicates otherwise, the loan-to-value ratio and debt service coverage ratio information reflects only that underlying mortgage loan and does not take into account the related Subordinate Non-Trust Loan.

     In the case of the MezzCap Loan Combination, The issuing entity, as the holder of the related underlying mortgage loan, and the holder of the related
Subordinate Non-Trust Loan are parties to an intercreditor agreement, which we refer to as the related Co-Lender Agreement. The servicing and administration of the underlying mortgage loan (and, to the extent described below, the related
Subordinate Non-Trust Loan) that is part of the MezzCap Loan Combination will be performed by a master servicer or the special servicer on behalf of the issuing entity (and, in the case of the related Subordinate Non-Trust Loan, on behalf of the holder of that loan). The applicable master servicer or the special servicer will be required to collect payments with respect to the related Subordinate
Non-Trust Loan following the occurrence of certain events of default with respect to the MezzCap Loan Combination set forth in the related Co-Lender
Agreement. The following describes certain provisions of the Co-Lender Agreement for the MezzCap Loan Combination.

     Priority of Payments. The right of the holder of the Subordinate Non-Trust
Loan that is part of the MezzCap Loan Combination to receive payments of interest, principal and other amounts are subordinated to the

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right of the holder of the related underlying mortgage loan to receive such amounts. So long as an A/B Material Default has not occurred or, if an A/B
Material Default has occurred but is no longer continuing with respect to the
MezzCap Loan Combination, the borrower under the MezzCap Loan Combination will be required to make separate payments of principal and interest to the holder of the related underlying mortgage loan and the holder of the related Subordinate
Non-Trust Loan. Escrow and reserve payments will be made to the applicable master servicer on behalf of the issuing entity as the holder of the related underlying mortgage loan. Any voluntary principal prepayments will be applied as provided in the related loan documents; provided that any prepayment resulting from the payment of insurance proceeds or condemnation awards or accepted during the continuance of an event of default will be applied as though there were an existing A/B Material Default. If an A/B Material Default occurs and is continuing with respect to the MezzCap Loan Combination, then all amounts tendered by the borrower on the related Subordinate Non-Trust Loan will be subordinated to all payments due with respect to the related underlying mortgage loan and the amounts with respect to the MezzCap Loan Combination will be paid in the following manner:

     o    first, to the applicable master servicer, the special servicer, the trustee or the certificate administrator, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed advances and interest thereon;

     o    second, to the applicable master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees and/or other compensation earned by them;

     o    third, to the issuing entity, in an amount equal to interest (other than default interest) due with respect to the related underlying mortgage loan;

     o    fourth, to the issuing entity, in an amount equal to the principal balance of the related underlying mortgage loan until paid in full;

     o    fifth, to the issuing entity, in an amount equal to any prepayment premium, to the extent actually paid, allocable to the related underlying mortgage loan;

     o    sixth, to the holder of the related Subordinate Non-Trust Loan up to the amount of any unreimbursed costs and expenses paid or advanced by the holder of the related Subordinate Non-Trust Loan;

     o    seventh, to the holder of the related Subordinate Non-Trust Loan, in an amount equal to interest (other than default interest) due with respect to the related Subordinate Non-Trust Loan;

     o    eighth, to the holder of the related Subordinate Non-Trust Loan, in an amount equal to the principal balance of the related Subordinate
          Non-Trust Loan until paid in full;

     o    ninth, to the holder of the related Subordinate Non-Trust Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to the related Subordinate Non-Trust Loan;

     o    tenth, to the issuing entity and the holder of the related Subordinate
          Non-Trust Loan, in that order, in an amount equal to any unpaid default interest accrued on the related underlying mortgage loan and the related Subordinate Non-Trust Loan, respectively;

     o    eleventh, to the issuing entity and the holder of the related
          Subordinate Non-Trust Loan, pro rata, based upon the initial principal balances, any amounts actually collected that represent late payment charges, other than a prepayment premium or default interest, that are not payable to the applicable master servicer, the special servicer, the trustee or the certificate administrator; and

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     o    twelfth, any excess, to the issuing entity and the holder of the related Subordinate Non-Trust Loan, pro rata, based upon the initial principal balances.

     Notwithstanding the foregoing, amounts payable with respect to the
Subordinate Non-Trust Loan that is part of the MezzCap Loan Combination will not be available to cover all costs and expenses associated with the related underlying mortgage loan. Unless an A/B Material Default exists with respect to the MezzCap Loan Combination, payments of principal and interest with respect to the related Subordinate Non-Trust Loan will be made directly by the borrower to the holder of the related Subordinate Non-Trust Loan and, accordingly, will not be available to cover certain expenses that, upon payment out of the trust fund, will constitute Additional Trust Fund Expenses. For example, a Servicing
Transfer Event could occur with respect to the MezzCap Loan Combination, giving rise to special servicing fees, at a time when no A/B Material Default exists.
In addition, following the resolution of all Servicing Transfer Events (and presumably all A/B Material Defaults) with respect to the MezzCap Loan
Combination, workout fees would be payable with respect to the related underlying mortgage loan. The special servicer has agreed that special servicing fees, workout fees and principal recovery fees earned with respect to the
Subordinate Non-Trust Loan that is part of the MezzCap Loan Combination will be payable solely out of funds allocable thereto to the extent provided by the related Co-Lender Agreement. However, special servicing compensation earned with respect to the underlying mortgage loan that is part of the MezzCap Loan
Combination, as well as interest on related advances and various other servicing expenses, will be payable out of collections allocable to that underlying mortgage loan and/or general collections on the mortgage pool if collections allocable to the related Subordinate Non-Trust Loan are unavailable or insufficient to cover such items.

     If, after the expiration of the right of the holder of the Subordinate
Non-Trust Loan that is part of the MezzCap Loan Combination to purchase the related underlying mortgage loan (as described below), the related underlying mortgage loan or the subject Subordinate Non-Trust Loan is modified in connection with a workout so that, with respect to either the related underlying mortgage loan or the subject Subordinate Non-Trust Loan, (a) the outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of the MezzCap Loan Combination, then payments to the issuing entity, as the holder of the related underlying mortgage loan, will be made as if the workout did not occur and the payment terms of the related underlying mortgage loan will remain the same such that the holder of the related Subordinate
Non-Trust Loan will be required to bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the related underlying mortgage loan or the related Subordinate Non-Trust Loan attributable to the workout (up to the outstanding principal balance, together with accrued interest, of the related Subordinate Non-Trust Loan).

     So long as an A/B Material Default has not occurred with respect to the
MezzCap Loan Combination, the applicable master servicer will have no obligation to collect payments with respect to the related Subordinate Non-Trust Loan. A separate servicer of the related Subordinate Non-Trust Loan will be responsible for collecting amounts payable in respect of the related Subordinate Non-Trust
Loan. That servicer will have no servicing duties or obligations with respect to the related underlying mortgage loan or the related mortgaged real property. If an A/B Material Default occurs with respect to the MezzCap Loan Combination, the applicable master servicer or the special servicer, as applicable, will (during the continuance of that A/B Material Default) collect and distribute payments for both the related underlying mortgage loan and the related Subordinate
Non-Trust Loan according to the sequential order of priority provided for in the related Co-Lender Agreement.

     Consent Rights. Subject to certain limitations with respect to modifications and certain rights of the holder of the Subordinate Non-Trust Loan that is part of the MezzCap Loan Combination to purchase the related underlying mortgage loan (as discussed in the next paragraph and under "--Purchase Option"
below), the holder of that Subordinate Non-Trust Loan has no voting, consent or other rights with respect to the applicable master servicer's or special servicer's administration of, or the exercise of its rights and remedies with respect to, the MezzCap Loan Combination.

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     In the case of the MezzCap Loan Combination, the ability of the applicable master servicer or the special servicer, as applicable, to enter into certain amendments, deferrals, extensions, increases or waivers of terms or provisions of the related Subordinate Non-Trust Loan, the related underlying mortgage loan or the related loan documents is limited by the rights of the holder of the related Subordinate Non-Trust Loan to approve modifications and other actions as contained in the related Co-Lender Agreement; provided that the consent of the holder of the related Subordinate Non-Trust Loan will not be required in connection with any modification or other action with respect to the MezzCap
Loan Combination after the expiration of the right of the holder of the
Subordinate Non-Trust Loan to purchase the related underlying mortgage loan. The holder of the related Subordinate Non-Trust Loan that is part of the MezzCap
Combination may not enter into any assumption, amendment, deferral, extension, increase or waiver of the subject Subordinate Non-Trust Loan or the related loan documents without the prior written consent of the issuing entity, as holder of the related underlying mortgage loan, acting through the applicable master servicer and/or the special servicer as specified in the series 2007-C6 pooling and servicing agreement.

     Purchase Option. In the case of the MezzCap Loan Combination, upon the occurrence of any one of certain defaults that are set forth in the related
Co-Lender Agreement, the holder of the related Subordinate Non-Trust Loan will have the right to purchase the related underlying mortgage loan at a purchase price determined under the related Co-Lender Agreement and generally equal to the sum of (a) the outstanding principal balance of the related underlying mortgage loan, (b) accrued and unpaid interest on the outstanding principal balance of the related underlying mortgage loan (excluding any default interest or other late payment charges), (c) any unreimbursed servicing advances made by the applicable master servicer, the special servicer or the trustee with respect to the related mortgaged real property, together with any advance interest thereon, (d) reasonable out-of-pocket legal fees and costs incurred in connection with enforcement of the MezzCap Loan Combination by the applicable master servicer or the special servicer in accordance with its duties and related to an event of default, (e) any interest on any unreimbursed P&I advances made by the applicable master servicer or the trustee with respect to the related underlying mortgage loan, (f) any related master servicing fees, primary servicing fees, special servicing fees, certificate administrator's fees and trustee's fees payable under the series 2007-C6 pooling and servicing agreement but excluding any "success" or similar fees or termination compensation, and (g) out-of-pocket expenses incurred by the trustee, the certificate administrator, the special servicer or the applicable master servicer with respect to the MezzCap Loan Combination together with advance interest thereon.

     Cure Rights. The holder of the related Subordinate Non-Trust Loan does not have any rights to cure any defaults with respect to the MezzCap Loan
Combination.

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASES AND SUBSTITUTIONS

     On or before the Issue Date, we will acquire the subject mortgage loans pursuant to one or more mortgage loan purchase agreements. On the Issue Date, we will transfer the subject mortgage loans, without recourse, to the trustee for the benefit of the series 2007-C6 certificateholders. In connection with such transfer, the applicable mortgage loan seller is required to deliver or cause to be delivered to the trustee or to a document custodian appointed by the trustee, among other things, the following documents with respect to each mortgage loan that we intend to include in the trust fund (as to each such mortgage loan, the
"Mortgage File"):

     (a)  the original mortgage note, endorsed on its face or by allonge attached thereto, without recourse, to the order of the trustee or in blank (or, if the original mortgage note has been lost, an affidavit to such effect from the applicable mortgage loan seller or another prior holder, together with a copy of the mortgage note);

     (b)  the original or a copy of the mortgage instrument, together with an original or a copy of any intervening assignments of the mortgage instrument, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recorder's office;

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     (c)  the original or a copy of any related assignment of leases and of any intervening assignments thereof (if such assignment of leases is a document separate from the related mortgage instrument), in each case
          (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recorder's office;

     (d)  an original assignment of the mortgage instrument in favor of the trustee or in blank and (subject to the completion of certain missing recording information and, if delivered in blank, completion of the name of the trustee) in recordable form;

     (e)  an original assignment of any related assignment of leases (if such assignment of leases is a document separate from the related mortgage instrument) in favor of the trustee or in blank and (subject to the completion of certain missing recording information and, if delivered in blank, completion of the name of the trustee) in recordable form;

     (f)  originals or copies of all modification, consolidation, assumption and substitution agreements in those instances in which the terms or provisions of the mortgage instrument or mortgage note have been consolidated or modified or the mortgage loan has been assumed or consolidated;

     (g)  the original or a copy of the policy or certificate of lender's title insurance, or, if such policy has not been issued or located, an irrevocable, binding commitment (which may be a pro forma or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

     (h)  any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to us of any prior UCC financing statements, related amendments and continuation statements in the possession of the applicable mortgage loan seller (unless not yet returned by the applicable filing office);

     (i)  an original assignment in favor of the trustee or in blank of any financing statement filed in favor of the applicable mortgage loan seller in the relevant jurisdiction;

     (j)  any intercreditor, co-lender or similar agreement relating to permitted debt of the related borrower;

     (k)  copies of any loan agreement, escrow agreement, security agreement or letter of credit relating to such mortgage loan;

     (l)  the original or a copy of any ground lease and ground lessor estoppel;
          and

     (m)  environmental insurance policy or guaranty relating to such mortgage loan;

provided that, except in the case of the items described in clauses (a), (b),
(g) and (l) of this sentence, which are to be delivered on the Issue Date, each mortgage loan seller is permitted up to 30 days following the Issue Date to deliver the Mortgage File for each of the underlying mortgage loans that it is contributing to the series 2007-C6 securitization transaction; and provided, further, that, in the case of each Outside Serviced Mortgage Loan, the applicable mortgage loan seller will only be required to deliver, and the related Mortgage File will only consist of, the original promissory note evidencing that mortgage loan, a copy of the related co-lender agreement and a copy of the agreement governing servicing of that mortgage loan.

     The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the underlying mortgage loans, in trust for the benefit of the series 2007-C6 certificateholders and,

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in the case of a Serviced Loan Combination, also for the benefit of the related
Serviced Non-Trust Loan Noteholder(s). Within a specified period of time following that delivery, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that they have been received. None of the trustee, the certificate administrator, the applicable master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the underlying mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

     The above loan documents, among others, with respect to each Outside
Serviced Mortgage Loan (with the exception of the related original promissory note) have been delivered to the trustee for a commercial mortgage securitization that includes a related Pari Passu Non-Trust Loan.

     The trustee may appoint at the trustee's expense one or more custodians to hold all or a portion of the Mortgage Files as agent for the trustee. Neither the applicable master servicer nor the special servicer has any duty to verify that any such custodian is qualified to act as such in accordance with the series 2007-C6 pooling and servicing agreement. The trustee may enter into agreements to appoint a custodian which is not the trustee, provided that such agreement: (i) is consistent with the series 2007-C6 pooling and servicing agreement in all material respects and requires the custodian to comply with all of the applicable conditions of the series 2007-C6 pooling and servicing agreement; (ii) provides that if the trustee no longer acts in the capacity of trustee under the series 2007-C6 pooling and servicing agreement, the successor trustee or its designee, as applicable, may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the custodian under such agreement or, alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) may provide that the related custodian will be entitled to be indemnified out of the assets of the trust fund in connection with losses arising from the performance by such custodian of its duties in accordance with the provisions of the related custodial agreement if and to the extent such indemnification would be permitted to the trustee under the series
2007-C6 pooling and servicing agreement. The appointment of one or more custodians does not relieve the trustee from any of its obligations under the series 2007-C6 pooling and servicing agreement, and the trustee is responsible for all acts and omissions of any custodian. The series 2007-C6 pooling and servicing agreement requires that any custodian engaged by the trustee must maintain a fidelity bond and errors and omissions policy in amounts customary for custodians performing duties similar to those set forth therein. See
"Transaction Participants--The Trustee" in this offering prospectus.

     As discussed above, the trustee or a custodian on its behalf is required to review each Mortgage File within a specified period following its receipt thereof. If any of the documents required to be part of the Mortgage File for any underlying mortgage loan is found during the course of such review to be missing or defective, and in either case such omission or defect materially and adversely affects the value of the applicable mortgage loan or the interests of the series 2007-C6 certificateholders therein, then the applicable mortgage loan seller, if it does not deliver the document or cure the defect (other than omissions solely due to a document not having been returned by the related recording office) within a period of 90 days following such mortgage loan seller's receipt of notice thereof, will be obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which will be assigned by us to the trustee) to: (1) repurchase the affected mortgage loan within such 90-day period at a price (the "Purchase Price") generally equal to the sum of (a) the unpaid principal balance of such mortgage loan, (b) the unpaid accrued interest on such mortgage loan (other than any Default Interest and/or Post-ARD Additional Interest) to but not including the due date in the collection period in which the purchase is to occur plus any accrued and unpaid interest on monthly debt service advances, (c) all related and unreimbursed servicing advances plus any accrued and unpaid interest thereon, (d) any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the applicable master servicer, the special servicer, the trustee, the certificate administrator or the trust fund in connection with any purchase by a mortgage loan seller (to the extent not included in clause (c) above or clause (e) below), and (e) any other Additional
Trust Fund Expenses in respect of such underlying mortgage loan (including any
Additional

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Trust Fund Expenses previously reimbursed or paid by the trust fund but not so reimbursed by the related borrower or other party or from insurance proceeds or condemnation proceeds or any other collections in respect of the underlying mortgage loan or the related mortgaged real property from a source other than the trust fund, and including, if the subject underlying mortgage loan is repurchased after the end of the required cure period (as it may be extended as described below), any liquidation fee payable to the special servicer in respect of such underlying mortgage loan, as described under "The Series 2007-C6 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of
Expenses--Principal Special Servicing Compensation--The Liquidation Fee"); or
(2) substitute a Qualified Substitute Mortgage Loan for such mortgage loan and pay a shortfall amount equal to the difference between the Purchase Price of the deleted mortgage loan calculated as of the date of substitution and the Stated
Principal Balance of such Qualified Substitute Mortgage Loan as of the date of substitution (the "Substitution Shortfall Amount"); provided that, unless the document omission or defect would cause the subject mortgage loan not to be a qualified mortgage within the meaning of Section 860G(a)(3) of the Internal
Revenue Code, the applicable mortgage loan seller will generally have an additional 90-day period to deliver the missing document or cure the defect, as the case may be, if it is diligently proceeding to effect such delivery or cure.
The foregoing repurchase or substitution obligation constitutes the sole remedy available to the series 2007-C6 certificateholders and the trustee for any uncured failure to deliver, or any uncured defect in, a constituent mortgage loan document. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and those obligations will not be our responsibility. Any substitution of a Qualified Substitute Mortgage Loan for a defective mortgage loan in the trust fund must occur no later than the second anniversary of the Issue Date. No yield maintenance charge or other prepayment penalty will be paid in connection with the repurchase described above.

     The series 2007-C6 pooling and servicing agreement and/or the applicable mortgage loan purchase agreement will require the trustee or the related mortgage loan seller to cause each of the assignments described in clauses (d),
(e) and (i) of the first paragraph of this "--Assignment of the Mortgage Loans;
Repurchases and Substitutions" section to be submitted for recording or filing, as applicable, in the appropriate public records within a specified time period.

REPRESENTATIONS AND WARRANTIES; REPURCHASES AND SUBSTITUTIONS

     In the related mortgage loan purchase agreement, the applicable mortgage loan seller will represent and warrant with respect to each mortgage loan that we intend to include in the trust fund (subject to certain exceptions specified in the related mortgage loan purchase agreement), as of the Issue Date, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

     (i)   the information with respect to the subject mortgage loan set forth in the schedule of mortgage loans attached to the applicable mortgage loan purchase agreement (which contains certain of the information set forth in Annex A-1 to this offering prospectus) was true and correct in all material respects as of the cut-off date;

     (ii)  as of the date of its origination, the subject mortgage loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such mortgage loan, including those pertaining to usury;

     (iii) immediately prior to the sale, transfer and assignment to us, the applicable mortgage loan seller had good title to, and was the sole owner of, each mortgage loan, and is transferring the mortgage loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the subject mortgage loan, with the exception of agreements regarding servicing of the mortgage loans as provided in the series 2007-C6 pooling and servicing agreement, subservicing agreements permitted thereunder and a servicing rights purchase agreement between the applicable master servicer and the applicable mortgage loan seller;

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     (iv)   the proceeds of the subject mortgage loan have been fully disbursed
            (except to the extent that a portion of such proceeds are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the lender;

     (v)    each related mortgage note, mortgage instrument, assignment of leases, if any, and other agreement executed by the mortgagor in connection with the subject mortgage loan is a legal, valid and binding obligation of the related borrower (subject to any nonrecourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such mortgage loan documents are or may be
            unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provision renders any of the mortgage loan documents invalid as a whole and such mortgage loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby, and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (vi)   as of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related mortgage note, mortgage instrument or other agreements executed in connection therewith, and, as of the cut-off date, there was no valid offset, defense, counterclaim or right to rescission with respect to such mortgage note, mortgage instrument or other agreements, except in each case with respect to the enforceability of any provisions requiring the payment of Default
            Interest, late fees, Post-ARD Additional Interest, prepayment premiums or yield maintenance charges;

     (vii)  each related assignment of the related mortgage instrument and assignment of any related assignment of leases from the applicable mortgage loan seller to the trustee constitutes the legal, valid and binding assignment from such mortgage loan seller (subject to the customary exceptions and limitations set forth in clause (v) above);

     (viii) the related mortgage instrument is a valid and enforceable first lien on the related mortgaged real property subject to the exceptions and limitations set forth in clause (v) above and subject to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent and accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the related mortgaged real property or the security intended to be provided by such mortgage instrument or with the borrower's ability to pay its obligations under the subject mortgage loan when they become due or materially and adversely affects the value of the related mortgaged real property, (c) the exceptions (general and specific) and exclusions set forth in the related title insurance policy (or a binding commitment for such policy), or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the related mortgaged real property or the security intended to be provided by such mortgage instrument or with the borrower's ability to pay its obligations under the subject mortgage loan when they become due or materially and adversely affects the value of the related mortgaged real property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the mortgaged real property or the security intended to be provided by such mortgage instrument or with the borrower's ability to pay its obligations under the subject mortgage loan when they become due or materially and adversely affects the value of the mortgaged real property, (e) the right of tenants (whether under ground leases, space

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            leases or operating leases) at the related mortgaged real property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if the subject mortgage loan is cross-collateralized with any other mortgage loan, the lien of such mortgage instrument for such other mortgage loan, and (g) if the subject mortgage loan is part of a
            Loan Combination, the lien of the mortgage for the related Non-Trust
            Loan(s);

     (ix)   all real estate taxes and governmental assessments or installments thereof, which would be a lien on the related mortgaged real property and that prior to the cut-off date have become delinquent in respect of the related mortgaged real property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due, future escrow payments required under the related mortgage instrument) to cover such payments has been established; provided that for purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof will not be considered delinquent until the earlier of (x) the date on which interest and/or penalties would first be payable thereon and (y) the date on which enforcement action is entitled to be taken by the related taxing authority;

     (x)    to the applicable mortgage loan seller's actual knowledge as of the cut-off date, and to the applicable mortgage loan seller's actual knowledge based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans by the applicable mortgage loan seller, each related mortgaged real property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such mortgaged real property as security for the subject mortgage loan, and to the applicable mortgage loan seller's actual knowledge as of the cut-off date there was no proceeding pending for the total or partial condemnation of such mortgaged real property;

     (xi)   as of the date of its origination, all insurance coverage required under each related mortgage instrument was in full force and effect with respect to the related mortgaged real property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related mortgaged real property in the jurisdiction in which such mortgaged real property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (a) the replacement cost of
            improvements located on such mortgaged real property, or (b) the initial principal balance of the subject mortgage loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions, and, as of the cut-off date, to the mortgage loan seller's actual knowledge, such insurance coverage was in full force and effect with respect to each related mortgaged real property;

     (xii)  as of the Issue Date, the subject mortgage loan is not, and in the prior 12 months (or since the date of origination if the subject mortgage loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any scheduled payment; and

     (xiii) one or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the applicable mortgage loan seller and the applicable mortgage loan seller's affiliates with respect to each related mortgaged real property during the 18-month period preceding the origination of the subject mortgage loan, and the applicable mortgage loan seller, having made no independent inquiry other than to review the report(s) prepared in connection with the
            assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and

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            adverse environmental condition or circumstance affecting such mortgaged real property that was not disclosed in such report(s).

     In addition to the above-described representations and warranties, each mortgage loan seller will also make other representations and warranties regarding the mortgage loans being sold by it to us for inclusion in the series
2007-C6 securitization transaction, any of which representations and warranties may be made to such mortgage loan seller's knowledge, may cover facts as of a date prior to the Issue Date (such as the date of origination of the subject mortgage loan) and/or be subject to certain identified exceptions. Those other representations and warranties will cover a variety of topics, including: (a)
the existence of title insurance; (b) the filing of uniform commercial code financing statements; (c) the existence of, and exceptions to, due-on-sale and due-on-encumbrance provisions in the underlying mortgage loans; (d) the absence of any state or federal bankruptcy proceeding involving the borrower under any underlying mortgage loan; (e) the type of permitted real property collateral releases; (f) compliance with zoning ordinances, building codes and land laws;
(g) in the case of a leasehold mortgage loan, the presence of lender protections in the ground lease and/or ground lessor estoppel; and (h) REMIC eligibility of the subject underlying mortgage loan.

     In the case of a breach of any of the loan-level representations and warranties in any mortgage loan purchase agreement that materially and adversely affects the value of any of the underlying mortgage loans or the interests of the series 2007-C6 certificateholders therein, the applicable mortgage loan seller, if it does not cure such breach within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a Qualified Substitute Mortgage Loan and pay any Substitution Shortfall Amount or to repurchase the affected mortgage loan within such 90-day period at the applicable Purchase Price; provided that, unless the breach would cause the mortgage loan not to be a qualified mortgage within the meaning of Section 860G(a)(3) of the Internal Revenue Code, the
applicable mortgage loan seller generally has an additional 90-day period to cure such breach if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility. Any substitution of a
Qualified Substitute Mortgage Loan for a defective mortgage loan in the trust fund must occur no later than the second anniversary of the Issue Date.

     The foregoing substitution or repurchase obligation constitutes the sole remedy available to the series 2007-C6 certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time. Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by that mortgage loan seller to us, and no other person or entity will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties if such mortgage loan seller defaults on its obligation to do so.

REPURCHASE OR SUBSTITUTION OF CROSS-COLLATERALIZED MORTGAGE LOANS

     If (a) any underlying mortgage loan is required to be repurchased or substituted for in the manner described above in "--Assignment of the Mortgage
Loans; Repurchases and Substitutions" or "--Representations and Warranties;
Repurchases and Substitutions," (b) that mortgage loan is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund and
(c) the applicable document omission or defect or breach of a representation and warranty giving rise to the repurchase/substitution obligation does not otherwise relate to any other Crossed Loan in the subject Crossed Group (without regard to this paragraph), then the applicable document omission or defect or the applicable breach, as the case may be, will be deemed to relate to the other
Crossed Loans in the subject Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed Loan(s) in the subject Crossed Group as provided above in
"--Assignment of the Mortgage Loans; Repurchases and Substitutions" or
"--Representations and Warranties; Repurchases and Substitutions" unless: (i)
the debt service coverage ratio for all

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of the remaining Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the debt service coverage ratio for all such related Crossed Loans, including the actually affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution, (ii) the loan-to-value ratio for all of the remaining related Crossed Loans, determined at the time of repurchase or substitution based upon an appraisal obtained by the special servicer at the expense of the related mortgage loan seller is not greater than the loan-to-value ratio for all such related Crossed Loans, including the actually affected Crossed Loan, determined at the time of repurchase or substitution based upon an appraisal obtained by the special servicer at the expense of the related mortgage loan seller, and (iii) the trustee and certificate administrator receive an opinion of counsel to the effect that such repurchase or substitution will not adversely affect the tax status of any REMIC created under the series 2007-C6 pooling and servicing agreement. If the conditions set forth in clauses (i), (ii) and (iii) of the prior sentence are satisfied, then the applicable mortgage loan seller may elect either to repurchase or substitute for only the actually affected Crossed Loan as to which the related breach or the related document omission or defect, as the case may be, exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group.

     To the extent that the related mortgage loan seller repurchases or substitutes for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, we and the related mortgage loan seller have agreed in the related mortgage loan purchase agreement to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, including, with respect to the trustee, the Primary Collateral securing mortgage loans still held by the trustee, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its
Primary Collateral. If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then both parties must forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified in a manner that complies with the related mortgage loan purchase agreement to remove the threat of material impairment as a result of the exercise of remedies.

     Notwithstanding the foregoing discussion, if any mortgage loan is otherwise required to be repurchased or substituted for in the manner described above, as a result of a document defect or breach of representations and warranties regarding mortgage loans with respect to one or more mortgaged real properties that secure a mortgage loan that is secured by multiple properties, the related mortgage loan seller will not be required to effect a repurchase or substitution of the subject mortgage loan if--

     o    the affected mortgaged real property(ies) may be released pursuant to the terms of any partial release provisions in the related loan documents and such mortgaged real property(ies) are, in fact, released, and to the extent not covered by the applicable release price required under the related loan documents, the related mortgage loan seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable master servicer, the special servicer, the trustee, the certificate administrator or the issuing entity in connection with such release,

     o    the remaining mortgaged real property(ies) satisfy the requirements, if any, set forth in the loan documents and the applicable mortgage loan seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the series 2007-C6 pooling and servicing agreement to fail to qualify as a REMIC under the Internal Revenue Code or result in the imposition of any tax on prohibited transactions or contributions after the startup day of any such REMIC under the Internal Revenue Code, and

     o    the related mortgage loan seller obtains written confirmation from each applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

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CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this offering prospectus of the underlying mortgage loans and the related mortgaged real properties is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued assuming that (i) all scheduled principal and interest payments due on or before the cut-off date will be made, and (ii) there will be no principal prepayments on or before the cut-off date. Prior to the issuance of the offered certificates, mortgage loans may be removed from the series 2007-C6 securitization transaction as a result of prepayments, delinquencies, incomplete documentation or otherwise, if we or the applicable mortgage loan seller deems that removal necessary, appropriate or desirable. A limited number of other mortgage loans may be included in the series 2007-C6 securitization transaction prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this offering prospectus. We believe that the information set forth in this offering prospectus will be representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities, as well as other characteristics, of the subject mortgage loans described in this offering prospectus may vary.

     A copy of the series 2007-C6 pooling and servicing agreement, including the exhibits thereto, will be filed with the SEC as an exhibit to a current report on Form 8-K under the Exchange Act, following the Issue Date. If mortgage loans are removed from or added to the mortgage pool and investors were not otherwise informed, then that removal or addition will be noted in that current report on
Form 8-K. In addition, if and to the extent that any material terms of the series 2007-C6 pooling and servicing agreement or the exhibits thereto have not been disclosed in this offering prospectus, then the series 2007-C6 pooling and servicing agreement, together with such exhibits, will be filed with the SEC as an exhibit to a current report on Form 8-K on the Issue Date. The SEC will make those current reports on Form 8-K and its exhibits available to the public for inspection. See "Available Information" in the accompanying base prospectus.

                            TRANSACTION PARTICIPANTS

THE ISSUING ENTITY

     The issuing entity with respect to the series 2007-C6 certificates will be the Citigroup Commercial Mortgage Trust 2007-C6, a common law trust created under the laws of the State of New York pursuant to the series 2007-C6 pooling and servicing agreement. The Citigroup Commercial Mortgage Trust 2007-C6 is
sometimes referred to in this offering prospectus as the "trust" and its assets are sometimes collectively referred to in this offering prospectus as the "trust fund." We will transfer the underlying mortgage loans to the issuing entity in exchange for the series 2007-C6 certificates being issued to us or at our direction.

     The issuing entity's activities will be limited to the transactions and activities entered into in connection with the securitization described in this offering prospectus, and except for those activities, the issuing entity is not authorized and has no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities. Consequently, the issuing entity is not permitted to hold any assets, or incur any liabilities, other than those described in this offering prospectus. Because the issuing entity will be created pursuant to the series
2007-C6 pooling and servicing agreement, the issuing entity and its permissible activities can only be amended or modified by amending the series 2007-C6 pooling and servicing agreement. See "Description of the Governing
Documents--Amendment" in the accompanying base prospectus. The fiscal year end of the issuing entity is December 31.

     The issuing entity will not have any directors, officers or employees. The trustee, the certificate administrator, the master servicers and the special servicer will be responsible for administration of the trust fund, in each case to the extent of its duties expressly set forth in the series 2007-C6 pooling and servicing agreement. Those parties may perform their respective duties directly or through sub-servicers and/or agents.

                                       144

     Because the issuing entity is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the issuing entity would be characterized as a "business trust."

THE DEPOSITOR

     We are Citigroup Commercial Mortgage Securities Inc., the depositor with respect to the series 2007-C6 securitization transaction. We are a Delaware corporation and an indirect, wholly-owned subsidiary of Citigroup Global Markets
Holdings Inc. In addition, we are an affiliate of Citigroup Global Markets
Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters. Our principal executive offices are located at 388 Greenwich
Street, New York, New York 10013. We are only engaged in the securitization of commercial and multifamily mortgage loans and have been since we were organized in 2003. See "Transaction Participants--The Depositor" in the accompanying base prospectus.

THE SPONSORS

     General. LaSalle Bank National Association ("LaSalle Bank"), Citigroup
Global Markets Realty Corp. ("CGMRC"), PNC Bank, National Association ("PNC
Bank") and Capmark Finance Inc. ("Capmark") will act as co-sponsors with respect to the series 2007-C6 securitization transaction.

     We will acquire the mortgage loans that we intend to include in the trust fund directly from the sponsors. Set forth below is information regarding the total number and cut-off date principal balance of the mortgage loans that we will acquire from each sponsor:

                                 TOTAL CUT-OFF
                                      DATE       % OF INITIAL    % OF INITIAL     % OF INITIAL
                  NUMBER OF        PRINCIPAL       MORTGAGE     LOAN GROUP NO.   LOAN GROUP NO.
   SPONSOR     MORTGAGE LOANS       BALANCE      POOL BALANCE     1 BALANCE         2 BALANCE
------------   --------------   --------------   ------------   --------------   --------------

LaSalle Bank         118        $1,911,069,414       40.1%           38.9%            50.9%
CGMRC                119         1,880,640,687       39.5            41.0             26.9
Capmark               29           593,819,754       12.5            12.7             10.6
PNC Bank              53           375,019,549        7.9             7.4             11.7
                     ---        --------------       ----           -----            -----
TOTAL                319        $4,760,549,404        100%          100.0%           100.0%

     Except as described below, each mortgage loan that we intend to include in the trust fund was originated by one of the following parties: (a) the sponsor that is selling that mortgage loan to us; (b) an affiliate of that sponsor; or
(c) a correspondent in that sponsor's conduit lending program that originated the subject mortgage loan under the supervision of, and specifically for sale to, that sponsor.

     One (1) of the underlying mortgage loans that is being sold to us by
LaSalle Bank National Association was originated by Suburban Capital Market,
Inc. and reunderwritten by LaSalle Bank, National Association in connection with the purchase of that underlying mortgage loan.

     LaSalle Bank National Association. LaSalle Bank National Association
("LaSalle Bank"), is a sponsor of this transaction and is one of the mortgage loan sellers. LaSalle originated all of the mortgage loans it is selling to us for inclusion in the series 2007-C6 securitization, which represent 40.1% of the
Initial Mortgage Pool Balance, with the exception of the DDR Southeast Pool
Mortgage Loan, which was co-originated with Wachovia Bank, National Association, and the Mill Creek Shopping Center Mortgage Loan, which was originated by
Suburban Capital Markets, Inc.

                                       145

     LaSalle Bank is a national banking association. The principal offices of its commercial mortgage loan division are located at 135 South LaSalle Street,
Suite 3400, Chicago, Illinois 60603, and its telephone number is (312) 904-2000.
LaSalle Bank offers a variety of banking services to customers including commercial and retail banking, trust services and asset management. LaSalle
Bank's business is subject to examination and regulation by federal banking authorities and its primary federal bank regulatory authority is the office of the Comptroller of the Currency. LaSalle Bank is a subsidiary of LaSalle Bank
Corporation, which is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of ABN AMRO Bank N. V., a bank organized under the laws of the Netherlands. As of September 30, 2006, LaSalle had total assets of approximately $72.9 billion. LaSalle is also acting as certificate administrator, certificate registrar and authenticating agent for this transaction and will have, or be responsible for appointing an agent to perform, additional duties with respect to tax administration of the issuing entity.

     On April 22, 2007, ABN AMRO Holding N.V. agreed to sell ABN AMRO North
America Holding Company, the indirect parent of LaSalle Bank National
Association, to Bank of America Corporation. Completion of each transaction is subject to regulatory approvals and various other closing conditions. For a more detailed description of this matter, see "--The Certificate Administrator"
below.

     LaSalle Bank's Commercial Mortgage Securitization Program. LaSalle Bank has
been active as a participant in securitizations of commercial mortgage loans since 2000. LaSalle Bank originates commercial mortgage loans and, together with other mortgage loan sellers and sponsors, acts as a mortgage loan seller and sponsor in the securitization of such commercial mortgage loans by transferring them to an unaffiliated securitization depositor and participating in decisions concerning various terms of the related offering. Multiple mortgage loan seller transactions in which LaSalle Bank has participated include the "LDP" program in which J.P. Morgan Commercial Mortgage Securities Corp. acted as depositor and the "HQ" and "IQ" programs in which Morgan Stanley Capital I Inc. acted as depositor.

     Between the inception of its commercial mortgage securitization program in
1998 and December 31, 2006, LaSalle Bank originated commercial mortgage loans with an aggregate original principal balance of approximately $15.6 billion that were included in approximately 37 securitization transactions. The properties securing these loans include multifamily, office, retail, industrial, hospitality, manufactured housing community and self-storage properties. LaSalle
Bank also originates other commercial mortgage loans that are not securitized and participates in sales of pools of whole loans in private transactions. In the year ended December 31, 2006, LaSalle Bank originated commercial mortgage loans for securitization with an aggregate original principal balance of approximately $7.9 billion. LaSalle Bank selected from its existing portfolio the mortgage loans it is selling to the Depositor.

     In addition, LaSalle Bank has been active as an originator of small, multifamily, manufactured housing community and mixed-use residential and commercial mortgage loans having principal balances of up to approximately $5 million, and beginning in 2005 has securitized approximately $1.8 million in aggregate principal balance of such loans in private transactions. No such loans are included in this offering.

     Servicing. LaSalle Bank services the mortgage loans that it originates directly or through sub-servicers until they are sold in securitizations or through other means.

     Underwriting Standards. LaSalle Bank generally underwrites commercial mortgage loans originated for securitization in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding a particular mortgage loan, such as the quality, location and tenancy of the mortgaged real property and the sponsorship of the borrower, will impact the extent to which the underwriting criteria are applied to that mortgage loan. The underwriting criteria are general guidelines, and in many cases exceptions to one or more of the criteria may be approved.
Accordingly, no representation is made that each mortgage loan originated by
LaSalle Bank will comply in all respects with the underwriting criteria.

                                       146

     Underwriting Procedures. An underwriting team comprised of real estate professionals conducts a review of the mortgaged real property related to each loan, generally including an analysis of historical property operating statements, if available, rent rolls, current and historical real estate taxes, and tenant leases. The borrower and certain key principals of the borrower are reviewed for financial strength and other credit factors, generally including financial statements (which are generally unaudited), third-party credit reports, and judgment, lien, bankruptcy and pending litigation searches.
Depending on the type of the mortgaged real property and other factors, the credit of key tenants may also be reviewed. Each mortgaged real property is generally inspected to ascertain its overall quality, competitiveness, physical attributes, neighborhood, market, accessibility, visibility and demand generators. As part of its underwriting procedures, LaSalle Bank also generally performs the procedures and obtains the third-party reports or other documents described below:

     o    Appraisals. In connection with the origination or securitization of each of the mortgage loans, LaSalle Bank obtains an appraisal by an independent appraiser that, generally, is a Member of the Appraisal
          Institute. Each appraisal complies, or the appraiser certifies that it complies, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions
          Reform, Recovery, and Enforcement Act of 1989, as amended. In general, the appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. The appraisals for certain of the mortgaged properties state a "stabilized value" as well as an
          "as-is" value for these properties based on the assumption that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the properties.

     o    Environmental Assessments. For each mortgaged real property, LaSalle
          Bank obtains an environmental site assessment except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy. LaSalle Bank generally requires the environmental site assessments within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, a "Phase I" environmental site assessment is performed in accordance with industry practice and in some cases, a
          "Phase II" environmental site assessment is also performed. In certain cases where the assessment discloses the existence of or potential for adverse environmental conditions, LaSalle Bank requires the related borrowers to establish operations and maintenance plans, monitor the mortgaged real property, abate or remediate the condition and/or provide additional security such as letter of credit, reserves or stand-alone secured creditor impaired property policies.

     o    Property Condition Assessments. For each mortgaged real property,
          LaSalle Bank requires a licensed engineer, architect or consultant to inspect the related mortgaged real property to assess the condition of the structure, exterior walls, roofing, interior structures and mechanical and electrical systems. LaSalle Bank generally requires engineering reports by licensed engineers, architects or consultants to be prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. In certain case where material deficiencies are noted in such reports, the related borrower is required to establish reserves for replacement or repair or to remediate the deficiency.

     o    Seismic Review Process. LaSalle Bank generally requires prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material to obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property is estimated to have PML in excess of 20% of the estimated replacement cost will either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

                                       147

     o    Zoning and Building Code Compliance. LaSalle Bank generally takes steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, are in compliance in all material respects with, or are legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances. Evidence of such compliance may be in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements, appraisals, zoning consultants'
          reports and/or representations by the related borrower contained in the related mortgage loan documents.

     A loan committee of senior real estate professionals reviews each proposed mortgage loan before a commitment is made. The loan committee may approve or reject a proposed loan, or may approve it subject to modifications or satisfaction of additional due diligence.

     Debt Service Coverage Ratio and LTV Ratio. LaSalle Bank's underwriting criteria generally require a minimum debt service coverage ratio of 1.20x and a maximum loan-to-value ratio of 80%. However, as noted above, these criteria are general guidelines, and exceptions to them may be approved based on the characteristics of a particular mortgage loan. For example, LaSalle Bank may originate a mortgage loan with a lower debt service coverage ratio or a higher loan-to-value ratio based on relevant factors such as sponsorship, the types of tenants and leases, opinion of improved property performance in the future or additional credit support such as reserves, letters of credit or guarantees. In addition, with respect to certain mortgage loans originated by or on behalf of
LaSalle Bank there may exist subordinate debt secured by the related mortgaged real property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher loan-to-value ratio, if such subordinate or mezzanine debt is taken into account.

     For purposes of the underwriting criteria, LaSalle Bank calculates the debt service coverage ratio for each mortgage loan on the basis of underwritten net cash flow at loan origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this offering prospectus and the annexes hereto may differ from the ratio for such loan calculated at the time of origination. In addition, LaSalle Bank's underwriting criteria generally permit a maximum amortization period of 30 years. However, certain mortgage loans may provide for interest-only payments until maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage Pool" in this offering prospectus.

     Escrow Requirements. LaSalle Bank reviews the need for a particular escrow or reserve on a loan-by-loan basis and does not require escrows or reserves for every mortgage loan. LaSalle Bank may require a borrower to fund escrows or reserves for taxes, insurance, deferred maintenance, replacement reserves, tenant improvements and leasing commissions. In some cases, escrows or reserves may be required only after the occurrence of a triggering event such as an event of default or when certain debt service coverage ratio tests are not satisfied under the related mortgage loan. In some cases, in lieu of funding an escrow or reserve, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

     Citigroup Global Markets Realty Corp. CGMRC, a New York corporation, is our affiliate and an affiliate of Citigroup Global Markets Inc., one of the underwriters. CGMRC was organized in 1979 and its executive offices are located at 388 Greenwich Street, New York, New York 10013.

     CGMRC, directly or through correspondents or affiliates, originates multifamily and commercial mortgage loans throughout the United States and abroad. CGMRC has been engaged in the origination of multifamily and commercial mortgage loans for securitization since 1996 and has been involved in the securitization of residential mortgage loans since 1987. The multifamily and commercial mortgage loans originated by CGMRC include both fixed-rate loans and floating-rate loans. Most of the multifamily and commercial mortgage loans included in commercial mortgage securitizations sponsored by CGMRC have been

                                       148

originated, directly or through correspondents, by CGMRC or an affiliate. CGMRC securitized approximately $822 million, $1.23 billion, $1.91 billion, $3.24 billion and $5.76 billion of commercial mortgage loans in public offerings during the fiscal years 2002, 2003, 2004, 2005 and 2006, respectively.

     For further information about CGMRC and its affiliates, the general character if its business, its securitization program and a general discussion of CGMRC's procedures for originating or acquiring and securitizing commercial and multifamily mortgage loans, see "Transaction Participants--The Sponsor" in the accompanying base prospectus.

     PNC Bank, National Association. PNC Bank, National Association ("PNC
Bank"), a national banking association, is a sponsor and one of the mortgage loan sellers. PNC Bank is an affiliate of Midland Loan Services, Inc., one of the master servicers, and of PNC Capital Markets LLC, one of the underwriters.

     PNC Bank is a wholly owned indirect subsidiary of The PNC Financial
Services Group, Inc., a Pennsylvania corporation ("PNC Financial") and is PNC
Financial's principal bank subsidiary. As of December 31, 2006, PNC Bank had total consolidated assets representing 88% of PNC Financial's consolidated assets. PNC Bank's business is subject to examination and regulation by United
States federal banking authorities. Its primary federal bank regulatory authority is the Office of the Comptroller of the Currency. PNC Financial and
its subsidiaries offer a wide range of commercial banking, retail banking and trust and asset management services to its customers. The principal office of
PNC Bank is located in Pittsburgh, Pennsylvania.

     PNC Bank originates and purchases commercial and multifamily mortgage loans for securitization or resale. PNC Bank originated all of the mortgage loans it is selling to the Depositor.

     PNC Bank's Commercial Real Estate Securitization Program. PNC Bank and a
predecessor entity have been active as participants in the securitization of commercial mortgage loans since 1996. In April 1998, PNC Bank formed Midland
Loan Services, Inc., which acquired the businesses and operations of Midland
Loan Services, L.P. ("Midland LP"). The acquisition of Midland LP led to the combination of the separate origination and securitization operations of PNC
Bank and Midland LP. The predecessor Midland LP operation began originating mortgage loans for securitization in 1994 and participated in its first securitization in 1995, while the predecessor PNC Bank operation began originating mortgage loans for securitization in 1996 and participated in its first securitization in 1996.

     PNC Bank originates or acquires mortgage loans and, together with other sponsors or loan sellers, participates in the securitization of those loans by transferring them to a depositor, which in turn transfers them to the issuing entity for the securitization. In coordination with its affiliate, PNC Capital
Markets LLC, and with other underwriters, PNC Bank works with rating agencies, investors, loan sellers and servicers in structuring the securitization transaction. In a typical securitization that includes PNC Bank loans, its affiliate Midland Loan Services, Inc. generally is the primary servicer of the
PNC Bank loans and in addition, Midland Loan Services, Inc. is often appointed master servicer and/or the special servicer of a portion or all of the pooled loans. PNC Bank currently acts as sponsor and mortgage loan seller in transactions in which other entities act as sponsors, loan sellers and/or depositors. Prior to April 2001, PNC Bank was a mortgage loan seller in multiple-seller transactions in which entities affiliated with PNC Bank acted as the depositors.

     As of June 30, 2007, the total amount of commercial and multifamily mortgage loans originated by PNC Bank for securitization since the acquisition of the Midland LP securitization program in April 1998 was approximately $14.4 billion (all amounts set forth in this paragraph are aggregate original principal balances), of which PNC Bank included approximately $14.0 billion in approximately 46 securitizations as to which PNC Bank acted as sponsor or loan seller, and approximately $2.2 billion of such loans were included in securitizations in which we acted as the depositor. In its fiscal year ended
December 31, 2006, PNC Bank originated over $3.1 billion in commercial and multifamily mortgage loans for securitization, and approximately $2.8 billion in commercial and multifamily mortgage loans were included in securitizations in which unaffiliated entities acted

                                       149

as depositors. By comparison, in fiscal year 1999, the year after the acquisition of Midland LP, PNC Bank originated approximately $743 million in such loans for securitization.

     The commercial mortgage loans originated for securitization by PNC Bank have, to date, consisted entirely of fixed-rate loans secured primarily by multifamily, office, retail, industrial, hotel, manufactured housing and self-storage properties. PNC Bank does not have distinct small- or large-loan programs, but rather originates and securitizes under a single program (which is the program under which PNC Bank originated the mortgage loans that will be deposited into the transaction described in this offering prospectus).

     Servicing. Since the acquisition of Midland LP in 1998, PNC Bank has contracted with its wholly-owned subsidiary Midland Loan Services, Inc. for servicing the mortgage loans it originates prior to their securitization.
Midland Loan Services, Inc. will act as one of the master servicers in this transaction. See "Transaction Participants--The Servicers" in this offering prospectus for more information.

     PNC Bank's Underwriting Guidelines and Processes. Conduit mortgage loans originated for securitization by PNC Bank will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific mortgage loan. The underwriting criteria below are general, and in many cases exceptions may be approved to one or more of these guidelines. Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

     1. LOAN ANALYSIS. The PNC Bank credit underwriting team for each mortgage loan is comprised of real estate professionals of PNC Bank. The underwriting team for each mortgage loan is required to conduct a review of the related mortgaged real property, generally including an analysis of the historical property operating statements, if available, rent rolls, current and historical real estate taxes, and a review of tenant leases. The review includes a market analysis which includes a review of supply and demand trends, rental rates and occupancy rates. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the loan. This analysis generally includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the PNC Bank underwriting team (or someone on its behalf) visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators. As part of its underwriting procedures, PNC Bank also generally performs the procedures and obtains the third-party reports or other documents described below:

     (a)  Property Analysis. PNC Bank generally performs or causes to be performed a site inspection to evaluate the location and quality of the related mortgaged properties. Such inspection generally includes an evaluation of functionality, design, attractiveness, visibility and accessibility, as well as location to major thoroughfares, transportation centers, employment sources, retail areas and educational or recreational facilities. PNC Bank assesses the submarket in which the property is located to evaluate competitive or comparable properties as well as market trends. In addition, PNC Bank evaluates the property's age, physical condition, operating history, lease and tenant mix, and management.

     (b)  Cash Flow Analysis. PNC Bank reviews, among other things, historical operating statements, rent rolls, tenant leases and/or budgeted income and expense statements provided by the borrower and makes adjustments in order to determine a debt service coverage ratio, including taking into account the benefits of any governmental assistance programs.

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     (c)  Appraisal and LTV Ratio. For each mortgaged real property, PNC Bank obtains a current full narrative appraisal conforming at least to the requirements of the Financial Institutions Reform, Recovery, and
          Enforcement Act of 1989 ("FIRREA"). The appraisal is generally based on the highest and best use of the mortgaged real property and must include an estimate of the then current market value of the property in its then current condition, although in certain cases, PNC Bank may also obtain a value on an "as stabilized" basis. PNC Bank then determines the LTV Ratio of the mortgage loan at the date of origination or, if applicable, in connection with its acquisition, in each case based upon the value set forth in the appraisal.

     (d)  Evaluation of Borrower. PNC Bank evaluates the borrower and its principals with respect to credit history and prior experience as an owner and operator of commercial real estate properties. The evaluation will generally include obtaining and reviewing a credit report or other reliable indication of the borrower's financial capacity; obtaining and verifying credit references and/or business and trade references; and obtaining and reviewing certifications provided by the borrower as to prior real estate experience and current contingent liabilities. Finally, although the mortgage loans generally are non-recourse in nature, in the case of certain mortgage loans, the borrower and certain principals of the borrower may be required to assume legal responsibility for liabilities relating to fraud, intentional misrepresentation, misappropriation of funds and breach of environmental or hazardous waste requirements. PNC Bank evaluates the financial capacity of the borrower and such principals to meet any obligations that may arise with respect to such liabilities.

     (e)  Environmental Site Assessment. Prior to origination, PNC Bank either
          (i) obtains or updates an environmental site assessment ("ESA") for a mortgaged real property prepared by a qualified environmental firm or
          (ii) obtains an environmental insurance policy for a mortgaged real property. If an ESA is obtained or updated, PNC Bank reviews the ESA to verify the absence of reported violations of applicable laws and regulations relating to environmental protection and hazardous waste or other material adverse environmental condition or circumstance. In cases in which the ESA identifies such violations, that would require cleanup, remedial action or other response estimated to cost a material amount, PNC Bank either (i) determines that another party with sufficient assets is responsible for taking remedial actions directed by an applicable regulatory authority or (ii) requires the borrower to do one of the following: (A) carry out satisfactory remediation activities or other responses prior to the origination of the mortgage loan, (B) establish an operations and maintenance plan,
          (C) place sufficient funds in escrow or establish a letter of credit at the time of origination of the mortgage loan to complete such remediation within a specified period of time, (D) obtain an environmental insurance policy for the mortgaged real property, (E)
          provide or obtain an indemnity agreement or a guarantee with respect to such condition or circumstance, or (F) receive appropriate assurances that significant remediation activities or other significant responses are not necessary or required. Certain of the mortgage loans may also have other environmental insurance policies.

     (f)  Physical Assessment Report. Prior to origination, PNC Bank obtains a physical assessment report ("PAR") for each mortgaged real property prepared by a qualified structural engineering firm. PNC Bank reviews the PAR to verify that the property is reported to be in satisfactory physical condition and to determine the anticipated cost of necessary repair, replacement and major maintenance or capital expenditure needs over the term of the mortgage loan. In cases in which the PAR identifies material repairs or replacements needed immediately, PNC
          Bank generally requires the borrower to carry out such repairs or replacements prior to the origination of the mortgage loan, or, in many cases, requires the borrower to place sufficient funds in escrow or obtain a letter of credit in lieu of an escrow at the time of origination of the mortgage loan to complete such repairs or replacements within not more than 12 months.

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     (g)  Title Insurance Policy. The borrower is required to provide, and PNC
          Bank reviews, a commitment for, and a policy of, title insurance for each mortgaged real property. The title insurance policy must generally meet the following requirements: (1) the policy must be written by a title insurer licensed to do business in a jurisdiction where the mortgaged real property is located; (2) the policy must be in an amount equal to the original principal balance of the mortgage loan; (3) the protection and benefits of the policy must run to the mortgagee and its successors and assigns; (4) the policy should be written on a standard policy form of the American Land Title
          Association or equivalent policy promulgated in the jurisdiction where the mortgaged real property is located; and (5) the legal description of the mortgaged real property in the title policy must conform to that shown on the survey of the mortgaged real property, where a survey has been required.

     (h)  Property Insurance. The borrower is required to provide, and PNC Bank reviews, certificates of required insurance with respect to the mortgaged real property. Such insurance generally may include: (1)
          commercial general liability insurance for bodily injury or death and property damage; (2) a fire and extended perils insurance policy providing "special" form coverage including coverage against loss or damage by fire, lightening, explosion, smoke, wind storm and hail, riot or strike and civil commotion; (3) if applicable, boiler and machinery coverage; (4) if the mortgaged real property is located in a flood hazard area, flood insurance; and (5) such other coverage as PNC
          Bank may require based on the specific characteristics of the mortgaged real property.

     2. LOAN APPROVAL. Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from PNC Bank.
The loan committee may either approve a mortgage loan as recommended, request additional due diligence and/or modify the terms, or reject a mortgage loan.

     3. DEBT SERVICE COVERAGE RATIO AND LTV RATIO. PNC Bank's underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum LTV Ratio of 80%. However, these requirements constitute solely a guideline, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, PNC Bank may originate a mortgage loan with a lower debt service coverage ratio or higher LTV
Ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees, PNC Bank's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by PNC Bank there may exist subordinate debt secured by the related mortgaged real property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans would have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt were taken into account.

     The debt service coverage ratio guidelines set forth above are calculated based on underwritten net cash flow at origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this offering prospectus and Annex A-1 hereto may differ from the amount calculated at the time of origination. In addition, PNC Bank's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain mortgage loans may provide for interest-only payments until maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage Pool" in this offering prospectus.

     4. ESCROW REQUIREMENTS. PNC Bank often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio or LTV Ratio tests are not satisfied. In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed,

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in lieu of funding a given reserve or escrow. PNC Bank conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by PNC Bank.

     Capmark Finance Inc. Capmark Finance Inc. ("Capmark"), a California
corporation, is a sponsor of this transaction, one of the mortgage loan sellers and one of the master servicers. Capmark is an affiliate of Capmark Securities
Inc., one of the underwriters.

     Capmark performs a number of commercial mortgage banking activities, including originating, financing, servicing and selling commercial mortgage loans, as well as, through its affiliates, issuing, purchasing and selling commercial mortgage-backed securities. The majority of Capmark's securitization activities relate to its commercial mortgage loan origination business. Capmark has been engaged in the origination and securitization of multifamily and commercial mortgage loans since 1996. Capmark originates or purchases commercial and multifamily mortgage loans with the primary intent to sell the loans in the secondary market or to an affiliate for final sale or securitization. Capmark originates mortgage loans through its own mortgage banking network and, on occasion, buys mortgage loans from originators or sellers nationwide. The majority of commercial mortgage loans are generally sold to private and public investors directly or through a variety of structured facilities, including through securitizations. In its capacity as sponsor, Capmark participates in a securitization transaction consistent with its financing requirements and assessment of market conditions once it is determined that a sufficient volume of mortgage loans has accumulated with similar characteristics. Capmark participates with the underwriters and other originators in structuring a particular transaction for the issuance of commercial mortgage-backed securities and in selecting the mortgage loans to be included in a particular transaction.
As such, Capmark relies upon securitization, transactions with government sponsored entities such as Fannie Mae and Freddie Mac, sales of participations and other structured facilities and whole loan sales as material funding sources. Other than the securitization of commercial mortgage loans, Capmark or one of its affiliates has securitized commercial mortgage loan servicing advances and participated in various collateralized debt obligation transactions, including resecuritizations of securities issued in commercial mortgage loan securitizations. The following table shows the total volume of
United States domestic commercial mortgage loan securitizations for the first two calendar quarters of 2007 as well as for the prior three calendar years
(including mortgage loans sold to an affiliate of Capmark, as depositor, from unaffiliated originators for inclusion in commercial mortgage loan securitizations where an affiliate of Capmark was acting as depositor) and the volume of fixed rate and floating rate mortgage loans originated by Capmark contributed to those securitizations:

                                             YEARS (AMTS IN $ BILLIONS)
                                         ---------------------------------
                                                               1ST AND 2ND
                                         2004   2005   2006   QUARTER 2007
                                         ----   ----   ----   ------------
Originated by Capmark                    $1.5   $2.8   $3.6       $1.0
Originated by Unaffiliated Originators   $1.6   $1.0   $1.1       $0.0
                                         ----   ----   ----       ----
TOTAL COMMERCIAL MORTGAGE LOANS          $3.1   $3.8   $4.7       $1.0
SECURITIZED

     Capmark does not outsource to third parties credit underwriting decisions or originating duties generally, other than those services performed by providers of environmental, engineering, appraisal and other third party reports as well as certain due diligence functions.

     GMAC Commercial Mortgage Corporation legally changed its name to Capmark
Finance Inc. in May 2006. Capmark Finance Inc. is a wholly owned subsidiary of
Capmark Financial Group Inc. ("Capmark Financial Group"), which is majority owned by an entity controlled by affiliates of Kohlberg Kravis Roberts & Co.
L.P., Five Mile Capital Partners LLC and Goldman Sachs Capital Partners. The
minority owners of Capmark Financial Group consist of GMAC Mortgage Group, Inc.
and certain directors and officers of Capmark Financial Group and its subsidiaries.

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     Underwriting Standards

     (a) General. All of the mortgage loans sold to the depositor by Capmark, whether originated or purchased by Capmark or an affiliate of Capmark, were generally originated in accordance with the underwriting criteria described below. The underwriting criteria below are general, and in many cases exceptions may be approved to one or more of these guidelines. Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

     (b) Loan Analysis. In connection with the origination of mortgage loans,
Capmark conducts a review of the related mortgaged property, which may include an analysis of the appraisal, environmental report, property operating statements, financial data, leases, rent rolls and related information provided by the borrower. The credit of the borrower and certain of its key principals is examined for financial strength and character prior to approval of the mortgage loan which may include a review of historical tax returns, third party credit reports, judgment, lien, bankruptcy and outstanding litigation searches.
Generally, borrowers are required to be single-purpose entities.

     Unless otherwise specified herein, all financial occupancy and other information contained herein is based on such information and there can be no assurance that such financial, occupancy and other information remains accurate.

     (c) Loan Approval. Prior to commitment, all mortgage loans must be approved by Capmark's credit committee (the make-up of which varies by loan size) in accordance with its credit policies. The credit committee may approve a mortgage loan as recommended, request additional due diligence, modify the loan terms or decline a loan transaction.

     (d) Debt Service Coverage Ratio and LTV Ratio. Capmark evaluates DSCRs and
LTV ratios when underwriting a mortgage loan. DSCRs are calculated based on
Underwritten Net Cash Flow. See also Annex A-1 to this prospectus supplement.

     (e) Escrow Requirements. Capmark may require a borrower to fund various escrows. Such escrows may include taxes and insurance (to cover amounts due prior to their respective due dates), replacement reserves (to cover amounts recommended pursuant to a building condition report prepared for Capmark), re-tenanting expenses (to mitigate risks which arise in connection with tenant lease expirations) or capital expenses (to cover deferred maintenance costs), or in some cases such reserves may only be required upon the occurrence of certain events. In some cases, the borrower is permitted to post a letter of credit or guaranty in lieu of funding a given reserve or escrow.

     Mortgage loans originated by Capmark generally conform to the above described underwriting guidelines. Each lending situation is unique and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines above are applied to a specific mortgage loan. There can be no assurance that each mortgage loan originated or purchased by Capmark conforms in its entirety to the guidelines described above.

THE SERVICERS

     General. The parties primarily responsible for servicing the underlying mortgage loans will be the master servicers and the special servicer. The obligations of the master servicers and the special servicer are set forth in the series 2007-C6 pooling and servicing agreement, and are described under "The
Series 2007-C6 Pooling and Servicing Agreement" below in this offering prospectus. In addition, as permitted under the series 2007-C6 pooling and servicing agreement, the master servicers and the special servicer may each delegate their respective servicing obligations to one or more sub-servicers.
With respect to most of the underlying mortgage loans, the

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applicable master servicer is responsible for master servicing and primary servicing functions and the special servicer is responsible for special servicing functions, however, with respect to certain underlying mortgage loans or groups of underlying mortgage loans for which a master servicer or the special servicer, as the case may be, has entered or will enter into a sub-servicing agreement, such servicer will be responsible for overseeing the obligations of the related sub-servicer and aggregating relating collections and reports with the remaining mortgage pool. See "The Series 2007-C6 Pooling and
Servicing Agreement--Sub-Servicers" in this offering prospectus.

     Midland Loan Services, Inc. Midland Loan Services, Inc ("Midland") will act as master servicer under the series 2007-C6 pooling and servicing agreement with respect to those mortgage loans acquired by us from Citigroup Global Markets
Realty Corp. and PNC Bank, National Association for inclusion in the series
2007-C6 securitization, although its duties with respect to the CGM AmeriCold
Portfolio Mortgage Loan under the series 2007-C6 pooling and servicing agreement are limited. However, Midland is also the master servicer for the CGM AmeriCold
Portfolio Mortgage Loan pursuant to the series CD 2007-CD4 pooling and servicing agreement. Certain servicing and administrative functions will also be provided by one or more primary servicers that previously serviced the mortgage loans for the applicable loan seller.

     Midland is a Delaware corporation and a wholly-owned subsidiary of PNC
Bank, which is one of the sponsors. Midland is an affiliate of PNC Capital
Markets LLC, one of the underwriters. Midland's principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas
66210.

     Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-backed securities ("CMBS") by S&P, Moody's and Fitch.
Midland has received the highest rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from both S&P and
Fitch. S&P ranks Midland as "Strong" and Fitch ranks Midland as "1" for each category. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

     Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland's servicing agreements, including procedures for managing delinquent loans. The policies and procedures are reviewed annually and centrally managed and available electronically within Midland's
Enterprise!(R) Loan Management System. Furthermore, Midland's disaster recovery plan is reviewed annually.

     Midland will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the
Servicing Standard.

     No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

     From time to time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material

                                       155

adverse effect on its business or its ability to service loans pursuant to the series 2007-C6 pooling and servicing agreement.

     Midland currently maintains an Internet-based investor reporting system,
CMBS Investor Insight(R), that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight through Midland's website at www.midlandls.com. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight.

     As of March 31, 2007, Midland was servicing approximately 24,500 commercial and multifamily mortgage loans with a principal balance of approximately $228.4 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada. Approximately 16,750 of such loans, with a total principal balance of approximately $142.4 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income-producing properties.

     Midland has been servicing mortgage loans in commercial mortgage-backed securities transactions since 1992. The table below contains information on the size and growth of the portfolio of commercial and multifamily mortgage loans in commercial mortgage-backed securities and other servicing transactions for which
Midland has acted as master and/or primary servicer from 2004 to 2006.

PORTFOLIO GROWTH -           CALENDAR YEAR END
  MASTER/PRIMARY     (APPROXIMATE AMOUNTS IN BILLIONS)
------------------   ---------------------------------
                        2004        2005        2006
                        ----        ----        ----
CMBS                    $70         $104        $139
Other                   $28         $ 32        $ 61
                        ----        ----        ----
TOTAL                   $98         $136        $200

     Midland acted as servicer with respect to some or all of the mortgage loans being contributed by its parent company, PNC Bank, National Association, prior to their inclusion in the trust fund.

     Capmark Finance Inc. Capmark Finance Inc. ("Capmark") will act as master servicer under the series 2007-C6 pooling and servicing agreement with respect to those mortgage loans acquired by us from Capmark for inclusion in the series
2007-C6 securitization. Capmark's servicing offices are located at 116 Welsh
Road, Horsham, Pennsylvania 19044 and its telephone number is (215) 328-1258.

     Capmark is a California corporation and has been servicing mortgage loans in private label commercial mortgage-backed securities transactions since 1995.
As of December 31, 2006, Capmark was the master servicer and/or primary servicer of a portfolio of multifamily and commercial loans in commercial mortgage-backed securities transactions in the United States totaling approximately $135.3 billion in aggregate outstanding principal balance. The table below contains information on the size and growth of the portfolio of commercial and multifamily loans in commercial mortgage-backed securities transactions in the
United States from 2004 to 2006 in respect of which Capmark has acted as master and/or primary servicer.

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            YEARS (AMTS IN $ BILLIONS)
            --------------------------
              2004     2005      2006
             -----    -----     -----
CMBS (US)    100.2    122.4     135.3
Other         97.0    102.8     131.5
             -----    -----     -----
TOTAL        197.2    225.2     266.8
             =====    =====     =====

     Capmark has developed policies and procedures for the performance of its master servicing obligations in compliance with applicable servicing agreements, and the applicable servicing criteria set forth in Item 1122 of Regulation AB.
These policies and procedures include, among other things, sending delinquency notices for loans prior to servicing transfer.

     No securitization transaction involving commercial mortgage loans in which
Capmark was acting as master servicer has experienced a master servicer event of default as a result of any action or inaction of Capmark as master servicer, including as a result of Capmark's failure to comply with the applicable servicing criteria in connection with any securitization transaction.

     GMAC Commercial Mortgage Corporation legally changed its name to Capmark
Finance Inc. in May 2006. Capmark Finance is a wholly owned subsidiary of
Capmark Financial Group Inc. ("Capmark Financial Group"), which is majority owned by an entity controlled by affiliates of Kohlberg Kravis Roberts & Co.
L.P., Five Mile Capital Partners LLC and Goldman Sachs Capital Partners. The
minority owners of Capmark Financial Group consists of GMAC Mortgage Group, Inc.
and certain directors and officers of Capmark Financial Group and its subsidiaries.

     Capmark Servicer Ireland (formerly known as GMAC Commercial Mortgage
Servicing (Ireland) Limited) opened in January 2000 and is headquartered in
Mullingar, Ireland. The Irish unit is engaged in servicing all European loans and deals and, as a general matter, provides certain back office functions for
Capmark's portfolio in the United States.

     CapMark Overseas Processing India Private Limited opened in September 2002 and was acquired by Capmark in July 2003. CapMark Overseas Processing India
Private Limited is located in Hyderabad (Andra Pradesh), India and provides certain back office functions for Capmark's portfolio in the United States.

     Each of Capmark Servicer Ireland Limited and CapMark Overseas Processing
India Private Limited report to the same managing director of Capmark.

     From time to time Capmark and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business. Capmark does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service as master servicer.

     Wachovia Bank, National Association. Wachovia Bank, National Association
("Wachovia") will act as master servicer under the series 2007-C6 pooling and servicing agreement with respect to those mortgage loans acquired by us from
LaSalle Bank National Association for inclusion in the series 2007-C6 securitization, although its duties with respect to the Ala Moana Portfolio
Mortgage Loan under the series 2007-C6 pooling and servicing agreement are limited. However, Wachovia also is the master servicer of the Ala Moana
Portfolio Loan Combination pursuant to the series CD 2006-CD3 pooling and servicing agreement and as such, will be responsible for servicing the Ala Moana
Portfolio Loan Combination.

     Wachovia is a national banking association organized under the laws of the
United States of America and is a wholly owned subsidiary of Wachovia
Corporation. Wachovia's principal servicing offices are located at NC 1075, 8739
Research Drive URP4, Charlotte, North Carolina 28262.

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     Wachovia has been servicing commercial and multifamily mortgage loans in excess of ten years. Wachovia's primary servicing system runs on EnableUs software. Wachovia reports to trustees in the CMSA format. The table below sets forth information about Wachovia's portfolio of master or primary serviced commercial and multifamily mortgage loans as of the dates indicated.

     COMMERCIAL AND MULTIFAMILY        AS OF DECEMBER   AS OF DECEMBER   AS OF DECEMBER   AS OF DECEMBER   AS OF MARCH
           MORTGAGE LOANS                 31, 2003         31, 2004         31, 2005         31, 2006        31, 2007
------------------------------------   --------------   --------------   --------------   --------------   -----------

By Approximate Number...............       10,015           15,531           17,641           20,725          21,551
By Approximate Aggregate Unpaid
   Principal Balance (in Billions)..        $88.6           $141.3           $182.5           $262.1          $286.7

     Within this portfolio, as of March 31, 2007, are approximately 17,950 commercial and multifamily mortgage loans with an unpaid principal balance of approximately $217.6 billion related to commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities. In addition to servicing loans related to commercial mortgage-backed securities and commercial real estate collateralized debt obligation securities, Wachovia also services whole loans for itself and a variety of investors. The properties securing loans in Wachovia's servicing portfolio as of March 31, 2007 were located in, all 50 states, the District of Columbia, Guam, Mexico, the Bahamas, the Virgin Islands
and Puerto Rico and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties.

     Wachovia utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows Wachovia to process mortgage servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

     The table below sets forth information regarding the aggregate amount of principal and interest advances and servicing advances (i) made by Wachovia, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations master serviced by Wachovia and (ii)
outstanding as of the dates indicated:

                        SECURITIZED MASTER                         OUTSTANDING
                        SERVICED PORTFOLIO   OUTSTANDING ADVANCE   ADVANCES AS
        DATE                  (UPB)*            (P&I AND PPA)*       % OF UPB
---------------------   ------------------   -------------------   -----------
December 31, 2004 ...    $113,159,013,933        $129,858,178          0.1%
December 31, 2005 ...    $142,222,662,628        $164,516,780          0.1%
December 31, 2006 ...    $201,283,960,215        $162,396,491          0.1%

*    "UPB" means unpaid principal balance, "P&I" means principal and interest advances and "PPA" means property protection advances.

     Wachovia is rated by Fitch and S&P as a primary servicer and master servicer. Wachovia's ratings by each of these agencies is outlined below:

                       FITCH     S&P
                       -----   ------
Primary Servicer ...   CPS2+   Strong
Master Servicer ....    CMS2   Strong

     The short-term debt ratings of Wachovia are "A-1+" by S&P, "P-1" by Moody's and "F1+" by Fitch.

     Wachovia has developed policies, procedures and controls relating to its servicing functions to maintain compliance with applicable servicing agreements and servicing standards, including procedures for handling delinquent loans during the period prior to the occurrence of a special servicing transfer event.
Wachovia's servicing policies and procedures are updated periodically to keep pace with the changes in the commercial

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mortgage-backed securities industry and have been generally consistent for the last three years in all material respects. The only significant changes in
Wachovia's policies and procedures have come in response to changes in federal or state law or investor requirements, such as updates issued by the Federal
National Mortgage Association or the Federal Home Loan Mortgage Corporation.

     Wachovia may perform any of its obligations under the series 2007-C6 pooling and servicing agreement or the series CD 2006-CD3 pooling and servicing agreement, as applicable, through one or more third-party vendors, affiliates or subsidiaries. Wachovia may engage third-party vendors to provide technology or process efficiencies. Wachovia monitors its third-party vendors in compliance with its internal procedures and applicable law. Wachovia has entered into contracts with third-party vendors for the following functions:

     o    monitoring and applying interest rate changes with respect to adjustable rate mortgage loans in accordance with loan documents;

     o    provision of Strategy and Strategy CS software;

     o    identification, classification, imaging and storage of documents;

     o    analysis and determination of amounts to be escrowed for payment of taxes and insurance;

     o    entry of rent roll information and property performance data from operating statements;

     o    tracking and reporting of flood zone changes;

     o    tracking, maintenance and payment of rents due under ground leases;

     o    abstracting of insurance requirements contained in loan documents;

     o    comparison of insurance certificates to insurance requirements contained in loan documents and reporting of expiration dates and deficiencies, if any;

     o    abstracting of leasing consent requirements contained in loan documents;

     o    legal representation;

     o    assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation of loan assumption package for review by Wachovia;

     o    maintenance and storage of letters of credit;

     o    tracking of anticipated repayment dates for loans with such terms;

     o    reconciliation of deal pricing, tapes and annexes prior to securitization;

     o    entry of new loan data and document collection;

     o    initiation of loan payoff process and provision of payoff quotes;

     o    printing, imaging and mailing of statements to borrowers;

     o    performance of property inspections;

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     o    performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes;

     o    review of financial spreads performed by sub-servicers;

     o    review of borrower requests for disbursements from reserves for compliance with loan documents, which are submitted to Wachovia for approval; and

     o    performance of UCC searches and filing of UCCs.

     Wachovia may also enter into agreements with certain firms to act as a primary servicer and to provide cashiering or non-cashiering sub-servicing on certain loans. Generally, all amounts received by Wachovia on the underlying mortgage loans are initially deposited into a common clearing account with collections on other mortgage loans serviced by Wachovia and are then allocated and transferred to the appropriate account described in, and within the time required by, the series 2007-C6 pooling and servicing agreement, the series CD
2006-CD3 pooling and servicing agreement or other relevant servicing agreement, as applicable. On the day any amount is to be disbursed by Wachovia, that amount is transferred to a common disbursement account prior to disbursement.

     Wachovia will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. On occasion,
Wachovia may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent Wachovia performs custodial functions as a master servicer under the series 2007-C6 pooling and servicing agreement or the series CD 2006-CD3 pooling and servicing agreement, as applicable, documents will be maintained in a manner consistent with the servicing standards described in the series 2007-C6 pooling and servicing agreement or the series CD 2006-CD3 pooling and servicing agreement, as applicable.

     There are no legal proceedings pending against Wachovia, or to which any property of Wachovia is subject, that are material to the Certificateholders, nor does Wachovia have actual knowledge of any proceedings of this type contemplated by governmental authorities.

     The information set forth in this section titled "Transaction
Participants--The Servicers" regarding Wachovia has been provided by it.

     CWCapital Asset Management LLC. CWCapital Asset Management LLC ("CWCAM"), a
Massachusetts limited liability company, will initially be appointed as special servicer of the underlying mortgage loans under the series 2007-C6 Pooling and
Servicing Agreement. The principal servicing offices of CWCAM are located at 701
Thirteenth Street, NW, Suite 1000, Washington, DC 20005 and its telephone number is (202) 715-9500. CWCAM and its affiliates are involved in the real estate investment, finance and management business, including:

     o    originating commercial and multifamily real estate loans;

     o    investing in high yielding real estate loans and other commercial real estate debt instruments; and

     o    investing in, surveilling and managing as special servicer, unrated and non investment grade rated securities issued pursuant to commercial mortgage-backed securities ("CMBS") and commercial real estate collateralized debt obligations ("CRE CDO") transactions.

     CWCAM was organized in June 2005. In July of 2005, it acquired Allied
Capital Corporation's special servicing operations and replaced Allied Capital
Corporation as special servicer for all transactions for which Allied Capital
Corporation served as special servicer. In February 2006, an affiliate of CWCAM merged with CRIIMI MAE, Inc. ("CMAE") and the special servicing operations of
CRIIMI MAE Services L.P., the special

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servicing subsidiary of CMAE, were consolidated into the special servicing operations of CWCAM. An affiliate or affiliates of CWCAM may acquire certain of the non-offered series 2007-C6 certificates. CWCAM is a wholly owned subsidiary of CW Financial Services LLC. CWCAM and its affiliates own and are in the business of acquiring assets similar in type to the assets of the Trust Fund.
Accordingly, the assets of CWCAM and its affiliates may, depending upon the particular circumstances including the nature and location of such assets, compete with the mortgaged real properties for tenants, purchasers, financing and so forth.

     Because CWCAM was not formed until June 2005, CWCAM did not serve as special servicer for any CMBS pools as of December 31, 2004. As of December 31,
2005, CWCAM acted as special servicer with respect to 25 domestic CMBS pools containing approximately 3,670 loans secured by properties throughout the United
States with a then current face value in excess of $32 billion. As of December
31, 2006, CWCAM acted as special servicer with respect to 94 domestic and 2
Canadian CMBS pool containing approximately 11,100 loans secured by properties throughout the United States and Canada with a then current face value in excess of $108.7 billion. Those loans include commercial mortgage loans secured by the same types of income producing properties as those securing the Mortgage Loans backing the Certificates.

     CWCAM has three offices (Washington, D.C., Rockville, Maryland and Needham,
Massachusetts) and CWCAM provides special servicing activities for investments in over 88 markets throughout the United States. As of December 31, 2006, CWCAM had 57 employees responsible for the special servicing of commercial real estate assets. As of December 31, 2006, within the CMBS pools described in the preceding paragraph, 162 assets were actually in special servicing. The assets owned or managed by CWCAM and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying Mortgage Loans for tenants, purchasers, financing and so forth. CWCAM does not service or manage any assets other than commercial and multifamily real estate assets.

     Since its formation, policies and procedures of special servicing at CWCAM have been adopted from the best practices of the Allied Capital Corporation and
CRIIMI MAE Services L.P., operations that it has acquired. These policies and procedures for the performance of its special servicing obligations among other things in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB of the Securities Act, including managing delinquent loans and loans subject to the bankruptcy of the borrower. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

     CWCAM occasionally engages consultants to perform property inspections and to provide close surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction. CWCAM does not believe that its financial condition will have any adverse effect on the performance of its duties under the series 2007-C6 pooling and servicing agreement and, accordingly, will not have any material impact on the mortgage pool performance or the performance of the Certificates. CWCAM does not have any material primary principal and interest advancing obligations with respect to the CMBS pools as to which it acts as special servicer and only has primary property protection advancing obligations for one CMBS pool.

     CWCAM will not have primary responsibility for custody services of original documents evidencing the underlying Mortgage Loans. On occasion, CWCAM may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans backing the series 2007-C6 certificates or otherwise. To the extent that CWCAM has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standard.

     There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against CWCAM or of which any of its property is the subject, that is material to the series 2007-C6 certificateholders.

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     CWCAM is not an affiliate of the depositor, any sponsor, the issuing entity, any series 2007-C6 master servicer or the series 2007-C6 trustee. There are no specific relationships involving or relating to this transaction or the underlying mortgage loans between CWCAM or any of its affiliates, on the one hand, and the depositor, any sponsor, any series 2007-C6 master servicer or the issuing entity, on the other hand, that currently exist or that existed during the past two years. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party--apart from the subject securitization transaction--between CWCAM or any of its affiliates, on the one hand, and the depositor, any sponsor, any series 2007-C6 master servicer or the issuing entity, on the other hand, that currently exist or that existed during the past two years and that are material to an investor's understanding of the Offered Certificates.

     No securitization transaction involving commercial or multifamily mortgage loans in which CWCAM was acting as special servicer has experienced an event of default as a result of any action or inaction performed by CWCAM as special servicer. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by CWCAM with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which CWCAM was acting as special servicer. From time to time, CWCAM and its affiliates may be parties to lawsuits and other legal proceedings arising in the ordinary course of business. CWCAM does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service as special servicer.

     The information set forth herein regarding the Special Servicer has been provided by CWCAM.

     LNR Partners, Inc. LNR Partners, Inc. ("LNR Partners"), a Florida
corporation and a subsidiary of LNR Property Holdings Ltd. ("LNR"), is the special servicer pursuant to the series CD 2007-CD4 pooling and servicing agreement and, as such, will be the special servicer for the CGM AmeriCold
Portfolio Mortgage Loan. The principal executive offices of LNR Partners are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its
telephone number is (305)-695-5600. LNR through its subsidiaries, affiliates and joint ventures, is involved in the real estate investment, finance and management business and engages principally in:

     o    acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

     o    investing in high-yielding real estate loans, and

     o    investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgaged backed securities
          ("CMBS").

     LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the series CD 2007-CD4 pooling and servicing agreement, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 14 years. The number of CMBS pools specially serviced by LNR
Partners and its affiliates has increased from 46 in December 1998 to 193 as of
March 31, 2007. More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to: (a) 84 domestic CMBS pools as of December 31, 2001, with a then current face value in excess of $53 billion; (b) 101 domestic CMBS pools as of December 31, 2002, with a then current face value in excess of $67 billion; (c) 113 domestic CMBS pools as of
December 31, 2003, with a then current face value in excess of $79 billion; (d)
134 domestic CMBS pools as of December 31, 2004, with a then current face value in excess of $111 billion; (e) 142 domestic CMBS pools as of December 31, 2005, with a then current face value in excess of $148 billion; (f) 143 domestic CMBS pools as of December 31, 2006, with a then current face value in excess of $201 billion and (g) 144 domestic CMBS pools as of March 31, 2007 with a then current face value in excess of $217 billion. Additionally, LNR Partners has resolved over $17.6 billion of U.S.

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commercial and multifamily loans over the past 14 years, including approximately
$1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006 and $0.2 billion for the three months ended March 31, 2007.

     LNR or one of its affiliates generally seeks investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia,
Texas, Massachusetts, North Carolina, California and Colorado, and in Europe, in
England and Germany. As of March 31, 2007, LNR Partners had approximately 200 employees responsible for the special servicing of commercial real estate assets. As of March 31, 2007, LNR Partners and its affiliates specially service a portfolio, which included over 24,000 assets in the 50 states, the District of
Columbia, Europe, the Caribbean, Guam and Mexico with a then current face value in excess of $277 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the series
2007-C6 certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR
Partners does not service any assets other than commercial real estate assets.

     LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the Servicing Standard.
Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located, and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners' strategy is guided by the Servicing Standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

     LNR Partners has the highest ratings afforded to special servicers by S&P and Fitch, respectively.

     There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the series CD 2007-CD4 pooling and servicing agreement for assets of the same type included in this securitization transaction. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to the CGM AmeriCold
Portfolio Mortgage Loan. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties with respect to the CGM AmeriCold Portfolio Mortgage Loan and, accordingly, will not have any material impact on the mortgage pool performance or the performance of the series 2007-C6 certificates. Generally, LNR Partners' servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the applicable servicing standard set forth in each of such pooling and servicing agreements. LNR
Partners does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as special servicer, except with respect to the obligation to make servicing advances only on specially serviced mortgage loans in five commercial mortgage securitization transactions, and the obligation to make advances of delinquent debt service payments on specially

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serviced mortgage loans in one commercial mortgage securitization transaction.
Under certain circumstances, LNR Partners also has the obligation to make servicing advances and advances of delinquent debt service payments with respect to one collateralized debt obligation transaction.

     LNR Partners will not have primary responsibility for custody services of original documents evidencing the CGM AmeriCold Portfolio Mortgage Loan. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving the CGM AmeriCold Portfolio Mortgage
Loan. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard.

     No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by
LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

     There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the CGM
AmeriCold Portfolio Mortgage Loan, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR
Partners in connection with its specially servicing of commercial mortgaged backed securitization pools generally.

     There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against LNR Partners or of which any of its property is the subject, that is material to the series 2007-C6 certificateholders.

     LNR Partners is not an affiliate of the depositor, the sponsors, the issuing entity, the master servicers, the trustee, the certificate administrator or any originator of any of the underlying mortgage loans identified in this offering prospectus.

     LNR Securities Holdings, LLC, an affiliate of LNR Partners, acquired an interest in one or more classes of the series CD 2007-CD4 certificates.
Otherwise, except for LNR Partners acting as special servicer for the CGM
AmeriCold Portfolio Mortgage Loan, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the depositor, the sponsors or the trust, on the other hand, that currently exist or that existed during the past two years. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party - apart from the subject securitization transaction - between LNR Partners or any of its affiliates, on the one hand, and the depositor, the sponsors or the trust, on the other hand, that currently exist or that existed during the past two years and that are material to an investor's understanding of the offered certificates.

     J.E. Robert Company, Inc. J.E. Robert Company, Inc. ("JER"), a Virginia
corporation, is the special servicer of the Ala Moana Portfolio Loan Combination pursuant to the series CD 2006-CD3 pooling and servicing agreement. The principal offices of JER are located at 1650 Tysons Boulevard, Suite 1600,
McLean, Virginia, and its telephone number is 703-714-8000.

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     JER, through its subsidiaries, affiliates and joint ventures is involved in the real estate investment, finance and management business and engages principally in:

     o    acquiring, developing, repositioning, managing and selling commercial and multifamily real estate properties;

     o    equity and debt investments in, and recapitalizations of, operating companies with significant real estate assets;

     o    investing in high-yielding real estate loans; and

     o    Investing in, and managing as special servicer, unrated,
          non-investment grade and investment grade securities issued pursuant to commercial mortgage loan securitization transactions.

     In the ordinary course of business for JER and its affiliates, the assets of JER and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for, among other things, tenants, purchasers and financing.

     JER has substantial experience in working out mortgage loans and has been engaged in investing and managing commercial real estate assets since 1981 and servicing commercial mortgage loan securitization assets since 1992. JER has a special servicer rating of "CSS1" from Fitch. JER is also on S&P's Select
Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked
"STRONG" by S&P. The ratings of JER as a special servicer are based on an examination of many factors, including its financial condition, management team, organizational structure and operating history.

     The number of commercial mortgage loan securitizations serviced by JER has increased from 10 as of December 31, 2003 to 21 as of December 31, 2006. JER
acted as special servicer with respect to: (a) 10 commercial mortgage loan securitizations containing over 250 mortgage loans as of December 31, 2003, with an aggregate outstanding principal balance in excess of $1.6 billion; (b) 13 commercial mortgage loan securitizations containing over 550 mortgage loans as of December 31, 2004, with an aggregate outstanding principal balance in excess of $5.0 billion; (c) 17 commercial mortgage loan securitizations containing over
1,800 mortgage loans as of December 31, 2005, with an aggregate outstanding principal balance in excess of $21.7 billion; and (d) 21 commercial mortgage loan securitizations containing over 3,000 mortgage loans as of December 31,
2006, with an aggregate outstanding principal balance in excess of $37.6 billion.

     Since its inception in 1981 and through December 31, 2006, JER as special servicer has resolved approximately 1,790 mortgage loans, with an aggregate principal balance of approximately $2.2 billion. Over the past three years, from
2004 through 2006, JER in its capacity as special servicer has resolved over
$485 million of U.S. commercial and multifamily mortgage loans. As of December
31, 2006, JER was administering approximately nine (9) assets as special servicer with an outstanding principal balance of approximately $50 million.
Those commercial real estate assets include mortgage loans secured by the same type of income producing properties as those securing the Mortgage Loans backing the certificates.

     All of the specially serviced commercial mortgage loans are serviced in accordance with the applicable procedures set forth in the related pooling and servicing agreement that governs those assets. JER will service the Ala Moana
Portfolio Loan Combination in accordance with the procedures set forth in the series CD 2006-CD3 pooling and servicing agreement, in accordance with the mortgage loan documents and applicable laws, and in each case, subject to the
Servicing Standard. JER is not aware of any unique factors involved in servicing the Ala Moana Portfolio Loan Combination.

     JER has developed policies, procedures and processes regarding its special servicing obligations in respect of commercial mortgage loans and the underlying real properties, including managing delinquent loans

                                       165

and loans subject to the bankruptcy of the borrower. These policies, procedures and processes require that all actions taken by JER as special servicer comply with the requirements of the applicable pooling and servicing agreements. During the past three years, there have been no material changes to JER's special servicing policies, procedures and processes. Included in these policies, procedures and processes is the requirement that the special servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property one or more accounts held in trust for the benefit of the certificateholders (and the holder of any related subordinate companion loan if in connection with a loan combination). The funds in this account or accounts will not be commingled with the funds of the special servicer, or the funds of any of the special servicer's other serviced assets that are not serviced pursuant to the series CD 2006-CD3 pooling and servicing agreement.

     JER occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

     JER does not believe that its financial condition will have any adverse effect on the performance of its duties under the series CD 2006-CD3 pooling and servicing agreement and, accordingly, will not have any material impact on the mortgage pool performance or the performance of the certificates. JER does not have any advancing obligations for principal and interest with respect to the commercial mortgage loan securitizations as to which it acts as special servicer. JER is permitted to make servicing advances with respect to the mortgage loans as to which it acts as special servicer, at its option and in accordance with the terms of the applicable pooling and servicing agreements.
JER has made all advances required to be made on commercial mortgage loans serviced by it during the past three years and during the same period has not defaulted in respect of any such advance obligations.

     JER will not have any primary custodial responsibility for original documents evidencing the underlying mortgage loans. Under very limited circumstances set forth in the series CD 2006-CD3 pooling and servicing
Agreement, JER may have physical custody of certain documents such as promissory notes as necessary for enforcement actions or sale transactions involving particular mortgage loans or REO property. To the extent that JER has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard and JER's policies, procedures and processes.

     From time-to-time, JER may become a party to lawsuits and other legal proceedings arising in the ordinary course of business. JER does not believe that any such lawsuits or legal proceedings would, individually or in aggregate, have a material adverse effect on its business or its ability to serve as special servicer in this or any other transactions. There are currently no legal proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against JER, or of which any of its property is the subject, that is material to the certificateholders.

     JER is not an affiliate of the depositor, the sponsor(s), the trust, the master servicers, the trustee, the certificate administrator or any originator of any underlying mortgage loans identified in this offering prospectus. There are no specific relationships involving or relating to this transaction or the securitized mortgage loans between JER, on the one hand, and the depositor, sponsor(s) or the trust, on the other hand. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that would have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from this transaction, between JER, on the one hand, and the depositor, the sponsor(s) or the trust, on the other hand, that currently exist or that existed during the past two years.

     No securitization transaction involving commercial or multifamily mortgage loans in which JER was acting as special servicer has experienced an event of default as a result of any action on inaction performed by

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JER as special servicer. In addition, there has been no previous disclosure of material non-compliance with servicing criteria by JER with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which JER was acting as special servicer.

     The information set forth in this offering prospectus concerning JER has been provided by it.

THE TRUSTEE

     Wells Fargo Bank, N.A. ("Wells Fargo"), will act as trustee and custodian under the series 2007-C6 pooling and servicing agreement, on behalf of the certificateholders. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, over 23 million customers and 158,000 employees as of December 31, 2006, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States.
Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor and servicers may maintain banking and other commercial relationships with Wells
Fargo and its affiliates. Wells Fargo's principal corporate trust offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette
Avenue, Minneapolis, Minnesota 55479-0113.

     Wells Fargo has provided corporate trust services since 1934. Wells Fargo acts as trustee with respect to a variety of transactions and asset types including corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations. As of December 31, 2006, Wells
Fargo was acting as trustee on over 285 series of commercial mortgage-backed securities with an aggregate principal balance of over $290 billion.

     In its capacity as trustee on commercial mortgage securitizations, Wells
Fargo is generally required to make an advance if the related master servicer(s)
or special servicer fails to make a required advance. In the past three years,
Wells Fargo has not been required to make an advance on a commercial mortgage-backed securities transaction.

     Wells Fargo Bank's assessment of compliance with applicable servicing criteria for the twelve months ended December 31, 2006, furnished pursuant to
Item 1122 of Regulation AB, discloses that it was not in compliance with the
1122(d)(3)(i) servicing criterion during that reporting period. The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function. The assessment further states that all necessary adjustments to Wells
Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures. Despite the fact that the platform of transactions to which such assessment of compliance relates included commercial mortgage-backed securities transactions, the errors described above did not occur with respect to any such commercial mortgage-backed securities transactions.

     Wells Fargo is acting as custodian of the mortgage loan files pursuant to the series 2007-C6 pooling and servicing agreement. In that capacity, Wells
Fargo is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the trustee and the certificateholders. Wells
Fargo maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction and/or issuer. Wells Fargo has been engaged in the mortgage document custody business for more than 25 years.
Wells Fargo maintains its commercial document custody facilities in Minneapolis,
Minnesota. As of December 31, 2006, Wells Fargo was acting as custodian of more than 43,000 commercial mortgage loan files.

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     Wells Fargo has served as loan file custodian for various mortgage loans owned by the depositor or an affiliate of the depositor, including for mortgage loans included in the Trust. The terms of the custodial agreement are customary for the commercial mortgage backed securities industry and provide for the delivery, receipt, review and safekeeping of mortgage loans files. The terms of the series 2007-C6 pooling and servicing agreement with respect to the custody of the mortgage loans supersede any such custodial agreement.

     There are no legal proceedings pending against Wells Fargo, or to which any property of Wells Fargo is subject, that is material to the certificateholders, nor does Wells Fargo have actual knowledge of any proceedings of this type contemplated by governmental authorities.

     In addition to having express duties under the series 2007-C6 pooling and servicing agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the series 2007-C6 pooling and servicing agreement is governed by New York law, certain New York state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the series 2007-C6 pooling and servicing agreement, be subject to certain regulations promulgated by the Office of the
Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The series 2007-C6 pooling and servicing agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

THE CERTIFICATE ADMINISTRATOR

     LaSalle Bank National Association ("LaSalle Bank"), will act as certificate administrator under the series 2007-C6 pooling and servicing agreement, on behalf of the series 2007-C6 certificateholders. LaSalle Bank's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois,
60603, Attention: Global Securities and Trust Services--Citigroup Commercial
Mortgage Trust 2007-C6 or at such other address as the LaSalle Bank may designate from time to time. LaSalle Bank is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is an indirect subsidiary of ABN AMRO Bank
N.V., a Netherlands banking corporation.

     On April 22, 2007, ABN AMRO Holding N.V. agreed to sell ABN AMRO North
America Holding Company, the indirect parent of LaSalle Bank National
Association, to Bank of America Corporation. The proposed sale currently includes all parts of the Global Securities and Trust Services Group within
LaSalle Bank engaged in the business of acting as trustee, securities administrator, master servicer, custodian, collateral administrator, securities intermediary, fiscal agent and issuing and paying agent in connection with securitization transactions. A copy of the contract between ABN AMRO Bank N.V.
and Bank of America Corporation was filed on Form 6-K with the Securities and
Exchange Commission on April 25, 2007. The contract provides that the sale of
LaSalle Bank National Association is subject to regulatory approvals and other customary closing conditions.

     The contract referenced above was entered into by ABN AMRO Bank N.V.
without shareholder approval. In response to a challenge of the sale by a shareholders group, a judge in the Enterprise Chamber of the Amsterdam Superior
Court in the Netherlands ruled on May 3, 2007 that ABN AMRO Holding N.V. was not permitted to proceed with the sale of LaSalle Bank without shareholder approval.
As of the date hereof, a shareholder's meeting to vote on the proposed sale of
LaSalle Bank National Association has not occurred. Various interested parties have filed an appeal of the ruling. On May 4, 2007, Bank of America Corporation filed a lawsuit against ABN AMRO Bank N.V. and ABN AMRO Holding N.V. in the U.S.
District Court for the

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Southern District of New York (Manhattan) seeking, among other things, an injunction prohibiting ABN AMRO Bank N.V. and ABN AMRO Holding N.V. from negotiating a sale of LaSalle Bank National Association or selling LaSalle Bank
National Association to any third party other than as provided for in the contract referenced above, monetary damages and specific performance.

     LaSalle Bank has extensive experience serving as paying agent on securitizations of commercial mortgage loans. Since 1994, LaSalle Bank has served as trustee or paying agent on over 695 commercial mortgage-backed security transactions involving assets similar to the mortgage loans to be included in the trust. As of March 31, 2007, LaSalle Bank served as trustee or paying agent in over 465 commercial mortgage-backed security transactions.

     LaSalle Bank and CGMRC are parties to a custodial agreement whereby LaSalle
Bank, for consideration, provides custodial services to CGMRC for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle Bank is currently providing custodial services for most of the mortgage loans to be sold by CGMRC to us in connection with the series 2007-C6 securitization transaction. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

     Using information set forth in this offering prospectus, the certificate administrator will develop the cashflow model for the trust. Based on the monthly mortgage loan information provided by the master servicers, the certificate administrator will calculate the amount of principal and interest to be paid to each class of series 2007-C6 certificates on each distribution date.
In accordance with the cashflow model and based on the monthly mortgage loan information provided by the master servicers, the certificate administrator will perform distribution calculations, remit distributions on the distribution date to series 2007-C6 certificateholders and prepare a monthly statement to series
2007-C6 certificateholders detailing the payments received and the activity on the mortgage loans during the related collection period. In performing these obligations, the certificate administrator will be able to conclusively rely on the information provided to it by the master servicers, and the certificate administrator will not be required to recompute, recalculate or verify the information provided to it by the master servicers.

     The depositor may maintain other banking relationships in the ordinary course of business with the paying agent. The long-term unsecured debt of
LaSalle Bank is rated "A+" by S&P, "Aa3" by Moody's and "AA-" by Fitch.

     There are no legal proceedings pending against LaSalle Bank, or to which any property of LaSalle Bank is subject, that is material to the certificateholders, nor does LaSalle Bank have actual knowledge of any proceedings of this type contemplated by governmental authorities.

         AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Citigroup Global Markets Realty Corp. (one of the sponsors) and Citigroup
Global Markets Inc. (one of the underwriters) are affiliated with us and each other.

     LaSalle Bank National Association is one of the sponsors and also is the certificate administrator.

     PNC Bank, National Association (one of the sponsors), PNC Capital Markets
LLC (one of the underwriters) and Midland Loan Services, Inc. (one of the master servicers) are affiliated with each other.

     Capmark Finance Inc. (one of the sponsors and also a master servicer) and
Capmark Securities Inc. (one of the underwriters) are affiliated with each other.

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     We, the sponsors, the master servicers, the special servicer and our and/or their respective affiliates may from time to time maintain and enter into other banking and trustee relationships in the ordinary course of business with the trustee, the certificate administrator and their affiliates. See also
"Transaction Participants--The Trustee" and "Transaction Participants--The
Certificate Administrator" in this offering prospectus.

               THE SERIES 2007-C6 POOLING AND SERVICING AGREEMENT

GENERAL

     The parties to the series 2007-C6 pooling and servicing agreement will consist of us, the trustee, the certificate administrator, the master servicers and the special servicer. The series 2007-C6 pooling and servicing agreement will govern, among other things:

     o    the issuance of the series 2007-C6 certificates;

     o    the formation of the issuing entity;

     o    the transfer of the initial trust assets to the issuing entity;

     o    the retention of the trust assets on behalf of the series 2007-C6 certificateholders; and

     o    the servicing and administration of the underlying mortgage loans
          (other than the Ala Moana Portfolio Mortgage Loan and the CGM
          AmeriCold Portfolio Mortgage Loan), as well as the servicing and administration of (a) the Serviced Non-Trust Loans, and (b) any REO
          Properties acquired by the special servicer on behalf of the series
          2007-C6 certificateholders and, if and when applicable, the Serviced
          Non-Trust Loan Noteholders as a result of foreclosure or other similar action.

     In general, most of the servicing and administrative responsibilities for each of the Ala Moana Portfolio Mortgage Loan and the CGM AmeriCold Portfolio
Mortgage Loan are governed by a pooling and servicing agreement other than the series 2007-C6 pooling and servicing agreement. Each such underlying mortgage loan is part of a Loan Combination that also includes a Non-Trust Loan that has been previously securitized. Accordingly, the Ala Moana Portfolio Mortgage Loan
is being serviced pursuant to the pooling and servicing agreement for the series
CD 2006-CD3 commercial mortgage securitization transaction and the CGM AmeriCold
Portfolio Mortgage Loan is being serviced pursuant to the pooling and servicing agreement for the series CD 2007-CD4 commercial mortgage securitization transaction. We refer to the Ala Moana Portfolio Mortgage Loan and the CGM
AmeriCold Portfolio Mortgage Loan collectively as the Outside Serviced Mortgage
Loans and to the related Loan Combinations as the Outside Serviced Loan
Combinations. Notwithstanding the foregoing, Wachovia will have certain limited master servicing obligations with respect to the Ala Moana Portfolio Mortgage
Loan and Midland will have certain limited master servicing obligations with respect to the CGM AmeriCold Portfolio Mortgage Loan, in each case under the series 2007-C6 pooling and servicing agreement.

     The following summaries describe some of the material provisions of the series 2007-C6 pooling and servicing agreement. In addition, see "Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases and
Substitutions," "--Representations and Warranties; Repurchases and
Substitutions" and "Description of the Offered Certificates" in this offering prospectus and "Description of the Governing Documents" in the accompanying base prospectus.

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OVERVIEW OF SERVICING

     The series 2007-C6 pooling and servicing agreement provides that the master servicers and the special servicer must each service and administer the mortgage loans and any REO Properties in the trust fund for which it is responsible, directly or through sub-servicers, in accordance with--

     o    any and all applicable laws,

     o    the express terms of the series 2007-C6 pooling and servicing agreement,

     o    the express terms of the subject mortgage loans and any and all related intercreditor, co-lender and/or similar agreements, and

     o    to the extent consistent with the foregoing, the Servicing Standard.

     In general, each master servicer will be responsible for the servicing and administration of each underlying mortgage loan (other than the Outside Serviced
Mortgage Loans) for which it is the applicable master servicer and any related
Serviced Non-Trust Mortgage Loan--

     o    as to which no Servicing Transfer Event has occurred, or

     o    that has been worked-out following a Servicing Transfer Event and as to which no new Servicing Transfer Event has occurred.

     The special servicer, on the other hand, will be responsible for the servicing and administration of each underlying mortgage loan (other than, if applicable, an Outside Serviced Mortgage Loan) and any related Serviced
Non-Trust Loan as to which a Servicing Transfer Event has occurred and which has not yet become a worked-out mortgage loan with respect to that Servicing
Transfer Event. The special servicer will also be responsible for the administration of each REO Property acquired by the issuing entity (other than any REO Property that relates to an Outside Serviced Mortgage Loan).

     Despite the foregoing, the series 2007-C6 pooling and servicing agreement will require the applicable master servicer to continue to receive information
(which information, with respect to each Outside Serviced Mortgage Loan, will be received from the applicable master servicer under the applicable other pooling and servicing agreement) and prepare all reports to the certificate administrator required to be received or prepared with respect to any specially serviced mortgage loans in the trust fund and, otherwise, to render other incidental services with respect to any such specially serviced mortgage loans.
In addition, the special servicer will perform limited duties and have certain approval rights regarding servicing actions with respect to non-specially serviced mortgage loans (other than the Outside Serviced Mortgage Loans) in the trust fund. None of the master servicers or the special servicer will have responsibility for the performance by another servicer of its respective obligations and duties under the series 2007-C6 pooling and servicing agreement.

     Each master servicer will transfer servicing of an underlying mortgage loan for which it is responsible under the series 2007-C6 pooling and servicing agreement to the special servicer upon the occurrence of a Servicing Transfer
Event with respect to that mortgage loan. The special servicer will return the servicing of that mortgage loan to the applicable master servicer, and that mortgage loan will be considered to have been worked-out, if and when all
Servicing Transfer Events with respect to that mortgage loan cease to exist in accordance with the definition of "Servicing Transfer Event" in the glossary to this offering prospectus.

     In general, subject to the discussion under "--The Series 2007-C6
Controlling Class Representative and the Serviced Non-Trust Loan Noteholders"
below, the applicable master servicer and/or, if a Servicing Transfer Event exists, the special servicer will be responsible for servicing and administering each Serviced Loan Combination under the series 2007-C6 pooling and servicing agreement and the related co-lender or intercreditor

                                       171

agreement on behalf of the issuing entity, as holder of the related underlying mortgage loan, and the related Serviced Non-Trust Loan Noteholders generally as if the entire Serviced Loan Combination were a mortgage loan in the trust fund.
A Servicing Transfer Event with respect to any mortgage loan that is part of a
Serviced Loan Combination will generally result in a transfer of servicing of the entire such Serviced Loan Combination to the special servicer; provided that if, subject to the terms, conditions and limitations of the related Co-Lender
Agreement, a Serviced Non-Trust Loan Noteholder prevents the occurrence of a
Servicing Transfer Event with respect to the related mortgage loan in the trust fund through the exercise of cure rights as set forth in the related Co-Lender
Agreement, then the existence of that Servicing Transfer Event with respect to the related Serviced Non-Trust Loan will not, in and of itself, result in the existence of a Servicing Transfer Event with respect to the related mortgage loan in the trust fund, or the transfer to special servicing of the applicable
Serviced Loan Combination (provided that a separate Servicing Transfer Event may occur with respect thereto).

SUB-SERVICERS

     Some of the mortgage loans that we intend to include in the trust fund are currently being serviced by third-party servicers that are entitled to and will become sub-servicers of these loans on behalf of the master servicers. In general, neither the trustee nor any other successor master servicer may terminate the sub-servicing agreement for any of those sub-servicers without cause.

     Pursuant to the series 2007-C6 pooling and servicing agreement, the master servicers and the special servicer may enter into sub-servicing agreements to provide for the performance by third parties of any or all of their respective obligations under the series 2007-C6 pooling and servicing agreement, provided that in each case, the sub-servicing agreement: (i) is materially consistent with the series 2007-C6 pooling and servicing agreement, requires the sub-servicer to comply with all of the applicable conditions of the series
2007-C6 pooling and servicing agreement, and, provides for certain material events of default with respect to the sub-servicer; (ii) provides that if a master servicer or the special servicer, as the case may be, will for any reason no longer act in such capacity under the series 2007-C6 pooling and servicing agreement (including by reason of an Event of Default), the trustee or its designee may assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the subject master servicer or the special servicer, as the case may be, under such agreement or may terminate such sub-servicing agreement without cause (except that the sub-servicing agreements with any of certain designated sub-servicers may only be terminated for cause);
(iii) provides that the trustee, for the benefit of the series 2007-C6 certificateholders and, in the case of a sub-servicing agreement relating to a
Serviced Loan Combination, the related Serviced Non-Trust Loan Noteholder(s), shall each be a third-party beneficiary under such agreement; (iv) permits any purchaser of an underlying mortgage loan to terminate such agreement with respect to such purchased mortgage loan at its option and without penalty; (v)
does not permit the sub-servicer to enter into or consent to certain modifications, extensions, waivers or amendments or otherwise take certain actions on behalf of the applicable master servicer or the special servicer without the consent of the subject master servicer or special servicer, as the case may be; and (vi) does not permit the sub-servicer any direct rights of indemnification that may be satisfied out of assets of the trust fund. In addition, pursuant to the series 2007-C6 pooling and servicing agreement, each sub-servicing agreement entered into by a master servicer must provide that such agreement shall, with respect to any underlying mortgage loan, terminate at the time such underlying mortgage loan becomes a specially serviced mortgage loan
(or, alternatively, be subject to the special servicer's rights to service such mortgage loan for so long as such mortgage loan continues to be a specially serviced mortgage loan), and each sub-servicing agreement entered into by the special servicer shall relate only to specially serviced mortgage loans and shall terminate with respect to any such underlying mortgage loan which ceases to be a specially serviced mortgage loan.

     References in the series 2007-C6 pooling and servicing agreement, and under this "The Series 2007-C6 Pooling and Servicing Agreement" section, to actions taken or to be taken by a master servicer or the special servicer include actions taken or to be taken by a sub-servicer on behalf of the applicable master servicer or the special servicer, as the case may be; and, in connection therewith, all amounts advanced by any sub-servicer to satisfy the obligations of the applicable master servicer or the special servicer under the series
2007-C6 pooling

                                       172

and servicing agreement to make P&I advances or servicing advances are deemed to have been advanced by the applicable master servicer or the special servicer, as the case may be, out of its own funds and, accordingly, such advances will be recoverable by such sub-servicer in the same manner and out of the same funds as if such sub-servicer were the applicable master servicer or the special servicer, as the case may be. The series 2007-C6 pooling and servicing agreement provides that, for so long as they are outstanding, advances under any sub-servicing agreement will accrue interest at the rate set forth in the series
2007-C6 pooling and servicing agreement, such interest to be allocable between the applicable master servicer or the special servicer, as the case may be, and such sub-servicer as they may agree. For purposes of the series 2007-C6 pooling and servicing agreement, the applicable master servicer and the special servicer each will be deemed to have received any payment when a sub-servicer retained by it receives such payment.

     The series 2007-C6 pooling and servicing agreement requires the master servicers and the special servicer, for the benefit of the trustee, of the series 2007-C6 certificateholders and, in the case of a Serviced Loan
Combination, of the related Serviced Non-Trust Loan Noteholder(s), to monitor the performance and enforce the obligations of their respective sub-servicers under the related sub-servicing agreements. Further, the series 2007-C6 pooling and servicing agreement provides that, notwithstanding any sub-servicing agreement, the master servicers and the special servicer will each remain obligated and liable to the trustee, the series 2007-C6 certificateholders and the Serviced Non-Trust Loan Noteholders for the performance of their respective obligations and duties under the series 2007-C6 pooling and servicing agreement as if each alone were servicing and administering the subject mortgage loans and the master servicers and the special servicer will each be responsible (without right of reimbursement) for all compensation of each sub-servicer retained by
it.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicing Fee. The principal compensation to be paid to each master servicer with respect to its master servicing activities will be the master servicing fee.

     The master servicing fee will be earned with respect to each and every mortgage loan in the trust fund, including:

     o    each such mortgage loan that is a specially serviced mortgage loan, if any;

     o    each such mortgage loan, if any, as to which the corresponding mortgaged real property has become an REO Property;

     o    each such mortgage loan, if any, that has been defeased; and

     o    each Outside Serviced Mortgage Loan.

     In the case of each mortgage loan in the trust fund, the master servicing fee will:

     o    be calculated on generally the same interest accrual basis (i.e., an
          Actual/360 Basis or a 30/360 Basis) as is applicable to the accrual of interest with respect to that mortgage loan;

     o    accrue at the related master servicing fee rate, which will vary on a loan-by-loan basis;

     o    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan; and

     o    be payable monthly from amounts received with respect to, or allocable as recoveries of, interest on that mortgage loan or, following liquidation of that mortgage loan and any related REO Property, from general collections on the other mortgage loans and REO Properties in the trust fund.

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     For purposes of this offering prospectus, master servicing fees include primary servicing fees payable to the sub-servicers retained by the master servicers.

     In addition, a separate servicing fee will be paid to the applicable other master servicer with respect to each Outside Serviced Mortgage Loan pursuant to the applicable other pooling and servicing agreement that governs the servicing thereof.

     Subject to certain conditions, each master servicer is entitled, under the series 2007-C6 pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor
(other than a Plan), an excess servicing strip, which is a portion of the master servicing fee. If an initial master servicer resigns or is terminated as master servicer, it (or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip, except to the extent that any portion of the excess servicing strip is needed to compensate any successor master servicer for assuming the duties of the departing master servicer under the series 2007-C6 pooling and servicing agreement. We make no representation or warranty regarding whether, following any resignation or termination of any entity acting as one of the initial master servicers, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b) the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

     After the occurrence, and during the continuance, of an A/B Material
Default, master servicing fees are payable with respect to the MezzCap Loan
Combination out of collections on the entire such loan combination.

     Prepayment Interest Shortfalls. The series 2007-C6 pooling and servicing agreement will provide that, if any Prepayment Interest Shortfall is incurred by reason of a voluntary principal prepayment being made by a borrower with respect to any of the underlying mortgage loans during any collection period (other than out of insurance proceeds, condemnation proceeds or liquidation proceeds), then the applicable master servicer must make a non-reimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

     o    the amount of the subject Prepayment Interest Shortfall; and

     o    the sum of--

          1.   the master servicing fees (in each case calculated for this purpose only at a rate of 0.01% per annum) received by the applicable master servicer during such collection period on the underlying mortgage loans serviced by that master servicer, and

          2.   all Prepayment Interest Excesses received by the applicable master servicer during such collection period on the underlying mortgage loans;

provided that if a Prepayment Interest Shortfall occurs as a result of a master servicer's allowing the borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a) subsequent to a material default under the related loan documents, (b) pursuant to applicable law or court order or (c) at the request or with the consent of the special servicer or the series 2007-C6 controlling class representative), then the amount in clause 1. of the second bullet of this sentence will be replaced with the sum of (x) all master servicing fees payable to that master servicer with respect to the underlying mortgage loans for the subject collection period, inclusive of any portion thereof payable to a third-party primary servicer and inclusive of any excess servicing strip and (y) any investment income earned on the related principal prepayment during such collection period while on deposit in that master servicer's collection account. Any Prepayment Interest Excesses received by a master servicer not otherwise applied as described in the prior sentence will be applied, to the extent

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necessary, to cover any Prepayment Interest Shortfall related to a loan serviced by that master servicer not otherwise offset by the payments described in the prior sentence.

     No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls.

     Any payments made by a master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included in the Total
Available P&I Funds for that distribution date, as described under "Description of the Offered Certificates--Payments" in this offering prospectus. If the amount of Prepayment Interest Shortfalls incurred with respect to the mortgage pool during any collection period exceeds the total of any and all payments made by the master servicers with respect to the related distribution date to cover
Prepayment Interest Shortfalls, then the resulting Net Aggregate Prepayment
Interest Shortfall will be allocated among the respective interest-bearing classes of the series 2007-C6 certificates, in reduction of the interest payable thereon, as and to the extent described under "Description of the Offered
Certificates--Payments--Payments of Interest" in this offering prospectus.

     The master servicers will not cover any interest shortfalls similar to
Prepayment Interest Shortfalls that occur by reason of involuntary prepayments made with insurance proceeds, condemnation proceeds and/or liquidation proceeds.

     Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities in respect of the underlying mortgage loans (other than the Outside Serviced
Mortgage Loans) will be:

     o    the special servicing fee;

     o    the liquidation fee; and

     o    the workout fee.

     The Special Servicing Fee. The special servicing fee will be earned with respect to any underlying mortgage loan (other than the Outside Serviced
Mortgage Loans):

     o    that is being specially serviced by the special servicer; or

     o    as to which the corresponding mortgaged real property has become an
          REO Property.

     In the case of each underlying mortgage loan that satisfies the criteria described in the foregoing paragraph, the special servicing fee will:

     o    be calculated on generally the same interest accrual basis (i.e., an
          Actual/360 Basis or a 30/360 Basis) as is applicable to the accrual of interest with respect to that mortgage loan;

     o    accrue at a special servicing fee rate of 0.25% per annum;

     o    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan; and

     o    generally be payable monthly from general collections on all the mortgage loans and any REO Properties in the trust fund, that are on deposit in the applicable master servicer's collection account from time to time.

     The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each underlying mortgage loan (other than the Outside Serviced Mortgage Loans) as to which, following a

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period of special servicing and resolution of all applicable Servicing Transfer
Events, servicing thereof has been returned to the applicable master servicer.
The workout fee for any such underlying mortgage loan will generally be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest, other than Default Interest and Post-ARD Additional
Interest, and principal received on the subject mortgage loan for so long as it remains a worked-out mortgage loan.

     The workout fee with respect to any underlying mortgage loan referred to in the prior paragraph will cease to be payable if a new Servicing Transfer Event occurs with respect to that loan or if the related mortgaged real property becomes an REO Property. However, a new workout fee would become payable if the subject underlying mortgage loan again became a worked-out mortgage loan with respect to that new Servicing Transfer Event.

     If the special servicer is terminated or resigns, then it will retain the right to receive any and all workout fees payable with respect to mortgage loans
(other than the Outside Serviced Mortgage Loans) that were worked-out -- or, in some cases, about to be worked out -- by it during the period that it acted as special servicer and as to which no new Servicing Transfer Event had occurred as of the time of its termination or resignation. The successor special servicer will not be entitled to any portion of those workout fees.

     Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee may reduce amounts payable to the holders of the offered certificates.

     The Liquidation Fee. Except as described in the next paragraph, the special servicer will be entitled to receive a liquidation fee with respect to: (a) any specially serviced mortgage loan in the trust fund (or any Qualified Substitute
Mortgage Loan delivered in replacement thereof by the related mortgage loan seller), other than an Outside Serviced Mortgage Loan, for which it obtains a full, partial or discounted payoff; and (b) any specially serviced mortgage loan or REO Property in the trust fund (or any Qualified Substitute Mortgage Loan delivered in replacement thereof by the related mortgage loan seller), other than an Outside Serviced Mortgage Loan or any related REO Property, as to which it receives any liquidation proceeds, sale proceeds or REO revenues, including any specially serviced mortgage loan (other than an Outside Serviced Mortgage
Loan) repurchased by the applicable mortgage loan seller outside of the required cure period (as that cure period may be extended) as described under
"Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases
and Substitutions" and "--Representations and Warranties; Repurchases and
Substitutions" in this offering prospectus. As to each such specially serviced mortgage loan and REO Property, the liquidation fee will generally be payable from, and will be calculated by application of a liquidation fee rate of 1.0%
to, the portion of the related payment, proceeds or revenues allocable as a full or partial recovery of principal, interest or expenses.

     Despite anything to the contrary described in the prior paragraph, no liquidation fee will be payable based on, or out of, Substitution Shortfall
Amounts or proceeds received in connection with:

     o    the repurchase of any mortgage loan in the trust fund by or on behalf of a mortgage loan seller for a breach of representation or warranty or for defective or deficient mortgage loan documentation, so long as the repurchase occurs within the required cure period (as that cure period may be extended), as described under "Description of the
          Mortgage Pool--Assignment of the Mortgage Loans; Repurchases and
          Substitutions" and "--Representations and Warranties; Repurchases and
          Substitutions" in this offering prospectus;

     o    the purchase of any Defaulted Mortgage Loan out of the trust fund by the special servicer or the Majority Controlling Class
          Certificateholder, as described under "--Fair Value Purchase Option"
          below;

     o    the purchase of an underlying mortgage loan that is part of a Loan
          Combination by any of the related Serviced Non-Trust Loan Noteholders, in each case pursuant to the purchase option in the

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          related Co-Lender Agreement described under "Description of the
          Mortgage Pool--The Loan Combinations" in this offering prospectus, so long as the purchase occurs within 90 days of the date that the purchase option is first exercisable;

     o    the purchase of any mortgage loan out of the trust fund by a related mezzanine lender pursuant to any applicable intercreditor, co-lender or similar agreement, in each case so long as the purchase occurs within 90 days of the date that the purchase option is first exercisable; or

     o    the purchase of all of the mortgage loans and REO Properties in the trust fund by the special servicer or the Majority Controlling Class
          Certificateholder in connection with the termination of the issuing entity, all as described under "Description of the Offered
          Certificates--Termination" in this offering prospectus.

     Although liquidation fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any liquidation fee may reduce amounts payable to the holders of the offered certificates.

     After the occurrence, and during the continuance, of an A/B Material
Default, special servicing fees and, except in connection with a purchase of the related underlying mortgage loan by the related Serviced Non-Trust Loan
Noteholder, pursuant to the purchase option in the related Co-Lender Agreement, as described under "Description of the Mortgage Pool--The Loan Combinations" in
this offering prospectus, workout fees and liquidation fees, earned with respect to the MezzCap Loan Combination may be paid out of collections on the entire such Loan Combination.

     Additional Servicing Compensation. As additional master servicing compensation, each master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the underlying mortgage loans it is responsible for servicing.

     In addition, the following items collected (and, in the case of an Outside
Serviced Mortgage Loan, passed through to the issuing entity) on any particular mortgage loan in the trust fund will be allocated between the master servicers and the special servicer as additional compensation in accordance with the series 2007-C6 pooling and servicing agreement:

     o    any late payment charges and Default Interest actually collected on any particular mortgage loan in the trust fund, which late payment charges and Default Interest are not otherwise applied to reimburse the parties to the series 2007-C6 pooling and servicing agreement for, or to offset, certain expenses of the issuing entity (including interest on advances), each as provided in the series 2007-C6 pooling and servicing agreement; and

     o    any modification fees, assumption fees, assumption application fees, earn out fees, defeasance fees, consent/waiver fees and other comparable transaction fees and charges.

     Each master servicer will be authorized to invest or direct the investment of funds held in its collection account, in any Serviced Loan
Combination-specific custodial account or in any escrow and/or reserve account maintained by it, in Permitted Investments. See "--Accounts" below and
"Description of the Offered Certificates" in this offering prospectus. Each master servicer:

     o    will generally be entitled to retain any interest or other income earned on those funds; and

     o    will generally be required to cover any losses of principal of those investments from its own funds, to the extent those losses are incurred with respect to investments made for that master servicer's benefit.

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No master servicer will be obligated, however, to cover any losses resulting solely from the bankruptcy or insolvency of any depository institution or trust company holding any accounts maintained by such master servicer so long as those institutions or trust companies meet certain eligibility requirements set forth in the series 2007-C6 pooling and servicing agreement.

     The special servicer will be authorized to invest or direct the investment of funds held in its REO account in Permitted Investments. See "--Accounts"
below. The special servicer:

     o    will be entitled to retain any interest or other income earned on those funds; and

     o    will generally be required to cover any losses of principal of those investments from its own funds.

The special servicer will not be obligated, however, to cover any losses resulting solely from the bankruptcy or insolvency of any depository institution or trust company holding its REO account so long as that institution or trust company meets certain eligibility requirements set forth in the series 2007-C6 pooling and servicing agreement.

     Payment of Expenses. The master servicers and the special servicer will each be required to pay its overhead costs and any general and administrative expenses incurred by it in connection with its servicing activities under the series 2007-C6 pooling and servicing agreement. The master servicers and the special servicer will not be entitled to reimbursement for these expenses except as expressly provided in the series 2007-C6 pooling and servicing agreement.

     The series 2007-C6 pooling and servicing agreement will permit a master servicer to pay, and will permit the special servicer to direct a master servicer to pay, some servicing expenses out of general collections on the underlying mortgage loans and any REO Properties on deposit in that master servicer's collection account, including, to the extent not advanced, for the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties. In addition, under the series 2007-C6 pooling and servicing agreement, each master servicer will be permitted (or, in the case of a specially serviced mortgage loan or an REO Property, if the special servicer directs, the subject master servicer will be required) to pay directly out of its collection account some servicing expenses that, if advanced by the subject master servicer, would not be recoverable from expected collections on the related mortgage loan or REO Property (other than in the case of an Outside
Serviced Mortgage Loan or any related REO Property). This is only to be done, however, when the applicable master servicer or the special servicer, as applicable, has determined in accordance with the Servicing Standard that making the payment is in the best interests of the series 2007-C6 certificateholders
(and, in the case of a Serviced Loan Combination, the related Serviced Non-Trust
Loan Noteholders), as a collective whole. Each master servicer will be able to conclusively rely on any such determination made by the special servicer.

TRUSTEE AND CERTIFICATE ADMINISTRATOR COMPENSATION

     The trustee and the certificate administrator will be entitled to receive monthly, out of general collections with respect to the mortgage pool, their respective allocated portions of the trust administration fee. With respect to each distribution date, the trust administration fee will equal the aggregate of, with respect to each and every mortgage loan in the trust fund, one month's interest accrued at 0.00048% per annum on the Stated Principal Balance of the subject mortgage loan outstanding immediately prior to that distribution date
(calculated on the same interest accrual basis--i.e., an Actual/360 Basis or a
30/360 Basis--as is applicable to the accrual of interest with respect to the subject mortgage loan).

     In addition, the certificate administrator will be authorized to invest or direct the investment of funds held in its distribution account, its Post-ARD
Additional Interest account and its interest reserve account in Permitted
Investments. See "--Accounts" below. In general, the certificate administrator will be entitled to retain any

                                       178

interest or other income earned on those funds and will be required to cover any investment losses from its own funds without any right to reimbursement. The certificate administrator will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company holding the certificate administrator's distribution account,
Post-ARD Additional Interest account or interest reserve account so long as that institution or trust company meets certain eligibility requirements set forth in the series 2007-C6 pooling and servicing agreement at the time of the deposit.

ADVANCES

     Servicing Advances. Any and all customary, reasonable and necessary out-of-pocket costs and expenses incurred by or on behalf of any master servicer, the special servicer, the trustee or the certificate administrator in connection with the servicing of a mortgage loan in the trust fund (other than an Outside Serviced Mortgage Loan) or in connection with the administration of any REO Property in the trust fund, will generally be servicing advances.
Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property.

     The special servicer will generally be required to give the applicable master servicer not less than five business days' notice (or two business days'
notice, if required to be made on an emergency or urgent basis) with respect to servicing advances to be made by that master servicer on a specially serviced mortgage loan or REO Property in the trust fund (other than, if applicable, an
Outside Serviced Mortgage Loan or any related REO Property), before the date on which that master servicer is required to make any servicing advance with respect to that mortgage loan or REO Property. The special servicer may, however, itself make servicing advances with respect to specially serviced mortgage loans and REO Properties (other than, if applicable, an Outside
Serviced Mortgage Loan or any related REO Property) on an emergency basis.

     If a master servicer is required under the series 2007-C6 pooling and servicing agreement to make a servicing advance, but it does not do so within 15 days (or such shorter period as may be required to avoid foreclosure of liens for delinquent real estate taxes or a lapse in insurance coverage) after the servicing advance is required to be made, then the trustee will be required:

     o    if any of certain officers of the trustee has actual knowledge of the failure, to give the defaulting master servicer notice of the failure;
          and

     o    if the failure continues for five more business days after such notice, to make the servicing advance.

     Despite the foregoing discussion or anything else to the contrary in this offering prospectus, none of the master servicers, the special servicer or the trustee will be obligated to make servicing advances that, in the judgment of the party making the advance, or in the judgment of the special servicer (in the case of a servicing advance by a master servicer or the trustee), would not be ultimately recoverable (together with accrued and unpaid interest on the advance) from expected collections on the related mortgage loan or REO Property.
The trustee may conclusively rely on the determination of the applicable master servicer, and the applicable master servicer and the trustee will be required to act in accordance with the determination of the special servicer, that any servicing advance with respect to an underlying mortgage loan or REO Property is not recoverable from expected collections on the subject mortgage loan or REO
Property (but in the absence of such determination can make its own determination that any advance is not recoverable). If a master servicer, the special servicer or the trustee makes any servicing advance that it subsequently determines, or that the special servicer determines (in the case of servicing advances by a master servicer or the trustee), is not recoverable (together with accrued and unpaid interest on the advance) from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that advance, together with interest on that advance, out of general collections on the underlying mortgage loans and any related REO Properties that are on deposit in the master servicers' collection

                                       179

accounts from time to time as more particularly described in this offering prospectus. See "--Advances--Special Considerations Regarding Nonrecoverable
Advances" below.

     Advances of Delinquent Monthly Debt Service Payments. Each master servicer will be required to make, for each distribution date, a total amount of advances of principal and/or interest generally equal to all monthly debt service payments--other than balloon payments--and assumed monthly debt service payments, in each case net of related master servicing fees (and, in the case of an Outside Serviced Mortgage Loan, further net of servicing fees payable to the applicable other master servicer under the applicable other pooling and servicing agreement), that:

     o    were due or deemed due, as the case may be, during the related collection period (or, in the case of an underlying mortgage loan that has a due date that is after the determination date in each month, during the calendar month in which such distribution date occurs) with respect to the underlying mortgage loans that are serviced by such master servicer or otherwise as to which such master servicer is the applicable master servicer; and

     o    were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the last day of the related collection period.

     Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan in the trust fund, then the applicable master servicer will reduce the interest portion, but not the principal portion, of each monthly debt service advance that it must make with respect to that mortgage loan during the period that the Appraisal
Reduction Amount exists. The interest portion of any monthly debt service advance required to be made with respect to any such underlying mortgage loan as to which there exists an Appraisal Reduction Amount, will equal:

     o    the amount of the interest portion of that advance of monthly debt service payments that would otherwise be required to be made for the subject distribution date without regard to this sentence and the prior sentence; reduced (to not less than zero) by

     o    with respect to each class of series 2007-C6 certificates with principal balances to which any portion of the subject Appraisal
          Reduction Amount is allocated, one month's interest (calculated on a
          30/360 Basis) on the portion of the subject Appraisal Reduction Amount allocated to that class at the applicable pass-through rate (or, in the case of a Floating Rate Class, the pass-through rate for the corresponding REMIC regular interest).

     Appraisal Reduction Amounts attributable to any underlying mortgage loan will be allocated to the following classes of the series 2007-C6 certificates, in each case up to (but without any reduction in) the related outstanding total principal balance thereof, in the following order: first, to the S, Q, P, O, N,
M, L, K, J, H, G, F, E, D, C and B classes, in that order; second to the A-J and
A-JFL classes, on a pro rata basis by balance; third, to the A-M and A-MFL classes, on a pro rata basis by balance; and then to the A-1, A-2, A-2FL, A-3,
A-3B, A-SB, A-4 and A-1A classes, on a pro rata basis by balance.

     With respect to any distribution date, each master servicer will be required to make monthly debt service advances either out of its own funds or, subject to the conditions set forth in the series 2007-C6 pooling and servicing agreement, funds held in the master servicer's collection account that are not required to be paid on the series 2007-C6 certificates.

     If a master servicer fails to make a required advance and the trustee is aware of that failure, the trustee will be obligated to make that advance. See
"Transaction Participants--The Trustee" in this offering prospectus.

     The master servicers and the trustee will each be entitled to recover any monthly debt service advance made by it out of its own funds with respect to any underlying mortgage loan, together with interest thereon, from

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collections on that mortgage loan. None of the master servicers or the trustee will be obligated to make any monthly debt service advance with respect to any underlying mortgage loan that, in its judgment, or in the judgment of the special servicer, would not ultimately be recoverable (together with interest thereon) out of collections on that mortgage loan. The trustee may conclusively rely on any determination of nonrecoverability made by the applicable master servicer under the series 2007-C6 pooling and servicing agreement with respect to any underlying mortgage loan; the applicable master servicer and the trustee may conclusively rely on any determination of nonrecoverability made by the applicable master servicer or the special servicer under (i) the series CD
2006-CD3 pooling and servicing agreement with respect to the Ala Moana Portfolio
Mortgage Loan or any related REO Property and (ii) the series CD 2007-CD4 pooling and servicing agreement with respect to the CGM AmeriCold Portfolio
Mortgage Loan or any related REO Property; and the applicable master servicer and the trustee will be required to act in accordance with any determination of nonrecoverability made by the special servicer of which they have been notified with respect to any underlying mortgage loan or REO Property under the series
2007-C6 pooling and servicing agreement (other than an Outside Serviced Mortgage
Loan or any related REO Property). If either a master servicer or the trustee makes any monthly debt service advance with respect to any underlying mortgage loan that it or the special servicer subsequently determines will not be recoverable (together with interest thereon) out of collections on that mortgage loan, it may obtain reimbursement for that advance, together with interest accrued on the advance as described below, out of general collections on the mortgage loans and any REO Properties in the trust fund on deposit in the master servicers' collection accounts from time to time. See "--Advances--Special
Considerations Regarding Nonrecoverable Advances" below.

     A monthly debt service payment will be assumed to be due with respect to:

     o    each underlying mortgage loan that is delinquent with respect to its balloon payment beyond the end of the collection period in which its maturity date occurs and as to which no arrangements have been agreed to for the collection of the delinquent amounts, including an extension of maturity; and

     o    each underlying mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

The assumed monthly debt service payment deemed due on any mortgage loan described in the prior sentence that is delinquent as to its balloon payment, will equal, for its maturity date and for each successive due date that it remains outstanding and part of the trust fund, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect immediately prior to, and without regard to the occurrence of, the subject maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second preceding sentence as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO Property remains part of the trust fund, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due if the related mortgaged real property had not become an
REO Property. Assumed monthly debt service payments for an ARD Loan will not include Post-ARD Additional Interest or accelerated amortization payments.

     None of the master servicers nor the trustee will be required to make any monthly debt service advance with respect to any of the Non-Trust Mortgage
Loans. None of the master servicers nor the trustee will be required to advance
Post-ARD Additional Interest or Default Interest.

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     Interest on Advances. The master servicers, the special servicer and the trustee will each be entitled to receive interest on advances made by them. That interest will accrue on the amount of each advance, and compound annually, generally for so long as the advance is outstanding, at an annual rate equal to the prime rate as published in the "Money Rates" section of The Wall Street
Journal, as that prime rate may change from time to time. Interest accrued with respect to any advance will generally be payable:

     o    first, out of any late payment charges and Default Interest collected on the related underlying mortgage loan in the collection period in which that advance was reimbursed; and

     o    then, after or at the same time that advance is reimbursed, but only if and to the extent that the late payment charges and Default
          Interest referred to in clause first above are insufficient to cover the advance interest, out of any other amounts then on deposit in the master servicers' collection accounts.

If any payment of interest on advances is paid out of general collections on the mortgage pool as contemplated by the second bullet of the prior sentence, then any late payment charges and Default Interest subsequently received and collected on the underlying mortgage loan as to which those advances were made will be applied to reimburse the issuing entity for that payment prior to being applied as additional compensation to the applicable master servicer or the special servicer.

     To the extent not offset by Default Interest and/or late payment charges accrued and actually collected on the related underlying mortgage loan, interest accrued on outstanding advances with respect to the underlying mortgage loans will result in a reduction in amounts payable on one or more classes of the series 2007-C6 certificates.

     Special Considerations Regarding Nonrecoverable Advances. In making a recoverability determination with respect to any advance in accordance with the series 2007-C6 pooling and servicing agreement, the applicable master servicer, the special servicer and the trustee may consider, among other things, the obligations of the borrower under the terms of the related mortgage loan as it may have been modified, the condition of the related mortgaged real property, future expenses, and the existence and amount of any outstanding advances on the subject underlying mortgage loan, together with (to the extent accrued and unpaid) interest on such advances, and the existence and amount of any nonrecoverable advances in respect of other underlying mortgage loans, the reimbursement of which is being deferred as contemplated in the next paragraph.

     If any of the master servicers, the special servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance that it (or, if applicable, in the case of the applicable master servicer and the trustee, that the applicable master servicer or the special servicer under (i) the series CD 2006-CD3 pooling and servicing agreement with respect to the Ala Moana Portfolio Mortgage Loan or (ii) the series CD 2007-CD4 pooling and servicing agreement with respect to the CGM AmeriCold Portfolio
Mortgage Loan, or the special servicer, in the case of any other underlying mortgage loan or related REO Property) has determined is not recoverable out of collections on the related mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed first out of payments and other collections of principal on the underlying mortgage loans that would otherwise be included in the Total
Available P&I Funds for the related distribution date (and thereby reducing the payments of principal on the series 2007-C6 certificates), prior to being deemed reimbursed out of payments and other collections of interest on the underlying mortgage loans. In addition, if payments and other collections of principal on the mortgage pool are applied to reimburse, or pay interest on, any advance that is determined to be nonrecoverable from collections on the related underlying mortgage loan, as described in the prior sentence, then that advance will be reimbursed, and/or interest thereon will be paid, first out of payments or other collections of principal on the loan group that includes the subject underlying mortgage loan as to which the advance was made, and prior to using payments or other collections of principal on the other loan group.

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     Notwithstanding the foregoing, upon a determination that a previously made advance is not recoverable from expected collections on the related underlying mortgage loan or REO Property in the trust fund, instead of obtaining reimbursement out of general collections on the mortgage pool immediately, the applicable master servicer, the special servicer or the trustee, as applicable, may, in its sole discretion, as an accommodation to avoid interest shortfalls to the series 2007-C6 certificateholders, elect to obtain reimbursement for such nonrecoverable advance (together with accrued and unpaid interest thereon) over a period of time (not to exceed more than 12 months without the consent of the series 2007-C6 controlling class representative), and the unreimbursed portion of such advance will accrue interest at the prime rate described under
"--Advances--Interest on Advances" above. At any time after such a determination to obtain reimbursement over time in accordance with the preceding sentence, the applicable master servicer, the special servicer or the trustee as applicable, may, in its sole discretion, decide to obtain reimbursement from general collections on the mortgage pool immediately. The fact that a decision to recover a nonrecoverable advance over time, or not to do so, benefits some classes of series 2007-C6 certificateholders to the detriment of other classes of series 2007-C6 certificateholders will not, with respect to any master servicer or the special servicer, constitute a violation of the Servicing
Standard or, with respect to the trustee, constitute a violation of any fiduciary duty to the series 2007-C6 certificateholders and/or contractual duty under the series 2007-C6 pooling and servicing agreement. In the event that a master servicer, the special servicer or the trustee, as applicable, elects not to recover such nonrecoverable advances over time, that master servicer or the trustee, as applicable, will be required to give Fitch and S&P at least 15 days'
notice prior to any such reimbursement, unless that master servicer, the special servicer or the trustee, as applicable, makes a determination not to give such notices in accordance with the terms of the series 2007-C6 pooling and servicing agreement.

THE SERIES 2007-C6 CONTROLLING CLASS REPRESENTATIVE AND THE SERVICED NON-TRUST
LOAN NOTEHOLDERS

     Series 2007-C6 Controlling Class. As of any date of determination, the controlling class of series 2007-C6 certificateholders will be the holders of the most subordinate class of series 2007-C6 certificates then outstanding, other than the class X, Y and R certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance.
However, if no class of series 2007-C6 certificates, exclusive of the class X, Y and R certificates, has a total principal balance that satisfies this requirement, then the controlling class of series 2007-C6 certificateholders will be the holders of the most subordinate class of series 2007-C6 certificates then outstanding, other than the class X, Y and R certificates, that has a total principal balance greater than zero. For purposes of determining, and exercising the rights of, the series 2007-C6 controlling class, the class A-1, A-2, A-2FL,
A-3, A-3B, A-SB, A-4 and A-1A certificates will represent a single class, the class A-M and A-MFL certificates will represent a single class and the class A-J and A-JFL certificates will represent a single class.

     Selection of the Series 2007-C6 Controlling Class Representative. The
series 2007-C6 controlling class certificateholders entitled to a majority of the voting rights allocated to the series 2007-C6 controlling class, will be entitled to:

     o    select a representative having the rights and powers described under
          "--The Series 2007-C6 Controlling Class Representative and the
          Serviced Non-Trust Loan Noteholders--Rights and Powers of the Series
          2007-C6 Controlling Class Representative and the Serviced Non-Trust
          Loan Noteholders" below and elsewhere in this offering prospectus; or

     o    replace an existing series 2007-C6 controlling class representative.

                                       183

     The certificate administrator will be required to notify promptly all the certificateholders of the series 2007-C6 controlling class that they may select a series 2007-C6 controlling class representative upon:

     o    the receipt by the certificate administrator of written requests for the selection of a successor series 2007-C6 controlling class representative from series 2007-C6 certificateholders entitled to a majority of the voting rights allocated to the series 2007-C6 controlling class;

     o    the resignation or removal of the person acting as series 2007-C6 controlling class representative; or

     o    a determination by the certificate administrator that the series
          2007-C6 controlling class has changed.

The notice will explain the process for selecting a series 2007-C6 controlling class representative. The appointment of any person (other than the initial series 2007-C6 controlling class representative) as a series 2007-C6 controlling class representative will not be effective until that person provides the certificate administrator and the master servicer with:

     1.   written confirmation of its acceptance of its appointment;

     2.   an address and telecopy number for the delivery of notices and other correspondence; and

     3.   a list of officers or employees of the person with whom the parties to the series 2007-C6 pooling and servicing agreement may deal, including their names, titles, work addresses and telecopy numbers.

     Resignation and Removal of the Series 2007-C6 Controlling Class
Representative. The series 2007-C6 controlling class representative may at any time resign by giving written notice to the certificate administrator and each certificateholder of the series 2007-C6 controlling class. The certificateholders entitled to a majority of the voting rights allocated to the series 2007-C6 controlling class, will be entitled to remove any existing series
2007-C6 controlling class representative by giving written notice to the certificate administrator and to the existing series 2007-C6 controlling class representative.

     Rights and Powers of the Series 2007-C6 Controlling Class Representative
and the Serviced Non-Trust Loan Noteholders.

     Rights to Consent and Give Direction. The special servicer will be required to prepare a report, referred to as an "Asset Status Report," for each mortgage loan in the trust fund (other than an Outside Serviced Mortgage Loan) that becomes a specially serviced mortgage loan, not later than 30 days after the servicing of the mortgage loan is transferred to the special servicer. Each
Asset Status Report is to include, among other things, a summary of the status of the subject specially serviced mortgage loan and negotiations with the related borrower and a summary of the special servicer's recommended action with respect to the subject specially serviced mortgage loan. The preparation, revision and/or modification of any Asset Status Report will be subject to the rights of the applicable Loan-Specific Controlling Party to object to and/or direct various servicing actions with respect to the subject underlying mortgage loan. Each Asset Status Report will be delivered to the series 2007-C6 controlling class representative and any related Serviced Non-Trust Loan
Noteholders, among others, by the special servicer.

     The special servicer will have the authority to meet with the borrower under any specially serviced mortgage loan in the trust fund (other than an
Outside Serviced Mortgage Loan) and take such actions consistent with the
Servicing Standard, the terms of the series 2007-C6 pooling and servicing agreement and the related Asset Status Report. The special servicer may not take any action inconsistent with the related Asset Status Report unless that action would be required in order to act in accordance with the Servicing Standard.

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     No direction of any Loan-Specific Controlling Party in connection with any
Asset Status Report may (a) require or cause any master servicer or the special servicer to violate the terms of the subject mortgage loan, applicable law or any provision of the series 2007-C6 pooling and servicing agreement, including a master servicer's or the special servicer's, as the case may be, obligation to act in accordance with the Servicing Standard and to maintain the REMIC status of any REMIC created under the series 2007-C6 pooling and servicing agreement,
(b) result in the imposition of a "prohibited transaction" or "prohibited contribution" tax under the REMIC provisions of the Internal Revenue Code, or
(c) expand the scope of a master servicer's, the trustee's, the certificate administrator's or the special servicer's responsibilities under the series
2007-C6 pooling and servicing agreement.

     The "Loan-Specific Controlling Party" will be: (a) in the case of the Ala
Moana Portfolio Loan Combination, the Ala Moana Portfolio Controlling Party; (b)
in the case of the CGM AmeriCold Portfolio Loan Combination, the CGM AmeriCold
Portfolio Controlling Party; (c) in the case of the DDR Southeast Pool Loan
Combination, the series 2007-C6 controlling class representative; (d) in the case of the 600 West Chicago Loan Combination, the series 2007-C6 controlling class representative; (e) in the case of the Greensboro Corporate Center Loan
Combination, the Greensboro Corporate Center Controlling Party; (f) in the case of the MezzCap Loan Combination, the series 2007-C6 controlling class representative; and (g) in the case of all other underlying mortgage loans that are not Outside Serviced Mortgage Loans, the series 2007-C6 controlling class representative.

     In addition, except in the case of the DDR Southeast Pool Loan Combination, the 600 West Chicago Loan Combination, the Greensboro Corporate Center Loan
Combination and the Outside Serviced Loan Combinations, the series 2007-C6 controlling class representative will generally be entitled to advise the special servicer with respect to the following actions of the special servicer, and the special servicer will not be permitted to take (and may not consent to the applicable master servicer's taking) any of the following actions as to which the series 2007-C6 controlling class representative has objected in writing within ten business days of having been notified in writing of the particular action and receiving the information reasonably necessary to make an informed decision with respect thereto:

     1.   any foreclosure upon or comparable conversion, which may include acquisitions of an REO Property, of the ownership of any mortgaged real properties securing those specially serviced mortgage loans in the trust fund as come into and continue in default;

     2.   any modification of a monetary term (other than late payment charge and Default Interest provisions) or material non-monetary term of an underlying mortgage loan, but excluding a modification consisting of the extension of the maturity date of the subject mortgage loan for one year or less;

     3.   any proposed sale of an REO Property out of the trust fund (other than in connection with the termination of the issuing entity) for less than the related Purchase Price;

     4.   any determination to bring an REO Property held by the issuing entity into compliance with applicable environmental laws or to otherwise address hazardous materials located at such REO Property;

     5.   any release of collateral, or acceptance of substitute or additional collateral, for an underlying mortgage loan unless required by specific conditions with no lender discretion in the related mortgage loan documents and/or applicable law;

     6.   any waiver of a "due-on-sale" clause or "due-on-encumbrance" clause or consent to any transfer or encumbrance where lender discretion is permitted;

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     7.   any acceptance of an assumption agreement releasing a borrower from liability under an underlying mortgage loan (other than in connection with a defeasance permitted under the terms of the applicable mortgage loan documents);

     8.   any change in the property manager for mortgage loans over $5 million;
          and

     9.   any change in franchise for hospitality mortgage loans;

provided that, if the special servicer determines that immediate action is necessary to protect the interests of the series 2007-C6 certificateholders (as a collective whole), then the special servicer may take (or consent to the applicable master servicer's taking) any such action without waiting for the instruction of the series 2007-C6 controlling class representative.

     Furthermore, the series 2007-C6 controlling class representative may generally direct the special servicer to take, or to refrain from taking, such other actions with respect to any underlying mortgage loan (other than the DDR
Southeast Pool Mortgage Loan, the Greensboro Corporate Center Mortgage Loan, the
600 West Chicago Mortgage Loan or an Outside Serviced Mortgage Loan) as the
series 2007-C6 controlling class representative may deem advisable or as to which provision is otherwise made in the series 2007-C6 pooling and servicing agreement; provided that, notwithstanding anything herein to the contrary no such direction, and no objection contemplated by the preceding paragraph, may
(and the special servicer or the applicable master servicer must disregard any such direction or objection that would) require or cause the special servicer or the applicable master servicer to violate any applicable law, any provision of the series 2007-C6 pooling and servicing agreement or any underlying mortgage loan or, if applicable, any related Co-Lender Agreement or the REMIC provisions of the Internal Revenue Code, including the special servicer's or the applicable master servicer's obligation to act in accordance with the Servicing Standard, or materially expand the scope of the special servicer's or the applicable master servicer's responsibilities under the series 2007-C6 pooling and servicing agreement or cause the special servicer or the applicable master servicer to act, or fail to act, in a manner which in the reasonable judgment of the special servicer or the applicable master servicer, as the case may be, is not in the best interests of the series 2007-C6 certificateholders and, if applicable, the related Serviced Non-Trust Loan Noteholder(s).

     See "Description of the Mortgage Pool--The Loan Combinations" for a
description of rights and powers similar to those described in the prior two paragraphs that the Loan-Specific Controlling Party for any of the DDR Southeast
Pool Loan Combination, the 600 West Chicago Loan Combination, the Greensboro
Corporate Center Loan Combination and the Outside Serviced Loan Combinations may
exercise with respect to the related mortgage loans.

     When reviewing the rest of this "The Series 2007-C6 Pooling and Servicing
Agreement" section, it is important that you consider the effects that the rights and powers of the applicable Loan-Specific Controlling Party discussed above could have on the actions of the special servicer.

     In the case of the MezzCap Loan Combination, the related Serviced Non-Trust
Loan Noteholder may exercise certain approval rights relating to a deferral, modification, supplement or waiver of the related underlying mortgage loan or the related Serviced Non-Trust Loan that materially and adversely affects the related Serviced Non-Trust Loan Noteholder prior to the expiration of the purchase option period described under "Description of the Mortgage Pool--The
Loan Combinations" in this offering prospectus.

     If the trustee is requested to take any action in its capacity as holder of the promissory note for an Outside Serviced Mortgage Loan pursuant to the applicable other pooling and servicing agreement under which that mortgage loan is being serviced, or if a responsible officer of the trustee becomes aware of a default or event of default on the part of any party under that pooling and servicing agreement, then the trustee is required to notify, and act in accordance with the instructions of the series 2007-C6 controlling class representative.

                                       186

     Certain Liability Matters. In general, any and all expenses of the series
2007-C6 controlling class representative are to be borne by the holders of the series 2007-C6 controlling class in proportion to their respective percentage interests in the series 2007-C6 controlling class, and not by the issuing entity. However, if a claim is made against the series 2007-C6 controlling class representative by a borrower with respect to the series 2007-C6 pooling and servicing agreement or any particular underlying mortgage loan, then (subject to the discussion under "Description of the Governing Documents--Matters Regarding
the Master Servicer, the Special Servicer, the Manager and Us" in the
accompanying base prospectus) the special servicer (on behalf of, and at the expense of, the issuing entity) will assume the defense of the claim against the series 2007-C6 controlling class representative, but only if in the sole judgment of the special servicer--

     1.   the series 2007-C6 controlling class representative acted in good faith, without negligence or willful misfeasance, with regard to the particular matter at issue, and

     2.   there is no potential for the special servicer or the issuing entity to be an adverse party in the action as regards the series 2007-C6 controlling class representative.

     The series 2007-C6 controlling class representative may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the series 2007-C6 controlling class representative does not have any duties or liability to the holders of any class of series 2007-C6 certificates other than the series
2007-C6 controlling class. It may act solely in the interests of the certificateholders of the series 2007-C6 controlling class and will have no liability to any other series 2007-C6 certificateholders for having done so. No series 2007-C6 certificateholder may take any action against the series 2007-C6 controlling class representative for its having acted solely in the interests of the certificateholders of the series 2007-C6 controlling class.

     A Serviced Non-Trust Loan Noteholder or its designee, in connection with exercising the rights and powers described under "Description of the Mortgage
Pool--Loan Combinations" in this offering prospectus and "--The Series 2007-C6
Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders--Rights and Powers of the Series 2007-C6 Controlling Class
Representative and the Serviced Non-Trust Loan Noteholders" above with respect to the applicable Serviced Loan Combination will be entitled to substantially the same limitations on liability to which the series 2007-C6 controlling class representative is entitled.

REPLACEMENT OF THE SPECIAL SERVICER

     Series 2007-C6 certificateholders entitled to a majority of the voting rights allocated to the series 2007-C6 controlling class may terminate an existing special servicer under the series 2007-C6 pooling and servicing agreement and appoint a successor thereto. However, any such termination of an existing special servicer under the series 2007-C6 pooling and servicing agreement and/or appointment of a successor thereto will be subject to, among other things, receipt by the trustee of:

     1.   written confirmation from each of Fitch and S&P that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to any class of the series 2007-C6 certificates (provided that such confirmation need not be obtained from Fitch if the proposed successor special servicer is rated at least "CSS2" by Fitch);

     2.   the written agreement of the proposed special servicer to be bound by the terms and conditions of the series 2007-C6 pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the series 2007-C6 pooling and servicing agreement against the proposed special servicer.

     In addition, the right of the series 2007-C6 controlling class certificateholders to replace a special servicer for a Serviced Loan Combination will be subject to such consent, approval and other rights of the holder(s) of the

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related Non-Trust Loan(s) or any securities backed thereby or the representative(s) of such holder(s) as may be described under "Description of the Mortgage Pool--Loan Combinations" in this offering prospectus. For example, for so long as it is the applicable Loan-Specific Controlling Party, the
Greensboro Corporate Center Subordinate Non-Trust Loan Noteholder will have a similar right to replace the special servicer for the Greensboro Corporate
Center Loan Combination.

     Subject to the foregoing, however, any series 2007-C6 certificateholder or any affiliate of a series 2007-C6 certificateholder may be appointed as special servicer.

     If the special servicer is terminated or replaced or resigns, the outgoing special servicer will be required to cooperate with the trustee and the replacement special servicer in effecting the termination of the outgoing special servicer's responsibilities and rights under the series 2007-C6 pooling and servicing agreement, including the transfer within two business days to the replacement special servicer for administration by it of all cash amounts that are at the time credited or should have been credited by the outgoing special servicer to a custodial account, a servicing account, a reserve account or an
REO account or should have been delivered to the applicable master servicer or that are thereafter received with respect to specially serviced mortgage loans and administered REO Properties. The trustee is required to notify the other parties to the series 2007-C6 pooling and servicing agreement and the series
2007-C6 certificateholders, among others, of any termination of the special servicer and appointment of a new special servicer.

     Any costs and expenses incurred in connection with the removal of a special servicer (without cause) and the appointment of a successor thereto, as described above, that are not paid by the replacement special servicer will be payable by the holders or beneficial owners entitled to a majority of the voting rights allocated to the series 2007-C6 controlling class. Any costs and expenses incurred in connection with the removal of a special servicer (with cause) and the appointment of a successor thereto, as described above, will be payable by the terminated special servicer and, if not paid by the terminated special servicer, will constitute an Additional Trust Fund Expense. Furthermore, the
terminated special servicer will be entitled to all amounts due and payable to it under the series 2007-C6 pooling and servicing agreement at the time of the termination (including workout fees as described under "--Servicing and Other
Compensation and Payment of Expenses--Principal Special Servicing
Compensation--The Workout Fee" above).

     The special servicer for an Outside Serviced Loan Combination may be replaced with or without cause, if and as described under "Description of the
Mortgage Pool--The Loan Combinations" in this offering prospectus.

     If the special servicer for any Serviced Loan Combination is different from the special servicers for the rest of the mortgage loans serviced under the series 2007-C6 pooling and servicing agreement, then (unless the context indicates otherwise) all references to the special servicer in this offering prospectus and the accompanying base prospectus are intended to mean the applicable special servicer or all special servicers together, as appropriate in light of the circumstances.

BENEFICIAL OWNERS OF THE CONTROLLING CLASS OF SERIES 2007-C6 CERTIFICATES

     If the certificates of the series 2007-C6 controlling class are held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the certificate administrator, will be entitled to:

     o    receive all notices described under "--The Series 2007-C6 Controlling
          Class Representative and the Serviced Non-Trust Loan Noteholders"
          and/or "--Replacement of the Special Servicer" above; and

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     o    exercise directly all rights described under "--The Series 2007-C6
          Controlling Class Representative and the Serviced Non-Trust Loan
          Noteholders" and/or "--Replacement of the Special Servicer" above,

that it otherwise would if it were the registered holder of certificates of the subject class.

     Beneficial owners of series 2007-C6 controlling class certificates held in book-entry form will likewise be subject to the same limitations on rights and the same obligations as they otherwise would if they were registered holders of certificates of the subject class.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Upon receipt of any request for a waiver in respect of a due-on-sale
(including, without limitation, a sale of a mortgaged real property (in full or in part) or a sale, transfer, pledge or hypothecation of direct or indirect interests in a borrower or its owners) or due-on-encumbrance (including, without limitation, any mezzanine financing of a borrower or a mortgaged real property or a sale or transfer of preferred equity in a borrower or its owners) provision with respect to any of the underlying mortgage loans (other than the Outside
Serviced Mortgage Loans) or a request by a borrower for a determination with respect to an underlying mortgage loan (other than the Outside Serviced Mortgage
Loans) which by its terms permits transfer, assumption or further encumbrance without lender consent upon the satisfaction of certain conditions, that such conditions have been satisfied, (a) in the case of a mortgage loan other than a specially serviced mortgage loan, the applicable master servicer must analyze that request, prepare all written materials in connection with such analysis and, if it approves such request, close the related transaction, subject to the consent rights of the applicable Loan-Specific Controlling Party, and any applicable intercreditor, co-lender or similar agreement (except that the subject master servicer may not waive any due-on-sale or due-on-encumbrance provision or consent to any assumption without the consent of the special servicer) or (b) in the case of any other mortgage loan, the applicable master servicer must promptly forward the request to the special servicer, who, if otherwise permitted pursuant to the series 2007-C6 pooling and servicing agreement, is to analyze that request, prepare all written materials in connection with such analysis and, if it approves such request, close the related transaction, subject to the consent rights of the applicable
Loan-Specific Controlling Party, and any applicable intercreditor, co-lender or similar agreement. With respect to all mortgage loans in the trust fund (other than the Outside Serviced Mortgage Loans), the special servicer, on behalf of the trustee as the mortgagee of record, must, to the extent permitted by applicable law, enforce the restrictions contained in the related mortgage instrument on transfers or further encumbrances of the related mortgaged real property and on transfers of interests in the related borrower, unless (a) in the case of a mortgage loan other than a specially serviced mortgage loan, the applicable master servicer (with the consent of the special servicer) has determined, consistent with the Servicing Standard, that waiver of those restrictions would be in accordance with the Servicing Standard or (b) in the case of any other mortgage loan, the special servicer has determined, consistent with the Servicing Standard, that waiver of those restrictions would be in accordance with the Servicing Standard. None of the master servicers nor the special servicer may exercise any waiver in respect of a due-on-encumbrance provision of: (1) any underlying mortgage loan (a) with respect to which the aggregate of the Stated Principal Balance of that mortgage loan and the Stated
Principal Balance of all other underlying mortgage loans that are cross-collateralized with, cross-defaulted with or have been made to borrowers affiliated with the borrower on the subject mortgage loan, is equal to or in excess of $20,000,000, (b) with respect to which the aggregate of the Stated
Principal Balance of the subject mortgage loan and the Stated Principal Balance of all other underlying mortgage loans that are cross-collateralized with, cross-defaulted with or have been made to borrowers affiliated with the borrower on the subject mortgage loan, are greater than 5% (or with respect to S&P, 2%)
of the aggregate Stated Principal Balance of all the underlying mortgage loans or (c) that is one of the ten largest mortgage loans in the trust fund as of the date of the waiver (by Stated Principal Balance), without receiving prior written confirmation from each of Fitch and S&P that such action would not result in a downgrade, qualification or withdrawal of the ratings then assigned by that rating agency to the series 2007-C6 certificates; or (2) any underlying mortgage loan with respect to which the related loan-to-value ratio (calculated to include the existing indebtedness secured by any encumbrance and the proposed additional debt)

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would be equal to or greater than 85% and the related debt service coverage ratio (calculated to include the existing indebtedness secured by any encumbrance and the proposed additional debt) would be 1.2:1 or less, without receiving a prior written confirmation from S&P that such action would not result in a downgrading, qualification or withdrawal of the ratings then assigned by that rating agency to the series 2007-C6 certificates. In addition, none of the master servicers nor the special servicer may exercise any waiver of a due-on-sale provision of any of the underlying mortgage loans (a) with respect to which the aggregate of the Stated Principal Balance of the subject mortgage loan and the Stated Principal Balance of all other underlying mortgage loans that are cross-collateralized with, cross-defaulted with or have been made to borrowers affiliated with the borrower on the subject mortgage loan, is equal to or in excess of $35,000,000, (b) with respect to which the aggregate of the
Stated Principal Balance of the subject mortgage loan and the Stated Principal
Balance of all other underlying mortgage loans in the trust fund that are cross-collateralized with, cross-defaulted with or have been made to borrowers affiliated with the borrower on the subject mortgage loan, are greater than 5%
of the aggregate Stated Principal Balance of all the underlying mortgage loans or (c) that is one of the ten largest mortgage loans in the trust fund as of the date of the waiver (by Stated Principal Balance), without receiving prior written confirmation from each of Fitch and S&P that such action would not result in a downgrading, qualification or withdrawal of the ratings then assigned by that rating agency to the series 2007-C6 certificates; provided that, if the subject mortgage loan does not meet any of the thresholds set forth in clauses (a), (b) and (c) of this sentence, the special servicer may waive such requirement without approval by Fitch or S&P in accordance with the
Servicing Standard. Any fees charged by the rating agencies in connection with obtaining any written confirmation contemplated in the two preceding sentences will be charged to the borrower unless prohibited by the related mortgage loan documents, in which case such fees will be Additional Trust Fund Expenses. If the special servicer, in accordance with the Servicing Standard, determines with respect to any underlying mortgage loan (other than an Outside Serviced Mortgage
Loan) that by its terms permits transfer, assumption or further encumbrance of that mortgage loan or the related mortgaged real property, as applicable, without lender consent upon the satisfaction of certain conditions, that such conditions have not been satisfied, then the applicable master servicer may not permit such transfer, assumption or further encumbrance. As used in this paragraph, the terms "sale," "transfer" and "encumbrance" include the matters contemplated by the parentheticals in the first sentence of this paragraph.

     Notwithstanding the foregoing, if the applicable master servicer rejects a borrower's request in connection with a "due-on-sale" or "due-on-encumbrance"
clause under a mortgage loan as to which it is reviewing such request in the circumstances specified under the series 2007-C6 pooling and servicing agreement, the special servicer will be given the opportunity to review and, subject to the provisions of the proceeding paragraph regarding "due-on-sale"
and "due-on-encumbrance" provisions, determine to approve such borrower's request.

     In addition, except in the case of the Outside Serviced Mortgage Loans, any master servicer (with respect to underlying mortgage loans that are not specially serviced mortgage loans and are not related to REO Properties)
(without the special servicer's consent) or the special servicer (with respect to specially serviced mortgage loans and REO Properties in the trust fund), without any rating agency confirmation as provided in the prior paragraph, may grant a borrower's request for consent (or, in the case of an REO Property, may consent) to subject the related mortgaged real property to an easement or right-of-way for utilities, access, parking, public improvements or another purpose, and may consent to subordination of the related underlying mortgage loan to such easement or right-of-way, provided that the subject master servicer or the special servicer, as applicable, has determined in accordance with the
Servicing Standard that such easement or right-of-way will not materially interfere with the then-current use of the related mortgaged real property, or the security intended to be provided by the related mortgage instrument or the related borrower's ability to repay the related underlying mortgage loan, and will not materially or adversely affect the value of such mortgaged real property or cause certain adverse tax consequences with respect to the trust fund.

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CERTAIN LITIGATION MATTERS

     The management, prosecution, defense and/or settlement of claims and litigation relating to any underlying mortgage loan brought against the issuing entity or any party to the series 2007-C6 pooling and servicing agreement will generally be handled by the applicable master servicer and/or the special servicer, as more specifically provided for in the series 2007-C6 pooling and servicing agreement. In connection with handling such matters, the applicable master servicer and the special servicer will be required to seek the consent of the applicable Loan-Specific Controlling Party with respect to material decisions and settlement proposals.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

     Subject to the following discussion in this "--Modifications, Waivers,
Amendments and Consents" section, and further subject to the discussion under
"--The Series 2007-C6 Controlling Class Representative and the Serviced
Non-Trust Loan Noteholders" above, the applicable master servicer (to the extent provided in the penultimate paragraph of this "--Modifications, Waivers,
Amendments and Consents" section and in connection with certain waivers of
Default Interest and late payment charges) and the special servicer may, on behalf of the trustee, except in the case of the Outside Serviced Mortgage
Loans, agree to any modification, waiver or amendment of any term of any underlying mortgage loan (including, subject to the penultimate paragraph of this "--Modifications, Waivers, Amendments and Consents" section, the lease reviews and lease consents related thereto) without the consent of the trustee or any series 2007-C6 certificateholder.

     All modifications, waivers or amendments of any underlying mortgage loan serviced under the series 2007-C6 pooling and servicing agreement must be in writing and must be considered and effected in accordance with the Servicing
Standard; provided, however, that neither the applicable master servicer nor the special servicer, as applicable, may make or permit or consent to, as applicable, any modification, waiver or amendment of any term of any underlying mortgage loan serviced under the series 2007-C6 pooling and servicing agreement if that modification, waiver or amendment (a) would constitute a "significant modification" of the subject mortgage loan within the meaning of Treasury regulations section 1.860G-2(b) and (b) is not otherwise permitted as described in this "--Modifications, Waivers, Amendments and Consents" section.

     Except as discussed in the next paragraph and except for waivers of Default
Interest and late payment charges, neither the applicable master servicer nor the special servicer, on behalf of the trustee, may agree or consent to any modification, waiver or amendment of any term of any mortgage loan in the trust fund (other than an Outside Serviced Mortgage Loan) that would:

     (a)  affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Default Interest, late payment charges and amounts payable as additional servicing compensation)
          payable thereunder;

     (b)  affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal prepayment during any period in which the related mortgage note prohibits principal prepayments;

     (c)  except as expressly contemplated by the related mortgage instrument or in circumstances involving environmental issues, result in a release of the lien of the related mortgage instrument on any material portion of the related mortgaged real property without a corresponding principal prepayment in an amount not less than the fair market value of the property to be released, other than in connection with a taking of all or part of the related mortgaged real property or REO Property for not less than fair market value by exercise of the power of eminent domain or condemnation or casualty or hazard losses with respect to such mortgaged real property or REO Property;

                                       191

     (d)  if the subject mortgage loan has a Stated Principal Balance, individually or in the aggregate with all other underlying mortgage loans that are cross-collateralized with, cross-defaulted with or have been made to borrowers affiliated with the borrower on the subject mortgage loan, equal to or in excess of 5% of the then aggregate current principal balances of all mortgage loans in the trust fund or
          $35,000,000, or is one of the ten largest mortgage loans in the trust fund by Stated Principal Balance as of such date, permit the transfer or transfers of (A) the related mortgaged real property or any interest therein or (B) equity interests in the borrower or any equity owner of the borrower that would result, in the aggregate during the term of the subject mortgage loan, in a transfer greater than 49% of the total interest in the borrower and/or any equity owner of the borrower or a transfer of voting control in the borrower or an equity owner of the borrower without the prior written confirmation from each applicable rating agency that such changes will not result in the qualification, downgrade or withdrawal to the ratings then assigned to the series 2007-C6 certificates;

     (e)  allow any additional lien on the related mortgaged real property if the subject mortgage loan has a Stated Principal Balance, individually or in the aggregate with all other underlying mortgage loans that are cross-collateralized with, cross-defaulted with or have been made to borrowers affiliated with the borrower on the subject mortgage loan, equal to or in excess of 5% (or with respect to S&P, 2%) of the then aggregate current principal balances of all the mortgage loans in the trust fund or $20,000,000, or is one of the ten largest mortgage loans in the trust fund by Stated Principal Balance as of such date, or with respect to S&P only, has (together with the debt secured by that additional lien) an aggregate loan-to-value ratio that is equal to or greater than 85% or an aggregate debt service coverage ratio that is less than 1.2:1, without the prior written confirmation from each applicable rating agency that such change will not result in the qualification, downgrade or withdrawal of the ratings then assigned to the series 2007-C6 certificates; or

     (f)  in the reasonable, good faith judgment of the special servicer, otherwise materially impair the security for the subject mortgage loan or reduce the likelihood of timely payment of amounts due thereon.

     Notwithstanding the foregoing, but subject to the discussion in the following paragraph, and further subject to the discussion under "--The Series
2007-C6 Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders" above, the special servicer may, except in the case of an Outside
Serviced Mortgage Loan, (1) reduce the amounts owing under any specially serviced mortgage loan in the trust fund by forgiving principal, accrued interest or any prepayment premium or yield maintenance charge, (2) reduce the amount of the scheduled monthly debt service payment on any specially serviced mortgage loan, including by way of a reduction in the related mortgage rate, (3)
forbear in the enforcement of any right granted under any mortgage note or mortgage instrument relating to a specially serviced mortgage loan in the trust fund, (4) extend the maturity date of any specially serviced mortgage loan in the trust fund, or (5) accept a principal prepayment on any specially serviced mortgage loan in the trust fund during any prepayment lockout period; provided that, among any other conditions specified in the series 2007-C6 pooling and servicing agreement, (A) the related borrower is in default with respect to the subject specially serviced mortgage loan or, in the judgment of the special servicer, such default is reasonably foreseeable, and (B) in the judgment of the special servicer, such modification would increase the recovery on the subject mortgage loan to the series 2007-C6 certificateholders on a net present value basis. In the case of every other modification, waiver or consent, the special servicer must determine and may rely on an opinion of counsel to the effect that such modification, waiver or amendment would not both (1) effect an exchange or reissuance of the subject mortgage loan under Treasury regulations section
1.860G-2(b) and (2) cause any REMIC created under the series 2007-C6 pooling and servicing agreement to fail to qualify as a REMIC under the Internal Revenue
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the startup day under the REMIC provisions of the Internal
Revenue Code.

                                       192

     In no event, however, may the special servicer: (1) extend the maturity date of a mortgage loan in the trust fund beyond a date that is two years prior to the rated final distribution date or, in connection with any extension of maturity, reduce the mortgage rate of a mortgage loan in the trust fund to less than the least of (a) the original mortgage rate of the subject mortgage loan,
(b) the highest fixed pass-through rate of any class of series 2007-C6 principal balance certificates then outstanding and (c) a rate below the then prevailing interest rate for comparable loans, as determined by the special servicer; or
(2) if the subject mortgage loan is secured by a ground lease (and not by the corresponding fee simple interest), extend the maturity date of the subject mortgage loan beyond a date which is less than 20 years (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the ground lease, ten years) prior to the expiration of the term of such ground lease. In the case of the MezzCap Loan Combination, the related Serviced Non-Trust Loan Noteholder may exercise certain approval rights relating to a deferral, modification, supplement or waiver of the related underlying mortgage loan or the related Serviced Non-Trust Loan that materially and adversely affects the related Serviced Non-Trust Loan Noteholder prior to the expiration of the purchase option period described under "Description of the
Mortgage Pool--The Loan Combinations" in this offering prospectus. In addition, if the direct or indirect equity interests in any borrower are pledged to secure a mezzanine loan, then the special servicer's ability to modify the terms of the related underlying mortgage loan may be limited by the related intercreditor agreement.

     Any modification, extension, waiver or amendment of the payment terms of a
Serviced Loan Combination will be required to be structured so as to be generally consistent with the allocation and payment priorities in the related loan documents and the related co-lender or intercreditor agreement, such that neither the issuing entity, as holder of the promissory note(s) for the underlying mortgage loan in that Serviced Loan Combination, on the one hand, nor any related Serviced Non-Trust Loan Noteholder, on the other hand, gains a priority over the other that is not reflected in the loan documents and the related co-lender or intercreditor agreement.

     The special servicer or the applicable master servicer, as applicable, may, as a condition to granting any request by a borrower for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the subject underlying mortgage loan and is permitted by the terms of the series 2007-C6 pooling and servicing agreement, require that the borrower pay to it (a) as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, provided that such fee would not itself be a "significant modification" pursuant to Treasury regulations section 1.1001-3(e)(2); and (b) any related costs and expenses incurred by it. In no event will the special servicer or the applicable master servicer be entitled to payment for such fees or expenses unless such payment is collected from the related borrower.

     The special servicer must notify, among others, the applicable master servicer, any related sub-servicers, the trustee, the certificate administrator, the series 2007-C6 controlling class representative and the rating agencies, in writing, of any material modification, waiver or amendment of any term of any underlying mortgage loan agreed to by it (including fees charged the related borrower) and the date thereof, and must deliver to the custodian (with a copy to the applicable master servicer) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within ten business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any underlying mortgage loan is effected will be made available for review upon prior request during normal business hours at the offices of the special servicer as described under "Description of the
Offered Certificates--Reports to Certificateholders; Available Information."

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     For any non-specially serviced mortgage loan in the trust fund (other than an Outside Serviced Mortgage Loan), subject to the discussion under "--The
Series 2007-C6 Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders" above, the applicable master servicer, without the consent of the special servicer, will be responsible for any request by a borrower for the consent or other appropriate action on the part of the lender with respect to:

     1.   approving routine leasing activity (subject to certain limitations with respect to subordination and non-disturbance agreements set forth in the series 2007-C6 pooling and servicing agreement) with respect to any lease for less than the amount or percentage of the square footage of the related mortgaged real property specified in the series 2007-C6 pooling and servicing agreement;

     2.   approving any waiver affecting the timing of receipt of financial statements from any borrower; provided that such financial statements are delivered no less than quarterly and within 60 days of the end of the calendar quarter;

     3.   approving annual budgets for the related mortgaged real property;
          provided that no such budget (a) provides for the payment of operating expenses in an amount equal to more than 110% of the amounts budgeted therefor for the prior year or (b) provides for the payment of any material expenses to any affiliate of the related borrower (other than the payment of a management fee to any property manager if such management fee is no more than the management fee in effect on the cut-off date);

     4.   subject to other restrictions herein regarding principal prepayments, waiving any provision of a mortgage loan in the trust fund requiring a specified number of days notice prior to a principal prepayment;

     5.   approving modifications, consents or waivers (other than those described in the third paragraph of this "--Modifications, Waivers,
          Amendments and Consents" section) in connection with a defeasance permitted by the terms of the subject underlying mortgage loan if the applicable master servicer receives an opinion of counsel to the effect that such modification, waiver or consent would not cause any
          REMIC created under the series 2007-C6 pooling and servicing agreement to fail to qualify as a REMIC or result in a "prohibited transaction"
          under the REMIC provisions of the Internal Revenue Code;

     6.   approving certain consents with respect to non-material rights-of-way and easements and consent to subordination of the subject underlying mortgage loan to non-material rights-of-way or easements; and

     7.   approving a change of the property manager at the request of the related borrower, provided that (A) the successor property manager is not affiliated with the borrower and is a nationally or regionally recognized manager of similar properties, (B) the related mortgage loan does not have an outstanding principal balance in excess of
          $5,000,000 and (C) the subject mortgaged real property does not secure a Loan Combination.

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     Notwithstanding anything to the contrary described in this offering prospectus, neither the applicable master servicer nor the special servicer, as applicable, may take the following action unless, in the case of any underlying mortgage loan (other than an Outside Serviced Mortgage Loan), to the extent permitted by the related loan documents, it has received prior written confirmation from the applicable rating agencies that such action will not result in a qualification, downgrade or withdrawal of any of the ratings assigned by any such rating agency to the series 2007-C6 certificates:

     (a)  with respect to any mortgaged real property that secures a mortgage loan in the trust fund with an unpaid principal balance that is at least equal to 5% of the then aggregate principal balance of all mortgage loans in the trust fund or $20,000,000, the giving of any consent, approval or direction regarding the termination of the related property manager or the designation of any replacement property manager; and

     (b)  with respect to each mortgage loan in the trust fund with an unpaid principal balance that is equal to or greater than (i) 5% of the then aggregate principal balance of all the mortgage loans in the trust fund or (ii) $20,000,000 and which is secured by a mortgaged real property which is a hotel property, the giving of any consent to any change in the franchise affiliation of such mortgaged real property.

REQUIRED APPRAISALS

     The special servicer must obtain, within 60 days following the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans in the trust fund (other than the Outside Serviced Mortgage Loans), and deliver to the trustee, the certificate administrator and the applicable master servicer, among others, a copy of, an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the series 2007-C6 pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer is not aware of any subsequent material change in the condition of that property (in which case a letter update will be permitted).

     Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan is less than $2,000,000, the special servicer may, at its option, cause an internal valuation of the mortgaged real property to be performed.

     As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject underlying mortgage loan. An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected underlying mortgage loan and, in certain cases with respect to an underlying mortgage loan that is part of a Serviced Loan
Combination, certain control issues. See "--Advances--Advances of Delinquent
Monthly Debt Service Payments" in this offering prospectus above and
"Description of the Mortgage Pool--The Loan Combinations" in this offering prospectus.

     If an Appraisal Trigger Event occurs with respect to any specially serviced mortgage loan in the trust fund (other than, if applicable, an Outside Serviced
Mortgage Loan), then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, on or about each anniversary of the occurrence of that Appraisal Trigger Event, a new appraisal, an update of the prior required appraisal or other valuation, as applicable. Based thereon, the appropriate party under the series 2007-C6 pooling and servicing agreement is to redetermine and report to the trustee, the certificate administrator and the applicable master servicer, the new Appraisal Reduction Amount, if any, with respect to the mortgage loan. This ongoing obligation will cease if and when all
Appraisal Trigger Events have ceased to exist with respect to the subject mortgage loan in accordance with the definition of "Appraisal Trigger Event."
Each Outside Serviced Mortgage Loan will be subject to similar but not identical provisions upon the occurrence of an appraisal reduction event as provided in the related pooling and servicing agreement.

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     The cost of each required appraisal, and any update of that appraisal, obtained by the special servicer, will be advanced by the applicable master servicer, at the direction of the special servicer, and will be reimbursable to the applicable master servicer as a servicing advance.

MAINTENANCE OF INSURANCE

     The applicable master servicer (with respect to mortgage loans in the trust fund, other than the Outside Serviced Mortgage Loans) and the special servicer
(with respect to REO Properties in the trust fund, other than an REO Property related to an Outside Serviced Mortgage Loan) will be required to use reasonable efforts to cause the related borrower to maintain or, consistent with the
Servicing Standard and to the extent that the issuing entity has an insurable interest and the subject coverage, except as discussed below with respect to insurance against terrorist or similar acts, is available at commercially reasonable rates, otherwise cause to be maintained for each mortgaged real property all insurance coverage as is required under the related mortgage instrument; provided that, if and to the extent that any such mortgage instrument permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related borrower is required to maintain, the applicable master servicer must exercise such discretion in a manner consistent with the Servicing Standard (and, to the extent consistent with that standard, may take into account the insurance in place at the closing of the related underlying mortgage loan). The cost of any such insurance coverage obtained by either the applicable master servicer or the special servicer shall be a servicing advance to be paid by the applicable master servicer. In addition to the foregoing, none of the master servicers will be required to cause to be maintained, or to itself obtain and maintain, any earthquake or environmental insurance policy unless a policy providing such coverage was (x) in effect either at the time of origination of the related mortgage loan or at the time of initial issuance of the certificates or (y)
required by the related loan documents and is available at commercially reasonable rates.

     The special servicer must also cause to be maintained for each REO Property in the trust fund (other than any REO Property relating to an Outside Serviced
Mortgage Loan) no less insurance coverage than was previously required of the borrower under the related underlying mortgage loan.

     Notwithstanding the foregoing, the applicable master servicer or special servicer, as applicable, will not be required to maintain and will not cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance which does not contain any carve-out for terrorist or similar acts, if and only if, the special servicer, in consultation with the series 2007-C6 controlling class representative and, in the case of the any Serviced Loan Combination, subject to the discussion under "--The Series
2007-C6 Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders--Rights and Powers of the Series 2007-C6 Controlling Class
Representative and the Serviced Non-Trust Loan Noteholders" above, has determined in accordance with the Servicing Standard that either (a) such insurance is not available at any rate or (b) such insurance is not available at commercially reasonably rates and that such hazards are not at the time commonly insured against for properties similar to the subject mortgaged real property and located in or around the region in which the subject mortgaged real property is located; provided, however, that the series 2007-C6 controlling class representative will not have more than three business days to respond to the special servicer's request for consultation; and provided, further, that upon the special servicer's determination, consistent with the Servicing Standard, that exigent circumstances do not allow the special servicer to consult with the series 2007-C6 controlling class representative, the special servicer will not be required to do so; and provided, further, that, during the period that the special servicer is evaluating such insurance under the series 2007-C6 pooling and servicing agreement, the applicable master servicer will not be liable for any loss related to its failure to require the borrower to maintain terrorism insurance and will not be in default of its obligations hereunder as a result of such failure.

     If the applicable master servicer or the special servicer obtains and maintains, or causes to be obtained and maintained, a blanket policy insuring against hazard losses on all of the underlying mortgage loans and/or REO
Properties that it is required to service and administer or a force placed policy as to any particular such underlying mortgage loan and/or REO Property, then, to the extent such policy (i) is obtained from an insurer

                                       196

meeting the criteria specified in the series 2007-C6 pooling and servicing agreement and (ii) provides protection equivalent to the individual policies otherwise required, the applicable master servicer or the special servicer, as the case may be, will conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related mortgaged real properties and/or REO Properties. Such blanket policy or force placed policy may contain a deductible clause (not in excess of a customary amount), in which case the applicable master servicer or the special servicer, as appropriate, must, if there has not been maintained on the related mortgaged real property or REO
Property a hazard insurance policy complying with the requirements of the series
2007-C6 pooling and servicing agreement, and there has been one or more losses that would have been covered by such policy, promptly deposit into the collection account from its own funds the amount not otherwise payable under the blanket policy or force placed policy because of such deductible clause, to the extent the amount of such deductible exceeds the deductible permitted under the related mortgage loan documents or, if the related mortgage loan documents are silent regarding a permitted deductible, to the extent the amount of the deductible under the blanket policy or force placed policy, as the case may be, exceeds a customary deductible for a particular type of individual policy.

FAIR VALUE PURCHASE OPTION

     Within 60 days after any of the underlying mortgage loans (other than an
Outside Serviced Mortgage Loan) becomes a Defaulted Mortgage Loan, the special servicer must determine the fair value of the subject mortgage loan in accordance with the Servicing Standard. The special servicer will be required to make that determination without taking into account any effect the restrictions on the sale of the subject mortgage loan contained in the series 2007-C6 pooling and servicing agreement may have on the value thereof. In addition, the special servicer will be required to use reasonable efforts promptly to obtain an appraisal with respect to the related mortgaged real property unless it has an appraisal that is less than 12 months old and has no actual knowledge of, or notice of, any event that in the special servicer's judgment would materially affect the validity of such appraisal. The special servicer must make its fair value determination as soon as reasonably practicable (but in any event within
30 days) after its receipt of such new appraisal, if applicable. The special servicer is permitted to change, from time to time, its determination of the fair value of a Defaulted Mortgage Loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard; and, in any event, the special servicer must update its determination of the fair value at least once every 90 days. The special servicer must notify the certificate administrator, the applicable master servicer, each rating agency and the
Majority Controlling Class Certificateholder promptly upon its fair value determination and any adjustment thereto. In determining the fair value of any
Defaulted Mortgage Loan, the special servicer will be required to take into account, among other factors, the period and amount of the delinquency on the subject mortgage loan, the occupancy level and physical condition of the related mortgaged real property, the state of the local economy in the area where the related mortgaged real property is located, and the time and expense associated with a purchaser's foreclosing on the related mortgaged real property. In addition, the special servicer will be required to refer to all other relevant information obtained by it or otherwise contained in the mortgage loan file;
and, in any event, the special servicer must take account of any change in circumstances regarding the related mortgaged real property known to the special servicer that has occurred subsequent to, and that would, in the special servicer's judgment, materially affect the value of the related mortgaged real property reflected in, the most recent related appraisal. Furthermore, the special servicer will be required to consider all available objective third-party information obtained from generally available sources, as well as information obtained from vendors providing real estate services to the special servicer, concerning the market for distressed real estate loans and the real estate market for the subject property type in the area where the related mortgaged real property is located. The special servicer may conclusively rely on the opinion and reports of independent third parties in making such determination.

     In the event any of the underlying mortgage loans becomes a Defaulted
Mortgage Loan, each of the special servicer and the Majority Controlling Class
Certificateholder will have an assignable option (a "Purchase Option") to purchase such Defaulted Mortgage Loan from the issuing entity at a price (the
"Option Price") equal to (a) a par purchase price that includes such additional items as are provided for in the series 2007-C6 pooling

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and servicing agreement, if the special servicer has not yet determined the fair value of the Defaulted Mortgage Loan, or (b) the fair value of the Defaulted
Mortgage Loan as determined by the special servicer in the manner described in the preceding paragraph and in accordance with the Servicing Standard, if the special servicer has made such fair value determination. Any holder of a
Purchase Option may sell, transfer, assign or otherwise convey its Purchase
Option with respect to any Defaulted Mortgage Loan to any party other than the related borrower or an affiliate of the related borrower at any time after the subject mortgage loan becomes a Defaulted Mortgage Loan. The transferor of any
Purchase Option must notify the trustee, the certificate administrator and the applicable master servicer of such transfer, which notice should include the transferee's name, address, telephone number, facsimile number and appropriate contact person(s) and shall be acknowledged in writing by the transferee. In general, the Majority Controlling Class Certificateholder shall have the right to exercise its Purchase Option prior to any exercise of the Purchase Option by any other holder of a Purchase Option, except that, if the Purchase Option is not exercised by the Majority Controlling Class Certificateholder or any
assignee thereof within 60 days of the fair value determination, then the special servicer will have the right to exercise its Purchase Option prior to any exercise by the Majority Controlling Class Certificateholder, and the
special servicer or its assignee may exercise such Purchase Option at any time during the 15-day period immediately following the expiration of such 60-day period. Following the expiration of that 15-day period, the Majority Controlling
Class Certificateholder will again have the right to exercise its Purchase
Option prior to any exercise of the Purchase Option by the special servicer. If not exercised earlier, the Purchase Option with respect to any Defaulted
Mortgage Loan will automatically terminate (a) once the subject mortgage loan is no longer a Defaulted Mortgage Loan, although, if such mortgage loan subsequently becomes a Defaulted Mortgage Loan, the related Purchase Option will again be exercisable, (b) upon the acquisition, by or on behalf of the issuing entity, of title to the related mortgaged real property through foreclosure or deed in lieu of foreclosure, (c) the modification or pay-off, in full or at a discount, of such Defaulted Mortgage Loan in connection with a workout or (d)
removal of such Defaulted Mortgage Loan from the trust fund.

     If an Outside Serviced Mortgage Loan becomes a Defaulted Mortgage Loan, the related fair value will be determined pursuant to substantially similar but not identical provisions by, or based on information from, the special servicer under the applicable other pooling and servicing agreement that governs the servicing thereof; however, the Purchase Option will be exercisable as set forth in this offering prospectus by the indicated parties. Notwithstanding the foregoing, if the CGM AmeriCold Portfolio Mortgage Loan becomes a Defaulted
Mortgage Loan, then for 30 days following the 15-day period during which the special servicer may exercise the Purchase Option with respect to the CGM
AmeriCold Portfolio Mortgage Loan, but prior to the Majority Controlling Class
Certificateholder again being able to exercise that Purchase Option, the related
Non-Trust Loan Noteholder or its designee will be entitled to exercise the
Purchase Option as to the CGM AmeriCold Portfolio Mortgage Loan.

     The series 2007-C6 pooling and servicing agreement will specify the procedure for exercising a Purchase Option.

     If the special servicer or the Majority Controlling Class
Certificateholder, or any of their respective affiliates, is the person expected to acquire any Defaulted Mortgage Loan, then the trustee will be required to determine as soon as reasonably practicable (and, in any event, within 30 days)
after the trustee has received the applicable written notice, whether the Option
Price represents fair value for the Defaulted Mortgage Loan; except that, if the special servicer is then in the process of obtaining a new appraisal with respect to the related mortgaged real property, then the trustee will make its fair value determination with respect to the subject mortgage loan as soon as reasonably practicable (but in any event within 30 days) after the trustee's receipt of such new appraisal. Such fair value determination shall be made in accordance with the trustee's good faith reasonable judgment. In determining the fair value of any Defaulted Mortgage Loan, the trustee may rely on the opinion and reports of independent third parties in making such determination and, further, may rely on the most current appraisal obtained for the related mortgaged real property pursuant to the series 2007-C6 pooling and servicing agreement or an appraisal obtained by the trustee. The reasonable costs of all appraisals, inspection reports and broker opinions of value, reasonably incurred by the trustee or any such third party pursuant to this

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subsection are to be advanced by the applicable master servicer and shall constitute, and be reimbursable as, servicing advances.

     Unless and until the Purchase Option with respect to a Defaulted Mortgage
Loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the series 2007-C6 pooling and servicing agreement with respect to such Defaulted Mortgage Loan, including, without limitation, workout and foreclosure, as the special servicer may deem appropriate consistent with the Servicing Standard. The special servicer will not be permitted to sell the Defaulted Mortgage Loan other than in connection with the exercise of the related Purchase Option or in connection with a repurchase by the applicable mortgage loan seller as described under
"Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases
and Substitutions" and "--Representations and Warranties; Repurchases and
Substitutions" in this offering prospectus.

     Notwithstanding the foregoing, any Serviced Non-Trust Loan Noteholder will have the right to purchase the related underlying mortgage loan from the issuing entity at a par purchase price in certain default situations, as described above under "Description of the Mortgage Pool--The Loan Combinations." In addition, the holders of a mezzanine loan may have the right to purchase the related underlying mortgage loan from the issuing entity if certain defaults occur on that mortgage loan or if that mortgage loan is transferred to special servicing.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     If a default on an underlying mortgage loan (other than an Outside Serviced
Mortgage Loan) has occurred, then, subject to the discussion under "--The Series
2007-C6 Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders" above, the special servicer may, on behalf of the trust, take any of the following actions:

     o    work out the mortgage loan;

     o    institute foreclosure proceedings;

     o    exercise any power of sale contained in the related mortgage instrument;

     o    obtain a deed in lieu of foreclosure; and/or

     o    otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

     The special servicer may not, however, initiate foreclosure proceedings, acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the series 2007-C6 certificateholders and, in the case of any mortgaged real property that secures a Serviced Loan Combination, the related
Serviced Non-Trust Loan Noteholder(s), or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an
"owner" or an "operator" of the particular real property within the meaning of various federal environmental laws, unless:

     o    the special servicer has, within the prior six months, received an environmental assessment report prepared by a person who regularly conducts environmental audits, which report will be an expense of the issuing entity; and

     o    either--

          1.   the report indicates that--

               (a)  the particular real property is in compliance with
                    applicable environmental laws and regulations, and

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               (b)  there are no circumstances or conditions present at the particular real property that have resulted in any
                    contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

          2.   the special servicer, based on the information set forth in the report, determines that taking the actions necessary to bring the particular real property into compliance with applicable
               environmental laws and regulations and/or taking any of the other actions contemplated by clause 1. above, would maximize the recovery for the series 2007-C6 certificateholders and, in the case of any mortgaged real property that secures a Serviced Loan
               Combination, the related Serviced Non-Trust Loan Noteholder(s) as a collective whole, on a present value basis, than not taking those actions.

     See, however, "--The Series 2007-C6 Controlling Class Representative and
the Serviced Non-Trust Loan Noteholders--Rights and Powers of the Series 2007-C6
Controlling Class Representative and the Serviced Non-Trust Loan Noteholders"
above.

     The cost of any environmental testing, as well as the cost of any remedial, corrective or other further action contemplated by the second bullet of the second paragraph of this "--Realization Upon Defaulted Mortgage Loans" section, will generally be payable out of general collections on the mortgage pool.

     If neither of the conditions in clauses 1. and 2. of the second bullet of the second paragraph of this "--Realization Upon Defaulted Mortgage Loans"
section has been satisfied with respect to any mortgaged real property securing an underlying mortgage loan (exclusive of an Outside Serviced Mortgage Loan), then the special servicer may, subject to the discussion under "--The Series CD
2007-CD4 Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders" above, take those actions as are in accordance with the Servicing
Standard, other than proceeding against the contaminated mortgaged real property. In connection with the foregoing, when the special servicer determines it to be appropriate, it may, subject to the discussion under "--The Series CD
2007-CD4 Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders" above, on behalf of the trust, release all or a portion of the related mortgaged real property from the lien of the related mortgage instrument.

     If liquidation proceeds collected with respect to a defaulted mortgage loan in the trust fund are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer, the applicable master servicer and/or any other applicable party in connection with the defaulted mortgage loan, then the issuing entity will realize a loss in the amount of the shortfall. The special servicer, the master servicers and/or the trustee will be entitled to reimbursement out of the liquidation proceeds, insurance proceeds and condemnation proceeds recovered on any defaulted mortgage loan, prior to the payment of those proceeds to the series 2007-C6 certificateholders, for:

     o    any and all amounts that represent unpaid servicing compensation with respect to the mortgage loan;

     o    any unreimbursed servicing expenses and advances incurred with respect to the mortgage loan; and

     o    any unreimbursed advances of delinquent payments made with respect to the mortgage loan.

     In addition, amounts otherwise payable on the series 2007-C6 certificates may be further reduced by interest payable to the master servicers, the special servicer, and/or the trustee on servicing expenses and advances and on monthly debt service advances.

                                      200

REO PROPERTIES

     If title to any mortgaged real property (other than a mortgaged real property securing an Outside Serviced Mortgage Loan) is acquired by the special servicer on behalf of the issuing entity, the special servicer will be required to sell that property not later than the end of the third taxable year following the year of acquisition, unless:

     o    the IRS grants an extension of time to sell the property; or

     o    the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property subsequent to the end of the third year following the year in which the acquisition occurred will not result in the imposition of a tax on the issuing entity or its assets or cause any REMIC created under the series
          2007-C6 pooling and servicing agreement to fail to qualify as such under the Internal Revenue Code.

     Subject to the foregoing, the special servicer will generally be required to solicit cash offers for any REO Property held by the issuing entity in a commercially reasonable manner. Neither the trustee, the certificate administrator nor any of their affiliates may bid for or purchase from the issuing entity any REO Property.

     Regardless of whether the special servicer applies for or is granted an extension of time to sell any REO Property on behalf of the issuing entity, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the subject REO Property within the period specified in the extension or opinion, as the case may be.

     Sales of REO Properties by the special servicer on behalf of the issuing entity will be subject to the approval of the applicable Loan-Specific
Controlling Party, as and to the extent described under "--The Series 2007-C6
Controlling Class Representative and the Serviced Non-Trust Loan Noteholders"
above.

     The special servicer may retain an independent contractor to operate and manage any REO Property held by the issuing entity.

     In general, the special servicer or an independent contractor employed by the special servicer at the expense of the issuing entity will be obligated to operate and manage any REO Property held by the issuing entity in a manner that:

     o    maintains its status as foreclosure property under the REMIC provisions of the Internal Revenue Code; and

     o    would, to the extent commercially feasible and consistent with the preceding bullet, maximize net after-tax revenues received from that property.

     The special servicer must review the operation of each REO Property held by the issuing entity and consult with the certificate administrator, or any person appointed by the certificate administrator to act as tax administrator, to determine the issuing entity's federal income tax reporting position with respect to the income it is anticipated that the issuing entity would derive from the property. The special servicer's determination as to how each REO
Property is to be managed is to be based on the Servicing Standard. The special servicer could determine that it would not be consistent with the Servicing
Standard to manage and operate the property in a manner that would avoid the imposition of:

     o    a tax on net income from foreclosure property, within the meaning of section 860G(c) of the Internal Revenue Code; or

     o    a tax on prohibited transactions under section 860F of the Internal
          Revenue Code.

                                      201

     To the extent that income the issuing entity receives from an REO Property is subject to:

     o    a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%; or

     o    a tax on prohibited transactions, that income would be subject to federal tax at a 100% rate.

     The determination as to whether income from an REO Property held by the issuing entity would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property.
Generally, income from an REO Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income.
The service portion of the income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate. Any tax imposed on the issuing entity's income from an REO Property would reduce the amount available for payment to the series 2007-C6 certificateholders. See "Federal
Income Tax Consequences" in this offering prospectus and in the accompanying base prospectus. The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the master servicers' collection accounts.

ACCOUNTS

     General. Apart from escrow accounts, reserve accounts and servicing accounts maintained by the master servicers on behalf of the respective borrowers and the issuing entity for purposes of holding escrow payments and reserve amounts, the primary transaction accounts to be established under the series 2007-C6 pooling and servicing agreement will consist of:

     o    the master servicers' collection accounts;

     o    the custodial account maintained by the applicable master servicer specifically with respect to each Serviced Loan Combination;

     o    the special servicer's REO account;

     o    the certificate administrator's distribution account;

     o    the certificate administrator's interest reserve account;

     o    the applicable master servicer's late payment date loan reserve account;

     o    the certificate administrator's Post-ARD Additional Interest account;
          and

     o    the certificate administrator's floating rate account.

     Each of the primary transaction accounts must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds deposited in each of the primary transaction accounts are to relate solely to the series 2007-C6 securitization transaction.

     In general, the party maintaining the subject account will make any decisions regarding the deposit of funds therein and the transfer and/or disbursement of funds therefrom. However, those decisions may be made in response to a request by, or based upon information provided by, another party to the series 2007-C6 pooling and servicing agreement or other third party.

                                      202

     The funds held in any of the primary transaction accounts may be held as cash or, at the election of the party that maintains the account, invested in
Permitted Investments. Any interest or other income earned on funds in any of the primary transaction accounts will be paid to the party that maintains the account as additional compensation, subject to the limitations set forth in the series 2007-C6 pooling and servicing agreement. If any losses are incurred as a result of the investment of funds in any of the primary transaction accounts, which investments were made for the benefit of the party maintaining the account, then the party maintaining the account will be required to deposit therein funds sufficient to offset those losses. However, none of the master servicers, the special servicer or the certificate administrator will be required to cover any losses resulting from the bankruptcy or insolvency of the depository institution holding any of the primary transaction accounts so long as that institution met certain eligibility requirements set forth in the series
2007-C6 pooling and servicing agreement at the time of the deposit and as of 30 days prior to the date of such bankruptcy or insolvency.

     Each master servicer may maintain its collection account and each of its
Serviced Loan Combination-specific custodial accounts as subaccounts of a single account, and the certificate administrator may maintain the distribution account, the interest reserve account and the Post-ARD Additional Interest account as subaccounts of a single account. However, this offering prospectus discusses the primary transaction accounts as separate accounts.

     Collections of principal, interest and prepayment consideration on the underlying mortgage loans, exclusive of any fees or expenses payable by the issuing entity therefrom, will be distributable to the applicable series 2007-C6 certificateholders on the distribution date relating to the collection period in which those collections were received.

     There will be no independent verification of the above-referenced transaction accounts or account activity.

     Collection Account and Serviced Loan Combination-Specific Custodial
Accounts. Each master servicer will be required to establish and maintain a collection account for purposes of holding payments and other collections that it receives with respect to the underlying mortgage loans. Under the series
2007-C6 pooling and servicing agreement, the master servicers must deposit or cause to be deposited in their collection accounts within two business days following receipt of available funds, in the case of payments and other collections on the underlying mortgage loans, or as otherwise required under the series 2007-C6 pooling and servicing agreement, the following payments and collections received or made by or on behalf of the master servicers with respect to the mortgage pool subsequent to the Issue Date, other than monthly debt service payments due on or before the cut-off date (or, with respect to a
Qualified Substitute Mortgage Loan, monthly debt service payments due on or before the due date in the month of substitution), which monthly debt service payments belong to the related mortgage loan seller:

     o    all payments on account of principal on the underlying mortgage loans, including principal prepayments;

     o    all payments on account of interest on the underlying mortgage loans, including Default Interest and Post-ARD Additional Interest;

     o    all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the underlying mortgage loans;

     o    all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to an underlying mortgage loan or the related mortgaged real property, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property securing an underlying mortgage loan, in each case to the

                                      203

          extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

     o    any amounts required to be deposited by the master servicers in connection with losses incurred with respect to Permitted Investments of funds held in the collection account;

     o    any amounts required to be deposited by the master servicers or the special servicer in connection with losses resulting from a deductible clause in any blanket or force placed insurance policy maintained by it as described under "--Maintenance of Insurance" above;

     o    any amount required to be transferred to the master servicers'
          collection accounts from any REO account maintained by the special servicer or from a Serviced Loan Combination-specific custodial account;

     o    all amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund by foreclosure or similar proceeding or as a result of any person or entity exercising a purchase option with respect thereto;

     o    any amounts paid by a mortgage loan seller in connection with the repurchase or replacement of an underlying mortgage loan as described under "Description of the Mortgage Pool--Assignment of the Mortgage
          Loans; Repurchases and Substitutions" and "--Representations and
          Warranties; Repurchases and Substitutions" in this offering prospectus;

     o    any amounts paid to purchase or otherwise acquire all the mortgage loans and any REO Properties in the trust fund in connection with the termination of the issuing entity as contemplated under "Description of the Offered Certificates--Termination" in this offering prospectus;

     o    any amounts paid by the master servicers to cover Prepayment Interest
          Shortfalls;

     o    any and all monthly remittances to the issuing entity with respect to each Outside Serviced Mortgage Loan or any related REO Property;

     o    any amounts paid by a borrower under an underlying mortgage loan to cover items for which a servicing advance has been previously made and for which a master servicer, the special servicer or the trustee, as applicable, has been previously reimbursed out of the collection account; and

     o    any cure payments by a Serviced Non-Trust Loan Noteholder or a mezzanine lender;

provided that Default Interest and late payment charges will be deposited in each master servicer's collection account only to the extent necessary to reimburse parties to the series 2007-C6 pooling and servicing agreement for, or to offset, certain expenses of the issuing entity (including interest on advances), each as provided in the series 2007-C6 pooling and servicing agreement.

     Upon its receipt of any of the amounts described in the prior paragraph with respect to any specially serviced mortgage loan in the trust fund, the special servicer is required to promptly remit those amounts to the applicable master servicer for deposit in that master servicer's collection account.

     Notwithstanding the foregoing, amounts received in respect of a Serviced
Loan Combination are generally required to be deposited into a separate custodial account maintained by the applicable master servicer before being transferred to that master servicer's collection account. The deposits to each
Serviced Loan Combination-specific custodial account will be comparable to deposits to the collection account, but will relate solely to the related
Serviced Loan Combination.

                                      204

     The master servicers may make withdrawals from its collection account and each Serviced Loan Combination-specific custodial account to pay any fees and expenses of the issuing entity described under "Description of the Offered
Certificates--Fees and Expenses" in this offering prospectus that are not payable out of any other primary transaction account maintained under the series
2007-C6 pooling and servicing agreement; provided that no payments or other collections on any Serviced Non-Trust Loan will be available to cover any such fees or expenses that do not relate and are not allocable to the Serviced Loan
Combination that includes such Serviced Non-Trust Loan or that are not permitted under the related Co-Lender Agreement.

     No later than the business day prior to each distribution date, the applicable master servicer will withdraw from each Serviced Loan
Combination-specific custodial account and deposit in its collection account all payments and other collections on or allocable to the underlying mortgage loan included in the related Serviced Loan Combination that are then on deposit in such Serviced Loan Combination-specific custodial account and were received as of the end of the related collection period, exclusive of any portion of such payments and other collections that represent monthly debt service payments due on a due date subsequent to the end of the related collection period or are payable to cover any fees and expenses of the issuing entity as contemplated by the preceding paragraph.

     The master servicers will make monthly withdrawals from their collection accounts to remit to the certificate administrator for deposit in the certificate administrator's distribution account (or, in the case of Post-ARD
Additional Interest, the certificate administrator's Post-ARD Additional
Interest account), on the business day preceding each distribution date, an aggregate amount (the "Master Servicer Remittance Amount") equal to all payments and other collections on the mortgage loans and any REO Properties in the trust fund that are then on deposit in their collection accounts, exclusive of any portion of those payments and other collections that represents one or more of the following:

     1.   monthly debt service payments due on a due date subsequent to the end of the related collection period;

     2.   payments and other collections received after the end of the related collection period; and

     3.   amounts that are payable or reimbursable from the collection account to pay fees and expenses of the issuing entity, as contemplated by the second preceding paragraph.

     Only a master servicer and its sub-servicers will have access to funds in the collection account and Serviced Loan Combination-specific custodial accounts maintained by or on behalf of that master servicer.

     In general, if at any time a master servicer is entitled to make a payment, reimbursement or remittance from its collection account,

     o    the payment, reimbursement or remittance is permitted or required to be made from any funds on deposit in that master servicer's collection account,

     o    the amounts on deposit in that master servicer's collection account are insufficient to satisfy the payment, reimbursement or remittance,
          and

     o    the amounts on deposit in the other master servicer's collection account (after taking into account the other master servicer's obligations to make payments, reimbursements or remittances from its own collection account) are sufficient to make such payment, reimbursement or remittance in full or in part,

then the other master servicer will be required to make the payment, reimbursement or remittance from its collection account within a specified number of days following a written request from the requesting master servicer.
The written request will be required to indicate the nature and amount of the payment, reimbursement or

                                      205

remittance and include a certification from the requesting master servicer that there are not sufficient funds in its collection account to make the subject payment, reimbursement or remittance.

     REO Account. The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property held by the issuing entity separate and apart from its own funds and general assets. If an
REO Property is acquired by the issuing entity, the special servicer will be required to establish and maintain an account--the REO account--for the retention of revenues and other proceeds derived from that property. The special servicer will be required to deposit, or cause to be deposited, in its REO account, within two business days after receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property held by the issuing entity.

     The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property held by the issuing entity, but only to the extent of amounts on deposit in the account relating to that particular REO
Property. Promptly following the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the applicable master servicer for deposit, into that master servicer's collection account (or, if the subject REO Property relates to a
Serviced Loan Combination, into the related Serviced Loan Combination-specific custodial account) the total of all amounts received with respect to each REO
Property held by the issuing entity during that collection period, net of:

     o    any withdrawals made out of those amounts as described in the preceding sentence; and

     o    any portion of those amounts that may be retained as reserves as described in the next sentence.

The special servicer may, subject to the limitations described in the series
2007-C6 pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections on any REO Property held by the issuing entity as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of that property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

     Notwithstanding the foregoing, any amounts received by the issuing entity with respect to any REO Property relating to an Outside Serviced Mortgage Loan will be deposited into the applicable master servicer's collection account instead of the special servicer's REO account.

     Only the special servicer and its sub-servicers will have access to funds in the special servicer's REO Account. The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

     Distribution Account and Post-ARD Additional Interest Account. The
certificate administrator must establish and maintain: (a) an account--the distribution account--in which it will hold funds (other than Post-ARD
Additional Interests) pending their payment on the series 2007-C6 certificates
(exclusive of the class Y certificates) and from which it will make those payments; and (b) a second account--the Post-ARD Additional Interest--in which it will hold amounts representing Post-ARD Additional Interest pending their payment on the class Y certificates and from which it will make those payments.

     On the business day prior to each distribution date, each master servicer will be required to remit to the certificate administrator for deposit in the distribution account an amount equal to the sum of the following:

     o    the applicable portion of the Master Servicer Remittance Amount, exclusive of any portion thereof that represents Post-ARD Additional
          Interest (which will be remitted to the certificate administrator for deposit in the Post-ARD Additional Interest account);

                                      206

     o    the aggregate amount of any advances of delinquent monthly debt service payments required to be made by the such master servicer with respect to the underlying mortgage loans that it is servicing for that distribution date; and

     o    the aggregate amount deposited by such master servicer in its collection account for such distribution date in connection with
          Prepayment Interest Shortfalls.

     In addition, for each distribution date occurring in March, and for the final distribution date if the final distribution date occurs in February or, if such year is not a leap year, in January, the certificate administrator must, on or before that distribution date, transfer from its interest reserve account to its distribution account the aggregate of the interest reserve amounts in respect of each underlying mortgage loan that accrues interest on an Actual/360
Basis.

     See "--Advances--Advances of Delinquent Monthly Debt Service Payments" and
"--Servicing and Other Compensation and Payment of Expenses" above.

     The certificate administrator may from time to time make withdrawals from its distribution account for any of the following purposes:

     o    to pay the trustee and itself, the monthly trust administration fee, as described under "--Trustee and Certificate Administrator
          Compensation" above;

     o    to pay itself the investment earnings on Permitted Investments of funds in the distribution account;

     o    to pay the trustee, itself or any of various related persons and entities any reimbursements or indemnities to which they are entitled, as described under "Description of the Governing Documents--Rights,
          Protections, Indemnities and Immunities of the Trustee" in the
          accompanying base prospectus (with the certificate administrator being entitled to similar reimbursements and indemnities as the trustee);

     o    to pay for various opinions of counsel required to be obtained in connection with any amendments to the series 2007-C6 pooling and servicing agreement and the administration of the trust fund;

     o    to pay any federal, state and local taxes imposed on the issuing entity, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the issuing entity as described under "Federal Income Tax
          Consequences--REMICs--Prohibited Transactions Tax and Other Taxes" in
          the accompanying base prospectus and "--REO Properties" above;

     o    to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Accounts--Interest Reserve Account" below;

     o    to pay to the person entitled thereto any amounts deposited in the distribution account in error; and

     o    to clear and terminate the distribution account at the termination of the series 2007-C6 pooling and servicing agreement.

     On each distribution date, all amounts on deposit in the distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, and the Post-

                                      207

ARD Additional Interest account will represent the "Total Available Funds" for that date. On each distribution date, the certificate administrator will apply the Total Available Funds to make payments on the series 2007-C6 certificates.

     For any distribution date, the Total Available Funds will consist of the following separate components:

     o    the portion of those funds that represent prepayment consideration collected on the underlying mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be distributed as described under "Description of the Offered Certificates--Payments--Payments of Prepayment Premiums
          and Yield Maintenance Charges" in this offering prospectus;

     o    the portion of those funds that represent Post-ARD Additional Interest collected on the ARD Loans in the trust fund during the related collection period, which will be distributed as described under
          "Description of the Offered Certificates--Payments--Payments of
          Post-ARD Additional Interest" below; and

     o    the remaining portion of those funds, which we refer to as the "Total
          Available P&I Funds," and which will distributed as described under
          "Description of the Offered Certificates--Payments--Priority of
          Payments" in this offering prospectus.

     Only the certificate administrator will have access to funds in the distribution account and the Post-ARD Additional Interest account.

     Interest Reserve Account. The certificate administrator must maintain an account--the interest reserve account--in which it will hold the interest reserve amounts described in the next paragraph with respect to those underlying mortgage loans that accrue interest on an Actual/360 Basis. During January, except in a leap year, and February of each calendar year, beginning in 2008, the certificate administrator will withdraw from its distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those underlying mortgage loans that accrue interest on an Actual/360
Basis and for which the monthly debt service payment due in that month was either received or advanced. In general, the interest reserve amount for each of those mortgage loans will, for each distribution date in those months, equal one day's interest accrued at the related Net Mortgage Rate on the Stated Principal
Balance of that mortgage loan as of the end of the related collection period. In the case of an ARD Loan, however, the interest reserve amount will not include
Post-ARD Additional Interest.

     During March of each calendar year, beginning in 2008, the certificate administrator will withdraw from its interest reserve account and deposit in its distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to those underlying mortgage loans that accrue interest on an Actual/360 Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Total Available P&I Funds for the distribution date during the month of transfer.

     Only the certificate administrator will have access to funds in the interest reserve account.

     Floating Rate Account. The certificate administrator must maintain an account--the floating rate account--in which it will hold payments allocable to the REMIC regular interests corresponding to the Floating Rate Classes and payments from the swap counterparty under the related interest rate swap agreements, and from which it will make payments on the Floating Rate
Certificates and payments due to the swap counterparty under the interest rate swap agreements. There will be a separate subaccount of the floating rate account established in connection with each Floating Rate Class. Only the certificate administrator will have access to funds in the floating rate account.

                                      208

                                  FLOW OF FUNDS

                                                                          -------------------
            --------------------------------------------------------          Income from
                 Payments and Collections on the Mortgage Loans             REO Properties
            (other than the Outside Serviced Mortgage Loans) and the      (other than an REO
                           Serviced Loan Combinations                     Property related to
            --------------------------------------------------------          an Outside
                         |               |                  |              Serviced Mortgage
                         |               |                  |                     Loan)
------------------------ |               |                  |             -------------------
    MASTER SERVICERS     |               |                  |                |      |
   Payments to Cover     |              \|/                 |                |      |
       Prepayment       -|--|  -------------------------    |                |      |
        Interest         |  |                               |                |      |
       Shortfalls        |  |      MASTER SERVICERS         |                |      |
------------------------ |  |       Escrow Accounts     ----|----------------|      |
                         |  |--    Reserve Accounts         |                       |
------------------------ |        Servicing Accounts        |                       |
        Class Y          |     -------------------------    |                       |
   Certificateholders    |                                  |                      \|/
------------------------ |                                  |           -------------------------
          /|\            |                                  |
                         |                                  |
           |             |                                  |               MASTER SERVICERS
           |             |                                  |                Serviced Loan
------------------------ |                                  |-----------  Combination-Specific
      CERTIFICATE        |                                                 Custodial Account:
     ADMINISTRATOR       |     -------------------------                Collections on Applicable
   Post-ARD Additional   |                                              Serviced Loan Combination
     Interest Account    |-----                                         and Related REO Property
                         |                                                         Only
                         ------    MASTER SERVICERS     ----------------
                           |---  Collection Accounts
------------------------   | |-                                         -------------------------
                           | | -------------------------                            |
------------------------   | |            |                                        \|/
      CD 2006-CD3          | |            |                             -------------------------
    MASTER SERVICER        | |            |                                  Non-Trust Loan
 Payments and Collections  | |            |                                   Noteholders
    on the Ala Moana       | |            |
  Portfolio Mortgage Loan ---|            |                             -------------------------
                           |              |
                           |              |
------------------------   |              |
                           |              |
------------------------   |              |
                           |             \|/                            -------------------------
      CD 2007-CD4          |   -------------------------                      CERTIFICATE
    MASTER SERVICER        |                                                 ADMINISTRATOR
Payments and Collections --|          CERTIFICATE       ---------------- Interest Reserve Account
 on the CGM AmeriCold      |         ADMINISTRATOR
    Mortgage Loan          |                            ----------------

                                                        ------|
                                 Distribution Account   ----| |         -------------------------
------------------------       -------------------------    | |
                                          |                 | |         -------------------------
                                          |                 | |---------      P&I Advances
                                          |                 |             by Master Servicers
                                         \|/                |           -------------------------
                               -------------------------    |
                                  Certificateholders        |           -------------------------
                               (other than Floating Rate    |
                                Classes and Y Class)        |                 CERTIFICATE
                               -------------------------    |                 ADMINISTRATOR
                                                            |----------- Floating Rate Account
                                                                        -------------------------
                                                                                    |
                                                                                    |
                                                                                   \|/
                                                                        -------------------------
                                                                             Floating Rate
                                                                           Certificateholders
                                                                        -------------------------

                                      209

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

     The special servicer is required to perform or cause to be performed a physical inspection of the related mortgaged real property as soon as practicable after any of the underlying mortgage loans (other than an Outside
Serviced Mortgage Loan) becomes specially serviced; and the expense of that inspection will be payable as an Additional Trust Fund Expense.

     In addition, beginning in 2008, with respect to each mortgaged real property securing an underlying mortgage loan (other than an Outside Serviced
Mortgage Loan) with a principal balance (or allocated loan amount) at the time of such inspection of at least $2,000,000, the applicable master servicer (with respect to each such mortgaged real property securing an underlying mortgage loan other than a specially serviced mortgage loan) and the special servicer
(with respect to each such mortgaged real property securing a specially serviced mortgage loan in the trust fund) is required (in the case of a master servicer, at its expense) to inspect or cause to be inspected the related mortgaged real property every calendar year, and with respect to each mortgaged real property securing an underlying mortgage loan with a principal balance (or allocated loan amount) at the time of such inspection of less than $2,000,000 once every other calendar year, provided that a master servicer is not obligated to inspect any mortgaged real property that has been inspected by the special servicer in the previous six months. The special servicer and the applicable master servicer each will be required to prepare a written report of each such inspection performed by it that describes the condition of the subject mortgaged real property and that specifies the existence with respect thereto of any sale, transfer or abandonment of the subject mortgaged real property, any material change in its condition or value or any visible waste committed on it.

     The special servicer or the applicable master servicer, as applicable, is also required to endeavor to collect from the related borrower and review the quarterly and annual operating statements of each mortgaged real property that secures an underlying mortgage loan (other than an Outside Serviced Mortgage
Loan) and to cause annual operating statements to be prepared for each REO
Property in the trust fund (other than the REO Property related to an Outside
Serviced Mortgage Loan). Generally, the mortgage loans that we intend to include in the trust fund require the related borrower to deliver an annual property operating statement. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the applicable master servicer or special servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing mortgage loan.

     Copies of the inspection reports and operating statements referred to above are required to be available for review by series 2007-C6 certificateholders during normal business hours at the offices of the special servicer or the applicable master servicer, as applicable. See "Description of the Offered
Certificates--Reports to Certificateholders, Available Information" in this offering prospectus.

EVIDENCE AS TO COMPLIANCE

     No later than April 30 of each year (or March 15th of any year during which an annual report on Form 10-K under the Exchange Act is required to be filed with the SEC with respect to the issuing entity), beginning in 2008, each of the master servicers, the special servicer, the trustee and the certificate administrator must deliver or cause to be delivered, as applicable, to us and the certificate administrator, among others:

     o    a report on an assessment of compliance by it with the specified servicing criteria, signed by an authorized officer of such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, which report shall contain (a) a statement by such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, of its responsibility for assessing compliance with the specified servicing criteria applicable to it, (b) a statement that such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, used the servicing criteria in Item 1122(d) of
          Regulation AB of the Securities Act to assess compliance with the applicable servicing criteria, (c) such master

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          servicer's, the special servicer's, the trustee's or the certificate administrator's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for the period ending December
          31st of the preceding calendar year, which discussion must include any material instance of noncompliance with the applicable servicing criteria identified by such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, and (d)
          a statement that a registered public accounting firm has issued an attestation report on such master servicer's, the special servicer's, the trustee's or the certificate administrator's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for such period ending December 31st of the preceding calendar year; and

     o    as to each annual assessment report delivered by such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, as described in the preceding bullet, a report from a registered public accounting firm--made in accordance with the standards for attestation engagements issued or adopted by the Public
          Company Accounting Oversight Board--that attests to, and reports on, the assessment made by the asserting party in such report delivered as described in the immediately preceding bullet; and

     o    a statement of compliance signed by an officer of such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, to the effect that (i) a review of the activities of such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, during the preceding calendar year--or, in the case of the first such certification, during the period from the Issue Date to December 31,
          2007, inclusive--and of its performance under the series 2007-C6 pooling and servicing agreement, has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such master servicer, the special servicer, the trustee or the certificate administrator, as the case may be, has fulfilled its obligations under the series 2007-C6 pooling and servicing agreement in all material respects throughout the preceding calendar year or the portion of that year during which the series
          2007-C6 certificates were outstanding (or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof).

     Copies of the above-mentioned annual assessment report, annual attestation report and annual statement of compliance with respect to each of the master servicers, the special servicer, the trustee and the certificate administrator will be made available to series 2007-C6 certificateholders, at their expense, upon written request to the certificate administrator.

EVENTS OF DEFAULT

     Each of the following events, circumstances and conditions will be considered events of default (each, an "Event of Default") under the series
2007-C6 pooling and servicing agreement:

     o    any master servicer fails to (a) deposit into its collection account any amount required to be so deposited, or (b) or remit to a Serviced
          Non-Trust Loan Noteholder any amount required to be so remitted, and, in each case, the subject failure continues unremedied for two business days following the date on which the deposit or remittance was required to be made;

     o    any master servicer fails to remit to the certificate administrator for deposit in the certificate administrator's distribution account any amount required to be so remitted, and that failure continues unremedied until 10:00 a.m., New York City time, on the applicable distribution date;

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     o    any failure by the special servicer to timely deposit into its REO account or to timely deposit into, or to timely remit to the applicable master servicer for deposit into, the applicable master servicer's collection account, any amount required to be so deposited or remitted;

     o    any master servicer fails to timely make any servicing advance required to be made by it under the series 2007-C6 pooling and servicing agreement, and that failure continues unremedied for three business days following the date on which notice of such failure has been given to the subject master servicer by the trustee or any other party to the series 2007-C6 pooling and servicing agreement;

     o    any failure on the part of any master servicer or the special servicer duly to observe or perform in any material respect any of its other covenants or agreements under the series 2007-C6 pooling and servicing agreement, which failure continues unremedied for 30 days (or such shorter period as is provided for in the series 2007-C6 pooling and servicing agreement) after the date on which written notice of that failure, requiring the same to be remedied, has been given to the subject master servicer or the special servicer, as the case may be, by any other party to the series 2007-C6 pooling and servicing agreement or to the subject master servicer or the special servicer, as the case may be (with a copy to each other party to the series
          2007-C6 pooling and servicing agreement), by the series 2007-C6 certificateholders entitled to at least 25% of the series 2007-C6 voting rights or the holder of an affected Serviced Non-Trust Loan;
          provided, however, that with respect to any such failure which is not curable within such 30-day or other period, the subject master servicer or the special servicer, as the case may be, will generally have an additional cure period of 30 days to effect the cure thereof so long as the subject master servicer or the special servicer, as the case may be, has commenced to cure that failure within the initial
          30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is diligently continuing to pursue, a full cure;

     o    any breach on the part of any master servicer or the special servicer of any representation or warranty contained in the series 2007-C6 pooling and servicing agreement that materially and adversely affects the interests of any class of series 2007-C6 certificateholders or the holder of an affected Serviced Non-Trust Loan, which breach continues unremedied for a period of 30 days after the date on which notice of that breach, requiring the same to be remedied, has been given to the subject master servicer or the special servicer, as the case may be, by any other party to the series 2007-C6 pooling and servicing agreement or to the subject master servicer or the special servicer, as the case may be (with a copy to each other party to the series
          2007-C6 pooling and servicing agreement), by the series 2007-C6 certificateholders entitled to at least 25% of the series 2007-C6 voting rights or the holder of an affected Serviced Non-Trust Loan;
          provided, however, that with respect to any such breach which is not curable within such 30-day period, the subject master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days so long as the subject master servicer or the special servicer, as the case may be, has commenced to cure within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is diligently continuing to pursue, a full cure;

     o    a decree or order of a court, agency or supervisory authority having jurisdiction in an involuntary case under any present or future bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against any master servicer or the special servicer and the decree or order remains in force undischarged or unstayed for a period of 60 days; provided, however, that the subject master servicer or the special servicer, as applicable, will have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or

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          order if it commenced the appropriate proceedings to effect such discharge, dismissal or stay within the above-referenced 60-day period;

     o    any master servicer or the special servicer consents to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property;

     o    any master servicer or the special servicer admits in writing its inability to pay its debts as they become due or takes various other actions indicating its insolvency or inability to pay its obligations;

     o    any master servicer or the special servicer, as the case may be, receives actual knowledge that either Fitch has (a) qualified, downgraded or withdrawn its rating or ratings of one or more classes of series 2007-C6 certificates or (b) placed one or more classes of series 2007-C6 certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and such "watch status"
          placement shall not have been withdrawn by Fitch within 60 days of the date that the subject master servicer or the special servicer obtained such actual knowledge), and, in the case of either clause (a) or (b), has cited servicing concerns with the subject master servicer or the special servicer, as the case may be, as the sole or material factor in such rating action;

     o    any master servicer or the special servicer is no longer listed on
          S&P's Select Servicer List as a U.S. Commercial Mortgage Master
          Servicer or a U.S. Commercial Mortgage Special Servicer, as
          applicable, and the subject master servicer or the special servicer, as the case may be, is not reinstated to that list within 60 days after its removal from the applicable list; or

     o    any master servicer fails to be rated at least "CMS3" by Fitch or the special servicer fails to be rated at least "CSS3" by Fitch and such rating is not restored within 30 days after the subject downgrade or withdrawal.

     The series 2007-C6 pooling and servicing agreement may provide for additional events of default, including those that relate solely to a Serviced
Non-Trust Loan or securities backed thereby.

     If an officer of the trustee responsible for administration of the trust has notice of any event that constitutes or, with notice or lapse of time or both, would constitute an event of default with respect to any master servicer or the special servicer, then--within the later of 60 days after the occurrence of that event and five (5) days after such officer's receipt of that notice--the trustee will transmit by mail to us, all the series 2007-C6 certificateholders,
Fitch and S&P notice of that occurrence, unless the default has been cured.

RIGHTS UPON EVENT OF DEFAULT

     If an event of default described above under "--Events of Default" occurs with respect to a master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of the series
2007-C6 certificateholders entitled to not less than 25% of the series 2007-C6 voting rights, the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the series 2007-C6 pooling and servicing agreement and in and to the trust fund other than any rights the defaulting party may have as a series 2007-C6 certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the series 2007-C6 pooling and servicing agreement and will continue to be entitled to the benefits of any provisions for compensation, reimbursement or indemnity as and to the extent provided in the series 2007-C6 pooling and servicing agreement. Upon receipt by a defaulting party of written notice of termination for which that defaulting party may be terminated under the series 2007-C6 pooling and servicing agreement, all authority and power of the defaulting party under the series 2007-C6 pooling

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and servicing agreement will pass to and be vested in the trustee, and the trustee will be authorized and empowered under the series 2007-C6 pooling and servicing agreement to execute and deliver, on behalf of and at the expense of the defaulting party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the subject termination, whether to complete the transfer and endorsement or assignment of the underlying mortgage loans and the Serviced Non-Trust Loans and related documents or otherwise. Any costs or expenses in connection with any actions to be taken by any party to the series
2007-C6 pooling and servicing agreement in connection with an Event of Default on the part of a master servicer or the special servicer are required to be borne by the defaulting party, and if not paid by the defaulting party within 90 days after the presentation of reasonable documentation of such costs and expenses, those costs and expenses will be reimbursed out of the trust fund;
provided that the defaulting party will not be relieved of its liability for those costs and expenses.

     Upon any termination, the trustee must either:

     o    succeed to all of the responsibilities, duties and liabilities of the departing master servicer or special servicer, as the case may be, under the series 2007-C6 pooling and servicing agreement; or

     o    appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, under the series 2007-C6 pooling and servicing agreement.

     The holders of series 2007-C6 certificates entitled to at least 51% of the series 2007-C6 voting rights may require the trustee to appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, under the series 2007-C6 pooling and servicing agreement, rather than have the trustee act as that successor.

     Notwithstanding the foregoing discussion in this "--Rights Upon Event of
Default" section, if a master servicer is terminated under the circumstances described above because of the occurrence of any of the events of default described in the last three bullets under "--Events of Default" above, that master servicer will have the right for a period of approximately 45 days--during which time that master servicer will continue to master service the mortgage loans it is responsible for servicing--to sell its master servicing rights with respect to the mortgage loans it is responsible for servicing to a master servicer whose appointment Fitch and S&P have each confirmed will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the certificates. The terminated master servicer will be responsible for all out-of-pocket expenses incurred in connection with the attempt to sell its rights to master service the mortgage loans it is responsible for servicing, to the extent such expenses are not reimbursed by the replacement servicer.

     In general, the series 2007-C6 certificateholders entitled to at least 66
2/3% of the series 2007-C6 voting rights allocated to the classes of series
2007-C6 certificates affected by any Event of Default may waive the Event of
Default. However, some events of default may only be waived by all of the holders of the series 2007-C6 certificates. Further, some events of default may only be waived with the consent of the trustee. Upon any waiver of an Event of
Default, the Event of Default will cease to exist and will be deemed to have been remedied for every purpose under the series 2007-C6 pooling and servicing agreement. The series 2007-C6 pooling and servicing agreement may provide that the applicable primary servicer or the special servicer may be terminated and replaced solely with respect to a Serviced Loan Combination and no other mortgage loan in the trust fund in circumstances where a default of a master servicer or the special servicer remains unremedied and affects the related
Serviced Non-Trust Loan(s), including the circumstances contemplated in clause
(b) of the first bullet under "--Events of Default" above. If the special servicer for a Serviced Loan Combination is different from the special servicer(s) for the rest of the mortgage pool, then all references to the special servicer in this offering prospectus or the accompanying base prospectus are intended to mean the applicable special servicer or all such special servicers together, as the context may require.

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     No series 2007-C6 certificateholder will have the right under the series
2007-C6 pooling and servicing agreement to institute any suit, action or proceeding with respect to that agreement or any underlying mortgage loan unless, with respect to any suit, action or proceeding upon or under or with respect to the series 2007-C6 pooling and servicing agreement:

     o    that holder previously has given to the trustee written notice of default;

     o    except in the case of a default by the trustee, series 2007-C6 certificateholders entitled to not less than 25% of the series 2007-C6 voting rights have made written request upon the trustee to institute that suit, action or proceeding in its own name as trustee under the series 2007-C6 pooling and servicing agreement and have offered to the trustee such reasonable indemnity as it may require; and

     o    the trustee for 60 days has neglected or refused to institute any such suit, action or proceeding, as the case may be.

     See "Description of the Governing Documents--Rights, Protections,
Indemnities and Immunities of the Trustee" in the accompanying base prospectus for a description of certain limitations regarding the trustee's duties with respect to the foregoing matters.

SECURITIES BACKED BY A SERVICED NON-TRUST LOAN

     One or more of the Serviced Non-Trust Loans may be included in a separate commercial mortgage securitization. If so, some servicing actions with respect to a Serviced Loan Combination that includes a securitized Non-Trust Loan may be subject to confirmation that those actions will not result in a qualification, downgrade or withdrawal of any ratings assigned by the applicable rating agencies, which may include S&P, Fitch or any other nationally recognized statistical rating organization, to the securities backed by that Non-Trust
Loan. As a result, any such servicing action may be delayed, and it is possible that the master servicer or special servicer, as applicable, may be prevented from taking a servicing action with respect to any Serviced Loan Combination that includes a securitized Non-Trust Loan that it otherwise would have taken if it were not required to obtain the aforementioned rating confirmation.

THIRD-PARTY BENEFICIARIES

     The mortgage loan sellers and the Non-Trust Loan Noteholders will be third-party beneficiaries of the series 2007-C6 pooling and servicing agreement.
Accordingly, the series 2007-C6 pooling and servicing agreement cannot be modified in any manner that is material and adverse to any of those parties without its consent.

               SERVICING OF THE ALA MOANA PORTFOLIO MORTGAGE LOAN

     The series CD 2006-CD3 pooling and servicing agreement initially governs the servicing and administration of the Ala Moana Portfolio Loan Combination and
any related REO Property. The series CD 2006-CD3 pooling and servicing agreement is the governing document for the series CD 2006-CD3 securitization, which closed prior to the Issue Date. Under the series CD 2006-CD3 pooling and servicing agreement, the master servicer with respect to the Ala Moana Portfolio
Loan Combination is Wachovia Bank, National Association, the trustee is LaSalle
Bank National Association, and the initial special servicer is J.E. Robert
Company, Inc. and the initial series CD 2006-CD3 controlling class representative is an affiliate of the series CD 2006-C3 special servicer. The master servicers, special servicer and trustee under the series 2007-C6 pooling and servicing agreement will not have any obligation or authority to supervise the series CD 2006-CD3 master servicer, the

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series CD 2006-CD3 special servicer or the series CD 2006-CD3 trustee or to make servicing advances with respect to the Ala Moana Portfolio Loan Combination.

     The series CD 2006-CD3 pooling and servicing agreement provides for servicing in a manner acceptable for rated transactions similar in nature to the series 2007-C6 securitization and the servicing arrangements under the series CD
2006-CD3 pooling and servicing agreement are generally similar, but not identical, to the servicing arrangements under the series 2007-C6 pooling and servicing agreement. In that regard--

     o    one or more parties to the series CD 2006-CD3 pooling and servicing agreement will be responsible for making servicing advances with respect to the Ala Moana Portfolio Loan Combination, which servicing advances will be reimbursable (with interest at a published prime rate) to the maker thereof out of collections on the Ala Moana
          Portfolio Loan Combination, and none of the parties to that related agreement (in their capacities under such agreement) will have any right or duty to make advances of delinquent debt service payments on the Ala Moana Portfolio Mortgage Loan;

     o    the mortgage loans that form the Ala Moana Portfolio Loan Combination are to be serviced and administered under a general servicing standard that is substantially similar (but not identical) to the Servicing
          Standard under the series 2007-C6 pooling and servicing agreement and as if they were a single mortgage loan indebtedness under that agreement (subject to any rights of the Ala Moana Portfolio
          Controlling Holder or a representative on its behalf to consult or advise with respect to, or to approve or disapprove, various servicing-related actions involving the Ala Moana Portfolio Loan
          Combination);

     o    the mortgage loans that form the Ala Moana Portfolio Loan Combination will become specially serviced mortgage loans if specified events occur, which events are substantially similar (but not identical) to the Servicing Transfer Events under the series 2007-C6 pooling and servicing agreement, in which case the party serving as the special servicer under the series CD 2006-CD3 pooling and servicing agreement will be entitled to (among other things) special servicing fees, workout fees and/or liquidation fees with respect to the Ala Moana
          Portfolio Mortgage Loan that arise and are payable in a manner and to an extent that is substantially similar to the special servicing fees, workout fees and/or liquidation fees that are payable to the special servicer under the series 2007-C6 pooling and servicing agreement with respect to other underlying mortgage loans. The special servicing fee under the series CD 2006-CD3 pooling and servicing agreement is calculated at 0.25% per annum;

     o    any modification, extension, waiver or amendment of the payment terms of the Ala Moana Portfolio Loan Combination is required to be structured so as to be consistent with the allocation and payment priorities in the related mortgage loan documents and the related
          Co-Lender Agreement, such that neither the trust as holder of the Ala
          Moana Portfolio Mortgage Loan nor any holder of a related Non-Trust
          Loan gains a priority over the other such holder that is not reflected in the related mortgage loan documents and the related Co-Lender
          Agreement;

     o    in the case of the Ala Moana Portfolio Loan Combination, the master servicer and special servicer under the series CD 2006-CD3 pooling and servicing agreement will each have duties to consult with or obtain the approval of or take direction from the related Ala Moana Portfolio
          Controlling Holder under that agreement under provisions that are substantially similar to those described in this offering prospectus with respect to the Serviced Loan Combinations (see "The Series
          2007-C6 Pooling and Servicing Agreement--The Series 2007-C6
          Controlling Class Representative and the Serviced Non-Trust Loan
          Noteholders--Rights and Powers of The Series 2007-C6 Controlling Class
          Representative and the Serviced Non-Trust Loan Noteholders"), subject to the discussion under "Description of the Mortgage Pool--The Loan
          Combinations--The Ala Moana

                                      216

          Portfolio Loan Combination--Rights of the Ala Moana Portfolio
          Controlling Holder--Consultation and Consent" in this offering prospectus, and except that some of the servicing actions as to which the Ala Moana Portfolio Controlling Holder for the Ala Mona Portfolio
          Loan Combination has consent rights may be different in some respects;

     o    in connection with the foregoing bullet, in the case of the Ala Moana
          Portfolio Loan Combination, the special servicer under the series CD
          2006-CD3 pooling and servicing agreement will not be obligated to seek approval from the Ala Moana Portfolio Controlling Holder for any action to be taken by the special servicer under the series CD
          2006-CD3 pooling and servicing agreement if the special servicer under the series CD 2006-CD3 pooling and servicing agreement has notified the Ala Moana Portfolio Controlling Holder in writing of various actions that the special servicer under the series CD 2006-CD3 pooling and servicing agreement proposes to take with respect to the workout or liquidation of the Ala Moana Portfolio Loan Combination and for 60
          days following the first such notice, the Ala Moana Portfolio
          Controlling Holder has objected to all of those proposed actions and has failed to suggest any alternative actions that the special servicer under the series CD 2006-CD3 pooling and servicing agreement considers to be consistent with the applicable servicing standard;

     o    in the case of the Ala Moana Portfolio Loan Combination, the Ala Moana
          Portfolio Controlling Holder will have the right to replace the special servicer with respect to the Ala Moana Portfolio Loan
          Combination under the series CD 2006-CD3 pooling and servicing agreement at any time for any reason whatsoever or no reason, upon prior notice to the special servicer under the series CD 2006-CD3 pooling and servicing agreement and the other noteholders of the Ala
          Moana Portfolio Loan Combination;

     o    in general, the respective parties to the series CD 2006-CD3 pooling and servicing agreement will have similar limitations on liability and rights to reimbursement and/or indemnification as do the respective parties to the series 2007-C6 pooling and servicing agreement; and

     o    if the Ala Moana Portfolio Mortgage Loan becomes no longer subject to the series CD 2006-CD3 pooling and servicing agreement, then the Ala
          Moana Portfolio Loan Combination will be serviced and administered under one or more successor servicing agreements entered into with the master servicer under the series CD 2006-CD3 pooling and servicing agreement and, if applicable, the special servicer under the series CD
          2006-CD3 pooling and servicing agreement, on terms substantially similar to those in the series CD 2006-CD3 pooling and servicing agreement, unless that master servicer, that special servicer and the holders of the mortgage loans that form the Ala Moana Portfolio Loan
          Combination otherwise agree; no such other servicing agreement may be entered into on behalf of the trust as the holder of the Ala Moana
          Portfolio Mortgage Loan unless the holders of all mortgage loans comprising the Ala Moana Portfolio Loan Combination collectively agree to grant consent to such other servicing agreement; and entry into any successor servicing agreement will be conditioned upon receipt from
          Fitch and S&P of a written confirmation that entering into that agreement would not result in the withdrawal, downgrade, or qualification, as applicable, of the then current ratings assigned by those rating agencies to any class of series 2007-C6 certificates.

             SERVICING OF THE CGM AMERICOLD PORTFOLIO MORTGAGE LOAN

     The series CD 2007-CD4 pooling and servicing agreement initially governs the servicing and administration of the CGM AmeriCold Portfolio Loan Combination
and any related REO Property. The series CD 2007-CD4 pooling and servicing agreement is the governing document for the series CD 2007-CD4 securitization, which closed prior to the Issue Date. Under the series CD 2007-CD4 pooling and servicing

                                      217

agreement, the master servicer with respect to the CGM AmeriCold Portfolio Loan
Combination is Midland Loan Services, Inc., the trustee is Wells Fargo Bank,
N.A., the certificate administrator is LaSalle Bank National Association and the initial special servicer is LNR Partners, Inc. and the initial series CD
2007-CD4 controlling class representative is American Capital Strategies, Ltd.
The master servicers, special servicer and trustee under the series 2007-C6 pooling and servicing agreement will not have any obligation or authority to supervise the series CD 2007-CD4 master servicer, the series CD 2007-CD4 special servicer or the series CD 2007-CD4 trustee or to make servicing advances with respect to the CGM AmeriCold Portfolio Loan Combination.

     The series CD 2007-CD4 pooling and servicing agreement provides for servicing in a manner acceptable for rated transactions similar in nature to the series 2007-C6 securitization and the servicing arrangements under the series CD
2007-CD4 pooling and servicing agreement are generally similar, but not identical, to the servicing arrangements under the series 2007-C6 pooling and servicing agreement. In that regard--

     o    one or more parties to the series CD 2007-CD4 pooling and servicing agreement will be responsible for making servicing advances with respect to the CGM AmeriCold Portfolio Loan Combination, which servicing advances will be reimbursable (with interest at a published prime rate) to the maker thereof out of collections on the CGM
          AmeriCold Portfolio Loan Combination, and none of the parties to that related agreement (in their capacities under such agreement) will have any right or duty to make advances of delinquent debt service payments on the CGM AmeriCold Portfolio Mortgage Loan;

     o    the mortgage loans that form the CGM AmeriCold Portfolio Loan
          Combination are to be serviced and administered under a general servicing standard that is substantially similar (but not identical)
          to the Servicing Standard under the series 2007-C6 pooling and servicing agreement and as if they were a single mortgage loan indebtedness under that agreement (subject to any rights of the CGM
          AmeriCold Portfolio Controlling Party or a representative on its behalf to consult or advise with respect to, or to approve or disapprove, various servicing-related actions involving the CGM
          AmeriCold Portfolio Loan Combination);

     o    the mortgage loans that form the CGM AmeriCold Portfolio Loan
          Combination will become specially serviced mortgage loans if specified events occur, which events are substantially similar (but not identical) to the Servicing Transfer Events under the series 2007-C6 pooling and servicing agreement, in which case the party serving as the special servicer under the series CD 2007-CD4 pooling and servicing agreement will be entitled to (among other things) special servicing fees, workout fees and/or liquidation fees with respect to the CGM AmeriCold Portfolio Mortgage Loan that arise and are payable in a manner and to an extent that is substantially similar to the special servicing fees, workout fees and/or liquidation fees that are payable to the special servicer under the series 2007-C6 pooling and servicing agreement with respect to other underlying mortgage loans.
          The special servicing fee under the series CD 2007-CD4 pooling and servicing agreement is calculated at 0.25% per annum;

     o    any modification, extension, waiver or amendment of the payment terms of the CGM AmeriCold Portfolio Loan Combination is required to be structured so as to be consistent with the allocation and payment priorities in the related mortgage loan documents and the related
          Co-Lender Agreement, such that neither the issuing entity as holder of the CGM AmeriCold Portfolio Mortgage Loan nor any holder of a related
          Non-Trust Loan gains a priority over the other such holder that is not reflected in the related mortgage loan documents and the related
          Co-Lender Agreement;

     o    in the case of the CGM AmeriCold Portfolio Loan Combination, the master servicer and special servicer under the series CD 2007-CD4 pooling and servicing agreement will each have duties to consult with or obtain the approval of or take direction from the CGM AmeriCold
          Portfolio

                                      218

          Controlling Party under that agreement under provisions that are substantially similar to those described in this offering prospectus with respect to the Serviced Loan Combinations (see "The Series
          2007-C6 Pooling and Servicing Agreement--The Series 2007-C6
          Controlling Class Representative and the Serviced Non-Trust Loan
          Noteholders--Rights and Powers of The Series 2007-C6 Controlling Class
          Representative and the Serviced Non-Trust Loan Noteholders"), subject to the discussion under "Description of the Mortgage Pool--The Loan
          Combinations--The CGM AmeriCold Portfolio Loan Combination--Rights of
          the CGM AmeriCold Portfolio Controlling Party" in this offering prospectus, and except that some of the servicing actions as to which the CGM AmeriCold Portfolio Controlling Party has consent rights may be different in some respects;

     o    in connection with the foregoing bullet, in the case of the CGM
          AmeriCold Portfolio Loan Combination, the special servicer under the series CD 2007-CD4 pooling and servicing agreement will not be obligated to seek approval from the CGM AmeriCold Portfolio
          Controlling Party for any action to be taken by the special servicer under the series 2007-CD4 pooling and servicing agreement if the special servicer under the series 2007-CD4 pooling and servicing agreement has notified the CGM AmeriCold Portfolio Controlling Party in writing of various actions that the special servicer under the series CD 2007-CD4 pooling and servicing agreement proposes to take with respect to the workout or liquidation of the CGM AmeriCold
          Portfolio Loan Combination and for 60 days following the first such notice, the CGM AmeriCold Portfolio Controlling Party has objected to all of those proposed actions and has failed to suggest any alternative actions that the special servicer under the series CD
          2007-CD4 pooling and servicing agreement considers to be consistent with the applicable servicing standard;

     o    in the case of the CGM AmeriCold Portfolio Loan Combination, the CGM
          AmeriCold Portfolio Controlling Party will have the right to replace the special servicer with respect to the CGM AmeriCold Portfolio Loan
          Combination under the series CD 2007-CD4 pooling and servicing agreement at any time for any reason whatsoever or no reason, upon prior notice to the special servicer under the series CD 2007-CD4 pooling and servicing agreement and the other noteholders of the CGM
          AmeriCold Portfolio Loan Combination;

     o    in general, the respective parties to the series CD 2007-CD4 pooling and servicing agreement will have similar limitations on liability and rights to reimbursement and/or indemnification as do the respective parties to the series 2007-C6 pooling and servicing agreement; and

     o    if the CGM AmeriCold Portfolio Mortgage Loan becomes no longer subject to the series CD 2007-CD4 pooling and servicing agreement, then the
          CGM AmeriCold Portfolio Loan Combination will be serviced and administered under one or more successor servicing agreements entered into with the applicable master servicer under the series CD 2007-CD4 pooling and servicing agreement and, if applicable, the special servicer under the series CD 2007-CD4 pooling and servicing agreement, on terms substantially similar to those in the series CD 2007-CD4 pooling and servicing agreement, unless that master servicer, that special servicer and the holders of the mortgage loans that form the
          CGM AmeriCold Portfolio Loan Combination otherwise agree; no such other servicing agreement may be entered into on behalf of the issuing entity as the holder of the CGM AmeriCold Portfolio Mortgage Loan unless the holders of all mortgage loans comprising the CGM AmeriCold
          Portfolio Loan Combination collectively agree to grant consent to such other servicing agreement; and entry into any successor servicing agreement will be conditioned upon receipt from Fitch and S&P of a written confirmation that entering into that agreement would not result in the withdrawal, downgrade, or qualification, as applicable, of the then current ratings assigned by those rating agencies to any class of series 2007-C6 certificates.

                                      219

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

     The series 2007-C6 certificates will be issued, on or about July 31, 2007, under the series 2007-C6 pooling and servicing agreement. They will represent the entire beneficial ownership interest of the issuing entity. The assets of the issuing entity, collectively referred to in this offering prospectus from time to time as the "trust fund," will include:

     o    the underlying mortgage loans;

     o    any and all payments under and proceeds of the underlying mortgage loans received after the cut-off date, exclusive of payments of principal, interest and other amounts due on or before that date;

     o    the loan documents for the underlying mortgage loans;

     o    our rights under our mortgage loan purchase agreements with the respective mortgage loan sellers;

     o    the swap agreements with respect to the Floating Rate Certificates;

     o    any REO Properties acquired by the special servicer on behalf of the issuing entity with respect to defaulted mortgage loans; and

     o    those funds or assets as from time to time are deposited in the various primary transaction accounts described under "The Series
          2007-C6 Pooling and Servicing Agreement--Accounts" in this offering prospectus, except for any such funds or assets held on behalf of a borrower.

     The series 2007-C6 certificates will include the following classes:

     o    the X, A-1, A-2, A-3, A-3B, A-SB, A-4, A-1A, A-M, A-J, B, C, D, E and
          F classes, which are the classes of series 2007-C6 certificates that are offered by this offering prospectus, and

     o    the A-2FL, A-MFL, A-JFL, G, H, J, K, L, M, N, O, P, Q, S, R and Y
          classes, which are the classes of series 2007-C6 certificates that--

          1.   will be retained or privately placed by us, and

          2.   are not offered by this offering prospectus.

     The Floating Rate Certificates will, in the case of each class thereof, represent undivided interests in a grantor trust, the assets of which will include, among other things, an uncertificated REMIC regular interest, which
REMIC regular interest will have the same alphabetic or alphanumeric designation as the subject Floating Rate Class, the rights and obligations under an interest rate swap agreement and the applicable subaccount of the certificate administrator's floating rate account. For so long as it is in effect, the swap agreement related to each Floating Rate Class will provide, among other things, that amounts payable as interest by the issuing entity with respect to the corresponding REMIC regular interest will be exchanged for amounts payable as interest by the swap counterparty under the swap agreement, with payments to be made between the issuing entity and the swap counterparty on a net basis. The swap agreement related to each Floating Rate Class will provide for the

                                      220

calculation of interest at a LIBOR-based rate accruing on a notional amount equal to the total principal balance of the subject Floating Rate Class outstanding from time to time. The total principal balance of each Floating Rate
Class at any time will equal the total principal balance of the corresponding
REMIC regular interest.

     The class A-1, A-2, A-2FL, A-3, A-3B, A-SB, A-4, A-1A, A-M, A-MFL, A-J,
A-JFL, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S certificates are the series 2007-C6 certificates that will have principal balances and are sometimes referred to as the "series 2007-C6 principal balance certificates." The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the issuing entity. Accordingly, on each distribution date, the principal balance of each of these certificates will be reduced by any payments of principal actually made with respect to the certificate on that distribution date. See "--Payments" below. On any particular distribution date, the principal balance of each of these certificates may also be reduced, without any corresponding payment, in connection with Realized Losses on the underlying mortgage loans and Additional Trust Fund Expenses. See "--Reductions of
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" below. On any particular distribution date, the total principal balance of a class of series 2007-C6 principal balance certificates may be increased by an amount equal to any Mortgage Deferred Interest allocated to that class in reduction of the interest payable thereon on such distribution date.

     Notwithstanding the foregoing, in the case of each Floating Rate Class, any applicable distributions of principal on any given distribution date will first be allocated in reduction of the total principal balance of the corresponding
REMIC regular interest before actually being distributed to the holders of the applicable Floating Rate Certificates. In addition, any reduction in the total principal balance of a Floating Rate Class on any given distribution date, without a corresponding distribution, in connection with losses on the underlying mortgage loans and default-related and otherwise unanticipated trust fund expenses will be made in response to a corresponding reduction made in the total principal balance of the corresponding REMIC regular interest in connection with those losses and expenses. Furthermore, on any particular distribution date, the total principal balance of the REMIC regular interest corresponding to a Floating Rate Class (and, accordingly, the total principal balance of that Floating Rate Class) may be increased by an amount equal to any
Mortgage Deferred Interest allocated to that REMIC regular interest in reduction of the interest payable thereon on such distribution date.

     The class X certificates will not have principal balances and are sometimes referred to as the series 2007-C6 interest-only certificates. For purposes of calculating the amount of accrued interest, each class of series 2007-C6 interest-only certificates will have a total notional amount.

     The total notional amount of the class X certificates will be equal to the total principal balance of the series 2007-C6 principal balance certificates outstanding from time to time. In general, the total principal balance of each class of series 2007-C6 principal balance certificates will constitute a separate component of the total notional amount of the class X certificates.

     The class R and Y certificates will not have principal balances or notional amounts.

     In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance of that certificate as of the Issue Date, as specified on the face of that certificate, by the then applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount of that class, and the denominator of which will be the original total principal balance or notional amount of that class.
Certificate factors will be reported monthly in the certificate administrator's distribution date statement.

                                      221

REGISTRATION AND DENOMINATIONS

     General. The offered certificates will be issued in book-entry form in original denominations of $10,000 initial principal balance and in any additional whole dollar denominations.

     Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying base prospectus under
"Description of the Certificates--Book-Entry Registration." For so long as any class of offered certificates is held in book-entry form--

     o    all references in this offering prospectus to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations, and

     o    all references in this offering prospectus to payments, notices, reports, statements and other information made or sent to holders of those certificates will refer to payments, notices, reports and statements made or sent to DTC or Cede & Co., as the registered holder of those certificates, for payment to beneficial owners of offered certificates through its participating organizations in accordance with DTC's procedures.

     The certificate administrator will initially serve as registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

     DTC, Euroclear and Clearstream. You will hold your certificates through
DTC, in the United States, or Clearstream Banking Luxembourg or The Euroclear
System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream and Euroclear will hold omnibus positions on behalf of organizations that are participants in either of these systems, through customers' securities accounts in Clearstream's or Euroclear's names on the books of their respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries'
names on the books of DTC. For a discussion of DTC, Euroclear and Clearstream, see "Description of the Certificates--Book-Entry Registration--DTC, Euroclear
and Clearstream" in the accompanying base prospectus.

     Transfers between participants in DTC will occur in accordance with DTC's rules. Transfers between participants in Clearstream and Euroclear will occur in accordance with their applicable rules and operating procedures. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through participants in Clearstream or
Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. See "Description of the Certificates--Book-Entry Registration-
-Holding and Transferring Book-Entry Certificates" in the accompanying base prospectus. For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Annex F hereto.

PAYMENTS

     General. For purposes of allocating payments on certain classes of the offered certificates and the class A-2FL REMIC regular interest, the pool of mortgage loans backing the series 2007-C6 certificates will be divided into loan group no. 1 and loan group no. 2, respectively, as described under "Description of the Mortgage Pool--General" in this offering prospectus.

                                      222

     On each distribution date, the certificate administrator will, subject to the available funds, make all payments required to be made on the series 2007-C6 certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the location to be specified in a notice of the pendency of that final payment.

     In order for a series 2007-C6 certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the certificate administrator with written wiring instructions no less than five business days prior to the record date for that distribution date
(or, in the case of the initial distribution date, no later than the close of business of the later of (a) the fifth business day prior to the record date for the initial distribution date and (b) the Issue Date). Otherwise, that certificateholder will receive its payments by check mailed to it.

     Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

     All payments with respect to the REMIC regular interest corresponding to a
Floating Rate Class will be made to the applicable subaccount of the certificate administrator's floating rate account.

     Payments of Interest. All of the classes of the series 2007-C6 certificates
(other than the R and Y classes) and all of the REMIC regular interests corresponding to the Floating Rate Classes will bear interest.

     With respect to each interest-bearing class of the series 2007-C6 certificates and with respect to each REMIC regular interest corresponding to a
Floating Rate Class, that interest will accrue during each applicable interest accrual period based upon--

     o    the pass-through rate applicable for that particular class of series
          2007-C6 certificates or that particular REMIC regular interest, as the case may be, for that interest accrual period,

     o    the total principal balance or notional amount, as the case may be, of that particular class of series 2007-C6 certificates or that particular REMIC regular interest, as the case may be, outstanding immediately prior to the related distribution date, and

     o    the assumption that each year consists of twelve 30-day months (or, in the case of a Floating Rate Class, for so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, based on the actual number of days in that interest accrual period and the assumption that each year consists of 360 days).

     However, if on any distribution date interest distributions with respect to the REMIC regular interest corresponding to any Floating Rate Class are less than the applicable amount payable to the swap counterparty under the related swap agreement, then there will be a dollar-for-dollar reduction in the amounts payable by the swap counterparty under the related swap agreement and, accordingly, in the amount of interest payable on the applicable Floating Rate
Certificates on the subject distribution date.

                                      223

     On each distribution date, subject to the Total Available P&I Funds for that date and the priority of payments described under "--Payments--Priority of
Payments" below, the total amount of interest distributable with respect to each interest-bearing class of the REMIC Regular Certificates and each REMIC regular interest corresponding to any Floating Rate Class will equal--

     o    the total amount of interest accrued during the related interest accrual period with respect to that class of series 2007-C6 certificates or that REMIC regular interest, as the case may be, reduced (to not less than zero) by

     o    that class's or that REMIC regular interest's allocable share, if any, of--

          1.   any Net Aggregate Prepayment Interest Shortfall for that
               distribution date, and

          2.   except in the case of the class X certificates, the aggregate amount of any Mortgage Deferred Interest added to the principal balances of the underlying mortgage loans during the related collection period.

     If the full amount of interest distributable with respect to any interest-bearing class of the REMIC Regular Certificates or with respect to the
REMIC regular interest corresponding to any Floating Rate Class is not paid on any distribution date, then the unpaid portion of that interest will continue to be payable with respect to that class of series 2007-C6 certificates or that
REMIC regular interest, as the case may be, on future distribution dates, subject to the Total Available P&I Funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of Payments"
below. However, no interest will accrue on any of that unpaid interest.

     The Net Aggregate Prepayment Interest Shortfall for any distribution date will be allocated among the respective interest-bearing classes of the REMIC
Regular Certificates and the respective REMIC regular interests corresponding to the Floating Rate Classes, on a pro rata basis in accordance with the respective amounts of accrued interest in respect of each such class of series 2007-C6 certificates and each such REMIC regular interest, as the case may be, for the related interest accrual period (in each case reduced by any Mortgage Deferred
Interest allocated to the subject class of series 2007-C6 certificates or the subject REMIC regular interest, as the case may be, for that distribution date).
Although Net Aggregate Prepayment Interest Shortfalls will not be allocated directly to a Floating Rate Class, any such shortfalls allocated to the corresponding REMIC regular interest will result in a dollar-for-dollar reduction in the interest distributable on that Floating Rate Class.

     On each distribution date, any Mortgage Deferred Interest added to the unpaid principal balance of any underlying mortgage loan during the related collection period will be allocated among the respective classes of series
2007-C6 principal balance certificates (exclusive of the Floating Rate
Certificates) and the respective REMIC regular interests corresponding to the
Floating Rate Classes, in reverse order of seniority (based on the priority of payments described under "--Payments--Priority of Payments" below and, in the case of the class A-1, A-2, A-3, A-3B, A-SB, A-4 and A-1A certificates and the class A-2FL REMIC regular interest, on a pro rata basis in accordance with accrued interest for the related interest accrual period and, in the case of the class A-M certificates and the class A-MFL REMIC regular interest, on a pro rata basis in accordance with accrued interest for the related interest accrual period and, in the case of the class A-J certificates and the class A-JFL REMIC regular interest on a pro rata basis in accordance with interest accrued during the related interest accrual period), in each case up to the respective amounts of interest accrued during the related interest accrual period with respect to the subject interest-bearing class(es) of series 2007-C6 certificates and/or the subject REMIC regular interest (in each case calculated without regard to any allocation of that Mortgage Deferred Interest or any Net Aggregate Prepayment
Interest Shortfall). No portion of any Mortgage Deferred Interest will be allocated to the class X certificates.

                                      224

     Any distributions of interest allocated to the REMIC regular interest corresponding to a Floating Rate Class will be deposited in the applicable subaccount of the certificate administrator's floating rate account and will thereafter be distributed to the holders of the applicable Floating Rate
Certificates and/or the swap counterparty, as applicable.

     Calculation of Pass-Through Rates. The table under "Summary of offering prospectus--Introduction to the Transaction" in this offering prospectus provides the initial pass-through rate for each interest-bearing class of the series 2007-C6 certificates. Set forth below is a description of how the pass-through rate will be calculated with respect to each interest-bearing class of the series 2007-C6 certificates.

     The pass-through rates for the class ___, ___, ___ and ___ certificates will, in the case of each of those classes, be fixed at the rate per annum identified in the table under "Summary of offering prospectus--Introduction to the Transaction" in this offering prospectus as the initial pass-through rate for that class.

     The pass-through rates for the class ___, ___, ___ and ___ certificates for each interest accrual period will, in the case of each of those classes, equal the lesser of--

     o    the initial pass-through rate for the subject class of series 2007-C6 certificates set forth in the table under "Summary of offering prospectus--Introduction to the Transaction" in this offering prospectus, and

     o    the Weighted Average Pool Pass-Through Rate for the related distribution date.

     The pass-through rates for the class ___, ___ and ___ certificates for each interest accrual period will, in the case of each of those classes, equal the
Weighted Average Pool Pass-Through Rate for the related distribution date.

     The pass-through rate for the class ___ certificates for each interest accrual period will equal the Weighted Average Pool Pass-Through Rate for the related distribution date, minus ___%.

     The pass-through rate applicable to the class ___ REMIC regular interest for each interest accrual period will equal ___% per annum.

     The pass-through rate applicable to the class ___ REMIC regular interest for each interest accrual period will equal the lesser of--

     o    ___% per annum, and

     o    the Weighted Average Pool Pass-Through Rate for the related distribution date.

     The pass-through rate applicable to the class ___ REMIC regular interest for each interest accrual period will equal the Weighted Average Pool
Pass-Through Rate for the related distribution date.

     For so long as the related swap agreement is in effect and there is no continuing default thereunder, the pass-through rate applicable to each Floating
Rate Class for each interest accrual period will equal LIBOR plus ___% in the case of the class A-2FL certificates, ___% in the case of the class A-MFL certificates and ___% in the case of the class A-JFL certificates. However, the pass-through rate with respect to a Floating Rate Class may be effectively reduced as a result of shortfalls allocated to the corresponding REMIC regular interest. In addition, if there is a continuing default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the pass-through rate applicable to a Floating
Rate Class will also convert to a per annum rate equal to the pass-through rate on the corresponding REMIC regular interest, and accordingly the interest accrual period and interest accrual basis for the subject Floating Rate Class will also

                                      225

convert to those of the corresponding REMIC regular interest. "LIBOR" is an independent interest rate index that will be determined monthly as provided in the series 2007-C6 pooling and servicing agreement.

     As described under "--General" above, the total notional amount of the class X certificates from time to time consists of multiple components. The pass-through rate for the class X certificates will, with respect to any interest accrual period, equal a weighted average of the respective strip rates, which we refer to as class X strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class X certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. For purposes of accruing interest during any interest accrual period on any particular component of the total notional amount of the class X certificates outstanding immediately prior to the related distribution date, the applicable class X strip rate will equal the excess, if any, of (a) the Weighted Average Pool Pass-Through Rate for the related distribution date, over (b) the pass-through rate in effect during that interest accrual period for the class of series 2007-C6 principal balance certificates whose total principal balance comprises the subject component (or, in the case of a Floating Rate Class, the pass-through rate in effect during that interest accrual period for the corresponding REMIC regular interest).

     The calculation of the Weighted Average Pool Pass-Through Rate will be unaffected by any change in the mortgage interest rate for any underlying mortgage loan from what it was on the Issue Date by reason of any bankruptcy or insolvency of the related borrower or any modification of that mortgage loan agreed to by a master servicer or the special servicer.

     The class R and Y certificates will not be interest-bearing and, therefore, will not have pass-through rates.

     Payments of Principal. Subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the holders of each class of series 2007-C6 principal balance certificates (in the case of a
Floating Rate Class, through the corresponding REMIC regular interest) will be entitled to receive a total amount of principal over time equal to the total principal balance of that class. In addition, subject to available funds, the total payments of principal to be made on the series 2007-C6 principal balance certificates on any distribution date (in the case of the Floating Rate
Certificates, through the respective REMIC regular interests) will generally equal the Total Principal Distribution Amount for that distribution date.

     The "Total Principal Distribution Amount" for any distribution date will be an amount generally equal to:

     1.   the aggregate of the principal portions of all monthly debt service payments (other than balloon payments) due or deemed due in respect of the underlying mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO Properties) for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or prior to, or otherwise received during, the related collection period or advanced by a master servicer or the trustee, as applicable, for such distribution date; plus

     2.   the aggregate of all principal prepayments received on the underlying mortgage loans during the related collection period; plus

     3.   with respect to any underlying mortgage loan as to which the related stated maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal prepayment) made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the subject underlying mortgage loan on a due date during or prior to the related collection period and included as part of the Total Principal

                                      226

          Distribution Amount for such distribution date or any prior distribution date pursuant to clause 1. above; plus

     4.   the aggregate of the principal portion of all liquidation proceeds, sale proceeds, insurance proceeds, condemnation proceeds and, to the extent not otherwise included in clause 1., 2. or 3. above, payments and revenues that were received on or in respect of the underlying mortgage loans and REO Properties during the related collection period and that were identified and applied by a master servicer and/or the special servicer as recoveries of principal of the underlying mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any monthly debt service payment due (other than a balloon payment) or deemed due in respect of the related underlying mortgage loan on a due date during or prior to the related collection period and included as part of the Total
          Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause 1. above; plus

     5.   if the subject distribution date is subsequent to the initial distribution date, the excess, if any, of (a) the Total Principal
          Distribution Amount for the immediately preceding distribution date, over (b) the total payments of principal made with respect to the series 2007-C6 principal balance certificates on the immediately preceding distribution date; plus

     6.   any amounts that were used to reimburse Nonrecoverable Advances
          (including interest on such Nonrecoverable Advances) from principal collections on the mortgage pool and that are, in any such case, recovered during the related collection period on the related underlying mortgage loan as to which any such reimbursed advance was made; minus

     7.   the amount of any reimbursements of Nonrecoverable Advances (including interest on such Nonrecoverable Advances) that are paid or reimbursed from general principal collections on the mortgage pool with respect to such distribution date where such principal collections would have otherwise been included in the Total Principal Distribution Amount for such distribution date pursuant to any of clauses 1. through 4. above;

provided that, for the final distribution date, the Total Principal Distribution
Amount will be no less than the total Stated Principal Balance of the mortgage pool immediately prior to that distribution date.

     On each distribution date, after all required payments of interest have been made with respect to the class X, A-1, A-2, A-3, A-3B, A-SB, A-4 and A-1A certificates and the class A-2FL REMIC regular interest on that date, the certificate administrator will be required to apply any and all remaining Total
Available P&I Funds to make payments of principal with respect to the class A-1,
A-2, A-3, A-3B, A-SB, A-4 and A-1A certificates and the class A-2FL REMIC regular interest on that date. In general:

     o    except as otherwise discussed in the paragraph following these bullets, no payments of principal with respect to loan group no. 1 will be made to the holders of the class A-1A certificates, until the total principal balance of the class A-1, A-2, A-3, A-3B, A-SB and A-4 certificates and the class A-2FL REMIC regular interest is reduced to zero;

     o    except as otherwise discussed in the paragraph following these bullets, no payments of principal with respect to loan group no. 2 will be made to the holders of the class A-1, A-2, A-3, A-3B, A-SB and
          A-4 certificates or to the applicable subaccount of the certificate administrator's floating rate account with respect to the class A-2FL
          REMIC regular interest, until the total principal balance of the class
          A-1A certificates is reduced to zero;

     o    on any given distribution date, beginning with the distribution date in March 2012, except as otherwise discussed in the paragraph following these bullets, the total principal balance of the

                                      227

          class A-SB certificates must be paid down to the class A-SB Planned
          Principal Balance for that distribution date before any payments of principal are made with respect to the class A-1, A-2, A-3, A-3B or
          A-4 certificates or with respect to the class A-2FL REMIC regular interest;

     o    payments of principal will be made with respect to the class A-2 certificates and the class A-2FL REMIC regular interest on a pro rata basis by total principal balance; and

     o    except as otherwise discussed in the paragraph following these bullets, no payments of principal will be made to the holders of the class A-4 certificates until the total principal balance of the class
          A-1, A-2, A-3, A-3B and A-SB certificates and the class A-2FL REMIC regular interest is reduced to zero, no payments of principal will be made to the holders of the class A-SB certificates (other than as described in the second preceding bullet) until the total principal balance of the class A-1, A-2, A-3 and A-3B certificates and the class
          A-2FL REMIC regular interest is reduced to zero, no payments of principal will be made to the holders of the class A-3B certificates until the total principal balance of the class A-1, A-2 and A-3 certificates and the class A-2FL REMIC regular interest is reduced to zero, no payments of principal will be made to the holders of the class A-3 certificates until the total principal balance of the class
          A-1 and A-2 certificates and the class A-2FL REMIC regular interest is reduced to zero, and no payments of principal will be made to the holders of the class A-2 certificates and the class A-2FL REMIC regular interest certificates until the total principal balance of the class A-1 certificates is reduced to zero.

     Notwithstanding the foregoing, on each distribution date coinciding with or following the Senior Principal Distribution Cross-Over Date, and in any event on the final distribution date in connection with the termination of the issuing entity, assuming that any two or more of the A-1, A-2, A-2FL, A-3, A-3B, A-SB,
A-4 and A-1A classes are outstanding at that time, payments of principal on the outstanding class A-1, A-2, A-3, A-3B, A-SB, A-4 and A-1A certificates and the class A-2FL REMIC regular interest will be made up to, and on a pro rata basis in accordance with, the respective total principal balances of those classes of series 2007-C6 certificates and that REMIC regular interest then outstanding.

     The "Class A-SB Planned Principal Balance" for any distribution date is the scheduled principal balance specified for that distribution date on Annex E to this offering prospectus. Such principal balances were calculated using, among other things, the Maturity Assumptions and a 0% CPR. Based on the Maturity
Assumptions and a 0% CPR, the total principal balance of the class A-SB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex E to this offering prospectus. There is no assurance, however, that the underlying mortgage loans will not be subject to prepayment or that they will perform in conformity with the Maturity Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-SB certificates on any distribution date will be equal to (and, following retirement of the class A-1,
A-2, A-2FL, A-3 and A-3B certificates, there can be no assurance that the total principal balance of the class A-SB certificates will not be less than) the principal balance that is specified for such distribution date on Annex E to this offering prospectus.

     Following the retirement of the class A-1, A-2, A-2FL, A-3, A-3B, A-SB, A-4 and A-1A certificates, the holders of the class A-M and A-MFL certificates will, on a collective basis, subject to the available funds and the priority of payments described under "--Payments--Priority of Payments" below, be entitled to receive (in the case of the class A-MFL certificates, through the class A-MFL
REMIC regular interest) payments of principal on each distribution date up to the lesser of:

     o    the total principal balance of the subject classes of series 2007-C6 principal balance certificates outstanding immediately prior to the subject distribution date; and

                                      228

     o    the excess, if any, of (a) the Total Principal Distribution Amount for
          the subject distribution date, over (b) the total principal balance of the class A-1, A-2, A-3, A-3B, A-SB, A-4 and A-1A certificates and the class A-2FL REMIC regular interest outstanding immediately prior to the subject distribution date.

Such payments of principal will be allocated to the class A-M certificates and, through the class A-MFL REMIC regular interest, to the class A-MFL certificates on a pro rata basis in accordance with the respective total principal balances of the class A-M and A-MFL certificates outstanding immediately prior to the subject distribution date.

     Following the retirement of the class A-1, A-2, A-2FL, A-3, A-3B, A-SB,
A-4, A-1A, A-M and A-MFL certificates, the holders of the class A-J and A-JFL certificates will, on a collective basis, subject to the available funds and the priority of payments described under "--Payments--Priority of Payments" below, be entitled to receive (in the case of the class A-JFL certificates, through the class A-JFL REMIC regular interest) payments of principal on each distribution date up to the lesser of:

     o    the total principal balance of the subject classes of series 2007-C6 principal balance certificates outstanding immediately prior to the subject distribution date; and

     o    the excess, if any, of (a) the Total Principal Distribution Amount for
          the subject distribution date, over (b) the total principal balance of the class A-1, A-2, A-3, A-3B, A-SB, A-4, A-1A and A-M certificates and the class A-2FL and A-MFL REMIC regular interests outstanding immediately prior to the subject distribution date.

Such payments of principal will be allocated to the class A-J certificates and, through the class A-JFL REMIC regular interest, to the class A-JFL certificates on a pro rata basis in accordance with the respective total principal balances of the class A-J and A-JFL certificates outstanding immediately prior to the subject distribution date.

     Following the retirement of the class A-1, A-2, A-2FL, A-3, A-3B, A-SB,
A-4, A-1A, A-M, A-MFL, A-J and A-JFL certificates, the holders of the class B,
C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S certificates will, in the case of each of those classes, subject to the available funds and the priority of payments described under "--Payments--Priority of Payments" below, be entitled to receive payments of principal on each distribution date up to the lesser of:

     o    the total principal balance of the subject class of series 2007-C6 principal balance certificates outstanding immediately prior to the subject distribution date; and

     o    the excess, if any, of (a) the Total Principal Distribution Amount for
          the subject distribution date, over (b) the total principal balance of all other classes of series 2007-C6 principal balance certificates that, as described under "--Payments--Priority of Payments" below, are senior in right of payment to the subject class of series 2007-C6 principal balance certificates (with each Floating Rate Class being deemed to have the same seniority as the corresponding REMIC regular interest), outstanding immediately prior to the subject distribution date.

     Notwithstanding the foregoing, on the final distribution date in connection with a termination of the issuing entity, subject to the Total Available P&I
Funds for that final distribution date and the priority of payments described under "--Payments--Priority of Payments" below, the holders of each class of series 2007-C6 principal balance certificates (in the case of a Floating Rate
Class, through the corresponding REMIC regular interest) will be entitled to payments of principal, up to the total principal balance of that class of series
2007-C6 principal balance certificates outstanding immediately prior to that final distribution date.

                                      229

     Payments of principal with respect to the REMIC regular interest corresponding to a Floating Rate Class will be deposited into the applicable subaccount of the certificate administrator's floating rate account, from which they will be distributed to the holders of the applicable Floating Rate
Certificates.

     If a master servicer, the special servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance that it has determined is not recoverable out of collections on the related mortgage loan in the trust fund, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed (i) first, out of payments and other collections of principal on the underlying mortgage loans that would otherwise constitute part of the Total Available P&I Funds, and (ii)
then, out of payments and other collections of interest on the underlying mortgage loans that would otherwise constitute part of the Total Available P&I
Funds. As a result, the Total Principal Distribution Amount for the corresponding distribution date would be reduced, to not less than zero, by the amount of any such reimbursement contemplated by clause (i) of the prior sentence. In addition, if payments and other collections of principal on the mortgage pool are applied to reimburse, or pay interest on, any advance that is determined to be nonrecoverable from collections on the related underlying mortgage loan, as described above in this paragraph, then that advance will be reimbursed, and/or interest thereon will be paid, first, out of payments or other collections of principal on the loan group that includes the subject underlying mortgage loan as to which the advance was made, and prior to using payments or other collections of principal on the other loan group.

     If any advance is considered to be nonrecoverable from collections on the related underlying mortgage loan and, therefore, is reimbursed out of payments and other collections of principal with respect to the entire mortgage pool as described in the preceding paragraph, and if there is a subsequent recovery of that item, that subsequent recovery would generally be included as part of the amounts payable as principal with respect to the series 2007-C6 principal balance certificates (in the case of a Floating Rate Class, through the corresponding REMIC regular interest). In addition, if any advance is determined to be nonrecoverable from collections on the related underlying mortgage loan and, therefore, interest on that advance is paid out of general principal collections on the mortgage pool, and if interest on that advance is subsequently reimbursed to the issuing entity out of Default Interest, late payment charges or any other amounts collected on the underlying mortgage loan as to which that advance was made, then the portion of such Default Interest, late payment charge or other amount that was applied to reimburse the issuing entity for interest on that advance would also generally be included as amounts payable as principal with respect to the series 2007-C6 principal balance certificates (in the case of a Floating Rate Class, through the corresponding
REMIC regular interest). For purposes of determining the respective portions of the Total Principal Distribution Amount attributable to each loan group, those subsequent recoveries that are to be included as amounts payable as principal with respect to the series 2007-C6 principal balance certificates (in the case of a Floating Rate Class, through the corresponding REMIC regular interest) will be deemed allocated to offset the corresponding prior reductions in amounts attributable to each loan group in reverse order to that set forth in the last sentence of the prior paragraph.

     The class X, R and Y certificates do not have principal balances and do not entitle their respective holders to payments of principal.

     Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of series 2007-C6 principal balance certificates or any REMIC regular interest that corresponds to a Floating Rate Class may be reduced without a corresponding payment of principal. If that occurs with respect to any class of series 2007-C6 principal balance certificates or any REMIC regular interest that corresponds to a
Floating Rate Class, then, subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the holder(s)
of that class or REMIC regular interest, as the case may be, will be entitled to be reimbursed for the amount of that reduction, without interest. References to the "loss reimbursement amount" under "--Payments--Priority of Payments" below and elsewhere in this offering prospectus, in the case of any class of series
2007-C6 principal balance certificates or any REMIC regular interest that corresponds to a Floating Rate Class, as the case may be, for any distribution date, mean the total amount payable with respect to that class

                                      230

or that REMIC regular interest, as the case may be, as reimbursement for all previously unreimbursed reductions, if any, made in the total principal balance of that class or that REMIC regular interest, as the case may be, on all prior distribution dates as discussed under "--Reductions of Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
below.

     Priority of Payments. On each distribution date, the certificate administrator will apply the Total Available P&I Funds for that date to make the following payments in the following order of priority, in each case to the extent of the remaining Total Available P&I Funds:

ORDER OF           RECIPIENT
 PAYMENT         CLASS OR CLASSES              TYPE AND AMOUNT OF PAYMENT
--------   -------------------------   -----------------------------------------
  1st                  X*              From the entire Total Available P&I
                                       Funds, interest up to the total interest
                                       payable on that class, based on
                                       entitlement

              A-1, A-2, A-2FL(1),      From the portion of the Total Available
            A-3, A-3B, A-SB and A-4*   P&I Funds attributable to the mortgage
                                       loans in loan group no. 1, interest up to
                                       the total interest payable on those
                                       classes and that REMIC regular interest,
                                       pro rata based on entitlement

                     A-1A*             From the portion of the Total Available
                                       P&I Funds attributable to the mortgage
                                       loans in loan group no. 2, interest up to
                                       the total interest payable on that class

  2nd      A-1, A-2, A-2FL(1),         Principal up to the Loan Group No. 1
           A-3, A-3B, A-SB and A-4**   Principal Distribution Amount (and, if
                                       the class A-1A certificates are retired,
                                       any remaining portion of the Loan Group
                                       No. 2 Principal Distribution Amount),
                                       first to the class A-SB certificates,
                                       until the total principal balance of that
                                       class is reduced to the applicable Class
                                       A-SB Planned Principal Balance, and then
                                       to (a) the class A-1 certificates, (b)
                                       the class A-2 certificates and the class
                                       A-2FL REMIC regular interest, pro rata by
                                       total principal balance, (c) the class
                                       A-3 certificates, (d) the class A-3B
                                       certificates, (e) the class A-SB
                                       certificates and (f) the class A-4
                                       certificates, in that order, in each case
                                       until retired

                     A-1A**            Principal up to the Loan Group No. 2
                                       Principal Distribution Amount (and, if
                                       the class A-4 certificates are retired,
                                       any remaining portion of the Loan Group
                                       No. 1 Principal Distribution Amount), to
                                       the class A-1A certificates, until
                                       retired

  3rd         A-1, A-2, A-2FL(1),      Reimbursement up to the loss
            A-3, A-3B, A-SB, A-4 and   reimbursement amounts for those classes
                      A-1A             and that REMIC regular interest, pro rata
                                       based on entitlement, without regard to
                                       loan groups
--------------------------------------------------------------------------------
  4th               A-M and            Interest up to the total interest payable
                    A-MFL(1)           on the class A-M certificates and the
                                       class A-MFL REMIC regular interest (on a
                                       pro rata basis by balance)

  5th               A-M and            Principal up to the total principal
                    A-MFL(1)           payable on the class A-M certificates and
                                       the class A-MFL REMIC regular interest
                                       (on a pro rata basis by balance)

  6th               A-M and            Reimbursement up to the loss
                    A-MFL(1)           reimbursement amounts for the class A-M
                                       certificates and the class A-MFL REMIC
                                       regular interest (on a pro rata basis by
                                       balance)

                                       231

ORDER OF           RECIPIENT
 PAYMENT         CLASS OR CLASSES              TYPE AND AMOUNT OF PAYMENT
--------   -------------------------   -----------------------------------------
  7th               A-J and            Interest up to the total interest payable
                    A-JFL(1)           on the class A-J certificates and the
                                       class A-JFL REMIC regular interest (on a
                                       pro rata basis by balance)

  8th               A-J and            Principal up to the total principal
                    A-JFL(1)           payable on the class A-J certificates and
                                       the class A-JFL REMIC regular interest
                                       (on a pro rata basis by balance)

  9th               A-J and            Reimbursement up to the loss
                    A-JFL(1)           reimbursement amounts for the class A-J
                                       certificates and the class A-JFL REMIC
                                       regular interest (on a pro rata basis by
                                       balance)
--------------------------------------------------------------------------------
  10th                 B               Interest up to the total interest payable
                                       on that class

  11th                 B               Principal up to the total principal
                                       payable on that class

  12th                 B               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  13th                 C               Interest up to the total interest payable
                                       on that class

  14th                 C               Principal up to the total principal
                                       payable on that class

  15th                 C               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  16th                 D               Interest up to the total interest payable
                                       on that class

  17th                 D               Principal up to the total principal
                                       payable on that class

  18th                 D               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  19th                 E               Interest up to the total interest payable
                                       on that class

  20th                 E               Principal up to the total principal
                                       payable on that class

  21st                 E               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  22nd                 F               Interest up to the total interest payable
                                       on that class

  23rd                 F               Principal up to the total principal
                                       payable on that class

  24th                 F               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  25th                 G               Interest up to the total interest payable
                                       on that class

  26th                 G               Principal up to the total principal
                                       payable on that class

  27th                 G               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  28th                 H               Interest up to the total interest payable
                                       on that class

  29th                 H               Principal up to the total principal
                                       payable on that class

  30th                 H               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  31st                 J               Interest up to the total interest payable
                                       on that class

  32nd                 J               Principal up to the total principal
                                       payable on that class

  33rd                 J               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

                                       232

ORDER OF           RECIPIENT
 PAYMENT         CLASS OR CLASSES              TYPE AND AMOUNT OF PAYMENT
--------   -------------------------   -----------------------------------------
  34th                 K               Interest up to the total interest payable
                                       on that class

  35th                 K               Principal up to the total principal
                                       payable on that class

  36th                 K               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  37th                 L               Interest up to the total interest payable
                                       on that class

  38th                 L               Principal up to the total principal
                                       payable on that class

  39th                 L               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  40th                 M               Interest up to the total interest payable
                                       on that class

  41st                 M               Principal up to the total principal
                                       payable on that class

  42nd                 M               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  43rd                 N               Interest up to the total interest payable
                                       on that class

  44th                 N               Principal up to the total principal
                                       payable on that class

  45th                 N               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  46th                 O               Interest up to the total interest payable
                                       on that class

  47th                 O               Principal up to the total principal
                                       payable on that class

  48th                 O               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  49th                 P               Interest up to the total interest payable
                                       on that class

  50th                 P               Principal up to the total principal
                                       payable on that class

  51st                 P               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  52nd                 Q               Interest up to the total interest payable
                                       on that class

  53rd                 Q               Principal up to the total principal
                                       payable on that class

  54th                 Q               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  55th                 S               Interest up to the total interest payable
                                       on that class

  56th                 S               Principal up to the total principal
                                       payable on that class

  57th                 S               Reimbursement up to the loss
                                       reimbursement amount for that class
--------------------------------------------------------------------------------

  58th                 R               Any remaining Total Available P&I Funds
--------------------------------------------------------------------------------

----------
*    If the portion of the Total Available P&I Funds allocable to pay interest on any one or more of the A-1, A-2, A-3, A-3B, A-SB, A-4, A-1A and X classes and the class A-2FL REMIC regular interest, as set forth in the table above, is insufficient for that purpose, then the Total Available P&I
     Funds will be applied to pay interest on all those classes and that REMIC regular interest, pro rata based on entitlement.

**   For purposes of receiving distributions of principal from the Loan Group
     No. 1 Principal Distribution Amount, the holders of the class A-1, A-2,
     A-3, A-3B, A-SB and A-4 certificates and the class A-2FL REMIC regular interest will have a prior right, relative to the holders of the class A-1A certificates, to any available funds attributable to loan group no. 1; and, for purposes of receiving distributions of principal from the Loan Group
     No. 2 Principal Distribution Amount, the holders of the class A-1A certificates will have a prior right, relative to the holders of the class
     A-1, A-2, A-3, A-3B, A-SB and A-4 certificates and the class A-2FL REMIC regular interest, to any available funds attributable to loan group no. 2.
     However, notwithstanding the foregoing table, if any two or more of the
     A-1, A-2, A-2FL, A-3, A-3B, A-SB, A-4 and A-1A classes are outstanding as of the Senior Principal Distribution Cross-

                                       233

     Over Date, or if all or any two or more of those classes are outstanding on the final distribution date for the series 2007-C6 certificates, then payments of principal on the outstanding class A-1, A-2, A-3, A-3B, A-SB,
     A-4 and A-1A certificates and the class A-2FL REMIC regular interest will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding.

(1)  Refers to class REMIC regular interest with that designation. Interest, principal and loss reimbursement amounts in respect of the REMIC regular interest corresponding to a Floating Rate Class will be paid to the applicable subaccount of the certificate administrator's floating rate account for distribution to the holders of the applicable Floating Rate
     Certificates and/or the swap counterparty on the subject distribution date.

     Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan in the trust fund, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the certificate administrator will pay a portion of that prepayment consideration to the holders of any class A-1, A-2,
A-3, A-3B, A-SB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H, J or K certificates that are (and/or to the applicable subaccount of the certificate administrator's floating rate account if the REMIC regular interest corresponding to a Floating
Rate Class is) then entitled to payments of principal from the loan group (i.e., loan group no. 1 or loan group no. 2) that includes the prepaid mortgage loan, up to an amount equal to, in the case of any particular class of those certificates, the product of--

     o    the amount of that prepayment consideration, net of any liquidation fees payable in connection with the receipt of that prepayment consideration, multiplied by

     o    a fraction, which in no event may be greater than 1.0 or less than
          0.0, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of series 2007-C6 principal balance certificates or that REMIC regular interest, as the case may be, for the related interest accrual period, over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

     o    a fraction, the numerator of which is equal to the amount of principal payable to the holders of that class of series 2007-C6 principal balance certificates or that REMIC regular interest, as the case may be, on that distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is the portion of the Total Principal Distribution Amount for that distribution date attributable to the loan group that includes the prepaid mortgage loan.

     The certificate administrator will thereafter pay any remaining portion of that prepayment consideration, net of any liquidation fees payable in connection with the receipt of that prepayment consideration, to the holders of the class X certificates.

     For so long as the swap agreement relating to a Floating Rate Class remains in effect and there is no continuing event of default thereunder, prepayment consideration allocated to the corresponding REMIC regular interest will be payable to the swap counterparty. If the swap agreement relating to a Floating
Rate Class is no longer in effect or there is a continuing event of default thereunder, prepayment consideration allocated to the corresponding REMIC regular interest will be payable to the holders of the applicable Floating Rate
Certificates.

     Neither we nor the underwriters make any representation as to--

     o    the enforceability of the provision of any promissory note evidencing one of the underlying mortgage loans requiring the payment of a prepayment premium or yield maintenance charge, or

     o    the collectability of any prepayment premium or yield maintenance charge.

                                      234

     See "Description of the Mortgage Pool--Terms and Conditions of the
Underlying Mortgage Loans--Prepayment Provisions" in this offering prospectus.

     Payments on the Floating Rate Certificates. All distributions allocable to the REMIC regular interest corresponding to a Floating Rate Class, as well as all payments by the swap counterparty under the swap agreement, will be deposited in the applicable subaccount of the certificate administrator's floating rate account. Payments on a Floating Rate Class, as well as payments to the swap counterparty under the related swap agreement, will be made out of amounts on deposit in the applicable subaccount of the certificate administrator's floating rate account.

     Payments of Post-ARD Additional Interest. The holders of the class Y certificates will be entitled to all amounts, if any, applied as Post-ARD
Additional Interest collected on the ARD Loans in the trust fund.

TREATMENT OF REO PROPERTIES

     Notwithstanding that any mortgaged real property securing an underlying mortgage loan may become an REO Property through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan(s) will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

     o    payments on the series 2007-C6 certificates and/or the REMIC regular interests corresponding to the Floating Rate Classes,

     o    allocations of Realized Losses and Additional Trust Fund Expenses to
          the series 2007-C6 certificates and/or the REMIC regular interests corresponding to the Floating Rate Classes, and

     o    the amount of all fees payable to the applicable master servicer, the special servicer, the trustee and the certificate administrator under the series 2007-C6 pooling and servicing agreement.

     In connection with the foregoing, the related underlying mortgage loan will be taken into account when determining the Weighted Average Pool Pass-Through
Rate and the Total Principal Distribution Amount for each distribution date.

     Operating revenues and other proceeds derived from an REO Property administered under the series 2007-C6 pooling and servicing agreement will be applied--

     o    first, to pay, or to reimburse the applicable master servicer, the special servicer, the trustee and/or the certificate administrator for the payment of, some of the costs and expenses incurred in connection with the operation and disposition of the REO Property, and

     o    thereafter, as collections of principal, interest and other amounts due on the related mortgage loan(s).

     To the extent described under "The Series 2007-C6 Pooling and Servicing
Agreement--Advances--Advances of Delinquent Monthly Debt Service Payments" above in this offering prospectus, the applicable master servicer and the trustee will be required to advance delinquent monthly debt service payments with respect to each underlying mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS OF CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

     As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of the mortgage pool may decline below the total principal balance of the series 2007-C6 principal balance

                                      235

certificates (exclusive of the Floating Rate Certificates) and the REMIC regular interests corresponding to the Floating Rate Classes.

     On each distribution date, following the payments to be made to the series
2007-C6 certificateholders on that distribution date, the certificate administrator will allocate to the respective classes of the series 2007-C6 principal balance certificates and REMIC regular interests identified in the following table, sequentially in the order described in the following table and, in each case, up to the total principal balance of the subject class(es) and/or
REMIC regular interest, the aggregate of all Realized Losses and Additional
Trust Fund Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the total
Stated Principal Balance of the mortgage pool that will be outstanding immediately following that distribution date exceeds the total principal balance of the series 2007-C6 principal balance certificates (exclusive of the Floating
Rate Certificates) and the REMIC regular interests corresponding to the Floating
Rate Classes, following all distributions made to series 2007-C6 certificateholders on that distribution date.

                                      236

ORDER OF ALLOCATION                    CLASS
-------------------   ---------------------------------------
        1st                              S
        2nd                              Q
        3rd                              P
        4th                              O
        5th                              N
        6th                              M
        7th                              L
        8th                              K
        9th                              J
        10th                             H
        11th                             G
        12th                             F
        13th                             E
        14th                             D
        15th                             C
        16th                             B
        17th          A-J and A-JFL*, pro rata based on total
                           outstanding principal balances
                      A-M and A-MFL*, pro rata based on total
        18th               outstanding principal balances
        19th                A-1, A-2, A-2FL*, A-3, A-3B,
                                A-SB, A-4 and A-1A,
                              pro rata based on total
                           outstanding principal balances

----------
*    Refers to REMIC regular interest with that alphabetic or alphanumeric designation. However, any reduction in the total principal balance of the
     REMIC regular interest corresponding to a Floating Rate Class, as described above, will result in a dollar-for-dollar reduction in the total principal balance of that Floating Rate Class.

     The allocation of Realized Losses and Additional Trust Fund Expenses, if
any, to a class of series 2007-C6 principal balance certificates or a REMIC regular interest will be made by reducing the total principal balance of such class by the amount so allocated.

     The Realized Loss with respect to a defaulted mortgage loan, or related REO
Property, in the trust fund as to which a final recovery determination has been made, is an amount generally equal to the excess, if any, of:

     o    the outstanding principal balance of the subject mortgage loan as of the commencement of the collection period in which the final recovery determination was made, together with all accrued and unpaid interest on such mortgage loan to but not including the due date in the collection period in which the final recovery determination was made
          (exclusive, however, of any portion of that interest that represents
          Default Interest, Post-ARD Additional Interest, prepayment premiums and yield maintenance charges); over

     o    all payments and proceeds, if any, received in respect of such mortgage loan or, to the extent allocable thereto, in respect of any related REO Property, as the case may be, during the collection period in which such final recovery determination was made, which payments or proceeds represent a recovery of principal of or interest on such mortgage loan (exclusive, however, of any portion of that interest that represents Default Interest, Post-ARD Additional Interest, prepayment premiums and yield maintenance charges).

                                      237

     A final recovery determination is a determination made by the special servicer that all amounts collectible with respect to a defaulted mortgage loan, or related REO Property, in the trust fund have been received.

     If any portion of the debt due under any underlying mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Default Interest and Post-ARD
Additional Interest, also will be treated as a Realized Loss.

     Realized Losses may include advances (and interest accrued thereon) that are determined to be nonrecoverable from collections on the related underlying mortgage loan and are therefore recovered out of general collections on the
Mortgage Pool, but only after a final recovery determination has been made with respect to that mortgage loan or a related REO Property.

     Some examples of Additional Trust Fund Expenses are:

     o    any special servicing fees, workout fees and liquidation fees paid to the special servicer;

     o    any interest paid to a master servicer, the special servicer and/or the trustee with respect to unreimbursed advances, which interest payment is not covered out of late payment charges and/or Default
          Interest actually collected on the related underlying mortgage loan as provided in the series 2007-C6 pooling and servicing agreement;

     o    the cost of certain property inspections by the special servicer at the expense of the issuing entity;

     o    the cost of various opinions of counsel and other legal and tax accounting advice required or permitted to be obtained in connection with (a) the servicing of the underlying mortgage loans, (b) the administration of the trust fund, (c) certain amendments to the series
          2007-C6 pooling and servicing agreement and (d) the recording of the series 2007-C6 pooling and servicing agreement;

     o    to the extent not otherwise covered by a servicing advance, the cost of any appraiser or other expert in real estate matters retained under the series 2007-C6 pooling and servicing agreement;

     o    any unanticipated, non-mortgage loan specific expenses of the issuing entity, including--

          1.   any reimbursements to and indemnifications of the trustee and various related persons and entities described under "Description of the Governing Documents--Rights, Protections, Indemnities and
               Immunities of the Trustee" in the accompanying base prospectus, and any comparable reimbursements to and indemnifications of the certificate administrator and various related persons and
               entities,

          2.   any reimbursements to and indemnifications of the master
               servicers, the special servicer, us and various related persons and entities described under "Description of the Governing
               Documents--Matters Regarding the Master Servicer, the Special
               Servicer, the Manager and Us" in the accompanying base
               prospectus,

          3.   the cost of recording the series 2007-C6 pooling and servicing agreement; and

          4.   any federal, state and local taxes, and tax-related expenses, payable out of the trust assets, as described under "Federal
               Income Tax Consequences--REMICs--Prohibited Transactions Tax and
               Other Taxes" in the accompanying base prospectus;

     o    rating agency fees, other than on-going surveillance fees, that cannot be recovered from the related borrower; and

                                      238

     o    any amounts expended on behalf of the issuing entity to test for and/or remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under
          "The Series 2007-C6 Pooling and Servicing Agreement--Realization Upon
          Defaulted Mortgage Loans" in this offering prospectus.

     In the case of each Outside Serviced Loan Combination, any expenses under the related other pooling and servicing agreement that are similar to Additional
Trust Fund Expenses described above and that relate to such Outside Serviced
Loan Combination could adversely affect the amounts available for payments on the series 2007-C6 certificates and, to the extent paid out of amounts otherwise distributable to the issuing entity with respect to the related Outside Serviced
Mortgage Loan, should be considered Additional Trust Fund Expenses.

                                      239

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the recipient, general purpose, source and frequency of payments for those fees and expenses:

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

FEES(2)

Master Servicing Fee /     With respect to each and          Compensation     First, out of recoveries of       Monthly
Master Servicers(3)        every underlying mortgage                          interest with respect to the
                           loan, including the Ala                            subject mortgage loan and
                           Moana Portfolio Mortgage Loan                      then, if the subject mortgage
                           and the CGM AmeriCold                              loan and any related REO
                           Portfolio Mortgage Loan, each                      Property has been liquidated,
                           specially serviced mortgage                        out of general collections on
                           loan and each mortgage loan,                       the mortgage pool.
                           if any, as to which the
                           corresponding mortgaged real
                           property has become an REO
                           Property, the master
                           servicing fee will: (a)
                           generally be calculated on
                           the same interest accrual
                           basis (i.e., an Actual/360
                           Basis or a 30/360 Basis) as
                           is applicable to the accrual
                           of interest on the subject
                           mortgage loan; and (b) accrue
                           (at an annual rate that
                           ranges, on a loan-by-loan
                           basis, from 0.01% to 0.145%
                           per annum) on the same
                           principal amount on which
                           interest accrues or is deemed
                           to accrue from time to time
                           with respect to the subject
                           mortgage loan. Master
                           servicing fees with respect
                           to any underlying mortgage
                           loan will include the primary
                           servicing fees payable by a
                           master servicer to any
                           sub-servicer retained thereby
                           with respect to the subject
                           mortgage loan.(4)

Primary Servicing Fee      The applicable master             Compensation     First, out of recoveries of       Monthly
on the Ala Moana           servicer under the series CD                       interest with respect to the
Portfolio Mortgage         2006-CD3 pooling and                               Ala Moana Portfolio Mortgage
Loan/CD 2006-CD3 Master    servicing agreement will be                        Loan and then, if the Ala
Servicer(4)                entitled to receive a primary                      Moana Portfolio Mortgage Loan
                           servicing fee calculated at                        and any related REO Property
                           the rate of 0.01% per annum                        has been liquidated, out of
                           for primary servicing the Ala                      general collections on the
                           Moana Portfolio Mortgage Loan.                     mortgage pool.

                                       240

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

Primary Servicing Fee      The applicable master             Compensation     First, out of recoveries of       Monthly
on the CGM AmeriCold       servicer under the series CD                       interest with respect to the
Portfolio Mortgage         2007-CD4 pooling and                               CGM AmeriCold Portfolio
Loan/CD 2007-CD4 Master    servicing agreement will be                        Mortgage Loan and then, if the
Servicer(4)                entitled to receive a primary                      CGM AmeriCold Portfolio
                           servicing fee calculated at                        Mortgage Loan and any related
                           the rate of 0.01% per annum                        REO Property has been
                           for primary servicing the CGM                      liquidated, out of general
                           AmeriCold Portfolio Mortgage                       collections on the mortgage
                           Loan                                               pool.

Additional Master          o Prepayment Interest             Compensation     Interest payments made by the     Time to
Servicing Compensation       Excesses on underlying                           related mortgagor intended to      time
/ Master Servicers           mortgage loans that are the                      cover interest accrued on the
                             subject of a principal                           subject principal prepayment
                             prepayment in full or in                         with respect to the subject
                             part after their due date                        mortgage loan during the
                             in any collection period.                        period from and after the
                                                                              related due date.

                           o All interest and                Compensation     Interest and investment income    Monthly
                             investment income earned on                      related to the subject
                             amounts on deposit in the                        accounts (net of investment
                             master servicers'                                losses).
                             collection accounts and the
                             Serviced Loan
                             Combination-specific
                             custodial accounts
                             maintained by the master
                             servicers.

                           o All interest and                Compensation     Interest and investment income    Monthly
                             investment income earned on                      related to the subject
                             amounts on deposit in the                        accounts (net of investment
                             servicing accounts, reserve                      losses).
                             accounts and the defeasance
                             account maintained by the
                             master servicers, to the
                             extent not otherwise
                             payable to the borrowers.

Special Servicing Fee /    With respect to each              Compensation     General collections on the        Monthly
Special Servicer           underlying mortgage loan that                      mortgage pool.(9)
                           is being specially serviced
                           or as to which the related
                           mortgaged real property has
                           become an REO Property, the
                           special servicing fee will:
                           (a) generally be calculated
                           on the same interest accrual
                           basis (i.e., an Actual/360
                           Basis or a 30/360 Basis) as
                           is applicable to the accrual
                           of interest on the subject
                           mortgage loan; and (b) accrue
                           at 0.25% per annum on the
                           same principal amount on
                           which interest accrues or is
                           deemed to accrue from time to
                           time with respect to

                                      241

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

                           the subject mortgage loan.(5)

Workout Fee / Special      With respect to each              Compensation     Collections of interest (other    Time to
Servicer                   underlying mortgage loan that                      than Default Interest and          time
                           has been worked-out following                      Post-ARD Additional Interest)
                           a Servicing Transfer Event                         and principal received on the
                           and has not been returned to                       subject mortgage loan.(9)
                           special servicing as a result
                           of a new Servicing Transfer
                           Event, the workout fee will
                           equal 1.0% of each collection
                           of interest (other than
                           Default Interest and Post-ARD
                           Additional Interest) and
                           principal received on the
                           subject mortgage loan for so
                           long as it remains a
                           worked-out mortgage loan.(5)

Liquidation Fee /          With respect to any specially     Compensation     Out of the full, partial or       Time to
Special Servicer           serviced mortgage loan in the                      discounted payoff obtained         time
                           trust fund for which the                           from the related borrower
                           special servicer obtains a                         and/or liquidation proceeds in
                           full, partial or discounted                        respect of the related
                           payoff and with respect to                         specially serviced mortgage
                           any specially serviced                             loan or related REO Property,
                           mortgage loan or REO Property                      as the case may be.(9)
                           in the trust fund for which
                           the special servicer receives
                           any liquidation proceeds, the
                           liquidation fee will equal
                           1.0% of the related payment
                           or proceeds.(5)(6)

Special Servicing Fee,     Comparable to the                 Compensation     Out of the full, partial or      From time
Workout Fee and            corresponding fees under the                       discounted payoff obtained        to time
Liquidation Fee on the     series 2007-C6 pooling and                         from the related borrower
Ala Moana Portfolio        servicing agreement.                               and/or liquidation proceeds in
Mortgage Loan/CD                                                              respect of the Ala Moana
2006-CD3 Special                                                              Portfolio Mortgage Loan if it
Servicer                                                                      is a specially serviced
                                                                              mortgage loan or any related
                                                                              REO Property. (5)(9)

Special Servicing Fee,     Comparable to the                 Compensation     Out of the full, partial or      From time
Workout Fee and            corresponding fees under the                       discounted payoff obtained        to time
Liquidation Fee on the     series 2007-C6 pooling and                         from the related borrower
CGM AmeriCold Portfolio    servicing agreement.                               and/or liquidation proceeds in
Mortgage Loan/CD                                                              respect of the CGM AmeriCold
2007-CD4 Special                                                              Portfolio Mortgage Loan if it
Servicer                                                                      is a specially serviced
                                                                              mortgage loan or any related
                                                                              REO Property. (5)(9)

Additional Special         All interest and investment       Compensation     Interest and investment income    Monthly
Servicing Compensation     income earned on amounts on                        related to the subject
/ Special Servicer         deposit in the special                             accounts (net of investment
                                                                              losses).

                                      242

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

                           servicer's REO Account.

Additional Servicing       o Late payment charges            Compensation     Late payment charges and          Time to
Compensation / Master        and Default Interest                             Default Interest actually           time
Servicers and/or             actually collected with                          collected in respect of the
Special Servicer(7)          respect to any mortgage                          underlying mortgage loans.
                             loan in the trust fund, but
                             only to the extent such
                             late payment charges and
                             Default Interest are not
                             otherwise allocable to
                             reimburse the parties to
                             the series 2007-C6 pooling
                             and servicing agreement
                             for, or to offset, certain
                             expenses of the issuing
                             entity (including interest
                             on advances), each as
                             provided in the series
                             2007-C6 pooling and
                             servicing agreement.

                           o All assumption fees,            Compensation     Related payments made by          Time to
                             assumption application                           mort gagors with respect to         time
                             fees, modification fees,                         the subject mortgage loans.
                             consent fees, extension
                             fees and similar fees
                             actually collected on the
                             underlying mortgage loans
                             and Serviced Non-Trust
                             Loans.

                                      243

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

Trustee and Certificate    With respect to each              Compensation     General collections on the        Monthly
Administrator Fee /        distribution date, an amount                       mortgage pool.
Trustee and Certificate    equal to the aggregate of,
Administrator              with respect to each and
                           every mortgage loan in the
                           trust fund (including the Ala
                           Moana Portfolio Mortgage Loan
                           and the CGM AmeriCold
                           Portfolio Mortgage Loan), one
                           month's interest accrued at
                           0.00048% per annum on the
                           Stated Principal Balance of
                           the subject mortgage loan
                           outstanding immediately prior
                           to such distribution date
                           (calculated on the same
                           interest accrual basis--i.e.,
                           an Actual/360 Basis or a
                           30/360 Basis--as is applicable
                           to the accrual of interest
                           with respect to the subject
                           mortgage loan).

Additional Certificate     All interest and investment       Compensation     Interest and investment income    Monthly
Administrator              income earned on amounts on                        related to the subject
Compensation /             deposit in the certificate                         accounts (net of investment
Certificate                administrator's distribution                       losses).
Administrator              account and interest reserve
                           account.

EXPENSES

Servicing Advances /       To the extent of funds            Reimbursement    Amounts that represent (a)        Time to
Master Servicers,          available, the amount of any       of expenses     payments made by the related       time
Special Servicer or        servicing advances.(13)                            borrower to cover the item for
Trustee                                                                       which such servicing advance
                                                                              was made or (b) liquidation
                                                                              proceeds, condemnation
                                                                              proceeds, insurance proceeds
                                                                              and, if applicable, REO
                                                                              revenues (in each case, if
                                                                              applicable, net of any
                                                                              liquidation fee or workout fee
                                                                              payable therefrom) received in
                                                                              respect of the particular
                                                                              mortgage loan or related REO
                                                                              Property, provided that if a
                                                                              master servicer, special
                                                                              servicer or certificate
                                                                              administrator determines that
                                                                              a servicing advance is not
                                                                              recoverable out of collections
                                                                              on the related underlying
                                                                              mortgage, then such
                                                                              reimbursement will be paid out
                                                                              of general collections on the
                                                                              mortgage pool.(10)(12)

                                      244

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

Interest on Servicing      The amount of interest              Payment of     First, out of Default Interest    Monthly
Advances / Master          calculated at a rate per           interest on     and late payment charges on
Servicers, Special         annum equal to the prime rate       servicing      the related mortgage loan, and
Servicer or Trustee        as published in the "Money           advances      then, after or at the same
                           Rates" section of The Wall                         time that advance is
                           Street Journal, accrued on                         reimbursed, out of general
                           the amount of each                                 collections on the mortgage
                           outstanding servicing                              pool.(10)(12)
                           advance.(13)

P&I Advances / Master      To the extent of funds            Reimbursement    Amounts that represent late       Time to
Servicers and Trustee      available, the amount of any     of P&I advances   collections of interest and        time
                           P&I advances.                       made with      principal (net of related
                                                             respect to the   master servicing fees)
                                                             mortgage pool    received in respect of the
                                                                              related underlying mortgage
                                                                              loan or REO Property as to
                                                                              which such P&I advance was
                                                                              made, provided that if a
                                                                              master servicer or certificate
                                                                              administrator determines that
                                                                              a P&I advance is not
                                                                              recoverable out of collections
                                                                              on the related underlying
                                                                              mortgage, then out of general
                                                                              collections on the mortgage
                                                                              pool.(10)(12)

Interest on P&I            The amount of interest              Payment of     First, out of Default Interest    Monthly
Advances / Master          calculated at a rate per         interest on P&I   and late payment charges on
Servicers and Trustee      annum equal to the prime rate        advances      the related mortgage loan and
                           as published in the "Money                         then, after or at the same
                           Rates" section of The Wall                         time that advance is
                           Street Journal, accrued on                         reimbursed, out of general
                           the amount of each                                 collections on the mortgage
                           outstanding P&I advance.                           pool.(10)(12)

Cost of property           To the extent of funds              Payment of     Out of general collections on     Time to
inspections incurred by    available, the amount of the         expenses      the mortgage pool.(12)             time
special servicer (other    outstanding expenses.
than interest on
servicing advances or
P&I advances, special
servicing fees, workout
fees and liquidation
fees)

                                      245

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

Reimbursement of costs     To the extent of funds            Reimbursement    General collections on the        Time to
and expenses for           available, the costs and           of expenses     mortgage pool.(12)                 time
environmental testing      expenses in connection with
and the remediation of     environmental testing and the
adverse environmental      remediation of adverse
conditions at any          environmental condition at
mortgaged real property    any mortgaged real property
/ Special Servicer         that secures a defaulted
                           mortgage loan in the trust
                           fund (such costs and expenses
                           will be incurred only if the
                           Special Servicer has
                           determined to acquire title
                           or possession of the related
                           mortgaged real property).

Cost of an independent     To the extent of funds              Payment of     General collections on the        Time to
appraiser or other         available, the cost of such          expenses      mortgage pool.(12)                 time
expert in real estate      independent appraiser or
matters                    other expert in real estate
                           matters.

Fees of an independent     To the extent of funds              Payment of     General collections on the        Time to
contractor retained to     available, the amount of the         expenses      mortgage pool.(12)                 time
manage an REO Property     fees of such independent
                           contractor.

Servicing expenses,        To the extent of funds              Payment of     General collections on the        Time to
that would, if advanced    available, the amount of such       servicing      mortgage pool.(12)                 time
by a master servicer or    servicing expense.                   expenses
special servicer,
constitute
nonrecoverable
servicing advances

Amounts payable or         Amounts (other than normal          Payment or     General collections on the        Time to
reimbursable to a          monthly payments)                 reimbursement    mortgage pool.                     time
Serviced Non-Trust Loan    specifically payable or             or amounts
Noteholder                 reimbursable to such party by     payable by the
                           the issuing entity in its         issuing entity
                           capacity as holder of any
                           underlying mortgage loan that
                           is part of a Serviced Loan
                           Combination, pursuant to the
                           terms of the related
                           co-lender or intercreditor
                           agreement.

                                      246

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

Indemnification of         Any cost or expenses in          Indemnification   General collections on the        Time to
expenses in connection     connection with any actions                        mortgage pool.(12)                 time
with the termination       taken by any party to the
and removal of a master    series 2007-C6 pooling and
servicer or the special    servicing agreement with
servicer as a result of    respect to the termination
an Event of Default /      and removal of a master
the applicable party to    servicer or special servicer
the series 2007-C6         following an Event of Default
pooling and servicing      (if not paid by the
agreement                  defaulting party within 90
                           days after notice of such
                           costs and expenses).

Cost of transferring       The cost of transferring           Payment of      General collections on the        Time to
mortgage files and         mortgage files and related          expenses       mortgage pool.                     time
related documents to a     documents to a successor
successor trustee          trustee.
/Trustee

Cost of opinions or        To the extent of funds             Payment of      General collections on the        Time to
advice of counsel /        available, the cost of such         expenses       mortgage pool.(12)                 time
Party incurring such       opinions of counsel or advice
expense                    of counsel.

Payment of any federal,    The amount of any federal,          Payment of     General collections on the        Time to
state and local taxes      state and local taxes imposed       taxes and      mortgage pool.                     time
imposed on the issuing     on the issuing entity, its          related
entity, its assets         assets and/or transactions,         expenses
and/or transactions,       together with all incidental
together with all          costs and expenses.
incidental costs and
expenses, that are
required to be borne by
the trust / Party
incurring such expense

Tax-Related Expenses /     The amount of any                   Payment of     General collections on the        Time to
Tax Administrator          professional fees or expenses        expenses      mortgage pool.                     time
                           related to audits or any
                           administrative or judicial
                           proceedings with respect to
                           the issuing entity that
                           involve the IRS or state tax
                           authorities.

Funds necessary for the    To the extent of funds              Payment of     Amounts on deposit in the         Time to
proper operation,          available, the amount of the         expenses      account established by the         time
management, leasing,       expenses for the proper                            special servicer for the
maintenance and            operation, management,                             retention of revenues and
disposition of any         leasing, maintenance and                           other proceeds derived from
administered REO           disposition of such REO                            such REO Property.(12)
Property/ Special          Property.
Servicer

                                      247

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

The cost or expenses       The amount of such cost or       Indemnification   General collections on the        Time to
incurred in connection     expenses.                          of expenses     mortgage pool, to the extent       time
with determining the                                                          of amounts otherwise payable
identity of the series                                                        with respect to the series
2007-C6 controlling                                                           2007-C6 controlling class.
class representative

The cost of recording      The amount of recording costs.      Payment of     General collections on the        Time to
the series 2007-C6                                              expenses      mortgage pool.                     time
pooling and servicing
agreement

Cost of obtaining          The amount of rating agency         Payment of     General collections on the        Time to
rating confirmations       fees and expenses.                   expenses      mortgage pool.(12)                 time
from the rating
agencies, to the extent
not otherwise payable
by a borrower or a
party to the series
2007-C6 pooling and
servicing agreement

Indemnification            Any loss, liability or           Indemnification   General collections on the        Time to
Expenses/ Trustee,         reasonable "out-of-pocket"                         mortgage pool.(11)(12)             time
Certificate                expense arising out of, or
Administrator and any      incurred in connection with
affiliate, director,       the series 2007-C6 pooling
officer, employee or       and servicing agreement, the
agent of the Trustee or    underlying mortgage loans or
Certificate                the series 2007-C6
Administrator              certificates (provided that
                           such loss, liability or
                           expense constitutes an
                           "unanticipated expense"
                           within the meaning of
                           Treasury regulations section
                           1.860G-1(b)(3)(ii)).

Indemnification            Any loss, liability or           Indemnification   General collections on the        Time to
Expenses/ the              reasonable expense incurred                        mortgage pool.(11)(12)             time
Depositor, the Master      in connection with the series
Servicers or the           2007-C6 pooling and servicing
Special Servicer and       agreement or the series
any affiliate,             2007-C6 certificates.
director, officer,
employee or agent of
the Depositor, a Master
Servicer or the Special
Servicer

Servicing Advances,        Comparable to corresponding      Indemnification   Collections on the Ala Moana     From time
Interest on Servicing      expenses under the series                          Portfolio Mortgage Loan.         to time.
Advances, Interest on      2007-C6 pooling and servicing
Delinquency Advances       agreement.(13)
for Related Non-Trust
Loans, Servicing
Expenses and
Indemnification
Expenses/Parties to CD
2006-

                                       248

TYPE / RECIPIENT                       AMOUNT               GENERAL PURPOSE              SOURCE(1)             FREQUENCY
------------------------------------------------------------------------------------------------------------------------

CD3 Pooling and
Servicing Agreement and
Related Persons

Servicing Advances,        Comparable to corresponding      Indemnification   Collections on the CGM           From time
Interest on Servicing      expenses under the series                          AmeriCold Portfolio Loan          to time
Advances, Servicing        2007-C6 pooling and servicing                      Combination.
Expenses and               agreement.(13)
Indemnification
Expenses/Parties to CD
2007-CD4 Pooling and
Servicing Agreement and
Related Persons

                                      249

----------
(1)  Unless otherwise specified, the fees and expenses shown in this table are paid or reimbursed (or retained by a master servicer, the special servicer, the trustee or certificate administrator in some cases involving amounts owed to any of them) prior to distributions on the certificates.

(2)  If the trustee succeeds to the position of master servicer or special servicer, it will be entitled to receive the same fees and expense reimbursements of the departing master servicer or special servicer, as the case may be, described in this offering prospectus. Any change to the fees and expenses described in this offering prospectus would require an amendment to the series 2007-C6 pooling and servicing agreement. See
     "Description of the Governing Documents--Amendment" in the accompanying base prospectus.

(3)  The master servicing fee for each mortgage loan will include the excess servicing strip, which may be pledged or transferred to a third party, as described under "The Series 2007-C6 Pooling and Servicing
     Agreement--Servicing and Other Compensation and Payment of Expenses--The
     Master Servicing Fee" in this offering prospectus.

(4)  The applicable master servicer under the series CD 2006-CD3 pooling and servicing agreement will be entitled to a primary servicing fee with respect to the Ala Moana Portfolio Mortgage Loan under the series CD
     2006-CD3 pooling and servicing agreement. The applicable master servicer under the series CD 2007-CD4 pooling and servicing agreement will be entitled to a primary servicing fee with respect to the CGM AmeriCold
     Portfolio Mortgage Loan under the series CD 2007-CD4 pooling and servicing agreement. See "Servicing of the Ala Moana Portfolio Mortgage Loan" and
     "Servicing of the CGM AmeriCold Portfolio Mortgage Loan" in this offering prospectus.

(5)  No special servicing fee, workout fee or liquidation fee will be payable with respect to the Ala Moana Portfolio Mortgage Loan or the CGM AmeriCold
     Portfolio Mortgage Loan under the series 2007-C6 pooling and servicing agreement. Instead, such fees will be payable with respect to (i) the Ala
     Moana Portfolio Mortgage Loan under the series CD 2006-CD3 pooling and servicing agreement and (ii) the CGM AmeriCold Portfolio Mortgage Loan under the series CD 2007-CD4 pooling and servicing agreement. See
     "Servicing of the Ala Moana Portfolio Mortgage Loan" and "Servicing of the
     CGM AmeriCold Portfolio Mortgage Loan" in this offering prospectus.

(6)  Circumstances as to when a liquidation fee is not payable are set forth under "The Series 2007-C6 Pooling and Servicing Agreement--Servicing and
     Other Compensation and Payment of Expenses--Principal Special Servicing
     Compensation--The Liquidation Fee" in this offering prospectus.

(7)  Allocable between the master servicers and the special servicer as provided in the series 2007-C6 pooling and servicing agreement.

(8)  Expenses incurred by the issuing entity in connection with the payment of the subject fee may be offset by Default Interest and late payment charges received on the related underlying mortgage loan.

(9)  If the subject underlying mortgage loan is part of a Loan Combination, the subject fee may, to the extent permitted by the related co-lender agreement, be paid out of or offset by amounts otherwise payable to the holder of a related Subordinate Non-Trust Mortgage Loan, if any.

(10) See "The Series 2007-C6 Pooling and Servicing Agreement--Advances" in this offering prospectus for a more detailed discussion regarding reimbursement of, and payment of interest on, advances.

(11) In general, none of the above specified persons will be entitled to indemnification for (a) any liability specifically required to be borne thereby pursuant to the terms of the series 2007-C6 pooling and servicing agreement, or (b) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the series 2007-C6 pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the series
     2007-C6 pooling and servicing agreement, or (c) any loss, liability or expense that constitutes an advance the reimbursement of which has otherwise been provided for under the series 2007-C6 pooling and servicing agreement, or (d) allocable overhead. For further information, see
     "Description of the Governing Documents--Rights, Protections, Indemnities
     and Immunities of the Trustee" and "--Matters Regarding the Master
     Servicers, the Special Servicer, the Manager and Us" in the accompanying base prospectus.

(12) If the subject underlying mortgage loan is part of a Serviced Loan
     Combination, the subject expense may, to the extent permitted by the related co-lender agreement, be paid out of or offset by amounts otherwise payable to the holder of a related Subordinate Non-Trust loan.

(13) See "Description of the Mortgage Pool--The Loan Combinations" and
     "Servicing of the Ala Moana Portfolio Mortgage Loan," and "Servicing of the
     CGM AmeriCold Portfolio Mortgage Loan" in this offering prospectus.

                                       250

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

     Certificateholder Reports. Based solely on historical information provided on a one-time basis by the respective mortgage loan sellers and information provided in monthly reports prepared by the master servicers and the special servicer, and in any event delivered to the certificate administrator, the certificate administrator will be required to provide or otherwise make available as described under "--Information Available Electronically" below, on each distribution date, to each registered holder of an offered certificate and, upon request, to each beneficial owner of an offered certificate held in book-entry form that is identified to the reasonable satisfaction of the certificate administrator, a distribution date statement substantially in the form of Annex D to this offering prospectus.

     Monthly, the special servicer will deliver or cause to be delivered to the applicable master servicer the following reports, among others, with respect to the specially serviced mortgage loans and any REO Properties in the trust fund, providing the required information (as of the end of the preceding calendar month): (i) a CMSA property file; (ii) a CMSA comparative financial status report; (iii) a CMSA financial file; (iv) a CMSA special servicer loan file; (v)
a CMSA historical loan modification and corrected mortgage loan report; (vi) a
CMSA REO status report; (vii) a CMSA loan level reserve/LOC report; and (viii) a
CMSA delinquent loan status report.

     Monthly, the master servicers will be required to furnish to the certificate administrator the CMSA loan periodic update file providing the required information for the mortgage loans as of the related determination date.

     Monthly (beginning in November 2007), each master servicer will be required to deliver or cause to be delivered to the certificate administrator (in electronic format acceptable to that master servicer and the certificate administrator) the following reports, among others, with respect to the applicable portion of the mortgage pool: (A) the most recent CMSA historical loan modification and corrected mortgage loan report and CMSA REO status report received from the special servicer; (B) a CMSA property file, a CMSA comparative financial status report and a CMSA financial file, each with the required information as of the end of the preceding calendar month (in each case combining the reports prepared by the special servicer and the applicable master servicer); (C) a CMSA loan level reserve/LOC report, a CMSA delinquent loan status report and a CMSA advance recovery report, each with the required information as of such determination date (in each case combining the reports prepared by the special servicer and the applicable master servicer); and (D) a
CMSA servicer watch list with the required information as of such determination date.

     Each master servicer will be entitled, absent manifest error, to conclusively rely on the reports to be provided by the special servicer as described above. The certificate administrator will be entitled, absent manifest error, to conclusively rely on the CMSA loan periodic update file to be provided by the master servicers. In the case of information or reports to be furnished by a master servicer to the certificate administrator, to the extent that such information is based on reports to be provided by the special servicer and to the extent that such reports are to be prepared and delivered by the special servicer, that master servicer will have no obligation to provide such information or reports until it has received such information or reports from the special servicer, and that master servicer will not be in default due to a delay in providing the reports to the extent caused by the special servicer's failure to timely provide any report.

     In addition, the special servicer with respect to each specially serviced mortgage loan and REO Property, and the applicable master servicer with respect to each non-specially serviced mortgage loan, will each prepare or, if previously prepared, update an operating statement analysis report for the related mortgaged real property or REO Property, as the case may be. Subject to the conditions set forth in the last paragraph under "--Reports to
Certificateholders; Available Information--Other Information" below, the applicable master servicer and the special servicer will make available to the certificate administrator, the series 2007-C6 controlling class representative, any certificateholder, certificate owner or prospective certificateholder or certificate owner (or licensed or registered investment adviser representing such person), in each case upon request, all of the operating statement analysis reports so prepared or updated; provided, that if the requesting party is a certificateholder,

                                       251

certificate owner or prospective certificateholder or certificate owner (or licensed or registered investment adviser representing such person), a master servicer or the special servicer, as the case may be, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing any copies. See "The series 2007-C6 Pooling and Servicing
Agreement--Inspections; Collection of Operating Information" in this offering prospectus.

     Each CMSA file or report will be substantially in the form of, and contain the information called for in, the downloadable form of that file or report available as of the date of the initial issuance of the series 2007-C6 certificates on the CMSA website, currently located at www.cmbs.org, or in such other form for the presentation of that information and containing such additional information as may from time to time be approved by the CMSA for commercial mortgage-backed securities transactions generally and as adopted by the master servicers and the special servicer.

     Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the certificate administrator as if you were a registered certificateholder, provided that you deliver a written certification to the certificate administrator confirming your beneficial ownership in the offered certificates.
Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the certificate administrators' internet website. Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicers, the special servicer, the trustee, the certificate administrator and the series 2007-C6 certificate registrar are required to recognize as certificateholders only those persons in whose names the series
2007-C6 certificates are registered on the books and records of the certificate registrar.

     Information Available Electronically. On each distribution date, the certificate administrator will make available to Privileged Persons via its internet website, which is currently located at "www.etrustee.net," (i) the monthly distribution date statement, (ii) the CMSA loan periodic update file,
CMSA loan setup file, CMSA bond file and CMSA collateral summary file, (iii) the
Unrestricted Servicer Reports, (iv) as a convenience for Privileged Persons (and not in furtherance of the distribution thereof under the securities laws), the related offering prospectus, the accompanying base prospectus and the series
2007-C6 pooling and servicing agreement, and (v) any other items at our request.
In addition, on or prior to each distribution date, the certificate administrator will make available via its internet website, on a restricted basis, (i) the Restricted Servicer Reports, (ii) the CMSA property file and
(iii) any other items at the request of the Depositor. The certificate administrator will provide access to such restricted reports, upon request, to each Privileged Person.

     The certificate administrator will not be obligated to make any representation or warranty as to the accuracy or completeness of any report, document or other information made available on its internet website and will assume no responsibility therefor. In addition, the certificate administrator may disclaim responsibility for any information distributed by the certificate administrator for which it is not the original source.

     The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports filed or furnished with respect to the issuing entity pursuant to section 13(a) or 15(d) of the
Exchange Act (to the extent filed by or furnished to the certificate administrator) will be made available on the website of the certificate administrator as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. See "Description of the
Certificates--Incorporation of Certain Documents by Reference; Reports Filed
with the SEC" in the accompanying base prospectus.

     The certificate administrator will provide to each person, including any beneficial owner, to whom the accompanying base prospectus is delivered in connection with any offered certificates, free of charge upon written request, a copy of any and all of the information (in its possession or delivered by us to the certificate

                                       252

administrator) that is incorporated by reference in the accompanying base prospectus but not delivered with the accompanying base prospectus. Such information will be delivered electronically by the certificate administrator.
Requests for this information should be made to the certificate administrator at its corporate trust office at LaSalle Bank National Association: 135 South
LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global
Securities and Trust Services - Citigroup Commercial Mortgage Trust 2007-C6,
Series 2007-C6.

     In connection with providing access to its internet website, the certificate administrator may require registration and the acceptance of a disclaimer. The certificate administrator will not be liable for the dissemination of information in accordance with, and in compliance with the terms of, the series 2007-C6 pooling and servicing agreement.

     The master servicers and the special servicer may, but are not required to, each make available on or prior to the distribution date in each month to any interested party via its internet website (i) the monthly distribution date statement, (ii) as a convenience for interested parties (and not in furtherance of the distribution thereof under the securities laws), the series 2007-C6 pooling and servicing agreement, the accompanying base prospectus and the related offering prospectus and (iii) any other items at our request. In addition, the master servicers and the special servicer may, but are not required to, each make available each month via its internet website (i) to any interested party, the Unrestricted Servicer Reports, the CMSA loan setup file and the CMSA loan periodic update file, and (ii) to any Privileged Person, with the use of a password provided by the applicable master servicer, the Restricted
Servicer Reports, the CMSA financial file and the CMSA property file. Any
Restricted Servicer Report or Unrestricted Servicer Report that is not available on the applicable master servicer's internet website as described in the immediately preceding sentence by 5:00 p.m. (New York City time) on the related distribution date, will be provided (in electronic format, or if electronic mail is unavailable, by facsimile) by the applicable master servicer, upon request, to any person otherwise entitled to access such report on the applicable master servicer's internet website.

     In connection with providing access to a master servicer's or the special servicer's internet website, that master servicer or the special servicer, as applicable, may require registration and the acceptance of a disclaimer.

     Other Information. The series 2007-C6 pooling and servicing agreement will obligate the master servicers (with respect to the items listed in clauses 1, 2
(other than monthly distribution date statements, the related offering prospectus and the accompanying base prospectus), 3, 5, 6, 8, 9, 10, 11 and 12), the special servicer (with respect to the items in clauses 3, 7, 8 (with respect to specially serviced mortgage loans), 9 and 10) and the certificate administrator (with respect to the items in clauses 2, 3, 4 and 9 below and to the extent any other items are in its possession) to make available at their respective offices, upon ten days' prior written request and during normal business hours, for review by any holder or beneficial owner of an offered certificate or any person identified to the applicable master servicer, the special servicer or the certificate administrator, as the case may be, as a prospective transferee of an offered certificate or any interest in an offered certificate (or a licensed or registered investment adviser representing a prospective purchaser), originals or copies of, among other things, the following items:

     1.   the series 2007-C6 pooling and servicing agreement, including exhibits, and any amendments to the series 2007-C6 pooling and servicing agreement;

     2.   the related offering prospectus and the accompanying base prospectus, all monthly distribution date statements delivered, or otherwise electronically made available, to series 2007-C6 certificateholders since the date of initial issuance of the offered certificates, and all reports, statements and analyses delivered, as described under the heading "--Reports to Certificateholders; Available
          Information--Certificateholder Reports" above, by the subject master servicer since the date of initial issuance of the offered certificates;

                                       253

     3.   all statements of compliance delivered to the certificate
          administrator by the applicable master servicer and/or the special servicer (in the case of a master servicer and the special servicer, only with respect to statements of compliance delivered by that party)
          since the Issue Date, as described under "The Series 2007-C6 Pooling and Servicing Agreement--Evidence as to Compliance" in this offering prospectus;

     4.   all assessment of compliance reports and attestation reports delivered to the certificate administrator with respect to a master servicer and/or the special servicer since the date of initial issuance of the offered certificates, as described under "The Series 2007-C6 Pooling and Servicing Agreement--Evidence as to Compliance" in this offering prospectus;

     5.   the most recent inspection report with respect to each mortgaged real property for an underlying mortgage loan (other than the Ala Moana
          Portfolio Mortgage Loan and the CGM AmeriCold Portfolio Mortgage Loan)
          prepared by the subject master servicer or received by the subject master servicer from the special servicer and any environmental assessments prepared, in each case as described under "The Series
          2007-C6 Pooling and Servicing Agreement--Inspections; Collection of
          Operating Information" in this offering prospectus;

     6.   the most recent annual operating statement and rent roll for each mortgaged real property for an underlying mortgage loan (other than the Ala Moana Portfolio Mortgage Loan and the CGM AmeriCold Portfolio
          Mortgage Loan) collected or otherwise received by the subject master servicer as described under "The Series 2007-C6 Pooling and Servicing
          Agreement--Inspections; Collection of Operating Information" in this offering prospectus;

     7.   any and all modifications, waivers and amendments of the terms of an underlying mortgage loan (other than the Ala Moana Portfolio Mortgage
          Loan and the CGM AmeriCold Portfolio Mortgage Loan) entered into by the special servicer and the asset status report prepared pursuant the series 2007-C6 pooling and servicing agreement;

     8.   all of the servicing files with respect to the underlying mortgage loans that the subject master servicer is servicing (other than the
          Ala Moana Portfolio Mortgage Loan and the CGM AmeriCold Portfolio
          Mortgage Loan), exclusive of any items therein that may not be disclosed by reason of contract or applicable law;

     9.   any and all officers' certificates and other evidence delivered by a master servicer or the special servicer, as the case may be (and only with respect to officer's certificates delivered by that party), to support its determination that any advance was, or if made, would be, a Nonrecoverable Advance, including appraisals affixed thereto and any required appraisal;

     10.  all CMSA operating statement analyses and CMSA NOI adjustment worksheets maintained by the subject master servicer or the special servicer (and only with respect to those items maintained by that party);

     11.  all reports and files received by the applicable master servicer with respect to the Ala Moana Portfolio Mortgage Loan under the related co-lender agreement or the series CD 2006-CD3 pooling and servicing agreement; and

     12.  all reports and files received by the applicable master servicer with respect to the CGM AmeriCold Portfolio Mortgage Loan under the related co-lender agreement or the series CD 2007-CD4 pooling and servicing agreement.

                                       254

Copies of any and all of the foregoing items will be available from the master servicers, the special servicer or the certificate administrator, as the case may be, upon request. However, the applicable master servicer, the special servicer or the certificate administrator, as the case may be, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies, unless the party requesting such copies is any of the rating agencies.

     In connection with providing access to or copies of the items described above, the certificate administrator, a master servicer or the special servicer, as applicable, may require:

     o    in the case of a holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in the form attached to the series 2007-C6 pooling and servicing agreement or otherwise reasonably acceptable to the certificate administrator, the applicable master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a holder or beneficial owner of offered certificates and will keep the information confidential; and

     o    in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate (or a licensed or registered investment adviser representing a prospective purchaser), confirmation executed by the requesting person or entity, in the form attached to the series 2007-C6 pooling and servicing agreement or otherwise reasonably acceptable to the certificate administrator, the applicable master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates (or a licensed or registered investment adviser representing a prospective purchaser), is requesting the information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

     In addition, any holder of an offered certificate will be deemed, by virtue of its acceptance of that certificate, to keep confidential any information received by it from the certificate administrator, the applicable master servicer or the special servicer as described above.

VOTING RIGHTS

     The voting rights for the series 2007-C6 certificates will be allocated among the respective classes of those certificates as follows:

     o    96.0% of the voting rights will be allocated among the holders of the various classes of series 2007-C6 certificates that have principal balances, pro rata in accordance with those principal balances;

     o    4.0% of the voting rights will be allocated among the holders of the class X certificates, pro rata in accordance with their respective total notional amounts; and

     o    0.0% of the voting rights will be allocated among the holders of the class R and Y certificates.

provided that, solely for the purpose of determining the voting rights of the classes of series 2007-C6 certificates specified in the first bullet, Appraisal
Reduction Amounts (determined as set forth herein) will be treated as Realized
Losses with respect to the calculation of the total principal balances of such certificates (but Appraisal Reduction Amounts will not reduce the total principal balance of any class for purposes of determining the series 2007-C6 controlling class, the series 2007-C6 controlling class representative or the
Majority Controlling Class Certificateholder).

                                       255

     Voting rights allocated to a class of series 2007-C6 certificateholders will be allocated among those certificateholders in proportion to their respective percentage interests in that class.

TERMINATION

     The obligations created by the series 2007-C6 pooling and servicing agreement will terminate following the earliest of:

     1.   the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust fund; and

     2.   the purchase of all of the mortgage loans and REO Properties remaining in the trust fund by the Majority Controlling Class Certificateholder, the special servicer, or a master servicer, in that order of preference.

     Written notice of termination of the series 2007-C6 pooling and servicing agreement will be given to each series 2007-C6 certificateholder. The final payment with respect to each series 2007-C6 certificate will be made only upon surrender and cancellation of that certificate at the office of the series
2007-C6 certificate registrar or at any other location specified in the notice of termination.

     Any purchase by the Majority Controlling Class Certificateholder, the
special servicer or a master servicer of all the mortgage loans and REO
Properties remaining in the trust fund is required to be made at a price equal to:

     o    the sum of--

          1.   the total Stated Principal Balance of all the mortgage loans then included in the trust fund, other than any mortgage loans as to which the mortgaged real properties have become REO Properties, together with--

               (a)  all unpaid and unadvanced interest, other than Default
                    Interest and Post-ARD Additional Interest, on those mortgage loans up to, but not including their respective due dates in the related collection period, and

               (b)  all unreimbursed advances for those mortgage loans, together with any interest on those advances owing to the parties
                    that made them, and

          2.   the appraised value of all REO Properties then included in the trust fund, as determined by an appraiser selected by the master servicers and approved by the certificate administrator; minus

     o    if the purchaser is a master servicer or the special servicer, the aggregate amount of unreimbursed advances made by that servicer, together with any interest accrued and payable to that servicer in respect of unreimbursed advances in accordance with the series 2007-C6 pooling and servicing agreement and any unpaid master servicing fees or special servicing fees, as applicable, remaining outstanding (which items shall be deemed to have been paid or reimbursed to the applicable master servicer or the special servicer, as the case may be, in connection with such purchase).

     That purchase will result in early retirement of the then outstanding series 2007-C6 certificates. However, the right of the Majority Controlling
Class Certificateholder, the special servicer or a master servicer to make the purchase is subject to the requirement that the total Stated Principal Balance of the mortgage pool, be

                                       256

less than 1.0% of the initial total principal balance of all the series 2007-C6 certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the series 2007-C6 certificateholders, will constitute part of the Total Available P&I Funds for the final distribution date.

     In addition, following the date on which the total principal balance of the class A-1, A-2, A-2FL, A-3, A-3B, A-SB, A-4, A-1A, A-M, A-MFL, A-J, A-JFL, B, C,
D, E, F, G, H, J and K certificates are reduced to zero, the issuing entity may also be terminated, with the consent of 100 percent of the remaining series
2007-C6 certificateholders (other than the class R certificateholders) and subject to such additional conditions as may be set forth in the series 2007-C6 pooling and servicing agreement, in connection with the exchange of all the remaining series 2007-C6 certificates for all the mortgage loans and foreclosure properties held by the issuing entity at the time of the exchange.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

     General. The yield on any offered certificate will depend on:

     o    the price at which the certificate is purchased by an investor, and

     o    the rate, timing and amount of payments on the certificate.

     The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things,

     o    the pass-through rate for the certificate, which will be fixed or variable, as described in this offering prospectus,

     o    the rate and timing of principal payments, including principal prepayments, and other principal collections on the underlying mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance or notional amount, as applicable, of the certificate,

     o    the rate, timing and severity of Realized Losses and Additional Trust
          Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance or notional amount, as applicable, of, or the total payments on, the certificate, and

     o    the timing and severity of any Net Aggregate Prepayment Interest
          Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

     See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this offering prospectus and "--Rate and Timing of Principal Payments" below.

     Pass-Through Rates. If the pass-through rate applicable to any class of offered certificates is equal to, based upon or limited by the Weighted Average
Pool Pass-Through Rate from time to time, then the yield on those offered certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of the underlying mortgage loans following default.

                                       257

     See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this offering prospectus and "--Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to maturity of the class X certificates will be extremely sensitive to, and the yield to maturity of any other offered certificates purchased at a discount or a premium will be affected by, the rate and timing of principal payments made in a reduction of the principal balances of those certificates. In turn, the rate and timing of principal payments that are applied or otherwise result in reduction of the principal balance or notional amount of any offered certificate will be directly related to the rate and timing of principal payments on or with respect to the underlying mortgage loans. Finally, the rate and timing of principal payments on or with respect to the underlying mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of underlying mortgage loans from the trust.

     Prepayments and other early liquidations of the underlying mortgage loans will result in payments on the series 2007-C6 certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to accelerate the rate at which the total notional amount of the class X certificates is reduced and further tend to shorten the weighted average lives of the offered certificates with principal balances. Defaults on the underlying mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the underlying mortgage loans and, accordingly, on the series 2007-C6 certificates, while work-outs are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of the offered certificates with principal balances. In addition, the ability of a borrower under an ARD Loan, to repay that loan on the related anticipated repayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, a borrower under an ARD Loan may have little incentive to repay its mortgage loan on the related anticipated repayment date if then prevailing interest rates are relatively high. Accordingly, there can be no assurance that any ARD Loan included in the trust fund will be paid in full on its anticipated repayment date.

     The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the underlying mortgage loans are in turn paid or otherwise result in a reduction of the principal balance or notional amount of the certificate. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase class X certificates, or if you otherwise purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

     The yield to investors on the class X certificates will be highly sensitive to the rate and timing of principal payments, including prepayments, on the underlying mortgage loans. A payment of principal on the underlying mortgage loans that is, in turn, applied in reduction of the total principal balance of any class of series 2007-C6 principal balance certificates may result in a reduction in the total notional amount of the class X certificates. If you are considering the purchase of class X certificates, you should consider the risk that an extremely rapid rate of payments and other collections of principal on or with respect to the underlying mortgage loans could result in your failure to fully recover your initial investment.

     In the event that prepayments and other early liquidations occur with respect to underlying mortgage loans that have relatively high net mortgage interest rates, the Weighted Average Pool Pass-Through Rate would decline, which could, in turn, adversely affect the yield on any offered certificate with a variable or capped pass-through rate. In addition, the pass-through rate for, and the yield on, the class X certificates will vary with

                                       258

changes in the relative sizes of the respective components that make up the related total notional amount of that class, with each of those components consisting of the total principal balance, or a designated portion of the total principal balance, of a class of series 2007-C6 principal balance certificates.

     Because the rate of principal payments on or with respect to the underlying mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

     Even if they are collected and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the underlying mortgage loans.

     Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the underlying mortgage loans will affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates and, in the case of offered certificates with principal balances, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates. Delinquencies on the underlying mortgage loans, unless covered by monthly debt service advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month.

     If--

     o    you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, and

     o    the additional losses result in a reduction of the total payments on or the principal balance or notional amount, as applicable, of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

     The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on or the principal balance or notional amount, as applicable, of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

     A reduction of the total principal balance of a class of series 2007-C6 principal balance certificates caused by a Realized Loss with respect to the underlying mortgage loans or an Additional Trust Fund Expense will result in a reduction in the total notional amount of the class X certificates.

     Even if losses on the underlying mortgage loans do not result in a reduction of the total payments on or the principal balance or notional amount, as applicable, of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and/or yield to maturity of, your offered certificates.

     In addition, if a master servicer, the special servicer or the trustee reimburses itself out of general collections on the mortgage pool for any advance that it has determined is not recoverable out of collections on the related underlying mortgage loan, then that advance (together with accrued interest thereon) will be deemed, to the fullest extent permitted, to be reimbursed out of payments and other collections of principal on the underlying mortgage loans that would otherwise constitute part of the Total Available P&I
Funds, prior to being deemed reimbursed out of payments and other collections of interest on the underlying mortgage loans otherwise that would otherwise constitute part of the Total Available P&I Funds. As a result, the Total
Principal Distribution Amount for the corresponding distribution date would be reduced, to not less than zero, by the

                                       259

amount of any such reimbursement. Accordingly, any such reimbursement would have the effect of reducing current payments of principal to any holders of the offered certificates otherwise entitled thereto.

     The Effect of Loan Groups. The mortgage pool has been divided into two loan groups for purposes of calculating distributions on certain classes of the offered certificates and the class A-2FL REMIC regular interest. As a result, the holders of the class A-1, A-2, A-3, A-3B, A-SB and A-4 certificates will be very affected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 1 and, in the absence of significant losses on the mortgage pool, should be largely unaffected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 2. In addition, the holders of the class A-1A certificates will be very affected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 2 and, prior to the retirement of the class
A-1, A-2, A-2FL, A-3, A-3B, A-SB and A-4 certificates, in the absence of significant losses on the mortgage pool, should be largely unaffected by the rate, timing and amount of payments and other collections of principal on, and by delinquencies and defaults on, the mortgage loans in loan group no. 1.
Investors should take this into account when reviewing this "Yield and Maturity
Considerations" section.

     Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans included in the trust fund:

     o    prevailing interest rates;

     o    the terms of the mortgage loans, including--

          1.   provisions that require the payment of prepayment premiums and yield maintenance charges,

          2.   provisions that impose prepayment lock-out periods, and

          3.   amortization terms that require balloon payments;

     o    the demographics and relative economic vitality of the areas in which the related mortgaged real properties are located;

     o    the general supply and demand for commercial and multifamily rental space and manufactured housing community pads of the type available at the related mortgaged real properties in the areas in which those properties are located;

     o    the quality of management of the mortgaged real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     See "Risk Factors," "Description of the Mortgage Pool," "The Series 2007-C6
Pooling and Servicing Agreement," "Servicing of the Ala Moana Portfolio Mortgage
Loan" and "Servicing of the CGM AmeriCold Portfolio Mortgage Loan" in this offering prospectus and "Description of the Governing Documents" and "Yield and
Maturity Considerations" in the accompanying base prospectus.

                                       260

     The rate of prepayment on the mortgage loans included in the trust fund is likely to be affected by prevailing market interest rates for real estate loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan.
Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan. Assuming prevailing market interest rates exceed the revised mortgage interest rate at which an ARD Loan accrues interest following its anticipated repayment date, the primary incentive for the related borrower to prepay the mortgage loan on or before its anticipated repayment date is to give the borrower access to excess cash flow, all of which, net of the minimum required debt service, approved property expenses and any required reserves, must be applied to pay down principal of the mortgage loan. Accordingly, there can be no assurance that any ARD Loan in the trust fund will be prepaid on or before its anticipated repayment date or on any other date prior to maturity.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some underlying borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some underlying borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

     A number of the underlying borrowers are partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

     We make no representation or warranty regarding:

     o    the particular factors that will affect the rate and timing of prepayments and defaults on the underlying mortgage loans;

     o    the relative importance of those factors;

     o    the percentage of the total principal balance of the underlying mortgage loans that will be prepaid or as to which a default will have occurred as of any particular date; or

     o    the overall rate of prepayment or default on the underlying mortgage loans.

     Unpaid Interest. If the portion of the Total Available P&I Funds payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for that class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to the Total Available P&I Funds on those subsequent distribution dates and the priority of payments described under
"Description of the Offered Certificates--Payments--Priority of Payments" in
this offering prospectus. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

     Delay in Payments. Because monthly payments will not be made on the offered certificates until several days after the due dates for the underlying mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

                                       261

PREPAYMENT MODELS

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this offering prospectus is the Constant Prepayment
Rate or CPR model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then outstanding principal balance of the subject mortgage loan(s). The CPR model does not purport to be either an historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans. We do not make any representations about the appropriateness of the CPR model.

YIELD SENSITIVITY OF THE CLASS X CERTIFICATES

     The yield to investors on the class X certificates will be highly sensitive to the rate and timing of principal payments, including prepayments, on the
Mortgage Loans. If you are contemplating an investment in the class X certificates, you should fully consider the associated risks, including the risk that an extremely rapid rate of prepayment and/or liquidation of the Mortgage
Loans could result in your failure to fully recover your initial investment.

     The table set forth on Annex C-1 to this offering prospectus shows pre-tax corporate bond equivalent yields for the class X certificates based on the
Maturity Assumptions (except to the extent otherwise indicated in Annex C-1), and further assuming the specified purchase prices and the indicated prepayment scenarios. Those assumed purchase prices are, in each case--

     o    expressed as a percentage of the initial total notional amount of the class X certificates, and

     o    exclusive of accrued interest.

     The yields set forth in the table on Annex C-1 to this offering prospectus with respect to the class X certificates were calculated by:

     o    determining the monthly discount rate that, when applied to the assumed stream of cash flows to be paid on the class X certificates, would cause the discounted present value of that assumed stream of cash flows to equal--

          1.   each of the assumed purchase prices for the class X certificates, plus

          2.   accrued interest at the initial pass-through rate for the class X certificates from and including July 1, 2007 to but excluding an assumed settlement date of July 31, 2007; and

     o    converting those monthly discount rates to corporate bond equivalent rates.

     Those calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments on their class X certificates. Consequently, they do not purport to reflect the return on any investment on the class X certificates when reinvestment rates are considered.

     There can be no assurance that--

     o    the Mortgage Loans will prepay in accordance with the assumptions used in preparing the table on Annex C-1 to this offering prospectus,

                                       262

     o    the Mortgage Loans will prepay as assumed at any of the rates shown in the table on Annex C-1 to this offering prospectus,

     o    the Mortgage Loans will not experience losses,

     o    the Mortgage Loans will not be liquidated during any applicable prepayment lockout period or during any other period that prepayments are assumed not to occur,

     o    the cash flows on the class X certificates will correspond to the cash flows shown in this offering prospectus, or

     o    the purchase price of the class X certificates will be as assumed.

It is unlikely that the Mortgage Loans will prepay as assumed at any of the specified percentages of CPR until maturity or that all of those Mortgage Loans will so prepay at the same rate. Actual yields to maturity for investors in the class X certificates may be materially different than those indicated with respect to that class in the table on Annex C-1 to this offering prospectus.
Timing of changes in rate of prepayments and other liquidations may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments and other liquidations is consistent with the expectations of investors. You must make your own decisions as to the appropriate prepayment, liquidation and loss assumptions to be used in deciding whether to purchase any of the class X certificates.

WEIGHTED AVERAGE LIVES

     The weighted average life of any offered certificate with a principal balance refers to the average amount of time that will elapse from the Issue
Date until each dollar to be applied in reduction of the principal balance of that certificate is distributed to the investor. For purposes of this offering prospectus, the weighted average life of any offered certificate with a principal balance is determined as follows:

     o    multiply the amount of each principal payment on the certificate by the number of years or any fraction thereof from the assumed settlement date to the related distribution date;

     o    sum the results; and

     o    divide the sum by the total amount of the reductions in the principal balance of the certificate.

     Accordingly, the weighted average life of any offered certificate with a principal balance will be influenced by, among other things, the rate at which principal of the underlying mortgage loans is paid or otherwise collected or advanced and the extent to which those payments, collections and/or advances of principal are in turn applied in reduction of the principal balance of that certificate.

     As described in this offering prospectus, the Total Principal Distribution
Amount for each distribution date will be allocated among the respective classes of the series 2007-C6 certificates (in the case of a Floating Rate Class, through the corresponding REMIC regular interest) as described under
"Description of the Offered Certificates--Payments--Payments of Principal" and
"--Payments--Priority of Payments" in this offering prospectus. Because of the order in which the Total Principal Distribution Amount is applied, the weighted average lives of some classes of offered certificates may be shorter, and the weighted average lives of the other classes of offered certificates with principal balances may be longer, than would otherwise be the case if the principal payment amount for each distribution date was being paid on a pro rata basis among the respective classes of series 2007-C6 certificates with principal balances.

                                       263

     The tables set forth in Annex C-2 to this offering prospectus show with respect to each class of offered certificates with principal balances--

     o    the weighted average life of that class, and

     o    the percentage of the initial total principal balance of that class that would be outstanding after each of the specified dates, based upon each of the indicated levels of CPR and the Maturity Assumptions.

     We make no representation that--

     o    the mortgage loans (or any particular group of underlying mortgage loans) in the trust fund will prepay in accordance with the assumptions set forth in this offering prospectus at any of the CPRs shown or at any other particular prepayment rate,

     o    all the mortgage loans (or any particular group of underlying mortgage loans) in the trust fund will prepay in accordance with the assumptions set forth in this offering prospectus at the same rate, or

     o    mortgage loans in the trust fund that are in a lock-out/defeasance period, a yield maintenance period or declining premium period will not prepay as a result of involuntary liquidations upon default or otherwise.

                                LEGAL PROCEEDINGS

     There are no legal proceedings pending against us, the sponsors, the trustee, the certificate administrator, the issuing entity, any master servicer or the special servicer, or to which any property of the foregoing parties are subject, that is material to the series 2007-C6 certificateholders, nor do we have actual knowledge of any proceedings of this type contemplated by governmental authorities.

                                 USE OF PROCEEDS

     Substantially all of the proceeds from the sale of the offered certificates will be used by us to--

     o    purchase the mortgage loans that we will include in the issuing entity, and

     o    pay expenses incurred in connection with the issuance of the series
          2007-C6 certificates.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     Upon the issuance of the offered certificates, Thacher Proffitt & Wood LLP, as counsel to the depositor, will deliver its opinion generally to the effect that, assuming compliance with the series 2007-C6 pooling and servicing agreement, the series CD 2006-CD3 pooling and servicing agreement and the series
CD 2007-CD4 pooling and servicing agreement, and subject to any other assumptions set forth in the opinion, each REMIC created by the issuing entity in compliance with the terms of the series 2007-C6 pooling and servicing agreement will qualify as a REMIC under Section 860A through 860G of the
Internal Revenue Code. In addition, in the

                                       264

opinion of Thacher Proffitt & Wood LLP: (i) the portion of the trust fund consisting of the Post-ARD Additional Interest collected on any ARD Loan will be treated as a grantor trust for federal income tax purposes under subpart E, part
I of subchapter J of chapter 1 of the Internal Revenue Code, and the class Y certificates will evidence beneficial ownership interests in that grantor trust;
and (ii) with respect to each Floating Rate Class, the corresponding REMIC regular interest, the related interest rate swap agreement and the applicable subaccount of the certificate administrator's floating rate account will be treated as a grantor trust for federal income tax purposes under subpart E, part
I of subchapter J of chapter 1 of the Internal Revenue Code, and the applicable
Floating Rate Certificates will represent undivided beneficial ownership interests in that grantor trust.

     The assets of REMIC I will generally include--

     o    the underlying mortgage loans,

     o    any REO Properties acquired on behalf of the series 2007-C6 certificateholders,

     o    the master servicers' collection accounts,

     o    the master servicers' Serviced Loan Combination-specific custodial accounts (exclusive of amounts on deposit therein allocable to the related Serviced Non-Trust Loan(s)),

     o    the special servicer's REO account, and

     o    the certificate administrator's distribution account and interest reserve account.

     For federal income tax purposes,

     o    the class A-1, A-2, A-3, A-3B, A-SB, A-4, A-1A, A-M, A-J, B, C, D, E,
          F, X, G, H, J, K, L, M, N, O, P, Q and S certificates and the class
          A-2FL, A-MFL and A-JFL REMIC regular interests will evidence or be, as the case may be, the regular interests in, and will generally be treated as debt obligations of, a REMIC;

     o    the class R certificates will evidence the sole class of residual interests in each REMIC created by the issuing entity in compliance with the terms of the series 2007-C6 pooling and servicing agreement;

     o    each Floating Rate Class will represent undivided beneficial ownership interests in the grantor trust consisting of the corresponding REMIC regular interest, the related interest rate swap agreement and the applicable subaccount of the certificate administrator's floating rate account; and

     o    the class Y certificates will represent undivided beneficial ownership interests in the grantor trust consisting of any Post-ARD Additional
          Interest collected on any ARD Loan.

     For federal income tax purposes, the class X certificates will evidence multiple regular interests in a REMIC.

DISCOUNT AND PREMIUM

     For federal income tax reporting purposes, the class X certificates will, and one or more of the other classes of the offered certificates may, be issued with more than a de minimis amount of original issue discount. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

                                       265

     The IRS has issued regulations under sections 1271 to 1275 of the Internal
Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue Code provides for special rules applicable to the accrual of original issue discount on, among other things, REMIC Regular Certificates. The Treasury Department has
not issued regulations under that section. You should be aware, however, that the regulations issued under sections 1271 to 1275 of the Internal Revenue Code and section 1272(a)(6) of the Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     If the method for computing original issue discount described in the accompanying base prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to such period would be zero. This is a possibility of particular relevance to a holder of a class X certificate. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her offered certificate. Although the matter is not free from doubt, a holder of a class X certificate may be permitted to deduct a loss to the extent that his or her respective remaining basis in the certificate exceeds the maximum amount of future payments to which the holder is entitled, assuming no further prepayments of the underlying mortgage loans. Any loss might be treated as a capital loss.

     Some of the offered certificates may be treated for U.S. federal income tax purposes as having been issued at a premium. Whether any holder of an interest in these offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.
See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC
Regular Certificates--Premium" in the accompanying base prospectus.

     When determining the rate of accrual of original issue discount, market discount and premium, if any, with respect to the series 2007-C6 certificates for federal income tax purposes, the prepayment assumption will be that, subsequent to the date of any determination--

     o    the ARD Loans in the trust fund will be paid in full on their respective anticipated repayment dates,

     o    no mortgage loan in the trust fund will otherwise be prepaid prior to maturity, and

     o    there will be no extension of maturity for any mortgage loan in the trust fund.

     However, no representation is made as to the actual rate at which the mortgage loans in the trust fund will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying base prospectus.

PREPAYMENT CONSIDERATION

     Prepayment premiums and yield maintenance charges actually collected on the underlying mortgage loans will be paid on certain classes of the offered certificates as and to the extent described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this offering prospectus. It is not entirely clear under the
Internal Revenue Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount. For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after a master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed

                                      266

amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the applicable offered certificates and that the taxable income be reported based on the projected constant yield to maturity of those offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the applicable offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. However, the correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

     Except to the extent noted below, the offered certificates will be "real estate assets" within the meaning of section 856(c)(5)(B) of the Internal
Revenue Code in the same proportion that the assets of the issuing entity would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in section 856(c)(3)(B)
of the Internal Revenue Code to the extent that those certificates are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the
Internal Revenue Code.

     Most of the mortgage loans to be included in the trust fund are not secured by real estate used for residential or other purposes prescribed in section
7701(a)(19)(C) of the Internal Revenue Code. Consequently, it appears that the offered certificates will be treated as assets qualifying under that section to only a limited extent. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section 7701(a)(19)(C) of the Internal
Revenue Code. The offered certificates will be treated as "qualified mortgages"
for another REMIC under section 860G(a)(3)(C) of the Internal Revenue Code.

     To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account or reserve fund, that mortgage loan is not secured solely by real estate. Therefore:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Internal Revenue Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Internal Revenue
          Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Internal Revenue Code.

     In addition, most of the mortgage loans that we intend to include in the trust fund contain defeasance provisions under which the lender may release its lien on the collateral securing the mortgage loan in return for the borrower's pledge of substitute collateral in the form of Government Securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, that mortgage ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the mortgage loan to remain a qualified mortgage, the
Treasury regulations require that--

     (1)  the borrower pledges substitute collateral that consist solely of
          Government Securities;

     (2)  the mortgage loan documents allow that substitution;

                                       267

     (3)  the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages; and

     (4)  the release is not within two years of the startup day of the REMIC.

     Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(c)(3)(B) of the Internal Revenue Code, respectively.

     See "Description of the Mortgage Pool" in this offering prospectus and
"Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying base prospectus.

CONSTRUCTIVE SALES OF CLASS X CERTIFICATES

     Section 1259 of the Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of a financial position may occur if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Accordingly, only class X certificates, which do not have principal balances, could be subject to this provision if a holder of those offered certificates engages in a constructive sale transaction.

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

     In the case of REO Properties directly operated by the special servicer, a tax may be imposed on any of the REMICs should the REO Properties consist primarily of hotels and income from the REO Property would be apportioned and classified as "service" or "non-service" income. The "service" portion of the income could be treated as net income from foreclosure property or net income from a prohibited transaction subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate, respectively. Any tax imposed on the issuing entity's income from an REO Property would reduce the amount available for payment to the series 2007-C6 certificateholders.

     See "The Series 2007-C6 Pooling and Servicing Agreement--REO Properties" in
this offering prospectus and "Federal Income Tax Consequences--REMICs--
Prohibited Transactions Tax and Other Taxes" in the accompanying base prospectus.

     For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying base prospectus.

                                       268

                              ERISA CONSIDERATIONS

     If you are--

     o    a fiduciary of a Plan, or

     o    any other person investing "plan assets" of any Plan,

you are encouraged to carefully review with your legal advisors whether the purchase or holding of an offered certificate would be a "prohibited transaction" or would otherwise be impermissible under ERISA or section 4975 of the Internal Revenue Code. See "ERISA Considerations" in the accompanying base prospectus.

     If a Plan acquires a series 2007-C6 certificate, the underlying assets of the trust fund will be deemed for purposes of ERISA to be assets of the investing Plan, unless certain exceptions apply. See "ERISA Considerations--Plan
Asset Regulations" in the accompanying base prospectus. However, we cannot predict in advance, nor can there be any continuing assurance, whether those exceptions may be applicable because of the factual nature of the rules set forth in the Plan Asset Regulations. For example, one of the exceptions in the
Plan Asset Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "benefit plan investors," which include Plans and entities whose underlying assets include plan assets by reason of a Plan's investment in such entity, but this exception will be tested immediately after each acquisition of a series 2007-C6 certificate, whether upon initial issuance or in the secondary market. Because there are no relevant restrictions on the purchase and transfer of the series 2007-C6 certificates by Plans, it cannot be assured that benefit plan investors will own less than 25% of each class of the series 2007-C6 certificates.

     If one of the exceptions in the Plan Asset Regulations applies, the prohibited transaction provisions of ERISA and Section 4975 of the Internal
Revenue Code will not apply to transactions involving the issuing entity's underlying assets. However, if the managers or co-managers, the mortgagors, the trustee, the servicers or other parties providing services to the issuing entity is a Party in Interest with respect to the Plan, the acquisition or holding of offered certificates by that Plan could result in a prohibited transaction, unless the Underwriter Exemption, as discussed below, or some other exemption is available.

     The U.S. Department of Labor issued an individual prohibited transaction exemption to a predecessor of Citigroup Global Markets Inc., which exemption is identified as Prohibited Transaction Exemption 91-23, as amended by Prohibited
Transaction Exemptions 2000-58, 2002-41 and 2007-05. Subject to the satisfaction of conditions set forth in the Underwriter Exemption, it generally exempts from the application of the prohibited transaction provisions of sections 406(a) and
(b) and 407(a) of ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the Internal Revenue Code, specified transactions relating to, among other things--

     o    the servicing and operation of pools of real estate loans, such as the mortgage pool, and

     o    the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an
          Exemption-Favored Party.

     The Underwriter Exemption sets forth five general conditions which, among others, must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the exemption. The conditions are as follows:

     o    first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

                                       269

     o    second, at the time of its acquisition by the Plan, the certificate must be rated in one of the four highest generic rating categories by
          Fitch, Moody's, S&P, Dominion Bond Rating Service Limited (known as
          DBRS Limited) or Dominion Bond Rating Service, Inc. (known as DBRS,
          Inc.);

     o    third, the trustee cannot be an affiliate of any other member of the
          Restricted Group (other than an underwriter);

     o    fourth, the following must be true--

          1.   the sum of all payments made to and retained by Exemption-Favored
               Parties must represent not more than reasonable compensation for underwriting the relevant class of certificates,

          2.   the sum of all payments made to and retained by us in connection with the assignment of mortgage loans to the issuing entity must represent not more than the fair market value of the obligations,
               and

          3.   the sum of all payments made to and retained by a master
               servicer, the special servicer or any sub-servicer must represent not more than reasonable compensation for that person's services under the series 2007-C6 pooling and servicing agreement and reimbursement of that person's reasonable expenses in connection therewith; and

     o    fifth, the investing Plan must be an accredited investor as defined in
          Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

     It is a condition of their issuance that the each class of offered certificates receive an investment grade rating from each of Fitch and S&P. In addition, the initial trustee is not an affiliate of any other member of the
Restricted Group. Accordingly, as of the Issue Date, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of an offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of an offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of an offered certificate.

     The Underwriter Exemption also requires that the issuing entity meet the following requirements:

     o    the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o    certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic categories of
          Fitch, Moody's or S&P for at least one year prior to the Plan's acquisition of an offered certificate; and

     o    certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

     We believe that these requirements have been satisfied as of the date of this offering prospectus.

                                       270

     Under the Underwriter Exemption, the loan-to-value ratio or combined loan-to-value ratio of any underlying mortgage loan held in the trust may not exceed 100% at the date of initial issuance of the series 2007-C6 certificates, based on the outstanding principal balance of the loan and the fair market value of the mortgaged property as of the closing date. It is possible that, if the fair market value of any of the mortgage loans has declined since origination, this requirement may not be satisfied. This possibility is greater for the seasoned loans than it is for the other mortgage loans.

     If the general conditions of the Underwriter Exemption are satisfied, it may provide an exemption from the restrictions imposed by sections 406(a) and
407(a) of ERISA, as well as the excise taxes imposed by sections 4975(a) and (b)
of the Internal Revenue Code by reason of sections 4975(c)(1)(A) through (D) of the Internal Revenue Code, in connection with--

     o    the direct or indirect sale, exchange or transfer of an offered certificate acquired by a Plan upon initial issuance from us or an
          Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, the certificate administrator, a master servicer, the special servicer, any sub-servicer, any person or entity responsible for the servicing and administration of an Outside Serviced Mortgage Loan, any provider of credit support, Exemption-Favored Party or borrower is, a
          Party in Interest with respect to the investing Plan,

     o    the direct or indirect acquisition or disposition in the secondary market of an offered certificate by a Plan, and

     o    the continued holding of an offered certificate by a Plan.

     However, no exemption is provided from the restrictions of sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, if such acquisition or holding is by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

     Moreover, if the general conditions of the Underwriter Exemption, as well as other conditions set forth in the Underwriter Exemption, are satisfied, it may also provide an exemption from the restrictions imposed by sections
406(b)(1) and (b)(2) of ERISA and the taxes imposed by section 4975(c)(1)(E) of the Internal Revenue Code in connection with:

     o    the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to 5.0% or less of the fair market value of the underlying mortgage loans;

     o    the direct or indirect acquisition or disposition in the secondary market of offered certificates by a Plan; and

     o    the continued holding of offered certificates by a Plan.

     Further, if the general conditions of the Underwriter Exemption, as well as other conditions set forth in the Underwriter Exemption are satisfied, it may provide an exemption from the restrictions imposed by sections 406(a), 406(b)
and 407(a) of ERISA, and the taxes imposed by sections 4975(a) and (b) of the
Internal Revenue Code by reason of section 4975(c) of the Internal Revenue Code, for transactions in connection with the servicing, management and operation of the trust fund.

                                       271

     Lastly, if the general conditions of the Underwriter Exemption are satisfied, it may also provide an exemption from the restrictions imposed by sections 406(a) and 407(a) of ERISA, and the taxes imposed by sections 4975(a)
and (b) of the Internal Revenue Code, by reason of sections 4975(c)(1)(A)
through (D) of the Internal Revenue Code, if the restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing plan by virtue of--

     o    providing services to the Plan, or

     o    having a specified relationship to this person,

solely as a result of the Plan's ownership of offered certificates.

     Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the
Underwriter Exemption, and the other requirements set forth in the Underwriter
Exemption, would be satisfied at the time of the purchase.

EXEMPT PLANS

     A governmental plan as defined in section 3(32) of ERISA is not subject to
ERISA or section 4975 of the Internal Revenue Code. However, a governmental plan may be subject to a federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Internal Revenue Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

FURTHER WARNINGS

     Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan is encouraged to consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Internal Revenue Code to the investment.

     Persons who have an ongoing relationship with the Ohio State Teachers
Retirement System, which is a governmental plan, should note that this plan owns an equity interest in the borrower with respect to the underlying mortgage loan secured by the mortgaged real property identified on Annex A-1 to this offering prospectus as DDR Southeast Pool. Such persons should consult with counsel regarding whether this relationship would affect their ability to purchase and hold offered certificates.

     Similarly, persons who have ongoing relationships with the Oregon Public
Employees Retirement Fund, which is a governmental plan, should note that this plan owns equity interests in the borrowers with respect to the underlying mortgage loans secured by the mortgaged real properties identified on Annex A-1 to this offering prospectus as 1556 20th Street, Northwest Medical Center and
2308 Broadway, respectively. Such persons should consult with counsel regarding whether these relationships would affect their ability to purchase and hold offered certificates.

     The sale of offered certificates to a Plan is in no way a representation or warranty by us or any of the underwriters that--

     o    the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or

     o    the investment is appropriate for Plans generally or for any particular Plan.

                                       272

                                LEGAL INVESTMENT

     The offered certificates will not be mortgage related securities for purposes of SMMEA. As a result, the appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

     Neither we nor any of the underwriters makes any representation as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates:

     o    are legal investments for them; or

     o    are subject to investment, capital or other restrictions.

     In addition, you should take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to:

     o    prudent investor provisions;

     o    percentage-of-assets limits; and

     o    provisions which may restrict or prohibit investment in securities which are not interest bearing or income paying.

There may be other restrictions on the ability of investors, including depository institutions, either to purchase offered certificates or to purchase offered certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the offered certificates are legal investments for the investors.

     See "Legal Investment" in the accompanying base prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions of an underwriting agreement between us and the underwriters, the underwriters will agree, severally and not jointly, to purchase from us, and we will agree to sell to them, their respective allotments of the offered certificates. Not every underwriter is obligated to purchase offered certificates from us. It is expected that delivery of the offered certificates will be made to the underwriters in book-entry form through the same day funds settlement system of DTC on or about July 31, 2007, against payment therefor in immediately available funds. We will specify in a final prospectus supplement with respect to the offered certificates the proceeds to us from the sale of the offered certificates, before deducting expenses payable by us.

     With respect to this offering--

     o    Citigroup Global Markets Inc. is lead manager and sole bookrunning manager; and

                                       273

     o    Capmark Securities Inc., PNC Capital Markets LLC, Banc of America
          Securities LLC and Lehman Brothers Inc. will act as co-managers.

     Distribution of the offered certificates will be made by the underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In the case of each underwriter, any profit on the resale of the offered certificates positioned by it may be deemed to be underwriting discounts and commissions under the Securities Act.

     The underwriters may sell the offered certificates to or through dealers, and those dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters. Depending on the facts and circumstances of the purchases, purchasers of the offered certificates, including dealers, may be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of offered certificates. Accordingly, any profit on the resale of the offered certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act. Holders of offered certificates should consult with their legal advisors in this regard prior to any reoffer or sale of those certificates.

     The underwriters have advised us that some of the underwriters presently intend to make a market in the offered certificates, but they have no obligation to do so. Any market making may be discontinued at any time, and there can be no assurance that an active public market for the offered certificates will develop.

     Each underwriter will represent to and agree with us that:

     o    it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any offered certificates in circumstances in which section 21(1) of the FSMA does not apply to us;
          and

     o    it has complied and will comply with all applicable provisions of the
          FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United Kingdom.

     In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter will represent to and agree with us that with effect from and including the date on which the Prospectus Directive is implemented in that
Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of series 2007-C6 certificates to the public in that
Relevant Member State prior to the publication of a prospectus in relation to the series 2007-C6 certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that
Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of series 2007-C6 certificates to the public in that Relevant
Member State at any time:

     (a)  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

     (b)  to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

                                       274

     (c)  in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.

     For the purposes of the foregoing, the expression an "offer of series
2007-C6 certificates to the public" in relation to any series 2007-C6 certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the series 2007-C6 certificates to be offered so as to enable an investor to decide to purchase or subscribe the series 2007-C6 certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive
2003/71/EC and includes any relevant implementing measure in each Relevant
Member State.

     We will agree to indemnify each underwriter and each person, if any, who controls that underwriter within the meaning of Section 15 of the Securities Act against, or make contributions to the underwriters and each of those controlling persons with respect to, various liabilities, including specific liabilities under the Securities Act. Each of the mortgage loan sellers will agree to indemnify us, our officers and directors, the underwriters, and each person, if any, who controls us or any underwriter within the meaning of Section 15 of the
Securities Act, with respect to liabilities, including specific liabilities under the Securities Act, relating to the mortgage loans being sold by the particular mortgage loan seller for inclusion in the trust fund.

     We expect that delivery of the offered certificates will be made against payment therefor on or about July 31, 2007, which may be more than three business days following the expected date of pricing of the offered certificates. Under Rule 15c6-1 of the SEC under the Securities Exchange Act of
1934, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise.
Accordingly, purchasers of the offered certificates should take this into account on re-trade.

                                  LEGAL MATTERS

     Particular legal matters relating to the offered certificates will be passed upon for us and the underwriters by Thacher Proffitt & Wood LLP, New
York, New York.

                                       275

                                     RATINGS

     It is a condition to their issuance that the respective classes of offered certificates be rated as follows by Fitch and S&P:

                               CLASS   FITCH   S&P
                               -----   -----   ---
                                A-1     AAA    AAA
                                A-2     AAA    AAA
                                A-3     AAA    AAA
                                A-3B    AAA    AAA
                                A-SB    AAA    AAA
                                A-4     AAA    AAA
                                A-1A    AAA    AAA
                                A-M     AAA    AAA
                                A-J     AAA    AAA
                                 B      AA+    AA+
                                 C       AA    AA
                                 D      AA-    AA-
                                 E       A+    A+
                                 F       A      A
                                 X      AAA    AAA

     The ratings on the offered certificates address the likelihood of the timely receipt by the holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the class X certificates, the ultimate receipt by the holders of all payments of principal to which those holders are entitled on or before the related rated final distribution date. The rated final distribution date for the offered certificates is the distribution date in December, 2049.

     The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and principal required under the offered certificates.

     The ratings on the respective classes of offered certificates do not represent any assessment of--

     o    the tax attributes of the offered certificates or of the issuing entity,

     o    whether or to what extent prepayments of principal may be received on the underlying mortgage loans,

     o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans,

     o    the degree to which the amount or frequency of prepayments of principal on the underlying mortgage loans might differ from those originally anticipated,

     o    whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate
          Prepayment Interest Shortfalls,

     o    whether and to what extent prepayment premiums, yield maintenance charges, Default Interest or Post-ARD Additional Interest will be received, and

     o    the yield to maturity that investors may experience.

                                       276

     Also, a security rating does not represent any assessment of the possibility that the holders of the class X certificates might not fully recover their investment in the event of rapid prepayments and/or other early liquidations of the underlying mortgage loans.

     In general, ratings address credit risk and not prepayment risk. As described in this offering prospectus, the amounts payable with respect to the class X certificates consist primarily of interest. Even if the entire mortgage pool were to prepay in the initial month, with the result that the holders of the class X certificates receive only a single month's interest payment and, accordingly, suffer a nearly complete loss of their investment, all amounts due to those certificateholders will nevertheless have been paid. This result would be consistent with the ratings received on the class X certificates. The ratings of the class X certificates do not address the timing or magnitude of reduction of the notional amounts of those certificates, but only the obligation to pay interest timely on those notional amounts as so reduced from time to tine.

     There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by Fitch or S&P.

     The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See
"Rating" in the accompanying base prospectus.

     See "Rating" in the accompanying base prospectus.

                                       277

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this "Glossary" section whenever they are used in this offering prospectus, including in any of the annexes to this offering prospectus or on the accompanying diskette.

     "30/360 BASIS" means the accrual of interest based on a 360-day year consisting of twelve 30-day months.

     "600 WEST CHICAGO CO-LENDER AGREEMENT" means the Co-Lender Agreement for the 600 West Chicago Loan Combination.

     "600 WEST CHICAGO LOAN COMBINATION" means, collectively, the 600 West
Chicago Mortgage Loan and the 600 West Chicago Non-Trust Loans.

     "600 WEST CHICAGO MORTGAGE LOAN" means the underlying mortgage loan intended to be transferred to the issuing entity that is secured by the 600 West
Chicago Mortgaged Properties, which underlying mortgage loan has, as of the cut-off date, an unpaid principal balance of $66,250,000.

     "600 WEST CHICAGO MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this offering prospectus as the 600 West Chicago.

     "600 WEST CHICAGO NON-TRUST LOAN" means any of the three (3) mortgage loans secured by the 600 West Chicago Mortgaged Property that are not included in the trust fund, as described under "Description of the Mortgage Pool-The Loan
Combinations-The 600 West Chicago Loan Combination" in this offering prospectus.

     "600 WEST CHICAGO PARI PASSU NOTEHOLDER" means the holder of a promissory note for the 600 West Chicago Loan Combination.

     "600 WEST CHICAGO PARI PASSU NON-TRUST LOAN" means any 600 West Chicago
Non-Trust Loan that is pari passu in right of payment with the 600 West Chicago
Mortgage Loan, as and to the extent described under "Description of the Mortgage
Pool-The Loan Combinations-The 600 West Chicago Loan Combination" in this offering prospectus.

     "A/B MATERIAL DEFAULT" means, with respect to the MezzCap Loan Combination, one of the following events: (a) either of the related underlying mortgage loan or Subordinate Non-Trust Loan has been accelerated; (b) a continuing monetary default; or (c) an event of default caused by a bankruptcy action having been filed by or against the related borrower.

     "ACTUAL/360 BASIS" means the accrual of interest based on the actual number of days elapsed during each one-month accrual period in a year assumed to consist of 360 days.

     "ADDITIONAL TRUST FUND EXPENSE" means any one of certain specified expenses of the trust that, in any such case, generally:

     o    arises out of a default on a mortgage loan in the trust fund or an otherwise unanticipated event;

     o    is paid out of collections on the mortgage pool or on a particular mortgage loan in the trust fund;

     o    is not included in the calculation of a Realized Loss; and

                                       278

     o    is not covered by a servicing advance or a corresponding collection from either the related borrower or a party to the series 2007-C6 pooling and servicing agreement that has no recourse to the issuing entity for reimbursement.

     We provide some examples of Additional Trust Fund Expenses under
"Description of the Offered Certificates--Reductions of Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Expenses" in this offering prospectus.

     "ADMINISTRATIVE FEE RATE" means, for any mortgage loan in the trust fund, the trust administration fee rate, plus the applicable master servicing fee rate plus (in the case of an Outside Serviced Mortgage Loan) 0.01% per annum. The master servicing fee rate will include any applicable primary servicing fee rate payable by a master servicer to any sub-servicer retained by it.

     "ALA MOANA PORTFOLIO CO-LENDER AGREEMENT" means, the Co-Lender Agreement for the Ala Moana Portfolio Loan Combination.

     "ALA MOANA PORTFOLIO LOAN COMBINATION" means, collectively, the Ala Moana
Portfolio Mortgage Loan and the Ala Moana Portfolio Non-Trust Loans.

     "ALA MOANA PORTFOLIO MORTGAGE LOAN" means the underlying mortgage loan intended to be transferred to the issuing entity that is secured by the Ala
Moana Portfolio Mortgaged Properties, which underlying mortgage loan has, as of the cut-off date, an unpaid principal balance of $100,000,000.

     "ALA MOANA PORTFOLIO MORTGAGED PROPERTIES" means the mortgaged real properties identified on Annex A-1 to this offering prospectus as Ala Moana
Portfolio.

     "ALA MOANA PORTFOLIO NON-TRUST LOAN" means any of the various mortgage loans secured by the Ala Moana Portfolio Mortgaged Properties that are not included in the trust fund, as described under "Description of the Mortgage
Pool--The Loan Combinations--The Ala Moana Portfolio Loan Combination" in this offering prospectus.

     "ALA MOANA PORTFOLIO NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note for an Ala Moana Portfolio Non-Trust Loan.

     "ALA MOANA PORTFOLIO NOTE A LOANS" means, collectively, (i) the Ala Moana
Portfolio Mortgage Loan and (ii) the Ala Moana Portfolio Pari Passu Non-Trust
Loans.

     "ALA MOANA PORTFOLIO PARI PASSU NON-TRUST LOAN" means any Ala Moana
Portfolio Non-Trust Loan that is pari passu in right of payment with the Ala
Moana Portfolio Mortgage Loan, as and to the extent described under "Description of the Mortgage Pool--The Loan Combinations--The Ala Moana Portfolio Loan
Combination" in this offering prospectus.

     "ALA MOANA PORTFOLIO SUBORDINATE NON-TRUST LOAN" means any Ala Moana
Portfolio Non-Trust Loan that is subordinate in right of payment to the Ala
Moana Portfolio Mortgage Loan, as and to the extent described under "Description of the Mortgage Pool--The Loan Combinations--The Ala Moana Portfolio Loan
Combination" in this offering prospectus.

     "ALLOCATED CUT-OFF DATE BALANCE" means, with respect to any mortgaged real property, the allocated loan amounts stated in the related mortgage loan document or, if it is not specified in the related mortgage loan document, the cut-off date principal balance of the related underlying mortgage loan, multiplied by the Appraised Value of the particular mortgaged real property, with the resulting product to be divided by the sum of the Appraised Values of all mortgaged real properties securing the same underlying mortgage loan.

                                       279

     "ANNUAL DEBT SERVICE" means, for any underlying mortgage loan or Non-Trust
Loan, 12 times the amount of the monthly debt service due under that mortgage loan as of the cut-off date (or, in the case of a mortgage loan with an initial interest-only period, 12 times the amount of the monthly debt service due under that mortgage loan as of the related due date on which amortization is scheduled to begin or, in the case of a mortgage loan that is interest-only up to the related maturity date or, if applicable, any related anticipated repayment date, the product of (a) the principal balance of that mortgage loan as of the cut-off date and (b) the annual mortgage rate as adjusted for the interest accrual method).

     "APPRAISAL REDUCTION AMOUNT" means, for any underlying mortgage loan in the trust fund (other than an Outside Serviced Mortgage Loan) as to which an
Appraisal Trigger Event has occurred, an amount that:

     o    will be determined shortly following either--

          A.   the date on which the relevant appraisal or other valuation is obtained or performed, as described under "The Series 2007-C6
               Pooling and Servicing Agreement--Required Appraisals" in this offering prospectus, or

          B.   if no such appraisal or other valuation is required, the date on which the applicable master servicer obtained knowledge of the relevant Appraisal Trigger Event, and

monthly thereafter for so long as an Appraisal Trigger Event exists with respect to the underlying mortgage loan; and

     o    will generally equal the excess, if any, of "x" over "y" where--

          X.   "x" is equal to the sum (without duplication) of:

               1.   the Stated Principal Balance of the underlying mortgage
                    loan;

               2.   to the extent not previously advanced by or on behalf of the applicable master servicer or the trustee, all unpaid
                    interest accrued on the mortgage loan through the most
                    recent due date prior to the date of determination at a per annum rate equal to the related Net Mortgage Rate (exclusive of any portion thereof that constitutes Post-ARD Additional
                    Interest);

               3.   all accrued but unpaid master servicing fees and special
                    servicing fees and all accrued but unpaid Additional Trust
                    Fund Expenses with respect to the underlying mortgage loan;

               4.   all related unreimbursed advances made by or on behalf of
                    the applicable master servicer, the special servicer or the trustee with respect to the underlying mortgage loan,
                    together with interest on those advances, and if and to the extent known, all interest on any delinquency advances on a securitized Pari Passu Non-Trust Loan serviced under the
                    series 2007-C6 pooling and servicing agreement; and

               5.   all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums
                    and, if applicable, ground rents with respect to the related mortgaged real property, and

                                      280

          Y.   "y" is equal to the sum of:

               1.   90% of the resulting appraised value (net of any prior liens and estimated liquidation expenses) of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant information (without
                    implying any duty to do so); and

               2.   all escrows, reserves and letters of credit held for the
                    purposes of reserves (provided such letters of credit may be drawn upon for reserve purposes under the related mortgage loan documents) held with respect to the underlying mortgage loan.

     If, however, the appraisal or other valuation referred to above in clause
A. of the first bullet of this definition is required, but it is not obtained or performed by the 60th day after the applicable Appraisal Trigger Event, then until the required appraisal or other valuation is obtained or performed, the
Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the outstanding principal balance of that mortgage loan. After receipt of the required appraisal or other valuation, the special servicer will determine the
Appraisal Reduction Amount, if any, for the subject mortgage loan as described in the first sentence of this definition.

     Notwithstanding the foregoing, each Loan Combination will be treated as a single underlying mortgage loan for purposes of calculating an Appraisal
Reduction Amount. Consistent therewith, any Appraisal Reduction Amount or the equivalent under the series CD 2006-CD3 pooling and servicing agreement with respect to the Ala Moana Portfolio Loan Combination, and under the series CD
2007-CD4 pooling and servicing agreement with respect to the CGM AmeriCold
Portfolio Loan Combination, will be calculated in a manner similar to that described above.

     Any Appraisal Reduction Amount with respect to a Loan Combination will be allocated among the mortgage loans in that Loan Combination as follows--

     o    with respect to the Ala Moana Portfolio Loan Combination, any resulting Appraisal Reduction Amount will be allocated under the series CD 2006-CD3 pooling and servicing agreement, first, to the Ala
          Moana Portfolio Subordinate Non-Trust Loan(s) in reverse priority (as described under "Descriptions of the Mortgage Pool--The Loan
          Combinations--The Ala Moana Portfolio Loan Combination), up to the
          amount of the outstanding principal balance of the related Ala Moana
          Portfolio Subordinate Non-Trust Loan(s), up to the outstanding principal balances of those Non-Trust Loans, and then, on a pro rata basis by balance, among the Ala Moana Portfolio Note A Loans;

     o    with respect to the CGM AmeriCold Portfolio Loan Combination, any resulting Appraisal Reduction Amount will be allocated under the series CD 2007-CD4 pooling and servicing agreement, on a pro rata basis by balance, among the mortgage loans in that Loan Combination;

     o    with respect to each other Loan Combination, any resulting Appraisal
          Reduction Amount will be allocated, first, to the related Subordinate
          Non-Trust Loan(s), if any, up to the amount of the outstanding principal balance of, and all accrued and unpaid interest (other than
          Default Interest) on, the related Subordinate Non-Trust Loan(s), and then, to the subject underlying mortgage loan (or, if applicable, on a pro rata basis by balance, to the subject underlying mortgage loan and any related Pari Passu Non-Trust Loan(s)).

                                      281

     "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust fund (other than an Outside Serviced Mortgage Loan), any of the following events:

     o    the mortgage loan is 60 days or more delinquent in respect of any monthly debt service payment (other than a balloon payment);

     o    the mortgaged real property securing the mortgage loan becomes an REO
          Property;

     o    the mortgage loan has been modified by the special servicer to reduce the amount of any monthly debt service payment (other than a balloon payment);

     o    a receiver is appointed and continues in that capacity with respect to the related mortgaged real property;

     o    the related borrower declares bankruptcy or becomes the subject of a bankruptcy proceeding; or

     o    the related borrower fails to make any balloon payment on such mortgage loan by its scheduled maturity date unless the applicable master servicer has, on or prior to the due date of such balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance such mortgage loan
          (acceptable to the special servicer and the series 2007-C6 controlling class representative) within 60 days after the due date of such balloon payment (provided that if such refinancing does not occur during such time specified in the commitment, an Appraisal Trigger
          Event will occur immediately).

However, an Appraisal Trigger Event will cease to exist with respect to a mortgage loan in the trust fund (other than an Outside Serviced Mortgage Loan):

     o    with respect to the circumstances described in the first and third bullets of the prior sentence, when the related borrower has made three consecutive full and timely monthly debt service payments under the terms of such mortgage loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the special servicer), and

     o    with respect to the circumstances described in the fourth, fifth and sixth bullets of the prior sentence, when those circumstances cease to exist in the good faith reasonable judgment of the special servicer and in accordance with the Servicing Standard, but, with respect to any bankruptcy or insolvency proceedings described in the fourth and fifth bullets of the prior sentence, no later than the entry of an order or decree dismissing such proceeding, and with respect to the circumstances described in the sixth bullet of the prior sentence, no later than the date that the special servicer agrees to an extension,

so long as at that time no circumstance identified in the first through sixth bullets of the prior sentence exists that would cause an Appraisal Trigger Event to continue to exist with respect to such mortgage loan.

     Appraisal Trigger Events or the equivalent with respect to each Outside
Serviced Mortgage Loan will be as set forth in, and appraisals of the related mortgaged real property properties will be conducted under, the applicable other pooling and servicing agreement (or other successor servicing agreement) that governs the servicing thereof. Those Appraisal Trigger Events or the equivalent will be similar, but may not be identical, to those described above.

     "APPRAISAL VALUE" or "APPRAISED VALUE" means, for any mortgaged real property securing an underlying mortgage loan, the independent appraiser's estimate of value of the fee simple estate or, where

                                      282

applicable, the leasehold estate, as stated in the appraisal with a valuation date as specified on Annex A-1 to this offering prospectus.

     "ARD" means anticipated repayment date.

     "ARD LOAN" means any mortgage loan in the trust fund having the characteristics described in the first paragraph under "Description of the
Mortgage Pool--Terms and Conditions of the Underlying Mortgage Loans--ARD Loans"
in this offering prospectus.

     "ASSET STATUS REPORT" means the report designated as such, and described under, "The Series 2007-C6 Pooling And Servicing Agreement--The Series 2007-C6
Controlling Class Representative and the Serviced Non-Trust Loan
Noteholders--Rights and Powers of the Series 2007-C6 Controlling Class
Representative and the Serviced Non-Trust Loan Noteholders" in this offering prospectus.

     "CBD" means central business district.

     "CAPMARK" means Capmark Finance Inc.

     "CGM AMERICOLD PORTFOLIO CO-LENDER AGREEMENT" means the Co-Lender Agreement for the CGM AmeriCold Portfolio Loan Combination.

     "CGM AMERICOLD PORTFOLIO CONTROLLING PARTY" means the holder of the CGM
AmeriCold Portfolio Pari Passu Non-Trust Loan included in the series CD 2007-CD4 securitization transaction or its designee, which designee, pursuant to the series CD 2007-CD4 pooling and servicing agreement, will be the series CD
2007-CD4 controlling class representative.

     "CGM AMERICOLD PORTFOLIO LOAN COMBINATION" means, collectively, the CGM
AmeriCold Portfolio Mortgage Loan and the CGM AmeriCold Portfolio Pari Passu
Non-Trust Loan.

     "CGM AMERICOLD PORTFOLIO MORTGAGE LOAN" means the underlying mortgage loan intended to be transferred to the issuing entity that is secured by the CGM
AmeriCold Portfolio Mortgaged Properties, which underlying mortgage loan has, as of the cut-off date, an unpaid principal balance of $145,000,000.

     "CGM AMERICOLD PORTFOLIO MORTGAGED PROPERTIES" means the mortgaged real properties identified on Annex A-1 to this offering prospectus as CGM AmeriCold
Portfolio.

     "CGM AMERICOLD PORTFOLIO NOTE A LOANS" means, collectively, (i) the CGM
AmeriCold Portfolio Mortgage Loan and (ii) the CGM AmeriCold Portfolio Pari
Passu Non-Trust Loan.

     "CGM AMERICOLD PORTFOLIO PARI PASSU NON-TRUST LOAN" means the mortgage loan secured by the CGM AmeriCold Portfolio Mortgaged Properties that is not included in the trust fund and that is pari passu in right of payment with the CGM
AmeriCold Portfolio Mortgage Loan, as and to the extent described under
"Description of the Mortgage Pool--The Loan Combinations--The CGM AmeriCold
Portfolio Loan Combination" in this offering prospectus.

     "CGM AMERICOLD PORTFOLIO PARI PASSU NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note for the CGM AmeriCold Portfolio Pari Passu
Non-Trust Loan.

     "CGMRC" means Citigroup Global Markets Realty Corp.

     "CLASS A-SB PLANNED PRINCIPAL BALANCE" means, with respect to the class
A-SB certificates for any distribution date, the principal balance specified for that distribution date on Annex E to this offering prospectus.

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THERE CAN BE NO ASSURANCE THAT THE TOTAL PRINCIPAL BALANCE OF THE CLASS A-SB
CERTIFICATES ON ANY DISTRIBUTION DATE WILL BE EQUAL TO THE SCHEDULED PRINCIPAL
BALANCE THAT IS SPECIFIED FOR THAT DISTRIBUTION DATE ON ANNEX E TO THIS OFFERING
PROSPECTUS.

     "CLEARSTREAM" means Clearstream Banking Luxembourg.

     "CMSA" means the Commercial Mortgage Securities Association, or any association or organization that is a successor thereto.

     "CO-LENDER AGREEMENT" means the co-lender agreement or other intercreditor agreement that has been executed in connection with each Loan Combination, that identifies the respective rights and obligations of the holders of the mortgage loans that comprise the subject Loan Combination, and that is described under
"Description of the Mortgage Pool--The Loan Combinations" in this offering prospectus.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of mortgage loans for the life of those loans. The CPR model is the prepayment model that we use in this offering prospectus.

     "CROSSED LOAN" means any mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with another mortgage loan in the trust fund.

     "CROSSED GROUP" means any group of mortgage loans in the trust fund that are cross-collateralized and cross-defaulted with each other.

     "CUT-OFF DATE LOAN-TO-VALUE RATIO" and "CUT-OFF DATE LTV RATIO" each generally means, subject to the discussion under "Risk Factors--The Underwritten
Net Cash Flow Debt Service Coverage Ratios and/or Loan-to-Value Ratios for
Certain of the Underlying Mortgage Loans Have Been Adjusted in Consideration of
Certain Financial Performance Assumptions or a Cash Holdback or a Guaranty or
Based on a Stabilized Appraised Value" in this offering prospectus:

     o    with respect to any underlying mortgage loan (other than a Crossed
          Loan or the Ala Moana Portfolio Mortgage Loan, the DDR Southeast Pool
          Mortgage Loan, the 600 West Chicago Mortgage Loan or the CGM AmeriCold
          Portfolio Mortgage Loan), the ratio of--

          1.   the cut-off date principal balance of the mortgage loan, to

          2.   the Appraised Value of the related mortgaged real property or properties;

     o    with respect to any Crossed Loan, the ratio of--

          1.   the total cut-off date principal balance for all of the
               underlying mortgage loans in the applicable Crossed Group, to

          2.   the total Appraised Value for all of the mortgaged real
               properties related to the applicable Crossed Group; and

     o    with respect to each of the Ala Moana Portfolio Mortgage Loan, the DDR
          Southeast Pool Mortgage Loan, the 600 West Chicago Mortgage Loan and
          the CGM AmeriCold Portfolio Mortgage Loan, the ratio of--

          1.   the total cut-off date principal balance of that underlying mortgage loan and the related Pari Passu Non-Trust Loan(s), to

                                      284

          2.   the total Appraised Value of the related mortgaged real property or properties.

     "CWCAM" means CWCapital Asset Management LLC.

     "CY ENDED" means calendar year ended.

     "DDR SOUTHEAST POOL CO-LENDER AGREEMENT" means the Co-Lender Agreement for the DDR Southeast Pool Loan Combination.

     "DDR SOUTHEAST POOL LOAN COMBINATION" means, collectively, the DDR
Southeast Pool Mortgage Loan and the DDR Southeast Pool Non-Trust Loans.

     "DDR SOUTHEAST POOL MORTGAGE LOAN" means the underlying mortgage loan intended to be transferred to the issuing entity that is secured by the DDR
Southeast Pool Mortgaged Properties, which underlying mortgage loan has, as of the cut-off date, an unpaid principal balance of $442,500,000.

     "DDR SOUTHEAST POOL MORTGAGED PROPERTIES" means the mortgaged real properties identified on Annex A-1 to this offering prospectus as the DDR
Southeast Pool.

     "DDR SOUTHEAST POOL NON-TRUST LOAN" means any of the two (2) mortgage loans secured by the DDR Southeast Pool Mortgaged Properties that are not included in the trust fund, as described under "Description of the Mortgage Pool-The Loan
Combinations-The DDR Southeast Pool Loan Combination" in this offering prospectus.

     "DDR SOUTHEAST POOL PARI PASSU NOTEHOLDER" means the holder of a promissory note for the DDR Southeast Pool Loan Combination.

     "DDR SOUTHEAST POOL PARI PASSU NON-TRUST LOAN" means any DDR Southeast Pool
Non-Trust Loan that is pari passu in right of payment with the DDR Southeast
Pool Mortgage Loan, as and to the extent described under "Description of the
Mortgage Pool-The Loan Combinations-The DDR Southeast Pool Loan Combination" in
this offering prospectus.

     "DEFAULT INTEREST" means, for any underlying mortgage loan, any interest, other than late payment charges, prepayment premiums or yield maintenance charges, that:

     o    accrues on a defaulted mortgage loan solely by reason of the subject default; and

     o    is in excess of all interest at the related mortgage rate set forth on
          Annex A-1 to this offering prospectus and any Post-ARD Additional
          Interest accrued on the mortgage loan.

     "DEFAULTED MORTGAGE LOAN" means an underlying mortgage loan (i) that (A) is delinquent 60 days or more in respect to a monthly debt service payment (not including the balloon payment) or (B) is delinquent in respect of its balloon payment unless the applicable master servicer has, on or prior to the due date of that balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance such underlying mortgage loan
(acceptable to the special servicer and the series 2007-C6 controlling class representative) within 60 days after the due date of such balloon payment
(provided that, if such refinancing does not occur during such time specified in the commitment, the subject underlying mortgage loan will immediately become a
Defaulted Mortgage Loan), in either case such delinquency to be determined without giving effect to any grace period permitted by the related mortgage instrument or mortgage note and without regard to any acceleration of payments under the related mortgage instrument and mortgage note, or (ii) as to which the applicable master servicer or special servicer has, by written notice to the related borrower, accelerated the maturity of the indebtedness evidenced by the related mortgage note.

                                      285

     "DEFICIENT VALUATION" means, with respect to any underlying mortgage loan, a valuation by a court of competent jurisdiction of the related mortgaged real property in an amount less than the then outstanding principal balance of the underlying mortgage loan, which valuation results from a proceeding initiated under the U.S. Bankruptcy Code.

     "DETAILED PROPERTY TYPE" means, with respect to any mortgaged real property, the general purpose or use for which it is operated, along with, when applicable, certain ancillary distinctions or characteristics. In the case of a mixed use property, the percentages included in the parenthesis next to each detailed property type are meant to be the estimated percentage of that purpose or use at the mortgaged real property, as measured by its relative contribution to the mortgaged real property's Underwritten Revenues. Each tenant space at the mortgaged real property may be comprised of only one of the uses, or may be some mixture of the two.

     "DSCR" means debt service coverage ratio.

     "ENVIRONMENTAL REPORT" means a Phase I environmental assessment, a limited scope environmental assessment, a transaction screen, or an update of any of the foregoing, prepared by a third-party consultant.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA.

     "ESCROWED REPLACEMENT RESERVES CURRENT ANNUAL DEPOSIT" means, with respect to any underlying mortgage loan, the monthly dollar amount, if any, actually deposited into a replacement reserves escrow account in conjunction with the May
2007 monthly debt service payment, multiplied by 12.

     "ESCROWED REPLACEMENT RESERVES INITIAL DEPOSIT" means, with respect to any underlying mortgage loan, the dollar amount deposited into an escrow account at the time of origination, to be used for future ongoing repairs and replacements for the related mortgaged real property or properties.

     "ESCROWED TI/LC RESERVES CURRENT ANNUAL DEPOSIT" means, with respect to any underlying mortgage loan, the monthly dollar amount, if any, actually deposited into a tenant improvements and leasing commissions escrow account in conjunction with the May 2007 monthly debt service payment, multiplied by 12.

     "ESCROWED TI/LC RESERVES INITIAL DEPOSIT" means, with respect to any underlying mortgage loan, the dollar amount deposited into an escrow account at the time of origination, to be used for future tenant improvements and leasing commissions for the related mortgaged real property or properties.

     "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System.

     "EVENT OF DEFAULT" has the meaning assigned to that term under "The Series
2007-C6 Pooling and Servicing Agreement--Events of Default" in this offering prospectus.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXEMPTION-FAVORED PARTY" means any of the following--

     o    Citigroup Global Markets Inc.,

     o    any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Citigroup
          Global Markets Inc., and

                                      286

     o    any member of the underwriting syndicate or selling group of which a person described in either of the prior two bullets is a manager or co-manager with respect to the offered certificates.

     "EXPENSES" are the operating expenses incurred for a mortgaged real property for the specified historical operating period, as reflected in the operating statements and other information furnished by the related borrower.
Those expenses generally include:

     o    salaries, wages and benefits;

     o    the costs of utilities;

     o    repairs and maintenance;

     o    marketing;

     o    insurance;

     o    management;

     o    landscaping;

     o    security, if provided at the mortgaged real property;

     o    real estate taxes;

     o    general and administrative expenses;

     o    ground lease payments; and

     o    other similar costs;

but without any deductions for debt service, depreciation, amortization, capital expenditures or reserves for any of these deductions.

     In the case of certain properties used for retail, office and/or industrial purposes, Expenses may have included leasing commissions and tenant improvements.

     "FITCH" means Fitch, Inc. and its successors in interest.

     "FLOATING RATE CERTIFICATES" means the class A-2FL, A-MFL and A-JFL certificates, collectively.

     "FLOATING RATE CLASS" means a class of Floating Rate Certificates.

     "FSMA" means the Financial Services and Markets Act 2000.

     "GAAP" means generally accepted accounting principles in the United States.

     "GOVERNMENT SECURITIES" means "government securities" within the meaning of section 2(a)(16) of the Investment Company Act of 1940, as amended.

     "GREENSBORO CORPORATE CENTER CO-LENDER AGREEMENT" means the Co-Lender
Agreement for the Greensboro Corporate Center Loan Combination.

                                      287

     "GREENSBORO CORPORATE CENTER CONTROLLING PARTY" means: (1) the Greensboro
Corporate Center Subordinate Non-Trust Loan Noteholder, unless such noteholder is the borrower or an affiliate thereof or (a) the original principal balance of the Greensboro Corporate Center Subordinate Non-Trust Loan less the sum of (i)
any payments of principal received on the Greensboro Corporate Center
Subordinate Non-Trust Loan (whether as prepayments or otherwise), (ii) any
Appraisal Reduction Amount in respect of the Greensboro Corporate Center Loan
Combination and (iii) any Realized Loss allocated to the Greensboro Corporate
Center Subordinate Non-Trust Loan, is less than (b) 25% of the original principal balance of the Greensboro Corporate Center Subordinate Non-Trust Loan
as reduced by any payments of principal received on the Greensboro Corporate
Center Subordinate Non-Trust Loan (whether as prepayments or otherwise); and (2)
the holder of the Greensboro Corporate Center Mortgage Loan or its designee in all other circumstances.

     Notwithstanding the foregoing, following an Appraisal Trigger Event, in addition to the appraisal obtained from an independent appraiser selected by the special servicer pursuant to the series 2007-C6 pooling and servicing agreement, the Greensboro Corporate Center Controlling Party will have the right to request that a second appraisal be prepared at the expense of the Greensboro Corporate
Center Controlling Party, as described under "Description of the Mortgage
Pool--The Loan Combinations--The Greensboro Corporate Center Loan
Combination--Rights of the Greensboro Corporate Center Controlling Party".

     Further notwithstanding the foregoing, the Greensboro Corporate Center
Subordinate Non-Trust Loan Noteholder will have the option to post eligible collateral with the holder of the Greensboro Corporate Center Mortgage Loan so as to remain the Greensboro Corporate Center Controlling Party, as described under "Description of the Mortgage Pool--The Loan Combinations--The Greensboro
Corporate Center Loan Combination--Rights of the Greensboro Corporate Center
Controlling Party".

     "GREENSBORO CORPORATE CENTER LOAN COMBINATION" means, collectively, the
Greensboro Corporate Center Mortgage Loan and the Greensboro Corporate Center
Subordinate Non-Trust Loan.

     "GREENSBORO CORPORATE CENTER MORTGAGE LOAN" means the underlying mortgage loan intended to be transferred to the issuing entity that is secured by the
Greensboro Corporate Center Mortgaged Property, which underlying mortgage loan has, as of the cut-off date, an unpaid principal balance of $130,000,000.

     "GREENSBORO CORPORATE CENTER MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this offering prospectus as Greensboro
Corporate Center.

     "GREENSBORO CORPORATE CENTER SUBORDINATE NON-TRUST LOAN" means the mortgage loan secured by the Greensboro Corporate Center Mortgaged Property that is not included in the trust fund and that is subordinate in right of payment to the
Greensboro Corporate Center Mortgage Loan, as and to the extent described under
"Description of the Mortgage Pool--The Loan Combinations--The Greensboro
Corporate Center Loan Combination" in this offering prospectus.

     "GREENSBORO CORPORATE CENTER SUBORDINATE NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note for the Greensboro Corporate Center
Subordinate Non-Trust Loan.

     "INITIAL LOAN GROUP NO. 1 BALANCE" has the meaning given to that term under
"Description of the Mortgage Pool--General" in this offering prospectus.

     "INITIAL LOAN GROUP NO. 2 BALANCE" has the meaning given to that term under
"Description of the Mortgage Pool--General" in this offering prospectus.

     "INITIAL MORTGAGE POOL BALANCE" has the meaning given to that term under
"Description of the Mortgage Pool--General" in this offering prospectus.

                                      288

     "INTEREST DIFFERENTIAL (MONTHLY)" means the product obtained by multiplying:

     1.   the prepaid amount, multiplied by

     2.   the excess, if any, of the mortgage rate over the Yield Maintenance
          Interest Rate, multiplied by

     3.   the present value factor using the following formula:

          1-(1+r/12)(-n)
          --------------
                r

          where:

          r =  Yield Maintenance Interest Rate

          n =  the number of monthly interest periods remaining between the date of such prepayment and the scheduled maturity date or anticipated repayment date of the loan.

     "INTEREST DIFFERENTIAL (MONTHLY LS)" means an amount equal to the present value of a series of "Monthly Amounts" assumed to be paid at the end of each month remaining from the prepayment date through the maturity date or open date, as applicable, discounted at the Yield Maintenance Interest Rate.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

     "IRS" means the Internal Revenue Service.

     "ISSUE DATE" means the date of initial issuance for the series 2007-C6 certificates, which will be on or about July 31, 2007.

     "LASALLE BANK" means LaSalle Bank National Association and its successors in interest.

     "LNR" has the meaning given to that term under "Transaction
Participants--The Servicers--LNR Partners, Inc." in this offering prospectus.

     "LNR PARTNERS" has the meaning given to that term under "Transaction
Participants--The Servicers--LNR Partners, Inc." in this offering prospectus.

     "LOAN BALANCE AT MATURITY/ARD" means, with respect to any underlying mortgage loan or Non-Trust Loan, the principal balance remaining after giving effect to the principal component of the monthly debt service payment made on the maturity date of the mortgage loan or Non-Trust Loan or, in the case of an
ARD Loan or any Non-Trust Loan having an anticipated repayment date, the anticipated repayment date, assuming no prior prepayments or defaults.

     "LOAN COMBINATION" means any group of two or more mortgage loans described under "Description of the Mortgage Pool--The Loan Combinations--General" in this offering prospectus.

     "LOAN GROUP NO. 1 PRINCIPAL DISTRIBUTION AMOUNT" means the portion of the
Total Principal Distribution Amount for any distribution date attributable to loan group no. 1.

     "LOAN GROUP NO. 2 PRINCIPAL DISTRIBUTION AMOUNT" means the portion of the
Total Principal Distribution Amount for any distribution date attributable to loan group no. 2.

                                      289

     "LOAN-SPECIFIC CONTROLLING PARTY" has the meaning assigned thereto under
"The Series 2007-C6 Pooling and Servicing Agreement--The Series 2007-C6
Controlling Class Representative and the Serviced Non-Trust Loan Noteholders" in
this offering prospectus.

     "LOC" means letter of credit.

     "MAJOR TENANT" means any of the largest, second largest or third largest tenant in occupancy at a commercial mortgaged real property, as measured by its rentable area as a percentage of the total net rentable area.

     "MAJORITY CONTROLLING CLASS CERTIFICATEHOLDER" means, as of any date of determination, any single holder -- or, if applicable, beneficial owner -- of series 2007-C6 certificates (other than any holder -- or, if applicable, beneficial owner -- that is an affiliate of us or a mortgage loan seller)
entitled to greater than 50% of the voting rights allocated to the series
2007-C6 controlling class; provided, however, that, if there is no single holder
-- or, if applicable, beneficial owner -- of series 2007-C6 certificates entitled to greater than 50% of the voting rights allocated to such class, then the Majority Controlling Class Certificateholder will be the single holder --
or, if applicable, beneficial owner -- of series 2007-C6 certificates with the largest percentage of voting rights allocated to the series 2007-C6 controlling class. With respect to determining the Majority Controlling Class
Certificateholder, the class A-1, A-2, A-2FL, A-3, A-3B, A-SB, A-4 and A-1A certificates will be treated as a single class of series 2007-C6 certificates, the class A-M and A-MFL certificates will be treated as a single class of series
2007-C6 certificates and the class A-J and A-JFL certificates will be treated as a single class of series 2007-C6 certificates, with the subject voting rights allocated among the holders -- or, if applicable, beneficial owners -- of those series 2007-C6 certificates in proportion to the respective total principal balances thereof as of such date of determination.

     "MASTER SERVICER REMITTANCE AMOUNT" has the meaning given to that term under "The Series 2007-C6 Pooling and Servicing Agreement--Accounts" in this offering prospectus.

     "MATURITY ASSUMPTIONS" means, collectively, the following assumptions regarding the series 2007-C6 certificates and the underlying mortgage loans:

     o    the mortgage loans have the characteristics set forth on Annex A-1 to this offering prospectus, the Initial Mortgage Pool Balance is
          $4,760,549,404, the Initial Loan Group No. 1 Balance is $4,271,616,678
          and the Initial Loan Group No. 2 Balance is $488,932,725;

     o    the initial total principal balance or notional amount, as the case may be, of, and pass-through rate for, each class of series 2007-C6 certificates, exclusive of the class R and Y certificates, and each of the class A-2FL, A-MFL and A-JFL REMIC regular interests is as described in this offering prospectus;

     o    there are no delinquencies or losses with respect to the underlying mortgage loans;

     o    there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the underlying mortgage loans;

     o    there are no Appraisal Reduction Amounts with respect to the underlying mortgage loans;

     o    there are no casualties or condemnations affecting the corresponding mortgaged real properties;

     o    each of the underlying mortgage loans provides for monthly debt service payments to be due on the respective dates of each month and accrues interest on the respective bases described in this offering prospectus;

                                      290

     o    there are no breaches of any mortgage loan seller's representations and warranties regarding the underlying mortgage loans that are being sold by it;

     o    monthly debt service payments on the mortgage loans are timely received on the respective payment day of each month, and
          amortization, if applicable, is assumed to occur prior to prepayment;

     o    in the case of mortgage loans that have their first payment date in
          August 2007, there will be an interest reserve deposit to fund the interest accrued on such mortgage loans for the interest accrual period beginning in July 2007;

     o    in the case of mortgage loans that have payment dates that occur after the initial determination date, there will be an interest reserve deposit to fund the interest accrued on such mortgage loans for the interest accrual period beginning in July 2007;

     o    the underlying mortgage loans secured by the mortgaged real properties identified on Annex A-1 to this offering prospectus identified as DDR
          Southeast Pool, Hyde Park Apartment Portfolio, Wachovia Capitol Center
          and Regions Bank do not provide for any of the exceptions to their normal prepayment provisions as described under "Description of the
          Mortgage Pool--Terms and Conditions of the Underlying Mortgage
          Loans--Prepayment Provisions--General" in this offering prospectus;

     o    no voluntary or involuntary prepayments are received as to any of the underlying mortgage loans during that mortgage loan's prepayment lock-out period, defeasance period or yield maintenance period, in each case if any;

     o    each ARD Loan is paid in full on its anticipated repayment date;

     o    except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the underlying mortgage loans at the indicated CPRs set forth in the subject tables or other relevant part of this offering prospectus, without regard to any limitations in those mortgage loans on partial voluntary principal prepayment;

     o    all prepayments on the underlying mortgage loans are assumed to be accompanied by a full month's interest;

     o    no person or entity entitled thereto exercises its right of optional termination described in this offering prospectus under "Description of the Offered Certificates--Termination;"

     o    no underlying mortgage loan is required to be repurchased by any mortgage loan seller;

     o    there are no Additional Trust Fund Expenses;

     o    payments on the offered certificates are made on the 10th day of each month, commencing in August 2007; and

     o    the offered certificates are settled on July 31, 2007.

                                      291

     "MATURITY DATE/ARD LOAN-TO-VALUE RATIO" and "MATURITY DATE/ARD LTV RATIO"
each generally means, subject to the discussion under "Risk Factors--The
Underwritten Net Cash Flow Debt Service Coverage Ratios and/or Loan-to-Value
Ratios for Certain of the Underlying Mortgage Loans Have Been Adjusted in
Consideration of Certain Financial Performance Assumptions or a Cash Holdback or
a Guaranty or Based on a Stabilized Appraised Value" in this offering prospectus:

     o    with respect to any underlying mortgage loan (other than a Crossed
          Loan or the Ala Moana Portfolio Mortgage Loan, the DDR Southeast Pool
          Mortgage Loan, the 600 West Chicago Mortgage Loan and the CGM
          AmeriCold Portfolio Mortgage Loan), the ratio of--

          1.   the related Loan Balance at Maturity/ARD for the particular mortgage loan, to

          2.   the Appraised Value of the related mortgaged real property or properties;

     o    with respect to any Crossed Loan, the ratio of--

          1.   the total Loan Balance at Maturity/ARD for all of the underlying mortgage loans in the applicable Crossed Group, to

          2.   the total Appraised Value for all of the mortgaged real
               properties related to the applicable Crossed Group; and

     o    with respect to each of the Ala Moana Portfolio Mortgage Loan, the DDR
          Southeast Pool Mortgage Loan, the 600 West Chicago Mortgage Loan and
          the CGM AmeriCold Portfolio Mortgage Loan, the ratio of--

          1.   the sum of the Loan Balance at Maturity/ARD for that underlying mortgage loan and the aggregate Loan Balance at Maturity/ARD for the related Pari Passu Non-Trust Loan(s), to

          2.   the Appraised Value of the related mortgaged real property or properties.

     "MIDLAND" means Midland Loan Services, Inc.

     "MONTHLY AMOUNT" shall be calculated as:

     1.   the mortgage rate minus

     2.   the Yield Maintenance Interest Rate, such result divided by 12 and the quotient thereof then multiplied by

     3.   the prepaid amount.

     "MOODY'S" means Moody's Investors Service, Inc. and its successors in interest.

     "MORTGAGE DEFERRED INTEREST" means, with respect to any underlying mortgage loan, the amount of any interest accrued thereon at the related mortgage rate
(other than Post-ARD Additional Interest) that, by virtue of a modification, is added to the outstanding principal balance of such underlying mortgage loan instead of being payable on the related due date on which it would otherwise have been due.

     "MORTGAGE FILE" has the meaning given to that term under "Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases and
Substitutions" in this offering prospectus.

                                      292

     "MULTIPLE PROPERTY MORTGAGE LOAN" means any underlying mortgage loan that, without regard to any cross-collateralization with any other underlying mortgage loan, is individually secured by two or more mortgaged real properties.

     "NAP" means not applicable.

     "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of:

     o    the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period; over

     o    the total payments made by the master servicers to cover those
          Prepayment Interest Shortfalls.

     "NET MORTGAGE PASS-THROUGH RATE" means:

     o    in the case of each underlying mortgage loan that accrues interest on a 30/360 Basis, for any distribution date, an annual rate equal to the
          Net Mortgage Rate of that mortgage loan in effect as of the date of initial issuance of the offered certificates; and

     o    in the case of each underlying mortgage loan that accrues interest on an Actual/360 Basis, for any distribution date, an annual rate generally equal to the product of (1) 12, times (2) a fraction, expressed as a percentage, the numerator of which fraction is, subject to adjustment as described below in this definition, an amount of interest equal to the product of (a) the number of days in the calendar month preceding the month in which the subject distribution date occurs, multiplied by (b) the Stated Principal Balance of that mortgage loan immediately prior to the subject distribution date, multiplied by (c) 1/360, multiplied by (d) the Net Mortgage Rate of that mortgage loan in effect as of the date of initial issuance of the offered certificates, and the denominator of which fraction is the
          Stated Principal Balance of that mortgage loan immediately prior to the subject distribution date.

     Notwithstanding the foregoing, if the subject distribution date occurs during January, except during a leap year, or February, then the amount of interest that comprises the numerator of the fraction described in clause (2) of the second bullet of this definition will be decreased to reflect any interest reserve amount with respect to the subject mortgage loan that is transferred from the certificate administrator's distribution account to its interest reserve account during that month. Furthermore, if the subject distribution date occurs during March, then the amount of interest that comprises the numerator of the fraction described in clause (2) of the second bullet of this definition will be increased to reflect any interest reserve amount(s) with respect to the subject mortgage loan that are transferred from the certificate administrator's interest reserve account to its distribution account during that month. In addition, if any Outside Serviced Mortgage Loan accrues interest on an
Actual/360 Basis and if the outside servicing fee for that Outside Serviced
Mortgage Loan is calculated on a 30/360 Basis, then (for purposes of calculating the Net Mortgage Rate used to determine the related Net Mortgage Pass-Through
Rate) the outside servicing fee rate will be converted to an Actual/360 Basis equivalent rate each month.

     "NET MORTGAGE RATE" means, for any underlying mortgage loan, the related actual or deemed mortgage rate minus the Administrative Fee Rate.

     "NET OPERATING INCOME" or "NOI" means, for any mortgaged real property securing an underlying mortgage loan, the net property income derived from the property, which is equal to Revenues less Expenses, for the applicable time period, that was available for debt service, as established by information provided by the related borrower, except that in some cases the net operating income has been adjusted by removing various non-recurring expenses and revenues or by other normalizations. NOI generally does not reflect (i.e., does not deduct

                                      293

for) accrual of costs such as reserves, capital expenditures, tenant improvements and leasing commissions and does not reflect non-cash items such as depreciation or amortization. In some cases, capital expenditures, tenant improvements and leasing commissions and non-recurring items may have been treated by a borrower as an expense but were excluded from Expenses to reflect normalized NOI. We have not made any attempt to verify the accuracy of any information provided by a particular borrower or to reflect changes in net operating income that may have occurred since the date of the information provided by any borrower for the related mortgaged real property. NOI was not necessarily determined in accordance with GAAP. Moreover, NOI is not a substitute for net income determined in accordance with GAAP as a measure of the results of a mortgaged real property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. In certain cases, NOI may reflect partial-year annualizations.

     "NOI DSCR" means:

     o    with respect to any underlying mortgage loan (other than a Crossed
          Loan, the Ala Moana Portfolio Mortgage Loan, the DDR Southeast Pool
          Mortgage Loan, the 600 West Chicago Mortgage Loan and the CGM
          AmeriCold Portfolio Mortgage Loan), for any specified 12-month period, the ratio of--

          1.   the NOI for the corresponding mortgaged real property or
               properties for that 12-month period, to

          2.   the Annual Debt Service for the underlying mortgage loan;

     o    with respect to any Crossed Loan, for any specified 12-month period, the ratio of--

          1.   the total NOI for all of the mortgaged real properties related to the applicable Crossed Group for that 12-month period, to

          2.   the total Annual Debt Service for all of the underlying mortgage loans in the applicable Crossed Group; and

     o    with respect to each of the Ala Moana Portfolio Mortgage Loan, the DDR
          Southeast Pool Mortgage Loan Mortgage Loan, the 600 West Chicago
          Mortgage Loan and the CGM AmeriCold Portfolio Mortgage Loan, for any
          specified 12-month period, the ratio of--

          1.   the NOI for the corresponding mortgaged real property or
               properties for that 12-month period, to

          2.   the sum of the Annual Debt Service for that underlying mortgage loan and the aggregate Annual Debt Service for the related Pari
               Passu Non-Trust Loan(s).

     "NONRECOVERABLE ADVANCE" means any advance made or proposed to be made, as applicable, with respect to any underlying mortgage loan or related REO Property that is determined in accordance with the series 2007-C6 pooling and servicing agreement, not to be ultimately recoverable (together with any accrued and unpaid interest thereon) out of payments or other collections on that mortgage loan or related REO Property (or, in the case of an underlying mortgage loan that is part of a Loan Combination, on or with respect to that Loan
Combination).

     "NON-TRUST LOAN" means any mortgage loan in a Loan Combination that is not being transferred to the trust.

     "NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note evidencing a Non-Trust Loan.

                                      294

     "NRSF," "NRS" or "SF" generally means the square footage of the net rentable area of a mortgaged real property.

     "OCCUPANCY %" or "OCCUPANCY PERCENTAGE" means, (a) for any mortgaged real property (other than a hotel property), the percentage of leasable square footage, total Units or total Pads, as the case may be, at the particular property that was physically occupied as of the "Occupancy as of Date" specified in Annex A-1 to this offering prospectus, and (b) for any mortgaged real property that is a hotel property, the average percentage of rooms that were occupied in the 12-month period ending on the "Occupancy as of Date" specified in Annex A-1 to this offering prospectus. Occupancy Percentages presented in this offering prospectus may reflect leased space that is not currently occupied, that is subject to build out and/or that is subject to a free rent period or that is leased to an affiliate of the related borrower pursuant to a master lease.

     "OPTION PRICE" has the meaning given to that term under "The Series 2007-C6
Pooling and Servicing Agreement--Fair Value Purchase Option" in this offering prospectus.

     "ORIGINAL AMORTIZATION TERM" means, with respect to any underlying mortgage loan, the number of months that would be required to fully amortize the mortgage loan's original principal balance assuming:

     o    the actual mortgage loan rate; and

     o    the actual monthly debt service payment;

provided that, with respect to any underlying mortgage loan that provides for interest only payments for a period of months following the cut-off date followed by payments of interest and principal for the remaining term of the mortgage loan, the "actual monthly debt service payment" referenced in the second bullet of this definition means the monthly payment of principal and interest scheduled to be due following the interest-only period; and provided, further, that, with respect to any underlying mortgage loan that provides for interest only payments until the scheduled maturity date or any related anticipated repayment date, the term "Original Amortization Term" is not applicable and Annexes to this offering prospectus will indicate "Interest
Only."

     "ORIGINAL TERM TO MATURITY/ARD" means, with respect to any underlying mortgage loan, the total number of scheduled monthly debt service payments specified in the related promissory note, beginning with and including the first payment date of the mortgage loan through and including the stated maturity date or, in the case of an ARD Loan, the anticipated repayment date.

     "OUTSIDE SERVICED LOAN COMBINATION" means any of the Ala Moana Portfolio
Loan Combination and the CGM AmeriCold Portfolio Loan Combination.

     "OUTSIDE SERVICED MORTGAGE LOAN" means any of the Ala Moana Portfolio
Mortgage Loan and the CGM AmeriCold Portfolio Mortgage Loan.

     "PADS" means, in the case of a mortgaged real property operated as a manufactured housing community, the number of pads, which are referred to in
Annex A-1 to this offering prospectus as "Pads."

     "PARI PASSU NON-TRUST LOAN" means any Non-Trust Loan that is pari passu in right of payment with the underlying mortgage loan that is part of the same Loan
Combination.

     "PARTY IN INTEREST" means any person that is a "party in interest" within the meaning of ERISA or a "disqualified person" as defined in Section 4975 of the Internal Revenue Code.

                                      295

     "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan in the trust fund, any and all of the following:

     o    the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent and accruing interest or penalties;

     o    covenants, conditions and restrictions, rights of way, easements and other matters that are of public record;

     o    exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma or specimen title policy or marked-up commitment;

     o    other matters to which like properties are commonly subject;

     o    the rights of tenants (whether under ground leases, space leases or operating leases) at the mortgaged real property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases);

     o    if the mortgage loan is cross-collateralized with any other mortgage loan in the trust fund, the lien of the mortgage instrument for that other mortgage loan; and

     o    if the mortgage loan is part of a Loan Combination, the lien of the mortgage instrument for the related Non-Trust Loan.

     "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations, including:

     o    direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

     o    repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

     o    federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

     o    commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

     o    money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

                                      296

     o    any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

     "PLAN" means any ERISA Plan or any other employee benefit or retirement plan, arrangement or account, including any individual retirement account or
Keogh plan, that is subject to Title I of ERISA or Section 4975 of the Internal
Revenue Code.

     "PLAN ASSET REGULATIONS" means the regulations issued by the United States
Department of Labor, as modified by Section 3(42) of ERISA, concerning whether a
Plan's assets will be considered to include an undivided interest in each of the underlying assets of an entity for purposes of the general fiduciary provisions of ERISA and the prohibited transaction provisions of ERISA and the Internal
Revenue Code, if the Plan acquires an "equity interest" in that entity.

     "PNC BANK" means PNC Bank, National Association.

     "POST-ARD ADDITIONAL INTEREST" means, with respect to any ARD Loan, the additional interest accrued with respect to that mortgage loan as a result of the marginal increase in the related mortgage rate upon passage of the related anticipated repayment date, as that additional interest may compound in accordance with the terms of that mortgage loan.

     "PREPAYMENT INTEREST EXCESS" means, with respect to any underlying mortgage loan that was subject to a principal prepayment in full or in part made by the related borrower during any collection period, which principal prepayment was applied to such underlying mortgage loan following such underlying mortgage loan's due date in such collection period, the amount of any interest (net of related master servicing fees and, if applicable, any related outside master servicing fees and/or any portion of that interest that constitutes Default
Interest and/or Post-ARD Additional Interest) accrued on the amount of such principal prepayment during the period from and after such due date and ending on the date such principal prepayment was applied to such underlying mortgage loan, to the extent collected (exclusive of any related prepayment premium or yield maintenance charge actually collected).

     "PREPAYMENT INTEREST SHORTFALL" means, with respect to any underlying mortgage loan that was subject to a principal prepayment in full or in part made by the related borrower during any collection period, which principal prepayment was applied to such underlying mortgage loan prior to such underlying mortgage loan's due date in such collection period, the amount of interest, to the extent not collected from the related borrower (without regard to any prepayment premium or yield maintenance charge actually collected), that would have accrued on the amount of such principal prepayment during the period commencing on the date as of which such principal prepayment was applied to such underlying mortgage loan and ending on the day immediately preceding such due date, inclusive (net of related master servicing fees and, if applicable, any related outside master servicing fees and/or any portion of that interest that would have constituted Default Interest and/or Post-ARD Additional Interest).

     "PREPAYMENT PROVISIONS" for each underlying mortgage loan are as follows:

     o    "LO(y)" means that the original duration of the lock-out period is y payments;

     o    "DEFEASANCE(y)" means that the original duration of the defeasance period is y payments;

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     o    "Grtrx%UPBorYM(y)" means that, for a period of y payments, the relevant prepayment premium will equal the greater of the applicable yield maintenance charge and x% of the principal amount prepaid;

     o    "Grtrx%UPBorz%UPB+YM(y)" means that, for a period of y payments, the relevant prepayment premium will equal the greater of the applicable yield maintenance charge plus z% of the principal amount prepaid and
          x% of the principal amount prepaid;

     o    "(i) Grtrx%UPBorYMor(ii)Defeasance(y)" means that, for a period of y payments, the relevant prepayment charge will equal (i) the greater of the applicable yield maintenance charge and x% of the principal amount prepaid, or (ii) defeasance;

     o    "FREE(y)" means that the underlying mortgage loan is freely prepayable for a period of y payments;

     o    "YM(y)" means that, for a period of y payments, the relevant prepayment premium will equal the applicable yield maintenance charge;
          and

     o    "X%(y)" means that, for a period of y payments, the relevant prepayment charge will equal x% of the principal amount prepaid.

     "PRESENT VALUE" or "PV" means a yield maintenance charge that is equal to the excess, if any, of:

     1.   the present value, as of the prepayment date, of the remaining scheduled payments of principal and interest from the prepayment date through, as applicable, the maturity date, the open date or anticipated repayment date, including any balloon payment or assumed prepayment on the anticipated repayment date, as applicable, determined by discounting those payments at the Yield Maintenance
          Interest Rate;

     over

     2.   the amount of principal being prepaid.

     "PRIMARY COLLATERAL" means the mortgaged real property directly securing a
Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by virtue of the cross-collateralization features of the related
Crossed Group.

     "PRIVILEGED PERSON" means any certificateholder, Serviced Non-Trust Loan
Noteholder, certificate owner, any party to the series 2007-C6 pooling and servicing agreement, any person identified to the certificate administrator or the applicable master servicer, as applicable, as a prospective transferee of a certificate or interest therein (or licensed or registered investment adviser representing such person), any rating agency, any mortgage loan seller, any underwriter, any of our designees or a designee of any party to the series
2007-C6 pooling and servicing agreement; provided that no certificate owner or prospective transferee of a certificate or interest therein (or licensed or registered investment adviser representing such person) will be considered a
"Privileged Person" or be entitled to a password or restricted access to any reports delivered on a restricted basis unless such person has delivered to the certificate administrator or the applicable master servicer, as applicable, a certification in the form required by the series 2007-C6 pooling and servicing agreement.

     "PROPERTY TYPE" means, with respect to any mortgaged real property, the general purpose or use for which it is operated.

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     "PURCHASE OPTION" has the meaning given to that term under "The Series
2007-C6 Pooling and Servicing Agreement--Fair Value Purchase Option" in this offering prospectus.

     "PURCHASE PRICE" has the meaning given to that term under "Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases and
Substitutions" in this offering prospectus.

     "PV YIELD DIFFERENTIAL" means a yield maintenance charge that is equal to the present value (as determined by the factor described in the related loan documents) of the excess, if any, of:

     1.   the amount of interest that would be payable as of the prepayment date from such prepayment date through the maturity date on the prepaid amount,

     over

     2.   the amount of interest that would be payable as of the prepayment date from such prepayment date through the maturity date on the prepaid amount if such amount were invested at the Yield Maintenance Interest
          Rate.

     "QUALIFIED SUBSTITUTE MORTGAGE LOAN" means a replacement mortgage loan which must, on the date of substitution, among other things:

     o    have an outstanding Stated Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, whether or not received, not in excess of the Stated Principal Balance of the deleted mortgage loan as of the due date in the calendar month during which the substitution occurs;

     o    have a mortgage rate not less than the mortgage rate of the deleted mortgage loan;

     o    have the same due date as the deleted mortgage loan;

     o    accrue interest on the same basis as the deleted mortgage loan (for example, on an Actual/360 Basis);

     o    have a remaining term to stated maturity not greater than, and not more than two years less than, the remaining term to stated maturity of the deleted mortgage loan;

     o    have a loan-to-value ratio not higher than the lower of the original loan-to-value ratio of the deleted mortgage loan and the then-current loan-to-value ratio of the deleted mortgage loan;

     o    comply in all material respects, as of the date of substitution, with all of the representations and warranties set forth in the applicable mortgage loan purchase agreement;

     o    have an environmental report with respect to the related mortgaged real property which will be delivered as a part of the related servicing file;

     o    have a debt service coverage ratio (calculated to include the additional debt from any encumbrance) not lower than the higher of the original debt service coverage ratio (calculated to include the additional debt from any encumbrance) of the deleted mortgage loan and the then-current debt service coverage ratio (calculated to include the additional debt from any encumbrance) of the deleted mortgage loan;

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     o    be determined by an opinion of counsel to be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Internal
          Revenue Code;

     o    not have a maturity date after the date two years prior to the rated final distribution date;

     o    not be substituted for a deleted mortgage loan unless the trustee has received prior confirmation in writing by each applicable rating agency that such substitution will not result in the withdrawal, downgrade, or qualification of the rating assigned by the rating agency to any class of series 2007-C6 certificates then rated by the rating agency (the cost, if any, of obtaining such confirmation to be paid by the applicable mortgage loan seller);

     o    have a date of origination that is not more than 12 months prior to the date of substitution;

     o    have been approved by the series 2007-C6 controlling class representative (or, if there is no series 2007-C6 controlling class representative then serving, by the series 2007-C6 certificateholders representing a majority of the series 2007-C6 voting rights allocated to the controlling class); and

     o    not be substituted for a deleted mortgage loan if it would result in the termination of the REMIC status of any of the REMICs created under the series 2007-C6 pooling and servicing agreement or the imposition of tax on any of the REMICs created under the series 2007-C6 pooling and servicing agreement other than a tax on income expressly permitted or contemplated to be received by the terms of the series 2007-C6 pooling and servicing agreement.

     In the event that one or more mortgage loans are substituted for one or more deleted underlying mortgage loans, then the amounts described in the first bullet of this definition will be determined on the basis of aggregate principal balances and the rates described in the second bullet of this definition and the remaining term to stated maturity referred to in the fifth bullet of this definition will be determined on a weighted average basis; provided that no underlying mortgage loan may have a Net Mortgage Rate that is less than the highest pass-through rate of any class of series 2007-C6 principal balance certificates bearing a fixed rate and outstanding at the time of the substitution. When a Qualified Substitute Mortgage Loan is substituted for a deleted underlying mortgage loan, the applicable mortgage loan seller will be required to certify that the replacement mortgage loan meets all of the requirements of the above definition and must send such certification to the trustee.

     "REALIZED LOSSES" means losses on or with respect to the underlying mortgage loans arising from the inability of the applicable master servicer and/or the special servicer to collect all amounts due and owing under the mortgage loans, including by reason of the fraud or bankruptcy of a borrower or, to the extent not covered by insurance, a casualty of any nature at a mortgaged real property. We discuss the calculation of Realized Losses under "Description of the Offered Certificates--Reductions of Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this offering prospectus.

     "RECOMMENDED ANNUAL REPLACEMENT RESERVES" means, for any mortgaged real property securing an underlying mortgage loan, the expected average annual amount for future ongoing repairs and replacements, without any adjustment for inflation, over a time horizon not less than the original loan term of the respective mortgage loan, as estimated in the property condition assessment.

     "RELATED UNDERLYING MORTGAGE LOANS" means any two or more underlying mortgage loans for which the related mortgaged real properties are either owned by the same entity or owned by two or more entities controlled by the same key principals.

     "RELEVANT IMPLEMENTATION DATE" has the meaning assigned to that term under
"Method of Distribution" in this offering prospectus.

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     "RELEVANT MEMBER STATE" has the meaning assigned to that term under "Method of Distribution" in this offering prospectus.

     "REMAINING AMORTIZATION TERM" or "STATED REMAINING AMORTIZATION TERM"
means: (a) with respect to any underlying mortgage loan that does not provide for an interest only payment as of the cut-off date, the Original Amortization
Term less the Seasoning of the loan, calculated as of the cut-off date; and (b)
with respect to any underlying mortgage loan that provides for an interest only payment as of the cut-off date, the Original Amortization Term. With respect to any underlying mortgage loan that provides for interest only payments until the scheduled maturity date, the terms "Remaining Amortization Term and "Stated
Remaining Amortization Term" are not applicable, and the Annexes to this offering prospectus will indicate "Interest Only."

     "REMAINING TERM TO MATURITY/ARD" means, with respect to any underlying mortgage loan, the Original Term to Maturity/ARD less the Seasoning of the loan, calculated as of the cut-off date.

     "REMIC" means a "real estate mortgage investment conduit" as defined in
Section 860D of the Internal Revenue Code.

     "REMIC REGULAR CERTIFICATE" means any series 2007-C6 certificate except a class R certificate, a class Y certificate or a Floating Rate Certificate.

     "REO PROPERTY" means any mortgaged real property that is acquired by the issuing entity through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding underlying mortgage loan (or, if applicable, a Serviced Loan Combination) or, in the case of an Outside Serviced
Loan Combination, any mortgaged real property that is acquired under the applicable other pooling and servicing agreement in similar circumstances.

     "RESTRICTED GROUP" means, collectively, the following persons and entities:

     o    the trustee;

     o    the certificate administrator;

     o    the Exemption-Favored Parties;

     o    us;

     o    swap counterparty;

     o    each master servicer;

     o    the special servicer;

     o    any sub-servicers;

     o    any person or entity responsible for servicing an Outside Serviced
          Mortgage Loan or any related REO Property;

     o    the mortgage loan sellers;

     o    each borrower, if any, with respect to underlying mortgage loans constituting more than 5% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the series
          2007-C6 certificates; and

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     o    any and all affiliates of any of the aforementioned persons.

     "RESTRICTED SERVICER REPORTS" means, collectively, the following reports, among others:

     o    CMSA servicer watch list;

     o    CMSA operating statement analysis report;

     o    CMSA NOI adjustment worksheet; and

     o    CMSA comparative financial status report;

provided that, if a Restricted Servicer Report is filed with the SEC, it will thereafter become an Unrestricted Servicer Report.

     "REVENUES" means the gross revenues received with respect to a mortgaged real property securing any underlying mortgage loan, for the specified historical operating period, as reflected in the operating statements and other information furnished by the related borrower. Those revenues generally include:

     o    for the multifamily rental properties, gross rental and other revenues; and

     o    for the retail, office and industrial properties, base rent, percentage rent, expense reimbursements and other revenues.

     "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc. and its successors in interest.

     "SEASONING" means, with respect to any underlying mortgage loan, the number of scheduled monthly debt service payments between and including the first payment date of the mortgage loan through and including the cut-off date.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SENIOR NON-TRUST LOAN" means any Non-Trust Loan that is senior in right of payment to the underlying mortgage loan that is part of the same Loan
Combination.

     "SENIOR PRINCIPAL DISTRIBUTION CROSS-OVER DATE" means the first distribution date as of the commencement of business on which--

     o    the class A-1, A-2, A-2FL, A-3, A-3B, A-SB, A-4 and A-1A certificates, or any two or more of those classes, remain outstanding, and

     o    the total principal balance of the class A-M, A-MFL, A-J, A-JFL, B, C,
          D, E, F, G, H, J, K, L, M, N, O, P, Q and S certificates have previously been reduced to zero as described under "Description of the
          Offered Certificates--Reductions of Certificate Principal Balances in
          Connection with Realized Losses and Additional Trust Fund Expenses" in this offering prospectus.

     "SERVICED LOAN COMBINATION" means any Loan Combination other than the Ala
Moana Portfolio Loan Combination and the CGM AmeriCold Portfolio Loan
Combination.

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     "SERVICED NON-TRUST LOAN" means any Non-Trust Loan that is part of a
Serviced Loan Combination.

     "SERVICED NON-TRUST LOAN NOTEHOLDER" means the holder of the promissory note for a Serviced Non-Trust Loan.

     "SERVICING STANDARD" means, with respect to any mortgage loan, Servicing
Standard No. 1 or Servicing Standard No. 2, as applicable.

     "SERVICING STANDARD NO. 1" means, in general, with respect to each master servicer (other than Capmark) and the special servicer, to service and administer the mortgage loans (including any Serviced Non-Trust Loans) and any
REO Properties for which that party is responsible under the series 2007-C6 pooling and servicing agreement:

     o    in the same manner in which, and with the same care, skill, prudence and diligence with which, the subject master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans with similar borrowers and similar foreclosure properties (i) for other third parties, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing and administering loans and foreclosure properties for third parties or (ii) held in its own portfolio, whichever standard is higher;

     o    with a view to (i) the timely collection of all scheduled payments of principal and interest due on each such mortgage loan or, if any such mortgage loan shall come into and continue in default, the maximization of the recovery on such mortgage loan or REO Property on a net present value basis and (ii) the best interests (as determined by the subject master servicer or special servicer, as applicable, in its reasonable judgment) of the series 2007-C6 certificateholders and the trust fund and, in the case of a Serviced Loan Combination, the related Serviced Non-Trust Loan Noteholder(s) (as a collective whole), but taking into account the subordinate nature of any related
          Subordinate Non-Trust Loan(s); and

     o    without regard to:

          1.   any relationship that the subject master servicer or the special servicer, as the case may be, or any of its affiliates may have with any related borrower, us, any mortgage loan seller or any other party to the transaction pursuant to which the series
               2007-C6 certificates will be issued or any affiliate thereof;

          2.   the ownership of any series 2007-C6 certificate (or other
               interest in any underlying mortgage loan or Non-Trust Loan) or any interest in a mezzanine loan by the subject master servicer or the special servicer, as the case may be, or by any of its affiliates;

          3.   the right of the subject master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the series 2007-C6 pooling and servicing agreement;

          4.   the obligation of the subject master servicer to make advances;

          5.   the ownership, servicing or management by the subject master servicer or the special servicer or any of its affiliates for others of any other mortgage loans or mortgaged real property;

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          6.   any obligation of the subject master servicer or any of its affiliates to repurchase or substitute an underlying mortgage loan as a mortgage loan seller;

          7.   any obligation of the subject master servicer or any of its affiliates to cure a breach of a representation or warranty with respect to an underlying mortgage loan; and

          8.   any debt (including any mezzanine debt) the subject master servicer or the special servicer or any of its affiliates has extended to any related borrower or any affiliate of that
               borrower;

     "SERVICING STANDARD NO. 2" means, with respect to Capmark, the obligation to service and administer the mortgage loans which it is responsible for servicing under the series 2007-C6 pooling and servicing agreement:

     o    in the best interests (as determined by such master servicer in its good faith and reasonable judgment) of and for the benefit of the holders of the series 2007-C6 certificates (as a collective whole) and the trust fund and, in the case of a Loan Combination, the holder of the related Non-Trust Loan(s) (also as a collective whole), in accordance with applicable law, the terms of the pooling and servicing agreement and the related Co-Lender Agreement, and to the extent consistent with the foregoing, further as follows:

     o    with the same care, skill and diligence as is normal and usual in its general mortgage servicing activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans that are comparable to those which it is responsible for servicing under the series 2007-C6 pooling and servicing agreement;

     o    with a view to the timely recovery of all scheduled payments of principal and interest under the mortgage loans; and

     o    without regard to--

          1.   any relationship that such master servicer or any of its
               affiliates may have with a borrower under a mortgage loan;

          2.   the ownership of any series 2007-C6 certificate (or other
               interest in an underlying Mortgage Loan or Non-Trust Loan) or any interest in any mezzanine loan by such master servicer or by any of its affiliates;

          3.   the obligation of such master servicer to make advances; and

          4.   the right of such master servicer or any of its affiliates to receive reimbursement of costs, or the sufficiency of any
               compensation payable to it under the series 2007-C6 pooling and servicing agreement or with respect to any particular
               transaction.

     "SERVICING TRANSFER EVENT" means, with respect to any underlying mortgage loan being serviced under the series 2007-C6 pooling and servicing agreement, any of the following events:

     1.   the related borrower--

          A.   fails to make when due any balloon payment unless the applicable master servicer has, on or prior to the 60th day after due date of that balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance the subject underlying mortgage loan (acceptable to the special servicer) within 120 days after the

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               due date of such balloon payment and during the interim the related borrower has continued to make the monthly debt service payment in effect prior to maturity (provided that if such refinancing does not occur during such time specified in the commitment, a "Servicing Transfer Event" will occur immediately),
               or

          B.   fails to make when due any scheduled payment of principal and interest (other than a balloon payment), and such failure
               continues unremedied for 60 days;

     2.   the applicable master servicer or the special servicer (in the case of the special servicer, with the consent of the Loan-Specific
          Controlling Party) determines in its good faith reasonable judgment and in accordance with the Servicing Standard, based on, among other things, communications with the related borrower, that a default in the making of a scheduled payment of principal and interest (including a balloon payment) or any other default under the related mortgage loan documents that would (with respect to such other default)
          materially impair the value of the mortgaged real property as security for the subject underlying mortgage loan or otherwise would materially adversely affect the interest of the series 2007-C6 certificateholders and would continue unremedied beyond the applicable grace period under the terms of the subject underlying mortgage loan (or, if no grace period is specified, for 60 days; provided that a default that would give rise to an acceleration right without any grace period will be deemed to have a grace period equal to zero) is likely to occur and is likely to remain unremedied for at least 60 days;

     3.   there occurs a default (other than as described in clause 1. above)
          that the applicable master servicer or special servicer determines, in its good faith and reasonable judgment and in accordance with the
          Servicing Standard, materially impairs the value of the related mortgaged real property as security for the subject underlying mortgage loan or otherwise materially adversely affects the interests of the series 2007-C6 certificateholders and that continues unremedied beyond the applicable grace period under the terms of the subject underlying mortgage loan (or, if no grace period is specified, for 60 days; provided that a default that gives rise to an acceleration right without any grace period shall be deemed to have a grace period equal to zero); provided, however, that, in the event the special servicer determines that the related borrower does not need to maintain terrorism insurance as provided in the series 2007-C6 pooling and servicing agreement, no default related to the failure to obtain such insurance will be considered outstanding for purposes of this clause
          3.;

     4.   various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

     5.   the applicable master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the corresponding mortgaged real property.

A Servicing Transfer Event will generally cease to exist:

     o    with respect to the circumstances described in clause 1. of this definition, if and when the related borrower makes three consecutive full and timely scheduled monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer;

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     o    with respect to the circumstances described in clauses 2. and 4. of this definition, if and when those circumstances cease to exist in the good faith reasonable judgment of the special servicer and in accordance with the Servicing Standard, but, with respect to any bankruptcy or insolvency proceedings described in clause 4. of this definition, no later than the entry of an order or decree dismissing such proceeding;

     o    with respect to the circumstances described in clause 3. of this definition, if and when the default is cured; and

     o    with respect to the circumstances described in clause 5. of this definition, if and when the proceedings are terminated;

so long as at that time no circumstance identified in clauses 1. through 5. of this definition exists that would cause a Servicing Transfer Event to continue to exist with respect to the underlying mortgage loan.

     If a Servicing Transfer Event exists with respect to one mortgage loan in a
Serviced Loan Combination, it will also be considered to exist for the other mortgage loans in that Serviced Loan Combination, provided that, if a Serviced
Non-Trust Loan Noteholder prevents the occurrence of a Servicing Transfer Event with respect to the related mortgage loan in the trust through the exercise of cure rights as set forth in the related Co-Lender Agreement, then the existence of such Servicing Transfer Event with respect to the related Serviced Non-Trust
Loan will not, in and of itself, result in the existence of a Servicing Transfer
Event with respect to the related mortgage loan in the trust, or the transfer to special servicing of the applicable Serviced Loan Combination, unless a separate
Servicing Transfer Event has occurred with respect thereto.

     The Outside Serviced Mortgage Loans are not being serviced under the series
2007-C6 pooling and servicing agreement, and the servicing transfer events or the equivalent with respect thereto under the applicable other pooling and servicing agreements will be similar, but may not be identical, to the foregoing, including with respect to the provisions described in the preceding paragraph relating to the limited automatic servicing transfer events with respect to all of the mortgage loans comprising that Loan Combination.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984.

     "STATED PRINCIPAL BALANCE" means, for any outstanding mortgage loan in the trust fund as of any date of determination, an amount (which amount will not be less than zero) equal to "x" plus "y" minus "z" where:

     X.   "x" is equal to the cut-off date principal balance of the subject mortgage loan (or, in the case of a Qualified Substitute Mortgage
          Loan, the unpaid principal balance after application of all principal payments due on or before the related due date in the month of substitution, whether or not received);

     Y.   "y" is equal to any Mortgage Deferred Interest added to the principal balance of the mortgage loan prior to the end of the collection period for the then-most recent distribution date coinciding with or preceding such date of determination; and

     Z.   "z" is equal to the sum of--

          1.   the principal portion of each scheduled payment of principal and interest due on the subject mortgage loan after the cut-off date or the related due date in the month of substitution, as the case may be, to the extent received from the related borrower or advanced by the applicable master servicer or the trustee and distributed to series 2007-C6 certificateholders on or before such date of determination,

                                      306

          2.   all principal prepayments received with respect to the subject mortgage loan after the cut-off date or the related due date in the month of substitution, as the case may be, to the extent distributed to series 2007-C6 certificateholders on or before such date of determination,

          3.   the principal portion of all insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to the subject mortgage loan after the cut-off date or the related due date in the month of substitution, as the case may be, to the extent distributed to series 2007-C6 certificateholders on or before such date of determination,

          4.   the principal portion of any Realized Loss incurred in respect of the subject mortgage loan prior to the end of the collection period for the then-most recent distribution date coinciding with or preceding such date of determination, and

          5.   to the extent not otherwise included as part of the amount described in the immediately preceding clause 4, any amount of reduction in the outstanding principal balance of the subject mortgage loan resulting from a Deficient Valuation that occurred prior to the end of the collection period for the then-most recent distribution date coinciding with or preceding such date of determination.

     With respect to any mortgage loan in the trust fund as to which the related mortgaged real property has become an REO Property, the "Stated Principal
Balance" of that mortgage loan will be, as of any date of determination, an amount equal to (x) the Stated Principal Balance of that mortgage loan as of the date of the related REO acquisition, minus (y) the sum of:

     1.   the principal portion of any P&I advance made with respect to the subject mortgage loan on or after the date of the related REO acquisition, to the extent distributed to series 2007-C6
          certificateholders on or before such date of determination;

     2.   the principal portion of all insurance proceeds, condemnation proceeds, liquidation proceeds and REO revenues received with respect to the subject mortgage loan deemed to be outstanding, to the extent distributed to series 2007-C6 certificateholders on or before such date of determination; and

     3.   the principal portion of any Realized Loss incurred in respect of the subject mortgage loan prior to the end of the collection period for the then-most recent distribution date coinciding with or preceding such date of determination.

     A mortgage loan (including a mortgage loan deemed to be outstanding with respect to an REO Property) will be deemed to be part of the mortgage pool and to have an outstanding Stated Principal Balance until the distribution date on which the payments or other proceeds, if any, received in connection with a liquidation event in respect thereof are to be (or, if no such payments or other proceeds are received in connection with such liquidation event, would have been) distributed to series 2007-C6 certificateholders. For purposes of this definition, payments or other collections of principal on or with respect to any underlying mortgage loan (including any mortgage loan as to which the related mortgaged real property has become an REO Property) will be considered distributed to series 2007-C6 certificateholders as of the first distribution date that those payments are included in the Total Principal Distribution
Amount. However, to the extent that principal from general collections on the mortgage pool is used to reimburse, or pay interest on, advances deemed to be nonrecoverable pursuant to the series 2007-C6 pooling and servicing agreement with respect to any particular mortgage loan, and such principal amount has not been included as part of the Total Principal Distribution Amount, such principal amount will continue to be deemed to be distributed for purposes of calculating the Stated Principal Balance. Notwithstanding the foregoing, if any mortgage loan is paid in full, liquidated or otherwise removed from the trust

                                      307

fund, commencing as of the first distribution date following the collection period during which such event occurred, the Stated Principal Balance of such mortgage loan will be zero.

     "SUBORDINATE NON-TRUST LOAN" means a Non-Trust Loan that is subordinate in right of payment to the underlying mortgage loan in the same Loan Combination.

     "SUBORDINATE SERVICED NON-TRUST LOAN" means any Subordinate Non-Trust Loan that is a Serviced Non-Trust Loan.

     "SUB-SERVICING FEE RATE" means, for any underlying mortgage loan, the per annum rate at which the monthly sub-servicing fee is payable to any sub-servicer.

     "SUBSTITUTION SHORTFALL AMOUNT" has the meaning given to that term under
"Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases
and Substitutions" in this offering prospectus.

     "TOTAL AVAILABLE FUNDS" means, with respect to any distribution date, the total amount of funds available to make payments on the REMIC Regular
Certificates and the REMIC regular interests corresponding to the Floating Rate
Certificates on that date as described under "The Series 2007-C6 Pooling and
Servicing Agreement--Accounts" in this offering prospectus.

     "TOTAL AVAILABLE P&I FUNDS" means, with respect to any distribution date, subject to the discussion under "Description of the Offered
Certificates--Payments" in this offering prospectus, all funds in the certificate administrator's distribution account that are available to make payments of interest and principal on the series 2007-C6 certificates on that distribution date. The Total Available P&I Funds do not include Post-ARD
Additional Interest, yield maintenance charges or prepayment premiums. The certificate administrator will apply the Total Available P&I Funds as described under "Description of the Offered Certificates--Payments" in this offering prospectus to pay principal and accrued interest on the series 2007-C6 certificates (exclusive of the class R and Y certificates) on that date.

     "TOTAL PRINCIPAL DISTRIBUTION AMOUNT" has the meaning assigned to that term under "Description of the Offered Certificates--Payments--Payments of Principal"
in this offering prospectus.

     "UAV" means unavailable.

     "UNDERWRITER EXEMPTION" means Prohibited Transaction Exemption 91-23, as amended by Prohibited Transaction Exemptions 97-34, 2000-58 and 2002-41.

     "UNDERWRITTEN ANNUAL REPLACEMENT RESERVES" or "U/W ANNUAL REPLACEMENT
RESERVES" means the average annual ongoing repairs and replacements estimated for a mortgaged real property, generally consistent with the greater of (a) the
Recommended Annual Replacement Reserves and (b) the lender's minimum underwriting standard for that property type.

     "UNDERWRITTEN ANNUAL TI/LC RESERVES" or "U/W ANNUAL TI/LC RESERVES" means the average annual tenant improvement and leasing commissions estimated for a mortgaged real property, generally consistent with the lender's minimum underwriting standard for that property type.

     "UNDERWRITTEN EXPENSES" or "U/W EXPENSES" means, with respect to any mortgaged real property securing an underlying mortgage loan, the annual operating expenses estimated for that property, generally derived from the historical annual expenses reflected in the operating statements and other information furnished by the related borrower, except that those expenses were often modified as follows:

     o    operating expenses were generally adjusted by various factors such as inflation, appraisers'

                                      308

          estimates and historical trends;

     o    if there was no management fee or a management fee which varies from the market, it was assumed that a management fee is payable with respect to the mortgaged real property in an amount that is the greater of the market rate as determined by an appraiser or the lender's minimum management fee underwriting criteria for the applicable property type; and

     o    those expenses were adjusted so as to eliminate any capital expenditures, loan closing costs, tenant improvements or leasing commissions and similar nonrecurring expenses.

     Underwritten Expenses generally include:

     o    salaries, wages and benefits;

     o    the costs of utilities;

     o    repairs and maintenance;

     o    marketing;

     o    insurance;

     o    management;

     o    landscaping;

     o    security, if provided at the mortgaged real property;

     o    real estate taxes;

     o    general and administrative expenses; and

     o    ground lease payments, and other costs;

but without any deductions for debt service, depreciation and amortization or capital expenditures, tenant improvements or leasing commissions.

     "UNDERWRITTEN NET CASH FLOW," "U/W NET CASH FLOW," "UNDERWRITTEN NCF" and
"U/W NCF" each means, for any mortgaged real property, the Underwritten NOI for that property reduced by the following items, if and to the extent that the items have not already been netted-out in calculating Underwritten NOI:

     o    underwritten capital expenditure reserves; and

     o    underwritten tenant improvements and leasing commission reserves.

Underwritten Net Cash Flow is subject to the same limitations and qualifications as Underwritten NOI. In addition, Underwritten Net Cash Flow is not a substitute for, or comparable to, net cash flow (as determined in accordance with GAAP) as a measure of the results of a mortgaged real property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. No representation is made as to the future net cash flow of the mortgaged real properties, nor is the Underwritten Net Cash
Flow set forth herein with respect to any mortgaged real property intended to represent such future net cash flow.

                                      309

     "UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIO" and "U/W NCF DSCR" means, subject to the discussion under "Risk Factors--The Underwritten Net Cash Flow
Debt Service Coverage Ratios and/or Loan-to-Value Ratios for Certain of the
Underlying Mortgage Loans Have Been Adjusted in Consideration of Certain
Financial Performance Assumption or a Cash Holdback or a Guaranty or Based on a
Stabilized Appraised Value" in this offering prospectus:

     o    with respect to any underlying mortgage loan (other than a Crossed
          Loan, the Ala Moana Portfolio Mortgage Loan, the DDR Southeast Pool
          Mortgage Loan, the 600 West Chicago Mortgage Loan and the CGM
          AmeriCold Portfolio Mortgage Loan), the ratio of--

          1.   the U/W NCF for the corresponding mortgaged real property or properties, to

          2.   the Annual Debt Service for the underlying mortgage loan;

     o    with respect to any Crossed Loan, the ratio of--

          1.   the total U/W NCF for all of the mortgaged real properties related to the applicable Crossed Group, to

          2.   the total Annual Debt Service for all of the underlying mortgage loans in the applicable Crossed Group; and

     o    with respect to each of the Ala Moana Portfolio Mortgage Loan, the DDR
          Southeast Pool Mortgage Loan, the 600 West Chicago Mortgage Loan and
          the CGM AmeriCold Portfolio Mortgage Loan, the ratio of--

          1.   the U/W NCF for the corresponding mortgaged real property or properties, to

          2.   the sum of the Annual Debt Service for that underlying mortgage loan and the aggregate-Annual Debt Service for the related Pari
               Passu Non-Trust Loan(s).

     "UNDERWRITTEN NET OPERATING INCOME," "U/W NET OPERATING INCOME,"
"UNDERWRITTEN NOI" and "U/W NOI" each means, for any mortgaged real property securing any underlying mortgage loan, an estimate, made at or about the time of origination of that mortgage loan or, in some cases, more recently derived from current financial information, of the total cash flow anticipated to be available for Annual Debt Service on the underlying mortgage loan, calculated as the excess of Underwritten Revenues over Underwritten Expenses before considering any reserves or capital expenditures.

     Underwritten NOI describes the cash flow available before deductions for capital expenditures such as tenant improvements, leasing commissions and structural reserves. In general, Underwritten NOI has been calculated without including underwritten reserves or any other underwritten capital expenditures among Underwritten Expenses. Had those reserves been so included, Underwritten
NOI would have been lower. Even in those cases where such underwritten reserves or any other underwritten capital expenditures were so included, no cash may have been actually escrowed. No representation is made as to the future operating income of the properties, nor is the Underwritten NOI set forth in this offering prospectus with respect to any mortgaged real property intended to represent such future net operating income.

     Actual conditions at any mortgaged real property may differ substantially from the assumed conditions used in calculating Underwritten NOI. In particular, the assumptions regarding future revenues, tenant vacancies, future expenses and various other relevant factors, may differ substantially from actual conditions and circumstances with respect to any mortgaged real property. There can be no assurance that the actual financial

                                      310

performance of any of the mortgaged real properties will meet the underwritten results assumed in connection with the origination or purchase of the underlying mortgage loans.

     Underwritten NOI and the Underwritten Revenues and Underwritten Expenses
used to determine Underwritten NOI for each mortgaged real property are derived from information furnished by the respective borrowers. Net income for a mortgaged real property as determined under GAAP would not be the same as the
Underwritten NOI for the mortgaged real property set forth in this offering prospectus. In addition, Underwritten NOI is not a substitute for or comparable to operating income as determined in accordance with GAAP as a measure of the results of a property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity.

     "UNDERWRITTEN REVENUES" or "U/W REVENUES" means the annual operating revenues estimated for a mortgaged real property, and generally equals, subject to the assumptions and adjustments specified below:

     o    in the case of the multifamily rental properties, the amount of gross rents expected to be received during a 12-month period, as estimated by annualizing a current rent roll provided by the borrower in connection with the origination of the underlying mortgage loan or, more recently, under its periodic operating statements reporting requirements; and

     o    in the case of the commercial properties, the amount of gross rents expected to be received during a 12-month period, as estimated by annualizing a current rent roll provided by the borrower in connection with the origination of the underlying mortgage loan or, more recently, under its periodic operating statement reporting requirements, plus--

          1.   for some commercial properties, percentage rents or other
               revenues based on normalized actual amounts collected during previous operating periods, and/or

          2.   in the case of some commercial properties with modified gross or net leases, the amount of expense reimbursements expected to be received over a 12-month period, as estimated based upon actual lease terms currently in effect or actual amounts collected during previous operating periods.

     For multifamily rental and commercial properties, Underwritten Revenues also may include some other revenue items such as parking fees, laundry income and late fees.

     However, Underwritten Revenues were often decreased to take into account:

     o    the market vacancy rate, if that rate was more than the vacancy rate reflected in the most recent rent roll or operating statements, as the case may be, furnished by the related borrower;

     o    lender's minimum vacancy underwriting criteria for the applicable property type; and

     o    for some commercial properties, applicable market rental rates, resulting, in some cases, in base rents being marked downward to market rents.

     In addition, in the case of some commercial properties, the Underwritten
Revenues were adjusted upward to account for all or a portion of the rents provided for under any rent step-ups or new leases scheduled to take effect, generally within six months of the date of the rent roll used to underwrite the subject mortgaged real property, as well as any rents not currently payable but scheduled to be payable following the completion of a build-out or the end of a free rent period.

                                      311

     "UNITED STATES PERSON" means--

     o    a citizen or resident of the United States,

     o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of
          Columbia;

     o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury Regulations, a trust will be a United States person if it was in existence on August 20, 1996 and it elected to be treated as a United States person.

     "UNITS" means, in the case of a mortgaged real property operated as multifamily housing, the number of apartments, regardless of the size of or number of rooms in such apartment, which are referred to in Annex A-1 to this offering prospectus as "Units."

     "UNRESTRICTED SERVICER REPORTS" means, collectively, the following reports and templates, among others:

     o    CMSA delinquent loan status report;

     o    CMSA historical loan modification and corrected mortgage loan report;

     o    CMSA loan level reserve/LOC report;

     o    CMSA historical liquidation loss template;

     o    CMSA REO status report;

     o    CMSA advance recovery report; and

     o    from and after its filing with the SEC, any item deemed to be an
          Unrestricted Servicer Report in accordance with the definition of
          "Restricted Servicer Reports" in this glossary.

     "WACHOVIA" means Wachovia Bank, National Association.

     "WEIGHTED AVERAGE LIFE TO MATURITY" means, with respect to any underlying mortgage loan, the number of years obtained by dividing:

     (1)  the then outstanding principal amount of the mortgage loan into

                                      312

     (2)  the total of the products obtained by multiplying:

          (a)  the amount of each then remaining required principal payment, including the principal payment at the maturity date, in respect thereof,

          by

          (b)  the number of years (including fractional years) that will elapse between such date and the date on which such payment is to be made.

     "WEIGHTED AVERAGE POOL PASS-THROUGH RATE" means, for any distribution date, the weighted average of the Net Mortgage Pass-Through Rates with respect to all of the mortgage loans in the trust fund (including mortgage loans as to which the related mortgaged real property has become an REO Property) for that distribution date, weighted on the basis of the respective Stated Principal
Balances of those mortgage loans immediately prior to that distribution date.

     "YEAR BUILT" means, with respect to any mortgaged real property, the years during which construction of the mortgaged real property was completed.

     "YEAR RENOVATED" means, with respect to any mortgaged real property, the year during which the most recent renovation, if any, of the mortgaged real property was completed. That renovation would generally include significant capital improvements to either the interior or exterior of the mortgaged real property. In the event of multiple years of renovation, only the most recent of those years is shown.

     "YIELD MAINTENANCE INTEREST RATE" means, with respect to any mortgage loan in the trust fund and as indicated by the Yield Maintenance Discounting Horizon, one of the following:

     1.   If the value specified in the column labeled "Yield Maintenance
          Discounting Horizon" on Annex A-1 to this offering prospectus is
          "Maturity," an annualized yield (the "Yield Rate") equal to the yield on securities issued by the United States Treasury or other direct non-callable obligations backed by the full faith and credit of the
          United States of America having a maturity closest to the maturity of the subject mortgage loan, as the Yield Rate is quoted using the method specified in the related mortgage loan documents;

     2.   If the value specified in the column labeled "Yield Maintenance
          Discounting Horizon" on Annex A-1 to this offering prospectus is
          "WAL," the Yield Rate equal to the yield on securities issued by the
          United States Treasury or other direct non-callable obligations backed by the full faith and credit of the United States of America with a term equal to the Weighted Average Life to Maturity of the subject mortgage loan, as the Yield Rate is quoted using the method specified in the related mortgage loan documents;

     3.   If the value specified in the column labeled "Yield Maintenance
          Discounting Horizon" on Annex A-1 to this offering prospectus is
          "Specified," the Yield Rate on securities issued by the United States
          Treasury having a maturity specified in the related mortgage loan documents.

     The Yield Maintenance Interest Rate should be increased by x basis points if the value specified for the subject mortgage loan in the column "Yield
Maintenance Interest Rate" on Annex A-1 to this offering prospectus is "T+x," or by zero (0) basis points if the value specified is "Treasury Flat" (or "U.S.
obligations Flat").

     The Yield Maintenance Interest Rate, as adjusted in the preceding paragraph, shall be converted to a monthly equivalent yield if the value for the subject mortgage loan specified in the column labeled "Yield

                                      313

Maintenance Interest Rate Converted to Monthly Mortgage Rate" on Annex A-1 to
this offering prospectus is "Yes."

                                      314

                                    ANNEX A-1

                        CHARACTERISTICS OF THE UNDERLYING
                MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

Note:For purposes of presenting information regarding the original and remaining terms to maturity of the respective underlying mortgage loans in this Annex A-1, each ARD Loan is assumed to mature on its anticipated repayment date.

                                      A-1-1

        MORTGAGE   LOAN
 LOAN     LOAN    GROUP
NUMBER   SELLER   NUMBER                  LOAN / PROPERTY NAME                                       PROPERTY ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1     LaSalle      1    DDR Southeast Pool                                          Various
 1.1                 1    Hilltop Plaza                                               3200-4200 Klose Way, 3401 Blume Drive
 1.2                 1    Largo Town Center                                           950 Largo Center Drive
 1.3                 1    Midway Plaza                                                5725 North University Drive
 1.4                 1    Riverstone Plaza                                            1351-1455 Riverstone Parkway
 1.5                 1    Highland Grove                                              10451 Indianapolis Boulevard
 1.6                 1    Riverdale Shops                                             935 Riverdale Street
 1.7                 1    Skyview Plaza                                               7801 South Orange Blossom Trail
 1.8                 1    Apple Blossom Corners                                       2190 South Pleasant Valley Road
 1.9                 1    Fayetteville Pavilion                                       2047-2071 Skibo Road
 1.10                1    Creekwood Crossing                                          7327 52nd Place East
 1.11                1    Flamingo Falls                                              2000 Flamingo Road
 1.12                1    Harundale Plaza                                             7440 Ritchie Highway
 1.13                1    Meadowmont Village Center                                   603 Meadowmont Village Drive
 1.14                1    Springfield Commons                                         Airport Highway South Holland Sylvania Road
 1.15                1    Northlake Commons                                           3804-3980 Northlake Boulevard
 1.16                1    Village Square at Golf                                      4707-4793 North Congress Avenue
 1.17                1    Oviedo Park Crossing                                        1115 Vidina Place
 1.18                1    Shoppes of Golden Acres                                     9840 Little Road
 1.19                1    Bardmoor Shopping Center                                    10801 Starkey Road
 1.20                1    Rosedale Shopping Center                                    9943 Gilead Road
 1.21                1    Casselberry Commons                                         1455 South Semoran Boulevard
 1.22                1    Shoppes at New Tampa                                        1950 Bruce B. Downs Boulevard
 1.23                1    Crossroads Plaza                                            Route 38
 1.24                1    Plaza Del Paraiso                                           127th Avenue and 120th Street
 1.25                1    North Pointe Plaza                                          15001 North Dale Mabry Highway
 1.26                1    Melbourne Shopping Center                                   1301 - 1441 South Babcock Street
 1.27                1    Market Square                                               9559 Highway 5
 1.28                1    Shoppes of Lithia                                           3425 Lithia-Pinecrest Road
 1.29                1    West Oaks Towne Center                                      9557 West Colonial Drive
 1.30                1    Sharon Greens                                               1595 Peachtree Parkway
 1.31                1    Lakewood Ranch                                              1715-1795 Lakewood Ranch Boulevard
 1.32                1    Cofer Crossing                                              4349-4357 Lawrenceville Highway
 1.33                1    Clayton Corners                                             11721 U.S. Highway 17 West
 1.34                1    Clearwater Crossing                                         7380 Spout Springs Road
 1.35                1    Shoppes at Paradise Pointe                                  247 Miracle Strip Parkway
 1.36                1    Killearn Shopping Center                                    3483 Thomasville Road
 1.37                1    Conway Plaza                                                4400 Curry Ford Road
 1.38                1    River Run Shopping Center                                   9981 Miramar Parkway
 1.39                1    Aberdeen Square                                             4966 Le Chalet Boulevard
 1.40                1    Derby Square                                                2165-2233 Stringtown Road
 1.41                1    Chickasaw Trails Shopping Center                            2160 South Chickasaw Trail
 1.42                1    Shoppes at Lake Dow                                         920 Highway 91 East
 1.43                1    Shoppes of Ellenwood                                        2828-2844 East Atlanta Road
 1.44                1    Shops at Oliver's Crossing                                  5034 Peters Creek Parkway
 1.45                1    Southwood Village Shopping Center                           3551 Blair Stone Road
 1.46                1    Paraiso Plaza                                               3301 West 80th Street
 1.47                1    Sheridan Square                                             401 East Sheridan Street
 1.48                1    Countryside Shopping Center                                 4025 Santa Barbara Boulevard
 1.49                1    Shoppes of Citrus Hills                                     2699 North Forest Ridge Boulevard
 1.50                1    Crystal Springs Shopping Center                             6738-6784 West Gulf to Lake Highway
 1.51                1    Sexton Commons                                              1416 North Main Street
 1.52                1    Hairston Crossing                                           2071-2079 South Hairston Road
------------------------------------------------------------------------------------------------------------------------------------
  2       CGM        1    CGM AmeriCold Portfolio                                     Various
 2.1                 1    Plover                                                      1801 Highway 54
 2.2                 1    Salem                                                       4095 Portland Road Northeast
 2.3                 1    Moses Lake                                                  3245 Road N Northeast
 2.4                 1    Hermiston                                                   78149 Westland Road
 2.5                 1    Tarboro                                                     200 Sara Lee Road
 2.6                 1    Leesport                                                    41 Orchard Lane
 2.7                 1    Atlanta Gateway                                             6150 Xavier Drive Southwest
 2.8                 1    Tomah                                                       28063 Essex Avenue
 2.9                 1    Texarkana                                                   3609 Genoa Road
 2.10                1    Fremont                                                     950 South Schneider Street
 2.11                1    Burlington                                                  301 South Walnut Street
 2.12                1    Springdale Freezer                                          1200 North Missouri Road
 2.13                1    Marshall                                                    3465 West Arrow Street
 2.14                1    Charlotte North                                             1000 Exchange Street
 2.15                1    Birmingham                                                  600 West 25th Street
------------------------------------------------------------------------------------------------------------------------------------
  3       CGM        1    Greensboro Corporate Center                                 8401 & 8405 Greensboro Drive
------------------------------------------------------------------------------------------------------------------------------------
  4     LaSalle      2    Hyde Park Apartment Portfolio                               Various
 4.1                 2    5326-5336 South Greenwood Avenue                            5326-5336 South Greenwood Avenue
 4.2                 2    5452-5466 South Ellis Ave., 949-957 E. 54th Pl.             5452-5466 South Ellis Avenue,
                                                                                      949-957 East 54th Street
 4.3                 2    5339-5345 South Woodlawn Ave., 1204-1224 E. 54th St.        5339-5345 South Woodlawn Avenue,
                                                                                      1204-1224 East 54th Street
 4.4                 2    5335-5345 South Kimbark Ave., 1304-1308 E. 54th St.         5335-5345 South Kimbark Avenue,
                                                                                      1304-1308 East 54th Street
 4.5                 2    1509-1517 E. 57th St., 5707-5709 South Harper Ave.          1509-1517 East 57th Street,
                                                                                      5707-5709 South Harper Avenue
 4.6                 2    5201 South Greenwood Avenue                                 5201 South Greenwood Avenue
 4.7                 2    5411-5421 South Ellis Avenue                                5411-5421 South Ellis Avenue
 4.8                 2    5034-56 S. Woodlawn Avenue                                  5034-56 South Woodlawn Avenue
 4.9                 2    5300-5308 South Hyde Park Avenue                            5300-5308 South Hyde Park Avenue
 4.10                2    5300-5308 South Greenwood Ave., 1021-1029 E. 53rd           5300-5308 South Greenwood Avenue,
                                                                                      1021-1029 East 53rd Street
 4.11                2    5234-5244 South Ingleside, 912-914 E. 53rd                  5234-5244 South Ingleside Avenue,
                                                                                      912-914 East 53rd Street
 4.12                2    1515-1521 East 54th St.                                     1515-1521 East 54th Street
 4.13                2    5416-5430 South Woodlawn Avenue                             5416-5430 South Woodlawn Avenue
 4.14                2    5301-5307 South Maryland, 839-843 E. 53rd St.               5301-5307 South Maryland,
                                                                                      839-843 E. 53rd Street
 4.15                2    5400-5406 South Maryland Ave., 825-827 E. 54th St.          5400-5406 South Maryland Avenue,
                                                                                      825-827 East 54th Street
 4.16                2    5415-5425 South Woodlawn Avenue                             5415-5425 South Woodlawn Avenue
 4.17                2    5320-5326 South Drexel                                      5320-5326 South Drexel
 4.18                2    5120 South Hyde Park                                        5120 South Hyde Park Boulevard
 4.19                2    5355-5361 South Cottage Grove, 804-808 E. 54th St.          5355-5361 South Cottage Grove,
                                                                                      804-808 East 54th Street
 4.20                2    5400-5408 South Ingleside Ave., 913-915 E. 54th St.         5400-5408 South Ingleside Avenue,
                                                                                      913-915 East 54th Street
 4.21                2    5401-5409 South Cottage Grove, 807-811 E. 54th St.          5401-5409 South Cottage Grove,
                                                                                      807-811 East 54th Street
 4.22                2    5528-5532 South Everett Avenue                              5528-5532 South Everett Avenue
 4.23                2    5237-5245 South Kenwood, 1368-1370 E. 53rd                  5237-5245 South Kenwood Avenue,
                                                                                      1368-1370 East 53rd Street
 4.24                2    5715-5725 South Kimbark Avenue                              5715-5725 South Kimbark Avenue
 4.25                2    5350-5358 South Maryland Ave., 812-816 E. 54th St.          5350-5358 South Maryland Avenue,
                                                                                      812-816 East 54th Street
 4.26                2    4850 South Drexel Boulevard                                 4850 South Drexel Boulevard
 4.27                2    5474-5480 South Hyde Park Boulevard                         5474-5480 South Hyde Park Boulevard
 4.28                2    5202-5210 South Cornell                                     5202-5210 South Cornell Avenue
 4.29                2    5118-5120 South Greenwood                                   5118-5120 South Greenwood Avenue
 4.30                2    5401-5405 South Drexel Ave., 909-911 E. 54th St.            5401-5405 South Drexel Avenue,
                                                                                      909-911 East 54th Street
 4.31                2    5218-5220 South Kimbark                                     5218-5220 South Kimbark Avenue
 4.32                2    5487-5491 South Hyde Park Boulevard                         5487-5491 South Hyde Park Boulevard
 4.33                2    5335-5337 South Woodlawn Avenue                             5335-5337 South Woodlawn Avenue
 4.34                2    5507-5509 South Hyde Park Boulevard                         5507-5509 South Hyde Park Boulevard
 4.35                2    5524-5526 South Everett Avenue                              5524-5526 South Everett Avenue
 4.36                2    5468-5470 South Hyde Park Boulevard                         5468-5470 South Hyde Park Boulevard
 4.37                2    5401-5403 South Woodlawn Ave., 1211-1213 E. 54th St.        5401-5403 South Woodlawn Avenue,
                                                                                      1211-1213 East 54th Street
 4.38                2    5111 South Kimbark Avenue                                   5111 South Kimbark Avenue
 4.39                2    5336 South Hyde Park Avenue                                 5336 South Hyde Park Avenue
 4.40                2    5405-5407 South Woodlawn Avenue                             5405-5407 South Woodlawn Avenue
 4.41                2    5457-5459 South Blackstone Avenue                           5457-5459 South Blackstone Avenue
 4.42                2    5337 South Hyde Park Avenue                                 5337 South Hyde Park Avenue
 4.43                2    5128-5132 South Cornell Avenue                              5128-5132 South Cornell Avenue
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  5     LaSalle      1    Wachovia Capitol Center                                     150 Fayetteville Street
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  6     LaSalle      1    Ala Moana Portfolio                                         Various
 6.1                 1    Ala Moana Center                                            1450 Ala Moana Boulevard
 6.2                 1    Ala Moana Building                                          1441 Kapiolani Boulevard
 6.3                 1    Ala Moana Pacific Center                                    1585 Kapiolani Boulevard
 6.4                 1    Ala Moana Plaza                                             451 Piikoi Street
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  7       CGM        1    Moreno Valley Mall                                          22500 Town Circle
  8       CGM        1    3535 Market Street                                          3535 Market Street
  9     Capmark      1    Courtyard by Marriott - Pasadena                            180 North Fair Oaks Avenue
  10    Capmark      1    Columbia Park                                               3115 Kennedy Boulevard
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  11    Capmark      1    Northmeadow Business Park                                   Various
 11.1                1    Northmeadow Creekside - 1335                                1335 Northmeadow Parkway
 11.2                1    Northmeadow Creekside - 1325                                1325 & 1327 Northmeadow Parkway
 11.3                1    11545 Northmeadow                                           11545 Wills Road
 11.4                1    Hembree Park - 660                                          660 Hembree Park Drive
 11.5                1    Hembree Park - 250                                          250 Hembree Park Drive
 11.6                1    Northmeadow Parkside - 1175                                 1175 Northmeadow Parkway
 11.7                1    Northmeadow Parkside - 1125                                 1125 Northmeadow Parkway
 11.8                1    Northmeadow Creekside - 1350                                1350 Northmeadow Parkway
 11.9                1    Hembree Crest - 11820                                       11820 Wills Road
11.10                1    Northmeadow Parkside - 1115                                 1115 Northmeadow Parkway
11.11                1    Northmeadow Parkside - 1100                                 1100 Northmeadow Parkway
11.12                1    Northmeadow Parkside - 1200                                 1200 Northmeadow Parkway
11.13                1    Northmeadow Creekside - 11390                               11390 Old Roswell Road
11.14                1    Northmeadow Parkside - 1400                                 1400 Hembree Road
11.15                1    Northmeadow Parkside - 1150                                 1150 Northmeadow Parkway
11.16                1    Northmeadow Parkside - 1225                                 1225 Northmeadow Parkway
11.17                1    Northmeadow Parkside - 1250                                 1250 Northmeadow Parkway
11.18                1    Children's Healthcare                                       11835 Alpharetta Highway
11.19                1    Hembree Crest - 11810                                       11810 Wills Road
11.20                1    Hembree Crest - 11800                                       11800 Wills Road
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  12    LaSalle      1    600 West Chicago                                            600 West Chicago Avenue, 900-950 West
                                                                                      Kingsbury, 811 North Larabee
  13      CGM        1    Culver Center                                               Southwest corner of Overland Avenue &
                                                                                      Venice Boulevard
  14      CGM        1    Crossroads Marketplace                                      12945-13225 Peyton Drive
  15    Capmark      1    Miracle Mile SC                                             4100 William Penn Highway
  16      CGM        1    City Crescent                                               10 South Howard Street
  17    LaSalle      1    Fifty West Corporate Center                                 3975 Fair Ridge Drive
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  18    LaSalle      1    IAC - CA & WA Industrial Portfolio                          Various
 18.1                1    La Miada Commerce Center                                    16651-16855 Knott Avenue & 16800 Trojan Way
 18.2                1    Sea King Industrial                                         9100 15th Place South & 1501-1621 South
                                                                                      92nd Place
 18.3                1    Commerce Business Park                                      6801-6819 Gage Avenue & 6301-6371 Chalet Drive
 18.4                1    East Valley Distribution Center                             20421 84th Avenue South
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  19    LaSalle      1    Herndon Square Office Park                                  505 - 540 Huntmar Park Drive
  20    Capmark      1    Residence Inn - Rosslyn                                     1651 North Oak Street
  21    Capmark      1    Renaissance Club Sport - Walnut Creek                       2805 Jones Road
  22    LaSalle      1    Woodside Corporate Park                                     15025, 15425, 15275, 15125, 15075, 15140 and
                                                                                      15475 SW Koll Parkway and
                                                                                      15655 Greystone Court
  23    LaSalle      1    100 Technology Center Drive                                 100 Technology Center Drive
  24      CGM        1    Plaza at Puente Hills                                       17877-18271 Gale Avenue
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  25    LaSalle      1    BCBG Portfolio                                              Various
 25.1                1    BCBG - Fruitland                                            2701, 2707, 2711, 2761 Fruitland Avenue
 25.2                1    BCBG - Santa Fe                                             4701 South Santa Fe Avenue
 25.3                1    BCBG - Leonis                                               2665 Leonis Boulevard
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  26    LaSalle      2    Southeast Apartment Portfolio                               Various
 26.1                2    Grove Station Apartments                                    1 Lakeside Road
 26.2                2    Bradford Grove Apartments                                   2096 East Main Street
 26.3                2    Merritt Landing Apartments                                  5700 Altama Avenue
 26.4                2    Hidden Park Apartments                                      320 Spruce Street
 26.5                2    Willow Glen Apartments                                      211 Garden Way
 26.6                2    Quail Pointe Apartments                                     460 East Blackstock Road
 26.7                2    Ashley Chase Apartments                                     1199 Lafayette Boulevard
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  27      CGM        1    Morgantown Crossing                                         100 Crossing Boulevard
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  28    LaSalle      1    IAC - Oregon Industrial Portfolio                           Various
 28.1                1    Commerce Park - Milwaukie                                   13477-13551 Southeast Johnson Road
 28.2                1    Commerce Park - McLoughlin                                  2600-2770 Southeast Mailwell Drive
 28.3                1    Commerce Park - Clackamas                                   16065-16251 Southeast 98th Avenue
 28.4                1    Commerce Park - Wilsonville                                 10965 Southwest Commerce Circle & 9125
                                                                                      Southwest Ridder Road
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  29    Capmark      1    Courtyard by Marriott - Washington Convention Center        900 F Street Northwest
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  30    LaSalle      1    Prologis Industrial                                         Various
 30.1                1    Prologis Industrial - Stone Fort Distribution Center No. 1  2100 Amnicola Highway
 30.2                1    Prologis Industrial - Airport Distribution Center #16       3900 New Getwell Road
 30.3                1    Prologis Industrial - Airport Distribution Center #19       3977, 4011 & 4015 East Raines Road
 30.4                1    Prologis Industrial - Airport Distribution Center #10       4400 Delp Street
 30.5                1    Prologis Industrial - Southwide Industrial Center #7        3638-3684 Contract Drive
 30.6                1    Prologis Industrial - Airport Distribution Center #2        4148-4194 Delp Street
 30.7                1    Prologis Industrial - Delp Distribution Center #2           3901-3921 Delp Street
 30.8                1    Prologis Industrial - Delp Distribution Center #5           4319 Delp Street
 30.9                1    Prologis Industrial - Airport Distribution Center #11       3970 & 4000 Senator Street
30.10                1    Prologis Industrial - Delp Distribution Center #8           4486-4524 Delp Street
30.11                1    Prologis Industrial - Stone Fort Distribution Center No. 4  4121 South Creek Road
30.12                1    Prologis Industrial - Airport Distribution Center #4        4280-4290 Concorde Road
30.13                1    Prologis Industrial - Airport Distribution Center #15       3736 New Getwell Road
30.14                1    Prologis Industrial - Airport Distribution Center #18       3983-4011 Senator Street
30.15                1    Prologis Industrial - Southwide Industrial Center #6        2870-2904 Cargo Circle
30.16                1    Prologis Industrial - Airport Distribution Center #9        4056 Homewood Road and 4140 East Raines Road
30.17                1    Prologis Industrial - Airport Distribution Center #7        4313 Air Trans Road
30.18                1    Prologis Industrial - Airport Distribution Center #8        4299 Air Trans Road
30.19                1    Prologis Industrial - Southwide Industrial Center #5        2893-2909 Shortside Lane
30.20                1    Prologis Industrial - Southwide Industrial Center #8        3558 Lamar Avenue
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  31      CGM        1    Gateway at Burbank                                          25-113 East Alameda Avenue
  32      CGM        1    Alderwood Plaza                                             18400 33rd Avenue West
  33    LaSalle      1    Westlake Landing                                            32121-32133 Lindero Canyon Road
  34      CGM        1    Plaza on the Boulevard                                      8001-8037 West Florissant Road
  35      CGM        1    Blue Oaks Marketplace                                       6815-6843 Lonetree Boulevard
  36      PNC        1    University Center East - San Diego                          9381 Judicial Drive
  37      CGM        1    The Tower at Northside                                      5670 Peachtree Dunwoody Road
  38      CGM        2    Forest Ridge Apartments                                     2508 Forest Point Drive
  39      PNC        2    Cornerstone Ranch Apartment Homes                           2002 South Mason Road
  40      CGM        1    Martin Village                                              5400 East Martin Way
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  41      CGM        1    2, 4 & 6 Omni Way                                           Various
 41.1                1    2 Omni Way                                                  2 Omni Way
 41.2                1    4 Omni Way                                                  4 Omni Way
 41.3                1    6 Omni Way                                                  6 Omni Way
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  42    LaSalle      1    Regency Court                                               9276 Arlington Expressway
  43      CGM        2    Villa D'Este                                                5536 Lindley Avenue
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  44    LaSalle      1    VDR Retail Portfolio                                        Various
 44.1                1    Lakeview Plaza                                              191 South Rand Road
 44.2                1    Glen Ellyn Crossing                                         727 Roosevelt Road
 44.3                1    Burbank Crossing                                            7901 South Harlem Avenue
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  45      CGM        1    InfoUSA - Ralston, NE                                       5711 South 86th Circle
  46      CGM        1    Gateway Plaza                                               13201-13297 Gateway Center Drive
  47      CGM        1    InfoUSA - Papillion, NE                                     1020 East 1st Street
  48    LaSalle      1    Country Club Village                                        9100-9150 Alcosta Boulevard
  49      CGM        1    698-700 Madison Avenue                                      698-700 Madison Avenue
  50    LaSalle      1    deCODE genetics                                             2501 West Davey Road
  51    Capmark      1    Hilton Garden Inn - Detroit                                 351 Gratiot Avenue
  52      CGM        1    Salishan Spa & Golf Resort                                  7760 Highway 101 North
  53    LaSalle      2    Granada Apartments                                          1717 Kuntz Road
  54      CGM        1    Creekside Place                                             23600-23636 Valencia Boulevard
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  55      CGM        1    TownePlace Suites - Miami                                   Various
 55.1                1    TownePlace Suites - Miami Lakes                             8079 Northwest 154th Street
 55.2                1    TownePlace Suites - Miami Airport West                      10505-10525 Northwest 36th Street
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  56    Capmark      1    Residence Inn - DuPont Circle                               2120 P Street Northwest
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  57    LaSalle      1    NNN - Lenox Park (Buildings A & B)                          Various
 57.1                1    Lenox Park Building B                                       6625 Lenox Park Boulevard
 57.2                1    Lenox Park Building A                                       3175 Lenox Park Boulevard
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  58      CGM        1    Shaw's Plaza                                                15 Smithfield Avenue, 50 Ann Mary Street,
                                                                                      70 Powell Street, and 235 Collyer Street
  59      CGM        1    Hotel Indigo - Atlanta, GA                                  683 Peachtree Street
  60      CGM        1    Bursca Business Park                                        200-800 Bursca Drive
  61      CGM        1    Newport Marketplace                                         353 Chatham Drive
  62      CGM        1    The Tides                                                   331 Santa Monica Boulevard
  63      PNC        1    University Shopping Center                                  1901-1913 Texas Avenue
  64      CGM        1    Medstar Building                                            5565 Sterret Place
  65      CGM        2    Cottonwood Apartments                                       4705 South 900 East
  66      PNC        1    Barlow Shopping Center                                      1161 6th Street Northwest
  67    LaSalle      1    Lake Calhoun Center                                         3033 Excelsior Boulevard
  68      PNC        1    South Jordan Market Place                                   10433 - 10507 South Redwood Road
  69      CGM        1    Ventu Park                                                  583 North Ventu-Park Road
  70    LaSalle      1    International Towers Building                               857 Elkridge Landing Road
  71    LaSalle      1    Carmax - Roseville                                          1450 Eureka Road
  72      CGM        1    Doubletree Hotel - Miami, FL                                1717 North Bayshore Drive
  73      CGM        1    Top Foods - Puyallup, WA                                    201 37th Avenue Southeast
  74      CGM        1    The Generations Network, Inc.                               360 & 466 West 4800 North
  75    LaSalle      1    Parkway Plaza                                               255 Cumberland Parkway
  76    LaSalle      1    Cobblestone Shopping Center                                 192 Hartnell Avenue
  77      PNC        1    Culver Medical Plaza                                        3831 Hughes Avenue
  78    Capmark      2    Clearwater Village                                          298 Manalapan Road
  79    LaSalle      1    Holiday Resorts - Miami Beach, FL                           4333 Collins Avenue
  80    LaSalle      1    FBI Office Building                                         24 Shackleford West Boulevard
  81      CGM        1    Perryville Station                                          5301 Pulaski Highway
  82    Capmark      1    Benner Pike Shops                                           311-329 Benner Pike
  83      CGM        2    Hidden Lake Apartments                                      1941 Hidden Lake Drive
  84    LaSalle      1    Waterfront Apartments                                       11459 North 28th Drive
  85      CGM        1    Hampton Inn - West Covina, CA                               3145 East Garvey Avenue North
  86    LaSalle      1    Windsor Commerce Center                                     1440 West Indiantown Road
  87      CGM        1    1556 20th Street                                            1556 20th Street
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  88      PNC        1    KFC - Florida Portfolio                                     Various
 88.1                1    KFC - Port Charlotte                                        4635 Tamiami Trail
 88.2                1    KFC - S. Fort Meyers                                        12250 S. Cleveland Avenue
 88.3                1    KFC - W. Cape Coral                                         20 W. Hancock Bridge Parkway
 88.4                1    KFC - Bonita Springs                                        28200 S. Tamiami Trail
 88.5                1    KFC - Golden Gate                                           12225 Collier Boulevard
 88.6                1    KFC - Cape Coral                                            2210 Del Prado Boulevard
 88.7                1    KFC - Fort Myers                                            4336 Palm Beach Blvd.
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  89    LaSalle      1    Vail Ranch Towne Square                                     32605 & 32675 Highway 79 South
  90      PNC        1    South Jordan Town Center                                    10541-10577 South Redwood Road 1644-1685 West
                                                                                      Towne Center Drive
  91    Capmark      1    3505 Hayden                                                 3501-3525 Hayden Avenue
  92      CGM        1    Northwest Medical Center                                    1001 Broadway Avenue
  93    LaSalle      1    Riverbirch Corner Shopping Center                           1041 Spring Lane
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  94      PNC        1    Magnolia Office Portfolio                                   Various
 94.1                1    730 & 750 Sandhill Drive                                    730 & 750 Sandhill Drive
 94.2                1    595 Double Eagle                                            595 Double Eagle
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  95    LaSalle      1    NNN - Lenox Park (Building G)                               6730 Lenox Center Court
  96      PNC        1    Westport Warehouse                                          331 Changebridge Rd
  97    LaSalle      1    Las Vegas Tech Center                                       2901-2931 North Tenaya Way
  98      CGM        1    Route 20 Retail Annex                                       263-293 McLean Boulevard
  99      CGM        1    Meadowview Lane Professional Center                         2033 Meadowview Lane
 100      CGM        1    Bald Mountain                                               1375 South Lapeer Road
 101    Capmark      1    MacArthur Center                                            1105 West Airport Freeway
 102      CGM        1    City National Bank Data Center                              1801 West Olympic Boulevard
 103      CGM        1    Quality Inn & Suites - Dulles, VA                           45515 Dulles Plaza
 104      CGM        2    Bower Hill III Apartments                                   1170 Bower Hill Road
 105    LaSalle      1    The Shoppes at Amberly                                      15305-15367 Amberly Drive
 106      CGM        1    2335 Alaska Avenue                                          2335 Alaska Avenue
 107      CGM        1    Clocktower Shopping Center                                  157-193 Glen Cove Road
 108      CGM        1    Dogwood Station Shopping Center                             2301-3275 North Rolling Road
 109      CGM        1    Crossroads Shopping Center                                  6300 White Lane
 110      PNC        1    Homewood Suites - Cheasapeak Greenbriar                     1569 Crossways Blvd
 111      CGM        1    Cherokee Building I                                         5500 Cherokee Avenue
 112      CGM        1    29 Orangewood Place                                         3690 Orange Place Drive
 113    LaSalle      1    761 - 793 Boylston Street                                   761, 777 & 793 Boylston Street
 114    LaSalle      1    Pavillion Center                                            24901 Dana Point Harbor Drive
 115    LaSalle      1    Westwind Boulevard                                          3650 Westwind Boulevard
 116    LaSalle      1    Mill Creek Shopping Center                                  50 Market Street
 117      CGM        2    Beacon Hill and Back Bay Properties                         9 Grove Street, 12 Hancock Street,
                                                                                      13 Anderson Street, 14 South Russell Street,
                                                                                      20 Philips Street, 37 South Russell Street,
                                                                                      47 West Cedar Street, 77 Philips Street,
                                                                                      265 Clarendon Street
 118      PNC        1    Commerce Center One                                         333 East River Drive
 119    Capmark      2    Nob Hill Apartments                                         834 Golden Gate Lane
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 120    Capmark      2    Cambridge and Windgate                                      Various
120.1                2    Cambridge Townhomes                                         1510 Green Oaks Lane
120.2                2    Windgate Place Apartments                                   220 Branchview Drive
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 121      CGM        1    Cherokee Building II                                        5510 Cherokee Avenue
 122    Capmark      1    Residence Inn - (UCF) Orlando                               11651 University Boulevard
 123      CGM        1    Clark's Hill Corporate Center                               1 Clarks Hill
 124    Capmark      1    1515 Garnet Mine Road                                       1515 Garnet Mine Road
 125      CGM        1    Alverson Taylor Mortensen & Sanders Law Office              7401 West Charleston Boulevard
 126      CGM        1    Candle Lake Medical Plaza                                   3524 North West 56th Street
 127      CGM        1    Northpoint Center                                           4230-4354 Redondo Beach Boulevard and
                                                                                      17216-17270 Hawthorne Boulevard
 128      CGM        1    Lowe's Home Improvement                                     2600 North Main Street
 129      CGM        1    Yale New Haven Long Wharf Medical Center                    150 Sargent Drive
 130      CGM        1    Ransley Square                                              11 Merritt Boulevard
 131      CGM        1    LA Fitness                                                  8616 Cameron Street
 132      CGM        1    Kohls - Florence, SC                                        3041 West Radio Drive
 133    LaSalle      1    Women's Physician Center                                    8081 Township Line Road
 134    LaSalle      2    Southwind MHP                                               795 County Road 1
 135    Capmark      1    Oakmont- Raceway Shopping Center                            2100 Washington Pike
 136    LaSalle      1    D&W Grocery Store                                           50 Douglas Avenue
 137      CGM        2    North Tower Apartments                                      7440 Sepulveda Boulevard
 138      CGM        1    Pismo Beach Office                                          300 James Way
 139    LaSalle      1    Cedar Medical Center                                        1901 South Cedar Street
 140      PNC        1    The Wesleyan Building                                       581 Boylston Street
 141    LaSalle      1    Powell Center                                               9001-9051 Columbus Pike
 142      CGM        1    880 Post Road East                                          880 Post Road East
 143      CGM        1    Holiday Inn Express - Boone, NC                             1943 Blowing Rock Road
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 144    Capmark      1    Northlake and Atlanta Business Park                         Various
144.1                1    Northlake Business Park                                     1901 Montreal Road
144.2                1    Atlantic Distribution Center                                3004 Adriatic Court and 6439-6471
                                                                                      Atlantic Boulevard
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 145      CGM        1    Vanderbilt Plaza Shopping Center                            126-180 Wheeler Road
 146      PNC        1    Dollar Self Storage - Santa Fe Springs                      8717 Pioneer Blvd
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 147      CGM        1    Barclay's Portfolio                                         Various
147.1                1    Barclay's Portfolio - Applebees                             31810 State Route 20
147.2                1    Barclay's Portfolio - Bartell Drugs                         9600 15th Avenue Southwest
147.3                1    Barclay's Portfolio - Sterlings Bank                        21601 East Country Vista Drive
147.4                1    Barclay's Portfolio - Jiffy Lube                            515 91st Avenue Northeast
147.5                1    Barclay's Portfolio - Auto Zone                             511 91st Avenue Northeast
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 148      CGM        1    Fairfield Inn - Parsippany, NJ                              3535 Route 46
 149      CGM        1    Metro Plaza                                                 1407 East West Highway
 150      CGM        2    Water Song Apartments                                       11770 Westheimer Road
 151      CGM        1    Quality Inn - Norfolk Naval Station                         8051 Hampton Boulevard
 152      CGM        2    The Oaks of McCandless                                      1050 Nineteen North Drive
 153      CGM        1    Portsmouth Medical                                          155 Borthwick Avenue
 154      CGM        1    Suburban Extended Stay Hotel - Pensacola, FL                3984 Barrancas Avenue
 155      PNC        1    PFPC Worldwide                                              66-70 Broadway
 156    LaSalle      1    Gallo Displays Corporate Headquarters                       4922 East 49th Street
 157    LaSalle      1    North Fresno Office                                         6051 North Fresno Street
 158      CGM        1    TownePlace Suites - Mount Laurel, NJ                        450 Century Pkwy
 159      PNC        1    Country Suites - Lake Norman                                16617 Statesville Road
 160      PNC        2    Main Street Court Apartments #1                             221 E Main Street
 161      CGM        1    Southwest Medical Associates, Inc.                          2450 West Charleston Boulevard
 162      CGM        1    Cambridge Commons                                           7920 Cambridge Commons Drive
 163    Capmark      1    Kings Plaza Medical                                         2270 Kimball Street
 164      CGM        1    Mervyns at Crossroads Towne Center                          4095 South Gilbert Road
 165      CGM        1    Palmdale Center                                             220-276 East Palmdale Boulevard
 166      PNC        1    Rehoboth Marketplace                                        19330 Coastal Hwy
 167      CGM        2    The Lakes at Gig Harbor                                     4420 146th Street Northwest
 168    LaSalle      1    Randstad Building                                           2015 South Park Place
 169      CGM        1    2308 Broadway                                               2308 Broadway
 170      PNC        1    Parkway Centre Industrial                                   12210-12220 Parkway Centre Drive
 171      CGM        1    580 Howard Street                                           580 Howard Street
 172      CGM        1    Bandera Trails Retail Center                                11830 East Bandera Road
 173    LaSalle      1    37 West Medical                                             530 Lakehurst Road
 174      PNC        1    Regal Theatre                                               550 East Rollins Road
 175      CGM        1    Country Inn & Suites - Manassas, VA                         10810 Battleview Parkway
 176    Capmark      1    Hampton Inn - Fairfax                                       10860 Fairfax Boulevard
 177      CGM        1    Canton Medical                                              320 Hospital Road
 178    LaSalle      1    Oaks at Centre Point                                        4969 Centre Point Drive
 179    LaSalle      1    The Crossroads                                              17003 and 17005 Bear Valley Road
 180    LaSalle      1    Bloomingdale Commons                                        107-213 West Bloomingdale Avenue
 181    LaSalle      2    Stonefield Village Apartments                               3621-79 West College Avenue &
                                                                                      6311-77 South 35th Street
 182      CGM        1    CVS Shopping Center                                         1000-1016 Taylor Avenue
 183      PNC        1    Paradise Victoria                                           1145 & 1171 South Victoria Avenue
 184      PNC        2    Bear Creek Apartments                                       605 Del Paso Street
 185      CGM        1    Village on the Green                                        555 Basse Road East
 186    Capmark      2    Mountain Country                                            115 South Academy Boulevard
 187      PNC        1    Dollar Self Storage - Peoria                                4170 West Peoria Avenue
 188    Capmark      2    Pinto Lake Mobile Estates                                   789 Green Valley Road
 189      CGM        1    Morristown Plaza                                            22 Lafayette Avenue
 190      CGM        1    Cannery Mall                                                777 Northwest 9th Street
 191      CGM        1    Hampton Inn - Rocky Hill, CT                                20 Waterchase Drive
 192    LaSalle      1    Neiman Marcus - Georgetown                                  3030 M Street, Northwest
 193    Capmark      1    SpringHill Suites - Andover                                 550 Minuteman Road
 194      PNC        1    West Bench Plaza                                            8011-8093 W 3500 South
 195      CGM        1    Suburban Extended Stay Hotel - Gautier, MS                  3491 Dolphin Drive
 196    LaSalle      1    Park Santa Fe - Flagstaff                                   3470-3520 East Route 66
 197      CGM        1    La Quinta - Waldorf, MD                                     11770 Business Park Drive
 198      CGM        1    Gander Mountain                                             3750 Flagg Lane
 199      PNC        1    Trinity Square Shopping Center                              201-245 N. Chicago Avenue
 200      PNC        1    Hampton Inn - Victoria                                      7006 North Navarro
 201    LaSalle      1    Home Depot                                                  20777 Hall Road
 202    LaSalle      1    IAC 1850 Arthur                                             1850 Arthur Avenue
 203    LaSalle      1    Gibson Electric                                             3100 Woodcreek Drive
 204      PNC        1    452 Old Hook Road Associates                                452 Old Hook Road
 205    Capmark      1    Pomona Center                                               1315 East 3rd Street
 206      PNC        2    Delaware Crossing                                           1800 Brentwood Lane
 207      PNC        1    Legacy Plaza                                                5610-5620 & 5660 West 4100 South
 208      PNC        1    One Journal Square Plaza                                    1 Journal Square
 209      PNC        1    The Shops at Vista Commons                                  4912 East Chandler Boulevard
 210    LaSalle      1    Hampton Inn Anderson                                        120 Interstate Blvd.
 211    LaSalle      1    Cobalt Marketplace                                          445 East Market Street
 212      CGM        1    Tyler Plaza                                                 463646 State Road 200
 213      PNC        1    Holiday Inn Express & Suites - Grand Prairie                4112 South Carrier Parkway
 214    LaSalle      1    Fairway Financial Center                                    10 Fairway Drive
 215      CGM        1    642 Westchester Avenue                                      642 Westchester Avenue
 216      PNC        1    La Quinta Inn & Suites                                      350 Meijer Drive
 217      CGM        1    Midtown Business Center                                     4374 Alexander Boulevard NE and 4320 &
                                                                                      4330 Yale Boulevard NE
 218    LaSalle      1    Days Inn Oceanside - Miami Beach, FL                        4299 Collins Avenue
 219    LaSalle      1    Rite Aid - Totem Lake                                       12421 Totem Lake Boulevard
 220    LaSalle      2    Camelot Court Apartments                                    120 LaSalle Avenue
 221    LaSalle      1    Harbour Breeze Professional Center                          1510-1540 Breezeport Way
 222      CGM        1    Home Design Center                                          101-139 Northeast 91st Street
 223      PNC        2    Highclere Apartments                                        105 Landmark Drive
 224    LaSalle      2    Forest Village                                              1325 North Forest Road
 225      CGM        1    American Association of Blood Banks                         8101 Glenbrook Road
 226    LaSalle      1    Sleep Inn University Place                                  8525 North Tryon Street
 227      CGM        1    Inn at Cannon Beach                                         3215 South Hemlock Street
 228      CGM        1    Centennial Area Learning Center                             4203 Woodland Road
 229      PNC        1    Stor/Gard Self Storage - Northboro                          241 Southwest Cutoff
 230      CGM        1    Harbour View Commons                                        5835 Harbour View Boulevard
 231      CGM        1    Northwoods Urology Medical Office                           135 Vision Park Boulevard
 232    LaSalle      1    Fairfield Inn - Evansville West                             5400 Weston Road
 233    LaSalle      2    Apple Villa Apartments                                      1705 Blountville Boulevard
------------------------------------------------------------------------------------------------------------------------------------
 234    LaSalle      2    Bennett Edge Park Village Glen                              Various
234.1                2    The Bennett                                                 20 East Morris Avenue
234.2                2    Village Glen                                                615-625 Cayuga Street &
                                                                                      255 South Seventh Street
234.3                2    Edge Park                                                   1016 Amherst Street
------------------------------------------------------------------------------------------------------------------------------------
 235      CGM        1    Comfort Inn & Suites - Overland Park, KS                    7200 West 107th Street
 236    LaSalle      1    TNS Building                                                1939 Roland Clarke Place
 237    LaSalle      1    Redlands Retail                                             800 East Lugonia Avenue
 238    LaSalle      1    Walgreens, Salisbury                                        1906 West Innes Street
 239    Capmark      1    Barley Mill                                                 3701 Kennett Pike
 240    LaSalle      1    One Mokena Plaza                                            19801-19839 South La Grange Road
 241      PNC        1    Rehoboth Plaza                                              18993 Munchy Branch Road
 242      PNC        1    Camden Village Shopping Center                              1005-1035 SW 19th Street
 243    LaSalle      1    Towne Centre Place                                          1795 US Highway 17 North
 244      CGM        1    DeZavala Oaks Shopping Center                               5860 & 5886 DeZavala Road
------------------------------------------------------------------------------------------------------------------------------------
                          Hoopes Place and Lenox Garden Crossed Portfolio
 245    LaSalle      2    Hoopes Place Apartments                                     22 Hoopes Road
 246    LaSalle      2    Lenox Garden Apartments                                     400 Warwick Avenue
------------------------------------------------------------------------------------------------------------------------------------
 247    LaSalle      1    Autozone Plaza                                              120 Worcester Road
 248      PNC        1    Eastland Medical Building                                   19000 E. Eastland Center Ct.
 249      PNC        1    Marcy Street Shops                                          101 & 70 West Marcy Street
 250    LaSalle      1    Hampton Inn Greenwood                                       1624 ByPass 72 NE
 251      CGM        1    116-120 West Washington Street                              112-120 West Washington Street &
                                                                                      117 South Ashley Street
 252      PNC        2    Cedar Village Mobile Home Park                              132 Amelia Drive
 253      CGM        1    Walgreens - Pearland, TX                                    8430 Broadway Street
 254    LaSalle      1    Independence Commons                                        3905 Independence Boulevard
 255    LaSalle      1    Plantation Crossing                                         754 Warrenton Road
 256    LaSalle      1    Walgreens Shelbyville                                       2188 Midland Trail
 257    LaSalle      2    Woodland West Apartments                                    2601 Lynnwood Drive
 258      CGM        1    Main & McFadden Shopping Center                             1015 South Main Street
 259    LaSalle      2    Treasure ISLE MHP                                           141 Royal Palm Circle
 260    LaSalle      1    Bethany Square Shopping Center                              10132 Baltimore National Pike
 261    LaSalle      1    Holiday Inn Express Jasper, Al                              202 Oak Hill Road
 262      CGM        1    Walgreens - Portland, OR                                    2829 North Lombard Street
 263    Capmark      2    Belvedere Apartments                                        2625 Belvedere Drive
 264    LaSalle      2    Harbor Square Apts                                          910 Lincoln Street
 265    LaSalle      2    51 Estates                                                  Route 51 & L.R. 288
 266      CGM        1    Golfsmith Golf Center                                       4141 LBJ Freeway
 267    LaSalle      1    Lakewood You Store It                                       12611 Pacific Highway SW
 268      CGM        1    Quality Inn - Annapolis, MD                                 1542 Whitehall Road
 269    LaSalle      2    Dakin Apartments                                            917 West Dakin Street
 270    LaSalle      1    Dana Point Town Center                                      24582 Del Prado Avenue
 271    LaSalle      1    Space World Self Storage - South                            2810 South Boulder Avenue
 272      CGM        1    Arlington Strip Mall 1                                      1011 East Arkansas Lane
 273      CGM        1    Serino's Italian Foods                                      931 Hyde Park Avenue
 274    LaSalle      1    7372 McKnight Road                                          7372 McKnight Road
 275      PNC        2    Careys Estates Mobile Home Park                             Carey's Camp Road
 276    LaSalle      1    350 Second Street                                           350 Second Street
 277      PNC        1    Eye Care 20/20                                              46 Eagle Rock Avenue
 278    LaSalle      2    Orange Grove MHP                                            2615 Cortez Road West
 279    LaSalle      1    Lakewood Landing                                            2201 North Lakewood Boulevard
 280    Capmark      1    Kress Office-Retail Building                                1514 Broadway
 281      PNC        1    Walnut Creek Office Park                                    8101 Cameron Road
 282      CGM        1    Allstate Insurance Company - Pittsburgh, PA                 1721 Cochran Road
 283      PNC        1    CEAH Realtors Building                                      3251 NE Carnegie Drive
 284      PNC        1    Reece Nichols Building                                      701-709 Woods Chapel Road
 285    LaSalle      1    St. Robert Centre                                           215 St. Robert Avenue
 286    Capmark      2    Pinons Apartments                                           3606 Airport Road
 287    LaSalle      1    Tractor Supply                                              1635 East Springfield Drive
 288    LaSalle      2    Lazy Land Manufactured Housing Park                         2615 Southwest 25th Street
 289    LaSalle      1    Interline Brands                                            133 Westgate Drive
 290      PNC        1    Sofa Express                                                134 Baltimore Pike
 291      CGM        1    Acme Plaza Shopping Center II (Magnolia)                    5 Dennis Road
 292    LaSalle      2    Northbrook Moblile Home Community                           5350 Louisville Road
 293      PNC        1    2345 West Ryan Road                                         2345 West Ryan Road
 294      PNC        1    National Tire & Battery                                     13521 Madison Avenue
 295    LaSalle      1    VE - Hampton Inn Brooks KY                                  180 Willabrook Drive
 296    LaSalle      1    30412 Esperanza                                             30412 Esperanza
 297      PNC        2    Longwood Park Apartments                                    5460 Dorr Street
 298      CGM        1    Arlington Strip Mall 2                                      1101 East Arkansas Lane
 299      PNC        1    First Horizon                                               3540 NE Ralph Powel Rd
 300      PNC        1    Advance Auto Parts - IL                                     435 N. McLean Boulevard
 301    LaSalle      2    Fairview Village MHP                                        1430 Torun Road
 302    LaSalle      1    Hoosic Valley Shopping Center                               Intersection of Routes 40 & 67
 303    LaSalle      1    29000 Walker Road South                                     29000 Walker Road South
 304    LaSalle      2    Hillview Acres Manufactured Housing Community               1229 Old Dickerson Road
 305    LaSalle      1    North Trail Stor-It Park                                    3804 North Orange Blossom Trail
 306      CGM        1    Rite Aid - Lancaster, NH                                    177 Main Street
 307    LaSalle      1    IonBond, Inc                                                7856 McCloud Road
 308    LaSalle      1    Brooks Street                                               250-250 Brooks Street
 309      PNC        1    1st Financial Bank Building                                 831 NE Woods Chapel Road
 310    LaSalle      2    Beaver Dam MHP                                              Kings Crossroads Road
 311    LaSalle      2    River Bluff Apartments                                      320 Western Avenue
 312    LaSalle      2    Buckbal                                                     3055-3109 North Meridian Street
 313    LaSalle      1    Space World Self Storage - North                            303 East Harrell Drive
 314    LaSalle      1    Wachovia Alpharetta Ground Lease                            15800 Birmingham Highway
 315    LaSalle      1    Hannaford Ground Lease                                      31 Ted Drive
 316    LaSalle      1    Paducah Shopping Center                                     5134 Hinkleville Road
 317      PNC        1    80 Maple Avenue                                             80 Maple Avenue
 318    LaSalle      2    New Colony                                                  3101 Homestead Duquesne Road
 319    LaSalle      1    Regions Bank                                                2410 Ridgewood Avenue

 LOAN
NUMBER               CITY              STATE                ZIP CODE                       COUNTY            PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------

  1     Various                       Various                Various                Various               Retail
 1.1    Richmond                        CA                    94806                 Contra Costa          Retail
 1.2    Largo                           MD                    20774                 Prince Georges        Retail
 1.3    Tamarac                         FL                    33321                 Broward               Retail
 1.4    Canton                          GA                    30114                 Cherokee              Retail
 1.5    Highland                        IN                    46322                 Lake                  Retail
 1.6    West Springfield                MA                    01089                 Hampden               Retail
 1.7    Orlando                         FL                    32809                 Orange                Retail
 1.8    Winchester                      VA                    22601                 Frederick             Retail
 1.9    Fayetteville                    NC                    28314                 Cumberland            Retail
 1.10   Bradenton                       FL                    34203                 Manatee               Retail
 1.11   Pembroke Pines                  FL                    33028                 Broward               Retail
 1.12   Glen Burnie                     MD                    21061                 Anne Arundel          Retail
 1.13   Chapel Hill                     NC                    27517                 Orange                Retail
 1.14   Toledo                          OH                    43528                 Lucas                 Retail
 1.15   Palm Beach Gardens              FL                    33403                 Palm Beach            Retail
 1.16   Boynton Beach                   FL                    33437                 Palm Beach            Retail
 1.17   Oviedo                          FL                    32756                 Seminole              Retail
 1.18   New Port Richey                 FL                    34654                 Pasco                 Retail
 1.19   Largo                           FL                    33777                 Pinellas              Retail
 1.20   Huntersville                    NC                    28078                 Mecklenburg           Retail
 1.21   Casselberry                     FL                    32707                 Seminole              Retail
 1.22   Wesley Chapel                   FL                    33543                 Pasco                 Retail
 1.23   Lumberton                       NJ                    08048                 Burlington            Retail
 1.24   Miami                           FL                    33186                 Miami-Dade            Retail
 1.25   Tampa                           FL                    33618                 Hillsborough          Retail
 1.26   Melbourne                       FL                    32901                 Brevard               Retail
 1.27   Douglasville                    GA                    30135                 Douglas               Retail
 1.28   Valrico                         FL                    33594                 Hillsborough          Retail
 1.29   Ocoee                           FL                    34761                 Orange                Retail
 1.30   Cumming                         GA                    30041                 Forsyth               Retail
 1.31   Bradenton                       FL                    34211                 Manatee               Retail
 1.32   Tucker                          GA                    30084                 DeKalb                Retail
 1.33   Clayton                         NC                    27520                 Johnston              Retail
 1.34   Flowery Branch                  GA                    30542                 Hall                  Retail
 1.35   Fort Walton Beach               FL                    32548                 Okaloosa              Retail
 1.36   Tallahassee                     FL                    32309                 Leon                  Retail
 1.37   Orlando                         FL                    32812                 Orange                Retail
 1.38   Miramar                         FL                    33025                 Broward               Retail
 1.39   Boynton Beach                   FL                    33436                 Palm Beach            Retail
 1.40   Grove City                      OH                    43123                 Franklin              Retail
 1.41   Orlando                         FL                    32825                 Orange                Retail
 1.42   McDonough                       GA                    30252                 Henry                 Retail
 1.43   Ellenwood                       GA                    30294                 Henry                 Retail
 1.44   Winston-Salem                   NC                    27127                 Forsyth               Retail
 1.45   Tallahassee                     FL                    32311                 Leon                  Retail
 1.46   Hialeah                         FL                    33018                 Miami-Dade            Retail
 1.47   Dania                           FL                    33004                 Broward               Retail
 1.48   Naples                          FL                    34104                 Collier               Retail
 1.49   Hernando                        FL                    34442                 Citrus                Retail
 1.50   Crystal River                   FL                    34429                 Citrus                Retail
 1.51   Fuquay Varina                   NC                    27526                 Wake                  Retail
 1.52   Decatur                         GA                    30035                 DeKalb                Retail
------------------------------------------------------------------------------------------------------------------------------
  2     Various                       Various                Various                Various               Industrial
 2.1    Plover                          WI                    54467                 Portage               Industrial
 2.2    Salem                           OR                    97301                 Marion                Industrial
 2.3    Moses Lake                      WA                    98837                 Grant                 Industrial
 2.4    Hermiston                       OR                    97838                 Umatilla              Industrial
 2.5    Tarboro                         NC                    27886                 Edgecomb              Industrial
 2.6    Leesport                        PA                    19533                 Berks                 Industrial
 2.7    Atlanta                         GA                    30336                 Fulton                Industrial
 2.8    Tomah                           WI                    54660                 Monroe                Industrial
 2.9    Texarkana                       AR                    71854                 Miller                Industrial
 2.10   Fremont                         NE                    68025                 Dodge                 Industrial
 2.11   Burlington                      WA                    98233                 Skagit                Industrial
 2.12   Springdale                      AR                    72764                 Washington            Industrial
 2.13   Marshall                        MO                    65340                 Saline                Industrial
 2.14   Charlotte                       NC                    28208                 Mecklenburg           Industrial
 2.15   Birmingham                      AL                    35204                 Jefferson             Industrial
------------------------------------------------------------------------------------------------------------------------------
  3     McLean                          VA                    22102                 Fairfax               Office
------------------------------------------------------------------------------------------------------------------------------
  4     Chicago                         IL                   Various                Cook                  Multifamily
 4.1    Chicago                         IL                    60615                 Cook                  Multifamily
 4.2    Chicago                         IL                    60615                 Cook                  Multifamily
 4.3    Chicago                         IL                    60615                 Cook                  Multifamily
 4.4    Chicago                         IL                    60615                 Cook                  Multifamily
 4.5    Chicago                         IL                    60637                 Cook                  Multifamily
 4.6    Chicago                         IL                    60615                 Cook                  Multifamily
 4.7    Chicago                         IL                    60615                 Cook                  Multifamily
 4.8    Chicago                         IL                    60615                 Cook                  Multifamily
 4.9    Chicago                         IL                    60615                 Cook                  Multifamily
 4.10   Chicago                         IL                    60615                 Cook                  Multifamily
 4.11   Chicago                         IL                    60615                 Cook                  Multifamily
 4.12   Chicago                         IL                    60615                 Cook                  Multifamily
 4.13   Chicago                         IL                    60615                 Cook                  Multifamily
 4.14   Chicago                         IL                    60615                 Cook                  Multifamily
 4.15   Chicago                         IL                    60615                 Cook                  Multifamily
 4.16   Chicago                         IL                    60615                 Cook                  Multifamily
 4.17   Chicago                         IL                    60615                 Cook                  Multifamily
 4.18   Chicago                         IL                    60615                 Cook                  Multifamily
 4.19   Chicago                         IL                    60615                 Cook                  Multifamily
 4.20   Chicago                         IL                    60615                 Cook                  Multifamily
 4.21   Chicago                         IL                    60615                 Cook                  Multifamily
 4.22   Chicago                         IL                    60637                 Cook                  Multifamily
 4.23   Chicago                         IL                    60615                 Cook                  Multifamily
 4.24   Chicago                         IL                    60637                 Cook                  Multifamily
 4.25   Chicago                         IL                    60615                 Cook                  Multifamily
 4.26   Chicago                         IL                    60615                 Cook                  Multifamily
 4.27   Chicago                         IL                    60615                 Cook                  Multifamily
 4.28   Chicago                         IL                    60615                 Cook                  Multifamily
 4.29   Chicago                         IL                    60615                 Cook                  Multifamily
 4.30   Chicago                         IL                    60615                 Cook                  Multifamily
 4.31   Chicago                         IL                    60615                 Cook                  Multifamily
 4.32   Chicago                         IL                    60615                 Cook                  Multifamily
 4.33   Chicago                         IL                    60615                 Cook                  Multifamily
 4.34   Chicago                         IL                    60637                 Cook                  Multifamily
 4.35   Chicago                         IL                    60637                 Cook                  Multifamily
 4.36   Chicago                         IL                    60615                 Cook                  Multifamily
 4.37   Chicago                         IL                    60615                 Cook                  Multifamily
 4.38   Chicago                         IL                    60615                 Cook                  Multifamily
 4.39   Chicago                         IL                    60615                 Cook                  Multifamily
 4.40   Chicago                         IL                    60615                 Cook                  Multifamily
 4.41   Chicago                         IL                    60615                 Cook                  Multifamily
 4.42   Chicago                         IL                    60615                 Cook                  Multifamily
 4.43   Chicago                         IL                    60615                 Cook                  Multifamily
------------------------------------------------------------------------------------------------------------------------------
  5     Raleigh                         NC                    27601                 Wake                  Office
------------------------------------------------------------------------------------------------------------------------------
  6     Honolulu                        HI                    96814                 Honolulu              Various
 6.1    Honolulu                        HI                    96814                 Honolulu              Retail
 6.2    Honolulu                        HI                    96814                 Honolulu              Office
 6.3    Honolulu                        HI                    96814                 Honolulu              Office
 6.4    Honolulu                        HI                    96814                 Honolulu              Retail
------------------------------------------------------------------------------------------------------------------------------
  7     Moreno Valley                   CA                    92553                 Riverside             Retail
  8     Philadelphia                    PA                    19104                 Philadelphia          Office
  9     Pasadena                        CA                    91103                 Los Angeles           Hospitality
  10    North Bergen                    NJ                    07047                 Hudson                Retail
------------------------------------------------------------------------------------------------------------------------------
  11    Roswell                         GA                    30076                 Fulton                Various
 11.1   Roswell                         GA                    30076                 Fulton                Industrial
 11.2   Roswell                         GA                    30076                 Fulton                Industrial
 11.3   Roswell                         GA                    30076                 Fulton                Office
 11.4   Roswell                         GA                    30076                 Fulton                Industrial
 11.5   Roswell                         GA                    30076                 Fulton                Industrial
 11.6   Roswell                         GA                    30076                 Fulton                Industrial
 11.7   Roswell                         GA                    30076                 Fulton                Industrial
 11.8   Roswell                         GA                    30076                 Fulton                Industrial
 11.9   Roswell                         GA                    30076                 Fulton                Industrial
11.10   Roswell                         GA                    30076                 Fulton                Office
11.11   Roswell                         GA                    30076                 Fulton                Industrial
11.12   Roswell                         GA                    30076                 Fulton                Industrial
11.13   Roswell                         GA                    30076                 Fulton                Industrial
11.14   Roswell                         GA                    30076                 Fulton                Office
11.15   Roswell                         GA                    30076                 Fulton                Industrial
11.16   Roswell                         GA                    30076                 Fulton                Industrial
11.17   Roswell                         GA                    30076                 Fulton                Industrial
11.18   Roswell                         GA                    30076                 Fulton                Office
11.19   Roswell                         GA                    30076                 Fulton                Industrial
11.20   Roswell                         GA                    30076                 Fulton                Industrial
------------------------------------------------------------------------------------------------------------------------------
  12    Chicago                         IL                    60610                 Cook                  Office
  13    Culver City                     CA                    90232                 Los Angeles           Retail
  14    Chino Hills                     CA                    91709                 San Bernardino        Retail
  15    Monroeville                     PA                    15146                 Allegheny             Retail
  16    Baltimore                       MD                    21201                 Baltimore City        Office
  17    Fairfax                         VA                    22033                 Fairfax               Office
------------------------------------------------------------------------------------------------------------------------------
  18    Various                       Various                Various                Various               Various
 18.1   La Mirada                       CA                    90638                 Los Angeles           Mixed Use
 18.2   Seattle                         WA                    98108                 King                  Mixed Use
 18.3   Commerce                        CA                    90040                 Los Angeles           Office
 18.4   Kent                            WA                    98032                 King                  Mixed Use
------------------------------------------------------------------------------------------------------------------------------
  19    Herndon                         VA                    20170                 Fairfax               Office
  20    Rosslyn                         VA                    22209                 Arlington             Hospitality
  21    Walnut Creek                    CA                    94597                 Contra Costa          Hospitality
  22    Beaverton                       OR                    97006                 Washington            Office
  23    Stoughton                       MA                    02072                 Norfolk               Office
  24    City of Industry                CA                    91748                 Los Angeles           Retail
------------------------------------------------------------------------------------------------------------------------------
  25    Vernon                          CA                    90058                 Los Angeles           Industrial
 25.1   Vernon                          CA                    90058                 Los Angeles           Industrial
 25.2   Vernon                          CA                    90058                 Los Angeles           Industrial
 25.3   Vernon                          CA                    90058                 Los Angeles           Industrial
------------------------------------------------------------------------------------------------------------------------------
  26    Various                       Various                Various                Various               Multifamily
 26.1   Greenville                      SC                    29611                 Greenville            Multifamily
 26.2   Spartanburg                     SC                    29307                 Spartanburg           Multifamily
 26.3   Brunswick                       GA                    31525                 Glynn                 Multifamily
 26.4   Spartanburg                     SC                    29303                 Spartanburg           Multifamily
 26.5   Rock Hill                       SC                    29732                 York                  Multifamily
 26.6   Spartanburg                     SC                    29301                 Spartanburg           Multifamily
 26.7   Sumter                          SC                    29150                 Sumter                Multifamily
------------------------------------------------------------------------------------------------------------------------------
  27    Elverson                        PA                    19520                 Berks                 Retail
------------------------------------------------------------------------------------------------------------------------------
  28    Various                         OR                   Various                Various               Industrial
 28.1   Milwaukie                       OR                    97222                 Clackamas             Industrial
 28.2   Milwaukie                       OR                    97222                 Clackamas             Industrial
 28.3   Clackamas                       OR                    97015                 Clackamas             Industrial
 28.4   Wilsonville                     OR                    97070                 Washington            Industrial
------------------------------------------------------------------------------------------------------------------------------
  29    Washington                      DC                    20004                 District of Columbia  Hospitality
------------------------------------------------------------------------------------------------------------------------------
  30    Various                         TN                   Various                Various               Various
 30.1   Chattanooga                     TN                    37406                 Hamilton              Industrial
 30.2   Memphis                         TN                    38118                 Shelby                Industrial
 30.3   Memphis                         TN                    38118                 Shelby                Industrial
 30.4   Memphis                         TN                    38118                 Shelby                Industrial
 30.5   Memphis                         TN                    38118                 Shelby                Industrial
 30.6   Memphis                         TN                    38118                 Shelby                Industrial
 30.7   Memphis                         TN                    38118                 Shelby                Industrial
 30.8   Memphis                         TN                    38118                 Shelby                Industrial
 30.9   Memphis                         TN                    38118                 Shelby                Industrial
30.10   Memphis                         TN                    38118                 Shelby                Industrial
30.11   Chattanooga                     TN                    37406                 Hamilton              Industrial
30.12   Memphis                         TN                    38118                 Shelby                Industrial
30.13   Memphis                         TN                    38118                 Shelby                Industrial
30.14   Memphis                         TN                    38118                 Shelby                Industrial
30.15   Memphis                         TN                    38118                 Shelby                Industrial
30.16   Memphis                         TN                    38118                 Shelby                Industrial
30.17   Memphis                         TN                    38118                 Shelby                Industrial
30.18   Memphis                         TN                    38118                 Shelby                Industrial
30.19   Memphis                         TN                    38118                 Shelby                Industrial
30.20   Memphis                         TN                    38118                 Shelby                Retail
------------------------------------------------------------------------------------------------------------------------------
  31    Burbank                         CA                    91502                 Los Angeles           Retail
  32    Lynnwood                        WA                    98037                 Snohomish             Retail
  33    Westlake Village                CA                    91361                 Los Angeles           Office
  34    Jennings                        MO                    63136                 Saint Louis           Retail
  35    Rocklin                         CA                    95765                 Placer                Retail
  36    San Diego                       CA                    92121                 San Diego             Industrial
  37    Atlanta                         GA                    30342                 Fulton                Office
  38    Arlington                       TX                    76006                 Tarrant               Multifamily
  39    Katy                            TX                    77450                 Harris                Multifamily
  40    Lacey                           WA                    98516                 Thurston              Retail
------------------------------------------------------------------------------------------------------------------------------
  41    Chelmsford                      MA                    01824                 Middlesex             Office
 41.1   Chelmsford                      MA                    01824                 Middlesex             Office
 41.2   Chelmsford                      MA                    01824                 Middlesex             Office
 41.3   Chelmsford                      MA                    01824                 Middlesex             Office
------------------------------------------------------------------------------------------------------------------------------
  42    Jacksonville                    FL                    32225                 Duval                 Retail
  43    Encino                          CA                    91316                 Los Angeles           Multifamily
------------------------------------------------------------------------------------------------------------------------------
  44    Various                         IL                   Various                Various               Retail
 44.1   Lake Zurich                     IL                    60047                 Lake                  Retail
 44.2   Glen Ellyn                      IL                    60137                 DuPage                Retail
 44.3   Burbank                         IL                    60459                 Cook                  Retail
------------------------------------------------------------------------------------------------------------------------------
  45    Omaha                           NE                    68127                 Douglas               Office
  46    Gainsville                      VA                    20155                 Prince William        Retail
  47    Papillion                       NE                    68046                 Sarpy                 Office
  48    San Ramon                       CA                    94583                 Contra Costa          Retail
  49    New York                        NY                    10021                 New York              Retail
  50    Woodridge                       IL                    60517                 DuPage                Industrial
  51    Detroit                         MI                    48226                 Wayne                 Hospitality
  52    Gleneden Beach                  OR                    97388                 Lincoln               Hospitality
  53    Erie                            PA                    16509                 Erie                  Multifamily
  54    Santa Clarita                   CA                    91355                 Los Angeles           Retail
------------------------------------------------------------------------------------------------------------------------------
  55    Various                         FL                   Various                Miami-Dade            Hospitality
 55.1   Miami Lakes                     FL                    33016                 Miami-Dade            Hospitality
 55.2   Miami                           FL                    33178                 Miami-Dade            Hospitality
------------------------------------------------------------------------------------------------------------------------------
  56    Washington                      DC                    20037                 District of Columbia  Hospitality
------------------------------------------------------------------------------------------------------------------------------
  57    Memphis                         TN                    38115                 Shelby                Office
 57.1   Memphis                         TN                    38115                 Shelby                Office
 57.2   Memphis                         TN                    38115                 Shelby                Office
------------------------------------------------------------------------------------------------------------------------------
  58    Pawtucket and Providence        RI                    02860                 Providence            Retail
  59    Atlanta                         GA                    30308                 Fulton                Hospitality
  60    Bridgeville                     PA                    15017                 Allegheny             Industrial
  61    Newport News                    VA                    23602                 Newport News City     Retail
  62    Santa Monica                    CA                    90401                 Los Angeles           Mixed Use
  63    College Station                 TX                    77840                 Brazos                Retail
  64    Columbia                        MD                    21044                 Howard                Office
  65    Salt Lake City                  UT                    84117                 Salt Lake             Multifamily
  66    Rochester                       MN                    55901                 Olmsted               Retail
  67    Minneapolis                     MN                    55416                 Hennepin              Office
  68    South Jordan                    UT                    84095                 Salt Lake             Retail
  69    Thousand Oaks (Newbury Park)    CA                    91320                 Ventura               Retail
  70    Linthicum                       MD                    21090                 Anne Arundel          Office
  71    Roseville                       CA                    95661                 Placer                Retail
  72    Miami                           FL                    33132                 Miami-Dade            Hospitality
  73    Puyallup                        WA                    98374                 Pierce                Retail
  74    Provo                           UT                    84604                 Utah                  Office
  75    Mechanicsburg                   PA                    17055                 Cumberland            Retail
  76    Redding                         CA                    96002                 Shasta                Retail
  77    Culver City                     CA                    90232                 Los Angeles           Office
  78    Spotswood                       NJ                    08884                 Middlesex             Manufactured Housing
  79    Miami Beach                     FL                    33140                 Miami-Dade            Hospitality
  80    Little Rock                     AR                    72211                 Pulaski               Office
  81    Perryville                      MD                    21903                 Cecil                 Retail
  82    State College                   PA                    16801                 Centre                Retail
  83    Stow                            OH                    44224                 Summit                Multifamily
  84    Phoenix                         AZ                    85029                 Maricopa              Multifamily
  85    West Covina                     CA                    91791                 Los Angeles           Hospitality
  86    Jupiter                         FL                    33458                 Palm Beach            Mixed Use
  87    Santa Monica                    CA                    90404                 Los Angeles           Office
------------------------------------------------------------------------------------------------------------------------------
  88    Various                         FL                   Various                Various               Retail
 88.1   Port Charlotte                  FL                    33980                 Chorlotte             Retail
 88.2   South Fort Meyers               FL                    33907                 Lee                   Retail
 88.3   Cape Coral                      FL                    33991                 Lee                   Retail
 88.4   Bonita Springs                  FL                    34134                 Lee                   Retail
 88.5   Golden Gate                     FL                    33999                 Collier               Retail
 88.6   Cape Coral                      FL                    33990                 Lee                   Retail
 88.7   Fort Meyers                     FL                    33901                 Lee                   Retail
------------------------------------------------------------------------------------------------------------------------------
  89    Temecula                        CA                    92592                 Riverside             Mixed Use
  90    South Jordan                    UT                    84095                 Salt Lake             Retail
  91    Culver City                     CA                    90232                 Los Angeles           Office
  92    Seattle                         WA                    98122                 King                  Office
  93    Sanford                         NC                    27330                 Lee                   Retail
------------------------------------------------------------------------------------------------------------------------------
  94    Reno                            NV                    89511                 Washoe                Office
 94.1   Reno                            NV                    89511                 Washoe                Office
 94.2   Reno                            NV                    89511                 Washoe                Office
------------------------------------------------------------------------------------------------------------------------------
  95    Memphis                         TN                    38115                 Shelby                Office
  96    Pine Brook                      NJ                    07058                 Morris                Industrial
  97    Las Vegas                       NV                    89128                 Clark                 Office
  98    Paterson                        NJ                    07504                 Passaic               Retail
  99    Kingsport                       TN                    37660                 Sullivan              Office
 100    Lake Orion                      MI                    48360                 Oakland               Office
 101    Irving                          TX                    75062                 Dallas                Retail
 102    Los Angeles                     CA                    90006                 Los Angeles           Office
 103    Dulles                          VA                    20166                 Loudoun               Hospitality
 104    Pittsburgh                      PA                    15243                 Allegheny             Multifamily
 105    Tampa                           FL                    33647                 Hillsborough          Retail
 106    El Segundo                      CA                    90245                 Los Angeles           Office
 107    Carle Place                     NY                    11514                 Nassau                Retail
 108    Baltimore                       MD                    21244                 Baltimore             Retail
 109    Bakersfield                     CA                    93309                 Kern                  Retail
 110    Chesapeake                      VA                    23320                 Chesapeake City       Hospitality
 111    Alexandria                      VA                    22312                 Fairfax               Office
 112    Beachwood                       OH                    44122                 Cuyahoga              Office
 113    Boston                          MA                    02116                 Suffolk               Retail
 114    Dana Point                      CA                    92629                 Orange                Retail
 115    Santa Rosa                      CA                    95403                 Sonoma                Industrial
 116    South Portland                  ME                    04106                 Cumberland            Retail
 117    Boston                          MA     02114; 02116 (265 Clarendon Street)  Suffolk               Multifamily
 118    East Hartford                   CT                    06108                 Hartford              Office
 119    Birmingham                      AL                    35209                 Jefferson             Multifamily
------------------------------------------------------------------------------------------------------------------------------
 120    Charlotte                       NC                   Various                Mecklenberg           Multifamily
120.1   Charlotte                       NC                    28205                 Mecklenberg           Multifamily
120.2   Charlotte                       NC                    28217                 Mecklenburg           Multifamily
------------------------------------------------------------------------------------------------------------------------------
 121    Alexandria                      VA                    22312                 Fairfax               Office
 122    Orlando                         FL                    32817                 Orange                Hospitality
 123    Framingham                      MA                    01702                 Middlesex             Office
 124    Garnet Valley                   PA                    19061                 Delaware              Industrial
 125    Las Vegas                       NV                    89117                 Clark                 Office
 126    Oklahoma City                   OK                    73112                 Oklahoma              Office
 127    Torrance                        CA                    90504                 Los Angeles           Retail
 128    High Point                      NC                    27265                 Guilford              Retail
 129    New Haven                       CT                    06511                 New Haven             Office
 130    Fishkill                        NY                    12524                 Dutchess              Retail
 131    Silver Spring                   MD                    20910                 Montgomery            Other
 132    Florence                        SC                    29501                 Florence              Retail
 133    Indianapolis                    IN                    46260                 Marion                Office
 134    Palm Harbor                     FL                    34683                 Pinellas              Manufactured Housing
 135    Carnegie                        PA                    15106                 Allegheny             Retail
 136    Holland                         MI                    49424                 Ottawa                Retail
 137    Van Nuys                        CA                    91405                 Los Angeles           Multifamily
 138    Pismo Beach                     CA                    93449                 San Luis Obispo       Office
 139    Tacoma                          WA                    98405                 Pierce                Office
 140    Boston                          MA                    02116                 Suffolk               Office
 141    Lewis Center                    OH                    43035                 Delaware              Retail
 142    Westport                        CT                    06880                 Fairfield             Retail
 143    Boone                           NC                    28607                 Watauga               Hospitality
------------------------------------------------------------------------------------------------------------------------------
 144    Various                         GA                   Various                Various               Industrial
144.1   Tucker                          GA                    30084                 Dekalb                Industrial
144.2   Norcross                        GA                    30071                 Gwinnett              Industrial
------------------------------------------------------------------------------------------------------------------------------
 145    Central Islip                   NY                    11722                 Suffolk               Retail
 146    Santa Fe Springs                CA                    90670                 Los Angeles           Self Storage
------------------------------------------------------------------------------------------------------------------------------
 147    Various                         WA                   Various                Various               Retail
147.1   Oak Harbor                      WA                    98277                 Island                Retail
147.2   Seattle                         WA                    98106                 King                  Retail
147.3   Liberty Lake                    WA                    99019                 Spokane               Retail
147.4   Lake Stevens                    WA                    98258                 Snohomish             Retail
147.5   Lake Stevens                    WA                    98258                 Snohomish             Land
------------------------------------------------------------------------------------------------------------------------------
 148    Parsippany                      NJ                    07054                 Morris                Hospitality
 149    Silver Spring                   MD                    20910                 Montgomery            Retail
 150    Houston                         TX                    77077                 Harris                Multifamily
 151    Norfolk                         VA                    23505                 Norfolk City          Hospitality
 152    Pittsburgh                      PA                    15237                 Allegheny             Multifamily
 153    Portsmouth                      NH                    03801                 Rockingham            Office
 154    Pensacola                       FL                    32507                 Escambia              Hospitality
 155    Lynnfield                       MA                    01940                 Essex                 Industrial
 156    Cleveland                       OH                    44125                 Cuyahoga              Industrial
 157    Fresno                          CA                    93710                 Fresno                Office
 158    Mount Laurel                    NJ                    08054                 Burlington            Hospitality
 159    Huntersville                    NC                    28078                 Mecklenburg           Hospitality
 160    Newark                          DE                    19711                 New Castle            Multifamily
 161    Las Vegas                       NV                    89102                 Clark                 Office
 162    Charlotte                       NC                    28215                 Mecklenburg           Retail
 163    Brooklyn                        NY                    11234                 Kings                 Office
 164    Gilbert                         AZ                    85296                 Maricopa              Retail
 165    Palmdale                        CA                    93550                 Los Angeles           Retail
 166    Rehoboth Beach                  DE                    19971                 Sussex                Retail
 167    Gig Harbor                      WA                    98332                 Pierce                Manufactured Housing
 168    Marietta                        GA                    30060                 Cobb                  Office
 169    Santa Monica                    CA                    90404                 Los Angeles           Office
 170    Poway                           CA                    92064                 San Diego             Industrial
 171    San Francisco                   CA                    94105                 San Francisco         Multifamily
 172    San Antonio                     TX                    78023                 Bexar                 Retail
 173    Toms River                      NJ                    08755                 Ocean                 Office
 174    Round Lake Beach                IL                    60073                 Lake                  Retail
 175    Manassas                        VA                    20109                 Prince William        Hospitality
 176    Fairfax                         VA                    22030                 Fairfax City          Hospitality
 177    Canton                          GA                    30114                 Cherokee              Office
 178    Charleston                      SC                    29418                 Charleston            Office
 179    Hesperia                        CA                    92345                 San Bernardino        Retail
 180    Brandon                         FL                    33511                 Hillsborough          Mixed Use
 181    Franklin                        WI                    53132                 Milwaukee             Multifamily
 182    Towson                          MD                    21286                 Baltimore             Retail
 183    Ventura                         CA                    93003                 Ventura               Retail
 184    Euless                          TX                    76040                 Tarrant               Multifamily
 185    San Antonio                     TX                    78209                 Bexar                 Mixed Use
 186    Colorado Springs                CO                    80910                 El Paso               Multifamily
 187    Phoenix                         AZ                    85029                 Maricopa              Self Storage
 188    Watsonville                     CA                    95076                 Santa Cruz            Manufactured Housing
 189    Morristown                      NJ                    07960                 Morris                Retail
 190    Corvallis                       OR                    97330                 Benton                Retail
 191    Rocky Hill                      CT                    06067                 Hartford              Hospitality
 192    Washington                      DC                    20007                 District of Columbia  Retail
 193    Andover                         MA                    01810                 Essex                 Hospitality
 194    Magna                           UT                    84044                 Salt Lake             Retail
 195    Gautier                         MS                    39553                 Jackson               Hospitality
 196    Flagstaff                       AZ                    86004                 Coconino              Retail
 197    Waldorf                         MD                    20601                 Charles               Hospitality
 198    Lake Mary                       FL                    32746                 Seminole              Retail
 199    Goshen                          IN                    46526                 Elkart                Retail
 200    Victoria                        TX                    77904                 Victoria              Hospitality
 201    Macomb                          MI                    48044                 Macomb                Land
 202    Elk Grove Village               IL                    60007                 Cook                  Industrial
 203    Downers Grove                   IL                    60515                 Dupage                Industrial
 204    Emerson                         NJ                    07630                 Bergen                Office
 205    Pomona                          CA                    91766                 Los Angeles           Industrial
 206    Independence                    KY                    41051                 Kenton                Multifamily
 207    West Valley City                UT                    84120                 Salt Lake             Retail
 208    Jersey City                     NJ                    07306                 Hudson                Office
 209    Phoenix                         AZ                    85048                 Maricopa              Retail
 210    Anderson                        SC                    29621                 Anderson              Hospitality
 211    Louisville                      KY                    40202                 Jefferson             Office
 212    Yulee                           FL                    32097                 Nassau                Retail
 213    Grand Prairie                   TX                    75052                 Dallas                Hospitality
 214    Deerfield Beach                 FL                    33441                 Broward               Office
 215    Bronx                           NY                    10455                 Bronx                 Retail
 216    Florence                        KY                    41042                 Boone                 Hospitality
 217    Albuquerque                     NM                    87107                 Bernalillo            Industrial
 218    Miami Beach                     FL                    33140                 Miami-Dade            Hospitality
 219    Kirkland                        WA                    98034                 King                  Retail
 220    Buffalo                         NY                    14217                 Erie                  Multifamily
 221    Suffolk                         VA                    23435                 Suffolk City          Office
 222    Kansas City                     MO                    64155                 Clay                  Retail
 223    Council Bluffs                  IA                    51503                 Pottawattamie         Multifamily
 224    Amherst                         NY                    14221                 Erie                  Multifamily
 225    Bethesda                        MD                    20814                 Montgomery            Office
 226    Charlotte                       NC                    28262                 Mecklenburg           Hospitality
 227    Cannon Beach                    OR                    97110                 Clatsop               Hospitality
 228    Circle Pines                    MN                    55014                 Anoka                 Office
 229    Northboro                       MA                    01532                 Worcester             Self Storage
 230    Suffolk                         VA                    23435                 Suffolk City          Office
 231    Shenandoah                      TX                    77384                 Montgomery            Office
 232    Evansville                      IN                    47712                 Vanderburgh           Hospitality
 233    Blountville                     TN                    37617                 Sullivan              Multifamily
------------------------------------------------------------------------------------------------------------------------------
 234    Various                         NY                   Various                Various               Multifamily
234.1   Buffalo                         NY                    14214                 Erie                  Multifamily
234.2   Lewiston                        NY                    14092                 Niagara               Multifamily
234.3   Buffalo                         NY                    14216                 Erie                  Multifamily
------------------------------------------------------------------------------------------------------------------------------
 235    Overland Park                   KS                    66212                 Johnson               Hospitality
 236    Reston                          VA                    20191                 Fairfax               Office
 237    Redlands                        CA                    92374                 San Bernardino        Retail
 238    Salisbury                       NC                    28144                 Rowan                 Retail
 239    Greenville                      DE                    19807                 New Castle            Office
 240    Mokena                          IL                    60448                 Will                  Retail
 241    Rehoboth                        DE                    19971                 Sussex                Mixed Use
 242    Moore                           OK                    73160                 Cleveland             Retail
 243    Mount Pleasant                  SC                    29464                 Charleston            Retail
 244    San Antonio                     TX                    78249                 Bexar                 Retail
------------------------------------------------------------------------------------------------------------------------------
 245    Newport News                    VA                    23602                 Newport News City     Multifamily
 246    Norfolk                         VA                    23503                 Norfolk City          Multifamily
------------------------------------------------------------------------------------------------------------------------------
 247    Natick                          MA                    01760                 Middlesex             Retail
 248    Independence                    MO                    64057                 Jackson               Office
 249    Santa Fe                        NM                    87501                 Santa Fe              Mixed Use
 250    Greenwood                       SC                    29649                 Greenwood             Hospitality
 251    Ann Arbor                       MI                    48104                 Washtenaw             Mixed Use
 252    Lincoln                         DE                    19960                 Sussex                Manufactured Housing
 253    Pearland                        TX                    77581                 Brazoria              Retail
 254    Wilmington                      NC                    28412                 New Hanover           Retail
 255    Fredericksburg                  VA                    22406                 Stafford              Retail
 256    Shelbyville                     KY                    40065                 Shelby                Retail
 257    Arlington                       TX                    76013                 Tarrant               Multifamily
 258    Santa Ana                       CA                    92701                 Orange                Retail
 259    Port Orange                     FL                    32127                 Volusia               Manufactured Housing
 260    Ellicott City                   MD                    21042                 Howard                Retail
 261    Jasper                          AL                    35504                 Walker                Hospitality
 262    Portland                        OR                    97217                 Multnomah             Retail
 263    Jackson                         MS                    39212                 Hinds                 Multifamily
 264    Portsmouth                      VA                    23704                 Portsmouth City       Multifamily
 265    Elizabeth                       PA                    15037                 Allegheny             Manufactured Housing
 266    Farmers Branch                  TX                    75287                 Dallas                Retail
 267    Lakewood                        WA                    98499                 Pierce                Self Storage
 268    Annapolis                       MD                    21409                 Anne Arundel          Hospitality
 269    Chicago                         IL                    60613                 Cook                  Multifamily
 270    Dana Point                      CA                    92629                 Orange                Retail
 271    Russellville                    AR                    72802                 Pope                  Self Storage
 272    Arlington                       TX                    76010                 Tarrant               Retail
 273    Hyde Park                       MA                    02136                 Suffolk               Mixed Use
 274    Ross Township                   PA                    15237                 Allegheny             Retail
 275    Millsboro                       DE                    19966                 Sussex                Manufactured Housing
 276    Los Altos                       CA                    94022                 Santa Clara           Office
 277    East Hanover                    NJ                    07936                 Morris                Office
 278    Bradenton                       FL                    34207                 Manatee               Manufactured Housing
 279    Long Beach                      CA                    90815                 Los Angeles           Retail
 280    Fort Myers                      FL                    33901                 Lee                   Mixed Use
 281    Austin                          TX                    78754                 Travis                Industrial
 282    Pittsburgh                      PA                    15220                 Allegheny             Office
 283    Lee's Summit                    MO                    64064                 Jackson               Office
 284    Lee's Summit                    MO                    64064                 Jackson               Office
 285    St. Robert                      MO                    65584                 Pulaski               Retail
 286    Colorado Springs                CO                    80910                 El Paso               Multifamily
 287    Camden                          SC                    29020                 Kershaw               Retail
 288    Fort Lauderdale                 FL                    33317                 Broward               Manufactured Housing
 289    Beaver Falls                    PA                    15010                 Beaver                Industrial
 290    Springfield                     PA                    19064                 Delaware              Retail
 291    Cape May Court House            NJ                    08210                 Cape May              Retail
 292    Bowling Green                   KY                    42101                 Warren                Manufactured Housing
 293    Oak Creek                       WI                    53154                 Milwaukee             Retail
 294    Kansas City                     MO                    64145                 Jackson               Retail
 295    Brooks                          KY                    40109                 Bullitt               Hospitality
 296    Rancho Santa Margarita          CA                    92688                 Orange                Industrial
 297    Toledo                          OH                    43615                 Lucas                 Multifamily
 298    Arlington                       TX                    76010                 Tarrant               Retail
 299    Lee's Summit                    MO                    64064                 Jackson               Office
 300    South Elgin                     IL                    60177                 Kane                  Retail
 301    Stevens Point                   WI                    54481                 Portage               Manufactured Housing
 302    Schaghticoke                    NY                    12154                 Rensselaer            Retail
 303    Walker                          LA                    70785                 Livingston            Self Storage
 304    Goodlettsville                  TN                    37072                 Davidson              Manufactured Housing
 305    Orlando                         FL                    32804                 Orange                Self Storage
 306    Lancaster                       NH                    03584                 Coos                  Retail
 307    Greensboro                      NC                    27409                 Guilford              Industrial
 308    Laguna Beach                    CA                    92651                 Orange                Office
 309    Lee's Summit                    MO                    64064                 Jackson               Office
 310    Greenville                      NC                    27834                 Pitt                  Manufactured Housing
 311    Fergus Falls                    MN                    56537                 Otter Tail            Multifamily
 312    Indianapolis                    IN                    46208                 Marion                Multifamily
 313    Russellville                    AR                    72802                 Pope                  Self Storage
 314    Alpharetta                      GA                    30004                 Fulton                Retail
 315    Pine Bush                       NY                    12566                 Ulster                Retail
 316    Paducah                         KY                    42001                 McCracken             Retail
 317    Smithtown                       NY                    11787                 Suffolk               Office
 318    West Mifflin                    PA                    15122                 Allegheny             Manufactured Housing
 319    Daytona Beach                   FL                    32119                 Volusia               Retail

                                                                        % OF                                  CUT-OFF DATE
                                                                     AGGREGATE    % OF INITIAL  % OF INITIAL   PRINCIPAL
                                                                      INITIAL         LOAN          LOAN        BALANCE
 LOAN                 DETAILED                      CUT-OFF DATE      MORTGAGE       GROUP 1      GROUP 2     PER SF/UNIT/
NUMBER             PROPERTY TYPE                 PRINCIPAL BALANCE  POOL BALANCE     BALANCE      BALANCE       ROOM/PAD
--------------------------------------------------------------------------------------------------------------------------

  1     Anchored                                    442,500,000.00      9.3%          10.4%                         121.27
 1.1    Anchored
 1.2    Anchored
 1.3    Anchored
 1.4    Anchored
 1.5    Anchored
 1.6    Anchored
 1.7    Anchored
 1.8    Anchored
 1.9    Anchored
 1.10   Anchored
 1.11   Anchored
 1.12   Anchored
 1.13   Anchored
 1.14   Anchored
 1.15   Anchored
 1.16   Anchored
 1.17   Anchored
 1.18   Anchored
 1.19   Anchored
 1.20   Anchored
 1.21   Anchored
 1.22   Anchored
 1.23   Anchored
 1.24   Anchored
 1.25   Anchored
 1.26   Anchored
 1.27   Anchored
 1.28   Anchored
 1.29   Anchored
 1.30   Anchored
 1.31   Anchored
 1.32   Anchored
 1.33   Anchored
 1.34   Anchored
 1.35   Anchored
 1.36   Anchored
 1.37   Anchored
 1.38   Anchored
 1.39   Anchored
 1.40   Anchored
 1.41   Anchored
 1.42   Anchored
 1.43   Anchored
 1.44   Anchored
 1.45   Anchored
 1.46   Anchored
 1.47   Anchored
 1.48   Anchored
 1.49   Anchored
 1.50   Anchored
 1.51   Anchored
 1.52   Anchored
--------------------------------------------------------------------------------------------------------------------------
  2     Warehouse/Distribution                      145,000,000.00      3.0%          3.4%                           77.49
 2.1    Warehouse/Distribution
 2.2    Warehouse/Distribution
 2.3    Warehouse/Distribution
 2.4    Warehouse/Distribution
 2.5    Warehouse/Distribution
 2.6    Warehouse/Distribution
 2.7    Warehouse/Distribution
 2.8    Warehouse/Distribution
 2.9    Warehouse/Distribution
 2.10   Warehouse/Distribution
 2.11   Warehouse/Distribution
 2.12   Warehouse/Distribution
 2.13   Warehouse/Distribution
 2.14   Warehouse/Distribution
 2.15   Warehouse/Distribution
--------------------------------------------------------------------------------------------------------------------------
  3     Suburban                                    130,000,000.00      2.7%          3.0%                          295.99
--------------------------------------------------------------------------------------------------------------------------
  4     Conventional                                123,150,000.00      2.6%                       25.2%        129,495.27
 4.1    Conventional
 4.2    Conventional
 4.3    Conventional
 4.4    Conventional
 4.5    Conventional
 4.6    Conventional
 4.7    Conventional
 4.8    Conventional
 4.9    Conventional
 4.10   Conventional
 4.11   Conventional
 4.12   Conventional
 4.13   Conventional
 4.14   Conventional
 4.15   Conventional
 4.16   Conventional
 4.17   Conventional
 4.18   Conventional
 4.19   Conventional
 4.20   Conventional
 4.21   Conventional
 4.22   Conventional
 4.23   Conventional
 4.24   Conventional
 4.25   Conventional
 4.26   Conventional
 4.27   Conventional
 4.28   Conventional
 4.29   Conventional
 4.30   Conventional
 4.31   Conventional
 4.32   Conventional
 4.33   Conventional
 4.34   Conventional
 4.35   Conventional
 4.36   Conventional
 4.37   Conventional
 4.38   Conventional
 4.39   Conventional
 4.40   Conventional
 4.41   Conventional
 4.42   Conventional
 4.43   Conventional
--------------------------------------------------------------------------------------------------------------------------
  5     CBD                                         120,300,000.00      2.5%          2.8%                          214.83
--------------------------------------------------------------------------------------------------------------------------
  6     Various                                     100,000,000.00      2.1%          2.3%                          603.09
 6.1    Regional Mall
 6.2    CBD
 6.3    CBD
 6.4    Regional Mall
--------------------------------------------------------------------------------------------------------------------------
  7     Regional Mall                                88,000,000.00      1.8%          2.1%                          186.11
  8     Medical Office                               85,000,000.00      1.8%          2.0%                          195.24
  9     Limited Service                              75,000,000.00      1.6%          1.8%                      238,853.50
  10    Anchored                                     71,000,000.00      1.5%          1.7%                          255.98
--------------------------------------------------------------------------------------------------------------------------
  11    Various                                      70,000,000.00      1.5%          1.6%                           57.39
 11.1   Flex
 11.2   Flex
 11.3   Suburban
 11.4   Flex
 11.5   Flex
 11.6   Flex
 11.7   Flex
 11.8   Flex
 11.9   Warehouse
11.10   Suburban
11.11   Flex
11.12   Flex
11.13   Flex
11.14   Suburban
11.15   Flex
11.16   Flex
11.17   Flex
11.18   Medical Office
11.19   Warehouse
11.20   Flex
--------------------------------------------------------------------------------------------------------------------------
  12    CBD                                          66,250,000.00      1.4%          1.6%                          169.05
  13    Anchored                                     64,000,000.00      1.3%          1.5%                          295.51
  14    Anchored                                     63,000,000.00      1.3%          1.5%                          262.60
  15    Anchored                                     59,600,000.00      1.3%          1.4%                          202.43
  16    CBD                                          57,750,000.00      1.2%          1.4%                          213.60
  17    Suburban                                     56,000,000.00      1.2%          1.3%                          275.57
--------------------------------------------------------------------------------------------------------------------------
  18    Various                                      49,000,000.00      1.0%          1.1%                           41.00
 18.1   Warehouse(92.3%)/Office(7.7%)
 18.2   Warehouse(91.3%)/Office(8.7%)
 18.3   Suburban
 18.4   Warehouse(91.1%)/Office(8.9%)
--------------------------------------------------------------------------------------------------------------------------
  19    Suburban                                     47,500,000.00      1.0%          1.1%                          180.51
  20    Limited Service                              46,000,000.00      1.0%          1.1%                      261,363.64
  21    Full Service                                 43,879,983.29      0.9%          1.0%                      250,742.76
  22    Suburban                                     40,000,000.00      0.8%          0.9%                          103.53
  23    Suburban                                     37,600,000.00      0.8%          0.9%                          190.86
  24    Anchored                                     37,400,000.00      0.8%          0.9%                          210.19
--------------------------------------------------------------------------------------------------------------------------
  25    Various                                      37,220,000.00      0.8%          0.9%                           61.83
 25.1   Flex
 25.2   Warehouse
 25.3   Warehouse
--------------------------------------------------------------------------------------------------------------------------
  26    Conventional                                 37,000,000.00      0.8%                        7.6%         35,852.71
 26.1   Conventional
 26.2   Conventional
 26.3   Conventional
 26.4   Conventional
 26.5   Conventional
 26.6   Conventional
 26.7   Conventional
--------------------------------------------------------------------------------------------------------------------------
  27    Anchored                                     36,504,000.00      0.8%          0.9%                           86.79
--------------------------------------------------------------------------------------------------------------------------
  28    Warehouse                                    35,000,000.00      0.7%          0.8%                           30.10
 28.1   Warehouse
 28.2   Warehouse
 28.3   Warehouse
 28.4   Warehouse
--------------------------------------------------------------------------------------------------------------------------
  29    Limited Service                              34,000,000.00      0.7%          0.8%                      180,851.06
--------------------------------------------------------------------------------------------------------------------------
  30    Various                                      32,450,000.00      0.7%          0.8%                           14.09
 30.1   Warehouse
 30.2   Warehouse
 30.3   Warehouse
 30.4   Warehouse
 30.5   Warehouse
 30.6   Warehouse
 30.7   Warehouse
 30.8   Warehouse
 30.9   Warehouse
30.10   Warehouse
30.11   Warehouse
30.12   Warehouse
30.13   Warehouse
30.14   Warehouse
30.15   Warehouse
30.16   Warehouse
30.17   Warehouse
30.18   Warehouse
30.19   Warehouse
30.20   Unanchored, Single Tenant
--------------------------------------------------------------------------------------------------------------------------
  31    Anchored                                     31,600,000.00      0.7%          0.7%                          424.78
  32    Anchored                                     30,350,000.00      0.6%          0.7%                          169.81
  33    Suburban                                     29,000,000.00      0.6%          0.7%                          281.86
  34    Anchored                                     28,560,000.00      0.6%          0.7%                          188.89
  35    Shadow Anchored                              28,500,000.00      0.6%          0.7%                          341.75
  36    Light Industrial                             27,222,031.67      0.6%          0.6%                          277.84
  37    Medical Office                               26,945,000.00      0.6%          0.6%                          179.68
  38    Conventional                                 26,775,000.00      0.6%                        5.5%         40,568.18
  39    Conventional                                 24,700,000.00      0.5%                        5.1%         70,170.45
  40    Shadow Anchored                              23,334,317.12      0.5%          0.5%                          192.57
--------------------------------------------------------------------------------------------------------------------------
  41    Suburban                                     23,050,000.00      0.5%          0.5%                          107.07
 41.1   Suburban
 41.2   Suburban
 41.3   Suburban
--------------------------------------------------------------------------------------------------------------------------
  42    Anchored                                     22,700,000.00      0.5%          0.5%                          103.82
  43    Conventional                                 22,400,000.00      0.5%                        4.6%        173,643.41
--------------------------------------------------------------------------------------------------------------------------
  44    Various                                      21,000,000.00      0.4%          0.5%                          239.95
 44.1   Anchored
 44.2   Unanchored
 44.3   Unanchored
--------------------------------------------------------------------------------------------------------------------------
  45    Suburban                                     20,794,000.00      0.4%          0.5%                          114.65
  46    Anchored                                     20,720,000.00      0.4%          0.5%                          233.88
  47    Suburban                                     20,331,000.00      0.4%          0.5%                          115.52
  48    Anchored                                     20,200,000.00      0.4%          0.5%                          181.57
  49    Unanchored, Single Tenant                    20,000,000.00      0.4%          0.5%                        1,250.00
  50    Flex                                         20,000,000.00      0.4%          0.5%                          195.64
  51    Full Service                                 20,000,000.00      0.4%          0.5%                      101,010.10
  52    Full Service                                 19,750,000.00      0.4%          0.5%                       96,341.46
  53    Conventional                                 19,200,000.00      0.4%                        3.9%         26,778.24
  54    Anchored                                     18,600,000.00      0.4%          0.4%                          453.11
--------------------------------------------------------------------------------------------------------------------------
  55    Limited Service                              17,635,000.00      0.4%          0.4%                       92,815.79
 55.1   Limited Service
 55.2   Limited Service
--------------------------------------------------------------------------------------------------------------------------
  56    Limited Service                              17,400,000.00      0.4%          0.4%                      162,616.82
--------------------------------------------------------------------------------------------------------------------------
  57    Suburban                                     17,300,000.00      0.4%          0.4%                           89.62
 57.1   Suburban
 57.2   Suburban
--------------------------------------------------------------------------------------------------------------------------
  58    Anchored                                     17,265,000.00      0.4%          0.4%                          141.91
  59    Full Service                                 17,250,000.00      0.4%          0.4%                      123,214.29
  60    Flex                                         17,000,000.00      0.4%          0.4%                           84.34
  61    Anchored                                     17,000,000.00      0.4%          0.4%                          135.48
  62    Retail(69%)/Multifamily(31%)                 16,950,000.00      0.4%          0.4%                          463.94
  63    Anchored                                     16,800,000.00      0.4%          0.4%                           98.83
  64    Suburban                                     16,500,000.00      0.3%          0.4%                          150.15
  65    Conventional                                 16,000,000.00      0.3%                        3.3%         60,606.06
  66    Anchored                                     16,000,000.00      0.3%          0.4%                          118.16
  67    Suburban                                     15,968,805.45      0.3%          0.4%                          100.58
  68    Anchored                                     15,650,000.00      0.3%          0.4%                          130.81
  69    Anchored                                     15,400,000.00      0.3%          0.4%                          238.51
  70    Suburban                                     15,200,000.00      0.3%          0.4%                          182.78
  71    Unanchored                                   15,100,000.00      0.3%          0.4%                          200.48
  72    Full Service                                 15,045,488.65      0.3%          0.4%                       98,983.48
  73    Anchored, Single Tenant                      15,000,000.00      0.3%          0.4%                          196.18
  74    Suburban                                     14,420,000.00      0.3%          0.3%                          121.01
  75    Anchored                                     14,300,000.00      0.3%          0.3%                          134.11
  76    Anchored                                     14,200,000.00      0.3%          0.3%                          116.31
  77    Medical Office                               14,120,000.00      0.3%          0.3%                          276.07
  78    Manufactured Housing                         14,100,000.00      0.3%                        2.9%         38,419.62
  79    Full Service                                 14,000,000.00      0.3%          0.3%                       55,335.97
  80    Suburban                                     13,650,000.00      0.3%          0.3%                          133.85
  81    Anchored                                     13,500,000.00      0.3%          0.3%                          240.76
  82    Shadow Anchored                              13,500,000.00      0.3%          0.3%                          124.47
  83    Conventional                                 13,400,000.00      0.3%                        2.7%         51,937.98
  84    Conventional                                 13,300,000.00      0.3%          0.3%                       46,180.56
  85    Limited Service                              13,210,752.55      0.3%          0.3%                      101,621.17
  86    Industrial(50.0%)/Office(50.0%)              13,176,000.00      0.3%          0.3%                           87.68
  87    Suburban                                     12,700,000.00      0.3%          0.3%                          508.47
--------------------------------------------------------------------------------------------------------------------------
  88    Unanchored, Single Tenant                    12,700,000.00      0.3%          0.3%                          665.17
 88.1   Unanchored, Single Tenant
 88.2   Unanchored, Single Tenant
 88.3   Unanchored, Single Tenant
 88.4   Unanchored, Single Tenant
 88.5   Unanchored, Single Tenant
 88.6   Unanchored, Single Tenant
 88.7   Unanchored, Single Tenant
--------------------------------------------------------------------------------------------------------------------------
  89    Retail(8%)/Office(92%)                       12,700,000.00      0.3%          0.3%                          206.49
  90    Shadow Anchored                              12,700,000.00      0.3%          0.3%                          147.67
  91    Suburban                                     12,500,000.00      0.3%          0.3%                          217.43
  92    Medical Office                               12,200,000.00      0.3%          0.3%                          172.66
  93    Anchored                                     12,080,000.00      0.3%          0.3%                           58.67
--------------------------------------------------------------------------------------------------------------------------
  94    Suburban                                     12,000,000.00      0.3%          0.3%                          130.55
 94.1   Suburban
 94.2   Suburban
--------------------------------------------------------------------------------------------------------------------------
  95    Suburban                                     12,000,000.00      0.3%          0.3%                          121.65
  96    Warehouse/Distribution                       11,987,730.47      0.3%          0.3%                           76.20
  97    Suburban                                     11,600,000.00      0.2%          0.3%                          199.51
  98    Shadow Anchored                              11,268,496.32      0.2%          0.3%                          214.64
  99    Medical Office                               11,250,000.00      0.2%          0.3%                          175.23
 100    Medical Office                               11,000,000.00      0.2%          0.3%                          192.50
 101    Anchored                                     11,000,000.00      0.2%          0.3%                           88.55
 102    CBD                                          10,988,273.58      0.2%          0.3%                          133.78
 103    Limited Service                              10,979,387.70      0.2%          0.3%                      105,571.04
 104    Conventional                                 10,800,000.00      0.2%                        2.2%         79,411.76
 105    Unanchored                                   10,800,000.00      0.2%          0.3%                          123.93
 106    CBD                                          10,729,406.04      0.2%          0.3%                          228.58
 107    Unanchored                                   10,700,000.00      0.2%          0.3%                          208.20
 108    Anchored                                     10,700,000.00      0.2%          0.3%                          130.15
 109    Anchored                                     10,540,000.00      0.2%          0.2%                          107.36
 110    Extended Stay                                10,500,000.00      0.2%          0.2%                      105,000.00
 111    Suburban                                     10,150,000.00      0.2%          0.2%                          177.13
 112    Suburban                                     10,000,000.00      0.2%          0.2%                           78.80
 113    Anchored                                     10,000,000.00      0.2%          0.2%                          189.36
 114    Unanchored                                   10,000,000.00      0.2%          0.2%                          184.28
 115    Flex                                         10,000,000.00      0.2%          0.2%                          175.65
 116    Anchored                                     10,000,000.00      0.2%          0.2%                          133.89
 117    Conventional                                  9,969,440.67      0.2%                        2.0%        153,376.01
 118    Suburban                                      9,836,000.00      0.2%          0.2%                           98.95
 119    Conventional                                  9,800,000.00      0.2%                        2.0%         42,241.38
--------------------------------------------------------------------------------------------------------------------------
 120    Conventional                                  9,750,000.00      0.2%                        2.0%         28,676.47
120.1   Conventional
120.2   Conventional
--------------------------------------------------------------------------------------------------------------------------
 121    Suburban                                      9,625,000.00      0.2%          0.2%                          178.02
 122    Limited Service                               9,600,000.00      0.2%          0.2%                       96,969.70
 123    Suburban                                      9,500,000.00      0.2%          0.2%                           93.22
 124    Flex                                          9,500,000.00      0.2%          0.2%                           53.89
 125    Suburban                                      9,390,000.00      0.2%          0.2%                          276.55
 126    Medical Office                                9,382,177.96      0.2%          0.2%                          132.41
 127    Shadow Anchored                               9,200,000.00      0.2%          0.2%                          175.82
 128    Anchored, Single Tenant                       9,200,000.00      0.2%          0.2%                           73.39
 129    Medical Office                                9,000,000.00      0.2%          0.2%                          167.29
 130    Unanchored                                    9,000,000.00      0.2%          0.2%                          335.46
 131    Fitness Center                                9,000,000.00      0.2%          0.2%                          185.87
 132    Anchored, Single Tenant                       9,000,000.00      0.2%          0.2%                          101.11
 133    Medical Office                                9,000,000.00      0.2%          0.2%                          261.23
 134    Manufactured Housing                          8,750,000.00      0.2%                        1.8%         41,079.81
 135    Anchored                                      8,700,000.00      0.2%          0.2%                           60.41
 136    Anchored, Single Tenant                       8,600,000.00      0.2%          0.2%                          141.94
 137    Conventional                                  8,553,313.08      0.2%                        1.7%         97,196.74
 138    Suburban                                      8,500,000.00      0.2%          0.2%                          154.54
 139    Medical Office                                8,500,000.00      0.2%          0.2%                          220.40
 140    Suburban                                      8,500,000.00      0.2%          0.2%                          265.16
 141    Anchored                                      8,389,593.00      0.2%          0.2%                           97.47
 142    Anchored                                      8,370,000.00      0.2%          0.2%                          581.33
 143    Limited Service                               8,291,367.12      0.2%          0.2%                       64,274.16
--------------------------------------------------------------------------------------------------------------------------
 144    Flex                                          8,250,000.00      0.2%          0.2%                           40.44
144.1   Flex
144.2   Flex
--------------------------------------------------------------------------------------------------------------------------
 145    Anchored                                      8,200,000.00      0.2%          0.2%                           93.75
 146    Self Storage                                  8,153,000.00      0.2%          0.2%                           87.35
--------------------------------------------------------------------------------------------------------------------------
 147    Anchored, Single Tenant                       8,100,000.00      0.2%          0.2%                          133.03
147.1   Anchored, Single Tenant
147.2   Anchored, Single Tenant
147.3   Anchored, Single Tenant
147.4   Anchored, Single Tenant
147.5   Retail
--------------------------------------------------------------------------------------------------------------------------
 148    Limited Service                               8,100,000.00      0.2%          0.2%                       75,000.00
 149    Anchored                                      8,091,000.00      0.2%          0.2%                          350.96
 150    Conventional                                  8,070,000.00      0.2%                        1.7%         29,669.12
 151    Limited Service                               8,061,735.76      0.2%          0.2%                       67,181.13
 152    Conventional                                  8,000,000.00      0.2%                        1.6%         43,010.75
 153    Medical Office                                8,000,000.00      0.2%          0.2%                          164.43
 154    Extended Stay                                 7,988,241.12      0.2%          0.2%                       61,924.35
 155    Light Industrial                              7,987,520.76      0.2%          0.2%                           43.19
 156    Flex                                          7,920,000.00      0.2%          0.2%                           26.67
 157    Suburban                                      7,900,000.00      0.2%          0.2%                          169.77
 158    Limited Service                               7,835,000.00      0.2%          0.2%                       82,473.68
 159    Limited Service                               7,831,907.29      0.2%          0.2%                       90,021.92
 160    Student Housing                               7,825,000.00      0.2%                        1.6%        163,020.83
 161    Medical Office                                7,784,605.49      0.2%          0.2%                          273.14
 162    Anchored                                      7,663,000.00      0.2%          0.2%                          182.45
 163    Medical Office                                7,600,000.00      0.2%          0.2%                          225.19
 164    Shadow Anchored                               7,560,000.00      0.2%          0.2%                           93.10
 165    Anchored                                      7,500,000.00      0.2%          0.2%                           95.48
 166    Anchored                                      7,450,000.00      0.2%          0.2%                          111.34
 167    Manufactured Housing                          7,400,000.00      0.2%                        1.5%         52,857.14
 168    Suburban                                      7,400,000.00      0.2%          0.2%                          114.60
 169    CBD                                           7,350,000.00      0.2%          0.2%                          349.82
 170    Flex Warehouse                                7,250,000.00      0.2%          0.2%                           97.01
 171    Live/Work                                     7,200,000.00      0.2%          0.2%                      514,285.71
 172    Anchored                                      7,200,000.00      0.2%          0.2%                          118.52
 173    Medical Office                                7,000,000.00      0.1%          0.2%                          234.41
 174    Anchored, Single Tenant                       6,984,285.29      0.1%          0.2%                           96.17
 175    Limited Service                               6,850,000.00      0.1%          0.2%                       91,333.33
 176    Limited Service                               6,739,770.38      0.1%          0.2%                       78,369.42
 177    Medical Office                                6,695,000.00      0.1%          0.2%                          175.73
 178    Suburban                                      6,680,000.00      0.1%          0.2%                          158.87
 179    Unanchored                                    6,650,000.00      0.1%          0.2%                          469.87
 180    Retail(71%)/Office(29%)                       6,640,000.00      0.1%          0.2%                          240.97
 181    Conventional                                  6,635,000.00      0.1%                        1.4%         51,835.94
 182    Anchored                                      6,465,490.39      0.1%          0.2%                          137.93
 183    Unanchored                                    6,351,000.00      0.1%          0.1%                          348.06
 184    Conventional                                  6,345,688.95      0.1%                        1.3%         27,002.93
 185    Retail(88%)/Office(12%)                       6,200,000.00      0.1%          0.1%                          170.48
 186    Conventional                                  6,200,000.00      0.1%                        1.3%         41,333.33
 187    Self Storage                                  6,197,000.00      0.1%          0.1%                           70.88
 188    Manufactured Housing                          6,150,000.00      0.1%                        1.3%         34,745.76
 189    Anchored                                      6,088,972.34      0.1%          0.1%                          126.00
 190    Anchored                                      6,000,000.00      0.1%          0.1%                          120.01
 191    Limited Service                               6,000,000.00      0.1%          0.1%                       60,606.06
 192    Anchored, Single Tenant                       6,000,000.00      0.1%          0.1%                          527.33
 193    Limited Service                               6,000,000.00      0.1%          0.1%                       44,117.65
 194    Shadow Anchored                               6,000,000.00      0.1%          0.1%                          141.34
 195    Extended Stay                                 5,991,167.31      0.1%          0.1%                       47,548.95
 196    Anchored                                      5,988,856.40      0.1%          0.1%                           60.80
 197    Limited Service                               5,988,781.85      0.1%          0.1%                       68,836.57
 198    Unanchored                                    5,988,199.33      0.1%          0.1%                           55.76
 199    Anchored                                      5,900,000.00      0.1%          0.1%                           55.49
 200    Limited Service                               5,800,000.00      0.1%          0.1%                       85,294.12
 201    Retail                                        5,760,000.00      0.1%          0.1%                           44.35
 202    Warehouse                                     5,750,000.00      0.1%          0.1%                          142.61
 203    Warehouse                                     5,650,000.00      0.1%          0.1%                           99.91
 204    Medical Office                                5,600,000.00      0.1%          0.1%                          217.90
 205    Warehouse                                     5,500,000.00      0.1%          0.1%                           30.68
 206    Conventional                                  5,350,000.00      0.1%                        1.1%         55,729.17
 207    Anchored                                      5,350,000.00      0.1%          0.1%                          660.17
 208    Suburban                                      5,350,000.00      0.1%          0.1%                          100.31
 209    Shadow Anchored                               5,300,000.00      0.1%          0.1%                          238.30
 210    Limited Service                               5,293,914.87      0.1%          0.1%                       73,526.60
 211    CBD                                           5,289,711.97      0.1%          0.1%                          144.73
 212    Unanchored                                    5,260,000.00      0.1%          0.1%                          219.06
 213    Limited Service                               5,240,140.48      0.1%          0.1%                       74,859.15
 214    Suburban                                      5,144,000.00      0.1%          0.1%                          152.41
 215    Anchored                                      5,121,080.56      0.1%          0.1%                          232.05
 216    Limited Service                               5,094,903.47      0.1%          0.1%                       68,850.05
 217    Flex/Warehouse                                5,000,000.00      0.1%          0.1%                           49.95
 218    Limited Service                               5,000,000.00      0.1%          0.1%                       34,482.76
 219    Anchored                                      4,986,347.67      0.1%          0.1%                          449.95
 220    Conventional                                  4,900,000.00      0.1%                        1.0%         34,027.78
 221    Suburban                                      4,900,000.00      0.1%          0.1%                          106.58
 222    Unanchored                                    4,850,000.00      0.1%          0.1%                          104.30
 223    Conventional                                  4,800,000.00      0.1%                        1.0%         49,484.54
 224    Conventional                                  4,700,000.00      0.1%                        1.0%         77,049.18
 225    Medical Office                                4,600,000.00      0.1%          0.1%                          171.48
 226    Limited Service                               4,591,207.09      0.1%          0.1%                       37,943.86
 227    Limited Service                               4,550,000.00      0.1%          0.1%                      113,750.00
 228    Suburban                                      4,500,000.00      0.1%          0.1%                          145.93
 229    Self Storage                                  4,500,000.00      0.1%          0.1%                           73.51
 230    Medical Office                                4,400,000.00      0.1%          0.1%                          143.39
 231    Medical Office                                4,400,000.00      0.1%          0.1%                          215.22
 232    Limited Service                               4,400,000.00      0.1%          0.1%                       40,000.00
 233    Conventional                                  4,395,611.39      0.1%                        0.9%         40,326.71
--------------------------------------------------------------------------------------------------------------------------
 234    Conventional                                  4,292,207.64      0.1%                        0.9%         37,984.14
234.1   Conventional
234.2   Conventional
234.3   Conventional
--------------------------------------------------------------------------------------------------------------------------
 235    Limited Service                               4,291,753.34      0.1%          0.1%                       52,338.46
 236    Suburban                                      4,200,000.00      0.1%          0.1%                           94.39
 237    Shadow Anchored                               4,100,000.00      0.1%          0.1%                           66.15
 238    Anchored, Single Tenant                       4,020,923.62      0.1%          0.1%                          294.57
 239    Suburban                                      4,000,000.00      0.1%          0.1%                          248.28
 240    Unanchored                                    3,989,228.66      0.1%          0.1%                           94.05
 241    Office/Retail                                 3,900,000.00      0.1%          0.1%                          173.15
 242    Unanchored                                    3,896,000.00      0.1%          0.1%                          125.27
 243    Shadow Anchored                               3,892,610.65      0.1%          0.1%                          202.22
 244    Unanchored                                    3,865,713.67      0.1%          0.1%                          176.45
--------------------------------------------------------------------------------------------------------------------------
 245    Conventional                                  2,313,185.26     0.05%                        0.5%         37,921.07
 246    Conventional                                  1,395,887.64     0.03%                        0.3%         29,080.99
--------------------------------------------------------------------------------------------------------------------------
 247    Unanchored                                    3,700,000.00      0.1%          0.1%                          131.00
 248    Medical Office                                3,700,000.00      0.1%          0.1%                          192.32
 249    Office/Retail                                 3,700,000.00      0.1%          0.1%                          196.58
 250    Limited Service                               3,664,022.34      0.1%          0.1%                       49,513.82
 251    Retail(79%)/Office(12%)/Multifamily(9%)       3,635,946.48      0.1%          0.1%                          214.01
 252    Manufactured Housing                          3,600,000.00      0.1%                        0.7%         24,489.80
 253    Anchored, Single Tenant                       3,596,198.39      0.1%          0.1%                          248.18
 254    Anchored                                      3,520,000.00      0.1%          0.1%                           85.02
 255    Shadow Anchored                               3,513,649.73      0.1%          0.1%                          217.83
 256    Anchored, Single Tenant                       3,493,324.47      0.1%          0.1%                          235.72
 257    Conventional                                  3,492,919.13      0.1%                        0.7%         18,678.71
 258    Shadow Anchored                               3,400,000.00      0.1%          0.1%                          250.74
 259    Manufactured Housing                          3,400,000.00      0.1%                        0.7%         24,285.71
 260    Unanchored                                    3,396,536.85      0.1%          0.1%                          202.17
 261    Limited Service                               3,350,617.61      0.1%          0.1%                       52,353.40
 262    Anchored, Single Tenant                       3,300,000.00      0.1%          0.1%                          141.92
 263    Conventional                                  3,300,000.00      0.1%                        0.7%         24,444.44
 264    Conventional                                  3,246,721.05      0.1%                        0.7%         33,820.01
 265    Manufactured Housing                          3,184,193.18      0.1%                        0.7%         18,730.55
 266    Unanchored, Single Tenant                     3,160,000.00      0.1%          0.1%                          176.05
 267    Self Storage                                  3,100,000.00      0.1%          0.1%                           63.31
 268    Limited Service                               3,078,474.38      0.1%          0.1%                       42,756.59
 269    Conventional                                  3,000,000.00      0.1%                        0.6%         83,333.33
 270    Unanchored                                    2,800,000.00      0.1%          0.1%                          188.39
 271    Self Storage                                  2,795,139.20      0.1%          0.1%                           42.59
 272    Unanchored                                    2,697,702.53      0.1%          0.1%                          117.28
 273    Restaurant/Warehouse                          2,597,826.40      0.1%          0.1%                          118.08
 274    Shadow Anchored                               2,550,000.00      0.1%          0.1%                          459.71
 275    Manufactured Housing                          2,520,000.00      0.1%                        0.5%         24,705.88
 276    Suburban                                      2,500,000.00      0.1%          0.1%                          270.97
 277    Suburban                                      2,500,000.00      0.1%          0.1%                          222.22
 278    Manufactured Housing                          2,495,570.47      0.1%                        0.5%         24,466.38
 279    Unanchored                                    2,475,000.00      0.1%          0.1%                          407.74
 280    Retail(27.97%)/Office(72.03%)                 2,450,000.00      0.1%          0.1%                          132.20
 281    Industrial/Office                             2,435,000.00      0.1%          0.1%                           71.53
 282    Suburban                                      2,400,000.00      0.1%          0.1%                          122.91
 283    Suburban                                      2,344,000.00     0.05%          0.1%                          187.49
 284    Suburban                                      2,340,000.00     0.05%          0.1%                          154.38
 285    Shadow Anchored                               2,300,000.00     0.05%          0.1%                           71.65
 286    Conventional                                  2,300,000.00     0.05%                        0.5%         24,731.18
 287    Anchored, Single Tenant                       2,297,670.64     0.05%          0.1%                          101.35
 288    Manufactured Housing                          2,295,961.58     0.05%                        0.5%         20,140.01
 289    Flex                                          2,293,455.36     0.05%          0.1%                           41.70
 290    Unanchored, Single Tenant                     2,255,447.52     0.05%          0.1%                          107.40
 291    Shadow Anchored                               2,250,000.00     0.05%          0.1%                          173.73
 292    Manufactured Housing                          2,147,814.24     0.05%                        0.4%         11,609.81
 293    Unanchored                                    2,120,929.11     0.04%          0.05%                         218.72
 294    Unanchored, Single Tenant                     2,113,873.28     0.04%          0.05%                         265.43
 295    Limited Service                               1,980,939.53     0.04%          0.05%                      30,952.18
 296    Warehouse                                     1,961,526.26     0.04%          0.05%                          95.68
 297    Conventional                                  1,898,090.38     0.04%                        0.4%         18,980.90
 298    Unanchored                                    1,868,377.32     0.04%          0.04%                          87.51
 299    Suburban                                      1,850,000.00     0.04%          0.04%                         142.69
 300    Unanchored, Single Tenant                     1,820,000.00     0.04%          0.04%                         260.00
 301    Manufactured Housing                          1,796,796.29     0.04%                        0.4%         19,114.85
 302    Unanchored                                    1,792,419.69     0.04%          0.04%                          50.94
 303    Self Storage                                  1,718,367.99     0.04%          0.04%                          41.33
 304    Manufactured Housing                          1,718,251.39     0.04%                        0.4%         20,701.82
 305    Self Storage                                  1,648,325.75     0.03%          0.04%                          38.88
 306    Anchored, Single Tenant                       1,520,000.00     0.03%          0.04%                         124.59
 307    Manufacturing                                 1,498,518.13     0.03%          0.04%                          39.51
 308    Suburban                                      1,497,132.74     0.03%          0.04%                         467.85
 309    Suburban                                      1,450,000.00     0.03%          0.03%                         198.74
 310    Manufactured Housing                          1,447,288.95     0.03%                        0.3%         12,162.09
 311    Conventional                                  1,447,264.81     0.03%                        0.3%         49,905.68
 312    Conventional                                  1,423,503.72     0.03%                        0.3%         16,176.18
 313    Self Storage                                  1,422,548.68     0.03%          0.03%                          38.38
 314    Anchored, Single Tenant                       1,415,000.00     0.03%          0.03%                          52.96
 315    Anchored, Single Tenant                       1,400,000.00     0.03%          0.03%                          39.33
 316    Shadow Anchored                               1,245,818.65     0.03%          0.03%                         130.14
 317    Suburban                                      1,200,000.00     0.03%          0.03%                          85.09
 318    Manufactured Housing                          1,098,015.53     0.02%                        0.2%          9,631.72
 319    Shadow Anchored                               1,082,008.73     0.02%          0.03%                         294.50

                                            CROSS
                                        COLLATERALIZED                   RELATED
                                           MORTGAGE                     MORTGAGE
                                          LOAN GROUP                   LOAN GROUP
                                          AGGREGATE                    AGGREGATE
                             CROSS       CUT-OFF DATE                 CUT-OFF DATE
         LOAN BALANCE   COLLATERALIZED    PRINCIPAL       RELATED      PRINCIPAL
 LOAN    AT MATURITY /     (MORTGAGE       BALANCE       (MORTGAGE      BALANCE              BORROWER'S                APPRAISED
NUMBER        ARD         LOAN GROUP)      (NOTE 3)     LOAN GROUP)     (NOTE 3)              INTEREST                   VALUE
----------------------------------------------------------------------------------------------------------------------------------

  1     442,500,000.00        No        442,500,000.00       No      442,500,000.00            Fee Simple            1,396,200,000
 1.1                                                                                           Fee Simple               60,800,000
 1.2                                                                                           Fee Simple               57,100,000
 1.3                                                                                           Fee Simple               52,900,000
 1.4                                                                                           Fee Simple               52,500,000
 1.5                                                                                           Fee Simple               53,100,000
 1.6                                                                                           Fee Simple               50,900,000
 1.7                                                                                           Fee Simple               48,000,000
 1.8                                                                                           Fee Simple               46,000,000
 1.9                                                                                           Fee Simple               41,000,000
 1.10                                                                                          Fee Simple               43,600,000
 1.11                                                                                          Fee Simple               39,500,000
 1.12                                                                                          Fee Simple               38,900,000
 1.13                                                                                          Fee Simple               39,000,000
 1.14                                                                                          Fee Simple               37,900,000
 1.15                                                                                          Fee Simple               39,200,000
 1.16                                                                                          Fee Simple               29,800,000
 1.17                                                                                          Fee Simple               30,000,000
 1.18                                                                                          Fee Simple               32,100,000
 1.19                                                                                          Fee Simple               29,300,000
 1.20                                                                                          Fee Simple               27,900,000
 1.21                                                                                          Fee Simple               31,300,000
 1.22                                                                                          Fee Simple               26,900,000
 1.23                                                                                          Fee Simple               21,500,000
 1.24                                                                                          Fee Simple               19,200,000
 1.25                                                                                          Fee Simple               21,300,000
 1.26                                                                                          Fee Simple               21,000,000
 1.27                                                                                          Fee Simple               19,900,000
 1.28                                                                                          Fee Simple               19,000,000
 1.29                                                                                          Fee Simple               20,500,000
 1.30                                                                                          Fee Simple               19,100,000
 1.31                                                                                          Fee Simple               20,800,000
 1.32                                                                                          Fee Simple               18,600,000
 1.33                                                                                          Fee Simple               19,000,000
 1.34                                                                                          Fee Simple               18,050,000
 1.35                                                                                          Fee Simple               15,800,000
 1.36                                                                                          Fee Simple               17,300,000
 1.37                                                                                          Fee Simple               17,500,000
 1.38                                                                                          Fee Simple               16,700,000
 1.39                                                                                          Fee Simple               15,700,000
 1.40                                                                                          Fee Simple               15,600,000
 1.41                                                                                          Fee Simple               15,700,000
 1.42                                                                                          Fee Simple               14,100,000
 1.43                                                                                          Fee Simple               14,050,000
 1.44                                                                                          Fee Simple               13,500,000
 1.45                                                                                          Fee Simple               13,300,000
 1.46                                                                                          Fee Simple               12,100,000
 1.47                                                                                          Fee Simple               13,700,000
 1.48                                                                                          Fee Simple               12,000,000
 1.49                                                                                          Fee Simple               11,500,000
 1.50                                                                                          Fee Simple               11,800,000
 1.51                                                                                          Fee Simple               10,200,000
 1.52                                                                                          Fee Simple               10,000,000
----------------------------------------------------------------------------------------------------------------------------------
  2     145,000,000.00        No        145,000,000.00       No      145,000,000.00            Fee Simple              417,100,000
 2.1                                                                                           Fee Simple               55,600,000
 2.2                                                                                           Fee Simple               54,200,000
 2.3                                                                                           Fee Simple               38,600,000
 2.4                                                                                           Fee Simple               34,200,000
 2.5                                                                                           Fee Simple               34,100,000
 2.6                                                                                           Fee Simple               33,100,000
 2.7                                                                                           Fee Simple               32,100,000
 2.8                                                                                           Fee Simple               28,900,000
 2.9                                                                                           Fee Simple               24,700,000
 2.10                                                                                          Fee Simple               22,500,000
 2.11                                                                                          Fee Simple               18,900,000
 2.12                                                                                          Fee Simple               17,500,000
 2.13                                                                                          Fee Simple               11,100,000
 2.14                                                                                          Fee Simple                8,000,000
 2.15                                                                                          Fee Simple                3,600,000
----------------------------------------------------------------------------------------------------------------------------------
  3     121,607,404.89        No        130,000,000.00       No      130,000,000.00            Fee Simple              192,000,000
----------------------------------------------------------------------------------------------------------------------------------
  4     123,150,000.00        No        123,150,000.00       No      123,150,000.00            Fee Simple              157,016,726
 4.1                                                                                           Fee Simple                6,805,547
 4.2                                                                                           Fee Simple                6,348,299
 4.3                                                                                           Fee Simple                6,178,161
 4.4                                                                                           Fee Simple                6,039,923
 4.5                                                                                           Fee Simple                5,720,913
 4.6                                                                                           Fee Simple                5,657,111
 4.7                                                                                           Fee Simple                5,561,408
 4.8                                                                                           Fee Simple                5,497,606
 4.9                                                                                           Fee Simple                4,668,180
 4.10                                                                                          Fee Simple                4,604,378
 4.11                                                                                          Fee Simple                4,285,368
 4.12                                                                                          Fee Simple                4,444,873
 4.13                                                                                          Fee Simple                4,147,130
 4.14                                                                                          Fee Simple                4,062,061
 4.15                                                                                          Fee Simple                4,253,467
 4.16                                                                                          Fee Simple                3,955,724
 4.17                                                                                          Fee Simple                3,860,021
 4.18                                                                                          Fee Simple                3,806,853
 4.19                                                                                          Fee Simple                3,785,585
 4.20                                                                                          Fee Simple                3,934,457
 4.21                                                                                          Fee Simple                3,615,447
 4.22                                                                                          Fee Simple                3,466,575
 4.23                                                                                          Fee Simple                3,222,001
 4.24                                                                                          Fee Simple                3,211,367
 4.25                                                                                          Fee Simple                3,073,130
 4.26                                                                                          Fee Simple                2,988,060
 4.27                                                                                          Fee Simple                2,945,526
 4.28                                                                                          Fee Simple                2,445,743
 4.29                                                                                          Fee Simple                2,700,951
 4.30                                                                                          Fee Simple                2,456,377
 4.31                                                                                          Fee Simple                2,605,248
 4.32                                                                                          Fee Simple                2,562,714
 4.33                                                                                          Fee Simple                2,552,080
 4.34                                                                                          Fee Simple                2,520,179
 4.35                                                                                          Fee Simple                2,413,842
 4.36                                                                                          Fee Simple                2,403,209
 4.37                                                                                          Fee Simple                3,275,169
 4.38                                                                                          Fee Simple                2,148,001
 4.39                                                                                          Fee Simple                1,786,456
 4.40                                                                                          Fee Simple                1,775,822
 4.41                                                                                          Fee Simple                1,754,555
 4.42                                                                                          Fee Simple                2,403,209
 4.43                                                                                          Fee Simple                1,074,000
----------------------------------------------------------------------------------------------------------------------------------
  5     120,300,000.00        No        120,300,000.00       No      120,300,000.00  Fee in Part, Leasehold in Part    155,000,000
----------------------------------------------------------------------------------------------------------------------------------
  6     100,000,000.00        No        100,000,000.00    Yes (R1)   188,000,000.00  Fee in Part, Leasehold in Part  2,329,500,000
 6.1                                                                                           Fee Simple            2,200,000,000
 6.2                                                                                           Fee Simple               72,000,000
 6.3                                                                                 Fee in Part, Leasehold in Part     48,000,000
 6.4                                                                                           Fee Simple                9,500,000
----------------------------------------------------------------------------------------------------------------------------------
  7      82,267,307.73        No         88,000,000.00    Yes (R1)   188,000,000.00            Fee Simple              118,000,000
  8      81,546,292.59        No         85,000,000.00       No       85,000,000.00            Fee Simple              115,000,000
  9      69,577,837.56        No         75,000,000.00       No       75,000,000.00            Fee Simple               93,700,000
  10     71,000,000.00        No         71,000,000.00       No       71,000,000.00            Fee Simple               93,000,000
----------------------------------------------------------------------------------------------------------------------------------
  11     70,000,000.00        No         70,000,000.00    Yes (R7)    78,250,000.00            Fee Simple              100,150,000
 11.1                                                                                          Fee Simple                9,300,000
 11.2                                                                                          Fee Simple                6,600,000
 11.3                                                                                          Fee Simple                9,200,000
 11.4                                                                                          Fee Simple                6,100,000
 11.5                                                                                          Fee Simple                6,300,000
 11.6                                                                                          Fee Simple                5,600,000
 11.7                                                                                          Fee Simple                5,000,000
 11.8                                                                                          Fee Simple                4,100,000
 11.9                                                                                          Fee Simple                5,200,000
11.10                                                                                          Fee Simple                6,250,000
11.11                                                                                          Fee Simple                4,200,000
11.12                                                                                          Fee Simple                4,100,000
11.13                                                                                          Fee Simple                4,300,000
11.14                                                                                          Fee Simple                4,900,000
11.15                                                                                          Fee Simple                3,500,000
11.16                                                                                          Fee Simple                3,300,000
11.17                                                                                          Fee Simple                3,800,000
11.18                                                                                          Fee Simple                3,800,000
11.19                                                                                          Fee Simple                2,300,000
11.20                                                                                          Fee Simple                2,300,000
----------------------------------------------------------------------------------------------------------------------------------
  12     66,250,000.00        No         66,250,000.00       No       66,250,000.00            Fee Simple              332,650,000
  13     64,000,000.00        No         64,000,000.00       No       64,000,000.00            Fee Simple               80,000,000
  14     63,000,000.00        No         63,000,000.00    Yes (R2)   141,700,000.00            Fee Simple               79,000,000
  15     59,600,000.00        No         59,600,000.00    Yes (R8)    68,300,000.00            Fee Simple               74,500,000
  16     57,750,000.00        No         57,750,000.00       No       57,750,000.00            Fee Simple               77,000,000
  17     56,000,000.00        No         56,000,000.00    Yes (R3)   118,700,000.00            Fee Simple               69,500,000
----------------------------------------------------------------------------------------------------------------------------------
  18     49,000,000.00        No         49,000,000.00    Yes (R5)    89,750,000.00            Fee Simple              116,900,000
 18.1                                                                                          Fee Simple               45,600,000
 18.2                                                                                          Fee Simple               30,000,000
 18.3                                                                                          Fee Simple               23,900,000
 18.4                                                                                          Fee Simple               17,400,000
----------------------------------------------------------------------------------------------------------------------------------
  19     47,500,000.00        No         47,500,000.00    Yes (R3)   118,700,000.00            Fee Simple               59,000,000
  20     46,000,000.00        No         46,000,000.00    Yes (R4)    97,400,000.00            Fee Simple               58,900,000
  21     37,521,106.24        No         43,879,983.29       No       43,879,983.29            Leasehold                65,100,000
  22     37,516,690.22        No         40,000,000.00    Yes (R6)    83,420,000.00            Fee Simple               50,000,000
  23     37,600,000.00        No         37,600,000.00       No       37,600,000.00            Fee Simple               47,000,000
  24     37,400,000.00        No         37,400,000.00       No       37,400,000.00            Fee Simple               46,800,000
----------------------------------------------------------------------------------------------------------------------------------
  25     34,540,311.15        No         37,220,000.00       No       37,220,000.00            Fee Simple               46,530,000
 25.1                                                                                          Fee Simple               21,500,000
 25.2                                                                                          Fee Simple               16,800,000
 25.3                                                                                          Fee Simple                8,230,000
----------------------------------------------------------------------------------------------------------------------------------
  26     34,550,893.76        No         37,000,000.00       No       37,000,000.00            Fee Simple               46,300,000
 26.1                                                                                          Fee Simple               13,050,000
 26.2                                                                                          Fee Simple                9,000,000
 26.3                                                                                          Fee Simple                6,600,000
 26.4                                                                                          Fee Simple                4,800,000
 26.5                                                                                          Fee Simple                4,750,000
 26.6                                                                                          Fee Simple                4,100,000
 26.7                                                                                          Fee Simple                4,000,000
----------------------------------------------------------------------------------------------------------------------------------
  27     36,504,000.00        No         36,504,000.00       No       36,504,000.00            Fee Simple               42,100,000
----------------------------------------------------------------------------------------------------------------------------------
  28     35,000,000.00        No         35,000,000.00    Yes (R5)    89,750,000.00            Fee Simple               79,500,000
 28.1                                                                                          Fee Simple               27,600,000
 28.2                                                                                          Fee Simple               22,000,000
 28.3                                                                                          Fee Simple               19,900,000
 28.4                                                                                          Fee Simple               10,000,000
----------------------------------------------------------------------------------------------------------------------------------
  29     34,000,000.00        No         34,000,000.00    Yes (R4)    97,400,000.00            Fee Simple               55,100,000
----------------------------------------------------------------------------------------------------------------------------------
  30     32,450,000.00        No         32,450,000.00       No       32,450,000.00            Fee Simple               58,000,000
 30.1                                                                                          Fee Simple               12,100,000
 30.2                                                                                          Fee Simple                4,850,000
 30.3                                                                                          Fee Simple                4,550,000
 30.4                                                                                          Fee Simple                3,650,000
 30.5                                                                                          Fee Simple                3,600,000
 30.6                                                                                          Fee Simple                3,100,000
 30.7                                                                                          Fee Simple                2,900,000
 30.8                                                                                          Fee Simple                2,900,000
 30.9                                                                                          Fee Simple                2,750,000
30.10                                                                                          Fee Simple                2,500,000
30.11                                                                                          Fee Simple                2,500,000
30.12                                                                                          Fee Simple                2,300,000
30.13                                                                                          Fee Simple                2,150,000
30.14                                                                                          Fee Simple                1,800,000
30.15                                                                                          Fee Simple                1,800,000
30.16                                                                                          Fee Simple                1,450,000
30.17                                                                                          Fee Simple                1,250,000
30.18                                                                                          Fee Simple                  800,000
30.19                                                                                          Fee Simple                  700,000
30.20                                                                                          Fee Simple                  350,000
----------------------------------------------------------------------------------------------------------------------------------
  31     31,600,000.00        No         31,600,000.00    Yes (R2)   141,700,000.00            Fee Simple               39,500,000
  32     28,204,126.97        No         30,350,000.00    Yes (R9)    53,450,000.00            Fee Simple               39,500,000
  33     26,942,683.21        No         29,000,000.00       No       29,000,000.00            Fee Simple               37,620,000
  34     26,687,581.72        No         28,560,000.00       No       28,560,000.00            Fee Simple               35,700,000
  35     26,599,326.69        No         28,500,000.00    Yes (R2)   141,700,000.00            Fee Simple               38,280,000
  36     23,005,283.07        No         27,222,031.67       No       27,222,031.67            Fee Simple               40,450,000
  37     25,210,755.07        No         26,945,000.00       No       26,945,000.00            Leasehold                39,950,000
  38     26,775,000.00        No         26,775,000.00       No       26,775,000.00            Fee Simple               33,500,000
  39     23,182,129.95        No         24,700,000.00       No       24,700,000.00            Fee Simple               30,925,000
  40     19,656,706.38        No         23,334,317.12       No       23,334,317.12            Fee Simple               29,600,000
----------------------------------------------------------------------------------------------------------------------------------
  41     21,830,745.07        No         23,050,000.00   Yes (R14)    32,550,000.00            Fee Simple               31,800,000
 41.1                                                                                          Fee Simple               13,700,000
 41.2                                                                                          Fee Simple               11,000,000
 41.3                                                                                          Fee Simple                7,100,000
----------------------------------------------------------------------------------------------------------------------------------
  42     22,700,000.00        No         22,700,000.00       No       22,700,000.00            Fee Simple               30,500,000
  43     20,046,537.93        No         22,400,000.00       No       22,400,000.00            Fee Simple               37,200,000
----------------------------------------------------------------------------------------------------------------------------------
  44     19,540,547.79        No         21,000,000.00       No       21,000,000.00            Fee Simple               26,200,000
 44.1                                                                                          Fee Simple               10,500,000
 44.2                                                                                          Fee Simple                9,600,000
 44.3                                                                                          Fee Simple                6,100,000
----------------------------------------------------------------------------------------------------------------------------------
  45     19,472,740.21        No         20,794,000.00   Yes (R10)    41,125,000.00            Fee Simple               27,500,000
  46     20,720,000.00        No         20,720,000.00       No       20,720,000.00            Fee Simple               26,500,000
  47     19,039,159.09        No         20,331,000.00   Yes (R10)    41,125,000.00            Fee Simple               27,300,000
  48     20,200,000.00        No         20,200,000.00   Yes (R13)    34,400,000.00            Fee Simple               25,350,000
  49     20,000,000.00        No         20,000,000.00       No       20,000,000.00            Leasehold                39,700,000
  50     18,233,899.50        No         20,000,000.00       No       20,000,000.00            Fee Simple               26,200,000
  51     17,986,211.63        No         20,000,000.00       No       20,000,000.00            Fee Simple               26,000,000
  52     17,206,076.41        No         19,750,000.00       No       19,750,000.00            Fee Simple               35,300,000
  53     17,355,332.71        No         19,200,000.00   Yes (R15)    28,800,000.00            Fee Simple               24,000,000
  54     18,600,000.00        No         18,600,000.00    Yes (R2)   141,700,000.00            Fee Simple               23,800,000
----------------------------------------------------------------------------------------------------------------------------------
  55     15,677,176.92        No         17,635,000.00   Yes (R16)    25,470,000.00            Fee Simple               23,200,000
 55.1                                                                                          Fee Simple               12,600,000
 55.2                                                                                          Fee Simple               10,600,000
----------------------------------------------------------------------------------------------------------------------------------
  56     16,235,144.52        No         17,400,000.00    Yes (R4)    97,400,000.00            Fee Simple               29,500,000
----------------------------------------------------------------------------------------------------------------------------------
  57     16,206,407.83        No         17,300,000.00    Yes (R6)    83,420,000.00            Fee Simple               23,975,000
 57.1                                                                                          Fee Simple               12,525,000
 57.2                                                                                          Fee Simple               11,450,000
----------------------------------------------------------------------------------------------------------------------------------
  58     16,072,906.90        No         17,265,000.00       No       17,265,000.00            Fee Simple               22,000,000
  59     15,583,544.97        No         17,250,000.00       No       17,250,000.00            Fee Simple               24,600,000
  60     17,000,000.00        No         17,000,000.00       No       17,000,000.00            Fee Simple               21,500,000
  61     15,310,375.58        No         17,000,000.00       No       17,000,000.00            Fee Simple               21,400,000
  62     16,950,000.00        No         16,950,000.00       No       16,950,000.00            Fee Simple               23,300,000
  63     15,888,186.11        No         16,800,000.00       No       16,800,000.00            Fee Simple               21,675,000
  64     15,342,054.79        No         16,500,000.00   Yes (R12)    36,275,000.00            Fee Simple               20,800,000
  65     14,896,452.43        No         16,000,000.00   Yes (R19)    24,070,000.00            Fee Simple               21,400,000
  66     14,330,619.91        No         16,000,000.00       No       16,000,000.00            Fee Simple               20,100,000
  67     13,456,077.29        No         15,968,805.45       No       15,968,805.45            Fee Simple               22,250,000
  68     15,650,000.00        No         15,650,000.00   Yes (R11)    39,700,000.00            Fee Simple               19,600,000
  69     15,400,000.00        No         15,400,000.00       No       15,400,000.00            Fee Simple               19,250,000
  70     15,200,000.00        No         15,200,000.00    Yes (R3)   118,700,000.00            Fee Simple               19,000,000
  71     14,018,273.46        No         15,100,000.00   Yes (R17)    25,100,000.00            Fee Simple               29,000,000
  72     12,838,446.00        No         15,045,488.65       No       15,045,488.65            Fee Simple               21,900,000
  73     13,984,595.86        No         15,000,000.00    Yes (R9)    53,450,000.00            Fee Simple               22,130,000
  74     13,436,544.76        No         14,420,000.00       No       14,420,000.00            Fee Simple               19,300,000
  75     13,291,187.82        No         14,300,000.00       No       14,300,000.00            Fee Simple               22,100,000
  76     14,200,000.00        No         14,200,000.00   Yes (R13)    34,400,000.00            Fee Simple               17,800,000
  77     14,120,000.00        No         14,120,000.00    Yes (R6)    83,420,000.00            Fee Simple               17,750,000
  78     13,191,912.08        No         14,100,000.00       No       14,100,000.00            Fee Simple               18,900,000
  79     14,000,000.00        No         14,000,000.00   Yes (R20)    19,000,000.00            Fee Simple               39,800,000
  80     13,650,000.00        No         13,650,000.00       No       13,650,000.00            Fee Simple               21,000,000
  81     13,500,000.00        No         13,500,000.00       No       13,500,000.00            Fee Simple               16,900,000
  82     12,589,714.41        No         13,500,000.00       No       13,500,000.00            Fee Simple               17,300,000
  83     12,498,286.16        No         13,400,000.00       No       13,400,000.00            Fee Simple               17,270,000
  84     13,300,000.00        No         13,300,000.00       No       13,300,000.00            Fee Simple               18,250,000
  85     11,169,467.77        No         13,210,752.55       No       13,210,752.55            Fee Simple               16,700,000
  86     12,306,020.65        No         13,176,000.00       No       13,176,000.00            Fee Simple               17,000,000
  87     12,700,000.00        No         12,700,000.00   Yes (R18)    24,900,000.00            Fee Simple               18,200,000
----------------------------------------------------------------------------------------------------------------------------------
  88     12,700,000.00        No         12,700,000.00       No       12,700,000.00            Fee Simple               16,070,200
 88.1                                                                                          Fee Simple                3,400,000
 88.2                                                                                          Fee Simple                3,400,000
 88.3                                                                                          Fee Simple                2,260,000
 88.4                                                                                          Fee Simple                2,080,200
 88.5                                                                                          Fee Simple                1,860,000
 88.6                                                                                          Fee Simple                1,770,000
 88.7                                                                                          Fee Simple                1,300,000
----------------------------------------------------------------------------------------------------------------------------------
  89     11,903,665.01        No         12,700,000.00       No       12,700,000.00            Fee Simple               17,300,000
  90     12,700,000.00        No         12,700,000.00   Yes (R11)    39,700,000.00            Fee Simple               16,100,000
  91     10,547,405.26        No         12,500,000.00       No       12,500,000.00            Fee Simple               17,040,000
  92     11,747,862.41        No         12,200,000.00   Yes (R18)    24,900,000.00            Fee Simple               18,200,000
  93     12,080,000.00        No         12,080,000.00       No       12,080,000.00            Fee Simple               15,100,000
----------------------------------------------------------------------------------------------------------------------------------
  94     10,763,332.72        No         12,000,000.00       No       12,000,000.00            Fee Simple               21,700,000
 94.1                                                                                          Fee Simple               13,800,000
 94.2                                                                                          Fee Simple                7,900,000
----------------------------------------------------------------------------------------------------------------------------------
  95     11,019,083.39        No         12,000,000.00    Yes (R6)    83,420,000.00            Fee Simple               18,500,000
  96     10,136,841.50        No         11,987,730.47       No       11,987,730.47            Fee Simple               15,600,000
  97     10,808,460.08        No         11,600,000.00       No       11,600,000.00            Fee Simple               16,400,000
  98      8,279,691.75        No         11,268,496.32       No       11,268,496.32            Fee Simple               14,200,000
  99      9,927,272.21        No         11,250,000.00   Yes (R21)    17,945,000.00            Fee Simple               15,400,000
 100      9,882,370.25        No         11,000,000.00       No       11,000,000.00            Fee Simple               14,400,000
 101     10,256,875.26        No         11,000,000.00       No       11,000,000.00            Fee Simple               13,800,000
 102      9,230,402.74        No         10,988,273.58       No       10,988,273.58            Fee Simple               14,750,000
 103      9,301,406.06        No         10,979,387.70   Yes (R22)    17,829,387.70            Fee Simple               15,000,000
 104     10,800,000.00        No         10,800,000.00       No       10,800,000.00            Fee Simple               13,600,000
 105     10,030,970.23        No         10,800,000.00       No       10,800,000.00            Fee Simple               13,680,000
 106      9,062,753.62        No         10,729,406.04       No       10,729,406.04            Fee Simple               14,750,000
 107      9,581,637.05        No         10,700,000.00       No       10,700,000.00            Fee Simple               15,100,000
 108      9,959,845.58        No         10,700,000.00       No       10,700,000.00            Fee Simple               14,000,000
 109     10,540,000.00        No         10,540,000.00       No       10,540,000.00            Fee Simple               13,200,000
 110      8,859,820.93        No         10,500,000.00       No       10,500,000.00            Fee Simple               13,300,000
 111      9,437,688.25        No         10,150,000.00   Yes (R12)    36,275,000.00            Fee Simple               12,700,000
 112      9,033,515.60        No         10,000,000.00   Yes (R25)    15,000,000.00            Fee Simple               13,300,000
 113     10,000,000.00        No         10,000,000.00       No       10,000,000.00            Fee Simple               23,000,000
 114     10,000,000.00        No         10,000,000.00       No       10,000,000.00            Fee Simple               31,350,000
 115      9,306,326.65        No         10,000,000.00   Yes (R17)    25,100,000.00            Fee Simple               16,000,000
 116     10,000,000.00        No         10,000,000.00       No       10,000,000.00            Fee Simple               16,500,000
 117      8,391,435.54        No          9,969,440.67       No        9,969,440.67            Fee Simple               18,400,000
 118      8,894,415.91        No          9,836,000.00       No        9,836,000.00            Fee Simple               13,300,000
 119      8,611,584.68        No          9,800,000.00       No        9,800,000.00            Fee Simple               12,300,000
----------------------------------------------------------------------------------------------------------------------------------
 120      9,750,000.00        No          9,750,000.00       No        9,750,000.00            Fee Simple               12,400,000
120.1                                                                                          Fee Simple                6,700,000
120.2                                                                                          Fee Simple                5,700,000
----------------------------------------------------------------------------------------------------------------------------------
 121      8,949,532.25        No          9,625,000.00   Yes (R12)    36,275,000.00            Fee Simple               12,400,000
 122      8,459,615.31        No          9,600,000.00   Yes (R24)    15,600,000.00            Fee Simple               13,400,000
 123      8,871,617.58        No          9,500,000.00   Yes (R14)    32,550,000.00            Fee Simple               13,200,000
 124      8,885,117.95        No          9,500,000.00       No        9,500,000.00            Fee Simple               12,200,000
 125      8,756,140.18        No          9,390,000.00       No        9,390,000.00            Fee Simple               12,000,000
 126      7,935,863.77        No          9,382,177.96       No        9,382,177.96            Fee Simple               12,000,000
 127      8,435,367.74        No          9,200,000.00       No        9,200,000.00            Fee Simple               13,070,000
 128      9,200,000.00        No          9,200,000.00   Yes (R29)    10,720,000.00            Fee Simple               11,600,000
 129      8,046,479.36        No          9,000,000.00       No        9,000,000.00            Fee Simple               15,100,000
 130      8,050,734.51        No          9,000,000.00       No        9,000,000.00            Fee Simple               12,300,000
 131      8,397,172.22        No          9,000,000.00       No        9,000,000.00            Leasehold                11,290,000
 132      8,360,029.74        No          9,000,000.00       No        9,000,000.00            Fee Simple               11,300,000
 133      8,076,243.78        No          9,000,000.00       No        9,000,000.00            Fee Simple               11,350,000
 134      8,750,000.00        No          8,750,000.00       No        8,750,000.00            Fee Simple               12,500,000
 135      8,700,000.00        No          8,700,000.00    Yes (R8)    68,300,000.00            Fee Simple               11,100,000
 136      8,023,169.85        No          8,600,000.00       No        8,600,000.00            Fee Simple               10,830,000
 137      7,204,565.70        No          8,553,313.08       No        8,553,313.08            Fee Simple               18,300,000
 138      7,465,700.51        No          8,500,000.00       No        8,500,000.00            Fee Simple               11,300,000
 139      7,923,583.50        No          8,500,000.00       No        8,500,000.00            Fee Simple               11,000,000
 140      7,916,699.31        No          8,500,000.00   Yes (R28)    13,000,000.00            Fee Simple               12,300,000
 141      8,389,593.00        No          8,389,593.00       No        8,389,593.00            Fee Simple               14,500,000
 142      7,780,958.54        No          8,370,000.00       No        8,370,000.00            Fee Simple               12,900,000
 143      6,992,360.91        No          8,291,367.12       No        8,291,367.12            Fee Simple               11,900,000
----------------------------------------------------------------------------------------------------------------------------------
 144      8,250,000.00        No          8,250,000.00    Yes (R7)    78,250,000.00            Fee Simple               11,050,000
144.1                                                                                          Fee Simple                5,950,000
144.2                                                                                          Fee Simple                5,100,000
----------------------------------------------------------------------------------------------------------------------------------
 145      7,632,896.60        No          8,200,000.00       No        8,200,000.00            Fee Simple               12,700,000
 146      7,616,427.33        No          8,153,000.00   Yes (R26)    14,350,000.00            Fee Simple               10,700,000
----------------------------------------------------------------------------------------------------------------------------------
 147      7,540,013.79        No          8,100,000.00    Yes (R9)    53,450,000.00            Fee Simple               13,526,000
147.1                                                                                          Fee Simple                4,450,000
147.2                                                                                          Fee Simple                3,700,000
147.3                                                                                          Fee Simple                2,770,000
147.4                                                                                          Fee Simple                1,450,000
147.5                                                                                          Fee Simple                1,156,000
----------------------------------------------------------------------------------------------------------------------------------
 148      7,678,692.65        No          8,100,000.00       No        8,100,000.00            Fee Simple               12,000,000
 149      8,091,000.00        No          8,091,000.00       No        8,091,000.00            Fee Simple               11,300,000
 150      7,467,788.52        No          8,070,000.00   Yes (R19)    24,070,000.00            Fee Simple               11,650,000
 151      6,256,245.60        No          8,061,735.76       No        8,061,735.76            Fee Simple               10,150,000
 152      7,328,984.62        No          8,000,000.00       No        8,000,000.00            Fee Simple               10,025,000
 153      7,045,624.36        No          8,000,000.00       No        8,000,000.00            Fee Simple               11,726,000
 154      6,171,396.59        No          7,988,241.12   Yes (R27)    13,979,408.43            Fee Simple               10,675,000
 155      6,088,599.04        No          7,987,520.76       No        7,987,520.76            Fee Simple               15,720,000
 156      7,122,453.45        No          7,920,000.00       No        7,920,000.00            Fee Simple               10,000,000
 157      7,355,827.37        No          7,900,000.00       No        7,900,000.00            Fee Simple               10,610,000
 158      6,965,165.48        No          7,835,000.00   Yes (R16)    25,470,000.00            Fee Simple               10,600,000
 159      6,612,803.64        No          7,831,907.29       No        7,831,907.29            Fee Simple               10,000,000
 160      6,871,106.79        No          7,825,000.00       No        7,825,000.00            Fee Simple                9,800,000
 161      6,548,632.59        No          7,784,605.49       No        7,784,605.49            Fee Simple               11,500,000
 162      7,663,000.00        No          7,663,000.00       No        7,663,000.00            Fee Simple               10,000,000
 163      6,815,470.44        No          7,600,000.00       No        7,600,000.00            Fee Simple                9,900,000
 164      7,038,266.51        No          7,560,000.00       No        7,560,000.00            Leasehold                 9,450,000
 165      6,977,096.94        No          7,500,000.00       No        7,500,000.00            Fee Simple               10,900,000
 166      6,686,611.35        No          7,450,000.00   Yes (R23)    17,470,000.00            Fee Simple               10,100,000
 167      7,400,000.00        No          7,400,000.00       No        7,400,000.00            Fee Simple               10,900,000
 168      7,400,000.00        No          7,400,000.00       No        7,400,000.00            Fee Simple                9,300,000
 169      7,350,000.00        No          7,350,000.00       No        7,350,000.00            Fee Simple               10,250,000
 170      6,748,718.82        No          7,250,000.00       No        7,250,000.00            Fee Simple               10,660,000
 171      7,200,000.00        No          7,200,000.00       No        7,200,000.00            Fee Simple               11,600,000
 172      6,686,414.85        No          7,200,000.00       No        7,200,000.00            Fee Simple               10,490,000
 173      6,233,094.32        No          7,000,000.00       No        7,000,000.00            Fee Simple                9,000,000
 174      4,027,744.54        No          6,984,285.29   Yes (R31)     9,105,214.40            Fee Simple               11,000,000
 175      5,879,523.85        No          6,850,000.00   Yes (R22)    17,829,387.70            Fee Simple                9,500,000
 176      5,171,436.65        No          6,739,770.38       No        6,739,770.38            Fee Simple               10,500,000
 177      5,925,761.81        No          6,695,000.00   Yes (R21)    17,945,000.00            Fee Simple                9,050,000
 178      5,784,155.01        No          6,680,000.00       No        6,680,000.00            Fee Simple                8,175,000
 179      6,205,001.06        No          6,650,000.00   Yes (R30)     9,125,000.00            Fee Simple                9,300,000
 180      6,483,636.45        No          6,640,000.00       No        6,640,000.00            Fee Simple                8,500,000
 181      6,193,540.12        No          6,635,000.00       No        6,635,000.00            Fee Simple                8,300,000
 182      5,465,100.69        No          6,465,490.39       No        6,465,490.39            Fee Simple                8,500,000
 183      5,628,697.10        No          6,351,000.00       No        6,351,000.00            Fee Simple                9,200,000
 184      5,441,058.99        No          6,345,688.95       No        6,345,688.95            Fee Simple                8,100,000
 185      5,433,274.12        No          6,200,000.00       No        6,200,000.00            Fee Simple                7,800,000
 186      5,463,415.81        No          6,200,000.00   Yes (R34)     8,500,000.00            Fee Simple                8,100,000
 187      5,241,530.69        No          6,197,000.00   Yes (R26)    14,350,000.00            Fee Simple                8,200,000
 188      6,150,000.00        No          6,150,000.00       No        6,150,000.00            Fee Simple                8,970,000
 189      5,183,447.39        No          6,088,972.34       No        6,088,972.34            Fee Simple                8,500,000
 190      5,293,404.10        No          6,000,000.00       No        6,000,000.00            Fee Simple                8,600,000
 191      5,319,915.71        No          6,000,000.00       No        6,000,000.00            Fee Simple                7,600,000
 192      5,577,306.62        No          6,000,000.00       No        6,000,000.00            Fee Simple                9,600,000
 193      5,630,294.69        No          6,000,000.00   Yes (R24)    15,600,000.00            Fee Simple                8,300,000
 194      6,000,000.00        No          6,000,000.00   Yes (R11)    39,700,000.00            Fee Simple                7,500,000
 195      4,626,968.56        No          5,991,167.31   Yes (R27)    13,979,408.43            Fee Simple                8,025,000
 196      5,079,548.77        No          5,988,856.40       No        5,988,856.40            Fee Simple               12,300,000
 197      5,075,009.84        No          5,988,781.85   Yes (R32)     9,067,256.23            Fee Simple                8,500,000
 198      5,039,876.71        No          5,988,199.33       No        5,988,199.33            Fee Simple               11,120,000
 199      5,056,213.64        No          5,900,000.00       No        5,900,000.00            Fee Simple                7,500,000
 200      5,054,714.87        No          5,800,000.00       No        5,800,000.00            Fee Simple                7,750,000
 201      5,760,000.00        No          5,760,000.00       No        5,760,000.00            Fee Simple                7,200,000
 202      5,750,000.00        No          5,750,000.00    Yes (R5)    89,750,000.00            Fee Simple                7,360,000
 203      5,650,000.00        No          5,650,000.00       No        5,650,000.00            Fee Simple                6,950,000
 204      4,712,398.88        No          5,600,000.00       No        5,600,000.00            Fee Simple                8,200,000
 205      4,851,440.30        No          5,500,000.00       No        5,500,000.00            Fee Simple                7,500,000
 206      4,727,503.95        No          5,350,000.00       No        5,350,000.00            Fee Simple                6,700,000
 207      5,350,000.00        No          5,350,000.00   Yes (R11)    39,700,000.00            Fee Simple                6,750,000
 208      4,896,179.93        No          5,350,000.00       No        5,350,000.00            Fee Simple                7,550,000
 209      4,775,783.24        No          5,300,000.00       No        5,300,000.00            Fee Simple                6,900,000
 210      3,445,681.45        No          5,293,914.87   Yes (R33)     8,957,937.21            Fee Simple                7,100,000
 211      4,460,036.77        No          5,289,711.97       No        5,289,711.97            Fee Simple                6,625,000
 212      4,725,816.91        No          5,260,000.00       No        5,260,000.00            Fee Simple                7,100,000
 213      4,437,981.21        No          5,240,140.48       No        5,240,140.48            Fee Simple                8,970,000
 214      4,793,841.59        No          5,144,000.00       No        5,144,000.00            Fee Simple                6,430,000
 215      3,970,293.89        No          5,121,080.56       No        5,121,080.56            Leasehold                 7,000,000
 216      4,323,565.76        No          5,094,903.47       No        5,094,903.47            Fee Simple                6,800,000
 217      4,501,883.42        No          5,000,000.00   Yes (R25)    15,000,000.00            Fee Simple                6,600,000
 218      5,000,000.00        No          5,000,000.00   Yes (R20)    19,000,000.00            Fee Simple               10,600,000
 219      3,872,048.36        No          4,986,347.67       No        4,986,347.67            Fee Simple                8,600,000
 220      4,433,933.80        No          4,900,000.00   Yes (R15)    28,800,000.00            Fee Simple                6,200,000
 221      4,467,111.60        No          4,900,000.00       No        4,900,000.00            Fee Simple                6,420,000
 222      4,516,587.81        No          4,850,000.00       No        4,850,000.00            Fee Simple                8,000,000
 223      4,323,788.62        No          4,800,000.00       No        4,800,000.00            Fee Simple                6,000,000
 224      4,252,956.74        No          4,700,000.00   Yes (R15)    28,800,000.00            Fee Simple                5,870,000
 225      3,847,215.47        No          4,600,000.00       No        4,600,000.00            Leasehold                 6,250,000
 226      3,879,185.63        No          4,591,207.09       No        4,591,207.09            Fee Simple                9,100,000
 227      3,998,454.12        No          4,550,000.00       No        4,550,000.00            Fee Simple                6,100,000
 228      4,050,939.01        No          4,500,000.00       No        4,500,000.00            Fee Simple                6,200,000
 229      3,800,489.78        No          4,500,000.00   Yes (R28)    13,000,000.00            Fee Simple                6,000,000
 230      3,688,478.97        No          4,400,000.00       No        4,400,000.00            Fee Simple                6,020,000
 231      3,770,307.17        No          4,400,000.00       No        4,400,000.00            Fee Simple                5,500,000
 232      3,952,383.34        No          4,400,000.00       No        4,400,000.00            Fee Simple                5,800,000
 233      3,731,237.85        No          4,395,611.39       No        4,395,611.39            Fee Simple                5,500,000
----------------------------------------------------------------------------------------------------------------------------------
 234      3,652,208.02        No          4,292,207.64       No        4,292,207.64            Fee Simple                5,425,000
234.1                                                                                          Fee Simple                2,275,000
234.2                                                                                          Fee Simple                1,700,000
234.3                                                                                          Fee Simple                1,450,000
----------------------------------------------------------------------------------------------------------------------------------
 235      3,624,554.33        No          4,291,753.34       No        4,291,753.34            Fee Simple                6,200,000
 236      4,200,000.00        No          4,200,000.00       No        4,200,000.00            Fee Simple               11,950,000
 237      3,684,169.98        No          4,100,000.00       No        4,100,000.00            Fee Simple                7,000,000
 238      3,405,144.85        No          4,020,923.62   Yes (R36)     6,318,594.26            Fee Simple                5,650,000
 239      4,000,000.00        No          4,000,000.00       No        4,000,000.00            Fee Simple                5,350,000
 240      3,106,012.16        No          3,989,228.66       No        3,989,228.66            Fee Simple                6,100,000
 241      3,500,373.50        No          3,900,000.00   Yes (R23)    17,470,000.00            Fee Simple                5,400,000
 242      3,278,484.17        No          3,896,000.00       No        3,896,000.00            Fee Simple                4,800,000
 243      3,292,835.67        No          3,892,610.65       No        3,892,610.65            Leasehold                 5,000,000
 244      3,324,312.42        No          3,865,713.67       No        3,865,713.67            Fee Simple                5,700,000
----------------------------------------------------------------------------------------------------------------------------------
 245      1,958,067.41        Yes         3,709,072.90   Yes (R42)     3,709,072.90            Fee Simple                2,900,000
 246      1,181,591.62        Yes         3,709,072.90   Yes (R42)     3,709,072.90            Fee Simple                1,830,000
----------------------------------------------------------------------------------------------------------------------------------
 247      3,258,377.89        No          3,700,000.00       No        3,700,000.00            Fee Simple                4,600,000
 248      3,261,942.96        No          3,700,000.00       No        3,700,000.00            Fee Simple                4,950,000
 249      3,276,221.59        No          3,700,000.00       No        3,700,000.00            Fee Simple                5,040,000
 250      2,384,824.27        No          3,664,022.34   Yes (R33)     8,957,937.21            Leasehold                 5,200,000
 251      3,077,181.65        No          3,635,946.48       No        3,635,946.48            Fee Simple                4,600,000
 252      3,237,632.38        No          3,600,000.00   Yes (R23)    17,470,000.00            Fee Simple                4,500,000
 253      3,025,476.90        No          3,596,198.39       No        3,596,198.39            Fee Simple                5,200,000
 254      3,277,989.67        No          3,520,000.00       No        3,520,000.00            Fee Simple                4,400,000
 255      2,991,472.78        No          3,513,649.73       No        3,513,649.73            Fee Simple                4,400,000
 256      2,952,444.08        No          3,493,324.47       No        3,493,324.47            Fee Simple                4,800,000
 257      2,928,190.82        No          3,492,919.13       No        3,492,919.13            Fee Simple                5,440,000
 258      3,173,769.31        No          3,400,000.00       No        3,400,000.00            Fee Simple                4,950,000
 259      2,949,686.61        No          3,400,000.00   Yes (R38)     4,482,008.73            Fee Simple                4,260,000
 260      2,873,823.44        No          3,396,536.85       No        3,396,536.85            Fee Simple                5,200,000
 261      2,590,531.16        No          3,350,617.61       No        3,350,617.61            Fee Simple                4,525,000
 262      3,074,422.46        No          3,300,000.00       No        3,300,000.00            Fee Simple                6,000,000
 263      3,144,027.57        No          3,300,000.00       No        3,300,000.00            Fee Simple                4,270,000
 264      2,751,132.81        No          3,246,721.05       No        3,246,721.05            Fee Simple                4,320,000
 265      2,707,833.75        No          3,184,193.18   Yes (R39)     4,282,208.71            Fee Simple                4,000,000
 266      2,945,504.43        No          3,160,000.00       No        3,160,000.00            Fee Simple                4,000,000
 267      2,741,231.94        No          3,100,000.00       No        3,100,000.00            Fee Simple                4,200,000
 268      2,385,252.76        No          3,078,474.38   Yes (R32)     9,067,256.23            Fee Simple                4,500,000
 269      2,797,329.49        No          3,000,000.00       No        3,000,000.00            Fee Simple                4,800,000
 270      2,611,200.16        No          2,800,000.00       No        2,800,000.00            Fee Simple                7,500,000
 271      2,391,377.73        No          2,795,139.20   Yes (R40)     4,217,687.88            Fee Simple                3,500,000
 272      2,343,380.58        No          2,697,702.53   Yes (R37)     4,566,079.85            Fee Simple                3,380,000
 273      2,262,074.15        No          2,597,826.40       No        2,597,826.40            Fee Simple                3,600,000
 274      2,257,596.25        No          2,550,000.00       No        2,550,000.00            Fee Simple                3,400,000
 275      2,266,342.05        No          2,520,000.00   Yes (R23)    17,470,000.00            Fee Simple                3,150,000
 276      2,500,000.00        No          2,500,000.00       No        2,500,000.00            Fee Simple                4,500,000
 277      2,260,678.82        No          2,500,000.00       No        2,500,000.00            Fee Simple                3,200,000
 278      2,129,599.43        No          2,495,570.47       No        2,495,570.47            Fee Simple                3,550,000
 279      2,317,163.24        No          2,475,000.00   Yes (R30)     9,125,000.00            Fee Simple                3,700,000
 280      2,096,373.80        No          2,450,000.00       No        2,450,000.00            Fee Simple                3,700,000
 281      2,435,000.00        No          2,435,000.00       No        2,435,000.00            Fee Simple                3,390,000
 282      2,242,281.86        No          2,400,000.00       No        2,400,000.00            Fee Simple                3,050,000
 283      2,068,075.33        No          2,344,000.00   Yes (R35)     6,534,000.00            Fee Simple                2,930,000
 284      2,057,318.46        No          2,340,000.00   Yes (R35)     6,534,000.00            Fee Simple                2,925,000
 285      1,702,121.34        No          2,300,000.00       No        2,300,000.00            Fee Simple                3,700,000
 286      2,033,783.96        No          2,300,000.00   Yes (R34)     8,500,000.00            Fee Simple                3,200,000
 287      1,945,797.53        No          2,297,670.64   Yes (R36)     6,318,594.26            Fee Simple                3,560,000
 288      2,157,200.14        No          2,295,961.58       No        2,295,961.58            Fee Simple                5,000,000
 289      1,766,593.69        No          2,293,455.36       No        2,293,455.36            Fee Simple                3,520,000
 290      1,891,944.74        No          2,255,447.52       No        2,255,447.52            Fee Simple                3,450,000
 291      2,098,504.55        No          2,250,000.00       No        2,250,000.00  Fee in Part, Leasehold in Part      3,215,000
 292      1,817,813.53        No          2,147,814.24   Yes (R41)     3,866,065.63            Fee Simple                2,700,000
 293      1,791,475.04        No          2,120,929.11   Yes (R31)     9,105,214.40            Fee Simple                2,770,000
 294      1,792,262.83        No          2,113,873.28       No        2,113,873.28            Fee Simple                3,500,000
 295         35,058.10        No          1,980,939.53       No        1,980,939.53            Fee Simple                5,800,000
 296      1,674,352.47        No          1,961,526.26       No        1,961,526.26            Fee Simple                3,650,000
 297      1,609,310.61        No          1,898,090.38       No        1,898,090.38            Fee Simple                2,600,000
 298      1,618,593.35        No          1,868,377.32   Yes (R37)     4,566,079.85            Fee Simple                2,338,000
 299      1,626,399.19        No          1,850,000.00   Yes (R35)     6,534,000.00            Fee Simple                2,900,000
 300      1,697,213.28        No          1,820,000.00       No        1,820,000.00            Fee Simple                2,470,000
 301      1,532,418.07        No          1,796,796.29       No        1,796,796.29            Fee Simple                2,600,000
 302      1,392,381.49        No          1,792,419.69       No        1,792,419.69            Fee Simple                2,800,000
 303      1,469,665.55        No          1,718,367.99       No        1,718,367.99            Fee Simple                2,150,000
 304      1,454,251.48        No          1,718,251.39   Yes (R41)     3,866,065.63            Fee Simple                2,150,000
 305      1,395,482.68        No          1,648,325.75       No        1,648,325.75            Fee Simple                3,000,000
 306      1,417,659.91        No          1,520,000.00   Yes (R29)    10,720,000.00            Fee Simple                2,270,000
 307      1,273,887.62        No          1,498,518.13       No        1,498,518.13            Fee Simple                3,100,000
 308      1,264,951.13        No          1,497,132.74       No        1,497,132.74            Fee Simple                2,330,000
 309      1,279,312.60        No          1,450,000.00       No        1,450,000.00            Fee Simple                1,820,000
 310      1,226,460.59        No          1,447,288.95       No        1,447,288.95            Fee Simple                1,950,000
 311      1,224,994.69        No          1,447,264.81       No        1,447,264.81            Fee Simple                1,900,000
 312      1,198,677.65        No          1,423,503.72       No        1,423,503.72            Fee Simple                4,420,000
 313      1,218,443.13        No          1,422,548.68   Yes (R40)     4,217,687.88            Fee Simple                2,200,000
 314      1,321,391.68        No          1,415,000.00       No        1,415,000.00            Fee Simple                2,800,000
 315      1,263,843.41        No          1,400,000.00       No        1,400,000.00            Fee Simple                2,690,000
 316      1,064,948.82        No          1,245,818.65       No        1,245,818.65            Fee Simple                1,600,000
 317      1,013,464.01        No          1,200,000.00       No        1,200,000.00            Fee Simple                2,300,000
 318        934,834.73        No          1,098,015.53   Yes (R39)     4,282,208.71            Fee Simple                2,300,000
 319        923,894.61        No          1,082,008.73   Yes (R38)     4,482,008.73            Fee Simple                1,680,000

                                            MATURITY DATE /                                                ADMIN-       NET
 LOAN   APPRAISAL  CUT-OFF DATE LTV RATIO    ARD LTV RATIO           ORIGINAL              MORTGAGE       ISTRATIVE  MORTGAGE   RATE
NUMBER     DATE       (NOTE 2) (NOTE 4)    (NOTE 2) (NOTE 4)          BALANCE                RATE         FEE RATE     RATE     TYPE
------------------------------------------------------------------------------------------------------------------------------------

  1      Various           63.39%               63.39%                 442,500,000.00       5.60000%       0.02048%  5.57952%  Fixed
 1.1     03/11/07
 1.2     06/01/07
 1.3     06/01/07
 1.4     03/27/07
 1.5     06/01/07
 1.6     06/01/07
 1.7     06/01/07
 1.8     06/01/07
 1.9     06/01/07
 1.10    06/01/07
 1.11    06/01/07
 1.12    06/01/07
 1.13    06/01/07
 1.14    06/01/07
 1.15    06/01/07
 1.16    06/01/07
 1.17    06/01/07
 1.18    06/01/07
 1.19    06/01/07
 1.20    06/01/07
 1.21    06/01/07
 1.22    06/01/07
 1.23    06/01/07
 1.24    06/01/07
 1.25    06/01/07
 1.26    06/01/07
 1.27    03/28/07
 1.28    06/01/07
 1.29    06/01/07
 1.30    03/27/07
 1.31    06/01/07
 1.32    04/05/07
 1.33    06/01/07
 1.34    03/27/07
 1.35    06/01/07
 1.36    06/01/07
 1.37    06/01/07
 1.38    06/01/07
 1.39    06/01/07
 1.40    04/01/07
 1.41    06/01/07
 1.42    03/19/07
 1.43    04/05/07
 1.44    03/19/07
 1.45    06/01/07
 1.46    06/01/07
 1.47    06/01/07
 1.48    06/01/07
 1.49    06/01/07
 1.50    06/01/07
 1.51    03/26/07
 1.52    04/05/07
------------------------------------------------------------------------------------------------------------------------------------
  2      Various           77.92%               77.92%                 145,000,000.00       5.46400%       0.02048%  5.44352%  Fixed
 2.1     10/18/06
 2.2     10/01/06
 2.3     10/01/06
 2.4     10/16/06
 2.5     10/18/06
 2.6     10/01/06
 2.7     10/19/06
 2.8     10/18/06
 2.9     05/01/06
 2.10    05/01/06
 2.11    10/16/06
 2.12    05/01/06
 2.13    10/01/06
 2.14    10/20/06
 2.15    10/18/06
------------------------------------------------------------------------------------------------------------------------------------
  3      04/17/07          67.71%               63.34%                 130,000,000.00       6.00000%       0.02048%  5.97952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  4      09/01/10          78.43%               78.43%                 123,150,000.00       5.91000%       0.02048%  5.88952%  Fixed
 4.1     09/01/10
 4.2     09/01/10
 4.3     09/01/10
 4.4     09/01/10
 4.5     09/01/10
 4.6     09/01/10
 4.7     09/01/10
 4.8     09/01/10
 4.9     09/01/10
 4.10    09/01/10
 4.11    09/01/10
 4.12    09/01/10
 4.13    09/01/10
 4.14    09/01/10
 4.15    09/01/10
 4.16    09/01/10
 4.17    09/01/10
 4.18    09/01/10
 4.19    09/01/10
 4.20    09/01/10
 4.21    09/01/10
 4.22    09/01/10
 4.23    09/01/10
 4.24    09/01/10
 4.25    09/01/10
 4.26    09/01/10
 4.27    09/01/10
 4.28    09/01/10
 4.29    09/01/10
 4.30    09/01/10
 4.31    09/01/10
 4.32    09/01/10
 4.33    09/01/10
 4.34    09/01/10
 4.35    09/01/10
 4.36    09/01/10
 4.37    09/01/10
 4.38    09/01/10
 4.39    09/01/10
 4.40    09/01/10
 4.41    09/01/10
 4.42    09/01/10
 4.43    09/01/10
------------------------------------------------------------------------------------------------------------------------------------
  5      12/15/06          77.61%               77.61%                 120,300,000.00       5.57000%       0.04048%  5.52952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  6      08/01/06          51.51%               51.51%                 100,000,000.00       5.60275%       0.02048%  5.58227%  Fixed
 6.1     08/01/06
 6.2     08/01/06
 6.3     08/01/06
 6.4     08/01/06
------------------------------------------------------------------------------------------------------------------------------------
  7      08/04/06          74.58%               69.72%                  88,000,000.00       5.95700%       0.02048%  5.93652%  Fixed
  8      03/27/07          73.91%               70.91%                  85,000,000.00       5.43500%       0.02048%  5.41452%  Fixed
  9      12/27/06          80.04%               74.26%                  75,000,000.00       5.40000%       0.02048%  5.37952%  Fixed
  10     09/13/06          76.34%               76.34%                  71,000,000.00       5.60000%       0.05048%  5.54952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  11     03/06/07          69.90%               69.90%                  70,000,000.00       5.52800%       0.02048%  5.50752%  Fixed
 11.1    03/06/07
 11.2    03/06/07
 11.3    03/06/07
 11.4    03/06/07
 11.5    03/06/07
 11.6    03/06/07
 11.7    03/06/07
 11.8    03/06/07
 11.9    03/06/07
11.10    03/06/07
11.11    03/06/07
11.12    03/06/07
11.13    03/06/07
11.14    03/06/07
11.15    03/06/07
11.16    03/06/07
11.17    03/06/07
11.18    03/06/07
11.19    03/06/07
11.20    03/06/07
------------------------------------------------------------------------------------------------------------------------------------
  12     03/28/07          79.66%               79.66%                  66,250,000.00       5.68000%       0.03048%  5.64952%  Fixed
  13     12/20/06          80.00%               80.00%                  64,000,000.00       5.58000%       0.02048%  5.55952%  Fixed
  14     01/18/07          79.75%               79.75%                  63,000,000.00       5.43000%       0.02048%  5.40952%  Fixed
  15     03/28/07          80.00%               80.00%                  59,600,000.00       5.90000%       0.02048%  5.87952%  Fixed
  16     05/04/07          75.00%               75.00%                  57,750,000.00       6.15000%       0.02048%  6.12952%  Fixed
  17     04/19/07          80.58%               80.58%                  56,000,000.00       5.76000%       0.05048%  5.70952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  18     Various           41.92%               41.92%                  49,000,000.00       5.72000%       0.02048%  5.69952%  Fixed
 18.1    05/09/07
 18.2    05/04/07
 18.3    05/09/07
 18.4    05/09/07
------------------------------------------------------------------------------------------------------------------------------------
  19     04/18/07          80.51%               80.51%                  47,500,000.00       5.76000%       0.05048%  5.70952%  Fixed
  20     03/01/07          78.10%               78.10%                  46,000,000.00       5.58500%       0.02048%  5.56452%  Fixed
  21     11/16/06          67.40%               57.64%                  44,000,000.00       6.18000%       0.02048%  6.15952%  Fixed
  22     01/27/07          80.00%               75.03%                  40,000,000.00       6.20000%       0.04048%  6.15952%  Fixed
  23     02/16/07          80.00%               80.00%                  37,600,000.00       5.57000%       0.04048%  5.52952%  Fixed
  24     04/09/07          79.91%               79.91%                  37,400,000.00       5.82000%       0.02048%  5.79952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  25     12/04/06          79.99%               74.23%                  37,220,000.00       5.42000%       0.02048%  5.39952%  Fixed
 25.1    12/04/06
 25.2    12/04/06
 25.3    12/04/06
------------------------------------------------------------------------------------------------------------------------------------
  26     Various           79.91%               74.62%                  37,000,000.00       5.87000%       0.02048%  5.84952%  Fixed
 26.1    03/14/07
 26.2    03/13/07
 26.3    03/22/07
 26.4    03/13/07
 26.5    03/14/07
 26.6    03/13/07
 26.7    03/15/07
------------------------------------------------------------------------------------------------------------------------------------
  27     02/07/07          77.21%               77.21%                  36,504,000.00       6.15400%       0.02048%  6.13352%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  28     Various           44.03%               44.03%                  35,000,000.00       5.72000%       0.02048%  5.69952%  Fixed
 28.1    05/15/07
 28.2    05/15/07
 28.3    05/15/07
 28.4    05/12/07
------------------------------------------------------------------------------------------------------------------------------------
  29     03/01/07          61.71%               61.71%                  34,000,000.00       5.60500%       0.02048%  5.58452%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  30     Various           55.95%               55.95%                  32,450,000.00       5.52000%       0.02048%  5.49952%  Fixed
 30.1    02/20/07
 30.2    02/14/07
 30.3    02/14/07
 30.4    02/14/07
 30.5    02/19/07
 30.6    02/14/07
 30.7    02/19/07
 30.8    02/19/07
 30.9    02/14/07
30.10    02/19/07
30.11    02/20/07
30.12    02/14/07
30.13    02/14/07
30.14    02/14/07
30.15    02/19/07
30.16    02/14/07
30.17    02/14/07
30.18    02/14/07
30.19    02/19/07
30.20    02/19/07
------------------------------------------------------------------------------------------------------------------------------------
  31     03/07/07          80.00%               80.00%                  31,600,000.00       5.56000%       0.02048%  5.53952%  Fixed
  32     02/05/07          76.84%               71.40%                  30,350,000.00       5.52000%       0.04048%  5.47952%  Fixed
  33     03/05/07          77.09%               71.62%                  29,000,000.00       5.50000%       0.02048%  5.47952%  Fixed
  34     04/01/07          80.00%               74.76%                  28,560,000.00       5.92000%       0.02048%  5.89952%  Fixed
  35     12/01/06          74.45%               69.49%                  28,500,000.00       5.81500%       0.02048%  5.79452%  Fixed
  36     04/18/07          67.30%               56.87%                  27,250,000.00       5.84000%       0.04048%  5.79952%  Fixed
  37     09/15/06          67.45%               63.11%                  26,945,000.00       6.01500%       0.02048%  5.99452%  Fixed
  38     01/23/07          79.93%               79.93%                  26,775,000.00       5.80000%       0.05048%  5.74952%  Fixed
  39     03/20/07          79.87%               74.96%                  24,700,000.00       5.65000%       0.03048%  5.61952%  Fixed
  40     03/20/07          78.83%               66.41%                  23,380,000.00       5.70000%       0.02048%  5.67952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  41     Various           72.48%               68.65%                  23,050,000.00       5.71786%       0.02048%  5.69738%  Fixed
 41.1    11/16/06
 41.2    08/30/06
 41.3    08/30/06
------------------------------------------------------------------------------------------------------------------------------------
  42     10/01/09          74.43%               74.43%                  22,700,000.00       5.62000%       0.04048%  5.57952%  Fixed
  43     07/12/06          60.22%               53.89%                  22,400,000.00       5.52000%       0.02048%  5.49952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  44     Various           80.15%               74.58%                  21,000,000.00       5.61000%       0.02048%  5.58952%  Fixed
 44.1    03/05/07
 44.2    03/18/07
 44.3    03/18/07
------------------------------------------------------------------------------------------------------------------------------------
  45     03/20/07          75.61%               70.81%                  20,794,000.00       6.08200%       0.02048%  6.06152%  Fixed
  46     01/26/07          78.19%               78.19%                  20,720,000.00       5.88000%       0.02048%  5.85952%  Fixed
  47     03/20/07          74.47%               69.74%                  20,331,000.00       6.08200%       0.02048%  6.06152%  Fixed
  48     02/24/07          79.68%               79.68%                  20,200,000.00       5.70000%       0.02048%  5.67952%  Fixed
  49     10/12/06          50.38%               50.38%                  20,000,000.00       5.68000%       0.02048%  5.65952%  Fixed
  50     03/12/07          76.34%               69.60%                  20,000,000.00       6.46000%       0.02048%  6.43952%  Fixed
  51     01/25/07          76.92%               69.18%                  20,000,000.00       5.75000%       0.02048%  5.72952%  Fixed
  52     01/01/07          55.95%               48.74%                  19,750,000.00       5.73000%       0.04048%  5.68952%  Fixed
  53     12/19/06          80.00%               72.31%                  19,200,000.00       5.98000%       0.02048%  5.95952%  Fixed
  54     03/07/07          78.15%               78.15%                  18,600,000.00       5.46000%       0.02048%  5.43952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  55     Various           76.01%               67.57%                  17,635,000.00       6.13600%       0.02048%  6.11552%  Fixed
 55.1    01/23/07
 55.2    01/24/07
------------------------------------------------------------------------------------------------------------------------------------
  56     03/01/07          58.98%               55.03%                  17,400,000.00       5.81000%       0.02048%  5.78952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  57     12/14/06          72.16%               67.60%                  17,300,000.00       6.10000%       0.04048%  6.05952%  Fixed
 57.1    12/14/06
 57.2    12/14/06
------------------------------------------------------------------------------------------------------------------------------------
  58     01/19/07          78.48%               73.06%                  17,265,000.00       5.64400%       0.02048%  5.62352%  Fixed
  59     01/14/07          70.12%               63.35%                  17,250,000.00       5.98000%       0.02048%  5.95952%  Fixed
  60     03/09/07          79.07%               79.07%                  17,000,000.00       5.77000%       0.06048%  5.70952%  Fixed
  61     02/14/07          79.44%               71.54%                  17,000,000.00       5.82000%       0.02048%  5.79952%  Fixed
  62     04/04/07          72.75%               72.75%                  16,950,000.00       5.40000%       0.02048%  5.37952%  Fixed
  63     02/24/07          77.51%               73.30%                  16,800,000.00       5.58000%       0.04048%  5.53952%  Fixed
  64     02/12/07          79.33%               73.76%                  16,500,000.00       5.56000%       0.05048%  5.50952%  Fixed
  65     12/22/06          74.77%               69.61%                  16,000,000.00       5.65250%       0.02048%  5.63202%  Fixed
  66     03/27/07          79.60%               71.30%                  16,000,000.00       5.55000%       0.05048%  5.49952%  Fixed
  67     01/04/07          71.77%               60.48%                  16,000,000.00       5.71000%       0.02048%  5.68952%  Fixed
  68     03/22/07          79.85%               79.85%                  15,650,000.00       5.61000%       0.06048%  5.54952%  Fixed
  69     12/28/06          80.00%               80.00%                  15,400,000.00       5.65400%       0.02048%  5.63352%  Fixed
  70     02/28/07          80.00%               80.00%                  15,200,000.00       5.68000%       0.07048%  5.60952%  Fixed
  71     03/23/07          52.07%               48.34%                  15,100,000.00       5.45000%       0.02048%  5.42952%  Fixed
  72     01/16/07          68.70%               58.62%                  15,060,000.00       6.17000%       0.02048%  6.14952%  Fixed
  73     04/10/07          67.78%               63.19%                  15,000,000.00       5.75000%       0.05048%  5.69952%  Fixed
  74     12/19/06          74.72%               69.62%                  14,420,000.00       5.70500%       0.02048%  5.68452%  Fixed
  75     03/12/07          64.71%               60.14%                  14,300,000.00       5.53000%       0.02048%  5.50952%  Fixed
  76     01/25/07          79.78%               79.78%                  14,200,000.00       5.94000%       0.02048%  5.91952%  Fixed
  77     03/27/07          79.55%               79.55%                  14,120,000.00       5.41000%       0.05048%  5.35952%  Fixed
  78     04/25/07          74.60%               69.80%                  14,100,000.00       6.01000%       0.10048%  5.90952%  Fixed
  79     01/01/07          35.18%               35.18%                  14,000,000.00       5.55000%       0.02048%  5.52952%  Fixed
  80     02/23/07          65.00%               65.00%                  13,650,000.00       5.80000%       0.02048%  5.77952%  Fixed
  81     04/04/07          79.88%               79.88%                  13,500,000.00       5.98000%       0.02048%  5.95952%  Fixed
  82     01/23/07          78.03%               72.77%                  13,500,000.00       5.77000%       0.10048%  5.66952%  Fixed
  83     01/09/07          77.59%               72.37%                  13,400,000.00       5.78000%       0.02048%  5.75952%  Fixed
  84     03/28/07          72.88%               72.88%                  13,300,000.00       5.53000%       0.02048%  5.50952%  Fixed
  85     02/15/07          79.11%               66.88%                  13,250,000.00       5.79000%       0.06048%  5.72952%  Fixed
  86     02/20/07          77.51%               72.39%                  13,176,000.00       5.88000%       0.07048%  5.80952%  Fixed
  87     06/15/07          69.78%               69.78%                  12,700,000.00       5.55500%       0.07048%  5.48452%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  88     03/20/07          79.03%               79.03%                  12,700,000.00       5.99000%       0.03048%  5.95952%  Fixed
 88.1    03/20/07
 88.2    03/20/07
 88.3    03/20/07
 88.4    03/20/07
 88.5    03/20/07
 88.6    03/20/07
 88.7    03/20/07
------------------------------------------------------------------------------------------------------------------------------------
  89     03/15/07          73.41%               68.81%                  12,700,000.00       6.15000%       0.02048%  6.12952%  Fixed
  90     03/22/07          78.88%               78.88%                  12,700,000.00       5.61000%       0.06048%  5.54952%  Fixed
  91     02/20/07          73.36%               61.90%                  12,500,000.00       5.82000%       0.10048%  5.71952%  Fixed
  92     03/13/07          67.03%               64.55%        12,200,000.00 (Note 12)  5.8915% (Note 12)   0.02048%  5.87102%  Fixed
  93     12/27/06          80.00%               80.00%                  12,080,000.00       5.79000%       0.02048%  5.76952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
  94     04/11/07          55.30%               49.60%                  12,000,000.00       5.62000%       0.06048%  5.55952%  Fixed
 94.1    04/11/07
 94.2    04/11/07
------------------------------------------------------------------------------------------------------------------------------------
  95     12/14/06          64.86%               59.56%                  12,000,000.00       5.88200%       0.04048%  5.84152%  Fixed
  96     03/27/07          76.84%               64.98%                  12,000,000.00       5.86000%       0.03048%  5.82952%  Fixed
  97     04/06/07          70.73%               65.91%                  11,600,000.00       5.71000%       0.02048%  5.68952%  Fixed
  98     03/01/06          79.36%               58.31%                  11,300,000.00       6.07750%       0.02048%  6.05702%  Fixed
  99     03/09/07          73.05%               64.46%                  11,250,000.00       5.81000%       0.02048%  5.78952%  Fixed
 100     03/01/07          76.39%               68.63%                  11,000,000.00       5.70000%       0.02048%  5.67952%  Fixed
 101     03/05/07          79.71%               74.33%                  11,000,000.00       5.76000%       0.10048%  5.65952%  Fixed
 102     04/09/07          74.50%               62.58%                  11,000,000.00       5.64000%       0.02048%  5.61952%  Fixed
 103     12/23/06          73.20%               62.01%                  11,000,000.00       5.89000%       0.04048%  5.84952%  Fixed
 104     01/02/07          79.41%               79.41%                  10,800,000.00       5.89000%       0.07048%  5.81952%  Fixed
 105     03/28/07          78.95%               73.33%                  10,800,000.00       5.48000%       0.07048%  5.40952%  Fixed
 106     03/08/07          72.74%               61.44%                  10,750,000.00       5.79000%       0.02048%  5.76952%  Fixed
 107     01/22/07          70.86%               63.45%                  10,700,000.00       5.54000%       0.03048%  5.50952%  Fixed
 108     08/02/06          76.43%               71.14%                  10,700,000.00       5.63000%       0.02048%  5.60952%  Fixed
 109     12/21/06          79.85%               79.85%                  10,540,000.00       5.82000%       0.05548%  5.76452%  Fixed
 110     04/09/07          78.95%               66.62%                  10,500,000.00       5.82000%       0.03048%  5.78952%  Fixed
 111     02/20/07          79.92%               74.31%                  10,150,000.00       5.56000%       0.05048%  5.50952%  Fixed
 112     02/27/07          75.19%               67.92%                  10,000,000.00       5.97500%       0.07048%  5.90452%  Fixed
 113     03/12/07          43.48%               43.48%                  10,000,000.00       5.46000%       0.07048%  5.38952%  Fixed
 114     03/28/07          31.90%               31.90%                  10,000,000.00       5.55000%       0.02048%  5.52952%  Fixed
 115     03/26/07          62.50%               58.16%                  10,000,000.00       5.62000%       0.02048%  5.59952%  Fixed
 116     04/04/07          60.61%               60.61%                  10,000,000.00       5.67000%       0.02048%  5.64952%  Fixed
 117     02/15/07          54.18%               45.61%                  10,000,000.00       5.64000%       0.02048%  5.61952%  Fixed
 118     06/01/07          73.95%               66.88%                   9,836,000.00       6.03000%       0.06048%  5.96952%  Fixed
 119     03/15/07          79.67%               70.01%                   9,800,000.00       5.63000%       0.10048%  5.52952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
 120     02/19/07          78.63%               78.63%                   9,750,000.00       5.64000%       0.02048%  5.61952%  Fixed
120.1    02/19/07
120.2    02/19/07
------------------------------------------------------------------------------------------------------------------------------------
 121     02/20/07          77.62%               72.17%                   9,625,000.00       5.56000%       0.05048%  5.50952%  Fixed
 122     02/01/07          71.64%               63.13%                   9,600,000.00       5.75000%       0.02048%  5.72952%  Fixed
 123     11/01/06          71.97%               67.21%                   9,500,000.00       5.87000%       0.02048%  5.84952%  Fixed
 124     06/01/07          77.87%               72.83%                   9,500,000.00       5.98670%       0.02048%  5.96622%  Fixed
 125     04/17/07          78.25%               72.97%                   9,390,000.00       5.76700%       0.04048%  5.72652%  Fixed
 126     02/26/07          78.18%               66.13%                   9,400,000.00       5.83700%       0.02048%  5.81652%  Fixed
 127     10/07/06          70.39%               64.54%                   9,200,000.00       5.78000%       0.05048%  5.72952%  Fixed
 128     02/16/07          79.31%               79.31%                   9,200,000.00       5.64000%       0.05048%  5.58952%  Fixed
 129     03/01/07          59.60%               53.29%                   9,000,000.00       5.46000%       0.02048%  5.43952%  Fixed
 130     01/08/07          73.17%               65.45%                   9,000,000.00       5.48500%       0.02048%  5.46452%  Fixed
 131     10/13/06          79.72%               74.38%                   9,000,000.00       5.80500%       0.02048%  5.78452%  Fixed
 132     05/01/07          79.65%               73.98%                   9,000,000.00       5.49000%       0.05048%  5.43952%  Fixed
 133     05/01/08          79.30%               71.16%                   9,000,000.00       5.64000%       0.07048%  5.56952%  Fixed
 134     03/29/07          70.00%               70.00%                   8,750,000.00       5.80000%       0.02048%  5.77952%  Fixed
 135     04/01/07          78.38%               78.38%                   8,700,000.00       5.77000%       0.02048%  5.74952%  Fixed
 136     02/26/07          79.41%               74.08%                   8,600,000.00       5.80000%       0.02048%  5.77952%  Fixed
 137     12/05/06          46.74%               39.37%                   8,600,000.00       5.59600%       0.02048%  5.57552%  Fixed
 138     02/01/07          75.22%               66.07%                   8,500,000.00       5.61000%       0.02048%  5.58952%  Fixed
 139     03/07/07          77.27%               72.03%                   8,500,000.00       5.74000%       0.02048%  5.71952%  Fixed
 140     12/13/06          69.11%               64.36%                   8,500,000.00       5.68000%       0.03048%  5.64952%  Fixed
 141     03/05/07          57.86%               57.86%                   8,389,593.00       5.02000%       0.02048%  4.99952%  Fixed
 142     03/01/07          64.88%               60.32%                   8,370,000.00       5.54500%       0.02048%  5.52452%  Fixed
 143     03/15/07          69.68%               58.76%                   8,300,000.00       5.77000%       0.05048%  5.71952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
 144     03/01/07          74.66%               74.66%                   8,250,000.00       5.52800%       0.03048%  5.49752%  Fixed
144.1    03/01/07
144.2    03/01/07
------------------------------------------------------------------------------------------------------------------------------------
 145     02/02/07          64.57%               60.10%                   8,200,000.00       5.63600%       0.02048%  5.61552%  Fixed
 146     02/18/07          76.20%               71.18%                   8,153,000.00       5.90000%       0.06048%  5.83952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
 147     Various           59.88%               55.74%                   8,100,000.00       5.64000%       0.06048%  5.57952%  Fixed
147.1    02/09/07
147.2    02/01/07
147.3    02/07/07
147.4    02/07/07
147.5    02/07/07
------------------------------------------------------------------------------------------------------------------------------------
 148     03/01/07          67.50%               63.99%                   8,100,000.00       5.80000%       0.07048%  5.72952%  Fixed
 149     02/12/07          71.60%               71.60%                   8,091,000.00       5.98000%       0.02048%  5.95952%  Fixed
 150     08/01/06          69.27%               64.10%                   8,070,000.00       5.22500%       0.02048%  5.20452%  Fixed
 151     02/08/08          79.43%               61.64%                   8,096,000.00       5.93000%       0.02048%  5.90952%  Fixed
 152     01/31/07          79.80%               73.11%                   8,000,000.00       5.73000%       0.02048%  5.70952%  Fixed
 153     04/12/07          68.22%               60.09%                   8,000,000.00       5.72600%       0.02048%  5.70552%  Fixed
 154     02/19/07          74.83%               57.81%                   8,000,000.00       5.88000%       0.05048%  5.82952%  Fixed
 155     04/10/07          50.81%               38.73%                   8,000,000.00       5.49000%       0.03048%  5.45952%  Fixed
 156     03/21/07          79.20%               71.22%                   7,920,000.00       5.75000%       0.07048%  5.67952%  Fixed
 157     06/01/07          74.46%               69.33%                   7,900,000.00       5.66000%       0.02048%  5.63952%  Fixed
 158     01/29/07          73.92%               65.71%                   7,835,000.00       6.13600%       0.02048%  6.11552%  Fixed
 159     04/05/07          78.32%               66.13%                   7,840,000.00       5.81000%       0.03048%  5.77952%  Fixed
 160     03/26/07          79.85%               70.11%                   7,825,000.00       5.60000%       0.03048%  5.56952%  Fixed
 161     03/25/07          67.69%               56.94%                   7,800,000.00       5.65400%       0.02048%  5.63352%  Fixed
 162     04/02/07          76.63%               76.63%                   7,663,000.00       5.72500%       0.02048%  5.70452%  Fixed
 163     02/26/07          76.77%               68.84%                   7,600,000.00       5.61000%       0.10048%  5.50952%  Fixed
 164     03/27/07          80.00%               74.48%                   7,560,000.00       5.65000%       0.02048%  5.62952%  Fixed
 165     03/09/07          68.81%               64.01%                   7,500,000.00       5.59500%       0.02048%  5.57452%  Fixed
 166     03/07/07          73.76%               66.20%                   7,450,000.00       5.65000%       0.03048%  5.61952%  Fixed
 167     02/06/07          67.89%               67.89%                   7,400,000.00       5.80200%       0.04048%  5.76152%  Fixed
 168     03/21/07          79.57%               79.57%                   7,400,000.00       5.56000%       0.06048%  5.49952%  Fixed
 169     12/27/06          71.71%               71.71%                   7,350,000.00       5.80000%       0.07048%  5.72952%  Fixed
 170     03/21/07          68.01%               63.31%                   7,250,000.00       5.64000%       0.08048%  5.55952%  Fixed
 171     04/23/07          62.07%               62.07%                   7,200,000.00       5.54300%       0.02048%  5.52252%  Fixed
 172     10/01/06          68.64%               63.74%                   7,200,000.00       5.47000%       0.02048%  5.44952%  Fixed
 173     05/01/07          77.78%               69.26%                   7,000,000.00       6.21000%       0.02048%  6.18952%  Fixed
 174     03/23/07          63.49%               36.62%                   7,000,000.00       5.69000%       0.06048%  5.62952%  Fixed
 175     02/12/07          72.11%               61.89%                   6,850,000.00       6.40500%       0.05048%  6.35452%  Fixed
 176     03/01/07          64.19%               49.25%                   6,750,000.00       5.68000%       0.02048%  5.65952%  Fixed
 177     03/20/07          73.98%               65.48%                   6,695,000.00       5.94200%       0.02048%  5.92152%  Fixed
 178     03/05/07          81.71%               70.75%                   6,680,000.00       5.92000%       0.02048%  5.89952%  Fixed
 179     03/01/07          71.51%               66.72%                   6,650,000.00       5.81000%       0.07048%  5.73952%  Fixed
 180     02/28/07          78.12%               76.28%                   6,640,000.00       6.00000%       0.02048%  5.97952%  Fixed
 181     02/28/07          79.94%               74.62%                   6,635,000.00       5.84000%       0.07048%  5.76952%  Fixed
 182     01/01/07          76.06%               64.30%                   6,500,000.00       5.71500%       0.02048%  5.69452%  Fixed
 183     04/04/07          69.03%               61.18%                   6,351,000.00       6.00000%       0.03048%  5.96952%  Fixed
 184     07/06/06          78.34%               67.17%                   6,400,000.00       6.08000%       0.03048%  6.04952%  Fixed
 185     01/25/07          79.49%               69.66%                   6,200,000.00       5.51500%       0.02048%  5.49452%  Fixed
 186     03/13/07          76.54%               67.45%                   6,200,000.00       5.75000%       0.10048%  5.64952%  Fixed
 187     02/24/07          75.57%               63.92%                   6,197,000.00       5.90000%       0.06048%  5.83952%  Fixed
 188     03/09/07          68.56%               68.56%                   6,150,000.00       5.61000%       0.10048%  5.50952%  Fixed
 189     01/01/07          71.64%               60.98%                   6,120,000.00       5.96000%       0.05048%  5.90952%  Fixed
 190     02/02/07          69.77%               61.55%                   6,000,000.00       5.80000%       0.06048%  5.73952%  Fixed
 191     12/01/06          78.95%               70.00%                   6,000,000.00       6.03000%       0.02048%  6.00952%  Fixed
 192     04/07/07          62.50%               58.10%                   6,000,000.00       5.54000%       0.02048%  5.51952%  Fixed
 193     01/25/07          72.29%               67.83%                   6,000,000.00       6.23000%       0.02048%  6.20952%  Fixed
 194     03/22/07          80.00%               80.00%                   6,000,000.00       5.61000%       0.06048%  5.54952%  Fixed
 195     02/19/07          74.66%               57.66%                   6,000,000.00       5.87000%       0.05048%  5.81952%  Fixed
 196     01/17/07          48.69%               41.30%                   6,000,000.00       5.93000%       0.12048%  5.80952%  Fixed
 197     12/21/06          70.46%               59.71%                   6,000,000.00       5.90000%       0.06048%  5.83952%  Fixed
 198     02/15/07          53.85%               45.32%                   6,000,000.00       5.67000%       0.07048%  5.59952%  Fixed
 199     03/01/07          78.67%               67.42%                   5,900,000.00       6.35000%       0.06048%  6.28952%  Fixed
 200     03/29/07          74.84%               65.22%                   5,800,000.00       6.17000%       0.03048%  6.13952%  Fixed
 201     04/09/07          80.00%               80.00%                   5,760,000.00       5.79000%       0.07048%  5.71952%  Fixed
 202     03/22/07          78.13%               78.13%                   5,750,000.00       5.67000%       0.02048%  5.64952%  Fixed
 203     03/07/07          81.30%               81.30%                   5,650,000.00       5.69000%       0.02048%  5.66952%  Fixed
 204     04/10/07          68.29%               57.47%                   5,600,000.00       5.73000%       0.03048%  5.69952%  Fixed
 205     03/21/07          73.33%               64.69%                   5,500,000.00       5.79000%       0.05048%  5.73952%  Fixed
 206     04/12/07          79.85%               70.56%                   5,350,000.00       5.87000%       0.06048%  5.80952%  Fixed
 207     03/22/07          79.26%               79.26%                   5,350,000.00       5.61000%       0.06048%  5.54952%  Fixed
 208     03/08/07          70.86%               64.85%                   5,350,000.00       5.67000%       0.03048%  5.63952%  Fixed
 209     01/11/07          76.81%               69.21%                   5,300,000.00       5.85000%       0.08048%  5.76952%  Fixed
 210     02/01/07          74.56%               48.53%                   5,317,000.00       5.69000%       0.10048%  5.58952%  Fixed
 211     02/23/07          79.84%               67.32%                   5,300,000.00       5.73000%       0.10048%  5.62952%  Fixed
 212     11/22/06          74.08%               66.56%                   5,260,000.00       5.70200%       0.06048%  5.64152%  Fixed
 213     04/02/07          58.42%               49.48%                   5,250,000.00       5.88000%       0.08048%  5.79952%  Fixed
 214     02/27/07          80.00%               74.55%                   5,144,000.00       5.72000%       0.02048%  5.69952%  Fixed
 215     11/10/06          73.16%               56.72%                   5,150,000.00       5.85700%       0.02048%  5.83652%  Fixed
 216     03/28/07          74.93%               63.58%                   5,100,000.00       5.98000%       0.03048%  5.94952%  Fixed
 217     04/06/07          75.76%               68.21%                   5,000,000.00       5.81000%       0.04048%  5.76952%  Fixed
 218     01/01/07          47.17%               47.17%                   5,000,000.00       5.53000%       0.02048%  5.50952%  Fixed
 219     02/14/07          57.98%               45.02%                   5,000,000.00       5.99000%       0.07048%  5.91952%  Fixed
 220     03/07/07          79.03%               71.52%                   4,900,000.00       6.05000%       0.02048%  6.02952%  Fixed
 221     12/28/06          76.32%               69.58%                   4,900,000.00       6.46000%       0.10048%  6.35952%  Fixed
 222     11/12/06          60.63%               56.46%                   4,850,000.00       5.67000%       0.02048%  5.64952%  Fixed
 223     03/07/07          80.00%               72.06%                   4,800,000.00       5.83000%       0.06048%  5.76952%  Fixed
 224     03/08/07          80.07%               72.45%                   4,700,000.00       6.05000%       0.02048%  6.02952%  Fixed
 225     04/03/07          73.60%               61.56%                   4,600,000.00       5.53000%       0.02048%  5.50952%  Fixed
 226     04/01/07          50.45%               42.63%                   4,600,000.00       5.80000%       0.10048%  5.69952%  Fixed
 227     04/01/07          74.59%               65.55%                   4,550,000.00       5.63000%       0.02048%  5.60952%  Fixed
 228     01/09/07          72.58%               65.34%                   4,500,000.00       5.80000%       0.02048%  5.77952%  Fixed
 229     03/19/07          75.00%               63.34%                   4,500,000.00       5.85000%       0.03048%  5.81952%  Fixed
 230     06/01/07          73.09%               61.27%                   4,400,000.00       5.60500%       0.05048%  5.55452%  Fixed
 231     04/19/07          80.00%               68.55%                   4,400,000.00       6.34600%       0.02048%  6.32552%  Fixed
 232     04/01/07          75.86%               68.14%                   4,400,000.00       5.69000%       0.02048%  5.66952%  Fixed
 233     02/06/07          79.92%               67.84%                   4,400,000.00       5.99000%       0.02048%  5.96952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
 234     Various           79.12%               67.32%                   4,300,000.00       6.04000%       0.02048%  6.01952%  Fixed
234.1    03/07/07
234.2    03/08/07
234.3    03/07/07
------------------------------------------------------------------------------------------------------------------------------------
 235     02/21/07          69.22%               58.46%                   4,300,000.00       5.78500%       0.02048%  5.76452%  Fixed
 236     02/13/07          35.15%               35.15%                   4,200,000.00       5.50000%       0.02048%  5.47952%  Fixed
 237     03/18/07          58.57%               52.63%                   4,100,000.00       5.71000%       0.02048%  5.68952%  Fixed
 238     02/26/07          71.17%               60.27%                   4,025,000.00       5.91000%       0.10048%  5.80952%  Fixed
 239     08/01/07          74.77%               74.77%                   4,000,000.00       5.87000%       0.10048%  5.76952%  Fixed
 240     02/15/07          65.40%               50.92%                   4,000,000.00       6.07000%       0.02048%  6.04952%  Fixed
 241     03/07/07          72.22%               64.82%                   3,900,000.00       5.65000%       0.03048%  5.61952%  Fixed
 242     02/27/07          81.17%               68.30%                   3,896,000.00       5.73000%       0.06048%  5.66952%  Fixed
 243     12/11/06          77.85%               65.86%                   3,900,000.00       5.84000%       0.10048%  5.73952%  Fixed
 244     07/02/06          67.82%               58.32%         3,900,000.00 (Note 13)  6.1280% (Note 13)   0.02048%  6.10752%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
 245     02/13/07          78.42%               66.38%                   2,320,000.00       5.83000%       0.12048%  5.70952%  Fixed
 246     02/13/07          78.42%               66.38%                   1,400,000.00       5.83000%       0.12048%  5.70952%  Fixed
------------------------------------------------------------------------------------------------------------------------------------
 247     02/06/07          80.43%               70.83%                   3,700,000.00       5.72000%       0.02048%  5.69952%  Fixed
 248     03/19/07          74.75%               65.90%                   3,700,000.00       5.77000%       0.03048%  5.73952%  Fixed
 249     06/01/07          73.41%               65.00%                   3,700,000.00       5.96000%       0.05048%  5.90952%  Fixed
 250     02/01/07          70.46%               45.86%                   3,680,000.00       5.69000%       0.05048%  5.63952%  Fixed
 251     02/01/07          79.04%               66.90%                   3,650,000.00       5.79000%       0.02048%  5.76952%  Fixed
 252     03/05/07          80.00%               71.95%                   3,600,000.00       5.75000%       0.03048%  5.71952%  Fixed
 253     04/07/07          69.16%               58.18%                   3,600,000.00       5.69000%       0.02048%  5.66952%  Fixed
 254     03/23/07          80.00%               74.50%                   3,520,000.00       5.67000%       0.02048%  5.64952%  Fixed
 255     01/30/07          79.86%               67.99%                   3,520,000.00       6.06000%       0.10048%  5.95952%  Fixed
 256     02/27/07          72.78%               61.51%                   3,500,000.00       5.81000%       0.02048%  5.78952%  Fixed
 257     12/13/06          64.21%               53.83%                   3,500,000.00       5.54000%       0.02048%  5.51952%  Fixed
 258     12/29/06          68.69%               64.12%                   3,400,000.00       5.84200%       0.05048%  5.79152%  Fixed
 259     02/12/07          79.81%               69.24%                   3,400,000.00       5.99000%       0.02048%  5.96952%  Fixed
 260     03/24/07          65.32%               55.27%                   3,400,000.00       5.88000%       0.10048%  5.77952%  Fixed
 261     03/03/07          74.05%               57.25%                   3,360,000.00       5.86000%       0.07048%  5.78952%  Fixed
 262     01/23/07          55.00%               51.24%                   3,300,000.00       5.70000%       0.05048%  5.64952%  Fixed
 263     08/01/06          77.28%               73.63%                   3,300,000.00       6.28000%       0.10048%  6.17952%  Fixed
 264     03/01/07          75.16%               63.68%                   3,250,000.00       5.93000%       0.10048%  5.82952%  Fixed
 265     02/27/07          79.60%               67.70%                   3,190,000.00       6.02000%       0.02048%  5.99952%  Fixed
 266     12/27/06          79.00%               73.64%                   3,160,000.00       5.73000%       0.02048%  5.70952%  Fixed
 267     02/20/07          73.81%               65.27%                   3,100,000.00       5.90000%       0.02048%  5.87952%  Fixed
 268     12/21/06          68.41%               53.01%                   3,087,000.00       5.92400%       0.06048%  5.86352%  Fixed
 269     02/15/07          62.50%               58.28%                   3,000,000.00       5.76000%       0.02048%  5.73952%  Fixed
 270     03/09/07          37.33%               34.82%                   2,800,000.00       5.77000%       0.02048%  5.74952%  Fixed
 271     04/18/07          79.86%               68.33%                   2,800,000.00       6.23000%       0.02048%  6.20952%  Fixed
 272     06/09/07          79.81%               69.33%                   2,700,000.00       6.81000%       0.02048%  6.78952%  Fixed
 273     03/26/07          72.16%               62.84%                   2,600,000.00       6.90000%       0.02048%  6.87952%  Fixed
 274     02/27/07          75.00%               66.40%                   2,550,000.00       5.95000%       0.10048%  5.84952%  Fixed
 275     03/05/07          80.00%               71.95%                   2,520,000.00       5.75000%       0.03048%  5.71952%  Fixed
 276     04/05/07          55.56%               55.56%                   2,500,000.00       5.60000%       0.07048%  5.52952%  Fixed
 277     03/29/07          78.13%               70.65%                   2,500,000.00       6.03000%       0.03048%  5.99952%  Fixed
 278     02/22/07          70.30%               59.99%                   2,500,000.00       6.14000%       0.02048%  6.11952%  Fixed
 279     03/09/07          66.89%               62.63%                   2,475,000.00       6.06000%       0.07048%  5.98952%  Fixed
 280     04/24/07          58.11%               49.72%                   2,450,000.00       6.30000%       0.10048%  6.19952%  Fixed
 281     03/21/07          71.83%               71.83%                   2,435,000.00       5.76000%       0.06048%  5.69952%  Fixed
 282     02/07/07          78.69%               73.52%                   2,400,000.00       5.90700%       0.07048%  5.83652%  Fixed
 283     03/21/07          80.00%               70.58%                   2,344,000.00       5.80000%       0.08048%  5.71952%  Fixed
 284     03/27/07          80.00%               70.34%                   2,340,000.00       5.65000%       0.08048%  5.56952%  Fixed
 285     02/20/07          62.16%               46.00%                   2,300,000.00       5.90000%       0.02048%  5.87952%  Fixed
 286     03/13/07          71.88%               63.56%                   2,300,000.00       5.90000%       0.10048%  5.79952%  Fixed
 287     03/26/07          64.54%               54.66%                   2,300,000.00       5.91000%       0.14548%  5.76452%  Fixed
 288     03/02/07          45.92%               43.14%                   2,300,000.00       6.18000%       0.02048%  6.15952%  Fixed
 289     08/01/06          65.16%               50.19%                   2,300,000.00       5.75000%       0.02048%  5.72952%  Fixed
 290     12/21/06          65.38%               54.84%                   2,260,000.00       5.56000%       0.03048%  5.52952%  Fixed
 291     01/18/06          69.98%               65.27%                   2,250,000.00       5.76500%       0.02048%  5.74452%  Fixed
 292     02/23/07          79.55%               67.33%                   2,150,000.00       5.89000%       0.02048%  5.86952%  Fixed
 293     03/01/07          76.57%               64.67%                   2,125,000.00       5.79000%       0.08048%  5.70952%  Fixed
 294     03/29/07          60.40%               51.21%                   2,116,000.00       5.95000%       0.08048%  5.86952%  Fixed
 295     10/02/06          34.15%                0.60%                   2,000,000.00       6.76000%       0.02048%  6.73952%  Fixed
 296     2/20/07           53.74%               45.87%                   1,965,000.00       6.15000%       0.02048%  6.12952%  Fixed
 297     02/23/07          73.00%               61.90%                   1,900,000.00       5.95000%       0.04048%  5.90952%  Fixed
 298     06/09/07          79.91%               69.23%                   1,870,000.00       6.71000%       0.02048%  6.68952%  Fixed
 299     03/27/07          63.79%               56.08%                   1,850,000.00       5.65000%       0.03048%  5.61952%  Fixed
 300     04/02/07          73.68%               68.71%                   1,820,000.00       5.77000%       0.05048%  5.71952%  Fixed
 301     02/20/07          69.11%               58.94%                   1,800,000.00       6.12000%       0.08048%  6.03952%  Fixed
 302     03/08/07          64.02%               49.73%                   1,800,000.00       5.96000%       0.02048%  5.93952%  Fixed
 303     03/29/07          79.92%               68.36%                   1,720,000.00       6.25000%       0.02048%  6.22952%  Fixed
 304     03/13/07          79.92%               67.64%                   1,720,000.00       5.89000%       0.02048%  5.86952%  Fixed
 305     02/23/07          54.94%               46.52%                   1,650,000.00       5.90000%       0.02048%  5.87952%  Fixed
 306     02/24/07          66.96%               62.45%                   1,520,000.00       5.78000%       0.05048%  5.72952%  Fixed
 307     03/12/07          48.34%               41.09%                   1,500,000.00       6.04000%       0.02048%  6.01952%  Fixed
 308     03/20/07          64.25%               54.29%                   1,500,000.00       5.80000%       0.02048%  5.77952%  Fixed
 309     03/21/07          79.67%               70.29%                   1,450,000.00       5.80000%       0.08048%  5.71952%  Fixed
 310     03/23/07          74.22%               62.90%                   1,450,000.00       5.90000%       0.14548%  5.75452%  Fixed
 311     03/12/07          76.17%               64.47%                   1,450,000.00       5.86000%       0.02048%  5.83952%  Fixed
 312     02/19/07          32.21%               27.12%                   1,425,000.00       5.72000%       0.02048%  5.69952%  Fixed
 313     01/18/07          64.66%               55.38%                   1,425,000.00       6.27000%       0.02048%  6.24952%  Fixed
 314     02/24/07          50.54%               47.19%                   1,415,000.00       5.87000%       0.02048%  5.84952%  Fixed
 315     03/15/07          52.04%               46.98%                   1,400,000.00       5.94000%       0.02048%  5.91952%  Fixed
 316     02/09/07          77.86%               66.56%                   1,248,000.00       6.20000%       0.02048%  6.17952%  Fixed
 317     03/05/07          52.17%               44.06%                   1,200,000.00       5.85000%       0.03048%  5.81952%  Fixed
 318     02/27/07          47.74%               40.65%                   1,100,000.00       6.06000%       0.02048%  6.03952%  Fixed
 319     01/24/07          64.41%               54.99%                   1,085,000.00       6.13000%       0.02048%  6.10952%  Fixed

                                                                                                                 ORIGINAL
                                                                                                                  TERM TO
         INTEREST                                        FIRST                  SCHEDULED        MONTHLY        MATURITY /
 LOAN    ACCRUAL                                        PAYMENT        GRACE     MATURITY      DEBT SERVICE         ARD
NUMBER    METHOD        LOAN TYPE       NOTE DATE         DATE         PERIOD    DATE/ARD        PAYMENT         (MONTHS)
--------------------------------------------------------------------------------------------------------------------------

  1     Actual/360    Interest Only      06/07/07       08/05/07         0       07/05/17         2,093,680.56      120
 1.1
 1.2
 1.3
 1.4
 1.5
 1.6
 1.7
 1.8
 1.9
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
--------------------------------------------------------------------------------------------------------------------------
  2     Actual/360    Interest Only      12/08/06       02/01/07         0       01/01/14           669,403.24      84
 2.1
 2.2
 2.3
 2.4
 2.5
 2.6
 2.7
 2.8
 2.9
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
--------------------------------------------------------------------------------------------------------------------------
  3     Actual/360  Partial IO/Balloon   06/04/07       07/06/07         0       06/06/17           779,415.68      120
--------------------------------------------------------------------------------------------------------------------------
  4     Actual/360    Interest Only      03/29/07       05/01/07         5       04/01/17           614,937.55      120
 4.1
 4.2
 4.3
 4.4
 4.5
 4.6
 4.7
 4.8
 4.9
 4.10
 4.11
 4.12
 4.13
 4.14
 4.15
 4.16
 4.17
 4.18
 4.19
 4.20
 4.21
 4.22
 4.23
 4.24
 4.25
 4.26
 4.27
 4.28
 4.29
 4.30
 4.31
 4.32
 4.33
 4.34
 4.35
 4.36
 4.37
 4.38
 4.39
 4.40
 4.41
 4.42
 4.43
--------------------------------------------------------------------------------------------------------------------------
  5     Actual/360    Interest Only      01/31/07       03/01/07         5       02/01/17           566,147.95      120
--------------------------------------------------------------------------------------------------------------------------
  6     Actual/360    Interest Only      08/14/06       10/01/06      (Note 5)   09/01/11           473,380.50      60
 6.1
 6.2
 6.3
 6.4
--------------------------------------------------------------------------------------------------------------------------
  7     Actual/360  Partial IO/Balloon   08/14/06       10/11/06         2       09/06/13           525,174.12      84
  8     Actual/360  Partial IO/Balloon   05/08/07       07/06/07         0       06/06/14           479,159.90      84
  9     Actual/360  Partial IO/Balloon   03/07/07       05/01/07         5       04/01/17           421,148.09      120
  10    Actual/360    Interest Only      04/02/07       06/01/07         5       05/01/17           335,935.19      120
--------------------------------------------------------------------------------------------------------------------------
  11    Actual/360    Interest Only      05/03/07       07/01/07         5       06/01/12           326,945.37      60
 11.1
 11.2
 11.3
 11.4
 11.5
 11.6
 11.7
 11.8
 11.9
11.10
11.11
11.12
11.13
11.14
11.15
11.16
11.17
11.18
11.19
11.20
--------------------------------------------------------------------------------------------------------------------------
  12    Actual/360    Interest Only      05/14/07       07/01/07         3       06/01/17           317,938.66      120
  13    Actual/360    Interest Only      05/04/07       06/06/07         0       05/06/17           301,733.33      120
  14    Actual/360    Interest Only      03/09/07       05/06/07         0       04/06/17           289,034.38      120
  15    Actual/360    Interest Only      05/03/07       07/01/07         5       06/01/17           297,103.24      120
  16    Actual/360    Interest Only      06/25/07       08/06/07         0       07/06/12           300,079.43      60
  17    Actual/360    Interest Only      05/07/07       07/01/07         5       06/01/17           272,533.33      120
--------------------------------------------------------------------------------------------------------------------------
  18    Actual/360    Interest Only      06/07/07       08/01/07         5       07/01/12           236,810.65      60
 18.1
 18.2
 18.3
 18.4
--------------------------------------------------------------------------------------------------------------------------
  19    Actual/360    Interest Only      05/07/07       07/01/07         5       06/01/17           231,166.67      120
  20    Actual/360    Interest Only      04/12/07       06/01/07         5       05/01/17           217,065.16      120
  21    Actual/360       Balloon         03/29/07       05/01/07         5       04/01/17           268,915.58      120
  22    Actual/360  Partial IO/Balloon   03/06/07       05/01/07         5       04/01/17           244,987.59      120
  23    Actual/360    Interest Only      03/20/07       05/01/07         5       04/01/17           176,950.65      120
  24    Actual/360    Interest Only      05/31/07       07/06/07         0       06/06/17           183,909.31      120
--------------------------------------------------------------------------------------------------------------------------
  25    Actual/360  Partial IO/Balloon   02/28/07       04/01/07         5       03/01/17           209,466.67      120
 25.1
 25.2
 25.3
--------------------------------------------------------------------------------------------------------------------------
  26    Actual/360  Partial IO/Balloon   05/08/07       07/01/07         5       06/01/17           218,750.75      120
 26.1
 26.2
 26.3
 26.4
 26.5
 26.6
 26.7
--------------------------------------------------------------------------------------------------------------------------
  27    Actual/360    Interest Only      06/01/07       07/06/07         0       06/06/17           189,804.75      120
--------------------------------------------------------------------------------------------------------------------------
  28    Actual/360    Interest Only      06/07/07       08/01/07         5       07/01/12           169,150.46      60
 28.1
 28.2
 28.3
 28.4
--------------------------------------------------------------------------------------------------------------------------
  29    Actual/360    Interest Only      04/09/07       06/01/07         5       05/01/17           161,014.00      120
--------------------------------------------------------------------------------------------------------------------------
  30      30/360      Interest Only      05/10/07       07/01/07         5       06/01/17           149,270.00      120
 30.1
 30.2
 30.3
 30.4
 30.5
 30.6
 30.7
 30.8
 30.9
30.10
30.11
30.12
30.13
30.14
30.15
30.16
30.17
30.18
30.19
30.20
--------------------------------------------------------------------------------------------------------------------------
  31    Actual/360  Interest Only/ARD    04/18/07       06/06/07         0       05/06/17           148,446.85      120
  32    Actual/360  Partial IO/Balloon   04/05/07       05/06/07         0       04/06/17           172,705.00      120
  33    Actual/360  Partial IO/Balloon   04/30/07       06/01/07         5       05/01/17           164,658.81      120
  34    Actual/360  Partial IO/Balloon   05/21/07       07/06/07         0       06/06/17           169,765.46      120
  35    Actual/360  Partial IO/Balloon   03/31/06       05/11/06         0       04/06/16           167,496.95      120
  36    Actual/360       Balloon         05/22/07       07/01/07         5       06/01/17           160,585.00      120
  37    Actual/360  Partial IO/Balloon   04/04/07       05/06/07         0       04/06/17           161,808.83      120
  38    Actual/360    Interest Only      03/08/07       05/06/07         0       04/06/17           131,209.90      120
  39    Actual/360  Partial IO/Balloon   06/06/07       08/01/07         5       07/01/17           142,577.24      120
  40    Actual/360       Balloon         04/26/07       06/06/07         0       05/06/17           135,697.62      120
--------------------------------------------------------------------------------------------------------------------------
  41    Actual/360  Partial IO/Balloon   12/13/06       02/06/07         0       01/06/14           134,043.34      84
 41.1
 41.2
 41.3
--------------------------------------------------------------------------------------------------------------------------
  42    Actual/360    Interest Only      04/26/07       06/01/07         7       05/01/17           107,788.22      120
  43    Actual/360  Partial IO/Balloon   05/31/05       07/11/05         0       06/06/15           127,465.96      120
--------------------------------------------------------------------------------------------------------------------------
  44    Actual/360  Partial IO/Balloon   04/26/07       06/01/07         5       05/01/17           120,689.04      120
 44.1
 44.2
 44.3
--------------------------------------------------------------------------------------------------------------------------
  45    Actual/360    Partial IO/ARD     05/23/07       07/06/07         0       06/06/17           125,768.89      120
  46    Actual/360    Interest Only      03/16/07       05/06/07         0       04/06/17           102,938.11      120
  47    Actual/360    Partial IO/ARD     05/23/07       07/06/07         0       06/06/17           122,968.52      120
  48    Actual/360    Interest Only      05/15/07       07/01/07         5       06/01/14            97,282.64      84
  49    Actual/360    Interest Only      02/16/07       04/06/07         0       03/06/17            95,981.48      120
  50    Actual/360  Partial IO/Balloon   06/08/07       08/01/07         5       07/01/17           125,887.94      120
  51    Actual/360  Partial IO/Balloon   03/20/07       05/01/07         5       04/01/17           116,714.58      120
  52    Actual/360  Partial IO/Balloon   03/20/07       05/06/07         0       04/06/17           115,004.83      120
  53    Actual/360  Partial IO/Balloon   02/28/07       04/01/07         5       03/01/17           123,471.24      120
  54    Actual/360    Interest Only      04/18/07       06/06/07         0       05/06/17            85,805.42      120
--------------------------------------------------------------------------------------------------------------------------
  55    Actual/360  Partial IO/Balloon   05/18/07       07/06/07         0       06/06/17           107,277.60      120
 55.1
 55.2
--------------------------------------------------------------------------------------------------------------------------
  56    Actual/360  Partial IO/Balloon   03/29/07       05/01/07         5       04/01/17           102,205.86      120
--------------------------------------------------------------------------------------------------------------------------
  57    Actual/360  Partial IO/Balloon   01/02/07       03/01/07         5       02/01/17           104,837.10      120
 57.1
 57.2
--------------------------------------------------------------------------------------------------------------------------
  58    Actual/360  Partial IO/Balloon   02/28/07       04/06/07         0       03/06/17            99,594.28      120
  59    Actual/360  Partial IO/Balloon   05/09/07       07/06/07         0       06/06/17           103,200.76      120
  60    Actual/360  Interest Only/ARD    04/11/07       06/06/07         0       05/06/17            82,876.97      120
  61    Actual/360  Partial IO/Balloon   04/10/07       06/06/07         0       05/06/17            99,964.64      120
  62    Actual/360    Interest Only      05/02/07       06/06/07         0       05/06/17            77,334.38      120
  63    Actual/360  Partial IO/Balloon   03/28/07       05/01/07         5       04/01/17            96,233.50      120
  64    Actual/360  Partial IO/Balloon   03/29/07       05/06/07         0       04/06/17            94,307.27      120
  65    Actual/360  Partial IO/Balloon   04/02/07       05/06/07         0       04/06/17            92,383.01      120
  66    Actual/360  Partial IO/Balloon   05/31/07       07/01/07         5       06/01/17            91,348.81      120
  67    Actual/360       Balloon         04/30/07       06/01/07         5       05/01/17            92,965.49      120
  68    Actual/360    Interest Only      05/18/07       07/01/07         5       06/01/17            74,179.91      120
  69    Actual/360    Interest Only      03/06/07       04/06/07         0       03/06/17            73,567.44      120
  70    Actual/360    Interest Only      03/27/07       05/01/07         5       04/01/17            72,945.93      120
  71    Actual/360  Partial IO/Balloon   05/04/07       07/01/07         5       06/01/17            85,263.04      120
  72    Actual/360       Balloon         06/05/07       07/06/07         0       06/06/17            91,944.85      120
  73    Actual/360  Partial IO/Balloon   06/21/07       08/06/07         0       07/06/17            87,535.93      120
  74    Actual/360    Partial IO/ARD     01/31/07       03/06/07         0       02/06/17            83,739.44      120
  75    Actual/360  Partial IO/Balloon   04/18/07       06/01/07         5       05/01/17            81,463.19      120
  76    Actual/360    Interest Only      03/22/07       05/01/07         5       04/01/14            71,266.25      84
  77    Actual/360    Interest Only      04/17/07       06/01/07         5       05/01/17            64,541.80      120
  78    Actual/360  Partial IO/Balloon   06/05/07       08/01/07         0       07/01/17            84,627.30      120
  79    Actual/360    Interest Only      05/22/07       07/01/07         5       06/01/17            65,649.31      120
  80    Actual/360    Interest Only      04/02/07       06/01/07         5       05/01/17            66,891.32      120
  81    Actual/360    Interest Only      04/05/07       05/06/07         0       04/06/17            68,209.38      120
  82    Actual/360  Partial IO/Balloon   04/02/07       06/01/07         5       05/01/17            78,953.94      120
  83    Actual/360  Partial IO/Balloon   02/13/07       04/06/07         0       03/06/17            78,454.33      120
  84    Actual/360    Interest Only      05/01/07       06/01/07         5       05/01/17            62,142.09      120
  85    Actual/360       Balloon         03/30/07       05/06/07         0       04/06/17            77,660.42      120
  86    Actual/360  Partial IO/Balloon   04/28/07       06/01/07         5       05/01/17            77,983.13      120
  87    Actual/360    Interest Only      03/21/07       05/06/07         0       04/06/17            59,606.95      120
--------------------------------------------------------------------------------------------------------------------------
  88    Actual/360    Interest Only      05/11/07       07/01/07         5       06/01/12            64,274.64      60
 88.1
 88.2
 88.3
 88.4
 88.5
 88.6
 88.7
--------------------------------------------------------------------------------------------------------------------------
  89    Actual/360  Partial IO/Balloon   05/24/07       07/01/07         5       06/01/17            77,371.98      120
  90    Actual/360    Interest Only      05/18/07       07/01/07         5       06/01/17            60,197.12      120
  91    Actual/360       Balloon         06/26/07       08/01/07         5       07/01/17            73,503.41      120
  92    Actual/360  Partial IO/Balloon   02/27/06       04/11/06         0       03/06/14  72,296.31 (Note 12)      96
  93    Actual/360    Interest Only      04/20/07       06/01/07         5       05/01/17            59,095.53      120
--------------------------------------------------------------------------------------------------------------------------
  94    Actual/360  Partial IO/Balloon   05/04/07       07/01/07         5       06/01/17            69,040.89      120
 94.1
 94.2
--------------------------------------------------------------------------------------------------------------------------
  95    Actual/360  Partial IO/Balloon   01/02/07       03/01/07         5       02/01/17            71,038.23      120
  96    Actual/360       Balloon         05/29/07       07/01/07         5       06/01/17            70,869.53      120
  97    Actual/360  Partial IO/Balloon   05/10/07       07/01/07         5       06/01/17            67,399.98      120
  98    Actual/360       Balloon         03/09/07       05/06/07         0       04/06/22            68,313.27      180
  99    Actual/360  Partial IO/Balloon   05/10/07       07/06/07         0       06/06/17            66,081.38      120
 100    Actual/360  Partial IO/Balloon   06/05/07       07/06/07         0       06/06/17            63,844.05      120
 101    Actual/360  Partial IO/Balloon   04/12/07       06/01/07         5       05/01/17            64,262.91      120
 102    Actual/360       Balloon         06/04/07       07/06/07         0       06/06/17            63,426.42      120
 103    Actual/360       Balloon         05/04/07       06/06/07         0       05/06/17            65,174.65      120
 104    Actual/360    Interest Only      02/15/07       04/06/07         0       03/06/17            53,746.25      120
 105    Actual/360  Partial IO/Balloon   04/18/07       06/01/07         5       05/01/17            61,185.76      120
 106    Actual/360       Balloon         04/27/07       06/06/07         0       05/06/17            63,007.51      120
 107    Actual/360  Partial IO/Balloon   05/17/07       07/06/07         0       06/06/17            61,022.23      120
 108    Actual/360  Partial IO/Balloon   02/01/07       03/06/07         0       02/06/17            61,629.02      120
 109    Actual/360    Interest Only      01/16/07       03/06/07         0       02/06/17            51,828.99      120
 110    Actual/360       Balloon         06/01/07       08/01/07         5       07/01/17            61,742.86      120
 111    Actual/360  Partial IO/Balloon   03/29/07       05/06/07         0       04/06/17            58,013.26      120
 112    Actual/360  Partial IO/Balloon   07/03/07       08/06/07         0       07/06/17            59,794.42      120
 113    Actual/360    Interest Only      04/17/07       06/01/07         5       05/01/17            46,131.94      120
 114    Actual/360    Interest Only      05/17/07       07/01/07         5       06/01/17            46,892.36      120
 115    Actual/360  Partial IO/Balloon   04/30/07       06/01/07         5       05/01/17            57,534.08      120
 116    Actual/360    Interest Only      05/03/07       07/01/07         5       06/01/17            47,906.25      120
 117    Actual/360       Balloon         03/21/07       05/06/07         0       04/06/17            57,660.38      120
 118    Actual/360  Partial IO/Balloon   06/01/07       07/01/07         5       06/01/17            59,161.64      120
 119    Actual/360  Partial IO/Balloon   03/28/07       05/01/07         5       04/01/17            56,445.27      120
--------------------------------------------------------------------------------------------------------------------------
 120    Actual/360    Interest Only      04/03/07       06/01/07         5       05/01/12            46,461.46      60
120.1
120.2
--------------------------------------------------------------------------------------------------------------------------
 121    Actual/360  Partial IO/Balloon   03/29/07       05/06/07         0       04/06/17            55,012.57      120
 122    Actual/360  Partial IO/Balloon   03/29/07       05/01/07         5       04/01/17            56,022.99      120
 123    Actual/360  Partial IO/Balloon   03/05/07       04/06/07         0       03/06/17            56,165.73      120
 124    Actual/360  Partial IO/Balloon   06/01/07       07/01/07         5       06/01/17            56,876.09      120
 125    Actual/360  Partial IO/Balloon   05/29/07       07/06/07         0       06/06/17            54,898.94      120
 126    Actual/360         ARD           04/16/07       06/06/07         0       05/06/17            55,376.47      120
 127    Actual/360  Partial IO/Balloon   04/11/07       06/06/07         0       05/06/17            53,864.16      120
 128    Actual/360    Interest Only      04/02/07       05/06/07         0       04/06/17            43,840.56      120
 129    Actual/360  Partial IO/Balloon   04/25/07       06/06/07         0       05/06/17            50,875.37      120
 130    Actual/360  Partial IO/Balloon   02/13/07       04/06/07         0       03/06/17            51,016.34      120
 131    Actual/360  Partial IO/Balloon   04/20/07       06/06/07         0       05/06/17            52,836.43      120
 132    Actual/360  Partial IO/Balloon   05/31/07       07/06/07         0       06/06/17            51,044.56      120
 133    Actual/360  Partial IO/Balloon   04/30/07       06/01/07         5       05/01/17            51,894.34      120
 134    Actual/360    Interest Only      05/17/07       07/01/07         5       06/01/14            42,879.05      84
 135    Actual/360    Interest Only      05/11/07       07/01/07         5       06/01/17            42,413.51      120
 136    Actual/360  Partial IO/Balloon   03/29/07       05/01/07         5       04/01/17            50,460.76      120
 137    Actual/360       Balloon         02/02/07       03/06/07         0       02/06/17            49,349.10      120
 138    Actual/360  Partial IO/Balloon   03/30/07       05/06/07         0       04/06/17            48,850.33      120
 139    Actual/360  Partial IO/Balloon   04/24/07       06/01/07         5       05/01/17            49,549.71      120
 140    Actual/360  Partial IO/Balloon   05/22/07       07/01/07         5       06/01/17            49,226.36      120
 141      30/360      Interest Only      04/06/07       06/01/07         5       05/01/12            35,096.46      60
 142    Actual/360  Partial IO/Balloon   03/20/07       05/06/07         0       04/06/17            47,760.52      120
 143    Actual/360       Balloon         05/08/07       07/06/07         0       06/06/17            48,542.05      120
--------------------------------------------------------------------------------------------------------------------------
 144    Actual/360    Interest Only      05/02/07       07/01/07         5       06/01/12            38,532.85      60
144.1
144.2
--------------------------------------------------------------------------------------------------------------------------
 145    Actual/360  Partial IO/Balloon   04/19/07       06/06/07         0       05/06/17            47,260.79      120
 146    Actual/360  Partial IO/Balloon   05/14/07       07/01/07         5       06/01/17            48,358.42      120
--------------------------------------------------------------------------------------------------------------------------
 147    Actual/360  Partial IO/Balloon   03/30/07       05/06/07         0       04/06/17            46,704.91      120
147.1
147.2
147.3
147.4
147.5
--------------------------------------------------------------------------------------------------------------------------
 148    Actual/360  Partial IO/Balloon   03/28/07       05/06/07         0       04/06/12            47,527.00      60
 149    Actual/360    Interest Only      05/30/07       07/06/07         0       06/06/17            40,880.15      120
 150    Actual/360  Partial IO/Balloon   02/26/07       04/06/07         0       03/06/17            44,437.96      120
 151    Actual/360       Balloon         04/02/07       05/06/07         0       04/06/17            51,816.77      120
 152    Actual/360  Partial IO/Balloon   03/01/07       04/06/07         0       03/06/17            46,584.24      120
 153    Actual/360  Partial IO/Balloon   05/22/07       07/06/07         0       06/06/17            46,563.93      120
 154    Actual/360       Balloon         05/07/07       07/06/07         0       06/06/17            50,958.88      120
 155    Actual/360       Balloon         05/25/07       07/01/07         5       06/01/17            49,079.24      120
 156    Actual/360  Partial IO/Balloon   05/16/07       07/01/07         5       06/01/17            46,218.97      120
 157    Actual/360  Partial IO/Balloon   05/30/07       07/01/07         5       06/01/17            45,651.58      120
 158    Actual/360  Partial IO/Balloon   05/18/07       07/06/07         0       06/06/17            47,662.03      120
 159    Actual/360       Balloon         05/23/07       07/01/07         5       06/01/17            46,051.38      120
 160    Actual/360  Partial IO/Balloon   05/29/07       07/01/07         5       06/01/17            44,921.68      120
 161    Actual/360       Balloon         04/30/07       06/06/07         0       05/06/17            45,044.12      120
 162    Actual/360    Interest Only      04/12/07       06/06/07         0       05/06/17            37,066.66      120
 163    Actual/360  Partial IO/Balloon   03/30/07       05/01/07         5       04/01/17            43,677.94      120
 164    Actual/360  Partial IO/Balloon   05/18/07       07/06/07         0       06/06/17            43,639.03      120
 165    Actual/360  Partial IO/Balloon   03/30/07       05/06/07         0       04/06/17            43,032.28      120
 166    Actual/360  Partial IO/Balloon   06/22/07       08/01/07         5       07/01/17            43,004.07      120
 167    Actual/360    Interest Only      03/15/07       05/06/07         0       04/06/17            36,275.93      120
 168    Actual/360    Interest Only      04/24/07       06/01/07         5       05/01/17            34,762.87      120
 169    Actual/360    Interest Only      01/26/07       03/06/07         0       02/06/17            36,018.40      120
 170    Actual/360  Partial IO/Balloon   05/11/07       07/01/07         5       06/01/17            41,803.78      120
 171    Actual/360    Interest Only      04/24/07       06/06/07         0       05/06/17            33,719.92      120
 172    Actual/360  Partial IO/Balloon   02/20/07       04/06/07         0       03/06/17            40,745.39      120
 173    Actual/360  Partial IO/Balloon   05/31/07       07/01/07         5       06/01/17            42,918.26      120
 174    Actual/360       Balloon         06/01/07       07/01/07         5       12/01/18            48,906.38      138
 175    Actual/360       Balloon         06/07/07       08/06/07         0       07/06/17            42,869.58      120
 176    Actual/360       Balloon         05/01/07       07/01/07         5       06/01/17            42,179.62      120
 177    Actual/360  Partial IO/Balloon   05/25/07       07/06/07         0       06/06/17            39,890.60      120
 178    Actual/360  Partial IO/Balloon   05/07/07       07/01/07         5       06/01/17            39,707.05      120
 179    Actual/360  Partial IO/Balloon   04/16/07       06/01/07         5       05/01/17            39,061.44      120
 180    Actual/360  Partial IO/Balloon   04/30/07       06/01/07         5       05/01/14            39,810.15      84
 181    Actual/360  Partial IO/Balloon   04/26/07       06/01/07         5       05/01/17            39,100.24      120
 182    Actual/360       Balloon         01/25/07       03/06/07         0       02/06/17            37,787.84      120
 183    Actual/360  Partial IO/Balloon   05/31/07       07/01/07         5       06/01/17            38,077.45      120
 184    Actual/360       Balloon         09/20/06       11/01/06         5       10/01/16            38,701.03      120
 185    Actual/360  Partial IO/Balloon   03/09/07       05/06/07         0       04/06/17            35,261.29      120
 186    Actual/360  Partial IO/Balloon   05/04/07       07/01/07         0       06/01/17            36,181.52      120
 187    Actual/360       Balloon         06/19/07       08/01/07         5       07/01/17            36,756.67      120
 188    Actual/360    Interest Only      05/01/07       06/01/07         5       05/01/17            29,150.57      120
 189    Actual/360       Balloon         02/01/07       03/06/07         0       02/06/17            36,535.25      120
 190    Actual/360  Partial IO/Balloon   03/16/07       05/06/07         0       04/06/17            35,205.18      120
 191    Actual/360    Partial IO/ARD     01/30/07       03/06/07         0       02/06/17            36,088.84      120
 192    Actual/360  Partial IO/Balloon   05/14/07       07/01/07         5       06/01/17            34,218.07      120
 193    Actual/360  Partial IO/Balloon   03/30/07       05/01/07         0       10/01/12            39,506.02      66
 194    Actual/360    Interest Only      05/18/07       07/01/07         5       06/01/17            28,439.58      120
 195    Actual/360       Balloon         05/09/07       07/06/07         0       06/06/17            38,182.69      120
 196    Actual/360       Balloon         04/23/07       06/01/07         5       05/01/17            35,703.45      120
 197    Actual/360       Balloon         05/03/07       06/06/07         0       05/06/17            35,588.19      120
 198    Actual/360       Balloon         04/11/07       06/06/07         0       05/06/17            34,710.04      120
 199    Actual/360       Balloon         06/19/07       08/01/07         5       07/01/17            36,711.91      120
 200    Actual/360  Partial IO/Balloon   05/29/07       07/01/07         5       06/01/17            35,410.37      120
 201    Actual/360    Interest Only      05/14/07       07/01/07         5       06/01/17            28,178.00      120
 202    Actual/360    Interest Only      04/25/07       06/01/07         5       05/01/12            27,546.09      60
 203    Actual/360    Interest Only      04/27/07       06/01/07         5       05/01/17            27,162.51      120
 204    Actual/360       Balloon         06/05/07       08/01/07         5       07/01/17            32,608.97      120
 205    Actual/360  Partial IO/Balloon   04/11/07       06/01/07         0       05/01/17            32,236.40      120
 206    Actual/360  Partial IO/Balloon   05/17/07       07/01/07         5       06/01/17            31,630.18      120
 207    Actual/360    Interest Only      05/18/07       07/01/07         5       06/01/17            25,358.63      120
 208    Actual/360  Partial IO/Balloon   06/28/07       08/01/07         0       07/01/17            30,949.79      120
 209    Actual/360  Partial IO/Balloon   05/03/07       07/01/07         5       06/01/17            31,266.87      120
 210    Actual/360       Balloon         04/02/07       06/01/07         5       05/01/17            37,147.89      120
 211    Actual/360       Balloon         04/05/07       06/01/07         5       05/01/17            30,862.06      120
 212    Actual/360  Partial IO/Balloon   03/08/07       05/06/07         0       04/06/17            30,535.73      120
 213    Actual/360       Balloon         04/27/07       06/01/07         5       05/01/17            31,072.51      120
 214    Actual/360  Partial IO/Balloon   04/18/07       06/01/07         5       05/01/17            29,921.03      120
 215    Actual/360       Balloon         03/02/07       04/06/07         0       03/06/17            32,732.81      120
 216    Actual/360       Balloon         05/24/07       07/01/07         5       06/01/17            30,511.53      120
 217    Actual/360  Partial IO/Balloon   05/30/07       07/06/07         0       06/06/17            29,369.50      120
 218    Actual/360    Interest Only      04/06/07       06/01/07         5       05/01/17            23,361.69      120
 219    Actual/360       Balloon         04/03/07       06/01/07         5       05/01/17            32,184.51      120
 220    Actual/360  Partial IO/Balloon   04/26/07       06/01/07         5       05/01/17            31,720.70      120
 221    Actual/360  Partial IO/Balloon   03/29/07       05/01/07         5       04/01/17            30,842.55      120
 222    Actual/360  Partial IO/Balloon   03/15/07       05/06/07         0       04/06/17            28,057.28      120
 223    Actual/360  Partial IO/Balloon   04/30/07       06/01/07         5       05/01/17            28,255.91      120
 224    Actual/360  Partial IO/Balloon   04/26/07       06/01/07         5       05/01/17            30,425.98      120
 225    Actual/360       Balloon         07/02/07       08/06/07         0       07/06/17            26,204.94      120
 226    Actual/360       Balloon         04/24/07       06/01/07         5       05/01/17            26,990.64      120
 227    Actual/360  Partial IO/Balloon   05/01/07       06/06/07         0       05/06/17            26,206.73      120
 228    Actual/360    Partial IO/ARD     03/22/07       05/06/07         0       04/06/17            26,403.89      120
 229    Actual/360       Balloon                        08/01/07         0       07/01/17            26,547.34      120
 230    Actual/360       Balloon         06/18/07       08/06/07         0       07/06/17            25,273.35      120
 231    Actual/360       Balloon         06/21/07       08/06/07         0       07/06/17            27,366.87      120
 232    Actual/360  Partial IO/Balloon   04/26/07       06/01/07         5       05/01/17            25,509.74      120
 233    Actual/360       Balloon         05/03/07       07/01/07         5       06/01/17            26,351.94      120
--------------------------------------------------------------------------------------------------------------------------
 234    Actual/360       Balloon         04/18/07       06/01/07         5       05/01/17            25,891.36      120
234.1
234.2
234.3
--------------------------------------------------------------------------------------------------------------------------
 235    Actual/360       Balloon         04/20/07       06/06/07         0       05/06/17            25,189.32      120
 236    Actual/360    Interest Only      04/06/07       06/01/07         7       05/01/14            19,517.36      84
 237    Actual/360  Partial IO/Balloon   05/23/07       07/01/07         5       06/01/17            23,822.41      120
 238    Actual/360       Balloon         05/17/07       07/01/07         15      06/01/17            23,899.51      120
 239    Actual/360    Interest Only      04/03/07       06/01/07         5       05/01/17            19,838.43      120
 240    Actual/360       Balloon         04/17/07       06/01/07         5       05/01/17            25,943.49      120
 241    Actual/360  Partial IO/Balloon   06/22/07       08/01/07         5       07/01/17            22,512.20      120
 242    Actual/360       Balloon         06/20/07       08/01/07         5       07/01/17            22,686.52      120
 243    Actual/360       Balloon         04/23/07       06/01/07         5       05/01/17            22,982.81      120
 244    Actual/360       Balloon         08/15/06       10/11/06         0       09/06/16  23,704.38 (Note 13)      120
--------------------------------------------------------------------------------------------------------------------------
 245    Actual/360       Balloon         03/29/07       05/01/07         5       04/01/17            13,657.02      120
 246    Actual/360       Balloon         03/29/07       05/01/07         5       04/01/17             8,241.31      120
--------------------------------------------------------------------------------------------------------------------------
 247    Actual/360  Partial IO/Balloon   04/26/07       06/01/07         5       05/01/17            21,521.73      120
 248    Actual/360  Partial IO/Balloon   05/23/07       07/01/07         5       06/01/17            21,639.23      120
 249    Actual/360  Partial IO/Balloon   05/29/07       07/01/07         5       06/01/17            22,088.31      120
 250    Actual/360       Balloon         04/27/07       06/01/07         5       05/01/17            25,710.78      120
 251    Actual/360       Balloon         02/13/07       04/06/07         0       03/06/17            21,393.25      120
 252    Actual/360  Partial IO/Balloon   06/15/07       08/01/07         5       07/01/17            21,008.62      120
 253    Actual/360       Balloon         06/01/07       07/06/07         0       06/06/17            20,871.61      120
 254    Actual/360  Partial IO/Balloon   05/09/07       07/01/07         15      06/01/17            20,363.22      120
 255    Actual/360       Balloon         04/16/07       06/01/07         7       05/01/17            21,240.15      120
 256    Actual/360       Balloon         05/01/07       06/01/07         5       05/01/17            20,558.65      120
 257    Actual/360       Balloon         05/01/07       06/01/07         5       05/01/17            19,960.54      120
 258    Actual/360  Partial IO/Balloon   03/09/07       05/06/07         0       04/06/17            20,040.63      120
 259    Actual/360  Partial IO/Balloon   04/17/07       06/01/07         5       05/01/17            20,362.86      120
 260    Actual/360       Balloon         05/03/07       07/01/07         5       06/01/17            20,123.15      120
 261    Actual/360       Balloon         05/01/07       06/01/07         5       05/01/17            21,361.90      120
 262    Actual/360  Partial IO/Balloon   03/26/07       05/06/07         0       04/06/17            19,153.21      120
 263    Actual/360  Partial IO/Balloon   08/31/06       10/01/06         5       09/01/11            20,383.10      60
 264    Actual/360       Balloon         05/18/07       07/01/07         7       06/01/17            19,339.37      120
 265    Actual/360       Balloon         04/20/07       06/01/07         5       05/01/17            19,166.70      120
 266    Actual/360  Partial IO/Balloon   01/16/07       03/06/07         0       02/06/17            18,400.77      120
 267    Actual/360  Partial IO/Balloon   03/28/07       05/01/07         5       04/01/17            18,387.23      120
 268    Actual/360       Balloon         04/25/07       06/06/07         0       05/06/17            19,746.42      120
 269    Actual/360  Partial IO/Balloon   04/02/07       06/01/07         5       05/01/17            17,526.25      120
 270    Actual/360  Partial IO/Balloon   04/10/07       06/01/07         5       05/01/17            16,375.63      120
 271    Actual/360       Balloon         04/05/07       06/01/07         5       05/01/17            17,203.68      120
 272    Actual/360       Balloon         06/05/07       07/06/07         0       06/06/17            17,619.97      120
 273    Actual/360       Balloon         05/16/07       07/06/07         0       06/06/17            17,123.60      120
 274    Actual/360  Partial IO/Balloon   04/05/07       06/01/07         5       05/01/17            15,206.66      120
 275    Actual/360  Partial IO/Balloon   06/08/07       08/01/07         5       07/01/17            14,706.04      120
 276    Actual/360    Interest Only      05/01/07       06/01/07         5       05/01/17            11,828.70      120
 277    Actual/360  Partial IO/Balloon   05/25/07       07/01/07         5       06/01/17            15,037.02      120
 278    Actual/360       Balloon         04/19/07       06/01/07         5       05/01/17            15,214.52      120
 279    Actual/360  Partial IO/Balloon   04/27/07       06/01/07         5       05/01/17            14,934.48      120
 280    Actual/360  Partial IO/Balloon   07/03/07  08/01/07 (Note 7)     5       08/01/17            15,164.83      121
 281    Actual/360    Interest Only      04/17/07       06/01/07         5       05/01/17            11,850.33      120
 282    Actual/360  Partial IO/Balloon   03/09/07       05/06/07         0       04/06/17            14,246.03      120
 283    Actual/360  Partial IO/Balloon   04/12/07       06/01/07         5       05/01/17            13,753.49      120
 284    Actual/360  Partial IO/Balloon   04/16/07       06/01/07         5       05/01/17            13,507.32      120
 285    Actual/360  Partial IO/Balloon   04/05/07       06/01/07         5       05/01/17            16,345.50      120
 286    Actual/360  Partial IO/Balloon   05/04/07       07/01/07         0       06/01/17            13,642.14      120
 287    Actual/360       Balloon         05/14/07       07/01/07         5       06/01/17            13,656.86      120
 288    Actual/360       Balloon         04/06/07       06/01/07         5       05/01/12            14,056.95      60
 289    Actual/360       Balloon         04/05/07       06/01/07         5       05/01/17            14,469.45      120
 290    Actual/360       Balloon         04/19/07       06/01/07         5       05/01/17            12,917.24      120
 291    Actual/360  Partial IO/Balloon   03/22/06       05/11/06         0       04/06/16            13,151.84      120
 292    Actual/360       Balloon         05/18/07       07/01/07         5       06/01/17            12,738.68      120
 293    Actual/360       Balloon         04/16/07       06/01/07         5       05/01/17            12,454.97      120
 294    Actual/360       Balloon         05/23/07       07/01/07         5       06/01/17            12,618.55      120
 295    Actual/360   Fully Amortizing    03/30/07       05/01/07         5       04/01/22            17,709.28      180
 296    Actual/360       Balloon         04/12/07       06/01/07         5       05/01/17            11,971.33      120
 297    Actual/360       Balloon         05/25/07       07/01/07         5       06/01/17            11,330.45      120
 298    Actual/360       Balloon         06/05/07       07/06/07         0       06/06/17            12,079.10      120
 299    Actual/360  Partial IO/Balloon   05/17/07       07/01/07         5       06/01/17            10,678.86      120
 300    Actual/360  Partial IO/Balloon   05/17/07       07/01/07         5       06/01/17            10,644.16      120
 301    Actual/360       Balloon         04/13/07       06/01/07         5       05/01/17            10,931.17      120
 302    Actual/360       Balloon         03/30/07       05/01/07         5       04/01/17            11,553.45      120
 303    Actual/360       Balloon         05/16/07       07/01/07         5       06/01/17            10,590.34      120
 304    Actual/360       Balloon         05/18/07       07/01/07         5       06/01/17            10,190.94      120
 305    Actual/360       Balloon         05/11/07       07/01/07         5       06/01/17             9,786.75      120
 306    Actual/360  Partial IO/Balloon   03/19/07       05/06/07         0       04/06/17             8,899.30      120
 307    Actual/360       Balloon         05/08/07       07/01/07         15      06/01/17             9,031.87      120
 308    Actual/360       Balloon         04/09/07       06/01/07         5       05/01/17             8,801.30      120
 309    Actual/360  Partial IO/Balloon   04/12/07       06/01/07         5       05/01/17             8,507.92      120
 310    Actual/360       Balloon         04/05/07       06/01/07         15      05/01/17             8,600.48      120
 311    Actual/360       Balloon         04/18/07       06/01/07         5       05/01/17             8,563.40      120
 312    Actual/360       Balloon         05/16/07       07/01/07         5       06/01/17             8,288.78      120
 313    Actual/360       Balloon         04/05/07       06/01/07         5       05/01/17             8,792.51      120
 314    Actual/360  Partial IO/Balloon   04/26/07       06/01/07         5       05/01/17             8,365.74      120
 315    Actual/360  Partial IO/Balloon   04/18/07       06/01/07         5       05/01/17             8,339.78      120
 316    Actual/360       Balloon         04/05/07       06/01/07         5       05/01/17             7,643.61      120
 317    Actual/360       Balloon         06/07/07       08/01/07         5       07/01/17             7,079.29      120
 318    Actual/360       Balloon         04/20/07       06/01/07         5       05/01/17             6,637.55      120
 319    Actual/360       Balloon         03/30/07       05/01/07         5       04/01/17             6,596.08      120

                     STATED                                   STATED
        INTEREST    ORIGINAL                 REMAINING      REMAINING
          ONLY    AMORTIZATION                TERM TO     AMORTIZATION
 LOAN    PERIOD       TERM       SEASONING   MATURITY /       TERM
NUMBER  (MONTHS)    (MONTHS)      (MONTHS)  ARD (MONTHS)     (MONTHS)                      PREPAYMENT PROVISIONS
----------------------------------------------------------------------------------------------------------------------------

  1       120     Interest Only      0          120       Interest Only  LO(23)/Grtr1%UPBorYM(90)/Free(7) (Note 8)
 1.1
 1.2
 1.3
 1.4
 1.5
 1.6
 1.7
 1.8
 1.9
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
----------------------------------------------------------------------------------------------------------------------------
  2        84     Interest Only      6          78        Interest Only  LO(30)/Defeasance(49)/Free(5)
 2.1
 2.2
 2.3
 2.4
 2.5
 2.6
 2.7
 2.8
 2.9
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
----------------------------------------------------------------------------------------------------------------------------
  3        60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  4       120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(86)/Free(7) (Note 9)
 4.1
 4.2
 4.3
 4.4
 4.5
 4.6
 4.7
 4.8
 4.9
 4.10
 4.11
 4.12
 4.13
 4.14
 4.15
 4.16
 4.17
 4.18
 4.19
 4.20
 4.21
 4.22
 4.23
 4.24
 4.25
 4.26
 4.27
 4.28
 4.29
 4.30
 4.31
 4.32
 4.33
 4.34
 4.35
 4.36
 4.37
 4.38
 4.39
 4.40
 4.41
 4.42
 4.43
----------------------------------------------------------------------------------------------------------------------------
  5       120     Interest Only      5          115       Interest Only  LO(29)/Defeasance(87)/Free(4)  (Note 10)
----------------------------------------------------------------------------------------------------------------------------
  6        60     Interest Only      10         50        Interest Only  LO(34)/Defeasance(17)/Free(9)
 6.1
 6.2
 6.3
 6.4
----------------------------------------------------------------------------------------------------------------------------
  7        24          360           10         74             360       LO(34)/Defeasance(43)/Free(7)
  8        48          360           1          83             360       LO(25)/Defeasance(56)/Free(3)
  9        60          360           3          117            360       LO(27)/Defeasance(89)/Free(4)
  10      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(90)/Free(4)
----------------------------------------------------------------------------------------------------------------------------
  11       60     Interest Only      1          59        Interest Only  LO(24)/Grtr1%UPBorYM(32)/Free(4)
 11.1
 11.2
 11.3
 11.4
 11.5
 11.6
 11.7
 11.8
 11.9
11.10
11.11
11.12
11.13
11.14
11.15
11.16
11.17
11.18
11.19
11.20
----------------------------------------------------------------------------------------------------------------------------
  12      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(59)/Free(36)
  13      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
  14      120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(90)/Free(3)
  15      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(91)/Free(4)
  16       60     Interest Only      0          60        Interest Only  LO(24)/Defeasance(33)/Free(3)
  17      120     Interest Only      1          119       Interest Only  LO(25)/Grtr1%UPBorYM(92)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  18       60     Interest Only      0          60        Interest Only  LO(24)/Defeasance(33)/Free(3)
 18.1
 18.2
 18.3
 18.4
----------------------------------------------------------------------------------------------------------------------------
  19      120     Interest Only      1          119       Interest Only  LO(25)/Grtr1%UPBorYM(92)/Free(3)
  20      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(89)/Free(5)
  21                   360           3          117            357       LO(27)/Defeasance(89)/Free(4)
  22       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
  23      120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(90)/Free(3)
  24      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  25       60          360           4          116            360       LO(28)/Defeasance(88)/Free(4)
 25.1
 25.2
 25.3
----------------------------------------------------------------------------------------------------------------------------
  26       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 26.1
 26.2
 26.3
 26.4
 26.5
 26.6
 26.7
----------------------------------------------------------------------------------------------------------------------------
  27      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  28       60     Interest Only      0          60        Interest Only  LO(24)/Defeasance(33)/Free(3)
 28.1
 28.2
 28.3
 28.4
----------------------------------------------------------------------------------------------------------------------------
  29      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(89)/Free(5)
----------------------------------------------------------------------------------------------------------------------------
  30      120     Interest Only      1          119       Interest Only  LO(23)/Grtr1%UPBorYM(93)/Free(4)
 30.1
 30.2
 30.3
 30.4
 30.5
 30.6
 30.7
 30.8
 30.9
30.10
30.11
30.12
30.13
30.14
30.15
30.16
30.17
30.18
30.19
30.20
----------------------------------------------------------------------------------------------------------------------------
  31      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
  32       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
  33       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
  34       60          360           1          119            360       LO(25)/Defeasance(91)/Free(4)
  35       60          360           15         105            360       LO(39)/Defeasance(78)/Free(3)
  36                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
  37       60          360           3          117            360       LO(27)/Defeasance(89)/Free(4)
  38      120     Interest Only      3          117       Interest Only  LO(27)/(i)Grtr1%UPBorYMor(ii)Defeasance(89)/Free(4)
                                                                         (Note 6)
  39       66          360           0          120            360       LO(35)/Grtr1%UPBorYM(82)/Free(3)
  40                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  41       36          360           6          78             360       LO(30)/Defeasance(51)/Free(3)
 41.1
 41.2
 41.3
----------------------------------------------------------------------------------------------------------------------------
  42      120     Interest Only      2          118       Interest Only  LO(26)/(i)Grtr1%UPBorYMor(ii)Defeasance(91)/Free(3)
                                                                         (Note 6)
  43       36          360           25         95             360       LO(49)/Defeasance(67)/Free(4)
----------------------------------------------------------------------------------------------------------------------------
  44       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 44.1
 44.2
 44.3
----------------------------------------------------------------------------------------------------------------------------
  45       60          360           1          119            360       LO(25)/Grtr1%UPBorYM(92)/Free(3)
  46      120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(90)/Free(3)
  47       60          360           1          119            360       LO(25)/Grtr1%UPBorYM(92)/Free(3)
  48       84     Interest Only      1          83        Interest Only  LO(25)/Defeasance(56)/Free(3)
  49      120     Interest Only      4          116       Interest Only  LO(28)/Defeasance(88)/Free(4)
  50       36          360           0          120            360       LO(24)/Defeasance(93)/Free(3)
  51       36          360           3          117            360       LO(27)/Defeasance(89)/Free(4)
  52       18          360           3          117            360       LO(27)/Grtr1%UPBorYM(89)/Free(4)
  53       60          300           4          116            300       LO(28)/Defeasance(89)/Free(3)
  54      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  55       24          360           1          119            360       LO(25)/Defeasance(91)/Free(4)
 55.1
 55.2
----------------------------------------------------------------------------------------------------------------------------
  56       60          360           3          117            360       LO(27)/Defeasance(91)/Free(2)
----------------------------------------------------------------------------------------------------------------------------
  57       60          360           5          115            360       LO(29)/Defeasance(88)/Free(3)
 57.1
 57.2
----------------------------------------------------------------------------------------------------------------------------
  58       60          360           4          116            360       LO(28)/Defeasance(88)/Free(4)
  59       36          360           1          119            360       LO(25)/Defeasance(91)/Free(4)
  60      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(90)/Free(4)
  61       36          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
  62      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
  63       72          360           3          117            360       LO(36)/Defeasance(81)/Free(3)
  64       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
  65       60          360           3          117            360       LO(27)/Defeasance(89)/Free(4)
  66       36          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
  67                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
  68      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
  69      120     Interest Only      4          116       Interest Only  LO(28)/Defeasance(88)/Free(4)
  70      120     Interest Only      3          117       Interest Only  LO(27)/Grtr1%UPBorYM(57)/Free(36)
  71       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
  72                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
  73       60          360           0          120            360       LO(24)/Defeasance(93)/Free(3)
  74       60          360           5          115            360       LO(29)/Defeasance(88)/Free(3)
  75       60          360           2          118            360       LO(26)/Defeasance(88)/Free(6)
  76       84     Interest Only      3          81        Interest Only  LO(27)/Defeasance(54)/Free(3)
  77      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(90)/Free(4)
  78       60          360           0          120            360       LO(24)/Defeasance(94)/Free(2)
  79      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
  80      120     Interest Only      2          118       Interest Only  LO(26)/(i)Grtr1%UPBorYMor(ii)Defeasance(88)/Free(6)
                                                                         (Note 6)
  81      120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(90)/Free(3)
  82       60          360           2          118            360       LO(26)/Defeasance(90)/Free(4)
  83       60          360           4          116            360       LO(28)/Defeasance(89)/Free(3)
  84      120     Interest Only      2          118       Interest Only  LO(26)/Grtr1%UPBorYM(55)/Free(39)
  85                   360           3          117            357       LO(27)/Defeasance(90)/Free(3)
  86       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
  87      120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(90)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  88       60     Interest Only      1          59        Interest Only  LO(47)/Grtr1%UPBorYM(10)/Free(3)
 88.1
 88.2
 88.3
 88.4
 88.5
 88.6
 88.7
----------------------------------------------------------------------------------------------------------------------------
  89       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
  90      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
  91                   360           0          120            360       LO(36)/Grtr1%UPBorYM(82)/Free(2)
  92       60          360           16         80             360       LO(40)/Defeasance(53)/Free(3)
  93      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
  94       36          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 94.1
 94.2
----------------------------------------------------------------------------------------------------------------------------
  95       48          360           5          115            360       LO(29)/Defeasance(88)/Free(3)
  96                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
  97       60          360           1          119            360       LO(25)/Grtr1%UPBorYM(92)/Free(3)
  98                   360           3          177            357       LO(27)/Defeasance(150)/Free(3)
  99       24          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 100       36          360           1          119            360       LO(25)/Grtr1%UPBorYM(92)/Free(3)
 101       60          360           2          118            360       LO(26)/Defeasance(90)/Free(4)
 102                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 103                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 104      120     Interest Only      4          116       Interest Only  LO(28)/Defeasance(89)/Free(3)
 105       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 106                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 107       36          360           1          119            360       LO(25)/Defeasance(91)/Free(4)
 108       60          360           5          115            360       LO(29)/Defeasance(87)/Free(4)
 109      120     Interest Only      5          115       Interest Only  LO(29)/Defeasance(87)/Free(4)
 110                   360           0          120            360       LO(36)/Defeasance(80)/Free(4)
 111       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 112       36          360           0          120            360       LO(24)/Grtr1%UPBorYM(93)/Free(3)
 113      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
 114      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
 115       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 116      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
 117                   360           3          117            357       LO(27)/Defeasance(90)/Free(3)
 118       36          360           1          119            360       LO(35)/Grtr1%UPBorYM(81)/Free(4)
 119       24          360           3          117            360       LO(27)/Defeasance(91)/Free(2)
----------------------------------------------------------------------------------------------------------------------------
 120       60     Interest Only      2          58        Interest Only  LO(26)/Defeasance(32)/Free(2)
120.1
120.2
----------------------------------------------------------------------------------------------------------------------------
 121       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 122       24          360           3          117            360       LO(27)/Defeasance(89)/Free(4)
 123       60          360           4          116            360       LO(28)/Defeasance(89)/Free(3)
 124       60          360           1          119            360       LO(24)/Grtr1%UPBorYM(94)/Free(2)
 125       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 126                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 127       48          360           2          118            360       LO(26)/Defeasance(90)/Free(4)
 128      120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(90)/Free(3)
 129       36          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 130       36          360           4          116            360       LO(28)/Defeasance(89)/Free(3)
 131       60          360           2          118            360       LO(26)/Defeasance(90)/Free(4)
 132       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 133       36          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 134       84     Interest Only      1          83        Interest Only  LO(25)/Defeasance(56)/Free(3)
 135      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(91)/Free(4)
 136       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 137                   360           5          115            355       LO(29)/Defeasance(87)/Free(4)
 138       24          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 139       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 140       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 141       60     Interest Only      2          58        Interest Only  LO(23)/Grtr1%UPBorYM(32)/Free(5)
 142       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 143                   360           1          119            359       LO(25)/Grtr1%UPBorYM(92)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
 144       60     Interest Only      1          59        Interest Only  LO(24)/Grtr1%UPBorYM(32)/Free(4)
144.1
144.2
----------------------------------------------------------------------------------------------------------------------------
 145       60          360           2          118            360       LO(26)/Defeasance(90)/Free(4)
 146       60          360           1          119            360       LO(36)/Defeasance(78)/Free(6)
----------------------------------------------------------------------------------------------------------------------------
 147       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
147.1
147.2
147.3
147.4
147.5
----------------------------------------------------------------------------------------------------------------------------
 148       12          360           3          57             360       LO(27)/Defeasance(30)/Free(3)
 149      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(91)/Free(4)
 150       60          360           4          116            360       LO(28)/Defeasance(88)/Free(4)
 151                   300           3          117            297       LO(27)/Grtr1%UPBorYM(90)/Free(3)
 152       48          360           4          116            360       LO(28)/Grtr1%UPBorYM(89)/Free(3)
 153       24          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 154                   300           1          119            299       LO(25)/Defeasance(92)/Free(3)
 155                   300           1          119            299       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 156       36          360           1          119            360       LO(23)/Grtr1%UPBorYM(94)/Free(3)
 157       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 158       24          360           1          119            360       LO(25)/Defeasance(91)/Free(4)
 159                   360           1          119            359       LO(35)/Grtr1%UPBorYM(81)/Free(4)
 160       24          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 161                   360           2          118            358       LO(59)/Grtr1%UPBorYM(57)/Free(4)
 162      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(90)/Free(4)
 163       36          360           3          117            360       LO(27)/Defeasance(89)/Free(4)
 164       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 165       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 166       36          360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 167      120     Interest Only      3          117       Interest Only  LO(27)/Defeasance(90)/Free(3)
 168      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
 169      120     Interest Only      5          115       Interest Only  LO(29)/Defeasance(88)/Free(3)
 170       60          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 171      120     Interest Only      2          118       Interest Only  LO(26)/Grtr4%UPBor2%UPB+YM(91)/Free(3)
 172       60          360           4          116            360       LO(28)/Defeasance(89)/Free(3)
 173       24          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 174                   240           1          137            239       LO(25)/Defeasance(110)/Free(3)
 175                   360           0          120            360       LO(24)/Defeasance(93)/Free(3)
 176                   300           1          119            299       LO(25)/Defeasance(91)/Free(4)
 177       24          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 178       12          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 179       60          360           2          118            360       LO(26)/(i)Grtr1%UPBorYMor(ii)Defeasance(91)/Free(3)
                                                                         (Note 6)
 180       60          360           2          82             360       LO(26)/Defeasance(55)/Free(3)
 181       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 182                   360           5          115            355       LO(29)/Defeasance(88)/Free(3)
 183       24          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 184                   360           9          111            351       LO(59)/Grtr1%UPBorYM(58)/Free(3)
 185       24          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 186       24          360           1          119            360       LO(36)/Grtr1%UPBorYM(82)/Free(2)
 187                   360           0          120            360       LO(36)/Defeasance(78)/Free(6)
 188      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(92)/Free(2)
 189                   360           5          115            355       LO(29)/Defeasance(88)/Free(3)
 190       24          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 191       24          360           5          115            360       LO(29)/Defeasance(88)/Free(3)
 192       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 193       24          300           3          63             300       LO(29)/Grtr1%UPBorYM(33)/Free(4)
 194      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
 195                   300           1          119            299       LO(25)/Defeasance(92)/Free(3)
 196                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 197                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 198                   360           2          118            358       LO(26)/Grtr1%UPBorYM(91)/Free(3)
 199                   360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 200       12          360           1          119            360       LO(35)/Grtr1%UPBorYM(81)/Free(4)
 201      120     Interest Only      1          119       Interest Only  LO(23)/Grtr1%UPBorYM(94)/Free(3)
 202       60     Interest Only      2          58        Interest Only  LO(26)/Defeasance(31)/Free(3)
 203      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
 204                   360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 205       24          360           2          118            360       LO(26)/Defeasance(92)/Free(2)
 206       24          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 207      120     Interest Only      1          119       Interest Only  LO(25)/Defeasance(92)/Free(3)
 208       48          360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 209       36          360           1          119            360       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 210                   240           2          118            238       LO(26)/Defeasance(91)/Free(3)
 211                   360           2          118            358       LO(23)/Grtr1%UPBorYM(94)/Free(3)
 212       36          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 213                   360           2          118            358       LO(59)/Grtr1%UPBorYM(57)/Free(4)
 214       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 215                   300           4          116            296       LO(28)/Defeasance(89)/Free(3)
 216                   360           1          119            359       LO(25)/Defeasance(91)/Free(4)
 217       36          360           1          119            360       LO(25)/Grtr1%UPBorYM(92)/Free(3)
 218      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
 219                   300           2          118            298       LO(23)/Grtr1%UPBorYM(94)/Free(3)
 220       60          300           2          118            300       LO(26)/Defeasance(91)/Free(3)
 221       36          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 222       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 223       36          360           2          118            360       LO(36)/Defeasance(81)/Free(3)
 224       60          300           2          118            300       LO(26)/Defeasance(91)/Free(3)
 225                   360           0          120            360       LO(24)/Defeasance(92)/Free(4)
 226                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 227       24          360           2          118            360       LO(26)/Grtr1%UPBorYM(91)/Free(3)
 228       36          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 229                   360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 230                   360           0          120            360       LO(24)/Defeasance(93)/Free(3)
 231                   360           0          120            360       LO(24)/Defeasance(93)/Free(3)
 232       36          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 233                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
 234                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
234.1
234.2
234.3
----------------------------------------------------------------------------------------------------------------------------
 235                   360           2          118            358       LO(26)/Defeasance(90)/Free(4)
 236       84     Interest Only      2          82        Interest Only  LO(25)/YM(36)/2%(12)/1%(8)/Free(3)
 237       36          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 238                   360           1          119            359       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 239      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
 240                   300           2          118            298       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 241       36          360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 242                   360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 243                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 244                   360           10         110            350       LO(34)/Defeasance(83)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
 245                   360           3          117            357       LO(27)/Defeasance(90)/Free(3)
 246                   360           3          117            357       LO(27)/Defeasance(90)/Free(3)
----------------------------------------------------------------------------------------------------------------------------
 247       24          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 248       24          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 249       24          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 250                   240           2          118            238       LO(26)/Defeasance(91)/Free(3)
 251                   360           4          116            356       LO(28)/Grtr1%UPBorYM(89)/Free(3)
 252       36          360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 253                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 254       60          360           1          119            360       LO(25)/Defeasance(92)/Free(3)
 255                   360           2          118            358       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 256                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 257                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 258       60          360           3          117            360       LO(27)/Grtr1%UPBorYM(90)/Free(3)
 259       12          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 260                   360           1          119            359       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 261                   300           2          118            298       LO(26)/Defeasance(91)/Free(3)
 262       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 263       12          360           10         50             360       LO(34)/Defeasance(22)/Free(4)
 264                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 265                   360           2          118            358       LO(26)/Grtr1%UPBorYM(33)/5%(12)/4%(12)/3%(12)/2%
                                                                         (12)/1%(10)/Free(3)
 266       60          360           5          115            360       LO(29)/Defeasance(88)/Free(3)
 267       24          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 268                   300           2          118            298       LO(26)/Defeasance(91)/Free(3)
 269       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 270       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 271                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 272                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 273                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 274       24          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 275       36          360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 276      120     Interest Only      2          118       Interest Only  LO(26)/Defeasance(91)/Free(3)
 277       36          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 278                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 279       60          360           2          118            360       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 280       1           360           0          121            360       LO(24)/Defeasance(95)/Free(2)
 281      120     Interest Only      2          118       Interest Only  LO(35)/Grtr1%UPBorYM(82)/Free(3)
 282       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 283       24          360           2          118            360       LO(36)/Defeasance(81)/Free(3)
 284       24          360           2          118            360       LO(36)/Defeasance(81)/Free(3)
 285       24          240           2          118            240       LO(26)/Defeasance(91)/Free(3)
 286       24          360           1          119            360       LO(36)/Grtr1%UPBorYM(82)/Free(2)
 287                   360           1          119            359       LO(35)/Grtr1%UPBorYM(82)/Free(3)
 288                   360           2          58             358       LO(26)/Defeasance(31)/Free(3)
 289                   300           2          118            298       LO(26)/Defeasance(91)/Free(3)
 290                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 291       60          360           15         105            360       LO(39)/Defeasance(77)/Free(4)
 292                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 293                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 294                   360           1          119            359       LO(47)/Grtr1%UPBorYM(70)/Free(3)
 295                   180           3          177            177       LO(27)/Defeasance(150)/Free(3)
 296                   360           2          118            358       LO(23)/Grtr1%UPBorYM(94)/Free(3)
 297                   360           1          119            359       LO(36)/Defeasance(81)/Free(3)
 298                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 299       24          360           1          119            360       LO(36)/Defeasance(81)/Free(3)
 300       60          360           1          119            360       LO(47)/Grtr1%UPBorYM(70)/Free(3)
 301                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 302                   300           3          117            297       LO(27)/Defeasance(90)/Free(3)
 303                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 304                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 305                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 306       60          360           3          117            360       LO(27)/Defeasance(90)/Free(3)
 307                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 308                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 309       24          360           2          118            360       LO(36)/Defeasance(81)/Free(3)
 310                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 311                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 312                   360           1          119            359       LO(25)/Defeasance(92)/Free(3)
 313                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 314       60          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 315       36          360           2          118            360       LO(26)/Defeasance(91)/Free(3)
 316                   360           2          118            358       LO(26)/Defeasance(91)/Free(3)
 317                   360           0          120            360       LO(36)/Defeasance(81)/Free(3)
 318                   360           2          118            358       LO(26)/Grtr1%UPBorYM(33)/5%(12)/4%(12)/3%(12)/2%
                                                                         (12)/1%(10)/Free(3)
 319                   360           3          117            357       LO(27)/Defeasance(90)/Free(3) (Note 11)

                                               YIELD        YIELD      PREPAY-    PREPAY-               YIELD
        LOCKOUT                             MAINTENANCE  MAINTENANCE     MENT       MENT             MAINTENANCE
 LOAN    PERIOD   DEFEASEANCE  DEFEASEANCE     PERIOD      PERIOD      PENALTY    PENALTY            CALCULATION
NUMBER  END DATE   START DATE   END DATE     START DATE   END DATE    START DATE  END DATE             METHOD
---------------------------------------------------------------------------------------------------------------------------

  1     07/04/09      NAP          NAP        07/05/09     01/04/17       NAP        NAP         Interest Differential
 1.1
 1.2
 1.3
 1.4
 1.5
 1.6
 1.7
 1.8
 1.9
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 1.28
 1.29
 1.30
 1.31
 1.32
 1.33
 1.34
 1.35
 1.36
 1.37
 1.38
 1.39
 1.40
 1.41
 1.42
 1.43
 1.44
 1.45
 1.46
 1.47
 1.48
 1.49
 1.50
 1.51
 1.52
---------------------------------------------------------------------------------------------------------------------------
  2     07/31/09    08/01/09    08/31/13        NAP           NAP         NAP        NAP                  NAP
 2.1
 2.2
 2.3
 2.4
 2.5
 2.6
 2.7
 2.8
 2.9
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
---------------------------------------------------------------------------------------------------------------------------
  3     08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  4     07/31/09    08/01/09    09/30/16        NAP           NAP         NAP        NAP                  NAP
 4.1
 4.2
 4.3
 4.4
 4.5
 4.6
 4.7
 4.8
 4.9
 4.10
 4.11
 4.12
 4.13
 4.14
 4.15
 4.16
 4.17
 4.18
 4.19
 4.20
 4.21
 4.22
 4.23
 4.24
 4.25
 4.26
 4.27
 4.28
 4.29
 4.30
 4.31
 4.32
 4.33
 4.34
 4.35
 4.36
 4.37
 4.38
 4.39
 4.40
 4.41
 4.42
 4.43
---------------------------------------------------------------------------------------------------------------------------
  5     07/31/09    08/01/09    10/31/16        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  6     07/31/09    08/01/09    12/31/10        NAP           NAP         NAP        NAP                  NAP
 6.1
 6.2
 6.3
 6.4
---------------------------------------------------------------------------------------------------------------------------
  7     08/10/09    08/11/09    03/10/13        NAP           NAP         NAP        NAP                  NAP
  8     08/05/09    08/06/09    04/05/14        NAP           NAP         NAP        NAP                  NAP
  9     07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
  10    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  11    06/30/09      NAP          NAP        07/01/09     02/29/12       NAP        NAP             Present Value
 11.1
 11.2
 11.3
 11.4
 11.5
 11.6
 11.7
 11.8
 11.9
11.10
11.11
11.12
11.13
11.14
11.15
11.16
11.17
11.18
11.19
11.20
---------------------------------------------------------------------------------------------------------------------------
  12    07/31/09    08/01/09    06/30/14        NAP           NAP         NAP        NAP                  NAP
  13    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
  14    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
  15    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
  16    08/05/09    08/06/09    05/05/12        NAP           NAP         NAP        NAP                  NAP
  17    07/31/09      NAP          NAP        08/01/09     03/31/17       NAP        NAP             Present Value
---------------------------------------------------------------------------------------------------------------------------
  18    07/31/09    08/01/09    04/30/12        NAP           NAP         NAP        NAP                  NAP
 18.1
 18.2
 18.3
 18.4
---------------------------------------------------------------------------------------------------------------------------
  19    07/31/09      NAP          NAP        08/01/09     03/31/17       NAP        NAP             Present Value
  20    07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
  21    07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
  22    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
  23    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
  24    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  25    07/31/09    08/01/09    11/30/16        NAP           NAP         NAP        NAP                  NAP
 25.1
 25.2
 25.3
---------------------------------------------------------------------------------------------------------------------------
  26    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 26.1
 26.2
 26.3
 26.4
 26.5
 26.6
 26.7
---------------------------------------------------------------------------------------------------------------------------
  27    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  28    07/31/09    08/01/09    04/30/12        NAP           NAP         NAP        NAP                  NAP
 28.1
 28.2
 28.3
 28.4
---------------------------------------------------------------------------------------------------------------------------
  29    07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  30    05/31/09      NAP          NAP        06/01/09     02/28/17       NAP        NAP             Present Value
 30.1
 30.2
 30.3
 30.4
 30.5
 30.6
 30.7
 30.8
 30.9
30.10
30.11
30.12
30.13
30.14
30.15
30.16
30.17
30.18
30.19
30.20
---------------------------------------------------------------------------------------------------------------------------
  31    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
  32    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
  33    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
  34    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
  35    08/10/09    08/11/09    02/10/16        NAP           NAP         NAP        NAP                  NAP
  36    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
  37    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
  38    08/05/09      NAP          NAP        08/06/09     01/05/17       NAP        NAP    Interest Differential (Monthly)
  39    06/30/10      NAP          NAP        07/01/10     04/30/17       NAP        NAP             Present Value
  40    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  41    08/05/09    08/06/09    11/05/13        NAP           NAP         NAP        NAP                  NAP
 41.1
 41.2
 41.3
---------------------------------------------------------------------------------------------------------------------------
  42    07/31/09      NAP          NAP        08/01/09     02/28/17       NAP        NAP             Present Value
  43    08/10/09    08/11/09    03/10/15        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  44    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 44.1
 44.2
 44.3
---------------------------------------------------------------------------------------------------------------------------
  45    08/05/09      NAP          NAP        08/06/09     04/05/17       NAP        NAP    Interest Differential (Monthly)
  46    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
  47    08/05/09      NAP          NAP        08/06/09     04/05/17       NAP        NAP    Interest Differential (Monthly)
  48    07/31/09    08/01/09    03/31/14        NAP           NAP         NAP        NAP                  NAP
  49    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
  50    07/31/09    08/01/09    04/30/17        NAP           NAP         NAP        NAP                  NAP
  51    07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
  52    08/05/09      NAP          NAP        08/06/09     01/05/17       NAP        NAP    Interest Differential (Monthly)
  53    07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
  54    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  55    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 55.1
 55.2
---------------------------------------------------------------------------------------------------------------------------
  56    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  57    07/31/09    08/01/09    11/30/16        NAP           NAP         NAP        NAP                  NAP
 57.1
 57.2
---------------------------------------------------------------------------------------------------------------------------
  58    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
  59    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
  60    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
  61    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
  62    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
  63    04/30/10    05/01/10    01/31/17        NAP           NAP         NAP        NAP                  NAP
  64    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
  65    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
  66    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
  67    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
  68    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
  69    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
  70    07/31/09      NAP          NAP        08/01/09     04/30/14       NAP        NAP             Present Value
  71    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
  72    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
  73    08/05/09    08/06/09    05/05/17        NAP           NAP         NAP        NAP                  NAP
  74    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
  75    07/31/09    08/01/09    11/30/16        NAP           NAP         NAP        NAP                  NAP
  76    07/31/09    08/01/09    01/31/14        NAP           NAP         NAP        NAP                  NAP
  77    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
  78    07/31/09    08/01/09    05/31/17        NAP           NAP         NAP        NAP                  NAP
  79    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
  80    07/31/09      NAP          NAP        08/01/09     11/30/16       NAP        NAP             Present Value
  81    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
  82    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
  83    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
  84    07/31/09      NAP          NAP        08/01/09     02/28/14       NAP        NAP         Interest Differential
  85    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
  86    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
  87    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  88    05/31/11      NAP          NAP        06/01/11     03/31/12       NAP        NAP             Present Value
 88.1
 88.2
 88.3
 88.4
 88.5
 88.6
 88.7
---------------------------------------------------------------------------------------------------------------------------
  89    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
  90    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
  91    07/31/10      NAP          NAP        08/01/10     05/31/17       NAP        NAP             Present Value
  92    08/10/09    08/11/09    01/10/14        NAP           NAP         NAP        NAP                  NAP
  93    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
  94    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 94.1
 94.2
---------------------------------------------------------------------------------------------------------------------------
  95    07/31/09    08/01/09    11/30/16        NAP           NAP         NAP        NAP                  NAP
  96    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
  97    07/31/09      NAP          NAP        08/01/09     03/31/17       NAP        NAP         Interest Differential
  98    08/05/09    08/06/09    02/05/22        NAP           NAP         NAP        NAP                  NAP
  99    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 100    08/05/09      NAP          NAP        08/06/09     04/05/17       NAP        NAP    Interest Differential (Monthly)
 101    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
 102    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 103    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 104    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
 105    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 106    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 107    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 108    08/05/09    08/06/09    11/05/16        NAP           NAP         NAP        NAP                  NAP
 109    08/05/09    08/06/09    11/05/16        NAP           NAP         NAP        NAP                  NAP
 110    07/31/10    08/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 111    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 112    08/05/09      NAP          NAP        08/06/09     05/05/17       NAP        NAP    Interest Differential (Monthly)
 113    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 114    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 115    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 116    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 117    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 118    05/31/10      NAP          NAP        06/01/10     02/28/17       NAP        NAP             Present Value
 119    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
 120    07/31/09    08/01/09    03/31/12        NAP           NAP         NAP        NAP                  NAP
120.1
120.2
---------------------------------------------------------------------------------------------------------------------------
 121    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 122    07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
 123    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
 124    06/30/09      NAP          NAP        07/01/09     04/30/17       NAP        NAP             Present Value
 125    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 126    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 127    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 128    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 129    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 130    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
 131    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 132    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 133    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 134    07/31/09    08/01/09    03/31/14        NAP           NAP         NAP        NAP                  NAP
 135    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 136    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
 137    08/05/09    08/06/09    11/05/16        NAP           NAP         NAP        NAP                  NAP
 138    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 139    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 140    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 141    04/30/09      NAP          NAP        05/01/09     12/31/11       NAP        NAP             Present Value
 142    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 143    08/05/09      NAP          NAP        08/06/09     04/05/17       NAP        NAP    Interest Differential (Monthly)
---------------------------------------------------------------------------------------------------------------------------
 144    06/30/09      NAP          NAP        07/01/09     02/29/12       NAP        NAP             Present Value
144.1
144.2
---------------------------------------------------------------------------------------------------------------------------
 145    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 146    06/30/10    07/01/10    12/31/16        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
 147    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
147.1
147.2
147.3
147.4
147.5
---------------------------------------------------------------------------------------------------------------------------
 148    08/05/09    08/06/09    02/05/12        NAP           NAP         NAP        NAP                  NAP
 149    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 150    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
 151    08/05/09      NAP          NAP        08/06/09     02/05/17       NAP        NAP    Interest Differential (Monthly)
 152    08/05/09      NAP          NAP        08/06/09     01/05/17       NAP        NAP    Interest Differential (Monthly)
 153    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 154    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 155    05/31/10      NAP          NAP        06/01/10     03/31/17       NAP        NAP             Present Value
 156    05/31/09      NAP          NAP        06/01/09     03/31/17       NAP        NAP             Present Value
 157    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 158    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 159    05/31/10      NAP          NAP        06/01/10     02/28/17       NAP        NAP             Present Value
 160    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 161    05/05/12      NAP          NAP        05/06/12     02/05/17       NAP        NAP    Interest Differential (Monthly)
 162    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 163    07/31/09    08/01/09    12/31/16        NAP           NAP         NAP        NAP                  NAP
 164    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 165    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 166    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 167    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 168    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 169    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
 170    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 171    08/05/09      NAP          NAP        08/06/09     03/05/17       NAP        NAP         PV Yield Differential
 172    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
 173    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 174    07/31/09    08/01/09    09/30/18        NAP           NAP         NAP        NAP                  NAP
 175    08/05/09    08/06/09    05/05/17        NAP           NAP         NAP        NAP                  NAP
 176    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 177    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 178    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 179    07/31/09      NAP          NAP        08/01/09     02/28/17       NAP        NAP         Interest Differential
 180    07/31/09    08/01/09    02/28/14        NAP           NAP         NAP        NAP                  NAP
 181    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 182    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
 183    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 184    09/30/11      NAP          NAP        10/01/11     07/31/16       NAP        NAP             Present Value
 185    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 186    06/30/10      NAP          NAP        07/01/10     04/30/17       NAP        NAP             Present Value
 187    07/31/10    08/01/10    01/31/17        NAP           NAP         NAP        NAP                  NAP
 188    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 189    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
 190    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 191    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
 192    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 193    09/30/09      NAP          NAP        10/01/09     06/30/12       NAP        NAP             Present Value
 194    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 195    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 196    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 197    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 198    08/05/09      NAP          NAP        08/06/09     03/05/17       NAP        NAP    Interest Differential (Monthly)
 199    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 200    05/31/10      NAP          NAP        06/01/10     02/28/17       NAP        NAP             Present Value
 201    05/31/09      NAP          NAP        06/01/09     03/31/17       NAP        NAP             Present Value
 202    07/31/09    08/01/09    02/29/12        NAP           NAP         NAP        NAP                  NAP
 203    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 204    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 205    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 206    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 207    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 208    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 209    05/31/10      NAP          NAP        06/01/10     03/31/17       NAP        NAP             Present Value
 210    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 211    04/30/09      NAP          NAP        05/01/09     02/28/17       NAP        NAP             Present Value
 212    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 213    04/30/12      NAP          NAP        05/01/12     01/31/17       NAP        NAP             Present Value
 214    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 215    08/05/09    08/06/09    01/05/17        NAP           NAP         NAP        NAP                  NAP
 216    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 217    08/05/09      NAP          NAP        08/06/09     04/05/17       NAP        NAP    Interest Differential (Monthly)
 218    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 219    04/30/09      NAP          NAP        05/01/09     02/28/17       NAP        NAP         Interest Differential
 220    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 221    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
 222    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 223    05/31/10    06/01/10    02/28/17        NAP           NAP         NAP        NAP                  NAP
 224    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 225    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 226    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 227    08/05/09      NAP          NAP        08/06/09     03/05/17       NAP        NAP    Interest Differential (Monthly)
 228    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 229    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 230    08/05/09    08/06/09    05/05/17        NAP           NAP         NAP        NAP                  NAP
 231    08/05/09    08/06/09    05/05/17        NAP           NAP         NAP        NAP                  NAP
 232    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 233    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
 234    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
234.1
234.2
234.3
---------------------------------------------------------------------------------------------------------------------------
 235    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 236    06/30/09      NAP          NAP        07/01/09     06/30/12       NAP        NAP             Present Value
 237    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 238    05/31/10      NAP          NAP        06/01/10     03/31/17       NAP        NAP             Present Value
 239    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 240    04/30/10      NAP          NAP        05/01/10     02/28/17       NAP        NAP             Present Value
 241    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 242    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 243    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 244    08/10/09    08/11/09    07/10/16        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
 245    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
 246    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
---------------------------------------------------------------------------------------------------------------------------
 247    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 248    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 249    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 250    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 251    08/05/09      NAP          NAP        08/06/09     01/05/17       NAP        NAP         PV Yield Differential
 252    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 253    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 254    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 255    04/30/10      NAP          NAP        05/01/10     02/28/17       NAP        NAP             Present Value
 256    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 257    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 258    08/05/09      NAP          NAP        08/06/09     02/05/17       NAP        NAP    Interest Differential (Monthly)
 259    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 260    05/31/10      NAP          NAP        06/01/10     03/31/17       NAP        NAP             Present Value
 261    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 262    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 263    07/31/09    08/01/09    05/31/11        NAP           NAP         NAP        NAP                  NAP
 264    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 265    07/31/09      NAP          NAP        08/01/09     05/31/12       NAP        NAP             Present Value
 266    08/05/09    08/06/09    12/05/16        NAP           NAP         NAP        NAP                  NAP
 267    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
 268    08/05/09    08/06/09    03/05/17        NAP           NAP         NAP        NAP                  NAP
 269    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 270    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 271    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 272    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 273    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 274    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 275    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 276    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 277    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 278    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 279    04/30/10      NAP          NAP        05/01/10     02/28/17       NAP        NAP             Present Value
 280    07/31/09    08/01/09    06/30/17        NAP           NAP         NAP        NAP                  NAP
 281    04/30/10      NAP          NAP        05/01/10     02/28/17       NAP        NAP             Present Value
 282    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 283    05/31/10    06/01/10    02/28/17        NAP           NAP         NAP        NAP                  NAP
 284    05/31/10    06/01/10    02/28/17        NAP           NAP         NAP        NAP                  NAP
 285    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 286    06/30/10      NAP          NAP        07/01/10     04/30/17       NAP        NAP             Present Value
 287    05/31/10      NAP          NAP        06/01/10     03/31/17       NAP        NAP             Present Value
 288    07/31/09    08/01/09    02/29/12        NAP           NAP         NAP        NAP                  NAP
 289    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 290    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 291    08/10/09    08/11/09    01/10/16        NAP           NAP         NAP        NAP                  NAP
 292    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 293    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 294    05/31/11      NAP          NAP        06/01/11     03/31/17       NAP        NAP             Present Value
 295    07/31/09    08/01/09    01/31/22        NAP           NAP         NAP        NAP                  NAP
 296    04/30/09      NAP          NAP        05/01/09     02/28/17       NAP        NAP             Present Value
 297    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 298    08/05/09    08/06/09    04/05/17        NAP           NAP         NAP        NAP                  NAP
 299    06/30/10    07/01/10    03/31/17        NAP           NAP         NAP        NAP                  NAP
 300    05/31/11      NAP          NAP        06/01/11     03/31/17       NAP        NAP             Present Value
 301    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 302    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP
 303    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 304    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 305    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 306    08/05/09    08/06/09    02/05/17        NAP           NAP         NAP        NAP                  NAP
 307    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 308    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 309    05/31/10    06/01/10    02/28/17        NAP           NAP         NAP        NAP                  NAP
 310    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 311    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 312    07/31/09    08/01/09    03/31/17        NAP           NAP         NAP        NAP                  NAP
 313    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 314    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 315    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 316    07/31/09    08/01/09    02/28/17        NAP           NAP         NAP        NAP                  NAP
 317    07/31/10    08/01/10    04/30/17        NAP           NAP         NAP        NAP                  NAP
 318    07/31/09      NAP          NAP        08/01/09     05/31/12       NAP        NAP             Present Value
 319    07/31/09    08/01/09    01/31/17        NAP           NAP         NAP        NAP                  NAP

                                  YIELD
                               MAINTENANCE
                                INTEREST
                                  RATE
                YIELD           CONVERTED          YIELD
             MAINTENANCE       TO MONTHLY       MAINTENANCE
 LOAN         INTEREST          MORTGAGE        DISCOUNTING      PROPERTY   PROPERTY
NUMBER          RATE              RATE            HORIZON          SIZE    SIZE TYPE           YEAR BUILT
------------------------------------------------------------------------------------------------------------------

  1     Treasury Flat + 0.25%      Yes           Specified      7,297,943      SF
 1.1                                                              245,774      SF              1997-2002
 1.2                                                              260,797      SF                 1991
 1.3                                                              227,209      SF                 1985
 1.4                                                              307,716      SF                 1998
 1.5                                                              312,546      SF                 1996
 1.6                                                              273,307      SF                 1985
 1.7                                                              281,244      SF                 1994
 1.8                                                              240,560      SF                 1990
 1.9                                                              272,385      SF                 1998
 1.10                                                             227,085      SF                 2001
 1.11                                                             108,565      SF                 2001
 1.12                                                             217,619      SF              1958, 1999
 1.13                                                             132,745      SF                 2002
 1.14                                                             271,729      SF                 1999
 1.15                                                             149,658      SF                 1987
 1.16                                                             126,486      SF                 1983
 1.17                                                             186,212      SF                 1999
 1.18                                                             130,609      SF              2002, 2006
 1.19                                                             152,667      SF              1981, 1991
 1.20                                                             119,197      SF                 2000
 1.21                                                             243,176      SF                 1973
 1.22                                                             158,222      SF                 2002
 1.23                                                              89,627      SF                 2003
 1.24                                                              82,441      SF                 2003
 1.25                                                             104,460      SF                 1990
 1.26                                                             204,216      SF              1959, 1962
 1.27                                                             121,766      SF                 1974
 1.28                                                              71,430      SF                 2002
 1.29                                                              66,539      SF                 1994
 1.30                                                              98,317      SF                 2001
 1.31                                                              69,471      SF                 2001
 1.32                                                             137,757      SF                 1999
 1.33                                                             125,653      SF                 1999
 1.34                                                              90,566      SF                 2003
 1.35                                                              83,929      SF                 1987
 1.36                                                              95,229      SF                 1980
 1.37                                                             117,723      SF                 1985
 1.38                                                              93,643      SF                 1989
 1.39                                                              70,555      SF                 1990
 1.40                                                             128,210      SF              1990-1992
 1.41                                                              75,492      SF                 1994
 1.42                                                              73,271      SF                 2002
 1.43                                                              67,721      SF                 2003
 1.44                                                              76,512      SF                 2002
 1.45                                                              62,840      SF                 2003
 1.46                                                              60,712      SF                 1997
 1.47                                                              67,475      SF                 1991
 1.48                                                              73,986      SF                 1997
 1.49                                                              68,927      SF                 1994
 1.50                                                              66,986      SF                 1994
 1.51                                                              49,097      SF                 2002
 1.52                                                              57,884      SF                 2002
------------------------------------------------------------------------------------------------------------------
  2              NAP               NAP              NAP         4,193,824      SF
 2.1                                                              478,467      SF                 1978
 2.2                                                              669,650      SF                 1963
 2.3                                                              370,783      SF                 1967
 2.4                                                              221,330      SF                 1975
 2.5                                                              181,106      SF                 1988
 2.6                                                              218,540      SF              1993-1994
 2.7                                                              601,617      SF              1972-1985
 2.8                                                              186,100      SF                 1989
 2.9                                                              177,622      SF              1993-1995
 2.10                                                             110,405      SF                 1967
 2.11                                                             225,843      SF                 1965
 2.12                                                             232,956      SF           1982, 1991, 1993
 2.13                                                             191,220      SF                 1985
 2.14                                                             211,784      SF              1968-1994
 2.15                                                             116,401      SF              1963, 1986
------------------------------------------------------------------------------------------------------------------
  3              NAP               NAP              NAP           439,211      SF                 2000
------------------------------------------------------------------------------------------------------------------
  4              NAP               NAP              NAP               951    Units
 4.1                                                                   43    Units                1923
 4.2                                                                   31    Units                1913
 4.3                                                                   25    Units                1909
 4.4                                                                   25    Units                1910
 4.5                                                                   22    Units                1887
 4.6                                                                   24    Units                1911
 4.7                                                                   31    Units                1914
 4.8                                                                   45    Units                1920
 4.9                                                                   38    Units                1909
 4.10                                                                  25    Units                1914
 4.11                                                                  22    Units                1912
 4.12                                                                  16    Units                1897
 4.13                                                                  38    Units                1924
 4.14                                                                  21    Units                1897
 4.15                                                                  18    Units                1897
 4.16                                                                  38    Units                1924
 4.17                                                                  31    Units                1923
 4.18                                                                  40    Units                1921
 4.19                                                                  21    Units                1907
 4.20                                                                  19    Units                1913
 4.21                                                                  21    Units                1914
 4.22                                                                  35    Units                1912
 4.23                                                                  19    Units                1907
 4.24                                                                  19    Units                1911
 4.25                                                                  21    Units                1912
 4.26                                                                  41    Units                1913
 4.27                                                                  29    Units                1907
 4.28                                                                  27    Units                1907
 4.29                                                                   6    Units                1912
 4.30                                                                  13    Units                1912
 4.31                                                                   6    Units                1903
 4.32                                                                   6    Units                1903
 4.33                                                                   6    Units                1909
 4.34                                                                   6    Units                1906
 4.35                                                                   6    Units                1903
 4.36                                                                   6    Units                1908
 4.37                                                                  12    Units                1895
 4.38                                                                  12    Units                1910
 4.39                                                                  19    Units                1909
 4.40                                                                  18    Units                1897
 4.41                                                                  18    Units                1908
 4.42                                                                  23    Units                1897
 4.43                                                                   9    Units                1905
------------------------------------------------------------------------------------------------------------------
  5              NAP               NAP              NAP           559,983      SF                 1991
------------------------------------------------------------------------------------------------------------------
  6              NAP               NAP              NAP         1,989,759      SF
 6.1                                                            1,606,435      SF                 1959
 6.2                                                              199,362      SF                 1961
 6.3                                                              169,918      SF                 1983
 6.4                                                               14,044      SF                 1989
------------------------------------------------------------------------------------------------------------------
  7              NAP               NAP              NAP           472,844      SF                 1992
  8              NAP               NAP              NAP           435,358      SF                 1972
  9              NAP               NAP              NAP               314    Rooms                2000
  10             NAP               NAP              NAP           277,362      SF              1999, 2000
------------------------------------------------------------------------------------------------------------------
  11    Treasury Flat + 0.50%      No            Maturity       1,219,644      SF
 11.1                                                              88,784      SF                 1996
 11.2                                                              70,050      SF                 1994
 11.3                                                              71,140      SF                 1998
 11.4                                                              94,500      SF                 1998
 11.5                                                              94,500      SF                 1996
 11.6                                                              71,264      SF                 1989
 11.7                                                              67,104      SF                 1987
 11.8                                                              64,500      SF                 1994
 11.9                                                             103,892      SF                 1987
11.10                                                              38,845      SF                 2000
11.11                                                              50,891      SF                 1988
11.12                                                              63,112      SF                 1999
11.13                                                              47,628      SF                 2000
11.14                                                              34,615      SF                 1998
11.15                                                              52,050      SF                 1989
11.16                                                              37,520      SF                 1987
11.17                                                              52,224      SF                 1987
11.18                                                              15,000      SF                 1999
11.19                                                              59,334      SF                 1987
11.20                                                              42,691      SF                 1987
------------------------------------------------------------------------------------------------------------------
  12             NAP               NAP              NAP         1,567,592      SF                 1907
  13             NAP               NAP              NAP           216,578      SF                 1949
  14             NAP               NAP              NAP           239,912      SF              2000-2003
  15             NAP               NAP              NAP           294,418      SF                 1954
  16             NAP               NAP              NAP           270,369      SF                 1993
  17        Treasury Flat          Yes           Specified        203,218      SF                 1990
------------------------------------------------------------------------------------------------------------------
  18             NAP               NAP              NAP         1,195,103      SF
 18.1                                                             483,156      SF              1990-1998
 18.2                                                             260,620      SF             1982 & 1992
 18.3                                                             223,027      SF                 1978
 18.4                                                             228,300      SF                 1988
------------------------------------------------------------------------------------------------------------------
  19        Treasury Flat          Yes           Specified        263,137      SF                 1990
  20             NAP               NAP              NAP               176    Rooms                1999
  21             NAP               NAP              NAP               175    Rooms                2002
  22             NAP               NAP              NAP           386,351      SF                 1985
  23             NAP               NAP              NAP           197,000      SF                 1988
  24             NAP               NAP              NAP           177,933      SF                 1987
------------------------------------------------------------------------------------------------------------------
  25             NAP               NAP              NAP           601,979      SF
 25.1                                                             270,467      SF                 1940
 25.2                                                             221,512      SF                 1946
 25.3                                                             110,000      SF                 1941
------------------------------------------------------------------------------------------------------------------
  26             NAP               NAP              NAP             1,032    Units
 26.1                                                                 308    Units             1970-1972
 26.2                                                                 200    Units                1973
 26.3                                                                 128    Units                1973
 26.4                                                                 100    Units                1972
 26.5                                                                  96    Units                1970
 26.6                                                                 100    Units                1973
 26.7                                                                 100    Units                1973
------------------------------------------------------------------------------------------------------------------
  27             NAP               NAP              NAP           420,610      SF             2004 - 2007
------------------------------------------------------------------------------------------------------------------
  28             NAP               NAP              NAP         1,162,857      SF
 28.1                                                             407,352      SF                 1974
 28.2                                                             348,249      SF                 1981
 28.3                                                             280,706      SF                 1988
 28.4                                                             126,550      SF                 1988
------------------------------------------------------------------------------------------------------------------
  29             NAP               NAP              NAP               188    Rooms                1891
------------------------------------------------------------------------------------------------------------------
  30        Treasury Flat          Yes           Maturity       2,302,827      SF
 30.1                                                             500,000      SF             1968 & 1973
 30.2                                                             251,685      SF                 1972
 30.3                                                             175,275      SF                 1973
 30.4                                                             161,350      SF                 1970
 30.5                                                             118,320      SF                 1976
 30.6                                                             102,400      SF                 1969
 30.7                                                              97,716      SF                 1973
 30.8                                                             144,000      SF                 1978
 30.9                                                             121,345      SF                 1967
30.10                                                              94,500      SF                 1978
30.11                                                              86,072      SF                 1968
30.12                                                              80,000      SF                 1985
30.13                                                              81,639      SF                 1968
30.14                                                              75,000      SF                 1972
30.15                                                              58,560      SF                 1976
30.16                                                              42,000      SF                 1981
30.17                                                              42,000      SF                 1979
30.18                                                              32,400      SF                 1979
30.19                                                              28,380      SF                 1976
30.20                                                              10,185      SF                 1976
------------------------------------------------------------------------------------------------------------------
  31             NAP               NAP              NAP            74,391      SF                 1999
  32             NAP               NAP              NAP           178,734      SF                 1980
  33             NAP               NAP              NAP           102,889      SF                 1968
  34             NAP               NAP              NAP           151,198      SF             2006 - 2007
  35             NAP               NAP              NAP            83,394      SF                 2005
  36             NAP               NAP              NAP            97,976      SF                 2002
  37             NAP               NAP              NAP           149,964      SF                 2005
  38        Treasury Flat          Yes           Maturity             660    Units                1984
  39        Treasury Flat          Yes           Maturity             352    Units                1999
  40             NAP               NAP              NAP           121,172      SF                 1992
------------------------------------------------------------------------------------------------------------------
  41             NAP               NAP              NAP           215,288      SF
 41.1                                                              82,228      SF                 1984
 41.2                                                              81,760      SF                 1985
 41.3                                                              51,300      SF                 1985
------------------------------------------------------------------------------------------------------------------
  42        Treasury Flat          Yes           Specified        218,649      SF             1973 & 1983
  43             NAP               NAP              NAP               129    Units                2005
------------------------------------------------------------------------------------------------------------------
  44             NAP               NAP              NAP            87,519      SF
 44.1                                                              52,400      SF                 1987
 44.2                                                              17,442      SF                 2006
 44.3                                                              17,677      SF                 2005
------------------------------------------------------------------------------------------------------------------
  45        Treasury Flat          Yes           Maturity         181,372      SF              1980-2001
  46             NAP               NAP              NAP            88,592      SF                 2006
  47        Treasury Flat          Yes           Maturity         176,000      SF                 1998
  48             NAP               NAP              NAP           111,251      SF                 1995
  49             NAP               NAP              NAP            16,000      SF                 1900
  50             NAP               NAP              NAP           102,230      SF                 2000
  51             NAP               NAP              NAP               198    Rooms                2004
  52        Treasury Flat          Yes           Maturity             205    Rooms       1964-1977, 1979 & 2005
  53             NAP               NAP              NAP               717    Units                1973
  54             NAP               NAP              NAP            41,050      SF                 1995
------------------------------------------------------------------------------------------------------------------
  55             NAP               NAP              NAP               190    Rooms
 55.1                                                                  95    Rooms                1999
 55.2                                                                  95    Rooms                1999
------------------------------------------------------------------------------------------------------------------
  56             NAP               NAP              NAP               107    Rooms                1998
------------------------------------------------------------------------------------------------------------------
  57             NAP               NAP              NAP           193,029      SF
 57.1                                                              96,755      SF                 1997
 57.2                                                              96,274      SF                 1996
------------------------------------------------------------------------------------------------------------------
  58             NAP               NAP              NAP           121,660      SF                 1989
  59             NAP               NAP              NAP               140    Rooms                1924
  60             NAP               NAP              NAP           201,565      SF              1984-1990
  61             NAP               NAP              NAP           125,480      SF                 1999
  62             NAP               NAP              NAP            36,535      SF                 2003
  63             NAP               NAP              NAP           169,989      SF                 2002
  64             NAP               NAP              NAP           109,887      SF                 1973
  65             NAP               NAP              NAP               264    Units             1985-1986
  66             NAP               NAP              NAP           135,409      SF                 1969
  67             NAP               NAP              NAP           158,764      SF                 1955
  68             NAP               NAP              NAP           119,637      SF                 2001
  69             NAP               NAP              NAP            64,568      SF                 1982
  70        Treasury Flat          Yes           Specified         83,162      SF                 1971
  71             NAP               NAP              NAP            75,318      SF                 2002
  72             NAP               NAP              NAP               152    Rooms                1986
  73             NAP               NAP              NAP            76,461      SF                 1993
  74             NAP               NAP              NAP           119,161      SF             1995 & 1997
  75             NAP               NAP              NAP           106,628      SF                 1998
  76             NAP               NAP              NAP           122,091      SF                 1982
  77             NAP               NAP              NAP            51,146      SF                 1982
  78             NAP               NAP              NAP               367    Units                1977
  79             NAP               NAP              NAP               253    Rooms                1952
  80        Treasury Flat          Yes           Specified        101,977      SF                 2001
  81             NAP               NAP              NAP            56,073      SF                 2007
  82             NAP               NAP              NAP           108,461      SF                 2005
  83             NAP               NAP              NAP               258    Units                1989
  84        Treasury Flat          Yes           Specified            288    Units                1979
  85             NAP               NAP              NAP               130    Rooms                1988
  86             NAP               NAP              NAP           150,270      SF             1968 & 1990
  87             NAP               NAP              NAP            24,977      SF                 2007
------------------------------------------------------------------------------------------------------------------
  88        Treasury Flat          Yes           Maturity          19,093      SF
 88.1                                                               2,780      SF                 2006
 88.2                                                               3,439      SF                 2002
 88.3                                                               3,360      SF                 1999
 88.4                                                               2,842      SF                 1998
 88.5                                                               1,899      SF                 1990
 88.6                                                               2,746      SF                 1996
 88.7                                                               2,027      SF                 1967
------------------------------------------------------------------------------------------------------------------
  89             NAP               NAP              NAP            61,505      SF                 2005
  90             NAP               NAP              NAP            86,000      SF                 2002
  91        Treasury Flat          No            Maturity          57,489      SF                 1948
  92             NAP               NAP              NAP            70,661      SF                 1928
  93             NAP               NAP              NAP           205,904      SF                 1985
------------------------------------------------------------------------------------------------------------------
  94             NAP               NAP              NAP            91,920      SF
 94.1                                                              54,608      SF                 2005
 94.2                                                              37,312      SF                 2000
------------------------------------------------------------------------------------------------------------------
  95             NAP               NAP              NAP            98,641      SF                 2000
  96             NAP               NAP              NAP           157,312      SF                 1970
  97        Treasury Flat          No            Maturity          58,142      SF                 1997
  98             NAP               NAP              NAP            52,500      SF                 2005
  99             NAP               NAP              NAP            64,200      SF                 2004
 100        Treasury Flat          Yes           Maturity          57,143      SF                 2003
 101             NAP               NAP              NAP           124,220      SF                 1983
 102             NAP               NAP              NAP            82,134      SF                 1971
 103             NAP               NAP              NAP               104    Rooms                2000
 104             NAP               NAP              NAP               136    Units                1981
 105             NAP               NAP              NAP            87,143      SF                 1990
 106             NAP               NAP              NAP            46,940      SF                 1988
 107             NAP               NAP              NAP            51,393      SF                 1984
 108             NAP               NAP              NAP            82,213      SF                 1990
 109             NAP               NAP              NAP            98,175      SF                 1985
 110             NAP               NAP              NAP               100    Rooms                2006
 111             NAP               NAP              NAP            57,304      SF                 1986
 112        Treasury Flat          Yes           Maturity         126,901      SF                 1974
 113             NAP               NAP              NAP            52,810      SF             1902 & 1908
 114             NAP               NAP              NAP            54,266      SF                 1982
 115             NAP               NAP              NAP            56,932      SF                 2004
 116             NAP               NAP              NAP            74,688      SF              1955, 1961
 117             NAP               NAP              NAP                65    Units                1900
 118        Treasury Flat          Yes           Maturity          99,402      SF                 1986
 119             NAP               NAP              NAP               232    Units                1972
------------------------------------------------------------------------------------------------------------------
 120             NAP               NAP              NAP               340    Units
120.1                                                                 144    Units                1968
120.2                                                                 196    Units             1974, 1976
------------------------------------------------------------------------------------------------------------------
 121             NAP               NAP              NAP            54,067      SF                 1985
 122             NAP               NAP              NAP                99    Rooms                2000
 123             NAP               NAP              NAP           101,907      SF                 1991
 124        Treasury Flat          No            Maturity         176,300      SF                 1973
 125             NAP               NAP              NAP            33,954      SF                 1997
 126             NAP               NAP              NAP            70,856      SF                 1981
 127             NAP               NAP              NAP            52,326      SF                 1973
 128             NAP               NAP              NAP           125,357      SF                 1994
 129             NAP               NAP              NAP            53,798      SF                 1971
 130             NAP               NAP              NAP            26,829      SF                 2006
 131             NAP               NAP              NAP            48,422      SF                 1959
 132             NAP               NAP              NAP            89,008      SF                 2007
 133             NAP               NAP              NAP            34,453      SF                 1991
 134             NAP               NAP              NAP               213    Units                1983
 135             NAP               NAP              NAP           144,021      SF             1979 - 2004
 136             NAP               NAP              NAP            60,589      SF                 1997
 137             NAP               NAP              NAP                88    Units                1985
 138             NAP               NAP              NAP            55,001      SF                 2003
 139             NAP               NAP              NAP            38,567      SF                 1982
 140             NAP               NAP              NAP            32,056      SF                 1912
 141        Treasury Flat          No            Maturity          86,072      SF                 2001
 142             NAP               NAP              NAP            14,398      SF                 2003
 143        Treasury Flat          Yes           Maturity             129    Rooms                2001
------------------------------------------------------------------------------------------------------------------
 144    Treasury Flat + 0.50%      No            Maturity         204,031      SF
144.1                                                             101,736      SF                 1984
144.2                                                             102,295      SF                 1973
------------------------------------------------------------------------------------------------------------------
 145             NAP               NAP              NAP            87,467      SF                 1972
 146             NAP               NAP              NAP            93,340      SF                 2002
------------------------------------------------------------------------------------------------------------------
 147             NAP               NAP              NAP            60,888      SF
147.1                                                               5,113      SF                 2005
147.2                                                              12,480      SF                 1980
147.3                                                               4,282      SF                 2006
147.4                                                               3,884      SF                 2005
147.5                                                              35,129      SF                 2006
------------------------------------------------------------------------------------------------------------------
 148             NAP               NAP              NAP               108    Rooms                1986
 149             NAP               NAP              NAP            23,054      SF                 1996
 150             NAP               NAP              NAP               272    Units             1977-1979
 151        Treasury Flat          Yes           Maturity             120    Rooms                1987
 152        Treasury Flat          Yes           Maturity             186    Units             1972-1973
 153             NAP               NAP              NAP            48,654      SF              2005-2006
 154             NAP               NAP              NAP               129    Rooms                1999
 155        Treasury Flat          Yes           Maturity         184,935      SF              1968, 1989
 156        Treasury Flat          Yes           Maturity         296,965      SF              1954-1968
 157             NAP               NAP              NAP            46,533      SF                 1988
 158             NAP               NAP              NAP                95    Rooms                1999
 159        Treasury Flat          Yes           Maturity              87    Rooms                1999
 160             NAP               NAP              NAP                48    Units                1955
 161        Treasury Flat          Yes           Maturity          28,500      SF                 1996
 162             NAP               NAP              NAP            42,000      SF                 1999
 163             NAP               NAP              NAP            33,750      SF                 1979
 164             NAP               NAP              NAP            81,200      SF                 2006
 165             NAP               NAP              NAP            78,550      SF                 1974
 166             NAP               NAP              NAP            66,912      SF                 1988
 167             NAP               NAP              NAP               140    Units                1990
 168             NAP               NAP              NAP            64,574      SF                 1985
 169             NAP               NAP              NAP            21,011      SF                 1948
 170             NAP               NAP              NAP            74,736      SF                 1996
 171        Treasury Flat          Yes              WAL                14    Units                1906
 172             NAP               NAP              NAP            60,748      SF                 1997
 173             NAP               NAP              NAP            29,862      SF                 2006
 174             NAP               NAP              NAP            72,621      SF                 1998
 175             NAP               NAP              NAP                75    Rooms                2000
 176             NAP               NAP              NAP                86    Rooms                1991
 177             NAP               NAP              NAP            38,098      SF                 1994
 178             NAP               NAP              NAP            42,046      SF                 2006
 179        Treasury Flat          No            Maturity          14,153      SF                 2006
 180             NAP               NAP              NAP            27,555      SF                 2006
 181             NAP               NAP              NAP               128    Units                1973
 182             NAP               NAP              NAP            46,876      SF                 1999
 183             NAP               NAP              NAP            18,247      SF                 2003
 184        Treasury Flat          Yes           Maturity             235    Units                1971
 185             NAP               NAP              NAP            36,367      SF                 1996
 186        Treasury Flat          No            Maturity             150    Units                1972
 187             NAP               NAP              NAP            87,435      SF                 2000
 188             NAP               NAP              NAP               177    Units                1970
 189             NAP               NAP              NAP            48,327      SF                 1977
 190             NAP               NAP              NAP            49,996      SF                 1980
 191             NAP               NAP              NAP                99    Rooms                1988
 192             NAP               NAP              NAP            11,378      SF                 2007
 193        Treasury Flat          No       Maturity (Note 14)        136    Rooms                2001
 194             NAP               NAP              NAP            42,451      SF                 1999
 195             NAP               NAP              NAP               126    Rooms                1999
 196             NAP               NAP              NAP            98,499      SF              1979-1980
 197             NAP               NAP              NAP                87    Rooms                1985
 198        Treasury Flat          Yes           Maturity         107,400      SF                 1993
 199             NAP               NAP              NAP           106,327      SF                 1968
 200        Treasury Flat          Yes           Maturity              68    Rooms                2005
 201        Treasury Flat          Yes           Specified        129,885      SF                 2003
 202             NAP               NAP              NAP            40,320      SF                 2006
 203             NAP               NAP              NAP            56,551      SF             1983 & 1985
 204             NAP               NAP              NAP            25,700      SF                 2002
 205             NAP               NAP              NAP           179,248      SF     1924, 1936, 1943, 1954, 1957
 206             NAP               NAP              NAP                96    Units                1998
 207             NAP               NAP              NAP             8,104      SF                 2001
 208             NAP               NAP              NAP            53,334      SF                 1983
 209        Treasury Flat          Yes           Maturity          22,241      SF                 2005
 210             NAP               NAP              NAP                72    Rooms                1995
 211        Treasury Flat          Yes           Maturity          36,548      SF                 1885
 212             NAP               NAP              NAP            24,012      SF                 2006
 213        Treasury Flat          Yes           Maturity              70    Rooms                2005
 214             NAP               NAP              NAP            33,752      SF                 1987
 215             NAP               NAP              NAP            22,069      SF                 1973
 216             NAP               NAP              NAP                74    Rooms                2006
 217        Treasury Flat          Yes           Maturity         100,100      SF                 1988
 218             NAP               NAP              NAP               145    Rooms                1950
 219        Treasury Flat          No            Maturity          11,082      SF                 2006
 220             NAP               NAP              NAP               144    Units             1967-1972
 221             NAP               NAP              NAP            45,976      SF                 2004
 222             NAP               NAP              NAP            46,500      SF                 2002
 223             NAP               NAP              NAP                97    Units                1999
 224             NAP               NAP              NAP                61    Units                1965
 225             NAP               NAP              NAP            26,826      SF                 1982
 226             NAP               NAP              NAP               121    Rooms                1997
 227        Treasury Flat          Yes           Maturity              40    Rooms                2000
 228             NAP               NAP              NAP            30,836      SF                 1972
 229             NAP               NAP              NAP            61,215      SF                 2000
 230             NAP               NAP              NAP            30,686      SF             2006 & 2007
 231             NAP               NAP              NAP            20,444      SF                 2006
 232             NAP               NAP              NAP               110    Rooms                1995
 233             NAP               NAP              NAP               109    Units             1997-1998
------------------------------------------------------------------------------------------------------------------
 234             NAP               NAP              NAP               113    Units
234.1                                                                  49    Units             1938-1940
234.2                                                                  31    Units             1968-1971
234.3                                                                  33    Units                1927
------------------------------------------------------------------------------------------------------------------
 235             NAP               NAP              NAP                82    Rooms                1986
 236        Treasury Flat          Yes           Maturity          44,496      SF                 1989
 237             NAP               NAP              NAP            61,978      SF                 1964
 238        Treasury Flat          Yes           Maturity          13,650      SF                 2003
 239             NAP               NAP              NAP            16,111      SF                 1760
 240        Treasury Flat          Yes           Maturity          42,415      SF                 1997
 241             NAP               NAP              NAP            22,524      SF                 1999
 242             NAP               NAP              NAP            31,100      SF                 2006
 243             NAP               NAP              NAP            19,249      SF                 2006
 244             NAP               NAP              NAP            21,908      SF                 2004
------------------------------------------------------------------------------------------------------------------
 245             NAP               NAP              NAP                61    Units                1974
 246             NAP               NAP              NAP                48    Units                1961
------------------------------------------------------------------------------------------------------------------
 247             NAP               NAP              NAP            28,244      SF                 1940
 248             NAP               NAP              NAP            19,239      SF                 2003
 249             NAP               NAP              NAP            18,822      SF              1952, 1965
 250             NAP               NAP              NAP                74    Rooms                1997
 251        Treasury Flat          Yes              WAL            16,990      SF              1888-1906
 252             NAP               NAP              NAP               147    Units                1975
 253             NAP               NAP              NAP            14,490      SF                 2002
 254             NAP               NAP              NAP            41,400      SF                 1997
 255        Treasury Flat          Yes           Maturity          16,130      SF                 2006
 256             NAP               NAP              NAP            14,820      SF                 2006
 257             NAP               NAP              NAP               187    Units                1969
 258        Treasury Flat          Yes           Maturity          13,560      SF                 2001
 259             NAP               NAP              NAP               140    Units                1974
 260        Treasury Flat          Yes           Maturity          16,800      SF             1998 & 2002
 261             NAP               NAP              NAP                64    Rooms                1998
 262             NAP               NAP              NAP            23,252      SF                 1954
 263             NAP               NAP              NAP               135    Units                1963
 264             NAP               NAP              NAP                96    Units                1969
 265        Treasury Flat          Yes           Maturity             170    Units                1972
 266             NAP               NAP              NAP            17,949      SF                 1995
 267             NAP               NAP              NAP            48,965      SF                 1975
 268             NAP               NAP              NAP                72    Rooms                1974
 269             NAP               NAP              NAP                36    Units                1930
 270             NAP               NAP              NAP            14,863      SF                 1989
 271             NAP               NAP              NAP            65,630      SF                 1970
 272             NAP               NAP              NAP            23,003      SF                 2007
 273             NAP               NAP              NAP            22,000      SF                 2006
 274             NAP               NAP              NAP             5,547      SF                 2006
 275             NAP               NAP              NAP               102    Units                1974
 276             NAP               NAP              NAP             9,226      SF                 1984
 277             NAP               NAP              NAP            11,250      SF                 2001
 278             NAP               NAP              NAP               102    Units                1948
 279        Treasury Flat          Yes           Maturity           6,070      SF                 2004
 280             NAP               NAP              NAP            18,532      SF                 1909
 281        Treasury Flat          Yes           Maturity          34,044      SF                 1985
 282             NAP               NAP              NAP            19,526      SF                 1972
 283             NAP               NAP              NAP            12,502      SF                 2006
 284             NAP               NAP              NAP            15,157      SF                 2000
 285             NAP               NAP              NAP            32,100      SF                 2001
 286        Treasury Flat          No            Maturity              93    Units             1967, 1968
 287        Treasury Flat          Yes           Maturity          22,670      SF                 2005
 288             NAP               NAP              NAP               114    Units                1957
 289             NAP               NAP              NAP            55,000      SF                 2006
 290             NAP               NAP              NAP            21,000      SF                 1970
 291             NAP               NAP              NAP            12,951      SF             1999 & 2004
 292             NAP               NAP              NAP               185    Units                1972
 293             NAP               NAP              NAP             9,697      SF                 2006
 294        Treasury Flat          Yes           Maturity           7,964      SF                 2006
 295             NAP               NAP              NAP                64    Rooms                1998
 296        Treasury Flat          Yes           Maturity          20,500      SF                 2002
 297             NAP               NAP              NAP               100    Units                1979
 298             NAP               NAP              NAP            21,351      SF                 1996
 299             NAP               NAP              NAP            12,965      SF                 2006
 300        Treasury Flat          Yes           Maturity           7,000      SF                 2006
 301             NAP               NAP              NAP                94    Units                1957
 302             NAP               NAP              NAP            35,190      SF                 1991
 303             NAP               NAP              NAP            41,577      SF                 1994
 304             NAP               NAP              NAP                83    Units                1966
 305             NAP               NAP              NAP            42,400      SF                 1972
 306             NAP               NAP              NAP            12,200      SF                 1995
 307             NAP               NAP              NAP            37,924      SF                 1986
 308             NAP               NAP              NAP             3,200      SF                 2003
 309             NAP               NAP              NAP             7,296      SF                 2004
 310             NAP               NAP              NAP               119    Units             1998-2003
 311             NAP               NAP              NAP                29    Units                2001
 312             NAP               NAP              NAP                88    Units                1910
 313             NAP               NAP              NAP            37,065      SF                 2001
 314             NAP               NAP              NAP            26,720      SF                 2006
 315             NAP               NAP              NAP            35,600      SF                 2002
 316             NAP               NAP              NAP             9,573      SF                 2001
 317             NAP               NAP              NAP            14,102      SF                 1968
 318        Treasury Flat          Yes           Maturity             114    Units            1972 & 1973
 319             NAP               NAP              NAP             3,674      SF                 1978

 LOAN            YEAR           OCCUPANCY        OCCUPANCY                             LARGEST
NUMBER        RENOVATED         PERCENTAGE       AS OF DATE                         MAJOR TENANT
-----------------------------------------------------------------------------------------------------------------

  1                                96%            Various
 1.1             NAP               98%            05/31/07       Century Theater
 1.2             NAP               96%            06/04/07       Regency Furniture
 1.3             NAP               98%            05/31/07       Publix
 1.4             NAP               94%            05/31/07       Belk
 1.5             NAP               99%            05/31/07       Kohl's
 1.6             2003              91%            05/31/07       Kohl's
 1.7             1998              99%            05/31/07       Kmart
 1.8             2004              100%           05/31/07       Kohl's
 1.9             NAP               100%           05/31/07       Creative Basket Express
 1.10            NAP               100%           05/31/07       Beall's
 1.11            NAP               99%            05/31/07       Fresh Market
 1.12            NAP               100%           05/31/07       Value City
 1.13            NAP               93%            05/31/07       Harris Teeter
 1.14            2000              99%            05/31/07       Kohl's
 1.15            2003              73%            05/31/07       Ross Dress for Less
 1.16            2002              92%            05/31/07       Publix
 1.17            2004              100%           05/31/07       Linens 'N Things
 1.18            NAP               90%            05/31/07       Publix
 1.19            NAP               99%            05/31/07       Publix
 1.20            NAP               98%            05/31/07       Harris Teeter
 1.21            1998              85%            05/31/07       Ross Dress for Less
 1.22            NAP               94%            05/31/07       Beall's
 1.23            NAP               100%           05/31/07       Shoprite
 1.24            NAP               100%           05/31/07       Publix
 1.25            NAP               96%            05/31/07       Publix
 1.26            1999              99%            05/31/07       Big Lots
 1.27            1999              89%            05/31/07       Office Depot
 1.28            NAP               100%           05/31/07       Publix
 1.29            NAP               95%            05/31/07       Michaels
 1.30            NAP               96%            05/31/07       Kroger
 1.31            NAP               97%            05/31/07       Publix
 1.32            NAP               96%            05/31/07       Kroger
 1.33            NAP               92%            05/31/07       Lowe's Foods
 1.34            NAP               97%            05/31/07       Kroger
 1.35            2000              97%            05/31/07       Publix
 1.36            NAP               98%            05/31/07       Publix
 1.37            1999              100%           05/31/07       Publix
 1.38            NAP               98%            05/31/07       Publix
 1.39            NAP               97%            05/31/07       Publix
 1.40            2006              87%            05/31/07       Giant Eagle
 1.41            NAP               93%            05/31/07       Publix
 1.42            NAP               89%            05/31/07       Publix
 1.43            NAP               94%            05/31/07       Publix
 1.44            NAP               96%            05/31/07       Lowe's Foods
 1.45            NAP               98%            05/31/07       Publix
 1.46            NAP               100%           05/31/07       Publix
 1.47            NAP               96%            05/31/07       Publix
 1.48            NAP               100%           05/31/07       Winn-Dixie
 1.49            2002              100%           05/31/07       Publix
 1.50            2002              100%           05/31/07       Publix
 1.51            NAP               100%           05/31/07       Harris Teeter
 1.52            NAP               96%            05/31/07       Publix
-----------------------------------------------------------------------------------------------------------------
  2                                84%            09/01/06
 2.1             NAP               95%            09/01/06       NAP
 2.2       1967, 1969, 1981        82%            09/01/06       NAP
 2.3             NAP               82%            09/01/06       NAP
 2.4             1996              81%            09/01/06       NAP
 2.5             2000              94%            09/01/06       NAP
 2.6             NAP               86%            09/01/06       NAP
 2.7             NAP               94%            09/01/06       NAP
 2.8             1994              67%            09/01/06       NAP
 2.9             NAP               86%            09/01/06       NAP
 2.10   1978, 1990, 1992, 1998     75%            09/01/06       NAP
 2.11            NAP               60%            09/01/06       NAP
 2.12            NAP               99%            09/01/06       NAP
 2.13            1992              69%            09/01/06       NAP
 2.14            NAP               89%            09/01/06       NAP
 2.15            NAP               62%            09/01/06       NAP
-----------------------------------------------------------------------------------------------------------------
  3              NAP               100%           05/14/07       The MITRE Corporation
-----------------------------------------------------------------------------------------------------------------
  4                                82%            06/04/07
 4.1             2000              74%            06/04/07       NAP
 4.2             2000              94%            06/04/07       NAP
 4.3             2000              88%            06/04/07       NAP
 4.4             2000              92%            06/04/07       NAP
 4.5             2000              86%            06/04/07       NAP
 4.6             2000              100%           06/04/07       NAP
 4.7             2000              84%            06/04/07       NAP
 4.8             2000              93%            06/04/07       NAP
 4.9             2000              100%           06/04/07       NAP
 4.10            2000              80%            06/04/07       NAP
 4.11            2000              86%            06/04/07       NAP
 4.12            2000              69%            06/04/07       NAP
 4.13            NAP               97%            06/04/07       NAP
 4.14            2000              24%            06/04/07       NAP
 4.15            2000              44%            06/04/07       NAP
 4.16            NAP               97%            06/04/07       NAP
 4.17            2000              68%            06/04/07       NAP
 4.18            2000              90%            06/04/07       NAP
 4.19            2007              86%            06/04/07       NAP
 4.20            2000              47%            06/04/07       NAP
 4.21            2000              62%            06/04/07       NAP
 4.22            2000              76%            06/04/07       NAP
 4.23            2000              53%            06/04/07       NAP
 4.24            2000              89%            06/04/07       NAP
 4.25            2000              67%            06/04/07       NAP
 4.26            1992              73%            06/04/07       NAP
 4.27            2000              86%            06/04/07       NAP
 4.28            2000              85%            06/04/07       NAP
 4.29            2000              50%            06/04/07       NAP
 4.30            2000              38%            06/04/07       NAP
 4.31            2000              100%           06/04/07       NAP
 4.32            2000              83%            06/04/07       NAP
 4.33            2000              100%           06/04/07       NAP
 4.34            2000              83%            06/04/07       NAP
 4.35            2000              83%            06/04/07       NAP
 4.36            2000              100%           06/04/07       NAP
 4.37            2000              100%           06/04/07       NAP
 4.38            2006              92%            06/04/07       NAP
 4.39            2000              68%            06/04/07       NAP
 4.40            2000              94%            06/04/07       NAP
 4.41            2000              94%            06/04/07       NAP
 4.42            2000              100%           06/04/07       NAP
 4.43            2000              100%           06/04/07       NAP
-----------------------------------------------------------------------------------------------------------------
  5              2001              91%            01/25/07       Wachovia Corporation
-----------------------------------------------------------------------------------------------------------------
  6                                96%            Various
 6.1             2004              97%            06/27/06       Sears
 6.2             2004              89%            06/27/06       Kaiser Foundation Health
 6.3             NAP               89%            06/15/06       Macy's
 6.4             NAP               100%           06/27/06       Blockbuster, Inc.
-----------------------------------------------------------------------------------------------------------------
  7              2006              91%            03/01/07       Limited
  8              2000              98%            04/01/07       The Children's Hospital of Philadelphia
  9              NAP               83%            12/31/06       NAP
  10             NAP               96%            04/30/07       Shop Rite
-----------------------------------------------------------------------------------------------------------------
  11                               85%            Various
 11.1            NAP               77%            04/18/07       United Parcel Service
 11.2            NAP               62%            04/18/07       B&R Industrial-Automation
 11.3            NAP               100%           12/18/06       Agilysys
 11.4            NAP               100%           04/18/07       Bell South Entertainment
 11.5            NAP               100%           04/18/07       Alphagen Laboratories
 11.6            NAP               100%           04/18/07       Kimberly Clark Corporation
 11.7            NAP               100%           04/18/07       Skyline Southeast
 11.8            NAP               69%            04/18/07       Johnson Controls
 11.9            NAP               100%           04/18/07       Unibind
11.10            NAP               100%           04/18/07       Andritz Inc.
11.11            NAP               41%            04/18/07       Sull Graphics, Inc.
11.12            NAP               84%            04/18/07       Exhausto, Inc.
11.13            NAP               91%            04/18/07       Lane Realty Construction Corp
11.14            NAP               100%           04/18/07       Quest Education Corporation
11.15            NAP               100%           04/18/07       Xxion Technologies
11.16            NAP               40%            04/18/07       Commetrex Corporation
11.17            NAP               36%            04/18/07       AARP
11.18            NAP               100%           04/18/07       TRE Properties
11.19            NAP               100%           04/18/07       Industriaplex
11.20            NAP               74%            04/18/07       Amelia Bay Beverage
-----------------------------------------------------------------------------------------------------------------
  12             2005              79%            05/08/07       Bankers Life and Casualty
  13      1999 - 2000 & 2006       100%           04/01/07       Best Buy
  14             NAP               99%            02/09/07       Sports Chalet Inc.
  15          2005-2006            98%            04/01/07       LA Fitness
  16             2006              100%           05/01/07       GSA
  17             NAP               91%            04/11/07       Allon Science and Technology
-----------------------------------------------------------------------------------------------------------------
  18                               100%           04/27/07
 18.1            NAP               100%           04/27/07       Dumar
 18.2            NAP               100%           04/27/07       US Postal Service
 18.3            NAP               100%           04/27/07       Image Microsystems
 18.4            NAP               100%           04/27/07       Panasonic Services Company
-----------------------------------------------------------------------------------------------------------------
  19             NAP               88%            04/11/07       General Dynamics Advanced Info Systems
  20             2006              74%            02/28/07       NAP
  21             NAP               69%            12/31/06       NAP
  22             1999              98%            02/01/07       Nike, Inc.
  23             NAP               100%           07/01/07       Stone & Webster
  24             NAP               94%            04/20/07       Office Depot
-----------------------------------------------------------------------------------------------------------------
  25                               100%           07/01/07
 25.1            2001              100%           07/01/07       BCBG Max Azria Group, Inc.
 25.2            2001              100%           07/01/07       BCBG Max Azria Group, Inc.
 25.3            1996              100%           07/01/07       BCBG Max Azria Group, Inc.
-----------------------------------------------------------------------------------------------------------------
  26                               94%            Various
 26.1         2000-2005            90%            03/14/07       NAP
 26.2         2000-2005            94%            03/13/07       NAP
 26.3         2000-2005            98%            03/22/07       NAP
 26.4         2000-2005            98%            03/13/07       NAP
 26.5         2000-2005            98%            03/14/07       NAP
 26.6         2000-2005            96%            03/13/07       NAP
 26.7         2000-2005            98%            03/15/07       NAP
-----------------------------------------------------------------------------------------------------------------
  27             NAP               92%            05/14/07       Wal-Mart
-----------------------------------------------------------------------------------------------------------------
  28                               94%            Various
 28.1            2002              100%           04/27/07       Core-Mark International
 28.2            NAP               100%           04/26/07       Bob's Red Mill Natural
 28.3            2002              77%            04/25/07       Three J's Distributing
 28.4            NAP               94%            04/27/07       Plywood Tacoma
-----------------------------------------------------------------------------------------------------------------
  29          1998, 1999           71%            02/28/07       NAP
-----------------------------------------------------------------------------------------------------------------
  30                               92%            05/08/07
 30.1            2003              100%           05/08/07       Electrolux Home Products, Inc.
 30.2            2002              100%           05/08/07       Wells Lamont Division
 30.3            2006              100%           05/08/07       Vital Records Control, Inc.
 30.4            2006               0%            05/08/07       NAP
 30.5            NAP               85%            05/08/07       Capitoline Tops, Inc.
 30.6            2006              100%           05/08/07       Jacobson Warehouse Company, Inc
 30.7            NAP               100%           05/08/07       Cadna Rubber Co.
 30.8            NAP               100%           05/08/07       The Bryce Co., LLC
 30.9            2006              100%           05/08/07       Detail Distribution, Inc.
30.10            NAP               100%           05/08/07       Printer Essentials, Inc.
30.11            2004              100%           05/08/07       Ferguson Enterprises, Inc.
30.12            2006              100%           05/08/07       Galler Wholesale / P.M. Green
30.13            2006              100%           05/08/07       VML Company, LLC
30.14            2004              100%           05/08/07       Jackson Supply Company
30.15            NAP               91%            05/08/07       Keystone Automotive Ind.
30.16            2006              100%           05/08/07       Thyssen Krupp Materials North America
30.17            2004              100%           05/08/07       C & L Supply, Inc.
30.18            2004              100%           05/08/07       Supply Network, Inc.
30.19            NAP               83%            05/08/07       Buidling Plastics, Inc.
30.20            NAP               100%           05/08/07       Rose Company, LLC
-----------------------------------------------------------------------------------------------------------------
  31             NAP               100%           04/11/07       Ralphs Grocery
  32          2001, 2003           90%            03/08/07       Ross Dress For Less
  33             2002              96%            04/05/07       Jones Trading
  34             NAP               90%            05/15/07       Schnuck Markets, Inc.
  35             NAP               92%            03/13/07       Old Town Furniture
  36             NAP               93%            04/01/07       COVX
  37             NAP               93%            04/02/07       Northside Hospital
  38             2005              96%            02/02/07       NAP
  39             NAP               90%            04/26/07       NAP
  40          2005-2006            96%            02/28/07       Regal Cinemas, Inc.
-----------------------------------------------------------------------------------------------------------------
  41                               100%           Various
 41.1            2001              100%           10/01/06       Kronos Technology Systems Limited Partenership
 41.2            2005              100%           04/30/06       Kronos Incorporated
 41.3         2005-2006            100%           04/30/06       Kronos Incorporated
-----------------------------------------------------------------------------------------------------------------
  42             2006              97%            04/12/07       Sports Authority
  43             NAP               92%            02/28/07       NAP
-----------------------------------------------------------------------------------------------------------------
  44                               94%            Various
 44.1            NAP               100%           03/13/07       Lakewood Marketing - Mid-Amer Vacuum
 44.2            NAP               89%            03/20/07       Massage Envy
 44.3            NAP               80%            04/25/07       Panera Bread
-----------------------------------------------------------------------------------------------------------------
  45             NAP               100%           05/23/07       InfoUSA
  46             NAP               100%           12/31/06       HomeGoods
  47             2007              100%           05/23/07       InfoUSA
  48             2003              96%            01/09/07       Ralph's Grocery Company
  49             2005              100%           01/25/07       Vivid New York
  50             NAP               100%           07/01/07       deCode Chemistry, Inc.
  51             NAP               71%            12/31/06       NAP
  52             2007              47%            12/31/06       NAP
  53             1990              91%            12/29/06       NAP
  54             NAP               100%           03/08/07       Barnes & Noble Superstores
-----------------------------------------------------------------------------------------------------------------
  55                               76%            12/31/06
 55.1            NAP               73%            12/31/06       NAP
 55.2            NAP               78%            12/31/06       NAP
-----------------------------------------------------------------------------------------------------------------
  56             2006              62%            02/28/07       NAP
-----------------------------------------------------------------------------------------------------------------
  57                               95%            12/19/06
 57.1            NAP               100%           12/19/06       FedEx Corporation
 57.2            NAP               91%            12/19/06       QSource
-----------------------------------------------------------------------------------------------------------------
  58             NAP               94%            02/22/07       Shaws Supermarket Inc
  59             2004              73%            02/28/07       NAP
  60             NAP               94%            03/13/07       Omnicare Inc
  61             NAP               97%            02/28/07       Farm Fresh
  62             NAP               100%           04/27/07       Burke Williams II, LP
  63             NAP               100%           04/01/07       Hobby Lobby
  64         2004 - 2006           98%            02/15/07       Medstar Health
  65             NAP               99%            03/28/07       NAP
  66             NAP               100%           05/07/07       HyVee
  67             1989              77%            04/27/07       CB Burnet Realty, Inc
  68             NAP               98%            03/01/07       Harmon's
  69             2004              100%           01/01/07       Ralph Grocery Market
  70             1999              99%            03/21/07       US Government DACA
  71             NAP               100%           07/01/07       Carmax, Inc.
  72          2005-2006            79%            04/30/07       NAP
  73             NAP               100%           05/07/07       Top Foods
  74             NAP               100%           01/05/07       MyFamily.com
  75             2002              100%           04/04/07       Giant Food Stores, Inc.
  76             1988              97%            01/01/07       Raley's
  77             NAP               98%            04/01/07       Orthrosport
  78             2005              96%            05/30/07       NAP
  79             1991              71%            12/31/06       NAP
  80             NAP               100%           07/01/07       FBI
  81             NAP               94%            03/27/07       Food Lion
  82             NAP               97%            01/26/07       Ross Dress for Less
  83          2005/2006            97%            01/15/07       NAP
  84             2006              99%            03/28/07       NAP
  85          2004- 2005           75%      T-12 ending 1/31/07  NAP
  86             2006              100%           04/01/07       Power Systems
  87             NAP               100%           01/30/07       Proxicom, Inc.
-----------------------------------------------------------------------------------------------------------------
  88                               100%           04/12/07
 88.1            NAP               100%           04/12/07       KFC
 88.2            NAP               100%           04/12/07       KFC
 88.3            NAP               100%           04/12/07       KFC
 88.4            NAP               100%           04/12/07       KFC
 88.5            NAP               100%           04/12/07       KFC
 88.6            NAP               100%           04/12/07       KFC
 88.7            1999              100%           04/12/07       KFC
-----------------------------------------------------------------------------------------------------------------
  89             NAP               84%            04/01/07       NBS Gov. Finance Group
  90             NAP               95%            03/01/07       Robert's Craft
  91             2006              93%            02/28/07       Nike USA, Inc.
  92          1999-2001            85%            04/30/07       TRAC Associates
  93             2006              92%            04/16/07       Belk Sept Store
-----------------------------------------------------------------------------------------------------------------
  94                               84%            04/25/07
 94.1            NAP               74%            04/25/07       Jeff Codega Planning
 94.2            NAP               100%           04/25/07       Alere Medical
-----------------------------------------------------------------------------------------------------------------
  95             NAP               100%           07/01/07       Pfizer Inc.
  96             2000              100%           05/16/07       Westport Corp.
  97             NAP               100%           04/01/07       Executive Suites
  98             NAP               100%           02/01/07       MicroCenter
  99             NAP               100%           05/01/07       Holston Medical Group, P.C.
 100             NAP               90%            02/13/07       Bald Mountain Holdings, LLC
 101             NAP               88%            01/31/07       Sak N Save
 102             NAP               100%           04/25/07       City National Bank
 103             2004              85%            12/31/06       NAP
 104             2002              96%            12/25/06       NAP
 105             2006              100%           04/30/07       Lifestyle Family Fitness
 106             2007              100%           04/01/07       Kurtzman Carson Consultants
 107             NAP               100%           05/16/07       A. C. Moore Arts and Crafts
 108             NAP               100%           01/29/07       Mars Supermarkets, Inc.
 109             NAP               97%            05/30/07       Save Mart
 110             NAP               75%            03/31/07       NAP
 111             2004              100%           01/24/07       Thomas Rutherford
 112             NAP               85%            04/12/07       Home Savings & Loan Co
 113             1999              100%           03/01/07       Crate & Barrel
 114             2007              93%            04/01/07       Harbor Health Club
 115             NAP               100%           07/01/07       Redwood Toxicology Laboratory, Inc.
 116             1993              100%           03/01/07       Shopper's Hardware, Inc.
 117           Various             98%            02/05/07       NAP
 118             2005              73%            04/24/07       Internal Revenue Service
 119             NAP               97%            02/27/07       NAP
-----------------------------------------------------------------------------------------------------------------
 120                               97%            03/05/07
120.1            NAP               97%            03/05/07       NAP
120.2            NAP               97%            03/05/07       NAP
-----------------------------------------------------------------------------------------------------------------
 121             NAP               92%            01/24/07       Virtual Technology Corporation
 122             NAP               80%            02/28/07       NAP
 123             NAP               100%           03/01/07       Lifeline Systems Company
 124             2002              100%           04/01/06       CCL Label
 125             2001              100%           05/08/07       Alverson,Taylor, Mortensen & Sanders
 126             2005              100%           03/08/07       Select Specialty Hospital - OKC
 127             NAP               98%            03/31/07       24 Hour Fitness USA Inc.
 128             NAP               100%           02/14/07       Lowe's Home Improvement
 129             1998              100%           03/15/07       CHC Physicians, P.C.
 130             NAP               95%            02/13/07       Sleepys
 131             2007              100%           03/15/07       La Fitness
 132             NAP               100%           05/01/07       Kohl's
 133             2000              89%            03/02/07       Women's Physician Group Surgery Center
 134             2006              98%            03/29/07       NAP
 135             NAP               100%           02/28/07       Walmart (Ground)
 136             NAP               100%           07/01/07       D&W Food Center
 137             NAP               100%           12/01/06       NAP
 138             NAP               100%           02/01/07       Keller Williams
 139             1997              100%           04/14/07       Cardiac Study Center, Inc. PS
 140             1987              97%            05/15/07       Copley Flair, Inc
 141             NAP               98%            01/26/07       Marshalls
 142             NAP               100%           01/26/07       Walgreens
 143             NAP               62%            02/28/07       NAP
-----------------------------------------------------------------------------------------------------------------
 144                               87%            03/15/07
144.1            NAP               78%            03/15/07       H.C. Brill Company, Inc.
144.2            NAP               97%            03/15/07       Smart Marketing, Inc. Assignee
-----------------------------------------------------------------------------------------------------------------
 145             2005              100%           01/01/07       JHY Food Corp
 146             NAP               90%            05/01/07       NAP
-----------------------------------------------------------------------------------------------------------------
 147                               100%           03/24/07
147.1            NAP               100%           03/24/07       Applebee's
147.2         1995, 2000           100%           03/24/07       Bartell Drug
147.3            NAP               100%           03/24/07       Sterling Savings Bank
147.4            NAP               100%           03/24/07       Jiffy Lube
147.5            NAP               100%           03/24/07       AutoZone
-----------------------------------------------------------------------------------------------------------------
 148             2005              64%            01/31/07       NAP
 149             NAP               100%           05/07/07       Rite Aid
 150             2003              84%            02/05/07       NAP
 151          2003-2006            74%            12/31/06       NAP
 152          1998-1999            98%            01/26/07       NAP
 153             NAP               100%           05/21/07       Eyesight Ophthalmic Services
 154             NAP               79%            12/31/06       NAP
 155             NAP               100%           05/21/07       PFPC Worldwide, Inc
 156             2002              100%           03/16/07       Gallo Displays, Inc
 157             NAP               46%            04/24/07       Manco Abbott Inc.
 158             NAP               85%            12/31/06       NAP
 159             NAP               67%            03/31/07       NAP
 160             2000              100%           05/15/07       NAP
 161             2007              100%           04/26/07       Southwest Medical Associates, Inc.
 162             NAP               93%            03/31/07       Food Lion
 163             NAP               100%           03/14/07       Total Renal Care
 164             NAP               100%           04/27/07       Mervyn's LLC
 165             2005              100%           03/29/07       Smart & Final
 166             NAP               100%           03/31/07       Food Lion
 167             NAP               100%           01/15/07       NAP
 168             2007              100%           04/24/07       Randstad Staffing Solutions
 169             1987              100%           01/09/07       Rock Paper Scissors, LLC
 170             NAP               100%           05/10/07       Moteng
 171             2000              100%           04/23/07       NAP
 172          2005-2006            97%            01/31/07       Gold's Gym
 173             NAP               100%           05/18/07       Ocean Othropedic
 174             NAP               100%           05/25/07       Regal Cinemas
 175             NAP               77%            2/28/07        NAP
 176             NAP               76%            12/31/06       NAP
 177             NAP               100%           05/25/07       Medical Associates
 178             NAP               95%            04/01/07       Trico Engineering
 179             NAP               63%            11/30/06       Bright Now Dental
 180             NAP               95%            04/17/07       Apex Mortgage
 181             NAP               98%            02/28/07       NAP
 182             2002              91%            01/17/07       CVS
 183             NAP               100%           04/30/07       Los Padres Bank
 184             2005              94%            03/14/07       NAP
 185             NAP               93%            01/30/07       Ristorante di Paesano's
 186             NAP               89%            04/12/07       NAP
 187             NAP               90%            05/01/07       NAP
 188             1985              100%           02/13/07       NAP
 189             NAP               96%            12/01/06       Staples Store
 190             2004              84%            02/01/07       Borders Books & Music
 191             2002              60%            01/02/07       NAP
 192             NAP               100%           07/01/07       Neiman Marcus
 193             NAP               50%            02/23/07       NAP
 194             NAP               97%            03/01/07       Dollar Tree
 195             2005              84%            12/31/06       NAP
 196             2002              97%            02/28/07       Osco
 197             2006              71%            12/31/06       NAP
 198             2007              100%           02/15/07       Gander Mountain
 199             NAP               100%           02/27/07       Kroger
 200             NAP               79%            03/31/07       NAP
 201             NAP               100%           07/01/07       Home Depot USA , Inc.
 202             NAP               100%           07/01/07       SCG, The Select Carrier Group, L.P.
 203             NAP               100%           07/01/07       Gibson Electric
 204             NAP               100%           06/01/07       Old Hook Medical Associates
 205             NAP               100%           05/01/07       Floracraft Corporation
 206             NAP               95%            05/15/07       NAP
 207             NAP               100%           03/01/07       Supercuts
 208             NAP               100%           06/04/07       City of Jersey City
 209             NAP               91%            04/25/07       SJC Group Inc dba Kawasaki Superstore
 210             NAP               75%            02/28/07       NAP
 211          2002-2003            100%           04/01/07       Genscape, Inc.
 212             NAP               100%           02/01/07       Anytime Fitness
 213             NAP               76%            02/28/07       NAP
 214             NAP               100%           01/25/07       TA FES, LLC
 215             2006              100%           11/20/06       Rite Aid Corporation
 216             NAP               77%            03/31/07       NAP
 217             NAP               96%            05/21/07       Summers Group, Inc.
 218             1988              82%            10/31/06       NAP
 219             NAP               100%           03/28/07       Rite Aid
 220             2002              99%            03/07/07       NAP
 221             NAP               95%            03/27/07       Applied Research
 222             NAP               95%            11/01/06       Complete Home Concepts
 223             NAP               93%            04/27/07       NAP
 224             2006              95%            03/08/07       NAP
 225             2003              100%           03/19/07       American Assoc of Blood Banks
 226             NAP               70%            11/30/06       NAP
 227             NAP               62%            12/31/06       NAP
 228         2004 & 2006           86%            01/09/07       Centennial Independent School District 12
 229             NAP               80%            10/31/06       NAP
 230             NAP               89%            06/15/07       Children's Medical Group, Inc.
 231             NAP               100%           05/16/07       Northwoods Urology Association, Inc.
 232             2005              67%            02/28/07       NAP
 233             NAP               96%            02/06/07       NAP
-----------------------------------------------------------------------------------------------------------------
 234                               96%            Various
234.1            2004              96%            03/07/07       NAP
234.2            2005              100%           03/08/07       NAP
234.3            2002              91%            03/07/07       NAP
-----------------------------------------------------------------------------------------------------------------
 235             2003              72%            01/31/07       NAP
 236             1998              100%           07/01/07       Transaction Network Services
 237             2006              100%           03/20/07       Redlands Ranch Market
 238             NAP               100%           07/01/07       Walgreens
 239             1997              85%            03/16/07       Kalmar Investments, Inc.
 240             2003              99%            03/15/07       Body Tech Fitness
 241             NAP               93%            03/31/07       Happy Harry's
 242             NAP               82%            04/19/07       Cheers Wine & Spirits
 243             NAP               100%           12/20/06       The Charleston Angler
 244             NAP               100%           02/09/07       Alamo Wing DeZavala, LLC
-----------------------------------------------------------------------------------------------------------------
 245             NAP               97%            02/13/07       NAP
 246             1991              94%            02/13/07       NAP
-----------------------------------------------------------------------------------------------------------------
 247         2001 & 2003           88%            01/26/07       Autozone
 248             NAP               100%           04/25/07       Griffin General Services, LLC/OHS
 249             1990              100%           03/07/07       Design Warehouse
 250             NAP               67%            12/31/06       NAP
 251          1995-1997            100%           02/01/07       GPBC, Inc. (Grizzly Peak)
 252             NAP               100%           01/12/07       NAP
 253             NAP               100%           05/07/07       Walgreens
 254             NAP               97%            03/13/07       Food Lion
 255             NAP               100%           01/30/07       Pancho Villa Mexican Restaurant
 256             NAP               100%           07/01/07       Walgreens
 257             NAP               91%            12/13/06       NAP
 258             NAP               100%           02/01/07       Kragen Auto Parts
 259             2003              98%            02/12/07       NAP
 260             NAP               100%           01/08/07       Sergio's Jewelers
 261             2006              78%            02/24/07       NAP
 262             1999              100%           02/02/07       Walgreens
 263             NAP               95%            06/11/07       NAP
 264             2004              94%            03/01/07       NAP
 265             NAP               91%            02/27/07       NAP
 266             NAP               100%           01/09/07       Golfsmith International, LP
 267             2006              94%            02/20/07       NAP
 268             1999              48%            01/25/07       NAP
 269             2000              100%           02/15/07       NAP
 270             NAP               100%           01/03/07       Kardia
 271             2002              92%            04/18/07       NAP
 272             NAP               100%           04/27/07       Rosario Silva Limon
 273             NAP               100%           05/16/07       Serino's Italian Foods Manufacturing Corporation
 274             NAP               100%           03/01/07       Aspen Dental
 275             NAP               100%           03/01/07       NAP
 276             NAP               100%           04/05/07       Moisen Investment Company
 277             NAP               100%           04/21/07       Eye Care 20/20
 278             2004              98%            02/22/07       NAP
 279             NAP               100%           04/25/07       Curves
 280             2006              100%           03/22/07       GSA for the US Public Defender
 281             NAP               97%            04/10/07       Inspire South
 282             1996              100%           02/01/07       Allstate Insurance Company
 283             NAP               100%           03/05/07       CEAH Commercial Realtors
 284             NAP               100%           03/02/07       Reece & Nichols
 285             NAP               100%           02/28/07       Dollar Tree Stores, Inc.
 286             NAP               89%            04/12/07       NAP
 287             NAP               100%           07/01/07       Tractor Supply Company
 288             2004              97%            03/02/07       NAP
 289             NAP               100%           07/01/07       Interline Brands
 290             2006              100%           02/08/07       Sofa Express
 291             NAP               100%           06/01/06       Pier 1 Imports (U.S.), Inc.
 292             2006              82%            02/23/07       NAP
 293             NAP               100%           04/10/07       Chinese Restaurant
 294             NAP               100%           04/10/07       National Tire and Battery
 295             NAP               76%            07/31/06       NAP
 296             NAP               100%           04/12/07       Big Train
 297             NAP               93%            04/30/07       NAP
 298             NAP               100%           04/17/07       Daycare
 299             NAP               100%           03/02/07       First Horizon
 300             NAP               100%           04/23/07       Advance Auto
 301             NAP               84%            02/20/07       NAP
 302             NAP               100%           03/21/07       KLS Smith Inc.
 303             2000              88%            03/29/07       NAP
 304             2002              87%            03/13/07       NAP
 305             2006              97%            02/23/07       NAP
 306             NAP               100%           02/05/07       Rite Aid of New Hampshire
 307             NAP               100%           07/01/07       Ionbond Inc
 308             NAP               100%           07/01/07       Kahl & Goveia
 309             NAP               100%           03/02/07       1st Financial Bank
 310             NAP               100%           03/23/07       NAP
 311             NAP               93%            03/12/07       NAP
 312             1987              97%            02/19/07       NAP
 313             NAP               92%            01/18/07       NAP
 314             NAP               100%           02/24/07       Wachovia
 315             NAP               100%           07/01/07       Hannaford
 316             NAP               100%           02/28/07       Cingular Wireless PCS, LLC
 317             NAP               92%            05/23/07       ZP Maple, LLC
 318             1998              91%            02/27/07       NAP
 319             2007              100%           07/01/07       Regions Bank

                                                                                                               SECOND
                               LARGEST                                                                        LARGEST
                                MAJOR                                                       SECOND    SECOND   MAJOR
        LARGEST  LARGEST        TENANT                                                      LARGEST  LARGEST   TENANT
         MAJOR    MAJOR         LEASE                                                        MAJOR    MAJOR    LEASE
 LOAN   TENANT   TENANT        MATURITY                      SECOND LARGEST                 TENANT    TENANT  MATURITY
NUMBER   NRSF     NRSF%          DATE                         MAJOR TENANT                   NRSF     NRSF%     DATE
----------------------------------------------------------------------------------------------------------------------

  1
 1.1     51,840    21%         09/30/16       Circuit City                                   38,983    16%    01/31/17
 1.2     71,042    27%         05/31/17       Shoppers Food Warehouse                        49,840    19%    09/30/09
 1.3     56,085    25%         11/03/11       Ross Dress for Less                            25,770    11%    01/31/13
 1.4     60,103    20%         10/09/18       Publix                                         51,420    17%    02/11/18
 1.5     98,037    31%         01/31/16       Marshall's                                     30,337    10%    01/31/11
 1.6     85,992    31%         01/31/24       Stop & Shop                                    54,755    20%    10/31/16
 1.7     95,810    34%         07/31/09       Publix                                         42,112    15%    04/06/08
 1.8     84,000    35%         01/31/18       Martin's Food Store                            67,656    28%    05/01/40
 1.9     45,000    17%         03/15/20       Dick's Sporting Goods                          45,000    17%    01/31/17
 1.10    66,700    29%         04/30/16       Macy's                                         46,339    20%    03/31/09
 1.11    18,400    17%         02/28/22       CVS                                            10,908    10%    10/04/21
 1.12    81,713    38%         03/31/15       A & P Company                                  56,860    26%    12/31/19
 1.13    44,926    34%         04/30/22       Yankelovich, Inc.                              13,794    10%    07/31/12
 1.14    86,584    32%         02/02/19       Bed Bath & Beyond                              35,000    13%    01/31/10
 1.15    30,000    20%         01/31/14       True Treasures                                 11,900     8%    12/31/07
 1.16    39,795    31%         11/30/08       Anthony's                                      10,340     8%    12/31/11
 1.17    30,700    16%         01/31/11       TJ Maxx                                        30,000    16%    11/30/10
 1.18    44,271    34%         10/31/22       Remington Steakhouse                            7,921     6%    08/31/15
 1.19    65,537    43%         07/27/11       Home Shopping Network Out                      16,619    11%    04/30/09
 1.20    46,750    39%         08/31/20       CVS                                            10,125     8%    01/31/21
 1.21    42,862    18%         01/31/13       Publix                                         35,930    15%    05/31/12
 1.22    55,400    35%         04/30/17       Publix                                         54,379    34%    10/31/22
 1.23    60,795    68%         06/30/24       Wawa                                            5,740     6%    08/31/18
 1.24    61,166    74%         05/31/23       Hollywood Video                                 5,400     7%    07/31/08
 1.25    48,890    47%         08/21/10       Fashion Bug                                     8,000     8%    01/31/11
 1.26    37,500    18%         01/31/09       Publix                                         27,887    14%    12/31/19
 1.27    24,920    20%         12/31/13       Petco                                          14,200    12%    09/30/10
 1.28    54,379    76%         07/31/23       Natures Health Food                             3,197     4%    09/30/07
 1.29    23,764    36%         02/28/10       PetSmart                                       19,136    29%    01/31/16
 1.30    54,139    55%         10/31/21       Jumpsters                                       5,600     6%    04/30/13
 1.31    44,271    64%         09/30/21       Beef O'Brady's                                  2,625     4%    02/28/12
 1.32    64,905    47%         03/31/19       Goody's Family Clothing                        27,450    20%    04/30/14
 1.33    45,374    36%         09/21/19       Dollar General                                 10,250     8%    04/30/10
 1.34    54,166    60%         09/30/23       Green Tea Chinese Restaurant                    3,150     3%    12/31/08
 1.35    44,271    53%         06/30/21       Countrywide Home Loans                          5,515     7%    03/31/08
 1.36    53,096    56%         11/30/11       CVS                                             8,450     9%    10/31/10
 1.37    37,888    32%         10/31/19       Beall's                                        12,000    10%    04/30/10
 1.38    42,968    46%         02/15/09       Athlete's Foot                                  3,425     4%    03/31/12
 1.39    48,555    69%         10/17/10       The REF Sports Bar & Grill                      3,575     5%    10/31/11
 1.40    70,000    55%         06/30/16       Once Upon A Child                               6,400     5%    05/31/08
 1.41    47,813    63%         02/02/14       Blockbuster                                     6,500     9%    11/30/08
 1.42    44,271    60%         03/31/22       Blockbuster                                     4,800     7%    06/30/12
 1.43    44,271    65%         08/31/23       Washington Mutual Bank                          3,500     5%    10/28/08
 1.44    42,362    55%         04/15/23       Dollar Tree Store                               8,000    10%    04/30/08
 1.45    44,840    71%         09/30/23       Starbucks                                       2,400     4%    02/28/17
 1.46    37,912    62%         03/13/17       Hollywood Video                                 6,000    10%    10/24/14
 1.47    42,112    62%         04/17/11       Dollar Tree                                     4,673     7%    02/28/09
 1.48    51,261    69%         04/30/17       Advance Auto Parts                              7,000     9%    12/31/08
 1.49    47,814    69%         04/03/14       Blockbuster                                     4,000     6%    01/31/08
 1.50    44,271    66%         10/31/21       Blockbuster                                     4,785     7%    12/31/11
 1.51    36,000    73%         08/22/21       Italian Pie                                     3,054     6%    02/22/12
 1.52    44,271    76%         12/31/22       Washington Mutual Bank                          2,800     5%    03/31/12
----------------------------------------------------------------------------------------------------------------------
  2
 2.1        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.2        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.3        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.4        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.5        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.6        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.7        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.8        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.9        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.10       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.11       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.12       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.13       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.14       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 2.15       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  3      86,166    20%         09/30/11       Watt, Tieder, Hoffar & Fitz                    71,367    16%    06/30/16
----------------------------------------------------------------------------------------------------------------------
  4
 4.1        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.2        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.3        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.4        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.5        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.6        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.7        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.8        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.9        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.10       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.11       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.12       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.13       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.14       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.15       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.16       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.17       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.18       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.19       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.20       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.21       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.22       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.23       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.24       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.25       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.26       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.27       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.28       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.29       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.30       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.31       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.32       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.33       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.34       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.35       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.36       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.37       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.38       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.39       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.40       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.41       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.42       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 4.43       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  5     105,788    19%         10/31/24       Smith Anderson Blount                          91,998    16%    09/30/11
----------------------------------------------------------------------------------------------------------------------
  6
 6.1    341,199    21%         08/31/09       Macy's                                        326,860    20%    12/31/15
 6.2     21,958    11%    12/31/07; 06/30/11  Bank of Hawaii                                 18,200     9%    03/31/26
 6.3     15,099    9%            MTM          Data House Holdings Corp                       14,061     8%    06/30/08
 6.4      6,052    43%         03/31/10       I Love Country Cafe                             3,122    22%    12/31/10
----------------------------------------------------------------------------------------------------------------------
  7      86,657    18%         01/31/08       Harkins Theatre                                77,000    16%    01/31/21
  8     226,089    52%         05/31/12       The University of Pennsylvania Health System  190,109    44%    06/30/07
  9         NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  10     66,000    24%         09/30/24       Circuit City Stores, Inc.                      33,074    12%    01/31/20
----------------------------------------------------------------------------------------------------------------------
  11
 11.1    25,404    29%         03/31/10       American Honda Finance                         15,624    18%    08/31/07
 11.2    14,683    21%         10/31/11       Novastar Financial                              8,850    13%    11/30/09
 11.3    71,140   100%         02/28/11       NAP                                               NAP    NAP      NAP
 11.4    49,950    53%         02/28/09       Accu-Tech Corporation                          23,000    24%    09/14/07
 11.5    19,285    20%         12/22/09       Lofa Industries                                18,864    20%    02/28/10
 11.6    71,264   100%         05/31/11       NAP                                               NAP    NAP      NAP
 11.7    25,849    39%         12/31/08       Postec Inc                                     15,406    23%    09/30/07
 11.8    36,412    56%         06/22/15       Olympus America, Inc.                           7,885    12%    08/31/08
 11.9    52,000    50%         12/31/14       Industria Plex                                 51,892    50%    01/14/10
11.10    38,845   100%         02/06/15       NAP                                               NAP    NAP      NAP
11.11    13,778    27%         11/13/10       Access Management Grp L                         6,849    13%    08/31/09
11.12    23,987    38%         06/30/11       Siemens Real Estate                            15,271    24%    11/30/07
11.13    20,697    43%         09/14/08       PaperStyle.com, Inc.                           12,704    27%    08/02/10
11.14    27,068    78%         10/31/08       Opem MRI of Georgia, Inc.                       7,547    22%    12/31/08
11.15    23,733    46%         11/30/08       Inovaone Studios                               16,732    32%    12/28/11
11.16    10,822    29%         12/31/11       First Industrial                                4,159    11%    12/31/15
11.17    14,221    27%         09/30/08       Lincoln Electric Co.                            4,631     9%    12/31/08
11.18    15,000   100%         11/30/09       NAP                                               NAP    NAP      NAP
11.19    50,262    85%         01/14/10       BellSouth Long Distance                         9,072    15%    10/31/10
11.20    14,773    35%         09/30/11       Cristomar, Inc.                                 9,854    23%    03/31/12
----------------------------------------------------------------------------------------------------------------------
  12    222,016    14%         11/30/13       Level 3                                       205,695    13%    11/30/15
  13     45,179    21%         01/31/16       Bally's Total Fitness                          45,000    21%    08/31/17
  14     42,000    18%         01/31/16       Best Buy                                       31,080    13%    01/31/14
  15     45,000    15%         11/30/22       Marshall's                                     31,753    11%    01/31/12
  16    266,574    99%         03/30/18       Dunkin Donuts                                   2,670     1%    02/28/15
  17     56,566    28%         07/31/11       MindShift Tech                                 22,610    11%    05/31/11
----------------------------------------------------------------------------------------------------------------------
  18
 18.1   130,459    27%         07/31/10       Herman Miller, Inc                             85,426    18%    06/14/09
 18.2    26,600    10%         08/31/09       FBI                                            26,250    10%    11/18/14
 18.3    47,166    21%         09/30/09       OKI Supply Co.                                 24,864    11%    06/30/07
 18.4   228,300   100%         12/31/10       NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  19     40,357    15%         06/30/10       CACI Technologies, Inc.                        28,947    11%    11/30/07
  20        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  21        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  22    182,825    47%         05/31/12       Grass Valley Group, Inc.                       55,666    14%    10/31/12
  23    197,000   100%         03/31/13       NAP                                               NAP    NAP      NAP
  24     30,000    17%         08/31/12       Sam Ash Megastores, LLC                        20,160    11%    08/31/14
----------------------------------------------------------------------------------------------------------------------
  25
 25.1   270,467   100%         02/28/27       NAP                                               NAP    NAP      NAP
 25.2   221,512   100%         06/30/15       NAP                                               NAP    NAP      NAP
 25.3   110,000   100%         02/28/27       NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  26
 26.1       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 26.2       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 26.3       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 26.4       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 26.5       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 26.6       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 26.7       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  27    165,414    39%         10/30/29       Lowes                                         146,707    35%    03/31/32
----------------------------------------------------------------------------------------------------------------------
  28
 28.1   144,740    36%         08/31/11       Precision Castparts                            47,453    12%    02/28/10
 28.2    77,878    22%         09/30/10       Rudie Wilhelm                                  72,014    21%    04/30/10
 28.3    57,900    21%         11/30/10       Organically Grown Co                           54,446    19%    12/31/08
 28.4    33,709    27%         01/31/09       Wesco Distribution                             29,841    24%    02/29/08
----------------------------------------------------------------------------------------------------------------------
  29        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  30
 30.1   500,000   100%         04/30/10       NAP                                               NAP    NAP      NAP
 30.2   251,685   100%         04/30/10       NAP                                               NAP    NAP      NAP
 30.3   175,275   100%         07/31/10       NAP                                               NAP    NAP      NAP
 30.4       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 30.5    24,000    20%         02/28/09       Building Plastics, Inc.                        23,580    20%    03/31/09
 30.6   102,400   100%         08/31/11       NAP                                               NAP    NAP      NAP
 30.7    65,646    67%         02/28/08       Vet-Serve, Inc.                                32,070    33%    12/31/07
 30.8   144,000   100%         01/31/10       NAP                                               NAP    NAP      NAP
 30.9   121,345   100%         04/30/12       NAP                                               NAP    NAP      NAP
30.10    56,700    60%         04/30/08       Kroger Ltd.                                    37,800    40%    01/31/11
30.11    86,072   100%         09/30/16       NAP                                               NAP    NAP      NAP
30.12    40,625    51%         05/31/08       American Standard Inc.                         39,375    49%    08/31/09
30.13    81,639   100%         11/30/08       NAP                                               NAP    NAP      NAP
30.14    34,500    46%         06/30/12       GDC Screen Printing, LLC                       20,250    27%    11/30/08
30.15    15,570    27%         04/30/07       Shelby Railroad Services, Inc.                 10,800    18%    05/31/07
30.16    23,100    55%         06/30/10       Pxide Technologies                             16,328    39%    12/31/09
30.17    42,000   100%         05/31/10       NAP                                               NAP    NAP      NAP
30.18    32,400   100%         01/31/12       NAP                                               NAP    NAP      NAP
30.19     9,600    34%         11/30/08       K & W Forklifts                                 4,800    17%    06/30/10
30.20    10,185   100%         12/31/49       NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  31     51,582    69%         03/31/19       CVS Pharmacy                                   14,597    20%    04/30/19
  32     30,187    17%         01/31/16       Rite Aid                                       22,255    12%    07/10/11
  33     15,144    15%         07/31/11       Virtual Research Corp                           4,278     4%    09/30/09
  34     63,443    42%         10/09/24       Shelmar (Marty's)                               9,000     6%    02/28/12
  35     11,007    13%         10/31/15       Green Tangerines LLC                           10,132    12%    10/31/15
  36     46,420    47%         05/31/10       Ceregene                                       24,795    25%    03/31/09
  37     49,560    33%         07/14/15       Atlanta Cancer Center                          19,950    13%    03/26/16
  38        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  39        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  40     78,015    64%         08/31/20       Aussie Jack's                                  23,870    20%    08/31/17
----------------------------------------------------------------------------------------------------------------------
  41
 41.1    82,228   100%         07/31/12       NAP                                               NAP    NAP      NAP
 41.2    81,760   100%         02/28/13       NAP                                               NAP    NAP      NAP
 41.3    51,300   100%         11/30/12       NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  42     43,682    20%         01/31/12       Comp USA                                       28,318    13%    03/31/09
  43        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  44
 44.1     4,700    9%          03/31/09       NAPA Auto Parts                                 4,700     9%    08/31/10
 44.2     2,808    16%         02/28/12       Pazzini                                         2,616    15%    03/31/17
 44.3     4,566    26%         03/31/16       The Bedding Experts                             2,138    12%    02/28/11
----------------------------------------------------------------------------------------------------------------------
  45    181,372   100%         05/22/27       NAP                                               NAP    NAP      NAP
  46     25,700    29%         06/30/16       DSW Shoe Warehouse                             20,015    23%    01/31/17
  47    176,000   100%         04/30/27       NAP                                               NAP    NAP      NAP
  48     50,320    45%         01/31/20       Long's Drug Stores                             25,821    23%    02/29/20
  49     16,000   100%         09/30/20       NAP                                               NAP    NAP      NAP
  50    102,230   100%         06/30/24       NAP                                               NAP    NAP      NAP
  51        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  52        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  53        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  54     26,350    64%         07/31/10       Kaori's Kitchen                                 5,000    12%    10/31/12
----------------------------------------------------------------------------------------------------------------------
  55
 55.1       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 55.2       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  56        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  57
 57.1    75,862    78%         07/31/11       Davis Engineering                               7,324     8%    11/30/13
 57.2    19,299    20%         02/28/11       Physicians Post Graduate Press                 13,115    14%    03/31/08
----------------------------------------------------------------------------------------------------------------------
  58     54,097    44%         12/31/14       Fashion Bug                                    11,240     9%    01/31/10
  59        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  60     21,035    10%         05/31/10       Nextel Communications Inc                      20,000    10%    04/30/15
  61     56,610    45%         01/31/20       Rhodes, Inc. (RoomStore)                       35,039    28%    10/31/14
  62     20,747    57%         06/15/12       Lululemon Athletica USA, Inc.                   3,093     8%    07/31/08
  63     60,000    35%         08/31/21       Goody's                                        40,000    24%    07/31/12
  64     23,020    21%         12/31/08       Medstar Health                                 13,441    12%    12/31/08
  65        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  66     77,588    57%         07/31/27       HyVee Liquor Store                             11,972     9%    04/30/11
  67     36,524    23%         12/31/12       Whitebox Advisors, LLC                         17,133    11%    04/30/12
  68     68,015    57%         02/28/26       Greenbacks/All-A-Dollar                        10,284     9%    04/30/11
  69     46,252    72%         01/31/24       Shahrem Malek &                                 2,794     4%    09/30/08
  70     34,244    41%         06/30/10       Amerigroup MD/Inc.                             22,245    27%    03/31/09
  71     75,318   100%         09/26/17       NAP                                               NAP    NAP      NAP
  72        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  73     76,461   100%         07/14/27       NAP                                               NAP    NAP      NAP
  74    119,161   100%         05/31/16       NAP                                               NAP    NAP      NAP
  75     66,935    63%         12/31/18       Rite Aid                                       11,180    10%    12/02/18
  76     60,000    49%         05/01/14       Kragen Auto Parts                               5,674     5%    11/01/08
  77      3,224    6%          07/13/10       The Brotman Wellness Center                     2,888     6%    04/30/12
  78        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  79        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  80    101,977   100%         08/31/21       NAP                                               NAP    NAP      NAP
  81     38,273    68%         01/31/27       Movie Gallery                                   3,600     6%    11/30/11
  82     30,128    28%         12/31/15       Bed, Bath & Beyond                             23,033    21%    09/30/15
  83        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  84        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  85        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
  86     79,790    53%         01/31/11       Presidion                                      25,016    17%    07/31/09
  87     24,977   100%         06/20/17       NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  88
 88.1     2,780   100%         04/30/27       NAP                                               NAP    NAP      NAP
 88.2     3,439   100%         04/30/27       NAP                                               NAP    NAP      NAP
 88.3     3,360   100%         04/30/27       NAP                                               NAP    NAP      NAP
 88.4     2,842   100%         04/30/27       NAP                                               NAP    NAP      NAP
 88.5     1,899   100%         04/30/27       NAP                                               NAP    NAP      NAP
 88.6     2,746   100%         04/30/27       NAP                                               NAP    NAP      NAP
 88.7     2,027   100%         04/30/27       NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
  89     11,601    19%         01/30/13       Greenleaf Home Loans                            7,641    12%    07/31/12
  90     23,500    27%         11/30/14       A.A. Callister Corporation                     10,000    12%    12/31/12
  91     45,315    79%         05/22/13       Digital Fusion Creative Technologies, Inc.      5,751    10%    04/30/11
  92      5,746    8%          06/30/07       Polyclinic Managed Care                         4,845     7%    01/31/12
  93     65,967    32%         05/31/16       JC Penney                                      33,506    16%    07/31/09
----------------------------------------------------------------------------------------------------------------------
  94
 94.1    14,760    27%         07/31/14       AG Edwards                                      6,824    12%    02/29/12
 94.2    27,395    73%         12/31/08       Eagler-Picher Minerals                          9,917    27%    06/30/11
----------------------------------------------------------------------------------------------------------------------
  95     98,641   100%         01/31/10       NAP                                               NAP    NAP      NAP
  96    152,026    97%         05/31/19       Bell-Mark Corp                                  5,286     3%    10/31/10
  97     14,005    24%         01/01/10       Encore                                          7,401    13%    06/01/09
  98     32,500    62%         04/30/27       PepBoys                                        20,000    38%    02/28/27
  99     47,200    74%         12/31/19       United HealthCare Services Inc                 17,000    26%    03/31/10
 100     15,882    28%         02/14/12       St. Joseph Mercy Oakland Hospital               9,586    17%    05/31/12
 101     42,827    34%         12/31/19       Blockbuster                                     7,629     6%    05/31/10
 102     82,134   100%         03/31/16       NAP                                               NAP    NAP      NAP
 103        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 104        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 105     27,564    32%         11/30/14       Peabody's Billiard                             12,919    15%    01/31/17
 106     46,940   100%         12/31/18       NAP                                               NAP    NAP      NAP
 107     18,600    36%         10/31/14       Joyce Leslie                                   12,173    24%    01/31/10
 108     36,280    44%         06/30/15       Family Dollar Stores, Inc.                     12,204    15%    12/31/14
 109     58,239    59%         10/07/16       T-Shirt Outlet                                  9,650    10%    01/31/09
 110        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 111     16,041    28%         06/30/11       Kositzka, Wicks & Company                      12,745    22%    09/30/08
 112     11,985    9%          08/31/12       Rakesh Ranjan, MD & As                          5,389     4%    02/29/12
 113     35,810    68%         02/28/14       Abe & Louie's                                  10,300    20%    08/31/14
 114     10,792    20%         06/01/11       CA Creative Trading                             5,600    10%    07/31/14
 115     56,932   100%         06/01/19       NAP                                               NAP    NAP      NAP
 116     10,979    15%         06/30/12       Bank of America                                10,605    14%    05/09/13
 117        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 118     17,325    17%         03/31/11       QuEST Quality Engineering & Software           12,354    12%    04/30/11
 119        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 120
120.1       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
120.2       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 121     16,171    30%         10/31/12       Drees Company                                   9,497    18%    04/30/09
 122        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 123     57,282    56%         10/31/12        Metrowest Healthcare                          18,747    18%    04/30/09
 124    111,500    63%         08/31/12       Alloy Surfaces                                 64,800    37%    07/31/09
 125     33,954   100%         03/31/22       NAP                                               NAP    NAP      NAP
 126     70,856   100%         12/14/20       NAP                                               NAP    NAP      NAP
 127     26,205    50%         12/31/21       Countrywide Home Loans                          6,610    13%    07/31/08
 128    125,357   100%         04/30/14       NAP                                               NAP    NAP      NAP
 129     53,798   100%         04/30/17       NAP                                               NAP    NAP      NAP
 130      5,500    21%         11/30/11       Panera Bread                                    5,000    19%    08/13/16
 131     48,422   100%         12/31/21       NAP                                               NAP    NAP      NAP
 132     89,008   100%         01/31/28       NAP                                               NAP    NAP      NAP
 133     19,186    56%         09/30/20       St. Vincent Hospital & Health Care              7,937    23%    05/31/16
 134        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 135    137,468    95%         12/31/32       McDonalds                                       3,443     2%    08/03/10
 136     60,589   100%         09/30/18       NAP                                               NAP    NAP      NAP
 137        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 138      5,000    9%          10/31/08       Kidney Dialysis Center of Pismo Beach           5,000     9%    08/31/14
 139     17,051    44%         04/19/22       Ettlinger & Krick, LTD                          5,460    14%    03/31/11
 140      1,700    5%          01/31/09       TD Banknorth                                    1,700     5%    08/31/17
 141     30,000    35%         09/30/11       Home Goods                                     25,000    29%    10/31/11
 142      9,750    68%         02/28/54       CitiBank FSB                                    4,648    32%    02/28/16
 143        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 144
144.1    30,343    30%         03/31/12       Tuesday Morning, Inc.                          12,942    13%    01/15/08
144.2    26,217    26%         11/30/08       Phoenix Group, Inc. dba Logo Buy               25,387    25%    01/31/10
----------------------------------------------------------------------------------------------------------------------
 145     25,900    30%         05/31/33       El Dorado Furniture, Inc.                      12,724    15%    01/31/14
 146        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 147
147.1     5,113   100%         12/31/26       NAP                                               NAP    NAP      NAP
147.2    12,480   100%         10/31/21       NAP                                               NAP    NAP      NAP
147.3     4,282   100%         04/27/26       NAP                                               NAP    NAP      NAP
147.4     3,884   100%         02/28/25       NAP                                               NAP    NAP      NAP
147.5    35,129   100%         09/14/21       NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 148        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 149     11,798    51%         07/31/12       FedEx Kinko's                                   8,013    35%    08/31/12
 150        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 151        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 152        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 153     17,000    35%         07/21/17       HCA Health Services                            16,471    34%    04/30/16
 154        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 155    184,935   100%         03/31/17       NAP                                               NAP    NAP      NAP
 156    296,965   100%         09/30/17       NAP                                               NAP    NAP      NAP
 157     10,383    22%         10/31/14       FSC Health, Inc.                                4,474    10%    07/31/08
 158        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 159        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 160        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 161     28,500   100%         01/14/21       NAP                                               NAP    NAP      NAP
 162     33,000    79%         06/08/19       Cambridge Cleaners                              1,800     4%    01/31/10
 163      8,978    27%         12/31/07       Marush, Traub & Plawes MD                       6,669    20%    08/31/16
 164     81,200   100%         10/31/26       NAP                                               NAP    NAP      NAP
 165     24,990    32%         09/30/15       Dollar Tree                                    21,440    27%    07/31/10
 166     34,947    52%         06/30/16       Concord Pet Food                                8,470    13%    04/30/11
 167        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 168     64,574   100%         12/31/13       NAP                                               NAP    NAP      NAP
 169     21,011   100%         06/09/17       NAP                                               NAP    NAP      NAP
 170     74,736   100%         04/30/19       NAP                                               NAP    NAP      NAP
 171        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 172     42,538    70%         10/31/21       TreusDell Salon & Spa                          10,768    18%    10/31/18
 173     16,675    56%         02/28/22       Toms River Medical Arts                         6,883    23%    05/31/22
 174     72,621   100%         11/30/18       NAP                                               NAP    NAP      NAP
 175        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 176        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 177     35,693    94%         06/30/09       Georgia Urology                                 2,405     6%    02/28/10
 178     21,493    51%         04/30/13       Lowcountry Cardiology Assoc                    11,713    28%    06/01/14
 179      3,500    25%           MTM          T-Mobile                                        2,500    18%      MTM
 180      5,400    20%         05/31/09       Pink and White Nails/Serenity Spa               4,200    15%    05/31/11
 181        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 182     10,125    22%         11/30/18       Raquel Sales, Inc.                             10,050    21%    11/30/12
 183      4,138    23%         11/27/08       Ted Moore                                       3,715    20%    04/26/19
 184        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 185      8,301    23%         07/01/09       Theo & Herb's Shoes                             3,148     9%    07/31/10
 186        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 187        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 188        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 189     24,092    50%         07/31/10       Morris Farm Market, LLC                         6,690    14%    04/30/15
 190     22,077    44%         01/31/17       Retreat Day Spa                                 5,805    12%    01/31/10
 191        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 192     11,378   100%         01/31/18       NAP                                               NAP    NAP      NAP
 193        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 194      8,955    21%         10/31/09       Susie's Deals                                   5,850    14%    02/28/10
 195        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 196     12,865    13%         02/28/08       Checker Auto                                   12,000    12%    05/20/10
 197        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 198    107,400   100%         05/31/21       NAP                                               NAP    NAP      NAP
 199     53,829    51%         08/31/15       Salvation Army                                 22,792    21%    04/14/10
 200        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 201    129,885   100%         02/01/19       NAP                                               NAP    NAP      NAP
 202     40,320   100%         11/30/11       NAP                                               NAP    NAP      NAP
 203     56,551   100%         07/31/17       NAP                                               NAP    NAP      NAP
 204     17,923    70%         02/28/18       Advanced Medical Imaging                        5,214    20%    06/04/13
 205     66,000    37%         09/30/11       Polymer Extrusion Technology                   40,000    22%    02/28/09
 206        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 207      1,429    18%         06/30/11       American Family Insurance                       1,425    18%    05/31/09
 208     31,402    59%         05/31/15       International Institute                        10,901    20%    02/28/15
 209      9,532    43%         05/31/17       FV Pad J LLC (Master Lease)                     5,239    24%    04/30/12
 210        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 211     13,470    37%         12/31/15       Interlock Industries, Inc.                      6,432    18%    02/29/08
 212      5,920    25%         08/31/11       American Flooring                               4,460    19%    06/30/11
 213        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 214     11,921    35%         04/12/17       Bank Atlantic                                   3,622    11%    12/31/08
 215     12,069    55%         01/31/27       642 Vegs & Meat Corp.                          10,000    45%    04/30/31
 216        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 217     14,400    14%         12/31/09       THF Interiors of Albuquerque                   12,600    13%    10/31/07
 218        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 219     11,082   100%         08/01/26       NAP                                               NAP    NAP      NAP
 220        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 221      6,211    14%         08/31/12       Circle of Friends, LLC                          4,823    10%    07/31/10
 222      9,398    20%         10/24/09       Factory Direct Appliance                        8,277    18%    08/31/09
 223        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 224        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 225     26,826   100%         11/30/15       NAP                                               NAP    NAP      NAP
 226        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 227        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 228     26,433    86%         06/30/21       NAP                                               NAP    NAP      NAP
 229        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 230     12,701    41%         05/31/13       Ralph L Howell, Jr., DDS, FAGD                  5,100    17%    05/31/14
 231     20,444   100%         03/31/27       NAP                                               NAP    NAP      NAP
 232        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 233        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 234
234.1       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
234.2       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
234.3       NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 235        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 236     44,496   100%         06/30/13       NAP                                               NAP    NAP      NAP
 237     21,000    34%         04/22/11       Second Life Thrift Store                       13,466    22%    02/28/15
 238     13,650   100%         08/31/28       NAP                                               NAP    NAP      NAP
 239      7,523    47%         11/30/11       J. Joseph Danyo, MD, PA                         2,852    18%    08/17/08
 240     17,348    41%         08/31/13       St. James Hospital                              6,750    16%    03/31/08
 241     12,000    53%         02/28/22       Wells Fargo Mortgage                            3,000    13%    01/31/10
 242      5,200    17%         12/31/11       Dan McGinnis Irish Pub                          4,500    14%    11/30/11
 243      4,190    22%         05/31/11       Momma Fu's Noodle House                         3,200    17%    03/31/16
 244      6,000    27%         08/31/19       Happy Deli's, LLC                               3,600    16%    06/30/14
----------------------------------------------------------------------------------------------------------------------
 245        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 246        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
----------------------------------------------------------------------------------------------------------------------
 247     10,500    37%         12/31/11       Bernardi Honda                                 10,500    37%    06/30/08
 248     10,143    53%         09/30/15       Medical Imaging                                 9,096    47%    02/28/19
 249      4,800    26%         02/28/11       Studio Architectura                             3,061    16%    11/30/08
 250        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 251      7,200    42%         12/31/19       Z Squared, Inc. (Cafe Zola)                     3,790    22%    03/31/30
 252        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 253     14,490   100%         08/31/77       NAP                                               NAP    NAP      NAP
 254     33,000    80%         08/31/18       State Farm Mutual                               2,800     7%    08/31/11
 255      5,007    31%         05/31/15       Heavenly Bodies                                 2,002    12%    04/30/16
 256     14,820   100%         03/31/81       NAP                                               NAP    NAP      NAP
 257        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 258      7,100    52%         04/30/16       Radio Shack                                     2,520    19%    01/31/12
 259        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 260      2,400    14%         05/01/08       Italian Deli                                    2,400    14%    02/01/12
 261        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 262     23,252   100%         08/31/19       NAP                                               NAP    NAP      NAP
 263        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 264        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 265        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 266     17,949   100%         02/28/16       NAP                                               NAP    NAP      NAP
 267        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 268        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 269        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 270      4,407    30%         11/15/07       Kofford                                         3,258    22%    01/31/11
 271        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 272      4,821    21%         04/27/12       Ngoc Nguyen and Thanh Lam                       3,321    14%    03/31/12
 273     22,000   100%         12/31/22       NAP                                               NAP    NAP      NAP
 274      3,531    64%         09/13/16       T-Mobile                                        2,016    36%    01/23/17
 275        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 276      3,249    35%         12/31/12       Sayar, Czarkowski, Fausto LLP                   1,308    14%    02/28/08
 277     11,250   100%         12/31/21       NAP                                               NAP    NAP      NAP
 278        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 279      1,540    25%         04/30/10       Cost U Less Insurance                           1,342    22%    09/05/10
 280      6,509    35%         01/02/17       Executive Title Insurance, Inc                  2,565    14%    08/01/11
 281      4,000    12%         05/31/10       IC Seimconductor                                2,044     6%    06/30/08
 282     19,526   100%         12/31/15       NAP                                               NAP    NAP      NAP
 283      6,421    51%         09/30/11       Morril & Janes Bank                             3,731    30%    12/31/11
 284      8,013    53%         09/30/10       Larry Haas, et al                               3,004    20%    04/01/19
 285      6,000    19%         03/31/12       Rent-A-Center, Inc.                             5,040    16%    01/31/17
 286        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 287     22,670   100%         01/21/20       NAP                                               NAP    NAP      NAP
 288        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 289     55,000   100%         03/19/16       NAP                                               NAP    NAP      NAP
 290     21,000   100%         11/30/16       NAP                                               NAP    NAP      NAP
 291      9,451    73%         03/31/14       Wendy's                                         3,500    27%    12/31/09
 292        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 293      2,028    21%         05/31/17       Smart Choice MRI                                1,850    19%    11/30/11
 294      7,964   100%         01/31/32       NAP                                               NAP    NAP      NAP
 295        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 296     12,003    59%         08/31/11       Rainbow Kids                                    8,497    41%    08/31/11
 297        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 298      4,811    23%         08/30/11       Emperior Billiards                              4,000    19%    12/06/08
 299     12,965   100%         03/31/11       NAP                                               NAP    NAP      NAP
 300      7,000   100%         10/31/21       NAP                                               NAP    NAP      NAP
 301        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 302     17,839    51%         08/31/16       Rite Aid of New York, Inc.                     10,991    31%    12/31/12
 303        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 304        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 305        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 306     12,200   100%         10/24/15       NAP                                               NAP    NAP      NAP
 307     37,924   100%         09/27/19       NAP                                               NAP    NAP      NAP
 308      3,200   100%         03/31/22       NAP                                               NAP    NAP      NAP
 309      5,905    81%         01/31/14       Fast Frame                                      1,391    19%    03/31/09
 310        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 311        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 312        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 313        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 314     26,720   100%         12/31/27       NAP                                               NAP    NAP      NAP
 315     35,600   100%         11/30/23       NAP                                               NAP    NAP      NAP
 316      4,750    50%         07/31/08       Check 'n Go                                     1,313    14%    09/21/07
 317      5,467    39%         03/31/12       Cohen & Warren, P.C.                            2,366    17%    11/30/11
 318        NAP    NAP           NAP          NAP                                               NAP    NAP      NAP
 319      3,674   100%         02/28/22       NAP                                               NAP    NAP      NAP

                                                             THIRD
                                                            LARGEST     SECOND         SECOND          SECOND
                                           THIRD    THIRD    MAJOR       MOST           MOST            MOST        SECOND
                                          LARGEST  LARGEST   TENANT     RECENT         RECENT          RECENT        MOST
                                           MAJOR    MAJOR    LEASE       YEAR           YEAR            YEAR        RECENT
 LOAN             THIRD LARGEST           TENANT    TENANT  MATURITY   STATEMENT  STATEMENT NUMBER   STATEMENT       YEAR
NUMBER            MAJOR TENANT             NRSF     NRSF%     DATE       TYPE         OF MONTHS     ENDING DATE    REVENUES
----------------------------------------------------------------------------------------------------------------------------

  1
 1.1    Ross Dress For Less                27,577    11%    01/31/13      UAV            UAV            UAV              UAV
 1.2    Marshall's                         26,975    10%    12/31/11      UAV            UAV            UAV              UAV
 1.3    Petco                              15,324     7%    01/31/14      UAV            UAV            UAV              UAV
 1.4    Ross Dress for Less                30,186    10%    01/31/13      UAV            UAV            UAV              UAV
 1.5    Circuit City                       28,010     9%    01/31/16      UAV            UAV            UAV              UAV
 1.6    Go 1 Dollar                        11,379     4%    09/30/13      UAV            UAV            UAV              UAV
 1.7    Circuit City                       33,000    12%    10/31/08      UAV            UAV            UAV              UAV
 1.8    OfficeMax                          23,350    10%    04/30/12      UAV            UAV            UAV              UAV
 1.9    Linens 'N Things                   35,000    13%    01/31/16      UAV            UAV            UAV              UAV
 1.10   Beall's Outlet                     30,000    13%    04/30/14      UAV            UAV            UAV              UAV
 1.11   Ortiz-Parra Enter                  10,000     9%    12/31/11      UAV            UAV            UAV              UAV
 1.12   A.J. Wright                        25,000    11%    11/30/09      UAV            UAV            UAV              UAV
 1.13   B. Christopher's                    5,879     4%    10/31/15      UAV            UAV            UAV              UAV
 1.14   Gander Mountain                    31,145    11%    08/31/14      UAV            UAV            UAV              UAV
 1.15   Yum Yum Japanese Stakehouse         4,800     3%    08/31/11      UAV            UAV            UAV              UAV
 1.16   Boris International                 5,522     4%    06/30/11      UAV            UAV            UAV              UAV
 1.17   Ross Dress For Less                29,997    16%    01/31/10      UAV            UAV            UAV              UAV
 1.18   Amscot Financial                    5,200     4%    05/31/14      UAV            UAV            UAV              UAV
 1.19   Beall's                            13,845     9%    10/31/11      UAV            UAV            UAV              UAV
 1.20   The Mindbody Experience             4,843     4%    01/31/09      UAV            UAV            UAV              UAV
 1.21   Stein Mart                         34,423    14%    04/30/15      UAV            UAV            UAV              UAV
 1.22   Tropical Realty and Inves           5,400     3%    02/28/08      UAV            UAV            UAV              UAV
 1.23   Hallmark                            4,988     6%    02/28/14      UAV            UAV            UAV              UAV
 1.24   Rotelli's Pizza & Pasta             1,800     2%    07/31/13      UAV            UAV            UAV              UAV
 1.25   S & K Famous Brands                 5,040     5%    01/31/11      UAV            UAV            UAV              UAV
 1.26   ValueThrift                        20,000    10%    01/31/09      UAV            UAV            UAV              UAV
 1.27   Grand Harbour Import Comp          11,910    10%    04/30/10      UAV            UAV            UAV              UAV
 1.28   Liquor Store                        1,750     2%    11/30/08      UAV            UAV            UAV              UAV
 1.29   Family Christian Stores             5,000     8%    10/31/10      UAV            UAV            UAV              UAV
 1.30   Dollar Tree                         5,400     5%    09/30/11      UAV            UAV            UAV              UAV
 1.31   Manhattan Liquors                   2,625     4%    08/31/12      UAV            UAV            UAV              UAV
 1.32   Dollar & Party Store                4,200     3%    12/31/08      UAV            UAV            UAV              UAV
 1.33   Sherwin-Williams                    5,000     4%    03/31/10      UAV            UAV            UAV              UAV
 1.34   BE Fitness, Inc.                    2,800     3%    05/31/09      UAV            UAV            UAV              UAV
 1.35   Blockbuster                         4,800     6%    07/31/11      UAV            UAV            UAV              UAV
 1.36   Bonefish Restaurant                 5,320     6%    04/30/13      UAV            UAV            UAV              UAV
 1.37   Ross Dress for Less                10,260     9%    10/31/15      UAV            UAV            UAV              UAV
 1.38   RadioShack                          3,000     3%    12/31/10      UAV            UAV            UAV              UAV
 1.39   Bikram Yoga                         1,925     3%    09/30/07      UAV            UAV            UAV              UAV
 1.40   Play It Again Sports                4,050     3%    07/31/09      UAV            UAV            UAV              UAV
 1.41   Giovanni's Italian Restaurant       3,608     5%    11/30/11      UAV            UAV            UAV              UAV
 1.42   Los Portales Mexican Cuis           3,900     5%    03/31/11      UAV            UAV            UAV              UAV
 1.43   Beauty & More                       2,800     4%    08/31/08      UAV            UAV            UAV              UAV
 1.44   Monte De Rey                        4,200     5%    04/30/08      UAV            UAV            UAV              UAV
 1.45   Itza Pizza                          2,100     3%    12/31/08      UAV            UAV            UAV              UAV
 1.46   Washington Mutual Bank              3,600     6%    08/31/10      UAV            UAV            UAV              UAV
 1.47   Pancho's Backyard                   2,550     4%    07/31/11      UAV            UAV            UAV              UAV
 1.48   Blockbuster                         6,000     8%    04/30/12      UAV            UAV            UAV              UAV
 1.49   Quizno's Subs                       2,152     3%    01/31/09      UAV            UAV            UAV              UAV
 1.50   Hallmark                            3,360     5%    02/28/12      UAV            UAV            UAV              UAV
 1.51   Fuquay Urgent Care                  2,800     6%    09/30/08      UAV            UAV            UAV              UAV
 1.52   Jackson Hewitt Tax Service          1,432     2%    03/31/12      UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  2
 2.1    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05    10,187,443
 2.2    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     8,803,948
 2.3    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     6,798,230
 2.4    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     5,418,993
 2.5    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     6,667,234
 2.6    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     8,558,966
 2.7    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05    15,469,125
 2.8    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     3,354,234
 2.9    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     5,185,322
 2.10   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     3,669,039
 2.11   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     3,144,823
 2.12   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     4,470,196
 2.13   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     3,265,711
 2.14   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     4,656,510
 2.15   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,721,524
----------------------------------------------------------------------------------------------------------------------------
  3     BMC Software, Inc.                 49,518    11%    11/30/08   Full Year         12           12/31/06    14,730,530
----------------------------------------------------------------------------------------------------------------------------
  4
 4.1    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.2    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.3    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.4    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.5    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.6    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.7    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.8    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.9    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.10   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.11   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.12   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.13   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.14   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.15   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.16   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.17   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.18   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.19   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.20   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.21   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.22   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.23   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.24   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.25   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.26   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.27   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.28   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.29   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.30   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.31   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.32   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.33   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.34   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.35   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.36   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.37   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.38   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.39   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.40   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.41   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.42   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 4.43   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  5     Womble Carlyle                     67,512    12%    12/31/15   Full Year         12           12/31/05    13,136,033
----------------------------------------------------------------------------------------------------------------------------
  6
 6.1    Shirokiya                          53,515     3%    01/31/20   Full Year         12           12/31/05   128,507,069
 6.2    Kapiolani Health                   10,979     6%    02/28/09   Full Year         12           12/31/05     4,205,686
 6.3    Ameriprise Financial SE            10,126     6%    12/31/07   Full Year         12           12/31/05     2,803,791
 6.4    Payless Shoesource                  3,080    22%    08/31/09   Full Year         12           12/31/05       554,917
----------------------------------------------------------------------------------------------------------------------------
  7     Hometown Buffet                    10,236     2%    06/30/09   Full Year         12           12/31/06    12,457,622
  8     PNC, Bank, N.A.                     3,444     1%    07/31/14   Full Year         12           12/31/05    12,168,961
  9     NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05    15,154,124
  10    Shopper's World                    26,260     9%    11/30/09   Full Year         12           12/31/05     9,229,189
----------------------------------------------------------------------------------------------------------------------------
  11
 11.1   Evans Technology                   13,634    15%    11/30/10      UAV            UAV            UAV              UAV
 11.2   Lifeline Systems Company            7,506    11%    07/31/08      UAV            UAV            UAV              UAV
 11.3   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 11.4   Falcon Solutions, LLC              16,150    17%    12/16/07      UAV            UAV            UAV              UAV
 11.5   Sprintcom, Inc.                    17,550    19%    11/30/12      UAV            UAV            UAV              UAV
 11.6   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 11.7   Rural Metro Ambulance              13,246    20%    09/15/07      UAV            UAV            UAV              UAV
 11.8   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 11.9   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.10   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.11   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.12   Perfect Living, Inc.               13,698    22%    07/31/09      UAV            UAV            UAV              UAV
11.13   Nicholas & Partners                 6,500    14%    06/30/12      UAV            UAV            UAV              UAV
11.14   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.15   SCA                                11,585    22%    06/30/12      UAV            UAV            UAV              UAV
11.16   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.17   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.18   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.19   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
11.20   Riordian Technologies               6,754    16%    12/31/07      UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  12    Wrigley                           173,018    11%    01/31/16   Full Year         12           12/31/05    17,909,560
  13    Ralphs                             36,578    17%    10/31/15   Full Year         12           12/31/06     6,312,738
  14    Stein Mart                         31,000    13%    08/31/16   Full Year         12           12/31/05     5,653,601
  15    Office Max                         22,006     7%    11/30/16   Full Year         12           12/31/05     4,204,584
  16    Management Office                   1,125     0%    06/30/07   Full Year         12           12/31/06     8,326,685
  17    BB&T Insurance Services, Inc.      14,846     7%    10/31/12   Full Year         12           12/31/06     5,507,078
----------------------------------------------------------------------------------------------------------------------------
  18
 18.1   UPS Supply Chain Solutions         48,361    10%    08/31/08      UAV            UAV            UAV              UAV
 18.2   Color-Graphics                     23,990     9%    03/31/12      UAV            UAV            UAV              UAV
 18.3   Direct-Tex                         19,920     9%    07/31/08      UAV            UAV            UAV              UAV
 18.4   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  19    Cogent Communications, Inc.        26,286    10%    09/30/08   Full Year         12           12/31/06     4,729,151
  20    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     9,421,520
  21    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05    20,786,380
  22    Yakima Products                    39,359    10%    02/28/11   Full Year         12           12/31/05     1,591,706
  23    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     4,373,474
  24    Smart & Final Inc.                 15,080     8%    11/30/11   Full Year         12           12/31/06     3,714,588
----------------------------------------------------------------------------------------------------------------------------
  25
 25.1   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 25.2   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 25.3   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  26
 26.1   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 26.2   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 26.3   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 26.4   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 26.5   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 26.6   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 26.7   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  27    Dollar Tree                        10,200     2%    01/31/10      UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  28
 28.1   Snappy Air Distribuion             44,000    11%    07/31/10      UAV            UAV            UAV              UAV
 28.2   Trinity Carpet Brokers             64,730    19%    08/31/10      UAV            UAV            UAV              UAV
 28.3   Development Services of America    44,850    16%    07/31/10      UAV            UAV            UAV              UAV
 28.4   Pilkington North America           15,000    12%    09/30/07      UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  29    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06    11,823,174
----------------------------------------------------------------------------------------------------------------------------
  30
 30.1   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,125,496
 30.2   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       451,133
 30.3   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       423,218
 30.4   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       339,509
 30.5   Interline Brands, Inc.             17,580    15%    06/30/09   Full Year         12           12/31/05       334,854
 30.6   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       288,352
 30.7   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       269,749
 30.8   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       269,749
 30.9   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       255,800
30.10   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       232,541
30.11   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       232,541
30.12   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       213,937
30.13   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       199,988
30.14   C.C. Dickson Co.                   20,250    27%    09/30/11   Full Year         12           12/31/05       167,435
30.15   Rose Co., LLC                      10,800    18%    12/31/49   Full Year         12           12/31/05       167,435
30.16   ProLogis                            2,572     6%    12/31/07   Full Year         12           12/31/05       134,883
30.17   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       116,279
30.18   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05        74,416
30.19   Memphis AG, LLC                     4,590    16%    10/31/09   Full Year         12           12/31/05        65,105
30.20   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05        32,553
----------------------------------------------------------------------------------------------------------------------------
  31    Hollywood Video                     5,198     7%    05/24/09   Full Year         12           12/31/05     2,510,492
  32    K & G Men's Company Inc.           20,340    11%    03/31/17   Full Year         12           12/31/05     2,446,165
  33    Bear Advertising                    3,985     4%    04/30/10   Full Year         12           12/31/06     3,263,570
  34    GenX                                7,950     5%    06/30/12      UAV            UAV            UAV              UAV
  35    Fitness 19                          7,600     9%    07/31/15      UAV            UAV            UAV              UAV
  36    Salmedix                           18,381    19%    11/30/08   Full Year         12           12/31/05     3,854,735
  37    Blood & Bone Marrow                17,812    12%    05/08/13   Full Year         12           12/31/06     2,775,503
  38    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     4,917,887
  39    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     3,102,432
  40    Reclinerland, Inc.                 10,000     8%    07/31/17      UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  41
 41.1   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,120,351
 41.2   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       565,663
 41.3   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       429,093
----------------------------------------------------------------------------------------------------------------------------
  42    Sofa Express                       26,936    12%    08/31/08   Full Year         12           12/31/05     2,483,066
  43    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  44
 44.1   Julio's Latin Cafe                  2,940     6%    07/31/11      UAV            UAV            UAV              UAV
 44.2   Chipotle                            2,500    14%    12/31/16      UAV            UAV            UAV              UAV
 44.3   GameStop                            1,650     9%    04/30/12      UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  45    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  46    PetSmart                           19,931    22%    10/31/15      UAV            UAV            UAV              UAV
  47    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  48    Blockbuster, Inc.                   4,000     4%    10/31/11   Full Year         12           12/31/06     2,165,101
  49    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  50    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  51    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     6,901,531
  52    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  53    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     3,594,264
  54    Audio America Valencia              3,500     9%    02/28/12   Full Year         12           12/31/05     1,570,404
----------------------------------------------------------------------------------------------------------------------------
  55
 55.1   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,390,183
 55.2   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,026,516
----------------------------------------------------------------------------------------------------------------------------
  56    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     6,138,992
----------------------------------------------------------------------------------------------------------------------------
  57
 57.1   Dalhoff Thomas Daws                 5,225     5%    08/31/12   Full Year         12           12/31/05     1,491,152
 57.2   Kimley-Horn & Associates           12,915    13%    11/30/13   Full Year         12           12/31/05     1,363,168
----------------------------------------------------------------------------------------------------------------------------
  58    Brinker Intern Inc-Chili's          5,400     4%    02/20/10   Full Year         12           12/31/05     2,156,022
  59    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     3,810,699
  60    Trader Publishing Company          16,250     8%    02/28/08   Full Year         12           12/31/05     2,386,672
  61    Michael's Stores, Inc.             23,491    19%    02/28/08   Full Year         12           12/31/05     1,698,345
  62    Agora Concepts                      1,495     4%    04/30/09  Annualized         10           12/31/06     1,480,174
  63    Ross Dress for Less                30,187    18%    01/31/12   Full Year         12           12/31/05     2,054,913
  64    National Conference Services       12,438    11%    06/30/11   Full Year         12           12/31/05     2,294,218
  65    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     2,217,472
  66    Mestad's Wedding World              8,528     6%    05/14/19   Full Year         12           12/31/05     1,971,866
  67    Fairview Health Services           13,135     8%    12/31/14   Full Year         12           12/31/05     2,786,717
  68    Tuesday Morning                     7,916     7%    11/30/08   Full Year         12           12/31/05     1,789,940
  69    Bella Luna Italian Restaurant       2,625     4%    09/30/09   Full Year         12           12/31/05     1,263,278
  70    Basys, Inc.                        15,368    18%    01/31/09   Full Year         12           12/31/05     1,846,723
  71    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  72    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     7,184,929
  73    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  74    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  75    Kindercare Learning                10,964    10%    04/30/15   Full Year         12           12/31/05     1,843,881
  76    Goodyear Tire                       5,242     4%    04/01/08      UAV            UAV            UAV              UAV
  77    Dr. Betsy Blechman                  2,700     5%    12/31/09   Full Year         12           12/31/05     1,580,191
  78    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,258,679
  79    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     8,535,205
  80    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,939,012
  81    Sun Sational Tanning                2,600     5%    02/28/12      UAV            UAV            UAV              UAV
  82    Dollar Tree                         8,300     8%    10/01/11      UAV            UAV            UAV              UAV
  83    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  84    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,880,235
  85    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     3,114,871
  86    Tyco-Simplex Grinnel               17,618    12%    06/30/08   Full Year         12           12/31/05     1,572,816
  87    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  88
 88.1   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 88.2   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 88.3   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 88.4   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 88.5   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 88.6   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 88.7   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  89    Associates Group, Inc.              5,105     8%    08/20/10      UAV            UAV            UAV              UAV
  90    Susie's Deals                       5,000     6%    11/30/09   Full Year         12           12/31/05     1,296,128
  91    Nike USA, Inc. Expansion Space      2,635     5%    05/22/13      UAV            UAV            UAV              UAV
  92    Polyclinic Sleep Disorder           4,321     6%    01/31/12  Annualized          9           9/31/05      1,302,319
  93    Goody's Family Clothing            27,000    13%    11/30/09   Full Year         12           12/31/05     1,513,796
----------------------------------------------------------------------------------------------------------------------------
  94                                                                      UAV            UAV            UAV        1,066,596
 94.1   Copper Canyon/Sun Cal               5,260    10%    07/31/11      UAV            UAV            UAV              UAV
 94.2   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
  95    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,290,238
  96    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,552,534
  97    Dr. Jason Garber                    4,825     8%    04/01/08   Full Year         12           12/31/06     1,248,266
  98    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
  99    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,345,250
 100    HealthFirst Medical                 7,015    12%    04/30/08   Full Year         12           12/31/05       724,327
 101    Quick Learning                      4,340     3%    09/30/08  Annualized         12           12/31/05     1,320,202
 102    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 103    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,602,958
 104    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,727,540
 105    Sushi Tsu                           6,411     7%    10/31/15   Full Year         12           12/31/06     1,403,490
 106    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 107    Aquarium Adventure                 10,800    21%    10/31/14   Full Year         12           12/31/05     1,718,013
 108    CVS, Inc.                           6,640     8%    04/30/08   Full Year         12           12/31/05     1,209,794
 109    Silk Passages                       3,200     3%    11/17/09   Full Year         12           12/31/05     1,175,051
 110    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 111    Burke Consortium, Inc.              9,873    17%    05/31/10   Full Year         12           12/31/05     1,107,024
 112    Shaker Investments L.L.C.           5,178     4%    08/31/09   Full Year         12           12/31/05     1,625,650
 113    Atlantic Fish                       6,700    13%    08/31/14   Full Year         12           12/31/05     1,873,775
 114    Colorscience                        5,000     9%    06/30/11   Full Year         12           12/31/06     1,175,846
 115    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 116    CVS Mill Creek, L.L.C.             10,035    13%    12/31/10   Full Year         12           12/31/06     1,559,127
 117    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       957,333
 118    Sun Micro Systems                   7,772     8%    05/31/09   Full Year         12           12/31/05     1,805,856
 119    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,467,475
----------------------------------------------------------------------------------------------------------------------------
 120
120.1   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,022,919
120.2   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,046,990
----------------------------------------------------------------------------------------------------------------------------
 121    L&M Production Design               7,150    13%    02/28/11   Full Year         12           12/31/05     1,213,220
 122    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     2,989,289
 123    Advocates, Inc.                    15,500    15%    02/28/15   Full Year         12           12/31/05     1,369,290
 124    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,235,933
 125    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 126    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 127    Round Table Pizza                   3,200     6%    12/31/10   Full Year         12           12/31/06       627,988
 128    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       765,408
 129    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,095,867
 130    Verizon                             4,000    15%    06/30/13      UAV            UAV            UAV              UAV
 131    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 132    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 133    Northside OB/GYN                    3,591    10%    12/31/11   Full Year         12           12/31/06       741,335
 134    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,041,248
 135    Parkvale Savings Bank               3,110     2%    02/28/11   Full Year         12           12/31/05       696,573
 136    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       769,405
 137    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,104,377
 138    Goldman, Magdalin & Krikes          3,750     7%    08/31/10   Full Year         12           12/31/05     1,006,973
 139    Jack and Jodi Petrinovich           4,818    12%    07/31/15   Full Year         12           12/31/06     1,230,338
 140    Davis, Geoffrey, DMD                1,529     5%    05/31/08   Full Year         12           12/31/05     1,218,057
 141    Michaels                           24,072    28%    08/31/11      UAV            UAV            UAV              UAV
 142    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 143    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     3,038,980
----------------------------------------------------------------------------------------------------------------------------
 144
144.1   Bowling-Haynes Enterprises, Inc.    5,252     5%    07/31/07      UAV            UAV            UAV              UAV
144.2   Han Mi Commercial, Inc.            21,394    21%    07/31/07      UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
 145    Family Dollar Stores                7,500     9%    12/31/09   Full Year         12           12/31/05     1,172,220
 146    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,053,126
----------------------------------------------------------------------------------------------------------------------------
 147
147.1   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
147.2   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
147.3   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
147.4   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
147.5   NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
----------------------------------------------------------------------------------------------------------------------------
 148    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     2,662,274
 149    Einstein Bagels                     1,648     7%    06/30/12   Full Year         12           12/31/05       642,090
 150    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,893,455
 151    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,505,977
 152    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,669,496
 153    Seacoast Dialysis                   8,852    18%    03/31/17      UAV            UAV            UAV              UAV
 154    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,642,310
 155    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,967,922
 156    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       939,328
 157    Vavrinek, Trine, Day & Co., LLP     4,041     9%    09/30/13   Full Year         12           12/31/06       460,941
 158    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,125,869
 159    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     2,259,156
 160    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       855,078
 161    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       770,952
 162    Papa John's                         1,400     3%    08/31/09   Full Year         12           12/31/06       617,942
 163    Marine Park Radiology               5,049    15%    08/15/15   Full Year         12           12/31/05     1,238,558
 164    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 165    Big Lots                           15,000    19%    01/31/09   Full Year         12           12/31/05       865,332
 166    BlockBuster Video                   5,000     7%    08/31/08   Full Year         12           12/31/05       749,030
 167    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       916,518
 168    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       784,481
 169    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 170    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       615,664
 171    NAP                                   NAP    NAP      NAP      Full Year         12           11/30/05       612,931
 172    United Title                        3,800     6%    10/31/11      UAV            UAV            UAV              UAV
 173    Dr. Jamie Ball                      6,304    21%    04/30/22      UAV            UAV            UAV              UAV
 174    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,358,110
 175    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,973,850
 176    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     2,925,239
 177    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       737,431
 178    CH Robinson Worldwide               7,117    17%    04/30/12   Full Year         12           12/31/06       260,888
 179    Starbucks                           1,700    12%    11/02/16      UAV            UAV            UAV              UAV
 180    Olde Town Pizzeria                  2,750    10%    06/30/11      UAV            UAV            UAV              UAV
 181    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       912,258
 182    Jade Garden, Inc.                   7,035    15%    06/30/12   Full Year         12           12/31/05       662,713
 183    Chipotle Mexican Grill              2,475    14%    07/17/13   Full Year         12           12/31/05       718,035
 184    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 185    Dr. Jeffrey Rouse, DDS              3,144     9%    10/31/11   Full Year         12           12/31/05       768,807
 186    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,001,408
 187    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       882,580
 188    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       904,446
 189    Frank's Big & Tall                  4,089     8%    11/30/10   Full Year         12           12/31/05     1,136,795
 190    US Government                       5,303    11%    09/30/12   Full Year         12           12/31/05       505,830
 191    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     2,157,470
 192    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 193    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     2,734,558
 194    Hollywood Entertainment             5,804    14%    04/19/09   Full Year         12           12/31/05       714,288
 195    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,405,215
 196    Family Dollar                      10,445    11%    12/14/09   Full Year         12           12/31/06     1,158,335
 197    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,762,850
 198    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       463,464
 199    Dollar General                      8,624     8%    11/30/11      UAV            UAV            UAV              UAV
 200    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,720,061
 201    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       400,000
 202    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 203    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 204    Surgical Specialists                2,563    10%    02/28/13   Full Year         12           12/31/06       852,723
 205    Sierra Plastics                    40,000    22%    06/30/09   Full Year         12           12/31/06       584,122
 206    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       772,335
 207    PostNet                             1,425    18%    09/30/11   Full Year         12           12/31/05       581,042
 208    UMDNJ                               5,441    10%    11/30/08   Full Year         12           12/31/05       769,344
 209    Southwest Dental Group              2,094     9%    11/30/15      UAV            UAV            UAV              UAV
 210    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,680,130
 211    Louisville Imaging Alliance, LLC    4,893    13%    09/01/13   Full Year         12           12/31/06       277,282
 212    Michael's Market                    4,455    19%    02/28/12      UAV            UAV            UAV              UAV
 213    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,701,319
 214    CO Group                            3,345    10%    02/28/09   Full Year         12           12/31/05       835,662
 215    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 216    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 217    Commission of Public Records       11,870    12%    06/30/10   Full Year         12           12/31/06       543,357
 218    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     4,384,210
 219    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 220    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       860,482
 221    First Capital Funding Group         3,213     7%    07/31/13      UAV            UAV            UAV              UAV
 222    Guier Fence                         4,139     9%    08/31/09   Full Year         12           12/31/05       707,941
 223    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       855,150
 224    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       768,475
 225    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 226    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     2,135,685
 227    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,184,836
 228    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 229    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       621,622
 230    Suffolk Specialists, Inc.           3,539    12%    03/30/12      UAV            UAV            UAV              UAV
 231    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 232    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,899,120
 233    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       501,704
----------------------------------------------------------------------------------------------------------------------------
 234
234.1   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       349,132
234.2   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       213,986
234.3   NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       235,432
----------------------------------------------------------------------------------------------------------------------------
 235    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,653,990
 236    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,110,477
 237    YMCA                               10,000    16%    11/30/09   Full Year         12           12/31/06       510,193
 238    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 239    Invstmnt Mgmt & Planning, LLC       2,258    14%    04/30/09   Full Year         12           12/31/05       334,148
 240    C&D Liquors                         3,750     9%    06/30/08      UAV            UAV            UAV              UAV
 241    CPR Property Management             3,000    13%    05/30/08      UAV            UAV            UAV              UAV
 242    Anytime Fitness Center              3,900    13%    09/30/11      UAV            UAV            UAV              UAV
 243    Doc Green's Gourmet Salads          3,008    16%    03/31/16      UAV            UAV            UAV              UAV
 244    Mesquite Country Enterprises, LP    1,824     8%    10/31/08   Full Year         12           12/31/05       453,194
----------------------------------------------------------------------------------------------------------------------------
 245    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       330,500
 246    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       239,034
----------------------------------------------------------------------------------------------------------------------------
 247    NE Mattress                         2,300     8%    02/28/14   Full Year         12           12/31/05       398,684
 248    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       251,041
 249    CP Shades                           2,735    15%    12/31/10   Full Year         12           12/31/05       399,502
 250    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,395,206
 251    The Movement Center                 1,200     7%    09/30/11   Full Year         12           12/31/05       385,684
 252    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       496,448
 253    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       325,000
 254    China Garden                        1,400     3%    05/31/13   Full Year         12           12/31/06       400,486
 255    Hair Salon                          1,804    11%    05/31/16      UAV            UAV            UAV              UAV
 256    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 257    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,127,140
 258    Domino's Pizza                      1,500    11%    06/30/08   Full Year         12           12/31/05       340,193
 259    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       568,416
 260    Signature Hair                      2,400    14%    01/01/12   Full Year         12           12/31/06       419,180
 261    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06     1,433,159
 262    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 263    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       748,013
 264    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       538,394
 265    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       649,371
 266    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       296,940
 267    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       455,160
 268    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,136,324
 269    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       402,573
 270    BEPE Enterprises                    3,212    22%    02/28/10   Full Year         12           12/31/05       379,344
 271    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       330,416
 272    Ngoc Nguyen and Thanh Lam           3,165    14%    06/30/09      UAV            UAV            UAV              UAV
 273    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 274    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 275    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 276    The Bauman Group                    1,238    13%    05/31/10   Full Year         12           12/31/06       356,584
 277    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       294,784
 278    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       301,100
 279    Quiznos                             1,130    19%    01/31/15   Full Year         12           12/31/05       181,147
 280    Post, Buckly, Schuh & Jerigan       2,275    12%    07/31/10      UAV            UAV            UAV              UAV
 281    5 One Media Group                   2,000     6%    05/31/11   Full Year         12           12/31/05       151,866
 282    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 283    Larry Haas, et al                   2,350    19%    04/01/19      UAV            UAV            UAV              UAV
 284    Sun Palace Salon                    2,441    16%    10/31/09   Full Year         12           12/31/05       240,452
 285    Hibbett Sporting Goods, Inc.        5,000    16%    01/31/08      UAV            UAV            UAV              UAV
 286    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       491,316
 287    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 288    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       590,466
 289    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 290    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 291    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       269,109
 292    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       383,338
 293    Dunn Brothers Coffee                1,643    17%    11/30/11      UAV            UAV            UAV              UAV
 294    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 295    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05     1,328,630
 296    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 297    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       429,673
 298    Royal Game                          2,800    13%    03/30/08      UAV            UAV            UAV              UAV
 299    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       179,813
 300    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 301    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       281,937
 302    Richie's Pizzeria                   1,990     6%    11/30/11      UAV            UAV            UAV              UAV
 303    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       228,324
 304    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       254,096
 305    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       325,877
 306    NAP                                   NAP    NAP      NAP      Full Year         12           10/31/05       167,750
 307    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 308    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       118,204
 309    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       228,294
 310    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       207,827
 311    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/05       242,553
 312    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       726,188
 313    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       198,093
 314    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 315    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV
 316    Clay Chameleon                      1,195    12%    04/13/08   Full Year         12           12/31/05       128,238
 317    Paul R. Leary, D.D.S.               1,384    10%    11/30/11   Full Year         12           12/31/05       382,850
 318    NAP                                   NAP    NAP      NAP      Full Year         12           12/31/06       352,575
 319    NAP                                   NAP    NAP      NAP         UAV            UAV            UAV              UAV

                                  SECOND                  MOST        MOST
          SECOND       SECOND      MOST        MOST      CURRENT    CURRENT                                          MOST
           MOST         MOST      RECENT     CURRENT      YEAR       YEAR        MOST        MOST         MOST      CURRENT
          RECENT       RECENT      YEAR        YEAR     STATEMENT  STATEMENT   CURRENT     CURRENT      CURRENT      YEAR
 LOAN      YEAR         YEAR     NOI DSCR   STATEMENT    NUMBER     ENDING       YEAR        YEAR         YEAR     NOI DSCR
NUMBER   EXPENSES       NOI      (NOTE 4)      TYPE     OF MONTHS    DATE      REVENUES    EXPENSES       NOI      (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------

  1                         UAV     UAV                                                                74,463,711     1.48
 1.1           UAV          UAV             Full Year      12       12/31/06   4,780,085   1,573,518    3,206,567
 1.2           UAV          UAV             Full Year      12       12/31/06   4,549,296   1,497,546    3,051,750
 1.3           UAV          UAV             Full Year      12       12/31/06   4,341,085   1,429,007    2,912,078
 1.4           UAV          UAV             Full Year      12       12/31/06   4,262,065   1,402,995    2,859,070
 1.5           UAV          UAV             Full Year      12       12/31/06   4,205,622   1,384,415    2,821,207
 1.6           UAV          UAV             Full Year      12       12/31/06   4,055,108   1,334,868    2,720,239
 1.7           UAV          UAV             Full Year      12       12/31/06   3,703,907   1,219,260    2,484,648
 1.8           UAV          UAV             Full Year      12       12/31/06   3,665,025   1,206,460    2,458,565
 1.9           UAV          UAV             Full Year      12       12/31/06   3,512,002   1,156,088    2,355,914
 1.10          UAV          UAV             Full Year      12       12/31/06   3,345,182   1,101,173    2,244,008
 1.11          UAV          UAV             Full Year      12       12/31/06   3,147,004   1,035,937    2,111,067
 1.12          UAV          UAV             Full Year      12       12/31/06   3,099,341   1,020,247    2,079,094
 1.13          UAV          UAV             Full Year      12       12/31/06   3,076,764   1,012,815    2,063,949
 1.14          UAV          UAV             Full Year      12       12/31/06   3,019,067     993,822    2,025,245
 1.15          UAV          UAV             Full Year      12       12/31/06   2,646,544     871,195    1,775,349
 1.16          UAV          UAV             Full Year      12       12/31/06   2,477,215     815,455    1,661,761
 1.17          UAV          UAV             Full Year      12       12/31/06   2,469,690     812,977    1,656,712
 1.18          UAV          UAV             Full Year      12       12/31/06   2,401,958     790,681    1,611,277
 1.19          UAV          UAV             Full Year      12       12/31/06   2,389,415     786,552    1,602,863
 1.20          UAV          UAV             Full Year      12       12/31/06   2,198,764     723,793    1,474,970
 1.21          UAV          UAV             Full Year      12       12/31/06   2,169,915     714,297    1,455,618
 1.22          UAV          UAV             Full Year      12       12/31/06   2,107,201     693,653    1,413,548
 1.23          UAV          UAV             Full Year      12       12/31/06   1,887,701     621,397    1,266,304
 1.24          UAV          UAV             Full Year      12       12/31/06   1,685,761     554,922    1,130,839
 1.25          UAV          UAV             Full Year      12       12/31/06   1,673,218     550,793    1,122,425
 1.26          UAV          UAV             Full Year      12       12/31/06   1,673,218     550,793    1,122,425
 1.27          UAV          UAV             Full Year      12       12/31/06   1,592,944     524,368    1,068,575
 1.28          UAV          UAV             Full Year      12       12/31/06   1,580,401     520,239    1,060,161
 1.29          UAV          UAV             Full Year      12       12/31/06   1,552,806     511,156    1,041,651
 1.30          UAV          UAV             Full Year      12       12/31/06   1,513,924     498,356    1,015,567
 1.31          UAV          UAV             Full Year      12       12/31/06   1,505,144     495,466    1,009,677
 1.32          UAV          UAV             Full Year      12       12/31/06   1,497,618     492,989    1,004,629
 1.33          UAV          UAV             Full Year      12       12/31/06   1,473,786     485,144      988,642
 1.34          UAV          UAV             Full Year      12       12/31/06   1,442,429     474,822      967,608
 1.35          UAV          UAV             Full Year      12       12/31/06   1,387,241     456,655      930,586
 1.36          UAV          UAV             Full Year      12       12/31/06   1,385,986     456,242      929,745
 1.37          UAV          UAV             Full Year      12       12/31/06   1,354,629     445,920      908,710
 1.38          UAV          UAV             Full Year      12       12/31/06   1,330,798     438,075      892,723
 1.39          UAV          UAV             Full Year      12       12/31/06   1,274,355     419,495      854,860
 1.40          UAV          UAV             Full Year      12       12/31/06   1,242,998     409,172      833,825
 1.41          UAV          UAV             Full Year      12       12/31/06   1,242,998     409,172      833,825
 1.42          UAV          UAV             Full Year      12       12/31/06   1,175,266     386,876      788,390
 1.43          UAV          UAV             Full Year      12       12/31/06   1,118,823     368,296      750,527
 1.44          UAV          UAV             Full Year      12       12/31/06   1,074,923     353,845      721,078
 1.45          UAV          UAV             Full Year      12       12/31/06   1,067,398     351,368      716,030
 1.46          UAV          UAV             Full Year      12       12/31/06   1,062,380     349,716      712,664
 1.47          UAV          UAV             Full Year      12       12/31/06   1,034,786     340,633      694,153
 1.48          UAV          UAV             Full Year      12       12/31/06     955,766     314,621      641,145
 1.49          UAV          UAV             Full Year      12       12/31/06     955,766     314,621      641,145
 1.50          UAV          UAV             Full Year      12       12/31/06     939,460     309,253      630,207
 1.51          UAV          UAV             Full Year      12       12/31/06     895,560     294,802      600,758
 1.52          UAV          UAV             Full Year      12       12/31/06     803,998     264,661      539,336
---------------------------------------------------------------------------------------------------------------------------
  2                  33,949,096    1.89                                                                33,208,972     1.84
 2.1     5,536,357    4,651,086            Trailing-12     12       09/30/06  10,350,721   5,728,440    4,622,281
 2.2     5,075,660    3,728,287            Trailing-12     12       09/30/06   9,574,139   5,151,467    4,422,672
 2.3     3,417,283    3,380,948            Trailing-12     12       09/30/06   6,997,235   3,749,886    3,247,349
 2.4     2,660,292    2,758,701            Trailing-12     12       09/30/06   5,680,299   2,951,607    2,728,692
 2.5     3,585,690    3,081,544            Trailing-12     12       09/30/06   6,608,744   3,532,656    3,076,088
 2.6     5,832,896    2,726,071            Trailing-12     12       09/30/06   8,308,720   5,687,278    2,621,442
 2.7    12,280,851    3,188,275            Trailing-12     12       09/30/06  14,003,784  12,481,469    1,522,315
 2.8     1,026,633    2,327,601            Trailing-12     12       09/30/06   3,687,520   1,146,230    2,541,290
 2.9     2,964,681    2,220,641            Trailing-12     12       09/30/06   4,908,469   2,925,335    1,983,134
 2.10    1,702,354    1,966,685            Trailing-12     12       09/30/06   3,676,755   1,865,297    1,811,458
 2.11    1,806,659    1,338,164            Trailing-12     12       09/30/06   3,419,387   1,883,430    1,535,957
 2.12    2,908,199    1,561,998            Trailing-12     12       09/30/06   4,669,402   3,207,258    1,462,144
 2.13    1,814,149    1,451,561            Trailing-12     12       09/30/06   2,796,185   1,761,063    1,035,122
 2.14    5,548,561     -892,051            Trailing-12     12       09/30/06   5,247,509   4,948,654      298,855
 2.15    1,261,937      459,586            Trailing-12     12       09/30/06   1,672,782   1,372,609      300,173
---------------------------------------------------------------------------------------------------------------------------
  3      3,882,437   10,848,093    1.16    Trailing-12     12       03/31/07  14,913,724   3,713,340   11,200,384     1.20
---------------------------------------------------------------------------------------------------------------------------
  4                         UAV     UAV                                                                       UAV      UAV
 4.1           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.2           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.3           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.4           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.5           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.6           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.7           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.8           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.9           UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.10          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.11          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.12          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.13          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.14          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.15          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.16          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.17          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.18          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.19          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.20          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.21          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.22          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.23          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.24          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.25          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.26          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.27          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.28          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.29          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.30          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.31          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.32          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.33          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.34          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.35          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.36          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.37          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.38          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.39          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.40          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.41          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.42          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 4.43          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  5      4,484,649    8,651,384    1.27    Trailing-12     12       11/30/06  13,692,130   4,644,451    9,047,679     1.33
---------------------------------------------------------------------------------------------------------------------------
  6                 102,850,117    1.51                                                               107,239,288     1.57
 6.1    31,374,526   97,132,542            Trailing-12     12       05/31/06  33,156,698  31,878,984  101,277,714
 6.2     1,026,803    3,178,883            Trailing-12     12       05/31/06   4,357,856   1,043,312    3,314,543
 6.3       684,535    2,119,255            Trailing-12     12       05/31/06   2,905,237     695,541    2,209,696
 6.4       135,481      419,436            Trailing-12     12       05/31/06     574,995     137,659      437,336
---------------------------------------------------------------------------------------------------------------------------
  7      5,794,536    6,663,086    1.06    Trailing-12     12       05/01/07  13,563,245   5,347,288    8,215,957     1.30
  8      4,624,336    7,544,625    1.31     Full Year      12       12/31/06  12,523,907   4,842,804    7,681,103     1.34
  9      7,886,366    7,267,758    1.44     Full Year      12       12/31/06  16,369,351   8,487,301    7,882,050     1.56
  10     3,294,716    5,934,473    1.47     Annualized     10       10/01/06   9,569,595   4,217,522    5,352,073     1.33
---------------------------------------------------------------------------------------------------------------------------
  11                        UAV     UAV     Full Year      12       12/31/06  10,094,679   3,208,208    6,886,471     1.76
 11.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.3          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.4          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.5          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.6          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.7          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.8          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 11.9          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.10          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.11          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.12          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.13          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.14          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.15          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.16          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.17          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.18          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.19          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
11.20          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  12     5,571,661   12,337,899    0.81     Full Year      12       12/31/06  23,431,577  11,302,183   12,129,394     0.79
  13     1,574,492    4,738,246    1.31     Annualized      3       03/31/07   6,168,912   2,087,792    4,081,120     1.13
  14     1,464,760    4,188,841    1.21     Full Year      12       12/31/06   6,080,899   1,345,199    4,735,700     1.37
  15     1,092,702    3,111,882    0.87     Full Year      12       12/31/06   4,660,356   1,409,601    3,250,755     0.91
  16     3,221,511    5,105,174    1.42    Trailing-12     12       05/31/07   8,282,223   3,298,319    4,983,904     1.38
  17     1,660,867    3,846,211    1.18    Trailing-12     12       03/31/07   5,452,838   1,640,250    3,812,588     1.17
---------------------------------------------------------------------------------------------------------------------------
  18                        UAV     UAV                                                                       UAV      UAV
 18.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 18.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 18.3          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 18.4          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  19     1,463,509    3,265,642    1.18    Trailing-12     12       03/31/07   4,898,623   1,511,847    3,386,776     1.22
  20     4,458,349    4,963,171    1.91    Trailing-12     12       02/28/07   9,483,188   4,579,744    4,903,444     1.88
  21    16,640,863    4,145,517    1.28     Full Year      12       12/31/06  22,104,561  16,603,604    5,500,957     1.70
  22       206,083    1,385,623    0.47     Full Year      12       12/31/06   3,488,242   1,209,761    2,278,481     0.78
  23       647,827    3,725,647    1.75     Full Year      12       12/31/06   4,475,102     706,089    3,769,013     1.77
  24     1,575,263    2,139,325    0.97     Annualized      2       02/28/07   4,599,596   1,532,463    3,067,133     1.39
---------------------------------------------------------------------------------------------------------------------------
  25                        UAV     UAV                                                                       UAV      UAV
 25.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 25.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 25.3          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  26                        UAV     UAV                                                                       UAV      UAV
 26.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 26.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 26.3          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 26.4          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 26.5          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 26.6          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 26.7          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  27           UAV          UAV     UAV     Full Year      12       12/31/06   2,136,160     876,804    1,259,356     0.55
---------------------------------------------------------------------------------------------------------------------------
  28                        UAV     UAV                                                                 4,290,087     2.11
 28.1          UAV          UAV             Full Year      12       12/31/06   1,948,679     459,161    1,489,518
 28.2          UAV          UAV             Full Year      12       12/31/06   1,545,698     364,208    1,181,490
 28.3          UAV          UAV             Full Year      12       12/31/06   1,409,874     332,204    1,077,670
 28.4          UAV          UAV             Full Year      12       12/31/06     708,304     166,895      541,409
---------------------------------------------------------------------------------------------------------------------------
  29     7,650,418    4,172,756    2.16    Trailing-12     12       02/28/07  11,910,647   7,714,646    4,196,001     2.17
---------------------------------------------------------------------------------------------------------------------------
  30                  3,780,882    2.11                                                                 4,432,449     2.47
 30.1      336,730      788,765             Full Year      12       12/31/06   1,275,924     351,229      924,695
 30.2      134,972      316,161             Full Year      12       12/31/06     511,429     140,783      370,646
 30.3      126,620      296,598             Full Year      12       12/31/06     479,784     132,072      347,712
 30.4      101,576      237,933             Full Year      12       12/31/06     384,886     105,949      278,937
 30.5      100,183      234,671             Full Year      12       12/31/06     379,609     104,497      275,112
 30.6       86,270      202,082             Full Year      12       12/31/06     326,892      89,985      236,907
 30.7       80,704      189,044             Full Year      12       12/31/06     305,802      84,179      221,622
 30.8       80,704      189,044             Full Year      12       12/31/06     305,802      84,179      221,622
 30.9       76,531      179,269             Full Year      12       12/31/06     289,989      79,826      210,162
30.10       69,572      162,968             Full Year      12       12/31/06     263,621      72,568      191,053
30.11       69,572      162,968             Full Year      12       12/31/06     263,621      72,568      191,053
30.12       64,006      149,930             Full Year      12       12/31/06     242,531      66,762      175,768
30.13       59,833      140,155             Full Year      12       12/31/06     226,717      62,409      164,308
30.14       50,094      117,341             Full Year      12       12/31/06     189,814      52,251      137,563
30.15       50,094      117,341             Full Year      12       12/31/06     189,814      52,251      137,563
30.16       40,355       94,528             Full Year      12       12/31/06     152,910      42,092      110,818
30.17       34,789       81,490             Full Year      12       12/31/06     131,820      36,287       95,533
30.18       22,264       52,152             Full Year      12       12/31/06      84,362      23,223       61,139
30.19       19,478       45,627             Full Year      12       12/31/06      73,807      20,317       53,490
30.20        9,739       22,813             Full Year      12       12/31/06      36,904      10,159       26,745
---------------------------------------------------------------------------------------------------------------------------
  31       295,447    2,215,045    1.24     Annualized      4       12/31/06   2,536,961     341,850    2,195,111     1.23
  32       541,020    1,905,145    0.92     Full Year      12       12/31/06   2,234,316     588,204    1,646,112     0.79
  33       879,128    2,384,442    1.21    Trailing-12     12       02/28/07   3,383,655     957,287    2,426,368     1.23
  34           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  35           UAV          UAV     UAV     Annualized     10       12/31/06   2,983,934     568,458    2,415,476     1.20
  36     1,233,609    2,621,126    1.36     Full Year      12       12/31/06   4,246,467   1,364,632    2,881,835     1.50
  37     1,261,772    1,513,731    0.78     Annualized      2       02/28/07   2,838,486   1,347,323    1,491,163     0.77
  38     2,699,597    2,218,290    1.41    Trailing-12     12       01/31/07   4,941,270   2,683,097    2,258,173     1.43
  39     1,477,410    1,625,022    0.95    Trailing-12     12       03/31/07   3,203,116   1,516,981    1,686,135     0.99
  40           UAV          UAV     UAV     Full Year      12       12/31/06   1,718,772     302,914    1,415,857     0.87
---------------------------------------------------------------------------------------------------------------------------
  41                  1,624,020    1.01                                                                 1,669,284     1.04
 41.1      155,283      965,069             Annualized      9       09/30/06   1,129,756     145,863      983,893
 41.2      124,122      441,541             Annualized     10       10/31/06     887,549     144,118      743,431
 41.3      211,683      217,410             Annualized     10       10/31/06     120,778     178,818      -58,040
---------------------------------------------------------------------------------------------------------------------------
  42       567,077    1,915,989    1.48     Full Year      12       12/31/06   2,385,686     543,402    1,842,284     1.42
  43           UAV          UAV     UAV     Annualized      9       02/28/07   2,176,051     917,335    1,258,716     0.82
---------------------------------------------------------------------------------------------------------------------------
  44                        UAV     UAV                                                                       UAV      UAV
 44.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 44.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 44.3          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  45           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  46           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  47           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  48       533,485    1,631,616    1.40    Trailing-12     12       03/31/07   2,173,664     589,381    1,584,283     1.36
  49           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  50           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  51     4,494,820    2,406,711    1.72    Trailing-12     12       01/31/07   6,900,849   4,481,419    2,419,430     1.73
  52           UAV          UAV     UAV     Full Year      12       12/31/06  12,808,885  10,374,664    2,434,221     1.76
  53     1,589,326    2,004,938    1.35     Full Year      12       12/31/06   3,678,132   1,545,363    2,132,769     1.44
  54       376,189    1,194,215    1.16     Annualized      1       12/31/06   1,917,564     414,563    1,503,001     1.46
---------------------------------------------------------------------------------------------------------------------------
  55                  1,814,430    1.41                                                                 1,929,331     1.50
 55.1    1,301,653    1,088,530            Trailing-12     12       12/31/06   2,485,872   1,435,883    1,049,989
 55.2    1,300,616      725,900             Full Year      12       12/31/06   2,356,425   1,477,083      879,342
---------------------------------------------------------------------------------------------------------------------------
  56     3,850,381    2,288,611    1.87    Trailing-12     12       02/28/07   6,139,485   3,910,226    2,229,259     1.82
---------------------------------------------------------------------------------------------------------------------------
  57                  1,062,647    0.84                                                                   913,525     0.73
 57.1      936,004      555,147             Annualized     11       11/30/06   1,447,499     970,256      477,243
 57.2      855,668      507,500             Annualized     11       11/30/06   1,323,262     886,980      436,282
---------------------------------------------------------------------------------------------------------------------------
  58       635,009    1,521,013    1.27     Full Year      12       12/31/06   2,115,964     661,075    1,454,889     1.22
  59     2,416,173    1,394,526    1.13     Full Year      12       12/31/06   5,150,457   3,165,382    1,985,075     1.60
  60       826,598    1,560,074    1.57     Full Year      12       12/31/06   2,546,712     791,636    1,755,076     1.76
  61       401,363    1,296,982    1.08     Full Year      12       12/31/06   1,673,437     353,736    1,319,701     1.10
  62       413,110    1,067,064    1.15     Annualized      3       03/31/07   1,651,879     481,832    1,170,047     1.26
  63       618,228    1,436,685    1.24     Full Year      12       12/31/06   2,224,984     699,084    1,525,900     1.32
  64       971,681    1,322,537    1.17     Full Year      12       12/31/06   2,238,039     933,159    1,304,880     1.15
  65       828,064    1,389,408    1.25    Trailing-12     12       02/28/07   2,233,611     847,248    1,386,363     1.25
  66       467,757    1,504,109    1.37     Full Year      12       12/31/06   2,002,220     494,718    1,507,502     1.38
  67     1,891,865      894,852    0.80     Full Year      12       12/31/06   3,060,793   1,666,424    1,394,369     1.25
  68       383,905    1,406,035    1.58     Full Year      12       12/31/06   1,840,162     349,755    1,490,407     1.67
  69       229,493    1,033,785    1.17     Full Year      12       12/31/06   1,299,261     199,370    1,099,891     1.25
  70       699,974    1,146,749    1.31     Full Year      12       12/31/06   1,957,868     721,140    1,236,728     1.41
  71           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  72     5,555,305    1,629,624    1.48    Trailing-12     12       04/30/07   7,827,024   5,684,383    2,142,641     1.94
  73           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  74           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  75       358,631    1,485,251    1.52     Annualized     10       10/31/06   1,886,064     364,656    1,521,408     1.56
  76           UAV          UAV     UAV     Full Year      12       12/31/06   1,495,251     427,624    1,067,627     1.25
  77       626,158      954,031    1.23     Full Year      12       12/31/06   1,669,601     636,920    1,032,681     1.33
  78     1,226,341    1,032,338    1.02     Full Year      12       12/31/06   2,309,410   1,153,249    1,156,161     1.14
  79     5,346,048    3,189,157    4.05    Trailing-12     12       03/31/07   8,114,287   5,439,498    2,674,789     3.40
  80       540,160    1,398,852    1.74     Full Year      12       12/31/06   1,973,009     572,943    1,400,066     1.74
  81           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  82           UAV          UAV     UAV     Full Year      12       12/31/06   1,095,402     350,414      744,988     0.79
  83           UAV          UAV     UAV     Full Year      12       12/31/06   2,209,399   1,219,049      990,350     1.05
  84     1,065,700      814,535    1.09    Trailing-12     12        3/31/07   1,885,859   1,059,856      826,002     1.11
  85     1,745,886    1,368,985    1.47    Trailing-12     12       01/31/07   3,117,194   1,745,505    1,371,689     1.47
  86       512,093    1,060,723    1.13     Full Year      12       12/31/06   1,685,030     586,264    1,098,766     1.17
  87           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
---------------------------------------------------------------------------------------------------------------------------
  88                        UAV     UAV                                                                       UAV      UAV
 88.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 88.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 88.3          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 88.4          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 88.5          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 88.6          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 88.7          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  89           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  90       358,454      937,674    1.30     Full Year      12       12/31/06   1,351,558     281,461    1,070,097     1.48
  91           UAV          UAV     UAV     Full Year      12       12/31/06     231,468     111,157      120,310     0.14
  92       359,310      943,008    1.09     Annualized      6       12/31/06   1,293,468     459,687      833,781     0.96
  93       279,654    1,234,142    1.74     Full Year      12       12/31/06   1,336,006     279,108    1,056,898     1.49
---------------------------------------------------------------------------------------------------------------------------
  94       407,623      658,973    0.80                                                                   765,367     0.92
 94.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
 94.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
  95       834,858    1,455,380    1.71     Annualized     10       10/31/06   2,352,037     903,520    1,448,517     1.70
  96       442,603    1,109,931    1.31     Full Year      12       12/31/06   1,562,961     395,084    1,167,877     1.37
  97       445,068      803,198    0.99    Trailing-12     12       03/31/07   1,282,882     465,632      817,250     1.01
  98           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
  99       491,709      853,541    1.08     Full Year      12       12/31/06   1,474,400     574,838      899,562     1.13
 100       414,252      310,075    0.40     Full Year      12       12/31/06     831,994     287,777      544,217     0.71
 101       489,358      830,845    1.08     Full Year      12       12/31/06   1,481,530     554,957      926,573     1.20
 102           UAV          UAV     UAV     Full Year      12       12/31/06   1,105,387      66,323    1,039,064     1.37
 103     1,341,860    1,261,098    1.61    Trailing-12     12       12/31/06   2,801,149   1,408,976    1,392,173     1.78
 104       817,687      909,853    1.41     Full Year      12       12/31/06   1,807,892     803,382    1,004,510     1.56
 105       533,871      869,619    1.18    Trailing-12     12       03/31/07   1,463,252     582,704      880,548     1.20
 106           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 107       712,524    1,005,489    1.37     Full Year      12       12/31/06   1,696,580     701,538      995,042     1.36
 108       295,761      914,033    1.24     Full Year      12       12/31/06   1,290,445     297,868      992,577     1.34
 109       159,571    1,015,480    1.63     Annualized     11       11/30/06   1,132,237     179,243      952,994     1.53
 110           UAV          UAV     UAV    Trailing-12     12       03/31/07   2,953,636   1,589,115    1,364,521     1.84
 111       428,228      678,796    0.98     Full Year      12       12/31/06   1,312,161     421,963      890,198     1.28
 112       765,735      859,915    1.20     Full Year      12       12/31/06   1,712,550     801,330      911,220     1.27
 113       414,416    1,459,359    2.64     Full Year      12       12/31/06   1,868,921     396,481    1,472,440     2.66
 114       258,173      917,673    1.63    Trailing-12     12       02/28/07   1,239,638     325,875      913,763     1.62
 115           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 116       366,454    1,192,673    2.07    Trailing-12     12       04/30/07   1,584,769     379,945    1,204,824     2.10
 117       206,306      751,027    1.09     Full Year      12       12/31/06     998,522     253,557      744,965     1.08
 118       959,820      846,036    1.19     Full Year      12       12/31/06   1,967,186   1,046,581      920,605     1.30
 119       651,155      816,320    1.21     Annualized     11       02/28/07   1,516,536     523,148      993,388     1.47
---------------------------------------------------------------------------------------------------------------------------
 120                    488,074    0.88                                                                   599,716     1.08
120.1      695,703      327,216             Full Year      12       12/31/06     937,839     587,395      350,444
120.2      886,132      160,858             Full Year      12       12/31/06   1,146,030     896,758      249,272
---------------------------------------------------------------------------------------------------------------------------
 121       427,496      785,724    1.19     Full Year      12       12/31/06   1,196,230     370,603      825,627     1.25
 122     1,670,596    1,318,693    1.96    Trailing-12     12       02/28/07   2,987,967   1,659,445    1,328,522     1.98
 123     1,132,033      237,257    0.35     Full Year      12       12/31/06   1,777,235   1,050,167      727,068     1.08
 124       332,927      903,006    1.32     Full Year      12       12/31/06   1,356,248     336,396    1,019,852     1.49
 125           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 126           UAV          UAV     UAV     Full Year      12       12/31/06   1,129,660     135,703      993,957     1.50
 127       300,394      327,594    0.51    Trailing-12     12       03/31/07     699,570     319,040      380,530     0.59
 128        36,000      729,408    1.39     Full Year      12       12/31/06     770,808      36,000      734,808     1.40
 129             0    1,095,867    1.80     Full Year      12       12/31/06   1,117,679           0    1,117,679     1.83
 130           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 131           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 132           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 133       322,022      419,314    0.67     Annualized      1       01/31/07     752,350     323,506      428,844     0.69
 134       260,527      780,721    1.52    Trailing-12     12       03/31/07   1,049,870     277,253      772,618     1.50
 135       208,351      488,222    0.96     Full Year      12       12/31/06     990,392     310,165      680,227     1.34
 136        23,082      746,323    1.23     Full Year      12       12/31/06     863,520     113,998      749,522     1.24
 137       338,451      765,926    1.29    Trailing-12     12       11/30/06   1,227,127     299,482      927,645     1.57
 138       299,388      707,585    1.21     Annualized     10       10/31/06   1,152,905     266,838      886,067     1.51
 139       450,023      780,315    1.31    Trailing-12     12       02/28/07   1,238,854     456,709      782,145     1.32
 140       484,386      733,671    1.24     Full Year      12       12/31/06   1,319,267     483,111      836,158     1.42
 141           UAV          UAV     UAV     Full Year      12       12/31/06   1,425,172     351,948    1,073,224     2.55
 142           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 143     1,801,885    1,237,095    2.12    Trailing-12     12       02/28/07   3,060,688   1,808,215    1,252,473     2.15
---------------------------------------------------------------------------------------------------------------------------
 144                        UAV     UAV     Full Year      12       12/31/06     924,838     341,127      583,711     1.26
144.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
144.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
 145       549,861      622,359    1.10     Full Year      12       12/31/06   1,271,255     558,549      712,706     1.26
 146       372,890      680,236    1.17     Annualized      4       04/30/07   1,065,885     376,540      689,345     1.19
---------------------------------------------------------------------------------------------------------------------------
 147                        UAV     UAV                                                                       UAV      UAV
147.1          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
147.2          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
147.3          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
147.4          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
147.5          UAV          UAV                UAV         UAV         UAV           UAV         UAV          UAV
---------------------------------------------------------------------------------------------------------------------------
 148     1,806,760      855,514    1.50    Trailing-12     12       01/31/07   2,741,174   1,822,080      919,094     1.61
 149       114,917      527,173    1.07     Full Year      12       12/31/06     674,602     105,667      568,935     1.16
 150     1,220,175      673,280    1.26     Full Year      12       12/31/06   1,896,910   1,194,526      702,384     1.32
 151     1,570,759      935,218    1.50     Full Year      12       12/31/06   2,740,121   1,687,271    1,052,850     1.69
 152       968,507      700,989    1.25     Full Year      12       12/31/06   1,683,517   1,007,332      676,185     1.21
 153           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 154     1,283,411    1,358,900    2.22     Full Year      12       12/31/06   2,486,748   1,294,402    1,192,346     1.95
 155       551,482    1,416,440    2.41     Annualized      3       03/31/07   1,992,804     456,030    1,536,774     2.61
 156       107,643      831,685    1.50    Trailing-12     12       02/28/07     938,790     106,836      831,954     1.50
 157       182,554      278,387    0.51    Trailing-12     12       03/31/07     498,602     175,351      323,251     0.59
 158     1,306,224      819,645    1.43     Full Year      12       12/31/06   2,323,105   1,304,594    1,018,511     1.78
 159     1,056,470    1,202,686    2.18    Trailing-12     12       03/31/07   2,291,194   1,044,111    1,247,083     2.26
 160       190,148      664,930    1.23    Trailing-12     12       04/30/07     862,694     187,502      675,192     1.25
 161         6,120      764,832    1.42     Full Year      12       12/31/06     782,508       6,150      776,358     1.44
 162        80,038      537,904    1.21     Annualized      3       03/31/07     580,738      80,361      500,377     1.12
 163       502,268      736,290    1.40     Full Year      12       12/31/06   1,256,127     491,168      764,959     1.46
 164           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 165       252,285      613,048    1.19     Full Year      12       12/31/06     803,808     154,478      649,331     1.26
 166       106,284      642,746    1.25     Full Year      12       12/31/06     820,902      95,877      725,030     1.40
 167       256,169      660,349    1.52     Full Year      12       12/31/06     938,470     250,259      688,210     1.58
 168       130,386      654,095    1.57    Trailing-12     12       02/28/07     786,336     129,052      657,284     1.58
 169           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 170       137,638      478,026    0.95     Full Year      12       12/31/06     647,713     140,718      506,995     1.01
 171       149,767      463,164    1.14     Full Year      12       11/30/06     659,700     168,540      491,159     1.21
 172           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 173           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 174       534,237      823,873    1.40     Full Year      12       12/31/06   1,349,560     556,246      793,314     1.35
 175     1,235,762      738,088    1.43    Trailing-12     12       02/28/07   2,163,178   1,402,280      760,898     1.48
 176     1,911,520    1,013,719    2.00    Trailing-12     12       02/28/07   2,939,291   1,915,516    1,023,775     2.02
 177        97,144      640,287    1.34     Full Year      12       12/31/06     751,980      89,360      662,620     1.38
 178        74,643      186,245    0.39     Annualized     12       12/31/07     479,724      96,872      382,852     0.80
 179           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 180           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 181       353,872      558,386    1.19     Annualized      2       02/28/07     892,229     342,808      549,421     1.17
 182       146,233      516,480    1.14     Full Year      12       12/31/06     706,799     127,346      579,453     1.28
 183       186,173      531,863    1.16     Full Year      12       12/31/06     750,714     178,964      571,750     1.25
 184           UAV          UAV     UAV     Full Year      12       12/31/06   1,481,814     924,636      557,178     1.20
 185       296,009      472,798    1.12     Full Year      12       12/31/06     837,543     246,113      591,430     1.40
 186       379,371      622,037    1.43    Trailing-12     12       02/28/07     981,568     376,161      605,407     1.39
 187       363,249      519,332    1.18    Trailing-12     12       04/30/07     914,815     369,201      545,614     1.24
 188       467,284      437,162    1.25     Full Year      12       12/31/06     929,156     482,459      446,698     1.28
 189       428,090      708,705    1.62     Annualized     11       11/30/06   1,038,608     387,523      651,085     1.49
 190       128,433      377,397    0.89     Full Year      12       12/31/06     834,633     212,246      622,387     1.47
 191     1,444,006      713,464    1.65    Trailing-12     12       11/30/06   2,210,783   1,540,826      669,957     1.55
 192           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 193     2,035,872      698,686    1.47    Trailing-12     12       02/28/07   2,723,382   2,058,092      665,290     1.40
 194       201,128      513,160    1.50     Full Year      12       12/31/06     765,240     237,285      527,955     1.55
 195       734,038      671,177    1.46     Full Year      12       12/31/06   1,940,064     947,989      992,075     2.17
 196       465,339      692,995    1.62    Trailing-12     12       02/28/07   1,145,750     487,870      657,880     1.54
 197       962,278      800,572    1.87     Full Year      12       12/31/06   1,888,102   1,076,835      811,267     1.90
 198       140,459      323,005    0.78     Full Year      12       12/31/06     613,589     172,556      441,033     1.06
 199           UAV          UAV     UAV     Annualized      3       03/20/07     639,996      47,378      592,618     1.35
 200       857,548      862,512    2.03    Trailing-12     12       03/31/07   1,788,426     938,655      849,772     2.00
 201        42,697      357,303    1.06    Trailing-12     12       12/31/06     400,000       6,504      393,496     1.16
 202           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 203           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 204       227,509      625,213    1.60     Annualized      5       05/24/07     810,600     223,735      586,865     1.50
 205       193,158      390,964    1.01    Trailing-12     12       02/28/07     616,565     192,084      424,480     1.10
 206       312,671      459,664    1.21     Annualized      4       04/30/07     782,222     320,536      461,686     1.22
 207       162,119      418,923    1.38     Full Year      12       12/31/06     661,979     245,465      416,514     1.37
 208       585,312      184,032    0.50     Full Year      12       12/31/06   1,223,691     690,196      533,495     1.44
 209           UAV          UAV     UAV     Full Year      12       12/31/06     369,973     112,642      257,331     0.69
 210       956,341      723,790    1.62    Trailing-12     12       02/28/07   1,666,435     972,950      693,485     1.56
 211        73,486      203,796    0.55     Annualized      1       01/31/07     338,387      68,817      269,570     0.73
 212           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 213       956,430      744,881    2.00    Trailing-12     12       02/28/07   1,808,571   1,017,335      791,237     2.12
 214       324,256      511,406    1.42     Full Year      12       12/31/06     826,958     340,265      486,693     1.36
 215           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 216           UAV          UAV     UAV    Trailing-12     12       03/31/07   1,495,432     898,788      596,644     1.63
 217       217,622      325,735    0.92    Trailing-12     12       02/28/07     549,529     238,923      310,606     0.88
 218     3,045,474    1,338,736    4.78    Trailing-12     12       02/28/07   4,522,374   2,995,179    1,527,195     5.45
 219           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 220       301,779      558,703    1.47    Trailing-12     12       02/28/07     862,501     327,741      534,760     1.40
 221           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 222       200,603      507,337    1.51     Annualized     11       11/31/06     720,851      73,632      647,219     1.92
 223       464,116      391,034    1.15    Trailing-12     12       03/31/07     871,281     472,952      398,329     1.17
 224       270,720      497,755    1.36    Trailing-12     12       03/31/07     770,880     326,983      443,897     1.22
 225           UAV          UAV     UAV     Full Year      12       12/31/06     703,185     438,201      264,984     0.84
 226     1,107,816    1,027,869    3.17    Trailing-12     12       02/28/07   2,234,819   1,122,496    1,112,323     3.43
 227       792,734      392,102    1.25     Full Year      12       12/31/06   1,348,862     886,617      462,246     1.47
 228           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 229       209,069      412,553    1.30    Trailing-12     12       02/28/07     630,081     206,097      423,984     1.33
 230           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 231           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 232     1,168,013      731,107    2.39    Trailing-12     12       03/31/07   1,913,345   1,169,828      743,630     2.43
 233       114,430      387,274    1.22    Trailing-12     12       03/31/07     625,972     130,989      494,983     1.57
---------------------------------------------------------------------------------------------------------------------------
 234                    484,128    1.56                                                                   491,050     1.58
234.1      147,002      202,130             Full Year      12       12/31/06     364,208     148,534      215,674
234.2       75,611      138,375             Full Year      12       12/31/06     221,664      77,599      144,065
234.3       91,809      143,623             Full Year      12       12/31/06     231,163      99,852      131,311
---------------------------------------------------------------------------------------------------------------------------
 235     1,139,204      514,786    1.70    Trailing-12     12       03/31/07   1,643,896   1,146,438      497,458     1.65
 236       356,249      754,228    3.22     Full Year      12       12/31/06   1,149,865     384,646      765,219     3.27
 237       296,209      213,984    0.75    Trailing-12     12       02/28/06     510,193     296,209      213,984     0.75
 238           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 239        86,871      247,277    1.04     Full Year      12       12/31/06     351,660      75,941      275,719     1.16
 240           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 241           UAV          UAV     UAV     Annualized      8       12/31/06     374,437      36,938      337,499     1.25
 242           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 243           UAV          UAV     UAV     Full Year      12       12/31/06     545,088      67,976      477,112     1.73
 244       219,267      233,927    0.82     Annualized      4       12/31/06     190,009      62,585      127,424     0.45
---------------------------------------------------------------------------------------------------------------------------
 245       113,985      216,515    1.31     Full Year      12       12/31/06     361,988     116,998      244,990     1.54
 246       111,801      127,233    1.31    Trailing-12     12       01/31/07     250,287      89,444      160,843     1.54
---------------------------------------------------------------------------------------------------------------------------
 247        62,558      336,126    1.30     Full Year      12       12/31/06     396,086      56,328      339,758     1.32
 248        87,433      163,608    0.63     Annualized      3       03/31/07     251,041     103,787      147,254     0.57
 249        47,002      352,500    1.33     Full Year      12       12/31/06     456,052      69,681      386,372     1.46
 250       955,441      439,765    1.43    Trailing-12     12       02/28/07   1,408,360     949,843      458,517     1.49
 251       108,161      277,523    1.08     Annualized     11       11/30/06     432,467      84,689      347,778     1.35
 252       170,791      325,657    1.29    Trailing-12     12       02/28/07     494,588     162,208      332,380     1.32
 253             0      325,000    1.30     Annualized      5       05/31/07     325,000           0      325,000     1.30
 254       112,723      287,763    1.18    Trailing-12     12       02/28/07     402,038     114,840      287,198     1.18
 255           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 256           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 257       783,061      344,079    1.44    Trailing-12     12       11/30/06   1,158,326     822,551      335,775     1.40
 258        73,981      266,212    1.11     Full Year      12       12/31/06     375,046      80,593      294,453     1.22
 259       209,358      359,058    1.47    Trailing-12     12       02/28/07     550,406      34,051      516,355     2.11
 260        88,507      330,673    1.37    Trailing-12     12       03/31/07     429,550      94,866      334,685     1.39
 261       877,574      555,585    2.17    Trailing-12     12       02/28/07   1,484,123     877,296      606,827     2.37
 262           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 263       444,177      303,836    1.24    Trailing-12     12       03/31/07     754,980     443,422      311,557     1.27
 264       237,831      300,563    1.30    Trailing-12     12       04/30/07     548,072     277,576      270,495     1.17
 265       329,328      320,044    1.39    Trailing-12     12       02/28/07     735,012     331,368      403,644     1.76
 266        63,406      233,534    1.06     Full Year      12       12/31/06     323,863      70,168      253,696     1.15
 267       177,429      277,731    1.26     Full Year      12       12/31/06     487,105     190,525      296,580     1.34
 268       790,457      345,867    1.46    Trailing-12     12       12/31/06   1,170,212     793,293      376,919     1.59
 269       164,075      238,498    1.13     Full Year      12       12/31/06     403,380     134,567      268,813     1.28
 270       197,533      181,811    0.93     Full Year      12       12/31/06     414,279     140,129      274,150     1.40
 271        72,806      257,610    1.25    Trailing-12     12       01/31/07     329,091      79,330      249,761     1.21
 272           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 273           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 274           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 275           UAV          UAV     UAV     Annualized      2       02/28/07     305,301      47,436      257,867     1.46
 276        54,020      302,563    2.13    Trailing-12     12       03/31/07     438,608      61,878      376,730     2.65
 277        75,523      219,261    1.22     Full Year      12       12/31/06     300,323      67,587      232,736     1.29
 278       119,919      181,181    0.99     Annualized      2       02/28/07     331,221     126,923      204,298     1.12
 279        39,939      141,207    0.79     Full Year      12       12/31/06     232,412      48,961      183,451     1.02
 280           UAV          UAV     UAV     Full Year      12       12/31/06     134,147      87,755       46,392     0.25
 281        99,387       52,479    0.37     Full Year      12       12/31/06     254,953     112,440      142,513     1.00
 282           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 283           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 284        77,654      162,798    1.00     Full Year      12       12/31/06     253,132      78,768      174,364     1.08
 285           UAV          UAV     UAV     Annualized     11       11/30/06     378,085      98,032      280,052     1.43
 286       243,895      247,421    1.51    Trailing-12     12       02/28/07     501,626     244,783      256,843     1.57
 287           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 288       273,813      316,653    1.88     Full Year      12       12/31/06     599,196     316,122      283,074     1.68
 289           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 290           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 291        47,186      221,923    1.41     Annualized     11       11/30/06     289,775      60,317      229,458     1.45
 292       183,150      200,188    1.31    Trailing-12     12       02/28/07     387,092     177,639      209,453     1.37
 293           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 294           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 295       741,155      587,475    2.76    Trailing-12     12       09/30/06   1,462,116     720,695      741,421     3.49
 296           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 297       257,454      172,219    1.27     Annualized      3       03/31/07     440,846     260,540      180,306     1.33
 298           UAV          UAV     UAV     Full Year      12       12/31/06     146,052      83,007       63,045     0.43
 299        67,393      112,421    0.88     Annualized      4       04/30/07     244,781      60,575      184,206     1.44
 300           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 301        61,250      220,687    1.68     Full Year      12       12/31/06     291,243      63,175      228,068     1.74
 302           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 303        47,774      180,550    1.42    Trailing-12     12       03/31/07     252,904      52,936      199,968     1.57
 304        74,372      179,724    1.47    Trailing-12     12       02/28/07     259,109      98,951      160,158     1.31
 305       117,816      208,062    1.77    Trailing-12     12       02/28/07     330,070     114,439      215,631     1.84
 306           777      166,973    1.56     Full Year      12       10/31/06     167,750       3,548      164,202     1.54
 307           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 308        38,723       79,481    0.75    Trailing-12     12       02/28/07     116,457      39,635       76,822     0.73
 309        73,996      154,298    1.51     Full Year      12       12/31/06     198,433      73,144      125,289     1.23
 310           UAV      207,827    2.01     Annualized      3       03/31/07     249,220      53,556      195,664     1.90
 311        94,802      147,751    1.44    Trailing-12     12       02/28/07     253,271      90,546      162,725     1.58
 312       482,087      244,101    2.45    Trailing-12     12       03/31/07     762,579     480,203      282,376     2.84
 313        55,246      142,847    1.35    Trailing-12     12       01/31/07     201,996      54,467      147,529     1.40
 314           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 315           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV
 316        10,682      117,556    1.28     Full Year      12       12/31/06     139,757      14,449      125,308     1.37
 317       197,730      185,120    2.18     Full Year      12       12/31/06     402,748     208,741      194,007     2.28
 318       234,253      118,322    1.49    Trailing-12     12       02/28/07     354,468     239,412      115,056     1.44
 319           UAV          UAV     UAV        UAV         UAV         UAV           UAV         UAV          UAV      UAV

                                                                                                                      ESCROWED
                                                                U/W NCF         TAXES     INSURANCE    U/W ANNUAL    REPLACEMENT
 LOAN       U/W         U/W                                       DSCR        CURRENTLY   CURRENTLY   REPLACEMENT     RESERVES
NUMBER    REVENUES    EXPENSES     U/W NOI      U/W NCF    (NOTE 1) (NOTE 4)   ESCROWED    ESCROWED     RESERVES   INITIAL DEPOSIT
----------------------------------------------------------------------------------------------------------------------------------

  1                               80,378,573   74,964,781         1.49            No          No        1,509,521                0
 1.1      4,972,848   1,511,574    3,461,274    3,228,144                                                  65,003
 1.2      4,732,753   1,438,593    3,294,159    3,072,285                                                  61,865
 1.3      4,516,145   1,372,752    3,143,393    2,931,674                                                  59,033
 1.4      4,433,938   1,347,764    3,086,174    2,878,309                                                  57,959
 1.5      4,375,219   1,329,916    3,045,303    2,840,191                                                  57,191
 1.6      4,218,635   1,282,319    2,936,316    2,738,544                                                  55,144
 1.7      3,853,272   1,171,262    2,682,010    2,501,367                                                  50,369
 1.8      3,812,821   1,158,966    2,653,855    2,475,108                                                  49,840
 1.9      3,653,628   1,110,577    2,543,051    2,371,767                                                  47,759
 1.10     3,480,080   1,057,824    2,422,256    2,259,108                                                  45,490
 1.11     3,273,911     995,156    2,278,755    2,125,273                                                  42,795
 1.12     3,224,326     980,084    2,244,242    2,093,084                                                  42,147
 1.13     3,200,839     972,945    2,227,894    2,077,837                                                  41,840
 1.14     3,140,815     954,699    2,186,116    2,038,873                                                  41,056
 1.15     2,753,269     836,899    1,916,370    1,787,296                                                  35,990
 1.16     2,577,112     783,353    1,793,759    1,672,943                                                  33,687
 1.17     2,569,283     780,973    1,788,310    1,667,860                                                  33,585
 1.18     2,498,820     759,555    1,739,265    1,622,119                                                  32,664
 1.19     2,485,772     755,589    1,730,183    1,613,649                                                  32,493
 1.20     2,287,432     695,300    1,592,132    1,484,896                                                  29,900
 1.21     2,257,420     686,178    1,571,242    1,465,413                                                  29,508
 1.22     2,192,177     666,346    1,525,831    1,423,060                                                  28,655
 1.23     1,963,825     596,935    1,366,890    1,274,825                                                  25,670
 1.24     1,753,741     533,077    1,220,664    1,138,448                                                  22,924
 1.25     1,740,693     529,110    1,211,582    1,129,978                                                  22,754
 1.26     1,740,693     529,110    1,211,582    1,129,978                                                  22,754
 1.27     1,657,181     503,726    1,153,455    1,075,766                                                  21,662
 1.28     1,644,132     499,760    1,144,373    1,067,295                                                  21,491
 1.29     1,615,425     491,034    1,124,392    1,048,660                                                  21,116
 1.30     1,574,974     478,738    1,096,237    1,022,401                                                  20,587
 1.31     1,565,840     475,961    1,089,879    1,016,472                                                  20,468
 1.32     1,558,011     473,582    1,084,430    1,011,389                                                  20,366
 1.33     1,533,219     466,046    1,067,173      995,295                                                  20,042
 1.34     1,500,597     456,130    1,044,467      974,119                                                  19,615
 1.35     1,443,183     438,678    1,004,505      936,848                                                  18,865
 1.36     1,441,878     438,281    1,003,597      936,001                                                  18,848
 1.37     1,409,256     428,365      980,891      914,824                                                  18,421
 1.38     1,384,464     420,829      963,635      898,730                                                  18,097
 1.39     1,325,745     402,981      922,764      860,613                                                  17,330
 1.40     1,293,123     393,065      900,058      839,436                                                  16,903
 1.41     1,293,123     393,065      900,058      839,436                                                  16,903
 1.42     1,222,660     371,647      851,014      793,695                                                  15,982
 1.43     1,163,941     353,798      810,143      755,577                                                  15,215
 1.44     1,118,271     339,916      778,355      725,930                                                  14,618
 1.45     1,110,442     337,536      772,906      720,848                                                  14,515
 1.46     1,105,222     335,949      769,273      717,460                                                  14,447
 1.47     1,076,515     327,223      749,292      698,824                                                  14,072
 1.48       994,309     302,236      692,073      645,459                                                  12,997
 1.49       994,309     302,236      692,073      645,459                                                  12,997
 1.50       977,345     297,079      680,266      634,448                                                  12,775
 1.51       931,675     283,197      648,478      604,801                                                  12,179
 1.52       836,420     254,243      582,177      542,965                                                  10,933
----------------------------------------------------------------------------------------------------------------------------------
  2                               33,165,834   32,973,236         1.83            No          No        1,027,531                0
 2.1     10,572,466   5,889,667    4,682,799    4,556,842                                                 125,957
 2.2      9,645,830   5,304,176    4,341,654    4,188,737                                                 152,917
 2.3      7,196,599   4,007,569    3,189,029    3,089,646                                                  99,383
 2.4      5,623,661   2,858,233    2,765,428    2,711,900                                                  53,528
 2.5      6,669,551   3,522,017    3,147,534    3,094,382                                                  53,152
 2.6      8,213,278   5,610,056    2,603,222    2,542,951                                                  60,270
 2.7     13,639,069  12,106,373    1,532,696    1,454,455                                                 123,331
 2.8      3,655,943   1,164,416    2,491,527    2,432,320                                                  59,207
 2.9      4,687,956   2,796,685    1,891,270    1,840,339                                                  50,931
 2.10     3,884,613   1,963,164    1,921,449    1,899,491                                                  21,958
 2.11     3,353,313   1,838,340    1,514,972    1,468,527                                                  46,445
 2.12     4,731,980   3,271,066    1,460,914    1,401,261                                                  59,653
 2.13     2,593,598   1,770,709      822,890    1,411,393                                                  50,862
 2.14     4,593,934   4,064,691      529,244      481,878                                                  47,366
 2.15     1,617,455   1,346,250      271,205      399,114                                                  22,571
----------------------------------------------------------------------------------------------------------------------------------
  3      14,990,328   4,288,675   10,701,653   10,328,323         1.10            Yes         Yes          87,842                0
----------------------------------------------------------------------------------------------------------------------------------
  4                               12,091,357   11,853,607         1.61            Yes         No          237,750       26,560,000
 4.1        718,954     176,576      542,378      531,713                                                  10,665
 4.2        675,224     165,836      509,388      499,372                                                  10,016
 4.3        649,338     159,478      489,860      480,227                                                   9,632
 4.4        635,516     156,083      479,432      470,005                                                   9,427
 4.5        601,690     147,776      453,914      444,989                                                   8,925
 4.6        594,454     145,999      448,455      439,637                                                   8,818
 4.7        590,159     144,944      445,215      436,461                                                   8,754
 4.8        580,359     142,537      437,822      429,213                                                   8,609
 4.9        490,413     120,446      369,967      362,692                                                   7,275
 4.10       482,995     118,624      364,371      357,206                                                   7,165
 4.11       455,442     111,857      343,585      336,829                                                   6,756
 4.12       443,169     108,843      334,326      327,752                                                   6,574
 4.13       435,191     106,883      328,308      321,852                                                   6,455
 4.14       431,391     105,950      325,441      319,042                                                   6,399
 4.15       423,881     104,106      319,775      313,488                                                   6,288
 4.16       414,927     101,906      313,020      306,865                                                   6,155
 4.17       410,463     100,810      309,653      303,564                                                   6,089
 4.18       404,788      99,416      305,372      299,367                                                   6,005
 4.19       402,680      98,899      303,781      297,808                                                   5,973
 4.20       399,843      98,202      301,641      295,710                                                   5,931
 4.21       381,635      93,730      287,905      282,244                                                   5,661
 4.22       363,726      89,332      274,395      268,999                                                   5,395
 4.23       341,536      83,882      257,654      252,588                                                   5,066
 4.24       327,037      80,321      246,717      241,866                                                   4,851
 4.25       324,174      79,618      244,557      239,748                                                   4,809
 4.26       312,539      76,760      235,779      231,143                                                   4,636
 4.27       307,906      75,622      232,284      227,716                                                   4,567
 4.28       258,150      63,402      194,748      190,919                                                   3,829
 4.29       251,760      61,832      189,927      186,193                                                   3,735
 4.30       247,920      60,889      187,031      183,353                                                   3,678
 4.31       242,623      59,588      183,035      179,436                                                   3,599
 4.32       239,356      58,786      180,570      177,020                                                   3,551
 4.33       237,716      58,383      179,333      175,807                                                   3,526
 4.34       235,686      57,885      177,801      174,305                                                   3,496
 4.35       225,730      55,439      170,290      166,942                                                   3,348
 4.36       224,480      55,133      169,348      166,018                                                   3,330
 4.37       220,277      54,100      166,176      162,909                                                   3,268
 4.38       218,103      53,566      164,537      161,301                                                   3,235
 4.39       182,312      44,776      137,536      134,832                                                   2,704
 4.40       181,284      44,524      136,760      134,071                                                   2,689
 4.41       179,202      44,012      135,190      132,531                                                   2,658
 4.42       174,204      42,785      131,419      128,835                                                   2,584
 4.43       109,572      26,911       82,661       81,036                                                   1,625
----------------------------------------------------------------------------------------------------------------------------------
  5      14,291,368   4,660,778    9,630,590    9,179,861         1.35            Yes         Yes         112,682                0
----------------------------------------------------------------------------------------------------------------------------------
  6                              123,538,966  123,538,966         1.81            No          No                0                0
 6.1    152,823,180  36,151,909  116,671,271  116,671,271                                                       0
 6.2      5,001,486   1,183,153    3,818,332    3,818,332                                                       0
 6.3      3,334,324     788,769    2,545,555    2,545,555                                                       0
 6.4        659,918     156,111      503,808      503,808                                                       0
----------------------------------------------------------------------------------------------------------------------------------
  7      14,476,157   5,615,406    8,860,752    8,249,775         1.31            No          No          141,853                0
  8      13,014,892   5,376,516    7,638,376    7,115,947         1.24            Yes         No           87,072                0
  9      16,717,000   8,717,000    8,000,000    7,331,000         1.45            Yes         No          669,000            1,000
  10      8,614,282   2,183,824    6,430,458    6,237,937         1.55            Yes         No           27,736                0
----------------------------------------------------------------------------------------------------------------------------------
  11     10,234,210   3,017,212    7,216,997    6,452,442         1.64            Yes         No          121,964                0
 11.1           UAV         UAV          UAV          UAV                                                     UAV
 11.2           UAV         UAV          UAV          UAV                                                     UAV
 11.3           UAV         UAV          UAV          UAV                                                     UAV
 11.4           UAV         UAV          UAV          UAV                                                     UAV
 11.5           UAV         UAV          UAV          UAV                                                     UAV
 11.6           UAV         UAV          UAV          UAV                                                     UAV
 11.7           UAV         UAV          UAV          UAV                                                     UAV
 11.8           UAV         UAV          UAV          UAV                                                     UAV
 11.9           UAV         UAV          UAV          UAV                                                     UAV
11.10           UAV         UAV          UAV          UAV                                                     UAV
11.11           UAV         UAV          UAV          UAV                                                     UAV
11.12           UAV         UAV          UAV          UAV                                                     UAV
11.13           UAV         UAV          UAV          UAV                                                     UAV
11.14           UAV         UAV          UAV          UAV                                                     UAV
11.15           UAV         UAV          UAV          UAV                                                     UAV
11.16           UAV         UAV          UAV          UAV                                                     UAV
11.17           UAV         UAV          UAV          UAV                                                     UAV
11.18           UAV         UAV          UAV          UAV                                                     UAV
11.19           UAV         UAV          UAV          UAV                                                     UAV
11.20           UAV         UAV          UAV          UAV                                                     UAV
----------------------------------------------------------------------------------------------------------------------------------
  12     32,849,912  12,612,368   20,237,544   20,002,855         1.31            Yes         Yes         234,689                0
  13      6,932,438   2,053,836    4,878,602    4,715,202         1.30            Yes         Yes          32,487                0
  14      5,960,255   1,491,654    4,468,601    4,363,596         1.26            Yes         Yes          35,987                0
  15      6,656,461   1,486,463    5,169,998    4,931,489         1.38            Yes         No           47,445                0
  16      7,905,805   3,041,067    4,864,738    4,797,145         1.33            Yes         Yes          67,592                0
  17      5,707,229   1,637,294    4,069,935    3,928,017         1.20            Yes         Yes          39,694                0
----------------------------------------------------------------------------------------------------------------------------------
  18                               6,785,109    6,436,120         2.26            No          No          119,773                0
 18.1     3,462,468   1,021,186    2,441,282    2,315,716                                                  43,094
 18.2     2,761,891     814,564    1,947,326    1,847,166                                                  34,375
 18.3     2,031,481     599,145    1,432,337    1,358,665                                                  25,284
 18.4     1,367,473     403,309      964,164      914,573                                                  17,020
----------------------------------------------------------------------------------------------------------------------------------
  19      5,284,405   1,543,686    3,740,719    3,466,208         1.25            Yes         Yes          52,627                0
  20      9,898,000   5,066,000    4,832,000    4,436,000         1.70            Yes         Yes         396,000            1,000
  21     22,941,000  17,025,000    5,916,000    4,998,000         1.55            Yes         Yes         918,000                0
  22      5,552,863   1,877,525    3,675,338    3,598,068         1.22            Yes         Yes          77,270                0
  23      5,669,291   1,930,254    3,739,038    3,500,276         1.65            Yes         No           39,400        1,000,000
  24      4,421,494   1,691,479    2,730,015    2,604,124         1.18            No          No           46,263                0
----------------------------------------------------------------------------------------------------------------------------------
  25                               3,377,691    3,144,241         1.25            No          No           89,467                0
 25.1     2,416,231     855,342    1,560,889    1,453,008                                                  41,344
 25.2     1,888,031     668,360    1,219,671    1,135,373                                                  32,306
 25.3       924,349     327,218      597,131      555,860                                                  15,817
----------------------------------------------------------------------------------------------------------------------------------
  26                               3,279,955    3,021,955         1.15            Yes         Yes         258,000          287,919
 26.1     1,633,910     709,431      924,480      851,761                                                  72,719
 26.2     1,126,835     489,263      637,572      587,421                                                  50,151
 26.3       826,346     358,793      467,553      430,775                                                  36,778
 26.4       600,979     260,940      340,039      313,291                                                  26,747
 26.5       594,718     258,222      336,496      310,028                                                  26,469
 26.6       513,336     222,886      290,450      267,603                                                  22,847
 26.7       500,815     217,450      283,365      261,076                                                  22,289
----------------------------------------------------------------------------------------------------------------------------------
  27      3,500,255   1,154,879    2,345,376    2,309,620         1.14            No          No            7,949                0
----------------------------------------------------------------------------------------------------------------------------------
  28                               5,078,459    4,729,602         2.33            No          No          116,286                0
 28.1     2,228,778     465,537    1,763,241    1,642,118                                                  40,374
 28.2     1,767,873     369,265    1,398,608    1,302,532                                                  32,025
 28.3     1,612,526     336,817    1,275,709    1,188,076                                                  29,211
 28.4       810,115     169,213      640,902      596,876                                                  14,675
----------------------------------------------------------------------------------------------------------------------------------
  29     12,275,000   8,037,000    4,238,000    3,747,000         1.94            Yes         Yes         491,000            1,000
----------------------------------------------------------------------------------------------------------------------------------
  30                               4,504,009    3,790,680         2.12            No          No          460,565                0
 30.1     1,301,411     361,787      939,624      790,809                                                  96,083
 30.2       521,645     145,015      376,630      316,980                                                  38,513
 30.3       489,368     136,042      353,325      297,367                                                  36,130
 30.4       392,574     109,134      283,440      238,550                                                  28,984
 30.5       387,192     107,638      279,554      235,279                                                  28,586
 30.6       333,422      92,690      240,732      202,606                                                  24,616
 30.7       311,910      86,710      225,200      189,534                                                  23,028
 30.8       311,910      86,710      225,200      189,534                                                  23,028
 30.9       295,781      82,226      213,555      179,733                                                  21,837
30.10       268,887      74,750      194,137      163,391                                                  19,852
30.11       268,887      74,750      194,137      163,391                                                  19,852
30.12       247,375      68,769      178,606      150,319                                                  18,264
30.13       231,246      64,286      166,961      140,518                                                  17,073
30.14       193,605      53,822      139,784      117,645                                                  14,294
30.15       193,605      53,822      139,784      117,645                                                  14,294
30.16       155,965      43,358      112,607       94,773                                                  11,515
30.17       134,453      37,377       97,076       81,701                                                   9,927
30.18        86,047      23,921       62,126       52,287                                                   6,353
30.19        75,281      20,928       54,353       45,745                                                   5,558
30.20        37,641      10,464       27,177       22,873                                                   2,779
----------------------------------------------------------------------------------------------------------------------------------
  31      2,812,401     636,529    2,175,872    2,154,322         1.21            Yes         Yes          11,159                0
  32      2,926,775     555,939    2,370,837    2,260,008         1.15            Yes         No           32,172                0
  33      3,510,082   1,081,045    2,429,037    2,305,815         1.17            Yes         Yes          20,665                0
  34      3,152,129     913,563    2,238,567    2,142,439         1.15            Yes         No           22,680                0
  35      2,856,728     625,855    2,230,873    2,152,545         1.20            Yes         Yes          12,509                0
  36      4,340,059   1,456,098    2,883,961    2,698,506         1.40            Yes         Yes          19,595                0
  37      3,911,132   1,361,724    2,549,407    2,340,197         1.21            Yes         Yes          29,993                0
  38      4,943,627   2,699,426    2,244,201    2,079,201         1.32            Yes         Yes         165,000                0
  39      3,456,530   1,397,518    2,059,012    1,971,012         1.15            Yes         Yes          88,000                0
  40      2,368,926     457,327    1,911,599    1,893,423         1.16            Yes         No           18,176                0
----------------------------------------------------------------------------------------------------------------------------------
  41                               2,034,300    2,002,136         1.24            No          No            3,232          155,000
 41.1     1,072,328     158,336      913,992      913,992                                                       0
 41.2       818,262     142,134      676,129      666,657                                                   1,355
 41.3       539,225      95,046      444,179      421,487                                                   1,876
----------------------------------------------------------------------------------------------------------------------------------
  42      2,834,554     772,823    2,061,731    1,919,762         1.48            Yes         Yes          32,606                0
  43      2,794,775   1,188,961    1,605,814    1,573,564         1.15            Yes         No           32,250                0
----------------------------------------------------------------------------------------------------------------------------------
  44                               1,804,548    1,725,989         1.19            Yes         Yes          13,093          150,000
 44.1       956,199     233,002      723,197      691,713                                                   5,247
 44.2       874,239     213,030      661,208      632,423                                                   4,797
 44.3       555,506     135,363      420,143      401,852                                                   3,048
----------------------------------------------------------------------------------------------------------------------------------
  45      1,929,345      57,880    1,871,464    1,733,730         1.15            No          No           29,020                0
  46      2,038,992     500,076    1,538,917    1,485,761         1.20            Yes         No            8,859                0
  47      1,872,200      56,166    1,816,034    1,695,129         1.15            No          No           26,400                0
  48      2,385,199     703,221    1,681,978    1,617,129         1.39            Yes         Yes          18,913                0
  49      1,859,150      55,775    1,803,376    1,800,176         1.56            No          No            3,200                0
  50      1,849,365      55,481    1,793,884    1,778,550         1.18            Yes         Yes          15,335                0
  51      7,105,000   4,692,000    2,413,000    2,135,000         1.52            Yes         Yes         278,000          387,283
  52     12,808,885  10,465,132    2,343,753    1,959,487         1.42            Yes         No          384,267                0
  53      3,577,265   1,528,098    2,049,167    1,847,007         1.25            Yes         Yes         202,160          481,250
  54      1,725,007     451,430    1,273,577    1,236,936         1.20            Yes         Yes           9,072                0
----------------------------------------------------------------------------------------------------------------------------------
  55                               2,052,772    1,761,436         1.37            Yes         Yes         291,336                0
 55.1     2,492,701   1,385,240    1,107,462      957,900                                                 149,562
 55.2     2,362,899   1,417,589      945,310      803,536                                                 141,774
----------------------------------------------------------------------------------------------------------------------------------
  56      6,572,000   4,200,000    2,372,000    2,109,000         1.72            Yes         Yes         263,000            1,000
----------------------------------------------------------------------------------------------------------------------------------
  57                               1,851,938    1,619,475         1.29            Yes         Yes          38,606                0
 57.1     1,957,868     990,380      967,488      846,045                                                  20,169
 57.2     1,789,827     905,377      884,450      773,430                                                  18,437
----------------------------------------------------------------------------------------------------------------------------------
  58      2,167,201     725,221    1,441,980    1,362,823         1.14            Yes         No           17,439                0
  59      5,150,457   3,245,725    1,904,732    1,698,713         1.37            Yes         Yes         206,018                0
  60      2,540,919     832,610    1,708,309    1,526,389         1.53            No          No           34,266                0
  61      1,733,239     390,122    1,343,117    1,295,081         1.10            Yes         Yes          18,800                0
  62      1,759,503     583,989    1,175,514    1,113,752         1.20            No          No            3,654                0
  63      2,193,124     685,597    1,507,527    1,416,377         1.23            Yes         No           25,498                0
  64      2,416,473     991,723    1,424,750    1,312,975         1.16            Yes         No           21,938                0
  65      2,187,239     855,529    1,331,710    1,331,710         1.20            Yes         Yes               0        1,140,518
  66      1,891,577     526,397    1,365,180    1,310,092         1.20            Yes         Yes          20,311                0
  67      3,502,763   1,931,321    1,571,442    1,393,370         1.25            Yes         Yes          29,767                0
  68      1,758,850     432,863    1,325,987    1,279,322         1.44            Yes         No           17,946                0
  69      1,441,735     290,494    1,151,241    1,129,309         1.28            Yes         No           12,000                0
  70      2,020,384     744,414    1,275,970    1,180,502         1.35            Yes         Yes          16,632                0
  71      2,349,182     620,475    1,728,706    1,662,067         1.62            No          No           11,298                0
  72      7,579,299   5,715,471    1,863,827    1,619,393         1.47            Yes         No          244,434                0
  73      1,399,651      41,990    1,357,662    1,307,962         1.25            No          No           11,469                0
  74      1,352,957      40,589    1,312,368    1,206,175         1.20            No          No           23,832                0
  75      1,848,075     395,151    1,452,923    1,394,784         1.43            No          No           11,885                0
  76      1,629,686     483,613    1,146,074    1,080,764         1.26            Yes         Yes          18,314                0
  77      1,846,040     668,105    1,177,933    1,098,361         1.42            Yes         Yes          13,497          100,000
  78      2,418,841   1,068,562    1,229,337    1,214,657         1.20            No          No           14,680                0
  79      8,557,703   6,509,775    2,390,236    2,047,928         2.60            Yes         Yes         342,308                0
  80      2,096,923     733,904    1,363,018    1,342,623         1.67            No          No           20,395                0
  81      1,154,295     305,399      848,896      815,609         1.20            Yes         Yes           5,607                0
  82      1,534,112     284,131    1,249,981    1,183,355         1.25            Yes         Yes          10,846                0
  83      2,324,820   1,170,140    1,154,680    1,090,180         1.16            Yes         No           64,500                0
  84      1,937,561     937,109    1,000,452      942,852         1.26            Yes         Yes          57,600                0
  85      3,117,194   1,752,878    1,364,316    1,239,628         1.33            Yes         Yes         124,688                0
  86      2,057,450     831,509    1,225,941    1,123,351         1.20            Yes         Yes          22,541                0
  87      1,435,611     353,480    1,082,131    1,033,614         1.45            No          No            3,747                0
----------------------------------------------------------------------------------------------------------------------------------
  88      1,125,969      22,413    1,103,556    1,097,961         1.42            No          No            5,594                0
 88.1           UAV         UAV          UAV          UAV                                                     UAV
 88.2           UAV         UAV          UAV          UAV                                                     UAV
 88.3           UAV         UAV          UAV          UAV                                                     UAV
 88.4           UAV         UAV          UAV          UAV                                                     UAV
 88.5           UAV         UAV          UAV          UAV                                                     UAV
 88.6           UAV         UAV          UAV          UAV                                                     UAV
 88.7           UAV         UAV          UAV          UAV                                                     UAV
----------------------------------------------------------------------------------------------------------------------------------
  89      1,577,325     451,733    1,125,592    1,049,927         1.13            Yes         Yes          12,301                0
  90      1,424,231     348,011    1,076,220    1,013,688         1.40            Yes         No           12,900                0
  91      1,427,797     243,252    1,184,544    1,090,019         1.24            Yes         Yes           8,623                0
  92      1,567,481     445,201    1,122,280    1,037,686         1.20            No          No           14,132                0
  93      1,456,594     284,365    1,172,229    1,076,220         1.52            Yes         Yes          30,886           84,375
----------------------------------------------------------------------------------------------------------------------------------
  94      2,025,112     740,746    1,284,366    1,155,814         1.40            No          No           18,384                0
 94.1           UAV         UAV          UAV          UAV                                                     UAV
 94.2           UAV         UAV          UAV          UAV                                                     UAV
----------------------------------------------------------------------------------------------------------------------------------
  95      2,321,175   1,036,667    1,284,508    1,181,483         1.39            Yes         Yes          19,728                0
  96      1,488,182     366,976    1,121,206    1,054,364         1.24            Yes         Yes          23,492                0
  97      1,562,026     466,833    1,095,193    1,042,601         1.29            Yes         Yes           8,721                0
  98      1,377,205     380,029      997,176      974,259         1.19            Yes         Yes           5,250                0
  99      1,654,353     612,170    1,042,184      965,144         1.22            Yes         No           12,840                0
 100      1,543,871     455,693    1,088,178      996,914         1.30            Yes         No            5,714                0
 101      1,584,573     568,045    1,016,528      932,745         1.21            Yes         Yes          16,149                0
 102      1,223,324      94,525    1,128,798    1,037,888         1.36            Yes         Yes          19,712                0
 103      2,634,355   1,460,070    1,174,285    1,068,911         1.37            Yes         Yes         105,374                0
 104      1,785,678     836,774      948,904      914,904         1.42            No          No           34,000                0
 105      1,638,217     648,305      989,912      934,381         1.27            Yes         Yes          15,686                0
 106      1,182,789     210,293      972,496      905,574         1.20            Yes         No            9,388                0
 107      1,642,318     726,238      916,080      880,393         1.20            Yes         Yes           7,709                0
 108      1,242,912     313,374      929,539      892,860         1.21            Yes         No           19,731                0
 109      1,425,293     401,993    1,023,300      968,533         1.56            Yes         Yes           7,854                0
 110      2,953,636   1,633,154    1,320,481    1,202,336         1.62            Yes         Yes         118,145                0
 111      1,346,305     466,856      879,448      801,464         1.15            Yes         No           11,461                0
 112      1,828,244     804,695    1,023,549      864,195         1.20            Yes         Yes          26,649                0
 113      2,084,641     651,998    1,432,643    1,372,041         2.48            No          No            7,922                0
 114      1,551,724     349,559    1,202,165    1,137,630         2.02            No          No            9,834                0
 115      1,228,014     346,840      881,174      840,622         1.22            No          No            8,540                0
 116      1,471,429     370,760    1,100,669    1,041,735         1.81            Yes         Yes          11,203                0
 117      1,185,292     354,632      830,660      814,410         1.18            Yes         Yes          16,250                0
 118      2,057,572   1,064,251      993,321      858,781         1.21            Yes         No           19,880                0
 119      1,524,174     644,561      879,613      821,613         1.21            Yes         Yes          58,000                0
----------------------------------------------------------------------------------------------------------------------------------
 120                                 827,469      827,469         1.48            Yes         Yes               0        1,160,000
120.1     1,000,801     610,291      390,511      390,511                                                       0
120.2     1,196,644     759,685      436,959      436,959                                                       0
----------------------------------------------------------------------------------------------------------------------------------
 121      1,267,112     436,486      830,626      775,463         1.17            Yes         No           10,813                0
 122      3,180,000   1,806,000    1,374,000    1,247,000         1.85            Yes         Yes         127,000                0
 123      1,968,130   1,089,649      878,481      784,859         1.16            Yes         Yes          19,781          125,000
 124      1,320,809     389,730      931,078      849,105         1.24            Yes         Yes          17,630                0
 125        885,665      26,570      859,096      818,351         1.24            No          No            6,791                0
 126      1,000,147     150,574      849,572      799,270         1.20            Yes         Yes          10,628           31,885
 127      1,195,759     348,677      847,082      803,067         1.24            Yes         Yes           9,942                0
 128        722,863      21,686      701,177      651,182         1.24            No          No           20,057                0
 129      1,032,876      30,986    1,001,890      939,975         1.54            No          Yes          13,450                0
 130      1,283,247     474,966      808,280      784,828         1.28            Yes         No            3,430                0
 131        967,251     134,685      832,567      794,657         1.25            Yes         No            4,842                0
 132        734,316      19,136      715,180      706,279         1.15            No          No            8,901                0
 133      1,085,118     363,036      722,082      693,448         1.11            Yes         Yes           6,891                0
 134      1,057,468     305,215      752,253      746,928         1.45            Yes         Yes           5,325                0
 135        939,235     302,858      636,377      636,377         1.25            Yes         No                0                0
 136        945,605     204,618      740,986      701,604         1.16            Yes         Yes           9,088                0
 137      1,307,159     361,254      945,905      923,905         1.56            Yes         No           22,000                0
 138      1,088,280     296,503      791,777      727,351         1.24            Yes         Yes           8,250                0
 139      1,248,823     429,327      819,496      771,199         1.30            Yes         Yes           7,853                0
 140      1,272,418     468,275      804,143      738,882         1.25            Yes         Yes          12,234                0
 141      1,399,017     421,080      977,938      922,373         2.19            No          No           12,911                0
 142        890,458     161,425      729,033      720,310         1.26            No          No            1,440                0
 143      2,964,159   1,822,102    1,142,057    1,023,491         1.76            Yes         No          118,566                0
----------------------------------------------------------------------------------------------------------------------------------
 144      1,170,489     289,245      881,244      725,102         1.57            Yes         No           30,605                0
144.1           UAV         UAV          UAV          UAV                                                     UAV
144.2           UAV         UAV          UAV          UAV                                                     UAV
----------------------------------------------------------------------------------------------------------------------------------
 145      1,329,730     616,831      712,899      680,128         1.20            Yes         No           13,120                0
 146      1,077,182     366,399      710,782      696,781         1.20            Yes         Yes          14,001                0
----------------------------------------------------------------------------------------------------------------------------------
 147                                 826,187      803,983         1.43            No          No            3,027                0
147.1       285,532       9,476      276,056      267,167                                                     767
147.2       250,800       9,746      241,054      231,067                                                   1,872
147.3       157,700       5,493      152,207      152,207                                                       0
147.4        97,256       3,609       93,647       90,319                                                     388
147.5        66,500       3,277       63,223       63,223                                                       0
----------------------------------------------------------------------------------------------------------------------------------
 148      2,879,936   2,010,409      869,527      754,329         1.32            No          No          115,197                0
 149        820,114     128,234      691,880      662,639         1.35            Yes         Yes           6,916                0
 150      1,845,009   1,202,419      642,589      642,589         1.21            Yes         Yes               0          740,792
 151      2,740,121   1,719,969    1,020,152      910,547         1.46            Yes         No          109,605                0
 152      1,751,325   1,026,421      724,905      678,405         1.21            Yes         Yes          46,500                0
 153        971,916     264,980      706,936      664,350         1.19            Yes         Yes           9,731                0
 154      2,352,550   1,404,503      948,047      853,945         1.40            Yes         Yes          94,102                0
 155      1,773,066     533,263    1,239,803    1,142,115         1.94            Yes         No           33,288                0
 156      1,128,469     345,669      782,800      671,143         1.21            No          No           44,545                0
 157      1,146,733     367,532      779,201      729,893         1.33            Yes         Yes          10,252                0
 158      2,188,289   1,280,803      907,486      776,189         1.36            Yes         Yes         131,297                0
 159      2,291,194   1,213,187    1,078,006      986,359         1.78            Yes         Yes          91,648          367,029
 160        868,561     241,717      626,844      619,968         1.15            Yes         Yes          15,600                0
 161        754,532      22,636      731,896      694,232         1.28            No          No            5,700                0
 162        734,425     115,109      619,316      587,591         1.32            Yes         Yes           6,300                0
 163      1,279,598     490,812      788,786      731,246         1.40            Yes         Yes           6,750                0
 164        684,508      20,535      663,973      628,595         1.20            No          No            8,120                0
 165        996,775     327,637      669,138      618,019         1.20            Yes         Yes          18,852                0
 166        783,721     117,657      666,064      624,673         1.21            Yes         Yes          13,382                0
 167        916,771     259,037      657,735      650,735         1.49            Yes         Yes           7,000                0
 168      1,091,185     473,369      617,816      585,529         1.40            No          No           12,915                0
 169        875,381     214,011      661,370      624,128         1.44            No          No            3,152                0
 170        839,325     179,308      660,017      622,090         1.24            Yes         Yes           7,474                0
 171        673,691     175,985      497,705      494,205         1.22            Yes         No            3,500                0
 172      1,052,287     357,834      694,453      654,882         1.34            Yes         Yes           9,112                0
 173        878,908     220,150      658,757      630,389         1.22            Yes         Yes           5,972                0
 174      1,323,038     633,275      689,763      650,392         1.11            No          No           10,893                0
 175      2,163,178   1,433,555      729,623      643,096         1.25            Yes         No           86,527                0
 176      3,026,000   1,906,000    1,120,000      969,000         1.91            Yes         Yes         151,000            1,000
 177        741,872     121,179      620,693      574,975         1.20            Yes         No            7,620                0
 178        937,596     294,636      642,960      599,011         1.26            Yes         Yes           6,307                0
 179        749,437     169,769      579,668      560,709         1.20            Yes         Yes           2,114                0
 180        870,763     256,065      614,698      583,010         1.22            Yes         Yes           4,133                0
 181        920,420     345,481      574,940      542,940         1.16            No          No           32,000                0
 182        785,373     223,587      561,786      544,412         1.20            Yes         Yes           4,688                0
 183        746,003     170,856      575,147      552,267         1.21            Yes         Yes           2,737                0
 184      1,522,549     900,916      621,633      562,883         1.21            Yes         Yes          58,750                0
 185        879,384     363,025      516,359      480,300         1.14            Yes         Yes           5,455                0
 186        994,020     391,475      602,546      557,546         1.28            Yes         Yes          45,000                0
 187        920,817     372,623      548,193      535,078         1.21            Yes         Yes          13,115                0
 188        926,554     441,809      484,745      475,895         1.36            Yes         Yes           8,850                0
 189      1,033,999     451,253      582,745      549,740         1.25            Yes         No           11,598                0
 190        826,018     230,337      595,680      535,213         1.27            Yes         Yes           7,499                0
 191      2,205,277   1,492,155      713,122      624,911         1.44            Yes         Yes          88,211                0
 192        650,109      97,806      552,302      539,145         1.31            No          No            1,707                0
 193      2,895,000   2,123,000      772,000      627,000         1.32            No          No          145,000                0
 194        803,876     242,847      561,029      528,675         1.55            Yes         No            8,652                0
 195      1,724,815   1,002,441      722,375      653,382         1.43            Yes         Yes          68,993                0
 196      1,211,383     468,628      742,756      673,276         1.57            Yes         Yes          14,775                0
 197      1,888,102   1,197,715      690,387      614,863         1.44            Yes         Yes          75,524                0
 198        966,489     206,481      760,008      704,272         1.69            No          No           10,740                0
 199        772,684     193,016      579,668      517,922         1.18            Yes         Yes          25,306                0
 200      1,788,426   1,045,658      742,769      671,232         1.58            No          No           71,537           21,250
 201        418,100       4,181      413,919      413,919         1.22            No          No                0                0
 202        617,157     164,097      453,060      440,915         1.33            No          No            4,032                0
 203        612,690     129,515      483,175      450,326         1.38            Yes         Yes           8,483                0
 204        880,646     304,431      576,215      544,186         1.39            Yes         Yes           5,140                0
 205        684,417     153,280      531,138      490,152         1.27            Yes         Yes          17,883                0
 206        783,039     322,173      460,866      436,866         1.15            Yes         Yes          24,000                0
 207        672,474     232,495      439,979      430,635         1.42            Yes         No            3,626                0
 208      1,240,520     723,770      516,750      452,340         1.22            Yes         Yes          10,667                0
 209        596,501     124,870      471,631      451,022         1.20            Yes         Yes           3,336                0
 210      1,622,709   1,039,104      648,514      583,605         1.31            Yes         Yes          64,908                0
 211        596,425     110,589      485,836      451,104         1.22            Yes         Yes           5,482                0
 212        636,237     144,841      491,396      466,772         1.27            Yes         No            2,401                0
 213      1,808,571   1,095,740      712,831      640,488         1.72            Yes         Yes          72,343                0
 214      1,029,332     525,501      503,832      463,436         1.29            Yes         Yes           6,750                0
 215        812,875     326,431      486,444      467,656         1.19            Yes         Yes           3,310                0
 216      1,495,432     922,256      573,176      513,359         1.40            No          No           59,817                0
 217        720,381     247,405      472,976      430,757         1.22            Yes         No           16,016                0
 218      4,261,842   3,255,085    1,006,756      836,283         2.98            Yes         Yes         170,474                0
 219        581,873      17,456      564,416      547,228         1.42            No          No            1,688                0
 220        866,154     361,126      505,027      469,027         1.23            Yes         Yes          36,000                0
 221        716,285     162,729      553,556      509,289         1.38            No          No            9,195                0
 222        838,669     246,419      592,249      557,228         1.66            Yes         Yes           7,440                0
 223        872,569     451,676      420,893      396,643         1.17            Yes         Yes          24,250                0
 224        757,056     318,976      438,081      422,831         1.16            Yes         Yes          15,250           60,000
 225        892,638     495,324      397,315      361,871         1.15            Yes         Yes           7,008                0
 226      2,064,920   1,196,727      868,193      785,596         2.43            Yes         Yes          82,597                0
 227      1,348,862     894,319      454,543      400,590         1.27            Yes         No           53,954                0
 228        523,414     117,841      405,573      378,662         1.20            Yes         Yes           3,964                0
 229        629,001     216,250      412,751      412,751         1.30            Yes         Yes           9,182                0
 230        602,507     147,246      455,261      405,710         1.34            Yes         Yes           4,603                0
 231        637,027     214,763      422,264      398,668         1.21            No          No            4,089                0
 232      1,913,345   1,319,603      593,741      517,207         1.69            Yes         Yes          76,534                0
 233        629,274     222,747      406,527      379,277         1.20            Yes         Yes          27,250                0
----------------------------------------------------------------------------------------------------------------------------------
 234                                 469,383      441,133         1.42            Yes         Yes          28,250                0
234.1       370,487     173,033      197,454      185,204                                                  12,250
234.2       231,075      89,095      141,980      134,230                                                   7,750
234.3       246,807     116,858      129,948      121,699                                                   8,250
----------------------------------------------------------------------------------------------------------------------------------
 235      1,643,896   1,182,399      461,497      395,741         1.31            Yes         No           65,756                0
 236      1,072,608     396,088      676,519      623,315         2.66            No          No            8,899                0
 237        687,972     296,273      391,699      354,499         1.24            Yes         Yes           9,300                0
 238        354,324      10,630      343,694      341,657         1.19            No          No            2,037                0
 239        476,987     103,125      373,863      340,451         1.43            Yes         Yes           3,867                0
 240        671,078     229,475      441,603      409,745         1.32            Yes         Yes           6,362                0
 241        405,395      52,591      352,804      336,197         1.24            Yes         Yes           3,379                0
 242        445,870      80,039      365,831      341,462         1.25            Yes         Yes           4,665                0
 243        535,851     152,250      383,601      364,667         1.32            Yes         Yes           2,887                0
 244        646,227     214,844      431,383      407,298         1.43            Yes         Yes           4,382                0
----------------------------------------------------------------------------------------------------------------------------------
 245        355,507     128,085      227,422      212,172         1.28            Yes         Yes          15,250                0
 246        254,803     118,180      136,623      124,623         1.28            Yes         Yes          12,000                0
----------------------------------------------------------------------------------------------------------------------------------
 247        406,039      70,717      335,322      311,278         1.21            Yes         Yes           4,237                0
 248        460,111     109,659      350,452      325,084         1.25            Yes         Yes           3,848                0
 249        420,632      79,710      340,922      320,945         1.21            Yes         Yes           3,425            6,850
 250      1,408,360   1,026,492      458,069      381,868         1.24            Yes         Yes          76,201                0
 251        471,307     127,516      343,791      318,921         1.24            No          No            3,398                0
 252        494,361     157,196      337,165      329,815         1.31            Yes         Yes           7,350                0
 253        325,000       9,750      315,250      313,076         1.25            No          No            2,174                0
 254        429,862     119,648      310,214      285,592         1.17            Yes         Yes           6,210                0
 255        375,558      54,287      321,272      307,081         1.20            Yes         Yes           2,425                0
 256        300,000       9,000      291,000      288,811         1.17            No          No            2,189                0
 257      1,182,230     781,034      401,197      345,097         1.44            Yes         Yes          56,100                0
 258        385,819      85,736      300,083      289,745         1.20            Yes         Yes           2,034                0
 259        563,378     262,816      300,561      293,561         1.20            Yes         Yes           7,000                0
 260        414,764      98,429      316,335      300,843         1.25            Yes         Yes           2,520                0
 261      1,423,088     926,574      496,514      439,591         1.71            Yes         Yes          56,924                0
 262        440,456      15,070      425,386      421,899         1.84            No          No            3,488                0
 263        784,119     452,481      331,638      295,728         1.21            Yes         Yes          35,910                0
 264        578,706     273,838      304,869      280,869         1.21            Yes         Yes          24,000                0
 265        609,955     311,733      298,222      289,722         1.26            No          No            8,500                0
 266        329,782      70,598      259,184      244,108         1.11            Yes         No            2,692                0
 267        481,415     189,627      291,788      283,464         1.28            Yes         Yes           8,324                0
 268      1,170,177     803,314      366,863      320,056         1.35            Yes         Yes          46,807                0
 269        394,519     146,403      248,115      239,115         1.14            Yes         No            9,000                0
 270        454,270     171,729      282,541      272,323         1.39            No          No            2,303                0
 271        337,435      86,529      250,906      243,743         1.18            Yes         Yes           7,163                0
 272        393,851     112,862      280,989      256,860         1.21            Yes         Yes           3,450                0
 273        277,304       8,319      268,985      255,895         1.25            Yes         Yes           2,200                0
 274        254,156      37,470      216,686      211,248         1.16            Yes         Yes             827                0
 275        337,896     108,414      229,482      224,332         1.27            Yes         Yes           5,150                0
 276        353,437      82,429      271,009      257,823         1.82            No          No            1,845                0
 277        312,810      71,484      241,325      229,890         1.27            Yes         Yes           2,271                0
 278        380,315     135,128      245,186      240,036         1.31            Yes         Yes           5,150                0
 279        282,065      63,560      218,505      211,795         1.18            Yes         Yes             911                0
 280        388,101     136,445      251,656      229,319         1.44            Yes         Yes           2,780                0
 281        356,839     114,742      242,097      211,287         1.49            Yes         No            5,107                0
 282        210,299       6,309      203,990      196,961         1.15            No          No            2,148                0
 283        330,640     102,220      228,420      214,342         1.30            Yes         Yes           2,500                0
 284        297,695      78,681      219,014      202,564         1.25            Yes         Yes           3,031                0
 285        386,147      89,199      296,948      276,333         1.41            No          No            4,815                0
 286        510,269     257,580      252,690      224,790         1.37            Yes         Yes          27,900                0
 287        324,748     116,582      208,166      198,153         1.21            No          No            3,401                0
 288        589,584     247,981      341,602      335,902         1.99            Yes         Yes           5,700                0
 289        258,638       8,759      249,878      229,254         1.32            Yes         Yes           8,250                0
 290        254,743       7,642      247,101      233,762         1.51            No          No            3,150                0
 291        272,169      71,183      200,986      189,698         1.20            Yes         Yes           1,418                0
 292        396,555     188,342      208,213      198,613         1.30            Yes         Yes           9,600                0
 293        241,401      47,593      193,808      183,560         1.23            Yes         Yes           1,569                0
 294        219,227       6,769      212,459      204,881         1.35            No          Yes           1,195                0
 295      1,462,116     837,120      624,996      566,512         2.67            No          No           58,485                0
 296        272,688      85,769      186,919      174,767         1.22            Yes         Yes           2,050                0
 297        449,814     264,274      185,540      160,540         1.18            Yes         Yes          25,000                0
 298        303,144     104,284      198,860      181,281         1.25            Yes         Yes           4,270                0
 299        242,044      62,808      179,236      160,816         1.25            Yes         Yes           2,593                0
 300        170,000       9,603      160,397      153,964         1.21            No          Yes           1,050                0
 301        263,524      88,368      175,156      170,456         1.30            Yes         Yes           4,700                0
 302        378,946     170,141      208,805      189,299         1.37         Yes (LOC)   Yes (LOC)        5,279      26,395 (LOC
 303        243,040      79,904      163,135      156,618         1.23            Yes         Yes           6,518                0
 304        253,037     102,995      150,042      145,892         1.19            Yes         Yes           4,150                0
 305        297,362     112,003      185,359      178,999         1.52            Yes         Yes           6,360                0
 306        161,773       8,306      153,466      145,200         1.36            No          No            2,196                0
 307        219,576       8,783      210,793      189,934         1.75            No          No            8,723                0
 308        191,606      57,714      133,892      130,198         1.23            Yes         Yes             480                0
 309        207,211      72,808      134,403      125,854         1.23            Yes         Yes           1,094                0
 310        214,023      65,933      148,090      142,140         1.38            Yes         Yes           5,950                0
 311        252,775     108,130      144,646      137,396         1.34            Yes         Yes           7,250                0
 312        739,669     502,200      237,469      215,469         2.17            Yes         Yes          22,000                0
 313        201,842      66,428      135,414      129,956         1.23            Yes         Yes           5,458                0
 314        155,003       4,650      150,353      150,353         1.50            No          No                0                0
 315        120,000       3,600      116,400      116,400         1.16            No          No                0                0
 316        142,556      23,118      119,437      110,696         1.21            Yes         Yes           1,436                0
 317        366,732     210,825      155,907      133,470         1.57            Yes         Yes           4,408                0
 318        360,231     212,201      148,030      142,330         1.79            No          No            5,700                0
 319        101,770       3,053       98,717       98,166         1.24            No          No              551                0

                                                           ESCROWED TI/LC
        ESCROWED REPLACEMENT  U/W ANNUAL   ESCROWED TI/LC     RESERVES
 LOAN     RESERVES CURRENT       TI/LC        RESERVES     CURRENT ANNUAL   HOLDBACK           HOLDBACK           LOAN
NUMBER     ANNUAL DEPOSIT      RESERVES   INITIAL DEPOSIT      DEPOSIT       AMOUNT           DESCRIPTION        NUMBER
-----------------------------------------------------------------------------------------------------------------------

  1                        0   3,904,271                0               0                                           1
 1.1                             168,126                                                                           1.1
 1.2                             160,009                                                                           1.2
 1.3                             152,686                                                                           1.3
 1.4                             149,906                                                                           1.4
 1.5                             147,921                                                                           1.5
 1.6                             142,627                                                                           1.6
 1.7                             130,275                                                                           1.7
 1.8                             128,907                                                                           1.8
 1.9                             123,525                                                                           1.9
 1.10                            117,658                                                                          1.10
 1.11                            110,687                                                                          1.11
 1.12                            109,011                                                                          1.12
 1.13                            108,217                                                                          1.13
 1.14                            106,187                                                                          1.14
 1.15                             93,085                                                                          1.15
 1.16                             87,129                                                                          1.16
 1.17                             86,865                                                                          1.17
 1.18                             84,482                                                                          1.18
 1.19                             84,041                                                                          1.19
 1.20                             77,335                                                                          1.20
 1.21                             76,321                                                                          1.21
 1.22                             74,115                                                                          1.22
 1.23                             66,395                                                                          1.23
 1.24                             59,292                                                                          1.24
 1.25                             58,851                                                                          1.25
 1.26                             58,851                                                                          1.26
 1.27                             56,027                                                                          1.27
 1.28                             55,586                                                                          1.28
 1.29                             54,616                                                                          1.29
 1.30                             53,248                                                                          1.30
 1.31                             52,939                                                                          1.31
 1.32                             52,675                                                                          1.32
 1.33                             51,836                                                                          1.33
 1.34                             50,733                                                                          1.34
 1.35                             48,792                                                                          1.35
 1.36                             48,748                                                                          1.36
 1.37                             47,645                                                                          1.37
 1.38                             46,807                                                                          1.38
 1.39                             44,822                                                                          1.39
 1.40                             43,719                                                                          1.40
 1.41                             43,719                                                                          1.41
 1.42                             41,337                                                                          1.42
 1.43                             39,352                                                                          1.43
 1.44                             37,807                                                                          1.44
 1.45                             37,543                                                                          1.45
 1.46                             37,366                                                                          1.46
 1.47                             36,396                                                                          1.47
 1.48                             33,616                                                                          1.48
 1.49                             33,616                                                                          1.49
 1.50                             33,043                                                                          1.50
 1.51                             31,499                                                                          1.51
 1.52                             28,278                                                                          1.52
-----------------------------------------------------------------------------------------------------------------------
  2                        0           0                0               0                                           2
 2.1                                   0                                                                           2.1
 2.2                                   0                                                                           2.2
 2.3                                   0                                                                           2.3
 2.4                                   0                                                                           2.4
 2.5                                   0                                                                           2.5
 2.6                                   0                                                                           2.6
 2.7                                   0                                                                           2.7
 2.8                                   0                                                                           2.8
 2.9                                   0                                                                           2.9
 2.10                                  0                                                                          2.10
 2.11                                  0                                                                          2.11
 2.12                                  0                                                                          2.12
 2.13                                  0                                                                          2.13
 2.14                                  0                                                                          2.14
 2.15                                  0                                                                          2.15
-----------------------------------------------------------------------------------------------------------------------
  3                   87,842     285,487        1,317,633         285,487                                           3
-----------------------------------------------------------------------------------------------------------------------
  4                  237,750         NAP              NAP             NAP                                           4
 4.1                                 NAP                                                                           4.1
 4.2                                 NAP                                                                           4.2
 4.3                                 NAP                                                                           4.3
 4.4                                 NAP                                                                           4.4
 4.5                                 NAP                                                                           4.5
 4.6                                 NAP                                                                           4.6
 4.7                                 NAP                                                                           4.7
 4.8                                 NAP                                                                           4.8
 4.9                                 NAP                                                                           4.9
 4.10                                NAP                                                                          4.10
 4.11                                NAP                                                                          4.11
 4.12                                NAP                                                                          4.12
 4.13                                NAP                                                                          4.13
 4.14                                NAP                                                                          4.14
 4.15                                NAP                                                                          4.15
 4.16                                NAP                                                                          4.16
 4.17                                NAP                                                                          4.17
 4.18                                NAP                                                                          4.18
 4.19                                NAP                                                                          4.19
 4.20                                NAP                                                                          4.20
 4.21                                NAP                                                                          4.21
 4.22                                NAP                                                                          4.22
 4.23                                NAP                                                                          4.23
 4.24                                NAP                                                                          4.24
 4.25                                NAP                                                                          4.25
 4.26                                NAP                                                                          4.26
 4.27                                NAP                                                                          4.27
 4.28                                NAP                                                                          4.28
 4.29                                NAP                                                                          4.29
 4.30                                NAP                                                                          4.30
 4.31                                NAP                                                                          4.31
 4.32                                NAP                                                                          4.32
 4.33                                NAP                                                                          4.33
 4.34                                NAP                                                                          4.34
 4.35                                NAP                                                                          4.35
 4.36                                NAP                                                                          4.36
 4.37                                NAP                                                                          4.37
 4.38                                NAP                                                                          4.38
 4.39                                NAP                                                                          4.39
 4.40                                NAP                                                                          4.40
 4.41                                NAP                                                                          4.41
 4.42                                NAP                                                                          4.42
 4.43                                NAP                                                                          4.43
-----------------------------------------------------------------------------------------------------------------------
  5                  112,682     338,047        2,000,000         563,412                                           5
-----------------------------------------------------------------------------------------------------------------------
  6                        0           0                0               0                                           6
 6.1                                   0                                                                           6.1
 6.2                                   0                                                                           6.2
 6.3                                   0                                                                           6.3
 6.4                                   0                                                                           6.4
-----------------------------------------------------------------------------------------------------------------------
  7                        0     469,123                0               0                                           7
  8                   87,072     435,358                0         435,358                                           8
  9                  654,780         NAP              NAP             NAP                                           9
  10                       0     164,785                0         164,916                                          10
-----------------------------------------------------------------------------------------------------------------------
  11                       0     642,592                0               0                                          11
 11.1                                UAV                                                                          11.1
 11.2                                UAV                                                                          11.2
 11.3                                UAV                                                                          11.3
 11.4                                UAV                                                                          11.4
 11.5                                UAV                                                                          11.5
 11.6                                UAV                                                                          11.6
 11.7                                UAV                                                                          11.7
 11.8                                UAV                                                                          11.8
 11.9                                UAV                                                                          11.9
11.10                                UAV                                                                          11.10
11.11                                UAV                                                                          11.11
11.12                                UAV                                                                          11.12
11.13                                UAV                                                                          11.13
11.14                                UAV                                                                          11.14
11.15                                UAV                                                                          11.15
11.16                                UAV                                                                          11.16
11.17                                UAV                                                                          11.17
11.18                                UAV                                                                          11.18
11.19                                UAV                                                                          11.19
11.20                                UAV                                                                          11.20
-----------------------------------------------------------------------------------------------------------------------
  12                       0           0       14,000,000       1,173,444                                          12
  13                  32,535     130,913          162,676               0                                          13
  14                  35,867      69,018                0         119,956                                          14
  15                  53,375     191,065                0         219,223                                          15
  16                       0           0                0               0                                          16
  17                       0     102,223                0               0    268,800  Debt Service Holdback        17
-----------------------------------------------------------------------------------------------------------------------
  18                       0     229,217                0               0                                          18
 18.1                             82,472                                                                          18.1
 18.2                             65,785                                                                          18.2
 18.3                             48,388                                                                          18.3
 18.4                             32,572                                                                          18.4
-----------------------------------------------------------------------------------------------------------------------
  19                       0     221,884                0               0    228,000  Debt Service Holdback        19
  20                 376,860         NAP              NAP             NAP                                          20
  21                       0         NAP              NAP             NAP                                          21
  22                  77,266           0        3,000,000         301,337                                          22
  23                       0     199,362                0               0                                          23
  24                       0      79,629                0               0                                          24
-----------------------------------------------------------------------------------------------------------------------
  25                       0     143,982                0               0                                          25
 25.1                             66,537                                                                          25.1
 25.2                             51,991                                                                          25.2
 25.3                             25,454                                                                          25.3
-----------------------------------------------------------------------------------------------------------------------
  26                 258,000         NAP              NAP             NAP                                          26
 26.1                                NAP                                                                          26.1
 26.2                                NAP                                                                          26.2
 26.3                                NAP                                                                          26.3
 26.4                                NAP                                                                          26.4
 26.5                                NAP                                                                          26.5
 26.6                                NAP                                                                          26.6
 26.7                                NAP                                                                          26.7
-----------------------------------------------------------------------------------------------------------------------
  27                       0      27,807                0               0  4,000,000  Income Holdback              27
-----------------------------------------------------------------------------------------------------------------------
  28                       0     232,572                0               0                                          28
 28.1                             80,749                                                                          28.1
 28.2                             64,050                                                                          28.2
 28.3                             58,422                                                                          28.3
 28.4                             29,351                                                                          28.4
-----------------------------------------------------------------------------------------------------------------------
  29                 472,932         NAP              NAP             NAP                                          29
-----------------------------------------------------------------------------------------------------------------------
  30                       0     252,764                0               0                                          30
 30.1                             52,731                                                                          30.1
 30.2                             21,136                                                                          30.2
 30.3                             19,829                                                                          30.3
 30.4                             15,907                                                                          30.4
 30.5                             15,689                                                                          30.5
 30.6                             13,510                                                                          30.6
 30.7                             12,638                                                                          30.7
 30.8                             12,638                                                                          30.8
 30.9                             11,985                                                                          30.9
30.10                             10,895                                                                          30.10
30.11                             10,895                                                                          30.11
30.12                             10,023                                                                          30.12
30.13                              9,370                                                                          30.13
30.14                              7,845                                                                          30.14
30.15                              7,845                                                                          30.15
30.16                              6,319                                                                          30.16
30.17                              5,448                                                                          30.17
30.18                              3,487                                                                          30.18
30.19                              3,050                                                                          30.19
30.20                              1,525                                                                          30.20
-----------------------------------------------------------------------------------------------------------------------
  31                  11,160      10,391                0               0                                          31
  32                       0      78,657                0               0  1,623,000  Partial Debt Guaranty        32
  33                  20,665     102,556                0         103,327                                          33
  34                       0      73,448                0               0  2,418,000  Occupancy Reserve            34
  35                  12,353      65,819          276,959          61,767  3,500,000  Debt Service Holdback        35
  36                  19,595     165,860        1,000,000               0                                          36
  37                  14,997     179,217                0               0                                          37
  38                 148,500         NAP              NAP             NAP                                          38
  39                  88,000         NAP              NAP             NAP                                          39
  40                  18,176           0        2,150,000          70,000                                          40
-----------------------------------------------------------------------------------------------------------------------
  41                       0      28,932          545,000               0                                          41
 41.1                                  0                                                                          41.1
 41.2                              8,116                                                                          41.2
 41.3                             20,816                                                                          41.3
-----------------------------------------------------------------------------------------------------------------------
  42                       0     109,363        2,200,000               0                                          42
  43                  32,250         NAP              NAP             NAP  3,432,000  Debt Service Guaranty        43
-----------------------------------------------------------------------------------------------------------------------
  44                  13,093      65,465                0          65,465    136,488  New Tenant Holdback;         44
                                                                                      Lake Zurich Holdback
 44.1                             26,236                                                                          44.1
 44.2                             23,987                                                                          44.2
 44.3                             15,242                                                                          44.3
-----------------------------------------------------------------------------------------------------------------------
  45                  29,020     108,714                0               0                                          45
  46                       0      44,296                0               0                                          46
  47                  26,400      94,505                0               0                                          47
  48                  18,913      45,936                0          33,312                                          48
  49                       0           0                0               0                                          49
  50                  20,446           0  5,000,000 (LOC)               0                                          50
  51                 269,496         NAP              NAP             NAP                                          51
  52                 384,267         NAP              NAP             NAP                                          52
  53                 186,250         NAP              NAP             NAP                                          53
  54                   9,072      27,569                0               0                                          54
-----------------------------------------------------------------------------------------------------------------------
  55                 291,336         NAP              NAP             NAP                                          55
 55.1                                                                                                             55.1
 55.2                                                                                                             55.2
-----------------------------------------------------------------------------------------------------------------------
  56                 245,556         NAP              NAP             NAP                                          56
-----------------------------------------------------------------------------------------------------------------------
  57                       0     193,857        2,500,000               0                                          57
 57.1                            101,275                                                                          57.1
 57.2                             92,582                                                                          57.2
-----------------------------------------------------------------------------------------------------------------------
  58                  17,439      61,719                0          60,830                                          58
  59                 206,018         NAP              NAP             NAP                                          59
  60                       0     147,653                0               0                                          60
  61                  18,800      29,236          250,000          50,000    300,000  Debt Service Holdback        61
  62                   2,534      58,109                0               0                                          62
  63                  25,498      65,652          629,240               0                                          63
  64                  21,977      89,836                0          87,910                                          64
  65                       0         NAP              NAP             NAP                                          65
  66                   8,673      34,777                0          40,000    400,000  Credit Holdback              66
  67                  29,767     148,305                0         148,305                                          67
  68                  17,946      28,719          200,000          50,000                                          68
  69                  12,000       9,932                0           9,704                                          69
  70                  16,632      78,835                0               0                                          70
  71                   7,500      55,341                0               0                                          71
  72                 244,434         NAP              NAP             NAP                                          72
  73                       0      38,231                0               0                                          73
  74                  23,832      82,361                0               0                                          74
  75                       0      46,254                0               0                                          75
  76                  18,314      46,996                0          48,836                                          76
  77                       0      66,075          700,000               0                                          77
  78                  14,680         NAP              NAP             NAP                                          78
  79                 342,308         NAP              NAP             NAP                                          79
  80                       0           0                0               0                                          80
  81                   5,607      27,680                0               0  2,460,000  Debt Service Holdback        81
  82                  10,846      55,780                0          55,780                                          82
  83                  64,500         NAP              NAP             NAP                                          83
  84                  57,600         NAP              NAP             NAP                                          84
  85                  62,344         NAP              NAP             NAP                                          85
  86                  22,541      80,050                0          80,050                                          86
  87                       0      44,770                0               0                                          87
-----------------------------------------------------------------------------------------------------------------------
  88                       0           0                0         125,000                                          88
 88.1                                UAV                                                                          88.1
 88.2                                UAV                                                                          88.2
 88.3                                UAV                                                                          88.3
 88.4                                UAV                                                                          88.4
 88.5                                UAV                                                                          88.5
 88.6                                UAV                                                                          88.6
 88.7                                UAV                                                                          88.7
-----------------------------------------------------------------------------------------------------------------------
  89                  12,301      63,365                0          61,505    700,000  Debt Service Holdback        89
  90                  12,903      49,632           50,000          50,000                                          90
  91                   8,623      85,902                0          85,902                                          91
  92                       0      70,462                0               0                                          92
  93                  30,886      65,123                0          65,123                                          93
-----------------------------------------------------------------------------------------------------------------------
  94                  18,371     110,168          350,000               0                                          94
 94.1                                UAV                                                                          94.1
 94.2                                UAV                                                                          94.2
-----------------------------------------------------------------------------------------------------------------------
  95                  19,728      83,296                0               0                                          95
  96                       0      43,350                0               0                                          96
  97                   8,721      43,870                0          46,514                                          97
  98                       0      17,666                0               0                                          98
  99                  12,840      64,200                0          64,200                                          99
 100                   5,714      85,550           70,000         139,599                                          100
 101                  16,149      67,634                0          33,914                                          101
 102                  19,712      71,198          500,000               0                                          102
 103    4% of gross revenues         NAP              NAP             NAP                                          103
 104                  33,996         NAP              NAP             NAP                                          104
 105                  15,686      39,846                0          39,846                                          105
 106                   9,388      57,534                0               0                                          106
 107                   7,709      27,978                0          25,670                                          107
 108                  20,379      16,948                0               0                                          108
 109                  14,726      46,913                0               0    845,000  Debt Service Holdback        109
 110                  59,073         NAP              NAP             NAP                                          110
 111                  11,461      66,523                0          45,843                                          111
 112                  26,649     132,705                0         137,808                                          112
 113                       0      52,680                0               0                                          113
 114                       0      54,701                0               0                                          114
 115                       0      32,012                0               0                                          115
 116                  11,203      47,730                0               0    115,365  Leasing Holdback             116
 117                  16,250         NAP              NAP             NAP                                          117
 118                  19,880     114,659          150,000          75,000                                          118
 119                   4,833         NAP              NAP             NAP                                          119
-----------------------------------------------------------------------------------------------------------------------
 120                       0         NAP              NAP             NAP                                          120
120.1                                NAP                                                                          120.1
120.2                                NAP                                                                          120.2
-----------------------------------------------------------------------------------------------------------------------
 121                  10,813      44,349                0          40,550                                          121
 122                 118,872         NAP              NAP             NAP                                          122
 123                  20,381      73,841          420,000               0                                          123
 124                  17,630      64,344                0               0                                          124
 125                       0      33,954                0               0                                          125
 126                  10,628      39,674          193,437          43,932                                          126
 127                   9,942      34,073                0          26,163                                          127
 128                  17,550      29,938                0          16,296                                          128
 129                       0      48,465                0               0                                          129
 130                   3,488      20,022                0               0                                          130
 131                   4,842      33,067                0          33,067                                          131
 132                       0           0                0               0                                          132
 133                   6,891      21,744                0          21,743                                          133
 134                   5,325         NAP              NAP             NAP                                          134
 135                       0           0                0               0                                          135
 136                       0      30,294                0               0                                          136
 137                       0         NAP              NAP             NAP                                          137
 138                  10,921      56,176          150,000               0                                          138
 139                       0      40,444                0               0                                          139
 140                       0      53,027                0               0    200,000  LOC Agreement                140
 141                       0      42,654                0               0                                          141
 142                       0       7,284                0               0                                          142
 143                 118,566         NAP              NAP             NAP                                          143
-----------------------------------------------------------------------------------------------------------------------
 144                       0     125,537                0               0                                          144
144.1                                UAV                                                                          144.1
144.2                                UAV                                                                          144.2
-----------------------------------------------------------------------------------------------------------------------
 145                       0      19,651                0               0                                          145
 146                  14,208         NAP              NAP             NAP                                          146
-----------------------------------------------------------------------------------------------------------------------
 147                       0      19,177                0               0                                          147
147.1                              8,122                                                                          147.1
147.2                              8,115                                                                          147.2
147.3                                  0                                                                          147.3
147.4                              2,940                                                                          147.4
147.5                                  0                                                                          147.5
-----------------------------------------------------------------------------------------------------------------------
 148                 115,194         NAP              NAP             NAP                                          148
 149                   6,916      22,325                0          17,856                                          149
 150                       0         NAP              NAP             NAP                                          150
 151                 109,703         NAP              NAP             NAP                                          151
 152                  46,500         NAP              NAP             NAP                                          152
 153                   9,731      32,855        1,360,000          25,000                                          153
 154                  94,140         NAP              NAP             NAP                                          154
 155                       0      64,400                0               0                                          155
 156                  29,697      67,112    445,500 (LOC)               0                                          156
 157                   2,991      39,055                0          39,474                                          157
 158                       0         NAP              NAP             NAP                                          158
 159                  91,648         NAP              NAP             NAP                                          159
 160                  15,600       6,876              NAP             NAP                                          160
 161                       0      31,963                0               0                                          161
 162                   6,300      25,425                0               0                                          162
 163                   6,750      50,790                0          48,420                                          163
 164                       0      27,258                0               0                                          164
 165                  19,452      32,267                0          30,000                                          165
 166                  13,383      28,008                0          20,000                                          166
 167                       0         NAP              NAP             NAP                                          167
 168                       0      19,372                0               0                                          168
 169                       0      34,090                0               0                                          169
 170                   7,474      30,453                0               0                                          170
 171                   3,500         NAP              NAP             NAP    600,000  Debt Service Holdback        171
 172                   9,112      30,459                0          30,459                                          172
 173                   5,972      22,397                0               0                                          173
 174                  10,893      28,478                0               0                                          174
 175                  86,527         NAP              NAP             NAP                                          175
 176                 151,296         NAP              NAP             NAP                                          176
 177                   7,620      38,098                0          38,098                                          177
 178                       0      37,642                0           6,307                                          178
 179                   2,130      16,844                0          16,875                                          179
 180                       0      27,556                0               0                                          180
 181                  32,000         NAP              NAP             NAP                                          181
 182                   4,688      12,686                0          16,949                                          182
 183                   2,737      20,143          189,454               0                                          183
 184                  58,750         NAP              NAP             NAP                                          184
 185                   5,449      30,603                0          27,275    330,000  Debt Service Holdback        185
 186                  45,000         NAP              NAP             NAP                                          186
 187                  13,462         NAP              NAP             NAP                                          187
 188                   8,850         NAP              NAP             NAP                                          188
 189                   9,665      21,407                0          28,844                                          189
 190                   7,499      52,968                0          24,998                                          190
 191                  44,106         NAP              NAP             NAP                                          191
 192                       0      11,451                0               0                                          192
 193                       0         NAP              NAP             NAP                                          193
 194                   8,652      23,702                0          36,000                                          194
 195                  69,042         NAP              NAP             NAP                                          195
 196                       0      54,705                0               0                                          196
 197                  75,517         NAP              NAP             NAP                                          197
 198                       0      44,995                0               0                                          198
 199                  25,306      36,440                0          10,000                                          199
 200                  35,769         NAP              NAP             NAP                                          200
 201                       0           0                0               0                                          201
 202                       0       8,114                0               0                                          202
 203                       0      24,366                0               0    106,667  Debt Service Holdback        203
 204                   5,140      26,889                0               0                                          204
 205                  17,883      23,103                0          20,569                                          205
 206                  24,000         NAP              NAP             NAP                                          206
 207                   3,626       5,717                0          10,000                                          207
 208                  10,667      53,743                0          20,000                                          208
 209                   3,378      17,273          300,000          15,000                                          209
 210                  64,908         NAP              NAP             NAP                                          210
 211                   5,482      29,250                0          29,250                                          211
 212                   2,400      22,223                0          20,760    125,000  Debt Service Holdback        212
 213                  72,343         NAP              NAP             NAP                                          213
 214                   6,750      33,645                0          33,645                                          214
 215                   3,310      15,478                0          12,000                                          215
 216                  36,475         NAP              NAP             NAP                                          216
 217                  16,447      26,202                0          27,419  1,047,754  Debt Service Holdback        217
 218                 170,474         NAP              NAP             NAP                                          218
 219                       0      15,501                0               0                                          219
 220                  36,000         NAP              NAP             NAP                                          220
 221                   9,195      35,072                0          34,948                                          221
 222                   6,975      27,582          200,000           5,000                                          222
 223                  24,250         NAP              NAP             NAP                                          223
 224                  15,240         NAP              NAP             NAP                                          224
 225                   7,008      28,436                0               0                                          225
 226                  76,459         NAP              NAP             NAP                                          226
 227                  53,954         NAP              NAP             NAP                                          227
 228                   3,965      22,947                0               0                                          228
 229                   9,182         NAP              NAP             NAP                                          229
 230                   4,603      44,948          100,000               0                                          230
 231                   4,089      19,507           56,250               0                                          231
 232                  76,292         NAP              NAP             NAP                                          232
 233                  27,250         NAP              NAP             NAP                                          233
-----------------------------------------------------------------------------------------------------------------------
 234                  28,250         NAP              NAP             NAP                                          234
234.1                                NAP                                                                          234.1
234.2                                NAP                                                                          234.2
234.3                                NAP                                                                          234.3
-----------------------------------------------------------------------------------------------------------------------
 235                  65,756         NAP              NAP             NAP                                          235
 236                       0      44,306                0               0                                          236
 237                   9,300      27,900                0          27,900                                          237
 238                       0           0                0               0                                          238
 239                       0      29,545                0          29,545                                          239
 240                       0      25,496                0               0                                          240
 241                   3,589      13,229                0               0                                          241
 242                   4,665      19,704          112,000          15,000    112,000  Holdback for vacant space    242
 243                       0      16,047                0          16,047                                          243
 244                   4,382      19,704                0          15,117                                          244
-----------------------------------------------------------------------------------------------------------------------
 245                  15,250         NAP              NAP             NAP                                          245
 246                  12,000         NAP              NAP             NAP                                          246
-----------------------------------------------------------------------------------------------------------------------
 247                   4,237      19,808                0          19,808                                          247
 248                   3,848      21,520          223,146          15,000                                          248
 249                       0      16,552           20,000               0                                          249
 250                  76,201         NAP              NAP             NAP                                          250
 251                   3,185      21,473                0           8,600                                          251
 252                   9,750         NAP              NAP             NAP                                          252
 253                   2,174           0                0               0                                          253
 254                   6,210      18,412                0          18,446                                          254
 255                   2,425      11,766                0          11,766                                          255
 256                       0           0                0               0                                          256
 257                  56,100         NAP              NAP             NAP                                          257
 258                       0       8,304                0               0                                          258
 259                       0         NAP              NAP             NAP                                          259
 260                   2,520      12,972           25,945               0                                          260
 261                  56,924         NAP              NAP             NAP                                          261
 262                       0           0                0               0                                          262
 263                  35,910         NAP              NAP             NAP                                          263
 264                  24,000         NAP              NAP             NAP                                          264
 265                   8,500         NAP              NAP             NAP                                          265
 266                   1,795      12,383                0           8,975                                          266
 267                   8,324         NAP              NAP             NAP                                          267
 268                  46,807         NAP              NAP             NAP                                          268
 269                   9,000         NAP              NAP             NAP                                          269
 270                       0       7,915                0               0                                          270
 271                   7,163         NAP              NAP             NAP                                          271
 272                   3,450      20,679          100,000          11,502                                          272
 273                   2,206      10,890                0          10,890                                          273
 274                     827       4,610                0               0                                          274
 275                   5,150         NAP              NAP             NAP                                          275
 276                       0      11,340                0               0                                          276
 277                   2,250       9,165                0               0                                          277
 278                   5,150         NAP              NAP             NAP                                          278
 279                     911       5,800                0           6,070                                          279
 280                   2,780      19,557                0          19,557    330,000  Holdback Reserve             280
 281                   5,107      25,703           25,000          25,000                                          281
 282                       0       4,882                0               0                                          282
 283                   2,500      11,578           47,000          10,000                                          283
 284                   3,031      13,419                0               0                                          284
 285                       0      15,800                0               0                                          285
 286                  27,900         NAP              NAP             NAP                                          286
 287                       0       6,612                0               0                                          287
 288                       0         NAP              NAP             NAP                                          288
 289                   8,250      12,375                0               0                                          289
 290                       0      10,189                0               0                                          290
 291                       0       9,870                0               0                                          291
 292                   9,600         NAP              NAP             NAP                                          292
 293                   1,569       8,679          134,798          10,000                                          293
 294                       0       6,383                0          21,000                                          294
 295                       0         NAP              NAP             NAP                                          295
 296                   2,050      10,102                0          10,102                                          296
 297                  25,000         NAP              NAP             NAP                                          297
 298                   4,270      13,309          100,000               0                                          298
 299                   2,593      15,827                0               0                                          299
 300                   1,050       5,383                0               0                                          300
 301                   4,700         NAP              NAP             NAP                                          301
 302                       0      14,227     71,135 (LOC)               0                                          302
 303                   6,518         NAP              NAP             NAP                                          303
 304                   4,150         NAP              NAP             NAP                                          304
 305                   6,360         NAP              NAP             NAP                                          305
 306                       0       6,070                0               0                                          306
 307                       0      12,137                0               0                                          307
 308                       0       3,215                0               0                                          308
 309                   1,094       7,455                0          15,000                                          309
 310                   5,950         NAP              NAP             NAP                                          310
 311                       0         NAP              NAP             NAP                                          311
 312                       0         NAP              NAP             NAP                                          312
 313                   5,458         NAP              NAP             NAP                                          313
 314                       0           0                0               0                                          314
 315                       0           0                0               0                                          315
 316                   1,436       7,306                0           7,306                                          316
 317                   4,408      18,029                0          12,000                                          317
 318                   5,700         NAP              NAP             NAP                                          318
 319                       0           0                0           1,837                                          319

                             FOOTNOTES TO ANNEX A-1

(1)  With respect to loan number 4, the U/W NCF DSCR was calculated based upon proforma cashflows and on various assumptions regarding projected increased rental income from property renovation. With respect to loan numbers 27,
     32, 34, 35, 43, 61, 81, and 280, the U/W NCF DSCR was calculated based upon: (a) re-amortized debt service payments that would be in effect if the subject Mortgage Loan is reduced by a related cash holdback; and/or (b)
     various assumptions regarding the financial performance of the related
     Mortgaged Property that are consistent with the release of the subject cash holdback, letter of credit, or guaranty.

     Loan Number:                  4     27     32     34     35     43     61     81     280
     Unadjusted U/W NCF DSCR:   0.85x  1.01x  1.09x  1.05x  1.07x  1.03x  1.08x  1.00x  1.26x

(2)  With respect to loan numbers 4, 27, 42, 133, 151 and 239, the Cut-off Date
     LTV Ratios and the Maturity Date/ARD LTV Ratios have been calculated based upon the reduction of the relevant principal balance of the respective
     Mortgage Loan by the amount of a related cash holdback.

     Loan Number:                        4     27     42    133    151    239
     Unadjusted Cut-off Date LTV:    107.9%  86.7%  89.0%  83.3%  84.0%  76.9%
     Unadjusted Maturity Date LTV:   107.9%  86.7%  89.0%  74.8%  65.2%  76.9%

(3)  For each Crossed Group, reflects the aggregate cut-off date principal balance of the entire subject Crossed Group. For each Related Group, reflects the aggregate cut-off date principal balance of the subject
     Related Group. In all other cases, reflects the related cut-off date principal balance of the subject underlying mortgage loan.

(4)  With respect to loan numbers 1, 2, 3, 6, 12, and 184, each are part of a loan combination evidenced by two (2) or more promissory notes which are entitled to loan payments on a senior/subordinate basis, a pari passu basis or some combination thereof and as to which the other promissory notes(s)
     will not be included in the trust. With respect to each of these loan combinations, Cut-off Date LTV Ratio, the Maturity Date/ARD LTV Ratio,
     Second Most Recent Year NOI DSCR, Most Current Year NOI DSCR and the U/W
     NCF DSCR were calculated based upon the senior indebtedness of the loan combination and does not reflect the related subordinate non-trust loans.
     In the case of four of the above-referenced Mortgage Loans (loan numbers 1,
     2, 6, and 12), the Cut-off Date LTV Ratio, the Maturity Date/ARD LTV Ratio,
     Second Most Recent Year NOI DSCR, Most Current Year NOI DSCR and the U/W
     NCF DSCR also takes into account each non-trust loan in the related loan combination that is pari passu in right of payment with the subject mortgage loan.

(5)  With respect to the Ala Moana Portfolio Mortgage Loan (loan number 6), a 3 day grace period will apply only once during any 12-month period for a payment made after the due date.

(6)  With respect to loan numbers 38, 42, 80, and 179, borrower has the option of defeasance or prepayment at yield maintenance premium after the initial lockout period.

(7)  With respect to loan number 280, the mortgage loan seller will deposit an amount for the benefit of the trust equal to the August 2007 interest payment on that mortgage loan.

(8)  With respect to loan number 1, the loan may be prepaid from time to time up to an amount equal to 10% of the original principal balance of the mortgage loan without prepayment premium or yield maintenance charge.

(9)  With respect to loan number 4, the loan permits the mortgage loan borrower to prepay up to $11.5 million of the principal balance at any time before the maturity of the loan in connection with partial release of the individual mortgage properties.

(10) With respect to loan number 5, the loan may be prepaid beginning on March
     1, 2012, and during each subsequent calendar year, in an amount up to 1% of the original principal balance of the mortgage loan without prepayment premium or yield maintenance charge.

(11) With respect to loan number 319, if the sole tenant does not receive the regulatory approval from the Federal Depository Insurance Corporation to commence occupancy of the related mortgaged property and does not provide a tenant estoppel to lender evidencing such regulatory approval by October
     31, 2007, then the entire unpaid principal amount of the mortgage loan will be due and payable no later than November 30, 2007, and in connection with such prepayment, no prepayment premium, yield maintenance charge or defeasance payment is required.

(12) With respect to loan number 92, Original Balance was $10,680,000. An additional funding of $1,520,000 occurred in March 2007 at a rate of
     5.8320%. The Original Balance, Mortgage Rate and Monthly Debt Service
     Payment shown are subsequent to the additional funding.

(13) With respect to loan number 244, Original Balance was $3,400,000. An additional funding of $500,000 occurred in January 2007 at a rate of
     5.7600%. The Original Balance, Mortgage Rate and Monthly Debt Service
     Payment shown are subsequent to the additional funding.

(14) With respect to loan number 193, the prepayment premium will be equal to the greater of 1% of the unpaid principal balance or (i) the sum of (a) the aggregate respective present values of all scheduled interest payments payable on each monthly payment date for the period from the date of such prepayment upon acceleration to the monthly payment date which is three (3)
     months immediately preceding the maturity date, discounted monthly at a rate equal to the treasury constant maturity yield index and based on
     360-day year of 12 30-day months and (b) the aggregate respective present values of all scheduled principal payments payable on each monthly payment date assuming the then outstanding principal balance is paid in full on the monthly payment date which is three (3) months immediately preceding the maturity date, discounted monthly at rate equal to the treasury constant maturity yield index and based on 360-day year of 12 30-day months minus
     (ii) the then current outstanding principal amount of this note.

                                   ANNEX A-2

                    SUMMARY CHARACTERISTICS OF THE UNDERLYING
                MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

     Note: For purposes of presenting information regarding the original and remaining terms to maturity of the respective underlying mortgage loans in the following exhibits, each ARD Loan is assumed to mature on its anticipated repayment date.

                 CUT-OFF DATE PRINCIPAL BALANCE (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
                                               AGGREGATE                     MAXIMUM    --------------------------------------------
          RANGE OF               NUMBER OF   CUT-OFF DATE   % OF INITIAL  CUT-OFF DATE              STATED              CUT-OFF DATE
        CUT-OFF DATE              MORTGAGE     PRINCIPAL      MORTGAGE      PRINCIPAL   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
     PRINCIPAL BALANCES            LOANS        BALANCE     POOL BALANCE     BALANCE      RATE    TERM (MO.)   DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

$  1,082,009 to $  4,999,999        101     $  295,638,865        6.2%    $  4,986,348    5.903%      117       1.36x      70.21%
$  5,000,000 to $  9,999,999        102        743,160,866       15.6        9,969,441    5.747       114       1.34       72.39
$ 10,000,000 to $ 14,999,999         43        515,450,047       10.8       14,420,000    5.752       116       1.39       71.68
$ 15,000,000 to $ 19,999,999         22        368,014,294        7.7       19,750,000    5.739       118       1.32       73.27
$ 20,000,000 to $ 24,999,999         13        279,229,317        5.9       24,700,000    5.796       110       1.27       73.75
$ 25,000,000 to $ 29,999,999          6        167,002,032        3.5       29,000,000    5.812       116       1.24       74.44
$ 30,000,000 to $ 39,999,999         10        349,124,000        7.3       37,600,000    5.682       112       1.51       71.79
$ 40,000,000 to $ 49,999,999          5        226,379,983        4.8       49,000,000    5.875       105       1.61       69.04
$ 50,000,000 to $ 74,999,999          8        507,600,000       10.7       71,000,000    5.692       103       1.38       77.51
$ 75,000,000 to $ 99,999,999          3        248,000,000        5.2       88,000,000    5.610        90       1.33       76.00
$100,000,000 to $124,999,999          3        343,450,000        7.2      123,150,000    5.701        97       1.58       70.31
$125,000,000 to $442,500,000          3        717,500,000       15.1      442,500,000    5.645       111       1.49       67.11
------------------------------------------------------------------------
   Total / Wtd. Avg.                319     $4,760,549,404      100.0%                    5.731%      110       1.41x      71.98%
========================================================================

                       MORTGAGE LOAN TYPE (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
                                               AGGREGATE                               --------------------------------------------
                                 NUMBER OF   CUT-OFF DATE   % OF INITIAL     MAXIMUM                STATED              CUT-OFF DATE
                                  MORTGAGE     PRINCIPAL      MORTGAGE    CUT-OFF DATE  MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
      MORTGAGE LOAN TYPE           LOANS        BALANCE     POOL BALANCE     BALANCE      RATE    TERM (MO.)   DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                        70     $2,321,427,593      48.8%     $442,500,000    5.661%      106       1.54x      70.84%
Partial IO/Balloon                  145      1,766,504,000      37.1       130,000,000    5.766       112       1.25       73.63
Balloon                              95        546,609,693      11.5        43,879,983    5.892       119       1.38       70.47
Partial IO/ARD                        5         66,045,000       1.4        20,794,000    5.976       118       1.19       75.16
Interest Only/ARD                     2         48,600,000       1.0        31,600,000    5.633       118       1.32       79.67
ARD                                   1          9,382,178       0.2         9,382,178    5.837       118       1.20       78.18
Fully Amortizing                      1          1,980,940       0.0         1,980,940    6.760       177       2.67       34.15
------------------------------------------------------------------------
   Total / Wtd. Avg.                319     $4,760,549,404     100.0%                     5.731%      110       1.41x      71.98%
========================================================================

                         MORTGAGE RATES (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
                                              AGGREGATE                   CUMULATIVE    --------------------------------------------
                                NUMBER OF   CUT-OFF DATE   % OF INITIAL  % OF INITIAL               STATED              CUT-OFF DATE
           RANGE OF              MORTGAGE     PRINCIPAL      MORTGAGE    MORTGAGE POOL  MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
        MORTGAGE RATES            LOANS        BALANCE     POOL BALANCE     BALANCE       RATE    TERM (MO.)   DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

5.0200% to 5.4999%                   18    $  549,437,114       11.5%         11.5%       5.431%      101       1.49x      75.21%
5.5000% to 5.7499%                  116     2,190,890,219       46.0          57.6        5.613       109       1.47       68.70
5.7500% to 5.9999%                  131     1,384,386,304       29.1          86.6        5.857       113       1.34       75.60
6.0000% to 6.4999%                   50       626,690,922       13.2          99.8        6.118       112       1.25       72.67
6.5000% to 6.9000%                    4         9,144,846        0.2         100.0        6.804       132       1.55       67.77
------------------------------------------------------------------------
   Total / Wtd. Avg.                319    $4,760,549,404      100.0%                     5.731%      110       1.41x      71.98%
========================================================================

                                      A-2-1

               ORIGINAL TERM TO SCHEDULED MATURITY (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
      RANGE OF ORIGINAL                       AGGREGATE                   CUMULATIVE    --------------------------------------------
           TERMS TO             NUMBER OF   CUT-OFF DATE   % OF INITIAL  % OF INITIAL               STATED              CUT-OFF DATE
         MATURITY/ARD            MORTGAGE     PRINCIPAL      MORTGAGE    MORTGAGE POOL  MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
           (MONTHS)               LOANS        BALANCE     POOL BALANCE     BALANCE       RATE    TERM (MO.)   DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

              60                    13     $  370,285,555        7.8%          7.8%       5.715%       57       1.77x      59.95%
              66                     1          6,000,000        0.1           7.9        6.230        63       1.32       72.29
              84                     9        395,040,000        8.3          16.2        5.628        79       1.50       75.53
              96                     1         12,200,000        0.3          16.5        5.892        80       1.20       67.03
          120 to 121               292      3,956,790,128       83.1          99.6        5.741       118       1.36       72.78
          138 to 180                 3         20,233,721        0.4         100.0        6.011       163       1.31       69.45
------------------------------------------------------------------------
   Total / Wtd. Avg.               319     $4,760,549,404      100.0%                     5.731%      110       1.41x      71.98%
========================================================================

              REMAINING TERM TO SCHEDULED MATURITY (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
      RANGE OF REMAINING                      AGGREGATE                   CUMULATIVE    --------------------------------------------
           TERMS TO             NUMBER OF   CUT-OFF DATE   % OF INITIAL  % OF INITIAL               STATED              CUT-OFF DATE
         MATURITY/ARD            MORTGAGE     PRINCIPAL      MORTGAGE    MORTGAGE POOL  MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
            (MOS.)                LOANS        BALANCE     POOL BALANCE     BALANCE       RATE    TERM (MO.)   DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

           50 to 59                 10     $  228,535,555        4.8%          4.8%       5.603%       55       1.69x      62.45%
           60 to 83                 14        554,990,000       11.7          16.5        5.709        74       1.59       70.30
           84 to 114                 5         63,361,403        1.3          17.8        5.755       102       1.20       69.24
          115 to 120               286      3,890,978,725       81.7          99.5        5.740       118       1.37       72.85
          121 to 177                 4         22,683,721        0.5         100.0        6.042       159       1.32       68.23
------------------------------------------------------------------------
   Total / Wtd. Avg.               319     $4,760,549,404      100.0%                     5.731%      110       1.41x      71.98%
========================================================================

                   ORIGINAL AMORTIZATION TERM (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
                                              AGGREGATE                   CUMULATIVE    --------------------------------------------
       RANGE OF ORIGINAL        NUMBER OF   CUT-OFF DATE   % OF INITIAL  % OF INITIAL               STATED              CUT-OFF DATE
         AMORTIZATION            MORTGAGE     PRINCIPAL      MORTGAGE    MORTGAGE POOL  MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
        TERMS (MONTHS)            LOANS        BALANCE     POOL BALANCE     BALANCE       RATE    TERM (MO.)   DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

         Interest Only              72     $2,370,027,593       49.8%         49.8%       5.661%      106       1.53x      71.02%
              180                    1          1,980,940        0.0          49.8        6.760       177       2.67       34.15
              240                    4         18,242,223        0.4          50.2        5.716       125       1.23       67.94
              300                   16         96,180,059        2.0          52.2        5.907       114       1.42       71.79
              360                  226      2,274,118,590       47.8         100.0        5.797       114       1.27       73.06
------------------------------------------------------------------------
   Total / Wtd. Avg.               319     $4,760,549,404      100.0%                     5.731%      110       1.41x      71.98%
========================================================================

                                      A-2-2

                   REMAINING AMORTIZATION TERM (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
                                              AGGREGATE                     CUMULATIVE   -------------------------------------------
     RANGE OF REMAINING         NUMBER OF   CUT-OFF DATE   % OF INITIAL    % OF INITIAL              STATED     U/W   CUT-OFF DATE
        AMORTIZATION             MORTGAGE     PRINCIPAL    MORTGAGE POOL  MORTGAGE POOL  MORTGAGE   REMAINING   NCF   LOAN-TO-VALUE
       TERMS (MONTHS)             LOANS        BALANCE        BALANCE        BALANCE       RATE    TERM (MO.)   DSCR      RATIO
-----------------------------------------------------------------------------------------------------------------------------------

Interest Only                       72     $2,370,027,593       49.8%          49.8%      5.661%      106      1.53x      71.02%
  177 to 240                         5         20,223,162        0.4           50.2       5.819       130      1.37       64.63
  241 to 300                        16         96,180,059        2.0           52.2       5.907       114      1.42       71.79
  301 to 360                       226      2,274,118,590       47.8          100.0       5.797       114      1.27       73.06
------------------------------------------------------------------------
   Total / Wtd. Avg.               319     $4,760,549,404      100.0%                     5.731%      110      1.41x      71.98%
========================================================================

                     MORTGAGE LOAN SEASONING (MORTGAGE POOL)

                                                                                                      WEIGHTED AVERAGES
                                              AGGREGATE                    CUMULATIVE    -------------------------------------------
                                NUMBER OF   CUT-OFF DATE   % OF INITIAL   % OF INITIAL              STATED      U/W   CUT-OFF DATE
          SEASONING              MORTGAGE     PRINCIPAL    MORTGAGE POOL  MORTGAGE POOL  MORTGAGE  REMAINING    NCF   LOAN-TO-VALUE
           (MONTHS)               LOANS        BALANCE        BALANCE        BALANCE       RATE    TERM (MO.)   DSCR      RATIO
------------------------------------------- ----------------------------------------------------------------------------------------

   0 to 6                          310     $4,493,688,001       94.4%          94.4%      5.729%      112      1.40x       72.43%
   7 to 12                           5        201,511,403        4.2           98.6       5.794        64      1.56        63.16
  13 to 16                           3         42,950,000        0.9           99.5       5.834        98      1.20        72.11
  17 to 25                           1         22,400,000        0.5          100.0       5.520        95      1.15        60.22
------------------------------------------------------------------------
   Total / Wtd. Avg.               319     $4,760,549,404      100.0%                     5.731%      110      1.41x       71.98%
========================================================================

                       ENCUMBERED INTEREST (MORTGAGE POOL)

                                                                                            WEIGHTED AVERAGES
                                              AGGREGATE                              ----------------------------------
                                 NUMBER OF   CUT-OFF DATE    % OF INITIAL              STATED              CUT-OFF DATE
                                 MORTGAGED    PRINCIPAL     MORTGAGE POOL  MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
     ENCUMBERED INTEREST        PROPERTIES     BALANCE         BALANCE       RATE    TERM (MO.)    DSCR       RATIO
-----------------------------------------------------------------------------------------------------------------------

Fee Simple                         490      $4,511,276,179       94.8%       5.73%       110      1.41x       71.97%
Fee in Part, Leasehold in Part       3         124,610,528        2.6       5.574        114      1.36        77.04
Leasehold                            9         124,662,697        2.6       5.943        117      1.39        67.22
-------------------------------------------------------------------------
   Total / Wtd. Avg.               502      $4,760,549,404      100.0%      5.731%       110      1.41x       71.98%
=========================================================================

                                     A-2-3

                         PROPERTY TYPES (MORTGAGE POOL)

                                                                                         WEIGHTED AVERAGES
                                             AGGREGATE    % OF INITIAL      MAXIMUM    ----------------------
                              NUMBER OF    CUT-OFF DATE     MORTGAGE     CUT-OFF DATE              STATED
                              MORTGAGED      PRINCIPAL        POOL         PRINCIPAL   MORTGAGE  REMAINING
       PROPERTY TYPE          PROPERTIES      BALANCE        BALANCE        BALANCE      RATE    TERM (MO.)
-------------------------------------------------------------------------------------------------------------

Retail                            174     $1,860,480,285       39.1%     $ 94,440,867   5.690%       112
   Anchored                        99      1,280,569,371       26.9        71,000,000   5.662        117
   Regional Mall                    3        182,848,680        3.8        94,440,867   5.773         62
   Shadow Anchored                 18        141,696,901        3.0        28,500,000   5.789        120
   Unanchored                      23        129,885,077        2.7        15,100,000   5.703        118
   Anchored, Single Tenant         18         83,235,136        1.7        15,000,000   5.701        120
   Unanchored, Single Tenant       13         42,245,121        0.9        20,000,000   5.787         99
Office                             84      1,265,432,517       26.6       130,000,000   5.768        110
   Suburban                        54        723,360,531       15.2       130,000,000   5.819        115
   CBD                              9        283,808,712        6.0       120,300,000   5.734        104
   Medical Office                  21        258,263,274        5.4        85,000,000   5.663        104
Hospitality                        41        506,264,556       10.6        75,000,000   5.789        116
   Limited Service                 32        351,859,676        7.4        75,000,000   5.725        116
   Full Service                     6        129,925,472        2.7        43,879,983   5.950        118
   Extended Stay                    3         24,479,408        0.5        10,500,000   5.852        119
Industrial                         76        463,346,799        9.7        27,222,032   5.622         92
Multifamily                        88        447,328,834        9.4        26,775,000   5.794        114
   Conventional                    86        432,303,834        9.1        26,775,000   5.802        114
   Student Housing                  1          7,825,000        0.2         7,825,000   5.600        119
   Live/Work                        1          7,200,000        0.2         7,200,000   5.543        118
Mixed Use                          13        110,605,873        2.3        17,630,200   5.793         96
Manufactured Housing               15         62,103,892        1.3        14,100,000   5.895        111
Self Storage                        8         29,534,382        0.6         8,153,000   5.962        119
Other                               1          9,000,000        0.2         9,000,000   5.805        118
Land                                2          6,452,267        0.1         5,760,000   5.774        119
----------------------------------------------------------------------
   Total / Wtd. Avg.              502     $4,760,549,404      100.0%                    5.731%       110
======================================================================

                                 WEIGHTED AVERAGES
                              ----------------------
                                                                         MIN/MAX
                                        CUT-OFF DATE     MIN/MAX       CUT-OFF DATE
                              U/W NCF  LOAN-TO-VALUE     U/W NCF      LOAN-TO-VALUE
       PROPERTY TYPE           DSCR        RATIO           DSCR           RATIO
------------------------------------------------------------------------------------

Retail                         1.38x       70.68%     1.10x / 2.48x  31.90% / 81.17%
   Anchored                    1.38        72.05      1.10x / 2.48x  43.48% / 80.15%
   Regional Mall               1.57        62.61      1.31x / 1.81x  51.51% / 74.58%
   Shadow Anchored             1.24        75.98      1.16x / 1.55x  58.57% / 80.00%
   Unanchored                  1.39        66.01      1.18x / 2.02x  31.90% / 81.17%
   Anchored, Single Tenant     1.26        69.36      1.11x / 1.84x  50.54% / 79.65%
   Unanchored, Single Tenant   1.46        63.46      1.11x / 2.12x  50.38% / 79.03%
Office                         1.29        74.09      1.10x / 2.66x  35.15% / 81.71%
   Suburban                    1.28        73.47      1.10x / 2.66x  35.15% / 81.71%
   CBD                         1.34        76.67      1.20x / 1.81x  51.51% / 79.84%
   Medical Office              1.26        73.01      1.11x / 1.64x  59.60% / 80.00%
Hospitality                    1.60        70.63      1.24x / 2.98x  34.15% / 80.04%
   Limited Service             1.60        72.61      1.24x / 2.98x  34.15% / 80.04%
   Full Service                1.61        64.17      1.37x / 2.60x  35.18% / 76.92%
   Extended Stay               1.50        76.55      1.40x / 1.62x  74.66% / 78.95%
Industrial                     1.66        71.02      1.18x / 2.33x  44.03% / 81.30%
Multifamily                    1.34        75.70      1.14x / 2.17x  32.21% / 80.07%
   Conventional                1.34        75.85      1.14x / 2.17x  32.21% / 80.07%
   Student Housing             1.15        79.85      1.15x / 1.15x  79.85% / 79.85%
   Live/Work                   1.22        62.07      1.22x / 1.22x  62.07% / 62.07%
Mixed Use                      1.57        63.19      1.13x / 2.26x  41.92% / 79.49%
Manufactured Housing           1.35        72.07      1.19x / 1.99x  45.92% / 80.00%
Self Storage                   1.25        74.45      1.18x / 1.52x  54.94% / 79.92%
Other                          1.25        79.72      1.25x / 1.25x  79.72% / 79.72%
Land                           1.25        77.84      1.22x / 1.43x  59.88% / 80.00%

   Total / Wtd. Avg.           1.41x       71.98%     1.10x / 2.98x  31.90% / 81.71%

                                     A-2-4

     UNDERWRITTEN NET CASH FLOW DEBT SERVICE COVERAGE RATIO (MORTGAGE POOL)

                                                                                            WEIGHTED AVERAGES
                                 AGGREGATE                    CUMULATIVE    ------------------------------------------
     RANGE OF      NUMBER OF   CUT-OFF DATE   % OF INITIAL   % OF INITIAL               STATED     U/W    CUT-OFF DATE
      U/W NCF       MORTGAGE     PRINCIPAL    MORTGAGE POOL  MORTGAGE POOL  MORTGAGE   REMAINING   NCF   LOAN-TO-VALUE
     DSCR (X)        LOANS        BALANCE        BALANCE        BALANCE       RATE    TERM (MO.)   DSCR      RATIO
----------------------------------------------------------------------------------------------------------------------

1.10x to 1.14x         10     $  241,813,285       5.1%           5.1%       5.952%       119     1.11x      71.73%
1.15x to 1.19x         40        492,084,064      10.3           15.4        5.787        119     1.16       76.58
1.20x to 1.24x         85        872,902,862      18.3           33.8        5.762        112     1.21       75.26
1.25x to 1.29x         42        435,874,588       9.2           42.9        5.708        116     1.26       76.48
1.30x to 1.34x         28        426,591,161       9.0           51.9        5.818         98     1.31       76.35
1.35x to 1.39x         22        337,430,718       7.1           59.0        5.771        115     1.37       75.89
1.40x to 1.44x         26        231,492,314       4.9           63.8        5.751        115     1.42       70.81
1.45x to 1.49x         10        604,342,224      12.7           76.5        5.600        118     1.48       66.78
1.50x to 1.99x         44        941,982,944      19.8           96.3        5.676         99     1.69       69.87
2.00x to 2.98x         12        176,035,243       3.7          100.0        5.615         88     2.31       44.71
-----------------------------------------------------------
Total / Wtd. Avg.     319     $4,760,549,404     100.0%                      5.731%       110     1.41x      71.98%
===========================================================

                CUT-OFF DATE LOAN-TO-VALUE RATIO (MORTGAGE POOL)

                                                                                            WEIGHTED AVERAGES
    RANGE OF                    AGGREGATE                    CUMULATIVE    ------------------------------------------
  CUT-OFF DATE     NUMBER OF   CUT-OFF DATE   % OF INITIAL   % OF INITIAL               STATED     U/W    CUT-OFF DATE
  LOAN-TO-VALUE     MORTGAGE     PRINCIPAL    MORTGAGE POOL  MORTGAGE POOL  MORTGAGE   REMAINING   NCF   LOAN-TO-VALUE
      RATIO          LOANS       BALANCE        BALANCE        BALANCE       RATE    TERM (MO.)   DSCR      RATIO
----------------------------------------------------------------------------------------------------------------------

31.90% to 60.00%       40     $  453,766,409       9.5%          9.5%        5.647%        91     1.90x      49.87%
60.01% to 65.00%       25        628,042,629      13.2          22.7         5.616        119     1.49       63.22
65.01% to 70.00%       37        502,148,081      10.5          33.3         5.847        107     1.33       68.23
70.01% to 75.00%       71        798,773,599      16.8          50.1         5.816        103     1.29       73.49
75.01% to 80.00%      137      2,153,692,687      45.2          95.3         5.735        114     1.35       78.64
80.01% to 81.71%        9        224,126,000       4.7         100.0         5.633        118     1.30       80.39
-----------------------------------------------------------
Total / Wtd. Avg.     319     $4,760,549,404     100.0%                      5.731%       110     1.41x      71.98%
===========================================================

              MATURITY DATE/ARD LOAN-TO-VALUE RATIO (MORTGAGE POOL)

                                                                                            WEIGHTED AVERAGES
RANGE OF MATURITY                AGGREGATE                    CUMULATIVE    ------------------------------------------
     DATE/ARD      NUMBER OF   CUT-OFF DATE   % OF INITIAL   % OF INITIAL               STATED     U/W    CUT-OFF DATE
  LOAN-TO-VALUE     MORTGAGE     PRINCIPAL    MORTGAGE POOL  MORTGAGE POOL  MORTGAGE   REMAINING   NCF   LOAN-TO-VALUE
      RATIO           LOANS       BALANCE        BALANCE        BALANCE       RATE    TERM (MO.)   DSCR      RATIO
----------------------------------------------------------------------------------------------------------------------

 0.60% to 50.00%       36     $  275,301,229       5.8%          5.8%        5.697%       100     1.92x      48.48%
50.01% to 60.00%       45        455,836,782       9.6          15.4         5.752        102     1.57       61.31
60.01% to 65.00%       57      1,021,165,074      21.5          36.8         5.726        118     1.38       66.64
65.01% to 70.00%       74        729,437,319      15.3          52.1         5.862        104     1.32       74.72
70.01% to 80.00%      104      2,169,659,000      45.6          97.7         5.689        110     1.36       78.37
80.01% to 81.30%        3        109,150,000       2.3         100.0         5.756        119     1.23       80.58
-----------------------------------------------------------
Total / Wtd. Avg.     319     $4,760,549,404     100.0%                      5.731%       110     1.41x      71.98%
===========================================================

                                     A-2-5

                          STATE/REGION (MORTGAGE POOL)

                                                                                                   WEIGHTED AVERAGES
                                          AGGREGATE                   CUMULATIVE    --------------------------------------------
                           NUMBER OF    CUT-OFF DATE   % OF INITIAL  % OF INITIAL               STATED              CUT-OFF DATE
                           MORTGAGED      PRINCIPAL      MORTGAGE    MORTGAGE POOL  MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
       STATE/REGION        PROPERTIES      BALANCE     POOL BALANCE    BALANCE        RATE    TERM (MO.)    DSCR       RATIO
--------------------------------------------------------------------------------------------------------------------------------

California                      53     $  927,180,519      19.5%          19.5%      5.675%       110      1.35x       72.82%
   Southern California(1)       39        725,955,536      15.2           15.2       5.642        109      1.34        73.68
   Northern California(1)       14        201,224,983       4.2            4.2       5.793        110      1.40        69.74
Virginia                        21        418,705,338       8.8           28.3       5.834        118      1.29        74.14
Florida                         57        392,493,796       8.2           36.5       5.705        116      1.52        66.06
Pennsylvania                    18        307,391,419       6.5           43.0       5.753        107      1.31        76.53
Illinois                        54        257,593,514       5.4           48.4       5.853        117      1.43        77.96
North Carolina                  21        253,588,058       5.3           53.7       5.620        112      1.46        74.09
Georgia                         37        207,828,144       4.4           58.1       5.669         94      1.50        69.14
Maryland                        14        184,760,283       3.9           62.0       5.854        100      1.32        73.97
New Jersey                      13        160,605,199       3.4           65.3       5.781        119      1.39        74.63
Washington                      17        153,988,719       3.2           68.6       5.674        102      1.46        68.88
Texas                           18        143,646,740       3.0           71.6       5.760        117      1.27        76.24
Massachusetts                   14        139,569,788       2.9           74.5       5.684        109      1.50        68.87
Oregon                          11        139,331,077       2.9           77.4       5.803         94      1.68        65.89
Hawaii                           4        100,000,000       2.1           79.5       5.603         50      1.81        51.51
Tennessee                       26         79,113,863       1.7           81.2       5.777        118      1.63        65.13
New York                        14         78,905,708       1.7           82.9       5.717        117      1.34        66.73
Utah                             6         70,120,000       1.5           84.3       5.639        118      1.34        77.43
South Carolina                  12         62,553,920       1.3           85.6       5.794        119      1.19        78.37
Ohio                             7         58,597,683       1.2           86.9       5.654        110      1.42        70.31
District of Columbia             3         57,400,000       1.2           88.1       5.660        118      1.81        60.96
Missouri                        10         53,367,104       1.1           89.2       5.825        116      1.29        75.61
Michigan                         5         48,995,946       1.0           90.2       5.755        118      1.35        77.76
Nebraska                         3         48,946,077       1.0           91.3       5.983        112      1.26        75.51
Nevada                           5         40,774,605       0.9           92.1       5.686        119      1.31        67.34
Wisconsin                        5         39,927,495       0.8           93.0       5.573         89      1.66        77.79
Arizona                          5         38,345,856       0.8           93.8       5.720        119      1.28        71.48
Minnesota                        4         37,916,070       0.8           94.6       5.659        118      1.22        75.34
Indiana                          5         37,488,504       0.8           95.3       5.743        119      1.40        69.89
Connecticut                      4         33,206,000       0.7           96.0       5.753        118      1.35        68.68
Arkansas                         5         32,541,688       0.7           96.7       5.706        100      1.68        72.09
Delaware                         6         29,295,000       0.6           97.3       5.688        119      1.25        76.62
Kentucky                         7         24,602,512       0.5           97.9       5.944        123      1.36        74.02
Rhode Island                     1         17,265,000       0.4           98.2       5.644        116      1.14        78.48
Alabama                          3         14,404,310       0.3           98.5       5.669        114      1.38        78.21
Oklahoma                         2         13,278,178       0.3           98.8       5.806        119      1.22        79.06
Maine                            1         10,000,000       0.2           99.0       5.670        119      1.81        60.61
New Hampshire                    2          9,520,000       0.2           99.2       5.735        119      1.22        68.02
Mississippi                      2          9,291,167       0.2           99.4       6.016         94      1.35        75.59
New Mexico                       2          8,700,000       0.2           99.6       5.874        119      1.22        74.76
Colorado                         2          8,500,000       0.2           99.8       5.791        119      1.31        75.28
Iowa                             1          4,800,000       0.1           99.9       5.830        118      1.17        80.00
Kansas                           1          4,291,753       0.1          100.0       5.785        118      1.31        69.22
Louisiana                        1          1,718,368      0.04          100.0       6.250        119      1.23        79.92
-------------------------------------------------------------------
   Total/Wtd. Avg.             502     $4,760,549,404     100.0%                     5.731%       110      1.41x       71.98%
===================================================================

(1)  Northern  California  includes areas with zip codes of 93309 and above, and
     Southern California includes areas with zip codes of 93003 and below.

                                     A-2-6

                    PREPAYMENT PROVISION TYPE (MORTGAGE POOL)

                                                                                               WEIGHTED AVERAGES
                                                  AGGREGATE                   --------------------------------------------------
                                    NUMBER OF   CUT-OFF DATE    % OF INITIAL                   STATED               CUT-OFF DATE
                                     MORTGAGE     PRINCIPAL    MORTGAGE POOL    WTD. AVG.     REMAINING  U/W NCF   LOAN-TO-VALUE
     PREPAYMENT PROVISION TYPE        LOANS       BALANCE         BALANCE     MORTGAGE RATE  TERM (MO.)   DSCR         RATIO
--------------------------------------------------------------------------------------------------------------------------------

LO/Defeasance                          259     $3,659,095,022       76.9%         5.744%        109       1.40x        72.93%
LO/Grtrx%UPBorYM                        53      1,023,197,173       21.5          5.686         113       1.44         68.59
LO/(i)Grtrx%UPBorYMor
   (ii)Defeasance                        4         69,775,000        1.5          5.742         118       1.43         74.41
LO/Grtrx%UPBorYM/Declining Penalty       2          4,282,209        0.1          6.030         118       1.39         71.43
LO/YM/Declining Penalty                  1          4,200,000        0.1          5.500          82       2.66         35.15
----------------------------------------------------------------------------
   Total / Wtd. Avg.                   319     $4,760,549,404      100.0%         5.731%        110       1.41x        71.98%
============================================================================

    INITIAL MORTGAGE POOL PREPAYMENT RESTRICTION COMPOSITION OVER TIME(1)(3)

                                                                      MONTHS FOLLOWING CUT-OFF DATE
                                   -------------------------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION         0       12       24       36       48       60       72       84       96       108      120
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Pool Balance(2)      100.00%   99.85%   99.64%   99.38%   99.03%   90.81%   90.00%   80.97%   79.84%   78.49%    0.36%
Locked/Defeasance                   100.0%   100.0%   87.33%   77.83%   75.02%   77.09%   75.19%   73.08%   72.83%   72.41%   87.68%
   Locked                           100.0%   100.0%   87.33%    2.25%    0.39%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Defeasance                        0.00%    0.00%    0.00%   75.58%   74.63%   77.09%   75.19%   73.08%   72.83%   72.41%   87.68%
Yield Maintenance (All)              0.00%    0.00%   12.67%   22.17%   22.80%   22.59%   22.69%   24.36%   24.58%   24.86%    0.00%
   Yield Maintenance                 0.00%    0.00%    0.09%    0.09%    0.09%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Grtr4%UPBor2%UPB+YM               0.00%    0.00%    0.00%    0.15%    0.15%    0.17%    0.17%    0.19%    0.19%    0.19%    0.00%
   Grtr1%UPBorYM                     0.00%    0.00%   12.58%   20.45%   21.07%   20.81%   20.90%   22.37%   22.56%   22.81%    0.00%
   i-Grtr1%UPBorYMor-ii-
      Defeasance                     0.00%    0.00%    0.00%    1.47%    1.48%    1.61%    1.63%    1.81%    1.83%    1.86%    0.00%
Penalty (All)                        0.00%    0.00%    0.00%    0.00%    0.00%    0.19%    0.19%    0.10%    0.10%    0.10%    0.00%
   Penalty 5% UPB                    0.00%    0.00%    0.00%    0.00%    0.00%    0.09%    0.00%    0.00%    0.00%    0.00%    0.00%
   Penalty 4% UPB                    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.09%    0.00%    0.00%    0.00%    0.00%
   Penalty 3% UPB                    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.10%    0.00%    0.00%    0.00%
   Penalty 2% UPB                    0.00%    0.00%    0.00%    0.00%    0.00%    0.10%    0.00%    0.00%    0.10%    0.00%    0.00%
   Penalty 1% UPB                    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.10%    0.00%    0.00%    0.10%    0.00%
Open                                 0.00%    0.00%    0.00%    0.00%    2.19%    0.13%    1.92%    2.46%    2.49%    2.62%   12.32%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                              100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
====================================================================================================================================

(1)  All numbers, unless otherwise noted, are as a percentage of the aggrgate pool balance at the specified point in time.

(2)  Remaining aggregate mortgage loan pool balance as a percentage of the
     Initial Mortgage Pool Balance a the specified point in time.

(3)  Several of the Mortgage Loans allow for exceptions to their standard prepayment restrictions, including, but not limited to: (i) partial prepayments up to a specified amount or a specified percentage of the original or outstanding loan amount; (ii) partial prepayments in connection with the release of a particular parcel of the related Mortgaged Property;
     and (iii) a required repayment of the subject Mortgage Loan (in whole or in part) if a specified condition is not satisfied by a designated date. These prepayments may be permitted or required notwithstanding that a prepayment lock-out period is otherwise in effect and may not be accompanied by prepayment consideration. See "Description of the Mortgage Pool--Terms and
     Conditions of the Underlying Mortgage Loans--Prepayment Provisions" in, and
     the footnotes to Annex A-1 of, the offering prospectus dated July 9, 2007 relating to the offered certificates. The above table does not reflect these exceptions. In addition, prepayments could occur by reason of casualty, condemnation or default.

                                     A-2-7

                                    ANNEX A-3

            SUMMARY CHARACTERISTICS OF THE UNDERLYING MORTGAGE LOANS
          IN LOAN GROUP NO. 1 AND THE RELATED MORTGAGED REAL PROPERTIES

     Note: For purposes of presenting information regarding the original and remaining terms to maturity of the respective underlying mortgage loans in the following exhibits, each ARD Loan is assumed to mature on its anticipated repayment date.

                CUT-OFF DATE PRINCIPAL BALANCE (LOAN GROUP NO. 1)

                                                                                                      WEIGHTED AVERAGES
                                             AGGREGATE                      MAXIMUM    ---------------------------------------------
           RANGE OF            NUMBER OF   CUT-OFF DATE    % OF INITIAL  CUT-OFF DATE              STATED              CUT-OFF DATE
         CUT-OFF DATE           MORTGAGE     PRINCIPAL      LOAN GROUP     PRINCIPAL   MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
      PRINCIPAL BALANCES         LOANS        BALANCE     NO. 1 BALANCE     BALANCE      RATE    TERM (MO.)    DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

$  1,082,009 to $  4,999,999       75     $  223,029,582        5.2%     $  4,986,348    5.891%      118       1.38x       68.91%
$  5,000,000 to $  9,999,999       88        634,362,423       14.9         9,836,000    5.757       115       1.35        72.55
$ 10,000,000 to $ 14,999,999       40        477,150,047       11.2        14,420,000    5.741       116       1.40        71.25
$ 15,000,000 to $ 19,999,999       20        332,814,294        7.8        19,750,000    5.729       118       1.33        72.81
$ 20,000,000 to $ 24,999,999       11        232,129,317        5.4        23,334,317    5.838       111       1.29        74.41
$ 25,000,000 to $ 29,999,999        5        140,227,032        3.3        29,000,000    5.815       116       1.22        73.39
$ 30,000,000 to $ 39,999,999        9        312,124,000        7.3        37,600,000    5.660       111       1.55        70.83
$ 40,000,000 to $ 49,999,999        5        226,379,983        5.3        49,000,000    5.875       105       1.61        69.04
$ 50,000,000 to $ 74,999,999        8        507,600,000       11.9        71,000,000    5.692       103       1.38        77.51
$ 75,000,000 to $ 99,999,999        3        248,000,000        5.8        88,000,000    5.610        90       1.33        76.00
$100,000,000 to $124,999,999        2        220,300,000        5.2       120,300,000    5.585        85       1.56        65.77
$125,000,000 to $442,500,000        3        717,500,000       16.8       442,500,000    5.645       111       1.49        67.11
-----------------------------------------------------------------------
   Total / Wtd. Avg.              269     $4,271,616,678      100.0%                     5.722%      109       1.41x       71.58%
=======================================================================

                      MORTGAGE LOAN TYPE (LOAN GROUP NO. 1)

                                                                                                      WEIGHTED AVERAGES
                                             AGGREGATE                                 ---------------------------------------------
                               NUMBER OF   CUT-OFF DATE    % OF INITIAL     MAXIMUM                STATED              CUT-OFF DATE
                                MORTGAGE     PRINCIPAL      LOAN GROUP   CUT-OFF DATE  MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
      MORTGAGE LOAN TYPE         LOANS        BALANCE     NO. 1 BALANCE     BALANCE      RATE    TERM (MO.)    DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                      63     $2,128,652,593       49.8%     $442,500,000    5.643%      105       1.54x       70.23%
Partial IO/Balloon                122      1,535,304,000       35.9       130,000,000    5.765       112       1.26        73.22
Balloon                            75        481,651,968       11.3        43,879,983    5.896       120       1.39        71.03
Partial IO/ARD                      5         66,045,000        1.5        20,794,000    5.976       118       1.19        75.16
Interest Only/ARD                   2         48,600,000        1.1        31,600,000    5.633       118       1.32        79.67
ARD                                 1          9,382,178        0.2         9,382,178    5.837       118       1.20        78.18
Fully Amortizing                    1          1,980,940       0.05         1,980,940    6.760       177       2.67        34.15
-----------------------------------------------------------------------
   Total / Wtd. Avg.              269     $4,271,616,678      100.0%                     5.722%      109       1.41x       71.58%
=======================================================================

                        MORTGAGE RATES (LOAN GROUP NO. 1)

                                                                                                      WEIGHTED AVERAGES
                                             AGGREGATE                     CUMULATIVE   --------------------------------------------
     RANGE OF                  NUMBER OF   CUT-OFF DATE    % OF INITIAL   % OF INITIAL              STATED              CUT-OFF DATE
     MORTGAGE                   MORTGAGE     PRINCIPAL      LOAN GROUP     LOAN GROUP   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
       RATES                     LOANS        BALANCE     NO. 1 BALANCE  NO. 1 BALANCE    RATE    TERM (MO.)    DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

5.0200% to 5.4999%                 17     $  541,367,114       12.7%          12.7%       5.434%      100       1.50x       75.30%
5.5000% to 5.7499%                104      2,062,826,042       48.3           61.0        5.612       109       1.49        68.62
5.7500% to 5.9999%                105      1,080,096,189       25.3           86.3        5.851       112       1.32        74.88
6.0000% to 6.4999%                 39        578,182,488       13.5           99.8        6.122       113       1.24        72.51
6.5000% to 6.9000%                  4          9,144,846        0.2          100.0        6.804       132       1.55        67.77
-----------------------------------------------------------------------
   Total / Wtd. Avg.              269     $4,271,616,678      100.0%                      5.722%      109       1.41x       71.58%
=======================================================================

                                      A-3-1

             ORIGINAL TERM TO SCHEDULED MATURITY (LOAN GROUP NO. 1)

                                                                                                      WEIGHTED AVERAGES
           RANGE OF                          AGGREGATE                     CUMULATIVE   --------------------------------------------
      ORIGINAL TERMS TO        NUMBER OF   CUT-OFF DATE    % OF INITIAL   % OF INITIAL              STATED              CUT-OFF DATE
         MATURITY/ARD           MORTGAGE     PRINCIPAL      LOAN GROUP     LOAN GROUP   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
          (MONTHS)               LOANS        BALANCE     NO. 1 BALANCE  NO. 1 BALANCE    RATE    TERM (MO.)    DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

            60                      10    $  354,939,593        8.3%           8.3%       5.709%       57       1.79x       59.37%
            66                       1         6,000,000        0.1            8.4        6.230        63       1.32        72.29
            84                       8       386,290,000        9.0           17.5        5.625        79       1.50        75.65
            96                       1        12,200,000        0.3           17.8        5.892        80       1.20        67.03
        120 to 121                 246     3,491,953,364       81.7           99.5        5.730       118       1.37        72.40
        138 to 180                   3        20,233,721        0.5          100.0        6.011       163       1.31        69.45
-----------------------------------------------------------------------
   Total / Wtd. Avg.               269    $4,271,616,678      100.0%                      5.722%      109       1.41x       71.58%
=======================================================================

             REMAINING TERM TO SCHEDULED MATURITY (LOAN GROUP NO. 1)

         RANGE OF                                                                                     WEIGHTED AVERAGES
         REMAINING                           AGGREGATE                     CUMULATIVE   --------------------------------------------
         TERMS TO              NUMBER OF   CUT-OFF DATE    % OF INITIAL   % OF INITIAL              STATED              CUT-OFF DATE
       MATURITY/ARD             MORTGAGE     PRINCIPAL      LOAN GROUP     LOAN GROUP   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
          (MOS.)                 LOANS        BALANCE     NO. 1 BALANCE  NO. 1 BALANCE    RATE    TERM (MO.)    DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

         50 to 59                   7     $  213,189,593        5.0%           5.0%       5.585%       55       1.71x       61.66%
         60 to 83                  13        546,240,000       12.8           17.8        5.707        74       1.60        70.30
        84 to 114                   3         34,615,714        0.8           18.6        5.847       106       1.23        73.42
        115 to 120                242      3,454,887,651       80.9           99.5        5.729       118       1.37        72.39
        121 to 177                  4         22,683,721        0.5          100.0        6.042       159       1.32        68.23
-----------------------------------------------------------------------
   Total / Wtd. Avg.              269     $4,271,616,678      100.0%                      5.722%      109       1.41x       71.58%
=======================================================================

                  ORIGINAL AMORTIZATION TERM (LOAN GROUP NO. 1)

                                                                                                      WEIGHTED AVERAGES
                                             AGGREGATE                     CUMULATIVE   --------------------------------------------
           RANGE OF            NUMBER OF   CUT-OFF DATE    % OF INITIAL   % OF INITIAL              STATED              CUT-OFF DATE
    ORIGINAL AMORTIZATION       MORTGAGE     PRINCIPAL      LOAN GROUP     LOAN GROUP   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
        TERMS (MONTHS)           LOANS        BALANCE     NO. 1 BALANCE  NO. 1 BALANCE    RATE    TERM (MO.)    DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

        Interest Only              65     $2,177,252,592       51.0%          51.0%       5.643%      105       1.53x       70.44%
             180                    1          1,980,940       0.05           51.0        6.760       177       2.67        34.15
             240                    4         18,242,223        0.4           51.4        5.716       125       1.23        67.94
             300                   13         67,380,059        1.6           53.0        5.866       113       1.51        68.34
             360                  186      2,006,760,864       47.0          100.0        5.801       114       1.28        72.99
-----------------------------------------------------------------------
   Total / Wtd. Avg.              269     $4,271,616,678      100.0%                      5.722%      109       1.41x       71.58%
=======================================================================

                                      A-3-2

                 REMAINING AMORTIZATION TERM (LOAN GROUP NO. 1)

                                                                       CUMULATIVE                   WEIGHTED AVERAGES
        RANGE OF                         AGGREGATE     % OF INITIAL   % OF INITIAL   -----------------------------------------------
       REMAINING          NUMBER OF    CUT-OFF DATE     LOAN GROUP     LOAN GROUP                 STATED                CUT-OFF DATE
      AMORTIZATION         MORTGAGE      PRINCIPAL         NO. 1          NO. 1      MORTGAGE   REMAINING    U/W NCF   LOAN-TO-VALUE
     TERMS (MONTHS)         LOANS        BALANCE          BALANCE        BALANCE       RATE     TERM (MO.)     DSCR         RATIO
------------------------------------------------------------------------------------------------------------------------------------

     Interest Only            65      $2,177,252,593        51.0%          51.0%       5.643%       105        1.53x        70.44%
       177 to 240              5          20,223,162         0.5           51.4        5.819        130        1.37         64.63
       241 to 300             13          67,380,059         1.6           53.0        5.866        113        1.51         68.34
       301 to 360            186       2,006,760,864        47.0          100.0        5.801        114        1.28         72.99
-------------------------------------------------------------------
   Total / Wtd. Avg.         269      $4,271,616,678       100.0%                      5.722%       109        1.41x        71.58%
===================================================================

                   MORTGAGE LOAN SEASONING (LOAN GROUP NO. 1)

                                                                       CUMULATIVE                   WEIGHTED AVERAGES
                                         AGGREGATE     % OF INITIAL   % OF INITIAL   -----------------------------------------------
                          NUMBER OF    CUT-OFF DATE     LOAN GROUP     LOAN GROUP                 STATED                CUT-OFF DATE
       SEASONING           MORTGAGE      PRINCIPAL         NO. 1          NO. 1      MORTGAGE   REMAINING    U/W NCF   LOAN-TO-VALUE
        (MONTHS)            LOANS        BALANCE          BALANCE        BALANCE       RATE     TERM (MO.)     DSCR         RATIO
------------------------------------------------------------------------------------------------------------------------------------

        0 to 6               263      $4,036,800,965        94.5%          94.5%       5.718%       112        1.41x        72.01%
        7 to 12                3         191,865,714         4.5           99.0        5.776         62        1.57         62.42
       13 to 16                3          42,950,000         1.0          100.0        5.834         98        1.20         72.11
-------------------------------------------------------------------
   Total / Wtd. Avg.         269      $4,271,616,678       100.0%                      5.722%       109        1.41x        71.58%
===================================================================

                     ENCUMBERED INTEREST (LOAN GROUP NO. 1)

                                                                                      WEIGHTED AVERAGES
                                        AGGREGATE                      -----------------------------------------------
                          NUMBER OF    CUT-OFF DATE    % OF INITIAL                 STATED                CUT-OFF DATE
                          MORTGAGED      PRINCIPAL      LOAN GROUP     MORTGAGE    REMAINING   U/W NCF   LOAN-TO-VALUE
  ENCUMBERED INTEREST    PROPERTIES       BALANCE      NO. 1 BALANCE     RATE     TERM (MO.)     DSCR        RATIO
----------------------------------------------------------------------------------------------------------------------

Fee Simple                   389      $4,022,343,454        94.2%        5.719%       109        1.42x        71.54%
Fee in Part, Leasehold
   in Part                     3         124,610,528         2.9         5.574        114        1.36         77.04
Leasehold                      9         124,662,697         2.9         5.943        117        1.39         67.22
--------------------------------------------------------------------
   Total / Wtd. Avg.         401      $4,271,616,678       100.0%        5.722%       109        1.41x        71.58%
====================================================================

                                      A-3-3

                        PROPERTY TYPES (LOAN GROUP NO. 1)

                                                                                                   WEIGHTED AVERAGES
                                       AGGREGATE      % OF INITIAL      MAXIMUM     -----------------------------------------------
                         NUMBER OF    CUT-OFF DATE     LOAN GROUP    CUT-OFF DATE                STATED                CUT-OFF DATE
                         MORTGAGED      PRINCIPAL         NO. 1        PRINCIPAL    MORTGAGE    REMAINING   U/W NCF   LOAN-TO-VALUE
   PROPERTY TYPE        PROPERTIES      BALANCE         BALANCE         BALANCE       RATE     TERM (MO.)     DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------------

Retail                      174      $1,860,480,285        43.6%     $ 94,440,867     5.690%       112        1.38x        70.68%
   Anchored                  99       1,280,569,371        30.0        71,000,000     5.662        117        1.38         72.05
   Regional Mall              3         182,848,680         4.3        94,440,867     5.773         62        1.57         62.61
   Shadow Anchored           18         141,696,901         3.3        28,500,000     5.789        120        1.24         75.98
   Unanchored                23         129,885,077         3.0        15,100,000     5.703        118        1.39         66.01
   Anchored, Single
      Tenant                 18          83,235,136         1.9        15,000,000     5.701        120        1.26         69.36
   Unanchored, Single
      Tenant                 13          42,245,121         1.0        20,000,000     5.787         99        1.46         63.46
Office                       84       1,265,432,517        29.6       130,000,000     5.768        110        1.29         74.09
   Suburban                  54         723,360,531        16.9       130,000,000     5.819        115        1.28         73.47
   CBD                        9         283,808,712         6.6       120,300,000     5.734        104        1.34         76.67
   Medical Office            21         258,263,274         6.0        85,000,000     5.663        104        1.26         73.01
Hospitality                  41         506,264,556        11.9        75,000,000     5.789        116        1.60         70.63
   Limited Service           32         351,859,676         8.2        75,000,000     5.725        116        1.60         72.61
   Full Service               6         129,925,472         3.0        43,879,983     5.950        118        1.61         64.17
   Extended Stay              3          24,479,408         0.6        10,500,000     5.852        119        1.50         76.55
Industrial                   76         463,346,799        10.8        27,222,032     5.622         92        1.66         71.02
Mixed Use                    13         110,605,873         2.6        17,630,200     5.793         96        1.57         63.19
Self Storage                  8          29,534,382         0.7         8,153,000     5.962        119        1.25         74.45
Multifamily                   2          20,500,000         0.5        13,300,000     5.535        118        1.25         69.08
Other                         1           9,000,000         0.2         9,000,000     5.805        118        1.25         79.72
Land                          2           6,452,267         0.2         5,760,000     5.774        119        1.25         77.84
------------------------------------------------------------------
  Total / Wtd. Avg.         401      $4,271,616,678       100.0%                      5.722%       109        1.41x        71.58%
==================================================================

                                             MIN/MAX
                           MIN/MAX        CUT-OFF DATE
                           U/W NCF       LOAN-TO-VALUE
   PROPERTY TYPE             DSCR            RATIO
-------------------------------------------------------

Retail                  1.10x / 2.48x   31.90% / 81.17%
   Anchored             1.10x / 2.48x   43.48% / 80.15%
   Regional Mall        1.31x / 1.81x   51.51% / 74.58%
   Shadow Anchored      1.16x / 1.55x   58.57% / 80.00%
   Unanchored           1.18x / 2.02x   31.90% / 81.17%
   Anchored, Single
      Tenant            1.11x / 1.84x   50.54% / 79.65%
   Unanchored, Single
      Tenant            1.11x / 2.12x   50.38% / 79.03%
Office                  1.10x / 2.66x   35.15% / 81.71%
   Suburban             1.10x / 2.66x   35.15% / 81.71%
   CBD                  1.20x / 1.81x   51.51% / 79.84%
   Medical Office       1.11x / 1.64x   59.60% / 80.00%
Hospitality             1.24x / 2.98x   34.15% / 80.04%
   Limited Service      1.24x / 2.98x   34.15% / 80.04%
   Full Service         1.37x / 2.60x   35.18% / 76.92%
   Extended Stay        1.40x / 1.62x   74.66% / 78.95%
Industrial              1.18x / 2.33x   44.03% / 81.30%
Mixed Use               1.13x / 2.26x   41.92% / 79.49%
Self Storage            1.18x / 1.52x   54.94% / 79.92%
Multifamily             1.22x / 1.26x   62.07% / 72.88%
Other                   1.25x / 1.25x   79.72% / 79.72%
Land                    1.22x / 1.43x   59.88% / 80.00%
---------------------
  Total / Wtd. Avg.     1.10x / 2.98x   31.90% / 81.71%
=====================

                                      A-3-4

    UNDERWRITTEN NET CASH FLOW DEBT SERVICE COVERAGE RATIO (LOAN GROUP NO. 1)

                                                                       CUMULATIVE                   WEIGHTED AVERAGES
                                         AGGREGATE     % OF INITIAL   % OF INITIAL   -----------------------------------------------
                          NUMBER OF    CUT-OFF DATE     LOAN GROUP     LOAN GROUP                 STATED                CUT-OFF DATE
    RANGE OF U/W NCF       MORTGAGE      PRINCIPAL         NO. 1          NO. 1      MORTGAGE   REMAINING    U/W NCF   LOAN-TO-VALUE
        DSCR (X)            LOANS        BALANCE          BALANCE        BALANCE       RATE     TERM (MO.)     DSCR         RATIO
------------------------------------------------------------------------------------------------------------------------------------

    1.10x to 1.14x             9      $  238,813,285         5.6%           5.6%       5.954%       119        1.11x        71.85%
    1.15x to 1.19x            28         351,688,281         8.2           13.8        5.806        120        1.17         77.37
    1.20x to 1.24x            74         791,344,841        18.5           32.3        5.758        112        1.22         75.14
    1.25x to 1.29x            36         401,061,322         9.4           41.7        5.690        116        1.26         76.25
    1.30x to 1.34x            22         388,328,715         9.1           50.8        5.816         97        1.31         76.12
    1.35x to 1.39x            19         327,533,429         7.7           58.5        5.772        115        1.37         76.07
    1.40x to 1.44x            23         212,907,187         5.0           63.5        5.742        114        1.42         70.32
    1.45x to 1.49x             7         578,442,224        13.5           77.0        5.594        119        1.48         66.52
    1.50x to 1.99x            40         806,885,654        18.9           95.9        5.639         97        1.70         68.90
    2.00x to 2.98x            11         174,611,740         4.1          100.0        5.614         87        2.31         44.81
-------------------------------------------------------------------
   Total / Wtd. Avg.         269      $4,271,616,678       100.0%                      5.722%       109        1.41x        71.58%
===================================================================

               CUT-OFF DATE LOAN-TO-VALUE RATIO (LOAN GROUP NO. 1)

                                                                       CUMULATIVE                   WEIGHTED AVERAGES
                                         AGGREGATE     % OF INITIAL   % OF INITIAL   -----------------------------------------------
        RANGE OF          NUMBER OF    CUT-OFF DATE     LOAN GROUP     LOAN GROUP                 STATED                CUT-OFF DATE
      CUT-OFF DATE         MORTGAGE      PRINCIPAL         NO. 1          NO. 1      MORTGAGE   REMAINING    U/W NCF   LOAN-TO-VALUE
  LOAN-TO-VALUE RATIO       LOANS        BALANCE          BALANCE        BALANCE       RATE     TERM (MO.)     DSCR         RATIO
------------------------------------------------------------------------------------------------------------------------------------

    31.90% to 60.00%          35      $  430,426,174        10.1%          10.1%       5.644%        90        1.92x        49.91%
    60.01% to 65.00%          22         599,149,709        14.0           24.1        5.619        120        1.50         63.33
    65.01% to 70.00%          32         469,981,284        11.0           35.1        5.861        107        1.33         68.17
    70.01% to 75.00%          65         760,532,649        17.8           52.9        5.814        102        1.29         73.46
    75.01% to 80.00%         107       1,792,100,861        42.0           94.9        5.711        113        1.35         78.55
    80.01% to 81.71%           8         219,426,000         5.1          100.0        5.624        118        1.30         80.40
-------------------------------------------------------------------
    Total / Wtd. Avg.        269      $4,271,616,678       100.0%                      5.722%       109        1.41x        71.58%
===================================================================

            MATURITY DATE/ARD LOAN-TO-VALUE RATIO (LOAN GROUP NO. 1)

                                                                       CUMULATIVE                   WEIGHTED AVERAGES
                                         AGGREGATE     % OF INITIAL   % OF INITIAL   -----------------------------------------------
   RANGE OF MATURITY      NUMBER OF    CUT-OFF DATE     LOAN GROUP     LOAN GROUP                 STATED                CUT-OFF DATE
        DATE/ARD           MORTGAGE      PRINCIPAL         NO. 1          NO. 1      MORTGAGE   REMAINING    U/W NCF   LOAN-TO-VALUE
  LOAN-TO-VALUE RATIO       LOANS        BALANCE          BALANCE        BALANCE       RATE     TERM (MO.)     DSCR         RATIO
------------------------------------------------------------------------------------------------------------------------------------

     0.60% to 50.00%          31      $  251,960,994         5.9%           5.9%       5.696%        99        1.97x        48.43%
    50.01% to 60.00%          40         422,651,496         9.9           15.8        5.762        102        1.60         61.24
    60.01% to 65.00%          51       1,002,755,709        23.5           39.3        5.728        118        1.38         66.54
    65.01% to 70.00%          59         641,644,479        15.0           54.3        5.864        103        1.32         74.70
    70.01% to 80.00%          85       1,843,454,000        43.2           97.4        5.660        109        1.35         78.23
    80.01% to 81.30%           3         109,150,000         2.6          100.0        5.756        119        1.23         80.58
-------------------------------------------------------------------
   Total / Wtd. Avg.         269      $4,271,616,678       100.0%                      5.722%       109        1.41x        71.58%
===================================================================

                                     A-3-5

                         STATE/REGION (LOAN GROUP NO. 1)

                                                                                                   WEIGHTED AVERAGES
                                           AGGREGATE                     CUMULATIVE   --------------------------------------------
                             NUMBER OF   CUT-OFF DATE   % OF INITIAL    % OF INITIAL              STATED              CUT-OFF DATE
                             MORTGAGED     PRINCIPAL      LOAN GROUP     LOAN GROUP   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
       STATE/REGION         PROPERTIES      BALANCE     NO. 1 BALANCE  NO. 1 BALANCE   RATE     TERM (MO.)    DSCR       RATIO
----------------------------------------------------------------------------------------------------------------------------------

California                       50     $  890,077,206       20.8%          20.8%       5.680%      110       1.35x      73.42%
   Southern California(1)        37        695,002,223       16.3           16.3        5.647       110       1.34       74.44
   Northern California(1)        13        195,074,983        4.6            4.6        5.799       110       1.40       64.78
Virginia                         18        411,749,544        9.6           30.5        5.834       118       1.29       74.10
Florida                          53        375,552,264        8.8           39.3        5.694       117       1.53       65.94
Pennsylvania                     13        265,109,211        6.2           45.5        5.727       105       1.31       76.15
North Carolina                   18        242,390,769        5.7           51.1        5.617       115       1.46       73.91
Georgia                          36        202,553,846        4.7           55.9        5.664        94       1.51       68.86
Maryland                         14        184,760,283        4.3           60.2        5.854       100       1.32       73.97
Washington                       16        146,588,719        3.4           63.6        5.668       101       1.45       68.93
New Jersey                       12        146,505,199        3.4           67.1        5.759       119       1.41       74.63
Oregon                           11        139,331,077        3.3           70.3        5.803        94       1.68       65.89
Illinois                         10        131,443,514        3.1           73.4        5.801       117       1.26       77.86
Massachusetts                    13        129,600,347        3.0           76.5        5.687       108       1.53       70.00
Hawaii                            4        100,000,000        2.3           78.8        5.603        50       1.81       51.51
Texas                            13         74,263,132        1.7           80.5        5.822       117       1.30       74.84
Tennessee                        24         73,000,000        1.7           82.2        5.762       117       1.66       63.89
New York                          9         65,013,500        1.5           83.8        5.647       117       1.36       64.02
District of Columbia              3         57,400,000        1.3           85.1        5.660       118       1.81       60.96
Utah                              5         54,120,000        1.3           86.4        5.635       118       1.38       78.21
Missouri                         10         53,367,104        1.2           87.6        5.825       116       1.29       75.61
Michigan                          5         48,995,946        1.1           88.8        5.755       118       1.35       77.76
Nebraska                          3         48,946,077        1.1           89.9        5.983       112       1.26       75.51
Ohio                              5         43,299,593        1.0           90.9        5.602       108       1.51       67.93
Nevada                            5         40,774,605        1.0           91.9        5.686       119       1.31       67.34
Arizona                           5         38,345,856        0.9           92.8        5.720       119       1.28       71.48
Minnesota                         3         36,468,805        0.9           93.6        5.651       118       1.22       75.31
Indiana                           4         36,065,000        0.8           94.5        5.744       119       1.37       71.38
Connecticut                       4         33,206,000        0.8           95.3        5.753       118       1.35       68.68
Arkansas                          5         32,541,688        0.8           96.0        5.706       100       1.68       72.09
Wisconsin                         3         31,495,698        0.7           96.8        5.486        81       1.79       77.83
South Carolina                    6         30,828,219        0.7           97.5        5.717       119       1.24       76.78
Rhode Island                      1         17,265,000        0.4           97.9        5.644       116       1.14       78.48
Kentucky                          5         17,104,698        0.4           98.3        5.974       125       1.43       71.50
Delaware                          3         15,350,000        0.4           98.6        5.707       119       1.28       73.63
Oklahoma                          2         13,278,178        0.3           99.0        5.806       119       1.22       79.06
Maine                             1         10,000,000        0.2           99.2        5.670       119       1.81       60.61
New Hampshire                     2          9,520,000        0.2           99.4        5.735       119       1.22       68.02
New Mexico                        2          8,700,000        0.2           99.6        5.874       119       1.22       74.76
Mississippi                       1          5,991,167        0.1           99.8        5.870       119       1.43       74.66
Alabama                           2          4,604,310        0.1           99.9        5.752       107       1.75       75.10
Kansas                            1          4,291,753        0.1          100.0        5.785       118       1.31       69.22
Louisiana                         1          1,718,368       0.04          100.0        6.250       119       1.23       79.92
-----------------------------------------------------------------
    Total/Wtd. Avg.             400     $4,271,616,678      100.0%                      5.722%      109       1.41x      71.59%
=================================================================

(1)  Northern  California  includes areas with zip codes of 93309 and above, and
     Southern California includes areas with zip codes of 93003 and below.

                                      A-3-6

                  PREPAYMENT PROVISION TYPE (LOAN GROUP NO. 1)

                                                                                          WEIGHTED AVERAGES
                                            AGGREGATE                     ------------------------------------------------
                             NUMBER OF    CUT-OFF DATE    % OF INITIAL    WTD. AVG.     STATED                CUT-OFF DATE
                             MORTGAGED      PRINCIPAL       LOAN GROUP    MORTGAGE    REMAINING   U/W NCF   LOAN-TO-VALUE
PREPAYMENT PROVISION TYPE   PROPERTIES       BALANCE      NO. 1 BALANCE     RATE      TERM (MO.)    DSCR         RATIO
--------------------------------------------------------------------------------------------------------------------------

LO/Defeasance                   217      $3,248,765,194        76.1%        5.734%        108        1.40x       72.68%
LO/Grtrx%UPBorYM                 48         975,651,484        22.8         5.683         113        1.45        68.09
LO/(i)Grtrx%UPBorYMor
    (ii)Defeasance                3          43,000,000         1.0         5.707         118        1.50        70.98
LO/YM/Declining Penalty           1           4,200,000         0.1         5.500          82        2.66        35.15
-------------------------------------------------------------------
   Total / Wtd. Avg.            269      $4,271,616,678       100.0%        5.722%        109        1.41x       71.58%
===================================================================

     INITIAL LOAN GROUP 1 PREPAYMENT RESTRICTION COMPOSITION OVER TIME(1)(3)

                                                               MONTHS FOLLOWING CUT-OFF DATE
                            ------------------------------------------------------------------------------------------------
  PREPAYMENT RESTRICTION       0       12       24       36       48       60       72       84       96       108      120
----------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Pool
   Balance(2)               100.00%   99.85%   99.65%   99.39%   99.05%   90.30%   89.49%   79.73%   79.04%   77.65%    0.40%
Locked/Defeasance           100.00%  100.00%   85.88%   76.99%   73.93%   76.33%   74.21%   71.77%   71.65%   71.17%   87.68%
   Locked                   100.00%  100.00%   85.88%    2.22%    0.29%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Defeasance                 0.00%    0.00%    0.00%   74.78%   73.64%   76.33%   74.21%   71.77%   71.65%   71.17%   87.68%
Yield Maintenance (All)       0.00%    0.00%   14.12%   23.01%   23.70%   23.41%   23.53%   25.45%   25.55%   25.87%    0.00%
   Yield Maintenance          0.00%    0.00%    0.10%    0.10%    0.10%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Grtr4%UPBor2%UPB+YM        0.00%    0.00%    0.00%    0.17%    0.17%    0.19%    0.19%    0.21%    0.21%    0.22%    0.00%
   Grtr1%UPBorYM              0.00%    0.00%   14.02%   21.72%   22.42%   22.11%   22.22%   23.98%   24.07%   24.37%    0.00%
   i-Grtr1%UPBorYMor-ii-
      Defeasance              0.00%    0.00%    0.00%    1.01%    1.02%    1.11%    1.12%    1.26%    1.27%    1.29%    0.00%
Penalty (All)                 0.00%    0.00%    0.00%    0.00%    0.00%    0.11%    0.11%    0.00%    0.00%    0.00%    0.00%
   Penalty 5% UPB             0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Penalty 4% UPB             0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Penalty 3% UPB             0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
   Penalty 2% UPB             0.00%    0.00%    0.00%    0.00%    0.00%    0.11%    0.00%    0.00%    0.00%    0.00%    0.00%
   Penalty 1% UPB             0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.11%    0.00%    0.00%    0.00%    0.00%
Open                          0.00%    0.00%    0.00%    0.00%    2.36%    0.15%    2.16%    2.78%    2.81%    2.96%   12.32%
----------------------------------------------------------------------------------------------------------------------------
TOTAL                       100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
============================================================================================================================

(1)  All numbers, unless otherwise noted, are as a percentage of the aggrgate pool balance at the specified point in time.

(2)  Remaining aggregate mortgage loan pool balance as a percentage of the
     Initial Mortgage Pool Balance a the specified point in time.

(3)  Several of the Mortgage Loans allow for exceptions to their standard prepayment restrictions, including, but not limited to: (i) partial prepayments up to a specified amount or a specified percentage of the original or outstanding loan amount; (ii) partial prepayments in connection with the release of a particular parcel of the related Mortgaged Property;
     and (iii) a required repayment of the subject Mortgage Loan (in whole or in part) if a specified condition is not satisfied by a designated date. These prepayments may be permitted or required notwithstanding that a prepayment lock-out period is otherwise in effect and may not be accompanied by prepayment consideration. See "Description of the Mortgage Pool--Terms and
     Conditions of the Underlying Mortgage Loans--Prepayment Provisions" in, and
     the footnotes to Annex A-1 of, the offering prospectus dated July 9, 2007 relating to the offered certificates. The above table does not reflect these exceptions. In addition, prepayments could occur by reason of casualty, condemnation or default.

                                      A-3-7

                                    ANNEX A-4

            SUMMARY CHARACTERISTICS OF THE UNDERLYING MORTGAGE LOANS
          IN LOAN GROUP NO. 2 AND THE RELATED MORTGAGED REAL PROPERTIES

     Note: For purposes of presenting information regarding the original and remaining terms to maturity of the respective underlying mortgage loans in the following exhibits, each ARD Loan is assumed to mature on its anticipated repayment date.

                CUT-OFF DATE PRINCIPAL BALANCE (LOAN GROUP NO. 2)

                                                                                                WEIGHTED AVERAGES
                                          AGGREGATE   % OF INITIAL     MAXIMUM    --------------------------------------------
          RANGE OF           NUMBER OF  CUT-OFF DATE   LOAN GROUP   CUT-OFF DATE              STATED              CUT-OFF DATE
        CUT-OFF DATE          MORTGAGE    PRINCIPAL       NO. 2       PRINCIPAL   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
     PRINCIPAL BALANCES        LOANS       BALANCE       BALANCE       BALANCE      RATE    TERM (MO.)    DSCR       RATIO
------------------------------------------------------------------------------------------------------------------------------

$ 1,098,016 to $  4,999,999      26     $ 72,609,283       14.9%    $  4,900,000    5.939%      113       1.31x      74.20%
$ 5,000,000 to $  9,999,999      14      108,798,443       22.3        9,969,441    5.686       109       1.30       71.47
$10,000,000 to $ 19,999,999       5       73,500,000       15.0       19,200,000    5.865       117       1.24       77.30
$20,000,000 to $ 24,999,999       2       47,100,000        9.6       24,700,000    5.588       108       1.15       70.52
$25,000,000 to $ 29,999,999       1       26,775,000        5.5       26,775,000    5.800       117       1.32       79.93
$30,000,000 to $123,150,000       2      160,150,000       32.8      123,150,000    5.901       117       1.50       78.77
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                    5.818%      114       1.34x      75.52%
==================================================================

                      MORTGAGE LOAN TYPE (LOAN GROUP NO. 2)

                                                                                                WEIGHTED AVERAGES
                                          AGGREGATE   % OF INITIAL                --------------------------------------------
                             NUMBER OF  CUT-OFF DATE   LOAN GROUP      MAXIMUM                STATED              CUT-OFF DATE
                              MORTGAGE    PRINCIPAL       NO. 2     CUT-OFF DATE  MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
     MORTGAGE LOAN TYPE        LOANS       BALANCE       BALANCE       BALANCE      RATE    TERM (MO.)    DSCR       RATIO
------------------------------------------------------------------------------------------------------------------------------

Partial IO/Balloon               23     $231,200,000       47.3%    $ 37,000,000    5.769%      115       1.19x      76.36%
Interest Only                     7      192,775,000       39.4      123,150,000    5.861       112       1.53       77.60
Balloon                          20       64,957,725       13.3        9,969,441    5.861       115       1.36       66.32
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                    5.818%      114       1.34x      75.52%
==================================================================

                        MORTGAGE RATES (LOAN GROUP NO. 2)

                                                                                                  WEIGHTED AVERAGES
                                          AGGREGATE   % OF INITIAL  CUMULATIVE % OF  --------------------------------------------
                             NUMBER OF  CUT-OFF DATE   LOAN GROUP     INITIAL LOAN               STATED              CUT-OFF DATE
          RANGE OF            MORTGAGE    PRINCIPAL       NO. 2       GROUP NO. 2    MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
       MORTGAGE RATES          LOANS       BALANCE       BALANCE        BALANCE        RATE    TERM (MO.)    DSCR       RATIO
---------------------------------------------------------------------------------------------------------------------------------

5.2250% to 5.4999%                1     $  8,070,000        1.7%           1.7%        5.225%      116       1.21x       69.27%
5.5000% to 5.7499%               12      128,064,177       26.2           27.8         5.619       109       1.25        69.97
5.7500% to 5.9999%               26      304,290,115       62.2           90.1         5.877       116       1.40        78.16
6.0000% to 6.2800%               11       48,508,434        9.9          100.0         6.069       110       1.28        74.59
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                       5.818%      114       1.34x       75.52%
==================================================================

                                      A-4-1

             ORIGINAL TERM TO SCHEDULED MATURITY (LOAN GROUP NO. 2)

                                                                                                  WEIGHTED AVERAGES
          RANGE OF                        AGGREGATE   % OF INITIAL  CUMULATIVE % OF  --------------------------------------------
     ORIGINAL TERMS TO       NUMBER OF  CUT-OFF DATE   LOAN GROUP     INITIAL LOAN               STATED              CUT-OFF DATE
        MATURITY/ARD          MORTGAGE    PRINCIPAL       NO. 2       GROUP NO. 2    MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
          (MONTHS)             LOANS       BALANCE       BALANCE        BALANCE        RATE    TERM (MO.)    DSCR       RATIO
---------------------------------------------------------------------------------------------------------------------------------

             60                   3     $ 15,345,962        3.1%           3.1%        5.858%       56       1.50x       73.45%
             84                   1        8,750,000        1.8            4.9         5.800        83       1.45        70.00
            120                  46      464,836,764       95.1          100.0         5.817       116       1.34        75.69
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                       5.818%      114       1.34x       75.52%
==================================================================

             REMAINING TERM TO SCHEDULED MATURITY (LOAN GROUP NO. 2)

                                                                                                  WEIGHTED AVERAGES
          RANGE OF                        AGGREGATE   % OF INITIAL  CUMULATIVE % OF  --------------------------------------------
     REMAINING TERMS TO      NUMBER OF  CUT-OFF DATE   LOAN GROUP     INITIAL LOAN               STATED              CUT-OFF DATE
        MATURITY/ARD          MORTGAGE    PRINCIPAL       NO. 2       GROUP NO. 2    MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
           (MOS.)              LOANS       BALANCE       BALANCE        BALANCE        RATE    TERM (MO.)    DSCR       RATIO
---------------------------------------------------------------------------------------------------------------------------------

         50 to 59                 3     $ 15,345,962        3.1%           3.1%        5.858%       56       1.50x       73.45%
         60 to 83                 1        8,750,000        1.8            4.9         5.800        83       1.45        70.00
         84 to 114                2       28,745,689        5.9           10.8         5.644        99       1.16        64.22
        115 to 120               44      436,091,075       89.2          100.0         5.828       118       1.35        76.44
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                       5.818%      114       1.34x       75.52%
==================================================================

                  ORIGINAL AMORTIZATION TERM (LOAN GROUP NO. 2)

                                                                                                  WEIGHTED AVERAGES
                                          AGGREGATE   % OF INITIAL  CUMULATIVE % OF  --------------------------------------------
     RANGE OF ORIGINAL       NUMBER OF  CUT-OFF DATE   LOAN GROUP     INITIAL LOAN               STATED              CUT-OFF DATE
       AMORTIZATION           MORTGAGE    PRINCIPAL       NO. 2       GROUP NO. 2    MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
      TERMS (MONTHS)           LOANS       BALANCE       BALANCE        BALANCE        RATE    TERM (MO.)    DSCR       RATIO
---------------------------------------------------------------------------------------------------------------------------------

       Interest Only              7     $192,775,000       39.4%          39.4%        5.861%      112       1.53x       77.60%
            300                   3       28,800,000        5.9           45.3         6.003       117       1.23        79.85
            360                  40      267,357,725       54.7          100.0         5.766       115       1.22        73.54
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                       5.818%      114       1.34x       75.52%
==================================================================

                                      A-4-2

                 REMAINING AMORTIZATION TERM (LOAN GROUP NO. 2)

                                                                                                  WEIGHTED AVERAGES
                                          AGGREGATE   % OF INITIAL  CUMULATIVE % OF  --------------------------------------------
    RANGE OF REMAINING       NUMBER OF  CUT-OFF DATE   LOAN GROUP     INITIAL LOAN               STATED              CUT-OFF DATE
       AMORTIZATION           MORTGAGE    PRINCIPAL       NO. 2       GROUP NO. 2    MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
      TERMS (MONTHS)           LOANS       BALANCE       BALANCE        BALANCE        RATE    TERM (MO.)    DSCR       RATIO
---------------------------------------------------------------------------------------------------------------------------------

       Interest Only              7     $192,775,000       39.4%          39.4%        5.861%      112       1.53x       77.60%
         300 to 300               3       28,800,000        5.9           45.3         6.003       117       1.23        79.85
         301 to 360              40      267,357,725       54.7          100.0         5.766       115       1.22        73.54
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                       5.818%      114       1.34x       75.52%
==================================================================

                   MORTGAGE LOAN SEASONING (LOAN GROUP NO. 2)

                                                                                                  WEIGHTED AVERAGES
                                          AGGREGATE   % OF INITIAL  CUMULATIVE % OF  --------------------------------------------
                             NUMBER OF  CUT-OFF DATE   LOAN GROUP     INITIAL LOAN               STATED              CUT-OFF DATE
        SEASONING             MORTGAGE    PRINCIPAL       NO. 2       GROUP NO. 2    MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
         (MONTHS)              LOANS       BALANCE       BALANCE        BALANCE        RATE    TERM (MO.)    DSCR       RATIO
---------------------------------------------------------------------------------------------------------------------------------

          0 to 6                 47     $456,887,036       93.4%          93.4%        5.825%      115       1.36x       76.21%
          7 to 12                 2        9,645,689        2.0           95.4         6.148        90       1.21        77.98
         13 to 25                 1       22,400,000        4.6          100.0         5.520        95       1.15        60.22
------------------------------------------------------------------
   Total / Wtd. Avg.             50     $488,932,725      100.0%                       5.818%      114       1.34x       75.52%
==================================================================

                     ENCUMBERED INTEREST (LOAN GROUP NO. 2)

                                                                                        WEIGHTED AVERAGES
                                            AGGREGATE     % OF INITIAL   -----------------------------------------------
                              NUMBER OF    CUT-OFF DATE    LOAN GROUP                 STATED                CUT-OFF DATE
                               MORTGAGE     PRINCIPAL         NO. 2      MORTGAGE   REMAINING    U/W NCF   LOAN-TO-VALUE
    ENCUMBERED INTEREST         LOANS        BALANCE         BALANCE       RATE     TERM (MO.)     DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------

Fee Simple                       101      $488,932,725        100.0%       5.818%       114        1.34x       75.52%
----------------------------------------------------------------------
   Total / Wtd. Avg.             101      $488,932,725        100.0%       5.818%       114        1.34x       75.52%
======================================================================

                                      A-4-3

                        PROPERTY TYPES (LOAN GROUP NO. 2)

                                                                                          WEIGHTED AVERAGES
                                   AGGREGATE                      MAXIMUM    ---------------------------------------------
                       NUMBER OF  CUT-OFF DATE   % OF INITIAL  CUT-OFF DATE              STATED              CUT-OFF DATE
                       MORTGAGED    PRINCIPAL     LOAN GROUP     PRINCIPAL   MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
    PROPERTY TYPE     PROPERTIES     BALANCE    NO. 2 BALANCE     BALANCE      RATE    TERM (MO.)    DSCR       RATIO
--------------------------------------------------------------------------------------------------------------------------

Multifamily                86     $426,828,834        87.3%    $26,775,000    5.806%      114       1.34x        76.02%
   Conventional            85      419,003,834        85.7      26,775,000    5.810       114       1.35         75.94
   Student Housing          1        7,825,000         1.6       7,825,000    5.600       119       1.15         79.85
Manufactured Housing       15       62,103,892        12.7      14,100,000    5.895       111       1.35         72.07
-------------------------------------------------------------
   Total / Wtd. Avg.      101     $488,932,725       100.0%                   5.818%      114       1.34x        75.52%
=============================================================

                                          MIN/MAX
                                      CUT-OFF DATE
                       MIN/MAX U/W    LOAN-TO-VALUE
    PROPERTY TYPE        NCF DSCR        RATIO
----------------------------------------------------

Multifamily           1.14x / 2.17x  32.21% / 80.07%
   Conventional       1.14x / 2.17x  32.21% / 80.07%
   Student Housing    1.15x / 1.15x  79.85% / 79.85%
Manufactured Housing  1.19x / 1.99x  45.92% / 80.00%
--------------------
   Total / Wtd. Avg.  1.14x / 2.17x  32.21% / 80.07%
====================

                                     A-4-4

    UNDERWRITTEN NET CASH FLOW DEBT SERVICE COVERAGE RATIO (LOAN GROUP NO. 2)

                                                                                           WEIGHTED AVERAGES
                                  AGGREGATE                     CUMULATIVE   ---------------------------------------------
      RANGE OF        NUMBER OF  CUT-OFF DATE   % OF INITIAL   % OF INITIAL               STATED             CUT-OFF DATE
       U/W NCF         MORTGAGE   PRINCIPAL      LOAN GROUP     LOAN GROUP    MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
      DSCR (X)          LOANS      BALANCE     NO. 2 BALANCE  NO. 2 BALANCE     RATE    TERM (MO.)   DSCR        RATIO
-----------------------------------------------------------------------------------------------------------  -------------

 1.14x to 1.14x            1     $  3,000,000         0.6%          0.6%       5.760%       118      1.14x       62.50%
 1.15x to 1.19x           12      140,395,782        28.7          29.3        5.740        115      1.16        74.62
 1.20x to 1.29x           17      116,371,287        23.8          53.1        5.835        115      1.22        77.24
 1.30x to 1.34x            6       38,262,446         7.8          61.0        5.840        118      1.32        78.63
 1.35x to 1.39x            3        9,897,289         2.0          63.0        5.720        118      1.37        70.16
 1.40x to 1.49x            6       44,485,127         9.1          72.1        5.790         97      1.45        74.25
 1.50x to 2.17x            5      136,520,794        27.9         100.0        5.894        116      1.62        75.17
------------------------------------------------------------
   Total / Wtd. Avg.      50     $488,932,725      100.0%                      5.818%       114      1.34x       75.52%
============================================================

            CUT-OFF DATE LOAN-TO-VALUE RATIO (LOAN GROUP NO. 2)

                                                                                           WEIGHTED AVERAGES
       RANGE OF                    AGGREGATE                    CUMULATIVE   --------------------------------------------
    CUT-OFF DATE      NUMBER OF  CUT-OFF DATE  % OF INITIAL    % OF INITIAL              STATED             CUT-OFF DATE
    LOAN-TO-VALUE      MORTGAGE    PRINCIPAL    LOAN GROUP      LOAN GROUP   MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
       RATIO            LOANS       BALANCE    NO. 2 BALANCE  NO. 2 BALANCE    RATE    TERM (MO.)   DSCR        RATIO
-------------------------------------------------------------------------------------------------------------------------

32.21% to 60.00%          5      $ 23,340,235        4.8%           4.8%      5.702%       111      1.49x       49.00%
60.01% to 65.00%          3        28,892,919        5.9           10.7       5.547        100      1.18        60.94
65.01% to 70.00%          5        32,166,796        6.6           17.3       5.638        108      1.37        69.01
70.01% to 75.00%          6        38,240,950        7.8           25.1       5.855        118      1.22        74.13
75.01% to 80.07%         31       366,291,826       74.9          100.0       5.858        115      1.36        79.07
------------------------------------------------------------
   Total / Wtd. Avg.     50      $488,932,725      100.0%                     5.818%       114      1.34x       75.52%
============================================================

            MATURITY DATE/ARD LOAN-TO-VALUE RATIO (LOAN GROUP NO. 2)

                                                                                            WEIGHTED AVERAGES
                                  AGGREGATE                      CUMULATIVE   --------------------------------------------
  RANGE OF MATURITY   NUMBER OF  CUT-OFF DATE    % OF INITIAL   % OF INITIAL              STATED             CUT-OFF DATE
       DATE/ARD       MORTGAGE    PRINCIPAL       LOAN GROUP     LOAN GROUP   MORTGAGE  REMAINING   U/W NCF  LOAN-TO-VALUE
 LOAN-TO-VALUE RATIO   LOANS       BALANCE      NO. 2 BALANCE  NO. 2 BALANCE    RATE    TERM (MO.)   DSCR        RATIO
--------------------------------------------------------------------------------------------------------------------------

 27.12% to 50.00%          5     $ 23,340,235         4.8%           4.8%      5.702%       111      1.49x       49.00%
 50.01% to 60.00%          5       33,185,286         6.8           11.6       5.623        102      1.20        62.08
 60.01% to 65.00%          6       18,409,365         3.8           15.3       5.611        118      1.25        71.95
 65.01% to 70.00%         15       87,792,840        18.0           33.3       5.852        114      1.29        74.85
 70.01% to 75.00%         15      155,730,000        31.9           65.1       5.818        117      1.18        79.62
 75.01% to 79.93%          4      170,475,000        34.9          100.0       5.876        114      1.54        78.74
-------------------------------------------------------------
   Total / Wtd. Avg.      50     $488,932,725       100.0%                     5.818%       114      1.34x       75.52%
=============================================================

                                     A-4-5

                         STATE/REGION (LOAN GROUP NO. 2)

                                                                                                 WEIGHTED AVERAGES
                                         AGGREGATE                    CUMULATIVE   --------------------------------------------
                            NUMBER OF  CUT-OFF DATE   % OF INITIAL  % OF INITIAL               STATED              CUT-OFF DATE
                            MORTGAGED    PRINCIPAL     LOAN GROUP     LOAN GROUP   MORTGAGE   REMAINING  U/W NCF  LOAN-TO-VALUE
       STATE/REGION        PROPERTIES     BALANCE    NO. 2 BALANCE  NO. 2 BALANCE    RATE    TERM (MO.)    DSCR       RATIO
-------------------------------------------------------------------------------------------------------------------------------

Illinois                        44     $126,150,000       25.8%          25.8%      5.906%       117      1.60x       78.05%
Texas                            5       69,383,608       14.2           40.0       5.692        117      1.24        77.73
California                       3       44,303,313        7.6           47.6       5.552        103      1.28        58.49
   Southern California(1)        1        6,150,000        6.3            6.3       5.541        101      1.26        56.49
   Northern California(1)        2       30,953,313        1.3            1.3       5.610        118      1.36        68.56
Pennsylvania                     5       42,282,209        8.6           56.2       5.915        116      1.30        78.94
South Carolina                   6       31,725,702        6.5           62.7       5.870        119      1.15        79.91
Florida                          4       16,941,532        3.5           66.2       5.940         92      1.45        68.75
Utah                             1       16,000,000        3.3           69.5       5.653        117      1.20        74.77
Ohio                             2       15,298,090        3.1           72.6       5.801        116      1.16        77.02
New Jersey                       1       14,100,000        2.9           75.5       6.010        120      1.20        74.60
Delaware                         3       13,945,000        2.9           78.3       5.666        119      1.21        79.91
New York                         5       13,892,208        2.8           81.2       6.047        118      1.27        79.41
North Carolina                   3       11,197,289        2.3           83.5       5.674         66      1.47        78.06
Massachusetts                    1        9,969,441        2.0           85.5       5.640        117      1.18        54.18
Alabama                          1        9,800,000        2.0           87.5       5.630        117      1.21        79.67
Colorado                         2        8,500,000        1.7           89.2       5.791        119      1.31        75.28
Wisconsin                        2        8,431,796        1.7           91.0       5.900        118      1.19        77.63
Kentucky                         2        7,497,814        1.5           92.5       5.876        119      1.19        79.76
Washington                       1        7,400,000        1.5           94.0       5.802        117      1.49        67.89
Virginia                         3        6,955,794        1.4           95.4       5.877        118      1.25        76.89
Tennessee                        2        6,113,863        1.3           96.7       5.962        119      1.20        79.92
Georgia                          1        5,274,298        1.1           97.8       5.870        119      1.15        79.91
Iowa                             1        4,800,000        1.0           98.7       5.830        118      1.17        80.00
Mississippi                      1        3,300,000        0.7           99.4       6.280         50      1.21        77.28
Minnesota                        1        1,447,265        0.3           99.7       5.860        118      1.34        76.17
Indiana                          1        1,423,504        0.3          100.0       5.720        119      2.17        32.21
------------------------------------------------------------------
    Total/Wtd. Avg.            101     $488,932,725      100.0%                     5.818%       114      1.34x       75.52%
==================================================================

(1)  Northern California includes areas with zip codes of 93309 and above, and
     Southern California includes areas with zip codes of 93003 and below.

                                     A-4-6

                  PREPAYMENT PROVISION TYPE (LOAN GROUP NO. 2)

                                                                                                WEIGHTED AVERAGES
                                                  AGGREGATE                  -------------------------------------------------
                                     NUMBER OF  CUT-OFF DATE  % OF INITIAL                    STATED             CUT-OFF DATE
                                     MORTGAGE     PRINCIPAL    LOAN GROUP      WTD. AVG.    REMAINING   U/W NCF  LOAN-TO-VALUE
       PREPAYMENT PROVISION TYPE       LOANS       BALANCE    NO. 2 BALANCE  MORTGAGE RATE  TERM (MO.)   DSCR        RATIO
------------------------------------------------------------------------------------------------------------------------------

LO/Defeasance                           42      $410,329,828       83.9%         5.825%          113     1.36x      74.89%
LO/Grtrx%UPBorYM                         5        47,545,689        9.7          5.746           118     1.20       78.83
LO/(i)Grtrx%UPBorYMor
   (ii)Defeasance                        1        26,775,000        5.5          5.800           117     1.32       79.93
LO/Grtrx%UPBorYM/Declining Penalty       2         4,282,209        0.9          6.030           118     1.39       71.43
--------------------------------------------------------------------------
Total / Wtd. Avg.                       50      $488,932,725      100.0%         5.818%          114     1.34x      75.52%
==========================================================================

     INITIAL LOAN GROUP 2 PREPAYMENT RESTRICTION COMPOSITION OVER TIME(1)(3)

                                                                            MONTHS FOLLOWING CUT-OFF DATE
                                     -----------------------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION           0       12       24       36       48       60       72       84       96       108     120
------------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Pool Balance(2)        100.00%   99.83%   99.58%   99.24%   98.85%   95.29%   94.48%   91.80%   86.77%   85.86%  0.00%
Locked/Defeasance                    100.00%  100.00%  100.00%   85.16%   84.49%   83.38%   83.36%   83.03%   82.23%   82.24%  0.00%
   Locked                            100.00%  100.00%  100.00%    2.52%    1.24%    0.00%    0.00%    0.00%    0.00%    0.00%  0.00%
   Defeasance                          0.00%    0.00%    0.00%   82.64%   83.25%   83.38%   83.36%   83.03%   82.23%   82.24%  0.00%
Yield Maintenance (All)                0.00%    0.00%    0.00%   14.84%   14.85%   15.76%   15.79%   16.11%   16.88%   16.88%  0.00%
   Yield Maintenance                   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%  0.00%
   Grtr4%UPBor2%UPB+YM                 0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%  0.00%
   Grtr1%UPBorYM                       0.00%    0.00%    0.00%    9.32%    9.31%   10.01%   10.00%   10.14%   10.56%   10.50%  0.00%
   i-Grtr1%UPBorYMor-ii-Defeasance     0.00%    0.00%    0.00%    5.52%    5.54%    5.75%    5.80%    5.97%    6.31%    6.38%  0.00%
Penalty (All)                          0.00%    0.00%    0.00%    0.00%    0.00%    0.86%    0.85%    0.86%    0.89%    0.88%  0.00%
   Penalty 5% UPB                      0.00%    0.00%    0.00%    0.00%    0.00%    0.86%    0.00%    0.00%    0.00%    0.00%  0.00%
   Penalty 4% UPB                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.85%    0.00%    0.00%    0.00%  0.00%
   Penalty 3% UPB                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.86%    0.00%    0.00%  0.00%
   Penalty 2% UPB                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.89%    0.00%  0.00%
   Penalty 1% UPB                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.88%  0.00%
Open                                   0.00%    0.00%    0.00%    0.00%    0.65%    0.00%    0.00%    0.00%    0.00%    0.00%  0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  0.00%
====================================================================================================================================

(1)  All numbers, unless otherwise noted, are as a percentage of the aggrgate pool balance at the specified point in time.

(2)  Remaining aggregate mortgage loan pool balance as a percentage of the
     Initial Mortgage Pool Balance a the specified point in time.

(3)  Several of the Mortgage Loans allow for exceptions to their standard prepayment restrictions, including, but not limited to: (i) partial prepayments up to a specified amount or a specified percentage of the original or outstanding loan amount; (ii) partial prepayments in connection with the release of a particular parcel of the related Mortgaged Property;
     and (iii) a required repayment of the subject Mortgage Loan (in whole or in part) if a specified condition is not satisfied by a designated date. These prepayments may be permitted or required notwithstanding that a prepayment lock-out period is otherwise in effect and may not be accompanied by prepayment consideration. See "Description of the Mortgage Pool--Terms and
     Conditions of the Underlying Mortgage Loans--Prepayment Provisions" in, and
     the footnotes to Annex A-1 of, the offering prospectus dated July 9, 2007 relating to the offered certificates. The above table does not reflect these exceptions. In addition, prepayments could occur by reason of casualty, condemnation or default.

                                     A-4-7

                                    ANNEX A-5

      CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING COMMUNITY
                           MORTGAGED REAL PROPERTIES

                                     A-5-1

                      LOAN
 LOAN    MORTGAGE     GROUP
NUMBER  LOAN SELLER  NUMBER                      LOAN / PROPERTY NAME
---------------------------------------------------------------------------------

   4      LaSalle       2    Hyde Park Apartment Portfolio
  4.1                   2    5326-5336 South Greenwood Avenue
  4.2                   2    5452-5466 South Ellis Ave., 949-957 E. 54th Pl.
  4.3                   2    5339-5345 South Woodlawn Ave., 1204-1224 E. 54th St.
  4.4                   2    5335-5345 South Kimbark Ave., 1304-1308 E. 54th St.
  4.5                   2    1509-1517 E. 57th St., 5707-5709 South Harper Ave.
  4.6                   2    5201 South Greenwood Avenue
  4.7                   2    5411-5421 South Ellis Avenue
  4.8                   2    5034-56 S. Woodlawn Avenue
  4.9                   2    5300-5308 South Hyde Park Avenue
 4.10                   2    5300-5308 South Greenwood Ave., 1021-1029 E. 53rd
 4.11                   2    5234-5244 South Ingleside, 912-914 E. 53rd
 4.12                   2    1515-1521 East 54th St.
 4.13                   2    5416-5430 South Woodlawn Avenue
 4.14                   2    5301-5307 South Maryland, 839-843 E. 53rd St.
 4.15                   2    5400-5406 South Maryland Ave., 825-827 E. 54th St.
 4.16                   2    5415-5425 South Woodlawn Avenue
 4.17                   2    5320-5326 South Drexel
 4.18                   2    5120 South Hyde Park
 4.19                   2    5355-5361 South Cottage Grove, 804-808 E. 54th St.
 4.20                   2    5400-5408 South Ingleside Ave., 913-915 E. 54th St.
 4.21                   2    5401-5409 South Cottage Grove, 807-811 E. 54th St.
 4.22                   2    5528-5532 South Everett Avenue
 4.23                   2    5237-5245 South Kenwood, 1368-1370 E. 53rd
 4.24                   2    5715-5725 South Kimbark Avenue
 4.25                   2    5350-5358 South Maryland Ave., 812-816 E. 54th St.
 4.26                   2    4850 South Drexel Boulevard
 4.27                   2    5474-5480 South Hyde Park Boulevard
 4.28                   2    5202-5210 South Cornell
 4.29                   2    5118-5120 South Greenwood
 4.30                   2    5401-5405 South Drexel Ave., 909-911 E. 54th St.
 4.31                   2    5218-5220 South Kimbark
 4.32                   2    5487-5491 South Hyde Park Boulevard
 4.33                   2    5335-5337 South Woodlawn Avenue
 4.34                   2    5507-5509 South Hyde Park Boulevard
 4.35                   2    5524-5526 South Everett Avenue
 4.36                   2    5468-5470 South Hyde Park Boulevard
 4.37                   2    5401-5403 South Woodlawn Ave., 1211-1213 E. 54th St.
 4.38                   2    5111 South Kimbark Avenue
 4.39                   2    5336 South Hyde Park Avenue
 4.40                   2    5405-5407 South Woodlawn Avenue
 4.41                   2    5457-5459 South Blackstone Avenue
 4.42                   2    5337 South Hyde Park Avenue
 4.43                   2    5128-5132 South Cornell Avenue
---------------------------------------------------------------------------------
  26      LaSalle       2    Southeast Apartment Portfolio
 26.1                   2    Grove Station Apartments
 26.2                   2    Bradford Grove Apartments
 26.3                   2    Merritt Landing Apartments
 26.4                   2    Hidden Park Apartments
 26.5                   2    Willow Glen Apartments
 26.6                   2    Quail Pointe Apartments
 26.7                   2    Ashley Chase Apartments
---------------------------------------------------------------------------------
  38        CGM         2    Forest Ridge Apartments
  39        PNC         2    Cornerstone Ranch Apartment Homes
  43        CGM         2    Villa D'Este
  53      LaSalle       2    Granada Apartments
  65        CGM         2    Cottonwood Apartments
  78      Capmark       2    Clearwater Village
  83        CGM         2    Hidden Lake Apartments
  84      LaSalle       1    Waterfront Apartments
  104       CGM         2    Bower Hill III Apartments
  117       CGM         2    Beacon Hill and Back Bay Properties

  119     Capmark       2    Nob Hill Apartments
---------------------------------------------------------------------------------
  120     Capmark       2    Cambridge and Windgate
 120.1                       Cambridge Townhomes
 120.2                       Windgate Place Apartments
---------------------------------------------------------------------------------
  134     LaSalle       2    Southwind MHP
  137       CGM         2    North Tower Apartments
  150       CGM         2    Water Song Apartments
  152       CGM         2    The Oaks of McCandless
  160       PNC         2    Main Street Court Apartments #1
  167       CGM         2    The Lakes at Gig Harbor
  171       CGM         1    580 Howard Street
  181     LaSalle       2    Stonefield Village Apartments
  184       PNC         2    Bear Creek Apartments
  186     Capmark       2    Mountain Country
  188     Capmark       2    Pinto Lake Mobile Estates
  206       PNC         2    Delaware Crossing
  220     LaSalle       2    Camelot Court Apartments
  223       PNC         2    Highclere Apartments
  224     LaSalle       2    Forest Village
  233     LaSalle       2    Apple Villa Apartments
---------------------------------------------------------------------------------
  234     LaSalle       2    Bennett Edge Park Village Glen
 234.1                  2    The Bennett
 234.2                  2    Village Glen
 234.3                  2    Edge Park
---------------------------------------------------------------------------------
                             Hoopes Place and Lenox Garden Crossed Portfolio
  245     LaSalle       2    Hoopes Place Apartments
  246     LaSalle       2    Lenox Garden Apartments
---------------------------------------------------------------------------------
  252       PNC         2    Cedar Village Mobile Home Park
  257     LaSalle       2    Woodland West Apartments
  259     LaSalle       2    Treasure ISLE MHP
  263     Capmark       2    Belvedere Apartments
  264     LaSalle       2    Harbor Square Apts
  265     LaSalle       2    51 Estates
  269     LaSalle       2    Dakin Apartments
  275       PNC         2    Careys Estates Mobile Home Park
  278     LaSalle       2    Orange Grove MHP
  286     Capmark       2    Pinons Apartments
  288     LaSalle       2    Lazy Land Manufactured Housing Park
  292     LaSalle       2    Northbrook Moblile Home Community
  297       PNC         2    Longwood Park Apartments
  301     LaSalle       2    Fairview Village MHP
  304     LaSalle       2    Hillview Acres Manufactured Housing Community
  310     LaSalle       2    Beaver Dam MHP
  311     LaSalle       2    River Bluff Apartments
  312     LaSalle       2    Buckbal
  318     LaSalle       2    New Colony

 LOAN
NUMBER                         PROPERTY ADDRESS                             CITY        STATE                ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

   4    Various                                                      Chicago              IL                  Various
  4.1   5326-5336 South Greenwood Avenue                             Chicago              IL                   60615
  4.2   5452-5466 South Ellis Avenue, 949-957 East 54th Street       Chicago              IL                   60615
  4.3   5339-5345 South Woodlawn Avenue, 1204-1224 East 54th Street  Chicago              IL                   60615
  4.4   5335-5345 South Kimbark Avenue, 1304-1308 East 54th Street   Chicago              IL                   60615
  4.5   1509-1517 East 57th Street, 5707-5709 South Harper Avenue    Chicago              IL                   60637
  4.6   5201 South Greenwood Avenue                                  Chicago              IL                   60615
  4.7   5411-5421 South Ellis Avenue                                 Chicago              IL                   60615
  4.8   5034-56 South Woodlawn Avenue                                Chicago              IL                   60615
  4.9   5300-5308 South Hyde Park Avenue                             Chicago              IL                   60615
 4.10   5300-5308 South Greenwood Avenue, 1021-1029 East 53rd Street Chicago              IL                   60615
 4.11   5234-5244 South Ingleside Avenue, 912-914 East 53rd Street   Chicago              IL                   60615
 4.12   1515-1521 East 54th Street                                   Chicago              IL                   60615
 4.13   5416-5430 South Woodlawn Avenue                              Chicago              IL                   60615
 4.14   5301-5307 South Maryland, 839-843 E. 53rd Street             Chicago              IL                   60615
 4.15   5400-5406 South Maryland Avenue, 825-827 East 54th Street    Chicago              IL                   60615
 4.16   5415-5425 South Woodlawn Avenue                              Chicago              IL                   60615
 4.17   5320-5326 South Drexel                                       Chicago              IL                   60615
 4.18   5120 South Hyde Park Boulevard                               Chicago              IL                   60615
 4.19   5355-5361 South Cottage Grove, 804-808 East 54th Street      Chicago              IL                   60615
 4.20   5400-5408 South Ingleside Avenue, 913-915 East 54th Street   Chicago              IL                   60615
 4.21   5401-5409 South Cottage Grove, 807-811 East 54th Street      Chicago              IL                   60615
 4.22   5528-5532 South Everett Avenue                               Chicago              IL                   60637
 4.23   5237-5245 South Kenwood Avenue, 1368-1370 East 53rd Street   Chicago              IL                   60615
 4.24   5715-5725 South Kimbark Avenue                               Chicago              IL                   60637
 4.25   5350-5358 South Maryland Avenue, 812-816 East 54th Street    Chicago              IL                   60615
 4.26   4850 South Drexel Boulevard                                  Chicago              IL                   60615
 4.27   5474-5480 South Hyde Park Boulevard                          Chicago              IL                   60615
 4.28   5202-5210 South Cornell Avenue                               Chicago              IL                   60615
 4.29   5118-5120 South Greenwood Avenue                             Chicago              IL                   60615
 4.30   5401-5405 South Drexel Avenue, 909-911 East 54th Street      Chicago              IL                   60615
 4.31   5218-5220 South Kimbark Avenue                               Chicago              IL                   60615
 4.32   5487-5491 South Hyde Park Boulevard                          Chicago              IL                   60615
 4.33   5335-5337 South Woodlawn Avenue                              Chicago              IL                   60615
 4.34   5507-5509 South Hyde Park Boulevard                          Chicago              IL                   60637
 4.35   5524-5526 South Everett Avenue                               Chicago              IL                   60637
 4.36   5468-5470 South Hyde Park Boulevard                          Chicago              IL                   60615
 4.37   5401-5403 South Woodlawn Avenue, 1211-1213 East 54th Street  Chicago              IL                   60615
 4.38   5111 South Kimbark Avenue                                    Chicago              IL                   60615
 4.39   5336 South Hyde Park Avenue                                  Chicago              IL                   60615
 4.40   5405-5407 South Woodlawn Avenue                              Chicago              IL                   60615
 4.41   5457-5459 South Blackstone Avenue                            Chicago              IL                   60615
 4.42   5337 South Hyde Park Avenue                                  Chicago              IL                   60615
 4.43   5128-5132 South Cornell Avenue                               Chicago              IL                   60615
-----------------------------------------------------------------------------------------------------------------------------------
  26    Various                                                      Various           Various                Various
 26.1   1 Lakeside Road                                              Greenville           SC                   29611
 26.2   2096 East Main Street                                        Spartanburg          SC                   29307
 26.3   5700 Altama Avenue                                           Brunswick            GA                   31525
 26.4   320 Spruce Street                                            Spartanburg          SC                   29303
 26.5   211 Garden Way                                               Rock Hill            SC                   29732
 26.6   460 East Blackstock Road                                     Spartanburg          SC                   29301
 26.7   1199 Lafayette Boulevard                                     Sumter               SC                   29150
-----------------------------------------------------------------------------------------------------------------------------------
  38    2508 Forest Point Drive                                      Arlington            TX                   76006
  39    2002 South Mason Road                                        Katy                 TX                   77450
  43    5536 Lindley Avenue                                          Encino               CA                   91316
  53    1717 Kuntz Road                                              Erie                 PA                   16509
  65    4705 South 900 East                                          Salt Lake City       UT                   84117
  78    298 Manalapan Road                                           Spotswood            NJ                   08884
  83    1941 Hidden Lake Drive                                       Stow                 OH                   44224
  84    11459 North 28th Drive                                       Phoenix              AZ                   85029
  104   1170 Bower Hill Road                                         Pittsburgh           PA                   15243
  117   9 Grove Street, 12 Hancock Street, 13 Anderson Street,       Boston               MA    02114; 02116 (265 Clarendon Street)
        14 South Russell Street, 20 Philips Street, 37 South
        Russell Street, 47 West Cedar Street, 77 Philips Street,
        265 Clarendon Street
  119   834 Golden Gate Lane                                         Birmingham           AL                   35209
-----------------------------------------------------------------------------------------------------------------------------------
  120   Various                                                      Charlotte            NC                  Various
 120.1  1510 Green Oaks Lane                                         Charlotte            NC                   28205
 120.2  220 Branchview Drive                                         Charlotte            NC                   28217
-----------------------------------------------------------------------------------------------------------------------------------
  134   795 County Road 1                                            Palm Harbor          FL                   34683
  137   7440 Sepulveda Boulevard                                     Van Nuys             CA                   91405
  150   11770 Westheimer Road                                        Houston              TX                   77077
  152   1050 Nineteen North Drive                                    Pittsburgh           PA                   15237
  160   221 E Main Street                                            Newark               DE                   19711
  167   4420 146th Street Northwest                                  Gig Harbor           WA                   98332
  171   580 Howard Street                                            San Francisco        CA                   94105
  181   3621-79 West College Avenue & 6311-77 South 35th Street      Franklin             WI                   53132
  184   605 Del Paso Street                                          Euless               TX                   76040
  186   115 South Academy Boulevard                                  Colorado Springs     CO                   80910
  188   789 Green Valley Road                                        Watsonville          CA                   95076
  206   1800 Brentwood Lane                                          Independence         KY                   41051
  220   120 LaSalle Avenue                                           Buffalo              NY                   14217
  223   105 Landmark Drive                                           Council Bluffs       IA                   51503
  224   1325 North Forest Road                                       Amherst              NY                   14221
  233   1705 Blountville Boulevard                                   Blountville          TN                   37617
-----------------------------------------------------------------------------------------------------------------------------------
  234   Various                                                      Various              NY                  Various
 234.1  20 East Morris Avenue                                        Buffalo              NY                   14214
 234.2  615-625 Cayuga Street & 255 South Seventh Street             Lewiston             NY                   14092
 234.3  1016 Amherst Street                                          Buffalo              NY                   14216
-----------------------------------------------------------------------------------------------------------------------------------

  245   22 Hoopes Road                                               Newport News         VA                   23602
  246   400 Warwick Avenue                                           Norfolk              VA                   23503
-----------------------------------------------------------------------------------------------------------------------------------
  252   132 Amelia Drive                                             Lincoln              DE                   19960
  257   2601 Lynnwood Drive                                          Arlington            TX                   76013
  259   141 Royal Palm Circle                                        Port Orange          FL                   32127
  263   2625 Belvedere Drive                                         Jackson              MS                   39212
  264   910 Lincoln Street                                           Portsmouth           VA                   23704
  265   Route 51 & L.R. 288                                          Elizabeth            PA                   15037
  269   917 West Dakin Street                                        Chicago              IL                   60613
  275   Carey's Camp Road                                            Millsboro            DE                   19966
  278   2615 Cortez Road West                                        Bradenton            FL                   34207
  286   3606 Airport Road                                            Colorado Springs     CO                   80910
  288   2615 Southwest 25th Street                                   Fort Lauderdale      FL                   33317
  292   5350 Louisville Road                                         Bowling Green        KY                   42101
  297   5460 Dorr Street                                             Toledo               OH                   43615
  301   1430 Torun Road                                              Stevens Point        WI                   54481
  304   1229 Old Dickerson Road                                      Goodlettsville       TN                   37072
  310   Kings Crossroads Road                                        Greenville           NC                   27834
  311   320 Western Avenue                                           Fergus Falls         MN                   56537
  312   3055-3109 North Meridian Street                              Indianapolis         IN                   46208
  318   3101 Homestead Duquesne Road                                 West Mifflin         PA                   15122

 LOAN
NUMBER  COUNTY                 PROPERTY TYPE     DETAILED PROPERTY TYPE  ELEVATOR(S) (YES/NO)     UTILITIES TENANT PAYS
--------------------------------------------------------------------------------------------------------------------------

   4    Cook               Multifamily           Conventional
  4.1   Cook               Multifamily           Conventional                      0           Gas
  4.2   Cook               Multifamily           Conventional                      0           Gas
  4.3   Cook               Multifamily           Conventional                      0           Gas
  4.4   Cook               Multifamily           Conventional                      0           Gas
  4.5   Cook               Multifamily           Conventional                      0           Gas
  4.6   Cook               Multifamily           Conventional                      0           Gas
  4.7   Cook               Multifamily           Conventional                      0           Gas
  4.8   Cook               Multifamily           Conventional                      0           Gas
  4.9   Cook               Multifamily           Conventional                      0           Gas
 4.10   Cook               Multifamily           Conventional                      0           Gas
 4.11   Cook               Multifamily           Conventional                      0           Gas
 4.12   Cook               Multifamily           Conventional                      0           Gas
 4.13   Cook               Multifamily           Conventional                      0           Gas
 4.14   Cook               Multifamily           Conventional                      0           Gas
 4.15   Cook               Multifamily           Conventional                      0           Gas
 4.16   Cook               Multifamily           Conventional                      0           Gas
 4.17   Cook               Multifamily           Conventional                      0           Gas
 4.18   Cook               Multifamily           Conventional                      0           Gas
 4.19   Cook               Multifamily           Conventional                      0           Gas
 4.20   Cook               Multifamily           Conventional                      0           Gas
 4.21   Cook               Multifamily           Conventional                      0           Gas
 4.22   Cook               Multifamily           Conventional                      0           Gas
 4.23   Cook               Multifamily           Conventional                      0           Gas
 4.24   Cook               Multifamily           Conventional                      0           Gas
 4.25   Cook               Multifamily           Conventional                      0           Gas
 4.26   Cook               Multifamily           Conventional                      2           Gas
 4.27   Cook               Multifamily           Conventional                      0           Gas
 4.28   Cook               Multifamily           Conventional                      0           Gas
 4.29   Cook               Multifamily           Conventional                      0           Gas
 4.30   Cook               Multifamily           Conventional                      0           Gas
 4.31   Cook               Multifamily           Conventional                      0           Gas
 4.32   Cook               Multifamily           Conventional                      0           Gas
 4.33   Cook               Multifamily           Conventional                      0           Gas
 4.34   Cook               Multifamily           Conventional                      0           Gas
 4.35   Cook               Multifamily           Conventional                      0           Gas
 4.36   Cook               Multifamily           Conventional                      0           Gas
 4.37   Cook               Multifamily           Conventional                      0           Gas
 4.38   Cook               Multifamily           Conventional                      0           Gas
 4.39   Cook               Multifamily           Conventional                      0           Gas
 4.40   Cook               Multifamily           Conventional                      0           Gas
 4.41   Cook               Multifamily           Conventional                      0           Gas
 4.42   Cook               Multifamily           Conventional                      1           Gas
 4.43   Cook               Multifamily           Conventional                      0           Gas
--------------------------------------------------------------------------------------------------------------------------
  26    Various            Multifamily           Conventional
 26.1   Greenville         Multifamily           Conventional                      0           None
 26.2   Spartanburg        Multifamily           Conventional                      0           None
 26.3   Glynn              Multifamily           Conventional                      0           Electric, Water
 26.4   Spartanburg        Multifamily           Conventional                      0           Water, Sewer
 26.5   York               Multifamily           Conventional                      0           Electric, Gas, Sewer, Water
 26.6   Spartanburg        Multifamily           Conventional                      0           Gas
 26.7   Sumter             Multifamily           Conventional                      0           Sewer, Water
--------------------------------------------------------------------------------------------------------------------------
  38    Tarrant            Multifamily           Conventional                      0           Electric
  39    Harris             Multifamily           Conventional                      0           Electric, Water, Gas
  43    Los Angeles        Multifamily           Conventional                      3           Electric, Gas
  53    Erie               Multifamily           Conventional                      0           None
  65    Salt Lake          Multifamily           Conventional                      0           Electric, Water, Sewer
  78    Middlesex          Manufactured Housing  Manufactured Housing             NAP          NAP
  83    Summit             Multifamily           Conventional                      0           Electric, Gas, Water
  84    Maricopa           Multifamily           Conventional                      0           Electric, Water
  104   Allegheny          Multifamily           Conventional                      2           Electric
  117   Suffolk            Multifamily           Conventional                      0           Electric

  119   Jefferson          Multifamily           Conventional                      0           Electric, Sewer, Gas, Water
--------------------------------------------------------------------------------------------------------------------------
  120   Mecklenberg        Multifamily           Conventional
 120.1  Mecklenberg        Multifamily           Conventional                      0           Electric
 120.2  Mecklenburg        Multifamily           Conventional                      0           Electric, Gas
--------------------------------------------------------------------------------------------------------------------------
  134   Pinellas           Manufactured Housing  Manufactured Housing             NAP          NAP
  137   Los Angeles        Multifamily           Conventional                      2           Electric
  150   Harris             Multifamily           Conventional                      0           Electric, Gas, Sewer, Water
  152   Allegheny          Multifamily           Conventional                      0           Electric, Gas
  160   New Castle         Multifamily           Student Housing                   0           Electric, Gas
  167   Pierce             Manufactured Housing  Manufactured Housing             NAP          NAP
  171   San Francisco      Multifamily           Live/Work                         1           Electric
  181   Milwaukee          Multifamily           Conventional                      0           Electric
  184   Tarrant            Multifamily           Conventional                      0           Electric, Water, Sewer
  186   El Paso            Multifamily           Conventional                      0           Electric, Gas, Sewer, Water
  188   Santa Cruz         Manufactured Housing  Manufactured Housing             NAP          NAP
  206   Kenton             Multifamily           Conventional                      0           Electric, Gas
  220   Erie               Multifamily           Conventional                      0           Electric, Sewer, Water
  223   Pottawattamie      Multifamily           Conventional                      0           Electric, Gas
  224   Erie               Multifamily           Conventional                      0           Electric
  233   Sullivan           Multifamily           Conventional                      0           Electric, Water
--------------------------------------------------------------------------------------------------------------------------
  234   Various            Multifamily           Conventional
 234.1  Erie               Multifamily           Conventional                      0           Electric
 234.2  Niagara            Multifamily           Conventional                      0           Electric
 234.3  Erie               Multifamily           Conventional                      1           None
--------------------------------------------------------------------------------------------------------------------------

  245   Newport News City  Multifamily           Conventional                      0           Electric, Gas
  246   Norfolk City       Multifamily           Conventional                      0           Electric, Gas
--------------------------------------------------------------------------------------------------------------------------
  252   Sussex             Manufactured Housing  Manufactured Housing             NAP          NAP
  257   Tarrant            Multifamily           Conventional                      0           Electric
  259   Volusia            Manufactured Housing  Manufactured Housing             NAP          NAP
  263   Hinds              Multifamily           Conventional                      0           None
  264   Portsmouth City    Multifamily           Conventional                      0           None
  265   Allegheny          Manufactured Housing  Manufactured Housing             NAP          NAP
  269   Cook               Multifamily           Conventional                      1           Electric, Gas
  275   Sussex             Manufactured Housing  Manufactured Housing             NAP          NAP
  278   Manatee            Manufactured Housing  Manufactured Housing             NAP          NAP
  286   El Paso            Multifamily           Conventional                      0           Electric, Gas, Sewer, Water
  288   Broward            Manufactured Housing  Manufactured Housing             NAP          NAP
  292   Warren             Manufactured Housing  Manufactured Housing             NAP          NAP
  297   Lucas              Multifamily           Conventional                      0           NAP
  301   Portage            Manufactured Housing  Manufactured Housing             NAP          NAP
  304   Davidson           Manufactured Housing  Manufactured Housing             NAP          NAP
  310   Pitt               Manufactured Housing  Manufactured Housing             NAP          NAP
  311   Otter Tail         Multifamily           Conventional                      0           Electric, Water
  312   Marion             Multifamily           Conventional                      0           Electric, Gas
  318   Allegheny          Manufactured Housing  Manufactured Housing             NAP          NAP

                                                                            # OF 4 OR
 LOAN                                                                        MORE BED  AVERAGE RENTAL  AVERAGE RENTAL
NUMBER  # OF STUDIOS  # OF 1 BED ROOMS  # OF 2 BED ROOMS  # OF 3 BED ROOMS    ROOMS      RATE STUDIO     RATE 1 BR
---------------------------------------------------------------------------------------------------------------------

   4
  4.1        NAP              6                 31              NAP             6           NAP              710
  4.2        NAP              6                 10              15             NAP          NAP              710
  4.3        NAP             NAP                 3              21              1           NAP              NAP
  4.4        NAP             NAP                12               4              9           NAP              NAP
  4.5        NAP             NAP                 2              15              5           NAP              NAP
  4.6        NAP              4                 18               1              1           NAP              710
  4.7        NAP             NAP                24               7             NAP          NAP              NAP
  4.8        NAP              25                20              NAP            NAP          NAP              710
  4.9         6               14                18              NAP            NAP          506              710
 4.10        NAP             NAP                12              13             NAP          NAP              NAP
 4.11        NAP             NAP                13               9             NAP          NAP              NAP
 4.12        NAP             NAP                 4               8              4           NAP              NAP
 4.13         1               31                 6              NAP            NAP          506              710
 4.14        NAP             NAP                15               6             NAP          NAP              NAP
 4.15        NAP             NAP                 6              12             NAP          NAP              NAP
 4.16         6               23                 9              NAP            NAP          506              710
 4.17         6               18                 1               6             NAP          506              710
 4.18        29               3                  8              NAP            NAP          506              710
 4.19        NAP              3                 12               6             NAP          NAP              710
 4.20        NAP             NAP                12               7             NAP          NAP              NAP
 4.21        NAP             NAP                18               3             NAP          NAP              NAP
 4.22        11               21                 3              NAP            NAP          506              710
 4.23        NAP             NAP                 2               9              5           NAP              NAP
 4.24        NAP              6                  9               3              1           NAP              710
 4.25        NAP              3                 18              NAP            NAP          NAP              710
 4.26         6               34                 1              NAP            NAP          506              710
 4.27         1               25                 3              NAP            NAP          506              710
 4.28         8               18                 1              NAP            NAP          506              710
 4.29        NAP             NAP                NAP             NAP             6           NAP              NAP
 4.30        NAP             NAP                12              NAP             1           NAP              NAP
 4.31        NAP             NAP                NAP             NAP             6           NAP              NAP
 4.32        NAP             NAP                NAP             NAP             6           NAP              NAP
 4.33        NAP             NAP                NAP             NAP             6           NAP              NAP
 4.34        NAP             NAP                NAP             NAP             6           NAP              NAP
 4.35        NAP             NAP                NAP             NAP             6           NAP              NAP
 4.36        NAP             NAP                NAP             NAP             6           NAP              NAP
 4.37        NAP             NAP                NAP              9              3           NAP              NAP
 4.38        NAP             NAP                12              NAP            NAP          NAP              NAP
 4.39        11               8                 NAP             NAP            NAP          506              710
 4.40         6               12                NAP             NAP            NAP          506              710
 4.41         6               12                NAP             NAP            NAP          506              710
 4.42         3               12                 8              NAP            NAP          668              869
 4.43        NAP              6                  3              NAP            NAP          NAP              710
---------------------------------------------------------------------------------------------------------------------
  26
 26.1        26               17                152             96             17           429              446
 26.2        NAP              48                112             40             NAP          NAP              440
 26.3        NAP              21                77              20             10           NAP              450
 26.4        NAP              24                60              16             NAP          NAP              450
 26.5        24               24                40               8             NAP          429              465
 26.6        NAP              15                60              20              5           NAP              422
 26.7        NAP              16                48              36             NAP          NAP              415
---------------------------------------------------------------------------------------------------------------------
  38         NAP             348                312             NAP            NAP          NAP              537
  39         NAP             184                144             24             NAP          NAP              792
  43          3               19                107             NAP            NAP          250             1,582
  53         NAP             582                135             NAP            NAP          NAP              405
  65         NAP              88                168              8             NAP          NAP              596
  78         NAP             NAP                NAP             NAP            NAP          NAP              NAP
  83         NAP             129                129             NAP            NAP          NAP              684
  84         NAP             216                72              NAP            NAP          NAP              573
  104        NAP              27                92              17             NAP          NAP              799
  117        18               29                12               6             NAP         1,091            1,418

  119        NAP              91                116             25             NAP          NAP              456
---------------------------------------------------------------------------------------------------------------------
  120
 120.1       NAP              22                100             22             NAP          NAP              570
 120.2       NAP             102                94              NAP            NAP          NAP              473
---------------------------------------------------------------------------------------------------------------------
  134        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  137        NAP              73                15              NAP            NAP          NAP             1,219
  150        NAP             204                68              NAP            NAP          NAP              516
  152        NAP              68                88              30             NAP          NAP              660
  160         1               1                 46              NAP            NAP          600              650
  167        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  171        NAP              12                 2              NAP            NAP          NAP             3,405
  181        NAP              48                80              NAP            NAP          NAP              570
  184        NAP              99                117             19             NAP          NAP              465
  186        NAP              5                 145             NAP            NAP          NAP              505
  188        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  206        NAP              40                48               8             NAP          NAP              638
  220        NAP              80                64              NAP            NAP          NAP              470
  223        NAP              24                72               1             NAP          NAP              723
  224        NAP             NAP                49              12             NAP          NAP              NAP
  233        NAP              20                89              NAP            NAP          NAP              395
---------------------------------------------------------------------------------------------------------------------
  234
 234.1       NAP              24                25              NAP            NAP          NAP              610
 234.2       NAP             NAP                31              NAP            NAP          NAP              NAP
 234.3        6               16                11              NAP            NAP          550              630
---------------------------------------------------------------------------------------------------------------------

  245        NAP              30                31              NAP            NAP          NAP              514
  246        NAP              37                11              NAP            NAP          NAP              448
---------------------------------------------------------------------------------------------------------------------
  252        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  257         3               48                108             28             NAP          435              500
  259        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  263        NAP              72                51              12             NAP          NAP              418
  264        NAP             NAP                96              NAP            NAP          NAP              NAP
  265        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  269        17               3                 16              NAP            NAP          716              875
  275        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  278        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  286         7               52                34              NAP            NAP          344              404
  288        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  292        NAP              4                  2              NAP            NAP          NAP              360
  297         4               84                12              NAP            NAP          372              395
  301        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  304        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  310        NAP             NAP                NAP             NAP            NAP          NAP              NAP
  311        NAP              5                 16               8             NAP          NAP              573
  312        20               18                48              NAP             2           499              637
  318        NAP             NAP                NAP             NAP            NAP          NAP              NAP

 LOAN   AVERAGE RENTAL  AVERAGE RENTAL  AVERAGE RENTAL   MAX RENTAL  MAX RENTAL  MAX RENTAL  MAX RENTAL  MAX RENTAL   LOAN
NUMBER    RATE 2 BR       RATE 3 BR        RATE 4+ BR   RATE STUDIO  RATE 1 BR   RATE 2 BR   RATE 3 BR   RATE 4+ BR  NUMBER
---------------------------------------------------------------------------------------------------------------------------

   4                                                                                                                    4
  4.1         942             NAP            1,677          NAP        1,015        2,100        NAP       2,475       4.1
  4.2         942            1,273            NAP           NAP        1,015        2,100       1,900       NAP        4.2
  4.3         942            1,273           1,773          NAP         NAP         2,100       1,900      2,475       4.3
  4.4         942            1,273           1,677          NAP         NAP         2,100       1,900      2,475       4.4
  4.5         942            1,273           1,677          NAP         NAP         2,100       1,900      2,475       4.5
  4.6         942            1,273           1,677          NAP        1,015        2,100       1,900      2,475       4.6
  4.7         942            1,273            NAP           NAP         NAP         2,100       1,900       NAP        4.7
  4.8         942             NAP             NAP           NAP        1,015        2,100        NAP        NAP        4.8
  4.9         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.9
 4.10         942            1,273            NAP           NAP         NAP         2,100       1,900       NAP        4.10
 4.11         942            1,273            NAP           NAP         NAP         2,100       1,900       NAP        4.11
 4.12         942            1,273           1,701          NAP         NAP         2,100       1,900      2,475       4.12
 4.13         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.13
 4.14         942            1,273            NAP           NAP         NAP         2,100       1,900       NAP        4.14
 4.15         942            1,273            NAP           NAP         NAP         2,100       1,900       NAP        4.15
 4.16         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.16
 4.17         942            1,273            NAP           750        1,015        2,100       1,900       NAP        4.17
 4.18         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.18
 4.19         942            1,273            NAP           NAP        1,015        2,100       1,900       NAP        4.19
 4.20         942            1,273            NAP           NAP         NAP         2,100       1,900       NAP        4.20
 4.21         942            1,273            NAP           NAP         NAP         2,100       1,900       NAP        4.21
 4.22         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.22
 4.23         942            1,273           1,677          NAP         NAP         2,100       1,900      2,475       4.23
 4.24         942            1,273           1,773          NAP        1,015        2,100       1,900      2,475       4.24
 4.25         942             NAP             NAP           NAP        1,015        2,100        NAP        NAP        4.25
 4.26         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.26
 4.27         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.27
 4.28         942             NAP             NAP           750        1,015        2,100        NAP        NAP        4.28
 4.29         NAP             NAP            1,773          NAP         NAP          NAP         NAP       2,475       4.29
 4.30         942             NAP            1,773          NAP         NAP         2,100        NAP       2,475       4.30
 4.31         NAP             NAP            1,773          NAP         NAP          NAP         NAP       2,475       4.31
 4.32         NAP             NAP            1,741          NAP         NAP          NAP         NAP       2,475       4.32
 4.33         NAP             NAP            1,677          NAP         NAP          NAP         NAP       2,475       4.33
 4.34         NAP             NAP            1,709          NAP         NAP          NAP         NAP       2,475       4.34
 4.35         NAP             NAP            1,709          NAP         NAP          NAP         NAP       2,475       4.35
 4.36         NAP             NAP            1,693          NAP         NAP          NAP         NAP       2,475       4.36
 4.37         NAP            1,138           1,677          NAP         NAP          NAP        1,210      2,475       4.37
 4.38         942             NAP             NAP           NAP         NAP         2,100        NAP        NAP        4.38
 4.39         NAP             NAP             NAP           750        1,015         NAP         NAP        NAP        4.39
 4.40         NAP             NAP             NAP           750        1,015         NAP         NAP        NAP        4.40
 4.41         NAP             NAP             NAP           750        1,015         NAP         NAP        NAP        4.41
 4.42        1,108            NAP             NAP           750        1,025        1,350        NAP        NAP        4.42
 4.43         942             NAP             NAP           NAP        1,015        2,100        NAP        NAP        4.43
---------------------------------------------------------------------------------------------------------------------------
  26                                                                                                                    26
 26.1         443             571             602           429         446          443         581        602        26.1
 26.2         510             617             NAP           NAP         440          510         617        NAP        26.2
 26.3         498             590             623           NAP         450          498         590        623        26.3
 26.4         513             583             NAP           NAP         450          513         583        NAP        26.4
 26.5         535             605             NAP           429         465          535         605        NAP        26.5
 26.6         488             607             635           NAP         422          488         607        635        26.6
 26.7         442             482             NAP           NAP         415          442         482        NAP        26.7
---------------------------------------------------------------------------------------------------------------------------
  38          687             NAP             NAP           NAP         771         1,007        NAP        NAP         38
  39         1,012           1,450            NAP           NAP         NAP          NAP         NAP        NAP         39
  43         2,143            NAP             NAP           250        1,880        2,690        NAP        NAP         43
  53          546             NAP             NAP           NAP         425          630         NAP        NAP         53
  65          723             979             NAP           NAP         650          780         985        NAP         65
  78          NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP         78
  83          792             NAP             NAP           NAP         850          985         NAP        NAP         83
  84          693             NAP             NAP           NAP         730          845         NAP        NAP         84
  104        1,132           1,350            NAP           NAP         799         1,350       1,425       NAP        104
  117        2,009           2,779            NAP          1,300       1,995        2,299       3,100       NAP        117

  119         542             700             NAP           NAP         530          685         735        NAP        119
---------------------------------------------------------------------------------------------------------------------------
  120                                                                                                                  120
 120.1        654             732             NAP           NAP         570          653         727        NAP       120.1
 120.2        559             NAP             NAP           NAP         500          575         NAP        NAP       120.2
---------------------------------------------------------------------------------------------------------------------------
  134         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        134
  137        1,529            NAP             NAP           NAP        1,750        1,700        NAP        NAP        137
  150         711             NAP             NAP           NAP         778          923         NAP        NAP        150
  152         796            1,084            NAP           NAP         686         1,006       1,107       NAP        152
  160        1,305            NAP             NAP           600         650         1,450        NAP        NAP        160
  167         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        167
  171        5,955            NAP             NAP           NAP        4,219        6,254        NAP        NAP        171
  181         680             NAP             NAP           NAP         580          690         NAP        NAP        181
  184         586             772             NAP           NAP         475          649         772        NAP        184
  186         540             NAP             NAP           NAP         493          539         NAP        NAP        186
  188         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        188
  206         807             950             NAP           NAP         709          970        1,114       NAP        206
  220         590             NAP             NAP           NAP         475          595         NAP        NAP        220
  223         817            1,500            NAP           NAP         725          825        1,500       NAP        223
  224         805            1,088            NAP           NAP         NAP          895        1,175       NAP        224
  233         556             NAP             NAP           NAP         395          625         NAP        NAP        233
---------------------------------------------------------------------------------------------------------------------------
  234                                                                                                                  234
 234.1        715             NAP             NAP           NAP         625          740         NAP        NAP       234.1
 234.2        678             NAP             NAP           NAP         NAP          700         NAP        NAP       234.2
 234.3        725             NAP             NAP           585         650          740         NAP        NAP       234.3
---------------------------------------------------------------------------------------------------------------------------

  245         505             NAP             NAP           NAP         555          585         NAP        NAP        245
  246         550             NAP             NAP           NAP         450          550         NAP        NAP        246
---------------------------------------------------------------------------------------------------------------------------
  252         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        252
  257         636             758             NAP           435         525          695         795        NAP        257
  259         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        259
  263         513             660             NAP           NAP         450          550         810        NAP        263
  264         547             NAP             NAP           NAP         NAP          575         NAP        NAP        264
  265         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        265
  269        1,177            NAP             NAP           760         900         1,250        NAP        NAP        269
  275         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        275
  278         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        278
  286         515             NAP             NAP           345         418          514         NAP        NAP        286
  288         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        288
  292         493             NAP             NAP           NAP         425          500         NAP        NAP        292
  297         460             NAP             NAP           379         434          479         NAP        NAP        297
  301         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        301
  304         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        304
  310         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        310
  311         692             804             NAP           NAP         598          802         827        NAP        311
  312         901             NAP            1,100          619         799         1,055        NAP       1,100       312
  318         NAP             NAP             NAP           NAP         NAP          NAP         NAP        NAP        318

                                     ANNEX B

DESCRIPTION OF TEN LARGEST MORTGAGE LOANS AND/OR GROUPS OF CROSS-COLLATERALIZED
                                 MORTGAGE LOANS

                      [THIS PAGE ITENTIONALLY LEFT BLANK.]

TEN LARGEST LOANS BY CUT-OFF DATE PRINCIPAL BALANCE

                                          LOAN     LOAN     PROPERTY
          LOAN NAME / PROPERTY NAME      SELLER   GROUP       TYPE           CITY        STATE
-----------------------------------------------------------------------------------------------

   1)   DDR Southeast Pool              LaSalle    1         Retail        Various      Various
   2)   CGM AmeriCold Portfolio           CGM      1       Industrial      Various      Various
   3)   Greensboro Corporate Center       CGM      1         Office         McLean         VA
   4)   Hyde Park Apartment Portfolio   LaSalle    2      Multifamily      Chicago         IL
   5)   Wachovia Capitol Center         LaSalle    1         Office        Raleigh         NC
   6)   Ala Moana Portfolio             LaSalle    1        Various        Honolulu        HI
   7)   Moreno Valley Mall                CGM      1         Retail     Moreno Valley      CA
   8)   3535 Market Street                CGM      1         Office      Philadelphia      PA
   9)   Courtyard by Marriott --
        Pasadena                        Capmark    1      Hospitality      Pasadena        CA
  10)   Columbia Park                   Capmark    1         Retail      North Bergen      NJ
        TOTAL/WTD. AVG.

                           CUT-OFF
                            DATE         % OF                                                            CUT-OFF
             CUT-OFF      PRINCIPAL    INITIAL                                                            DATE
              DATE         BALANCE    MORTGAGE   % OF INITIAL   % OF INITIAL      STATED                LOAN-TO-
           PRINCIPAL         PER        POOL      LOAN GROUP     LOAN GROUP     REMAINING    U/W NCF     VALUE
            BALANCE      SF/UNIT(1)    BALANCE    1 BALANCE       2 BALANCE     TERM (MO.)    DSCR(1)    RATIO(1)
------------------------------------------------------------------------------------------------------------------

   1)   $  442,500,000    $    121       9.3%       10.4%             --           120         1.49x      63.39%
   2)      145,000,000    $     77       3.0         3.4              --            78         1.83       77.92
   3)      130,000,000         296       2.7         3.0              --           119         1.10       67.71
   4)      123,150,000     129,495       2.6          --            25.2%          117         1.61       78.43
   5)      120,300,000         215       2.5         2.8              --           115         1.35       77.61
   6)      100,000,000         603       2.1         2.3              --            50         1.81       51.51
   7)       88,000,000         186       1.8         2.1              --            74         1.31       74.58
   8)       85,000,000         195       1.8         2.0              --            83         1.24       73.91
   9)
            75,000,000     238,854       1.6         1.8              --           117         1.45       80.04
  10)       71,000,000         256       1.5         1.7              --           118         1.55       76.34
        --------------                  ----
        $1,379,950,000                  29.0%                                      104         1.49X      69.98%

(1)  The DDR Southeast Pool Loan, CGM AmeriCold Portfolio Loan, Greensboro
     Corporate Center Loan and Ala Moana Portfolio Loan are each part of a loan combination evidenced by two (2) or more promissory notes which are entitled to loan payments on a senior/subordinate basis, a pari passu basis or some combination thereof and as to which the other promissory note(s)
     will not be included in the trust. With respect to each of these loan combinations, the Cut-off Date Principal Balance per SF/Unit/Room, the
     Cut-off Date Loan-to-Value Ratio and the UW NCF DSCR were calculated based upon the senior indebtedness of the loan combination and does not reflect the related subordinate non-trust loans. In the case of the DDR Southeast
     Pool Loan, CGM AmeriCold Portfolio Loan, and Ala Moana Portfolio Loan, the
     Cut-off Date Principal Balance per SF/Unit/Room, the Cut-off Date
     Loan-to-Value Ratio and the UW NCF DSCR also takes into account each non-trust loan in the related loan combination that is pari passu in right of payment with the mortgage loan included in the trust. With respect to the Greensboro Corporate Center Loan, the Cut-off Date Principal Balance
     per SF/Unit/Room, the Cut-off Date Loan-to-Value Ratio and the UW NCF DSCR
     were calculated based upon the senior portion and do not reflect the subordinate non-trust portion.

SPLIT LOAN STRUCTURES

                                                                    % OF INITIAL
                                      CUT-OFF DATE   % OF INITIAL    LOAN GROUP
                               LOAN     PRINCIPAL      MORTGAGE         NO. 1
LOAN NAME                     GROUP      BALANCE     POOL BALANCE     BALANCE
--------------------------------------------------------------------------------

DDR Southeast Pool              1     $442,500,000        9.3%          10.4%
CGM AmeriCold Portfolio         1      145,000,000        3.0            3.4
Greensboro Corporate Center     1      130,000,000        2.7            3.0
Ala Moana Portfolio             1      100,000,000        2.1            2.3
600 West Chicago                1       66,250,000        1.4            1.6
Bear Creek Apartments           2        6,345,689        0.1             --

                                              RELATED PARI       RELATED
                                              PASSU/SENIOR    SUBORDINATE
                                               NON-TRUST       NON-TRUST
                                                 LOANS           LOANS
                              % OF INITIAL     AGGREGATE       AGGREGATE     CONTROLLING
                               LOAN GROUP       ORIGINAL       ORIGINAL      POOLING &
                                  NO. 2         PRINCIPAL       PRINCIPAL     SERVICING
LOAN NAME                        BALANCE         BALANCE         BALANCE      AGREEMENT
-----------------------------------------------------------------------------------------

DDR Southeast Pool                 --        $  442,500,000           NAP   CGCMT 2007-C6
CGM AmeriCold Portfolio            --           180,000,000           NAP     CD 2007-CD4
Greensboro Corporate Center        --                   NAP    10,000,000   CGCMT 2007-C6
Ala Moana Portfolio                --         1,100,000,000   300,000,000     CD 2006-CD3
600 West Chicago                   --           198,750,000           NAP   CGCMT 2007-C6
Bear Creek Apartments             1.3%                  NAP       405,000   CGCMT 2007-C6

                                      B-1

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                                      B-2

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
-------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      B-3

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                                            LaSalle
CUT-OFF DATE PRINCIPAL BALANCE(1)                                          $442,500,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                        9.3%
NUMBER OF MORTGAGE LOANS                                                              1
LOAN PURPOSE                                                                Acquisition
SPONSOR                                       Developers Diversified Realty Corporation
OWNERSHIP INTEREST                                                           Fee Simple
MORTGAGE RATE                                                                   5.6000%
MATURITY DATE                                                              July 5, 2017
AMORTIZATION TYPE                                                         Interest Only
ORIGINAL TERM / AMORTIZATION TERM                                     120/Interest Only
REMAINING TERM / REMAINING
   AMORTIZATION TERM                                                  120/Interest Only
LOCKBOX                                                                            None
UP-FRONT RESERVES
   TAX / INSURANCE                                                              No / No
ONGOING MONTHLY RESERVES
TAX / INSURANCE(2)                                                            Springing
REPLACEMENT(3)                                                                Springing
ADDITIONAL FINANCING(4)                                                             Yes

                                                                     DDR SOUTHEAST POOL
                                                                       LOAN COMBINATION
                                                                       ----------------
CUT-OFF DATE PRINCIPAL BALANCE                                             $885,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                               $121(5)
CUT-OFF DATE LTV RATIO                                                        63.39%(5)
MATURITY DATE LTV RATIO                                                       63.39%(5)
UW NCF DSCR                                                                   1.49x (5)

(1)  The total loan amount for the DDR Southeast Pool Properties was
     $885,000,000 (the "DDR Southeast Pool Loan Combination"), evidenced by three pari passu notes. One $442,500,000 pari passu note ("the DDR
     Southeast Pool Loan") is included in the trust fund. The remaining two pari passu notes, each in the amount of $221,250,000 (the "DDR Southeast Pool
     Pari Passu Non-Trust Loans") are not included in the trust fund. One of the
     $221,250,000 pari passu notes was included in the WBCMT 2007-C32 transaction.

(2)  Ongoing monthly deposits of one-twelfth of the amount of annual real estate taxes and one-twelfth of the annual amount of insurance premiums for the
     Tax/Insurance Reserve will be required upon an event of default or upon certain other conditions as specified in the loan documents.

(3)  Ongoing monthly deposits of $0.15 per square foot each month for the
     Replacement Reserve will be required upon an event of default or upon certain other conditions as specified in the loan documents.

(4)  See "Mezzanine Debt" section below.

(5)  Cut-Off Date Balance/SF, LTV and DSCR figures were derived from the DDR
     Southeast Pool Loan Combination amount of $885,000,000.

(6)  Based on rent rolls dated May 31, 2007 and June 4, 2007.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                          52
LOCATION                                                           Various
PROPERTY TYPE                                             Retail, Anchored
SIZE (SF)                                                        7,297,943
OCCUPANCY % AS OF VARIOUS(6)                                         95.9%
YEAR BUILT / YEAR RENOVATED                                        Various
APPRAISED VALUE                                             $1,396,200,000
PROPERTY MANAGEMENT              Developers Diversified Realty Corporation
UW ECONOMIC OCCUPANCY %                                              94.3%
UW REVENUES                                                   $115,480,731
UW EXPENSES                                                   $ 35,102,157
UW NET OPERATING INCOME (NOI)                                 $ 80,378,573
UW NET CASH FLOW (NCF)                                        $ 74,964,781
2006 NOI                                                      $ 74,463,711

                                      B-4

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                                  POOL SUMMARY

                                                               ALLOCATED
                                                                CUT-OFF          YEAR         NET
                                                                 DATE          BUILT /     RENTABLE
PROPERTY NAME                       LOCATION                    BALANCE       RENOVATED      AREA
-----------------------------------------------------------------------------------------------------

Hilltop Plaza                       Richmond, CA             $ 19,055,000    1997 / NAP     245,774
Largo Town Center                   Largo, MD                  18,135,000    1991 / NAP     260,797
Midway Plaza                        Tamarac, FL                17,305,000    1985 / NAP     227,209
Riverstone Plaza                    Canton, GA                 16,990,000    1998 / NAP     307,716
Highland Grove                      Highland, IN               16,765,000    1996 / NAP     312,546
Riverdale Shops                     West Springfield, MA       16,165,000   1985 / 2003     273,307
Skyview Plaza                       Orlando, FL                14,765,000   1994 / 1998     281,244
Apple Blossom Corners               Winchester, VA             14,610,000   1990 / 2004     240,560
Fayetteville Pavilion               Fayetteville, NC           14,000,000    1998 / NAP     272,385
Creekwood Crossing                  Bradenton, FL              13,335,000    2001 / NAP     227,085
Flamingo Falls                      Pembroke Pines, FL         12,545,000    2001 / NAP     108,565
Harundale Plaza                     Glen Burnie, MD            12,355,000    1958 / NAP     217,619
Meadowmont Village Center           Chapel Hill, NC            12,265,000    2002 / NAP     132,745
Springfield Commons                 Toledo, OH                 12,035,000   1999 / 2000     271,729
Northlake Commons                   Palm Beach Gardens, FL     10,550,000   1987 / 2003     149,658
Village Square at Golf              Boynton Beach, FL           9,875,000   1983 / 2002     126,486
Oviedo Park Crossing                Oviedo, FL                  9,845,000   1999 / 2004     186,212
Shoppes of Golden Acres             New Port Richey, FL         9,575,000    2002 / NAP     130,609
Bardmoor Shopping Center            Largo, FL                   9,525,000    1981 / NAP     152,667
Rosedale Shopping Center            Huntersville, NC            8,765,000    2000 / NAP     119,197
Casselberry Commons                 Casselberry, FL             8,650,000   1973 / 1998     243,176
Shoppes at New Tampa                Wesley Chapel, FL           8,400,000    2002 / NAP     158,222
Crossroads Plaza                    Lumberton, NJ               7,525,000    2003 / NAP      89,627
Plaza Del Paraiso                   Miami, FL                   6,720,000    2003 / NAP      82,441
North Pointe Plaza                  Tampa, FL                   6,670,000    1990 / NAP     104,460
Melbourne Shopping Center           Melbourne, FL               6,670,000   1959 / 1999     204,216
Market Square                       Douglasville, GA            6,350,000   1974 / 1999     121,766
Shoppes of Lithia                   Valrico, FL                 6,300,000    2002 / NAP      71,430
West Oaks Towne Center              Ocoee, FL                   6,190,000   1994 / 2004      66,539
Sharon Greens                       Cumming, GA                 6,035,000    2001 / NAP      98,317
Lakewood Ranch                      Bradenton, FL               6,000,000    2001 / NAP      69,471
Cofer Crossing                      Tucker, GA                  5,970,000    1999 / NAP     137,757
Clayton Corners                     Clayton, NC                 5,875,000    1999 / NAP     125,653
Clearwater Crossing                 Flowery Branch, GA          5,750,000    2003 / NAP      90,566
Shoppes at Paradise Pointe          Fort Walton Beach, FL       5,530,000   1987 / 2000      83,929
Killearn Shopping Center            Tallahassee, FL             5,525,000    1980 / NAP      95,229
Conway Plaza                        Orlando, FL                 5,400,000   1985 / 1999     117,723
River Run Shopping Center           Miramar, FL                 5,305,000    1989 / NAP      93,643
Aberdeen Square                     Boynton Beach, FL           5,080,000    1990 / NAP      70,555
Derby Square                        Grove City, OH              4,955,000   1990 / 2006     128,210
Chickasaw Trails Shopping Center    Orlando, FL                 4,955,000    1994 / NAP      75,492
Shoppes at Lake Dow                 McDonough, GA               4,685,000    2002 / NAP      73,271
Shoppes of Ellenwood                Ellenwood, GA               4,460,000    2003 / NAP      67,721
Shops at Oliver's Crossing          Winston-Salem, NC           4,285,000    2002 / NAP      76,512
Southwood Village Shopping Center   Tallahassee, FL             4,255,000    2003 / NAP      62,840
Paraiso Plaza                       Hialeah, FL                 4,235,000    1997 / NAP      60,712
Sheridan Sqaure                     Dania, FL                   4,125,000    1991 / NAP      67,475
Countryside Shopping Center         Naples, FL                  3,810,000    1997 / NAP      73,986
Shoppes of Citrus Hills             Hernando, FL                3,810,000   1994 / 2002      68,927
Crystal Springs Shopping Center     Crystal River, FL           3,745,000   1994 / 2002      66,986
Sexton Commons                      Fuquay Varina, NC           3,570,000    2002 / NAP      49,097
Hairston Crossing                   Decatur, GA                 3,205,000    2002 / NAP      57,884
                                                             ------------                 ---------
TOTAL/WEIGHTED AVERAGE                                       $442,500,000                 7,297,943
                                                             ============                 =========

                                    ALLOCATED
                                     CUT-OFF
                                      DATE                                 UNDERWRITTEN                    APPRAISED
                                     BALANCE                UNDERWRITTEN     NET CASH        APPRAISED       VALUE
PROPERTY NAME                        PER SF     OCCUPANCY     OCCUPANCY        FLOW            VALUE        PER SF
-------------------------------------------------------------------------------------------------------------------

Hilltop Plaza                          $155        97.7%        97.5%       $ 3,228,144   $   60,800,000      $247
Largo Town Center                      $139        96.2%        96.1%         3,072,285       57,100,000      $219
Midway Plaza                           $152        97.7%        97.8%         2,931,674       52,900,000      $233
Riverstone Plaza                       $110        94.2%        92.8%         2,878,309       52,500,000      $171
Highland Grove                         $107        98.8%        98.3%         2,840,191       53,100,000      $170
Riverdale Shops                        $118        90.7%        92.7%         2,738,544       50,900,000      $186
Skyview Plaza                          $105        98.7%        98.2%         2,501,367       48,000,000      $171
Apple Blossom Corners                  $121        99.5%        99.3%         2,475,108       46,000,000      $191
Fayetteville Pavilion                  $103       100.0%       100.0%         2,371,767       41,000,000      $151
Creekwood Crossing                     $117       100.0%       100.0%         2,259,108       43,600,000      $192
Flamingo Falls                         $231        98.6%        98.9%         2,125,273       39,500,000      $364
Harundale Plaza                        $114       100.0%       100.0%         2,093,084       38,900,000      $179
Meadowmont Village Center              $185        92.8%        94.1%         2,077,837       39,000,000      $294
Springfield Commons                    $ 89        99.3%        99.1%         2,038,873       37,900,000      $139
Northlake Commons                      $141        72.7%        82.0%         1,787,296       39,200,000      $262
Village Square at Golf                 $156        92.3%        93.5%         1,672,943       29,800,000      $236
Oviedo Park Crossing                   $106       100.0%       100.0%         1,667,860       30,000,000      $161
Shoppes of Golden Acres                $147        89.8%        90.2%         1,622,119       32,100,000      $246
Bardmoor Shopping Center               $125        98.5%        98.2%         1,613,649       29,300,000      $192
Rosedale Shopping Center               $147        98.3%        98.2%         1,484,896       27,900,000      $234
Casselberry Commons                    $ 71        84.7%        83.4%         1,465,413       31,300,000      $129
Shoppes at New Tampa                   $106        93.7%        94.6%         1,423,060       26,900,000      $170
Crossroads Plaza                       $168       100.0%       100.0%         1,274,825       21,500,000      $240
Plaza Del Paraiso                      $163       100.0%       100.0%         1,138,448       19,200,000      $233
North Pointe Plaza                     $128        96.2%        95.8%         1,129,978       21,300,000      $204
Melbourne Shopping Center              $ 65        98.5%        98.2%         1,129,978       21,000,000      $103
Market Square                          $104        89.3%        93.3%         1,075,766       19,900,000      $163
Shoppes of Lithia                      $176       100.0%       100.0%         1,067,295       19,000,000      $266
West Oaks Towne Center                 $186        95.2%        94.2%         1,048,660       20,500,000      $308
Sharon Greens                          $123        96.3%        96.1%         1,022,401       19,100,000      $194
Lakewood Ranch                         $173        96.7%        97.1%         1,016,472       20,800,000      $299
Cofer Crossing                         $ 87        96.4%        94.8%         1,011,389       18,600,000      $135
Clayton Corners                        $ 94        92.3%        92.1%           995,295       19,000,000      $151
Clearwater Crossing                    $127        96.9%        96.2%           947,119       18,050,000      $199
Shoppes at Paradise Pointe             $132        96.8%        96.6%           936,848       15,800,000      $188
Killearn Shopping Center               $116        97.8%        97.3%           936,001       17,300,000      $182
Conway Plaza                           $ 92       100.0%       100.0%           914,824       17,500,000      $149
River Run Shopping Center              $113        97.9%        97.6%           898,730       16,700,000      $178
Aberdeen Square                        $144        97.3%        96.7%           860,613       15,700,000      $223
Derby Square                           $ 77        87.1%        86.9%           839,436       15,600,000      $122
Chickasaw Trails Shopping Center       $131        93.3%        92.0%           839,436       15,700,000      $208
Shoppes at Lake Dow                    $128        88.8%        88.5%           793,695       14,100,000      $192
Shoppes of Ellenwood                   $132        94.3%        93.2%           755,577       14,050,000      $207
Shops at Oliver's Crossing             $112        96.3%        96.5%           725,930       13,500,000      $176
Southwood Village Shopping Center      $135        98.1%        98.1%           720,848       13,300,000      $212
Paraiso Plaza                          $140       100.0%       100.0%           717,460       12,100,000      $199
Sheridan Sqaure                        $122        96.2%        95.7%           698,824       13,700,000      $203
Countryside Shopping Center            $103       100.0%       100.0%           645,459       12,000,000      $162
Shoppes of Citrus Hills                $111       100.0%       100.0%           645,459       11,500,000      $167
Crystal Springs Shopping Center        $112       100.0%       100.0%           634,448       11,800,000      $176
Sexton Commons                         $145       100.0%       100.0%           604,801       10,200,000      $208
Hairston Crossing                      $111        95.6%        92.8%           542,965       10,000,000      $173
                                                                            -----------   --------------
TOTAL/WEIGHTED AVERAGE                 $121        95.9%        96.0%       $74,964,781   $1,396,200,000      $191
                                                                            ===========   ==============

                                      B-5

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                               % OF NET                                            DATE OF
                                 RATINGS        NET RENTABLE   RENTABLE                            % OF ACTUAL      LEASE
TENANT NAME              FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT       RENT       EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Major Tenants
   Publix                      NR/NR/NR           1,250,475      17.1%     $  8.37   $10,464,888       12.3%     29 Spaces(2)
   Kohl's                      A/A3/A-              354,613       4.9%     $  7.94   $ 2,815,233        3.3%      4 Spaces(3)
   Beall's                     NR/NR/NR             217,669       3.0%     $  7.60   $ 1,655,343        1.9%      8 Spaces(4)
   Ross Dress for Less         NR/NR/BBB            189,234       2.6%     $  9.08   $ 1,718,313        2.0%      7 Spaces(5)
   Kroger                   BBB/Baa2/BBB-           173,210       2.4%     $  6.30   $ 1,091,648        1.3%      3 Spaces(6)
   Harris Teeter               NR/Ba2/NR            127,676       1.7%     $ 12.86   $ 1,641,798        1.9%      3 Spaces(7)
   Circuit City                NR/NR/NR              99,993       1.4%     $ 12.90   $ 1,289,684        1.5%      3 Spaces(8)
   K-Mart                     BB/Ba1/BB+             95,810       1.3%     $  2.83   $   271,142        0.3%       July-09
   Office Max                  NR/Ba2/B+             93,995       1.3%     $ 11.52   $ 1,082,377        1.3%      4 Spaces(9)
   Michael's                   NR/B2/B-              92,642       1.3%     $ 10.07   $   932,916        1.1%      4 Spaces(10)
                                                  ---------     -----      -------   -----------      -----
TOTAL MAJOR TENANTS                               2,695,317      37.0%     $  8.52   $22,963,342       27.0%
Non-major Tenants                                 4,305,721      59.0%     $ 14.42   $62,079,837       73.0%
                                                  ---------     -----      -------   -----------      -----
OCCUPIED TOTAL                                    7,001,038      95.9%     $ 12.15   $85,043,180      100.0%
                                                                                     ===========      =====
Vacant Space                                        296,905       4.1%
                                                  ---------     -----
COLLATERAL TOTAL                                  7,297,943     100.0%
                                                  =========     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 42,112 square feet expire in April 2008, approximately 39,795 square feet expire in November 2008, approximately 42,968 square feet expire in February 2009, approximately
     48,890 square feet expire in August 2010, approximately 48,555 square feet expire in October 2010, approximately 42,112 square feet expire in April
     2011, approximately 65,537 square feet expire in July 2011, approximately
     109,181 square feet expire in November 2011, approximately 35,930 square feet expire in May 2012, approximately 47,813 square feet expire in
     February 2014, approximately 47,814 square feet expire in April 2014, approximately 37,912 square feet expire in March 2017, approximately 51,420 square feet expire in February 2018, approximately 37,888 square feet expire in October 2019, approximately 27,887 square feet expire in December
     2019, approximately 44,271 square feet expire in June 2021, approximately
     44,271 square feet expire in September 2021, approximately 44,271 square feet expire in October 2021, approximately 44,271 square feet expire in
     March 2022, approximately 98,650 square feet expire in October 2022, approximately 44,271 square feet expire in December 2022, approximately
     61,166 square feet expire in May 2023, approximately 54,379 square feet expire in July 2023, approximately 44,271 square feet expire in August 2023 and approximately 44,840 square feet expire in September 2023.

(3)  Under the terms of multiple leases, approximately 98,037 square feet expire in January 2016, approximately 84,000 square feet expire in January 2018, approximately 86,584 square feet expire in February 2019 and approximately
     85,992 square feet expire in January 2024.

(4)  Under the terms of multiple leases, approximately 12,000 square feet expire in April 2008, approximately 24,000 square feet expire in April 2010, approximately 13,845 square feet expire in October 2011, approximately
     15,724 square feet expire in April 2012, approximately 30,000 square feet expire in April 2014, approximately 66,700 square feet expire in April 2016 and approximately 55,400 square feet expire in April 2017.

(5)  Under the terms of multiple leases, approximately 29,997 square feet expire in January 2010, approximately 126,395 square feet expire in January 2013 and approximately 32,842 square feet expire in January 2014.

(6)  Under the terms of multiple leases, approximately 64,905 square feet expire in March 2019, approximately 54,139 square feet expire in October 2021 and approximately 54,166 square feet expire in September 2023.

(7)  Under the terms of multiple leases, approximately 46,750 square feet expire in August 2020, approximately 36,000 square feet expire in August 2021 and approximately 44,926 square feet expire in April 2022.

(8)  Under the terms of multiple leases, approximately 33,000 square feet expire in October 2008, approximately 28,010 square feet expire in January 2016 and approximately 38,983 square feet expire in January 2017.

(9)  Under the terms of multiple leases, approximately 22,956 square feet expire in November 2011, approximately 24,239 square feet expire in January 2012, approximately 23,350 square feet expire in April 2012 and approximately
     23,450 square feet expire in June 2014.

(10) Under the terms of multiple leases, approximately 47,572 square feet expire in February 2009, approximately 23,764 square feet expire in February 2010 and approximately 21,306 square feet expire in February 2012.

                                      B-6

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

                             LEASE ROLLOVER SCHEDULE

                                WTD. AVG.                                                                     CUMULATIVE % OF
             # OF LEASES   IN PLACE BASE RENT    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF   % OF IN PLACE    IN PLACE RENT
YEAR            ROLLING        PSF ROLLING        ROLLING      ROLLING         SF ROLLING      RENT ROLLING       ROLLING
-----------------------------------------------------------------------------------------------------------------------------

2007               85           $ 17.15           190,203         2.6%            2.6%              3.8%            3.8%
2008              234           $ 14.93           690,353         9.5%           12.1%             12.1%           16.0%
2009              200           $ 11.49           782,091        10.7%           22.8%             10.6%           26.5%
2010              184           $ 13.45           782,706        10.7%           33.5%             12.4%           38.9%
2011              177           $ 13.30           866,742        11.9%           45.4%             13.6%           52.5%
2012              124           $ 16.30           432,038         5.9%           51.3%              8.3%           60.7%
2013               37           $ 12.13           291,128         4.0%           55.3%              4.2%           64.9%
2014               23           $ 10.62           328,985         4.5%           59.8%              4.1%           69.0%
2015               12           $  8.25           156,726         2.1%           61.9%              1.5%           70.5%
2016               19           $  9.99           474,075         6.5%           68.4%              5.6%           76.1%
2017               12           $ 10.26           339,671         4.7%           73.1%              4.1%           80.2%
Thereafter         45           $ 10.12         1,666,320        22.8%           95.9%             19.8%          100.0%
Vacant                                            296,905         4.1%          100.0%
                -----                           ---------       -----                             -----
TOTALS          1,152                           7,297,943       100.0%                            100.0%
                =====                           =========       =====                             =====

*    Calculated based upon approximate square footage occupied by each tenant.

                                      B-7

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "DDR Southeast Pool Loan") is secured by first mortgages encumbering fee interests on 52 retail properties located throughout the southeastern portion of the United States (the "DDR
     Southeast Pool Properties"). The DDR Southeast Pool Loan was originated on
     June 7, 2007, has a principal balance as of the Cut-off Date of
     $442,500,000 and provides for interest only payments for its entire term.
     The DDR Southeast Pool Loan represents approximately 9.3% of the Cut-off
     Date Pool Balance.

     The DDR Southeast Pool Loan, which is evidenced by a pari passu note, is a portion of a whole loan with an original principal balance of $885,000,000
     (the "DDR Southeast Pool Loan Combination"). The other loans are evidenced by two other pari passu notes each in the amount of $221,250,000 (the "DDR
     Southeast Pool Pari Passu Non-Trust Loans"). The DDR Southeast Pool Pari
     Passu Non-Trust Loans will not be assets of the trust fund. The DDR
     Southeast Pool Loan and the DDR Southeast Pool Pari Passu Non-Trust Loans
     are governed by a co-lender and servicing agreement described under
     "DESCRIPTION OF THE MORTGAGE POOL -- The Loan Combinations -- The DDR
     Southeast Pool Loan Combination" in the offering prospectus dated July 9,
     2007 relating to the offered certificates, and will be serviced pursuant to the terms of the Pooling and Servicing Agreement as described under
     "DESCRIPTION OF THE MORTGAGE POOL -- The Loan Combinations -- The DDR
     Southeast Pool Loan Combination" and "THE SERIES 2007-C6 POOLING AND
     SERVICING AGREEMENT" in the offering prospectus dated July 9, 2007 relating to the offered certificates.

     The DDR Southeast Pool Loan has a remaining term of 120 months and matures on July 5, 2017. The DDR Southeast Pool Loan may be prepaid on or after
     July 5, 2009 with the payment of the greater of a yield maintenance charge or 1.0% of the prepaid amount and may be prepaid without penalty on or after January 5, 2017. In addition, the DDR Southeast Pool Loan may be prepaid at any time in an amount up to 10% of the original principal balance of the DDR Southeast Pool Loan in the aggregate, without any prepayment premium or yield maintenance charge.

o    THE BORROWER. The borrowers are each special purpose entities. A non-consolidation opinion was delivered in connection with the origination of the DDR Southeast Pool Loan. Developers Diversified Realty Corporation
     ("DDR"), which controls the managing member of the borrowers, is a publicly traded REIT engaged in acquiring, developing, owning, leasing and managing shopping centers. As of June, 2007, DDR owned and managed approximately 800 retail centers across the United States, Puerto Rico, and Brazil totaling approximately 162 million square feet. As of June 9, 2007, DDR was rated
     "BBB" (Fitch), "Baa3" (Moody's) and "BBB" (S&P). As of June, 2007 DDR had a
     market capitalization of approximately $6.6 billion.

o    THE PROPERTY. The DDR Southeast Pool Properties consist of 52 retail properties located throughout the southeastern portion of the United
     States. As of May 31, 2006 or June 4, 2006, as applicable, the occupancy rate for the DDR Southeast Pool securing the DDR Southeast Pool Loan was approximately 95.9%. The DDR Southeast Pool Properties contain, in the aggregate, approximately 7,297,943 square feet of retail space.

o    MEZZANINE DEBT. The owners of the borrower are permitted to incur future mezzanine indebtedness subject to the satisfaction of certain terms and conditions, including but not limited to: (i) the total loan-to-value ratio does not exceed 75%, (ii) the debt service coverage ratio does not fall below 1.10x, (iii) the mezzanine lender meets a pre-determined definition of "qualified lender", (iv) the borrowers must deliver a no-downgrade confirmation and (v) the mezzanine lender shall enter into an intercreditor agreement, acceptable to the lender.

o    RELEASE. The release of an individual DDR Southeast Pool Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related DDR Southeast Pool Loan documents including, but not limited to: (i) no event of default shall have occurred and be continuing, (ii) a release price of (a) for releases of up to and including
     35% of the initial principal loan balance, 100% of the allocated loan amount of the DDR Southeast Pool Properties, (b) for releases between 36%
     and 50% of the initial principal loan balance, 105% of the allocated loan amount of the DDR Southeast Pool Properties and (c) for releases greater than 50% of the initial principal loan balance, 110% of the allocated loan amount of the DDR Southeast Pool Properties, (iii) a minimum debt service coverage ratio of (a) for releases of up to and including 50% of the aggregate initial principal loan balance, 1.20x and (b) for releases greater than 50% of the aggregate initial principal loan balance, the greater of (x) the debt service coverage ratio of the DDR Southeast Pool
     Properties immediately prior to the release, (but not in excess of 1.35x)
     and

                                      B-8

--------------------------------------------------------------------------------
                               DDR SOUTHEAST POOL
--------------------------------------------------------------------------------

     (y) 1.20x, and (iv) a maximum loan-to-value ratio of (a) for releases of up to and including 50% of the aggregate initial principal loan balance, 64%
     and (b) for releases greater than 50% of the aggregate initial principal loan balance, the lesser of (x) the loan-to-value ratio of the DDR
     Southeast Pool Properties immediately prior to the release (but not less than 60%) and (y) 64%.

o    SUBSTITUTION. The borrowers may substitute DDR Southeast Pool Properties of like kind and quality subject to the satisfaction of certain tests and conditions as set forth in the loan documents including, but not limited to: (i) no event of default exists under the loan documents, (ii) the aggregate value of all mortgaged DDR Southeast Pool Properties released
     (through one or more substitutions) during the term of the loan does not exceed 50% of the value of the entire pool of DDR Southeast Pool
     Properties, (iii) the borrowers deliver legal opinions concluding that the substitutions will not adversely affect or impair the ability of the lender to enforce its remedies under all loan documents, (iv) the lender receives and approves all necessary property level due diligence with respect to the new DDR Southeast Pool Property(s) (including, but not limited to, appraisals, building conditions reports, environmental site assessments, seismic reports and title insurance policies), (v) a minimum debt service coverage ratio of 1.20x for the remaining DDR Southeast Pool Properties,
     (vi) a loan-to-value ratio of the substitute property of less or equal to the loan-to-value ratio of the substituted property and (vii) no more than
     35 DDR Southeast Pool Properties are substituted during the term of the DDR
     Southeast Pool Loan.

o    LOCKBOX ACCOUNT. The loan documents do not require a lockbox account.

o    MANAGEMENT. DDR is the property manager for the DDR Southeast Pool
     Properties.

                                      B-9

--------------------------------------------------------------------------------
                             CGM AMERICOLD PORTFOLIO
-------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                                      B-10

--------------------------------------------------------------------------------
                             CGM AMERICOLD PORTFOLIO
-------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      B-11

--------------------------------------------------------------------------------
                             CGM AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                                               CGM
CUT-OFF DATE PRINCIPAL BALANCE(1)                                         $145,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                       3.0%
NUMBER OF MORTGAGE LOANS                                                             1
LOAN PURPOSE                                                                 Refinance
SPONSOR                                                         AmeriCold Realty Trust
OWNERSHIP INTEREST                                                          Fee Simple
MORTGAGE RATE                                                                  5.4640%
MATURITY DATE                                                          January 1, 2014
AMORTIZATION TYPE                                                        Interest Only
ORIGINAL TERM / AMORTIZATION TERM                                   84 / Interest Only
REMAINING TERM / REMAINING
   AMORTIZATION TERM                                                78 / Interest Only
LOCKBOX                                       In-Place Soft, Springing Cash Management
UP-FRONT RESERVES
   TAX / INSURANCE                                                             No / No
   REQUIRED REPAIRS                                                           $985,033
ONGOING MONTHLY RESERVES(2)
   TAX/INSURANCE                                                             Springing
   REPLACEMENT                                                               Springing
ADDITIONAL FINANCING(1)                                                            Yes

                                                                         CGM AMERICOLD
                                                                        PORTFOLIO LOAN
                                                                        COMBINATION(1)
                                                                        --------------
CUT-OFF DATE PRINCIPAL BALANCE                                            $325,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                                  $77
CUT-OFF DATE LTV RATIO                                                          77.92%
MATURITY DATE LTV RATIO                                                         77.92%
UW NCF DSCR                                                                      1.83x

(1)  The total original financing amount of the CGM AmeriCold Portfolio
     Properties is $325,000,000 (the "CGM AmeriCold Portfolio Loan Combination")
     evidenced by multiple pari passu notes. Three pari passu notes aggregating
     $145,000,000 (the "CGM AmeriCold Portfolio Loan") are included in the trust fund. The remaining $180,000,000 pari passu note (the "CGM AmeriCold
     Portfolio Pari Passu Non-Trust Loan") is not included in the trust fund.
     The CGM AmeriCold Portfolio Pari Passu Non-Trust Loan was included in the securitization of the Citigroup Commercial Mortgage Securities Inc., CD
     2007-CD4 Commercial Mortgage Pass Through Certificates (the "CD 2007-CD4
     Transaction").

(2)  Upon the occurrence and during the continuation of an event of default or
     "trigger event" with respect to the CGM AmeriCold Portfolio Loan
     Combination ("CGM AmeriCold Portfolio Trigger Event"), on each payment date the CGM AmeriCold Borrowers are required to escrow (a) 1/12 of estimated annual real estate taxes, insurance premiums and capital expenditures.
     Borrowers may provide a guaranty or letter of credit in lieu of cash for all reserves. A "CGM AmeriCold Portfolio Trigger Event" will be in effect, on the relevant date, that the DSCR for a 12 consecutive month period falls below 1.30x and shall continue until the DSCR is equal to or greater than
     1.30x for 2 consecutive fiscal quarters.

(3)  2006 NOI represents the trailing-12 months ending 09/30/06.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                        15
LOCATION                                                Various, Various
PROPERTY TYPE                         Industrial, Warehouse/Distribution
SIZE (SF)                                                      4,193,824
OCCUPANCY % AS OF SEPTEMBER 1, 2006                                84.2%
YEAR BUILT / YEAR RENOVATED                            Various / Various
APPRAISED VALUE                                             $417,100,000
PROPERTY MANAGEMENT                                      ART Manager LLC
UW ECONOMIC OCCUPANCY %                                              NAP
UW REVENUES                                                  $90,679,246
UW EXPENSES                                                  $57,513,412
UW NET OPERATING INCOME (NOI)                                $33,165,834
UW NET CASH FLOW (NCF)                                       $32,973,236
2005 NOI                                                     $33,949,096
2006 NOI(3)                                                  $33,208,972

                                      B-12

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                             CGM AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

                                PORTFOLIO SUMMARY

                                                                                      PROPERTY
                                      CUT-OFF DATE                                      SIZE
                                        PRINCIPAL             YEAR BUILT /             (CUBIC
PROPERTY NAME         CITY, STATE       BALANCE               RENOVATED                 FEET)
------------------------------------------------------------------------------------------------

Plover                 Plover, WI     $ 19,327,385             1978 / NAP             12,596,000
Salem                   Salem, OR       18,841,077      1963 / 1967, 1969, 1981       15,292,000
Moses Lake           Moses Lake, WA     13,420,308             1967 / NAP              9,938,000
Hermiston             Hermiston, OR     11,890,000            1975 / 1996              5,353,000
Tarboro                Tarboro, NC      11,854,308            1988 / 2000              5,315,000
Leesport              Leesport, PA      11,506,308          1993-1994 / NAP            6,027,000
Atlanta Gateway        Atlanta, GA      11,153,846          1972-1985 / NAP           12,333,000
Tomah                   Tomah, WI       10,047,385            1989 / 1994              5,921,000
Texarkana             Texarkana, AR      8,588,462          1993-1995 / NAP            5,093,000
Fremont                Fremont, NE       7,821,077   1967 / 1978, 1990, 1992, 1998     2,196,000
Burlington           Burlington, WA      6,571,846             1965 / NAP              4,645,000
Springdale Freezer   Springdale, AR      6,085,538       1982, 1991, 1993 / NAP        5,965,000
Marshall              Marshall, MO       3,859,231            1985 / 1992              5,086,000
Charlotte North       Charlotte, NC      2,779,538          1968-1994 / NAP            4,737,000
Birmingham           Birmingham, AL      1,253,692          1963, 1986 / NAP           2,257,000
                                      ------------                                   -----------
TOTAL/WTD. AVG.                       $145,000,000                                   102,754,000
                                      ============                                   ===========

                                                 OCCUPANCY
                      PROPERTY                       %
                        SIZE         LOAN         (AS OF
                       (SQUARE   COMBINATION   SEPTEMBER 1,     CEILING     UNDERWRITTEN     APPRAISED    APPRAISED
PROPERTY NAME           FEET)     BALANCE/SF       2006)         HEIGHT    NET CASH FLOW       VALUE      VALUE/SF
-------------------------------------------------------------------------------------------------------------------

Plover                 478,467       $ 91         95.4%             34'     $ 4,556,842    $ 55,600,000     $116
Salem                  669,650         63         81.8%             28'       4,188,737      54,200,000       81
Moses Lake             370,783         81         82.4%             28'       3,089,646      38,600,000      104
Hermiston              221,330        120         80.9%             28'       2,711,900      34,200,000      155
Tarboro                181,106        147         94.0%         33'-35'       3,094,382      34,100,000      188
Leesport               218,540        118         85.9%             32'       2,542,951      33,100,000      151
Atlanta Gateway        601,617         42         94.2%         22'-26'       1,454,455      32,100,000       53
Tomah                  186,100        121         66.7%             49'       2,432,320      28,900,000      155
Texarkana              177,622        108         85.7%             34'       1,840,339      24,700,000      139
Fremont                110,405        159         74.9%             25'       1,899,491      22,500,000      204
Burlington             225,843         65         59.8%             28'       1,468,527      18,900,000       84
Springdale Freezer     232,956         59         99.3%         13'-35'       1,401,261      17,500,000       75
Marshall               191,220         45         69.3%         28'-34'       1,411,393      11,100,000       58
Charlotte North        211,784         29         88.9%         16'-37'         481,878       8,000,000       38
Birmingham             116,401         24         61.6%        23.5'-32'        399,114       3,600,000       31
                     ---------       ----         ----         ---------    -----------    ------------     ----
 TOTAL/WTD. AVG.     4,193,824       $ 77         84.2%                     $32,973,236    $417,100,000     $ 99
                     =========       ====         ====                      ===========    ============     ====

                             SIGNIFICANT TENANTS(1)

                                                                                         NO. OF
                                     RATING (FITCH,   TOTAL REVENUE FOR   % OF TOTAL   PROPERTIES
           TENANT NAME              MOODYS, S&P)(2)       PORTFOLIO         REVENUE     OCCUPIED
-------------------------------------------------------------------------------------------------

Tyson Foods                          BBB-/Ba2/BBB-       $11,744,839         13.2%         7
McCain Foods                            NR/NR/NR          10,581,856         11.9%         3
Sara Lee Corporation                 BBB+/Baa1/BBB+        6,950,898          7.8%         3
ConAgra Foods Inc.                    BBB/Baa2/BBB         6,896,372          7.8%         2
Norpac Foods Inc.                       NR/NR/NR           5,677,425          6.4%         3
HJ Heinz Co.                          BBB/Baa2/BBB         5,366,311          6.0%         3
Ocean Spray Cranberries Inc.           NR/Ba1/BBB          4,831,068          5.4%         3
J.R. Simplot Co.                        NR/NR/NR           4,382,145          4.9%         3
Sweet Street Desert                     NR/NR/NR           3,178,691          3.6%         1
National Frozen Foods Corporation       NR/NR/NR           3,019,609          3.4%         1

(1)  Revenue as of the trailing-12 months ended September 30, 2006 for all of the CGM AmeriCold Portfolio Properties.

(2)  Based on the rating of the parent company regardless of whether the parent company guarantees the tenant's lease.

                                      B-13

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                             CGM AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "CGM AmeriCold Portfolio Loan") is secured by a first mortgage encumbering fifteen (15) industrial properties located throughout the United States (the "CGM AmeriCold Portfolio
     Properties"). The CGM AmeriCold Portfolio Loan has a cut-off date principal balance of $145,000,000 representing approximately 3.0% of the initial mortgage pool balance. The CGM AmeriCold Portfolio Loan is evidenced by three pari passu notes. The CGM AmeriCold Portfolio Loan constitutes part of an aggregate debt of $325,000,000, evidenced by four mortgage notes dated February 27, 2007, together referred to as the "CGM AmeriCold
     Portfolio Loan Combination", that are all obligations of the borrowers described below and entitled to payments of interest and principal on a pro rata and pari passu basis. The additional mortgage note in the amount of
     $180,000,000 will not be included in the trust fund, and the debt evidenced by such note is referred to as a "CGM AmeriCold Portfolio Pari Passu
     Non-Trust Loan". The CGM AmeriCold Portfolio Pari Passu Non-Trust Loan was
     included in the securitization of the Citigroup Commercial Mortgage
     Securities Inc., CD 2007-CD4 Commercial Pass Through Certificates (the "CD
     2007-CD4 Transaction"). The CGM AmeriCold Portfolio Pari Passu Non-Trust
     Loan will be serviced, along with the CGM AmeriCold Portfolio Loan, under the series CD 2007-CD4 pooling and servicing agreement by the series CD
     2007-CD4 master servicer and special servicer. However, the special servicer for the CGM AmeriCold Portfolio Loan Combination can be replaced
     (without cause) by the holder of CGM AmeriCold Portfolio Pari Passu
     Non-Trust Loan or its designee. The respective rights of the holders of the
     CGM AmeriCold Portfolio Pari Passu Non-Trust Loan and the issuing entity, as holder of the promissory notes for the CGM AmeriCold Portfolio Loan, will be governed by a co-lender agreement as described under "DESCRIPTION
     OF THE MORTGAGE POOL -- The Loan Combinations -- The CGM AmeriCold
     Portfolio Loan Combination", in the offering prospectus dated July 9, 2007 relating to the offered certificates.

     The CGM AmeriCold Portfolio Loan provides for interest-only payments for the entire 84 months of its term. The CGM AmeriCold Portfolio Loan has a remaining term of 78 months and matures on January 1, 2014. The CGM
     AmeriCold Portfolio Loan may be prepaid on or after September 1, 2013, and permits defeasance with United States government obligations beginning on the earlier of the third anniversary of the closing date and 2 years after the last issue date for any securities backed by any portion of the CGM
     AmeriCold Portfolio Loan and the CGM AmeriCold Portfolio Pari Passu
     Non-Trust Loan.

o    THE BORROWERS. The borrowers are ART Mortgage Borrower Propco 2006-3 L.P.
     and ART Mortgage Borrower Opco 2006-3 L.P., each special purpose entities structured to be bankruptcy remote (collectively, the "CGM AmeriCold
     Portfolio Borrower"). The sponsor of the borrower is AmeriCold Realty Trust
     ("ART"). AmeriCold is the holding company for American Logistics, LLC, a provider of warehousing, distribution, supply-chain management, and other logistics services to the US food industry. AmeriCold's transportation and management services, which include freight routing, network flow management, order consolidation, and distribution channel assessment, also enable them to better serve its customer base. The company offers 545 million cubic feet of storage space in over 100 temperature-controlled facilities nationwide. Ownership of the company is divided among three real estate/private equity firms: Vornado Realty Trust (47.6%), Crescent Real
     Estate Equities (31.7%), and The Yucaipa Companies (20.7%). Vornado Realty
     Trust and Crescent Real Estate Equities, both public REITs, have a combined market capitalization of over $22 billion. The Yucaipa Companies, owned by
     Ronald W. Burkle, are investors in real estate and the food and grocery industries. Since its formation in 1986, Yucaipa has completed mergers and acquisitions valued at more than $30 billion, including the acquisition of its 20.7% interest in ART in November 2004.

o    THE PROPERTIES. The CGM AmeriCold Portfolio Properties consist of approximately 4,193,824 square feet (102,754,000 cubic feet). The CGM
     AmeriCold Portfolio Properties were constructed between 1963 and 1995 and renovated between 1967 and 2000. The CGM AmeriCold Portfolio Properties are
     located in Alabama, Arkansas, Georgia, Missouri, North Carolina, Nebraska,
     Oregon, Pennsylvania, Washington and Wisconsin. As of September 1, 2006,
     the weighted average occupancy rate for the CGM AmeriCold Portfolio
     Properties was approximately 84.2%. All revenue percentages provided below are as of the trailing-12 month period ended September 30, 2006.

     The Plover property consists of a single story refrigerated cold storage facility. The Plover property is located in Plover, Wisconsin, approximately 100 miles north of Madison, Wisconsin. The property was built in 1978 and consists of approximately 478,467 square feet of warehouse space and approximately 12,596,000 cubic feet of refrigerated space. The
     Plover property's largest tenant, McCain Foods, generates 91% of the Plover property revenue. The eastern side of the Plover property has a receiving dock, which is directly connected to the adjoining McCain Foods property.

                                      B-14

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                             CGM AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

     The Salem property consists of five single story buildings which function as a refrigerated warehouse/distribution facility. The Salem property is located in Salem, Oregon, approximately 45 miles southwest of Portland,
     Oregon. The property was built in 1963 and was expanded in 1967, 1969, and
     1981. The Salem property consists of approximately 669,650 square feet of warehouse space and approximately 15,292,000 cubic feet of cold storage space. The Salem property's largest tenant, Norpac Foods, accounts for 56%
     of the Salem property's revenue.

     The Moses Lake property consists of two single story buildings which function as a refrigerated warehouse facility. It is located outside the city limits of Moses Lake, which is approximately 185 miles southeast of
     Seattle, Washington. The property was built in 1967 and consists of approximately 370,783 square feet of warehouse space and approximately
     9,938,000 cubic feet of cold storage space. The two tenants, J.R. Simplot
     Company and National Frozen Foods Corporation, account for 57% and 43%, respectively of the Moses Lake property's revenue.

     The Hermiston property consists of a single story refrigerated warehouse facility located in Umatilla County, approximately 180 miles east of
     Portland, Oregon. The property was built in 1975 and was renovated in 1996.
     The Hermiston property consists of approximately 221,330 square feet of warehouse space and 5,353,000 cubic feet of cold storage space. The
     Hermiston property's largest tenant is ConAgra, which generates 89% of the
     Hermiston property's revenue. There is an adjoining building to the west of the Hermiston property which is occupied by ConAgra via a breezeway.

     The Tarboro property consists of a single story cold storage warehouse distribution facility located south of the Town of Tarboro, approximately
     75 miles northeast of Raleigh, North Carolina. The property was built in
     1988 and underwent a 53,000 square foot renovation in 2000. The property consists of approximately 181,106 square feet of warehouse space and approximately 5,315,000 cubic feet of total refrigerated space. The only tenant is Sara Lee, which has a production facility located on the same road as the Tarboro property and accounts for 100% of the Tarboro property's revenue.

     The Leesport property consists of a single story and part two story refrigerated warehouse facility located in Ontelaunee Township and Leesport
     Borough of Berks County, Pennsylvania, approximately 65 miles northeast of
     Harrisburg, Pennsylvania. The subject was built from 1993 to 1994 and includes approximately 218,540 square feet of warehouse space and approximately 6,027,000 cubic feet of refrigerated space. The two largest tenants, Tyson Foods and Sweet Street Dessert, account for 90% of the
     Leesport property's revenue.

     The Atlanta Gateway property consists of two single story buildings which function as a refrigerated warehouse distribution facility. The Atlanta
     Gateway property is located in the Atlanta area of Fulton County, Georgia.
     The buildings were constructed from 1972 to 1985 and consist of approximately 601,617 square feet of warehouse space and approximately
     12,333,000 cubic feet of refrigerated space. The subject property's three largest tenants are H.J. Heinz Co., Pinnacle Foods, and Nestle SA, which account for 64% of the Atlanta Gateway property's revenue.

     The Tomah property consists of a single story cold storage warehouse distribution facility that is located in Monroe County, approximately 105 miles northwest of Madison, Wisconsin. The Tomah property was built in 1989 and underwent an addition in 1994. The Tomah property consists of approximately 186,100 square feet of warehouse space and approximately
     5,921,000 cubic feet of refrigerated space. The largest tenant is Ocean
     Spray, which comprises 96% of the Tomah property's revenue. The sole remaining tenant, McCain Foods accounts for 4% of the Tomah property's revenue.

     The Texarkana property consists of a single story cold storage warehouse facility located in the southwestern portion of Arkansas, approximately 70 miles northeast of Shreveport, Louisiana. Built in 1993-1995, the Texarkana
     property contains approximately 177,622 square feet of warehouse space and approximately 5,093,000 cubic feet of refrigerated space. The Texarkana property serves a variety of customers including Tyson Foods, Pilgrims
     Pride, Kellers Creamery, Sara Lee, and Meyer's Bakery of Hope, with Tyson
     Foods making up 47% of the Texarkana property's revenue.

     The Fremont property consists of a single story refrigerated warehouse facility located in Fremont, Nebraska, approximately 40 miles northwest of
     Omaha, Nebraska and has access to railroads and several highways. The
     Fremont property contains

                                      B-15

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                             CGM AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

     approximately 110,405 square feet of warehouse space with approximately
     2,196,000 cubic feet of refrigerated space. Originally built in 1967, the
     Fremont property was renovated and expanded in 1978, 1990, 1992 and 1998.
     The Fremont property's largest tenants, Hormel Foods Corp and Smithfield
     Companies, generate 79% of the Fremont property's revenue.

     The Burlington property consists of three single story buildings which function as a cold-storage distribution facility located two blocks south of the Burlington CBD, approximately 65 miles north of Seattle, Washington.
     The Burlington property was built in 1965 and has had multiple additions and upgrades subsequent to that date. The Burlington property consists of approximately 225,843 square feet of warehouse space and approximately
     4,645,000 cubic feet of cold storage space. The property's largest tenants are Ocean Spray Inc. and Commercial Cold Storage, which comprise 56% of the
     Burlington property's revenue.

     The Springdale Freezer property consists of a single story public refrigerated warehouse facility located in northwest Arkansas, approximately 115 miles east of Tulsa, Oklahoma. The Springdale Freezer property was originally built in 1982 and was expanded in 1991 and 1993.
     The Springdale Freezer property contains approximately 232,956 square feet of warehouse space and approximately 5,965,000 cubic feet of refrigerated space. The two tenants are Tyson Foods and Cargill Meat Solutions. Tyson
     Foods comprises 85% of the Springdale Freezer property's revenue.

     The Marshall property consists of a single story refrigerated warehouse facility located in Saline County, approximately 90 miles east of Kansas
     City, Missouri. The Marshall property was built in 1985 and underwent an expansion in 1992. The Marshall property includes approximately 191,220 square feet of warehouse space with approximately 5,086,000 cubic feet of refrigerated space. The two largest tenants are ConAgra and Tyson Foods.
     ConAgra generates 70% of the Marshall property's revenues and Tyson Foods generates the remaining portion.

     The Charlotte North property consists of a single story cold storage warehouse facility located in Mecklenburg County, approximately 6 miles northwest of the Charlotte, North Carolina CBD. The Charlotte North
     property was built from 1968 to 1994 and includes approximately 211,784 square feet of warehouse space and approximately 4,737,000 cubic feet of refrigerated space. The Charlotte North property's largest tenant is Gold
     Kist, which generates 43% of the Charlotte North's revenue.

     The Birmingham property consists of a single story cold-storage warehouse facility, located within the Birmingham, Alabama CBD. The Birmingham property was originally built in 1963 with additional improvements made in
     1986. The Birmingham property consists of approximately 116,401 square feet of warehouse space and approximately 2,257,000 cubic feet of refrigerated space. The subject's largest tenants are Gold Kist Inc., Wayne Farms and the United States Government, together making up 66% of the Birmingham property's total revenue.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a collection account under the borrower's control, and transferred to a lender-controlled cash management account.
     The rents and other revenues will then be transferred daily into the CGM
     AmeriCold Portfolio Borrower's account provided no trigger event or cash trap event exists. In the event of a "trigger event", cash flow to fund monthly tax reserves, insurance reserves, debt service, capital expenditures reserves and operating expenses in the lockbox account will be transferred daily to the cash collateral account under the control of lender and applied pursuant to the cash management agreement. Upon the cure of the trigger event, funds will again be transferred daily from the lockbox to the CGM AmeriCold Portfolio Borrower's account. A "trigger event" means the occurrence of (i) event of a default under the CGM
     AmeriCold Portfolio Loan or (ii) the date on which the debt service coverage ratio for the preceding twelve (12) consecutive months is less than 1.30x, as determined at the end of each fiscal quarter. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.30x for the two (2) consecutive fiscal quarters then ending. In the event of a "cash trap event", all excess cash flow in the lockbox account will be transferred daily to the cash collateral account under the control of lender and applied pursuant to the cash management agreement.
     Upon the cure of the cash trap event, funds will again be transferred daily from the lockbox to the CGM AmeriCold Portfolio Borrower's account. A "cash trap event" will occur on any date on which the debt service coverage ratio for the preceding twelve (12) consecutive months is less than 1.20x, as determined at the end of each fiscal quarter. A cash trap event will continue until the date on which the debt service coverage ratio equals or exceeds 1.20x for the two (2) consecutive fiscal quarters then ending.

                                      B-16

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                             CGM AMERICOLD PORTFOLIO
--------------------------------------------------------------------------------

o    PARTIAL RELEASES. Provided there is no event of default and after the release date and prior to the permitted prepayment date (9/1/2013), the related loan documents permit the borrowers to obtain the release of any of the CGM AmeriCold Portfolio Properties upon satisfaction of certain conditions. The CGM AmeriCold Portfolio Loan Combination may be partially defeased in the amount of 105% of the allocated loan amount for the released parcels until the aggregate amount of such release payments equal
     12.5% of the original principal amount of the loan as a condition to a release. The CGM AmeriCold Portfolio Loan Combination may be partially defeased in the amount of 110% of the allocated loan amount for the released parcels until aggregate amount of such release payments equal 25%
     of the original principal amount of the loan as a condition to a release.
     The CGM AmeriCold Portfolio Loan Combination may be partially defeased in the amount of 115% of the allocated loan amount for the released parcels thereafter as a condition to a release. Each of such defeasances is subject to satisfaction of certain conditions, including debt service coverage tests and loan to value tests; provided that in order to satisfy such debt service coverage ratio test, the borrower may defease a portion of the loan in excess of the release amount of the affected individual property.

     If the borrowers are in default under the CGM AmeriCold Portfolio Loan and could cure such default by obtaining the release of an individual property, borrowers may do so prior to the release date subject to the fulfillment of certain conditions including payment of the release amount and yield maintenance premium.

     Provided there is no event of default and subject to the fulfillment of certain conditions, the borrowers may at any time obtain the release of an expansion parcel without payment of a release amount. Such conditions include evidence that gross revenue over expenses and appraised value are not impacted by the release.

o    COLLATERAL SUBSTITUTION. The related loan documents permit the borrowers to obtain a release of one or more of any of the CGM AmeriCold Portfolio
     Properties prior to the permitted prepayment date; provided that certain conditions in the related loan documents are satisfied, including but not limited to, the aggregate allocated loan amounts of the substituted properties not exceeding 30% of the original principal amount of the CGM
     AmeriCold Portfolio Loan and debt service coverage tests and loan to value tests. In order to satisfy such debt service coverage ratio the borrower may defease a portion of the loan in excess of the release amount of the affected individual property.

o    MANAGEMENT. ART Manager LLC is the property manager for the CGM AmeriCold
     Portfolio Properties. The property manager is affiliated with the borrowers.

                                      B-17

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                                      B-18

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                                  [MAP OMITTED]

                                      B-19

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                           GREENSBORO CORPORATE CENTER
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                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                                                   CGM
CUT-OFF DATE PRINCIPAL BALANCE                                                $130,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                           2.7%
NUMBER OF MORTGAGE LOANS                                                                 1
LOAN PURPOSE                                                                     Refinance
SPONSOR                                        Theodore J.Georgelas and Richard M. Patrick
OWNERSHIP INTEREST                                                              Fee Simple
MORTGAGE RATE                                                                      6.0000%
MATURITY DATE                                                                 June 6, 2017
AMORTIZATION TYPE                                                       Partial IO/Balloon
ORIGINAL TERM / AMORTIZATION TERM                                                  120/360
REMAINING TERM / REMAINING AMORTIZATION TERM                                       119/360
LOCKBOX(1)                                                        In-Place Soft, Springing
UP-FRONT RESERVES
   TAX / INSURANCE                                                               Yes / Yes
   TI/LC(2)                                                                     $1,317,633
ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                               Yes / Yes
   REPLACEMENT                                                                      $7,320
   TI/LC(2)                                                                        $23,791
ADDITIONAL FINANCING(3)                                                                Yes

                                                                             GREENSBORO
                                                          GREENSBORO      CORPORATE CENTER
                                                       CORPORATE CENTER         LOAN
                                                             LOAN           COMBINATION
                                                       ----------------   ----------------
CUT-OFF DATE PRINCIPAL BALANCE                           $130,000,000        $140,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                $296                $319
CUT-OFF DATE LTV RATIO                                          67.71%              72.92%
MATURITY DATE LTV RATIO                                         63.34%              68.41%
UW NCF DSCR                                                      1.10x               1.00x

(1)  See "Lockbox Account" below for further discussion.

(2)  At closing the borrower deposited an upfront TI/LC reserve of $1,317,633 and will deposit monthly TI/LC Reserves of $23,791 capped at five years collections or $1,427,435.

(3)  See "The Loan" below for further discussion.

(4)  2007 NOI represents the trailing-12 months ending 03/31/07.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                   1
LOCATION                                                McLean, VA
PROPERTY TYPE                                     Office, Suburban
SIZE (SF)                                                  439,211
OCCUPANCY % AS OF MAY 14, 2007                              100.0%
YEAR BUILT / YEAR RENOVATED                             2000 / NAP
APPRAISED VALUE                                       $192,000,000
PROPERTY MANAGEMENT              Jones Lang LaSalle Americas, Inc.
UW ECONOMIC OCCUPANCY %                                      95.0%
UW REVENUES                                            $14,990,328
UW EXPENSES                                             $4,288,675
UW NET OPERATING INCOME (NOI)                          $10,701,653
UW NET CASH FLOW (NCF)                                 $10,328,323
2006 NOI                                               $10,848,093
2007 NOI(4)                                            $11,200,384

                                      B-20

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                           GREENSBORO CORPORATE CENTER
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                                 TENANT SUMMARY

                                          RATINGS          NET      % OF NET                                            DATE OF
                                           FITCH/        RENTABLE   RENTABLE                            % OF ACTUAL     LEASE
              TENANT NAME              MOODY'S/S&P(1)   AREA (SF)     AREA     RENT PSF   ACTUAL RENT       RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

The Mitre Corporation                     NR/NR/NR        86,166      19.6%     $27.45    $ 2,365,257       16.6%     09/30/11
Watt, Tieder, Hoffar & Fitzgerald(2)      NR/NR/NR        71,367      16.2%     $28.23    $ 2,014,690       14.1%     06/30/16
BMC Software(3)                           NR/NR/NR        49,518      11.3%     $31.20    $ 1,544,829       10.8%     11/30/08
Argy, Wiltse, & Robinson(4)               NR/NR/NR        43,194       9.8%     $28.35    $ 1,224,550        8.6%     05/31/18
IBM Software                              A+/A1/A+        27,975       6.4%     $42.99    $ 1,202,530        8.4%     02/28/10
                                                         -------     -----      ------    -----------       ----      --------
Top 5 Tenants                                            278,220      63.3%     $30.02    $ 8,351,856       58.6%      Various
Non-major Tenants                                        160,991      36.7%     $36.71    $ 5,909,638       41.4%      Various
                                                         -------     -----      ------    -----------
OCCUPIED TOTAL                                           439,211     100.0%     $32.47    $14,261,495
Vacant                                                         0       0.0%
                                                         -------     -----
COLLATERAL TOTAL                                         439,211     100.0%
                                                         =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Watt, Tieder, Hoffar & Fitzgerald subleases 3,340 SF to Enterprise Business
     Law Group LLC for a two year term commencing 06/1/06, with automatic renewals thereafter every six months. Either party may terminate on or after 12/31/07. Enterprise Business Law Group LLC pays $32.44 per SF to
     Watt, Tieder, Hoffar & Fitzgerald, with 3% increases on each anniversary.

(3)  BMC leases two spaces at the subject property. BMC leases 28,084 SF in
     Building 8401, Suite 100 through 11/30/08 and 21,434 SF in Building 8405,
     Suite 500 through 02/28/11. BMC subleases the 21,434 SF to Crestline
     Capital Corporation through 02/28/11. Crestline Capital Corporation pays
     $32.50 per SF to BMC Software with no additonal rent. BMC Software remains liable under the lease. BMC Software is entitled to receive 50% of subleased rent in excess of Crestline Capital Corporation's base rent.

(4)  Argy, Wiltse & Robinson may terminate their lease on 365 days notice as of
     05/31/13 if the landlord has not offered 9,000 SF for lease by 12/31/11.

                             LEASE ROLLOVER SCHEDULE

               # OF    WTD. AVG. IN PLACE                                                           CUMULATIVE %
              LEASES      BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   OF IN PLACE
   YEAR      ROLLING         ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   RENT ROLLING
----------------------------------------------------------------------------------------------------------------

2007             2          $ 10.39            8,259       1.9%          1.9%             0.6%           0.6%
2008             2          $ 33.03           36,147       8.2%         10.1%             8.4%           9.0%
2009             0          $  0.00                0       0.0%         10.1%             0.0%           9.0%
2010             2          $ 40.24           48,360      11.0%         21.1%            13.6%          22.6%
2011            13          $ 34.19          212,230      48.3%         69.4%            50.9%          73.5%
2012             2          $ 32.47           11,924       2.7%         72.2%             2.7%          76.2%
2013             0          $  0.00                0       0.0%         72.2%             0.0%          76.2%
2014             0          $  0.00                0       0.0%         72.2%             0.0%          76.2%
2015             0          $  0.00                0       0.0%         72.2%             0.0%          76.2%
2016             1          $ 28.23           71,367      16.2%         88.4%            14.1%          90.3%
2017             0          $  0.00                0       0.0%         88.4%             0.0%          90.3%
Thereafter       3          $ 27.04           50,924      11.6%        100.0%             9.7%         100.0%
Vacant                                             0       0.0%        100.0%
               ---                           -------     -----                          -----
TOTALS          25                           439,211     100.0%                         100.0%
               ===                           =======     =====                          =====

                                      B-21

--------------------------------------------------------------------------------
                           GREENSBORO CORPORATE CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "Greensboro Corporate Center
     Loan") is secured by a first mortgage encumbering an office building located in McLean, VA (the "Greensboro Corporate Center Property"). The
     Greensboro Corporate Center Loan has a cut-off date principal balance of
     $130,000,000, which represents approximately 2.7% of the initial mortgage pool balance. The Greensboro Corporate Center Loan was originated on June
     4, 2007 and is part of a loan combination consisting of two (2) mortgage loans in the aggregate principal amount of $140,000,000, one of which, in the principal amount of $10,000,000, is subordinate and will not be included in the trust (the "Greensboro Corporate Center Subordinate
     Non-Trust Loan"). The respective rights of the holders of the Greensboro
     Corporate Center Subordinate Non-Trust Loan and the issuing entity, as holder of the promissory note for the Greensboro Corporate Center Loan, will be governed by a co-lender agreement as described under "DESCRIPTION
     OF THE MORTGAGE POOL--The Loan Combinations--The Greensboro Corporate
     Center Loan Combination", in the offering prospectus dated July 9, 2007 relating to the offered certificates.

     The Greensboro Corporate Center Subordinate Non-Trust Loan has an interest rate of 9.129% per annum and is generally subordinate in right of payment to the Greensboro Corporate Center Loan. The Greensboro Corporate Center
     Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest. The
     Greensboro Corporate Center Loan has a remaining term of 119 months and matures on June 6, 2017. The Greensboro Corporate Center Loan may be
     prepaid on or after April 6, 2017, and permits defeasance with United
     States government obligations beginning 2 years after the issue date for the CGCMT 2007-C6 certificates.

o    THE BORROWER. The borrower is Greensboro Center Limited Partnership, a special purpose entity structured to be bankruptcy remote. Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the origination of the Greensboro Corporate Center Loan. The sponsors of the borrower are Theodore J. Georgelas and Richard M. Patrick. Mr. Georgelas
     has been responsible for the overall growth of the Georgelas Companies since 1972. Since then, the organizations have expanded from a spot builder to a multi-faceted developer of commercial, industrial, retail, and residential properties with primary geographic emphasis in the mid-Atlantic states of Virginia, Maryland, Delaware and the District of Columbia. The
     companies have developed more than 2,000,000 square feet of commercial properties and over $100,000,000 in residential projects. Mr. Patrick has acquired and sold commercial real estate since 1976. This included eight office buildings in Tysons Corner, VA totaling over 1,500,000 square feet and his current ownership in the subject property. Mr. Patrick has a 4%
     ownership interest in the Washington Capitals hockey team and the
     Washington Wizards basketball team.

o    THE PROPERTY. The Greensboro Corporate Center Property consists of two
     10-story class A office buildings containing approximately 439,211 square feet situated on approximately 7.4 acres. The Greensboro Corporate Center
     Property was constructed in 2000. The Greensboro Corporate Center Property
     is located in McLean, VA, within the Washington-Arlington-Alexandria metropolitan statistical area. The two buildings are connected by an underground three-level parking garage at each level and share a common courtyard at the entrance to each building. The parking garage contains
     1,369 parking spaces and there are 32 visitor parking spaces located at the entrances to the buildings providing for a parking ratio of 3.2 per 1,000 square feet. As of May 14, 2007, the occupancy rate for the Greensboro
     Corporate Center Property was approximately 100%.

     The largest tenant is The MITRE Corporation ("MITRE") occupying 86,166 square feet, or approximately 19.6% of the net rentable area. MITRE was founded in 1958 by a group of former MIT researchers and is headquartered in Bedford, MA. The MITRE Corporation is a not-for profit organization chartered to work in the public interest. Their expertise lies in systems engineering, information technology, operational concepts, and enterprise modernization. MITRE manages three Federally Funded Research and
     Development Centers (FFRDCs): one for the Department of Defense (known as the DOD Command, Control, Communications and Intelligence FFRDC), one for
     the Federal Aviation Administration (the Center for Advanced Aviation
     System Development), and one for the Internal Revenue Service (the Center
     for Enterprise Modernization). The MITRE Corporation has approximately
     6,500 scientists, engineers and support specialists. The MITRE lease expires in September 2011.

     The second largest tenant is Watt, Tieder, Hoffar & Fitzgerald ("WTHF"), occupying 71,367 square feet, or approximately 16.2% of the net rentable area. WTHF is one of the largest construction and surety law firms in the world, with a practice that encompasses all aspects of construction contracting and public procurement. Since its inception almost 30 years ago, WTHF has been involved in major development and construction projects, including highways, airports and seaports, rail and subway

                                      B-22

--------------------------------------------------------------------------------
                           GREENSBORO CORPORATE CENTER
--------------------------------------------------------------------------------

     systems, military bases, industrial plants, petro-chemical facilities, electric-generating plants, communication systems, and commercial and public facilities of all types in the United States and around the globe.
     The subject property serves as the WTHF's headquarters. The WTHF lease expires in June 2016.

     The third largest tenant is BMC Software ("BMC"), occupying 49,518 square feet, or approximately 11.3% of the net rentable area. BMC was founded in
     1980 and is headquartered in Houston, Texas. The company and its subsidiaries develop software that provides systems and service management solutions for large enterprises. Its customers include manufacturers, telecommunications companies, financial service providers, educational institutions, retailers, distributors, hospitals, service providers, government agencies, and value-added resellers. The company markets its products directly through its sales force, as well as resellers, distributors, and systems integrators. As of June 26, 2007, BMC's market capitalization was $6.0 billion. The BMC leases a total of 49,518 square feet, which is allocated across two spaces. Approximately 28,084 square feet expires in November 2008 and 21,434 square feet expires in February
     2011.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited by the borrower into a clearing account and transferred daily to the borrower provided no cash management period exists. In the event of and during a "cash management period", funds shall be swept on daily basis to a deposit account controlled by the lender and applied pursuant to the loan agreement (unless and until such cash management period is terminated or avoided) to debt service, required reserve deposits and operating expenses, with excess cash flow held as a supplemental reserve for leasing costs for the MITRE or WTHF space, as applicable, as indicated below, subject to certain permitted disbursements to the borrower for income taxes pursuant to the loan documents. A "cash management period" means the occurrence of (i) event of a default under the
     Greensboro Corporate Center Loan, (ii) the date that is two years prior to the MITRE lease expiration of September 30, 2011, unless the MITRE lease is renewed prior to such date, with the cash management period ending, and any supplemental reserve balance disbursed to the borrower, upon a renewal of the MITRE lease or execution of replacement leases satisfying the requirements of the loan agreement, or (iii) the date that is two years prior to the WTHF lease expiration of June 30, 2016, unless the WTHF lease is renewed prior to such date, with the cash management period ending, and any supplemental reserve balance disbursed to the borrower, upon a renewal of the WTHF lease or execution of replacement leases satisfying the requirements of the loan agreement. A cash management period (i) with respect to the MITRE space may be terminated or avoided if the borrower posts a letter of credit in the amount of $2,950,000, and (ii) with respect to the WTHF space if the borrower posts a $3,500,000 letter of credit, with the applicable letter(s) of credit released on the same basis as a cash management period would otherwise end.

o    PARTIAL RELEASE. The Borrower may obtain a release of a specified non-income producing portion of the Greensboro Corporate Center Property and/or the release of transferable development rights not required for the existing improvements on the Greensboro Corporate Center Property, in either case without required prepayment or partial defeasance of the
     Greensboro Corporate Center Loan, subject to satisfaction of conditions set forth in the loan documents, including (i) the borrower establishes to the lender's reasonable satisfaction that the partial release will not adversely affect net operating income and that the debt service coverage ratio for the remaining property is at least equal to the greater of the debt service coverage ratio for the Greensboro Corporate Center Property calculated immediately prior to the partial release and the debt service coverage ratio calculated at the time of origination of the Greensboro
     Corporate Center Loan, and (ii) the borrower established to the lender's reasonable satisfaction that the appraised value of the remaining property is sufficient to satisfy a loan-to-value ratio not in excess of the lesser of 80% or the loan-to-value ratio for the Greensboro Corporate Center
     Property calculated immediately prior to the partial release.

o    MANAGEMENT. Jones Lang LaSalle Americas, Inc. is the property manager for the Greensboro Corporate Center Property.

                                      B-23

--------------------------------------------------------------------------------
                          HYDE PARK APARTMENT PORTFOLIO
-------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                                      B-24

--------------------------------------------------------------------------------
                          HYDE PARK APARTMENT PORTFOLIO
-------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      B-25

--------------------------------------------------------------------------------
                          HYDE PARK APARTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   LOAN INFORMATION

MORTGAGE LOAN SELLER                                                           LaSalle
CUT-OFF DATE PRINCIPAL BALANCE                                            $123,150,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                       2.6%
NUMBER OF MORTGAGE LOANS                                                             1
LOAN PURPOSE                                                               Acquisition
SPONSOR                                       Lyrical-Antheus Realty Partners II, L.P.
OWNERSHIP INTEREST                                                          Fee Simple
MORTGAGE RATE                                                                  5.9100%
MATURITY DATE                                                            April 1, 2017
AMORTIZATION TYPE                                                        Interest Only
ORIGINAL TERM / AMORTIZATION TERM                                  120 / Interest Only
REMAINING TERM / REMAINING AMORTIZATION
TERM                                                               117 / Interest Only
LOCKBOX                                                                           None
UP-FRONT RESERVES
   TAX / INSURANCE                                                           Yes / Yes
   CAPITAL IMPROVEMENTS                                                    $26,560,000
   DEBT SERVICE(1)                                                          $4,000,000
ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                                              Yes / No
   REPLACEMENT(2)                                                            Springing
ADDITIONAL FINANCING(3)                                                            Yes
CUT-OFF DATE PRINCIPAL BALANCE                                            $123,150,000
CUT-OFF DATE PRINCIPAL BALANCE/UNIT                                           $129,495
CUT-OFF DATE LTV RATIO(4)                                                       78.43%
MATURITY DATE LTV RATIO(4)                                                      78.43%
UW NCF DSCR(5)                                                                   1.61x

(1)  $4,000,000 was deposited into a debt service reserve account at closing to fund debt service shortfalls for the Hyde Park Apartment Portfolio Loan.
     Funds held in the debt service reserve account will be disbursed on each monthly payment date in an amount equal to the debt service shortfall, should a debt service shortfall exist. All funds held in the debt service reserve account will be released to the Hyde Park Apartment Portfolio
     Borrower upon the satisfaction of certain terms and conditions, including:
     (i) no event of default has occurred and is continuing, (ii) the DSCR is greater than or equal to 1.10x for two consecutive quarters and (iii) the
     Hyde Park Apartment Portfolio Borrower has completed all required capital improvements. In the event that the Hyde Park Apartment Portfolio Borrower has not completed all required capital improvements, but clauses (i) and
     (ii) above are satisfied, funds in the debt service reserve account may be used to pay for required capital improvements.

(2)  Commencing on April 1, 2011, the Hyde Park Apartment Portfolio Borrower is
     required to deposit an amount equal to 1/12 of the product of $250 and the number of residential units at the Hyde Park Apartment Portfolio
     Properties.

(3)  See, "Mezzanine Debt" below for further discussion.

(4)  Appraised Value, Cut-off Date LTV Ratio and Maturity Date LTV Ratio are
     based on the "As-Stabilized" appraised value as of September 1, 2010. The
     "As-Is" appraised value is $114,128,128 as of February 21, 2007. Assuming a
     Cut-Off Date Principal Balance of $92,590,000, which is net of capital improvement reserve funds and debt service reserve funds, the resulting
     "As-Is" Cut-off Date LTV Ratio and resulting "As-Is" Maturity Date LTV
     Ratio is 81.13%.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                  43
LOCATION                                               Chicago, IL
PROPERTY TYPE                            Multifamily, Conventional
SIZE (UNITS)                                                   951
OCCUPANCY % AS OF JUNE 4, 2007                               81.8%
YEAR BUILT / YEAR RENOVATED                      Various / Various
APPRAISED VALUE(4)                                    $157,016,726
PROPERTY MANAGEMENT                MAC Property Management, L.L.C.
UW ECONOMIC OCCUPANCY %                                      94.0%
UW REVENUES(5)                                         $16,027,803
UW EXPENSES(5)                                          $3,936,446
UW NET OPERATING INCOME (NOI)(5)                       $12,091,357
UW NET CASH FLOW (NCF)(5)                              $11,853,607

(5)  UW NCF DSCR, UW Revenues, UW Expenses, UW NOI, and UW NCF are based on underwritten cash flows for 2011. For purposes of calculating the UW NCF as of 2011, the ongoing renovations are assumed to result in approximately one-third of all units being renovated in each of the next 3 years with all units completed in 2011. Each unit is assumed to be rented at market rent in 2011. The assumed 2011 market rents were calculated assuming the 2007 market rents and a 3% annual increase thereto. The NCF DSCR, based on the annualized rent roll as of June 4, 2007, is 0.85x.

                                      B-26

--------------------------------------------------------------------------------
                          HYDE PARK APARTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                PORTFOLIO SUMMARY

                                                           CUT-OFF                                  OCCUPANCY %
                                                       ALLOCATED LOAN   YEAR BUILT /    NUMBER    (AS OF JUNE 4,     APPRAISED
PROPERTY NAME                                              BALANCE       RENOVATED     OF UNITS       2007)            VALUE
----------------------------------------------------   --------------   ------------   --------   --------------   ------------

5034-56 S. Woodlawn Avenue                              $  4,459,200     1920/2000         45         93.33%          5,497,606
5118-5120 South Greenwood                                  1,934,400     1912/2000          6         50.00           2,700,951
5218-5220 South Kimbark                                    1,864,200     1903/2000          6        100.00           2,605,248
5237-5245 South Kenwood, 1368-1370 E. 53rd                 2,624,200     1907/2000         19         52.63           3,222,001
5128-5132 South Cornell Avenue                               841,900     1905/2000          9        100.00           1,074,000
5120 South Hyde Park                                       3,110,200     1921/2000         40         90.00           3,806,853
5202-5210 South Cornell                                    1,983,500     1907/2000         27         85.19           2,445,743
5234-5244 South Ingleside, 912-914 E. 53rd                 3,499,400     1912/2000         22         86.36           4,285,368
5320-5326 South Drexel                                     3,153,800     1923/2000         31         67.74           3,860,021
5301-5307 South Maryland, 839-843 E. 53rd St.              3,314,600     1897/2000         21         23.81           4,062,061
5355-5361 South Cottage Grove, 804-808 E. 54th St.         3,094,000     1907/2007         21         85.71           3,785,585
5350-5358 South Maryland Ave., 812-816 E. 54th St.         2,490,800     1912/2000         21         66.67           3,073,130
5401-5409 South Cottage Grove, 807-811 E. 54th St.         2,932,300     1914/2000         21         61.90           3,615,447
5400-5406 South Maryland Ave., 825-827 E. 54th St.         3,256,900     1897/2000         18         44.44           4,253,467
5401-5405 South Drexel Ave., 909-911 E. 54th St.           1,904,900     1912/2000         13         38.46           2,456,377
5400-5408 South Ingleside Ave., 913-915 E. 54th St.        3,072,200     1913/2000         19         47.37           3,934,457
5452-5466 South Ellis Ave., 949-957 E. 54th Pl.            5,188,100     1913/2000         31         93.55           6,348,299
5411-5421 South Ellis Avenue                               4,534,500     1914/2000         31         83.87           5,561,408
5326-5336 South Greenwood Avenue                           5,524,100     1923/2000         43         74.42           6,805,547
5300-5308 South Greenwood Ave., 1021-1029 E. 53rd          3,711,100     1914/2000         25         80.00           4,604,378
5335-5337 South Woodlawn Avenue                            1,826,500     1909/2000          6        100.00           2,552,080
5339-5345 South Woodlawn Ave., 1204-1224 E. 54th St.       4,989,200     1909/2000         25         88.00           6,178,161
5405-5407 South Woodlawn Avenue                            1,392,900     1897/2000         18         94.44           1,775,822
5335-5345 South Kimbark Ave., 1304-1308 E. 54th St.        4,883,000     1910/2000         25         92.00           6,039,923
5457-5459 South Blackstone Avenue                          1,376,900     1908/2000         18         94.44           1,754,555
1515-1521 East 54th St.                                    3,405,100     1897/2000         16         68.75           4,444,873
5300-5308 South Hyde Park Avenue                           3,768,100     1909/2000         38        100.00           4,668,180
5336 South Hyde Park Avenue                                1,400,800     1909/2000         19         68.42           1,786,456
5468-5470 South Hyde Park Boulevard                        1,724,800     1908/2000          6        100.00           2,403,209
5474-5480 South Hyde Park Boulevard                        2,365,800     1907/2000         29         85.71           2,945,526
5487-5491 South Hyde Park Boulevard                        1,839,100     1903/2000          6         83.33           2,562,714
5507-5509 South Hyde Park Boulevard                        1,810,900     1906/2000          6         83.33           2,520,179
5524-5526 South Everett Avenue                             1,734,400     1903/2000          6         83.33           2,413,842
5528-5532 South Everett Avenue                             2,794,700     1912/2000         35         76.47           3,466,575
5715-5725 South Kimbark Avenue                             2,512,800     1911/2000         19         89.47           3,211,367
1509-1517 E. 57th St., 5707-5709 South Harper Ave.         4,623,100     1887/2000         22         86.36           5,720,913
5201 South Greenwood Avenue                                4,567,500     1911/2000         24        100.00           5,657,111
4850 South Drexel Boulevard                                2,401,400     1913/1992         41         73.17           2,988,060
5111 South Kimbark Avenue                                  1,675,800     1910/2006         12         91.67           2,148,001
5415-5425 South Woodlawn Avenue                            3,188,100     1924/NAP          38         97.37           3,955,724
5416-5430 South Woodlawn Avenue                            3,343,800     1924/NAP          38         97.37           4,147,130
5401-5403 South Woodlawn Ave., 1211-1213 E. 54th St.       1,692,500     1895/2000         12        100.00           3,275,169
5337 South Hyde Park Avenue                                1,338,500     1897/2000         23        100.00           2,403,209
                                                        ------------                      ---        ------        ------------
                                                        $123,150,000                      951         81.77%       $157,016,726
                                                        ============                      ===        ======        ============

                                      B-27

--------------------------------------------------------------------------------
                          HYDE PARK APARTMENT PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "Hyde Park Apartment Portfolio Loan") is secured by a first mortgage encumbering 43 multifamily properties, comprised of 951 units, located in Chicago, Illinois (the "Hyde Park
     Apartment Portfolio Properties"). The Hyde Park Apartment Portfolio Loan
     has a cut-off date balance of $123,150,000 and represents approximately
     2.6% of the initial mortgage pool balance. The Hyde Park Apartment
     Portfolio Loan was originated on March 29, 2007 and provides for interest only payments for the entire loan term.

     The Hyde Park Apartment Portfolio Loan has a remaining term of 117 months and matures on April 1, 2017. The Hyde Park Apartment Portfolio Loan may be
     prepaid on or after October 1, 2016 and permits defeasance with United
     States government obligations beginning 2 years after the issue date for the series CGCMT 2007-C6 certificates.

o    THE BORROWER. The borrower is 5401 - 5409 S. Cottage Grove, LLC, a Delaware limited liability company, and 42 affiliated Delaware limited liability companies, each of which is a special purpose entity (collectively, the
     "Hyde Park Apartment Portfolio Borrower"). Non-consolidation opinions were delivered in connection with the origination of the Hyde Park Apartment
     Portfolio Loan. The sponsor of the Hyde Park Apartment Portfolio Borrower is Lyrical-Antheus Realty Partners II, L.P., a private investment fund.

o    THE PROPERTIES. The Hyde Park Apartment Portfolio Properties are comprised of 43 multifamily properties, which include 948 residential units and 3 commercial units, located in Chicago, Illinois. The Hyde Park Apartment
     Portfolio Properties are currently undergoing renovations. All units are expected to be renovated by 2011. The Borrower has escrowed $26,560,000 for capital improvements. It cannot be assured that the renovations will be completed as expected or that the apartments will be rented at the assumed rents in 2011. See "Hyde Park Apartment Portfolio Summary" for additional information about the Hyde Park Apartment Portfolio Properties.

o    MEZZANINE DEBT. The Hyde Park Apartment Portfolio Borrower is permitted to incur future mezzanine financing subject to certain terms and conditions, including: (i) an aggregate loan-to-value ratio no greater than 90%, (ii)
     an aggregate debt service coverage ratio no less than 1.10x, (iii) the mezzanine debt lender enters into an intercreditor agreement in form and substance acceptable to lender and (iv) confirmation is received from the respective rating agencies that the incurrence of such mezzanine debt will not cause the rating of any class of certificates to be qualified, withdrawn, or downgraded.

o    MANAGEMENT. MAC Property Management, L.L.C. ("MAC") is the property manager for the Hyde Park Apartment Portfolio Properties. MAC is affiliated with the sponsor of the Hyde Park Portfolio Loan. MAC currently manages approximately 2,600 multifamily units located in 29 multifamily buildings located in Chicago, Kansas City, Dallas and Houston.

o    PARTIAL RELEASES. On any date after March 29, 2007, the Hyde Park Apartment
     Portfolio Borrower may obtain a release of one or more Hyde Park Apartment
     Portfolio Properties subject to the satisfaction of certain terms and conditions, including: (i) a release fee of 0.75% of the aggregate allocated loan amount(s) of the property(s) to be released is paid, (ii)
     the allocated loan amount(s) of the property(s) to be released is prepaid, and (iii) the aggregate allocated loan amount(s) of the property(s) to be released may not exceed $11,500,000 and no release may cause the aggregate allocated loan amount(s) of the released property(s) to exceed $11,500,000.
     Additionally, on any date on or after August 1, 2009, the Hyde Park
     Apartment Portfolio Borrower may obtain a release of one or more Hyde Park
     Apartment Portfolio Properties by partial defeasance of the Hyde Park
     Apartment Portfolio Loan subject to the satisfaction of certain terms and conditions, including but not limited to: (i) the Hyde Park Apartment
     Portfolio Borrower must defease an amount equal to 110% of the Hyde Park
     Apartment Portfolio Loan amount allocated for the released property(s),
     (ii) after giving effect to such release(s), the debt service coverage ratio is greater than or equal to 1.10x, and (iii) after giving effect to such release(s), the loan-to-value ratio is not greater than the loan-to-value ratio on March 29, 2007. Lastly, on any date after September
     25, 2007, the Hyde Park Apartment Portfolio Borrower may obtain a release of one or more Hyde Park Apartment Portfolio Properties having an aggregate allocated loan amount of the property(s) to be released greater than
     $15,000,000 by transfer to a third party (a "Partial Transferee") subject to the satisfaction of certain terms and conditions, including: (i) the
     Partial Transferee must assume a portion of the Hyde Park Apartment
     Portfolio Loan in an amount equal to the aggregate Hyde Park Apartment
     Portfolio Loan amount(s) allocated for the released property(s), (ii) after giving effect to such release(s), the debt service coverage ratio is greater than or equal to 1.10x and (iii) after giving effect to such release(s), the loan-to-value ratio is not greater than the loan-to-value ratio on March 29, 2007.

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                             WACHOVIA CAPITOL CENTER
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                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                             LaSalle
CUT-OFF DATE PRINCIPAL BALANCE                              $120,300,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                         2.5%
NUMBER OF MORTGAGE LOANS                                               1
LOAN PURPOSE                                                 Acquisition
SPONSOR                                                Maxwell B. Drever
OWNERSHIP INTEREST                                  Fee Simple/Leasehold
MORTGAGE RATE                                                    5.5700%
MATURITY DATE                                           February 1, 2017
AMORTIZATION TYPE                                          Interest Only
ORIGINAL TERM / AMORTIZATION TERM                    120 / Interest Only
REMAINING TERM / REMAINING AMORTIZATION TERM         115 / Interest Only
LOCKBOX                                                   In-Place Soft,
                                               Springing Cash Management
UP-FRONT RESERVES
   TAX / INSURANCE                                             Yes / Yes
   TI/LC                                                      $2,000,000
   WOMBLE CARLYLE FREE RENT                                      $44,751
   TENANT SPECIFIC TI/LC(1)                                     $159,271
ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                               Yes / Yes
   REPLACEMENT(2)                                                 $9,390
   TI/LC(3)                                                    Springing
ADDITIONAL FINANCING(4)                                              Yes
CUT-OFF DATE PRINCIPAL BALANCE                              $120,300,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                   $215
CUT-OFF DATE LTV RATIO                                            77.61%
MATURITY DATE LTV RATIO                                           77.61%
UW NCF DSCR                                                        1.35x

(1)  At closing, $159,271 was escrowed for TI/LC costs associated with the lease agreements for Parker Poe Adams & Bernstein, L.L.P.($7,500), ColeJenest &
     Stone, P.A. ($104,608), Lawrence Bewley & Associates ($1,604), Spectrum LLC
     ($10,732) and Deloitte & Touche USA LP ($34,827).

(2)  The replacement reserve account is capped at $563,412, so as long as no event of default has occurred and is continuing. Lender may re-assess its estimate of the amount necessary for the replacement reserve account from time to time, and may increase the monthly amount required to be deposited into the replacement reserve account if lender determines in its reasonable discretion that an increase is necessary to maintain proper maintenance and operation of the Wachovia Capitol Center Property.

(3)  Beginning on March 1, 2008, the Wachovia Capitol Center Property Borrower
     shall make monthly deposits of $46,951.

(4)  See "Additional Financing" below for further discussion.

(5)  2006 NOI represents the trailing-12 months ending 11/30/06.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                            1
LOCATION                                                        Raleigh, NC
PROPERTY TYPE                                                   Office, CBD
SIZE (SF)                                                           559,983
OCCUPANCY % AS OF JANUARY 25, 2007                                    90.8%
YEAR BUILT / YEAR RENOVATED                                     1991 / 2001
APPRAISED VALUE                                                $155,000,000
PROPERTY MANAGEMENT                  Spectrum Properties Management Company
UW ECONOMIC OCCUPANCY %                                               90.0%
UW REVENUES                                                     $14,291,368
UW EXPENSES                                                      $4,660,778
UW NET OPERATING INCOME (NOI)                                    $9,630,590
UW NET CASH FLOW (NCF)                                           $9,179,861
2005 NOI                                                         $8,651,384
2006 NOI(5)                                                      $9,047,679

                                      B-32

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                             WACHOVIA CAPITOL CENTER
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                                 TENANT SUMMARY

                                                   RATINGS         NET       % OF NET
                                                   FITCH/        RENTABLE    RENTABLE
                 TENANT NAME                   MOODY'S/S&P(1)   AREA (SF)      AREA
-------------------------------------------------------------------------------------

Wachovia Bank, National Association              AA-/Aa3/AA-     105,788       18.9%
Smith, Anderson, Blount, Dorsett, Mitchell &
   Jernigan, L.L.P.                               NR/NR/NR        91,998       16.4
Womble Carlyle Sandridge & Rice, P.L.L.C.         NR/NR/NR        67,512       12.1
Parker Poe Adams & Bernstein LLP                  NR/NR/NR        46,069        8.2
Deloitte & Touche USA LLP                         NR/NR/NR        27,731        5.0
                                                                 -------      -----
Top 5 Tenants                                                    339,098       60.6%
Non-major Tenants                                                169,215       30.2%
                                                                 -------      -----
OCCUPIED TOTAL                                                   508,313       90.8%
Vacant Space                                                      51,670        9.2%
                                                                 -------      -----
COLLATERAL TOTAL                                                 559,983      100.0%
                                                                 =======      =====

                                                                         % OF       DATE OF
                                                                        ACTUAL       LEASE
                TENANT NAME                    RENT PSF   ACTUAL RENT    RENT     EXPIRATION
--------------------------------------------------------------------------------------------

Wachovia Bank, National Association             $22.32    $ 2,361,438    21.1%   10/31/24(2)
Smith, Anderson, Blount, Dorsett, Mitchell &
   Jernigan, L.L.P.                             $24.00    $ 2,207,952    19.8    09/30/11(3)
Womble Carlyle Sandridge & Rice, P.L.L.C.       $22.14    $ 1,494,606    13.4    12/31/15
Parker Poe Adams & Bernstein LLP                $27.67    $ 1,274,507    11.4    11/30/14(4)
Deloitte & Touche USA LLP                       $22.00    $   610,082     5.5    06/30/16
                                                ------    -----------   -----    --------
Top 5 Tenants                                   $23.44    $ 7,948,586    71.2%
Non-major Tenants                               $19.02    $ 3,218,087    28.8%
                                                ------    -----------   -----
OCCUPIED TOTAL                                  $21.97    $11,166,673   100.0%
Vacant Space
COLLATERAL TOTAL

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  27,623 square feet expires on 10/31/2009

(3)  Tenant may terminate the lease on 180 days notice if Tenant dissolves or ceases to operate as a law firm. Tenant termination fee is the portion of the upfitting allowance provided to Tenant in excess of $15.00/SF amortized over 15 years at 9% interest plus 12 months rent. Tenant shall not be deemed to have dissolved if more than 50% of the partners in interest of the Tenant associate themselves with the same law firm within the period running from six months prior to the dissolution and six months thereafter.

(4)  1,422 square feet expires on 3/31/2010

                             LEASE ROLLOVER SCHEDULE

               # OF    WTD. AVG. IN PLACE                                                           CUMULATIVE %
              LEASES      BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   OF IN PLACE
   YEAR      ROLLING         ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   RENT ROLLING
----------------------------------------------------------------------------------------------------------------

MTM              5           $ 0.00           21,702       3.9%          3.9%            3.7%           3.7%
2007             1           $19.25            3,937       0.7%          4.6%            0.7%           4.3%
2008             5           $20.11           45,614       8.1%         12.7%            8.2%          12.6%
2009             7           $18.07           42,923       7.7%         20.4%            6.9%          19.5%
2010             6           $18.98           18,532       3.3%         23.7%            3.1%          22.6%
2011             8           $23.42          102,706      18.3%         42.0%           21.5%          44.2%
2012             0           $ 0.00                0       0.0%         42.0%            0.0%          44.2%
2013             0           $ 0.00                0       0.0%         42.0%            0.0%          44.2%
2014             5           $23.43           67,881      12.1%         54.2%           14.2%          58.4%
2015             7           $22.14           99,122      17.7%         71.9%           19.7%          78.1%
2016             1           $22.00           27,731       5.0%         76.8%            5.5%          83.6%
2017             0           $ 0.00                0       0.0%         76.8%            0.0%          83.6%
Thereafter       1           $23.50           78,165      14.0%         90.8%           16.4%         100.0%
Vacant                                        51,670       9.2%        100.0%
               ---                           -------     -----                         -----
TOTALS         46                            559,983     100.0%                        100.0%
               ===                           =======     =====                         =====

                                      B-33

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                             WACHOVIA CAPITOL CENTER
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o    THE LOAN. The mortgage loan (the "Wachovia Capitol Center Loan") is secured by a fee and leasehold deed of trust and security agreement on an office building and adjacent multi-story parking garage located in Raleigh, North
     Carolina (the "Wachovia Capitol Center Property"). The Wachovia Capitol
     Center Loan has a cut-off date principal balance of $120,300,000 and represents approximately 2.5% of the initial mortgage pool balance. The
     Wachovia Capitol Center Loan was originated on January 31, 2007 and provides for interest only payments for the entire loan term.

     The Wachovia Capitol Center Loan has a remaining term of 115 months and matures on February 1, 2017. The Wachovia Capitol Center Loan may be
     prepaid on or after November 1, 2016 and permits defeasance with United
     States government obligations beginning 2 years after the issue date for the series CGCMT 2007-C6 certificates. Beginning March 1, 2012 and continuing each loan year thereafter, the Wachovia Capitol Center Borrower
     (as defined below) may prepay, without any prepayment premium or yield maintenance charge, an amount equal to 1% or less of the original principal balance of the Wachovia Capitol Center Loan.

o    THE BORROWER. The borrower is 35 special purpose entities (collectively,
     "Wachovia Capitol Center Borrower") each structured to be special purpose entities and all jointly and severally liable for the repayment of the
     Wachovia Capitol Center Loan. The Wachovia Capitol Center Borrower holds title to the Wachovia Capitol Center Property in fee and leasehold as tenants-in-common. Non-consolidation opinions were delivered in connection with the origination of the Wachovia Capitol Center Loan. The sponsor for the Wachovia Capitol Center Loan is Maxwell B. Drever. Maxwell B. Drever
     has more than 35 years of experience in commercial real estate and is a principal of Argus Realty Investors, L.P. Argus Realty Investors, L.P. is
     involved in tax-deferred property exchanges and currently has approximately eight million square feet of commercial real estate under management.

o    THE PROPERTY. The Wachovia Capitol Center Property is comprised of a 30 story office building totaling approximately 550,979 square feet, an adjacent multi-story parking garage with approximately 9,004 square feet of ground floor retail space and a pedestrian access area for access to the parking garage, all situated on approximately 2.5 acres. The office portion of the Wachovia Capitol Center Property was constructed in 1991 while the parking garage was constructed in 2001. The Wachovia Capitol Center
     Property is located in Raleigh, North Carolina, within the Raleigh, North
     Carolina metropolitan statistical area. As of January 25, 2007, the occupancy rate for the Wachovia Capitol Center Property was approximately
     90.8%.

     The largest tenant located at the Wachovia Capitol Center Property is
     Wachovia Bank, National Association ("Wachovia") (NYSE:WB) occupying approximately 105,788 square feet, or approximately 18.9% of the net rentable area. Wachovia was founded in 1879 and is headquartered in
     Charlotte, North Carolina. As of May, 2007, Wachovia was rated, "Aa3" by
     Moody's, "AA-" by S&P and "AA-" by Fitch. Approximately 27,623 square feet of the Wachovia lease expires in October, 2009 and approximately
     78,165 square feet expires in October, 2024.

     The second largest tenant located at the Wachovia Capitol Center Property is Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.
     ("SABDM&J"), occupying approximately 91,998 square feet, or approximately
     16.4% of the net rentable area. SABDM&J is a full service law firm, founded in 1912. The SABDM&J lease expires in September, 2011.

     The third largest tenant located at the Wachovia Capitol Center Property is
     Womble Carlyle Sandridge & Rice, P.L.L.C. ("WCS&R"), occupying approximately 67,512 square feet, or approximately 12.1% of the net rentable area. WCS&R was established in 1876 and currently is comprised of approximately 530 lawyers in eleven offices throughout the Southeast. The
     WCS&R lease expires in December, 2015.

o    LOCK BOX ACCOUNT. The Wachovia Capitol Center Borrower or the property manager is required to cause all rent and other revenue from the Wachovia
     Capitol Center Property to be deposited directly into a clearing account under the control of the lender. The rents and other revenue will then be transferred to a lockbox account maintained by the lender from which all required payments and deposits to reserves under the Wachovia Capitol
     Center Loan will be made. The Wachovia Capitol Center Borrower will have access to the remaining funds after all such required payments are made provided no Wachovia Capitol Center Cash Management Period exists. A
     "Wachovia Capitol Center Cash Management Period" will be in effect upon

                                      B-34

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                             WACHOVIA CAPITOL CENTER
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     the occurrence of (i) an event of default under the Wachovia Capitol Center
     Loan until the cure of such default, (ii) the bankruptcy or insolvency of the Wachovia Capitol Center Borrower or the property manager until (i) in case of bankruptcy or insolvency of the Wachovia Capitol Center Borrower, the emergence of the Wachovia Capitol Center Borrower from bankruptcy with no adverse consequences to the Wachovia Capitol Center Property or the
     Wachovia Capitol Center Loan or (ii) in case of bankruptcy or insolvency of the property manager, the replacement of such property manager with a qualified property manager under the loan documents, or (iii) at any time the debt service coverage ratio for a preceding 6 month period, annualized, is less than 1.15x until the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

o    ADDITIONAL FINANCING. If the Wachovia Capitol Center Property is sold and the Wachovia Capitol Center Loan is assumed by the transferee, the transferee is permitted to incur additional subordinate indebtedness secured by the Wachovia Capitol Center Property, upon the satisfaction of certain terms and conditions, including: (i) the sum of the outstanding balance of the Wachovia Capitol Center Loan plus the amount of subordinate financing shall not exceed 80% of the then fair market value of the
     Wachovia Capitol Center Property; (ii) the then debt service coverage ratio of the Wachovia Capitol Center Property will be equal to or greater than
     1.10x and (iii) the lender has received written confirmation from the applicable rating agencies stating, among other things, that the transaction will not result in a downgrade of the then current ratings of the certificates.

     Any of the potential 35 tenants-in-common are permitted to convey 100% (but not less) of its ownership interests in the Wachovia Capitol Center
     Borrower to a new special purpose entity (collectively, the "TIC Mezzanine
     Borrowers") which may in turn pledge all or any portion of the TIC
     Mezzanine Borrowers' limited liability company interests in the tenant-in-common to secure a loan (all such loans together, the "TIC
     Mezzanine Loan") to the TIC Mezzanine Borrowers, upon satisfaction of certain terms and conditions, including but not limited to: (i) the combined amount of the then outstanding principal balance amounts of the
     TIC Mezzanine loan and the Wachovia Capitol Center Loan shall not exceed
     80% of the fair market value of the Wachovia Capitol Center Property; (ii)
     the then debt service coverage ratio on the combined amount of the Wachovia
     Capitol Center Loan and the TIC Mezzanine Loan will be equal to or greater than 1.10x; and (iii) the TIC Mezzanine Loan lender and the lender will enter into a subordination and intercreditor agreement.

o    GROUND LEASE. A portion of the Wachovia Capitol Center Property is on two separate ground leases. The first ground lease is on land under the parking garage. The ground lease expires in 2029, with no renewal options. The
     Wachovia Capitol Center Borrower has the option to purchase the fee for
     $5,000,000 at any time during the lease term upon 60 days prior notice. The second ground lease is on land which provides pedestrian access to the parking garage. The ground lease expires in 2030 and has two twenty-five year renewal options. The lender has certain rights to cure any default of the Wachovia Capitol Center Borrower under the ground leases and is entitled to a new lease upon the termination of either of the ground leases for any reason.

o    MANAGEMENT. Spectrum Properties Management Company ("Spectrum") is the
     property manager for the Wachovia Capitol Center Property. Spectrum currently manages approximately 4.2 million square feet of commercial real estate in North Carolina and South Carolina.

                                      B-35

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                               ALA MOANA PORTFOLIO
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                               ALA MOANA PORTFOLIO
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                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                                           LaSalle
CUT-OFF DATE PRINCIPAL BALANCE(1)                                         $100,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                       2.1%
NUMBER OF MORTGAGE LOANS                                                             1
LOAN PURPOSE                                                                 Refinance
SPONSOR                                                        GGP Limited Partnership
OWNERSHIP INTEREST                                            Fee Simple and Leasehold
MORTGAGE RATE                                                                 5.60275%
MATURITY DATE                                                        September 1, 2011
AMORTIZATION TYPE                                                        Interest Only
ORIGINAL TERM / AMORTIZATION TERM                                   60 / Interest Only
REMAINING TERM / REMAINING
   AMORTIZATION TERM                                                50 / Interest Only
LOCKBOX                                       In-Place Hard, Springing Cash Management
UP-FRONT RESERVES
   TAX / INSURANCE                                                             No / No
ONGOING MONTHLY RESERVES
   TAX / INSURANCE / GROUND RENT(2)                                          Springing
   REPLACEMENT(2)                                                            Springing
   ROLLOVER RESERVE(2)                                                       Springing
ADDITIONAL FINANCING                                                               Yes

                                                        ALA MOANA        ALA MOANA
                                                    PORTFOLIO NOTE A   PORTFOLIO LOAN
                                                         LOANS(1)       COMBINATION(1)
                                                    ----------------   ---------------
CUT-OFF DATE PRINCIPAL BALANCE                       $1,200,000,000    $1,500,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                    $          603    $          754
CUT-OFF DATE LTV RATIO                                        51.51%            64.39%
MATURITY DATE LTV RATIO                                       51.51%            64.39%
UW NCF DSCR(3)                                                 1.81x             1.45x
LOAN SHADOW RATING
FITCH/MOODY'S/S&P                                        A-/A3/BBB-

(1)  The total loan amount of the Ala Moana Portfolio Properties was
     $1,500,000,000 (collectively, the "Ala Moana Portfolio Loan Combination")
     evidenced by multiple senior pari passu notes totaling $1,200,000,000 and multiple junior companion notes totaling $300,000,000 (the "Ala Moana
     Portfolio Subordinate Non-Trust Loans"). Two senior pari passu note totaling $100,000,000 (the "Ala Moana Portfolio Mortgage Loan") are
     included in the trust fund. The remaining pari passu notes totaling
     $1,100,000,000 (the "Ala Moana Portfolio Pari Passu Non-Trust Loans") and
     the Ala Moana Portfolio Subordinate Non-Trust Loans totaling $300,000,000 are not included in the trust fund. One $300,000,000 Ala Moana Portfolio
     Pari Passu Non-Trust Loan was included in the securitization of the
     Deutsche Mortgage and Asset Receiving Corporation, CD 2006-CD3 Commercial
     Mortgage Pass-Through Certificates (the "CD 2006-CD3 Transaction"). One
     $96,000,000 Ala Moana Portfolio Pari Passu Non-Trust Loan and multiple Ala
     Moana Portfolio Subordinate Non-Trust Loans totaling $115,000,000 were included in the securitization of the Citigroup Commercial Mortgage
     Securities Inc., CGCMT 2006-C5 Commercial Mortgage Pass-Through
     Certificates (the "CGCMT 2006-C5 Transaction"). One $200,000,000 Ala Moana
     Portfolio Pari Passu Non-Trust Loan and one Ala Moana Portfolio Subordinate
     Non-Trust Loan totaling $25,000,000 were included in the securitization of the CWCapital Commercial Funding Corp., COBALT 2006-C1 Commercial Mortgage
     Pass-Through Certificates (the "COBALT 2006-C1 Transaction"). Two Ala Moana
     Portfolio Pari Passu Non-Trust Loans totaling $404,000,000 were included in the securitization of the Citigroup Commercial Mortgage Securities Inc., CD
     2007-CD4 Commercial Mortgage Pass-Through Certificates (the "CD 2007-CD4
     Transaction"). One $100,000,000 Ala Moana Portfolio Pari Passu Non-Trust
     Loan was included in the securitization of the CWCapital Commercial Funding
     Corp., COBALT 2007-C2 Commercial Mortgage Pass-Through Certificates (the
     "COBALT 2007-C2 Transaction").

(2)  Upon the occurrence and during the continuation of an Ala Moana Portfolio
     Trigger Event (as defined below), the Ala Moana Portfolio Borrower is required to escrow (a) 1/12 of estimated annual real estate taxes, insurance premiums, and ground rent monthly, (b) $41,664.67 monthly, subject to a cap of $499,976, into a Replacement Reserve, and (c)
     $110,987.08 monthly, subject to a cap of $1,331,845, into a rollover reserve.

(3)  UW NCF DSCR and UW NCF does not include normalized leasing costs or capital expenditures. In addition, a $10,000,000 master lease provided by GGP
     Kapiolani Development L.L.C. was underwritten and included in the calculation of UW NCF DSCR.

(4)  See, "Ala Moana Portfolio Mortgage Loan Summary" below for further discussion.

(5)  2006 NOI represents the trailing-12 months ending 05/31/06.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                                 4
LOCATION                                                        Honolulu, Hawaii
PROPERTY TYPE                                                  Retail and Office
SIZE (SF)                                                              1,989,759
OCCUPANCY % AS OF JUNE 27, 2006                                            95.8%
YEAR BUILT / YEAR RENOVATED(4)                                           Various
APPRAISED VALUE                                                   $2,329,500,000
PROPERTY MANAGEMENT                                                 Self Managed
UW ECONOMIC OCCUPANCY %                                                    98.2%
UW REVENUES                                                         $161,818,908
UW EXPENSES                                                          $38,279,942
UW NET OPERATING INCOME (NOI)                                       $123,538,966
UW NET CASH FLOW (NCF)(3)                                           $123,538,966
2005 NOI                                                            $102,850,117
2006 NOI(5)                                                         $107,239,288

                                      B-38

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                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                         % OF NET
                                          RATINGS         NET RENTABLE   RENTABLE
           TENANT NAME             FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA
---------------------------------------------------------------------------------

Anchor Owned
Neiman Marcus, Inc.                      NR/NR/NR

Anchor Tenants
Sears, Roebuck & Co.                     BB/NR/BB+            341,199      17.1%
Macy's Department Stores, Inc.         BBB+/Baa1/BBB          326,860      16.4%
                                                            ---------     -----
Total Anchor Tenants                                          668,059      33.6%
Shirokiya Incorporated                   NR/NR/NR              53,515       2.7%
Old Navy, Inc.                        BBB-/Baa3/BBB-           33,221       1.7%
Longs Drugs                              NR/NR/NR              31,049       1.6%
Barnes & Noble Booksellers, Inc.         NR/NR/NR              30,758       1.5%
Banana Republic, Inc.                  BBB-/Ba3/BBB-           22,639       1.1%
                                                            ---------     -----
Top 5 In-Line Tenants                                         171,182       8.6%
Non-major Tenants(3)                                        1,066,636      53.6%
                                                            ---------     -----
Occupied Total                                              1,905,877      95.8%
Vacant                                                         83,882       4.2%
                                                            ---------     -----
COLLATERAL TOTAL                                            1,989,759     100.0%
                                                            =========     =====

                                                                              DATE OF
                                                              % OF ACTUAL      LEASE
           TENANT NAME             RENT PSF   ACTUAL RENT        RENT       EXPIRATION
--------------------------------------------------------------------------------------

Anchor Owned
Neiman Marcus, Inc.                SHADOW ANCHOR -- NOT PART OF COLLATERAL
Anchor Tenants
Sears, Roebuck & Co.                $ 0.00(2)  $      0.00(2)      0.0%(2)   08/31/09
Macy's Department Stores, Inc.      $ 6.65     $ 2,173,380         2.4%      12/31/15
                                    ------     -----------       -----
Total Anchor Tenants                $ 3.25     $ 2,173,380         2.4%
Shirokiya Incorporated              $29.71     $ 1,589,748         1.8%      01/31/20
Old Navy, Inc.                      $25.16     $   835,908         0.9%      01/31/11
Longs Drugs                         $38.47     $ 1,194,456         1.3%      01/31/11
Barnes & Noble Booksellers, Inc.    $12.89     $   396,564         0.4%      01/31/16
Banana Republic, Inc.               $80.22     $ 1,816,176         2.0%      01/31/09
                                    ------     -----------       -----
Top 5 In-Line Tenants               $34.07     $ 5,832,852         6.5%
Non-major Tenants(3)                $76.36     $81,452,741        91.1%
                                    ------     -----------       -----
Occupied Total                      $46.94     $89,458,973       100.0%
Vacant
COLLATERAL TOTAL

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Sears, Roebuck & Co. ("Sears") does not pay base rent but is responsible for CAM reimbursements and percentage rent. Per the June 27, 2006 rent roll, Sears pays $4.48 psf for CAM reimbursements. Pursuant to the Sears lease, Sears currently pays 1.5% of net sales less real estate tax reimbursements.

(3)  "Non-major Tenants" refer to tenants not listed as "Anchor Owned", "Anchor
     Tenants", or "Top 5 In-Line Tenants."

                             LEASE ROLLOVER SCHEDULE

                                                                                     % OF TOTAL    CUMULATIVE %
                           AVERAGE BASE                % OF TOTAL                   BASE RENTAL    OF TOTAL BASE
             # OF LEASES    RENT PER SF                    SF        CUMULATIVE %     REVENUES    RENTAL REVENUES
    YEAR       ROLLING        ROLLING     SF ROLLING     ROLLING    OF SF ROLLING     ROLLING         ROLLING
-----------------------------------------------------------------------------------------------------------------

    MTM           37          $40.38          39,682        2.0%         2.0%            1.8%           1.8%
    2007          42          $43.88          65,161        3.3%         5.3%            3.2%           5.0%
    2008          60          $54.99         112,171        5.6%        10.9%            6.9%          11.9%
    2009          60          $26.01         532,640       26.8%        37.7%           15.5%          27.4%
    2010          49          $89.74         130,917        6.6%        44.3%           13.1%          40.5%
    2011          38          $57.66         140,371        7.1%        51.3%            9.1%          49.5%
    2012          39          $83.71          70,319        3.5%        54.8%            6.6%          56.1%
    2013          33          $85.28          63,280        3.2%        58.0%            6.0%          62.2%
    2014          32          $98.63          72,901        3.7%        61.7%            8.0%          70.2%
    2015          42          $33.81         476,178       23.9%        85.6%           18.0%          88.2%
    2016          15          $82.20          74,027        3.7%        89.3%            6.8%          95.0%
    2017           5          $45.88          33,616        1.7%        91.0%            1.7%          96.7%
Thereafter         5          $31.04          94,614        4.8%        95.8%            3.3%         100.0%
  Vacant                                      83,882        4.2%       100.0%
                                           ---------      -----
  TOTALS         457                       1,989,759      100.0%                       100.0%
                 ===                       =========      =====                        =====

                                PORTFOLIO SUMMARY

                               CUT-OFF
                           ALLOCATED LOAN   PROPERTY    YEAR BUILT /     PROPERTY
PROPERTY NAME                BALANCE(1)       TYPE     YEAR RENOVATED      SIZE
---------------------------------------------------------------------------------

Ala Moana Center           $ 94,440,867      Retail      1959 / 2004    1,606,435
Ala Moana Building            3,090,792      Office      1961 / 2004      199,362
Ala Moana Pacific Center      2,060,528      Office      1983 / NAP       169,918
Ala Moana Plaza                 407,813      Retail      1989 / NAP        14,044
                           ------------                                 ---------
TOTAL / WTD. AVG.          $100,000,000                                 1,989,759
                           ============                                 =========

                                OCCUPANCY %          APPRAISED        UNDERWRITTEN
PROPERTY NAME              (AS OF JUNE 27, 2006)       VALUE        NET CASH FLOW(2)
------------------------------------------------------------------------------------

Ala Moana Center                    97.3%          $2,200,000,000     $116,671,271
Ala Moana Building                  89.2               72,000,000        3,818,332
Ala Moana Pacific Center            88.8               48,000,000        2,545,555
Ala Moana Plaza                    100.0                9,500,000          503,808
                                                   --------------     ------------
TOTAL / WTD. AVG.                   95.8%          $2,329,500,000     $123,538,966
                                                   ==============     ============

(1)  The Cut-Off Allocated Loan Balance does not include the Ala Moana Portfolio
     Pari Passu Non-Trust Loans or the Ala Moana Portfolio Subordinate Non-Trust
     Loans. See, "Ala Moana Portfolio Mortgage Loan Summary" below.

(2)  UW NCF DSCR does not include normalized leasing costs or capital expenditures. In addition, a $10,000,000 master lease provided by GGP
     Kapiolani Development L.L.C was underwritten and included in the calculation of UW NCF DSCR.

                                      B-39

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                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "Ala Moana Portfolio Mortgage Loan") is secured by fee simple and leasehold interests on four (4) mortgaged properties totaling approximately 1,989,759 square feet of office and retail space located in Honolulu, Hawaii (collectively, "Ala Moana
     Portfolio Properties"). The Ala Moana Portfolio Mortgage Loan has a cut-off
     date principal balance of $100,000,000 and represents approximately 2.1% of the initial mortgage pool balance. The Ala Moana Portfolio Mortgage Loan was originated on August 14, 2006 and provides for interest-only payments for the entire 60 months of its term.

     The $100,000,000 Ala Moana Portfolio Mortgage Loan is part of a split loan structure (collectively, the "Ala Moana Portfolio Loan Combination")
     comprised of multiple senior pari passu notes totaling $1,200,000,000 and multiple junior companion notes totaling $300,000,000 (the "Ala Moana
     Portfolio Subordinate Non-Trust Loans"). The Ala Moana Portfolio Mortgage
     Loan, comprised of two senior pari passu notes, totaling $100,000,000 is included in the trust fund. One of the non-trust pari passu notes in the original principal amount of $300,000,000 was included in the Deutsche
     Mortgage & Asset Receiving Corporation, CD 2006-CD3 Commercial Mortgage
     Pass-Through Certificates (the "CD 2006-CD3 Transaction"). One of the
     non-trust pari passu notes in the original principal amount of $96,000,000 and multiple Ala Moana Portfolio Subordinate Non-Trust Loans totaling
     $115,000,000 were included in the securitization of the Citigroup
     Commercial Mortgage Securities Inc., CGCMT 2006-C5 Commercial Mortgage
     Pass-Through Certificates (the "CGCMT 2006-C5 Transaction"). One of the
     non-trust pari passu notes in the original principal amount of $200,000,000 and one Ala Moana Portfolio Subordinate Non-Trust Loan totaling $25,000,000 were included in the securitization of the CWCapital Commercial Funding
     Corp., COBALT 2006-C1 Commercial Mortgage Pass-Through Certificates (the
     "COBALT 2006-C1 Transaction"). Two of the non-trust pari passu notes in the original principal amount of $404,000,000 were included in the securitization of the Citigroup Commercial Mortgage Securities Inc., CD
     2007-CD4 Commercial Mortgage Pass-Through Certificates (the "CD 2007-CD4
     Transaction"). One of the non-trust pari passu notes in the original principal amount of $100,000,000 was included in the securitization of the
     CWCapital Commercial Funding Corp., COBALT 2007-C2 Commercial Mortgage
     Pass-Through Certificates (the "COBALT 2007-C2 Transaction"). The
     respective rights of the various holders of the Ala Moana Portfolio Loan
     Combination will be governed by a co-lender agreement described under
     "DESCRIPTION OF THE MORTGAGE POOL -- The Loan Combinations -- The Ala Moana
     Portfolio Loan Combination" in the offering prospectus dated July 9, 2007 relating to the offered certificates. The Ala Moana Portfolio Loan
     Combination will be serviced under the CD 2006-CD3 Transaction pooling and servicing agreement by Wachovia Bank, National Association, as a master servicer, and J.E. Robert Company, Inc., as a special servicer.

     The Ala Moana Portfolio Mortgage Loan has a remaining term of 50 months and matures on September 1, 2011. The Ala Moana Portfolio Mortgage Loan may be
     freely prepaid in whole on or after January 1, 2011, and permits defeasance with United States government obligations beginning two (2) years after the closing date of the last securitization transaction involving any portion of the Ala Moana Portfolio Loan Combination.

o    THE BORROWERS. The borrowers are GGP Ala Moana, L.L.C. and GGP Kapiolani
     Development, L.L.C., both special purpose entities (collectively, the "Ala
     Moana Portfolio Borrower"). Legal counsel to the Ala Moana Portfolio
     Borrower delivered a non-consolidation opinion in connection with the origination of the Ala Moana Portfolio Loan Combination. The sponsor of the
     Ala Moana Portfolio Loan Combination is GGP Limited Partnership ("GGPLP"),
     a subsidiary of General Growth Properties, Inc. ("GGP"), a publicly traded real estate investment trust (NYSE: GGP). GGP owns, develops, operates, and/or manages shopping malls in over 40 states, as well as master planned communities in three states. GGP is headquartered in Chicago, Illinois. As of June 25, 2007, GGP was rated "BBB-" by S&P, "Ba2" by Moody's, and "BB"
     by Fitch, and had a market capitalization of approximately $12.84 billion.

o    THE PROPERTIES. The Ala Moana Portfolio Properties consist of four (4)
     mortgaged properties including an approximately 1,606,435 square foot three and four story open-air regional mall (the "Ala Moana Center"), an approximately 199,362 square foot 22-story office building (the "Ala Moana
     Building"), an approximately 169,918 square foot 18-story office building
     (the "Ala Moana Pacific Center"), and an approximately 14,044 square foot single-story retail property (the "Ala Moana Plaza") all located in
     Honolulu, Hawaii. As of June 27, 2006, the weighted average occupancy rate for the Ala Moana Portfolio Properties was approximately 95.8%.

     The largest tenant is Sears, Roebuck & Co., occupying approximately 341,199 square feet, or approximately 17.1% of the net rentable area. Sears,
     Roebuck & Co. is a subsidiary of Sears Holdings Corporation ("Sears")
     (NYSE: SHLD), a retailer in the

                                      B-40

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

     United States and Canada. Sears operates full-line stores that offer an array of products, including home appliances, consumer electronics, tools, garden equipment, automotive services and products, apparel, footwear, health, beauty, pantry, household products, and toys. As of May 18, 2006,
     Sears operated approximately 3,800 full-line and specialty retail stores in the United States and Canada. Sears was founded in 1899 is headquartered in
     Hoffman Estates, Illinois. As of September 21, 2006, Sears had a market capitalization of approximately $24.8 billion. As of October 6, 2006 Sears was rated "NR" by Moody's and "BB" by Fitch. The Sears, Roebuck & Co. lease expires in August 2009.

     The second largest tenant is Macy's Department Stores, Inc., occupying approximately 326,860 square feet, or approximately 16.4% of the net rentable area. Macy's Department Stores, Inc. is a subsidiary of Federated
     Department Stores, Inc. ("Federated") (NYSE: FD), a retail organization that operates department and retail stores. Federated offers various merchandise, including men's, women's, and children's apparel and accessories; cosmetics; home furnishings; and other consumer goods. As of
     June 6, 2006, Federated operated approximately 850 retail stores in 45 states, the District of Columbia, Guam, and Puerto Rico under the names of
     Macy's, Bloomingdale's, Famous-Barr, Filene's, Foley's, Hecht's,
     Kaufmann's, L.S. Ayres, Marshall Field's, Meier & Frank, Robinsons-May,
     Strawbridge's, and The Jones Store. Federated was founded in 1820 and is based in Cincinnati, Ohio. As of September 21, 2006, Federated had a market capitalization of approximately $22.3 billion. As of October 6, 2006,
     Federated was rated "Baa1" by Moody's and "BBB+" by Fitch. The Macy's
     Department Stores, Inc. lease expires in December 2015.

     The third largest tenant is Shirokiya Incorporated ("Shirokiya"), occupying approximately 53,515 square feet, or approximately 2.7% of the net rentable area. Shirokiya is a locally owned department store. Its products include electronic home entertainment, digital cameras, home furnishings and decor, jewelry, fashion accessories, appliances, kitchenware, cooking ingredients and foods from Japan, bento lunches and cultural demonstrations. The
     Shirokiya lease expires in January 2020.

     The Ala Moana Center is currently undergoing an expansion that will add approximately 202,000 square feet with Nordstrom department store, as tenant, and over 100,000 square feet of additional retail in-line mall space.(the "Expansion Space"). The Expansion Space will be connected to the current improvements and upon completion will be collateral for the Ala
     Moana Portfolio Loan Combination.

o    LOCK BOX ACCOUNT. The Ala Moana Portfolio Borrower or the property manager is required to cause all rents and other revenue from the Ala Moana
     Portfolio Properties to be deposited into a lockbox account under the control of lender within two (2) business days of receipt. The rents and other revenue will then be transferred daily into the Ala Moana Portfolio
     Borrower's account provided no Ala Moana Portfolio Trigger Event (as defined below) exists. In the event of an Ala Moana Portfolio Trigger
     Event, funds in the lockbox account will be transferred daily to the cash collateral account under the control of lender and applied pursuant to the cash management agreement. Upon the cure of the Ala Moana Portfolio Trigger
     Event, funds will again be transferred daily from the lockbox account to the Ala Moana Portfolio Borrower's account. An Ala Moana Portfolio Trigger
     Event means the occurrence of (i) an event of default under the Ala Moana
     Portfolio Mortgage Loan or (ii) the date on which the debt-service-coverage ratio (based on the Ala Moana Portfolio Loan Combination and any permitted mezzanine debt) for the preceding twelve (12) consecutive months is less than 1.25x. An Ala Moana Portfolio Trigger Event will continue until the applicable event of default is cured or waived or until the date on which the debt-service-coverage ratio equals or exceeds 1.25x for the twelve (12)
     consecutive months period then ending.

o    CURRENT SUBORDINATE INDEBTEDNESS. The Ala Moana Portfolio Subordinate
     Non-Trust Loans, which are subordinate to the Ala Moana Portfolio Pari
     Passu Non-Trust Loans, and the Ala Moana Portfolio Mortgage Loan, are also secured by the first mortgage encumbering the Ala Moana Portfolio
     Properties. The maturity date for all loans in the Ala Moana Portfolio Loan
     Combination are the same. Currently, there is no mezzanine indebtedness.

     In addition, the Ala Moana Portfolio Borrower is permitted to incur trade and operational debt which is unsecured in an aggregate amount not to exceed $112,500,000.

                                      B-41

--------------------------------------------------------------------------------
                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

o    FUTURE MEZZANINE. The Ala Moana Portfolio Borrower is permitted to pledge their direct or indirect ownership interests to secure mezzanine financing provided that, among other things, the following conditions are satisfied:
     (i) a maximum loan-to-value ratio (based on the aggregate balances of the
     Ala Moana Portfolio Loan Combination and the mezzanine debt) of 64.5%; (ii)
     if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a fixed strike price that results in a debt-service-coverage ratio (based on the aggregate debt service payments on a 30-year amortization schedule under the Ala Moana Portfolio Loan Combination and the mezzanine debt) of no less than 1.45x; (iii) if the mezzanine debt bears interest at a fixed rate, evidence that the anticipated debt service coverage ratio (calculated on the aggregate balances of the Ala Moana Portfolio Loan Combination and the permitted mezzanine debt) will be no less than 1.45x (assuming for such calculation the debt-service-coverage ratio will include an assumed amortization payment by borrower based on a 30-year amortization schedule);
     (iv) the debt-service-coverage ratio (based on the aggregate debt service payments under the Ala Moana Portfolio Loan Combination and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.45x (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (ii) above); (v) rating agency confirmation;
     and (vi) an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender.

o    FUTURE SUBORDINATE INDEBTEDNESS. The holders of indirect ownership interests in the Ala Moana Portfolio Borrower are permitted to pledge their ownership interests to secure additional indebtedness, provided that, among other things, the following conditions are satisfied: (i) no event of default under the Ala Moana Portfolio Loan Combination has occurred and is continuing, (ii) the pledge is made to a "qualified pledgee", (iii) the Ala
     Moana Portfolio Borrower delivers a substantive non-consolidation opinion reasonably acceptable to the lender and the rating agencies, and (iv) in the event the property manager of the Ala Moana Portfolio Properties will change in connection with the pledge, the replacement property manager must meet the conditions of a qualifying manager set forth in the related loan documents. Pledges of equity to or from affiliates of the Ala Moana
     Portfolio Borrower are also permitted.

     A "qualified pledgee" generally means one or more institutional entities that (A) has total assets (in name or under management) in excess of
     $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of
     $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (ii) an entity for which the Ala Moana Portfolio
     Borrower have obtained lender approval or after a securitization, rating agency confirmation.

o    GUARANTY/INDEMNITY. GGPLP executed a guaranty of payment as additional security for the Ala Moana Portfolio Loan Combination in the amount of
     $400,000,000. Also, GGPLP entered into an indemnity agreement whereby GGPLP agreed to indemnify the lender against the failure by the Ala Moana
     Portfolio Borrower to pay for unfunded tenant allowances, which equaled
     $2,803,215.45 as of loan origination. Lastly, GGPLP executed a $140,000,000 guaranty of payment with regard to the Expansion Space improvements
     (collectively, the "Guaranteed Obligations"). GGPLP's obligations under the
     $400,000,000 guaranty of payment will terminate upon the earlier of (i)
     repayment of the Ala Moana Portfolio Loan Combination in full or (ii)
     defeasance of the Ala Moana Portfolio Loan Combination. GGPLP's obligations under the indemnity will terminate upon the earlier of (i) payment in full of the Ala Moana Portfolio Loan Combination, (ii) defeasance of the Ala
     Moana Portfolio Loan Combination, or (iii) the unfunded tenant allowances are equal to or less than $1,000,000. GGPLP's obligations under the guaranty with regard to the Expansion Space will terminate upon the earlier of (i) payment in full of the Ala Moana Portfolio Loan Combination, (ii)
     defeasance of the Ala Moana Portfolio Loan Combination, or (iii) upon the date the Qualifying Base Rent (as defined herein) from tenants equals or exceeds $10,000,000. GGPLP's obligations under the guaranty with respect to the Expansion Space will be reduced by an amount equal to $14.00 for each
     $1 of Qualifying Base Rent from tenants. An event of default under the
     $400,000,000 guaranty of payment and the guaranty regarding the Expansion
     Space will occur if at any time, the net worth of GGPLP falls below
     $5,000,000,000 and GGPLP does not post a letter of credit in an amount equal to the then outstanding Guaranteed Obligations.

                                      B-42

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                               ALA MOANA PORTFOLIO
--------------------------------------------------------------------------------

o    MASTER LEASE. GGP Kapiolani Development L.L.C., as landlord, and GGPLP, as tenant, executed a master lease with regard to the Expansion Space. The master lease will continue until the earlier of (i) the date on which the entire Expansion Space has been relet, (ii) the date that the Ala Moana
     Portfolio Loan Combination has been paid in full, (iii) August 1, 2011 or
     (iv) the date on which annual percentage rent paid pursuant to the
     Nordstrom lease and annual rent paid pursuant to the in-line retail leases applicable to the Expansion Space (the "Qualifying Base Rent") equals or exceeds $10,000,000 per annum. If the master lease is terminated by reference to the above clause (iii), the parties will agree to extend the term of the master lease for a period of at least 60 days commencing August
     1, 2011. GGP Kapiolani Development L.L.C. will be required to pay a base rent of $10,000,000 per annum upon the occurrence of a trigger event. If the master lease is terminated by reference to the above clause (iv), base rent of $10,000,000 will not be required. The base rent payable by GGP
     Kapiolani Development L.L.C. will be reduced by $1 for each $1 of
     Qualifying Base Rent.

o    RELEASE PROVISIONS. The Ala Moana Portfolio Borrower has the right to release one or more parcels or outlots and a multi-level parking garage
     (the "Parking Garage") which may be constructed in the future by the Ala
     Moana Portfolio Borrower, (each, a "Release Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include:
     (i) no event of default has occurred and is continuing (ii) in the event of securitization, the rating agencies have confirmed that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to any class of securities by the rating agencies; (iii)
     the Release Parcel is vacant, non-income producing and unimproved (unless this requirement is waived by the rating agencies) (or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas provided that this condition shall not apply to the Parking
     Garage); (iv) Ala Moana Portfolio Borrower delivers to lender evidence which would be satisfactory to a prudent lender acting reasonably that the
     Release Parcel(s) is not necessary for Ala Moana Portfolio Borrower's operation or use of the Ala Moana Portfolio Properties for its then current use and may be readily separated from the Ala Moana Portfolio Properties without a material diminution in the value of the Ala Moana Portfolio
     Properties provided that this condition will not apply to the Parking
     Garage if the Ala Moana Portfolio Borrower retains an easement for parking in the Parking Garage sufficient to comply with the terms of the loan agreement.

     The Ala Moana Portfolio Borrower also has the right to obtain a release of one or more anchor parcels that the Ala Moana Portfolio Borrower acquires after the origination of the Ala Moana Portfolio Loan Combination (each, an
     "Acquired Anchor Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include: (i) no event of default has occurred and is continuing and (ii) the Ala Moana Portfolio Borrower delivers to the lender any other information, approvals and documents that would be required by a prudent lender acting reasonably related to the release of such Acquired Anchor Parcel.

o    SUBSTITUTION PROVISIONS. The Ala Moana Portfolio Borrower, at its option, sole cost and expense, may obtain a release of one or more portions of the
     Ala Moana Portfolio Properties (each, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default has occurred and is continuing;
     (ii) the Exchange Parcel must either be vacant, non-income producing and unimproved land or improved only by surface parking areas, landscaping or utility facilities that are readily relocatable; (iii) the Ala Moana
     Portfolio Borrower substitutes the Exchange Parcel with a parcel reasonably equivalent in use, value and condition ("Acquired Parcel"); (iv) the Ala
     Moana Portfolio Borrower provides an environmental report and an engineering report (if applicable) with respect to the Acquired Parcel; and
     (v) the Ala Moana Portfolio Borrower properly releases the Exchange Parcel and obtains title insurance or a title endorsement for the Acquired Parcel.

o    GROUND LEASE. A portion of the Ala Moana Pacific Center is on a ground lease. The ground lease expires in 2046 and there are no rights of renewal.
     The lender has certain rights to cure any default of the Ala Moana
     Portfolio Borrower under the ground lease and is entitled to a new lease upon the termination of the ground lease for any reason.

o    MANAGEMENT. The Ala Moana Portfolio Borrower is the property manager for the Ala Moana Portfolio Loan Combination.

                                      B-43

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                               MORENO VALLEY MALL
--------------------------------------------------------------------------------

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                                      B-44

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                               MORENO VALLEY MALL
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                                  [MAP OMITTED]

                                      B-45

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                               MORENO VALLEY MALL
--------------------------------------------------------------------------------

                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                               CGM
CUT-OFF DATE PRINCIPAL BALANCE                             $88,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                       1.8%
NUMBER OF MORTGAGE LOANS                                             1
LOAN PURPOSE                                                 Refinance
SPONSOR                                        GGP Limited Partnership
OWNERSHIP INTEREST                                          Fee Simple
MORTGAGE RATE                                                  5.9570%
MATURITY DATE                                        September 6, 2013
AMORTIZATION TYPE                                   Partial IO/Balloon
ORIGINAL TERM / AMORTIZATION TERM                             84 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                  74 / 360
LOCKBOX                                                  In-Place Hard
UP-FRONT RESERVES
   TAX / INSURANCE                                             No / No
ONGOING MONTHLY RESERVES(1)
   TAX / INSURANCE                                           Springing
   REPLACEMENT                                               Springing
   TI/LC                                                     Springing
ADDITIONAL FINANCING(2)                                            Yes
CUT-OFF DATE PRINCIPAL BALANCE                             $88,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                 $186
CUT-OFF DATE LTV RATIO                                          74.58%
MATURITY DATE LTV RATIO                                         69.72%
UW NCF DSCR                                                      1.31x

(1)  Upon the occurrence and during the continuation of a Moreno Valley Trigger
     Event, the Borrower is required to escrow (a) 1/12 of estimated annual real estate taxes and insurance premiums, (b) $10,085.56 monthly, subject to a cap of $121,027, into a Replacement Reserve, and (c) $33,925.58 monthly, subject to a cap of $407,107, into a Rollover Reserve. A "Moreno Valley
     Trigger Event" will be in effect upon (i) an event of default under the loan documents and until the cure of the event of default or (ii) the DSCR for a 12 consecutive month period falls below 1.20x (before 10/11/08) or
     1.15x (on or after 10/11/08) and until the DSCR is equal to or greater than
     1.20x (before 10/11/08) or 1.15x (on or after 10/11/08) for a 12 consecutive month period.

(2)  See "Mezzanine Debt Below".

(3)  2007 NOI represents the trailing-12 months ending 05/01/07.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                            1
LOCATION                                  Moreno Valley, CA
PROPERTY TYPE                         Retail, Regional Mall
SIZE (SF)                                           472,844
OCCUPANCY % AS OF MARCH 1, 2007                       91.4%
YEAR BUILT / YEAR RENOVATED                     1992 / 2006
APPRAISED VALUE                                $118,000,000
PROPERTY MANAGEMENT               General Growth Properties
UW ECONOMIC OCCUPANCY %                               89.9%
UW REVENUES                                     $14,476,157
UW EXPENSES                                      $5,615,406
UW NET OPERATING INCOME (NOI)                    $8,860,752
UW NET CASH FLOW (NCF)                           $8,249,775
2006 NOI                                         $6,663,086
2007 NOI(3)                                      $8,215,957

                                      B-46

--------------------------------------------------------------------------------
                               MORENO VALLEY MALL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                               RATINGS         NET      % OF NET                            % OF      DATE OF
                               FITCH/       RENTABLE    RENTABLE                ACTUAL     ACTUAL     LEASE
TENANT NAME                MOODY'S/S&P(1)   AREA (SF)     AREA     RENT PSF      RENT       RENT    EXPIRATION
--------------------------------------------------------------------------------------------------------------

Anchor Owned
Gottschalks                   NR/NR/NR                   SHADOW ANCHOR - NOT PART OF COLLATERAL
JCPenney                    BBB/Baa3/BBB-                SHADOW ANCHOR - NOT PART OF COLLATERAL
Robinsons-May (Macy's)      BBB/Baa2/BBB                 SHADOW ANCHOR - NOT PART OF COLLATERAL
Sears                         BB/NR/BB+                  SHADOW ANCHOR - NOT PART OF COLLATERAL
Anchor Tenants
The Limited                 NR/Baa2/BBB-       86,657     18.3%     $12.25    $1,061,544    15.1%    01/31/08
Harkins Theatre               NR/NR/NR         77,000     16.3%     $16.50    $1,270,500    18.0%    01/31/21
                                            ---------    -----      ------    ----------   -----
Total Anchor Tenants                          163,657     34.6%     $14.25    $2,332,044    33.1%
HomeTown Buffet               NR/NR/NR         10,236      2.2%     $15.00    $  153,540     2.2%    06/30/09
Brassco International(2)      NR/NR/NR          9,340      2.0%     $ 0.00    $        0     0.0%    01/31/08
Charlotte Russe(3)            NR/NR/NR          7,879      1.7%     $11.63    $   91,639     1.3%         MTM
Deb(3)                        NR/NR/NR          7,553      1.6%     $10.96    $   82,781     1.2%    01/31/10
Anchor Blue                   NR/NR/NR          7,386      1.6%     $15.00    $  110,796     1.6%    01/31/11
                                            ---------    -----      ------    ----------   -----
Top 5 In-Line Tenants                          42,394      9.0%     $13.27(4) $  438,756     6.2%
Non-major Tenants(5)(6)                       226,217     47.8%     $18.92    $4,280,364    60.7%
                                            ---------    -----      ------    ----------   -----
OCCUPIED TOTAL(6)                             432,268     91.4%     $16.67(4) $7,051,164   100.0%
Vacant Space                                   40,576      8.6%
                                            ---------    -----
COLLATERAL TOTAL                              472,844    100.0%
                                            =========    =====
PROPERTY TOTAL                              1,078,378
                                            =========

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Tenant pays percentage rent in lieu of base rent. Tenant's lease commenced
     02/28/07. The percentage rent due will be calculated off the tenant's twelve months of sales following lease commencement.

(3)  Tenants are paying percentage rent in lieu of base rent. The Rent PSF,
     Actual Rent and % of Actual Rent are calculated based off the underwritten percentage rent for each tenant.

(4)  The Rent PSF for the Top 5 In-Line Tenants and the Occupied Total was
     calculated excluding the SF of Brassco International.

(5)  "Non-major Tenants" refers to tenants not listed as "Anchored Owned",
     "Anchor Tenants", or "Top 5 In-Line Tenants."

(6)  Any rent received or underwritten from Non-major Tenants who pay percentage rent in lieu of base rent was excluded in the calculation of Rent PSF,
     Actual Rent and % of Actual Rent for the Non-major Tenants and the Occupied
     Total.

                          LEASE ROLLOVER SCHEDULE(1)(2)

               # OF    WTD. AVG. IN PLACE
              LEASES     BASE RENT PSF      TOTAL SF   % OF TOTAL    CUMULATIVE %    % OF IN PLACE        CUMULATIVE % OF
YEAR         ROLLING       ROLLING(3)        ROLLING   SF ROLLING   OF SF ROLLING   RENT ROLLING(3)   IN PLACE RENT ROLLING(3)
------------------------------------------------------------------------------------------------------------------------------

2007            30           $ 7.37           74,221      15.7%         15.7%             8.0%                  8.0%
2008            21           $11.55          126,683      26.8%         42.5%            21.3%                 29.2%
2009            13           $13.12           35,429       7.5%         50.0%             6.8%                 36.0%
2010             9           $19.83           31,637       6.7%         56.7%             9.1%                 45.1%
2011             6           $29.56           17,458       3.7%         60.4%             7.5%                 52.6%
2012             6           $52.79            7,320       1.5%         61.9%             5.6%                 58.2%
2013            14           $25.73           28,948       6.1%         68.0%            10.8%                 69.1%
2014             7           $28.52           10,067       2.1%         70.2%             4.2%                 73.2%
2015             3           $16.67            8,970       1.9%         72.1%             2.2%                 75.4%
2016             5           $39.83            4,211       0.9%         73.0%             2.4%                 77.9%
2017             3           $63.37            3,984       0.8%         73.8%             3.7%                 81.5%
Thereafter       2           $15.24           83,340      17.6%         91.4%            18.5%                100.0%
Vacant                                        40,576       8.6%        100.0%
               ---                           -------     -----                          -----
TOTALS         119                           472,844     100.0%                         100.0%
               ===                           =======     =====                          =====

(1)  As of loan closing on 08/14/06, tenants representing 8.5% of the NRA have termination options mostly related to sales based thresholds.

(2)  As of loan closing on 08/14/06, tenants representing 49.0% of the NRA have co-tenancy clauses in their leases.

(3)  Any rent received from tenants who pay percentage rent in lieu of base rent was excluded in the calculation.

                                      B-47

--------------------------------------------------------------------------------
                               MORENO VALLEY MALL
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "Moreno Valley Mall Loan") is secured by a first mortgage encumbering a regional mall located in Moreno Valley,
     California (the "Moreno Valley Mall Property"). The Moreno Valley Mall Loan
     has a cut-off date principal balance of $88,000,000, which represents approximately 1.8% of the initial mortgage pool balance. The Moreno Valley
     Mall Loan was originated on August 14, 2006. The Moreno Valley Mall Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Moreno Valley Mall Loan has a remaining term of 74 months and matures on September 11, 2013. The Moreno Valley Mall Loan may be prepaid on or after March 11, 2013, and permits defeasance with United States government obligations beginning two years after the issue date for the CGCMT 2007-C6 certificates.

o    THE BORROWER. The borrower is GGP-Moreno Valley, Inc., a special purpose entity ("Moreno Valley Mall Borrower"). Legal counsel to the Moreno Valley
     Mall Borrower delivered a non-consolidation opinion in connection with the origination of the Moreno Valley Mall Loan. The sponsor of the borrower is
     GGP Limited Partnership ("GGPLP"), a subsidiary of General Growth
     Properties, Inc. ("GGP"), a publicly traded real estate investment trust
     (NYSE: GGP). GGP owns, develops, operates, and/or manages shopping malls in over 44 states, as well as master planned communities in three states. GGP is headquartered in Chicago, Illinois. As of June 25, 2007, GGP was rated
     "BBB-" by S&P, "Ba2" by Moody's, and "BB" by Fitch, and had a market capitalization of approximately $12.84 billion.

o    THE PROPERTY. The Moreno Valley Mall Property is an approximately 1,078,378 square foot regional mall of which 472,844 square feet is owned by the
     Moreno Valley Mall Borrower, and is situated on approximately 87 acres. The
     Moreno Valley Mall Property was constructed in 1992 and renovated in 2006.
     The Moreno Valley Mall Property is located in Moreno Valley, California, within the Riverside-San Bernardino, California primary metropolitan statistical area. As of March 1, 2007, the occupancy rate for the Moreno
     Valley Mall Property was approximately 91.4%.

     The largest tenant is The Limited, occupying 86,657 square feet, or approximately 18.3% of the net rentable area. The Limited is a subsidiary of Limited Brands ("Limited Brands") (NYSE: LTD), a retailer in the United
     States. Limited Brands offers a variety of categories, including apparel, lingerie, and beauty and personal care. As of December 31, 2006, Limited
     Brands operated approximately 3,700 stores and employs more than 100,000 people. Limited Brands reported year-end 2006, 12-month sales of $9.7 billion and net income of $986.0 million. As of June 25, 2007, Limited
     Brands was rated "NR" by Fitch, "Baa2" by Moody's, and "BBB-" by S&P.
     Limited Brands leases a total of 86,657 SF, which is allocated across several store brands: Limited/Limited Too (21,847 SF); Express (21,026 SF);
     Lane Bryant (11,705); Victoria's Secret (8,097 SF); New York & Co./Bath &
     Body (13,319 SF); and one space which is currently dark (10,663 SF). The lease expires in January 2008. The Limited Brands lease provides for a reduction in rent and/or a termination of the lease if (i) less than 60% of total non-anchor store net rentable area of all buildings in the Moreno
     Valley Mall Property are open or (ii) if less than 50% of the total non-anchor store net rentable area on any one level of all buildings in the
     Moreno Valley Mall Property are open, or (iii) if less than three of the anchor stores (which shall include Robinson's May or a department store of a business character and reputation substantially comparable to that of
     Robinson's May) are open and operating, and such conditions described in
     (i), (ii) and/or (iii) continue beyond designated periods of time.

     The second largest tenant is the 16-screen Harkins Theatre ("Harkins
     Theatre"), occupying 77,000 square feet, or approximately 16.3% of the net rentable area. Harkins Theatre is operated by Harkins Theatres, a privately-held company based in Scottsdale, Arizona which operates approximately 300 screens across 26 theatre locations, mostly in Arizona.
     The company offers a high-end movie going experience, with stadium seating, restaurant style food, a babysitting service and tickets available for purchase one week in advance of show times. The Harkins Theatre lease expires in January 2021. The Harkins Theatre lease provides that if two tenants that lease greater than 50,000 square feet go dark for one full year, or if less than 60% of the Moreno Valley Mall (excluding any tenants leasing greater than 50,000 square feet and the Harkin Theatre space) is open for business for one full year. Harkins Theatre may pay reduced rent so long as such conditions continue.

     The third largest tenant is HomeTown Buffet ("HomeTown Buffet"), occupying
     10,236 square feet, or approximately 2.2% of the net rentable area.
     Hometown Buffet is a subsidiary of Buffet Holdings, Inc., the largest operator of buffet-style restaurants in the United States, with over 670 locations in approximately 40 states. The HomeTown Buffet lease expires in
     June 2009.

                                      B-48

--------------------------------------------------------------------------------
                               MORENO VALLEY MALL
--------------------------------------------------------------------------------

o    LOCK BOX ACCOUNT. The Moreno Valley Mall Borrower or the property manager is required to cause all rents and other revenue from the Moreno Valley
     Mall to be deposited into a lockbox account under the control of lender within two (2) business days of receipt. The rents and other revenue will then be transferred daily into the Moreno Valley Mall Borrower's account provided no Moreno Valley Mall Trigger Event (as defined below) exists. In the event of a Moreno Valley Mall Trigger Event, funds in the lockbox account will be transferred daily to the cash collateral account under the control of the lender and applied pursuant to the cash management agreement. Upon the cure of the Moreno Valley Mall Trigger Event, funds will again be transferred daily from the lockbox account to the Moreno
     Valley Mall Borrower's account. A Moreno Valley Mall Trigger Event means the occurrence of (i) an event of default under the Moreno Valley Mall Loan or (ii) the debt-service-coverage ratio (based on the Moreno Valley Mall
     Loan and any permitted mezzanine debt) for the preceding twelve (12)
     consecutive months is less than 1.20x (before 10/11/08) or 1.15x (on or after 10/11/08). A Moreno Valley Mall Trigger Event will continue until the applicable event of default is cured or waived or until the date on which the debt-service-coverage ratio equals or exceeds 1.20x (before 10/11/08)
     or 1.15x (on or after 10/11/08) for the twelve (12) consecutive month period then ending.

o    MEZZANINE DEBT. Holders of direct or indirect ownership interests in the
     Moreno Valley Borrower are permitted to pledge their direct or indirect ownership interests to secure mezzanine financing provided that, among other things, the following conditions are satisfied: (i) a maximum loan-to-value ratio (based on the aggregate balances of the Moreno Valley
     Mall Loan and the mezzanine debt) of 70.0%; (ii) if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a fixed strike price that results in a debt-service-coverage ratio (based on the aggregate debt service payments on a 30-year amortization schedule under the Moreno Valley
     Mall Loan and the mezzanine debt) of no less than 1.30x (before 10/11/08)
     or 1.15x (on or after 10/11/08); (iii) if the mezzanine debt bears interest at a fixed rate, evidence that the anticipated debt service coverage ratio
     (based on the aggregate debt service payments on a 30-year amortization schedule under the Moreno Valley Mall Loan and the mezzanine debt) of no less than 1.30x (before 10/11/08) or 1.15x (on or after 10/11/08); (iv) the debt-service-coverage ratio (based on the aggregate debt service payments under the Moreno Valley Mall Loan and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.30x
     (before 10/11/08) or 1.15x (on or after 10/11/08) (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (ii) above);
     (v) the applicable rating agencies have confirmed that the mezzanine loan will not in and of itself result in a downgrade, withdrawal or qualification of the then current ratings assigned in connection with the securitization; and (vi) an intercreditor agreement with the mezzanine lender in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender.

o    RELEASE PROVISIONS. The Moreno Valley Mall Borrower has the right to obtain a release of one or more parcels or outlots ("Release Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include: (i) no event of default has occurred and is continuing (ii)
     the applicable rating agencies have confirmed that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to any class of securities by the rating agencies; (iii)
     the Release Parcel is vacant, non-income producing and unimproved (unless this requirement is waived by the rating agencies) (or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas); (iv) the Moreno Valley Mall Borrower delivers to lender evidence which would be satisfactory to a prudent lender acting reasonably that the Release Parcel(s) is not necessary for the Moreno Valley Mall
     Borrower's operation or use of the remaining Moreno Valley Mall Property for its then current use and may be readily separated from the remaining
     Moreno Valley Mall Property without a material diminution in the value of the Moreno Valley Mall Property.

     The Moreno Valley Mall Borrower may acquire and add to the mortgaged collateral one or more parcels of land and improvements thereon constituting an integral part of the shopping center at the Moreno Valley
     Mall Property, and if it does so the Moreno Valley Mall Borrower also has the right to obtain a release of one or more such acquired parcels (each, an "Acquired Anchor Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include: (i) no event of default has occurred and is continuing and (ii) the Moreno Valley Mall Borrower delivers to the lender any other information, approvals and documents that would be required by a prudent lender acting reasonably related to the release of such Acquired Anchor Parcel.

                                      B-49

--------------------------------------------------------------------------------
                               MORENO VALLEY MALL
--------------------------------------------------------------------------------

o    SUBSTITUTION PROVISIONS. The Moreno Valley Mall Borrower, at its option, sole cost and expense, may obtain a release of one or more portions of the
     Moreno Valley Mall Property (each, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default has occurred and is continuing;
     (ii) the Exchange Parcel must either be vacant, non-income producing and unimproved land or improved only by surface parking areas, landscaping or utility facilities that are readily relocatable; (iii) the Moreno Valley
     Mall Borrower substitutes the Exchange Parcel with a parcel reasonably equivalent in use, value and condition ("Acquired Parcel"); (iv) the Moreno
     Valley Mall Borrower provides an environmental report and an engineering report (if applicable) with respect to the Acquired Parcel; and (v) the
     Moreno Valley Mall Borrower properly releases the Exchange Parcel and obtains title insurance or a title endorsement for the Acquired Parcel.

o    MANAGEMENT. The Moreno Valley Mall Borrower is the property manager for the
     Moreno Valley Mall Loan.

                                      B-50

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      B-51

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                               3535 MARKET STREET
--------------------------------------------------------------------------------

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                                      B-52

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                               3535 MARKET STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      B-53

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                               3535 MARKET STREET
--------------------------------------------------------------------------------

                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                                               CGM
CUT-OFF DATE PRINCIPAL BALANCE                                             $85,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                        1.8%
NUMBER OF MORTGAGE LOANS                                                             1
LOAN PURPOSE                                                               Acquisition
SPONSOR                                                        ProMed Properties, Inc.
OWNERSHIP INTEREST                                                          Fee Simple
MORTGAGE RATE                                                                   5.4350%
MATURITY DATE                                                             June 6, 2014
AMORTIZATION TYPE                                                   Partial IO/Balloon
ORIGINAL TERM / AMORTIZATION TERM                                             84 / 360
REMAINING TERM / REMAINING
 AMORTIZATION TERM                                                            83 / 360
LOCKBOX                                       In-Place Hard, Springing Cash Management
UP-FRONT RESERVES
  TAX / INSURANCE                                                             Yes / No
  DEFERRED MAINTENANCE                                                         $58,750
ONGOING MONTHLY RESERVES
  TAX / INSURANCE                                                             Yes / No
  REPLACEMENT                                                                   $7,256
  TI/LC(1)                                                                     $36,280
ADDITIONAL FINANCING                                                                No
CUT-OFF DATE PRINCIPAL BALANCE                                             $85,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                                 $195
CUT-OFF DATE LTV RATIO                                                           73.91%
MATURITY DATE LTV RATIO                                                          70.91%
UW NCF DSCR                                                                       1.24x

(1)  Commencing on the first day a regular monthly installment of principal and/or interest is due and payable under the note and continuing on the sixth calendar day of each month thereafter, Borrower shall deliver to
     Lender an amount equal to $36,279.83. The monthly $36,279.83 deposit is not required when the undisbursed TI/LC Reserve balance is $1,000,000 or more.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                              1
LOCATION                                                      Philadelphia, PA
PROPERTY TYPE                                           Office, Medical Office
SIZE (SF)                                                              435,358
OCCUPANCY % AS OF APRIL 1, 2007                                           98.2%
YEAR BUILT / YEAR RENOVATED                                        1972 / 2000
APPRAISED VALUE                                                   $115,000,000
PROPERTY MANAGEMENT                            ProMed Property Management Inc.
UW ECONOMIC OCCUPANCY %                                                   95.0%
UW REVENUES                                                        $13,014,892
UW EXPENSES                                                         $5,376,516
UW NET OPERATING INCOME (NOI)                                       $7,638,376
UW NET CASH FLOW (NCF)                                              $7,115,947
2005 NOI                                                            $7,544,625
2006 NOI                                                            $7,681,103

                                      B-54

--------------------------------------------------------------------------------
                               3535 MARKET STREET
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                               RATINGS                     % OF NET
                                               FITCH/       NET RENTABLE   RENTABLE
               TENANT NAME                 MOODY'S/S&P(1)     AREA (SF)      AREA
-----------------------------------------------------------------------------------

Children's Hospital of Philadelphia(2)        NR/NR/NR        226,089        51.9%
University of Pennsylvania Health System      NR/A1/A+        190,131        43.7%
PNC, Bank, N.A.                               A/Aa3/A+          3,444         0.8%
GMAC Mortgage Corp.                          BB+/Ba1/BB+        2,665         0.6%
FedEx Kinko                                 BBB/Baa2/BBB        1,675         0.4%
                                                              -------       -----
Top 5 Tenants                                                 424,004        97.4%
Non-major Tenants                                               3,523         0.8%
                                                              -------       -----
OCCUPIED TOTAL                                                427,527        98.2%
Vacant                                                          7,831         1.8%
                                                              -------       -----
COLLATERAL TOTAL                                              435,358       100.0%
                                                              =======       =====

                                                                     % OF        DATE OF
                                                                    ACTUAL        LEASE
               TENANT NAME                 RENT PSF   ACTUAL RENT    RENT       EXPIRATION
----------------------------------------------------------------------------------------------

Children's Hospital of Philadelphia(2)      $ 24.25   $5,482,658      56.2%       05/31/12
University of Pennsylvania Health System    $ 21.00   $3,992,019      41.0%  Multiple Spaces(3)
PNC, Bank, N.A.                             $ 40.00   $  137,760       1.4%       07/31/14
GMAC Mortgage Corp.                         $ 18.76   $   49,995       0.5%       01/15/12
FedEx Kinko                                 $ 32.00   $   53,600       0.5%       10/31/13
                                            -------   ----------      ----        --------
Top 5 Tenants                               $ 22.91   $9,716,033      99.7%        Various
Non-major Tenants                           $  8.92   $   31,425       0.3%        Various
                                            -------   ----------
OCCUPIED TOTAL                              $ 22.80   $9,747,458
Vacant
COLLATERAL TOTAL

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Children's Hospital of Philadelphia has termination options effective
     5/31/09, 5/31/10 and 5/31/11 for contiguous whole floors (approximately
     25,000 SF each floor and nine floors in total) up to all their space with
     12 month prior notice. If the surrender date is 5/31/09, 5/31/10 or 5/31/11 and four or more floors are surrendered, then the termination penalty is 12 months base rent ($24.25/SF) attributable to the surrendered space, however, if three or less floors are surrendered, there is no penalty. All termination penalties will be assigned to Lender. Prior to closing, Lender received an estoppel letter from CHOP indicating that they will not exercise their 5/31/08 termination option. In addition, there will be a cash flow sweep 12 months prior to Children's Hospital's termination or in nonrenewal prior to 2012 of any space constituting three floors or more.
     Further, 12 months prior to CHOP's lease termination or nonrenewal of more than two floors in 2012, there will be a proportional cash flow sweep based on the number of un-leased and non-renewal CHOP floors as a portion of the original 9 floors.

(3)  University of Pennsylvania Health System occupies seven spaces. 8,762 sf expires on 6/30/07; 130 sf expires on 11/30/07; 600 sf expires on 3/31/08;
     two leases aggregating 69,485 sf expire on 12/31/09; 76,501 sf expires on
     1/31/10; and, 34,653 sf expires on 1/4/17.

                             LEASE ROLLOVER SCHEDULE

               # OF    WTD. AVG. IN PLACE                                                           CUMULATIVE %
              LEASES      BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   OF IN PLACE
   YEAR      ROLLING         ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   RENT ROLLING
----------------------------------------------------------------------------------------------------------------

2007            4           $ 18.08           10,117       2.3%          2.3%            1.9%            1.9%
2008            1           $ 14.40              600       0.1%          2.5%            0.1%            2.0%
2009            2           $ 19.86           69,485      16.0%         18.4%           14.2%           16.1%
2010            1           $ 24.07           76,501      17.6%         36.0%           18.9%           35.0%
2011            2           $ 18.83            3,790       0.9%         36.9%            0.7%           35.7%
2012            1           $ 24.25          226,089      51.9%         88.8%           56.2%           92.0%
2013            1           $ 32.00            1,675       0.4%         89.2%            0.5%           92.5%
2014            1           $ 40.00            3,444       0.8%         90.0%            1.4%           94.0%
2015            0           $  0.00                0       0.0%         90.0%            0.0%           94.0%
2016            0           $  0.00                0       0.0%         90.0%            0.0%           94.0%
2017            1           $ 17.00           34,653       8.0%         97.9%            6.0%          100.0%
Thereafter      1           $  0.00            1,173       0.3%         98.2%            0.0%          100.0%
Vacant                                         7,831       1.8%        100.0%
              ---                            -------     -----                         -----
TOTALS         15                            435,358     100.0%                        100.0%
              ===                            =======     =====                         =====

                                      B-55

--------------------------------------------------------------------------------
                               3535 MARKET STREET
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "3535 Market Street Loan") is secured by a first mortgage encumbering a medical office building located in Philadelphia, Pennsylvania (the "3535 Market Street Property"). The 3535
     Market Street Loan has a cut-off date principal balance of $85,000,000, represents approximately 1.8% of the initial mortgage pool balance. The
     3535 Market Street Loan was originated on May 8, 2007 and has a principal balance as of the cut-off date of $85,000,000. The 3535 Market Street Loan provides for interest-only payments for the first 48 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 3535 Market Street Loan has a remaining term of 83 months and matures on June 6, 2014. The 3535 Market Street Loan may be prepaid on or after
     April 6, 2014, and permits defeasance with United States government obligations beginning two years after the issue date for the CGCMT 2007-C6 certificates.

o    THE BORROWER. The borrower is ProMed Market, LLC, a bankruptcy remote, special purpose entity which is 100% owned by ProMed Properties, Inc
     ("ProMed"). The sponsor of the borrower is Gazit Group USA ("Gazit USA")
     which is controlled by Gazit-Globe Ltd. ("Gazit-Globe"), a real estate investment company traded on the Tel Aviv Stock Exchange (TASE: GLOB) and is part of the T.A. 25 Index. Gazit-Globe acquires, develops, and operates shopping centers, retirement homes, and medical office buildings in growing urban areas of North America, Europe, and Israel. Gazit-Globe has interests in a geographically diversified portfolio of approximately 462 properties.
     ProMed is one of the few subsidiaries of Gazit USA, which focuses on acquiring medical office and office buildings near major hospitals, universities and research hubs in the United States.

o    THE PROPERTY. The 3535 Market Street Property consists of approximately
     435,358 square foot in an 18-story office building situated on approximately 0.86 acres. The 3535 Market Street Property was constructed in 1972 and extensively renovated in 2000 which included upgrades to the lobby as well as the building's mechanical system. The 3535 Market Street
     Property is located in Philadelphia, Pennsylvania, within the University
     City neighborhood. This area derives its name from the presence of the campuses of the University of Pennsylvania and Drexel University. The
     University City area makes up a research cluster populated by The
     University of Pennsylvania, University of Pennsylvania Health System,
     Drexel University, Children's Hospital of Philadelphia, The University
     Science Center, and Presbyterian Hospital. The 3535 Market Street Property
     is located about 4 blocks away from the Children's Hospital of Philadelphia and the Hospital of the University of Pennsylvania. The property features
     24-hour security at the main entrance and optional card-key access to the secondary entrances during non-peak hours. As of April 1, 2007, the occupancy rate for the 3535 Market Street Property was approximately 98.2%.

     The largest tenant is Children's Hospital of Philadelphia ("CHOP")
     occupying 226,089 square feet, or approximately 51.9% of the net rentable area. CHOP was founded in 1855 as the first operating hospital in the nation devoted exclusively to children. It is currently one of the leading pediatric hospitals and research facilities in the world. CHOP uses the space at the property as administrative headquarters and for research. The divisions of Children's Hospital that utilize the space include Behavioral
     Oncology, After Hours Program, Ambulatory Administration, Asthma
     Prevention, Bioinfo Center, Biostatistics, Cardiac Schedule Center, Child
     Development, Clinical Trials, Common Registration, Gastro, Facilities
     Management, Human Resources, Health Services, Infant Health, MAO Staff,
     Neonatology, Healthy Weight, Family TASA, Nutrition Services, Payroll,
     Poison Control, Stroke Research, Vaccine Education, IMPACT, and Mental
     Health & Policy Research. The CHOP lease expires in May 2012. CHOP has the right to terminate contiguous whole floors of the premises with not less than 12 months prior to 5/31/09, 5/31/10, and 5/31/11, with the payment of a termination fee for a termination of four or more floors in such years.

     The second largest tenant is University of Pennsylvania Health System
     ("UPHS"), occupying 190,109 square feet, or approximately 43.7% of the net rentable area. UPHS was created in 1993 with a separate governing board apart from the University of Pennsylvania trustees. The university remains the sole corporate member of the health system, and UPHS is an operating division of the university. Component units of UPHS include the approximately 672-licensed bed hospital of the University of Pennsylvania, the clinical practices of the physician faculty, two other acute-care hospitals, and various ancillary services. The divisions of University of
     Pennsylvania Hospital that utilize the space at this property include
     Addiction Study, Anxiety Treatment, Behavioral Health, CAPT Study,
     Cognitive Therapy, Depression, Development & Alumni Relations, EAP,
     Education off Campus, Geriatric Psychology, Information Services,
     Neurology, Out Patient Research, Suicide Prevention, Weight & Eating
     Disorders, Tobacco Research, Scheie Eye Institute, Outpatient Services, and
     Anxiety Disorders. As of June 27, 2007, UPHS was rated "A+" by S&P and "A1"
     by Moody's.

                                      B-56

--------------------------------------------------------------------------------
                               3535 MARKET STREET
--------------------------------------------------------------------------------

     The third largest tenant is PNC Bank, N.A. ("PNC"), occupying 3,444 square feet, or approximately 0.8% of the net rentable area. PNC is one of the largest diversified financial services companies in the United States with businesses engaged in retail banking, corporate and institutional banking, asset management and global fund processing services. They operate a retail banking branch at the property. As of June 27, 2007, PNC was rated "A" by
     S&P and "Aa3" by Moody's. The PNC lease expires in July 2014.

o    LOCK BOX ACCOUNT. The 3535 Market Street Borrower or the property manager is required to cause all rents and other revenue from the 3535 Market
     Street Property to be deposited into a lockbox account under the control of the lender. The rents and other revenue will then be disbursed to the 3535
     Market Street Borrower on a daily basis, provided no trigger event exists.
     In the event of a "trigger event," and until the cure thereof, funds in the lockbox account will be transferred to the cash management account under the control of lender and applied to debt service and required reserve deposits and other expenses pursuant to the loan agreement, with excess cash flow held in a supplemental reserve and disbursed to the Borrower when the trigger event is cured. A "trigger event" means the occurrence of (i)
     an event of default under the 3535 Market Street Loan, and is cured upon the cure of the event of default, (ii) CHOP fails to exercise any renewal option and/or has delivered notice that it intends not to renew for more than two floors of space at the 3535 Market Street property at least 12 months prior to expiration of the CHOP lease with respect to such space
     (provided that if such failure to renew occurs in 2012 or later, there shall be a partial cash flow sweep in the percentage indicated below), and is cured when the CHOP non-rewewal space has been re-let to a tenant and at a rental acceptable to lender that has taken possession of the CHOP space and began paying rent. The percentage of excess cash flow sweep for a CHOP non-renewal occurring in 2012 or later shall be calculated based on the quotient of (i) the number of floors for which CHOP has failed to exercise any renewal option or has terminated such excess space and (ii) 9. For example, if at the time of 2012 lease expiration, CHOP fails to renew 3 of the floors, then 3/9th of the cash flow from the property shall be swept.
     If CHOP does not renew 2 floors or less, there is no cash flow sweep. The
     "trigger event" can only be cured twice during the life of the loan.

o    MANAGEMENT. ProMed Property Management Inc. is the property manager for the
     3535 Market Street Property. The property manager is affiliated with the borrower.

                                      B-57

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                        COURTYARD BY MARRIOTT -- PASADENA
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                        COURTYARD BY MARRIOTT -- PASADENA
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                        COURTYARD BY MARRIOTT -- PASADENA
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                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                           Capmark
CUT-OFF DATE PRINCIPAL BALANCE                             $75,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                        1.6%
NUMBER OF MORTGAGE LOANS                                             1
LOAN PURPOSE                                                 Refinance
SPONSOR                                                  Allan V. Rose
OWNERSHIP INTEREST                                          Fee Simple
MORTGAGE RATE                                                   5.4000%
MATURITY DATE                                            April 1, 2017
AMORTIZATION TYPE                                   Partial IO/Balloon
ORIGINAL TERM / AMORTIZATION TERM                            120 / 360
REMAINING TERM / REMAINING                                   117 / 360
  AMORTIZATION TERM
LOCKBOX                                       In-Place Soft, Springing
                                                       Cash Management
UP-FRONT RESERVES
  TAX / INSURANCE                                             Yes / No
  FF&E                                                          $1,000
ONGOING MONTHLY RESERVES
  TAX/INSURANCE                                               Yes / No
  FF&E(1)                                                      $54,565
ADDITIONAL FINANCING                                                No
CUT-OFF DATE PRINCIPAL BALANCE                             $75,000,000
CUT-OFF DATE PRINCIPAL BALANCE/ROOM                           $238,854
CUT-OFF DATE LTV RATIO                                           80.04%
MATURITY DATE LTV RATIO                                          74.26%
UW NCF DSCR                                                       1.45x

(1)  A replacement reserve escrow will be required, whereby the Borrower will fund 4.0% of gross revenues from the previous calendar year into an escrow to be used for capital expenditures.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                                        1
LOCATION                                                   Pasadena, CA
PROPERTY TYPE                              Hospitality, Limited Service
SIZE (ROOMS)                                                        314
OCCUPANCY % AS OF DECEMBER 31, 2006                                83.0%
YEAR BUILT / YEAR RENOVATED                                  2000 / NAP
APPRAISED VALUE                                             $93,700,000
PROPERTY MANAGEMENT                   Dimension Development Company Inc.
UW ECONOMIC OCCUPANCY %                                            83.0%
UW REVENUES                                                 $16,717,000
UW EXPENSES                                                  $8,717,000
UW NET OPERATING INCOME (NOI)                                $8,000,000
UW NET CASH FLOW (NCF)                                       $7,331,000
2005 NOI                                                     $7,267,758
2006 NOI                                                     $7,882,050

                        COURTYARD BY MARRIOTT -- PASADENA

                                           CUT-OFF DATE   YEAR BUILT/   TOTAL
PROPERTY NAME               CITY, STATE       BALANCE       RENOVATED   ROOMS
-----------------------------------------------------------------------------

Courtyard by Marriott --
  Pasadena                  Pasadena, CA    $75,000,000    2000 / NAP    314

                           CUT-OFF DATE       OCCUPANCY %
                             PRINCIPAL    (AS OF DECEMBER 31,    UNDERWRITTEN               UW
PROPERTY NAME              BALANCE/ROOM          2006)          NET CASH FLOW   UW ADR    REVPAR
-------------------------------------------------------------------------------------------------

Courtyard by Marriott --
 Pasadena                   $238,854             83.0%            $7,331,000    $154.00   $127.86

                                      B-60

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                        COURTYARD BY MARRIOTT -- PASADENA
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o    THE LOAN. The subject mortgage loan (the "Courtyard Pasadena Loan") is secured by a first mortgage encumbering one hotel located in Pasadena,
     California (the "Courtyard Pasadena Property"). The Courtyard Pasadena Loan
     represents approximately 1.6% of the cut-off date principal balance. The
     Courtyard Pasadena Loan was originated on March 7, 2007 and has a principal balance as of the cut-off date of $75,000,000. The Courtyard Pasadena Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest based on a
     360-month amortization schedule, with a balloon payment at maturity.

     The Courtyard Pasadena Loan has a remaining term of 117 months (as of July
     1, 2007) and matures on April 1, 2017. The Courtyard Pasadena Loan may be prepaid on or after January 1, 2017, and permits defeasance beginning 2 years after the issue date for the CGCMT 2007-C6 certificates.

o    THE BORROWER. The borrower is RT-Pasad Hotel Partners, L.P., a Delaware limited partnership. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
     Courtyard Pasadena Loan. The sponsor is Allan V. Rose. Mr. Rose has significant hotel development and asset management experience. He is also the founder and sole shareholder of AVR Realty Company.

o    THE PROPERTY. The Courtyard Pasadena Property is a 6-story, 314-room, limited service hotel located at 180 North Fair Oaks Avenue in Pasadena,
     CA. The Courtyard Pasadena Property is located in the midst of Old Town
     Pasadena's retail and entertainment district in the Los Angeles-Long Beach
     Metropolitan Statistical Area (MSA). The Courtyard Pasadena Property was
     built in 2000 and is the newest hotel in the market. The property has a
     124-seat dining room, approximately 5,750 square feet of meeting space, a parking structure, an outdoor pool and whirlpool and an exercise room. The hotel tower has a central courtyard where the pool and spa are located. As of year end 2006, the Courtyard Pasadena Property exhibited 83% occupancy,
     $148.76 ADR and $123.51 RevPAR.

o    LOCKBOX ACCOUNT. The borrower is required to cause all income, rents and other revenues from the Courtyard Pasadena Property to be deposited into a lockbox account under the control of the lender. Prior to the occurrence of a cash trap period, the borrower has a revocable license to withdraw funds from the lockbox account from time to time at the borrower's discretion.
     Upon the occurrence of a cash trap period, the borrower's license to withdraw from the lockbox account will automatically terminate and all instructions directing disposition of funds in the lockbox account shall be originated by the lender without the consent of the borrower or any other person. A "cash trap period" shall occur on and after (i) the borrower fails to perform any monetary obligations under the lockbox agreement within five days of when due or fails to perform any non-monetary obligations under the lockbox agreement within 30 days after written notice thereof, and (ii) the lockbox bank has received, and had a reasonable opportunity to act upon, written instructions from the lender directing that the borrower no longer have access to the funds in the lockbox account.

o    LETTER OF CREDIT. The borrower has delivered to lender a letter of credit in the amount of $2,400,000 to partially offset borrower's obligation to pay certain amounts due under the borrower's franchise agreement with
     Marriott International Inc. Each year the aggregate amount of the letter of credit will automatically decrease by $400,000.

o    RESERVES. Mr. Rose has delivered a performance guaranty with respect to
     $2,496,526 in budgeted repairs required to be completed with respect to the
     Courtyard Pasadena Property by December 31, 2007. No reserve was or is required to be deposited by the borrower with respect to such repairs.

o    MANAGEMENT. The Courtyard Pasadena Property is managed by Dimension
     Development Company, Inc, which is affiliated with the borrower. Dimension was formed in 1988 by Sam J. Friedman and John S. Turner for the purpose of developing and operating franchised hotels. The company's portfolio consists of hotels in the Hilton, Holiday, Marriott and Starwood brands.
     The company operates approximately 30 hotels located in nine states.

                                      B-61

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                                  COLUMBIA PARK
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                                      B-62

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                                  COLUMBIA PARK
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                                      B-63

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                                  COLUMBIA PARK
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                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                        Capmark
CUT-OFF DATE PRINCIPAL BALANCE                          $71,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                    1.5%
NUMBER OF MORTGAGE LOANS                                          1
LOAN PURPOSE                                              Refinance
SPONSOR                                        FCRC, FCE and Treeco
OWNERSHIP INTEREST                                       Fee Simple
MORTGAGE RATE                                               5.6000%
MATURITY DATE                                           May 1, 2017
AMORTIZATION TYPE                                     Interest Only
ORIGINAL TERM / AMORTIZATION TERM               120 / Interest Only
REMAINING TERM / REMAINING AMORTIZATION TERM    118 / Interest Only
LOCKBOX                                                        None
UP-FRONT RESERVES
  TAX / INSURANCE                                          Yes / No
  THEATER PARCEL RESERVE                                   $202,162
ONGOING MONTHLY RESERVES
  TAX / INSURANCE(1)                                       Yes / No
  REPLACEMENT(2)                                          Springing
  TI/LC(3)                                                  $13,743
ADDITIONAL FINANCING                                            Yes
CUT-OFF DATE PRINCIPAL BALANCE                          $71,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                              $256
CUT-OFF DATE LTV RATIO                                       76.34%
MATURITY DATE LTV RATIO                                      76.34%
UW NCF DSCR                                                   1.55x

(1)  Monthly insurance escrows will be waived for the term of the Columbia Park
     Loan; provided that Borrower provides evidence that insurance is being maintained.

(2)  Monthly deposits into the replacement reserve will be waived provided that
     (i) annual inspections of the Columbia Park Property are reasonably satisfactory to the lender, (ii) there is no event of default and (iii) the
     DSCR for the three full calendar months immediately preceding the calculation is equal to or greater than 1.15 to 1.00.

(3)  During any period in which the balance of the TI/LC reserve account equals or exceeds $150,000 and provided there is no event of default, the Borrower is not required to make TI/LC deposits.

(4)  Excludes a 70,000 square foot movie theater that may be released from the collateral. No value, expenses or income were attributed to the theater in underwriting.

(5)  2006 NOI represents the annualized 10 months ending 10/01/06.

                              PROPERTY INFORMATION

NUMBER OF MORTGAGED PROPERTIES                           1
LOCATION                                  North Bergen, NJ
PROPERTY TYPE                             Retail, Anchored
SIZE (SF)(4)                                       277,362
OCCUPANCY % AS OF APRIL 30, 2007                      95.6%
YEAR BUILT / YEAR RENOVATED               1999, 2000 / NAP
APPRAISED VALUE                                $93,000,000
PROPERTY MANAGEMENT                First New York Partners
UW ECONOMIC OCCUPANCY %                               96.0%
UW REVENUES(4)                                  $8,614,282
UW EXPENSES(4)                                  $2,183,824
UW NET OPERATING INCOME (NOI)                   $6,430,458
UW NET CASH FLOW (NCF)                          $6,237,937
2005 NOI                                        $5,934,473
2006 NOI(5)                                     $5,352,073

                                      B-64

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                                  COLUMBIA PARK
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                                 TENANT SUMMARY

                                                                     % OF NET
                                      RATINGS         NET RENTABLE   RENTABLE
          TENANT NAME          FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA
-----------------------------------------------------------------------------

Anchor Tenants
Shop Rite                           NR/NR/NR             66,000        23.8%
Circuit City Stores, Inc.           NR/NR/NR             33,074        11.9%
Shopper's World                     NR/NR/NR             26,260         9.5%
Old Navy(2)                        BB+/Ba1/BB+           25,301         9.1%
Bally Total Fitness Corp.(3)         NR/Ca/D             25,000         9.0%
Staples                          BBB+/Baa1/BBB+          24,500         8.8%
                                                         ------       -----
Top 5 In-Line Tenants                                   134,135        48.4%
Non-major Tenants                                        64,889        23.4%
                                                        -------       -----
OCCUPIED TOTAL                                          265,024        95.6%
Vacant Space                                             12,338         4.4%
                                                        -------       -----
COLLATERAL TOTAL(4)                                     277,362       100.0%
                                                        =======       =====

                                                         % OF      DATE OF
                                                        ACTUAL     LEASE
          TENANT NAME          RENT PSF   ACTUAL RENT    RENT    EXPIRATION
---------------------------------------------------------------------------

Anchor Tenants
Shop Rite                       $ 18.97   $1,252,020     19.8%    09/30/24
Circuit City Stores, Inc.       $ 23.23   $  768,309     12.2%    01/31/20
Shopper's World                 $ 22.00   $  577,720      9.1%    11/30/09
Old Navy(2)                     $ 26.57   $  672,248     10.6%    01/31/10
Bally Total Fitness Corp.(3)    $ 17.35   $  433,822      6.9%    05/31/16
Staples                         $ 26.13   $  640,185     10.1%    08/31/14
                                -------   ----------    -----
Top 5 In-Line Tenants           $ 23.05   $3,092,283     48.9%
Non-major Tenants               $ 30.43   $1,974,510     31.2%
                                -------   ----------    -----
OCCUPIED TOTAL                  $ 23.84   $6,318,823    100.0%
Vacant Space
COLLATERAL TOTAL(4)

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  The Old Navy lease provides for a reduction in rent and/or a termination of the lease under certain circumstances set forth within the lease.

(3)  The tenant has publicly announced that, absent a financial restructuring, it does not expect to attain operating cash flow sufficient for its anticipated business needs, and as of July 6th, was in the process of soliciting consents to its prepackaged plan of reorganization.

(4)  Excludes a 70,000 square foot movie theater that may be released from the collateral. No value, expenses or income were attributed to the theater in underwriting.

                             LEASE ROLLOVER SUMMARY

                        WTD. AVG.
              # OF      IN PLACE
             LEASES    BASE RENT     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
YEAR         ROLLING   PSF ROLLING    ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
---------------------------------------------------------------------------------------------------------------

2007             1       $119.66        1,053       0.4%          0.4%             2.0%             2.0%
2008             0       $  0.00            0       0.0%          0.4%             0.0%             2.0%
2009             4       $ 25.66       40,924      14.8%         15.1%            16.6%            18.6%
2010             4       $ 26.55       47,888      17.3%         32.4%            20.1%            38.7%
2011             2       $ 26.09        7,515       2.7%         35.1%             3.1%            41.8%
2012             2       $ 32.51       10,000       3.6%         38.7%             5.1%            47.0%
2013             0       $  0.00            0       0.0%         38.7%             0.0%            47.0%
2014             2       $ 26.44       28,200      10.2%         48.9%            11.8%            58.8%
2015             1       $ 28.00        5,370       1.9%         50.8%             2.4%            61.2%
2016             1       $ 17.35       25,000       9.0%         59.8%             6.9%            68.0%
2017             0       $  0.00            0       0.0%         59.8%             0.0%            68.0%
Thereafter       2       $ 20.39       99,074      35.7%         95.6%            32.0%           100.0%
Vacant                                 12,338       4.4%        100.0%
------                                -------     -----                         ------
TOTALS          19                    277,362     100.0%                         100.0%
                                      =======     =====                         ======

                                      B-65

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                                  COLUMBIA PARK
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o    THE LOAN. The subject mortgage loan (the "Columbia Park Loan") is secured by a first mortgage encumbering an anchored retail center located in North
     Bergen, New Jersey (the "Columbia Park Property"). The Columbia Park Loan
     has a principal balance as of the cut-off date of $71,000,000 and represents approximately 1.5% of the initial mortgage pool balance. The
     Columbia Park Loan was originated on April 2, 2007. The Columbia Park Loan provides for interest-only payments throughout its term, with a balloon payment at maturity.

     The Columbia Park Loan has a remaining term of 118 months (as of July 1,
     2007) and matures on May 1, 2017. The Columbia Park Loan may be prepaid on or after February 1, 2017, and permits defeasance beginning 2 years after the issue date for the CGCMT 2007-C6 certificates.

o    THE BORROWER. The borrower is FC/Treeco Columbia Park, LLC, a New Jersey limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
     Columbia Park Loan. The sponsors of the borrower are affiliates of Forest
     City Ratner Companies ("FCRC"), Forest City Enterprises, Inc. ("FCE") and
     Treeco. FCRC is an affiliate of FCE, one of the nation's largest publicly-traded commercial real estate development companies. Treeco is a local developer. The borrower is a joint venture among affiliates of FCRC,
     FCE and Treeco.

o    THE PROPERTY. The Columbia Park Property is a 277,362(1) square foot community shopping center situated on approximately 15 acres. The Columbia
     Park Property was built in 1999-2000 and consists of three buildings. Most of the center is one story except the Bally's Fitness Center is located adjacent to the parking structure below the primary retail center. As of
     April 30, 2007, the occupancy rate for the Columbia Park Property was approximately 95.6%.(1)

     The Columbia Park Property is located in North Bergen, New Jersey. Due to its proximity to New York City, North Bergen is a highly built up community that is primarily improved with a combination of residential and commercial properties. The Columbia Park Property is well situated at the intersection of Kennedy Boulevard, Route 495 and Route 3 and just west of the entry to the Lincoln Tunnel leading to New York City. The Columbia Park Property is located within the Hudson submarket of Northern New Jersey. According to the appraisal by Cushman & Wakefield dated September 13, 2006, as of second quarter 2006, the overall vacancy rate for community shopping centers in the submarket was reported to be 4.5% and the average asking rental rate was reported to be $25.42 per square foot. As of April 30 2007, the weighted average in place rent at the Columbia Park Property is $23.84 per square foot.

     The largest tenant is ShopRite, which occupies 66,000 square feet, or approximately 23.8% of the net rentable area. ShopRite is the largest retailer-owned cooperative in the United States and one of the largest employers in New Jersey. The cooperative is comprised of 43 members who individually own and operate supermarkets under the ShopRite banner. All
     ShopRite owners are members of Wakefern Food Corporation, the merchandising and distribution arm of the company. The operator of the subject ShopRite is Inserra Supermarkets, Inc. ("Inserra"). Inserra owns and operates more than 20 ShopRite supermarkets in northern New Jersey and southeastern New
     York State. The ShopRite lease expires in September 2024 and includes two
     10-year renewal options.

     The second largest tenant is Circuit City Stores, Inc., which occupies
     33,074 square feet, or approximately 11.9% of the net rentable area.
     Circuit City Stores is a retailer of consumer electronics, home office products, entertainment software, and related services. It sells brand-name consumer electronics, personal computers, entertainment software, and related services. As of February 28, 2007, it operated 642 superstores and
     12 other stores in 158 U.S. media markets. The Circuit City lease expires in January 2020 and includes four 5-year renewal options.

     The third largest tenant is Shopper's World, which occupies 26,260 square feet, or approximately 9.5% of the net rentable area. Shopper's World has ten stores located in New York and New Jersey and offers men's, women's and children's clothing, house wares, giftware and bed and bath. The Shopper's
     World lease expires in November 2009.

----------
(1)  Excludes a 70,000 square foot movie theater that may be released from the collateral. No value, expenses or income were attributed to the theater in underwriting.

                                      B-66

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                                  COLUMBIA PARK
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o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MEZZANINE DEBT. Future mezzanine debt is permitted subject to certain criteria, which include a minimum debt service coverage ratio on the combined Columbia Park Loan and the mezzanine debt of 1.05:1.00 (based on the then-current interest rate and an assumed amortization period of 30 years with respect to the Columbia Park Loan and assuming the mezzanine debt had been fully advanced), a maximum loan-to-value ratio on the combined Columbia Park Loan and the mezzanine debt of 90%, and borrower's delivery of an intercreditor agreement and certain legal opinions.

o    RELEASES. The borrower may obtain the release of a portion of the Columbia
     Park Property consisting of a 70,000 square foot movie theater (the
     "Theater Parcel"), subject to the satisfaction of certain conditions as more specifically set forth in the loan agreement, including but not limited to no event of default, compliance with requirements of law, independent tax lot determination, and no impairment of access to the remaining Columbia Park Property. No payment of a release price is required. The Theater Parcel was not included in the underwriting of the
     Columbia Park Loan.

o    RESERVES. Monthly insurance escrows will be waived for the term of the
     Columbia Park Loan; provided that Borrower provides evidence that insurance is being maintained. Monthly deposits into the replacement reserve will be waived provided that (i) annual inspections of the Columbia Park Property are reasonably satisfactory to the lender, (ii) there is no event of default and (iii) the DSCR for the three full calendar months immediately preceding the calculation is equal to or greater than 1.15 to 1.00. During any period in which the balance of the TI/LC reserve account equals or exceeds $150,000 and provided there is no event of default, the Borrower is not required to make TI/LC deposits.

     On the closing date, the borrower deposited $202,162 into a Theater Parcel reserve account, which funds are to be used to pay Theater Parcel operating expenses (other than taxes) until a Theater Parcel release occurs. In the event that a Theater Parcel release does not occur within nine months of the closing date (or each subsequent anniversary of the ninth month following the closing date), the borrower must deposit into the Theater
     Parcel reserve account an amount sufficient to cover Theater Parcel operating expenses (other than taxes) for the subsequent year. Taxes related to the theater parcel are reserved in the tax escrow until such time that the theater is released. Any expenses attributed to the theater parcel in excess of reserve amounts shall be the obligation of the
     Borrower.

o    MANAGEMENT. The Columbia Park Property is managed by First New York
     Partners ("FYNP"), Forest City Ratner Companies' management subsidiary.
     FYNP is a full-service property management firm that is responsible for providing property management services to all Forest City buildings and their tenants.

                                      B-67

                                    ANNEX C-1

                      YIELD TABLE FOR CLASS X CERTIFICATES

                            PRE-TAX YIELD TO MATURITY

                                      C-1-1

                      [THIS PAGE ITENTIONALLY LEFT BLANK.]

                                    ANNEX C-2

 DECREMENT TABLES FOR CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-3B, CLASS A-SB,
CLASS A-4, CLASS A-1A, CLASS A-M, CLASS A-J, CLASS B, CLASS C, CLASS D, CLASS E
                            AND CLASS F CERTIFICATES

      PERCENTAGES OF INITIAL TOTAL PRINCIPAL BALANCE AT THE SPECIFIED CPRS
     (PREPAYMENTS LOCKED OUT THROUGH LOCK-OUT PERIOD, DEFEASANCE PERIOD AND
                YIELD MAINTENANCE PERIOD, THEN AT FOLLOWING CPR)

                                    CLASS A-1

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................    89.9      89.9      89.9      89.9      89.9
July 2009 ..........................    76.7      76.7      76.7      76.7      76.7
July 2010 ..........................    59.3      59.3      59.3      59.3      59.3
July 2011 ..........................    36.4      12.2       0.0       0.0       0.0
July 2012 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    2.99      2.88      2.79      2.75      2.71

                                    CLASS A-2

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0      97.7      92.5      82.2
July 2012 ..........................    20.4      20.4      20.3      20.2      18.1
July 2013 ..........................    17.1      14.7      11.8       7.9       0.0
July 2014 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    4.97      4.95      4.93      4.89      4.64

                                     C-2-1

      PERCENTAGES OF INITIAL TOTAL PRINCIPAL BALANCE AT THE SPECIFIED CPRS
     (PREPAYMENTS LOCKED OUT THROUGH LOCK-OUT PERIOD, DEFEASANCE PERIOD AND
                YIELD MAINTENANCE PERIOD, THEN AT FOLLOWING CPR)

                                    CLASS A-3

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0      96.7
July 2014 ..........................    20.4      19.4      18.1      16.1       0.0
July 2015 ..........................    18.9      12.2       6.0       0.2       0.0
July 2016 ..........................    10.2       0.0       0.0       0.0       0.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    7.08      6.89      6.78      6.69      6.44

                                   CLASS A-3B

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0      87.8
July 2015 ..........................   100.0     100.0     100.0     100.0      81.5
July 2016 ..........................   100.0      97.4      67.7      51.0      43.2
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.53      9.40      9.14      8.94      8.60

                                   CLASS A-SB

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................    91.9      91.9      91.9      91.9      91.9
July 2013 ..........................    71.6      71.6      71.6      71.6      71.6
July 2014 ..........................    49.9      49.9      49.9      49.9      49.9
July 2015 ..........................    26.9      26.9      26.9      26.9      26.9
July 2016 ..........................     2.4       2.4       2.4       2.4       2.4
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    6.93      6.93      6.93      6.93      6.93

                                     C-2-2

      PERCENTAGES OF INITIAL TOTAL PRINCIPAL BALANCE AT THE SPECIFIED CPRS
     (PREPAYMENTS LOCKED OUT THROUGH LOCK-OUT PERIOD, DEFEASANCE PERIOD AND
                YIELD MAINTENANCE PERIOD, THEN AT FOLLOWING CPR)

                                    CLASS A-4

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.73      9.71      9.68      9.65      9.47

                                   CLASS A-1A

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................    99.8      99.8      99.8      99.8      99.8
July 2009 ..........................    99.6      99.6      99.6      99.6      99.6
July 2010 ..........................    99.2      99.2      99.2      99.2      99.2
July 2011 ..........................    98.8      98.8      98.8      98.7      98.2
July 2012 ..........................    95.3      95.2      95.2      95.1      94.5
July 2013 ..........................    94.5      94.2      94.0      93.8      93.7
July 2014 ..........................    91.8      91.4      91.2      91.0      91.0
July 2015 ..........................    86.8      86.3      86.1      86.0      86.0
July 2016 ..........................    85.9      85.3      85.1      85.1      85.1
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.23      9.20      9.16      9.13      8.93

                                     C-2-3

      PERCENTAGES OF INITIAL TOTAL PRINCIPAL BALANCE AT THE SPECIFIED CPRS
     (PREPAYMENTS LOCKED OUT THROUGH LOCK-OUT PERIOD, DEFEASANCE PERIOD AND
                YIELD MAINTENANCE PERIOD, THEN AT FOLLOWING CPR)

                                    CLASS A-M

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.86      9.86      9.86      9.82      9.62

                                    CLASS A-J

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.87      9.86      9.86      9.86      9.69

                                     C-2-4

      PERCENTAGES OF INITIAL TOTAL PRINCIPAL BALANCE AT THE SPECIFIED CPRS
     (PREPAYMENTS LOCKED OUT THROUGH LOCK-OUT PERIOD, DEFEASANCE PERIOD AND
                YIELD MAINTENANCE PERIOD, THEN AT FOLLOWING CPR)

                                     CLASS B

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.94      9.94      9.86      9.86      9.69

                                     CLASS C

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.94      9.94      9.88      9.86      9.69

                                     C-2-5

      PERCENTAGES OF INITIAL TOTAL PRINCIPAL BALANCE AT THE SPECIFIED CPRS
     (PREPAYMENTS LOCKED OUT THROUGH LOCK-OUT PERIOD, DEFEASANCE PERIOD AND
                YIELD MAINTENANCE PERIOD, THEN AT FOLLOWING CPR)

                                     CLASS D

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.94      9.94      9.94      9.86      9.69

                                     CLASS E

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.94      9.94      9.94      9.86      9.69

                                     C-2-6

      PERCENTAGES OF INITIAL TOTAL PRINCIPAL BALANCE AT THE SPECIFIED CPRS
     (PREPAYMENTS LOCKED OUT THROUGH LOCK-OUT PERIOD, DEFEASANCE PERIOD AND
                YIELD MAINTENANCE PERIOD, THEN AT FOLLOWING CPR)

                                     CLASS F

        DISTRIBUTION DATE IN           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
------------------------------------   ------   -------   -------   -------   --------

Initial Percentage .................   100.0%    100.0%    100.0%    100.0%    100.0%
July 2008 ..........................   100.0     100.0     100.0     100.0     100.0
July 2009 ..........................   100.0     100.0     100.0     100.0     100.0
July 2010 ..........................   100.0     100.0     100.0     100.0     100.0
July 2011 ..........................   100.0     100.0     100.0     100.0     100.0
July 2012 ..........................   100.0     100.0     100.0     100.0     100.0
July 2013 ..........................   100.0     100.0     100.0     100.0     100.0
July 2014 ..........................   100.0     100.0     100.0     100.0     100.0
July 2015 ..........................   100.0     100.0     100.0     100.0     100.0
July 2016 ..........................   100.0     100.0     100.0     100.0     100.0
July 2017 and thereafter ...........     0.0       0.0       0.0       0.0       0.0

Weighted Average Life (in Years) ...    9.94      9.94      9.94      9.88      9.69

                                     C-2-7

                      [THIS PAGE ITENTIONALLY LEFT BLANK.]

                                     ANNEX D

                       FORM OF DISTRIBUTION DATE STATEMENT

                                      D-1

                      [THIS PAGE ITENTIONALLY LEFT BLANK.]

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
135 S. LaSalle Street, Suite 1625                                     Next Payment:   30-Jul-07
Chicago, IL 60603                                                     Record Date:
USA

                                 ABN AMRO ACCT:

Administrator:             REPORTING PACKAGE TABLE OF CONTENTS          Analyst:

Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com

Issue Id:                      CCMT07C6

Monthly Data File
Name:             CCMT07C6_200706_3.ZIP

                                                                      Page(s)
                                                                      -------
Statements to Certificateholders                                      Page 2
Cash Reconciliation Summary                                           Page 3
Shortfall Summary Report                                              Page 4
Bond Interest Reconciliation                                          Page 5
Bond Interest Reconciliation                                          Page 6
Bond Principal Reconciliation                                         Page 7
Rating Information                                                    Page 8
SWAP Summary                                                          Page 9
Asset-Backed Facts ~ 15 Month Loan Status Summary                     Page 10
Delinquent Loan Detail                                                Page 11
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary                Page 12
Historical Collateral Prepayment                                      Page 13
Mortgage Loan Characteristics                                         Page 14-16
Loan Level Detail                                                     Page 17
Appraisal Reduction Detail                                            Page 18
Specially Serviced (Part I) - Loan Detail                             Page 19
Specially Serviced (Part II) - Servicer Comments                      Page 20
Modified Loan Detail                                                  Page 21
Summary of Loan Maturity Extensions                                   Page 22
Realized Loss Detail                                                  Page 23
Collateral Realized Loss                                              Page 24
Defeased Loans                                                        Page 25
Historical REO Report                                                 Page 26

Closing Date:

First Payment Date:

Rated Final Payment Date:

Determination Date:

          Trust Collection Period

                           PARTIES TO THE TRANSACTION

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES

LaSalle Web Site                       www.etrustee.net
Servicer Web Site     www.capmark.com,www.midlandls.com
LaSalle Factor Line                        800.246.5761

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 1 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                                                                                                             PASS-THROUGH
  CLASS       ORIGINAL     OPENING  PRINCIPAL    PRINCIPAL     NEGATIVE    CLOSING    INTEREST    INTEREST       RATE
  CUSIP    FACE VALUE (1)  BALANCE   PAYMENT   ADJ. OR LOSS  AMORTIZATION  BALANCE  PAYMENT (2)  ADJUSTMENT  Next Rate(3)
-------------------------------------------------------------------------------------------------------------------------

Total
-------------------------------------------------------------------------------------------------------------------------
                                                             Total P&I Payment

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest
Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment
(3) Estimated. * Denotes Controlling Class

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 2 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                          CASH RECONCILIATION SUMMARY

                                INTEREST SUMMARY

Current Scheduled Interest                                                  0.00
Less Deferred Interest                                                      0.00
Less PPIS Reducing Scheduled Int                                            0.00
Plus Gross Advance Interest                                                 0.00
Less ASER Interest Adv Reduction                                            0.00
Less Other Interest Not Advanced                                            0.00
Less Other Adjustment                                                       0.00
--------------------------------------------------------------------------------
Total                                                                       0.00
--------------------------------------------------------------------------------
UNSCHEDULED INTEREST:
Prepayment Penalties                                                        0.00
Yield Maintenance Penalties                                                 0.00
Other Interest Proceeds                                                     0.00
--------------------------------------------------------------------------------
Total                                                                       0.00
--------------------------------------------------------------------------------
Less Fee Paid To Servicer                                                   0.00
Less Fee Strips Paid by Servicer                                            0.00
LESS FEES & EXPENSES PAID BY/TO SERVICER
Special Servicing Fees                                                      0.00
Workout Fees                                                                0.00
Liquidation Fees                                                            0.00
Interest Due Serv on Advances                                               0.00
Non Recoverable Advances                                                    0.00
Misc. Fees & Expenses                                                       0.00
--------------------------------------------------------------------------------
Total Unscheduled Fees & Expenses                                           0.00
--------------------------------------------------------------------------------
Total Interest Due Trust                                                    0.00
--------------------------------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO TRUST
Trustee Fee                                                                 0.00
Certificate Administrator Fee                                               0.00
Misc. Fees                                                                  0.00
Interest Reserve Withholding                                                0.00
Plus Interest Reserve Deposit                                               0.00
--------------------------------------------------------------------------------
Total                                                                       0.00
--------------------------------------------------------------------------------
Total Interest Due Certs                                                    0.00
--------------------------------------------------------------------------------

                                PRINCIPAL SUMMARY

SCHEDULED PRINCIPAL:

Current Scheduled                                                           0.00
Principal
Advanced Scheduled Principal                                                0.00
--------------------------------------------------------------------------------
Scheduled Principal                                                         0.00
--------------------------------------------------------------------------------
UNSCHEDULED PRINCIPAL:
Curtailments                                                                0.00
Prepayments in Full                                                         0.00
Liquidation Proceeds                                                        0.00
Repurchase Proceeds                                                         0.00
Other Principal Proceeds                                                    0.00
--------------------------------------------------------------------------------
Total Unscheduled Principal                                                 0.00
--------------------------------------------------------------------------------
Remittance Principal                                                        0.00
--------------------------------------------------------------------------------
Remittance P&I Due Trust                                                    0.00
--------------------------------------------------------------------------------
Remittance P&I Due Certs                                                    0.00
--------------------------------------------------------------------------------

                              POOL BALANCE SUMMARY

                                                                 Balance   Count
--------------------------------------------------------------------------------
Beginning Pool                                                     0.00      0
Scheduled Principal                                                0.00      0
Unscheduled Principal                                              0.00      0
Deferred Interest                                                  0.00
Liquidations                                                       0.00      0
Repurchases                                                        0.00      0
--------------------------------------------------------------------------------
Ending Pool                                                        0.00      0
--------------------------------------------------------------------------------

                       NON-P&I SERVICING ADVANCE SUMMARY

                                                                          Amount
--------------------------------------------------------------------------------
Prior Outstanding                                                          0.00
Plus Current Period                                                        0.00
Less Recovered                                                             0.00
Less Non Recovered                                                         0.00
Ending Outstanding                                                         0.00

                              SERVICING FEE SUMMARY

Current Servicing Fees                                                      0.00
Plus Fees Advanced for PPIS                                                 0.00
Less Reduction for PPIS                                                     0.00
Plus Delinquent Servicing Fees                                              0.00
--------------------------------------------------------------------------------
Total Servicing Fees                                                        0.00
--------------------------------------------------------------------------------

                  CUMULATIVE PREPAYMENT CONSIDERATION RECEIVED

Prepayment Premiums                                                         0.00
Yield Maintenance                                                           0.00
Other Interest                                                              0.00

                                  PPIS SUMMARY

Gross PPIS                                                                  0.00
Reduced by PPIE                                                             0.00
Reduced by Shortfalls in Fees                                               0.00
Reduced by Other Amounts                                                    0.00
--------------------------------------------------------------------------------
PPIS Reducing Scheduled Interest                                            0.00
--------------------------------------------------------------------------------
PPIS Reducing Servicing Fee                                                 0.00
--------------------------------------------------------------------------------
PPIS Due Certificate                                                        0.00
--------------------------------------------------------------------------------

                   ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)

                                                            Principal   Interest
--------------------------------------------------------------------------------
Prior Outstanding                                              0.00       0.00
Plus Current Period                                            0.00       0.00
Less Recovered                                                 0.00       0.00
Less Non Recovered                                             0.00       0.00
Ending Outstanding                                             0.00       0.00

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 3 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                          INTEREST ADJUSTMENTS SUMMARY

SHORTFALL ALLOCATED TO THE BONDS:

Net Prepayment Int. Shortfalls Allocated to the Bonds                       0.00
Special Servicing Fees                                                      0.00
Workout Fees                                                                0.00
Liquidation Fees                                                            0.00
Legal Fees                                                                  0.00
Misc. Fees & Expenses Paid by/to Servicer                                   0.00
Interest Paid to Servicer on Outstanding Advances                           0.00
ASER Interest Advance Reduction                                             0.00
Interest Not Advanced (Current Period)                                      0.00
Recoup of Prior Advances by Servicer                                        0.00
Servicing Fees Paid Servicer on Loans Not Advanced                          0.00
Misc. Fees & Expenses Paid by Trust                                         0.00
Shortfall Due to Rate Modification                                          0.00
Other Interest Loss                                                         0.00
                                                                            ----
Total Shortfall Allocated to the Bonds                                      0.00
                                                                            ====

EXCESS ALLOCATED TO THE BONDS:

Other Interest Proceeds Due the Bonds                                       0.00
Prepayment Interest Excess Due the Bonds                                    0.00
Interest Income                                                             0.00
Yield Maintenance Penalties Due the Bonds                                   0.00
Prepayment Penalties Due the Bonds                                          0.00
Recovered ASER Interest Due the Bonds                                       0.00
Recovered Interest Due the Bonds                                            0.00
ARD Excess Interest                                                         0.00
                                                                            ----
Total Excess Allocated to the Bonds                                         0.00
                                                                            ====

              AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS

Total Excess Allocated to the Bonds                                         0.00
Less Total Shortfall Allocated to the Bonds                                 0.00
                                                                            ----
Total Interest Adjustment to the Bonds                                      0.00
                                                                            ====

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 4 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                       BOND INTEREST RECONCILIATION DETAIL

          Accrual                             Accrued      Total       Total
       ------------  Opening  Pass-Through  Certificate   Interest   Interest
Class  Method  Days  Balance      Rate        Interest   Additions  Deductions
------------------------------------------------------------------------------

                                 Current    Remaining         Credit
       Distributable  Interest   Period    Outstanding       Support
        Certificate    Payment  Shortfall    Interest   --------------------
Class     Interest     Amount    Recovery   Shorfalls   Original  Current(1)
----------------------------------------------------------------------------

(1)  Determined as follows: (A) the ending balance of all the classes less (B)
     the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 5 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                      BOND INTEREST RECONCILIATION DETAIL

                                             Additions
                           ----------------------------------------------
         Prior    Current
       Interest  Interest  Prior Interest   Interest Accrual   Prepayment
Class  Due Date  Due Date   Shortfall Due  on Prior Shortfall   Premiums
-------------------------------------------------------------------------

              Additions                       Deductions
       -------------------------  -----------------------------------
                       Other                 Deferred &                Distributable  Interest
          Yield       Interest    Allocable   Accretion    Interest     Certificate    Payment
Class  Maintenance  Proceeds (1)     PPIS     Interest   Loss Expense     Interest     Amount
----------------------------------------------------------------------------------------------

(1)  Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the Bondholder's
     Distributable Interest.

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 6 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                         BOND PRINCIPAL RECONCILIATION

                                                        Additions                                 Losses
                                     ----------------------------------------------  --------------------------------
                                     Scheduled  Unscheduled     Extra       Prior
          Original       Beginning   Principal   Principal    Principal     Loss     Current  Cumulative  Interest on  Ending Class
Class  Class Balance  Class Balance   Payment     Payment    Payment Amt  Reimburs.   Losses    Losses       Losses      Balance
-----------------------------------------------------------------------------------------------------------------------------------

         Rated     Credit Support
         Final   ------------------
Class  Maturity  Original  Currentt
-----------------------------------

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 7 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                               RATING INFORMATION

                   ORIGINAL RATINGS     RATING CHANGE/CHANGE DATE(1)
CLASS   CUSIP   FITCH   MOODY'S   S&P     FITCH    MOODY'S     S&P
-------------   ---------------------   ----------------------------

NR - Designates that the class was not rated by the rating agency.

(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report,
LaSalle recommends that investors obtain current rating information directly from the rating agency.

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 8 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                            OTHER RELATED INFORMATION

                                SWAP CALCULATIONS

                                                        Notional   Rate   Amount
--------------------------------------------------------------------------------
Fixed Payer:
Float Payer:

SWAP CONTRACT

                                                  Yield Maintenance
                              Amount    Amount   Prepayment Premiums   Shortfall
                             Received    Paid           Paid            Amount
--------------------------------------------------------------------------------

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                   PAGE 9 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
          ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL LOAN STATUS SUMMARY

                                     Delinquency Aging Categories                              Special Event Categories (1)
------------  --------------------------------------------------------------------------  -------------------------------------
                                                                                                          Specially
Distribution  Delinq 1 Month  Delinq 2 Months  Delinq 3+ Months  Foreclosure      REO     Modifications   Serviced   Bankruptcy
    Date         #  Balance      #  Balance       #  Balance      #  Balance  #  Balance    #  Balance   #  Balance  #  Balance
------------  -----------------------------------------------------------------------------------------------------------------

6/29/2007       0    0.00        0    0.00        0     0         0    0.00   0    0.00     0    0.00    0    0.00   0    0.00

(1)  Note: Modification, Specially Serviced & Bankruptcy Totals are Included in
     the Appropriate Delinquency Aging Category

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 10 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
                             DELINQUENT LOAN DETAIL

            Paid               Outstanding  Out. Property                  Special
Disclosure  Thru  Current P&I      P&I        Protection   Loan Status     Servicer    Foreclosure  Bankruptcy   REO
 Control #  Date    Advance     Advances**     Advances      Code (1)   Transfer Date      Date        Date     Date
--------------------------------------------------------------------------------------------------------------------

TOTAL

(1) :LEGEND :

A. IN GRACE PERIOD

B. LATE PAYMENT BUT < 1 MONTH DELINQ.

1. DELINQ. 1 MONTH

2. DELINQ. 2 MONTHS

3. DELINQUENT 3 + MONTHS

4. PERFORMING MATURED BALLOON

5. NON PERFORMING MATURED BALLOON

7. FORECLOSURE

9. REO

**   Outstanding P&I Advances include the current period P&I Advances and may include Servicer Advances.

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 11 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
          ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

                                                        Appraisal                      Realized    Remaining
Distribution  Ending Pool (1)  Payoffs (2)  Penalties  Reduct. (2)  Liquidations (2)  Losses (2)     Term      Curr Weighted Avg.
    Date         #  Balance     #  Balance  #  Amount   #  Balance     #  Balance      #  Amount  Life  Amort    Coupon  Remit
------------  ----------------------------------------------------------------------------------  -------------------------------

29-Jun-07        0     0        0     0     0    0      0     0        0     0         0     0      0

(1)  Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 12 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                 HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

Disclosure  Payoff  Initial                Payoff  Penalty  Prepayment  Maturity  Property  Geographic
 Control #  Period  Balance  Type          Amount   Amount     Date       Date      Type     Location
------------------------------------------------------------------------------------------------------

                             CURRENT

                             CUMULATIVE

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 13 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                         MORTGAGE LOAN CHARACTERISTICS

                       DISTRIBUTION OF PRINCIPAL BALANCES

                                                             Weighted Average
Current Scheduled          # of     Scheduled      % of   ----------------------
     Balance              Loans      Balance     Balance  Term  Coupon  PFY DSCR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              0               0     0.00%
================================================================================
Average Schedule Balance                      0
Maximum Schedule Balance         (9,999,999,999)
Minimum Schedule Balance          9,999,999,999

               DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)

                                                             Weighted Average
Fully Amortizing           # of     Scheduled      % of   ----------------------
 Mortgage Loans           Loans      Balance     Balance  Term  Coupon  PFY DSCR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              0               0     0.00%
================================================================================

                    DISTRIBUTION OF MORTGAGE INTEREST RATES

                                                             Weighted Average
Current Mortgage           # of     Scheduled      % of   ----------------------
  Interest Rate           Loans      Balance     Balance  Term  Coupon  PFY DSCR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              0               0     0.00%
================================================================================
Minimum Mortgage Interest Rate         ,900.000%

Maximum Mortgage Interest Rate         ,900.000%

                    DISTRIBUTION OF REMAINING TERM (BALLOON)

                                                             Weighted Average
    Balloon                # of     Scheduled      % of   ----------------------
Mortgage Loans            Loans      Balance     Balance  Term  Coupon  PFY DSCR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              0               0     0.00%
================================================================================

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 14 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
                          MORTGAGE LOAN CHARACTERISTICS

                           DISTRIBUTION OF DSCR (PFY)

 Debt Service    # of  Scheduled   % of
Coverage Ratio  Loans   Balance   Balance  WAMM  WAC  PFY DSCR
--------------------------------------------------------------

--------------------------------------------------------------
                    0          0     0.00%
==============================================================

Maximum DSCR   0.000

Minimum DSCR   0.000

                         DISTRIBUTION OF DSCR (CUTOFF)

 Debt Service    # of  Scheduled    % of
Coverage Ratio  Loans   Balance   Balance  WAMM  WAC  PFY DSCR
--------------------------------------------------------------

--------------------------------------------------------------
                    0          0     0.00%
==============================================================

Maximum DSCR   0.000

Minimum DSCR   0.000

                            GEOGRAPHIC DISTRIBUTION

Geographic       # of  Scheduled   % of
 Location       Loans   Balance   Balance  WAMM  WAC  PFY DSCR
--------------------------------------------------------------

--------------------------------------------------------------
                    0          0     0.00%
==============================================================

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 15 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                          MORTGAGE LOAN CHARACTERISTICS

                         DISTRIBUTION OF PROPERTY TYPES

                     # of   Scheduled     % of
  Property Types    Loans    Balance    Balance   WAMM    WAC    PFY DSCR
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                      0         0        0.00%
=========================================================================

                       DISTRIBUTION OF AMORTIZATION TYPE

                     # of   Scheduled     % of
Amortization Type   Loans    Balance    Balance   WAMM    WAC    PFY DSCR
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                      0         0        0.00%
=========================================================================

                         DISTRIBUTION OF LOAN SEASONING

                     # of   Scheduled     % of
 Number of Months   Loans    Balance    Balance   WAMM    WAC    PFY DSCR
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                      0         0        0.00%
=========================================================================

                      DISTRIBUTION OF YEAR LOANS MATURING

                     # of   Scheduled     % of
      Year          Loans    Balance    Balance   WAMM    WAC    PFY DSCR
-------------------------------------------------------------------------
      2007            0         0        0.00%      0    0.00%     0.00
      2008            0         0        0.00%      0    0.00%     0.00
      2009            0         0        0.00%      0    0.00%     0.00
      2010            0         0        0.00%      0    0.00%     0.00
      2011            0         0        0.00%      0    0.00%     0.00
      2012            0         0        0.00%      0    0.00%     0.00
      2013            0         0        0.00%      0    0.00%     0.00
      2014            0         0        0.00%      0    0.00%     0.00
      2015            0         0        0.00%      0    0.00%     0.00
      2016            0         0        0.00%      0    0.00%     0.00
      2017            0         0        0.00%      0    0.00%     0.00
2018 & Greater        0         0        0.00%      0    0.00%     0.00
-------------------------------------------------------------------------
                      0         0        0.00%
=========================================================================

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 16 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
                                LOAN LEVEL DETAIL

                                             Operating              Ending                                              Loan
Disclosure         Property  Maturity   PFY  Statement    Geo.    Principal  Note  Scheduled  Prepayment  Prepayment   Status
Control #   Group    Type      Date    DSCR     Date    Location   Balance   Rate     P&I       Amount       Date     Code (1)
------------------------------------------------------------------------------------------------------------------------------

*    NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.

(1) Legend:

A. In Grace Period

B. Late Payment but < 1 month delinq

1. Delinquent 1 month

2. Delinquent 2 months

3. Delinquent 3+ months

4. Performing Matured Balloon

5. Non Performing Matured Ballon

7. Foreclosure

9. REO

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 17 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
                           APPRAISAL REDUCTION DETAIL

                                                                             Remaining Term                               Appraisal
Disclosure  Appraisal  Scheduled    AR    Current P&I        Note  Maturity  --------------  Property  Geographic        -----------
 Control#   Red. Date   Balance   Amount    Advance    ASER  Rate    Date      Life            Type     Location   DSCR  Value  Date
------------------------------------------------------------------------------------------------------------------------------------

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 18 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

           SPECIALLY SERVICED (PART I) ~ LOAN DETAIL (END OF PERIOD)

                         Loan        Balance                           Remaining
Disclosure  Servicing   Status  ----------------             Maturity  ---------  Property    Geo.                            NOI
 Control #  Xfer Date  Code(1)  Schedule  Actual  Note Rate    Date    Life         Type    Location     NOI        DSCR      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Not Avail  Not Avail Not Avail

(1) Legend:

A. P&I Adv - in Grace Period

B. P&I Adv - < one month delinq

1. P&I Adv - delinquent 1 month

2. P&I Adv - delinquent 2 months

3. P&I Adv - delinquent 3+ months

4. Mat. Balloon/Assumed P&I

5. Non Performing Mat. Balloon

7. Foreclosure

9. REO

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 19 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                   ABN AMRO ACCT:

  SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS (END OF PERIOD)

Disclosure  Resolution
 Control #   Strategy   Comments
--------------------------------

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 20 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                              MODIFIED LOAN DETAIL

               Ending                    Cutoff    Modified
Disclosure   Principal   Modification   Maturity   Maturity   Modification
 Control #    Balance        Date         Date       Date      Description
--------------------------------------------------------------------------

Modified Loan Detail includes loans whose terms, fees, penalties or payments have been waived or extended.

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 21 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
                           MATURITY EXTENSION SUMMARY

LOANS WHICH HAVE HAD THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                            0
   Stated Principal Balance outstanding:                                    0.00
   Weighted Average Extension Period:                                          0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                            0
   Stated Principal Balance outstanding:                                    0.00
   Weighted Average Extension Period:                                          0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES FURTHER EXTENDED
   Number of Loans:                                                            0
   Cutoff Principal Balance:                                                0.00
   Weighted Average Extension Period:                                          0

LOANS PAID-OFF THAT DID EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                            0
   Cutoff Principal Balance:                                                0.00
   Weighted Average Extension Period:                                          0

LOANS PAID-OFF THAT DID NOT EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                            0
   Cutoff Principal Balance:                                                0.00

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 22 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
                              REALIZED LOSS DETAIL

                                                                        Gross
                                                                       Proceeds
                                                 Beginning            as a % of   Aggregate       Net       Net Proceeds
               Disclosure  Appraisal  Appraisal  Scheduled    Gross     Sched.   Liquidation  Liquidation     as a % of    Realized
   Period       Control #     Date      Value     Balance   Proceeds   Balance    Expenses *    Proceeds   Sched. Balance    Loss
-----------------------------------------------------------------------------------------------------------------------------------

CURRENT TOTAL
CUMULATIVE

*    Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 23 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:
                  BOND/COLLATERAL REALIZED LOSS RECONCILIATION

                                                                                            Interest
                                                                                          (Shortages)/
                     Beginning                   Prior Realized    Amounts Covered by   Excesses applied       Modification
                     Balance of    Aggregate    Loss Applied to  Overcollateralization     to Realized    Adjustments/Appraisal
Prospectus          the Loan at  Realized Loss    Certificates      and other Credit         Losses        Reduction Adjustment
    ID      Period  Liquidation     on Loans           A                   B                    C                    D
-------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE

                 Additional
               (Recoveries)/                                                 (Recoveries)/
            Expenses applied to  Current Realized Loss   Recoveries of      Realized Loss
Prospectus   Realized Losses          Applied to        Realized Losses       Applied to
    ID               E               Certificates*        paid as Cash   Certificate Interest
---------------------------------------------------------------------------------------------

CUMULATIVE

*    In the Initial Period the Current Realized Loss Applied to Certificates
     will equal Aggregate Realized Loss on Loans - B - C - D + E instead of
     A - C - D + E

Description of Fields

          A            Prior Realized Loss Applied to Certificates

          B            Reduction to Realized Loss applied to bonds (could
                       represent OC, insurance policies, reserve accounts, etc)

          C            Amounts classified by the Master as interest adjustments
                       from general collections on a loan with a Realized Loss

          D            Adjustments that are based on principal haircut or future
                       interest foregone due to modification

          E            Realized Loss Adjustments, Supplemental Recoveries or
                       Expenses on a previously liquidated loan

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 24 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                                 DEFEASED LOANS

Disclosure
Control #
--------------------------------------------------------------------------------

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 25 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

                     HISTORICAL COLLATERAL LEVEL REO REPORT

                                                                      Recent
Disclosure    REO                  Property    Actual   Scheduled   Appraisal   Appraisal
 Control #   Date   City   State     Type     Balance    Balance      Value        Date
-----------------------------------------------------------------------------------------

             Appraisal                                              Other
Disclosure   Reduction      Date      Liquidation   Liquidation    Revenue    Realized   Type
 Control #     Amount    Liquidated     Proceeds      Expenses    Recovered     Loss      (*)
---------------------------------------------------------------------------------------------

(*)  Legend:

(1)  Paid in Full,

(2)  Final Recovery Made,

(3)  Permitted Purchase

(4)  Final Recovery of REO,

(5)  Permitted purchase of REO

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 26 OF 27

[LaSalle Bank LOGO]   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.   Statement Date: 29-Jun-07
ABN AMRO              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES   Payment Date:   29-Jun-07
                                     SERIES 2007-C6                   Prior Payment:        N/A
                                                                      Next Payment:   30-Jul-07
                                                                      Record Date:

                                 ABN AMRO ACCT:

             MATERIAL BREACHES AND MATERIAL DOCUMENT DEFECT DETAIL

              Ending   Material
Disclosure  Principal   Breach   Material Breach and Material Document Defect
 Control #   Balance     Date                    Description
-----------------------------------------------------------------------------

Material breaches of pool asset representation or warranties or transaction covenants.

29-Jun-2007 - 14:31 () (C) 2007 LaSalle Bank N.A.                  PAGE 27 OF 27

                      [THIS PAGE ITENTIONALLY LEFT BLANK.]

                                     ANNEX E

                  CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

                         CLASS A-SB                                CLASS A-SB                               CLASS A-SB
                      PLANNED PRINCIPAL                        PLANNED PRINCIPAL                        PLANNED PRINCIPAL
 DISTRIBUTION DATE*        BALANCE        DISTRIBUTION DATE*        BALANCE        DISTRIBUTION DATE*        BALANCE
-------------------   -----------------   ------------------   -----------------   ------------------   -----------------

     7/31/2007         $100,000,000.00         8/10/2010        $100,000,000.00         9/10/2013         $68,060,799.45
     8/10/2007          100,000,000.00         9/10/2010         100,000,000.00        10/10/2013          66,297,083.28
     9/10/2007          100,000,000.00        10/10/2010         100,000,000.00        11/10/2013          64,523,969.80
     10/10/2007         100,000,000.00        11/10/2010         100,000,000.00        12/10/2013          62,730,318.90
     11/10/2007         100,000,000.00        12/10/2010         100,000,000.00         1/10/2014          60,938,201.26
     12/10/2007         100,000,000.00         1/10/2011         100,000,000.00         2/10/2014          59,126,061.24
     1/10/2008          100,000,000.00         2/10/2011         100,000,000.00         3/10/2014          57,314,739.67
     2/10/2008          100,000,000.00         3/10/2011         100,000,000.00         4/10/2014          55,493,767.14
     3/10/2008          100,000,000.00         4/10/2011         100,000,000.00         5/10/2014          53,634,478.28
     4/10/2008          100,000,000.00         5/10/2011         100,000,000.00         6/10/2014          51,793,896.86
     5/10/2008          100,000,000.00         6/10/2011         100,000,000.00         7/10/2014          49,934,606.52
     6/10/2008          100,000,000.00         7/10/2011         100,000,000.00         8/10/2014          48,074,311.73
     7/10/2008          100,000,000.00         8/10/2011         100,000,000.00         9/10/2014          46,195,842.28
     8/10/2008          100,000,000.00         9/10/2011         100,000,000.00        10/10/2014          44,315,626.88
     9/10/2008          100,000,000.00        10/10/2011         100,000,000.00        11/10/2014          42,425,393.46
     10/10/2008         100,000,000.00        11/10/2011         100,000,000.00        12/10/2014          40,517,796.78
     11/10/2008         100,000,000.00        12/10/2011         100,000,000.00         1/10/2015          38,607,328.04
     12/10/2008         100,000,000.00         1/10/2012         100,000,000.00         2/10/2015          36,680,044.46
     1/10/2009          100,000,000.00         2/10/2012         100,000,000.00         3/10/2015          34,749,127.70
     2/10/2009          100,000,000.00         3/10/2012          98,406,459.88         4/10/2015          32,807,922.78
     3/10/2009          100,000,000.00         4/10/2012          96,804,429.18         5/10/2015          30,839,458.28
     4/10/2009          100,000,000.00         5/10/2012          95,160,586.14         6/10/2015          28,877,422.15
     5/10/2009          100,000,000.00         6/10/2012          93,541,261.01         7/10/2015          26,899,968.74
     6/10/2009          100,000,000.00         7/10/2012          91,897,230.52         8/10/2015          24,916,942.52
     7/10/2009          100,000,000.00         8/10/2012          90,260,517.83         9/10/2015          22,919,067.88
     8/10/2009          100,000,000.00         9/10/2012          88,599,571.01        10/10/2015          20,914,830.92
     9/10/2009          100,000,000.00        10/10/2012          86,945,287.98        11/10/2015          18,899,915.13
     10/10/2009         100,000,000.00        11/10/2012          85,282,190.72        12/10/2015          16,871,015.20
     11/10/2009         100,000,000.00        12/10/2012          83,595,574.39         1/10/2016          14,834,553.46
     12/10/2009         100,000,000.00         1/10/2013          81,914,629.44         2/10/2016          12,784,691.50
     1/10/2010          100,000,000.00         2/10/2013          80,210,649.13         3/10/2016          10,726,457.32
     2/10/2010          100,000,000.00         3/10/2013          78,511,668.88         4/10/2016           8,657,256.60
     3/10/2010          100,000,000.00         4/10/2013          76,803,636.24         5/10/2016           6,574,055.00
     4/10/2010          100,000,000.00         5/10/2013          75,046,901.12         6/10/2016           4,482,729.76
     5/10/2010          100,000,000.00         6/10/2013          73,320,407.77         7/10/2016           2,379,491.22
     6/10/2010          100,000,000.00         7/10/2013          71,572,113.51         8/10/2016                   0.00
     7/10/2010          100,000,000.00         8/10/2013          69,827,106.05

----------
*    Assumes each distribution date occurs on the 10th of the month.

                                       E-1

                      [THIS PAGE ITENTIONALLY LEFT BLANK.]

                                     ANNEX F

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in limited circumstances, the globally offered Citigroup Commercial
Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series
2007-C6, Class X, Class A-1, Class A-2, Class A-3, Class A-3B, Class A-SB, Class
A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and
Class F will be available only in book-entry form.

     The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

     Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between member organizations of Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

     As described under "U.S. Federal Income Tax Documentation Requirements"
below, non-U.S. holders of book-entry certificates will be subject to U.S.
withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

     All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

     Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their book-entry certificates through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

                                       F-1

     Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

     Trading between DTC Seller and Clearstream or Euroclear Purchaser. When
book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon distribution date occurs (or, if no coupon distribution date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or
Euroclear, as the case may be. The securities credit will appear the next day,
European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

     Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts.
However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream or
Euroclear.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to
time zone differences in their favor, member organizations of Clearstream or
Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of
Clearstream or Euroclear at least one business day prior to settlement. In these cases, Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon distribution date occurs (or, if no coupon distribution date has occurred, from and including the first day of the initial interest accrual period) to and excluding the

                                       F-2

settlement date. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of Clearstream or
Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of
Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream or Euroclear would be valued instead as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o    borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or
          Euroclear accounts, in accordance with the clearing system's customary procedures;

     o    borrowing the book-entry certificates in the United States from a DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

     o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a
"U.S. withholding agent") establishing an exemption from withholding. A non-U.S.
holder may be subject to withholding unless each U.S. withholding agent receives:

     1.   from a non-U.S. holder that is classified as a corporation for U.S.
          federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS
          Form W-8BEN (or any successor form);

     2.   from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form
          W-8ECI (or any successor form);

     3.   from a non-U.S. holder that is classified as a partnership for U.S.
          federal income tax purposes, a duly completed and executed IRS Form
          W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is

                                       F-3

          recommended that such partnerships consult their tax advisors with respect to these certification rules;

     4.   from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

          (a)  if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury
               Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form):

               (i)   stating the name, permanent residence address and qualified intermediary employer identification number of the
                     qualified intermediary and the country under the laws of
                     which the qualified intermediary is created, incorporated
                     or governed;

               (ii)  certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under
                     section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations;

               (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is
                     not acting for its own account but is acting as a qualified intermediary; and

               (iv)  providing any other information, certifications, or
                     statements that may be required by the IRS Form W-8IMY or
                     accompanying instructions in addition to, or in lieu of,
                     the information and certifications described in section
                     1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S.
                     Treasury Regulations; or

          (b)  if the intermediary is not a qualified intermediary (a
               "nonqualified intermediary"), a duly completed and executed IRS
               Form W-8IMY (or any successor or substitute form):

               (i)   stating the name and permanent residence address of the
                     nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created,
                     incorporated or governed;

               (ii)  certifying that the nonqualified intermediary is not acting for its own account;

               (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to
                     substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners; and

               (iv)  providing any other information, certifications or
                     statements that may be required by the IRS Form W-8IMY or
                     accompanying instructions in addition to, or in lieu of,
                     the information, certifications, and statements described
                     in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury
                     Regulations; or

                                       F-4

     5.   from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or W-8IMY; any
          non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

     All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S.
Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

     In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

     o    provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S.
          holder;

     o    provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

     o    can be treated as an "exempt recipient" within the meaning of section
          1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a
          corporation or a financial institution such as a bank).

     This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are
non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                       F-5

                      [THIS PAGE ITENTIONALLY LEFT BLANK.]

     The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "CGCMT
2007-C6 Annex A.xls," a Microsoft Excel(1) spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the Mortgage Pool" in, and on Annexes A-1 and A-5 to,
this offering prospectus. Capitalized terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in this offering prospectus. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this offering prospectus. Prospective investors are strongly urged to read this offering prospectus and the accompanying base prospectus in its entirety prior to accessing the spreadsheet file.

----------
(1)  Microsoft Excel is a registered trademark of Microsoft Corporation.

================================================================================

Important Notice About the Information Contained in this Offering
   Prospectus and the Accompanying Base Prospectus .....................      7
Important Information Relating to Automatically Generated Email

ANNEX A-1 -- Characteristics of the Underlying Mortgage Loans and the
   Mortgaged Real Properties ...........................................   A-1-1
ANNEX A-2 -- Summary Characteristics of the Underlying Mortgage Loans
   and the Mortgaged Real Properties ...................................   A-2-1
ANNEX A-3 -- Summary Characteristics of the Underlying Mortgage Loans
   in Loan Group No. 1 and the Related Mortgaged Real Properties .......   A-3-1
ANNEX A-4 -- Summary Characteristics of the Underlying Mortgage Loans in
   Loan Group No. 2 and the Related Mortgaged Real Properties ..........   A-4-1
ANNEX A-5 -- Characteristics of the Multifamily, Manufactured Housing
   Community and Mixed Use Mortgaged Real Properties ...................   A-5-1
ANNEX B -- Description of Ten Largest Mortgage Loans and/or Groups of
   Cross-Collateralized Mortgage Loans .................................   B-1-1
ANNEX C-1 -- Yield Tables...............................................   C-1-1
ANNEX C-2 -- Decrement Tables...........................................   C-2-1
ANNEX D -- Form of Distribution Date Statement..........................   D-1-1
ANNEX E -- Class A-SB Planned Principal Balance Schedule................   E-1-1
ANNEX F -- Global Clearance, Settlement and Tax Documentation
   Procedures ..........................................................   F-1-1

                                 $4,403,508,000
                                  (APPROXIMATE)

                              CITIGROUP COMMERCIAL
                             MORTGAGE TRUST 2007-C6

                               COMMERCIAL MORTGAGE
                                  PASS-THROUGH
                          CERTIFICATES, SERIES 2007-C6

                              CLASS A-1, CLASS A-2,
                             CLASS A-3, CLASS A-3B,
                             CLASS A-SB, CLASS A-4,
                             CLASS A-1A, CLASS A-M,
                               CLASS A-J, CLASS B,
                           CLASS C, CLASS D, CLASS E,
                               CLASS F AND CLASS X

                               OFFERING PROSPECTUS

                                    CITIGROUP
                             CAPMARK SECURITIES INC.
                             PNC CAPITAL MARKETS LLC
                         BANC OF AMERICA SECURITIES LLC
                              LEHMAN BROTHERS INC.

                                  JULY 9, 2007

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